              As filed with the Securities and Exchange Commission
                                on July 31, 2003
                      Registration No. 333-89661; 811-09645
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------
                                   FORM N-1A*

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [ ]

                        Post-Effective Amendment No. 32                     [X]

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [ ]

                               Amendment No. 33                             [X]

                        (Check appropriate box or boxes)

                             -----------------------
                               NATIONS FUNDS TRUST
               (Exact Name of Registrant as specified in Charter)
                             101 South Tryon Street
                               Charlotte, NC 28255
          (Address of Principal Executive Offices, including Zip Code)

                           --------------------------
       Registrant's Telephone Number, including Area Code: (800) 321-7854
                                Robert B. Carroll
                         c/o Bank of America Corporation
                            One Bank of America Plaza
                             101 South Tryon Street
                               Charlotte, NC 28255
                     (Name and Address of Agent for Service)

                                 With copies to:
    Marco E. Adelfio, Esq.                             Carl Frischling, Esq.
    Steven G. Cravath, Esq.                            Kramer Levin Naftalis
    Morrison & Foerster LLP                                & Frankel
    2000 Pennsylvania Ave., N.W.                       919 3rd Avenue
    Suite 5500                                         New York, New York 10022
    Washington, D.C.  20006

It is proposed that this filing will become effective (check appropriate box):

[X]    Immediately upon filing pursuant        [ ]     on (date) pursuant
       to Rule 485(b)*, or                             to Rule 485(b), or

[ ]    60 days after filing pursuant           [ ]     on (date) pursuant
       to Rule 485(a), or                              to Rule 485(a).

[ ]    75 days after filing pursuant to        [ ]     on (date) pursuant to
       paragraph (a)(2)                                paragraph(a)(2) of Rule 485

If appropriate, check the following box:

      [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

*This post-effective amendment is being executed by the Trustees and principal officers of Nations Master Investment Trust.

                                EXPLANATORY NOTE

     The Registrant is filing this Post-Effective Amendment No. 32 to the Registration Statement of Nations Funds Trust (the "Trust") in order to provide updated financial information for the Trust's Funds and to effect certain non-material changes.

                               NATIONS FUNDS TRUST
                              CROSS REFERENCE SHEET

                        Part A
                        Item No.                                               Prospectus
                        --------                                               ----------
1.   Front and Back Cover Pages ................................     Front and Back Cover Pages

2.   Risk/Return Summary: Investments, Risks
     and Performance............................................     About this Prospectus

3.   Risk/Return Summary: Fee Tables............................     About the Funds; Financial Highlights

4.   Investment Objectives, Principal
     Investment Strategies, and Related Risks...................     About the Funds; Other Important
                                                                     Information

5.   Management's Discussion of Fund
     Performance................................................     About the Funds

6.   Management, Organization, and
     Capital Structure..........................................     What's Inside; About the Funds;
                                                                     How the Funds Are Managed;
                                                                     About your Investment

7.   Shareholder Information....................................     About the Funds; About your
                                                                     Investment

8.   Distribution Arrangements..................................     Information for Investors

9.   Financial Highlights Information...........................     Financial Highlights; About the Funds

                        Part B
                        Item No.
                        --------
10.   Cover Page and Table of Contents............................     Cover Page and Table of Contents

11.   Fund History................................................     Introduction

12.   Description of the Fund and Its
      Investments and Risks.......................................     Additional Information on Portfolio
                                                                       Investments

13.   Management of the Funds.....................................     Trustees And Officers; Investment
                                                                       Advisory, Administration, Custody Transfer
                                                                       Agency, Shareholder Servicing and
                                                                       Distribution Agreements
14.   Control Persons and Principal
      Holders of Securities.......................................     Not Applicable

15.   Investment Advisory and Other Services......................     Investment Advisory,
                                                                       Administration, Custody, Transfer Agency,
                                                                       Shareholder Servicing And Distribution
                                                                       Agreements

16.   Brokerage Allocation and Other Practices....................     Portfolio Transactions and
                                                                       Brokerage--General Brokerage Policy

17.   Capital Stock and Other
      Securities..................................................     Description Of Shares;
                                                                       Investment Advisory, Administration,
                                                                       Custody, Transfer Custody, Transfer
                                                                       Agency, Shareholder Servicing And
                                                                       Distribution Agreements

18.   Purchase, Redemption and Pricing
      of Shares...................................................     Net Asset Value -- Purchases
                                                                       And Redemptions; Distributor

19.   Taxation of the Fund........................................     Additional Information Concerning
                                                                       Taxes

20.   Underwriters................................................     Investment Advisory,
                                                                       Administration Custody, Transfer Agency
                                                                       Shareholder Servicing And Distribution
                                                                       Agreements; Distributor

21.   Calculation of Performance Data.............................     Additional Information on
                                                                       Performance

22.   Financial Statements........................................     Independent Accountant and
                                                                       Reports

Part C
Item No.                                                         Other Information
--------                                                         -----------------
                                                                 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this
                                                                 Document

                Prospectus
                ----------------------------------------------------------------
                Primary A Shares
                August 1, 2003

(NATIONS FUNDS LOGO)

STOCK FUNDS
Nations Convertible Securities Fund
Nations Asset Allocation Fund
Nations Value Fund
Nations MidCap Value Fund
Nations Strategic Growth Fund
Nations Marsico Growth Fund
Nations Capital Growth Fund
Nations Marsico Focused Equities Fund
Nations MidCap Growth Fund
Nations Marsico 21st Century Fund
Nations SmallCap Value Fund
Nations Small Company Fund

INTERNATIONAL/GLOBAL STOCK FUNDS
Nations Global Value Fund
Nations International Value Fund
Nations International Equity Fund
Nations Marsico International
Opportunities Fund

INDEX FUNDS
Nations LargeCap Index Fund
Nations MidCap Index Fund
Nations SmallCap Index Fund
Nations LargeCap Enhanced Core Fund
(formerly, Nations Managed Index Fund)

GOVERNMENT & CORPORATE BOND FUNDS
Nations Short-Term Income Fund
Nations Short-Intermediate Government Fund
Nations Government Securities Fund
Nations Intermediate Bond Fund
Nations Bond Fund
Nations Strategic Income Fund
Nations High Yield Bond Fund

MUNICIPAL BOND FUNDS
Nations Short-Term Municipal Income Fund
Nations Intermediate Municipal Bond Fund
Nations Municipal Income Fund

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 187.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Nations Funds Stock, International/Global Stock, Index, Government & Corporate Bond and Municipal Bond Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions. SUBJECT TO CERTAIN LIMITED EXCEPTIONS, NATIONS INTERNATIONAL VALUE FUND IS NO LONGER ACCEPTING NEW INVESTMENTS FROM CURRENT OR PROSPECTIVE INVESTORS. PLEASE SEE THE FUND'S DESCRIPTION FOR MORE INFORMATION.

ABOUT THE FUNDS

Each type of Fund has a different investment focus:

  - Stock Funds invest primarily in equity securities of U.S. companies. Within the Stock Funds category is Nations Asset Allocation Fund. This Fund invests in a mix of equity and fixed income securities, as well as money market instruments.

  - International Stock Funds invest primarily in equity securities of companies outside the U.S.

  - The Global Stock Fund invests primarily in equity securities of U.S. and non-U.S. companies.

  - Index Funds focus on long-term growth. Except for Nations LargeCap Enhanced Core Fund, they all seek to match the industry and risk characteristics of a specific stock market index, like the S&P 500, by investing primarily in the equity securities that are included in the index. While maintaining the characteristics of the index, Nations LargeCap Enhanced Core Fund varies the number, type and weighting of its holdings from those of the index to try to provide higher returns.

  - Government & Corporate Bond Funds focus on the potential to earn income by investing primarily in fixed income securities.

  - Municipal Bond Funds focus on the potential to earn income that is generally free from federal income tax by investing primarily in municipal securities.

The Funds also have different risk/return characteristics because they invest in different kinds of securities.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk. Foreign securities also involve special risks not associated with investing in the U.S. stock market, which you need to be aware of before you invest.

Fixed income securities and municipal securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities and municipal securities.

In every case, there's a risk that you'll lose money or you may not earn as much as you expect.

CHOOSING THE RIGHT FUNDS FOR YOU

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Stock, International/Global Stock and Index Funds generally focus on long-term growth. They may be suitable for you if:

  - you have longer-term investment goals

  - they're part of a balanced portfolio

  - you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with equity securities, including foreign securities

  - you have short-term investment goals

  - you're looking for a regular stream of income

The Government & Corporate Bond and Municipal Bond Funds focus on the potential to earn income. They may be suitable for you if:

  - you're looking for income

  - you have longer-term investment goals

The Municipal Bond Funds may be suitable if you also want to reduce taxes on your investment income.

The Government & Corporate Bond and Municipal Bond Funds may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with fixed income securities

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 6.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BACAP IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. BACAP AND NATIONS FUNDS HAVE ENGAGED SUB-ADVISERS, WHICH ARE RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR CERTAIN FUNDS.




 YOU'LL FIND MORE ABOUT BACAP AND THE SUB-ADVISERS STARTING ON PAGE 152.

--------------------------------------------------------------------------------


NATIONS CONVERTIBLE SECURITIES FUND                             6
-----------------------------------------------------------------
NATIONS ASSET ALLOCATION FUND                                  11
-----------------------------------------------------------------
NATIONS VALUE FUND                                             17
-----------------------------------------------------------------
NATIONS MIDCAP VALUE FUND                                      21
-----------------------------------------------------------------
NATIONS STRATEGIC GROWTH FUND                                  25
-----------------------------------------------------------------
NATIONS MARSICO GROWTH FUND                                    30
Sub-adviser: Marsico Capital Management, LLC
-----------------------------------------------------------------
NATIONS CAPITAL GROWTH FUND                                    35
-----------------------------------------------------------------
NATIONS MARSICO FOCUSED EQUITIES FUND                          40
Sub-adviser: Marsico Capital Management, LLC
-----------------------------------------------------------------
NATIONS MIDCAP GROWTH FUND                                     45
-----------------------------------------------------------------
NATIONS MARSICO 21ST CENTURY FUND                              50
Sub-adviser: Marsico Capital Management, LLC
-----------------------------------------------------------------
NATIONS SMALLCAP VALUE FUND                                    54
-----------------------------------------------------------------
NATIONS SMALL COMPANY FUND                                     58
-----------------------------------------------------------------
NATIONS GLOBAL VALUE FUND                                      63
Sub-adviser: Brandes Investment Partners, LLC
-----------------------------------------------------------------
NATIONS INTERNATIONAL VALUE FUND                               67
Sub-adviser: Brandes Investment Partners, LLC
-----------------------------------------------------------------
NATIONS INTERNATIONAL EQUITY FUND                              72
Sub-advisers: Marsico Capital Management, LLC, INVESCO
Global Asset Management (N.A.), Inc. and Putnam Investment
Management, LLC
-----------------------------------------------------------------
NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND               77
Sub-adviser: Marsico Capital Management, LLC
-----------------------------------------------------------------
NATIONS LARGECAP INDEX FUND                                    82
-----------------------------------------------------------------
NATIONS MIDCAP INDEX FUND                                      87
-----------------------------------------------------------------
NATIONS SMALLCAP INDEX FUND                                    91
-----------------------------------------------------------------
NATIONS LARGECAP ENHANCED CORE FUND                            96
(formerly, Nations Managed Index Fund)
-----------------------------------------------------------------

NATIONS SHORT-TERM INCOME FUND                                101
-----------------------------------------------------------------
NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND                    106
-----------------------------------------------------------------
NATIONS GOVERNMENT SECURITIES FUND                            110
-----------------------------------------------------------------
NATIONS INTERMEDIATE BOND FUND                                115
-----------------------------------------------------------------
NATIONS BOND FUND                                             120
-----------------------------------------------------------------
NATIONS STRATEGIC INCOME FUND                                 125
-----------------------------------------------------------------
NATIONS HIGH YIELD BOND FUND                                  131
Sub-adviser: MacKay Shields LLC
-----------------------------------------------------------------
NATIONS SHORT-TERM MUNICIPAL INCOME FUND                      135
-----------------------------------------------------------------
NATIONS INTERMEDIATE MUNICIPAL BOND FUND                      140
-----------------------------------------------------------------
NATIONS MUNICIPAL INCOME FUND                                 145
-----------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                   150
-----------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                     152

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                        162
     How orders are processed                                  163
  Redemption fees                                              163
  Distributions and taxes                                      167
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           171
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                  187
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S INCOME STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 152.

WHAT ARE CONVERTIBLE SECURITIES?

CONVERTIBLE SECURITIES, WHICH INCLUDE CONVERTIBLE BONDS AND CONVERTIBLE PREFERRED STOCKS, CAN BE EXCHANGED FOR COMMON STOCK AT A SPECIFIED RATE. THE COMMON STOCK IT CONVERTS TO IS CALLED THE "UNDERLYING" COMMON STOCK.

CONVERTIBLE SECURITIES TYPICALLY:

  - HAVE HIGHER INCOME POTENTIAL THAN THE UNDERLYING COMMON STOCK

  - ARE AFFECTED LESS BY CHANGES IN THE STOCK MARKET THAN THE UNDERLYING COMMON STOCK

  - HAVE THE POTENTIAL TO INCREASE IN VALUE IF THE VALUE OF THE UNDERLYING COMMON STOCK INCREASES

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to provide investors with a total investment return, comprised of current income and capital appreciation, consistent with prudent investment risk.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in convertible securities. Most convertible securities are issued by U.S. issuers.
                   The Fund may invest up to 15% of its assets in Eurodollar convertible securities.

Most convertible securities are not investment grade. The team generally chooses convertible securities that are rated at least "B" by a nationally recognized statistical rating organization (NRSRO). The team may choose unrated securities if it believes they are of comparable quality at the time of investment.

The Fund may invest directly in equity securities. The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team looks for opportunities to participate in the growth potential of the underlying common stocks, while earning income that is generally higher than the income these stocks earn.

When identifying individual investments, the team evaluates a number of factors, including:

  - the issuer's financial strength and revenue outlook

  - earnings trends, including changes in earnings estimates

  - the security's conversion feature and other characteristics

The team tries to limit conversion costs and generally sells securities when they take on the trading characteristics of the underlying common stock. The team also may convert securities to common shares when it believes it's appropriate to do so.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Convertible Securities Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- The team chooses convertible securities that it believes have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Fund's ability to meet its objective.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - INTEREST RATE RISK -- Certain of the convertible securities in which the Fund invests are fixed income securities. The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Fixed income securities with the lowest investment grade rating or that aren't investment grade are more speculative in nature than securities with higher ratings, and they tend to be more sensitive to credit risk, particularly during a downturn in the economy.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2000     2001     2002
                ----     ----     ----
               15.21%   -7.66%   -9.40%



               *Year-to-date return as of June 30, 2003: 10.26%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 1ST QUARTER 2000:           13.55%
         WORST: 3RD QUARTER 2002:         -10.52%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Primary A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Merrill Lynch All Convertibles All Qualities Index, a widely used unmanaged index that measures the performance of convertible securities. Prior to August 1, 2003, the Fund compared its performance to the CSFB Convertible Securities Index. The Fund changed the index to which it compares its performance because the Merrill Lynch All Convertibles All Qualities Index is considered a more appropriate comparison. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                                 1 YEAR     FUND*
         PRIMARY A SHARES RETURNS BEFORE TAXES                    -9.40%    3.88%



         PRIMARY A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS   -10.56%    0.07%



         PRIMARY A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS
           AND SALE OF FUND SHARES                                -5.75%    1.73%



         MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)   -8.58%    0.00%



         CSFB CONVERTIBLE SECURITIES INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR TAXES)                -6.20%    1.74%

      *THE INCEPTION DATE OF PRIMARY A SHARES IS MAY 21, 1999. THE RETURNS FOR
       THE INDICES SHOWN ARE FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Primary A
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 none



         Maximum deferred sales charge (load)                             none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.65%



         Other expenses                                                  0.32%
                                                                         -----



         Total annual Fund operating expenses                            0.97%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         PRIMARY A SHARES                        $99      $309      $536      $1,190

NATIONS ASSET ALLOCATION FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S INVESTMENT STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE EQUITY PORTION OF THE FUND. BACAP'S FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FIXED INCOME AND MONEY MARKET PORTIONS OF THE FUND.




 YOU'LL FIND MORE ABOUT BACAP STARTING ON PAGE 152.

WHAT IS AN ASSET ALLOCATION FUND?

THIS ASSET ALLOCATION FUND INVESTS IN A MIX OF EQUITY AND FIXED INCOME SECURITIES, AND CASH EQUIVALENTS.

EACH OF THESE "ASSET CLASSES" HAS DIFFERENT RISK/RETURN CHARACTERISTICS. THE PORTFOLIO MANAGEMENT TEAM CHANGES THE MIX BASED ON ITS ASSESSMENT OF THE EXPECTED RISKS AND RETURNS OF EACH CLASS.

ASSET ALLOCATION FUNDS LIKE THIS ONE CAN PROVIDE A DIVERSIFIED ASSET MIX FOR YOU IN A SINGLE INVESTMENT.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to obtain long-term growth from capital appreciation, and dividend and interest income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests in a mix of equity and fixed income securities, as well as cash equivalents, including U.S. government obligations, commercial paper and other short-term, interest-bearing instruments.

The team uses asset allocation and active security selection as its principal investment approach. The team actively allocates assets among the three asset classes based on its assessment of the expected risks and returns of each class.

The equity securities the Fund invests in are primarily common stocks of medium and large-sized companies whose market capitalizations typically are at least $1 billion and that are believed to have potential for long-term growth.

For the equity portion of the Fund, the team starts with a universe of companies that have been identified using a disciplined analytical process. The investment potential of these companies and their industries have been assessed by evaluating:

  - the growth prospects of the industry

  - a company's relative competitive position in the industry

  - which companies are mature, fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity

  - a company's current operating margins relative to its historic range

  - various measures of relative valuation, including price to cash flow and relative dividend yield

  - indicators of potential stock price appreciation. These could have taken the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors

It is believed that this fundamental analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

The team then uses quantitative analysis to create a core portfolio from the identified companies, evaluating each company's earnings trends and stock valuations, among other things.

In managing the portfolio, the team considers the characteristics of the Russell 1000 Index as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

The fixed income securities the Fund invests in are primarily investment grade bonds and notes; however, the Fund may invest up to 10% of its total assets in high yield debt securities which are often referred to as "junk bonds". The Fund normally invests at least 25% of its assets in senior securities. The Fund may also invest up to 35% of its assets in mortgage-backed and asset-backed securities.

In the fixed income portion of its portfolio, the Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options, and other derivative instruments to seek to enhance returns, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in an underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team may sell a security when the Fund's asset allocation changes, if there is a deterioration in the issuer's financial situation, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  - may limit the number of buy and sell transactions it makes

  - may try to sell shares that have the lowest tax burden on shareholders

  - may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Asset Allocation Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns the team expects, or will fall in value.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - INTEREST RATE RISK -- The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - MORTGAGE-RELATED RISK -- The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

      - ASSET-BACKED SECURITIES RISK -- Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

      - INVESTMENT IN OTHER NATIONS FUNDS -- The Fund may pursue its high yield securities strategy by investing in High Yield Portfolio rather than directly in high yield securities. High Yield Portfolio is a registered investment company in the Nations Funds Family whose interests are offered by private placements only. BACAP and its affiliates may be entitled to reimbursement for certain expenses from High Yield Portfolio in addition to the fees which they are entitled to receive from Nations Asset Allocation Fund for services provided directly. The Fund may also pursue its fixed income securities strategy by investing in Nations Bond Fund. BACAP and its affiliates are entitled to receive fees from Nations Bond Fund for providing advisory and other services, in addition to the fees which they are entitled to receive from Nations Asset Allocation Fund for services provided directly. BACAP and its affiliates may waive fees which they are entitled to receive from either High Yield Portfolio or Nations Bond Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

EFFECTIVE JANUARY 1, 2002, BACAP'S GROWTH STRATEGIES TEAM REPLACED CHICAGO EQUITY PARTNERS, LLC (CHICAGO EQUITY) AS THE TEAM RESPONSIBLE FOR THE DAY-TO-DAY PORTFOLIO MANAGEMENT FOR THE EQUITY PORTION OF THE FUND. BACAP HAS A DIFFERENT EQUITY INVESTMENT STYLE THAN CHICAGO EQUITY.

EFFECTIVE DECEMBER 31, 2002, THE FUND'S PRINCIPAL INVESTMENT STRATEGIES WERE MODIFIED AND THE BACAP INVESTMENT STRATEGIES TEAM TOOK OVER THE DAY-TO-DAY PORTFOLIO MANAGEMENT OF THE EQUITY PORTION OF THE FUND.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2000     2001     2002
                ----     ----     ----
               -0.50%   -6.33%   -14.91%



               *Year-to-date return as of June 30, 2003: 8.08%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 2001:           6.32%
         WORST: 2ND QUARTER 2002:         -8.62%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Primary A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Russell 1000 Index and the Lehman Aggregate Bond Index. The Russell 1000 Index is an unmanaged index comprised of the 1,000 largest stocks in the Russell 3000 Index. The Lehman Aggregate Bond Index is an unmanaged index made up of the Lehman Government/Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. Prior to December 31, 2002, the Fund compared its performance to the S&P
      500. The Fund changed the index to which it compares its performance because the Russell 1000 Index is considered a more appropriate comparison. All dividends are reinvested. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                                 1 YEAR     FUND*
         PRIMARY A SHARES RETURNS BEFORE TAXES                   -14.91%   -4.11%



         PRIMARY A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS   -15.56%   -5.43%



         PRIMARY A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS
           AND SALE OF FUND SHARES                                -9.14%   -3.57%



         RUSSELL 1000 INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                                    -21.65%   -8.74%



         LEHMAN AGGREGATE BOND INDEX (REFLECTS NO DEDUCTIONS
           FOR FEES, EXPENSES OR TAXES)                           10.25%    8.46%



         S&P 500 (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                                                -22.09%   -9.14%

      *THE INCEPTION DATE OF PRIMARY A SHARES IS MAY 21, 1999. THE RETURNS FOR
       THE INDICES SHOWN ARE FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Primary A
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases              none



         Maximum deferred sales charge (load)                          none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.65%



         Other expenses                                                  0.39%
                                                                          -------



         Total annual Fund operating expenses                            1.04%
                                                                          =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
         PRIMARY A SHARES                     $106     $331      $574      $1,271

NATIONS VALUE FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S VALUE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 152.

WHAT IS VALUE INVESTING?

VALUE INVESTING MEANS LOOKING FOR "UNDERVALUED" COMPANIES -- QUALITY COMPANIES THAT MAY BE CURRENTLY OUT OF FAVOR AND SELLING AT A REDUCED PRICE, BUT THAT HAVE GOOD POTENTIAL TO INCREASE IN VALUE.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks growth of capital by investing in companies that are believed to be undervalued.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund normally invests at least 80% of its assets in common stocks of U.S.
                   companies. It generally invests in companies in a broad range of industries with market capitalizations of at least $1 billion and daily trading volumes of at least $3 million. The Fund may also invest up to 20% of its assets in foreign securities.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses a three prong approach, combining fundamental and quantitative analysis with risk management to identify value opportunities and construct the portfolio. The management team looks at, among other things:

  - mature, fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity

  - various measures of relative valuation, including price to cash flow and relative dividend yield. The team believes that companies with lower relative valuation are generally more likely to provide better opportunities for capital appreciation

  - a company's current operating margins relative to its historic range

  - indicators of potential stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors

Additionally, the management team uses analytical tools to actively monitor the risk profile of the portfolio.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  - may limit the number of buy and sell transactions it makes

  - may try to sell shares that have the lowest tax burden on shareholders

  - may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Value Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks that it believes are undervalued, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Fund may invest up to 20% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               16.36%   -2.99%   36.09%   21.12%   26.66%   17.34%    1.25%    3.94%   -7.09%   -19.20%



               *Year-to-date return as of June 30, 2003: 10.73%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 1998:           19.69%
         WORST: 3RD QUARTER 2002:         -20.49%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Primary A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Russell 1000 Value Index, an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. The index is weighted by market capitalization and is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                             1 YEAR    5 YEARS   10 YEARS    FUND*
         PRIMARY A SHARES RETURNS BEFORE
           TAXES                             -19.20%   -1.50%      8.13%     8.83%



         PRIMARY A SHARES RETURNS AFTER
           TAXES ON DISTRIBUTIONS            -19.85%   -4.04%      5.22%     6.32%



         PRIMARY A SHARES RETURNS AFTER
           TAXES ON DISTRIBUTIONS AND SALE
           OF FUND SHARES                    -11.44%   -0.95%      6.36%     7.02%



         RUSSELL 1000 VALUE INDEX (REFLECTS
           NO DEDUCTIONS FOR FEES, EXPENSES
           OR TAXES)                         -15.52%    1.16%     10.80%    10.19%




      *THE INCEPTION DATE OF PRIMARY A SHARES IS SEPTEMBER 19, 1989. THE RETURN
       FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Primary A
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases              none



         Maximum deferred sales charge (load)                          none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.65%



         Other expenses                                                  0.32%
                                                                          ------



         Total annual Fund operating expenses                            0.97%
                                                                          ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         PRIMARY A SHARES                        $99      $309      $536      $1,190

NATIONS MIDCAP VALUE FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S VALUE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 152.

WHAT IS VALUE INVESTING?

VALUE INVESTING MEANS LOOKING FOR "UNDERVALUED" COMPANIES -- QUALITY COMPANIES THAT MAY BE CURRENTLY OUT OF FAVOR AND SELLING AT A REDUCED PRICE, BUT THAT HAVE GOOD POTENTIAL TO INCREASE IN VALUE.

--------------------------------------------------------------------------------


[TARGET GRAPHIC]   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital with income as a secondary consideration.

[COMPASS GRAPHIC]  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of U.S. companies whose market capitalizations are within the range of the companies within the Russell MidCap Value Index (currently between
                   $321 million and $12.5 billion) and that are believed to have the potential for long-term growth. The Fund may also invest up to 20% of its assets in foreign securities.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses a three prong approach, combining fundamental and quantitative analysis with risk management to identify value opportunities and construct the portfolio. The management team looks at, among other things:

  - mature, fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity

  - various measures of relative valuation, including price to cash flow and relative dividend yield. The team believes that companies with lower relative valuation are generally more likely to provide better opportunities for capital appreciation

  - a company's current operating margins relative to its historic range

  - indicators of potential stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors.

Additionally, the management team uses analytical tools to actively monitor the risk profile of the portfolio.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  - may limit the number of buy and sell transactions it makes

  - may try to sell shares that have the lowest tax burden on shareholders

  - may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


[LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
GRAPHIC]           Nations MidCap Value Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks it believes are undervalued with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Fund may invest up to 20% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2002
                ----
               -13.09%



               *Year-to-date return as of June 30, 2003: 12.25%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 1ST QUARTER 2002:            7.11%
         WORST: 3RD QUARTER 2002:         -17.89%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Primary A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Russell MidCap Value Index, an unmanaged index which measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The Russell MidCap Value Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                                 1 YEAR     FUND*
         PRIMARY A SHARES RETURNS BEFORE TAXES                   -13.09%   -7.04%



         PRIMARY A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS   -13.43%   -7.39%



         PRIMARY A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS
           AND SALE OF FUND SHARES                                -8.02%   -5.78%



         RUSSELL MIDCAP VALUE INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                               -9.64%   -5.46%

      *THE INCEPTION DATE OF PRIMARY A SHARES IS NOVEMBER 1, 2001. THE RETURN
       FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

--------------------------------------------------------------------------------


[PERCENT GRAPHIC]  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Primary A
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases              none



         Maximum deferred sales charge (load)                          none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.75%



         Other expenses                                                  0.36%
                                                                          ------



         Total annual Fund operating expenses(2)                         1.11%
                                                                          ======




      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 1.25% for Primary A Shares until July 31, 2004. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         PRIMARY A SHARES                        $113     $353      $612      $1,352




NATIONS STRATEGIC GROWTH FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

BACAP IS THE MASTER PORTFOLIO'S ADVISER. BACAP'S GROWTH STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 152.

MINIMIZING TAXES

THE MASTER PORTFOLIO'S PROACTIVE TAX MANAGEMENT STRATEGY MAY HELP REDUCE CAPITAL GAINS DISTRIBUTIONS. THE TAX MANAGEMENT STRATEGY SEEKS TO LIMIT PORTFOLIO TURNOVER, OFFSET CAPITAL GAINS WITH CAPITAL LOSSES AND SELL SECURITIES THAT HAVE THE LOWEST TAX BURDEN ON SHAREHOLDERS.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations Strategic Growth Master Portfolio
                   (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio normally invests at least 65% of its assets in common stocks of companies that it selects from most major industry sectors. The Master Portfolio normally holds 60 to 80 securities, which include common stocks, preferred stocks and convertible securities like warrants and rights. It may hold up to 20% of its assets in foreign securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalizations of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

  - the growth prospects of the company's industry

  - the company's relative competitive position in the industry

The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

In actively managing the portfolio, the team considers the characteristics of the S&P 500 as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

The team may sell a security when it believes that the profitability of the company's industry is beginning to decline, if there is a meaningful deterioration in the company's competitive position, the company's management fails to execute its business strategy, when the manager considers the security's price to be overvalued, or for other reasons.

The team may use various strategies, consistent with the Master Portfolio's investment objective, to try to reduce the amount of capital gains and income distributed to shareholders. For example, the team:

  - will focus on long-term investments to try to limit the number of buy and sell transactions

  - may try to sell securities that have the lowest tax burden on shareholders

  - may offset capital gains by selling securities to realize a capital loss

  - invests primarily in securities with lower dividend yields

  - may use options, instead of selling securities

While the Master Portfolio may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Strategic Growth Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks that are believed to have the potential for long-term growth. There is a risk that the value of these investments will not rise as expected, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest up to 20% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1999     2000     2001     2002
                ----     ----     ----     ----
               28.08%   -12.52%  -12.26%  -27.43%



               *Year-to-date return as of June 30, 2003: 11.69%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 1999:           20.52%
         WORST: 3RD QUARTER 2001:         -15.93%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Primary A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                                 1 YEAR     FUND*
         PRIMARY A SHARES RETURNS BEFORE TAXES                   -27.43%   -1.97%



         PRIMARY A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS   -27.58%   -2.11%



         PRIMARY A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS
           AND SALE OF FUND SHARES                               -16.84%   -1.56%



         S&P 500 (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                                                -22.09%   -2.04%

      *THE INCEPTION DATE OF PRIMARY A SHARES IS OCTOBER 2, 1998. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Primary A
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases              none



         Maximum deferred sales charge (load)                          none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)(2)



         Management fees                                                 0.65%



         Other expenses                                                  0.29%
                                                                          ------



         Total annual Fund operating expenses                            0.94%
                                                                          ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         PRIMARY A SHARES                        $96      $300      $520      $1,155

NATIONS MARSICO GROWTH FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

BACAP IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER AND MARSICO CAPITAL MANAGEMENT, LLC (MARSICO CAPITAL) IS ITS SUB-ADVISER. THOMAS F. MARSICO AND JAMES A. HILLARY ARE THE CO-PORTFOLIO MANAGERS AND MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL, MR. MARSICO AND MR. HILLARY ON PAGE
 156.

WHY INVEST IN A GROWTH FUND?

GROWTH FUNDS INVEST IN COMPANIES THAT HAVE THE POTENTIAL FOR SIGNIFICANT INCREASES IN REVENUE OR EARNINGS. THESE ARE TYPICALLY COMPANIES THAT ARE DEVELOPING OR APPLYING NEW TECHNOLOGIES, PRODUCTS OR SERVICES IN GROWING INDUSTRY SECTORS.

WHILE THIS FUND INVESTS IN A WIDE RANGE OF COMPANIES AND INDUSTRIES, IT HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS. THIS MEANS IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT ALSO MEANS IT MAY HAVE RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations Marsico Growth Master Portfolio
                   (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio invests primarily in equity securities of large capitalization companies that are selected for their growth potential. It generally holds a core position of between 35 and 50 securities. It may hold up to 25% of its assets in foreign securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (e.g. a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards and transparent financial disclosure), strong and ethical management, apparent commitment to shareholder interests and reasonable valuations in the context of projected growth rates. This is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models include quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

--------------------------------------------------------------------------------



 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Marsico Growth Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- Marsico Capital uses an investment strategy that tries to identify equities with growth potential. There is a risk that the value of these investments will not rise as high as Marsico Capital expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

PRIOR TO MAY 10, 2002, THE FUND HAD A DIFFERENT NAME, INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1998     1999     2000     2001     2002
                ----     ----     ----     ----     ----
               38.22%   52.48%   -15.23%  -19.60%  -15.08%



               *Year-to-date return as of June 30, 2003: 12.61%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 1999:           35.30%
         WORST: 3RD QUARTER 2001:         -17.27%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Primary A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                        1 YEAR    5 YEARS    FUND*
         PRIMARY A SHARES RETURNS BEFORE TAXES          -15.08%    4.05%     4.05%



         PRIMARY A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                -15.08%    3.97%     3.97%



         PRIMARY A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES         -9.26%    3.27%     3.27%



         S&P 500 (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                           -22.09%   -0.58%    -0.58%

      *THE INCEPTION DATE OF PRIMARY A SHARES IS DECEMBER 31, 1997. THE RETURN
       FOR THE INDEX SHOWN IS FROM THAT DATE.


--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Primary A
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases              none



         Maximum deferred sales charge (load)                          none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)(2)



         Management fees                                                 0.75%



         Other expenses                                                  0.42%
                                                                          ------



         Total annual Fund operating expenses                            1.17%
                                                                          ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         PRIMARY A SHARES                        $119     $372      $644      $1,420

NATIONS CAPITAL GROWTH FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S GROWTH STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 152.

WHAT IS A GROWTH FUND?

GROWTH FUNDS INVEST IN COMPANIES THAT HAVE THE POTENTIAL FOR SIGNIFICANT INCREASES IN REVENUE OR EARNINGS. THESE ARE TYPICALLY COMPANIES THAT ARE DEVELOPING OR APPLYING NEW TECHNOLOGIES, PRODUCTS OR SERVICES IN GROWING INDUSTRY SECTORS.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks growth of capital by investing in companies that are believed to have superior earnings growth potential.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund normally invests at least 65% of its assets in common stocks of companies that have one or more of the following characteristics:

      - above-average earnings growth compared with the Russell 1000 Growth
        Index

      - established operating histories, strong balance sheets and favorable financial performance

      - above-average return on equity compared with the Russell 1000 Growth
        Index

The Fund may also invest up to 20% of its assets in foreign securities. The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalization of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

  - the growth prospects of the company's industry

  - the company's relative competitive position in the industry

The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

In actively managing the portfolio, the team considers the characteristics of the Russell 1000 Growth Index as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

The team may sell a security when its price reaches a target set by the team, the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  - may limit the number of buy and sell transactions it makes

  - may try to sell shares that have the lowest tax burden on shareholders

  - may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Capital Growth Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks that it believes have superior growth potential and are selling at reasonable prices, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - FOREIGN INVESTMENT RISK -- Because the Fund may invest up to 20% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                7.85%   -1.24%   28.72%   18.61%   30.52%   30.14%   23.93%   -11.97%  -15.51%  -30.43%



               *Year-to-date return as of June 30, 2003: 12.68%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 1998:                                 28.39%
         WORST: 3RD QUARTER 2001 AND 2ND QUARTER 2002:          -18.69%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Primary A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Russell 1000 Growth Index, an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                               1 YEAR    5 YEARS   10 YEARS    FUND*
         PRIMARY A SHARES RETURNS BEFORE
           TAXES                               -30.43%   -3.55%     5.88%      6.51%



         PRIMARY A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS                    -30.43%   -5.57%     2.98%      3.65%



         PRIMARY A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS AND SALE OF FUND
           SHARES                              -18.69%   -1.99%     4.85%      5.40%



         RUSSELL 1000 GROWTH INDEX (REFLECTS
           NO DEDUCTIONS FOR FEES, EXPENSES
           OR TAXES)                           -27.88%   -3.84%     6.70%      7.24%

      *THE INCEPTION DATE OF PRIMARY A SHARES IS SEPTEMBER 30, 1992. THE RETURN
       FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES-- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Primary A
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases              none



         Maximum deferred sales charge (load)                          none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                0.65%



         Other expenses                                                 0.36%
                                                                         -------



         Total annual Fund operating expenses                           1.01%
                                                                         =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         PRIMARY A SHARES                        $103     $322      $558      $1,236

NATIONS MARSICO FOCUSED EQUITIES FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

BACAP IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. THOMAS F. MARSICO AND JAMES A. HILLARY ARE THE CO-PORTFOLIO MANAGERS AND MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL, MR. MARSICO AND MR. HILLARY ON PAGE
 156.

WHAT IS A FOCUSED FUND?

A FOCUSED FUND INVESTS IN A SMALL NUMBER OF COMPANIES. THIS FUND FOCUSES ON LARGE, ESTABLISHED AND WELL-KNOWN U.S. COMPANIES.

BECAUSE A FOCUSED FUND HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS, IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT MAY EARN RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations Marsico Focused Equities Master
                   Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in equity securities. The investments will mostly consist of equity securities of large capitalization companies. The Master Portfolio, which is non-diversified, generally holds a core position of 20 to 30 common stocks that are selected for their long-term growth potential. It may invest up to 25% of its assets in foreign securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (e.g. a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards and transparent financial disclosure), strong and ethical management, apparent commitment to shareholder interests and reasonable valuations in the context of projected growth rates. This is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models include quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Marsico Focused Equities Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - HOLDING FEWER INVESTMENTS -- The Master Portfolio is considered to be non-diversified because it may hold fewer investments than other kinds of equity funds. This increases the risk that its value could go down significantly if even only one of its investments performs poorly. The value of the Master Portfolio will tend to have greater price swings than the value of more diversified equity funds. The Master Portfolio may become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1998     1999     2000     2001     2002
                ----     ----     ----     ----     ----
               49.64%   53.43%   -17.09%  -18.89%  -15.50%



               *Year-to-date return as of June 30, 2003: 14.52%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 1999:           33.16%
         WORST: 1ST QUARTER 2001:         -17.76%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Primary A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                       1 YEAR    5 YEARS    FUND*
         PRIMARY A SHARES RETURNS BEFORE TAXES         -15.50%    5.46%     5.46%



         PRIMARY A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                               -15.50%    5.33%     5.33%



         PRIMARY A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES        -9.52%    4.42%     4.42%



         S&P 500 (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                          -22.09%   -0.58%    -0.58%

      *THE INCEPTION DATE OF PRIMARY A SHARES IS DECEMBER 31, 1997. THE RETURN
       FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Primary A
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 none



         Maximum deferred sales charge (load)                             none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)(2)



         Management fees                                                 0.75%



         Other expenses                                                  0.37%
                                                                       -------



         Total annual Fund operating expenses                            1.12%
                                                                       =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         PRIMARY A SHARES                        $114     $356      $617      $1,363

NATIONS MIDCAP GROWTH FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S SMALL&MIDCAP GROWTH STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 152.

WHAT IS A MIDCAP GROWTH FUND?

A MIDCAP GROWTH FUND INVESTS IN MEDIUM-SIZED COMPANIES WHOSE EARNINGS ARE EXPECTED TO GROW OR TO CONTINUE GROWING. THESE COMPANIES MAY BE EXPANDING IN EXISTING MARKETS, ENTERING INTO NEW MARKETS, DEVELOPING NEW PRODUCTS OR INCREASING THEIR PROFIT MARGINS BY GAINING MARKET SHARE OR STREAMLINING THEIR OPERATIONS.

THESE COMPANIES CAN HAVE BETTER POTENTIAL FOR RAPID EARNINGS THAN LARGER COMPANIES. THEY MAY, HOWEVER, HAVE A HARDER TIME SECURING FINANCING AND MAY BE MORE SENSITIVE TO A SETBACK IN SALES THAN LARGER, MORE ESTABLISHED COMPANIES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term capital growth by investing primarily in equity securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in
                   U.S. companies whose market capitalizations are within the range of companies within the Russell MidCap Growth Index (currently between $399 million and $18 billion) and that are believed to have the potential for long-term growth. The
                   Fund usually holds 75 to 130 equity securities.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team identifies stocks using a disciplined process based on the fundamental analysis of the overall economy, industry conditions, and the financial situation and management of each company. It generates ideas from:

  - company meetings/conferences

  - independent industry analysis

  - quantitative analysis

  - Wall Street (brokerage) research

The team then conducts a rigorous qualitative analysis of each company being considered for investment. This involves, among other things:

  - gaining an in-depth understanding of the company's business

  - evaluating the company's growth potential, risks and competitive strengths

  - discussing its growth strategy with company management

  - validating the growth strategy with external research

The team will only invest in a company when its stock price is attractive relative to its forecasted growth.

In actively managing the portfolio, the team considers the characteristics of the Russell MidCap Growth Index as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

The team may sell a security when its price reaches a target set by the team, if the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  - may limit the number of buy and sell transactions it makes

  - may try to sell shares that have the lowest tax burden on shareholders

  - may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations MidCap Growth Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks that it believes have the potential for superior long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

PRIOR TO FEBRUARY 24, 2003, THE FUND HAD A DIFFERENT PORTFOLIO MANAGEMENT TEAM AND PRIOR TO AUGUST 1, 2003, THE FUND HAD A DIFFERENT INVESTMENT OBJECTIVE AND DIFFERENT PRINCIPAL INVESTMENT STRATEGIES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               12.00%    0.65%   30.00%   18.63%   20.66%    3.47%   43.89%   14.76%   -19.92%  -36.38%



               *Year-to-date return as of June 30, 2003: 12.36%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 1999:           32.77%
         WORST: 3RD QUARTER 2001:         -30.71%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Primary A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Russell MidCap Growth Index, an unmanaged index which measures the performance of those Russell MidCap Index companies with lower price-to-book ratios and forecasted growth values. The index is weighted by market value, is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                               1 YEAR    5 YEARS   10 YEARS    FUND*
         PRIMARY A SHARES RETURNS BEFORE
           TAXES                               -36.38%   -2.74%     6.20%      6.51%



         PRIMARY A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS                    -36.38%   -4.35%     4.13%      4.45%



         PRIMARY A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS AND SALE OF FUND
           SHARES                              -22.34%   -1.71%     4.94%      5.21%



         RUSSELL MIDCAP GROWTH INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                  -27.41%   -1.82%     6.71%      6.85%

      *THE INCEPTION DATE OF PRIMARY A SHARES IS DECEMBER 4, 1992. THE RETURN
       FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Primary A
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 none



         Maximum deferred sales charge (load)                             none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.65%



         Other expenses                                                  0.32%
                                                                       -------



         Total annual Fund operating expenses                            0.97%
                                                                       =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                               1 YEAR    3 YEARS   5 YEARS   10 YEARS
         PRIMARY A SHARES                        $99      $309      $536      $1,190

NATIONS MARSICO 21ST CENTURY FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

BACAP IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. CORYDON J. GILCHRIST IS ITS PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. GILCHRIST ON PAGE 156.

WHAT IS A MULTI-CAP FUND?

A MULTI-CAP FUND INVESTS IN COMPANIES ACROSS THE CAPITALIZATION SPECTRUM -- SMALL, MEDIUM-SIZED AND LARGE COMPANIES. AS A MULTI-CAP FUND, THIS FUND MAY INVEST IN LARGE, ESTABLISHED AND WELL-KNOWN U.S. AND FOREIGN COMPANIES, AS WELL AS SMALL, NEW AND RELATIVELY UNKNOWN COMPANIES THAT ARE BELIEVED TO HAVE THE POTENTIAL TO GROW SIGNIFICANTLY.

--------------------------------------------------------------------------------


[TARGET GRAPHIC]   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

[COMPASS GRAPHIC]  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations Marsico 21st Century Master
                   Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio is an aggressive growth fund that primarily invests in equity securities of companies of any capitalization size and will normally hold a core position of between 35 and 50 common stocks. The Master Portfolio will focus on paradigm shifting technologies and companies seeking to take advantage of technological innovations in the way business is conducted. The Master Portfolio may invest without limit in foreign securities.

The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (e.g. a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards and transparent financial disclosure), strong and ethical management, apparent commitment to shareholder interests and reasonable valuations in the context of projected growth rates. This is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models include quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


[LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
GRAPHIC]           Nations Marsico 21st Century Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - STOCK MARKET RISK -- The value of any stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest without limitation in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

PRIOR TO FEBRUARY 1, 2003, THE FUND HAD A DIFFERENT PORTFOLIO MANAGER.
--------------------------------------------------------------------------------


[BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
GRAPHIC]           The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2001     2002
                ----     ----
               -18.48%  -9.47%



               *Year-to-date return as of June 30, 2003: 20.92%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 2001:           16.95%
         WORST: 3RD QUARTER 2001:         -18.91%


--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Primary A Shares' average annual returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                         LIFE OF
                                                               1 YEAR     FUND*
         PRIMARY A SHARES RETURNS BEFORE TAXES                  -9.47%   -15.54%



         PRIMARY A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                        -9.47%   -15.54%



         PRIMARY A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES                -5.81%   -12.04%



         S&P 500 (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES
           OR TAXES)                                           -22.09%   -16.45%

      *THE INCEPTION DATE OF PRIMARY A SHARES IS APRIL 10, 2000. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

--------------------------------------------------------------------------------


[PERCENT GRAPHIC]  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Primary A
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases              none



         Maximum deferred sales charge (load)                          none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)(2)



         Management fees                                                 0.75%



         Other expenses                                                  0.70%
                                                                          ------



         Total annual Fund operating expenses                            1.45%
                                                                          ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         PRIMARY A SHARES                        $148     $459      $792      $1,735

NATIONS SMALLCAP VALUE FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

BACAP IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER. BACAP'S VALUE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 152.

WHAT IS VALUE INVESTING?

VALUE INVESTING MEANS LOOKING FOR "UNDERVALUED" COMPANIES -- QUALITY COMPANIES THAT MAY BE CURRENTLY OUT OF FAVOR AND SELLING AT A REDUCED PRICE, BUT THAT HAVE GOOD POTENTIAL TO INCREASE IN VALUE.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital by investing in companies believed to be undervalued.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations SmallCap Value Master Portfolio
                   (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in equity securities of U.S. companies whose market capitalizations are within the range of the companies within the Russell 2000 Value Index (currently between $6 million and $2.5 billion) and that are believed to have the potential for long-term growth. The Master Portfolio may also invest in real estate investment trusts.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses a three prong approach, combining fundamental and quantitative analysis with risk management to identify value opportunities and construct the portfolio. The management team looks at, among other things:

  - fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity

  - various measures of relative valuation, including price to cash flow, price to earnings, price to sales and price to book. The team believes that companies with lower relative valuation are generally more likely to provide better opportunities for capital appreciation

  - a company's current operating margins relative to its historic range

  - indicators of potential stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors

Additionally, the management team uses analytical tools to actively monitor the risk profile of the portfolio.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Master Portfolio's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  - may limit the number of buy and sell transactions it makes

  - may try to sell shares that have the lowest tax burden on shareholders

  - may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations SmallCap Value Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks it believes are undervalued with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- Stocks of small companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      - REAL ESTATE INVESTMENT TRUST RISK -- Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund can withdraw its entire investment from the Master Portfolio if it believes it's in the best interest of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Primary A
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)(2)



         Management fees                                                 0.90%



         Other expenses                                                  0.67%
                                                                          ------



         Total annual Fund operating expenses                            1.57%



         Fee waivers and/or reimbursements                              (0.27)%
                                                                          ------



         Total net expenses(3)                                           1.30%
                                                                          ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the Master Portfolio.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
         PRIMARY A SHARES                  $132      $469       $830       $1,845

NATIONS SMALL COMPANY FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

BACAP IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER. BACAP'S SMALL&MIDCAP GROWTH STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 152.

WHY INVEST IN A SMALL COMPANY FUND?

A SMALL COMPANY FUND INVESTS IN SMALLER COMPANIES WITH PROMISING PRODUCTS OR THAT ARE OPERATING IN A DYNAMIC FIELD. THESE COMPANIES CAN HAVE STRONGER POTENTIAL FOR RAPID EARNINGS GROWTH THAN LARGER COMPANIES. THEY MAY, HOWEVER, HAVE A HARDER TIME SECURING FINANCING AND MAY BE MORE SENSITIVE TO A SETBACK THAN LARGER, MORE ESTABLISHED COMPANIES.

THE TEAM LOOKS FOR COMPANIES WHOSE EARNINGS ARE GROWING QUICKLY, AND WHOSE SHARE PRICES ARE REASONABLY VALUED.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term capital growth by investing primarily in equity securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations Small Company Master Portfolio
                   (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in companies with a market capitalization of $2 billion or less. The Master Portfolio usually holds 75 to 130 equity securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team identifies stocks using a disciplined process based on the fundamental analysis of the overall economy, industry conditions, and the financial situation and management of each company. It generates ideas from:

  - company meetings/conferences

  - independent industry analysis

  - quantitative analysis

  - Wall Street (brokerage) research

The team then conducts a rigorous qualitative analysis of each company being considered for investment. This involves, among other things:

  - gaining an in-depth understanding of the company's business

  - evaluating the company's growth potential, risks and competitive strengths

  - discussing its growth strategy with company management

  - validating the growth strategy with external research

The team will only invest in a company when its stock price is attractive relative to its forecasted growth.

The team may sell a security when its price reaches a target set by the team, if the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Master Portfolio's and Fund's investment objectives, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  - may limit the number of buy and sell transactions it makes

  - may try to sell shares that have the lowest tax burden on shareholders

  - may offset capital gains by selling securities to realize a capital loss

While the Master Portfolio may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Small Company Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks that it believes have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      - SMALL COMPANY RISK -- Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.



        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1996     1997     1998     1999     2000     2001     2002
                ----     ----     ----     ----     ----     ----     ----
               20.59%   19.84%    1.53%   54.88%   -1.60%   -12.00%  -27.76%



               *Year-to-date return as of June 30, 2003: 13.49%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 1999:           43.13%
         WORST: 3RD QUARTER 1998:         -25.76%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Primary A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Russell 2000 Growth Index, an index comprised of securities in the Russell 2000 Index, which is a measure of small company performance, with a greater than average growth orientation. The index is unmanaged, weighted by market capitalization, is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                       1 YEAR    5 YEARS    FUND*
         PRIMARY A SHARES RETURNS BEFORE TAXES         -27.76%   -0.33%     4.93%



         PRIMARY A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                               -27.76%   -1.22%     3.96%



         PRIMARY A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES       -17.04%   -0.13%     4.04%



         RUSSELL 2000 GROWTH INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR TAXES)     -30.26%   -6.59%    -1.27%

      *THE INCEPTION DATE OF PRIMARY A SHARES IS DECEMBER 12, 1995. THE RETURN
       FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Primary A
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases              none



         Maximum deferred sales charge (load)                          none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)(2)



         Management fees                                                 0.90%



         Other expenses                                                  0.33%
                                                                          ------



         Total annual Fund operating expenses                            1.23%



         Fee waivers and/or reimbursements                              (0.08)%
                                                                          ------



         Total net expenses(3)                                           1.15%
                                                                          ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)These fees and expenses and the examples below include the Fund's portion of the fees and expenses deducted from the Master Portfolio.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         PRIMARY A SHARES                        $117     $382      $668      $1,482

NATIONS GLOBAL VALUE FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

BRANDES INVESTMENT PARTNERS, LLC (BRANDES) IS THIS FUND'S SUB-ADVISER. BRANDES' LARGE CAP INVESTMENT COMMITTEE MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BRANDES ON PAGE 156.

WHAT IS THE GRAHAM AND DODD APPROACH TO INVESTING?

BENJAMIN GRAHAM IS WIDELY REGARDED AS THE FOUNDER OF THIS CLASSIC VALUE APPROACH TO INVESTING AND A PIONEER IN MODERN SECURITY ANALYSIS. IN HIS 1934 BOOK, SECURITY ANALYSIS, CO-WRITTEN BY DAVID DODD, GRAHAM INTRODUCED THE IDEA THAT STOCKS SHOULD BE CHOSEN BY IDENTIFYING THE "TRUE" LONG-TERM -- OR
INTRINSIC -- VALUE OF A COMPANY BASED ON MEASURABLE DATA. BENJAMIN GRAHAM AND DAVID DODD HAVE NEVER HAD ANY AFFILIATION WITH THE FUND.

THE MANAGEMENT TEAM FOLLOWS THIS APPROACH, LOOKING AT EACH STOCK AS THOUGH IT'S A BUSINESS THAT'S FOR SALE. BY BUYING STOCKS AT WHAT IT BELIEVES ARE FAVORABLE PRICES, THE TEAM LOOKS FOR THE POTENTIAL FOR APPRECIATION OVER THE BUSINESS CYCLE, AND FOR A MARGIN OF SAFETY AGAINST PRICE DECLINES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term capital appreciation by investing primarily in equity securities of domestic and foreign issuers, including issuers in emerging markets countries.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund normally invests at least 80% of its assets in equity securities of domestic and foreign companies that have a market capitalization of more than $1 billion at the time of investment and that are believed to be undervalued. The
                   Fund typically invests in at least three countries, including the United States, at any one time.

The Fund primarily invests in equity securities and may, with respect to its foreign investments, invest in the foregoing and/or depositary receipts.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses the "Graham and Dodd" value approach to selecting securities and managing the Fund. The team invests in a company when its current price appears to be below its "true" long-term -- or intrinsic -- value.

The team uses fundamental analysis to determine intrinsic value, and will look at a company's earnings, book value, cash flow, capital structure, and management record, as well as its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------



 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

LIMITS ON INVESTMENTS

TO HELP MANAGE RISK, THE FUND HAS CERTAIN LIMITS ON ITS INVESTMENTS. THESE LIMITS APPLY AT THE TIME AN INVESTMENT IS MADE:

  - THE FUND WILL NORMALLY INVEST NO MORE THAN 5% OF ITS ASSETS IN A SINGLE SECURITY.

  - IT MAY NOT INVEST MORE THAN THE GREATER OF:

    - 20% OF ITS ASSETS IN A SINGLE COUNTRY OR INDUSTRY, OR

    - 150% OF THE WEIGHTING OF A SINGLE COUNTRY OR INDUSTRY IN THE MSCI WORLD INDEX (LIMITED TO LESS THAN 25% OF ITS ASSETS IN A SINGLE INDUSTRY, OTHER THAN U.S. GOVERNMENT SECURITIES).

  - IT GENERALLY MAY NOT INVEST MORE THAN 20% OF ITS ASSETS IN EMERGING MARKETS OR DEVELOPING COUNTRIES.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Global Value Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Fund invests in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

      - EMERGING MARKETS RISK -- Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluations, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR INFORMATION ABOUT THE PERFORMANCE OF OTHER GLOBAL STOCK ACCOUNTS MANAGED BY BRANDES, SEE HOW THE FUNDS ARE MANAGED.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2002
                ----
               -20.24%



               *Year-to-date return as of June 30, 2003: 16.81%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 2002:           13.51%
         WORST: 3RD QUARTER 2002:         -24.07%


--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002



      The table shows the Fund's Primary A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the MSCI World Index (Morgan Stanley Capital International World Index), an unmanaged index consisting of securities listed on exchanges in the major European and Asian countries, Australia and the U.S. and includes dividends and distributions. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                         LIFE OF
                                                               1 YEAR     FUND*
         PRIMARY A SHARES RETURNS BEFORE TAXES                 -20.24%   -11.15%



         PRIMARY A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                       -20.93%   -11.65%



         PRIMARY A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES               -12.39%    -9.05%



         MSCI WORLD INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                                  -19.89%   -18.43%

      *THE INCEPTION DATE OF PRIMARY A SHARES IS APRIL 16, 2001. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Primary A
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases              none



         Maximum deferred sales charge                                 none



         Redemption fee (as a percentage of total redemption
           proceeds)(1)                                                  2.00%






         ANNUAL FUND OPERATING EXPENSES(2)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.90%



         Other expenses                                                  0.50%
                                                                          ------



         Total annual Fund operating expenses(3)                         1.40%
                                                                          ======

      (1)The redemption fee may apply to shares purchased after August 1, 2002 that are redeemed (either by selling your shares or exchanging into another Fund) within 90 days of purchase. Please see ABOUT YOUR INVESTMENT -- BUYING, SELLING AND EXCHANGING SHARES -- REDEMPTION FEES for details.

      (2)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 1.40% for Primary A Shares until July 31, 2004. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         PRIMARY A SHARES                        $143     $443      $766      $1,680

NATIONS INTERNATIONAL VALUE FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

BACAP IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND BRANDES IS ITS SUB-ADVISER. BRANDES' LARGE CAP INVESTMENT COMMITTEE MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT BRANDES ON PAGE 156.

WHAT IS THE GRAHAM AND DODD APPROACH TO INVESTING?

BENJAMIN GRAHAM IS WIDELY REGARDED AS THE FOUNDER OF THIS CLASSIC VALUE APPROACH TO INVESTING AND A PIONEER IN MODERN SECURITY ANALYSIS. IN HIS 1934 BOOK, SECURITY ANALYSIS, CO-WRITTEN BY DAVID DODD, GRAHAM INTRODUCED THE IDEA THAT STOCKS SHOULD BE CHOSEN BY IDENTIFYING THE "TRUE" LONG-TERM -- OR
INTRINSIC -- VALUE OF A COMPANY BASED ON MEASURABLE DATA. BENJAMIN GRAHAM AND DAVID DODD HAVE NEVER HAD ANY AFFILIATION WITH THE FUND.

THE MANAGEMENT TEAM FOLLOWS THIS APPROACH, LOOKING AT EACH STOCK AS THOUGH IT'S A BUSINESS THAT'S FOR SALE. BY BUYING STOCKS AT WHAT IT BELIEVES ARE FAVORABLE PRICES, THE TEAM LOOKS FOR THE POTENTIAL FOR APPRECIATION OVER THE BUSINESS CYCLE, AND FOR A MARGIN OF SAFETY AGAINST PRICE DECLINES.

--------------------------------------------------------------------------------


[TARGET GRAPHIC]   INVESTMENT OBJECTIVE
                   The Fund seeks long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging markets countries.

[COMPASS GRAPHIC]  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations International Value Master
                   Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio normally invests at least 65% of its assets in foreign companies anywhere in the world that have a market capitalization of more than $1 billion at the time of investment. The Master Portfolio typically invests in at least three countries other than the United States at any one time.

The Master Portfolio primarily invests in equity securities, either directly or indirectly through closed-end investment companies and depositary receipts.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses the "Graham and Dodd" value approach to selecting securities and managing the Master Portfolio. The team invests in a company when its current price appears to be below its true long-term -- or intrinsic -- value.

The team uses fundamental analysis to determine intrinsic value, and will look at a company's book value, cash flow, capital structure, and management record, as well as its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------

LIMITS ON INVESTMENTS

TO HELP MANAGE RISK, THE FUND HAS CERTAIN LIMITS ON ITS INVESTMENTS. THESE LIMITS APPLY AT THE TIME AN INVESTMENT IS MADE:

  - THE FUND WILL NORMALLY INVEST NO MORE THAN 5% OF ITS ASSETS IN A SINGLE SECURITY.

  - IT MAY NOT INVEST MORE THAN THE GREATER OF:

     - 20% OF ITS ASSETS IN A SINGLE COUNTRY OR INDUSTRY, OR
     - 150% OF THE WEIGHTING OF A SINGLE COUNTRY OR INDUSTRY IN THE MSCI EAFE INDEX (LIMITED TO LESS THAN 25% OF ITS ASSETS IN A SINGLE INDUSTRY, OTHER THAN U.S. GOVERNMENT SECURITIES).
  - IT GENERALLY MAY NOT INVEST MORE THAN 20% OF ITS ASSETS IN EMERGING MARKETS OR DEVELOPING COUNTRIES.




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


[LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
GRAPHIC]           SUBJECT TO CERTAIN LIMITED EXCEPTIONS DISCUSSED BELOW, NATIONS INTERNATIONAL
                   VALUE FUND IS NO LONGER ACCEPTING NEW INVESTMENTS FROM CURRENT OR PROSPECTIVE
                   INVESTORS. SHARES OF NATIONS INTERNATIONAL VALUE FUND CURRENTLY MAY ONLY BE
                   PURCHASED THROUGH REINVESTMENT OF DISTRIBUTIONS, BY CERTAIN QUALIFIED RETIREMENT
                   PLANS ON BEHALF OF PLAN PARTICIPANTS, BY INVESTORS WHO PURCHASE SHARES THROUGH
                   ACCOUNTS ESTABLISHED WITH CERTAIN INVESTMENT ADVISERS OR FINANCIAL PLANNERS,
                   INCLUDING CERTAIN WRAP FEE ACCOUNTS, AND BY INVESTORS WHO PURCHASE SHARES
                   THROUGH AN ACCOUNT ESTABLISHED WITH A SELLING AGENT THAT HAS AVAILABLE
                   PURCHASING CAPACITY BASED ON POLICIES ESTABLISHED BY THE FUND.

      Nations International Value Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

      - EMERGING MARKETS RISK -- Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluations, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


[BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC]         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1996     1997     1998     1999     2000     2001     2002
                ----     ----     ----     ----     ----     ----     ----
               15.35%   21.01%   11.60%   52.65%    3.20%   -11.77%  -17.60%



               *Year-to-date return as of June 30, 2003: 14.41%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 1999:           24.31%
         WORST: 3RD QUARTER 2002:         -21.58%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Primary A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia and Far East Index), an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern Markets. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                        1 YEAR    5 YEARS    FUND*
         PRIMARY A SHARES RETURNS BEFORE TAXES          -17.60%    5.03%     8.53%



         PRIMARY A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                -18.15%    3.21%     6.97%



         PRIMARY A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES        -10.75%    3.50%     6.53%



         MSCI EAFE INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                     -15.94%   -2.89%    -1.00%

      *THE INCEPTION DATE OF PRIMARY A SHARES IS DECEMBER 27, 1995. THE RETURN
       FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

--------------------------------------------------------------------------------


[PERCENT GRAPHIC]  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Primary A
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases              none



         Maximum deferred sales charge (load)                          none



         Redemption fee (as a percentage of total redemption
           proceeds)(1)                                                  2.00%



         ANNUAL FUND OPERATING EXPENSES(2)
         (Expenses that are deducted from the Fund's assets)(3)



         Management fees                                                 0.90%



         Other expenses                                                  0.33%
                                                                          ------



         Total annual Fund operating expenses                            1.23%
                                                                          ======

      (1)The redemption fee may apply to shares purchased after August 1, 2002 that are redeemed (either by selling your shares or exchanging into another Fund) within 90 days of purchase. Please see ABOUT YOUR INVESTMENT -- BUYING, SELLING AND EXCHANGING SHARES -- REDEMPTION FEES for details.

      (2)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (3)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         PRIMARY A SHARES                        $125     $390      $676      $1,489

NATIONS INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISERS

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

BACAP IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER. THE MASTER PORTFOLIO IS A "MULTI-MANAGER" FUND, WHICH MEANS THAT IT'S MANAGED BY MORE THAN ONE SUB-ADVISER. MARSICO CAPITAL, INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC. (INVESCO) AND PUTNAM INVESTMENT MANAGEMENT, LLC (PUTNAM) EACH MANAGE APPROXIMATELY ONE-THIRD OF THE ASSETS OF THE MASTER PORTFOLIO. JAMES G. GENDELMAN OF MARSICO CAPITAL, INVESCO'S INTERNATIONAL EQUITY PORTFOLIO MANAGEMENT TEAM AND PUTNAM'S CORE INTERNATIONAL EQUITY GROUP MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THEIR PORTIONS OF THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. GENDELMAN ON PAGE 156, AND INVESCO AND PUTNAM ON PAGE 159.

WHY INVEST IN AN INTERNATIONAL STOCK FUND?

INTERNATIONAL STOCK FUNDS INVEST IN A DIVERSIFIED PORTFOLIO OF COMPANIES LOCATED IN MARKETS THROUGHOUT THE WORLD. THESE COMPANIES CAN OFFER INVESTMENT OPPORTUNITIES THAT ARE NOT AVAILABLE IN THE UNITED STATES. INVESTING INTERNATIONALLY ALSO INVOLVES SPECIAL RISKS NOT ASSOCIATED WITH INVESTING IN THE U.S. STOCK MARKET.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations International Equity Master
                   Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in equity securities of established companies located in at least three countries other than the United States. The investment managers select countries, including emerging market or developing countries, and companies they believe have the potential for growth.

The Master Portfolio primarily invests in equity securities which may include equity interests in foreign investment funds or trusts, convertible securities, real estate investment trust securities and depositary receipts.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The Master Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

The Master Portfolio is a "multi-manager" fund. It has three different investment managers. Each is responsible for managing approximately one-third of the Master Portfolio's assets. The managers all have different, but complementary, investment styles:

  - Marsico Capital combines "top-down" allocation among sectors and regions around the world with a "bottom-up" analysis that focuses on investing in securities with earnings growth potential that may not be realized by other investors.

  - INVESCO uses a "bottom-up" approach, and favors well-established companies with above average financial strength and sustainable growth.

  - Putnam is a "core manager," focusing on stable, long-term investments, rather than growth or value stocks. It combines "bottom-up" stock selection with "top-down" country allocation.

The multi-manager strategy is based on the belief that having more than one manager may result in better performance and more stable returns over time.

A manager may sell a security when its price reaches a target set by the manager, when the company's growth prospects are deteriorating, when the manager believes other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations International Equity Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- The managers choose stocks they believe have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as expected, or will fall. There is also a risk that the Fund's multi-manager strategy may not result in better performance or more stable returns.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FUTURES RISK -- This Master Portfolio may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

EFFECTIVE JANUARY 15, 2002, MARSICO CAPITAL REPLACED GARTMORE GLOBAL PARTNERS (GARTMORE) AS CO-INVESTMENT SUB-ADVISER FOR A PORTION OF THE MASTER PORTFOLIO'S ASSETS. MARSICO CAPITAL HAS A DIFFERENT INVESTMENT STYLE THAN GARTMORE.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               27.21%    2.60%    8.45%    8.47%    1.27%   16.46%   39.49%   -15.13%  -20.66%  -14.53%



               *Year-to-date return as of June 30, 2003: 8.63%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 1999:           28.59%
         WORST: 3RD QUARTER 2002:         -19.49%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Primary A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia and Far East Index), an unmanaged capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern Markets. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                               1 YEAR    5 YEARS   10 YEARS    FUND*
         PRIMARY A SHARES RETURNS BEFORE
           TAXES                               -14.53%   -1.33%     3.81%      2.98%



         PRIMARY A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS                    -14.73%   -3.19%     2.50%      1.76%



         PRIMARY A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS AND SALE OF FUND
           SHARES                               -8.91%   -1.24%     2.93%      2.24%



         MSCI EAFE INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                              -15.94%   -2.89%     4.00%      2.87%

      *THE INCEPTION DATE OF PRIMARY A SHARES IS DECEMBER 2, 1991. THE RETURN
       FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Primary A
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases               none



         Maximum deferred sales charge (load)                           none



         Redemption fee (as a percentage of total redemption
           proceeds)(1)                                                 2.00%






         ANNUAL FUND OPERATING EXPENSES(2)
         (Expenses that are deducted from the Fund's assets)(3)



         Management fees                                                0.80%



         Other expenses                                                 0.38%
                                                                       -------



         Total annual Fund operating expenses                           1.18%
                                                                       =======

      (1)The redemption fee may apply to shares purchased after August 1, 2002 that are redeemed (either by selling your shares or exchanging into another Fund) within 90 days of purchase. Please see ABOUT YOUR INVESTMENT -- BUYING, SELLING AND EXCHANGING SHARES -- REDEMPTION FEES for details.

      (2)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (3)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                               1 YEAR    3 YEARS   5 YEARS   10 YEARS
         PRIMARY A SHARES                       $120      $375      $649      $1,432

NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

BACAP IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. JAMES G. GENDELMAN IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND JAMES GENDELMAN ON PAGE 156.

WHAT IS AN INTERNATIONAL FUND?

INTERNATIONAL STOCK FUNDS INVEST IN A DIVERSIFIED PORTFOLIO OF COMPANIES LOCATED IN MARKETS THROUGHOUT THE WORLD. THESE COMPANIES CAN OFFER INVESTMENT OPPORTUNITIES THAT ARE NOT AVAILABLE IN THE UNITED STATES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations Marsico International
                   Opportunities Master Portfolio (the Master Portfolio). The Master Portfolio has
                   the same investment objective as the Fund.

The Master Portfolio normally invests at least 65% of its assets in common stocks of foreign companies. While the Master Portfolio may invest in companies of any size, it focuses on large companies. These companies are selected for their long-term growth potential. The Master Portfolio normally invests in issuers from at least three different countries not including the United States and generally holds a core position of 35 to 50 common stocks. The Master Portfolio may invest in common stocks of companies operating in emerging markets.

The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (e.g. a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards and transparent financial disclosure), strong and ethical management, apparent commitment to shareholder interests and reasonable valuations in the context of projected growth rates. This is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models include quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Marsico International Opportunities Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - STOCK MARKET RISK -- The value of any stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2001     2002
                ----     ----
               -14.51%  -7.49%



               *Year-to-date return as of June 30, 2003: 13.23%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 2001:           17.11%
         WORST: 3RD QUARTER 2001:         -18.18%


--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Primary A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia and Far East Index), an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern Markets. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                         LIFE OF
                                                               1 YEAR     FUND*
         PRIMARY A SHARES RETURNS BEFORE TAXES                  -7.49%   -11.65%



         PRIMARY A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                        -7.49%   -11.65%



         PRIMARY A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES                -4.60%    -9.15%



         MSCI EAFE INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                                  -15.94%   -18.13%

      *THE INCEPTION DATE OF PRIMARY A SHARES IS AUGUST 1, 2000. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Primary A
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         Redemption fee (as a percentage of total redemption
           proceeds)(1)                                                  2.00%



         ANNUAL FUND OPERATING EXPENSES(2)
         (Expenses that are deducted from the Fund's assets)(3)



         Management fees                                                 0.80%



         Other expenses                                                  1.00%
                                                                          ------



         Total annual Fund operating expenses                            1.80%



         Fee waivers and/or reimbursements                              (0.30)%
                                                                          ------



         Total net expenses(4)                                           1.50%
                                                                          ======

      (1)The redemption fee may apply to shares purchased after August 1, 2002 that are redeemed (either by selling your shares or exchanging into another Fund) within 90 days of purchase. Please see ABOUT YOUR INVESTMENT -- BUYING, SELLING AND EXCHANGING SHARES -- REDEMPTION FEES for details.

      (2)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (3)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

      (4)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         PRIMARY A SHARES                        $153     $537      $947      $2,091

NATIONS LARGECAP INDEX FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S QUANTITATIVE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 152.

WHAT IS AN INDEX FUND?

INDEX FUNDS USE A "PASSIVE" OR "INDEXING" INVESTMENT APPROACH, WHICH ATTEMPTS TO DUPLICATE THE PERFORMANCE OF A SPECIFIC MARKET INDEX.

CORRELATION MEASURES HOW CLOSELY A FUND'S RETURNS MATCH THOSE OF AN INDEX. A PERFECT CORRELATION OF 1.0 MEANS THAT THE NET ASSET VALUE OF THE FUND INCREASES OR DECREASES IN EXACT PROPORTION TO CHANGES IN THE INDEX.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks investment results that (before fees and expenses) correspond to the total return of the Standard & Poor's 500 Composite Stock Price Index (S&P
                   500).

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks that are included in the S&P 500. The S&P 500 is an unmanaged index of 500 widely held common stocks, and is not available for investment.

The Fund may buy stock index futures and financial futures as substitutes for the underlying securities in the S&P 500.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Different common stocks have different weightings in the S&P 500, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P 500, the team will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P 500, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P 500. The Fund may buy shares of Bank of America Corporation, which is currently included in the S&P 500, subject to certain restrictions.

The Fund tries to achieve a correlation of at least 0.95 with the S&P 500 on an annual basis (before fees and expenses). The Fund's ability to track the S&P 500 is affected by transaction costs and other expenses, changes in the composition of the S&P 500, changes in the number of shares issued by the companies represented in the S&P 500, and by the timing and amount of shareholder purchases and redemptions, among other things.

Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The team tries to minimize these costs for the Fund by using program trades and crossing networks.

The team may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations LargeCap Index Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund tries to match (before fees and expenses) the returns of the S&P 500, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P 500. The value of the Fund will rise and fall with the performance of the S&P 500.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FUTURES RISK -- This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1994     1995     1996     1997     1998     1999     2000     2001     2002
                ----     ----     ----     ----     ----     ----     ----     ----     ----
                0.99%   37.02%   22.63%   32.70%   28.39%   20.66%   -9.37%   -12.20%  -22.39%



               *Year-to-date return as of June 30, 2003: 11.58%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 1998:           21.13%
         WORST: 3RD QUARTER 2002:         -17.37%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Primary A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                             LIFE OF
                                                         1 YEAR    5 YEARS    FUND*
         PRIMARY A SHARES RETURNS BEFORE TAXES           -22.39%   -0.88%     8.94%



         PRIMARY A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                 -22.81%   -1.56%     7.92%



         PRIMARY A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES         -13.73%   -0.86%     7.09%



         S&P 500 (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                            -22.09%   -0.58%     9.26%

      *THE INCEPTION DATE OF PRIMARY A SHARES IS DECEMBER 15, 1993. THE RETURN
       FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Primary A
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases              none



         Maximum deferred sales charge (load)                          none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.40%



         Other expenses                                                  0.29%
                                                                          -------



         Total annual Fund operating expenses                            0.69%



         Fee waivers and/or reimbursements                              (0.34)%
                                                                          -------



         Total net expenses(2)                                           0.35%
                                                                          =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         PRIMARY A SHARES                        $36      $187      $351       $826

NATIONS MIDCAP INDEX FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S QUANTITATIVE STRATEGIES MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 152.

WHAT IS AN INDEX FUND?

INDEX FUNDS USE A "PASSIVE" OR "INDEXING" INVESTMENT APPROACH, WHICH ATTEMPTS TO DUPLICATE THE PERFORMANCE OF A SPECIFIC MARKET INDEX.

CORRELATION MEASURES HOW CLOSELY A FUND'S RETURNS MATCH THOSE OF AN INDEX. A PERFECT CORRELATION OF 1.0 MEANS THAT THE NET ASSET VALUE OF THE FUND INCREASES OR DECREASES IN EXACT PROPORTION TO CHANGES IN THE INDEX.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks investment results that (before fees and expenses) correspond to the total return of the Standard & Poor's MidCap 400 Stock Price Index (S&P
                   MidCap 400).

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks that are included in the S&P MidCap 400. The S&P MidCap 400 is an unmanaged index of 400 domestic stocks chosen for their market size, liquidity and industry representation. The index is not available for investment.

The Fund may buy stock index futures and other financial futures as substitutes for the underlying securities in the S&P MidCap 400.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Different common stocks have different weightings in the S&P MidCap 400, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P MidCap 400, the team will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P MidCap 400, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P MidCap 400.

The Fund tries to achieve a correlation of at least 0.95 with the return of the S&P MidCap 400 on an annual basis (before fees and expenses). The Fund's ability to track the S&P MidCap 400 may be adversely affected by transaction costs and other expenses, changes in the composition of the S&P MidCap 400, changes in the number of shares issued by the companies represented in the S&P MidCap 400, and by the timing and amount of shareholder purchases and redemptions, among other things.

Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The team tries to minimize these costs for the Fund by using electronic trading systems such as crossing networks and other trading strategies.

The team may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, when the team believes the stock is not liquid enough, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations MidCap Index Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund tries to match (before fees and expenses) the returns of the S&P MidCap 400, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P MidCap 400. The value of the Fund will rise and fall with the performance of the S&P MidCap 400.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FUTURES RISK -- This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2001     2002
                ----     ----
               -0.92%   -15.01%



               *Year-to-date return as of June 30, 2003: 12.21%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 2001:           17.96%
         WORST: 3RD QUARTER 2001:         -16.69%


--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Primary A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P MidCap 400, an unmanaged index of 400 common stocks, weighted by market value. The S&P MidCap 400 is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                                 1 YEAR     FUND*
         PRIMARY A SHARES RETURNS BEFORE TAXES                   -15.01%   -4.70%



         PRIMARY A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS   -15.48%   -6.29%



         PRIMARY A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS
           AND SALE OF FUND SHARES                                -8.94%   -3.90%



         S&P MIDCAP 400 (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                                    -14.51%   -4.30%

      *THE INCEPTION DATE OF PRIMARY A SHARES IS MARCH 31, 2000. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Primary A
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases              none



         Maximum deferred sales charge (load)                          none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.40%



         Other expenses                                                  0.30%
                                                                          -------



         Total annual Fund operating expenses                            0.70%



         Fee waivers and/or reimbursements                              (0.35)%
                                                                          -------



         Total net expenses(2)                                           0.35%
                                                                          =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE


      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         PRIMARY A SHARES                        $36      $189      $355       $838

NATIONS SMALLCAP INDEX FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S QUANTITATIVE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 152.

WHAT IS AN INDEX FUND?

INDEX FUNDS USE A "PASSIVE" OR "INDEXING" INVESTMENT APPROACH, WHICH ATTEMPTS TO DUPLICATE THE PERFORMANCE OF A SPECIFIC MARKET INDEX.

CORRELATION MEASURES HOW CLOSELY A FUND'S RETURNS MATCH THOSE OF AN INDEX. A PERFECT CORRELATION OF 1.0 MEANS THAT THE NET ASSET VALUE OF THE FUND INCREASES OR DECREASES IN EXACT PROPORTION TO CHANGES IN THE INDEX.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks investment results that (before fees and expenses) correspond to the total return of the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600).

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks that are included in the S&P SmallCap 600. The S&P SmallCap 600 is an unmanaged market capitalization index consisting of 600 common stocks with market capitalizations ranging from $500 million to $3 billion that capture the economic and industry characteristics of small company stock performance. It is not available for investment.

The Fund may buy stock index futures and other financial futures as substitutes for the underlying securities in the S&P SmallCap 600.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Different common stocks have different weightings in the S&P SmallCap 600, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P SmallCap 600, the team will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P SmallCap 600, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P SmallCap 600.

The Fund tries to achieve a correlation of at least 0.95 with the S&P SmallCap 600 on an annual basis (before fees and expenses). The Fund's ability to track the S&P SmallCap 600 is affected by transaction costs and other expenses, changes in the composition of the S&P SmallCap 600, changes in the number of shares issued by the companies represented in the S&P SmallCap 600, and by the timing and amount of shareholder purchases and redemptions, among other things.

Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The team tries to minimize these costs for the Fund by using program trades and crossing networks.

The team may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations SmallCap Index Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund tries to match (before fees and expenses) the returns of the S&P SmallCap 600, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P SmallCap 600. The value of the Fund will rise and fall with the performance of the S&P SmallCap 600.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      - FUTURES RISK -- This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

PRIOR TO MAY 12, 2000, THE FUND HAD A DIFFERENT INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1997     1998     1999     2000     2001     2002
                ----     ----     ----     ----     ----     ----
               27.97%   -1.65%    5.47%    9.47%    6.06%   -15.18%



               *Year-to-date return as of June 30, 2003: 12.66%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 2001:           20.60%
         WORST: 3RD QUARTER 1998:         -20.83%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Primary A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P SmallCap 600, an unmanaged index of 600 common stocks, weighted by market capitalization. The S&P SmallCap 600 is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                             LIFE OF
                                                         1 YEAR    5 YEARS    FUND*
         PRIMARY A SHARES RETURNS BEFORE TAXES           -15.18%    0.43%     4.93%



         PRIMARY A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                 -15.40%    0.07%     4.43%



         PRIMARY A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES          -9.22%    0.25%     3.84%



         S&P SMALLCAP 600 (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                      -14.63%    2.44%     6.88%

      *THE INCEPTION DATE OF PRIMARY A SHARES IS OCTOBER 15, 1996. THE RETURN
       FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Primary A
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.40%



         Other expenses                                                  0.36%
                                                                          ------



         Total annual Fund operating expenses                            0.76%



         Fee waivers and/or reimbursements                              (0.36)%
                                                                          ------



         Total net expenses(2)                                           0.40%
                                                                          ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         PRIMARY A SHARES                        $41      $207      $387       $909

NATIONS LARGECAP ENHANCED CORE FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S QUANTITATIVE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 152.

WHAT IS AN ENHANCED CORE FUND?

AN ENHANCED CORE FUND IS DESIGNED TO DELIVER THE INDUSTRY AND RISK CHARACTERISTICS OF ITS BENCHMARK WITH THE BENEFITS OF RELATIVELY LOW COSTS AND ACTIVE INVESTMENT MANAGEMENT.

WITH AN ENHANCED CORE FUND, THE TEAM MAY TAKE ADVANTAGE OF INDIVIDUAL ASSET SELECTION FROM A VARIETY OF INSTRUMENTS THAT ARE EXPECTED TO GENERATE RETURNS IN EXCESS OF THE S&P 500.

THERE IS NO ASSURANCE THAT ACTIVE MANAGEMENT WILL RESULT IN A HIGHER RETURN THAN THE INDEX.

--------------------------------------------------------------------------------


[TARGET GRAPHIC]   INVESTMENT OBJECTIVE
                   The Fund seeks, over the long term, to provide a total return that (before fees and expenses) exceeds the total return of the Standard & Poor's 500 Composite
                   Stock Price Index (S&P 500).

[COMPASS GRAPHIC]  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in a portfolio consisting of common stocks that are included in the S&P 500, convertible securities that are convertible into stocks included in that index, and other derivatives whose economic returns are, by design, closely equivalent to the returns of the S&P 500 or its components. The S&P 500 is an unmanaged index of 500 widely held common stocks, and is not available for investment.

The team tries to maintain a portfolio that matches the risk characteristics of the S&P 500. The team will, from time to time, vary the number and percentages of the Fund's holdings to try to provide higher returns than the S&P 500 and to reduce the risk of underperforming the index over time. The Fund generally holds fewer stocks than the index, and may hold securities that are not in the index.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Fund, the team uses quantitative analysis to evaluate the attractiveness of each potential investment. The team may examine a wide variety of factors classified as value measures (forward price-to-earnings, trailing price-to-earnings, book value-to-price, price-to-cash flow, etc.), growth measures (earnings growth, revenue growth, etc.), price momentum and earnings momentum (earnings change, estimate revision, earnings surprise, etc.), among others.

The Fund seeks to hold a higher percentage of attractive investments than the index and a lesser percentage, or none, of less attractive investments. In all cases, investments are selected with the intention of increasing return relative to the S&P 500 and/or reducing portfolio volatility relative to the S&P 500.

In addition, the team believes capital market inefficiencies may exist and may sometimes be exploited by using a variety of derivative instruments.

The team tries to control costs when it buys and sells securities for the Fund by using computerized systems called crossing networks that allow it to try to make trades at better prices and reduced commission rates.

The team may sell a stock when it believes other stocks in the index are more attractive investments, when the stock is removed from the index, or for other reasons.

The team uses various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  - may try to sell shares of a security with the highest cost for tax purposes first, before selling other shares of the same security. The team will only use this strategy when it is in the best interest of the Fund to do so and may sell other shares when appropriate

  - may offset capital gains by selling securities to realize a capital loss. This may reduce capital gains distributions

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies may also be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


[LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC]         Nations LargeCap Enhanced Core Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks that it believes have the potential for higher total returns than the S&P 500. There is a risk that the returns of these investments will not exceed those of the S&P 500, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FUTURES RISK -- This Fund may use futures contracts periodically to manage liquidity. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


[BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC]         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Primary A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1997     1998     1999     2000     2001     2002
                ----     ----     ----     ----     ----     ----
               33.46%   26.64%   17.70%   -10.86%  -9.33%   -21.59%



               *Year-to-date return as of June 30, 2003: 11.51%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 1998:           20.98%
         WORST: 3RD QUARTER 2002:         -17.65%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Primary A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                        1 YEAR    5 YEARS    FUND*
         PRIMARY A SHARES RETURNS BEFORE TAXES          -21.59%   -1.13%     6.24%



         PRIMARY A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                -22.84%   -2.64%     4.78%



         PRIMARY A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES        -12.81%   -0.78%     5.15%



         S&P 500 (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                           -22.09%   -0.58%     6.67%

      *THE INCEPTION DATE OF PRIMARY A SHARES IS JULY 31, 1996. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


[PERCENT GRAPHIC]  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Primary A
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases              none



         Maximum deferred sales charge (load)                          none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.40%



         Other expenses                                                  0.40%
                                                                          ------



         Total annual Fund operating expenses                            0.80%



         Fee waivers and/or reimbursements                              (0.30)%
                                                                          ------



         Total net expenses(2)                                           0.50%
                                                                          ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

      - you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      - you reinvest all dividends and distributions in the Fund

      - your investment has a 5% return each year

      - the Fund's operating expenses remain the same as shown in the table above

      - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         PRIMARY A SHARES                        $51      $225      $415       $962

NATIONS SHORT-TERM INCOME FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 152.

WHAT ARE CORPORATE FIXED-INCOME SECURITIES?

THIS FUND FOCUSES ON FIXED INCOME SECURITIES ISSUED BY CORPORATIONS. CORPORATE FIXED INCOME SECURITIES HAVE THE POTENTIAL TO PAY HIGHER INCOME THAN U.S. TREASURY SECURITIES WITH SIMILAR MATURITIES.

DURATION

DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income consistent with minimal fluctuations of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in income-producing securities. The Fund normally invests at least 65% of its total assets in investment grade fixed income securities. The team may choose unrated securities if it believes they are of comparable quality to investment grade securities at the time of investment.

The Fund may invest in:

  - corporate debt securities, including bonds, notes and debentures

  - mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations

  - asset-backed securities

  - U.S. government obligations

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Fund may invest in private placements to seek to enhance its yield.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be three years or less, and its duration will be three years or less.

When selecting individual investments, the team:

  - looks at a fixed income security's potential to generate both income and price appreciation

  - allocates assets among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities; asset-backed securities and corporate securities, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The team may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  - tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The team may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------



 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Short-Term Income Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - MORTGAGE-RELATED RISK -- The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

      - ASSET-BACKED SECURITIES RISK -- Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


[BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC]         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               7.55%   -0.27%   11.27%    4.89%    6.03%    6.30%    3.22%    7.17%    8.62%    5.31%



              *Year-to-date return as of June 30, 2003: 1.52%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 2ND QUARTER 1995:           3.49%
         WORST: 1ST QUARTER 1994:         -0.94%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Primary A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Merrill Lynch 1-3 Year Treasury Index, an index of U.S. Treasury bonds with maturities of one to three years. All dividends are reinvested. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         PRIMARY A SHARES RETURNS BEFORE TAXES   5.31%     6.11%     5.97%      5.76%



         PRIMARY A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS                      3.85%     3.92%     3.70%      3.50%



         PRIMARY A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS AND SALE OF FUND
           SHARES                                3.30%     3.80%     3.64%      3.47%



         MERRILL LYNCH 1-3 TREASURY INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                    5.76%     6.40%     6.04%      5.90%

      *THE INCEPTION DATE OF PRIMARY A SHARES IS SEPTEMBER 30, 1992. THE RETURN
       FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Primary A
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.30%



         Other expenses                                                  0.30%
                                                                          ------



         Total annual Fund operating expenses                            0.60%



         Fee waivers                                                    (0.10)%
                                                                          ------



         Total net expenses(2)                                           0.50%
                                                                          ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees until July 31, 2004. The figure shown here is after waivers. There is no guarantee that this waiver will continue.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         PRIMARY A SHARES                        $51      $182      $325       $740

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 152.

U.S. GOVERNMENT SECURITIES

THIS FUND INVESTS MOST OF ITS ASSETS IN SECURITIES THAT ARE U.S. GOVERNMENT ISSUED OR GUARANTEED. THIS MEANS THE FUND IS GENERALLY NOT SUBJECT TO CREDIT RISK, BUT IT COULD EARN LESS INCOME THAN FUNDS THAT INVEST IN OTHER KINDS OF FIXED INCOME SECURITIES.

DURATION

DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income consistent with modest fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in
                   U.S. government obligations and repurchase agreements secured by these securities. It may invest in mortgage-related securities issued or backed by the
                   U.S. government, its agencies or instrumentalities, or corporations.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be five years or less, and its duration will be four years or less.

When selecting individual investments, the team:

  - looks at a fixed income security's potential to generate both income and price appreciation

  - allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The team may change the allocations when market conditions change

  - selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

The team may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Short-Intermediate Government Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests may not be investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - MORTGAGE-RELATED RISK -- The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               8.02%   -2.41%   12.44%    3.19%    7.25%    6.60%    0.43%    9.56%    7.71%    9.92%



              *Year-to-date return as of June 30, 2003: 2.36%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 3RD QUARTER 2001:           4.68%
         WORST: 1ST QUARTER 1994:         -1.74%


--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Primary A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Intermediate Government Bond Index, an index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         PRIMARY A SHARES RETURNS BEFORE TAXES   9.92%     6.77%     6.17%      6.73%



         PRIMARY A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS                      7.86%     4.57%     3.89%      4.43%



         PRIMARY A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS AND SALE OF FUND
           SHARES                                6.37%     4.35%     3.80%      4.30%



         LEHMAN INTERMEDIATE GOVERNMENT BOND
           INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)              9.64%     7.44%     6.91%      7.43%

      *THE INCEPTION DATE OF PRIMARY A SHARES IS AUGUST 1, 1991. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Primary A
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                0.30%



         Other expenses                                                 0.32%
                                                                         ----



         Total annual Fund operating expenses                           0.62%
                                                                         ====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         PRIMARY A SHARES                        $63      $199      $346       $774

NATIONS GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 152.

MORTGAGE-BACKED SECURITIES

THIS FUND INVESTS IN MORTGAGE-BACKED SECURITIES. MORTGAGE-BACKED SECURITIES TEND TO PAY HIGHER INCOME THAN U.S. TREASURY BONDS AND OTHER GOVERNMENT-BACKED BONDS WITH SIMILAR MATURITIES, BUT ALSO HAVE SPECIFIC RISKS ASSOCIATED WITH THEM. THEY PAY A MONTHLY AMOUNT THAT INCLUDES A PORTION OF THE PRINCIPAL ON THE UNDERLYING MORTGAGES, AS WELL AS INTEREST.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, this Fund will invest at least 80% of its assets in
                   U.S. government obligations and repurchase agreements secured by these securities.

It may also invest in the following securities rated investment grade at the time of investment:

  - mortgage-backed securities issued by governments, their agencies or instrumentalities, or corporations

  - asset-backed securities or municipal securities

  - corporate debt securities, including bonds, notes and debentures

The Fund may also engage in reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between five and 30 years.

When selecting individual investments, the team:

  - looks at a fixed income security's potential to generate both income and price appreciation

  - allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The team may change the allocations when market conditions change

  - selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons and expected timing of cash flows

The team may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Government Securities Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests may not be investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - MORTGAGE-RELATED RISK -- The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

      - ASSET-BACKED SECURITIES RISK -- Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                7.67%   -5.11%   15.28%    2.53%    8.55%    8.43%   -2.95%   12.13%    6.68%   11.48%



               *Year-to-date return as of June 30, 2003: 3.17%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 3RD QUARTER 2002:           6.43%
         WORST: 1ST QUARTER 1994:         -3.01%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Primary A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Government Bond Index, an unmanaged index of government bonds with an average maturity of approximately nine years. All dividends are reinvested. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                1 YEAR   5 YEARS   10 YEARS    FUND*
         PRIMARY A SHARES RETURNS BEFORE TAXES  11.48%    7.01%     6.28%      6.82%



         PRIMARY A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS                     10.11%    4.84%     3.93%      4.44%



         PRIMARY A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS AND SALE OF FUND
           SHARES                                7.00%    4.51%     3.82%      4.31%



         LEHMAN GOVERNMENT BOND INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                   11.50%    7.77%     7.56%      8.14%

      *THE INCEPTION DATE OF PRIMARY A SHARES IS APRIL 11, 1991. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Primary A
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.50%



         Other expenses                                                  0.36%
                                                                          ------



         Total annual Fund operating expenses                            0.86%



         Fee waivers                                                    (0.15)%
                                                                          ------



         Total net expenses(2)                                           0.71%
                                                                          ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees until July 31, 2004. The figure shown here is after waivers. There is no guarantee that this waiver will continue.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         PRIMARY A SHARES                        $73      $259      $462      $1,047

NATIONS INTERMEDIATE BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

BACAP IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER. BACAP'S FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 152.

INTERMEDIATE-TERM SECURITIES

THE TEAM FOCUSES ON FIXED INCOME SECURITIES WITH INTERMEDIATE TERMS. WHILE THESE SECURITIES GENERALLY WON'T EARN AS MUCH INCOME AS SECURITIES WITH LONGER TERMS, THEY TEND TO BE SENSITIVE TO CHANGES IN INTEREST RATES.

DURATION

DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to obtain interest income and capital appreciation.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations Intermediate Bond Master Portfolio
                   (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in bonds. The Master Portfolio normally invests at least 65% of its assets in intermediate and longer-term fixed income securities that are rated investment grade. The Master Portfolio can invest up to 35% of its assets in mortgage-backed securities, including collateralized mortgage obligations
(CMOs), that are backed by the U.S. government, its agencies or instrumentalities, or corporations.

The Master Portfolio can invest up to 10% of its assets in high yield debt securities.

The Master Portfolio may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Master Portfolio may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Master Portfolio may invest in private placements to seek to enhance its yield.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Master Portfolio's average dollar-weighted maturity will be between three and six years. Its duration generally will be the same as the Lehman Intermediate Government/Corporate Bond Index.

When selecting individual investments, the team:

  - looks at a fixed income security's potential to generate both income and price appreciation

  - allocates assets among U.S. corporate securities and mortgage-backed securities, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The team may change the allocations when market conditions change

  - selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to maintain a duration that is similar to the duration of the Master Portfolio's benchmark. This can help manage interest rate risk

  - tries to manage risk by diversifying the Master Portfolio's investments in securities of many different issuers

The team may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Intermediate Bond Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the team chooses for the Master Portfolio will not rise as high as the team expects, or will fall.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Master Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Master Portfolio invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - MORTGAGE-RELATED RISK -- The value of the Master Portfolio's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Master Portfolio may have to reinvest this money in mortgage-backed or other securities that have lower yields.

      - INVESTMENT IN ANOTHER NATIONS FUND -- The Master Portfolio may pursue its high yield securities strategy by investing in High Yield Portfolio rather than directly in high yield securities. High Yield Portfolio is a registered investment company in the Nations Funds Family whose interests are offered by private placements only. BACAP and its affiliates may be entitled to reimbursement for certain expenses from High Yield Portfolio in addition to the fees which they are entitled to receive from the Master Portfolio or Fund for services provided directly. BACAP and its affiliates may waive fees which they are entitled to receive from High Yield Portfolio.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002
               ----     ----     ----
               8.18%    8.48%    8.65%



              *Year-to-date return as of June 30, 2003: 3.45%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 3RD QUARTER 2002:           4.36%
         WORST: 1ST QUARTER 2002:         -0.63%


--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Primary A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Intermediate Government Credit Index (formerly called the Lehman Intermediate Government/Corporate Bond Index), an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with maturities of 1 to 10 years. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         PRIMARY A SHARES RETURNS BEFORE TAXES                     8.65%     7.06%



         PRIMARY A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS     6.79%     4.71%



         PRIMARY A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS
           AND SALE OF FUND SHARES                                 5.43%     4.48%



         LEHMAN INTERMEDIATE GOVERNMENT CREDIT INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)    9.84%     8.32%

      *THE INCEPTION DATE OF PRIMARY A SHARES IS MAY 21, 1999. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Primary A
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)(2)



         Management fees                                                 0.40%



         Other expenses                                                  0.31%
                                                                          ------



         Total annual Fund operating expenses(3)                         0.71%
                                                                          ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 0.81% for Primary A Shares until July 31, 2004. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         PRIMARY A SHARES                        $73      $227      $395       $883

NATIONS BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 152.

MORE INVESTMENT OPPORTUNITIES

THIS FUND CAN INVEST IN A WIDE RANGE OF FIXED INCOME SECURITIES. THIS ALLOWS THE TEAM TO FOCUS ON SECURITIES THAT OFFER THE POTENTIAL FOR HIGHER RETURNS.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks total return by investing in investment grade fixed income securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in bonds. The Fund normally invests at least 65% of its assets in investment grade fixed income securities. The team may choose unrated securities if it believes they are of comparable quality to investment grade securities at the time of investment.

The Fund may invest in:

  - corporate debt securities, including bonds, notes and debentures

  - U.S. government obligations

  - foreign debt securities denominated in U.S. dollars

  - mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations

  - asset-backed securities

  - municipal securities

The Fund may invest up to 10% of its total assets in high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Fund may invest in private placements to seek to enhance its yield.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be 10 years or less and will never be more than 15 years.

When selecting individual investments, the team:

  - looks at a fixed income security's potential to generate both income and price appreciation

  - allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities; and corporate securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The team may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Bond Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - MORTGAGE-RELATED RISK -- The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

      - INVESTMENT IN OTHER NATIONS FUNDS -- The Fund may pursue its high yield securities strategy by investing in High Yield Portfolio rather than directly in high yield securities. High Yield Portfolio is a registered investment company in the Nations Funds Family whose interests are offered by private placements only. BACAP and its affiliates may be entitled to reimbursement for certain expenses from High Yield Portfolio in addition to the fees which they are entitled to receive from Nations Bond Fund for services provided directly. The Fund may also invest in Nations Convertible Securities Fund. BACAP and its affiliates are entitled to receive fees from Nations Convertible Securities Fund for providing advisory and other services, in addition to the fees which they are entitled to receive from Nations Bond Fund for services provided directly. BACAP and its affiliates may waive fees which they are entitled to receive from either High Yield Portfolio or Nations Convertible Securities Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              10.78%   -3.32%   17.28%    2.12%    8.48%    7.16%   -1.24%   10.10%    7.87%    7.47%



              *Year-to-date return as of June 30, 2003: 4.42%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 2ND QUARTER 1995:           5.95%
         WORST: 1ST QUARTER 1994:         -2.81%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Primary A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period of the Lehman Aggregate Bond Index, an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. All dividends are reinvested. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                1 YEAR   5 YEARS   10 YEARS    FUND*
         PRIMARY A SHARES RETURNS BEFORE TAXES   7.47%    6.20%     6.51%      6.56%



         PRIMARY A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS                      5.15%    3.67%     3.89%      3.95%



         PRIMARY A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS AND SALE OF FUND
           SHARES                                4.58%    3.70%     3.90%      3.95%



         LEHMAN AGGREGATE BOND INDEX (REFLECTS
           NO DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                               10.25%    7.55%     7.51%      7.56%

      *THE INCEPTION DATE OF PRIMARY A SHARES IS OCTOBER 30, 1992. THE RETURN
       FOR THE INDEX SHOWN IS FROM THAT DATE.


--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Primary A
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.40%



         Other expenses                                                  0.27%
                                                                          ------



         Total annual Fund operating expenses                            0.67%
                                                                          ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         PRIMARY A SHARES                        $68      $214      $373       $835

NATIONS STRATEGIC INCOME FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 152.

MULTI-SECTOR APPROACH

THE FUND FOLLOWS A MULTI-SECTOR APPROACH IN ORDER TO PURSUE HIGH INCOME WHILE SEEKING TO CONTROL VOLATILITY. TO TRY TO ACCOMPLISH THIS, THE FUND IS DIVERSIFIED BROADLY IN THREE SECTORS OF THE MARKET -- U.S. GOVERNMENT, FOREIGN AND LOWER-RATED CORPORATE BONDS. THIS DIVERSIFICATION IS THOUGHT TO BE CRITICAL IN MANAGING THE EXCHANGE-RATE UNCERTAINTIES OF FOREIGN BONDS AND THE SPECIAL CREDIT RISKS OF LOWER-RATED BONDS.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks total return with an emphasis on current income by investing in a diversified portfolio of fixed income securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in income-producing securities. The Fund normally invests at least 65% of its assets in investment grade debt securities.

The Fund may invest in:

  - corporate debt securities

  - U.S. government obligations

  - foreign debt securities denominated in U.S. dollars or foreign currencies

  - mortgage-related securities issued by governments and non-government issuers

  - asset-backed securities

The Fund may invest up to 35% of its assets in lower-quality fixed income securities ("junk bonds" or "high yield bonds") rated "Ba" or "B" by Moody's Investors Service, Inc. (Moody's) or "BB" or "B" by Standard & Poor's Corporation (S&P). The team may choose unrated securities if it believes they are of comparable quality at the time of investment. The Fund may also invest in other registered investment companies.

The Fund will limit its investments in foreign securities to one-third of its total assets. The Fund may engage in forward foreign currency contracts, reverse repurchase agreements and forward purchase agreements to seek to protect against movements in the value of foreign currencies in which its foreign securities may be denominated.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements primarily used to seek to enhance returns and manage liquidity. These investments will generally be short-term in nature. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Fund may also invest in private placements to seek to enhance its yield.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be more than five years.

When selecting individual investments, the team:

  - looks at a fixed income security's potential to generate both income and price appreciation

  - allocates assets primarily among U.S. government obligations and U.S. corporate securities, including high yield corporate bonds. The allocation is structured to provide the potential for the best return, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The team may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  - tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The team may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.


--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Strategic Income Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests may not be investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - FOREIGN INVESTMENT RISK -- Because the Fund may invest up to one-third of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. The Fund's use of forward foreign currency contracts to seek to protect against movements in the value of foreign currencies may not eliminate the risk that the Fund will be adversely affected by changes in foreign currencies. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - ASSET-BACKED SECURITIES RISK -- Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

      - MORTGAGE-RELATED RISK -- The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

      - INVESTMENT IN ANOTHER NATIONS FUND -- The Fund may pursue its high yield securities strategy by investing in High Yield Portfolio rather than directly in high yield securities. High Yield Portfolio is a registered investment company in the Nations Funds Family whose interests are offered by private placements only. BACAP and its affiliates may be entitled to reimbursement for certain expenses from High Yield Portfolio in addition to the fees which they are entitled to receive from Nations Strategic Income Fund for services provided directly. BACAP and its affiliates may waive fees which they are entitled to receive from High Yield Portfolio.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              15.68%   -2.52%   20.91%    2.46%    8.59%    7.53%   -2.59%    8.03%    6.66%    5.00%



              *Year-to-date return as of June 30, 2003: 7.02%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 2ND QUARTER 1995:           7.48%
         WORST: 1ST QUARTER 1996:         -3.18%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Primary A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Aggregate Bond Index, an unmanaged index made up of Lehman Government/Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. In addition, the table shows the returns for each period for a blend of 65% of the Lehman Aggregate Bond Index, 25% of the Salomon B/BB High Yield Market Index and 10% of the J.P. Morgan Emerging Markets Bond Index Global. The Salomon B/BB High Yield Market Index is an unmanaged index that includes U.S. dollar-denominated bonds rated B or BB and the J.P. Morgan Emerging Markets Bond Index Global is an unmanaged index that covers 27 emerging market countries. All dividends are reinvested. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                1 YEAR   5 YEARS   10 YEARS    FUND*
         PRIMARY A SHARES RETURNS BEFORE TAXES   5.00%    4.85%     6.75%      6.87%



         PRIMARY A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS                      3.01%    2.26%     3.91%      4.02%



         PRIMARY A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS AND SALE OF FUND
           SHARES                                3.03%    2.57%     3.99%      4.10%



         LEHMAN AGGREGATE BOND INDEX (REFLECTS
           NO DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                               10.25%    7.55%     7.51%      7.56%



         BLENDED LEHMAN AGGREGATE BOND,
           SALOMON B/BB HIGH YIELD MARKET AND
           J.P. MORGAN EMERGING MARKET BOND
           GLOBAL INDICES (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                                5.32%    5.12%     7.20%      7.26%




      *THE INCEPTION DATE OF PRIMARY A SHARES IS OCTOBER 30, 1992. THE RETURN
       FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Primary A
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases              none



         Maximum deferred sales charge (load)                          none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.50%



         Other expenses                                                  0.38%
                                                                          ------



         Total annual Fund operating expenses                            0.88%



         Fee waivers                                                    (0.10)%
                                                                          ------



         Total net expenses(2)                                           0.78%
                                                                          ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees until July 31, 2004. The figure shown here is after waivers. There is no guarantee that this waiver will continue.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE
      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         PRIMARY A SHARES                        $80      $271      $478      $1,075




NATIONS HIGH YIELD BOND FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

BACAP IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MACKAY SHIELDS LLC (MACKAY SHIELDS) IS ITS SUB-ADVISER. MACKAY SHIELDS' HIGH YIELD PORTFOLIO MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MACKAY SHIELDS AND ITS HIGH YIELD PORTFOLIO MANAGEMENT TEAM ON PAGE 159.

HIGH YIELD DEBT SECURITIES

THIS FUND INVESTS PRIMARILY IN HIGH YIELD DEBT SECURITIES, WHICH ARE OFTEN REFERRED TO AS "JUNK BONDS." HIGH YIELD DEBT SECURITIES OFFER THE POTENTIAL FOR HIGHER INCOME THAN OTHER KINDS OF DEBT SECURITIES WITH SIMILAR MATURITIES, BUT THEY ALSO HAVE HIGHER CREDIT RISK.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks maximum income by investing in a diversified portfolio of high yield debt securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations High Yield Bond Master Portfolio
                   (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in domestic and foreign corporate high yield debt securities. These securities are not rated investment grade, but generally will be rated "BB" or "B" by Standard & Poor's Corporation. The team may choose unrated securities if it believes they are of comparable quality at the time of investment. The portfolio is not managed to a specific duration. Its duration will generally track the CSFB Global High Yield Index.

The Master Portfolio invests primarily in:

  - Domestic corporate high yield debt securities, including private placements

  - U.S. dollar-denominated foreign corporate high yield debt securities, including private placements

  - Zero-coupon bonds

  - U.S. government obligations

  - Equity securities (up to 20% of its assets), which may include convertible securities

The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

When selecting investments for the portfolio, the team:

  - focuses on individual security selection ("bottom-up" analysis)

  - uses fundamental credit analysis

  - emphasizes current income while attempting to minimize risk to principal

  - seeks to identify a catalyst for capital appreciation such as an operational or financial restructuring

  - tries to manage risk by diversifying the Master Portfolio's investments across securities of many different issuers

The team may sell a security when its market price rises above a target price the team has set, when it believes there has been a deterioration in an issuer's fundamentals, such as earnings, sales or management, or an issuer's credit quality, or to maintain portfolio diversification, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations High Yield Bond Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      - CREDIT RISK -- The types of securities in which the Master Portfolio typically invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - LIQUIDITY RISK -- There is a risk that a security held by the Master Portfolio cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

      - FOREIGN INVESTMENT RISK -- Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, may also apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund can withdraw its entire investment from the Master Portfolio if it believes it's in the best interest of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

FOR INFORMATION ABOUT THE PERFORMANCE OF OTHER HIGH YIELD ACCOUNTS MANAGED BY MACKAY SHIELDS, SEE HOW THE FUNDS ARE MANAGED.

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS THE DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2001     2002
               ----     ----
               8.75%    2.16%



              *Year-to-date return as of June 30, 2003: 18.42%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 2002:           9.30%
         WORST: 3RD QUARTER 2002:         -5.80%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Primary A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the CSFB Global High Yield Index, an unmanaged index that mirrors the high yield debt market. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                                  1 YEAR    FUND*
         PRIMARY A SHARES RETURNS BEFORE TAXES                     2.16%    3.25%



         PRIMARY A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS    -1.45%   -0.78%



         PRIMARY A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS
           AND SALE OF FUND SHARES                                 1.27%    0.60%



         CSFB GLOBAL HIGH YIELD INDEX (REFLECTS NO DEDUCTIONS
           FOR FEES, EXPENSES OR TAXES)                            3.11%    1.12%

      *THE INCEPTION DATE OF PRIMARY A SHARES IS FEBRUARY 14, 2000. THE RETURN
       FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Primary A
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)(2)



         Management fees                                                 0.55%



         Other expenses                                                  0.35%
                                                                          ------



         Total annual Fund operating expenses(3)                         0.90%
                                                                          ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 0.93% for Primary A Shares until July 31, 2004. There is no guarantee that this limitation will continue.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.
--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         PRIMARY A SHARES                        $92      $287      $498      $1,108

NATIONS SHORT-TERM MUNICIPAL INCOME FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 152.

LOWEST RISK, LOWEST INCOME POTENTIAL

THIS FUND HAS THE LOWEST RISK OF THE NATIONS FUNDS MUNICIPAL BOND FUNDS BECAUSE IT HAS A DURATION OF LESS THAN THREE YEARS. DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

THIS MEANS THE FUND'S VALUE TENDS TO CHANGE LESS WHEN INTEREST RATES CHANGE, BUT IT COULD ALSO EARN LESS INCOME THAN FUNDS WITH LONGER DURATIONS.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal income tax consistent with minimal fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be less than three years, and its duration will be between 1.25 and 2.75 years.

When selecting individual investments, the team looks at a security's potential to generate both income and price appreciation. The team:

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  - tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The team may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Short-Term Municipal Income Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on municipal obligations, which is generally free from federal income tax, but may be subject to the federal alternative minimum tax, and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----
               0.46%    8.26%    4.18%    4.73%    4.74%    2.43%    5.74%    5.27%    4.81%



              *Year-to-date return as of June 30, 2003: 1.69%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 1ST QUARTER 1995:           2.90%
         WORST: 1ST QUARTER 1994:         -0.91%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Primary A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman 3-Year Municipal Bond Index, a broad-based, unmanaged index of investment grade bonds with maturities of greater than two years and less than four years and an equal blend of the Lehman 1-Year Municipal Bond Index, with maturities greater than one year and less than two years, and the Lehman 3-Year Municipal Bond Index. All dividends are reinvested. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         PRIMARY A SHARES RETURNS BEFORE TAXES             4.81%     4.59%     4.50%



         PRIMARY A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                   4.81%     4.59%     4.50%



         PRIMARY A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES           4.00%     4.46%     4.41%



         LEHMAN 3-YEAR MUNICIPAL BOND INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR TAXES)         6.72%     5.33%     5.09%



         BLENDED LEHMAN 1-YEAR MUNICIPAL BOND AND LEHMAN
           3-YEAR MUNICIPAL BOND INDICES (REFLECT NO
           DEDUCTIONS FOR FEES, EXPENSES OR TAXES)         5.28%     4.92%     4.77%

      *THE INCEPTION DATE OF PRIMARY A SHARES IS OCTOBER 7, 1993. THE RETURNS
       FOR THE INDICES SHOWN ARE FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Primary A
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.30%



         Other expenses                                                  0.29%
                                                                          ------



         Total annual Fund operating expenses                            0.59%



         Fee waivers and/or reimbursements                              (0.19)%
                                                                          ------



         Total net expenses(2)                                           0.40%
                                                                          ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         PRIMARY A SHARES                        $41      $170      $310       $720

NATIONS INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 152.

MODERATE RISK, MODERATE INCOME POTENTIAL

THIS FUND HAS RELATIVELY MODERATE RISK COMPARED WITH THE OTHER NATIONS FUNDS MUNICIPAL BOND FUNDS BECAUSE IT HAS A DURATION OF BETWEEN THREE AND SIX YEARS. DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S SHARE PRICE WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

THE FUND'S VALUE WILL TEND TO CHANGE MORE WHEN INTEREST RATES CHANGE THAN THE VALUE OF NATIONS SHORT-TERM MUNICIPAL INCOME FUND, BUT IT COULD ALSO EARN MORE INCOME.

ITS VALUE WILL CHANGE LESS WHEN INTEREST RATES CHANGE THAN THE VALUE OF NATIONS MUNICIPAL INCOME FUND, BUT IT COULD ALSO EARN LESS INCOME.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal income tax consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

When selecting individual investments, the team looks at a security's potential to generate both income and price appreciation. The team:

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  - tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The team may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Intermediate Municipal Bond Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----
              -4.54%   14.76%    4.04%    7.36%    5.45%   -1.25%    8.16%    4.83%    8.12%



              *Year-to-date return as of June 30, 2003: 3.02%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 1ST QUARTER 1995:           6.00%
         WORST: 1ST QUARTER 1994:         -4.02%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Primary A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. All dividends are reinvested. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         PRIMARY A SHARES RETURNS BEFORE TAXES             8.12%     5.01%     5.32%



         PRIMARY A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                   8.08%     4.96%     5.28%



         PRIMARY A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES           6.79%     4.92%     5.20%



         LEHMAN QUALITY INTERMEDIATE MUNICIPAL INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                                          9.23%     5.89%     5.86%

      *THE INCEPTION DATE OF PRIMARY A SHARES IS JULY 30, 1993. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Primary A
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.40%



         Other expenses                                                  0.28%
                                                                          ------



         Total annual Fund operating expenses                            0.68%



         Fee waivers and/or reimbursements                              (0.18)%
                                                                          ------



         Total net expenses(2)                                           0.50%
                                                                          ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         PRIMARY A SHARES                        $51      $199      $361       $830

NATIONS MUNICIPAL INCOME FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 152.

HIGHEST RISK, HIGHEST INCOME POTENTIAL

THIS FUND HAS THE RELATIVELY HIGHEST RISK OF THE NATIONS FUNDS MUNICIPAL BOND FUNDS BECAUSE IT HAS A DURATION OF MORE THAN SIX YEARS. DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

THIS MEANS THE FUND'S VALUE TENDS TO CHANGE MORE WHEN INTEREST RATES CHANGE, BUT IT COULD ALSO EARN MORE INCOME THAN THE TWO FUNDS WITH SHORTER DURATIONS.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal income tax with the potential for principal fluctuation associated with investments in long-term municipal securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be more than seven years, and its duration will be more than six years.

When selecting individual investments, the team looks at a security's potential to generate both income and price appreciation. The team:

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  - tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The team may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Municipal Income Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               13.51%   -7.44%   19.51%    4.71%    9.56%    6.00%   -4.09%   10.03%    3.90%    6.91%



               *Year-to-date return as of June 30, 2003: 3.64%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 1ST QUARTER 1995:           8.01%
         WORST: 1ST QUARTER 1994:         -6.61%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Primary A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Municipal Bond Index, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         PRIMARY A SHARES RETURNS BEFORE TAXES   6.91%     4.44%     5.99%      6.63%



         PRIMARY A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS                      6.91%     4.41%     5.90%      6.54%



         PRIMARY A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS AND SALE OF FUND
           SHARES                                6.19%     4.53%     5.85%      6.44%



         LEHMAN MUNICIPAL BOND INDEX (REFLECTS
           NO DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                                9.60%     6.06%     6.71%      7.26%

      *THE INCEPTION DATE OF PRIMARY A SHARES IS FEBRUARY 1, 1991. THE RETURN
       FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Primary A
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.50%



         Other expenses                                                  0.29%
                                                                          ------



         Total annual Fund operating expenses                            0.79%



         Fee waivers and/or reimbursements                              (0.19)%
                                                                          ------



         Total net expenses(2)                                           0.60%
                                                                          ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         PRIMARY A SHARES                        $61      $233      $420       $960

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 6. The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy of certain Funds may be changed without shareholder approval by giving the shareholder at least 60 days notice. The 80% Policy of certain other Funds and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN NATIONS MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest their assets in Nations Money Market Funds. BACAP and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. BACAP may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Funds.

      - FOREIGN INVESTMENT RISK -- Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If a

        Fund invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, distribution, administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO TURNOVER -- A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for the Funds in FINANCIAL HIGHLIGHTS.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.321.7854 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------


INVESTMENT ADVISER

BACAP is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Funds described in this prospectus.

BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $195 billion, BACAP acts as investment manager for individuals, corporations, private investment companies and financial institutions. BACAP uses a team approach to investment management. Each team has access to the latest technology and analytical resources.

The table tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund for which BACAP has not engaged an investment sub-adviser.

FUND                                            BACAP TEAM
NATIONS CONVERTIBLE SECURITIES FUND             INCOME STRATEGIES TEAM

NATIONS ASSET ALLOCATION FUND                   INVESTMENT STRATEGIES TEAM
                                                FOR THE EQUITY PORTION OF
                                                THE FUND. FIXED INCOME
                                                MANAGEMENT TEAM FOR THE
                                                FIXED INCOME AND MONEY
                                                MARKET PORTIONS OF THE FUND

NATIONS VALUE FUND                              VALUE STRATEGIES TEAM

NATIONS MIDCAP VALUE FUND                       VALUE STRATEGIES TEAM

NATIONS STRATEGIC GROWTH FUND(1)                GROWTH STRATEGIES TEAM

NATIONS CAPITAL GROWTH FUND                     GROWTH STRATEGIES TEAM

NATIONS MIDCAP GROWTH FUND                      SMALL&MIDCAP GROWTH
                                                STRATEGIES TEAM

NATIONS SMALL COMPANY FUND(1)                   SMALL&MIDCAP GROWTH
                                                STRATEGIES TEAM

NATIONS LARGECAP INDEX FUND                     QUANTITATIVE STRATEGIES TEAM

NATIONS MIDCAP INDEX FUND                       QUANTITATIVE STRATEGIES TEAM

NATIONS SMALLCAP VALUE FUND(1)                  VALUE STRATEGIES TEAM

NATIONS SMALLCAP INDEX FUND                     QUANTITATIVE STRATEGIES TEAM

NATIONS LARGECAP ENHANCED CORE FUND             QUANTITATIVE STRATEGIES TEAM

NATIONS SHORT-TERM INCOME FUND                  FIXED INCOME MANAGEMENT TEAM

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND      FIXED INCOME MANAGEMENT TEAM

NATIONS GOVERNMENT SECURITIES FUND              FIXED INCOME MANAGEMENT TEAM

NATIONS INTERMEDIATE BOND FUND(1)               FIXED INCOME MANAGEMENT TEAM

NATIONS BOND FUND                               FIXED INCOME MANAGEMENT TEAM

NATIONS STRATEGIC INCOME FUND                   FIXED INCOME MANAGEMENT TEAM

NATIONS SHORT-TERM MUNICIPAL INCOME FUND        MUNICIPAL FIXED INCOME
                                                MANAGEMENT TEAM

NATIONS INTERMEDIATE MUNICIPAL BOND FUND        MUNICIPAL FIXED INCOME
                                                MANAGEMENT TEAM

NATIONS MUNICIPAL INCOME FUND                   MUNICIPAL FIXED INCOME
                                                MANAGEMENT TEAM

(1)THESE FUNDS DON'T HAVE THEIR OWN INVESTMENT ADVISER BECAUSE THEY INVEST IN NATIONS STRATEGIC GROWTH MASTER PORTFOLIO, NATIONS SMALL COMPANY MASTER PORTFOLIO, NATIONS SMALLCAP VALUE MASTER PORTFOLIO AND NATIONS INTERMEDIATE BOND MASTER PORTFOLIO, RESPECTIVELY. BACAP IS THE INVESTMENT ADVISER TO EACH MASTER PORTFOLIO.

Nations Funds pays BACAP an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BACAP uses part of this money to pay investment sub-advisers for the services they provide to certain Funds.

BACAP has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2004. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BACAP will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BACAP can receive, along with the actual advisory fees BACAP and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  NATIONS CONVERTIBLE SECURITIES FUND                         0.65%        0.65%



  NATIONS ASSET ALLOCATION FUND                               0.65%        0.65%



  NATIONS VALUE FUND                                          0.65%        0.65%



  NATIONS MIDCAP VALUE FUND                                   0.75%        0.75%



  NATIONS STRATEGIC GROWTH FUND(1)                            0.65%        0.65%



  NATIONS MARSICO GROWTH FUND(1)                              0.75%        0.75%



  NATIONS CAPITAL GROWTH FUND                                 0.65%        0.65%



  NATIONS MARSICO FOCUSED EQUITIES FUND(1)                    0.75%        0.75%



  NATIONS MIDCAP GROWTH FUND                                  0.65%        0.65%



  NATIONS MARSICO 21ST CENTURY FUND(1)                        0.75%        0.75%



  NATIONS SMALLCAP VALUE FUND(1)                              0.90%        0.63%



  NATIONS SMALL COMPANY FUND(1)                               0.90%        0.82%



  NATIONS GLOBAL VALUE FUND                                   0.90%        0.90%



  NATIONS INTERNATIONAL VALUE FUND(1)                         0.90%        0.84%



  NATIONS INTERNATIONAL EQUITY FUND(1)                        0.80%        0.80%



  NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND(1)         0.80%        0.49%



  NATIONS LARGECAP INDEX FUND                                 0.40%        0.06%



  NATIONS MIDCAP INDEX FUND                                   0.40%        0.05%



  NATIONS SMALLCAP INDEX FUND                                 0.40%        0.04%



  NATIONS LARGECAP ENHANCED CORE FUND                         0.40%        0.10%



  NATIONS SHORT-TERM INCOME FUND                              0.30%        0.20%



  NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND                  0.30%        0.30%



  NATIONS GOVERNMENT SECURITIES FUND                          0.50%        0.40%



  NATIONS INTERMEDIATE BOND FUND(1)                           0.40%        0.40%



  NATIONS BOND FUND                                           0.40%        0.40%



  NATIONS STRATEGIC INCOME FUND                               0.50%        0.40%



  NATIONS HIGH YIELD BOND FUND(1)                             0.55%        0.55%



  NATIONS SHORT-TERM MUNICIPAL INCOME FUND                    0.30%        0.13%



  NATIONS INTERMEDIATE MUNICIPAL BOND FUND                    0.40%        0.24%



  NATIONS MUNICIPAL INCOME FUND                               0.50%        0.33%

(1)THESE FUNDS DON'T HAVE THEIR OWN INVESTMENT ADVISER BECAUSE THEY INVEST IN NATIONS STRATEGIC GROWTH MASTER PORTFOLIO, NATIONS MARSICO GROWTH MASTER PORTFOLIO, NATIONS MARSICO FOCUSED EQUITIES MASTER PORTFOLIO, NATIONS MARSICO 21ST CENTURY MASTER PORTFOLIO, NATIONS SMALLCAP VALUE MASTER PORTFOLIO, NATIONS SMALL COMPANY MASTER PORTFOLIO, NATIONS INTERNATIONAL VALUE MASTER PORTFOLIO, NATIONS INTERNATIONAL EQUITY MASTER PORTFOLIO, NATIONS MARSICO INTERNATIONAL OPPORTUNITIES MASTER PORTFOLIO, NATIONS INTERMEDIATE BOND MASTER PORTFOLIO AND NATIONS HIGH YIELD BOND MASTER PORTFOLIO, RESPECTIVELY. BACAP IS THE INVESTMENT ADVISER TO EACH MASTER PORTFOLIO.

INVESTMENT SUB-ADVISERS

Nations Funds and BACAP engage one or more investment sub-advisers for certain Funds to make day-to-day investment decisions for the Fund. BACAP retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BACAP may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. BACAP and the Funds have applied for relief from the SEC to permit the Funds to act on many of BACAP's recommendations with approval only by the Board and not by Fund shareholders. BACAP or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BACAP and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

Nations Funds and BACAP have engaged the following sub-advisers to provide day-to-day portfolio management for certain Funds. These sub-advisers function under the supervision of BACAP and the Board of Nations Funds.

--------------------------------------------------------------------------------

MARSICO CAPITAL
MANAGEMENT, LLC

1200 17TH STREET
SUITE 1300
DENVER, COLORADO 80202

--------------------------------------------------------------------------------


MARSICO CAPITAL MANAGEMENT, LLC

Marsico Capital is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Marsico Capital is a full service investment advisory firm founded by Thomas F. Marsico in September 1997. Marsico Capital currently has approximately $20.8 billion in assets under management.

Marsico Capital is the investment sub-adviser to:

  - Nations Marsico Growth Master Portfolio

  - Nations Marsico Focused Equities Master Portfolio

  - Nations Marsico 21st Century Master Portfolio

  - Nations Marsico International Opportunities Master Portfolio

Marsico Capital is a co-investment sub-adviser to:

  - Nations International Equity Master Portfolio

THOMAS F. MARSICO, Chairman and Chief Executive Officer of Marsico Capital, is one of the co-portfolio managers of Nations Marsico Growth Master Portfolio and Nations Marsico Focused Equities Master Portfolio. Mr. Marsico was an executive vice president and portfolio manager at Janus Capital Corporation from 1988 until he formed Marsico Capital in September 1997. He has more than 20 years of experience as a securities analyst and portfolio manager.

JAMES A. HILLARY, is one of the co-portfolio managers of Nations Marsico Growth Master Portfolio and Nations Marsico Focused Equities Master Portfolio. Mr. Hillary has 14 years of experience as a securities analyst and portfolio manager and is a founding member of Marsico Capital. Prior to joining Marsico Capital in 1997, Mr. Hillary was a portfolio manager at W.H. Reaves, a New Jersey-based money management firm where he managed equity mutual funds and separate accounts. He holds a Bachelor's degree from Rutgers University and a law degree from Fordham University. Mr. Hillary is also a certified public accountant.

JAMES G. GENDELMAN, is the portfolio manager of Nations Marsico International Opportunities Master Portfolio and Marsico Capital's portion of Nations International Equity Master Portfolio. Prior to joining Marsico Capital in May 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a Bachelor's degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was an accountant for Ernst & Young from 1983 to 1985.

CORYDON J. GILCHRIST, CFA, is the portfolio manager of Nations Marsico 21st Century Master Portfolio. Prior to joining Marsico Capital in May of 2000, Mr. Gilchrist spent four years as an international portfolio manager and analyst at Invista Capital Management, where he was on a committee that managed several funds. He holds BBA and MBA degrees from the University of Iowa, and holds a CFA charter.

--------------------------------------------------------------------------------

BRANDES INVESTMENT
PARTNERS, LLC

11988 EL CAMINO REAL
SUITE 500
SAN DIEGO, CALIFORNIA 92130

--------------------------------------------------------------------------------


BRANDES INVESTMENT PARTNERS, LLC

Founded in 1974, Brandes is an investment advisory firm with 69 investment professionals who manage more than $51.8 billion in assets. Brandes uses a value-oriented approach to managing global investments, seeking to build wealth by buying high quality, undervalued stocks.

Brandes is the investment sub-adviser to Nations Global Value Fund and Nations International Value Master Portfolio. Brandes' Large Cap Investment

Committee is responsible for making the day-to-day investment decisions for the Fund and the Master Portfolio.

PERFORMANCE OF OTHER ACCOUNTS MANAGED BY BRANDES

Nations Global Value Fund commenced its operations on April 16, 2001. The tables below are designed to show you how composites of similar equity accounts managed by Brandes performed over various periods in the past.

The accounts comprising the Brandes Global Equity composite have investment objectives, policies and strategies that are substantially similar to Nations Global Value Fund. The Brandes Global Equity composite includes all accounts managed by Brandes that are substantially similar to Nations Global Value Fund.

The table below shows the returns for the Brandes Global Equity composite compared with the MSCI World Index for the periods ending March 31, 2003 and December 31 of prior years. The returns of the Brandes Global Equity composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested. The returns of the MSCI World Index assume all dividends and distributions have been reinvested.

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2003


                                                BRANDES GLOBAL EQUITY   MSCI WORLD
                                                      COMPOSITE           INDEX
  ONE YEAR                                            (30.20)%           (24.20)%



  THREE YEARS                                          (3.08)%           (18.38)%



  FIVE YEARS                                             0.76%            (5.68)%



  TEN YEARS                                             10.86%             4.84%

ANNUAL TOTAL RETURNS AS OF DECEMBER 31


                                                BRANDES GLOBAL EQUITY   MSCI WORLD
                                                      COMPOSITE           INDEX
  2002                                                 (21.00)%           (19.89)%



  2001                                                  (0.65)%           (16.82)%



  2000                                                  23.46%            (13.18)%



  1999                                                  20.92%             24.93%



  1998                                                  13.08%             24.34%



  1997                                                  28.14%             15.76%



  1996                                                  22.38%             13.48%



  1995                                                  20.81%             20.72%



  1994                                                  (2.34)%            (5.08)%



  1993                                                  39.71%             22.50%



  1992                                                  12.23%             (5.23)%



  1991                                                  37.07%             18.29%



  1990                                                 (11.79)%           (17.02)%



  1989                                                  13.04%             16.61%



  1988                                                  26.02%             23.29%



  1987                                                  (2.57)%            16.16%



  1986                                                  20.77%             41.89%



  1985                                                  35.55%             40.57%



  1984                                                   7.09%              4.72%



  1983                                                  39.91%             21.93%



  1982                                                  29.86%              9.71%



  1981                                                  13.56%             (4.78)%



  1980                                                  34.28%             25.67%




THIS INFORMATION IS DESIGNED TO DEMONSTRATE THE HISTORICAL TRACK RECORD OF BRANDES. IT DOES NOT INDICATE HOW THE FUND HAS PERFORMED OR WILL PERFORM IN THE FUTURE.

PERFORMANCE WILL VARY BASED ON MANY FACTORS, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND THE FUND'S EXPENSES. THE PERFORMANCE REFLECTED IN THE COMPOSITE HAS BEEN CALCULATED IN COMPLIANCE WITH THE AIMR PERFORMANCE PRESENTATION STANDARDS WHICH DIFFER FROM THE METHOD USED BY THE SEC.

THE BRANDES COMPOSITE INCLUDES GLOBAL EQUITY ACCOUNTS MANAGED BY BRANDES. THE ACCOUNTS DON'T PAY THE SAME EXPENSES THAT MUTUAL FUNDS PAY AND AREN'T SUBJECT TO THE DIVERSIFICATION RULES, TAX RESTRICTIONS AND INVESTMENT LIMITS UNDER THE 1940 ACT OR SUBCHAPTER M OF THE INTERNAL REVENUE CODE. RETURNS COULD HAVE BEEN LOWER IF THE COMPOSITE HAD BEEN SUBJECT TO THESE EXPENSES AND REGULATIONS. THE AGGREGATE RETURNS OF THE ACCOUNTS IN THE COMPOSITE MAY NOT REFLECT THE RETURNS OF ANY PARTICULAR ACCOUNT OF BRANDES.

--------------------------------------------------------------------------------

INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC.

1360 PEACHTREE STREET, N.E.
ATLANTA, GEORGIA 30309

--------------------------------------------------------------------------------


INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC.

INVESCO is a division of AMVESCAP PLC, a publicly traded UK financial holding company located in London. INVESCO has approximately $9.1 billion in assets under management.

INVESCO is one of the three investment sub-advisers to Nations International Equity Master Portfolio. INVESCO's International Equity Portfolio Management Team is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio.

--------------------------------------------------------------------------------

PUTNAM INVESTMENT
MANAGEMENT, LLC

ONE POST OFFICE SQUARE
BOSTON, MASSACHUSETTS 02109

--------------------------------------------------------------------------------


PUTNAM INVESTMENT MANAGEMENT, LLC

Putnam is a wholly-owned subsidiary of Putnam Investments Trust, which, except for shares held by employees, is owned by Marsh & McLennan Companies. Putnam has approximately $266 billion in assets under management.

Putnam is one of three investment sub-advisers to Nations International Equity Master Portfolio. Putnam's Core International Equity Group is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio.

--------------------------------------------------------------------------------

MACKAY SHIELDS LLC

9 WEST 57TH STREET
NEW YORK, NEW YORK 10019

--------------------------------------------------------------------------------


MACKAY SHIELDS LLC

Founded in 1938, MacKay Shields is an independently-managed, wholly-owned subsidiary of New York Life Insurance Company. The firm's 63 investment professionals manage more than $32 billion in assets, including over $10.5 billion in high yield assets.

MacKay Shields' High Yield Portfolio Management Team is responsible for making the day-to-day decisions for Nations High Yield Bond Master Portfolio.

PRIOR PERFORMANCE OF OTHER HIGH YIELD ACCOUNTS MANAGED BY MACKAY SHIELDS

Nations High Yield Bond Fund commenced its operations on February 14, 2000. The table below is designed to show you how a composite of similar high yield accounts managed by MacKay Shields performed over various time periods in the past.

The accounts comprising the MacKay Shields composite have investment objectives, policies and strategies that are substantially similar to those of Nations High Yield Bond Master Portfolio.

The table below shows the returns for the MacKay Shields composite compared with the CSFB Global High Yield Index for the periods ending December 31, 2002. The returns of the MacKay Shields composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002


                                                                        CSFB
                                                 MACKAY SHIELDS   GLOBAL HIGH YIELD
                                                   COMPOSITE            INDEX
  ONE YEAR                                            2.8%              3.10%



  THREE YEARS                                         2.4%              1.11%



  FIVE YEARS                                          4.5%              1.43%



  TEN YEARS                                          10.2%              6.51%

ANNUAL TOTAL RETURNS AS OF DECEMBER 31


                                                                        CSFB
                                                 MACKAY SHIELDS   GLOBAL HIGH YIELD
                                                   COMPOSITE            INDEX
  2002                                                2.8%              3.1%



  2001                                                8.6%              5.7%



  2000                                               (3.9)%            (5.2)%



  1999                                               10.7%              3.3%



  1998                                                5.0%              0.6%



  1997                                               15.9%             12.6%



  1996                                               19.6%             12.4%



  1995                                               21.2%             17.4%



  1994                                                2.6%             (1.0)%



  1993                                               23.1%             18.9%



  1992                                               23.4%             16.7%



  1991 (SINCE 7/1/91)                                12.8%             12.9%

THIS INFORMATION IS DESIGNED TO DEMONSTRATE THE HISTORICAL TRACK RECORD OF MACKAY SHIELDS. IT DOES NOT INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

PERFORMANCE WILL VARY BASED ON MANY FACTORS, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND THE FUND'S FEES AND EXPENSES.

THE MACKAY SHIELDS COMPOSITE INCLUDES ALL HIGH YIELD ACCOUNTS MANAGED BY MACKAY SHIELDS. THE ACCOUNTS DON'T PAY THE SAME EXPENSES THAT MUTUAL FUNDS PAY AND AREN'T SUBJECT TO THE DIVERSIFICATION RULES, TAX RESTRICTIONS AND INVESTMENT LIMITS UNDER THE 1940 ACT OR SUBCHAPTER M OF THE INTERNAL REVENUE CODE. RETURNS COULD HAVE BEEN LOWER IF THE COMPOSITE HAD BEEN SUBJECT TO THESE EXPENSES AND REGULATIONS AND REFLECTED A DEDUCTION FOR INVESTMENT ADVISORY FEES. PERFORMANCE IS EXPRESSED IN U.S. DOLLARS. THE AGGREGATE RETURNS OF THE ACCOUNTS IN THE COMPOSITE MAY NOT REFLECT THE RETURNS OF ANY PARTICULAR ACCOUNT OF MACKAY SHIELDS.

--------------------------------------------------------------------------------

BACAP DISTRIBUTORS, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO REFERRED TO AS A SELLING OR SERVICING AGENT. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Funds are distributed by BACAP Distributors, LLC (BACAP Distributors), a registered broker/dealer.

BACAP Distributors is also administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay BACAP Distributors a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds and is paid monthly, as follows:

  STOCK FUNDS (ALSO NATIONS HIGH YIELD BOND FUND)               0.23%



  INTERNATIONAL/GLOBAL STOCK FUNDS                              0.22%



  INDEX FUNDS                                                   0.23%



  GOVERNMENT & CORPORATE BOND FUNDS
    (EXCEPT NATIONS HIGH YIELD BOND FUND)                       0.22%



  MUNICIPAL BOND FUNDS                                          0.22%

BACAP and BACAP Distributors may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

--------------------------------------------------------------------------------

PFPC INC.

400 BELLEVUE PARKWAY
WILMINGTON, DELAWARE 19809

--------------------------------------------------------------------------------


PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares
(BUYING, SELLING AND EXCHANGING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Primary A Shares of the Funds. Here are some general rules about this class of shares:

  - Primary A Shares are available to certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they act as a fiduciary, agent or custodian. These include:

     - Bank of America and certain of its affiliates

     - certain other financial institutions and intermediaries, including financial planners and investment advisers

     - institutional investors

     - charitable foundations

     - endowments

     - other Funds in Nations Funds Family

  - The minimum initial investment is $250,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Primary A Shares.

  - There is no minimum amount for additional investments.

  - There are no sales charges for buying, selling or exchanging these shares.

You'll find more information about buying, selling and exchanging Primary A Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions, or you need help placing an order.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, or the value of a security has been materially affected by events occurring after a foreign exchange closes, we'll base the price of a security on its fair value. When a Fund uses fair value to price securities it may value those securities higher or lower than another fund that uses market quotations to price the same securities. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a Fund could change on days when Fund shares may not be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF REDEMPTION FEES.

YOU SHOULD TELL YOUR INVESTMENT PROFESSIONAL THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


REDEMPTION FEES

The International/Global Stock Funds may assess, subject to exceptions described below, a 2.00% redemption fee on the proceeds of Fund shares that are purchased after August 1, 2002 and are redeemed (either by selling shares or exchanging into another Fund) within 90 days of their purchase. The redemption fee is paid to the Fund, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Funds. The redemption fee is imposed to the extent that Fund shares redeemed exceed Fund shares that have been held more than 90 days. For shares of the Funds acquired by exchange, the holding period prior to the exchange will not be considered in determining whether to apply the redemption fee. You won't pay a redemption fee on the following transactions:

  - shares sold following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the tax code)) of a shareholder, including a registered joint owner

  - distribution from certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

  - the following retirement plan distributions:

     - lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy"
       plan)

     - distributions from an IRA or Custodial Account under Section 403(b)(7) of the tax code, following attainment of age 59 1/2

     - a tax-free return of an excess contribution to an IRA

     - distributions from a qualified retirement plan that aren't subject to the 10% additional federal withdrawal tax under Section 72(t)(2) of the tax code

  - payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

  - shares sold under our right to liquidate a shareholder's account including instances where the aggregate net asset value of Primary A Shares held in the account is less than the minimum account size

  - shares redeemed from accounts where by agreement with Nations Funds short-term trading activity is permitted, including shares sold as part of an automatic rebalancing within an asset allocation program

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Primary A Shares at net asset value per share.

        - If we don't receive payment within three business days of receiving an order, we'll refuse the order. We'll return any payment received for orders that we refuse.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

        - Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.


(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We normally send the sale proceeds by Fedwire within three business days after BACAP Distributors, PFPC or their agents receive your order.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

        - The International/Global Stock Funds may assess a 2.00% redemption fee on the proceeds of Fund shares that are purchased after August 1, 2002 and are redeemed (either by selling shares or exchanging into another
          Fund) within 90 days of their purchase. Please see ABOUT YOUR INVESTMENT -- BUYING, SELLING AND EXCHANGING SHARES -- REDEMPTION FEES for details.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you

        - under certain other circumstances allowed under the 1940 Act

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(EXCHANGING SHARES EXCHANGING SHARES
  GRAPHIC)

      You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - You can exchange Primary A Shares of a Fund for Primary A Shares of any other Nations Fund. In some cases, the only Money Market Fund option is Trust Class Shares of Nations Money Market Funds.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - The interests of a Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." The exchange privilege is not intended as a vehicle for market timing. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. When BACAP Distributors believes frequent trading would have a disruptive effect on a Fund's ability to manage its investments, a Fund may reject purchase orders and exchanges into a Fund by any person, group or account that is believed to be a market timer.

        - The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise promote the best interests of the Funds, the International/Global Stock Funds may assess a 2.00% redemption fee on the proceeds of Fund shares that are purchased after August 1, 2002 and are redeemed (either by selling shares or exchanging into another Fund) within 90 days of their purchase. Please see ABOUT YOUR INVESTMENT -- BUYING, SELLING AND EXCHANGING SHARES -- REDEMPTION FEES for details.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

Distributions and taxes

(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

All of the Funds distribute any net realized capital gain at least once a year. Normally, each Fund will declare and pay distributions of net investment income as indicated in the table below. The Funds may, however, declare and pay distributions of net investment income more frequently. If a Fund purchases zero-coupon bonds at a price less than a bond's principal amount (referred to as original issue discount, or OID), the Fund will generally be required to include a portion of the OID in its annual ordinary income, and make distributions to shareholders representing such OID, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. The Fund may be required to sell securities held by the Fund to obtain the cash required to pay such distributions.

                                              FREQUENCY OF           FREQUENCY OF
                                             DECLARATION OF           PAYMENT OF
  FUND                                    INCOME DISTRIBUTIONS   INCOME DISTRIBUTIONS
  NATIONS CONVERTIBLE SECURITIES FUND          QUARTERLY              QUARTERLY



  NATIONS ASSET ALLOCATION FUND                QUARTERLY              QUARTERLY



  NATIONS VALUE FUND                           QUARTERLY              QUARTERLY



  NATIONS MIDCAP VALUE FUND                    QUARTERLY              QUARTERLY



  NATIONS STRATEGIC GROWTH FUND                 ANNUALLY               ANNUALLY



  NATIONS MARSICO GROWTH FUND                   ANNUALLY               ANNUALLY



  NATIONS CAPITAL GROWTH FUND                   ANNUALLY               ANNUALLY



  NATIONS MARSICO FOCUSED EQUITIES FUND         ANNUALLY               ANNUALLY



  NATIONS MIDCAP GROWTH FUND                    ANNUALLY               ANNUALLY



  NATIONS MARSICO 21ST CENTURY FUND             ANNUALLY               ANNUALLY



  NATIONS SMALLCAP VALUE FUND                   ANNUALLY               ANNUALLY



  NATIONS SMALL COMPANY FUND                    ANNUALLY               ANNUALLY



  NATIONS GLOBAL VALUE FUND                     ANNUALLY               ANNUALLY



  NATIONS INTERNATIONAL VALUE FUND              ANNUALLY               ANNUALLY



  NATIONS INTERNATIONAL EQUITY FUND             ANNUALLY               ANNUALLY



  NATIONS MARSICO INTERNATIONAL
    OPPORTUNITIES FUND                          ANNUALLY               ANNUALLY



  NATIONS LARGECAP INDEX FUND                   ANNUALLY               ANNUALLY



  NATIONS MIDCAP INDEX FUND                     ANNUALLY               ANNUALLY



  NATIONS SMALLCAP INDEX FUND                   ANNUALLY               ANNUALLY



  NATIONS LARGECAP ENHANCED CORE FUND           ANNUALLY               ANNUALLY



  NATIONS SHORT-TERM INCOME FUND                   DAILY                MONTHLY



  NATIONS SHORT-INTERMEDIATE GOVERNMENT
    FUND                                           DAILY                MONTHLY



  NATIONS GOVERNMENT SECURITIES FUND               DAILY                MONTHLY



  NATIONS INTERMEDIATE BOND FUND                 MONTHLY                MONTHLY



  NATIONS BOND FUND                                DAILY                MONTHLY



  NATIONS STRATEGIC INCOME FUND                    DAILY                MONTHLY



  NATIONS HIGH YIELD BOND FUND                   MONTHLY                MONTHLY



  NATIONS SHORT-TERM MUNICIPAL INCOME
    FUND                                           DAILY                MONTHLY



  NATIONS INTERMEDIATE MUNICIPAL BOND
    FUND                                           DAILY                MONTHLY



  NATIONS MUNICIPAL INCOME FUND                    DAILY                MONTHLY

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.321.7854.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and realizes and distributes the gain. This distribution is also subject to tax. The Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and net short-term capital gain generally are taxable to you as ordinary income. Distributions that come from net long-term capital gain generally are taxable to you as long-term capital gain.

Under recent changes to the tax code, an individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges on or after May 6, 2003. Also, if you're an individual Fund shareholder, your distributions attributable to dividends received by the Fund from U.S. and certain foreign corporations after December 31, 2002 generally will be treated as net long-term capital gain, as long as certain holding period requirements are met by you for your Fund shares and the Fund for its stock producing such dividends. A portion of such distributions to corporate shareholders may qualify for the dividends-received deduction.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

MUNICIPAL BOND FUNDS

Distributions that come from a Municipal Bond Fund's tax-exempt interest income are generally free from federal income tax, but may be subject to state, local and other taxes. All or a portion of these distributions may also be subject to alternative minimum taxes.

Any distributions that come from taxable income or realized capital gain are generally subject to tax. Distributions that come from taxable interest income and any net short-term capital gain generally are taxable to you as ordinary income. Distributions of net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Corporate shareholders will not be able to deduct any distributions from these Funds when determining their taxable income.

FOREIGN TAXES

Mutual funds that maintain most of their portfolio in foreign securities -- like the International/Global Stock Funds -- have special tax considerations. If more than half of the Fund's assets consist of foreign securities for a taxable year and the Fund makes a special election for the taxable year, you'll generally be required to:

  - include in your gross income your proportional amount of foreign income taxes paid by the fund

  - treat this amount as foreign income taxes you paid directly

  - either deduct this amount when calculating your income, or subject to certain conditions and limitations, claim this amount as a foreign tax credit against your federal income tax liability

In general, if you are an individual, each year you can claim up to $300 ($600 if you're filing jointly) of foreign income taxes paid (or deemed paid) by you as a foreign tax credit against your federal income tax liability.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested. Financial highlights for Primary A Shares of Nations SmallCap Value Fund are not provided because this class of shares had not yet commenced operations during the period indicated.

This information, except as noted below, has been audited by PricewaterhouseCoopers LLP. The financial highlights of Nations International Value Fund for the period ended May 15, 1998 were audited by other independent accountants. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS CONVERTIBLE SECURITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED               YEAR ENDED               YEAR ENDED
  PRIMARY A SHARES                               03/31/03#                03/31/02#                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of period            $16.03                   $16.05                   $22.18
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.51                     0.59                     0.51
  Net realized and unrealized gain/(loss)
    on investments                                (2.27)                     --                     (2.00)
  Net increase/(decrease) in net asset
    value from operations                         (1.76)                    0.59                    (1.49)
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.50)                   (0.56)                   (0.60)
  Distributions from net realized capital
    gains                                           --                     (0.05)                   (4.04)
  Total dividends and distributions               (0.50)                   (0.61)                   (4.64)
  Net asset value, end of period                  $13.77                   $16.03                   $16.05
  TOTAL RETURN++                                 (11.01)%                   3.74%                   (7.59)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $523,271                 $236,202                  $75,627
  Ratio of operating expenses to average
    net assets                                  0.97%(a)(b)              1.00%(a)(b)              0.99%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                          3.59%                    3.78%                    3.08%
  Portfolio turnover rate                           57%                      50%                      73%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.97%(a)                 1.00%(a)                 1.00%(a)

                                                PERIOD ENDED
  PRIMARY A SHARES                               03/31/00*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period             $18.15
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                      0.42
  Net realized and unrealized gain/(loss)
    on investments                                  5.52
  Net increase/(decrease) in net asset
    value from operations                           5.94
  LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.50)
  Distributions from net realized capital
    gains                                          (1.41)
  Total dividends and distributions                (1.91)
  Net asset value, end of period                   $22.18
  TOTAL RETURN++                                   35.21%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)             $13,688
  Ratio of operating expenses to average
    net assets                                    0.97%+(b)
  Ratio of net investment income/(loss)
    to average net assets                          2.21%+
  Portfolio turnover rate                            65%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                         0.98%+

* Nations Convertible Securities Fund Primary A Shares commenced operations on May 21, 1999.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS ASSET ALLOCATION FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED               YEAR ENDED               YEAR ENDED
  PRIMARY A SHARES                               03/31/03#                03/31/02#                03/31/01#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period            $19.93                   $20.32                   $24.35
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.32                     0.44                     0.57
  Net realized and unrealized gain/(loss)
    on investments                                (3.49)                   (0.39)                   (2.84)
  Net increase/(decrease) in net asset
    value from operations                         (3.17)                    0.05                    (2.27)
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.34)                   (0.41)                   (0.55)
  Distributions from net realized capital
    gains                                           --                     (0.03)                   (1.21)
  Total dividends and distributions               (0.34)                   (0.44)                   (1.76)
  Net asset value, end of period                  $16.42                   $19.93                   $20.32
  TOTAL RETURN++                                 (15.96)%                   0.26%                   (9.83)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $35,514                  $40,287                  $12,847
  Ratio of operating expenses to average
    net assets                                  1.04%(a)(b)               1.03%(a)                0.98%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                          1.85%                    2.10%                    2.45%
  Portfolio turnover rate                          315%                     226%                      88%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.04%(a)                 1.03%(a)                 1.00%(a)

                                                PERIOD ENDED
  PRIMARY A SHARES                               03/31/00*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period             $23.06
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                      0.49
  Net realized and unrealized gain/(loss)
    on investments                                  1.93
  Net increase/(decrease) in net asset
    value from operations                           2.42
  LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.41)
  Distributions from net realized capital
    gains                                          (0.72)
  Total dividends and distributions                (1.13)
  Net asset value, end of period                   $24.35
  TOTAL RETURN++                                   10.88%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)             $15,532
  Ratio of operating expenses to average
    net assets                                  0.95%+(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                          1.85%+
  Portfolio turnover rate                            84%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.02%+(a)

* Nations Asset Allocation Fund Primary A Shares commenced operations on May 21, 1999.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  PRIMARY A SHARES                             03/31/03#            03/31/02#            03/31/01             03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.96               $12.39               $16.24               $18.16
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.14                 0.12                 0.17                 0.11
  Net realized and unrealized gain/(loss)
    on investments                              (3.31)                0.58                (0.42)               (0.06)
  Net increase/(decrease) in net asset
    value from operations                       (3.17)                0.70                (0.25)                0.05
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.13)               (0.10)               (0.18)               (0.11)
  Distributions from net realized capital
    gains                                       (0.18)               (1.03)               (3.42)               (1.86)
  Total dividends and distributions             (0.31)               (1.13)               (3.60)               (1.97)
  Net asset value, end of year                   $8.48               $11.96               $12.39               $16.24
  TOTAL RETURN++                               (26.95)%               5.64%               (1.97)%              (0.16)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $451,815             $513,206             $844,432            $1,290,572
  Ratio of operating expenses to average
    net assets                                 0.97%(a)            0.95%(a)(b)          0.94%(a)(b)          0.93%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                        1.43%                1.02%                1.28%                0.65%
  Portfolio turnover rate                         75%                 135%                 181%                  95%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.97%(a)             0.95%(a)             0.94%(a)             0.93%(a)

                                               YEAR ENDED
  PRIMARY A SHARES                              03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $19.92
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.13
  Net realized and unrealized gain/(loss)
    on investments                                0.64
  Net increase/(decrease) in net asset
    value from operations                         0.77
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.14)
  Distributions from net realized capital
    gains                                        (2.39)
  Total dividends and distributions              (2.53)
  Net asset value, end of year                   $18.16
  TOTAL RETURN++                                  4.15%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $1,939,704
  Ratio of operating expenses to average
    net assets                                 0.94%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                         0.76%
  Portfolio turnover rate                          38%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.94%(a)

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MIDCAP VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                            YEAR ENDED
  PRIMARY A SHARES                                           03/31/03#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                        $11.32
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                 0.10
  Net realized and unrealized gain/(loss)
    on investments                                            (2.61)
  Net increase/(decrease) in net asset
    value from operations                                     (2.51)
  LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.07)
  Distributions from net realized capital
    gains                                                     (0.02)
  Total dividends and distributions                           (0.09)
  Net asset value, end of period                               $8.72
  TOTAL RETURN++                                             (22.27)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                       $294,087
  Ratio of operating expenses to average
    net assets                                               1.16%(a)
  Ratio of net investment income/(loss)
    to average net assets                                      1.11%
  Portfolio turnover rate                                       98%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                   1.16%(a)

                                                            PERIOD ENDED
  PRIMARY A SHARES                                           03/31/02*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                         $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                  0.06
  Net realized and unrealized gain/(loss)
    on investments                                              1.30
  Net increase/(decrease) in net asset
    value from operations                                       1.36
  LESS DISTRIBUTIONS:
  Dividends from net investment income                         (0.04)
  Distributions from net realized capital
    gains                                                        --
  Total dividends and distributions                            (0.04)
  Net asset value, end of period                               $11.32
  TOTAL RETURN++                                               13.63%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                         $98,888
  Ratio of operating expenses to average
    net assets                                                1.25%+(a)
  Ratio of net investment income/(loss)
    to average net assets                                      0.64%+
  Portfolio turnover rate                                        19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                    2.03%+(a)

* Nations MidCap Value Fund Primary A Shares commenced operations on November 20, 2001.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS STRATEGIC GROWTH FUND**

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
  PRIMARY A SHARES                            03/31/03#           03/31/02#            03/31/01           03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $12.35              $12.47              $17.03              $13.86
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.07                0.02               (0.01)              (0.02)
  Net realized and unrealized gain/(loss)
    on investments                              (3.59)              (0.12)              (4.51)               3.39
  Net increase/(decrease) in net asset
    value from operations                       (3.52)              (0.10)              (4.52)               3.37
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.05)              (0.02)              (0.01)                --
  Distributions from net realized capital
    gains                                         --                  --                (0.03)              (0.20)
  Total dividends and distributions             (0.05)              (0.02)              (0.04)              (0.20)
  Net asset value, end of period                $8.78               $12.35              $12.47              $17.03
  TOTAL RETURN++                               (28.55)%            (0.83)%             (26.62)%             24.63%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)        $1,393,260          $1,230,030          $1,182,028           $860,124
  Ratio of operating expenses to average
    net assets                                  0.94%              0.94%(a)          0.94%(a)(b)            0.97%
  Ratio of net investment income/(loss)
    to average net assets                       0.69%               0.20%              (0.09)%             (0.10)%
  Portfolio turnover rate                       15%###               71%                 56%                 23%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.94%              0.94%(a)            0.94%(a)             0.97%

                                              PERIOD ENDED
  PRIMARY A SHARES                             03/31/99*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.00##
  Net realized and unrealized gain/(loss)
    on investments                                3.87
  Net increase/(decrease) in net asset
    value from operations                         3.87
  LESS DISTRIBUTIONS:
  Dividends from net investment income             --
  Distributions from net realized capital
    gains                                        (0.01)
  Total dividends and distributions              (0.01)
  Net asset value, end of period                 $13.86
  TOTAL RETURN++                                 38.65%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $266,823
  Ratio of operating expenses to average
    net assets                                 1.07%+(a)
  Ratio of net investment income/(loss)
    to average net assets                       (0.03)%+
  Portfolio turnover rate                         34%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.07%+(a)

* Nations Strategic Growth Fund Primary A Shares commenced operations on October 2, 1998.
** The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations Strategic Growth Master Portfolio.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
### Amount represents results prior to conversion to a master-feeder structure on May 13, 2002.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MARSICO GROWTH FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  PRIMARY A SHARES                             03/31/03#            03/31/02#            03/31/01             03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $14.79               $14.91               $21.61               $14.91
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.05)               (0.06)               (0.01)               (0.07)
  Net realized and unrealized gain/(loss)
    on investments                              (2.79)               (0.06)               (6.53)                6.81
  Net increase/(decrease) in net asset
    value from operations                       (2.84)               (0.12)               (6.54)                6.74
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                         --                   --                 (0.16)               (0.04)
  Net asset value, end of year                  $11.95               $14.79               $14.91               $21.61
  TOTAL RETURN++                               (19.20)%              (0.80)%             (30.42)%              45.33%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $106,436              $58,752              $80,526             $113,028
  Ratio of operating expenses to average
    net assets                                   1.17%                1.14%                1.10%              1.23%(a)
  Ratio of net investment income/(loss)
    to average net assets                       (0.37)%              (0.39)%              (0.03)%              (0.37)%
  Portfolio turnover rate                         --                   --                   --                 55%(b)
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.17%                1.14%                1.10%              1.23%(a)

                                               YEAR ENDED
  PRIMARY A SHARES                              03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $12.03
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.00##
  Net realized and unrealized gain/(loss)
    on investments                                2.89
  Net increase/(decrease) in net asset
    value from operations                         2.89
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                        (0.01)
  Net asset value, end of year                   $14.91
  TOTAL RETURN++                                 24.05%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $52,229
  Ratio of operating expenses to average
    net assets                                  1.25%(a)
  Ratio of net investment income/(loss)
    to average net assets                         0.05%
  Portfolio turnover rate                         150%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.25%(a)

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations Marsico Growth Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) Amount represents results prior to conversion to a master-feeder structure.

NATIONS CAPITAL GROWTH FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  PRIMARY A SHARES                             03/31/03#            03/31/02#            03/31/01             03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $7.81                $8.30               $14.59               $12.05
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.01                (0.01)               (0.03)               (0.05)
  Net realized and unrealized gain/(loss)
    on investments                              (2.21)               (0.22)               (3.90)                3.47
  Net increase/(decrease) in net asset
    value from operations                       (2.20)               (0.23)               (3.93)                3.42
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                         --                 (0.26)               (2.36)               (0.88)
  Net asset value, end of year                   $5.61                $7.81                $8.30               $14.59
  TOTAL RETURN++                               (28.17)%              (3.31)%             (30.69)%              29.90%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $158,017             $302,843             $531,657             $816,371
  Ratio of operating expenses to average
    net assets                                1.01%(a)(b)          0.97%(a)(b)          0.95%(a)(b)          0.96%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                        0.13%               (0.12)%              (0.28)%              (0.38)%
  Portfolio turnover rate                        178%                  65%                  96%                  39%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.01%(a)             0.97%(a)             0.95%(a)             0.96%(a)

                                               YEAR ENDED
  PRIMARY A SHARES                              03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $13.30
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.00##
  Net realized and unrealized gain/(loss)
    on investments                                1.59
  Net increase/(decrease) in net asset
    value from operations                         1.59
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                        (2.84)
  Net asset value, end of year                   $12.05
  TOTAL RETURN++                                 14.99%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $737,620
  Ratio of operating expenses to average
    net assets                                  0.96%(a)
  Ratio of net investment income/(loss)
    to average net assets                        (0.04)%
  Portfolio turnover rate                          39%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.96%(a)

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MARSICO FOCUSED EQUITIES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
FUND*

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  PRIMARY A SHARES                             03/31/03#            03/31/02#            03/31/01             03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $15.87               $15.37               $22.59               $16.69
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.05)               (0.05)               (0.01)               (0.01)
  Net realized and unrealized gain/(loss)
    on investments                              (3.01)                0.55                (7.13)                6.14
  Net increase/(decrease) in net asset
    value from operations                       (3.06)                0.50                (7.14)                6.13
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                         --                   --                 (0.08)               (0.23)
  Net asset value, end of year                  $12.81               $15.87               $15.37               $22.59
  TOTAL RETURN++                               (19.28)%               3.25%              (31.67)%              37.13%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $384,706             $346,435             $354,798             $326,745
  Ratio of operating expenses to average
    net assets                                   1.12%                1.11%                1.09%              1.16%(a)
  Ratio of net investment income/(loss)
    to average net assets                       (0.35)%              (0.33)%              (0.05)%              (0.35)%
  Portfolio turnover rate                         --                   --                   --                 53%(b)
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.12%                1.11%                1.09%              1.16%(a)

                                               YEAR ENDED
  PRIMARY A SHARES                              03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $12.13
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.01)
  Net realized and unrealized gain/(loss)
    on investments                                4.58
  Net increase/(decrease) in net asset
    value from operations                         4.57
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                        (0.01)
  Net asset value, end of year                   $16.69
  TOTAL RETURN++                                 37.73%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $105,458
  Ratio of operating expenses to average
    net assets                                  1.06%(a)
  Ratio of net investment income/(loss)
    to average net assets                         0.05%
  Portfolio turnover rate                         177%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.06%(a)

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations Focused Equities Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was 0.01%.
(b) Amount represents results prior to conversion to a master-feeder structure.

NATIONS MIDCAP GROWTH FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  PRIMARY A SHARES                             03/31/03#            03/31/02#            03/31/01             03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $13.21               $14.63               $22.41               $13.31
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.04)               (0.05)               (0.03)               (0.07)
  Net realized and unrealized gain/(loss)
    on investments                              (4.51)               (1.37)               (4.02)                9.81
  Net increase/(decrease) in net asset
    value from operations                       (4.55)               (1.42)               (4.05)                9.74
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                         --                   --                 (3.73)               (0.64)
  Net asset value, end of year                   $8.66               $13.21               $14.63               $22.41
  TOTAL RETURN++                               (34.44)%              (9.71)%             (20.67)%              75.34%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $402,987             $547,514             $388,152             $281,951
  Ratio of operating expenses to average
    net assets                                0.97%(a)(b)          0.97%(a)(b)           0.98%(a)            1.00%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                       (0.45)%              (0.39)%              (0.27)%              (0.45)%
  Portfolio turnover rate                         58%                  39%                  39%                  46%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.97%(a)             0.97%(a)             0.98%(a)             1.00%(a)

                                               YEAR ENDED
  PRIMARY A SHARES                              03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $16.56
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.04)
  Net realized and unrealized gain/(loss)
    on investments                               (0.94)
  Net increase/(decrease) in net asset
    value from operations                        (0.98)
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                        (2.27)
  Net asset value, end of year                   $13.31
  TOTAL RETURN++                                 (7.21)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $177,861
  Ratio of operating expenses to average
    net assets                                 0.98%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                        (0.29)%
  Portfolio turnover rate                          43%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.98%(a)

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MARSICO 21ST CENTURY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED                      YEAR ENDED
  PRIMARY A SHARES                                  03/31/03#                       03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                $7.10                           $6.99
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                        (0.05)                          (0.05)
  Net realized and unrealized gain/(loss)
    on investments                                    (0.81)                           0.16
  Net increase/(decrease) in net asset
    value from operations                             (0.86)                           0.11
  Net asset value, end of period                      $6.24                           $7.10
  TOTAL RETURN++                                     (12.11)%                         1.57%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                $3,543                          $3,356
  Ratio of operating expenses to average
    net assets                                     1.45%(a)(b)                       1.37%(a)
  Ratio of net investment income/(loss)
    to average net assets                            (0.81)%                         (0.72)%
  Portfolio turnover rate                              308%                            419%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                           1.46%(a)                        1.37%(a)

                                                    PERIOD ENDED
  PRIMARY A SHARES                                   03/31/01*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                 $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                         (0.03)
  Net realized and unrealized gain/(loss)
    on investments                                     (2.98)
  Net increase/(decrease) in net asset
    value from operations                              (3.01)
  Net asset value, end of period                       $6.99
  TOTAL RETURN++                                      (30.10)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                 $5,686
  Ratio of operating expenses to average
    net assets                                         1.35%+
  Ratio of net investment income/(loss)
    to average net assets                             (0.41)%+
  Portfolio turnover rate                               426%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                             1.35%+

* Nations Marsico 21st Century Fund Primary A Shares commenced operations on April 10, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS SMALLCAP VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                                  PERIOD ENDED
  PRIMARY A SHARES                                                 03/31/03*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                               $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                        0.03
  Net realized and unrealized gain/(loss)
    on investments                                                   (2.28)
  Net increase/(decrease) in net asset
    value from operations                                            (2.25)
  LESS DISTRIBUTIONS:
  Dividends from net investment income                               (0.02)
  Net asset value, end of period                                     $7.73
  TOTAL RETURN++                                                    (22.50)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                              $70,168
  Ratio of operating expenses to average
    net assets                                                     1.30%+(a)
  Ratio of net investment income/(loss)
    to average net assets                                            0.45%+
  Portfolio turnover rate                                             89%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                         1.57%+(a)

* Nations SmallCap Value Primary A Shares commenced operations on May 1, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS SMALL COMPANY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  PRIMARY A SHARES                             03/31/03#            03/31/02#            03/31/01             03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $15.07               $13.69               $22.66               $11.50
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.07)               (0.07)               (0.10)               (0.10)
  Net realized and unrealized gain/(loss)
    on investments                              (4.86)                1.45                (6.67)                11.29
  Net increase/(decrease) in net asset
    value from operations                       (4.93)                1.38                (6.77)                11.19
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                         --                   --                 (2.20)               (0.03)
  Net asset value, end of year                  $10.14               $15.07               $13.69               $22.66
  TOTAL RETURN++                               (32.71)%              10.08%              (31.86)%              97.46%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $410,198             $572,820             $477,246             $647,825
  Ratio of operating expenses to average
    net assets                                1.15%(a)(b)          1.15%(a)(b)          1.15%(a)(b)          1.13%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                       (0.61)%              (0.48)%              (0.52)%              (0.65)%
  Portfolio turnover rate                         44%                  35%                  48%                  63%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.23%(a)             1.21%(a)             1.20%(a)             1.22%(a)

                                               YEAR ENDED
  PRIMARY A SHARES                              03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $15.79
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.05)
  Net realized and unrealized gain/(loss)
    on investments                               (3.11)
  Net increase/(decrease) in net asset
    value from operations                        (3.16)
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                        (1.13)
  Net asset value, end of year                   $11.50
  TOTAL RETURN++                                (21.05)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $327,981
  Ratio of operating expenses to average
    net assets                                  0.95%(a)
  Ratio of net investment income/(loss)
    to average net assets                        (0.42)%
  Portfolio turnover rate                          87%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.22%(a)

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS GLOBAL VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                            YEAR ENDED
  PRIMARY A SHARES                                           03/31/03#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                        $10.50
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                 0.07
  Net realized and unrealized gain/(loss)
    on investments                                            (3.16)
  Net increase/(decrease) in net asset
    value from operations                                     (3.09)
  LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.04)
  Distributions from net realized capital
    gains                                                     (0.16)
  Total dividends and distributions                           (0.20)
  Net asset value, end of period                               $7.21
  TOTAL RETURN++                                             (29.77)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                        $57,373
  Ratio of operating expenses to average
    net assets                                                 1.40%
  Ratio of net investment income/(loss)
    to average net assets                                      0.87%
  Portfolio turnover rate                                       15%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                     1.40%

                                                            PERIOD ENDED
  PRIMARY A SHARES                                           03/31/02*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                         $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                  0.06
  Net realized and unrealized gain/(loss)
    on investments                                              0.47
  Net increase/(decrease) in net asset
    value from operations                                       0.53
  LESS DISTRIBUTIONS:
  Dividends from net investment income                         (0.01)
  Distributions from net realized capital
    gains                                                      (0.02)
  Total dividends and distributions                            (0.03)
  Net asset value, end of period                               $10.50
  TOTAL RETURN++                                                5.24%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                         $49,246
  Ratio of operating expenses to average
    net assets                                                1.40%+(a)
  Ratio of net investment income/(loss)
    to average net assets                                      0.66%+
  Portfolio turnover rate                                        19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                    1.63%+(a)

* Nations Global Value Fund Primary A Shares commenced operations on April 16, 2001.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS INTERNATIONAL VALUE FUND**

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                             YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED       PERIOD ENDED
  PRIMARY A SHARES                           03/31/03#         03/31/02#          03/31/01         03/31/00#         03/31/99*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period         $16.67            $17.30            $18.78            $14.45            $15.53
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.16              0.22              0.32              0.37              0.16
  Net realized and unrealized gain/(loss)
    on investments                             (4.92)            (0.29)            (0.39)             4.73              0.28
  Net increase/(decrease) in net asset
    value from operations                      (4.76)            (0.07)            (0.07)             5.10              0.44
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.17)            (0.20)            (0.21)            (0.28)            (0.18)
  Distributions from net realized capital
    gains                                      (0.09)            (0.36)            (1.20)            (0.49)            (1.34)
  Total dividends and distributions            (0.26)            (0.56)            (1.41)            (0.77)            (1.52)
  Net asset value, end of period               $11.65            $16.67            $17.30            $18.78            $14.45
  TOTAL RETURN++                              (28.81)%          (0.18)%           (0.50)%            36.03%            1.48%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)       $1,614,750        $2,059,558        $1,163,899         $600,589          $142,546
  Ratio of operating expenses to average
    net assets                                 1.17%             1.19%             1.13%            1.24%(a)           1.30%+
  Ratio of net investment income/(loss)
    to average net assets                      1.16%             1.36%             1.89%             2.11%             1.36%+
  Portfolio turnover rate                        --                --                --              12%(b)             44%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.23%             1.23%             1.23%            1.34%(a)           1.39%+

                                             PERIOD FROM
                                             11/30/97 TO
  PRIMARY A SHARES                            05/15/98*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $13.17
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.09
  Net realized and unrealized gain/(loss)
    on investments                               2.56
  Net increase/(decrease) in net asset
    value from operations                        2.65
  LESS DISTRIBUTIONS:
  Dividends from net investment income            --
  Distributions from net realized capital
    gains                                       (0.29)
  Total dividends and distributions             (0.29)
  Net asset value, end of period                $15.53
  TOTAL RETURN++                                20.54%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $119,412
  Ratio of operating expenses to average
    net assets                                  1.25%+
  Ratio of net investment income/(loss)
    to average net assets                       2.06%+
  Portfolio turnover rate                        88%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.26%+

* The financial information for the fiscal periods through May 22, 1998 reflect the financial information for the Emerald International Equity Fund Institutional Shares, which were reorganized into the International Value Primary A Shares as of May 22, 1998.
** The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations International Value Master Portfolio.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) Amount represents results prior to conversion to a master-feeder structure.

NATIONS INTERNATIONAL EQUITY FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  PRIMARY A SHARES                             03/31/03#            03/31/02#            03/31/01#            03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.49               $11.12               $16.74               $14.12
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.10                 0.09                 0.12                 0.10
  Net realized and unrealized gain/(loss)
    on investments                              (2.53)               (0.72)               (4.47)                4.91
  Net increase/(decrease) in net asset
    value from operations                       (2.43)               (0.63)               (4.35)                5.01
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.05)                --##                (0.11)               (0.06)
  Distributions from net realized capital
    gains                                         --                   --                 (1.16)               (2.33)
  Total dividends and distributions             (0.05)                --##                (1.27)               (2.39)
  Net increase in net asset value from
    redemption fees                              --##                  --                   --                   --
  Net asset value, end of year                   $8.01               $10.49               $11.12               $16.74
  TOTAL RETURN++                               (23.19)%              (5.65)%             (27.40)%              39.85%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $556,619             $474,738             $724,572             $866,731
  Ratio of operating expenses to average
    net assets                                   1.18%                1.16%                1.15%                1.14%
  Ratio of net investment income/(loss)
    to average net assets                        1.10%                0.88%                0.89%                0.69%
  Portfolio turnover rate                         --                   --                   --                 129%(b)
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.18%                1.16%                1.16%                1.18%

                                               YEAR ENDED
  PRIMARY A SHARES                              03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $14.81
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.11
  Net realized and unrealized gain/(loss)
    on investments                                0.39
  Net increase/(decrease) in net asset
    value from operations                         0.50
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.12)
  Distributions from net realized capital
    gains                                        (1.07)
  Total dividends and distributions              (1.19)
  Net increase in net asset value from
    redemption fees                                --
  Net asset value, end of year                   $14.12
  TOTAL RETURN++                                  3.68%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $743,861
  Ratio of operating expenses to average
    net assets                                    1.13%
  Ratio of net investment income/(loss)
    to average net assets                         0.79%
  Portfolio turnover rate                         146%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.13%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations International Equity Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $(0.01) per share.
(b) Amount represents results prior to conversion to a master-feeder structure.

NATIONS MARSICO INTERNATIONAL
OPPORTUNITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED                      YEAR ENDED
  PRIMARY A SHARES                                   03/31/03#                       03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                 $8.36                           $8.03
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                         0.04                           (0.01)
  Net realized and unrealized gain/(loss)
    on investments                                    (1.42)                           0.34
  Net increase/(decrease) in net asset
    value from operations                             (1.38)                           0.33
  Net asset value, end of period                       $6.98                           $8.36
  TOTAL RETURN++                                     (16.51)%                          4.11%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                $95,093                         $2,700
  Ratio of operating expenses to average
    net assets                                       1.48%(a)                       1.42%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                              0.58%                          (0.08)%
  Portfolio turnover rate                              193%                            307%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                           1.80%(a)                        4.02%(a)

                                                    PERIOD ENDED
  PRIMARY A SHARES                                   03/31/01*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                 $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                          --##
  Net realized and unrealized gain/(loss)
    on investments                                     (1.97)
  Net increase/(decrease) in net asset
    value from operations                              (1.97)
  Net asset value, end of period                        $8.03
  TOTAL RETURN++                                      (19.70)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                 $1,477
  Ratio of operating expenses to average
    net assets                                         1.47%+
  Ratio of net investment income/(loss)
    to average net assets                              0.12%+
  Portfolio turnover rate                               442%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                             6.28%+

* Nations Marsico International Opportunities Fund Primary A Shares commenced operations on August 1, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS LARGECAP INDEX FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  PRIMARY A SHARES                             03/31/03#            03/31/02#            03/31/01#            03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $22.09               $22.35               $28.90               $25.06
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.25                 0.24                 0.24                 0.26
  Net realized and unrealized gain/(loss)
    on investments                              (5.77)               (0.27)               (6.55)                4.09
  Net increase/(decrease) in net asset
    value from operations                       (5.52)               (0.03)               (6.31)                4.35
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.20)               (0.23)               (0.24)               (0.25)
  Distributions from net realized capital
    gains                                         --                   --                (0.00)##              (0.26)
  Total dividends and distributions             (0.20)               (0.23)               (0.24)               (0.51)
  Net asset value, end of year                  $16.37               $22.09               $22.35               $28.90
  TOTAL RETURN++                               (25.05)%              (0.09)%             (21.94)%              17.58%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $918,184            $1,283,450           $2,021,690           $2,826,486
  Ratio of operating expenses to average
    net assets                                0.35%(a)(b)          0.35%(a)(b)          0.35%(a)(b)          0.35%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                        1.39%                1.05%                0.88%                0.96%
  Portfolio turnover rate                         6%                   7%                   8%                   7%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.69%(a)             0.68%(a)             0.68%(a)             0.71%(a)

                                               YEAR ENDED
  PRIMARY A SHARES                              03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $22.41
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.26
  Net realized and unrealized gain/(loss)
    on investments                                3.63
  Net increase/(decrease) in net asset
    value from operations                         3.89
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.25)
  Distributions from net realized capital
    gains                                        (0.99)
  Total dividends and distributions              (1.24)
  Net asset value, end of year                   $25.06
  TOTAL RETURN++                                 18.26%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $933,313
  Ratio of operating expenses to average
    net assets                                  0.35%(a)
  Ratio of net investment income/(loss)
    to average net assets                         1.17%
  Portfolio turnover rate                          4%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.71%(a)

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MIDCAP INDEX FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED                      YEAR ENDED
  PRIMARY A SHARES                                   03/31/03#                       03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                 $9.31                           $8.39
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                         0.06                            0.07
  Net realized and unrealized gain/(loss)
    on investments                                    (2.25)                           1.46
  Net increase/(decrease) in net asset
    value from operations                             (2.19)                           1.53
  LESS DISTRIBUTIONS:
  Dividends from net investment income                (0.04)                          (0.06)
  Distributions from net realized capital
    gains                                             (0.12)                          (0.55)
  Total dividends and distributions                   (0.16)                          (0.61)
  Net asset value, end of period                       $6.96                           $9.31
  TOTAL RETURN++                                     (23.77)%                         18.29%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)               $860,997                        $679,205
  Ratio of operating expenses to average
    net assets                                       0.35%(a)                        0.35%(a)
  Ratio of operating expenses to average
    net assets including interest expense            0.35%(a)                        0.35%(a)
  Ratio of net investment income/(loss)
    to average net assets                              0.84%                           0.82%
  Portfolio turnover rate                               15%                             16%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                           0.70%(a)                        0.72%(a)

                                                    PERIOD ENDED
  PRIMARY A SHARES                                    03/31/01*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                 $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                          0.08
  Net realized and unrealized gain/(loss)
    on investments                                     (0.72)
  Net increase/(decrease) in net asset
    value from operations                              (0.64)
  LESS DISTRIBUTIONS:
  Dividends from net investment income                 (0.08)
  Distributions from net realized capital
    gains                                              (0.89)
  Total dividends and distributions                    (0.97)
  Net asset value, end of period                        $8.39
  TOTAL RETURN++                                       (7.27)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                $342,503
  Ratio of operating expenses to average
    net assets                                        0.35%(a)
  Ratio of operating expenses to average
    net assets including interest expense             0.36%(a)
  Ratio of net investment income/(loss)
    to average net assets                               0.82%
  Portfolio turnover rate                                69%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                            0.75%(a)

* Nations MidCap Index Fund Primary A Shares commenced operations on March 31, 2000.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS SMALLCAP INDEX FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  PRIMARY A SHARES                             03/31/03#            03/31/02#            03/31/01#            03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $15.63               $13.24               $13.53               $11.04
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.07                 0.06                 0.08                 0.04
  Net realized and unrealized gain/(loss)
    on investments                              (4.00)                2.73                (0.31)                2.49
  Net increase/(decrease) in net asset
    value from operations                       (3.93)                2.79                (0.23)                2.53
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.05)               (0.07)               (0.06)               (0.04)
  Distributions from net realized capital
    gains                                       (0.06)               (0.33)                 --                   --
  Total dividends and distributions             (0.11)               (0.40)               (0.06)               (0.04)
  Net asset value, end of year                  $11.59               $15.63               $13.24               $13.53
  TOTAL RETURN++                               (25.26)%              21.30%               (1.74)%              22.97%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $517,680             $499,084             $256,465             $196,593
  Ratio of operating expenses to average
    net assets                                 0.40%(a)             0.40%(a)             0.41%(a)             0.50%(a)
  Ratio of operating expenses to average
    net assets including interest expense      0.40%(a)             0.40%(a)             0.41%(a)             0.51%(a)
  Ratio of net investment income/(loss)
    to average net assets                        0.51%                0.46%                0.56%                0.35%
  Portfolio turnover rate                         26%                  18%                  65%                  53%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.76%(a)             0.76%(a)             0.79%(a)             0.77%(a)

                                               YEAR ENDED
  PRIMARY A SHARES                              03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $14.10
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.06
  Net realized and unrealized gain/(loss)
    on investments                               (2.92)
  Net increase/(decrease) in net asset
    value from operations                        (2.86)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.06)
  Distributions from net realized capital
    gains                                        (0.14)
  Total dividends and distributions              (0.20)
  Net asset value, end of year                   $11.04
  TOTAL RETURN++                                (20.50)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $189,379
  Ratio of operating expenses to average
    net assets                                  0.50%(a)
  Ratio of operating expenses to average
    net assets including interest expense       0.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                         0.52%
  Portfolio turnover rate                          65%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.82%(a)

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS LARGECAP ENHANCED CORE
FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  PRIMARY A SHARES                             03/31/03#            03/31/02#            03/31/01#            03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $14.00               $14.90               $22.04               $19.39
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.10                 0.12                 0.13                 0.16
  Net realized and unrealized gain/(loss)
    on investments                              (3.49)                0.39                (4.46)                2.78
  Net increase/(decrease) in net asset
    value from operations                       (3.39)                0.51                (4.33)                2.94
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.07)               (0.12)               (0.12)               (0.16)
  Distributions from net realized capital
    gains                                       (0.54)               (1.29)               (2.69)               (0.13)
  Total dividends and distributions             (0.61)               (1.41)               (2.81)               (0.29)
  Net asset value, end of year                  $10.00               $14.00               $14.90               $22.04
  TOTAL RETURN++                               (25.03)%               2.80%              (21.49%)              15.33%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $191,535             $190,130             $345,795             $593,317
  Ratio of operating expenses to average
    net assets                                0.50%(a)(b)          0.50%(a)(b)          0.50%(a)(b)          0.50%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                        0.90%                0.83%                0.67%                0.80%
  Portfolio turnover rate                        366%                 345%                  97%                  64%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.80%(a)             0.75%(a)             0.70%(a)             0.72%(a)

                                               YEAR ENDED
  PRIMARY A SHARES                              03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $17.14
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.18
  Net realized and unrealized gain/(loss)
    on investments                                2.40
  Net increase/(decrease) in net asset
    value from operations                         2.58
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.18)
  Distributions from net realized capital
    gains                                        (0.15)
  Total dividends and distributions              (0.33)
  Net asset value, end of year                   $19.39
  TOTAL RETURN++                                 15.25%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $665,631
  Ratio of operating expenses to average
    net assets                                  0.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                         1.03%
  Portfolio turnover rate                          35%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.73%(a)

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS SHORT-TERM INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  PRIMARY A SHARES                             03/31/03#            03/31/02#            03/31/01             03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $9.82                $9.80                $9.51                $9.79
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.31                 0.48                 0.58                 0.56
  Net realized and unrealized gain/(loss)
    on investments                               0.29                 0.02                 0.29                (0.28)
  Net increase/(decrease) in net asset
    value from operations                        0.60                 0.50                 0.87                 0.28
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.31)               (0.48)               (0.58)               (0.56)
  Distributions from net realized capital
    gains                                       (0.03)                 --                   --                   --
  Total dividends and distributions             (0.34)               (0.48)               (0.58)               (0.56)
  Net asset value, end of year                  $10.08                $9.82                $9.80                $9.51
  TOTAL RETURN++                                 6.18%                5.19%                9.44%                3.00%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $791,981             $493,457             $358,812             $398,620
  Ratio of operating expenses to average
    net assets                                 0.50%(a)             0.52%(a)             0.51%(a)             0.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                        3.00%                4.79%                6.04%                5.86%
  Portfolio turnover rate                         54%                  80%                  42%                  62%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.60%(a)             0.62%(a)             0.61%(a)             0.63%(a)

                                               YEAR ENDED
  PRIMARY A SHARES                              03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.77
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.56
  Net realized and unrealized gain/(loss)
    on investments                                0.02
  Net increase/(decrease) in net asset
    value from operations                         0.58
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.56)
  Distributions from net realized capital
    gains                                          --
  Total dividends and distributions              (0.56)
  Net asset value, end of year                    $9.79
  TOTAL RETURN++                                  6.07%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $397,467
  Ratio of operating expenses to average
    net assets                                  0.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                         5.70%
  Portfolio turnover rate                          64%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.80%(a)

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS SHORT-INTERMEDIATE
GOVERNMENT FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  PRIMARY A SHARES                             03/31/03#            03/31/02#            03/31/01             03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $4.16                $4.15                $3.94                $4.10
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.13                 0.18                 0.23                 0.22
  Net realized and unrealized gain/(loss)
    on investments                               0.31                 0.01                 0.21                (0.16)
  Net increase/(decrease) in net asset
    value from operations                        0.44                 0.19                 0.44                 0.06
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.13)               (0.18)               (0.23)               (0.22)
  Distributions from net realized capital
    gains                                       (0.11)                 --                   --                   --
  Total dividends and distributions             (0.24)               (0.18)               (0.23)               (0.22)
  Net asset value, end of year                   $4.36                $4.16                $4.15                $3.94
  TOTAL RETURN++                                10.74%                4.68%               11.56%                1.63%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $413,039             $390,543             $496,821             $497,392
  Ratio of operating expenses to average
    net assets                                 0.62%(a)             0.62%(a)             0.59%(a)             0.60%(a)
  Ratio of net investment income/(loss)
    to average net assets                        2.95%                4.35%                5.77%                5.59%
  Portfolio turnover rate                        180%                 486%                 108%                 177%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.62%(a)             0.62%(a)             0.59%(a)             0.65%(a)

                                               YEAR ENDED
  PRIMARY A SHARES                              03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $4.12
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.22
  Net realized and unrealized gain/(loss)
    on investments                               (0.02)
  Net increase/(decrease) in net asset
    value from operations                         0.20
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.22)
  Distributions from net realized capital
    gains                                          --
  Total dividends and distributions              (0.22)
  Net asset value, end of year                    $4.10
  TOTAL RETURN++                                  4.97%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $589,092
  Ratio of operating expenses to average
    net assets                                  0.58%(a)
  Ratio of net investment income/(loss)
    to average net assets                         5.36%
  Portfolio turnover rate                         242%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.78%(a)

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS GOVERNMENT SECURITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  PRIMARY A SHARES                             03/31/03#            03/31/02#            03/31/01             03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $9.79                $9.87                $9.38                $9.86
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.31                 0.44                 0.60                 0.58
  Net realized and unrealized gain/(loss)
    on investments                               0.95                (0.08)                0.48                (0.48)
  Net increase/(decrease) in net asset
    value from operations                        1.26                 0.36                 1.08                 0.10
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.31)               (0.44)               (0.59)               (0.58)
  Net asset value, end of year                  $10.74                $9.79                $9.87                $9.38
  TOTAL RETURN++                                13.02%                3.70%               11.97%                1.12%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $132,009             $168,621             $153,799             $108,798
  Ratio of operating expenses to average
    net assets                                 0.71%(a)             0.73%(a)             0.75%(a)             0.78%(b)
  Ratio of net investment income/(loss)
    to average net assets                        3.02%                4.44%                6.21%                6.17%
  Portfolio turnover rate                        196%                 522%                 183%                 348%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.84%(a)             0.86%(a)             0.86%(a)               0.90%

                                               YEAR ENDED
  PRIMARY A SHARES                              03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.90
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.58
  Net realized and unrealized gain/(loss)
    on investments                               (0.05)
  Net increase/(decrease) in net asset
    value from operations                         0.53
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.57)
  Net asset value, end of year                    $9.86
  TOTAL RETURN++                                  5.41%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $119,659
  Ratio of operating expenses to average
    net assets                                  0.73%(a)
  Ratio of net investment income/(loss)
    to average net assets                         5.70%
  Portfolio turnover rate                         600%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.84%(a)

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS INTERMEDIATE BOND
FUND+++

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED               YEAR ENDED               YEAR ENDED
  PRIMARY A SHARES                               03/31/03#                03/31/02#                03/31/01#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period             $9.41                    $9.52                    $9.13
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.34                     0.49                     0.58
  Net realized and unrealized gain/(loss)
    on investments                                 0.64                    (0.11)                    0.39
  Net increase/(decrease) in net asset
    value from operations                          0.98                     0.38                     0.97
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.34)                   (0.49)                   (0.58)
  Distributions from net realized capital
    gains                                         (0.12)                     --                       --
  Total dividends and distributions               (0.46)                   (0.49)                   (0.58)
  Net asset value, end of period                   $9.93                    $9.41                    $9.52
  TOTAL RETURN++                                  10.62%                    4.04%                   11.04%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $695,894                 $261,018                  $51,178
  Ratio of operating expenses to average
    net assets                                     0.70%                    0.78%                    0.78%
  Ratio of net investment income/(loss)
    to average net assets                          3.50%                    4.80%                    6.31%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                         0.70%                    0.86%                    0.81%

                                                PERIOD ENDED
  PRIMARY A SHARES                                03/31/00*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period              $9.52
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                      0.49
  Net realized and unrealized gain/(loss)
    on investments                                 (0.37)
  Net increase/(decrease) in net asset
    value from operations                           0.12
  LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.51)
  Distributions from net realized capital
    gains                                            --
  Total dividends and distributions                (0.51)
  Net asset value, end of period                    $9.13
  TOTAL RETURN++                                    1.29%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)             $18,365
  Ratio of operating expenses to average
    net assets                                     0.81%+
  Ratio of net investment income/(loss)
    to average net assets                          6.08%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                         1.05%+

* Nations Intermediate Bond Fund Primary A Shares commenced operations on May 21, 1999.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations Intermediate Bond Master Portfolio.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

NATIONS BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  PRIMARY A SHARES                             03/31/03#            03/31/02#            03/31/01             03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $9.66                $9.78                $9.37                $9.93
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.37                 0.54                 0.62                 0.59
  Net realized and unrealized gain/(loss)
    on investments                               0.51                (0.12)                0.41                (0.52)
  Net increase/(decrease) in net asset
    value from operations                        0.88                 0.42                 1.03                 0.07
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.37)               (0.54)               (0.62)               (0.59)
  Distributions from net realized capital
    gains                                       (0.17)                 --                   --                 (0.04)
  Total dividends and distributions             (0.54)               (0.54)               (0.62)               (0.63)
  Net asset value, end of year                  $10.00                $9.66                $9.78                $9.37
  TOTAL RETURN++                                 9.32%                4.33%               11.39%                0.97%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $2,482,229           $2,256,647           $2,333,703           $1,793,913
  Ratio of operating expenses to average
    net assets                                 0.67%(a)            0.68%(a)(b)           0.67%(a)               0.67%
  Ratio of net investment income/(loss)
    to average net assets                        3.75%                5.41%                6.53%                6.20%
  Portfolio turnover rate                        488%                 314%                 120%                  63%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.67%(a)             0.68%(a)             0.67%(a)               0.69%

                                               YEAR ENDED
  PRIMARY A SHARES                              03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.03
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.59
  Net realized and unrealized gain/(loss)
    on investments                               (0.04)
  Net increase/(decrease) in net asset
    value from operations                         0.55
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.59)
  Distributions from net realized capital
    gains                                        (0.06)
  Total dividends and distributions              (0.65)
  Net asset value, end of year                    $9.93
  TOTAL RETURN++                                  5.61%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $1,798,155
  Ratio of operating expenses to average
    net assets                                  0.68%(a)
  Ratio of net investment income/(loss)
    to average net assets                         5.86%
  Portfolio turnover rate                         107%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.78%(a)

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS STRATEGIC INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  PRIMARY A SHARES                             03/31/03#            03/31/02#            03/31/01#            03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $9.61                $9.89                $9.53               $10.31
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.46                 0.60                 0.66                 0.68
  Net realized and unrealized gain/(loss)
    on investments                               0.23                (0.28)                0.35                (0.78)
  Net increase/(decrease) in net asset
    value from operations                        0.69                 0.32                 1.01                (0.10)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.46)               (0.60)               (0.65)               (0.68)
  Distributions from net realized capital
    gains                                         --                   --                   --                (0.00)##
  Total dividends and distributions             (0.46)               (0.60)               (0.65)               (0.68)
  Net asset value, end of year                   $9.84                $9.61                $9.89                $9.53
  TOTAL RETURN++                                 7.39%                3.30%               11.06%               (0.95)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $136,688             $143,283             $177,877             $118,458
  Ratio of operating expenses to average
    net assets                                 0.78%(a)             0.81%(a)               0.72%              0.71%(a)
  Ratio of net investment income/(loss)
    to average net assets                        4.79%                5.76%                6.76%                6.80%
  Portfolio turnover rate                        255%                 199%                 238%                 107%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.88%(a)             0.91%(a)               0.84%              0.90%(a)

                                               YEAR ENDED
  PRIMARY A SHARES                              03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.55
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.66
  Net realized and unrealized gain/(loss)
    on investments                               (0.14)
  Net increase/(decrease) in net asset
    value from operations                         0.52
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.66)
  Distributions from net realized capital
    gains                                        (0.10)
  Total dividends and distributions              (0.76)
  Net asset value, end of year                   $10.31
  TOTAL RETURN++                                  5.00%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $317,937
  Ratio of operating expenses to average
    net assets                                  0.70%(a)
  Ratio of net investment income/(loss)
    to average net assets                         6.27%
  Portfolio turnover rate                          94%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.80%(a)

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS HIGH YIELD BOND FUND+++

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED               YEAR ENDED               YEAR ENDED
  PRIMARY A SHARES                               03/31/03#                03/31/02#                03/31/01#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period             $8.86                    $9.27                    $9.90
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.77                     0.86                     0.96
  Net realized and unrealized gain/(loss)
    on investments                                (0.29)                   (0.34)                   (0.54)
  Net increase/(decrease) in net asset
    value from operations                          0.48                     0.52                     0.42
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.77)                   (0.88)                   (1.05)
  Distributions from net realized capital
    gains                                           --                     (0.05)                     --
  Total dividends and distributions               (0.77)                   (0.93)                   (1.05)
  Net asset value, end of period                   $8.57                    $8.86                    $9.27
  TOTAL RETURN++                                   6.19%                    6.05%                    4.51%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $460,639                 $194,867                  $61,181
  Ratio of operating expenses to average
    net assets                                     0.90%                    0.93%                    0.93%
  Ratio of net investment income/(loss)
    to average net assets                          9.47%                    9.75%                   10.97%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                         0.90%                    1.00%                    1.45%

                                                PERIOD ENDED
  PRIMARY A SHARES                               03/31/00*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period             $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                      0.09
  Net realized and unrealized gain/(loss)
    on investments                                 (0.11)
  Net increase/(decrease) in net asset
    value from operations                          (0.02)
  LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.08)
  Distributions from net realized capital
    gains                                            --
  Total dividends and distributions                (0.08)
  Net asset value, end of period                    $9.90
  TOTAL RETURN++                                   (0.12)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)             $9,394
  Ratio of operating expenses to average
    net assets                                     0.93%+
  Ratio of net investment income/(loss)
    to average net assets                          7.03%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                         12.66%+

* Nations High Yield Bond Fund Primary A Shares commenced operations on February 14, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations High Yield Bond Master Portfolio.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

NATIONS SHORT-TERM MUNICIPAL
INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  PRIMARY A SHARES                             03/31/03#           03/31/02*#            03/31/01#            03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.13               $10.14                $9.94               $10.10
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.26                 0.34                 0.44                 0.41
  Net realized and unrealized gain/(loss)
    on investments                               0.27                 0.01                 0.20                (0.16)
  Net increase/(decrease) in net asset
    value from operations                        0.53                 0.35                 0.64                 0.25
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.26)               (0.36)               (0.44)               (0.41)
  Net asset value, end of year                  $10.40               $10.13               $10.14                $9.94
  TOTAL RETURN++                                 5.27%                3.54%                6.61%                2.58%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $773,148             $364,372             $105,004              $94,393
  Ratio of operating expenses to average
    net assets                                 0.40%(a)             0.40%(a)             0.40%(a)             0.40%(a)
  Ratio of net investment income/(loss)
    to average net assets                        2.46%                3.37%                4.41%                4.16%
  Portfolio turnover rate                         11%                  12%                  38%                  90%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.59%                0.63%                0.66%                0.77%

                                               YEAR ENDED
  PRIMARY A SHARES                              03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.05
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.41
  Net realized and unrealized gain/(loss)
    on investments                                0.05
  Net increase/(decrease) in net asset
    value from operations                         0.46
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.41)
  Net asset value, end of year                   $10.10
  TOTAL RETURN++                                  4.71%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $79,002
  Ratio of operating expenses to average
    net assets                                  0.40%(a)
  Ratio of net investment income/(loss)
    to average net assets                         4.11%
  Portfolio turnover rate                          53%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.80%

* Effective April 1, 2001, Nations Short-Term Municipal Income Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Primary A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.33% to 3.37%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS INTERMEDIATE MUNICIPAL
BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  PRIMARY A SHARES                             03/31/03#           03/31/02*#            03/31/01             03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.00               $10.15                $9.78               $10.30
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.44                 0.47                 0.47                 0.47
  Net realized and unrealized gain/(loss)
    on investments                               0.38                (0.15)                0.37                (0.50)
  Net increase/(decrease) in net asset
    value from operations                        0.82                 0.32                 0.84                (0.03)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.44)               (0.47)               (0.47)               (0.47)
  Distributions from net realized capital
    gains                                       (0.02)                 --                   --                 (0.02)
  Total dividends and distributions             (0.46)               (0.47)               (0.47)               (0.49)
  Net asset value, end of year                  $10.36               $10.00               $10.15                $9.78
  TOTAL RETURN++                                 8.34%                3.17%                8.81%               (0.27)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,966,401           $1,160,559           $1,196,121            $849,966
  Ratio of operating expenses to average
    net assets                                   0.50%              0.50%(a)             0.50%(a)             0.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                        4.27%                4.61%                4.73%                4.75%
  Portfolio turnover rate                         15%                  14%                  17%                  30%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.68%                0.68%                0.68%                0.70%

                                               YEAR ENDED
  PRIMARY A SHARES                              03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.30
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.47
  Net realized and unrealized gain/(loss)
    on investments                                0.07
  Net increase/(decrease) in net asset
    value from operations                         0.54
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.47)
  Distributions from net realized capital
    gains                                        (0.07)
  Total dividends and distributions              (0.54)
  Net asset value, end of year                   $10.30
  TOTAL RETURN++                                  5.33%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $918,367
  Ratio of operating expenses to average
    net assets                                  0.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                         4.55%
  Portfolio turnover rate                          40%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.68%

* Effective April 1, 2001, Nations Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Primary A Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.53% to 4.61%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MUNICIPAL INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  PRIMARY A SHARES                             03/31/03#           03/31/02*#            03/31/01#            03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.83               $11.14               $10.69               $11.48
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.53                 0.55                 0.56                 0.54
  Net realized and unrealized gain/(loss)
    on investments                               0.24                (0.31)                0.45                (0.78)
  Net increase/(decrease) in net asset
    value from operations                        0.77                 0.24                 1.01                (0.24)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.53)               (0.55)               (0.56)               (0.54)
  Distributions from net realized capital
    gains                                         --                   --                   --                 (0.01)
  Total dividends and distributions             (0.53)               (0.55)               (0.56)               (0.55)
  Net asset value, end of year                  $11.07               $10.83               $11.14               $10.69
  TOTAL RETURN++                                 7.19%                2.21%                9.80%               (2.08)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $749,047             $805,149             $881,611             $552,650
  Ratio of operating expenses to average
    net assets                                 0.60%(a)             0.60%(a)             0.60%(a)             0.60%(a)
  Ratio of net investment income/(loss)
    to average net assets                        4.77%                5.01%                5.13%                4.99%
  Portfolio turnover rate                         25%                  13%                  18%                  36%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.79%                0.79%                0.79%                0.82%

                                               YEAR ENDED
  PRIMARY A SHARES                              03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $11.46
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.54
  Net realized and unrealized gain/(loss)
    on investments                                0.07
  Net increase/(decrease) in net asset
    value from operations                         0.61
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.54)
  Distributions from net realized capital
    gains                                        (0.05)
  Total dividends and distributions              (0.59)
  Net asset value, end of year                   $11.48
  TOTAL RETURN++                                  5.42%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $635,629
  Ratio of operating expenses to average
    net assets                                  0.60%(a)
  Ratio of net investment income/(loss)
    to average net assets                         4.71%
  Portfolio turnover rate                          11%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.80%

* Effective April 1, 2001, Nations Municipal Income Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Primary A Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.95% to 5.01%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.



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--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

BOND -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal

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payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB CONVERTIBLE SECURITIES INDEX -- a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

CSFB GLOBAL HIGH YIELD INDEX -- the Credit Suisse First Boston Global High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

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DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may

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consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

J.P. MORGAN EMERGING MARKETS BOND INDEX GLOBAL -- an unmanaged index that covers 27 emerging market countries. Included in the index are U.S. dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities. The index will only consider for inclusion emerging markets issues denominated in U.S. dollars, with a minimum current face outstanding of $500 million and at least 2 1/2 years to maturity (at the time each is added to the index). All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN 1-YEAR MUNICIPAL BOND INDEX -- a broad-based, unmanaged index consisting of tax free bonds with maturities greater than 1 year but less than 2 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN 3-YEAR MUNICIPAL BOND INDEX -- a broad-based, unmanaged index of investment grade bonds with maturities of greater than two years and less than four years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN 7-YEAR MUNICIPAL BOND INDEX -- a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN AGGREGATE BOND INDEX -- an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN GOVERNMENT BOND INDEX -- an unmanaged index of government bonds with an average maturity of approximately nine years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN GOVERNMENT/CORPORATE BOND INDEX -- an unmanaged index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN INTERMEDIATE GOVERNMENT CREDIT INDEX -- an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with maturities of 1 to 10 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN MUNICIPAL BOND INDEX -- a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.

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It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN QUALITY INTERMEDIATE MUNICIPAL INDEX -- a broad-based, unmanaged index consisting of tax free bonds with a minimum quality rating of A3 from Moody's and having a maturity range between 2 and 11 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES INDEX -- a widely used measure of convertible securities performance, this unmanaged index measures the performance of all U.S. dollar denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance. The index is reweighted daily to reflect all market value increases and decreases, as well as new issues and redemptions. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MERRILL LYNCH 1-3 YEAR TREASURY INDEX -- an unmanaged index of U.S. Treasury bonds with maturities of 1 to 3 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MSCI EAFE INDEX -- Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investment. It is not available for investment.

MSCI WORLD INDEX -- Morgan Stanley Capital International World Index is an unmanaged index consisting of securities listed on exchanges in the major European and Asian countries, Australia and the U.S. and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is not available for investment.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that

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issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

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RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

RUSSELL 1000 INDEX -- an unmanaged index comprised of the 1,000 largest stocks in the Russell 3000 Index. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index is a listing of 3,000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a "large cap" index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000 GROWTH INDEX -- an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000 VALUE INDEX -- an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000 INDEX -- an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000 GROWTH INDEX -- an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance, with a greater than average growth orientation. Companies in the Russell 2000 Growth Index tend to exhibit higher price-to-book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000 VALUE INDEX -- an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000 GROWTH INDEX -- an unmanaged index comprised of securities in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation. Companies in the Russell 3000 Growth Index tend to exhibit higher price to book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP GROWTH INDEX -- an unmanaged index which measures the performance of those Russell MidCap companies with higher price-to-book ratios and forecasted growth values. The companies are included in the Russell 1000 Growth Index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) INDEX -- an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index, which

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represent approximately 25% of the total market capitalization of the Russell
1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.0 billion; the median market capitalization was approximately $2.9 billion. The largest company in the index had an approximate market capitalization of $12 billion. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) VALUE INDEX -- an unmanaged index which measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500(1) -- Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P MIDCAP 400(1) -- an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P SMALLCAP 600(1) -- Standard & Poor's SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

SALOMON B/BB HIGH YIELD MARKET INDEX -- an unmanaged index that includes U.S. dollar-denominated bonds rated B or BB by a nationally recognized statistical rating organization and issued in the U.S. by entities domiciled in the U.S. and Canada only. The index includes cash pay bonds as well as zero coupon and payment in-kind bonds. It includes registered bonds as well as bonds issued under Rule 144-A. Minimum issue size is $100 million. Issues originally investment grade but subsequently downgraded to non-investment grade are included immediately. For issuers with more than one issue of bonds outstanding, all issues are included in the index. The index does not include defaulted bonds. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. TREASURY OBLIGATION -- a debt security issued by the U.S. Treasury.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)S&P has not reviewed any stock included in the S&P 500, S&P SmallCap 600 or S&P MidCap 400 Index for its investment merit. S&P determines and calculates its indices independently of the Funds and is not a sponsor or affiliate of the Funds. S&P gives no information and makes no statements about the suitability of investing in the Funds or the ability of its indices to track stock market performance. S&P makes no guarantees about the indices, any data included in them and the suitability of the indices or its data for any purpose. "Standard and Poor's," "S&P 500" and "S&P 600" are trademarks of The McGraw-Hill Companies, Inc.

Where to find more information
(QUESTION MARK GRAPHIC)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

You'll find more information about Nations Funds Stock, International/Global Stock, Index, Government & Corporate Bond and Municipal Bond Funds in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS

      The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Funds and their policies. The
                   SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations
      Funds:

      By telephone: 1.800.321.7854

      By mail:
      NATIONS FUNDS
      C/O BACAP DISTRIBUTORS, LLC
      ONE BANK OF AMERICA PLAZA
      33RD FLOOR
      CHARLOTTE, NC 28255

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:
Nations Fund Trust, 811-09645
COMPROPA-0803


                                                            (NATIONS FUNDS LOGO)

       State Municipal Bond Funds
       -------------------------------------------------------------------------
       Prospectus -- Primary A Shares
       August 1, 2003
(NATIONS FUNDS LOGO)

NATIONS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
NATIONS CALIFORNIA MUNICIPAL BOND FUND
NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
NATIONS FLORIDA MUNICIPAL BOND FUND
NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND
NATIONS KANSAS MUNICIPAL INCOME FUND
NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND
NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND
NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND
NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND
NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND
NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN
 THIS PROSPECTUS ON PAGE 87.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Nations Funds State Municipal Bond Funds. Please read it carefully because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUNDS

These Funds invest most of their assets in securities issued by one state and its public authorities and local governments, and are generally intended for residents of that state.

Each Fund focuses on the potential to earn income that is generally free from federal and state income tax by investing primarily in municipal securities.

Municipal securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of municipal securities. There's always a risk that you'll lose money, or you may not earn as much as you expect.

Because they invest primarily in securities issued by one state, and its public authorities and local governments, the Funds are considered to be non-diversified. This means the value of a Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

CHOOSING THE RIGHT FUNDS FOR YOU

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The State Municipal Bond Funds may be suitable for you if:

  - you're looking for income

  - you want to reduce taxes on your investment

  - you have longer-term investment goals

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with fixed income securities

COMPARING THE FUNDS

There are two groups of State Municipal Bond Funds in the Nations Funds Family:
Intermediate Municipal Bond Funds and Long-Term Municipal Bond Funds. The main difference between the two groups is their portfolio duration -- a measure used to estimate how much a Fund's securities will fluctuate in response to a change in interest rates.

The Long-Term Municipal Bond Funds, which have longer portfolio durations, generally have the potential to earn more income than the Intermediate Municipal Bond Funds, but they also have more risk because their prices tend to change more when interest rates change.

The table below is designed to help you understand the differences between these two groups of Funds only and their relative income and risk potential -- you should not use it to compare these Funds with other mutual funds or other kinds of investments. A Fund's income and risk potential can change over time.

                                                                INCOME      RISK
                                                 DURATION      POTENTIAL  POTENTIAL
  INTERMEDIATE MUNICIPAL BOND FUNDS             3 TO 6 YRS     MODERATE   MODERATE



  KANSAS MUNICIPAL INCOME FUND                  3 TO 8 YRS     MODERATE   MODERATE



  LONG-TERM MUNICIPAL BOND FUNDS              MORE THAN 6 YRS    HIGH       HIGH

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 5.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BACAP IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE
 ABOUT BACAP STARTING
 ON PAGE 67.

--------------------------------------------------------------------------------


NATIONS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND              5
------------------------------------------------------------------
NATIONS CALIFORNIA MUNICIPAL BOND FUND                           9
------------------------------------------------------------------
NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND                14
------------------------------------------------------------------
NATIONS FLORIDA MUNICIPAL BOND FUND                             19
------------------------------------------------------------------
NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND                24
------------------------------------------------------------------
NATIONS KANSAS MUNICIPAL INCOME FUND                            29
------------------------------------------------------------------
NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND               34
------------------------------------------------------------------
NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND         39
------------------------------------------------------------------
NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND         45
------------------------------------------------------------------
NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND              50
------------------------------------------------------------------
NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND                  55
------------------------------------------------------------------
NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND               60
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     65
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       67

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         69
  Distributions and taxes                                       73
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            75
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   87
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 67.

THIS FUND AT A GLANCE

THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO CALIFORNIA STATE MUNICIPAL BOND FUNDS.

  - WHO SHOULD CONSIDER INVESTING: RESIDENTS OF CALIFORNIA

  - DURATION: 3 TO 6 YEARS

  - INCOME POTENTIAL: MODERATE

  - RISK POTENTIAL: MODERATE

DURATION

DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal and California state individual income taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and California individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of the securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

When selecting individual investments, the team:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The team may sell a security when it believes the security is overvalued, when there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations California Intermediate Municipal Bond Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. Government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on California municipal obligations, which is generally free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

      - STATE SPECIFIC RISK -- State specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. A slow-down in the economy and a drop in revenues from personal income tax on capital gains and stock options caused by the weak performance of the stock market have contributed to an overall decline in the current finances of California and its municipalities. The State projects a deficit of $38.2 billion for fiscal year 2003-04. Further, the State continues to experience significant energy-related challenges and commitments. As of June 13, 2003, the State Legislature has not approved a budget for fiscal year 2003-04. It is unclear how the current economic conditions or the energy-situation may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Primary A
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.40%



         Other expenses                                                  0.37%
                                                                          ------



         Total annual Fund operating expenses                            0.77%



         Fee waivers and/or reimbursements                              (0.27)%
                                                                          ------



         Total net expenses(2)                                           0.50%
                                                                          ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figures shown here are after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this agreement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         PRIMARY A SHARES                        $51      $219      $401       $929

NATIONS CALIFORNIA MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 67.

THIS FUND AT A GLANCE

THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO CALIFORNIA STATE MUNICIPAL BOND FUNDS.

  - WHO SHOULD CONSIDER INVESTING: RESIDENTS OF CALIFORNIA

  - DURATION: MORE THAN 6 YEARS

  - INCOME POTENTIAL: HIGH

  - RISK POTENTIAL: HIGH

DURATION

DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks as high a level of current interest income free of federal income tax and California state individual income tax as is consistent with prudent investment management and preservation of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and California individual income tax. The Fund also normally invests at least 80% of its assets in investment grade municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be more than seven years, and its duration will be more than six years.

When selecting individual investments, the team:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations California Municipal Bond Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on California municipal obligations, which is generally free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

      - STATE SPECIFIC RISK -- State specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. A slow-down in the economy and a drop in revenues from personal income tax on capital gains and stock options caused by the weak performance of the stock market have contributed to an overall decline in the current finances of California and its municipalities. The State projects a deficit of $38.2 billion for fiscal year 2003-04. Further, the State continues to experience significant energy-related challenges and commitments. As of June 13, 2003, the State Legislature has not approved a budget for fiscal year 2003-04. It is unclear how the current economic conditions or the energy-situation may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002
               ----     ----     ----
              12.47%    4.17%    8.36%



              *Year-to-date return as of June 30, 2003: 3.31%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2002:           5.22%
         WORST: 4TH QUARTER 2001:         -0.64%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002



      The table shows the Fund's Primary A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Municipal Bond Index, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         PRIMARY A SHARES RETURNS BEFORE TAXES                     8.36%    5.60%



         PRIMARY A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS     8.34%    5.54%



         PRIMARY A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS
           AND SALE OF FUND SHARES                                 7.00%    5.43%



         LEHMAN MUNICIPAL BOND INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                                9.60%    6.51%

      *THE INCEPTION DATE OF PRIMARY A SHARES IS MAY 21, 1999. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.


--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Primary A
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.50%



         Other expenses                                                  0.32%
                                                                          ------



         Total annual Fund operating expenses                            0.82%



         Fee waivers and/or reimbursements                              (0.22)%
                                                                          ------



         Total net expenses(2)                                           0.60%
                                                                          ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         PRIMARY A SHARES                        $61      $240      $433       $993

NATIONS FLORIDA INTERMEDIATE MUNICIPAL
BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 67.

THIS FUND AT A GLANCE

THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO FLORIDA STATE MUNICIPAL BOND FUNDS.

  - WHO SHOULD CONSIDER INVESTING: RESIDENTS OF FLORIDA

  - DURATION: 3 TO 6 YEARS

  - INCOME POTENTIAL: MODERATE

  - RISK POTENTIAL: MODERATE

DURATION

DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal income and the Florida state intangibles taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Florida state intangibles tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

When selecting individual investments, the team:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Florida Intermediate Municipal Bond Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities of the state of Florida, its public authorities and local governments. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on Florida municipal obligations, which is generally free from federal income tax and Florida state intangibles tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

      - STATE SPECIFIC RISK -- State specific risk is the chance that the Fund, because it invests primarily in securities issued by Florida and its municipalities, is more vulnerable to unfavorable developments in Florida than funds that invest in municipal bonds of many different states. For example, the State's economy relies on various industries including retirement migration, tourism and agriculture, which have historically driven the economy, as well as high technology jobs, service sector jobs and international trade which complement the three traditional industries. Adverse conditions affecting these industries could have an impact on Florida municipal securities. In addition, unfunded State of Florida mandates, including, but not limited to, classroom size limits, implementing a high speed rail system and increased security measures may have an adverse effect on the credit quality of certain of the issuers of Florida municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              11.30%   -4.12%   14.31%    3.74%    7.21%    5.38%   -0.59%    8.27%    4.78%    6.77%



              *Year-to-date return as of June 30, 2003: 2.74%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           5.85%
         WORST: 1ST QUARTER 1994:         -4.25%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002



      The table shows the Fund's Primary A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman 7-Year Municipal Bond Index, a broad based, unmanaged index of investment grade bonds with maturity of seven to eight years and the Lehman Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. All dividends are reinvested. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                             LIFE OF
                                               1 YEAR   5 YEARS   10 YEARS    FUND*
         PRIMARY A SHARES RETURNS BEFORE
           TAXES                                6.77%    4.88%     5.58%      5.58%



         PRIMARY A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS                     6.77%    4.88%     5.58%      5.58%



         PRIMARY A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS AND SALE OF FUND
           SHARES                               5.92%    4.84%     5.45%      5.45%



         LEHMAN 7-YEAR MUNICIPAL BOND INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                  10.35%    6.07%     6.34%      6.37%



         LEHMAN QUALITY INTERMEDIATE
           MUNICIPAL INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                               9.23%    5.89%     --**       --**

      *THE INCEPTION DATE OF PRIMARY A SHARES IS DECEMBER 11, 1992. THE RETURNS
       FOR THE INDICES SHOWN ARE FROM THAT DATE.

      **THE INCEPTION DATE OF THE FUND IS PRIOR TO THE INCEPTION DATE FOR THIS
        INDEX AND THIS INDEX DOES NOT YET HAVE 10 YEARS OF PERFORMANCE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Primary A
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.40%



         Other expenses                                                  0.32%
                                                                          ------



         Total annual Fund operating expenses                            0.72%



         Fee waivers and/or reimbursements                              (0.22)%
                                                                          ------



         Total net expenses(2)                                           0.50%
                                                                          ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         PRIMARY A SHARES                        $51      $208      $379       $874

NATIONS FLORIDA MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 67.

THIS FUND AT A GLANCE

THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO FLORIDA STATE MUNICIPAL BOND FUNDS.

  - WHO SHOULD CONSIDER INVESTING: RESIDENTS OF FLORIDA

  - DURATION: MORE THAN 6 YEARS

  - INCOME POTENTIAL: HIGH

  - RISK POTENTIAL: HIGH

DURATION

DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal income and the Florida state intangibles taxes with the potential for principal fluctuation associated with investments in long-term municipal securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Florida state intangibles tax. The Fund also normally invests at least 80% of its assets in investment grade long-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be more than seven years, and its duration will be more than six years.

When selecting individual investments, the team:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Florida Municipal Bond Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities of the state of Florida, its public authorities and local governments. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on Florida municipal obligations, which is generally free from federal income tax and Florida state intangibles tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

      - STATE SPECIFIC RISK -- State specific risk is the chance that the Fund, because it invests primarily in securities issued by Florida and its municipalities, is more vulnerable to unfavorable developments in Florida than funds that invest in municipal bonds of many different states. For example, the State's economy relies on various industries including retirement migration, tourism and agriculture, which have historically driven the economy, as well as high technology jobs, service sector jobs and international trade which complement the three traditional industries. Adverse conditions affecting these industries could have an impact on Florida municipal securities. In addition, unfunded State of Florida mandates, including, but not limited to, classroom size limits, implementing a high speed rail system and increased security measures may have an adverse effect on the credit quality of certain of the issuers of Florida municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1994     1995     1996     1997     1998     1999     2000     2001     2002
                ----     ----     ----     ----     ----     ----     ----     ----     ----
               -8.08%   19.89%    3.17%    8.93%    5.84%   -2.57%   11.33%    4.81%    9.52%



               *Year-to-date return as of June 30, 2003: 3.05%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           8.21%
         WORST: 1ST QUARTER 1994:         -8.01%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002



      The table shows the Fund's Primary A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period of the Lehman Municipal Bond Index, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         PRIMARY A SHARES RETURNS BEFORE TAXES             9.52%     5.68%     5.63%



         PRIMARY A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                   9.13%     5.57%     5.57%



         PRIMARY A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES           8.05%     5.51%     5.51%



         LEHMAN MUNICIPAL BOND INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR TAXES)         9.60%     6.06%     6.29%

      *THE INCEPTION DATE OF PRIMARY A SHARES IS DECEMBER 13, 1993. THE RETURN
       FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Primary A
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.50%



         Other expenses                                                  0.35%
                                                                          ------



         Total annual Fund operating expenses                            0.85%



         Fee waivers and/or reimbursements                              (0.25)%
                                                                          ------



         Total net expenses(2)                                           0.60%
                                                                          ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         PRIMARY A SHARES                        $61      $246      $447      $1,026

NATIONS GEORGIA INTERMEDIATE MUNICIPAL
BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S MUNICIPAL FIXED-INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 67.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF GEORGIA

- DURATION: 3 TO 6 YEARS

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

DURATION

DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal and Georgia state income taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Georgia individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

When selecting individual investments, the team:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH GRAPHIC)    RISKS AND OTHER THINGS TO CONSIDER
                        Nations Georgia Intermediate Municipal Bond Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on Georgia municipal obligations, which is generally free from federal income tax and Georgia state individual income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

      - STATE SPECIFIC RISK -- State specific risk is the chance that the Fund, because it invests primarily in securities issued by Georgia and its municipalities, is more vulnerable to unfavorable developments in Georgia than funds that invest in municipal bonds of many different states. For example, the State's economy relies on various industries such as textiles, apparel, automobile production, real estate and construction. Adverse conditions affecting these industries could have an impact on Georgia municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              11.26%   -4.61%   14.30%    3.65%    7.19%    5.59%   -1.32%    8.30%    5.55%    6.29%



              *Year-to-date return as of June 30, 2003: 3.15%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           5.57%
         WORST: 1ST QUARTER 1994          -4.58%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002



      The table shows the Fund's Primary A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman 7-Year Municipal Bond Index, a broad based, unmanaged index of investment grade bonds with maturity of seven to eight years and the Lehman Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. All dividends are reinvested. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                             1 YEAR   5 YEARS   10 YEARS    FUND*
         PRIMARY A SHARES RETURNS BEFORE
           TAXES                              6.29%    4.83%     5.49%      5.82%



         PRIMARY A SHARES RETURNS AFTER
           TAXES ON DISTRIBUTIONS             6.30%    4.81%     5.46%      5.78%



         PRIMARY A SHARES RETURNS AFTER
           TAXES ON DISTRIBUTIONS AND SALE
           OF FUND SHARES                     5.67%    4.80%     5.37%      5.66%



         LEHMAN 7-YEAR MUNICIPAL BOND INDEX
           (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)          10.35%    6.07%     6.34%      6.57%



         LEHMAN QUALITY INTERMEDIATE
           MUNICIPAL INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                             9.23%    5.89%     --**       --**

      *THE INCEPTION DATE OF PRIMARY A SHARES IS MARCH 1, 1992. THE RETURNS FOR
       THE INDICES SHOWN ARE FROM THAT DATE.

      **THE INCEPTION DATE OF THE FUND IS PRIOR TO THE INCEPTION DATE FOR THIS
        INDEX AND THIS INDEX DOES NOT YET HAVE 10 YEARS OF PERFORMANCE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Primary A
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases               none



         Maximum deferred sales charge (load)                           none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.40%



         Other expenses                                                  0.33%
                                                                          ------



         Total annual Fund operating expenses                            0.73%



         Fee waivers and/or reimbursements                              (0.23)%
                                                                          ------



         Total net expenses(2)                                           0.50%
                                                                          ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
         PRIMARY A SHARES                     $51      $210      $383       $885

NATIONS KANSAS MUNICIPAL INCOME FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 67.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF KANSAS

- DURATION: 3 TO 8 YEARS

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

DURATION

DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal and Kansas state income taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Kansas individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and eight years.

When selecting individual investments, the team:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation or when other investments are more attractive.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(GRAPG GRAPHIC)    RISKS AND OTHER THINGS TO CONSIDER
                   Nations Kansas Municipal Income Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on Kansas municipal obligations, which is generally free from federal income tax and Kansas state income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

      - STATE SPECIFIC RISK -- State specific risk is the chance that the Fund, because it invests primarily in securities issued by Kansas and its municipalities, is more vulnerable to unfavorable developments in Kansas than funds that invest in municipal bonds of many different states. For example, the State's economy relies significantly on its agricultural and transportation equipment manufacturing industries. Adverse conditions affecting the agricultural and transportation equipment manufacturing industries could have a significant impact on Kansas municipal securities. After overcoming significant obstacles in reaching a balanced budget, which is required by Kansas law, the Kansas Legislature passed a fiscal year 2004 budget, without raising taxes. The 2004 Budget gives the Governor several options with respect to the timing of the collection of property taxes and the payment of tax refunds that will provide a budget cushion to avoid a deficit and to prevent the necessity of broad spending cuts and raising taxes. The State's most recent revenue projections, however, have not been reached. Layoffs in the aviation industry and the aftermath of last year's drought have fueled a reduction in the revenue from corporate and individual income taxes collected each month. If the national and Kansas economies continue to slump, there may be future shortages of corporate and individual income tax collections that could cause the complete depletion of the cushion built into the 2004 budget and necessitate substantial increases in taxes.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2001     2002
               ----     ----
               4.05%    7.49%



              *Year-to-date return as of June 30, 2003: 2.78%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2002:           3.39%
         WORST: 4TH QUARTER 2001:         -0.73%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002



      The table shows the Fund's Primary A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. All dividends are reinvested. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         PRIMARY A SHARES RETURNS BEFORE TAXES                     7.49%    6.52%



         PRIMARY A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS     7.44%    6.49%



         PRIMARY A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS
           AND SALE OF FUND SHARES                                 6.32%    6.12%



         LEHMAN QUALITY INTERMEDIATE MUNICIPAL INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR TAXES)                 9.23%    8.07%

      *THE INCEPTION DATE OF PRIMARY A SHARES IS JULY 17, 2000. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                               SHAREHOLDER FEES                        Primary A
                  (Fees paid directly from your investment)             Shares
         Maximum sales charge (load) imposed on purchases               none



         Maximum deferred sales charge (load)                           none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.50%



         Other expenses                                                  0.40%
                                                                          ------



         Total annual Fund operating expenses                            0.90%



         Fee waivers and/or reimbursements                              (0.30)%
                                                                          ------



         Total net expenses(2)                                           0.60%
                                                                          ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
         PRIMARY A SHARES                     $61      $257      $469      $1,080

NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 67.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF MARYLAND

- DURATION: 3 TO 6 YEARS

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

DURATION

DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal and Maryland state income taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Maryland individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

When selecting individual investments, the team:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT
 OTHER RISKS OF INVESTING IN
 THIS FUND IN OTHER IMPORTANT
 INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Maryland Intermediate Municipal Bond Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on Maryland municipal obligations, which is generally free from federal income tax and Maryland state income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

      - STATE SPECIFIC RISK -- State specific risk is the chance that the Fund, because it invests primarily in securities issued by Maryland and its municipalities, is more vulnerable to unfavorable developments in Maryland than funds that invest in municipal bonds of many different states. For example, Maryland's economy is more reliant on the government and service sectors than other states throughout the United States, and is particularly sensitive to changes in federal employment and spending. Adverse conditions affecting these sectors could have an impact on Maryland municipal securities. In addition, a continuing decline in the national economy, along with domestic and international developments, has had and could continue to have an adverse effect on Maryland's economy and fiscal integrity. Maryland enacted a balanced budget for fiscal year 2004 without increasing taxes by temporary transfers from reserves and spending cuts. However, Maryland faces a structural deficit of approximately $700 million in fiscal 2005, in addition to the repayment of $100 million in temporary transfers, which may require the State to increase taxes or further cut spending.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              10.17%   -4.52%   13.84%    3.64%    6.76%    5.30%   -0.83%    8.55%    4.66%    7.74%



              *Year-to-date return as of June 30, 2003: 2.76%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           5.62%
         WORST: 1ST QUARTER 1994:         -4.49%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002



      The table shows the Fund's Primary A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman 7-Year Municipal Bond Index, a broad based, unmanaged index of investment grade bonds with maturity of seven to eight years and the Lehman Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. All dividends are reinvested. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                1 YEAR   5 YEARS   10 YEARS    FUND*
         PRIMARY A SHARES RETURNS BEFORE TAXES   7.74%    5.03%     5.41%      6.12%



         PRIMARY A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS                      7.74%    5.03%     5.37%      6.07%



         PRIMARY A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS AND SALE OF FUND
           SHARES                                6.48%    4.94%     5.27%      5.93%



         LEHMAN 7-YEAR MUNICIPAL BOND INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                   10.35%    6.07%     6.34%      7.06%



         LEHMAN QUALITY INTERMEDIATE MUNICIPAL
           INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)              9.23%    5.89%     --**       --**

      *THE INCEPTION DATE OF PRIMARY A SHARES IS SEPTEMBER 1, 1990. THE RETURNS
       FOR THE INDICES SHOWN ARE FROM THAT DATE.

      **THE INCEPTION DATE OF THE FUND IS PRIOR TO THE INCEPTION DATE FOR THIS
        INDEX AND THIS INDEX DOES NOT YET HAVE 10 YEARS OF PERFORMANCE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Primary A
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.40%



         Other expenses                                                  0.32%
                                                                          ------



         Total annual Fund operating expenses                            0.72%



         Fee waivers and/or reimbursements                              (0.22)%
                                                                          ------



         Total net expenses(2)                                           0.50%
                                                                          ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         PRIMARY A SHARES                        $51      $208      $379       $874

NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 67.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF NORTH CAROLINA

- DURATION: 3 TO 6 YEARS

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

DURATION

DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal and North Carolina state income taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and North Carolina individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

When selecting individual investments, the team:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations North Carolina Intermediate Municipal Bond Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on North Carolina municipal obligations, which is generally free from federal income tax and North Carolina state income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

      - STATE SPECIFIC RISK -- State specific risk is the chance that the Fund, because it invests primarily in securities issued by North Carolina and its municipalities, is more vulnerable to unfavorable developments in North Carolina than funds that invest in municipal bonds of many different states. The economic profile of the State consists of a combination of services, trade, agriculture, manufacturing and tourism. In recent years, services and trade (wholesale and retail) have continued to grow while agriculture and manufacturing have declined, particularly in the production of textile mill goods and furniture. While a portion of these declines is attributable to general economic conditions, much is related to increased competition from cheap foreign labor. In April 2003, the unemployment rate in North Carolina was 6.4 percent, exceeding the national average of 6.0 percent. The State and its municipalities are constitutionally required to enact and maintain a balanced budget. The State of North Carolina and many of its municipalities have been able to maintain balanced budgets in 2002-2003 primarily through reductions in services and expenditures. As the State approached the end of the 2002-2003 fiscal year, it expected a balanced budget despite many significant economic challenges. However, increased fiscal pressures, particularly with Medicaid and school enrollment increases, a continued slowing in tax revenue collections and slow economic growth will likely force further budget cuts, both legislatively and by executive order. Imposition of new taxes may also occur. Despite difficult economic times, North Carolina's bonds have continued to receive a AAA rating from two major rating services, although one rating service has reduced the State's bond rating to Aa1. Also, North Carolina voters approved the issuance of $3.1 billion of bonds for the State's universities and community colleges of which $1.9 billion are available for issuance. In March 2003, the State's outstanding general obligation bonded indebtedness reached $4.1 billion. These factors could have a significant impact on North Carolina state and municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              10.45%   -4.09%   14.14%    3.85%    7.22%    5.37%   -1.37%    8.59%    4.72%    8.13%



              *Year-to-date return as of June 30, 2003: 2.81%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           5.83%
         WORST: 1ST QUARTER 1994:         -4.03%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002



      The table shows the Fund's Primary A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman 7-Year Municipal Bond Index, a broad based, unmanaged index of investment grade bonds with maturity of seven to eight years and the Lehman Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. All dividends are reinvested. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                1 YEAR   5 YEARS   10 YEARS    FUND*
         PRIMARY A SHARES RETURNS BEFORE TAXES   8.13%    5.03%     5.58%      5.59%



         PRIMARY A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS                      8.13%    5.01%     5.54%      5.56%



         PRIMARY A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS AND SALE OF FUND
           SHARES                                6.74%    4.94%     5.41%      5.42%



         LEHMAN 7-YEAR MUNICIPAL BOND INDEX
           (REFLECTS NO DEDUCTION FOR FEES,
           EXPENSES OR TAXES)                   10.35%    6.07%     6.34%      6.37%



         LEHMAN QUALITY INTERMEDIATE MUNICIPAL
           INDEX (REFLECTS NO DEDUCTION FOR
           FEES, EXPENSES OR TAXES)              9.23%    5.89%     --**       --**

      *THE INCEPTION DATE OF PRIMARY A SHARES IS DECEMBER 11, 1992. THE RETURNS
       FOR THE INDICES SHOWN ARE FROM THAT DATE.

      **THE INCEPTION DATE OF THE FUND IS PRIOR TO THE INCEPTION DATE FOR THIS
        INDEX AND THIS INDEX DOES NOT YET HAVE 10 YEARS OF PERFORMANCE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Primary A
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.40%



         Other expenses                                                  0.32%
                                                                          ------



         Total annual Fund operating expenses                            0.72%



         Fee waivers and/or reimbursements                              (0.22)%
                                                                          ------



         Total net expenses(2)                                           0.50%
                                                                          ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         PRIMARY A SHARES                        $51      $208      $379       $874

NATIONS SOUTH CAROLINA INTERMEDIATE
MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 67.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF SOUTH CAROLINA

- DURATION: 3 TO 6 YEARS

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

DURATION

DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal and South Carolina state income taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and South Carolina individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

When selecting individual investments, the team:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations South Carolina Intermediate Municipal Bond Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.
      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on South Carolina municipal obligations, which is generally free from federal income tax and South Carolina state income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors.
      - STATE SPECIFIC RISK -- State specific risk is the chance that the Fund, because it invests primarily in securities issued by South Carolina and its municipalities, is more vulnerable to unfavorable developments in South Carolina than funds that invest in municipal bonds of many different states. In recent years, South Carolina's economy, which has tended to depend upon the national economy, has primarily relied upon agriculture, manufacturing and related industries, tourism, business services, and international trade industries. Adverse conditions affecting any of these industries could have an impact on South Carolina municipal securities. The unemployment rate in South Carolina during 2002 was two-tenths of one percent higher than that of the nation. General Fund Revenues for the fiscal year ended June 30, 2000 were $5.897 billion; for the fiscal year ended June 30, 2001 were $6.010 billion; for the fiscal year ended June 30, 2002 were $5.763 billion; and for the fiscal year ended June 30, 2003 are estimated to be $5.048 billion. State appropriations have been reduced accordingly.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              10.11%   -2.93%   13.67%    3.96%    6.83%    5.54%   -1.12%    8.71%    5.02%    6.85%



              *Year-to-date return as of June 30, 2003: 3.12%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           5.23%
         WORST: 1ST QUARTER 1994:         -3.47%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002



      The table shows the Fund's Primary A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman 7-Year Municipal Bond Index, a broad based, unmanaged index of investment grade bonds with maturity of seven to eight years and the Lehman Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. All dividends are reinvested. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                1 YEAR   5 YEARS   10 YEARS    FUND*
         PRIMARY A SHARES RETURNS BEFORE TAXES   6.85%    4.95%     5.56%      5.74%



         PRIMARY A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS                      6.85%    4.93%     5.54%      5.72%



         PRIMARY A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS AND SALE OF FUND
           SHARES                                6.10%    4.93%     5.46%      5.63%



         LEHMAN 7-YEAR MUNICIPAL BOND INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                   10.35%    6.07%     6.34%      6.34%



         LEHMAN QUALITY INTERMEDIATE MUNICIPAL
           INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)              9.23%    5.89%     --**       --**

      *THE INCEPTION DATE OF PRIMARY A SHARES IS JANUARY 6, 1992. THE RETURNS
       FOR THE INDICES SHOWN ARE FROM THAT DATE.

      **THE INCEPTION DATE OF THE FUND IS PRIOR TO THE INCEPTION DATE FOR THIS
        INDEX AND THIS INDEX DOES NOT YET HAVE 10 YEARS OF PERFORMANCE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Primary A
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.40%



         Other expenses                                                  0.31%
                                                                          ------



         Total annual Fund operating expenses                            0.71%



         Fee waivers and/or reimbursements                              (0.21)%
                                                                          ------



         Total net expenses(2)                                           0.50%
                                                                          ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         PRIMARY A SHARES                        $51      $206      $374       $863

NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 67.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF TENNESSEE

- DURATION: 3 TO 6 YEARS

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

DURATION

DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal income tax and the
                   Tennessee Hall Income Tax on unearned income consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Tennessee Hall income tax on unearned income. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

When selecting individual investments, the team:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons and expected and timing of cash flows

  - tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Tennessee Intermediate Municipal Bond Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on Tennessee municipal obligations, which is generally free from federal income tax and the Tennessee Hall Income Tax on unearned income, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

      - STATE SPECIFIC RISK -- State specific risk is the chance that the Fund, because it invests primarily in securities issued by Tennessee and its municipalities, is more vulnerable to unfavorable developments in Tennessee than funds that invest in municipal bonds of many different states. During the last few years, the State has struggled to balance its budget relying on nonrecurring revenue sources to accomplish this mandate. Governor Bredesen has recently succeeded in getting the State legislature to pass a balanced budget based on substantial reduction in State expenditures. By reducing its expenses, the State may now have the foundation to move past its current fiscal crisis. However, without improvements in the State's economy, few new initiatives are likely to be undertaken. While Nissan Motor Manufacturing, Saturn Corporation and the other industries that have located in Tennessee capitalizing on its central location, favorable business climate and its advanced transportation system have contributed to the existing economy, adverse conditions affecting these businesses could have an impact on Tennessee municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----
              -4.47%   14.15%    3.92%    6.92%    5.41%   -1.25%    8.31%    5.43%    8.25%



              *Year-to-date return as of June 30, 2003: 2.87%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           5.82%
         WORST: 1ST QUARTER 1994:         -4.19%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002



      The table shows the Fund's Primary A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman 7-Year Municipal Bond Index, a broad based, unmanaged index of investment grade bonds with maturity of seven to eight years and the Lehman Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. All dividends are reinvested. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                         1 YEAR   5 YEARS    FUND*
         PRIMARY A SHARES RETURNS BEFORE TAXES            8.25%    5.17%     5.32%



         PRIMARY A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                  8.25%    5.17%     5.31%



         PRIMARY A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES          6.80%    5.05%     5.19%



         LEHMAN 7-YEAR MUNICIPAL BOND INDEX (REFLECTS
           NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)    10.35%    6.07%     6.17%



         LEHMAN QUALITY INTERMEDIATE MUNICIPAL INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES
           OR TAXES)                                      9.23%    5.89%     --**

      *THE INCEPTION DATE OF PRIMARY A SHARES IS APRIL 13, 1993. THE RETURNS FOR
       THE INDICES SHOWN ARE FROM THAT DATE.

      **THE INCEPTION DATE OF THE FUND IS PRIOR TO THE INCEPTION DATE FOR THIS
        INDEX.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Primary A
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.40%



         Other expenses                                                  0.44%
                                                                          ------



         Total annual Fund operating expenses                            0.84%



         Fee waivers and/or reimbursements                              (0.34)%
                                                                          ------



         Total net expenses(2)                                           0.50%
                                                                          ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         PRIMARY A SHARES                        $51      $234      $433      $1,006

NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 67.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF TEXAS

- DURATION: 3 TO 6 YEARS

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

DURATION

DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN
INTEREST RATES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal income tax consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Texas individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

When selecting individual investments, the team:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Texas Intermediate Municipal Bond Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities of the state of Texas, its public authorities and local governments. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax, but may be subject to the federal alternative minimum tax, and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

      - STATE SPECIFIC RISK -- State specific risk is the chance that the Fund, because it invests primarily in securities issued by Texas and its municipalities, is more vulnerable to unfavorable developments in Texas than funds that invest in municipal bonds of many different states. For example, the State's economy relies significantly on the high technology manufacturing (including computers, electronics and telecommunications equipment) and energy industries along with an increasing emphasis on international trade. Each of these sectors has suffered from recent economic downturns. Continued adverse conditions in one or more of these sectors could have an adverse impact on Texas municipal securities.


--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----
              -3.33%   12.93%    3.65%    7.12%    5.41%   -1.19%    8.53%    4.98%    7.32%



              *Year-to-date return as of June 30, 2003: 3.46%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           4.94%
         WORST: 1ST QUARTER 1994:         -3.98%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002



      The table shows the Fund's Primary A Shares' average total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman 7-Year Municipal Bond Index, a broad based, unmanaged index of investment grade bonds with maturity of seven to eight years and the Lehman Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. All dividends are reinvested. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                             LIFE OF
                                                         1 YEAR   5 YEARS     FUND*
         PRIMARY A SHARES RETURNS BEFORE TAXES            7.32%    4.96%      5.38%



         PRIMARY A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                  7.32%    4.94%      5.36%



         PRIMARY A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES          6.36%    4.92%      5.28%



         LEHMAN 7-YEAR MUNICIPAL BOND INDEX (REFLECTS
           NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)    10.35%    6.07%      5.90%



         LEHMAN QUALITY INTERMEDIATE MUNICIPAL INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES
           OR TAXES)                                      9.23%    5.89%      --**

      *THE INCEPTION DATE OF PRIMARY A SHARES IS JANUARY 12, 1993. THE RETURNS
       FOR THE INDICES SHOWN ARE FROM THAT DATE.

      **THE INCEPTION DATE OF THE FUND IS PRIOR TO THE INCEPTION DATE FOR THIS
        INDEX.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Primary A
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.40%



         Other expenses                                                  0.31%
                                                                          ------



         Total annual Fund operating expenses                            0.71%



         Fee waivers and/or reimbursements                              (0.21)%
                                                                          ------



         Total net expenses(2)                                           0.50%
                                                                          ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         PRIMARY A SHARES                        $51      $206      $374       $863

NATIONS VIRGINIA INTERMEDIATE MUNICIPAL
BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 67.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF VIRGINIA

- DURATION: 3 TO 6 YEARS

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

DURATION

DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal and Virginia state income taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Virginia individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

When selecting individual investments, the team:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Virginia Intermediate Municipal Bond Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on Virginia municipal obligations, which is generally free from federal income tax and Virginia state income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

      - STATE SPECIFIC RISK -- State specific risk is the chance that the Fund, because it invests primarily in securities issued by Virginia and its municipalities, is more vulnerable to unfavorable developments in Virginia than funds that invest in municipal bonds of many different states. Traditionally, Virginia's economy has relied heavily upon industries such as agriculture (tobacco) and federal government-related employment. However, recent growth in the State's economy has been related to new businesses in high-technology and tourism industries. Adverse conditions affecting these industries could have a significant impact on Virginia municipal securities.


--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              10.08%   -4.29%   13.39%    3.82%    6.83%    5.46%   -1.01%    8.70%    4.99%    7.79%



              *Year-to-date return as of June 30, 2003: 3.01%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           5.24%
         WORST: 1ST QUARTER 1994:         -4.07%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002



      The table shows the Fund's Primary A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman 7-Year Municipal Bond Index, a broad based, unmanaged index of investment grade bonds with maturity of seven to eight years and the Lehman Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. All dividends are reinvested. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                       1 YEAR   5 YEARS   10 YEARS
         PRIMARY A SHARES RETURNS BEFORE TAXES          7.79%    5.13%     5.46%



         PRIMARY A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                7.79%    5.13%     5.43%



         PRIMARY A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES        6.55%    5.03%     5.33%



         LEHMAN 7-YEAR MUNICIPAL BOND INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES
           OR TAXES)                                   10.35%    6.07%     6.34%



         LEHMAN QUALITY INTERMEDIATE MUNICIPAL INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES
           OR TAXES)                                    9.23%    5.89%     --*

      *THIS INDEX DOES NOT YET HAVE 10 YEARS OF PERFORMANCE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Primary A
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.40%



         Other expenses                                                  0.30%
                                                                          ------



         Total annual Fund operating expenses                            0.70%



         Fee waivers and/or reimbursements                              (0.20)%
                                                                          ------



         Total net expenses(2)                                           0.50%
                                                                          ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         PRIMARY A SHARES                        $51      $204      $370       $852

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 5. The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN NATIONS MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest their assets in Nations Money Market Funds. BACAP and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. BACAP may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Funds.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, distribution, administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO TURNOVER -- A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. The annual portfolio turnover rate for Nations California Intermediate Municipal Bond Fund is expected to be no more than 91%. You'll find the portfolio turnover rate for each other Fund in FINANCIAL HIGHLIGHTS.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.321.7854 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

How the Funds are managed
(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------


INVESTMENT ADVISER

BACAP is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Funds described in this prospectus.

BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $195 billion, BACAP acts as investment manager for individuals, corporations, private investment companies and financial institutions. BACAP uses a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP's Municipal Fixed Income Management Team is responsible for making the day-to-day investment decisions for each Fund.

Nations Funds pays BACAP an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly.

BACAP has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2004. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BACAP will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BACAP can receive, along with the actual advisory fees BACAP and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  NATIONS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND         0.40%        0.15%



  NATIONS CALIFORNIA MUNICIPAL BOND FUND                      0.50%        0.30%



  NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND            0.40%        0.20%



  NATIONS FLORIDA MUNICIPAL BOND FUND                         0.50%        0.27%



  NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND            0.40%        0.19%



  NATIONS KANSAS MUNICIPAL INCOME FUND                        0.50%        0.22%



  NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND           0.40%        0.20%



  NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND     0.40%        0.20%



  NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND     0.40%        0.21%



  NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND          0.40%        0.08%



  NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND              0.40%        0.21%



  NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND           0.40%        0.22%

INVESTMENT SUB-ADVISER

Nations Funds and BACAP may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BACAP retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BACAP may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. BACAP and the Funds have applied for relief from the SEC to permit the Funds to act on many of BACAP's recommendations with approval only by the Board and not by Fund shareholders. BACAP or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BACAP and the Fund obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

BACAP DISTRIBUTORS, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO REFERRED TO AS A SELLING OR SERVICING AGENT. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

--------------------------------------------------------------------------------

The Funds are distributed by BACAP Distributors, LLC (BACAP Distributors), a registered broker/dealer.

BACAP Distributors is also administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay BACAP Distributors a fee of 0.22% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

BACAP and BACAP Distributors may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.


--------------------------------------------------------------------------------

PFPC INC.

400 BELLEVUE PARKWAY WILMINGTON, DELAWARE 19809

--------------------------------------------------------------------------------


PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares
(BUYING, SELLING AND TRANSFERRING GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Primary A Shares of the Funds. Here are some general rules about this class of shares:

  - Primary A Shares are available to certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they act as a fiduciary, agent or custodian. These include:

    - Bank of America and certain of its affiliates

    - certain other financial institutions and intermediaries, including financial planners and investment advisers

    - institutional investors

    - endowments

    - other Funds in the Nations Funds Family

  - The minimum initial investment is $250,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Primary A Shares.

  - There is no minimum amount for additional investments.

  - There are no sales charges for buying, selling or exchanging these shares.

You'll find more information about buying, selling and exchanging Primary A Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions, or you need help placing an order.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, we'll base the price of a security on its fair value. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Primary A Shares at net asset value per share.

        - If we don't receive payment within three business days of receiving an order, we'll refuse the order. We'll return any payment received for orders that we refuse.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

        - Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.


(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We normally send the sale proceeds by Fedwire to investors within three business days after BACAP Distributors, PFPC or their agents receive your order.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you

        - under certain other circumstances allowed under the 1940 Act

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(EXCHANGING SHARES EXCHANGING SHARES
  GRAPHIC)

      You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - You can exchange Primary A Shares of a Fund for Primary A Shares of any other Nations Fund. In some cases, the only Money Market Fund option is Trust Class Shares of Nations Money Market Funds.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - The interests of a Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." The exchange privilege is not intended as a vehicle for market timing. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. When BACAP believes frequent trading would have a disruptive effect on a Fund's ability to manage its investments, a Fund may reject purchase orders and exchanges into a Fund by any person, group or account that is believed to be a market timer.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

Distributions and taxes

(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME,
THE POWER OF COMPOUNDING HAS
THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU
REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------

ABOUT DISTRIBUTIONS


A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

All of the Funds distribute any net realized capital gain at least once a year. The Funds normally declare distributions of net investment income daily and pay them monthly. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at 1.800.321.7854.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of our shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which may be subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the gain. This distribution is subject to tax. The Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions that come from a Fund's tax-exempt interest income generally are free from federal income tax. These distributions generally are not subject to state individual income tax (or other applicable state tax, like the Florida intangibles tax) if a Fund invests primarily in securities from that state or its subdivisions. For example, you generally won't be subject to California state individual income tax on distributions that come from Nations California Municipal Bond Fund's investments in California state and local municipal obligations. You may, however, be subject to other state and local taxes on these distributions. A portion of these distributions may also be subject to alternative minimum taxes. Texas doesn't impose state income tax.

Any distributions that come from taxable income or realized capital gain are generally subject to tax. Distributions that come from any taxable interest income and net short-term capital gain generally are taxable to you as ordinary income. Distributions of net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Under recent changes to the tax code, an individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges on or after May 6, 2003.

No other Fund distributions are expected to qualify for reduced taxation under such recent changes to the tax code. Corporate shareholders will not be able to deduct any distributions from a Fund when determining their taxable income.

In general, all taxable distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

WITHHOLDING TAX

We're required by federal law to withhold tax on any taxable distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS CALIFORNIA INTERMEDIATE

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
MUNICIPAL BOND FUND


                                                                  PERIOD ENDED
  PRIMARY A SHARES*                                                03/31/03#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                               $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                        0.22
  Net realized and unrealized gain/(loss)
   on investments                                                     0.07
  Net increase/(decrease) in net asset
   value from operations                                              0.29
  LESS DISTRIBUTIONS:
  Dividends from net investment income                               (0.22)
  Distributions from net realized capital
   gains                                                             (0.07)
  Total dividends and distributions                                  (0.29)
  Net asset value, end of period                                     $10.00
  TOTAL RETURN++                                                     2.94%
  RATIOS TO AVERAGE NET
   ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                              $124,009
  Ratio of operating expenses to average
   net assets                                                      0.50%(a)+
  Ratio of net investment income/(loss)
   to average net assets                                             3.61%+
  Portfolio turnover rate                                             19%
  Ratio of operating expenses to average
   net assets without waivers and/or
   expense reimbursements                                            0.77%+

* Nations California Intermediate Municipal Bond Primary A Shares commenced operations on August 19, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS CALIFORNIA MUNICIPAL
BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                 YEAR ENDED                 YEAR ENDED                 YEAR ENDED
  PRIMARY A SHARES                                03/31/03#                03/31/02+++#                 03/31/01#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period              $7.28                      $7.45                      $7.13
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                      0.35                       0.35                       0.37
  Net realized and unrealized gain/(loss)
   on investments                                   0.32                      (0.14)                      0.33
  Net increase/(decrease) in net asset
   value from operations                            0.67                       0.21                       0.70
  LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.34)                     (0.35)                     (0.36)
  Distributions from net realized capital
   gains                                           (0.01)                     (0.03)                     (0.02)
  Total dividends and distributions                (0.35)                     (0.38)                     (0.38)
  Net asset value, end of period                    $7.60                      $7.28                      $7.45
  TOTAL RETURN++                                    9.37%                      2.85%                     10.05%
  RATIOS TO AVERAGE NET
   ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $171,155                    $57,803                    $37,285
  Ratio of operating expenses to average
   net assets                                     0.60%(a)                     0.60%                    0.60%(a)
  Ratio of net investment income/(loss)
   to average net assets                            4.56%                      4.71%                      5.04%
  Portfolio turnover rate                            6%                         8%                         20%
  Ratio of operating expenses to average
   net assets without waivers and/or
   expense reimbursements                           0.82%                      0.85%                      0.82%

                                                 PERIOD ENDED
  PRIMARY A SHARES                                 03/31/00*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period               $7.51
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                       0.30
  Net realized and unrealized gain/(loss)
   on investments                                   (0.36)
  Net increase/(decrease) in net asset
   value from operations                            (0.06)
  LESS DISTRIBUTIONS:
  Dividends from net investment income              (0.30)
  Distributions from net realized capital
   gains                                            (0.02)
  Total dividends and distributions                 (0.32)
  Net asset value, end of period                     $7.13
  TOTAL RETURN++                                    (0.66)%
  RATIOS TO AVERAGE NET
   ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)              $21,654
  Ratio of operating expenses to average
   net assets                                      0.60%+(a)
  Ratio of net investment income/(loss)
   to average net assets                            4.70%+
  Portfolio turnover rate                             34%
  Ratio of operating expenses to average
   net assets without waivers and/or
   expense reimbursements                           0.79%+

* Nations California Municipal Bond Fund Primary A Shares commenced operations on May 21, 1999.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ Effective April 1, 2001, Nations California Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Primary A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.69% to 4.71%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS FLORIDA INTERMEDIATE
MUNICIPAL BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  PRIMARY A SHARES                             03/31/03#           03/31/02*#            03/31/01             03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.55               $10.70               $10.34               $10.79
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.46                 0.50                 0.50                 0.50
  Net realized and unrealized gain/(loss)
    on investments                               0.26                (0.15)                0.37                (0.45)
  Net increase/(decrease) in net asset
    value from operations                        0.72                 0.35                 0.87                 0.05
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.46)               (0.50)               (0.51)               (0.50)
  Net asset value, end of year                  $10.81               $10.55               $10.70               $10.34
  TOTAL RETURN++                                 6.94%                3.28%                8.59%                0.54%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $216,624             $211,928             $240,441             $207,704
  Ratio of operating expenses to average
    net assets                                 0.50%(a)             0.50%(a)             0.50%(a)             0.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                        4.29%                4.65%                4.82%                4.80%
  Portfolio turnover rate                         20%                  15%                  6%                   12%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.72%                0.73%                0.71%                0.74%

                                               YEAR ENDED
  PRIMARY A SHARES                              03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.77
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.50
  Net realized and unrealized gain/(loss)
    on investments                                0.02
  Net increase/(decrease) in net asset
    value from operations                         0.52
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.50)
  Net asset value, end of year                   $10.79
  TOTAL RETURN++                                  4.95%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $234,530
  Ratio of operating expenses to average
    net assets                                    0.50%
  Ratio of net investment income/(loss)
    to average net assets                         4.65%
  Portfolio turnover rate                          14%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.72%

* Effective April 1, 2001, Nations Florida Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Primary A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.61% to 4.65%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS FLORIDA MUNICIPAL
BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  PRIMARY A SHARES                             03/31/03#           03/31/02*#            03/31/01             03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $9.81                $9.98                $9.53                $9.99
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.46                 0.47                 0.48                 0.48
  Net realized and unrealized gain/(loss)
    on investments                               0.48                (0.12)                0.46                (0.46)
  Net increase/(decrease) in net asset
    value from operations                        0.94                 0.35                 0.94                 0.02
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.46)               (0.47)               (0.48)               (0.48)
  Distributions from net realized capital
    gains                                       (0.18)               (0.05)               (0.01)                 --
  Total dividends and distributions             (0.64)               (0.52)               (0.49)               (0.48)
  Net asset value, end of year                  $10.11                $9.81                $9.98                $9.53
  TOTAL RETURN++                                 9.76%                3.55%               10.13%                0.26%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $68,698              $75,300              $92,327              $79,335
  Ratio of operating expenses to average
    net assets                                 0.60%(a)             0.60%(a)             0.60%(a)             0.60%(a)
  Ratio of net investment income/(loss)
    to average net assets                        4.53%                4.76%                4.93%                4.98%
  Portfolio turnover rate                         21%                  5%                   7%                   18%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.85%                0.87%                0.83%                0.86%

                                               YEAR ENDED
  PRIMARY A SHARES                              03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.99
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.48
  Net realized and unrealized gain/(loss)
    on investments                                 --
  Net increase/(decrease) in net asset
    value from operations                         0.48
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.48)
  Distributions from net realized capital
    gains                                          --
  Total dividends and distributions              (0.48)
  Net asset value, end of year                    $9.99
  TOTAL RETURN++                                  4.90%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $77,197
  Ratio of operating expenses to average
    net assets                                  0.60%(a)
  Ratio of net investment income/(loss)
    to average net assets                         4.80%
  Portfolio turnover rate                          16%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.85%

* Effective April 1, 2001, Nations Florida Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Primary A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.71% to 4.76%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
# Per share net investment income has been calculated using the monthly average shares method.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS GEORGIA INTERMEDIATE
MUNICIPAL BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  PRIMARY A SHARES                             03/31/03#           03/31/02*#            03/31/01             03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.69               $10.82               $10.42               $10.94
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.49                 0.50                 0.51                 0.50
  Net realized and unrealized gain/(loss)
    on investments                               0.23                (0.13)                0.40                (0.51)
  Net increase/(decrease) in net asset
    value from operations                        0.72                 0.37                 0.91                (0.01)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.49)               (0.50)               (0.51)               (0.50)
  Distributions from net realized capital
    gains                                         --                   --                   --                 (0.01)
  Total dividends and distributions             (0.49)               (0.50)               (0.51)               (0.51)
  Net asset value, end of year                  $10.92               $10.69               $10.82               $10.42
  TOTAL RETURN++                                 6.81%                3.50%                8.93%               (0.02)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $150,797             $134,638             $128,158             $121,948
  Ratio of operating expenses to average
    net assets                                 0.50%(a)             0.50%(a)             0.50%(a)             0.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                        4.47%                4.65%                4.80%                4.69%
  Portfolio turnover rate                         15%                  6%                   10%                  28%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.73%                0.76%                0.73%                0.78%

                                               YEAR ENDED
  PRIMARY A SHARES                              03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.92
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.49
  Net realized and unrealized gain/(loss)
    on investments                                0.07
  Net increase/(decrease) in net asset
    value from operations                         0.56
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.50)
  Distributions from net realized capital
    gains                                        (0.04)
  Total dividends and distributions              (0.54)
  Net asset value, end of year                   $10.94
  TOTAL RETURN++                                  5.20%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $132,016
  Ratio of operating expenses to average
    net assets                                    0.50%
  Ratio of net investment income/(loss)
    to average net assets                         4.51%
  Portfolio turnover rate                          14%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.73%

* Effective April 1, 2001, Nations Georgia Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Primary A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.61% to 4.65%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
# Per share net investment income has been calculated using the monthly average shares method.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS KANSAS MUNICIPAL
INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED                      YEAR ENDED
  PRIMARY A SHARES                                  03/31/03#                       03/31/02#*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                $10.16                          $10.33
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                         0.42                            0.45
  Net realized and unrealized gain/(loss)
    on investments                                     0.32                           (0.16)
  Net increase/(decrease) in net asset
    value from operations                              0.74                            0.29
  LESS DISTRIBUTIONS:
  Dividends from net investment income                (0.42)                          (0.45)
  Distributions from net realized capital
    gains                                             (0.02)                          (0.01)
  Total dividends and distributions                   (0.44)                          (0.46)
  Net asset value, end of period                      $10.46                          $10.16
  TOTAL RETURN++                                      7.45%                           2.84%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)               $89,718                         $98,506
  Ratio of operating expenses to average
    net assets                                       0.60%(a)                        0.60%(a)
  Ratio of net investment income/(loss)
    to average net assets                             4.07%                           4.40%
  Portfolio turnover rate                              42%                             13%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                            0.90%                           0.91%

                                                    PERIOD ENDED
  PRIMARY A SHARES                                  03/31/01+++#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                 $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                          0.46
  Net realized and unrealized gain/(loss)
    on investments                                      0.18
  Net increase/(decrease) in net asset
    value from operations                               0.64
  LESS DISTRIBUTIONS:
  Dividends from net investment income                 (0.31)
  Distributions from net realized capital
    gains                                                --
  Total dividends and distributions                    (0.31)
  Net asset value, end of period                       $10.33
  TOTAL RETURN++                                       6.60%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                $111,226
  Ratio of operating expenses to average
    net assets                                       0.60%+(a)
  Ratio of net investment income/(loss)
    to average net assets                            4.44%+(a)
  Portfolio turnover rate                               17%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                             0.93%+

* Effective April 1, 2001, Nations Kansas Municipal Income Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Primary A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.39% to 4.40%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ Nations Kansas Municipal Income Fund Primary A Shares commenced operations on July 17, 2000.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MARYLAND INTERMEDIATE
MUNICIPAL BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  PRIMARY A SHARES                             03/31/03#           03/31/02*#            03/31/01#            03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.84               $11.01               $10.58               $11.07
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.47                 0.50                 0.51                 0.50
  Net realized and unrealized gain/(loss)
    on investments                               0.38                (0.17)                0.43                (0.48)
  Net increase/(decrease) in net asset
    value from operations                        0.85                 0.33                 0.94                 0.02
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.47)               (0.50)               (0.51)               (0.50)
  Distributions from net realized capital
    gains                                         --                   --                   --                 (0.01)
  Total dividends and distributions             (0.47)               (0.50)               (0.51)               (0.51)
  Net asset value, end of year                  $11.22               $10.84               $11.01               $10.58
  TOTAL RETURN++                                 7.95%                3.02%                9.08%                0.17%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $192,668             $172,600             $178,304             $169,218
  Ratio of operating expenses to average
    net assets                                 0.50%(a)             0.50%(a)               0.50%                0.50%
  Ratio of net investment income/(loss)
    to average net assets                        4.22%                4.54%                4.72%                4.65%
  Portfolio turnover rate                         15%                  16%                  13%                  21%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.72%                0.74%                0.71%                0.76%

                                               YEAR ENDED
  PRIMARY A SHARES                              03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $11.01
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.50
  Net realized and unrealized gain/(loss)
    on investments                                0.06
  Net increase/(decrease) in net asset
    value from operations                         0.56
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.50)
  Distributions from net realized capital
    gains                                          --
  Total dividends and distributions              (0.50)
  Net asset value, end of year                   $11.07
  TOTAL RETURN++                                  5.17%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $183,356
  Ratio of operating expenses to average
    net assets                                    0.50%
  Ratio of net investment income/(loss)
    to average net assets                         4.51%
  Portfolio turnover rate                          22%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.74%

* Effective April 1, 2001, Nations Maryland Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Primary A Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.49% to 4.54%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS NORTH CAROLINA INTERMEDIATE
MUNICIPAL BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  PRIMARY A SHARES                             03/31/03#           03/31/02*#            03/31/01#            03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.43               $10.58               $10.21               $10.71
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.46                 0.49                 0.49                 0.48
  Net realized and unrealized gain/(loss)
    on investments                               0.42                (0.16)                0.37                (0.48)
  Net increase/(decrease) in net asset
    value from operations                        0.88                 0.33                 0.86                  --
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.46)               (0.48)               (0.49)               (0.48)
  Distributions from net realized capital
    gains                                         --                   --                   --                 (0.02)
  Total dividends and distributions             (0.46)               (0.48)               (0.49)               (0.50)
  Net asset value, end of year                  $10.85               $10.43               $10.58               $10.21
  TOTAL RETURN++                                 8.59%                3.20%                8.61%                0.05%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $203,170             $176,671             $180,126             $175,650
  Ratio of operating expenses to average
    net assets                                   0.50%              0.50%(a)             0.50%(a)             0.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                        4.30%                4.58%                4.71%                4.67%
  Portfolio turnover rate                         9%                   13%                  19%                  19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.72%                0.74%                0.71%                0.76%

                                               YEAR ENDED
  PRIMARY A SHARES                              03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.70
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.49
  Net realized and unrealized gain/(loss)
    on investments                                0.04
  Net increase/(decrease) in net asset
    value from operations                         0.53
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.49)
  Distributions from net realized capital
    gains                                        (0.03)
  Total dividends and distributions              (0.52)
  Net asset value, end of year                   $10.71
  TOTAL RETURN++                                  5.03%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $193,398
  Ratio of operating expenses to average
    net assets                                    0.50%
  Ratio of net investment income/(loss)
    to average net assets                         4.57%
  Portfolio turnover rate                          16%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.71%

* Effective April 1, 2001, Nations North Carolina Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Primary A Shares - increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.48% to 4.58%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS SOUTH CAROLINA INTERMEDIATE
MUNICIPAL BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  PRIMARY A SHARES                             03/31/03#           03/31/02*#            03/31/01#            03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.50               $10.64               $10.27               $10.79
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.50                 0.52                 0.52                 0.51
  Net realized and unrealized gain/(loss)
    on investments                               0.24                (0.14)                0.37                (0.51)
  Net increase/(decrease) in net asset
    value from operations                        0.74                 0.38                 0.89                  --
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.50)               (0.52)               (0.52)               (0.51)
  Distributions from net realized capital
    gains                                      (0.00)##                --                   --                 (0.01)
  Total dividends and distributions             (0.50)               (0.52)               (0.52)               (0.52)
  Net asset value, end of year                  $10.74               $10.50               $10.64               $10.27
  TOTAL RETURN++                                 7.16%                3.65%                8.85%                0.09%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $212,300             $207,645             $217,513             $204,854
  Ratio of operating expenses to average
    net assets                                 0.50%(a)             0.50%(a)             0.50%(a)             0.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                        4.64%                4.92%                4.95%                4.88%
  Portfolio turnover rate                         24%                  8%                   9%                   14%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.71%                0.73%                0.70%                0.74%

                                               YEAR ENDED
  PRIMARY A SHARES                              03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.79
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.51
  Net realized and unrealized gain/(loss)
    on investments                                0.04
  Net increase/(decrease) in net asset
    value from operations                         0.55
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.51)
  Distributions from net realized capital
    gains                                        (0.04)
  Total dividends and distributions              (0.55)
  Net asset value, end of year                   $10.79
  TOTAL RETURN++                                  5.22%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $239,195
  Ratio of operating expenses to average
    net assets                                  0.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                         4.75%
  Portfolio turnover rate                          9%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.69%

* Effective April 1, 2001, Nations South Carolina Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Primary A Shares - increase net investment income per share by $0.02, decrease net realized and unrealized gains or losses per share by $0.02 and increase the ratio of net investment income to average net assets from 4.78% to 4.92%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TENNESSEE INTERMEDIATE
MUNICIPAL BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  PRIMARY A SHARES                             03/31/03#           03/31/02*#            03/31/01#            03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.25               $10.35                $9.91               $10.46
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.44                 0.46                 0.48                 0.47
  Net realized and unrealized gain/(loss)
    on investments                               0.43                (0.10)                0.44                (0.54)
  Net increase/(decrease) in net asset
    value from operations                        0.87                 0.36                 0.92                (0.07)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.44)               (0.46)               (0.48)               (0.47)
  Distributions from net realized capital
    gains                                         --                   --                   --                 (0.01)
  Total dividends and distributions             (0.44)               (0.46)               (0.48)               (0.48)
  Net asset value, end of year                  $10.68               $10.25               $10.35                $9.91
  TOTAL RETURN++                                 8.65%                3.54%                9.53%               (0.67)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $54,802              $40,807              $38,928              $37,736
  Ratio of operating expenses to average
    net assets                                 0.50%(a)               0.50%              0.50%(a)             0.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                        4.18%                4.45%                4.77%                4.62%
  Portfolio turnover rate                         16%                  0%                   10%                  49%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.84%                0.93%                0.84%                0.94%

                                               YEAR ENDED
  PRIMARY A SHARES                              03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.40
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.47
  Net realized and unrealized gain/(loss)
    on investments                                0.06
  Net increase/(decrease) in net asset
    value from operations                         0.53
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.47)
  Distributions from net realized capital
    gains                                          --
  Total dividends and distributions              (0.47)
  Net asset value, end of year                   $10.46
  TOTAL RETURN++                                  5.18%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $42,826
  Ratio of operating expenses to average
    net assets                                    0.50%
  Ratio of net investment income/(loss)
    to average net assets                         4.48%
  Portfolio turnover rate                          22%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.85%

* Effective April 1, 2001, Nations Tennessee Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Primary A Shares - increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.44% to 4.45%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TEXAS INTERMEDIATE
MUNICIPAL BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  PRIMARY A SHARES                             03/31/03#           03/31/02*#            03/31/01             03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.19               $10.35               $10.00               $10.48
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.47                 0.50                 0.51                 0.49
  Net realized and unrealized gain/(loss)
    on investments                               0.32                (0.16)                0.35                (0.48)
  Net increase/(decrease) in net asset
    value from operations                        0.79                 0.34                 0.86                 0.01
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.47)               (0.50)               (0.51)               (0.49)
  Distributions from net realized capital
    gains                                         --                   --                   --                (0.00)##
  Total dividends and distributions             (0.47)               (0.50)               (0.51)               (0.49)
  Net asset value, end of year                  $10.51               $10.19               $10.35               $10.00
  TOTAL RETURN++                                 7.92%                3.36%                8.78%                0.17%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $263,658             $265,882             $286,949             $326,323
  Ratio of operating expenses to average
    net assets                                 0.50%(a)             0.50%(a)             0.50%(a)             0.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                        4.54%                4.87%                5.00%                4.84%
  Portfolio turnover rate                         29%                  5%                   6%                   33%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.71%                0.72%                0.70%                0.72%

                                               YEAR ENDED
  PRIMARY A SHARES                              03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.50
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.49
  Net realized and unrealized gain/(loss)
    on investments                                0.02
  Net increase/(decrease) in net asset
    value from operations                         0.51
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.49)
  Distributions from net realized capital
    gains                                        (0.04)
  Total dividends and distributions              (0.53)
  Net asset value, end of year                   $10.48
  TOTAL RETURN++                                  4.98%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $391,431
  Ratio of operating expenses to average
    net assets                                    0.50%
  Ratio of net investment income/(loss)
    to average net assets                         4.66%
  Portfolio turnover rate                          22%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.68%

* Effective April 1, 2001, Nations Texas Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Primary A Shares - increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.84% to 4.87%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS VIRGINIA INTERMEDIATE
MUNICIPAL BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  PRIMARY A SHARES                             03/31/03#           03/31/02*#            03/31/01#            03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.79               $10.92               $10.51               $10.98
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.48                 0.50                 0.50                 0.50
  Net realized and unrealized gain/(loss)
    on investments                               0.39                (0.13)                0.41                (0.47)
  Net increase/(decrease) in net asset
    value from operations                        0.87                 0.37                 0.91                 0.03
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.48)               (0.50)               (0.50)               (0.50)
  Distributions from net realized capital
    gains                                         --                   --                   --                (0.00)##
  Total dividends and distributions             (0.48)               (0.50)               (0.50)               (0.50)
  Net asset value, end of year                  $11.18               $10.79               $10.92               $10.51
  TOTAL RETURN++                                 8.21%                3.44%                8.92%                0.29%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $287,348             $237,459             $252,741             $228,698
  Ratio of operating expenses to average
    net assets                                 0.50%(a)             0.50%(a)               0.50%              0.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                        4.36%                4.58%                4.73%                4.66%
  Portfolio turnover rate                         7%                   10%                  9%                   23%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.70%                0.72%                0.70%                0.73%

                                               YEAR ENDED
  PRIMARY A SHARES                              03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.92
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.50
  Net realized and unrealized gain/(loss)
    on investments                                0.06
  Net increase/(decrease) in net asset
    value from operations                         0.56
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.50)
  Distributions from net realized capital
    gains                                          --
  Total dividends and distributions              (0.50)
  Net asset value, end of year                   $10.98
  TOTAL RETURN++                                  5.21%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $227,299
  Ratio of operating expenses to average
    net assets                                  0.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                         4.54%
  Portfolio turnover rate                          5%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.70%

* Effective April 1, 2001, Nations Virginia Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Primary A Shares - increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.49% to 4.58%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

BOND -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity.

Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB GLOBAL HIGH YIELD INDEX -- the Credit Suisse First Boston Global High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

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

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

J.P. MORGAN EMERGING MARKETS BOND INDEX GLOBAL -- an unmanaged index that covers 27 emerging market countries. Included in the index are U.S. dollar-denominated Brady bonds, Eruobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities. The index will only consider for inclusion emerging markets issues denominated in U.S. dollars, with a minimum current face outstanding of $500 million and at least

2 1/2 years to maturity (at the time each is added to the index). All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN 1-YEAR MUNICIPAL BOND INDEX -- a broad-based, unmanaged index consisting of tax free bonds with maturities greater than 1 year but less than 2 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN 3-YEAR MUNICIPAL BOND INDEX -- a broad-based, unmanaged index of investment grade bonds with maturities of greater than two years and less than four years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN 7-YEAR MUNICIPAL BOND INDEX -- a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN AGGREGATE BOND INDEX -- an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN GOVERNMENT BOND INDEX -- an unmanaged index of government bonds with an average maturity of approximately nine years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN GOVERNMENT/CORPORATE BOND INDEX -- an unmanaged index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN INTERMEDIATE GOVERNMENT CREDIT INDEX -- an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with maturities of 1 to 10 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN MUNICIPAL BOND INDEX -- a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN QUALITY INTERMEDIATE MUNICIPAL INDEX -- a broad-based, unmanaged index consisting of tax free bonds with a minimum quality rating of A3 from Moody's and having a maturity range between 2 and 11 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH 1-3 YEAR TREASURY INDEX -- an unmanaged index of U.S. Treasury bonds with maturities of 1 to 3 years. All dividends are reinvested. It

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

is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities.

Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

SALOMON B/BB HIGH YIELD MARKET INDEX -- an unmanaged index that includes U.S. dollar-denominated bonds rated B or BB by a nationally recognized statistical rating organization and issued in the U.S. by entities domiciled in the U.S. and Canada only. The index includes cash pay bonds as well as zero coupon and payment in-kind bonds. It includes registered bonds as well as bonds issued under Rule 144-A. Minimum issue size is $100 million. Issues originally investment grade but subsequently downgraded to non-investment grade are included immediately. For issuers with more than one issue of bonds outstanding, all issues are included in the index. The index does not include defaulted bonds. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. TREASURY OBLIGATION -- a debt security issued by the U.S. Treasury.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Where to find more information
(QUESTION MARK GRAPHIC)
You'll find more information about Nations Funds State Municipal Bond Funds in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS



      The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Funds and their policies. The
                   SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations
      Funds:

      By telephone: 1.800.321.7854

      By mail:
      NATIONS FUNDS
      C/O BACAP DISTRIBUTORS, LLC
      ONE BANK OF AMERICA PLAZA
      33RD FLOOR
      CHARLOTTE, NC 28255

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


SEC file number:
Nations Funds Trust, 811-09645
SMBPROPA-0803


                                                            (NATIONS FUNDS LOGO)

       Nations LifeGoal(R) Portfolios
       -------------------------------------------------------------------------
       Prospectus -- Primary A Shares
       August 1, 2003
(NATIONS FUNDS LOGO)

NATIONS LIFEGOAL(R)
GROWTH PORTFOLIO
NATIONS LIFEGOAL(R)
BALANCED GROWTH
PORTFOLIO
NATIONS LIFEGOAL(R)
INCOME AND GROWTH
PORTFOLIO


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE PORTFOLIOS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 42.

YOUR INVESTMENT IN A PORTFOLIO IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE PORTFOLIOS AND THE UNDERLYING FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Nations LifeGoal Portfolios. Please read it carefully because it contains information that's designed to help you make informed investment decisions.

Unlike traditional mutual funds, which invest in individual securities, the Portfolios invest in a mix of Nations Funds Stock, International/Global Stock, Government & Corporate Bond and Money Market Funds using an asset allocation approach. These kinds of mutual funds are sometimes called "funds of funds."

ABOUT ASSET ALLOCATION

Asset allocation is the process of creating a diversified portfolio by investing in different asset classes -- for example, equity securities, fixed income securities and money market instruments -- in varying proportions.

The mix of asset classes and how much is invested in each may be the most important factor in how a Portfolio performs and the amount of risk involved. Each asset class, and market segments within a class, like large-, mid- and small-capitalization stocks, have different return and risk characteristics, and react in different ways to changes in the economy. An investment approach that combines asset classes and market segments may help to reduce overall Portfolio volatility.

ABOUT THE PORTFOLIOS

Each Portfolio has its own asset allocation strategy, which gives it distinctive risk/return characteristics. The performance of each Portfolio depends on many factors, including its allocation strategy and the performance of the Nations Funds it invests in. In general, the more a Nations LifeGoal Portfolio allocates to Stock and International/Global Stock Funds, the greater the potential return and the greater the risk of a decline in share price. The more a Nations LifeGoal Portfolio allocates to Government & Corporate Bond Funds, the greater the potential for price stability and the lower the potential return. There's always a risk, however, that you'll lose money or you may not earn as much as you expect.

Nations LifeGoal Growth Portfolio focuses on long-term growth by normally allocating all of its assets to a mix of Funds which invest primarily in equity securities. Equities have the potential to provide higher returns than many other kinds of investments, but they also tend to have the highest risk.

Nations LifeGoal Balanced Growth Portfolio focuses on long-term growth by normally allocating its assets to a balanced mix of Funds which invest in equity and fixed income securities. Fixed income securities have the potential to increase in value, because, when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities.

Nations LifeGoal Income and Growth Portfolio focuses on current income and modest growth. It normally allocates most of its assets to Funds which invest in fixed income securities, but may also allocate some assets to Funds that invest in equity securities. Over time, the return on this Portfolio may be lower than the return on the other Portfolios.

IS LIFEGOAL RIGHT FOR YOU?

When you're choosing a Portfolio to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

Nations LifeGoal Portfolios may be suitable for you if:

  - you have longer-term investment goals

  - they're part of a balanced portfolio

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with equity and fixed income securities

  - you have short-term investment goals

  - you're looking for a regular stream of income

You'll find a discussion of each Portfolio's principal investments, strategies and risks in the Portfolio descriptions that start on page 5.

FOR MORE INFORMATION

If you have any questions about the Portfolios, please call us at 1.800.321.7854 or contact your investment professional.

You'll find more information about the Portfolios in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Portfolio's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Portfolios
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) IS THE INVESTMENT ADVISER TO EACH OF THE PORTFOLIOS. BACAP IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH PORTFOLIO.




 YOU'LL FIND MORE ABOUT BACAP STARTING ON PAGE 30.

--------------------------------------------------------------------------------


NATIONS LIFEGOAL GROWTH PORTFOLIO                                5
------------------------------------------------------------------
NATIONS LIFEGOAL BALANCED GROWTH PORTFOLIO                      11
------------------------------------------------------------------
NATIONS LIFEGOAL INCOME AND GROWTH PORTFOLIO                    17
------------------------------------------------------------------
ABOUT THE NATIONS FUNDS                                         23
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     28
------------------------------------------------------------------
HOW THE PORTFOLIOS ARE MANAGED                                  30

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         34
  Distributions and taxes                                       37
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            39
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   42
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS LIFEGOAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS PORTFOLIO'S ADVISER. BACAP'S INVESTMENT STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 30.

ABOUT THE UNDERLYING NATIONS FUNDS

YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN ABOUT THE NATIONS FUNDS AND IN THE SAI.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks capital appreciation through exposure to a variety of equity market segments.

(COMPASS GRAPHIC)  INVESTMENT STRATEGIES
                   The Portfolio normally invests most of its assets in Primary A Shares of Nations
                   Funds Stock and International/Global Stock Funds.

The team uses asset allocation as its principal investment approach. It:

  - allocates assets among Fund categories, within the target allocations set for the Portfolio. It bases its allocations on the Portfolio's investment objective, historical returns for each asset class and on its outlook for the economy

  - chooses individual Funds within each category and the amount it will allocate to each, looking at each Fund's historical returns, as well as the expected performance of the mix of Funds

  - reviews the allocations to Fund categories and individual Funds at least monthly, and may change these allocations when it believes it's appropriate to do so

The actual amount in each Fund or category of Funds may vary from the allocations set by the team, depending on how the Funds perform, and for other reasons. The team may use various strategies to try to manage how much the actual amount varies, and for how long. For example:

  - if there are more assets in a Fund category than in the target allocation, the team may allocate money coming into the Portfolio to the other Fund categories

  - if there are fewer assets in a Fund category than in the target allocation, it may allocate money coming into the Portfolio to that Fund category

The Portfolio normally sells a proportionate amount of the shares it owns in each Nations Fund to meet its redemption requests.

            NATIONS LIFEGOAL GROWTH PORTFOLIO             TARGET ALLOCATION FOR EACH
                      CAN INVEST IN:                            FUND CATEGORY:
  LARGE-CAPITALIZATION STOCK FUNDS                                  30-70%
    NATIONS VALUE FUND
    NATIONS STRATEGIC GROWTH FUND
    NATIONS CAPITAL GROWTH FUND
    NATIONS MARSICO FOCUSED EQUITIES FUND



  MID-CAPITALIZATION STOCK FUNDS                                    10-30%
    NATIONS MIDCAP VALUE FUND
    NATIONS MIDCAP GROWTH FUND



  SMALL-CAPITALIZATION STOCK FUNDS                                   5-20%
    NATIONS SMALLCAP VALUE FUND
    NATIONS SMALL COMPANY FUND



  INTERNATIONAL/GLOBAL STOCK FUNDS                                  10-30%
    NATIONS INTERNATIONAL VALUE FUND*
    NATIONS INTERNATIONAL EQUITY FUND
    NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND



  CONVERTIBLE SECURITIES FUND                                        0-20%
    NATIONS CONVERTIBLE SECURITIES FUND

*BECAUSE THIS FUND IS CLOSED TO NEW INVESTMENTS, THE PORTFOLIO WILL NOT INVEST
 ADDITIONAL ASSETS IN THIS FUND. HOWEVER, THE TEAM INTENDS TO KEEP EXISTING INVESTMENTS IN THE FUND, SUBJECT TO NORMAL ALLOCATION DECISIONS.

The team can substitute or add other Funds to this list at any time, including Funds introduced after the date of this prospectus.

--------------------------------------------------------------------------------

YOU'LL FIND DETAILED INFORMATION ABOUT EACH FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS, AND IN ITS SAI. PLEASE CALL US AT 1.800.321.7584 FOR A COPY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations LifeGoal Growth Portfolio has the following risks:

      - INVESTMENT STRATEGY RISK -- The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns they expect, or that the Portfolio will fall in value. There is also the risk that the Funds the Portfolio invests in will not produce the returns the team expects, or will fall in value.

      - STOCK MARKET RISK -- The Portfolio allocates assets to Funds that invest in stocks. The value of the stocks a Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- The Portfolio allocates assets to Funds that may invest in smaller companies. Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains, but also carry more risk.

      - FOREIGN INVESTMENT RISK -- The Portfolio allocates assets to Funds that invest in foreign securities. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, may also apply to some foreign investments.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Portfolio allocates assets to Funds that may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - CONVERTIBLE SECURITIES RISK -- The Portfolio allocates assets to Funds that invest in convertible securities. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the underlying Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the underlying Fund's ability to meet its objective.

      - INTEREST RATE RISK -- The Portfolio allocates assets to Funds that may invest in fixed income securities. The prices of fixed income securities will tend to fall when interest rates rise. It general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- An underlying Fund that invests in fixed income securities could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Fixed income securities with the lowest investment grade rating or that aren't investment grade are more speculative in nature than securities with higher ratings, and they tend to be more sensitive to credit risk, particularly during a downturn in the economy.

      - REBALANCING POLICY -- The actual amount in each Fund or category of Funds may vary from the allocations set by the team. This could continue for some time.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE
                   FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Portfolio's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1997     1998     1999     2000     2001     2002
                ----     ----     ----     ----     ----     ----
               14.70%   12.74%   25.89%    4.58%   -14.07%  -20.64%



               *Year-to-date return as of June 30, 2003: 12.24%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1998:           23.67%
         WORST: 3RD QUARTER 2002:         -18.76%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002



      The table shows the Portfolio's Primary A Shares' average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Portfolio shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                      1 YEAR    5 YEARS   PORTFOLIO*
         PRIMARY A SHARES RETURNS BEFORE TAXES        -20.64%    0.24%       3.00%



         PRIMARY A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                              -20.74%   -1.68%       1.03%



         PRIMARY A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF PORTFOLIO
           SHARES                                     -12.67%   -0.15%       1.98%



         S&P 500 (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                         -22.09%   -0.58%       5.18%

      *THE INCEPTION DATE OF PRIMARY A SHARES IS OCTOBER 15, 1996. THE RETURN
       FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE NATIONS FUNDS THE PORTFOLIO INVESTS IN.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

         SHAREHOLDER FEES                                              Primary A
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)
         (Expenses that are deducted from the Portfolio's assets)



         Management fees                                                0.25%
                                                                         ----



         Total annual Portfolio operating expenses                      0.25%
                                                                         ====

      (1)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      INDIRECT EXPENSES



      The Portfolio's annual operating expenses include a portion of the annual operating expenses of the Nations Funds in which the Portfolio invests. This portion is estimated to be between 0.98% and 1.27% (expressed as a weighted average, including any fee waiver and/or reimbursement commitments that will expire July 31, 2004), and is based on:

        - the amount the Portfolio expects to invest in each Fund, based on the target allocation

        - each Fund's annualized expense ratio for the period ended March 31, 2003, adjusted as necessary to reflect current service provider fees

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Primary A Shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the Portfolio's indirect expenses remain at the average of the range as shown above for the 1 year example, excluding any fee waivers and/or reimbursements for the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         PRIMARY A SHARES                        $140     $452      $786      $1,729

NATIONS LIFEGOAL BALANCED GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS PORTFOLIO'S ADVISER. BACAP'S INVESTMENT STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 30.

ABOUT THE UNDERLYING NATIONS FUNDS

YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN ABOUT THE NATIONS FUNDS AND IN THE SAI.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks total return through a balanced portfolio of equity and fixed income securities.

(COMPASS GRAPHIC)  INVESTMENT STRATEGIES
                   The Portfolio normally invests all of its assets in Primary A Shares of a balanced mix of Nations Funds Stock, International/Global Stock and Government &
                   Corporate Bond Funds.

The team uses asset allocation as its principal investment approach. It:

  - allocates assets among Fund categories, within the target allocations set for the Portfolio. It bases its allocations on the Portfolio's investment objective, historical returns for each asset class and on its outlook for the economy

  - chooses individual Funds within each category and the amount it will allocate to each, looking at each Fund's historical returns, as well as the expected performance of the mix of Funds

  - reviews the allocations to Fund categories and individual Funds at least monthly, and may change these allocations when it believes it's appropriate to do so

The actual amount in each Fund or category of Funds may vary from the allocations set by the team, depending on how the Funds perform, and for other reasons. The team may use various strategies to try to manage how much the actual amount varies, and for how long. For example:

  - if there are more assets in a Fund category than in the target allocation, the team may allocate money coming into the Portfolio to the other Fund categories

  - if there are fewer assets in a Fund category than in the target allocation, it may allocate money coming into the Portfolio to that Fund category

The Portfolio normally sells a proportionate amount of the shares it owns in each Nations Fund to meet its redemption requests.

  NATIONS LIFEGOAL BALANCED GROWTH PORTFOLIO              TARGET ALLOCATION FOR EACH
  CAN INVEST IN:                                          FUND CATEGORY:
  LARGE-CAPITALIZATION STOCK FUNDS                                  15-40%
    NATIONS VALUE FUND
    NATIONS STRATEGIC GROWTH FUND
    NATIONS CAPITAL GROWTH FUND
    NATIONS MARSICO FOCUSED EQUITIES FUND



  MID-CAPITALIZATION STOCK FUNDS                                     5-15%
    NATIONS MIDCAP VALUE FUND
    NATIONS MIDCAP GROWTH FUND




  SMALL-CAPITALIZATION STOCK FUNDS                                   5-15%
    NATIONS SMALLCAP VALUE FUND
    NATIONS SMALL COMPANY FUND



  INTERNATIONAL/GLOBAL STOCK FUNDS                                   5-15%
    NATIONS INTERNATIONAL VALUE FUND*
    NATIONS INTERNATIONAL EQUITY FUND
    NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND




  GOVERNMENT & CORPORATE BOND FUNDS                                 25-65%
    NATIONS SHORT-TERM INCOME FUND
    NATIONS BOND FUND



  CONVERTIBLE SECURITIES FUND                                        0-10%
    NATIONS CONVERTIBLE SECURITIES FUND



  HIGH YIELD BOND FUND                                               0-10%
    NATIONS HIGH YIELD BOND FUND

*BECAUSE THIS FUND IS CLOSED TO NEW INVESTMENTS, THE PORTFOLIO WILL NOT INVEST
 ADDITIONAL ASSETS IN THIS FUND. HOWEVER, THE TEAM INTENDS TO KEEP EXISTING INVESTMENTS IN THE FUND, SUBJECT TO NORMAL ALLOCATION DECISIONS.

The team can substitute or add other Funds to this list at any time, including Funds introduced after the date of this prospectus.


--------------------------------------------------------------------------------

YOU'LL FIND DETAILED INFORMATION ABOUT EACH FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS, AND IN ITS SAI. PLEASE CALL US AT 1.800.321.7854 FOR A COPY.




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations LifeGoal Balanced Growth Portfolio has the following risks:

      - INVESTMENT STRATEGY RISK -- The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns they expect, or that the Portfolio will fall in value. There is also the risk that the Funds the Portfolio invests in will not produce the returns the team expects, or will fall in value.

      - STOCK MARKET RISK -- The Portfolio allocates assets to Funds that invest in stocks. The value of the stocks a Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- The Portfolio allocates assets to Funds that may invest in smaller companies. Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains, but also carry more risk.

      - FOREIGN INVESTMENT RISK -- The Portfolio allocates assets to Funds that invest in foreign securities. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, may also apply to some foreign investments. Funds that invest in securities of companies in emerging markets have high growth potential, but can be more volatile than securities in more developed markets.

      - INTEREST RATE RISK -- The Portfolio allocates assets to Funds that may invest in fixed income securities. The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- An underlying Fund that invests in fixed income securities could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but generally is not a factor for U.S. government obligations. The Portfolio allocates assets to Funds that typically invest in securities that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The Portfolio allocates assets to Funds that may use derivative instruments. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CONVERTIBLE SECURITIES RISK -- The Portfolio allocates assets to Funds that invest in convertible securities. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the underlying Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the underlying Fund's ability to meet its objective.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - REBALANCING POLICY -- The actual amount in each Fund or category of Funds may vary from the allocations set by the team. This could continue for some time.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE
                   FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Portfolio's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1997     1998     1999     2000     2001     2002
                ----     ----     ----     ----     ----     ----
               11.42%   11.76%   14.56%    7.21%   -2.88%   -10.14%



               *Year-to-date return as of June 30, 2003: 10.71%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1998:           12.48%
         WORST: 3RD QUARTER 2002:         -10.36%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002



      The table shows the Portfolio's Primary A Shares' average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Portfolio shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500 and the Lehman Aggregate Bond Index. The S&P 500 is an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The Lehman Aggregate Bond Index is an unmanaged index made up of the Lehman Government/ Corporate Bond Index, Asset-Backed Securities Index and the Mortgage-Backed Securities Index. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                      1 YEAR    5 YEARS   PORTFOLIO*
         PRIMARY A SHARES RETURNS BEFORE TAXES        -10.14%    3.68%       5.17%



         PRIMARY A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                              -11.00%    1.49%       2.66%



         PRIMARY A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF PORTFOLIO
           SHARES                                      -6.21%    2.08%       3.12%



         S&P 500 (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                         -22.09%   -0.58%       5.18%



         LEHMAN AGGREGATE BOND INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR TAXES)     10.25%    7.55%       7.81%

      *THE INCEPTION DATE OF PRIMARY A SHARES IS OCTOBER 15, 1996. THE RETURNS
       FOR THE INDICES SHOWN ARE FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE NATIONS FUNDS THE PORTFOLIO INVESTS IN.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

         SHAREHOLDER FEES                                              Primary A
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases               none



         Maximum deferred sales charge (load)                           none



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)
         (Expenses that are deducted from the Portfolio's assets)



         Management fees                                                 0.25%
                                                                         -----



         Total annual Portfolio operating expenses                       0.25%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      INDIRECT EXPENSES



      The Portfolio's annual operating expenses include a portion of the annual operating expenses of the Nations Funds in which the Portfolio invests. This portion is estimated to be between 0.68% and 1.09% (expressed as a weighted average, including any fee waiver and/or reimbursement commitments that will expire July 31, 2004), and is based on:

        - the amount the Portfolio expects to invest in each Fund, based on the target allocation

        - each Fund's annualized expense ratio for the period ended March 31, 2003, adjusted as necessary to reflect current service provider fees

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Primary A Shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the Portfolio's indirect expenses remain at the average of the range as shown above for the 1 year example, excluding any fee waivers and/or reimbursements for the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         PRIMARY A SHARES                        $116     $377      $658      $1,460

NATIONS LIFEGOAL INCOME AND GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS PORTFOLIO'S ADVISER. BACAP'S INVESTMENT STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 30.

ABOUT THE UNDERLYING NATIONS FUNDS

YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN ABOUT THE NATIONS FUNDS AND IN THE SAI.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks current income and modest growth to protect against inflation and to preserve purchasing power.

(COMPASS GRAPHIC)  INVESTMENT STRATEGIES
                   The Portfolio normally invests most of its assets in Primary A Shares of Nations
                   Funds Government & Corporate Bond Funds, but may also invest in Nations Funds
                   Stock, International/Global Stock and Money Market Funds.

The team uses asset allocation as its principal investment approach. It:

  - allocates assets among Fund categories, within the target allocations set for the Portfolio. It bases its allocations on the Portfolio's investment objective, historical returns for each asset class and on its outlook for the economy

  - chooses individual Funds within each category and the amount it will allocate to each, looking at each Fund's historical returns, as well as the expected performance of the mix of Funds

  - reviews the allocations to Fund categories and individual Funds at least monthly, and may change these allocations when it believes it's appropriate to do so

The actual amount in each Fund or category of Funds may vary from the allocations set by the team, depending on how the Funds perform, and for other reasons. The team may use various strategies to try to manage how much the actual amount varies, and for how long. For example:

  - if there are more assets in a Fund category than in the target allocation, the team may allocate money coming into the Portfolio to the other Fund categories

  - if there are fewer assets in a Fund category than in the target allocation, it may allocate money coming into the Portfolio to that Fund category

The Portfolio normally sells a proportionate amount of the shares it owns in each Nations Fund to meet its redemption requests.

  NATIONS LIFEGOAL INCOME AND GROWTH PORTFOLIO CAN INVEST   TARGET ALLOCATION FOR EACH
  IN:                                                       FUND CATEGORY:
  LARGE-CAPITALIZATION STOCK FUNDS                                    10-30%
    NATIONS VALUE FUND
    NATIONS STRATEGIC GROWTH FUND
    NATIONS CAPITAL GROWTH FUND
    NATIONS MARSICO FOCUSED EQUITIES FUND



  MID-CAPITALIZATION STOCK FUNDS                                       0-10%
    NATIONS MIDCAP VALUE FUND
    NATIONS MIDCAP GROWTH FUND



  SMALL-CAPITALIZATION STOCK FUNDS                                     0-10%
    NATIONS SMALLCAP VALUE FUND
    NATIONS SMALL COMPANY FUND



  INTERNATIONAL/GLOBAL STOCK FUNDS                                     0-10%
    NATIONS INTERNATIONAL VALUE FUND*
    NATIONS INTERNATIONAL EQUITY FUND
    NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND



  GOVERNMENT & CORPORATE BOND FUNDS                                   50-90%
    NATIONS SHORT-TERM INCOME FUND
    NATIONS BOND FUND



  CONVERTIBLE SECURITIES FUND                                          0-10%
    NATIONS CONVERTIBLE SECURITIES FUND



  HIGH YIELD BOND FUND                                                 0-15%
    NATIONS HIGH YIELD BOND FUND



  MONEY MARKET FUND                                                    0-20%
    NATIONS CASH RESERVES

*BECAUSE THIS FUND IS CLOSED TO NEW INVESTMENTS, THE PORTFOLIO WILL NOT INVEST
 ADDITIONAL ASSETS IN THIS FUND. HOWEVER, THE TEAM INTENDS TO KEEP EXISTING INVESTMENTS IN THE FUND, SUBJECT TO NORMAL ALLOCATION DECISIONS.

Nations LifeGoal Income and Growth Portfolio's target allocation for total investments in stock and international/global stock funds is 30%. The team can substitute or add other Funds to this list at any time, including Funds introduced after the date of this prospectus.

--------------------------------------------------------------------------------

YOU'LL FIND DETAILED INFORMATION ABOUT EACH FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS, AND IN ITS SAI. PLEASE CALL US AT 1.800.321.7854 FOR A COPY.




 YOU'LL FIND MORE ABOUT OTHER
 RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations LifeGoal Income and Growth Portfolio has the following risks:

      - INVESTMENT STRATEGY RISK -- The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns they expect, or that the Portfolio will fall in value. There is also the risk that the Funds the Portfolio invests in will not produce the returns the team expects, or will fall in value.

      - STOCK MARKET RISK -- The Portfolio allocates assets to Funds that invest in stocks. The value of the stocks a Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- The Portfolio allocates assets to Funds that may invest in smaller companies. Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains, but also carry more risk.

      - FOREIGN INVESTMENT RISK -- The Portfolio allocates assets to Funds that invest in foreign securities. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, may also apply to some foreign investments. Funds that invest in securities of companies in emerging markets have high growth potential, but can be more volatile than securities in more developed markets.

      - INTEREST RATE RISK -- The Portfolio allocates assets to Funds that may invest in fixed income securities. The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- An underlying Fund that invests in fixed income securities could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but generally is not a factor for U.S. government obligations. The Portfolio allocates assets to Funds that typically invest in securities that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The Portfolio allocates assets to Funds that may use derivative instruments. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CONVERTIBLE SECURITIES RISK -- The Portfolio allocates assets to Funds that invest in convertible securities. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the underlying Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the underlying Fund's ability to meet its objective.

      - REBALANCING POLICY -- The actual amount in each Fund or category of Funds may vary from the allocations set by the team. This could continue for some time.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE
                   FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Portfolio's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----
               8.73%   10.17%    6.11%    5.91%    2.63%   -3.41%



              *Year-to-date return as of June 30, 2003: 7.10%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1998:           6.23%
         WORST: 3RD QUARTER 2002:         -4.32%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002



      The table shows the Portfolio's Primary A Shares' average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Portfolio shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500 and the Lehman Aggregate Bond Index. The S&P 500 is an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The Lehman Aggregate Bond Index is an unmanaged index made up of the Lehman Government/ Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                      1 YEAR    5 YEARS   PORTFOLIO*
         PRIMARY A SHARES RETURNS BEFORE TAXES         -3.41%    4.18%      5.10%



         PRIMARY A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                               -4.59%    2.14%      2.92%



         PRIMARY A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF PORTFOLIO
           SHARES                                      -2.08%    2.41%      3.08%



         S&P 500 (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                         -22.09%   -0.58%      5.18%



         LEHMAN AGGREGATE BOND INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR TAXES)     10.25%    7.55%      7.81%

      *THE INCEPTION DATE OF PRIMARY A SHARES IS OCTOBER 15, 1996. THE RETURNS
       FOR THE INDICES SHOWN ARE FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE NATIONS FUNDS THE PORTFOLIO INVESTS IN.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

         SHAREHOLDER FEES                                              Primary A
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 none



         Maximum deferred sales charge (load)                             none



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)
         (Expenses that are deducted from the Portfolio's assets)



         Management fees                                                 0.25%
                                                                         -----



         Total annual Portfolio operating expenses                       0.25%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      INDIRECT EXPENSES



      The Portfolio's annual operating expenses include a portion of the annual operating expenses of the Nations Funds in which the Portfolio invests. This portion is estimated to be between 0.48% and 0.95% (expressed as a weighted average, including any fee waiver and/or reimbursement commitments that will expire July 31, 2004), and is based on:

        - the amount the Portfolio expects to invest in each Fund, based on the target allocation

        - each Fund's annualized expense ratio for the period ended March 31, 2003, adjusted as necessary to reflect current service provider fees

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Primary A Shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the Portfolio's indirect expenses remain at the average of the range as shown above for the 1 year example, excluding any fee waivers and/or reimbursements for the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         PRIMARY A SHARES                        $99      $324      $567      $1,265




About the Nations Funds


The table starting on the next page is a brief overview of the objectives and principal investments of the Nations Funds in which the Nations LifeGoal Portfolios invest. Each Portfolio invests in a different mix of Nations Funds. You'll find the mix of Nations Funds and target allocations for each Portfolio starting on page 5.

The team can substitute or add other Funds to this table at any time, including Funds introduced after the date of this prospectus.

FOR MORE INFORMATION

You'll find more detailed information about each Fund's investment strategies and risks in its prospectus and in its SAI. Please call us at 1.800.321.7854 for copies.

                                      The Fund's/Portfolio's investment objective        What the Fund/Portfolio invests in
                                      -------------------------------------------    ------------------------------------------
STOCK FUNDS
Nations Value Fund                    Growth of capital by investing in companies    - at least 80% of its assets in common
                                      that are believed to be undervalued.             stocks of U.S. companies. The Fund
                                                                                       generally invests in companies in a
                                                                                       broad range of industries with market
                                                                                       capitalizations of at least $1 billion
                                                                                       and daily trading volumes of at least $3
                                                                                       million
                                                                                     - up to 20% of its assets in foreign
                                                                                       securities

Nations Strategic Growth Fund         Long-term growth of capital.                   Nations Strategic Growth Master Portfolio.
                                                                                     The Master Portfolio invests:
                                                                                     - at least 65% of its assets in common
                                                                                       stocks of companies selected from most
                                                                                       major industry sectors
                                                                                     - The Master Portfolio normally holds 60
                                                                                       to 80 securities, which include common
                                                                                       stocks, preferred stocks and convertible
                                                                                       securities
                                                                                     - up to 20% of its assets in foreign
                                                                                       securities

Nations Capital Growth Fund           Growth of capital by investing in companies    - at least 65% of its assets in common
                                      that are believed to have superior earnings      stocks of companies that have one or more
                                      growth potential.                                of the following characteristics:
                                                                                      - above-average earnings growth compared
                                                                                        with the Russell 1000 Growth Index
                                                                                      - established operating histories, strong
                                                                                        balance sheets and favorable financial
                                                                                        performance
                                                                                      - above-average return on equity compared
                                                                                        with the Russell 1000 Growth Index
                                                                                      - up to 20% of its assets in foreign
                                                                                        securities

Nations Marsico Focused Equities      Long-term growth of capital.                   Nations Marsico Focused Equities Master
Fund                                                                                 Portfolio. The Master Portfolio invests:
                                                                                     - at least 80% of its assets in equity
                                                                                       securities. The investments mostly consist
                                                                                       of equity securities of large
                                                                                       capitalization companies. The Master
                                                                                       Portfolio, which is non-diversified,
                                                                                       generally holds a core position of 20 to
                                                                                       30 common stocks that are selected for
                                                                                       their long-term growth potential
                                                                                     - up to 25% of its assets in foreign
                                                                                       securities

Nations MidCap Value Fund             Long-term growth of capital with income as     - at least 80% of its assets in equity
                                      a secondary consideration.                       securities of U.S. companies whose market
                                                                                       capitalizations are within the range of
                                                                                       the companies within the Russell MidCap
                                                                                       Value Index and that are believed to
                                                                                       have the potential for long-term growth
                                                                                     - up to 20% of its assets in foreign
                                                                                       securities

Nations MidCap Growth Fund            Capital appreciation by investing in           - at least 80% of its assets in U.S.
                                      emerging growth companies that are believed      companies whose market capitalizations are
                                      to have superior long-term earnings growth       within the range of companies within the
                                      prospects.                                       Russell MidCap Growth Index and that are
                                                                                       believed to have the potential for
                                                                                       long-term growth. The Fund generally
                                                                                       holds securities of 75 to 130 equity
                                                                                       securities


                                      The Fund's/Portfolio's investment objective        What the Fund/Portfolio invests in
                                      -------------------------------------------    ------------------------------------------
Nations SmallCap Value Fund           Long-term growth of capital by investing in    Nations SmallCap Value Master Portfolio.
                                      companies believed to be undervalued.          The Master Portfolio invests:
                                                                                     - at least 80% of its assets in equity
                                                                                       securities of U.S. companies whose market
                                                                                       capitalizations are within the range of
                                                                                       the companies within the Russell 2000
                                                                                       Value Index and that are believed to
                                                                                       have the potential for long-term growth
                                                                                       of capital

Nations Small Company Fund            Long-term capital growth by investing          Nations Small Company Master Portfolio.
                                      primarily in equity securities.                The Master Portfolio invests:
                                                                                     - at least 80% of its assets in companies
                                                                                       with a market capitalization of $2 billion
                                                                                       or less. The Master Portfolio usually
                                                                                       holds 75 to 130 equity securities

INTERNATIONAL/GLOBAL STOCK FUNDS
Nations International Value Fund      Long-term capital appreciation by investing    Nations International Value Master
(closed to new investments)           primarily in equity securities of foreign      Portfolio. The Master Portfolio invests:
                                      issuers, including emerging markets            - at least 65% of its assets in foreign
                                      countries.                                       companies anywhere in the world that
                                                                                       have a market capitalization of more
                                                                                       than $1 billion at the time of
                                                                                       investment. The Master Portfolio
                                                                                       typically invests in at least three
                                                                                       countries other than the United States
                                                                                       at any one time

Nations International Equity Fund     Long-term capital growth by investing          Nations International Equity Master
                                      primarily in equity securities of non-U.S.     Portfolio. The Master Portfolio invests:
                                      companies in Europe, Australia, the Far        - at least 80% of its assets in equity
                                      East and other regions, including                securities of established companies
                                      developing countries.                            located in at least three countries
                                                                                       other than the United States. The
                                                                                       investment managers select countries,
                                                                                       including emerging market or developing
                                                                                       countries, that they believe have the
                                                                                       potential for growth
                                                                                     - primarily in equity securities, which
                                                                                       may include equity interests in foreign
                                                                                       investment funds or trusts, convertible
                                                                                       securities, real estate investment trust
                                                                                       securities and depositary receipts

Nations Marsico International         Long-term growth of capital.                   Nations Marsico International
Opportunities Fund                                                                   Opportunities Master Portfolio. The Master
                                                                                     Portfolio invests:
                                                                                     - at least 65% of its assets in common
                                                                                       stocks of foreign companies selected for
                                                                                       their long-term growth potential. While
                                                                                       the Master Portfolio may invest in
                                                                                       companies of any size, it focuses on
                                                                                       large companies. The Master Portfolio
                                                                                       normally invests in issuers from at
                                                                                       least three countries other than the
                                                                                       United States and generally holds a core
                                                                                       position of 35 to 50 common stocks

                                      The Fund's/Portfolio's investment objective        What the Fund/Portfolio invests in
                                      -------------------------------------------    ------------------------------------------

CONVERTIBLE SECURITIES FUND
Nations Convertible Securities        To provide investors with a total              - At least 80% of its assets in
Fund                                  investment return, comprised of current          convertible securities. Most convertible
                                      income and capital appreciation, consistent      securities are issued by U.S. issuers
                                      with prudent investment risk.                    and are not investment grade
                                                                                     - The Fund may invest up to 15% of its
                                                                                       assets in Eurodollar convertible
                                                                                       securities
                                                                                     - The team generally chooses convertible
                                                                                       securities that are rated at least "B"
                                                                                       by a nationally recognized statistical
                                                                                       rating organization but may choose
                                                                                       unrated securities if it believes they
                                                                                       are of comparable quality at the time of
                                                                                       investment

GOVERNMENT & CORPORATE BOND
FUNDS
Nations Short-Term Income Fund        High current income consistent with minimal    - at least 80% of its assets in income-
                                      fluctuations of principal.                       producing securities
                                                                                     - at least 65% of its total assets in
                                                                                       investment grade fixed income securities.
                                                                                       The team may choose unrated securities
                                                                                       if it believes they are of comparable
                                                                                       quality to investment grade securities
                                                                                       at the time of investment
                                                                                     - corporate debt securities, including
                                                                                       bonds, notes and debentures,
                                                                                       mortgage-related securities issued by
                                                                                       governments, asset-backed securities or
                                                                                       U.S. government obligations

Nations Bond Fund                     Total return by investing in investment        - at least 80% of its assets in bonds
                                      grade fixed income securities.                 - at least 65% of its assets in investment
                                                                                       grade fixed income securities. The
                                                                                       portfolio management team may choose
                                                                                       unrated securities if it believes they
                                                                                       are of comparable quality to investment
                                                                                       grade securities at the time of
                                                                                       investment
                                                                                     - corporate debt securities, including
                                                                                       bonds, notes and debentures, U.S.
                                                                                       government obligations, foreign debt
                                                                                       securities denominated in U.S. dollars,
                                                                                       mortgage-related securities,
                                                                                       asset-backed securities or municipal
                                                                                       securities


                                      The Fund's/Portfolio's investment objective        What the Fund/Portfolio invests in
                                      -------------------------------------------    ------------------------------------------

HIGH YIELD BOND FUND
Nations High Yield Bond Fund          Maximum income by investing in a               Nations High Yield Bond Master Portfolio.
                                      diversified portfolio of high yield debt       The Master Portfolio invests:
                                      securities.                                    - at least 80% of its assets in domestic
                                                                                       and foreign corporate high yield debt
                                                                                       securities which are not rated
                                                                                       investment grade but generally will be
                                                                                       rated "BB" or "B" by Standard & Poor's
                                                                                       Corporation
                                                                                     - primarily in U.S. government
                                                                                       obligations, zero-coupon bonds, as well as
                                                                                       domestic corporate high yield debt
                                                                                       securities and U.S. dollar-denominated
                                                                                       foreign corporate high yield debt
                                                                                       securities, both of which include
                                                                                       private placements
                                                                                     - up to 20% of its assets in equity
                                                                                       securities which may include convertible
                                                                                       securities

MONEY MARKET FUND
Nations Cash Reserves                 Preservation of principal value and            - money market instruments, including
                                      maintenance of a high degree of liquidity        commercial paper, bank obligations,
                                      while providing current income.                  short- term debt securities, short-term
                                                                                       taxable municipal securities, repurchase
                                                                                       agreements secured by first-tier
                                                                                       securities, U.S. government obligations
                                                                                       or U.S. Treasury obligations

Other important information
(LINE GRAPH GRAPHIC)

--------------------------------------------------------------------------------

YOU'LL FIND SPECIFIC INFORMATION ABOUT EACH PORTFOLIO'S PRINCIPAL INVESTMENTS, STRATEGIES AND RISKS IN THE DESCRIPTIONS STARTING ON PAGE 5.

--------------------------------------------------------------------------------


The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Portfolio or Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Portfolio that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Portfolio becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Portfolios or any Fund may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN NATIONS MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Funds and the Portfolios may invest their assets in Nations Money Market Funds. BACAP and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds and the Portfolios for services provided directly. BACAP may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Funds.

      - FOREIGN INVESTMENT RISK -- Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulties selling some investments, which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If a Fund invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

      - INVESTING DEFENSIVELY -- A Portfolio may temporarily hold up to 100% of its assets in Nations Cash Reserves, a money market fund, to try to protect it during a market or economic downturn or because of political or other conditions. A Portfolio may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to the Portfolios and the Funds, including investment advisory, investment sub-advisory, distribution, administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Portfolios and the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO TURNOVER -- A Portfolio or Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Portfolio's returns. The Portfolios generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for each Portfolio in FINANCIAL HIGHLIGHTS.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Portfolio's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.321.7854 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

How the Portfolios are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------


INVESTMENT ADVISER

BACAP is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Portfolios described in this prospectus.

BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $195 billion, BACAP acts as investment manager for individuals, corporations, private investment companies and financial institutions. BACAP uses a team approach to investment management. Each team or individual portfolio manager has access to the latest technology and analytical resources.

BACAP's Investment Strategies Team is responsible for making the day-to-day investment decisions for each Portfolio.

BACAP is also the investment adviser to the Nations Funds that appear in the table below. The table tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund for which BACAP has not engaged an investment sub-adviser.

  FUND                                         BACAP TEAM
  NATIONS VALUE FUND                           VALUE STRATEGIES TEAM



  NATIONS STRATEGIC GROWTH FUND(1)             GROWTH STRATEGIES TEAM



  NATIONS CAPITAL GROWTH FUND                  GROWTH STRATEGIES TEAM



  NATIONS MIDCAP VALUE FUND                    VALUE STRATEGIES TEAM



  NATIONS MIDCAP GROWTH FUND                   SMALL&MIDCAP GROWTH STRATEGIES
                                               TEAM



  NATIONS SMALLCAP VALUE FUND(1)               VALUE STRATEGIES TEAM



  NATIONS SMALL COMPANY FUND(1)                SMALL&MIDCAP GROWTH STRATEGIES
                                               TEAM



  NATIONS SHORT-TERM INCOME FUND               FIXED INCOME MANAGEMENT TEAM



  NATIONS BOND FUND                            FIXED INCOME MANAGEMENT TEAM



  NATIONS CONVERTIBLE SECURITIES FUND          INCOME STRATEGIES TEAM



  NATIONS CASH RESERVES                        CASH INVESTMENT TEAM

(1)These funds don't have their own investment adviser because they invest in Nations Strategic Growth Master Portfolio, Nations SmallCap Value Master Portfolio and Nations Small Company Master Portfolio, respectively. BACAP is the investment adviser to each Master Portfolio.

Nations Funds pays BACAP an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Portfolio and is paid monthly. BACAP has also agreed to pay all other Portfolio expenses, except taxes, brokerage fees and commissions, extraordinary expenses, and any distribution (12b-1), shareholder servicing or shareholder administration fees.

The following chart shows the maximum advisory fee BACAP can receive, along with the actual advisory fees BACAP and/or an affiliate received during the Portfolios' last fiscal year:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                              MAXIMUM    ACTUAL FEE
                                                              ADVISORY    PAID LAST
                                                                FEE      FISCAL YEAR
  NATIONS LIFEGOAL GROWTH PORTFOLIO                            0.25%       0.25%



  NATIONS LIFEGOAL BALANCED GROWTH PORTFOLIO                   0.25%       0.25%



  NATIONS LIFEGOAL INCOME AND GROWTH PORTFOLIO                 0.25%       0.25%

INVESTMENT SUB-ADVISERS

Nations Funds and BACAP may engage one or more investment sub-advisers for each Portfolio to make day-to-day investment decisions for the Portfolio. BACAP retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Portfolios' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BACAP may at times recommend to the Board that a Portfolio:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Portfolio to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. BACAP and Nations Funds have applied for relief from the SEC to permit the Portfolios to act on many of BACAP's recommendations with approval only by the Board and not by Portfolio shareholders. BACAP or a Portfolio would inform the Portfolio's shareholders of any actions taken in reliance on this relief. Until BACAP and the Portfolios obtain the relief, each Portfolio will continue to submit these matters to shareholders for their approval to the extent required by applicable law.
Nations Funds and BACAP have engaged investment sub-advisers to provide day-to-day portfolio management for certain underlying Nations Funds in which the Portfolios invest. These sub-advisers function under the supervision of BACAP and the Board of Nations Funds.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MARSICO CAPITAL
MANAGEMENT, LLC

1200 17TH STREET
SUITE 1300
DENVER, COLORADO 80202

--------------------------------------------------------------------------------


MARSICO CAPITAL MANAGEMENT, LLC

Marsico Capital is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Marsico Capital is a full service investment advisory firm founded by Thomas F. Marsico in September 1997. Marsico Capital currently has approximately $20.8 billion in assets under management.

Marsico Capital is the investment sub-adviser to:

  - Nations Marsico Focused Equities Master Portfolio

  - Nations Marsico International Opportunities Master Portfolio

Marsico Capital is a co-investment sub-adviser to:

  - Nations International Equity Master Portfolio

THOMAS F. MARSICO, Chairman and Chief Executive Officer of Marsico Capital, is one of the co-portfolio managers of Nations Marsico Focused Equities Master Portfolio. Mr. Marsico was an executive vice president and portfolio manager at Janus Capital Corporation from 1988 until he formed Marsico Capital in September 1997. He has more than 20 years of experience as a securities analyst and portfolio manager.

JAMES A. HILLARY, is one of the co-portfolio managers of Nations Marsico Focused Equities Master Portfolio. Mr. Hillary has 14 years of experience as a securities analyst and portfolio manager and is a founding member of Marsico Capital. Prior to joining Marsico Capital in 1997, Mr. Hillary was a portfolio manager at W.H. Reaves, a New Jersey-based money management firm where he managed equity mutual funds and separate accounts. He holds a Bachelor's degree from Rutgers University and a law degree from Fordham University. Mr. Hillary is also a certified public accountant.

JAMES G. GENDELMAN, is the portfolio manager of Nations Marsico International Opportunities Master Portfolio and Marsico Capital's portion of Nations International Equity Master Portfolio. Prior to joining Marsico Capital in May 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a Bachelor's degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was an accountant for Ernst & Young from 1983 to 1985.

--------------------------------------------------------------------------------

BRANDES INVESTMENT
PARTNERS, LLC

11988 EL CAMINO REAL
SUITE 500
SAN DIEGO, CALIFORNIA 92130

--------------------------------------------------------------------------------


BRANDES INVESTMENT PARTNERS, LLC

Founded in 1974, Brandes is an investment advisory firm with 69 investment professionals who manage more than $51.8 billion in assets. Brandes uses a value-oriented approach to managing global investments, seeking to build wealth by buying high quality, undervalued stocks.

Brandes is the investment sub-adviser to Nations International Value Master Portfolio. Brandes' Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Master Portfolio.

--------------------------------------------------------------------------------

INVESCO GLOBAL ASSET MANAGEMENT (N.A), INC.

1360 PEACHTREE STREET, N.E.
ATLANTA, GEORGIA 30309

--------------------------------------------------------------------------------


INVESCO GLOBAL ASSET MANAGEMENT (N.A), INC.

INVESCO is a division of AMVESCAP PLC, a publicly traded UK financial holding company located in London. INVESCO has approximately $9.1 billion in assets under management.

INVESCO is one of the three investment sub-advisers to Nations International Equity Master Portfolio. INVESCO's International Equity Portfolio Management Team is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio.

--------------------------------------------------------------------------------

PUTNAM INVESTMENT
MANAGEMENT, LLC

ONE POST OFFICE SQUARE
BOSTON, MASSACHUSETTS 02109

--------------------------------------------------------------------------------


PUTNAM INVESTMENT MANAGEMENT, LLC

Putnam is a wholly-owned subsidiary of Putnam Investments Trust which, except for shares held by employees, is owned by Marsh & McLennan Companies. Putnam has approximately $266 billion in assets under management.

Putnam is one of three investment sub-advisers to Nations International Equity Master Portfolio. Putnam's Core International Equity Group is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio.

--------------------------------------------------------------------------------

MACKAY SHIELDS LLC

9 WEST 57TH STREET
NEW YORK, NEW YORK 10019

--------------------------------------------------------------------------------


MACKAY SHIELDS LLC

Founded in 1938, MacKay Shields is an independently-managed, wholly-owned subsidiary of New York Life Insurance Company. The firm's 80 investment professionals manage more than $30 billion in assets, including over $11.5 billion in high yield assets.

MacKay Shields' High Yield Portfolio Management Team is responsible for making the day-to-day decisions for Nations High Yield Bond Master Portfolio.


OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

BACAP DISTRIBUTORS, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------


The Portfolios are distributed by BACAP Distributors, LLC (BACAP Distributors), a registered broker/dealer. BACAP Distributors does not receive any fees for the administrative services it provides to the Portfolios. BACAP Distributors may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

BACAP Distributors is also administrator of the Portfolios, and is responsible for overseeing the administrative operations of the Portfolios.

--------------------------------------------------------------------------------

PFPC INC.

400 BELLEVUE PARKWAY
WILMINGTON, DELAWARE 19809

--------------------------------------------------------------------------------


PFPC Inc. (PFPC) is the transfer agent for the Portfolios' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares

(BUYING, SELLING, TRANSFERRING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Primary A Shares of the Portfolios. Here are some general rules about this class of shares:

  - Primary A Shares are available to certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they act as a fiduciary, agent or custodian. These include:

     - Bank of America and certain of its affiliates

     - certain other financial institutions and intermediaries, including financial planners and investment advisers

     - institutional investors

     - charitable foundations

     - endowments

     - other Funds in the Nations Funds Family

  - The minimum initial investment is $250,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Primary A Shares.

  - There is no minimum amount for additional investments.

  - There are no sales charges for buying, selling or exchanging these shares.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


You'll find more information about buying, selling and exchanging Primary A Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs and services.

The Portfolios also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions, or you need help placing an order.

HOW SHARES ARE PRICED

All transactions are based on the price of a Portfolio's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Portfolio at the end of each business day. The net asset value per share of a Portfolio is based on the net asset value per share of the Nations Funds the Portfolio invests in.

We calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN AN UNDERLYING FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, or the value of a security has been materially affected by events occurring after a foreign exchange closes, we'll base the price of a security on its fair value. When a Fund uses fair value to price securities it may value those securities higher or lower than another fund that uses market quotations to price the same securities. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a Fund could change on days when Fund shares may not be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributions, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A PORTFOLIO EVERY BUSINESS DAY.
--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Primary A Shares at net asset value per share.

        - If we don't receive payment within three business days of receiving an order, we'll refuse the order. We'll return any payment received for orders that we refuse.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Portfolio. We generally don't issue certificates.

        - Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.


(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We normally send the sale proceeds by Fedwire within three business days after BACAP Distributors, PFPC or their agents receive your order.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you

        - under certain other circumstances allowed under the 1940 Act

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE PORTFOLIO OR FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.
--------------------------------------------------------------------------------



(EXCHANGING SHARES EXCHANGING SHARES
  GRAPHIC)

      You can sell shares of a Portfolio to buy shares of another Portfolio or Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can exchange Primary A Shares of a Portfolio for Primary A Shares of any other Portfolio or Nations Fund. In some cases, the only Money Market Fund option is Trust Class Shares of Nations Money Market Funds.

        - The rules for buying shares of a Portfolio or Fund, including any minimum investment requirements, apply to exchanges into that Portfolio or Fund.

        - You may only make exchanges into a Portfolio or Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Portfolio or Fund that is accepting investments.

        - The interests of a Portfolio's or Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." The exchange privilege is not intended as a vehicle for market timing. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. When BACAP believes frequent trading would have a disruptive effect on a Portfolio's or Fund's ability to manage its investments, a Portfolio or Fund may reject purchase orders and exchanges into a Portfolio or Fund by any person, group or account that is believed to be a market timer.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

Distributions and taxes
(TAXES GRAPIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A PORTFOLIO -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and realized capital gain to its shareholders. The Portfolios intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Portfolios won't have to pay any federal income tax. When a Portfolio makes this kind of a payment, it's split among all shares, and is called a distribution.

All of the Portfolios normally declare and pay distributions of net investment income quarterly, and distribute any net realized capital gain at least once a year. The Portfolios may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Portfolio usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Portfolio unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at 1.800.321.7854.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Portfolio shares shortly before the Portfolio makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Portfolio that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Portfolio sells those securities and distributes the gain. This distribution is also subject to tax. The Portfolios have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE PORTFOLIOS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING PORTFOLIO SHARES THROUGH A TAX-ADVANTAGED ACCOUNT SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------

HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Portfolio's ordinary income and net short-term capital gain generally are taxable to you as ordinary income. Distributions that come from net long-term capital gain generally are taxable to you as long-term capital gain.

Under recent changes to the tax code, an individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Portfolio's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Portfolio's sales and exchanges on or after May 6, 2003. Also, if you're an individual Portfolio shareholder, your distributions attributable to dividends received by the Portfolio from U.S. and certain foreign corporations after December 31, 2002 generally will be treated as net long-term capital gain, as long as certain holding period requirements are met by you for your Portfolio shares and the Portfolio for its stock producing such dividends. A portion of such distributions to corporate shareholders may qualify for the dividends-received deduction.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Portfolio. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Portfolio earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Portfolio shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Portfolio shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Portfolios have performed for the past five years or, if shorter, the period of a Portfolio's operations. Certain information reflects financial results for a single Portfolio share. The total investment return line indicates how much an investment in the Portfolio would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS LIFEGOAL GROWTH PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  PRIMARY A SHARES                             03/31/03#            03/31/02#            03/31/01             03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.68               $10.38               $15.50               $12.15
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.04                 0.03                 0.09                 0.04
  Net realized and unrealized gain/(loss)
    on investments                              (2.87)                0.31                (2.29)                3.88
  Net increase/(decrease) in net assets
    resulting from investment operations        (2.83)                0.34                (2.20)                3.92
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.03)               (0.04)               (0.07)               (0.18)
  Distributions from net realized capital
    gains                                         --                   --                 (2.85)               (0.39)
  Total distributions                           (0.03)               (0.04)               (2.92)               (0.57)
  Net asset value, end of year                   $7.82               $10.68               $10.38               $15.50
  TOTAL RETURN++                               (26.53)%               3.30%              (16.52)%              32.94%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $61,985              $75,284              $66,504              $15,265
  Ratio of operating expenses to average
    net assets+++                                0.25%                0.25%                0.25%                0.25%
  Ratio of net investment income/(loss)
    to average net assets                        0.45%                0.25%                0.81%                0.34%
  Portfolio turnover rate                         13%                  33%                  58%                 161%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                    0.25%                0.25%                0.25%                0.25%

                                               YEAR ENDED
  PRIMARY A SHARES                              03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $12.49
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.04
  Net realized and unrealized gain/(loss)
    on investments                                0.31
  Net increase/(decrease) in net assets
    resulting from investment operations          0.35
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.09)
  Distributions from net realized capital
    gains                                        (0.60)
  Total distributions                            (0.69)
  Net asset value, end of year                   $12.15
  TOTAL RETURN++                                  3.04%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $4,291
  Ratio of operating expenses to average
    net assets+++                                 0.25%
  Ratio of net investment income/(loss)
    to average net assets                         0.46%
  Portfolio turnover rate                         159%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                     0.25%

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the underlying
Funds.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

NATIONS LIFEGOAL BALANCED GROWTH

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
PORTFOLIO

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  PRIMARY A SHARES                             03/31/03#            03/31/02#            03/31/01             03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.38               $10.33               $11.97               $10.80
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.18                 0.31                 0.44                 0.36
  Net realized and unrealized gain/(loss)
    on investments                              (1.58)                0.16                (0.71)                1.54
  Net increase/(decrease) in net assets
    resulting from investment operations        (1.40)                0.47                (0.27)                1.90
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.21)               (0.31)               (0.42)               (0.44)
  Distributions from net realized capital
    gains                                         --                 (0.11)               (0.95)               (0.29)
  Total distributions                           (0.21)               (0.42)               (1.37)               (0.73)
  Net asset value, end of year                   $8.77               $10.38               $10.33               $11.97
  TOTAL RETURN++                               (13.51)%               4.65%               (2.39)%              18.34%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $158,377             $195,436             $194,842              $13,325
  Ratio of operating expenses to average
    net assets+++                                0.25%                0.25%                0.25%                0.25%
  Ratio of net investment income/(loss)
    to average net assets                        1.97%                3.02%                3.69%                3.37%
  Portfolio turnover rate                         26%                 117%                 106%                 124%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                    0.25%                0.25%                0.25%                0.25%

                                               YEAR ENDED
  PRIMARY A SHARES                              03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.92
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.26
  Net realized and unrealized gain/(loss)
    on investments                                0.23
  Net increase/(decrease) in net assets
    resulting from investment operations          0.49
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.28)
  Distributions from net realized capital
    gains                                        (0.33)
  Total distributions                            (0.61)
  Net asset value, end of year                   $10.80
  TOTAL RETURN++                                  4.77%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $14,844
  Ratio of operating expenses to average
    net assets+++                                 0.25%
  Ratio of net investment income/(loss)
    to average net assets                         2.77%
  Portfolio turnover rate                         121%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                     0.25%

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the underlying
Funds.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

NATIONS LIFEGOAL INCOME AND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
GROWTH PORTFOLIO

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  PRIMARY A SHARES                             03/31/03#            03/31/02#            03/31/01#            03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.35               $10.37               $10.63               $10.86
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.27                 0.40                 0.52                 0.49
  Net realized and unrealized gain/(loss)
    on investments                              (0.71)               (0.01)               (0.04)                0.02
  Net increase/(decrease) in net assets
    resulting from investment operations        (0.44)                0.39                 0.48                 0.51
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.26)               (0.36)               (0.50)               (0.51)
  Distributions from net realized capital
    gains                                       (0.03)               (0.05)               (0.24)               (0.23)
  Total distributions                           (0.29)               (0.41)               (0.74)               (0.74)
  Net asset value, end of year                   $9.62               $10.35               $10.37               $10.63
  TOTAL RETURN++                                (4.22)%               3.83%                4.60%                4.91%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $33,316              $25,906              $15,297              $4,736
  Ratio of operating expenses to average
    net assets+++                                0.25%                0.25%                0.25%                0.25%
  Ratio of net investment income/(loss)
    to average net assets                        2.72%                3.81%                5.05%                4.78%
  Portfolio turnover rate                         34%                  37%                  35%                  96%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                    0.25%                0.25%                0.25%                0.25%

                                               YEAR ENDED
  PRIMARY A SHARES                              03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.70
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.35
  Net realized and unrealized gain/(loss)
    on investments                                0.37
  Net increase/(decrease) in net assets
    resulting from investment operations          0.72
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.36)
  Distributions from net realized capital
    gains                                        (0.20)
  Total distributions                            (0.56)
  Net asset value, end of year                   $10.86
  TOTAL RETURN++                                  6.98%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $8,489
  Ratio of operating expenses to average
    net assets+++                                 0.25%
  Ratio of net investment income/(loss)
    to average net assets                         3.99%
  Portfolio turnover rate                         107%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                     0.25%

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the underlying
Funds.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

LEHMAN AGGREGATE BOND INDEX -- an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN GOVERNMENT CREDIT INDEX -- an unmanaged index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES INDEX -- a widely used measure of convertible securities performance, this unmanaged index measures the performance of all U.S. dollar denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance. The index is reweighted daily to reflect all market value increases and decreases, as well as new issues and redemptions. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MERRILL LYNCH 1-3 YEAR TREASURY INDEX -- an unmanaged index of U.S. Treasury bonds with maturities of 1 to 3 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

S&P 500(1) -- Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. TREASURY OBLIGATION -- a debt security issued by the U.S. Treasury.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)S&P has not reviewed any stock included in the S&P 500 for its investment merit. S&P determines and calculates its index independently of the Portfolios and is not a sponsor or affiliate of the Portfolios. S&P gives no information and makes no statements about the suitability of investing in the Portfolios or the ability of its index to track stock market performance. S&P makes no guarantees about the index, any data included in it and the suitability of the index or its data for any purpose. "Standard and Poor's" and "S&P 500" are trademarks of The McGraw-Hill Companies, Inc.

Where to find more information
(QUESTION MARK GRAPHIC)
You'll find more information about Nations LifeGoal Portfolios in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS



      The annual and semi-annual reports contain information about Portfolio investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Portfolio's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Portfolios and their policies.
                   The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Portfolios and make shareholder inquiries by contacting Nations
      Funds:

      By telephone: 1.800.321.7854

      By mail:
      NATIONS FUNDS
      C/O BACAP DISTRIBUTORS, LLC
      ONE BANK OF AMERICA PLAZA
      33RD FLOOR
      CHARLOTTE, NC 28255

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Portfolios can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Portfolios are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


SEC file number:
Nations Funds Trust, 811-09654
LGPROPA-0803


                                                            (NATIONS FUNDS LOGO)

                Prospectus
                ----------------------------------------------------------------
                Prospectus -- Primary A Shares
                August 1, 2003

(NATIONS FUNDS LOGO)

GOVERNMENT BOND FUND
Nations Bond Fund

STOCK FUNDS
Nations Value Fund
Nations Marsico Focused Equities Fund

INDEX FUNDS
Nations LargeCap Index Fund
Nations MidCap Index Fund
Nations SmallCap Index Fund

INTERNATIONAL STOCK FUND
Nations International Equity Fund


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 54.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about some Nations Funds Government Bond, Stock, Index and International Stock Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUNDS

Each type of Fund has a different investment focus:

  - Government Bond Funds focus on the potential to earn income by investing primarily in fixed income securities.

  - Stock Funds invest primarily in equity securities of U.S. companies.

  - Index Funds seek to match the industry and risk characteristics of a specific stock market index, like the S&P 500, by investing primarily in equity securities that are included in the index.

  - International Stock Funds invest primarily in equity securities of companies outside the U.S.

The Funds also have different risk/return characteristics because they invest in different kinds of securities.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk. Foreign securities also involve special risks not associated with investing in the U.S. stock market, which you need to be aware of before you invest.

Fixed income securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities.

In every case, there's a risk that you'll lose money or you may not earn as much as you expect.

CHOOSING THE RIGHT FUNDS FOR YOU

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Stock, Index and International Stock Funds generally focus on long-term growth. They may be suitable for you if:

  - you have longer-term investment goals

  - they're part of a balanced portfolio

  - you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with equity securities, including foreign securities

  - you have short-term investment goals

  - you're looking for a regular stream of income

The Government Bond Fund focuses on the potential to earn income. It may be suitable for you if:

  - you're looking for income

  - you have longer-term investment goals

The Government Bond Fund may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with fixed income securities

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 5.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BACAP IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. BACAP AND NATIONS FUNDS HAVE ENGAGED SUB-ADVISERS, WHICH ARE RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR CERTAIN FUNDS.




 YOU'LL FIND MORE ABOUT BACAP AND THE SUB-ADVISERS STARTING ON PAGE 38.

--------------------------------------------------------------------------------


NATIONS BOND FUND                                                5
------------------------------------------------------------------
NATIONS VALUE FUND                                              10
------------------------------------------------------------------
NATIONS MARSICO FOCUSED EQUITIES FUND                           14
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
NATIONS LARGECAP INDEX FUND                                     19
------------------------------------------------------------------
NATIONS MIDCAP INDEX FUND                                       23
------------------------------------------------------------------
NATIONS SMALLCAP INDEX FUND                                     27
------------------------------------------------------------------
NATIONS INTERNATIONAL EQUITY FUND                               31
Sub-advisers: Marsico Capital Management, LLC,
INVESCO Global Asset Management (N.A.), Inc. and
Putnam Investment Management, LLC
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     36
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       38

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         41
  Redemption fees                                               42
  Distributions and taxes                                       46
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            49
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   54
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) IS THIS FUND'S ADVISER. BACAP'S FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 38.

MORE INVESTMENT OPPORTUNITIES

THIS FUND CAN INVEST IN A WIDE RANGE OF FIXED INCOME SECURITIES. THIS ALLOWS THE TEAM TO FOCUS ON SECURITIES THAT OFFER THE POTENTIAL FOR HIGHER RETURNS.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks total return by investing in investment grade fixed income securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in bonds. The Fund normally invests at least 65% of its assets in investment grade fixed income securities. The team may choose unrated securities if it believes they are of comparable quality to investment grade securities at the time of investment.

The Fund may invest in:

  - corporate debt securities, including bonds, notes and debentures

  - U.S. government obligations

  - foreign debt securities denominated in U.S. dollars

  - mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations

  - asset-backed securities

  - municipal securities

The Fund may invest up to 10% of its total assets in high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Fund may invest in private placements to seek to enhance its yield.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be 10 years or less and will never be more than 15 years.

When selecting individual investments, the team:

  - looks at a fixed income security's potential to generate both income and price appreciation

  - allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities; and corporate securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The team may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Bond Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - MORTGAGE-RELATED RISK -- The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

      - INVESTMENT IN OTHER NATIONS FUNDS -- The Fund may pursue its high yield securities strategy by investing in High Yield Portfolio rather than directly in high yield securities. High Yield Portfolio is a registered investment company in the Nations Funds Family whose interests are offered by private placements only. BACAP and its affiliates may be entitled to reimbursement for certain expenses from High Yield Portfolio in addition to the fees which they are entitled to receive from Nations Bond Fund for services provided directly. The Fund may also invest in Nations Convertible Securities Fund. BACAP and its affiliates are entitled to receive fees from Nations Convertible Securities Fund for providing advisory and other services, in addition to the fees which they are entitled to receive from Nations Bond Fund for services provided directly. BACAP and its affiliates may waive fees which they are entitled to receive from either High Yield Portfolio or Nations Convertible Securities Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              10.78%   -3.32%   17.28%    2.12%    8.48%    7.16%   -1.24%   10.10%    7.87%    7.47%



              *Year-to-date return as of June 30, 2003: 4.42%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 1995:           5.95%
         WORST: 1ST QUARTER 1994:         -2.81%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002



      The table shows the Fund's Primary A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period of the Lehman Aggregate Bond Index, an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. All dividends are reinvested. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                1 YEAR   5 YEARS   10 YEARS    FUND*
         PRIMARY A SHARES RETURNS BEFORE TAXES   7.47%    6.20%     6.51%      6.56%



         PRIMARY A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS                      5.15%    3.67%     3.89%      3.95%



         PRIMARY A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS AND SALE OF FUND
           SHARES                                4.58%    3.70%     3.90%      3.95%



         LEHMAN AGGREGATE BOND INDEX (REFLECTS
           NO DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                               10.25%    7.55%     7.51%      7.56%

      *THE INCEPTION DATE OF PRIMARY A SHARES IS OCTOBER 30, 1992. THE RETURN
       FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Primary A
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases              none



         Maximum deferred sales charge (load)                          none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.40%



         Other expenses                                                  0.27%
                                                                          ------



         Total annual Fund operating expenses                            0.67%
                                                                          ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         PRIMARY A SHARES                        $68      $214      $373       $835

NATIONS VALUE FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S VALUE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 38.

WHAT IS VALUE INVESTING?

VALUE INVESTING MEANS LOOKING FOR "UNDERVALUED" COMPANIES -- QUALITY COMPANIES THAT MAY BE CURRENTLY OUT OF FAVOR AND SELLING AT A REDUCED PRICE, BUT THAT HAVE GOOD POTENTIAL TO INCREASE IN VALUE.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks growth of capital by investing in companies that are believed to be undervalued.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund normally invests at least 80% of its assets in common stocks of U.S.
                   companies. It generally invests in companies in a broad range of industries with market capitalizations of at least $1 billion and daily trading volumes of at least $3 million. The Fund may also invest up to 20% of its assets in foreign securities.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses a three prong approach, combining fundamental and quantitative analysis with risk management to identify value opportunities and construct the portfolio. The management team looks at, among other things:

  - mature, fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity

  - various measures of relative valuation, including price to cash flow and relative dividend yield. The team believes that companies with lower relative valuation are generally more likely to provide better opportunities for capital appreciation

  - a company's current operating margins relative to its historic range

  - indicators of potential stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors

Additionally, the management team uses analytical tools to actively monitor the risk profile of the portfolio.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  - may limit the number of buy and sell transactions it makes

  - may try to sell shares that have the lowest tax burden on shareholders

  - may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Value Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks that it believes are undervalued, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Fund may invest up to 20% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.


--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               16.36%   -2.99%   36.09%   21.12%   26.66%   17.34%    1.25%    3.94%   -7.09%   -19.20%



               *Year-to-date return as of June 30, 2003: 10.73%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1998:           19.69%
         WORST: 3RD QUARTER 2002:         -20.49%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002



      The table shows the Fund's Primary A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Russell 1000 Value Index, an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. The index is weighted by market capitalization and is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                             LIFE OF
                                              1 YEAR    5 YEARS   10 YEARS    FUND*
         PRIMARY A SHARES RETURNS BEFORE
           TAXES                              -19.20%   -1.50%      8.13%     8.83%



         PRIMARY A SHARES RETURNS AFTER
           TAXES ON DISTRIBUTIONS             -19.85%   -4.04%      5.22%     6.32%



         PRIMARY A SHARES RETURNS AFTER
           TAXES ON DISTRIBUTIONS AND SALE
           OF FUND SHARES                     -11.44%   -0.95%      6.36%     7.02%



         RUSSELL 1000 VALUE INDEX (REFLECTS
           NO DEDUCTIONS FOR FEES, EXPENSES
           OR TAXES)                          -15.52%    1.16%     10.80%    10.19%

      *THE INCEPTION DATE OF PRIMARY A SHARES IS SEPTEMBER 19, 1989. THE RETURN
       FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Primary A
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases               none



         Maximum deferred sales charge (load)                           none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                               0.65%



         Other expenses                                                0.32%
                                                                       ------



         Total annual Fund operating expenses                          0.97%
                                                                       ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         PRIMARY A SHARES                        $99      $309      $536      $1,190

NATIONS MARSICO FOCUSED EQUITIES FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

BACAP IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL MANAGEMENT, LLC (MARSICO CAPITAL) IS ITS SUB-ADVISER. THOMAS F. MARSICO AND JAMES A. HILLARY ARE THE CO-PORTFOLIO MANAGERS AND MAKE THE DAY-TODAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL, MR. MARSICO AND MR. HILLARY ON PAGE
 39.

WHAT IS A FOCUSED FUND?

A FOCUSED FUND INVESTS IN A SMALL NUMBER OF COMPANIES. THIS FUND FOCUSES ON LARGE, ESTABLISHED AND WELL-KNOWN U.S. COMPANIES.

BECAUSE A FOCUSED FUND HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS, IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT MAY EARN RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations Marsico Focused Equities Master
                   Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in equity securities. The investments will mostly consist of equity securities of large capitalization companies. The Master Portfolio, which is non-diversified, generally holds a core position of 20 to 30 common stocks that are selected for their long-term growth potential. It may invest up to 25% of its assets in foreign securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (e.g. a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards and transparent financial disclosure), strong and ethical management, apparent commitment to shareholder interests and reasonable valuations in the context of projected growth rates. This is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models include quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Marsico Focused Equities Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - HOLDING FEWER INVESTMENTS -- The Master Portfolio is considered to be non-diversified because it may hold fewer investments than other kinds of equity funds. This increases the risk that its value could go down significantly if even only one of its investments performs poorly. The value of the Master Portfolio will tend to have greater price swings than the value of more diversified equity funds. The Master Portfolio may become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1998     1999     2000     2001     2002
                ----     ----     ----     ----     ----
               49.64%   53.43%   -17.09%  -18.89%  -15.50%



               *Year-to-date return as of June 30, 2003: 14.52%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1999:           33.16%
         WORST: 1ST QUARTER 2001:         -17.76%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002



      The table shows the Fund's Primary A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                        1 YEAR    5 YEARS    FUND*
         PRIMARY A SHARES RETURNS BEFORE TAXES          -15.50%    5.46%     5.46%



         PRIMARY A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                -15.50%    5.33%     5.33%



         PRIMARY A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES         -9.52%    4.42%     4.42%



         S&P 500 (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                           -22.09%   -0.58%    -0.58%

      *THE INCEPTION DATE OF PRIMARY A SHARES IS DECEMBER 31, 1997. THE RETURN
       FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Primary A
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)(2)



         Management fees                                                 0.75%



         Other expenses                                                  0.37%
                                                                          ------



         Total annual Fund operating expenses                            1.12%
                                                                          ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         PRIMARY A SHARES                        $114     $356      $617      $1,363

NATIONS LARGECAP INDEX FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S QUANTITATIVE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 38.

WHAT IS AN INDEX FUND?

INDEX FUNDS USE A "PASSIVE" OR "INDEXING" INVESTMENT APPROACH, WHICH ATTEMPTS TO DUPLICATE THE PERFORMANCE OF A SPECIFIC MARKET INDEX.

CORRELATION MEASURES HOW CLOSELY A FUND'S RETURNS MATCH THOSE OF AN INDEX. A PERFECT CORRELATION OF 1.0 MEANS THAT THE NET ASSET VALUE OF THE FUND INCREASES OR DECREASES IN EXACT PROPORTION TO CHANGES IN THE INDEX.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks investment results that (before fees and expenses) correspond to the total return of the Standard & Poor's 500 Composite Stock Price Index (S&P
                   500).

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks that are included in the S&P 500. The S&P 500 is an unmanaged index of 500 widely held common stocks, and is not available for investment.

The Fund may buy stock index futures and financial futures as substitutes for the underlying securities in the S&P 500.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Different common stocks have different weightings in the S&P 500, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P 500, the team will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P 500, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P 500. The Fund may buy shares of Bank of America Corporation, which is currently included in the S&P 500, subject to certain restrictions.

The Fund tries to achieve a correlation of at least 0.95 with the S&P 500 on an annual basis (before fees and expenses). The Fund's ability to track the S&P 500 is affected by transaction costs and other expenses, changes in the composition of the S&P 500, changes in the number of shares issued by the companies represented in the S&P 500, and by the timing and amount of shareholder purchases and redemptions, among other things.

Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The team tries to minimize these costs for the Fund by using program trades and crossing networks.

The team may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations LargeCap Index Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund tries to match (before fees and expenses) the returns of the S&P 500, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P 500. The value of the Fund will rise and fall with the performance of the S&P 500.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FUTURES RISK -- This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1994     1995     1996     1997     1998     1999     2000     2001     2002
                ----     ----     ----     ----     ----     ----     ----     ----     ----
                0.99%   37.02%   22.63%   32.70%   28.39%   20.66%   -9.37%   -12.20%  -22.39%



               *Year-to-date return as of June 30, 2003: 11.58%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1998:           21.13%
         WORST: 3RD QUARTER 2002:         -17.37%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002



      The table shows the Fund's Primary A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                             LIFE OF
                                                         1 YEAR    5 YEARS    FUND*
         PRIMARY A SHARES RETURNS BEFORE TAXES           -22.39%   -0.88%     8.94%



         PRIMARY A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                 -22.81%   -1.56%     7.92%



         PRIMARY A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES         -13.73%   -0.86%     7.09%



         S&P 500 (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                            -22.09%   -0.58%     9.26%

      *THE INCEPTION DATE OF PRIMARY A SHARES IS DECEMBER 15, 1993. THE RETURN
       FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Primary A
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.40%



         Other expenses                                                  0.29%
                                                                          ------



         Total annual Fund operating expenses                            0.69%



         Fee waivers and/or reimbursements                              (0.34)%
                                                                          ------



         Total net expenses(2)                                           0.35%
                                                                          ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         PRIMARY A SHARES                        $36      $187      $351       $826

NATIONS MIDCAP INDEX FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S QUANTITATIVE STRATEGIES MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 38.

WHAT IS AN INDEX FUND?

INDEX FUNDS USE A "PASSIVE" OR "INDEXING" INVESTMENT APPROACH, WHICH ATTEMPTS TO DUPLICATE THE PERFORMANCE OF A SPECIFIC MARKET INDEX.

CORRELATION MEASURES HOW CLOSELY A FUND'S RETURNS MATCH THOSE OF AN INDEX. A PERFECT CORRELATION OF 1.0 MEANS THAT THE NET ASSET VALUE OF THE FUND INCREASES OR DECREASES IN EXACT PROPORTION TO CHANGES IN THE INDEX.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks investment results that (before fees and expenses) correspond to the total return of the Standard & Poor's MidCap 400 Stock Price Index (S&P
                   MidCap 400).

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks that are included in the S&P MidCap 400. The S&P MidCap 400 is an unmanaged index of 400 domestic stocks chosen for their market size, liquidity and industry representation. The index is not available for investment.

The Fund may buy stock index futures and other financial futures as substitutes for the underlying securities in the S&P MidCap 400.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Different common stocks have different weightings in the S&P MidCap 400, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P MidCap 400, the team will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P MidCap 400, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P MidCap 400.

The Fund tries to achieve a correlation of at least 0.95 with the return of the S&P MidCap 400 on an annual basis (before fees and expenses). The Fund's ability to track the S&P MidCap 400 may be adversely affected by transaction costs and other expenses, changes in the composition of the S&P MidCap 400, changes in the number of shares issued by the companies represented in the S&P MidCap 400, and by the timing and amount of shareholder purchases and redemptions, among other things.

Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The team tries to minimize these costs for the Fund by using electronic trading systems such as crossing networks and other trading strategies.

The team may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, when the team believes the stock is not liquid enough, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations MidCap Index Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund tries to match (before fees and expenses) the returns of the S&P MidCap 400, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P MidCap 400. The value of the Fund will rise and fall with the performance of the S&P MidCap 400.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FUTURES RISK -- This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2001     2002
                ----     ----
               -0.92%   -15.01%



               *Year-to-date return as of June 30, 2003: 12.21%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2001:           17.96%
         WORST: 3RD QUARTER 2001:         -16.69%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002



      The table shows the Fund's Primary A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P MidCap 400, an unmanaged index of 400 common stocks, weighted by market value. The S&P MidCap 400 is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                                 1 YEAR     FUND*
         PRIMARY A SHARES RETURNS BEFORE TAXES                   -15.01%   -4.70%



         PRIMARY A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS   -15.48%   -6.29%



         PRIMARY A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS
           AND SALE OF FUND SHARES                                -8.94%   -3.90%



         S&P MIDCAP 400 (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                                    -14.51%   -4.30%

      *THE INCEPTION DATE OF INVESTOR A SHARES IS MARCH 31, 2000. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Primary A
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.40%



         Other expenses                                                  0.30%
                                                                          ------



         Total annual Fund operating expenses                            0.70%



         Fee waivers and/or reimbursements                              (0.35)%
                                                                          ------



         Total net expenses(2)                                           0.35%
                                                                          ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         PRIMARY A SHARES                        $36      $189      $355       $838

NATIONS SMALLCAP INDEX FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S QUANTITATIVE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 38.

WHAT IS AN INDEX FUND?

INDEX FUNDS USE A "PASSIVE" OR "INDEXING" INVESTMENT APPROACH, WHICH ATTEMPTS TO DUPLICATE THE PERFORMANCE OF A SPECIFIC MARKET INDEX.

CORRELATION MEASURES HOW CLOSELY A FUND'S RETURNS MATCH THOSE OF AN INDEX. A PERFECT CORRELATION OF 1.0 MEANS THAT THE NET ASSET VALUE OF THE FUND INCREASES OR DECREASES IN EXACT PROPORTION TO CHANGES IN THE INDEX.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks investment results that (before fees and expenses) correspond to the total return of the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600).

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks that are included in the S&P SmallCap 600. The S&P SmallCap 600 is an unmanaged market capitalization index consisting of 600 common stocks with market capitalizations ranging from $500 million to $3 billion that capture the economic and industry characteristics of small company stock performance. It is not available for investment.

The Fund may buy stock index futures and other financial futures as substitutes for the underlying securities in the S&P SmallCap 600.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Different common stocks have different weightings in the S&P SmallCap 600, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P SmallCap 600, the team will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P SmallCap 600, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P SmallCap 600.

The Fund tries to achieve a correlation of at least 0.95 with the S&P SmallCap 600 on an annual basis (before fees and expenses). The Fund's ability to track the S&P SmallCap 600 is affected by transaction costs and other expenses, changes in the composition of the S&P SmallCap 600, changes in the number of shares issued by the companies represented in the S&P SmallCap 600, and by the timing and amount of shareholder purchases and redemptions, among other things.

Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The team tries to minimize these costs for the Fund by using program trades and crossing networks.

The team may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations SmallCap Index Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund tries to match (before fees and expenses) the returns of the S&P SmallCap 600, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P SmallCap 600. The value of the Fund will rise and fall with the performance of the S&P SmallCap 600.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      - FUTURES RISK -- This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

PRIOR TO MAY 12, 2000, THE FUND HAD A DIFFERENT INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
GRAPHIC)           The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1997     1998     1999     2000     2001     2002
                ----     ----     ----     ----     ----     ----
               27.97%   -1.65%    5.47%    9.47%    6.06%   -15.18%



               *Year-to-date return as of June 30, 2003: 12.66%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2001:           20.60%
         WORST: 3RD QUARTER 1998:         -20.83%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002



      The table shows the Fund's Primary A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P SmallCap 600, an unmanaged index of 600 common stocks, weighted by market capitalization. The S&P SmallCap 600 is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                        1 YEAR    5 YEARS    FUND*
         PRIMARY A SHARES RETURNS BEFORE TAXES          -15.18%    0.43%     4.93%



         PRIMARY A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                -15.40%    0.07%     4.43%



         PRIMARY A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES         -9.22%    0.25%     3.84%



         S&P SMALLCAP 600 (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                     -14.63%    2.44%     6.88%

      *THE INCEPTION DATE OF PRIMARY A SHARES IS OCTOBER 15, 1996. THE RETURN
       FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Primary A
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.40%



         Other expenses                                                  0.36%
                                                                          ------



         Total annual Fund operating expenses                            0.76%



         Fee waivers and/or reimbursements                              (0.36)%
                                                                          ------



         Total net expenses(2)                                           0.40%
                                                                          ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         PRIMARY A SHARES                        $41      $207      $387       $909

NATIONS INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISERS

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

BA ADVISORS IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER. THE MASTER PORTFOLIO IS A "MULTI-MANAGER" FUND, WHICH MEANS THAT IT'S MANAGED BY MORE THAN ONE SUB-ADVISER. MARSICO CAPITAL, INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC. (INVESCO) AND PUTNAM INVESTMENT MANAGEMENT, LLC (PUTNAM) EACH MANAGE APPROXIMATELY ONE-THIRD OF THE ASSETS OF THE MASTER PORTFOLIO. JAMES G. GENDELMAN OF MARSICO CAPITAL, INVESCO'S INTERNATIONAL EQUITY PORTFOLIO MANAGEMENT TEAM AND PUTNAM'S CORE INTERNATIONAL EQUITY GROUP MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THEIR PORTIONS OF THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL ON PAGE 39, MR. GENDELMAN, INVESCO AND PUTNAM ON PAGE 40.

WHY INVEST IN AN INTERNATIONAL STOCK FUND?

INTERNATIONAL STOCK FUNDS INVEST IN A DIVERSIFIED PORTFOLIO OF COMPANIES LOCATED IN MARKETS THROUGHOUT THE WORLD. THESE COMPANIES CAN OFFER INVESTMENT OPPORTUNITIES THAT ARE NOT AVAILABLE IN THE UNITED STATES. INVESTING INTERNATIONALLY ALSO INVOLVES SPECIAL RISKS NOT ASSOCIATED WITH INVESTING IN THE U.S. STOCK MARKET.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations International Equity Master
                   Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in equity securities of established companies located in at least three countries other than the United States. The investment managers select countries, including emerging market or developing countries, and companies they believe have the potential for growth.

The Master Portfolio primarily invests in equity securities which may include equity interests in foreign investment funds or trusts, convertible securities, real estate investment trust securities and depositary receipts.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The Master Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

The Master Portfolio is a "multi-manager" fund. It has three different investment managers. Each is responsible for managing approximately one-third of the Master Portfolio's assets. The managers all have different, but complementary, investment styles:

  - Marsico Capital combines "top-down," allocation among sectors and regions around the world with a "bottom-up" analysis that focuses on investing in securities with earnings growth potential that may not be realized by other investors.

  - INVESCO uses a "bottom-up" approach, and favors well-established companies with above average financial strength and sustainable growth.

  - Putnam is a "core manager," focusing on stable, long-term investments, rather than growth or value stocks. It combines "bottom-up" stock selection with "top-down" country allocation.

The multi-manager strategy is based on the belief that having more than one manager may result in better performance and more stable returns over time.

A manager may sell a security when its price reaches a target set by the manager, if the company's growth prospects are deteriorating, when the manager believes other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations International Equity Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- The managers choose stocks they believe have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as expected, or will fall. There is also a risk that the Fund's multi-manager strategy may not result in better performance or more stable returns.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FUTURES RISK -- This Master Portfolio may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

EFFECTIVE JANUARY 15, 2002, MARSICO CAPITAL REPLACED GARTMORE GLOBAL PARTNERS (GARTMORE) AS CO-INVESTMENT SUB-ADVISER FOR A PORTION OF THE MASTER PORTFOLIO'S ASSETS. MARSICO CAPITAL HAS A DIFFERENT INVESTMENT STYLE THAN GARTMORE.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               27.21%    2.60%    8.45%    8.47%    1.27%   16.46%   39.49%   -15.13%  -20.66%  -14.53%



               *Year-to-date return as of June 30, 2003: 8.63%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1999:           28.59%
         WORST: 3RD QUARTER 2002:         -19.49%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002



      The table shows the Fund's Primary A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia and Far East Index), an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern Markets. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                                LIFE OF
                                                 1 YEAR    5 YEARS   10 YEARS    FUND*
         PRIMARY A SHARES RETURNS BEFORE TAXES   -14.53%   -1.33%     3.81%      2.98%



         PRIMARY A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS                      -14.73%   -3.19%     2.50%      1.76%



         PRIMARY A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS AND SALE OF FUND
           SHARES                                 -8.91%   -1.24%     2.93%      2.24%



         MSCI EAFE INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                                -15.94%   -2.89%     4.00%      2.87%

      *THE INCEPTION DATE OF PRIMARY A SHARES IS DECEMBER 2, 1991. THE RETURN
       FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Primary A
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases               none



         Maximum deferred sales charge (load)                           none



         Redemption fee (as a percentage of total redemption
         proceeds)(1)                                                   2.00%






         ANNUAL FUND OPERATING EXPENSES(2)
         (Expenses that are deducted from the Fund's assets)(3)



         Management fees                                                0.80%



         Other expenses                                                 0.38%
                                                                         ----



         Total annual Fund operating expenses                           1.18%
                                                                         ====

      (1)The redemption fee may apply to shares purchased after August 1, 2002 that are redeemed (either by selling your shares or exchanging into another Fund) within 90 days of purchase. Please see ABOUT YOUR INVESTMENT -- BUYING, SELLING AND EXCHANGING SHARES -- REDEMPTION FEES for details.

      (2)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (3)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         PRIMARY A SHARES                        $120     $375      $649      $1,432

Other important information
[LINE GRAPH GRAPHIC]

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 5. The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Any Fund with an 80% Policy may change it without shareholder approval by giving the shareholder at least 60 days notice. Other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN NATIONS MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest their assets in Nations Money Market Funds. BACAP and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. BACAP may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Funds.

      - FOREIGN INVESTMENT RISK -- Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If a Fund invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, distribution, administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO TURNOVER -- A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for each Fund in FINANCIAL HIGHLIGHTS.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.321.7854 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------


INVESTMENT ADVISER

BACAP is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Funds described in this prospectus.

BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $195 billion, BACAP acts as investment manager for individuals, corporations, private investment companies and financial institutions. BACAP uses a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP is also the investment adviser to the Nations Funds that appear in the table below. The table tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund.

  FUND                                         BACAP TEAM
  NATIONS BOND FUND                            FIXED INCOME MANAGEMENT TEAM



  NATIONS VALUE FUND                           VALUE STRATEGIES TEAM



  NATIONS LARGECAP INDEX FUND                  QUANTITATIVE STRATEGIES TEAM



  NATIONS MIDCAP INDEX FUND                    QUANTITATIVE STRATEGIES TEAM



  NATIONS SMALLCAP INDEX FUND                  QUANTITATIVE STRATEGIES TEAM

Nations Funds pays BACAP an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BACAP uses part of this money to pay the investment sub-adviser for the services it provides to certain Funds.

BACAP has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2004. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BACAP will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BACAP can receive, along with the actual advisory fees BACAP and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  NATIONS BOND FUND                                           0.40%        0.40%



  NATIONS VALUE FUND                                          0.65%        0.65%



  NATIONS MARSICO FOCUSED EQUITIES FUND(1)                    0.75%        0.75%



  NATIONS LARGECAP INDEX FUND                                 0.40%        0.06%



  NATIONS MIDCAP INDEX FUND                                   0.40%        0.05%



  NATIONS SMALLCAP INDEX FUND                                 0.40%        0.04%



  NATIONS INTERNATIONAL EQUITY FUND(1)                        0.80%        0.80%

(1)THESE FUNDS DON'T HAVE THEIR OWN INVESTMENT ADVISER BECAUSE THEY INVEST IN NATIONS MARSICO FOCUSED EQUITIES MASTER PORTFOLIO AND NATIONS INTERNATIONAL EQUITY MASTER PORTFOLIO, RESPECTIVELY. BACAP IS THE INVESTMENT ADVISER TO EACH MASTER PORTFOLIO.

INVESTMENT SUB-ADVISERS

Nations Funds and BACAP engage one or more investment sub-advisers for certain Funds to make day-to-day investment decisions for the Fund. BACAP retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BACAP may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. BACAP and the Funds have applied for relief from the SEC to permit the Funds to act on many of BACAP's recommendations with approval only by the Board and not by Fund shareholders. BACAP or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BACAP and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

Nations Funds and BACAP have engaged the following investment sub-advisers to provide day-to-day portfolio management for certain Funds. These sub-advisers function under the supervision of BACAP and the Board of Nations Funds.

--------------------------------------------------------------------------------

MARSICO CAPITAL MANAGEMENT, LLC

1200 17TH STREET
SUITE 1300
DENVER, COLORADO 80202

--------------------------------------------------------------------------------


MARSICO CAPITAL MANAGEMENT, LLC

Marsico Capital is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Marsico Capital is a full service investment advisory firm founded by Thomas F. Marsico in September 1997. Marsico Capital currently has approximately $20.8 billion in assets under management.

Marsico Capital is the investment sub-adviser to:

  - Nations Marsico Focused Equities Master Portfolio

Marsico Capital is a co-investment sub-adviser to:

  - Nations International Equity Master Portfolio

THOMAS F. MARSICO, Chairman and Chief Executive Officer of Marsico Capital, is one of the co-portfolio managers of Nations Marsico Focused Equities Master Portfolio. Mr. Marsico was an executive vice president and portfolio manager at Janus Capital Corporation from 1988 until he formed Marsico Capital in September 1997. He has more than 20 years of experience as a securities analyst and portfolio manager.

JAMES A. HILLARY, is one of the co-portfolio managers of Nations Marsico Focused Equities Master Portfolio. Mr. Hillary has 14 years of experience as a securities analyst and portfolio manager and is a founding member of Marsico Capital. Prior to joining Marsico Capital in 1997, Mr. Hillary was a portfolio manager at W.H. Reaves, a New Jersey-based money management firm where he managed equity mutual funds and separate accounts. He holds a Bachelor's degree from Rutgers University and a law degree from Fordham University. Mr. Hillary is also a certified public accountant.

JAMES G. GENDELMAN, is the portfolio manager of Marsico Capital's portion of Nations International Equity Master Portfolio. Prior to joining Marsico Capital in May 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a Bachelor's degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was an accountant for Ernst & Young from 1983 to 1985.

--------------------------------------------------------------------------------

INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC.

1360 PEACHTREE STREET, N.E.
ATLANTA, GEORGIA 30309

--------------------------------------------------------------------------------


INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC.

INVESCO is a division of AMVESCAP PLC, a publicly traded UK financial holding company located in London. INVESCO has approximately $9.1 billion in assets under management.

INVESCO is one of the three investment sub-advisers to Nations International Equity Master Portfolio. INVESCO's International Equity Portfolio Management Team is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio.

--------------------------------------------------------------------------------

PUTNAM INVESTMENT MANAGEMENT, LLC

ONE POST OFFICE SQUARE
BOSTON, MASSACHUSETTS 02109

--------------------------------------------------------------------------------


PUTNAM INVESTMENT MANAGEMENT, LLC

Putnam is a wholly-owned subsidiary of Putnam Investments Trust, which, except for shares held by employees, is owned by Marsh & McLennan Companies. Putnam has approximately $266 billion in assets under management.

Putnam is one of three investment sub-advisers to Nations International Equity Master Portfolio. Putnam's Core International Equity Group is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio.

--------------------------------------------------------------------------------

BACAP DISTRIBUTORS, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO REFERRED TO AS A SELLING OR SERVICING AGENT. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Funds are distributed by BACAP Distributors, LLC (BACAP Distributors), a registered broker/dealer.

BACAP Distributors is also administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay BACAP Distributors a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds and is paid monthly, as follows:

  GOVERNMENT BOND FUND                                          0.22%



  STOCK FUNDS                                                   0.23%



  INDEX FUNDS                                                   0.23%



  INTERNATIONAL STOCK FUND                                      0.22%

BACAP and BACAP Distributors may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

--------------------------------------------------------------------------------

PFPC INC.

400 BELLEVUE PARKWAY
WILMINGTON, DELAWARE 19809

--------------------------------------------------------------------------------


PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares
(BUYING, SELLING, EXCHANGING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Primary A Shares of the Funds. Here are some general rules about this class of shares:

  - Primary A Shares are available to certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they act as a fiduciary, agent or custodian. These include:

     - Bank of America and certain of its affiliates

     - certain other financial institutions and intermediaries, including financial planners and investment advisers

     - institutional investors

     - charitable foundations

     - endowments

     - other Funds in Nations Funds Family

  - The minimum initial investment is $250,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Primary A Shares.

  - There is no minimum amount for additional investments.

  - There are no sales charges for buying, selling or exchanging these shares.

You'll find more information about buying, selling and exchanging Primary A Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions or you need help placing an order.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, or the value of a security has been materially affected by events occurring after a foreign exchange closes, we'll base the price of a security on its fair market value. When a Fund uses fair value to price securities it may value those securities higher or lower than another fund that uses market quotations to price the same securities. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a Fund could change on days when Fund shares may not be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF REDEMPTION FEES.

YOU SHOULD TELL YOUR INVESTMENT PROFESSIONAL THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


REDEMPTION FEES

Nations International Equity Fund may assess, subject to exceptions described below, a 2.00% redemption fee on the proceeds of Fund shares that are purchased after August 1, 2002 and are redeemed (either by selling shares or exchanging into another Fund) within 90 days of their purchase. The redemption fee is paid to the Fund, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee is imposed to the extent that Fund shares redeemed exceed Fund shares that have been held more than 90 days. For shares of the Fund acquired by exchange, the holding period prior to the exchange will not be considered in determining whether to apply the redemption fee. You won't pay a redemption fee on the following transactions:

  - shares sold following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the tax code) of a shareholder, including a registered joint owner

  - distribution from certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

  - the following retirement plan distributions:

     - lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in case of a "key employee" of a "top heavy"
       plan)

     - distributions from an IRA or Custodial Account under Section 403(b)(7) of the tax code, following attainment of age 59 1/2

     - a tax-free return of an excess contribution to an IRA

     - distributions from a qualified retirement plan that aren't subject to the 10% additional federal withdrawal tax under Section 72(t)(2) of the tax code

  - payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

  - shares sold under our right to liquidate a shareholder's account including instances where the aggregate net asset value of Primary A Shares held in the account is less than the minimum account size

  - shares redeemed from accounts where by agreement with Nations Funds short-term trading activity is permitted, including shares sold as part of an automatic rebalancing within an asset allocation program

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Primary A Shares at net asset value per share.

        - If we don't receive payment within three business days of receiving an order, we'll refuse the order. We'll return any payment received for orders that we refuse.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

        - Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.


(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We normally send the sale proceeds by Fedwire within three business days after BACAP Distributors, PFPC or their agents receive your order.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

        - Nations International Equity Fund may assess a 2.00% redemption fee on the proceeds of Fund shares that are purchased after August 1, 2002 and are redeemed (either by selling shares or exchanging into another
          Fund) within 90 days of their purchase. Please see ABOUT YOUR INVESTMENT -- BUYING, SELLING AND EXCHANGING SHARES -- REDEMPTION FEES for details.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you

        - under certain other circumstances allowed under the 1940 Act

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------


(EXCHANGING SHARES   EXCHANGING SHARES
  GRAPHIC)

      You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can exchange Primary A Shares of a Fund for Primary A Shares of any other Nations Fund. In some cases, the only Money Market Fund option is Trust Class Shares of Nations Money Market Funds.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - The interests of a Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also know as "market timing." The exchange privilege is not intended as a vehicle for market timing. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. When BACAP believes frequent trading would have a disruptive effect on a Fund's ability to manage its investments, a Fund may reject purchase orders and exchanges into a Fund by any person, group or account that is believed to be a market timer.

        - The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise promote the best interests of the Fund, Nations International Equity Fund may assess a 2.00% redemption fee on the proceeds of Fund shares that are purchased after August 1, 2002 and are redeemed (either by selling shares or exchanging into another Fund) within 90 days of their purchase. Please see ABOUT YOUR INVESTMENT -- BUYING, SELLING AND EXCHANGING
          SHARES -- REDEMPTION FEES for details.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

Distributions and taxes
(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------

ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

All of the Funds distribute any net realized capital gain at least once a year. Normally, each Fund will declare and pay distributions of net investment income as indicated in the table below. The Funds may, however, declare and pay distributions of net investment income more frequently.

                                                  FREQUENCY OF           FREQUENCY
                                                 DECLARATION OF         OF PAYMENT
                                                     INCOME              OF INCOME
  FUND                                           DISTRIBUTIONS         DISTRIBUTIONS
  NATIONS BOND FUND                                 DAILY                MONTHLY



  NATIONS VALUE FUND                              QUARTERLY             QUARTERLY



  NATIONS MARSICO FOCUSED EQUITIES FUND           ANNUALLY              ANNUALLY



  NATIONS LARGECAP INDEX FUND                     ANNUALLY              ANNUALLY



  NATIONS MIDCAP INDEX FUND                       ANNUALLY              ANNUALLY



  NATIONS SMALLCAP INDEX FUND                     ANNUALLY              ANNUALLY



  NATIONS INTERNATIONAL EQUITY FUND               ANNUALLY              ANNUALLY

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.321.7854.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and realizes and distributes the gain. This distribution is also subject to tax. The Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT


Distributions of a Fund's ordinary income and net short-term capital gain generally are taxable to you as ordinary income. Distributions that come from net long-term capital gain generally are taxable to you as long-term capital gain.

Under recent changes to the tax code, an individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges on or after May 6, 2003. Also, if you're an individual Fund shareholder, your distributions attributable to dividends received by the Fund from U.S. and certain foreign corporations after December 31, 2002 generally will be treated as net long-term capital gain, as long as certain holding period requirements are met by you for your Fund shares and the Fund for its stock producing such dividends. A portion of such distributions to corporate shareholders may qualify for the dividends-received deduction.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

FOREIGN TAXES

Mutual funds that maintain most of their portfolio in foreign securities -- like the International Stock Fund -- have special tax considerations. If more than half of the Fund's assets consist of foreign securities for a taxable year and the Fund makes a special election for the taxable year, you'll generally be required to:

  - include in your gross income your proportional amount of foreign income taxes paid by the fund

  - treat this amount as foreign income taxes you paid directly

  - either deduct this amount when calculating your income, or subject to certain conditions and limitations, claim this amount as a foreign tax credit against your federal income tax liability

In general, if you are an individual, each year you can claim up to $300 ($600 if you're filing jointly) of foreign income taxes paid (or deemed paid) by you as a foreign tax credit against your federal income tax liability.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  PRIMARY A SHARES                             03/31/03#            03/31/02#            03/31/01             03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $9.66                $9.78                $9.37                $9.93
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.37                 0.54                 0.62                 0.59
  Net realized and unrealized gain/(loss)
    on investments                               0.51                (0.12)                0.41                (0.52)
  Net increase/(decrease) in net asset
    value from operations                        0.88                 0.42                 1.03                 0.07
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.37)               (0.54)               (0.62)               (0.59)
  Distributions from net realized capital
    gains                                       (0.17)                 --                   --                 (0.04)
  Total dividends and distributions             (0.54)               (0.54)               (0.62)               (0.63)
  Net asset value, end of year                  $10.00                $9.66                $9.78                $9.37
  TOTAL RETURN++                                 9.32%                4.33%               11.39%                0.97%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $2,482,229           $2,256,647           $2,333,703           $1,793,913
  Ratio of operating expenses to average
    net assets                                 0.67%(a)            0.68%(a)(b)           0.67%(a)               0.67%
  Ratio of net investment income/(loss)
    to average net assets                        3.75%                5.41%                6.53%                6.20%
  Portfolio turnover rate                        488%                 314%                 120%                  63%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.67%(a)             0.68%(a)             0.67%(a)               0.69%

                                               YEAR ENDED
  PRIMARY A SHARES                              03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.03
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.59
  Net realized and unrealized gain/(loss)
    on investments                               (0.04)
  Net increase/(decrease) in net asset
    value from operations                         0.55
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.59)
  Distributions from net realized capital
    gains                                        (0.06)
  Total dividends and distributions              (0.65)
  Net asset value, end of year                    $9.93
  TOTAL RETURN++                                  5.61%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $1,798,155
  Ratio of operating expenses to average
    net assets                                  0.68%(a)
  Ratio of net investment income/(loss)
    to average net assets                         5.86%
  Portfolio turnover rate                         107%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.78%(a)

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  PRIMARY A SHARES                             03/31/03#            03/31/02#            03/31/01             03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.96               $12.39               $16.24               $18.16
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.14                 0.12                 0.17                 0.11
  Net realized and unrealized gain/(loss)
    on investments                              (3.31)                0.58                (0.42)               (0.06)
  Net increase/(decrease) in net asset
    value from operations                       (3.17)                0.70                (0.25)                0.05
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.13)               (0.10)               (0.18)               (0.11)
  Distributions from net realized capital
    gains                                       (0.18)               (1.03)               (3.42)               (1.86)
  Total dividends and distributions             (0.31)               (1.13)               (3.60)               (1.97)
  Net asset value, end of year                   $8.48               $11.96               $12.39               $16.24
  TOTAL RETURN++                               (26.95)%               5.64%               (1.97)%              (0.16)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $451,815             $513,206             $844,432            $1,290,572
  Ratio of operating expenses to average
    net assets                                 0.97%(a)            0.95%(a)(b)          0.94%(a)(b)          0.93%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                        1.43%                1.02%                1.28%                0.65%
  Portfolio turnover rate                         75%                 135%                 181%                  95%
  Ratio of operating expenses to average
    net asset without waivers and/or
    expense reimbursements                     0.97%(a)             0.95%(a)             0.94%(a)             0.93%(a)

                                               YEAR ENDED
  PRIMARY A SHARES                              03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $19.92
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.13
  Net realized and unrealized gain/(loss)
    on investments                                0.64
  Net increase/(decrease) in net asset
    value from operations                         0.77
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.14)
  Distributions from net realized capital
    gains                                        (2.39)
  Total dividends and distributions              (2.53)
  Net asset value, end of year                   $18.16
  TOTAL RETURN++                                  4.15%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $1,939,704
  Ratio of operating expenses to average
    net assets                                 0.94%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                         0.76%
  Portfolio turnover rate                          38%
  Ratio of operating expenses to average
    net asset without waivers and/or
    expense reimbursements                      0.94%(a)

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MARSICO FOCUSED EQUITIES FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  PRIMARY A SHARES                             03/31/03#            03/31/02#            03/31/01             03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $15.87               $15.37               $22.59               $16.69
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.05)               (0.05)               (0.01)               (0.01)
  Net realized and unrealized gain/(loss)
    on investments                              (3.01)                0.55                (7.13)                6.14
  Net increase/(decrease) in net asset
    value from operations                       (3.06)                0.50                (7.14)                6.13
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                         --                   --                 (0.08)               (0.23)
  Net asset value, end of year                  $12.81               $15.87               $15.37               $22.59
  TOTAL RETURN++                               (19.28)%               3.25%              (31.67)%              37.13%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $384,706             $346,435             $354,798             $326,745
  Ratio of operating expenses to average
    net assets                                   1.12%                1.11%                1.09%              1.16%(a)
  Ratio of net investment income/(loss)
    to average net assets                       (0.35)%              (0.33)%              (0.05)%              (0.35)%
  Portfolio turnover rate                         --                   --                   --                 53%(b)
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.12%                1.11%                1.09%              1.16%(a)

                                               YEAR ENDED
  PRIMARY A SHARES                              03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $12.13
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.01)
  Net realized and unrealized gain/(loss)
    on investments                                4.58
  Net increase/(decrease) in net asset
    value from operations                         4.57
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                        (0.01)
  Net asset value, end of year                   $16.69
  TOTAL RETURN++                                 37.73%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $105,458
  Ratio of operating expenses to average
    net assets                                  1.06%(a)
  Ratio of net investment income/(loss)
    to average net assets                         0.05%
  Portfolio turnover rate                         177%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.06%(a)

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations Marsico Focused Equities Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) Amount represents results prior to conversion to a master-feeder structure.

NATIONS LARGECAP INDEX FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  PRIMARY A SHARES                             03/31/03#            03/31/02#            03/31/01#            03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $22.09               $22.35               $28.90               $25.06
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.25                 0.24                 0.24                 0.26
  Net realized and unrealized gain/(loss)
    on investments                              (5.77)               (0.27)               (6.55)                4.09
  Net increase/(decrease) in net asset
    value from operations                       (5.52)               (0.03)               (6.31)                4.35
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.20)               (0.23)               (0.24)               (0.25)
  Distributions from net realized capital
    gains                                         --                   --                (0.00)##              (0.26)
  Total dividends and distributions             (0.20)               (0.23)               (0.24)               (0.51)
  Net asset value, end of year                  $16.37               $22.09               $22.35               $28.90
  TOTAL RETURN++                               (25.05)%              (0.09)%             (21.94)%              17.58%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $918,184            $1,283,450           $2,021,690           $2,826,486
  Ratio of operating expenses to average
    net assets                                0.35%(a)(b)          0.35%(a)(b)          0.35%(a)(b)          0.35%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                        1.39%                1.05%                0.88%                0.96%
  Portfolio turnover rate                         6%                   7%                   8%                   7%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.69%(a)             0.68%(a)             0.68%(a)             0.71%(a)

                                               YEAR ENDED
  PRIMARY A SHARES                              03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $22.41
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.26
  Net realized and unrealized gain/(loss)
    on investments                                3.63
  Net increase/(decrease) in net asset
    value from operations                         3.89
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.25)
  Distributions from net realized capital
    gains                                        (0.99)
  Total dividends and distributions              (1.24)
  Net asset value, end of year                   $25.06
  TOTAL RETURN++                                 18.26%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $933,313
  Ratio of operating expenses to average
    net assets                                  0.35%(a)
  Ratio of net investment income/(loss)
    to average net assets                         1.17%
  Portfolio turnover rate                          4%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.71%(a)

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MIDCAP INDEX FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED                      YEAR ENDED
  PRIMARY A SHARES                                  03/31/03#                       03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                $9.31                           $8.39
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                         0.06                            0.07
  Net realized and unrealized gain/(loss)
    on investments                                    (2.25)                           1.46
  Net increase/(decrease) in net asset
    value from operations                             (2.19)                           1.53
  LESS DISTRIBUTIONS:
  Dividends from net investment income                (0.04)                          (0.06)
  Distributions from net realized capital
    gains                                             (0.12)                          (0.55)
  Total dividends and distributions                   (0.16)                          (0.61)
  Net asset value, end of period                      $6.96                           $9.31
  TOTAL RETURN++                                     (23.77)%                         18.29%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)               $860,997                        $679,205
  Ratio of operating expenses to average
    net assets                                       0.35%(a)                        0.35%(a)
  Ratio of operating expenses to average
    net assets including interest expense            0.35%(a)                        0.35%(a)
  Ratio of net investment income/(loss)
    to average net assets                             0.84%                           0.82%
  Portfolio turnover rate                              15%                             16%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                           0.70%(a)                        0.72%(a)

                                                    PERIOD ENDED
  PRIMARY A SHARES                                   03/31/01*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                 $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                          0.08
  Net realized and unrealized gain/(loss)
    on investments                                     (0.72)
  Net increase/(decrease) in net asset
    value from operations                              (0.64)
  LESS DISTRIBUTIONS:
  Dividends from net investment income                 (0.08)
  Distributions from net realized capital
    gains                                              (0.89)
  Total dividends and distributions                    (0.97)
  Net asset value, end of period                       $8.39
  TOTAL RETURN++                                      (7.27)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                $342,503
  Ratio of operating expenses to average
    net assets                                        0.35%(a)
  Ratio of operating expenses to average
    net assets including interest expense             0.36%(a)
  Ratio of net investment income/(loss)
    to average net assets                              0.82%
  Portfolio turnover rate                               69%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                            0.75%(a)

* Nations MidCap Index Fund Primary A Shares commenced operations on March 31, 2000.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS SMALLCAP INDEX FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  PRIMARY A SHARES                             03/31/03#            03/31/02#            03/31/01#            03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $15.63               $13.24               $13.53               $11.04
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.07                 0.06                 0.08                 0.04
  Net realized and unrealized gain/(loss)
    on investments                              (4.00)                2.73                (0.31)                2.49
  Net increase/(decrease) in net asset
    value from operations                       (3.93)                2.79                (0.23)                2.53
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.05)               (0.07)               (0.06)               (0.04)
  Distributions from net realized capital
    gains                                       (0.06)               (0.33)                 --                   --
  Total dividends and distributions             (0.11)               (0.40)               (0.06)               (0.04)
  Net asset value, end of year                  $11.59               $15.63               $13.24               $13.53
  TOTAL RETURN++                               (25.26)%              21.30%               (1.74)%              22.97%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $517,680             $499,084             $256,465             $196,593
  Ratio of operating expenses to average
    net assets                                 0.40%(a)             0.40%(a)             0.41%(a)             0.50%(a)
  Ratio of operating expenses to average
    net assets including interest expense      0.40%(a)             0.40%(a)             0.41%(a)             0.51%(a)
  Ratio of net investment income/(loss)
    to average net assets                        0.51%                0.46%                0.56%                0.35%
  Portfolio turnover rate                         26%                  18%                  65%                  53%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.76%(a)             0.76%(a)             0.79%(a)             0.77%(a)

                                               YEAR ENDED
  PRIMARY A SHARES                              03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $14.10
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.06
  Net realized and unrealized gain/(loss)
    on investments                               (2.92)
  Net increase/(decrease) in net asset
    value from operations                        (2.86)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.06)
  Distributions from net realized capital
    gains                                        (0.14)
  Total dividends and distributions              (0.20)
  Net asset value, end of year                   $11.04
  TOTAL RETURN++                                (20.50)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $189,379
  Ratio of operating expenses to average
    net assets                                  0.50%(a)
  Ratio of operating expenses to average
    net assets including interest expense       0.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                         0.52%
  Portfolio turnover rate                          65%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.82%(a)

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS INTERNATIONAL EQUITY FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  PRIMARY A SHARES                             03/31/03#            03/31/02#            03/31/01#            03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.49               $11.12               $16.74               $14.12
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.10                 0.09                 0.12                 0.10
  Net realized and unrealized gain/(loss)
    on investments                              (2.53)               (0.72)               (4.47)                4.91
  Net increase/(decrease) in net asset
    value from operations                       (2.43)               (0.63)               (4.35)                5.01
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.05)                --##                (0.11)               (0.06)
  Distributions from net realized capital
    gains                                         --                   --                 (1.16)               (2.33)
  Total dividends and distributions             (0.05)                --##                (1.27)               (2.39)
  Net increase in net asset value from
    redemption fees                              --##                  --                   --                   --
  Net asset value, end of year                   $8.01               $10.49               $11.12               $16.74
  TOTAL RETURN++                               (23.19)%              (5.65)%             (27.40)%              39.85%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $556,619             $474,738             $724,572             $866,731
  Ratio of operating expenses to average
    net assets                                   1.18%                1.16%                1.15%                1.14%
  Ratio of net investment income/(loss)
    to average net assets                        1.10%                0.88%                0.89%                0.69%
  Portfolio turnover rate                         --                   --                   --                 129%###
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.18%                1.16%                1.16%                1.18%

                                               YEAR ENDED
  PRIMARY A SHARES                              03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $14.81
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.11
  Net realized and unrealized gain/(loss)
    on investments                                0.39
  Net increase/(decrease) in net asset
    value from operations                         0.50
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.12)
  Distributions from net realized capital
    gains                                        (1.07)
  Total dividends and distributions              (1.19)
  Net increase in net asset value from
    redemption fees                                --
  Net asset value, end of year                   $14.12
  TOTAL RETURN++                                  3.68%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $743,861
  Ratio of operating expenses to average
    net assets                                    1.13%
  Ratio of net investment income/(loss)
    to average net assets                         0.79%
  Portfolio turnover rate                         146%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.13%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations International Equity Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $(0.01) per share.
### Amount represents results prior to conversion to a master-feeder structure.

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

BOND -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB CONVERTIBLE SECURITIES INDEX -- a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

CSFB GLOBAL HIGH YIELD INDEX -- the Credit Suisse First Boston Global High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

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

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

J.P. MORGAN EMERGING MARKETS BOND INDEX GLOBAL -- an unmanaged index that covers 27 emerging market countries. Included in the index are U.S. dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities. The index will only consider for inclusion emerging markets issues denominated in U.S. dollars, with a minimum current face outstanding of $500 million and at least 2 1/2 years to maturity (at the time each is added to the index). All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN 1-YEAR MUNICIPAL BOND INDEX -- a broad-based, unmanaged index consisting of tax free bonds with maturities greater than 1 year but less than 2 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN 3-YEAR MUNICIPAL BOND INDEX -- a broad-based, unmanaged index of investment grade bonds with maturities of greater than two years and less than four years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN 7-YEAR MUNICIPAL BOND INDEX -- a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN AGGREGATE BOND INDEX -- an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN GOVERNMENT BOND INDEX -- an unmanaged index of government bonds with an average maturity of approximately nine years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN GOVERNMENT/CORPORATE BOND INDEX -- an unmanaged index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN INTERMEDIATE GOVERNMENT CREDIT INDEX -- an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with maturities of 1 to 10 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN MUNICIPAL BOND INDEX -- a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.

It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN QUALITY INTERMEDIATE MUNICIPAL INDEX -- a broad based, unmanaged index consisting of tax free bonds with a minimum quality rating of A3 from Moody's and having a maturity range between 2 and 11 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES INDEX -- a widely used measure of convertible securities performance, this unmanaged index measures the performance of all U.S. dollar denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance. The index is reweighted daily to reflect all market value increases and decreases, as well as new issues and redemptions. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MERRILL LYNCH 1-3 YEAR TREASURY INDEX -- an unmanaged index of U.S. Treasury bonds with maturities of 1 to 3 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MSCI EAFE INDEX -- Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investment. It is not available for investment.

MSCI WORLD INDEX -- Morgan Stanley Capital International World Index is an unmanaged index consisting of securities listed on exchanges in the major European and Asian countries, Australia and the U.S. and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is not available for investment.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

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

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

RUSSELL 1000 INDEX -- an unmanaged index comprised of the 1,000 largest stocks in the Russell 3000 Index. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index is a listing of 3,000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a "large cap" index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000 GROWTH INDEX -- an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000 VALUE INDEX -- an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000 INDEX -- an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000 GROWTH INDEX -- an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance, with a greater than average growth orientation. Companies in the Russell 2000 Growth Index tend to exhibit higher price-to-book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000 VALUE INDEX -- an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000 GROWTH INDEX -- an unmanaged index comprised of securities in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation. Companies in the Russell 3000 Growth Index tend to exhibit higher price to book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP GROWTH INDEX -- an unmanaged index which measures the performance of those Russell MidCap companies with higher price-to-book ratios and forecasted growth values. The companies are included in the Russell 1000 Growth Index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) INDEX -- an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.0 billion: the median market capitalization was approximately $2.9 billion. The largest company in the index had an approximate market capitalization of $12 billion. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) VALUE INDEX -- an unmanaged index which measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500(1) -- Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P/IFC INVESTABLES INDEX -- an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. The index is weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P MIDCAP 400(1) -- an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P SMALLCAP 600(1) -- Standard & Poor's SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

SALOMON B/BB HIGH YIELD MARKET INDEX -- an unmanaged index that includes U.S. dollar-denominated bonds rated B or BB by a nationally recognized statistical rating organization and issued in the U.S. by entities domiciled in the U.S. and Canada only. The index includes cash pay bonds as well as zero coupon and payment in-kind bonds. It includes registered bonds as well as bonds issued under Rule 144-A. Minimum issue size is $100 million. Issues originally investment grade but subsequently downgraded to non-investment grade are included immediately. For issuers with more than one issue of bonds outstanding, all issues are included in the index. The index does not include defaulted bonds. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

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TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. TREASURY OBLIGATION -- a debt security issued by the U.S. Treasury.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)S&P has not reviewed any stock included in the S&P 500, S&P SmallCap 600 or S&P MidCap 400 Index for its investment merit. S&P determines and calculates its indices independently of the Funds and is not a sponsor or affiliate of the Funds. S&P gives no information and makes no statements about the suitability of investing in the Funds or the ability of its indices to track stock market performance. S&P makes no guarantees about the indices, any data included in them and the suitability of the indices or its data for any purpose. "Standard and Poor's," "S&P 500" and "S&P 600" are trademarks of The McGraw-Hill Companies, Inc.

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Where to find more information
(QUESTION MARK GRAPHIC)

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You'll find more information about Nations Funds Government Bond, Stock, Index and International Stock Funds in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS



      The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Funds and their policies. The
                   SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations
      Funds:

      By telephone: 1.800.321.7854

      By mail:
      NATIONS FUNDS
      C/O BACAP DISTRIBUTORS, LLC
      ONE BANK OF AMERICA PLAZA
      33RD FLOOR
      CHARLOTTE, NC 28255

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


SEC file number:
Nations Funds Trust, 811-09645
BANKPROPA-0803


                                                            (NATIONS FUNDS LOGO)

                Municipal Bond Funds
                ----------------------------------------------------------------
                Prospectus -- Investor A, B and C Shares
                August 1, 2003
(NATIONS FUNDS LOGO)

NATIONS SHORT-TERM
MUNICIPAL INCOME FUND
NATIONS INTERMEDIATE
MUNICIPAL BOND FUND
NATIONS MUNICIPAL
INCOME FUND


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 57.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Nations Funds Municipal Bond Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUNDS

These Funds focus on the potential to earn income that is generally free from federal income tax by investing primarily in municipal securities.

Municipal securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities and municipal securities. There's always a risk that you'll lose money or you may not earn as much as you expect.

CHOOSING THE RIGHT FUNDS FOR YOU

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Municipal Bond Funds focus on the potential to earn income. They may be suitable for you if:

  - you're looking for income

  - you have longer-term investment goals

  - you want to reduce taxes on your investment income

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with fixed income securities

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA
CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BACAP IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE
 ABOUT BACAP STARTING ON PAGE 24.

--------------------------------------------------------------------------------


NATIONS SHORT-TERM MUNICIPAL INCOME FUND                         4
------------------------------------------------------------------
NATIONS INTERMEDIATE MUNICIPAL BOND FUND                        10
------------------------------------------------------------------
NATIONS MUNICIPAL INCOME FUND                                   16
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     22
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       24

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Choosing a share class                                        26
     About Investor A Shares                                    28
        Front-end sales charge                                  28
        Contingent deferred sales charge                        29
     About Investor B Shares                                    29
        Contingent deferred sales charge                        29
     About Investor C Shares                                    31
        Contingent deferred sales charge                        31
     When you might not have to pay a sales charge              32
  Buying, selling and exchanging shares                         35
     How orders are processed                                   37
  How selling and servicing agents are paid                     43
  Distributions and taxes                                       45
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            47
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   57
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS SHORT-TERM MUNICIPAL INCOME FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 24.

LOWEST RISK, LOWEST INCOME POTENTIAL

THIS FUND HAS THE LOWEST RISK OF THE NATIONS FUNDS MUNICIPAL BOND FUNDS BECAUSE IT HAS A DURATION OF LESS THAN THREE YEARS. DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

THIS MEANS THE FUND'S VALUE TENDS TO CHANGE LESS WHEN INTEREST RATES CHANGE, BUT IT COULD ALSO EARN LESS INCOME THAN FUNDS WITH LONGER DURATIONS.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal income tax consistent with minimal fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be less than three years, and its duration will be between 1.25 and 2.75 years.

When selecting individual investments, the team looks at a security's potential to generate both income and price appreciation. The team:

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  - tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The team may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(GRAPHIC)          RISKS AND OTHER THINGS TO CONSIDER
                   Nations Short-Term Municipal Income Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on municipal obligations, which is generally free from federal income tax, but may be subject to the federal alternative minimum tax, and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----
               0.27%    8.05%    3.97%    4.54%    4.53%    2.31%    5.37%    5.00%    4.55%



              *Year-to-date return as of June 30, 2003: 1.56%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           2.86%
         WORST: 1ST QUARTER 1994:         -0.95%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002



      The table shows the Fund's Investor A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the Lehman 3-Year Municipal Bond Index, a broad-based, unmanaged index of investment grade bonds with maturities of greater than two years and less than four years and an equal blend of the Lehman 1-Year Municipal Bond Index, with maturities greater than one year and less than two years, and the Lehman 3-Year Municipal Bond Index. All dividends are reinvested. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                             LIFE OF
                                                          1 YEAR   5 YEARS    FUND*
         INVESTOR A SHARES RETURNS BEFORE TAXES            3.53%    4.14%     4.20%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                   3.53%    4.14%     4.20%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES           3.11%    4.04%     4.13%



         INVESTOR B SHARES RETURNS BEFORE TAXES           -1.22%    3.46%     3.91%



         INVESTOR C SHARES RETURNS BEFORE TAXES            2.76%    3.70%     4.11%



         LEHMAN 3-YEAR MUNICIPAL BOND INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR TAXES)         6.72%    5.33%     5.11%



         BLENDED LEHMAN 1-YEAR MUNICIPAL BOND AND LEHMAN
           3-YEAR MUNICIPAL BOND INDICES (REFLECT NO
           DEDUCTIONS FOR FEES, EXPENSES OR TAXES)         5.28%    4.92%     4.77%

      *THE INCEPTION DATES OF INVESTOR A SHARES, INVESTOR B SHARES AND INVESTOR
       C SHARES ARE NOVEMBER 2, 1993, OCTOBER 12, 1993 AND MAY 19, 1994, RESPECTIVELY. THE RETURNS FOR THE INDICES SHOWN ARE FROM INCEPTION OF INVESTOR A SHARES.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

INVESTOR B SHARES OF THIS FUND ARE ONLY AVAILABLE TO EXISTING SHAREHOLDERS FOR INVESTMENT.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                           Investor A   Investor B   Investor C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          1.00%         none         none



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                    none(1)        none        1.00%(2)



         ANNUAL FUND OPERATING EXPENSES(3)
         (Expenses that are deducted from the Fund's assets)



         Management fees                              0.30%        0.30%        0.30%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.29%        0.29%        0.29%
                                                       -------      -------      -------



         Total annual Fund operating expenses         0.84%        1.59%        1.59%



         Fee waivers and/or reimbursements           (0.19)%      (0.19)%      (0.19)%
                                                       -------      -------      -------



         Total net expenses(4)                        0.65%        1.40%        1.40%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (4)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                       $166     $347      $543      $1,110



         INVESTOR B SHARES                       $143     $483      $848      $1,672



         INVESTOR C SHARES                       $243     $483      $848      $1,873

      If you bought Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR C SHARES                       $143     $483      $848      $1,873

NATIONS INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 24.

MODERATE RISK, MODERATE
INCOME POTENTIAL

THIS FUND HAS RELATIVELY MODERATE RISK COMPARED WITH THE OTHER NATIONS FUNDS MUNICIPAL BOND FUNDS BECAUSE IT HAS A DURATION OF BETWEEN THREE AND SIX YEARS. DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

THE FUND'S VALUE WILL TEND TO CHANGE MORE WHEN INTEREST RATES CHANGE THAN THE VALUE OF NATIONS SHORT-TERM MUNICIPAL INCOME FUND, BUT IT COULD ALSO EARN MORE INCOME.

ITS VALUE WILL CHANGE LESS WHEN INTEREST RATES CHANGE THAN THE VALUE OF NATIONS MUNICIPAL INCOME FUND, BUT IT ALSO COULD EARN LESS INCOME.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal income tax consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

When selecting individual investments, the team looks at a security's potential to generate both income and price appreciation. The team:

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  - tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The team may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT
 OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT
 INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Intermediate Municipal Bond Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----
              -4.78%   14.55%    3.83%    7.16%    5.25%   -1.46%    7.89%    4.57%    7.75%



              *Year-to-date return as of June 30, 2003: 2.99%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           5.95%
         WORST: 1ST QUARTER 1994:         -4.09%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002



      The table shows the Fund's Investor A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the Lehman Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. All dividends are reinvested. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                         1 YEAR   5 YEARS    FUND*
         INVESTOR A SHARES RETURNS BEFORE TAXES           4.23%    4.05%     4.62%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                  4.19%    4.00%     4.58%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES          4.24%    4.08%     4.56%



         INVESTOR B SHARES RETURNS BEFORE TAXES           3.95%    4.01%     4.42%



         INVESTOR C SHARES RETURNS BEFORE TAXES           6.04%    4.10%     5.54%



         LEHMAN QUALITY INTERMEDIATE MUNICIPAL INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES
           OR TAXES)                                      9.23%    5.89%     5.90%

      *THE INCEPTION DATES OF INVESTOR A SHARES, INVESTOR B SHARES AND INVESTOR
       C SHARES ARE AUGUST 17, 1993, DECEMBER 2, 1993 AND NOVEMBER 3, 1994, RESPECTIVELY. THE RETURN FOR THE INDEX SHOWN IS FROM INCEPTION OF INVESTOR A SHARES.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                           Investor A   Investor B   Investor C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          3.25%         none         none



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                    none(1)       3.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees                              0.40%        0.40%        0.40%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.28%        0.28%        0.28%
                                                       -------      -------      -------



         Total annual Fund operating expenses         0.93%        1.68%        1.68%



         Fee waivers and/or reimbursements           (0.18)%      (0.18)%      (0.18)%
                                                       -------      -------      -------



         Total net expenses(5)                        0.75%        1.50%        1.50%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                       $399     $595      $807      $1,416



         INVESTOR B SHARES                       $453     $712      $896      $1,772



         INVESTOR C SHARES                       $253     $512      $896      $1,972

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $153     $512      $896      $1,772



         INVESTOR C SHARES                       $153     $512      $896      $1,972

NATIONS MUNICIPAL INCOME FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 24.

HIGHEST RISK, HIGHEST
INCOME POTENTIAL

THIS FUND HAS THE RELATIVELY HIGHEST RISK OF THE NATIONS FUNDS MUNICIPAL BOND FUNDS BECAUSE IT HAS A DURATION OF MORE THAN SIX YEARS. DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

THIS MEANS THE FUND'S VALUE TENDS TO CHANGE MORE WHEN INTEREST RATES CHANGE, BUT IT COULD ALSO EARN MORE INCOME THAN THE TWO FUNDS WITH SHORTER DURATIONS.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal income tax with the potential for principal fluctuation associated with investments in long-term municipal securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be more than seven years, and its duration will be more than six years.

When selecting individual investments, the team looks at a security's potential to generate both income and price appreciation. The team:

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  - tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The team may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT
 OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT
 INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Municipal Income Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts and tax-exempt investors.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1993     1994     1995     1996     1997     1998     1999     2000     20001    2002
                ----     ----     ----     ----     ----     ----     ----     ----     -----    ----
               13.34%    7.62%   19.27%    4.50%    9.34%    5.78%   -4.28%    9.79%    3.55%    6.65%



               *Year-to-date return as of June 30, 2003: 3.60%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           7.96%
         WORST: 1ST QUARTER 1994:         -6.64%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002



      The table shows the Fund's Investor A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the Lehman Municipal Bond Index, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                1 YEAR   5 YEARS   10 YEARS    FUND*
         INVESTOR A SHARES RETURNS BEFORE
           TAXES                                 1.60%    3.18%     5.26%      6.00%



         INVESTOR A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS                      1.60%    3.16%     5.17%      5.91%



         INVESTOR A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS AND SALE OF FUND
           SHARES                                2.74%    3.44%     5.18%      5.85%



         INVESTOR B SHARES RETURNS BEFORE
           TAXES                                 0.85%    3.10%      --        4.65%



         INVESTOR C SHARES RETURNS BEFORE
           TAXES                                 4.85%    3.47%     5.15%      5.35%



         LEHMAN MUNICIPAL BOND INDEX (REFLECTS
           NO DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                                9.60%    6.06%     6.71%      7.26%

      *THE INCEPTION DATES OF INVESTOR A SHARES, INVESTOR B SHARES AND INVESTOR
       C SHARES ARE FEBRUARY 1, 1991, JUNE 7, 1993 AND JUNE 17, 1992, RESPECTIVELY. THE RETURN FOR THE INDEX SHOWN IS FROM INCEPTION OF INVESTOR A SHARES.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                           Investor A   Investor B   Investor C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          4.75%         none         none



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                    none(1)       5.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees                              0.50%        0.50%        0.50%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.29%        0.29%        0.29%
                                                       -------      -------      -------



         Total annual Fund operating expenses         1.04%        1.79%        1.79%



         Fee waivers and/or reimbursements           (0.19)%      (0.19)%      (0.19)%
                                                       -------      -------      -------



         Total net expenses(5)                        0.85%        1.60%        1.60%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figures shown here are after waivers and reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                       $558     $773     $1,005     $1,672



         INVESTOR B SHARES                       $663     $845     $1,152     $1,892



         INVESTOR C SHARES                       $263     $545       $952     $2,090

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $163     $545      $952      $1,892



         INVESTOR C SHARES                       $163     $545      $952      $2,090

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN NATIONS MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest their assets in Nations Money Market Funds. BACAP and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. BACAP may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Funds.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, distribution, administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO TURNOVER -- A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for each Fund in FINANCIAL HIGHLIGHTS.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.321.7854 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA
CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------


INVESTMENT ADVISER

BACAP is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Funds described in this prospectus.

BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $195 billion, BACAP acts as investment manager for individuals, corporations, private investment companies and financial institutions. BACAP uses a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP's Municipal Fixed Income Management Team is responsible for making the day-to-day investment decisions for each Fund.

Nations Funds pays BACAP an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

BACAP has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2004. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BACAP will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BACAP can receive, along with the actual advisory fees BACAP and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  NATIONS SHORT-TERM MUNICIPAL INCOME FUND                    0.30%        0.13%



  NATIONS INTERMEDIATE MUNICIPAL BOND FUND                    0.40%        0.24%



  NATIONS MUNICIPAL INCOME FUND                               0.50%        0.33%

INVESTMENT SUB-ADVISER

Nations Funds and BACAP may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BACAP retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BACAP may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. BACAP and the Funds have applied for relief from the SEC to permit the Funds to act on many of BACAP's recommendations with approval only by the Board and not by Fund shareholders. BACAP or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BACAP and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

BACAP DISTRIBUTORS, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------


The Funds are distributed by BACAP Distributors, LLC (BACAP Distributors), a registered broker/dealer. BACAP Distributors may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

BACAP Distributors is also administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay BACAP Distributors a fee of 0.22% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds and is paid monthly.

--------------------------------------------------------------------------------

PFPC INC.

400 BELLEVUE PARKWAY WILMINGTON, DELAWARE 19809

--------------------------------------------------------------------------------


PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Choosing a share class

(ABC SHARE GRAPHIC)

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.




 FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.321.7854.




 BEFORE YOU INVEST, PLEASE NOTE THAT, OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY.
 FOR MORE INFORMATION, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

--------------------------------------------------------------------------------


Before you can invest in the Funds, you'll need to choose a share class. There are three classes of shares of each Fund offered by this prospectus except Nations Short-Term Municipal Income Fund, which doesn't offer Investor B Shares to new investors.

Each class has its own sales charges and fees. The table below compares the charges and fees and other features of the share classes.

                               NATIONS             NATIONS
                              SHORT-TERM         INTERMEDIATE          NATIONS
                              MUNICIPAL           MUNICIPAL           MUNICIPAL
  INVESTOR A SHARES          INCOME FUND          BOND FUND          INCOME FUND
  MAXIMUM AMOUNT YOU CAN
  BUY                          NO LIMIT            NO LIMIT            NO LIMIT



  MAXIMUM FRONT-END
  SALES CHARGE                  1.00%               3.25%               4.75%



  MAXIMUM DEFERRED SALES
  CHARGE(1)                      NONE                NONE                NONE



  MAXIMUM ANNUAL
  DISTRIBUTION AND        0.25% DISTRIBUTION  0.25% DISTRIBUTION  0.25% DISTRIBUTION
  SHAREHOLDER SERVICING        (12B-1)/            (12B-1)/            (12B-1)/
  FEES                      SERVICE FEE(2)       SERVICE FEE         SERVICE FEE



  CONVERSION FEATURE             NONE                NONE                NONE

(1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A
   SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(2)This Fund pays this fee under a separate servicing plan.

                                NATIONS             NATIONS
                               SHORT-TERM         INTERMEDIATE          NATIONS
                               MUNICIPAL           MUNICIPAL           MUNICIPAL
  INVESTOR B SHARES           INCOME FUND          BOND FUND          INCOME FUND
  MAXIMUM AMOUNT YOU CAN
  BUY                           $250,000            $250,000            $250,000



  MAXIMUM FRONT-END SALES
  CHARGE                          NONE                NONE                NONE



  MAXIMUM DEFERRED SALES
  CHARGE                          NONE              3.00%(1)            5.00%(1)



  REDEMPTION FEE                  NONE                NONE                NONE



  MAXIMUM ANNUAL
  DISTRIBUTION AND         0.75% DISTRIBUTION  0.75% DISTRIBUTION  0.75% DISTRIBUTION
  SHAREHOLDER SERVICING     (12B-1) FEE AND     (12B-1) FEE AND     (12B-1) FEE AND
  FEES                     0.25% SERVICE FEE   0.25% SERVICE FEE   0.25% SERVICE FEE



  CONVERSION FEATURE              NONE                YES                 YES

(1)This charge decreases over time. Please see CHOOSING A SHARE
   CLASS -- INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

                                NATIONS             NATIONS
                               SHORT-TERM         INTERMEDIATE          NATIONS
                               MUNICIPAL           MUNICIPAL           MUNICIPAL
  INVESTOR C SHARES           INCOME FUND          BOND FUND          INCOME FUND
  MAXIMUM AMOUNT YOU CAN
  BUY                           NO LIMIT            NO LIMIT            NO LIMIT



  MAXIMUM FRONT-END SALES
  CHARGE                          NONE                NONE                NONE



  MAXIMUM DEFERRED SALES
  CHARGE(1)                      1.00%               1.00%               1.00%



  REDEMPTION FEE                  NONE                NONE                NONE



  MAXIMUM ANNUAL
  DISTRIBUTION AND         0.75% DISTRIBUTION  0.75% DISTRIBUTION  0.75% DISTRIBUTION
  SHAREHOLDER SERVICING     (12B-1) FEE AND     (12B-1) FEE AND     (12B-1) FEE AND
  FEES                     0.25% SERVICE FEE   0.25% SERVICE FEE   0.25% SERVICE FEE



  CONVERSION FEATURE              NONE                NONE                NONE

(1)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

Investor A Shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Investor A Shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Investor B and Investor C Shares. This means that Investor A Shares can be expected to pay relatively higher distributions per share.

Investor B Shares have limits on how much you can invest. When you buy Investor B or Investor C Shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Investor C Shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Investor A Shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Investor B and Investor C Shares. You should also consider the conversion feature for Investor B Shares, which is described in ABOUT INVESTOR B SHARES.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(A SHARES GRAPHIC) ABOUT INVESTOR A SHARES

      There is no limit to the amount you can invest in Investor A Shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares.

      FRONT-END SALES CHARGE



      You'll pay a front-end sales charge when you buy Investor A Shares, unless:

        - you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- FRONT-END SALES CHARGES

        - you're reinvesting distributions

      The sales charge you'll pay depends on the Fund you're buying and the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

           NATIONS SHORT-TERM MUNICIPAL INCOME FUND
                                                                         AMOUNT RETAINED
                                      SALES CHARGE     SALES CHARGE     BY SELLING AGENTS
                                     AS A % OF THE     AS A % OF THE      AS A % OF THE
                                     OFFERING PRICE   NET ASSET VALUE    OFFERING PRICE
           AMOUNT YOU BOUGHT           PER SHARE         PER SHARE          PER SHARE
           $0 -- $99,999                     1.00%             1.01%                0.75%



           $100,000 -- $249,999              0.75%             0.76%                0.50%



           $250,000 -- $999,999              0.50%             0.50%                0.40%



           $1,000,000 OR MORE                0.00%             0.00%                1.00%(1)

           NATIONS INTERMEDIATE MUNICIPAL BOND FUND
                                                                         AMOUNT RETAINED
                                      SALES CHARGE     SALES CHARGE     BY SELLING AGENTS
                                     AS A % OF THE     AS A % OF THE      AS A % OF THE
                                     OFFERING PRICE   NET ASSET VALUE    OFFERING PRICE
           AMOUNT YOU BOUGHT           PER SHARE         PER SHARE          PER SHARE
           $0 -- $99,999                     3.25%             3.36%                3.00%



           $100,000 -- $249,999              2.50%             2.56%                2.25%



           $250,000 -- $499,999              2.00%             2.04%                1.75%



           $500,000 -- $999,999              1.50%             1.53%                1.25%



           $1,000,000 OR MORE                0.00%             0.00%                1.00%(1)




           NATIONS MUNICIPAL INCOME FUND
                                                                         AMOUNT RETAINED
                                      SALES CHARGE     SALES CHARGE     BY SELLING AGENTS
                                     AS A % OF THE     AS A % OF THE      AS A % OF THE
                                     OFFERING PRICE   NET ASSET VALUE    OFFERING PRICE
           AMOUNT YOU BOUGHT           PER SHARE         PER SHARE          PER SHARE
           $0 -- $49,999                     4.75%             4.99%                4.25%



           $50,000 -- $99,999                4.50%             4.71%                4.00%



           $100,000 -- $249,999              3.50%             3.63%                3.00%



           $250,000 -- $499,999              2.50%             2.56%                2.25%



           $500,000 -- $999,999              2.00%             2.04%                1.75%



           $1,000,000 OR MORE                0.00%             0.00%                1.00%(1)

      (1)1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. BACAP Distributors pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      CONTINGENT DEFERRED SALES CHARGE



      If you own or buy $1,000,000 or more of Investor A Shares, there is one situation when you'll pay a CDSC:

        - If you sell your shares within 18 months of buying them, you'll pay a CDSC of 1.00%.

      The CDSC is calculated from the day your purchase is accepted (the trade date). We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower.

      You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.


(B SHARES GRAPHIC) ABOUT INVESTOR B SHARES

      You can buy up to $250,000 in aggregate of Investor B Shares. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them. Investor B Shares are not available for Nations Short-Term Municipal Income Fund.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC when you sell your Investor B Shares, unless:

        - you bought the shares before August 1, 1997

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section, WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

The CDSC you pay depends on the Fund you bought, when you bought your shares, how much you bought in some cases, and how long you held them.

  NATIONS INTERMEDIATE MUNICIPAL BOND FUND
  IF YOU SELL YOUR SHARES
  DURING THE FOLLOWING YEAR:                           YOU'LL PAY A CDSC OF:
  ------------------------------------------------------------------------------------
                                                                 SHARES YOU BOUGHT
                                               SHARES YOU      BETWEEN 8/1/1997 AND
                                              BOUGHT AFTER       11/15/1998 IN THE
                                               11/15/1998       FOLLOWING AMOUNTS:
                                              ------------   -------------------------
                                                                $0 -       $500,000 -
                                                              $499,999      $999,999
  THE FIRST YEAR YOU OWN THEM                     3.0%           3.0%          2.0%



  THE SECOND YEAR YOU OWN THEM                    3.0%           2.0%          1.0%



  THE THIRD YEAR YOU OWN THEM                     2.0%           1.0%          NONE



  THE FOURTH YEAR YOU OWN THEM                    1.0%           NONE          NONE



  THE FIFTH YEAR YOU OWN THEM                     NONE           NONE          NONE



  THE SIXTH YEAR YOU OWN THEM                     NONE           NONE          NONE



  AFTER SIX YEARS OF OWNING THEM                  NONE           NONE          NONE

  NATIONS MUNICIPAL INCOME FUND
  IF YOU SELL YOUR SHARES
  DURING THE FOLLOWING YEAR:                     YOU'LL PAY A CDSC OF:
  -------------------------------------------------------------------------------------
                                  SHARES YOU           SHARES YOU BOUGHT BETWEEN
                                 BOUGHT AFTER           8/1/1997 AND 11/15/1998
                                  11/15/1998           IN THE FOLLOWING AMOUNTS:
                                 ------------   ---------------------------------------
                                                   $0 -       $250,000 -    $500,000 -
                                                 $249,999      $499,999      $999,999
  THE FIRST YEAR YOU OWN THEM        5.0%           4.0%          3.0%          2.0%



  THE SECOND YEAR YOU OWN THEM       4.0%           3.0%          2.0%          1.0%



  THE THIRD YEAR YOU OWN THEM        3.0%           3.0%          1.0%          NONE



  THE FOURTH YEAR YOU OWN THEM       3.0%           2.0%          NONE          NONE



  THE FIFTH YEAR YOU OWN THEM        2.0%           1.0%          NONE          NONE



  THE SIXTH YEAR YOU OWN THEM        1.0%           NONE          NONE          NONE



  AFTER SIX YEARS OF OWNING
    THEM                             NONE           NONE          NONE          NONE

      The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

      Your selling agent receives compensation when you buy Investor B Shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

ABOUT THE CONVERSION FEATURE

Investor B Shares generally convert automatically to Investor A Shares according to the following schedule:

  NATIONS INTERMEDIATE MUNICIPAL BOND FUND
                                                   WILL CONVERT TO INVESTOR A SHARES
  INVESTOR B SHARES YOU BOUGHT                        AFTER YOU'VE OWNED THEM FOR
  ----------------------------                     ---------------------------------
  AFTER NOVEMBER 15, 1998                                     EIGHT YEARS



  BETWEEN AUGUST 1, 1997 AND NOVEMBER 15, 1998
    $0 -- $499,999                                             SIX YEARS
    $500,000 -- $999,999                                      FIVE YEARS



  BEFORE AUGUST 1, 1997                                        SIX YEARS




  NATIONS MUNICIPAL INCOME FUND
                                                   WILL CONVERT TO INVESTOR A SHARES
  INVESTOR B SHARES YOU BOUGHT                        AFTER YOU'VE OWNED THEM FOR
  ----------------------------                     ---------------------------------
  AFTER NOVEMBER 15, 1998                                     EIGHT YEARS



  BETWEEN AUGUST 1, 1997 AND NOVEMBER 15, 1998
    $0 -- $249,999                                            NINE YEARS
    $250,000 -- $499,999                                       SIX YEARS
    $500,000 -- $999,999                                      FIVE YEARS



  BEFORE AUGUST 1, 1997                                       EIGHT YEARS

Investor B Shares purchased during certain periods prior to August 1, 1997 may have had different or no conversion rights. Please refer to the conversion rights outlined in the original prospectus relating to those Investor B Shares.

The conversion feature allows you to benefit from the lower operating costs of Investor A Shares, which can help increase total returns.

Here's how the conversion works:

  - We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Investor A Shares have lower expenses.

  - Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares will convert to Investor A Shares at the same time.

  - You'll receive the same dollar value of Investor A Shares as the Investor B Shares that were converted. No sales charge or other charges apply.

  - Investor B Shares that you received from an exchange of Investor B Shares of another Nations Fund will convert based on the day you bought the original shares. Your conversion date may be later if you exchanged to or from a Nations Money Market Fund.

  - Conversions are free from federal income tax.


(C SHARES GRAPHIC) ABOUT INVESTOR C SHARES

      There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section, WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

      The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

      Your selling agent receives compensation when you buy Investor C Shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.

YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR NOTIFYING NATIONS FUNDS THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


      WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE



      You may be eligible for a reduced or waived front-end sales charge or CDSC. Information about these reductions and waivers is provided below and may also be discussed in the SAI. Please contact your investment professional or contact Nations Funds at 1.800.321.7854 to determine whether you qualify for a reduction or waiver of these charges.

      FRONT-END SALES CHARGES



      (Investor A Shares)

      There are three ways you can lower the front-end sales charge you pay on Investor A Shares:

         - COMBINE PURCHASES YOU'VE ALREADY MADE
            Rights of accumulation allow you to combine the value of Investor A, Investor B and Investor C Shares you already own with Investor A Shares you're buying to calculate the sales charge. The sales charge is based on the total value of the shares you already own plus the value of the shares you're buying. Index Funds (including Nations LargeCap Enhanced Core Fund) and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify for rights of accumulation.

         - COMBINE PURCHASES YOU PLAN TO MAKE
            By signing a letter of intent, you can combine the value of shares you already own with the value of shares you plan to buy over a 13-month period to calculate the sales charge.

           - You can choose to start the 13-month period up to 90 days before you sign the letter of intent.

           - Each purchase you make will receive the sales charge that applies to the total amount you plan to buy.

           - If you don't buy as much as you planned within the period, you must pay the difference between the charges you've paid and the charges that actually apply to the shares you've bought.

           - Your first purchase must be at least 5% of the minimum amount for the sales charge level that applies to the total amount you plan to buy.

           - If the purchase you've made later qualifies for a reduced sales charge through the 90-day backdating provisions, we'll make an adjustment for the lower charge when the letter of intent expires. Any adjustment will be used to buy additional shares at the reduced sales charge.

         - COMBINE PURCHASES WITH FAMILY MEMBERS
            You can receive a quantity discount by combining purchases of Investor A Shares that you, your spouse and children under age 21 make on the same day. Some distributions or payments from the dissolution of certain qualified plans also qualify for the quantity discount. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify.

      The following investors can buy Investor A Shares without paying a front-end sales charge:

        - full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

        - banks, trust companies and thrift institutions acting as fiduciaries

        - individuals receiving a distribution from a Bank of America trust or other fiduciary account may use the proceeds of that distribution to buy Investor A Shares without paying a front-end sales charge, as long as the proceeds are invested in the Funds within 90 days of the date of distribution

        - Nations Funds' Trustees, Directors and employees of its investment sub-advisers

        - registered broker/dealers that have entered into a Nations Funds dealer agreement with BACAP Distributors may buy Investor A Shares without paying a front-end sales charge for their investment account only

        - registered personnel and employees of these broker/dealers and their family members may buy Investor A Shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

        - employees or partners of any service provider to the Funds

        - investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

        - shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

        - certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      You can also buy Investor A Shares without paying a sales charge if you buy the shares within 120 days of selling Investor A Shares of the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the Investor A Shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, BACAP Distributors or their agents must receive your written request within 120 days after you sell your shares.

      CONTINGENT DEFERRED SALES CHARGES



      (Investor A, Investor B and Investor C Shares)

      You won't pay a CDSC on the following transactions:

        - shares sold by intermediaries that are part of the Nations Funds selling group where the intermediary has entered into an agreement with Nations Funds not to receive (or to return if received) all or any applicable portion of an up-front commission
        - shares sold following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the tax code)) of a shareholder, including a registered joint owner

        - shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

        - shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the tax code

        - shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

          - have at least $500,000 invested in Investor A, Investor B or Investor C Shares of Nations Funds, or

          - sign a letter of intent to buy at least $500,000 of Investor A, Investor B or Investor C Shares of Nations Funds, or

          - be an employer-sponsored plan with at least 100 eligible participants, or

          - be a participant in an alliance program that has signed an agreement with Nations Funds or its principal underwriter

        - payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

        - shares sold under our right to liquidate a shareholder's account, including instances where the aggregate net asset value of Investor A, Investor B or Investor C Shares held in the account is less than the minimum account size

        - if you exchange Investor B or Investor C Shares of a Nations Fund that were bought through a Bank of America employee benefit plan for Investor A Shares of a Nations Fund

        - withdrawals made under the Automatic Withdrawal Plan described in BUYING, SELLING AND EXCHANGING SHARES, if the total withdrawals of Investor A, Investor B or Investor C Shares made in a year are less than 12% of the total value of those shares in your account. A CDSC may only apply to Investor A Shares if you bought more than $1,000,000

      You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same class of the same Fund within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the Investor B or Investor C Shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, BACAP Distributors or their agents must receive your written request within 120 days after you sell your shares.

      You won't pay a CDSC on the sale of Investor C Shares sold by a nonprofit organization qualified under Section 501(c)(3) of the tax code in connection with the Banc of America Capital Management Charitable Giving Program.

Buying, selling and exchanging shares
(BUYING, SELLING AND EXCHANGING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Funds through your selling agent or directly from Nations Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have questions or you need help placing an order.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum          minimum initial investment:                There is no limit to the amount you can
                                         - $1,000 for regular accounts              invest in Investor A and C Shares. You
                                         - $250 for certain fee-based accounts      can invest up to $250,000 in Investor B
                                         minimum additional investment:             Shares.
                                         - $100 for all accounts
                                                                                    Investor B Shares are only available to
                                                                                    existing shareholders of Nations
                                                                                    Short-Term Income Fund and Nations
                                                                                    Short-Term Municipal Income Fund.

                  Using our              minimum initial investment:                You can buy shares twice a month,
                  Systematic             - $100                                     monthly or quarterly, using automatic
                  Investment Plan        minimum additional investment:             transfers from your bank account.
                                         - $50

Selling shares    In a lump sum          - you can sell up to $50,000 of your       We'll deduct any CDSC from the amount
                                         shares by telephone, otherwise there       you're selling and send you or your
                                           are no limits to the amount you can      selling agent the balance, usually
                                           sell                                     within three business days of receiving
                                         - other restrictions may apply to          your order.
                                           withdrawals from retirement plan
                                           accounts                                 If you paid for your shares with a
                                                                                    check that wasn't certified, we'll hold
                                                                                    the sale proceeds when you sell those
                                                                                    shares for at least 15 days after the
                                                                                    trade date of the purchase, or until
                                                                                    the check has cleared.

                  Using our Automatic    - minimum $25 per withdrawal               Your account balance must be at least
                  Withdrawal Plan                                                   $10,000 to set up the plan. You can
                                                                                    make withdrawals twice a month,
                                                                                    monthly, quarterly, bi-annually or
                                                                                    annually. We'll send your money by
                                                                                    check or deposit it directly to your
                                                                                    bank account. No CDSC is deducted if
                                                                                    you withdraw 12% or less of the value
                                                                                    of your shares in a class.

Exchanging        In a lump sum          - minimum $1,000 per exchange              You can exchange your Investor A Shares
shares                                                                              for Investor A Shares of any other
                                                                                    Nations Fund, except Index Funds.
                                                                                    You can exchange your Investor B Shares
                                                                                    for Investor B Shares of any other
                                                                                    Nations Fund.
                                                                                    You can exchange your Investor C Shares
                                                                                    for Investor C Shares of any other
                                                                                    Nations Fund.
                                                                                    You won't pay a front-end sales charge,
                                                                                    CDSC or redemption fee on the shares
                                                                                    you're exchanging.

                  Using our Automatic    - minimum $25 per exchange                 You must already have an investment in
                  Exchange Feature                                                  the Funds into which you want to
                                                                                    exchange. You can make exchanges
                                                                                    monthly or quarterly.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, or the value of a security has been materially affected by events occurring after a foreign exchange closes, we'll base the price of a security on its fair value. When a Fund uses fair value to price securities it may value those securities higher or lower than another fund that uses market quotations to price the same securities. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a Fund could change on days when Fund shares may not be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------


(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - Except for the Index Funds, you buy Investor A Shares at the offering price per share. You buy Index Funds and Investor B and Investor C Shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we'll refuse the order. We'll return any payment received for orders that we refuse.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

      MINIMUM INITIAL INVESTMENT



      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

        - $100 using our Systematic Investment Plan

      MINIMUM ADDITIONAL INVESTMENT



      You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares twice a month, monthly or quarterly.

  - You can choose to have us transfer your money on or about the 15th or the last day of the month.

  - Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.

(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We'll deduct any CDSC from the amount you're selling and send you the balance.
        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after

BACAP Distributors, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

--------------------------------------------------------------------------------




 FOR MORE INFORMATION
 ABOUT TELEPHONE ORDERS,
 SEE HOW ORDERS ARE
 PROCESSED.

--------------------------------------------------------------------------------


        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order.

        - You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

        - under certain other circumstances allowed under the 1940 Act

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $10,000 to set up the plan.

  - If you set up the plan after you've opened your account, your signature must be guaranteed.

  - You can choose to have us transfer your money on or about the 10th or the 25th of the month.

  - You won't pay a CDSC on Investor A, Investor B or Investor C Shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------


(EXCHANGING SHARES EXCHANGING SHARES
  GRAPHIC)

      You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - You must exchange at least $1,000, or $25 if you use our Automatic Exchange Feature.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - The interests of a Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." The exchange privilege is not intended as a vehicle for market timing. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. When BACAP believes frequent trading would have a disruptive effect on a Fund's ability to manage its investments, a Fund may reject purchase orders and exchanges into a Fund by any person, group or account that is believed to be a market timer.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

      EXCHANGING INVESTOR A SHARES



      You can exchange Investor A Shares of a Fund for Investor A Shares of any other Nations Fund, except Index Funds (including Nations LargeCap Enhanced Core Fund).

      Here are some rules for exchanging Investor A Shares:

        - You won't pay a front-end sales charge on the shares of the Fund you're exchanging.

        - You won't pay a CDSC, if applicable, on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

        - If you received Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund directly or indirectly from an exchange of Investor B Shares of another Fund, you can exchange these shares for Investor B Shares of any other Nations Fund.

        A CDSC may apply to the shares you receive from the exchange, and to any Investor B Shares you receive from an exchange of these shares. The CDSC will be based on the period from when you bought your original Investor B Shares until you sell the shares you received from the exchange.

      EXCHANGING INVESTOR B SHARES



      You can exchange Investor B Shares of a Fund for Investor B Shares of any other Nations Fund.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

      If you received Investor C Shares of a Nations Money Market Fund through an exchange of Investor B Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Investor C Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

      EXCHANGING INVESTOR C SHARES



      You can exchange Investor C Shares of a Fund for Investor C Shares of any other Nations Fund.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $25 or more of Investor A, Investor B or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to PFPC in writing or call 1.800.321.7854.

  - If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

  - You must already have an investment in the Funds you want to exchange.

  - You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

  - The rules for making exchanges apply to automatic exchanges.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS

Your selling agent may receive an up-front commission (reallowance) when you buy shares of a Fund. The amount of this commission depends on which share class you choose:

  - up to 4.25% of the offering price per share of Investor A Shares. The commission is paid from the sales charge we deduct when you buy your shares

  - up to 4.00% of the net asset value per share of Investor B Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  - up to 1.00% of the net asset value per share of Investor C Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

If you buy Investor B or Investor C Shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

BACAP Distributors and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The amount of the fee depends on the class of shares you own:

                                 MAXIMUM ANNUAL DISTRIBUTION (12B-1)
                                    AND SHAREHOLDER SERVICING FEES
                             (AS AN ANNUAL % OF AVERAGE DAILY NET ASSETS)
  INVESTOR A SHARES  0.25% COMBINED DISTRIBUTION (12B-1) AND SHAREHOLDER
                     SERVICING FEE(1)



  INVESTOR B SHARES  0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                     FEE



  INVESTOR C SHARES  0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                     FEE

(1)NATIONS SHORT-TERM MUNICIPAL INCOME FUND PAYS THIS FEE UNDER A SEPARATE SERVICING PLAN.

Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Funds pay these fees to BACAP Distributors and/or to eligible selling and servicing agents and financial institutions, including BACAP or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:

  - a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  - additional amounts on all sales of shares:

    - up to 1.00% of the offering price per share of Investor A Shares of all other Funds

    - up to 1.00% of the net asset value per share of Investor B Shares

    - up to 1.00% of the net asset value per share of Investor C Shares

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

This compensation, which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, BACAP Distributors sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BACAP Distributors and BACAP, and certain other selling or servicing agents. Selected selling and servicing agents also may receive compensation for opening a minimum number of accounts.

BACAP and BACAP Distributors may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

Distributions and taxes
(DISTRIBUTIONS AND TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

All of the Funds distribute any net realized capital gain, at least once a year. The Funds normally declare distributions of net investment income daily and pay them monthly. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.321.7854.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and realizes and distributes the gain. This distribution is also subject to tax. The Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions that come from a Municipal Bond Fund's tax-exempt interest income generally are free from federal income tax, but may be subject to state, local and other taxes. All or a portion of these distributions may also be subject to alternative minimum taxes.

Any distributions that come from taxable income or realized capital gain are generally subject to tax. Distributions that come from any taxable interest income and net short-term capital gain generally are taxable to you as ordinary income. Distributions that come from net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Under recent changes to the tax code, an individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges on or after May 6, 2003.

No other Fund distributions are expected to qualify for reduced taxation under such recent changes to the tax code. Corporate shareholders will not be able to deduct any distributions from these Funds when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS SHORT-TERM MUNICIPAL
INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR A SHARES                            03/31/03#           03/31/02*#            03/31/01#            03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.13               $10.14                $9.94               $10.10
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.23                 0.30                 0.41                 0.39
  Net realized and unrealized gain/(loss)
    on investments                               0.27                 0.03                 0.21                (0.16)
  Net increase/(decrease) in net asset
    value from operations                        0.50                 0.33                 0.62                 0.23
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.23)               (0.34)               (0.42)               (0.39)
  Net asset value, end of year                  $10.40               $10.13               $10.14                $9.94
  TOTAL RETURN++                                 5.00%                3.27%                6.34%                2.35%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $210,556             $125,262              $23,613              $22,415
  Ratio of operating expenses to average
    net assets                                 0.65%(a)             0.65%(a)             0.65%(a)             0.63%(a)
  Ratio of net investment income/(loss)
    to average net assets                        2.21%                3.12%                4.16%                3.93%
  Portfolio turnover rate                         11%                  12%                  38%                  90%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.84%                0.88%                0.91%                1.02%

                                               YEAR ENDED
  INVESTOR A SHARES                             03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.05
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.39
  Net realized and unrealized gain/(loss)
    on investments                                0.05
  Net increase/(decrease) in net asset
    value from operations                         0.44
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.39)
  Net asset value, end of year                   $10.10
  TOTAL RETURN++                                  4.50%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $35,805
  Ratio of operating expenses to average
    net assets                                  0.60%(a)
  Ratio of net investment income/(loss)
    to average net assets                         3.91%
  Portfolio turnover rate                          53%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.05%

* Effective April 1, 2001, the Short-Term Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Investor A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.08% to 3.12%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average share method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS SHORT-TERM MUNICIPAL
INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR B SHARES                            03/31/03#           03/31/02*#            03/31/01#            03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.13               $10.14                $9.94               $10.10
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.16                 0.27                 0.34                 0.36
  Net realized and unrealized gain/(loss)
    on investments                               0.27                (0.02)                0.20                (0.16)
  Net increase/(decrease) in net asset
    value from operations                        0.43                 0.25                 0.54                 0.20
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.16)               (0.26)               (0.34)               (0.36)
  Net asset value, end of year                  $10.40               $10.13               $10.14                $9.94
  TOTAL RETURN++                                 4.22%                2.51%                5.56%                1.99%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $1,771               $1,884               $3,463               $7,030
  Ratio of operating expenses to average
    net assets                                 1.40%(a)             1.40%(a)             1.40%(a)             0.94%(a)
  Ratio of net investment income/(loss)
    to average net assets                        1.46%                2.37%                3.41%                3.62%
  Portfolio turnover rate                         11%                  12%                  38%                  90%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.59%                1.63%                1.66%                1.77%

                                               YEAR ENDED
  INVESTOR B SHARES                             03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.05
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.38
  Net realized and unrealized gain/(loss)
    on investments                                0.05
  Net increase/(decrease) in net asset
    value from operations                         0.43
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.38)
  Net asset value, end of year                   $10.10
  TOTAL RETURN++                                  4.34%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $13,931
  Ratio of operating expenses to average
    net assets                                  0.75%(a)
  Ratio of net investment income/(loss)
    to average net assets                         3.76%
  Portfolio turnover rate                          53%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.80%

* Effective April 1, 2001, the Short-Term Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Investor B Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 2.33% to 2.37%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average share method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS SHORT-TERM MUNICIPAL
INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR C SHARES                            03/31/03#           03/31/02*#            03/31/01#            03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.13               $10.14                $9.94               $10.10
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.15                 0.19                 0.34                 0.32
  Net realized and unrealized gain/(loss)
    on investments                               0.28                 0.06                 0.20                (0.16)
  Net increase/(decrease) in net asset
    value from operations                        0.43                 0.25                 0.54                 0.16
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.16)               (0.26)               (0.34)               (0.32)
  Net asset value, end of year                  $10.40               $10.13               $10.14                $9.94
  TOTAL RETURN++                                 4.21%                2.47%                5.55%                1.57%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $82,563              $41,822              $1,417               $1,616
  Ratio of operating expenses to average
    net assets                                 1.40%(a)             1.40%(a)             1.40%(a)             1.40%(a)
  Ratio of net investment income/(loss)
    to average net assets                        1.46%                2.37%                3.41%                3.16%
  Portfolio turnover rate                         11%                  12%                  38%                  90%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.59%                1.63%                1.66%                1.77%

                                               YEAR ENDED
  INVESTOR C SHARES                             03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.05
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.40
  Net realized and unrealized gain/(loss)
    on investments                                0.02
  Net increase/(decrease) in net asset
    value from operations                         0.42
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.37)
  Net asset value, end of year                   $10.10
  TOTAL RETURN++                                  4.29%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $2,583
  Ratio of operating expenses to average
    net assets                                  0.83%(a)
  Ratio of net investment income/(loss)
    to average net assets                         3.68%
  Portfolio turnover rate                          53%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.80%

* Effective April 1, 2001, the Short-Term Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Investor C Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 2.33% to 2.37%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average share method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS INTERMEDIATE MUNICIPAL
BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR A SHARES                            03/31/03#           03/31/02*#            03/31/01             03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.00               $10.15                $9.78               $10.30
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.42                 0.45                 0.46                 0.45
  Net realized and unrealized gain/(loss)
    on investments                               0.38                (0.16)                0.36                (0.50)
  Net increase/(decrease) in net asset
    value from operations                        0.80                 0.29                 0.82                (0.05)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.42)               (0.44)               (0.45)               (0.45)
  Distributions from net realized capital
    gains                                       (0.02)                 --                   --                 (0.02)
  Total dividends and distributions             (0.44)               (0.44)               (0.45)               (0.47)
  Net asset value, end of year                  $10.36               $10.00               $10.15                $9.78
  TOTAL RETURN++                                 8.07%                2.91%                8.54%               (0.49)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $44,628              $28,868              $20,728              $19,782
  Ratio of operating expenses to average
    net assets                                   0.75%              0.75%(a)             0.75%(a)             0.73%(a)
  Ratio of net investment income/(loss)
    to average net assets                        4.02%                4.36%                4.48%                4.52%
  Portfolio turnover rate                         15%                  14%                  17%                  30%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.93%                0.93%                0.93%                0.95%

                                               YEAR ENDED
  INVESTOR A SHARES                             03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.30
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.45
  Net realized and unrealized gain/(loss)
    on investments                                0.07
  Net increase/(decrease) in net asset
    value from operations                         0.52
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.45)
  Distributions from net realized capital
    gains                                        (0.07)
  Total dividends and distributions              (0.52)
  Net asset value, end of year                   $10.30
  TOTAL RETURN++                                  5.12%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $16,149
  Ratio of operating expenses to average
    net assets                                  0.70%(a)
  Ratio of net investment income/(loss)
    to average net assets                         4.35%
  Portfolio turnover rate                          40%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.93%

* Effective April 1, 2001, the Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Investor A Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.28% to 4.36%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS INTERMEDIATE MUNICIPAL
BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR B SHARES                            03/31/03#           03/31/02*#            03/31/01             03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.00               $10.15                $9.78               $10.30
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.33                 0.36                 0.37                 0.38
  Net realized and unrealized gain/(loss)
    on investments                               0.39                (0.14)                0.37                (0.50)
  Net increase/(decrease) in net asset
    value from operations                        0.72                 0.22                 0.74                (0.12)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.34)               (0.37)               (0.37)               (0.38)
  Distributions from net realized capital
    gains                                       (0.02)                 --                   --                 (0.02)
  Total dividends and distributions             (0.36)               (0.37)               (0.37)               (0.40)
  Net asset value, end of year                  $10.36               $10.00               $10.15                $9.78
  TOTAL RETURN++                                 7.26%                2.14%                7.74%               (1.18)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $6,200               $4,110               $2,563               $2,733
  Ratio of operating expenses to average
    net assets                                   1.50%              1.50%(a)             1.50%(a)             1.42%(a)
  Ratio of net investment income/(loss)
    to average net assets                        3.27%                3.61%                3.73%                3.83%
  Portfolio turnover rate                         15%                  14%                  17%                  30%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.68%                1.68%                1.68%                1.70%

                                               YEAR ENDED
  INVESTOR B SHARES                             03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.30
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.39
  Net realized and unrealized gain/(loss)
    on investments                                0.07
  Net increase/(decrease) in net asset
    value from operations                         0.46
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.39)
  Distributions from net realized capital
    gains                                        (0.07)
  Total dividends and distributions              (0.46)
  Net asset value, end of year                   $10.30
  TOTAL RETURN++                                  4.49%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $2,556
  Ratio of operating expenses to average
    net assets                                  1.30%(a)
  Ratio of net investment income/(loss)
    to average net assets                         3.75%
  Portfolio turnover rate                          40%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.68%

* Effective April 1, 2001, the Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Investor B Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.53% to 3.61%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS INTERMEDIATE MUNICIPAL
BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR C SHARES                            03/31/03#           03/31/02*#            03/31/01             03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.00               $10.16                $9.78               $10.30
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.33                 0.35                 0.37                 0.38
  Net realized and unrealized gain/(loss)
    on investments                               0.39                (0.14)                0.38                (0.50)
  Net increase/(decrease) in net asset
    value from operations                        0.72                 0.21                 0.75                (0.12)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.34)               (0.37)               (0.37)               (0.38)
  Distributions from net realized capital
    gains                                       (0.02)                 --                   --                 (0.02)
  Total dividends and distributions             (0.36)               (0.37)               (0.37)               (0.40)
  Net asset value, end of year                  $10.36               $10.00               $10.16                $9.78
  TOTAL RETURN++                                 7.25%                2.03%                7.84%               (1.19)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $7,702               $2,006                $528                 $539
  Ratio of operating expenses to average
    net assets                                   1.50%              1.50%(a)             1.50%(a)             1.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                        3.27%                3.61%                3.73%                3.75%
  Portfolio turnover rate                         15%                  14%                  17%                  30%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.68%                1.68%                1.68%                1.70%

                                               YEAR ENDED
  INVESTOR C SHARES                             03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.30
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.40
  Net realized and unrealized gain/(loss)
    on investments                                0.09
  Net increase/(decrease) in net asset
    value from operations                         0.49
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.42)
  Distributions from net realized capital
    gains                                        (0.07)
  Total dividends and distributions              (0.49)
  Net asset value, end of year                   $10.30
  TOTAL RETURN++                                  4.80%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $1,511
  Ratio of operating expenses to average
    net assets                                  1.21%(a)
  Ratio of net investment income/(loss)
    to average net assets                         3.84%
  Portfolio turnover rate                          40%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.68%

* Effective April 1, 2001, the Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Investor C Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.53% to 3.61%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MUNICIPAL INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR A SHARES                            03/31/03#           03/31/02*#            03/31/01#            03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.83               $11.14               $10.68               $11.48
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.50                 0.53                 0.53                 0.52
  Net realized and unrealized gain/(loss)
    on investments                               0.23                (0.31)                0.46                (0.79)
  Net increase/(decrease) in net asset
    value from operations                        0.73                 0.22                 0.99                (0.27)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.50)               (0.53)               (0.53)               (0.52)
  Distributions from net realized capital
    gains                                         --                   --                   --                 (0.01)
  Total dividends and distributions             (0.50)               (0.53)               (0.53)               (0.53)
  Net asset value, end of year                  $11.06               $10.83               $11.14               $10.68
  TOTAL RETURN++                                 6.83%                1.95%                9.55%               (2.28)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $44,823              $50,765              $38,591              $35,937
  Ratio of operating expenses to average
    net assets                                 0.85%(a)             0.85%(a)             0.83%(a)             0.83%(a)
  Ratio of net investment income/(loss)
    to average net assets                        4.52%                4.76%                4.90%                4.76%
  Portfolio turnover rate                         25%                  13%                  18%                  36%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.04%                1.04%                1.04%                1.07%

                                               YEAR ENDED
  INVESTOR A SHARES                             03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $11.46
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.52
  Net realized and unrealized gain/(loss)
    on investments                                0.07
  Net increase/(decrease) in net asset
    value from operations                         0.59
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.52)
  Distributions from net realized capital
    gains                                        (0.05)
  Total dividends and distributions              (0.57)
  Net asset value, end of year                   $11.48
  TOTAL RETURN++                                  5.21%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $28,625
  Ratio of operating expenses to average
    net assets                                  0.80%(a)
  Ratio of net investment income/(loss)
    to average net assets                         4.51%
  Portfolio turnover rate                          11%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.05%

* Effective April 1, 2001, the Municipal Income Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Investor A Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.70% to 4.76%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MUNICIPAL INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR B SHARES                            03/31/03#           03/31/02*#            03/31/01#            03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.83               $11.13               $10.69               $11.48
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.42                 0.44                 0.45                 0.44
  Net realized and unrealized gain/(loss)
    on investments                               0.23                (0.30)                0.44                (0.78)
  Net increase/(decrease) in net asset
    value from operations                        0.65                 0.14                 0.89                (0.34)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.42)               (0.44)               (0.45)               (0.44)
  Distributions from net realized capital
    gains                                         --                   --                   --                 (0.01)
  Total dividends and distributions             (0.42)               (0.44)               (0.45)               (0.45)
  Net asset value, end of year                  $11.06               $10.83               $11.13               $10.69
  TOTAL RETURN++                                 6.04%                1.28%                8.62%               (2.99)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $9,263               $9,116               $8,930               $8,795
  Ratio of operating expenses to average
    net assets                                 1.60%(a)             1.60%(a)             1.60%(a)             1.53%(a)
  Ratio of net investment income/(loss)
    to average net assets                        3.77%                4.01%                4.13%                4.06%
  Portfolio turnover rate                         25%                  13%                  18%                  36%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.79%                1.79%                1.79%                1.82%

                                               YEAR ENDED
  INVESTOR B SHARES                             03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $11.46
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.44
  Net realized and unrealized gain/(loss)
    on investments                                0.08
  Net increase/(decrease) in net asset
    value from operations                         0.52
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.45)
  Distributions from net realized capital
    gains                                        (0.05)
  Total dividends and distributions              (0.50)
  Net asset value, end of year                   $11.48
  TOTAL RETURN++                                  4.53%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $13,810
  Ratio of operating expenses to average
    net assets                                  1.45%(a)
  Ratio of net investment income/(loss)
    to average net assets                         3.86%
  Portfolio turnover rate                          11%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.80%

* Effective April 1, 2001, the Municipal Income Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Investor B Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.95% to 4.01%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MUNICIPAL INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR C SHARES                            03/31/03#           03/31/02*#            03/31/01#            03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.84               $11.14               $10.69               $11.48
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.42                 0.44                 0.45                 0.44
  Net realized and unrealized gain/(loss)
    on investments                               0.23                (0.30)                0.45                (0.78)
  Net increase/(decrease) in net asset
    value from operations                        0.65                 0.14                 0.90                (0.34)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.42)               (0.44)               (0.45)               (0.44)
  Distributions from net realized capital
    gains                                         --                   --                   --                 (0.01)
  Total dividends and distributions             (0.42)               (0.44)               (0.45)               (0.45)
  Net asset value, end of year                  $11.07               $10.84               $11.14               $10.69
  TOTAL RETURN++                                 6.03%                1.28%                8.71%               (3.03)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $1,591               $1,294               $1,318               $1,418
  Ratio of operating expenses to average
    net assets                                 1.60%(a)             1.60%(a)             1.60%(a)             1.60%(a)
  Ratio of net investment income/(loss)
    to average net assets                        3.77%                4.01%                4.13%                3.99%
  Portfolio turnover rate                         25%                  13%                  18%                  36%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.79%                1.79%                1.79%                1.82%

                                               YEAR ENDED
  INVESTOR C SHARES                             03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $11.46
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.46
  Net realized and unrealized gain/(loss)
    on investments                                0.07
  Net increase/(decrease) in net asset
    value from operations                         0.53
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.46)
  Distributions from net realized capital
    gains                                        (0.05)
  Total dividends and distributions              (0.51)
  Net asset value, end of year                   $11.48
  TOTAL RETURN++                                  4.64%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $2,150
  Ratio of operating expenses to average
    net assets                                  1.36%(a)
  Ratio of net investment income/(loss)
    to average net assets                         3.95%
  Portfolio turnover rate                          11%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.80%

* Effective April 1, 2001, the Municipal Income Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Investor C Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.95% to 4.01%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

BOND -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).
COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB GLOBAL HIGH YIELD INDEX -- the Credit Suisse First Boston Global High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

J.P. MORGAN EMERGING MARKETS BOND INDEX GLOBAL -- an unmanaged index that covers 27 emerging market countries. Included in the index are U.S. dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities. The index will only consider for inclusion emerging markets issues denominated in U.S. dollars, with a minimum current face outstanding of $500 million and at least 2 1/2 years to maturity (at the time each is added to the index). All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN 1-YEAR MUNICIPAL BOND INDEX -- a broad-based, unmanaged index consisting of tax free bonds with maturities greater than 1 year but less than 2 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN 3-YEAR MUNICIPAL BOND INDEX -- a broad-based, unmanaged index of investment grade bonds with maturities of greater than two years and less than four years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN 7-YEAR MUNICIPAL BOND INDEX -- a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN AGGREGATE BOND INDEX -- an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN GOVERNMENT BOND INDEX -- an unmanaged index of government bonds with an average maturity of approximately nine years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN GOVERNMENT/CORPORATE BOND INDEX -- an unmanaged index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN INTERMEDIATE GOVERNMENT CREDIT INDEX -- an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with maturities of 1 to 10 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN MUNICIPAL BOND INDEX -- a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.
LEHMAN QUALITY INTERMEDIATE MUNICIPAL INDEX -- a broad-based, unmanaged index consisting of tax free bonds with a minimum quality rating of A3 from

Moody's and having a maturity range between 2 and 11 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH 1-3 YEAR TREASURY INDEX -- an unmanaged index of U.S. Treasury bonds with maturities of 1 to 3 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

SALOMON B/BB HIGH YIELD MARKET INDEX -- an unmanaged index that includes U.S. dollar-denominated bonds rated B or BB by a nationally recognized statistical rating organization and issued in the U.S. by entities domiciled in the U.S. and Canada only. The index includes cash pay bonds as well as zero coupon and payment in-kind bonds. It includes registered bonds as well as bonds issued under Rule 144-A. Minimum issue size is $100 million. Issues originally investment grade but subsequently downgraded to non-investment grade are included immediately. For issuers with more than one issue of bonds outstanding, all issues are included in the index. The index does not include defaulted bonds. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. TREASURY OBLIGATION -- a debt security issued by the U.S. Treasury.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

Where to find more information
(QUESTION MARK GRAPHIC)

You'll find more information about Nations Funds Municipal Bond Funds in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS



      The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Funds and their policies. The
                   SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations
      Funds:

      By telephone: 1.800.321.7854

      By mail:
      NATIONS FUNDS
      C/O BACAP DISTRIBUTORS, LLC
      ONE BANK OF AMERICA PLAZA
      33RD FLOOR
      CHARLOTTE, NC 28255

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:
Nations Funds Trust, 811-09645
NATMUNIPROIX-0803


                                                            (NATIONS FUNDS LOGO)

       State Municipal Bond Funds
       -------------------------------------------------------------------------
       Prospectus -- Investor A, B and C Shares
       August 1, 2003
(NATIONS FUNDS LOGO)

NATIONS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
NATIONS CALIFORNIA MUNICIPAL BOND FUND
NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
NATIONS FLORIDA MUNICIPAL BOND FUND
NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND
NATIONS KANSAS MUNICIPAL INCOME FUND
NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND
NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND
NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND
NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND
NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND
NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 139.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N. A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Nations Funds State Municipal Bond Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUNDS

These Funds invest most of their assets in securities issued by one state and its public authorities and local governments, and are generally intended for residents of that state.

Each Fund focuses on the potential to earn income that is generally free from federal and state income tax by investing primarily in municipal securities.

Municipal securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of municipal securities. There's always a risk that you'll lose money, or you may not earn as much as you expect.

Because they invest primarily in securities issued by one state and its public authorities and local governments, the Funds are considered to be non-diversified. This means the value of a Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

CHOOSING THE RIGHT FUNDS FOR YOU

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The State Municipal Bond Funds may be suitable for you if:

  - you're looking for income

  - you want to reduce taxes on your investment

  - you have longer-term investment goals

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with fixed income securities

COMPARING THE FUNDS

There are two groups of State Municipal Bond Funds in the Nations Funds Family:
Intermediate Municipal Bond Funds and Long-Term Municipal Bond Funds. The main difference between the two groups is their portfolio duration -- a measure used to estimate how much a Fund's securities will fluctuate in response to a change in interest rates.

The Long-Term Municipal Bond Funds, which have longer portfolio durations, generally have the potential to earn more income than the Intermediate Municipal Bond Funds, but they also generally have more risk because their prices tend to change more when interest rates change.

The table below is designed to help you understand the differences between these two groups of Funds only and their relative income and risk potential -- you should not use it to compare these Funds with other mutual funds or other kinds of investments. A Fund's income and risk potential can change over time.

                                                               INCOME       RISK
                                               DURATION       POTENTIAL   POTENTIAL
  INTERMEDIATE MUNICIPAL BOND FUNDS           3 TO 6 YRS      MODERATE    MODERATE



  KANSAS MUNICIPAL INCOME FUND                3 TO 8 YRS      MODERATE    MODERATE



  LONG-TERM MUNICIPAL BOND FUNDS            MORE THAN 6 YRS     HIGH        HIGH

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 6.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BACAP IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.







 YOU'LL FIND MORE ABOUT BACAP STARTING ON PAGE 80.

--------------------------------------------------------------------------------


NATIONS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND              6
------------------------------------------------------------------
NATIONS CALIFORNIA MUNICIPAL BOND FUND                          11
------------------------------------------------------------------
NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND                17
------------------------------------------------------------------
NATIONS FLORIDA MUNICIPAL BOND FUND                             23
------------------------------------------------------------------
NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND                29
------------------------------------------------------------------
NATIONS KANSAS MUNICIPAL INCOME FUND                            35
------------------------------------------------------------------
NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND               41
------------------------------------------------------------------
NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND         47
------------------------------------------------------------------
NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND         54
------------------------------------------------------------------
NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND              60
------------------------------------------------------------------
NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND                  66
------------------------------------------------------------------
NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND               72
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     78
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       80

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Choosing a share class                                        82
     About Investor A Shares                                    83
        Front-end sales charge                                  83
        Contingent deferred sales charge                        84
     About Investor B Shares                                    84
        Contingent deferred sales charge                        84
     About Investor C Shares                                    87
        Contingent deferred sales charge                        87
     When you might not have to pay a sales charge              87
  Buying, selling and exchanging shares                         91
     How orders are processed                                   93
  How selling and servicing agents are paid                     99
  Distributions and taxes                                      101
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           103
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                  139
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 80.

THIS FUND AT A GLANCE

THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO CALIFORNIA STATE MUNICIPAL BOND FUNDS.

  - WHO SHOULD CONSIDER INVESTING: RESIDENTS OF CALIFORNIA

  - DURATION: 3 TO 6 YEARS

  - INCOME POTENTIAL: MODERATE

  - RISK POTENTIAL: MODERATE

DURATION

DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal and California state individual income taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and California individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of the securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

When selecting individual investments, the team:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The team may sell a security when it believes the security is overvalued, when there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations California Intermediate Municipal Bond Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. Government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on California municipal obligations, which is generally free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

      - STATE SPECIFIC RISK -- State specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. A slow-down in the economy and a drop in revenues from personal income tax on capital gains and stock options caused by the weak performance of the stock market have contributed to an overall decline in the current finances of California and its municipalities. The State projects a deficit of $38.2 billion for fiscal year 2003-04. Further, the State continues to experience significant energy-related challenges and commitments. As of June 13, 2003, the State Legislature has not approved a budget for fiscal year 2003-04. It is unclear how the current economic conditions or the energy-situation may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                           Investor A   Investor B   Investor C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          3.25%         none         none



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                    none(1)       3.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees                              0.40%        0.40%        0.40%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.37%        0.37%        0.37%
                                                       -------      -------      -------



         Total annual Fund operating expenses         1.02%        1.77%        1.77%



         Fee waivers and/or reimbursements           (0.27)%      (0.27)%      (0.27)%
                                                       -------      -------      -------



         Total net expenses(5)                        0.75%        1.50%        1.50%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                       $399     $613      $845      $1,510



         INVESTOR B SHARES                       $453     $731      $934      $1,863



         INVESTOR C SHARES                       $253     $531      $934      $2,062

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $153     $531      $934      $1,863



         INVESTOR C SHARES                       $153     $531      $934      $2,062

NATIONS CALIFORNIA MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 80.

THIS FUND AT A GLANCE

THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO CALIFORNIA STATE MUNICIPAL BOND FUNDS.

  - WHO SHOULD CONSIDER INVESTING: RESIDENTS OF CALIFORNIA

  - DURATION: MORE THAN 6 YEARS

  - INCOME POTENTIAL: HIGH

  - RISK POTENTIAL: HIGH

DURATION

DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks as high a level of current interest income free of federal income tax and California state individual income tax as is consistent with prudent investment management and preservation of capital.

(COMPAS GRAPHIC)   PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and California individual income tax. The Fund also normally invests at least 80% of its assets in investment grade municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be more than seven years, and its duration will be more than six years.

When selecting individual investments, the team:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations California Municipal Bond Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on California municipal obligations, which is generally free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

      - STATE SPECIFIC RISK -- State specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. A slow-down in the economy and a drop in revenues from personal income tax on capital gains and stock options caused by the weak performance of the stock market have contributed to an overall decline in the current finances of California and its municipalities. The State projects a deficit of $38.2 billion for fiscal year 2003-04. Further, the State continues to experience significant energy-related challenges and commitments. As of June 13, 2003, the State Legislature has not approved a budget for fiscal year 2003-04. It is unclear how the current economic conditions or the energy-situation may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               12.50%   -6.08%   16.50%    3.75%    8.51%    6.54%    6.18%   12.36%    3.76%    8.08%



               *Year-to-date return as of June 30, 2003: 3.31%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           6.72%
         WORST: 1ST QUARTER 1994:         -5.19%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002



      The table shows the Fund's Investor A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the Lehman Municipal Bond Index, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                1 YEAR   5 YEARS   10 YEARS    FUND*
         INVESTOR A SHARES RETURNS BEFORE
           TAXES                                 2.91%    4.25%     5.49%      7.22%



         INVESTOR A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS                      2.89%    4.12%     5.37%      7.14%



         INVESTOR A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS AND SALE OF FUND
           SHARES                                3.46%    4.25%     5.99%      7.40%



         INVESTOR B SHARES RETURNS BEFORE
           TAXES                                 2.27%     --        --        4.17%



         INVESTOR C SHARES RETURNS BEFORE
           TAXES                                 6.29%     --        --        5.37%



         LEHMAN MUNICIPAL BOND INDEX (REFLECTS
           NO DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                                9.60%    6.06%     6.71%      8.71%

      *THE INCEPTION DATES OF INVESTOR A SHARES, INVESTOR B SHARES AND INVESTOR
       C SHARES ARE MARCH 30, 1984, JULY 15, 1998 AND JULY 29, 1999, RESPECTIVELY. THE RETURN FOR THE INDEX SHOWN IS FROM INCEPTION OF INVESTOR A SHARES.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                           Investor A   Investor B   Investor C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          4.75%         none         none



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                    none(1)       5.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees                              0.50%        0.50%        0.50%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.32%        0.32%        0.32%
                                                       -------      -------      -------



         Total annual Fund operating expenses         1.07%        1.82%        1.82%



         Fee waivers and/or reimbursements           (0.22)%      (0.22)%      (0.22)%
                                                       -------      -------      -------



         Total net expenses(5)                        0.85%        1.60%        1.60%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                      $558     $779     $1,018     $1,702



         INVESTOR B SHARES                      $663     $851     $1,165     $1,922



         INVESTOR C SHARES                      $263     $551       $965     $2,119

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                      $163     $551      $965      $1,922



         INVESTOR C SHARES                      $163     $551      $965      $2,119

NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 80.

THIS FUND AT A GLANCE

THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO FLORIDA STATE MUNICIPAL BOND FUNDS.

  - WHO SHOULD CONSIDER INVESTING: RESIDENTS OF FLORIDA

  - DURATION: 3 TO 6 YEARS

  - INCOME POTENTIAL: MODERATE

  - RISK POTENTIAL: MODERATE

DURATION

DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal income and the Florida state intangibles taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Florida state intangibles tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

When selecting individual investments, the team:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Florida Intermediate Municipal Bond Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities of the state of Florida, its public authorities and local governments. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on Florida municipal obligations, which is generally free from federal income tax and Florida state intangibles tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

      - STATE SPECIFIC RISK -- State specific risk is the chance that the Fund, because it invests primarily in securities issued by Florida and its municipalities, is more vulnerable to unfavorable developments in Florida than funds that invest in municipal bonds of many different states. For example, the state's economy relies on various industries including retirement migration, tourism and agriculture, which have historically driven the economy, as well as high technology jobs, service sector jobs and international trade which complement the three traditional industries. Adverse conditions affecting these industries could have an impact on Florida municipal securities. In addition, unfunded State of Florida mandates, including, but not limited to, classroom size limits, implementing a high speed rail system and increased security measures may have an adverse effect on the credit quality of certain of the issuers of Florida municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              11.13%   -4.30%   14.08%    3.53%    6.99%    5.16%   -0.90%    8.01%    4.52%    6.51%



              *Year-to-date return as of June 30, 2003: 2.61%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           5.80%
         WORST: 1ST QUARTER 1994:         -4.29%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002



      The table shows the Fund's Investor A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the Lehman 7-Year Municipal Bond Index, a broad based, unmanaged index of investment grade bonds with maturity of seven to eight years and the Lehman Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. All dividends are reinvested. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                1 YEAR   5 YEARS   10 YEARS    FUND*
         INVESTOR A SHARES RETURNS BEFORE
           TAXES                                 3.01%    3.93%     5.00%      5.02%



         INVESTOR A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS                      3.01%    3.93%     5.00%      5.01%



         INVESTOR A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS AND SALE OF FUND
           SHARES                                3.46%    4.02%     4.92%      4.93%



         INVESTOR B SHARES RETURNS BEFORE
           TAXES                                 2.71%    3.91%      --        4.51%



         INVESTOR C SHARES RETURNS BEFORE
           TAXES                                 4.67%    3.89%     4.77%      4.79%



         LEHMAN 7-YEAR MUNICIPAL BOND INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                   10.35%    6.07%     6.34%      6.37%



         LEHMAN QUALITY INTERMEDIATE MUNICIPAL
           INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)              9.23%    5.89%     --**       --**

      *THE INCEPTION DATES OF INVESTOR A SHARES, INVESTOR B SHARES AND INVESTOR
       C SHARES ARE DECEMBER 14, 1992, JUNE 7, 1993 AND DECEMBER 17, 1992, RESPECTIVELY. THE RETURNS FOR THE INDICES SHOWN ARE FROM INCEPTION OF INVESTOR A SHARES.

      **THE INCEPTION DATE OF THE FUND IS PRIOR TO THE INCEPTION DATE FOR THIS
        INDEX AND THIS INDEX DOES NOT YET HAVE 10 YEARS OF PERFORMANCE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                           Investor A   Investor B   Investor C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price           3.25%        none         none



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                    none(1)       3.00%(2)      1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees                               0.40%        0.40%        0.40%



         Distribution (12b-1) and shareholder
         servicing fees                                0.25%        1.00%        1.00%



         Other expenses                                0.32%        0.32%        0.32%
                                                        ------       ------       -------



         Total annual Fund operating expenses          0.97%        1.72%        1.72%



         Fee waivers and/or reimbursements            (0.22)%      (0.22)%      (0.22)%
                                                        ------       ------       -------



         Total net expenses(5)                         0.75%        1.50%        1.50%
                                                        ======       ======       =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                       $399     $603      $824      $1,458



         INVESTOR B SHARES                       $453     $720      $913      $1,813



         INVESTOR C SHARES                       $253     $520      $913      $2,012

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $153     $520      $913      $1,813



         INVESTOR C SHARES                       $153     $520      $913      $2,012

NATIONS FLORIDA MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 80.

THIS FUND AT A GLANCE

THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO FLORIDA STATE MUNICIPAL BOND FUNDS.

  - WHO SHOULD CONSIDER INVESTING: RESIDENTS OF FLORIDA

  - DURATION: MORE THAN 6 YEARS

  - INCOME POTENTIAL: HIGH

  - RISK POTENTIAL: HIGH

DURATION

DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal income and the Florida state intangibles taxes with the potential for principal fluctuation associated with investments in long-term municipal securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Florida state intangibles tax. The Fund also normally invests at least 80% of its assets in investment grade long-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be more than seven years, and its duration will be more than six years.

When selecting individual investments, the team:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Florida Municipal Bond Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities of the state of Florida, its public authorities and local governments. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on Florida municipal obligations, which is generally free from federal income tax and Florida state intangibles tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

      - STATE SPECIFIC RISK -- State specific risk is the chance that the Fund, because it invests primarily in securities issued by Florida and its municipalities, is more vulnerable to unfavorable developments in Florida than funds that invest in municipal bonds of many different states. For example, the state's economy relies on various industries including retirement migration, tourism and agriculture, which have historically driven the economy, as well as high technology jobs, service sector jobs and international trade which complement the three traditional industries. Adverse conditions affecting these industries could have an impact on Florida municipal securities. In addition, unfunded State of Florida mandates, including, but not limited to, classroom size limits, implementing a high speed rail system and increased security measures may have an adverse effect on the credit quality of certain of the issuers of Florida municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1994     1995     1996     1997     1998     1999     2000     2001     2002
                ----     ----     ----     ----     ----     ----     ----     ----     ----
               -8.23%   19.65%    2.96%    8.72%    5.63%   -2.78%   11.06%    4.55%    9.25%



               *Year-to-date return as of June 30, 2003: 2.92%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           8.16%
         WORST: 1ST QUARTER 1994:         -8.00%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002



      The table shows the Fund's Investor A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period of the Lehman Municipal Bond Index, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         INVESTOR A SHARES RETURNS BEFORE TAXES            4.07%     4.41%     4.76%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                   3.70%     4.30%     4.71%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES           4.50%     4.40%     4.73%



         INVESTOR B SHARES RETURNS BEFORE TAXES            3.43%     4.35%     4.63%



         INVESTOR C SHARES RETURNS BEFORE TAXES            7.43%     4.64%     6.79%



         LEHMAN MUNICIPAL BOND INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR TAXES)         9.60%     6.06%     6.29%

      *THE INCEPTION DATES OF INVESTOR A SHARES, INVESTOR B SHARES AND INVESTOR
       C SHARES ARE DECEMBER 10, 1993, OCTOBER 22, 1993 AND NOVEMBER 3, 1994, RESPECTIVELY. THE RETURN FOR THE INDEX SHOWN IS FROM INCEPTION OF INVESTOR A SHARES.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                           Investor A   Investor B   Investor C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          4.75%         none         none



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                    none(1)       5.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees                              0.50%         0.50%       0.50%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%         1.00%       1.00%



         Other expenses                               0.35%         0.35%       0.35%
                                                       -------       ------      -------



         Total annual Fund operating expenses         1.10%         1.85%       1.85%



         Fee waivers and/or reimbursements           (0.25)%       (0.25)%     (0.25)%
                                                       -------       ------      -------



         Total net expenses(5)                        0.85%         1.60%       1.60%
                                                       =======       ======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                       $558     $785     $1,030     $1,733



         INVESTOR B SHARES                       $663     $857     $1,177     $1,952



         INVESTOR C SHARES                       $263     $557       $977     $2,149

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $163     $557      $977      $1,952



         INVESTOR C SHARES                       $163     $557      $977      $2,149

NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 80.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF GEORGIA

- DURATION: 3 TO 6 YEARS

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

DURATION

DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal and Georgia state income taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Georgia individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

When selecting individual investments, the team:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Georgia Intermediate Municipal Bond Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.
      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on Georgia municipal obligations, which is generally free from federal income tax and Georgia state individual income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

      - STATE SPECIFIC RISK -- State specific risk is the chance that the Fund, because it invests primarily in securities issued by Georgia and its municipalities, is more vulnerable to unfavorable developments in Georgia than funds that invest in municipal bonds of many different states. For example, the state's economy relies on various industries such as textiles, apparel, automobile production, real estate and construction. Adverse conditions affecting these industries could have an impact on Georgia municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              10.88%   -4.79%   14.07%    3.45%    6.97%    5.38%   -1.55%    8.03%    5.29%    6.03%



              *Year-to-date return as of June 30, 2003: 3.02%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           5.52%
         WORST: 1ST QUARTER 1994:         -4.62%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002



      The table shows the Fund's Investor A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the Lehman 7-Year Municipal Bond Index, a broad based, unmanaged index of investment grade bonds with maturity of seven to eight years and the Lehman Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. All dividends are reinvested. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                             1 YEAR   5 YEARS   10 YEARS    FUND*
         INVESTOR A SHARES RETURNS BEFORE
           TAXES                              2.60%    3.89%     4.90%      5.29%



         INVESTOR A SHARES RETURNS AFTER
           TAXES ON DISTRIBUTIONS             2.60%    3.87%     4.87%      5.26%



         INVESTOR A SHARES RETURNS AFTER
           TAXES ON DISTRIBUTIONS AND SALE
           OF FUND SHARES                     3.25%    3.97%     4.82%      5.17%



         INVESTOR B SHARES RETURNS BEFORE
           TAXES                              2.24%    3.86%      --        4.43%



         INVESTOR C SHARES RETURNS BEFORE
           TAXES                              4.22%    3.83%     4.68%      4.90%



         LEHMAN 7-YEAR MUNICIPAL BOND INDEX
           (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)          10.35%    6.07%     6.34%      6.62%



         LEHMAN QUALITY INTERMEDIATE
           MUNICIPAL INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                             9.23%    5.89%     --**       --**

      *THE INCEPTION DATES OF INVESTOR A SHARES, INVESTOR B SHARES AND INVESTOR
       C SHARES ARE MAY 4, 1992, JUNE 7, 1993 AND JUNE 17, 1992, RESPECTIVELY. THE RETURNS FOR THE INDICES SHOWN ARE FROM INCEPTION OF INVESTOR A SHARES.

      **THE INCEPTION DATE OF THE FUND IS PRIOR TO THE INCEPTION DATE FOR THIS
        INDEX AND THIS INDEX DOES NOT YET HAVE 10 YEARS OF PERFORMANCE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                           Investor A   Investor B   Investor C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          3.25%         none         none



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                    none(1)       3.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees                              0.40%        0.40%        0.40%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.33%        0.33%        0.33%
                                                       -------      -------      -------



         Total annual Fund operating expenses         0.98%        1.73%        1.73%



         Fee waivers and/or reimbursements           (0.23)%      (0.23)%      (0.23)%
                                                       -------      -------      -------



         Total net expenses(5)                        0.75%        1.50%        1.50%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                    $399     $605      $828      $1,469



         INVESTOR B SHARES                    $453     $723      $917      $1,823



         INVESTOR C SHARES                    $253     $523      $917      $2,022

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                    $153     $523      $917      $1,823



         INVESTOR C SHARES                    $153     $523      $917      $2,022

NATIONS KANSAS MUNICIPAL INCOME FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 80.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF KANSAS

- DURATION: 3 TO 8 YEARS

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

DURATION

DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal and Kansas state income taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Kansas individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and eight years.

When selecting individual investments, the team:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation or when other investments are more attractive.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Kansas Municipal Income Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.
      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on Kansas municipal obligations, which is generally free from federal income tax and Kansas state income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

      - STATE SPECIFIC RISK -- State specific risk is the chance that the Fund, because it invests primarily in securities issued by Kansas and its municipalities, is more vulnerable to unfavorable developments in Kansas than funds that invest in municipal bonds of many different states. For example, the State's economy relies significantly on its agricultural and transportation equipment manufacturing industries. Adverse conditions affecting the agricultural and transportation equipment manufacturing industries could have a significant impact on Kansas municipal securities. After overcoming significant obstacles in reaching a balanced budget, which is required by Kansas law, the Kansas Legislature passed a fiscal year 2004 budget, without raising taxes. The 2004 Budget gives the Governor several options with respect to the timing of the collection of property taxes and the payment of tax refunds that will provide a budget cushion to avoid a deficit and to prevent the necessity of broad spending cuts and raising taxes. The State's most recent revenue projections, however, have not been reached. Layoffs in the aviation industry and the aftermath of last year's drought have fueled a reduction in the revenue from corporate and individual income taxes collected each month. If the national and Kansas economies continue to slump, there may be future shortages of corporate and individual income tax collections that could cause the complete depletion of the cushion built into the 2004 budget and necessitate substantial increases in taxes.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2001     2002
               ----     ----
               3.79%    7.22%



              *Year-to-date return as of June 30, 2003: 2.66%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2002:           3.43%
         WORST: 4TH QUARTER 2001:         -0.69%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

BECAUSE INVESTOR C SHARES OF THIS FUND HAVE NOT BEEN IN OPERATION FOR A FULL CALENDAR YEAR, NO PERFORMANCE INFORMATION IS INCLUDED IN THE PROSPECTUS.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002



      The table shows the Fund's Investor A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares of the Fund, however, it does not show after-tax returns for this class and this class' after-tax returns will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the Lehman Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. All dividends are reinvested. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                                  1 YEAR    FUND*
         INVESTOR A SHARES RETURNS BEFORE TAXES                    3.76%    4.68%



         INVESTOR A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS    3.71%    4.65%



         INVESTOR A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS
           AND SALE OF FUND SHARES                                 3.88%    4.56%



         INVESTOR B SHARES RETURNS BEFORE TAXES                    3.22%    4.81%



         LEHMAN QUALITY INTERMEDIATE MUNICIPAL INDEX (REFLECTS
           NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)              9.23%    8.07%

      *THE INCEPTION DATES OF INVESTOR A SHARES AND INVESTOR B SHARES ARE AUGUST
       14, 2000 AND AUGUST 29, 2000, RESPECTIVELY. THE RETURN FOR THE INDEX SHOWN IS FROM INCEPTION OF INVESTOR A SHARES.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                           Investor A   Investor B   Investor C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          3.25%         none         none



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                    none(1)       3.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees                              0.50%        0.50%        0.50%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.40%        0.40%        0.40%
                                                       -------      -------      -------



         Total annual Fund operating expenses         1.15%        1.90%        1.90%



         Fee waivers and/or reimbursements           (0.30)%      (0.30)%      (0.30)%
                                                       -------      -------      -------



         Total net expenses(5)                        0.85%        1.60%        1.60%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                    $409     $650       $910     $1,653



         INVESTOR B SHARES                    $463     $768       $999     $2,002



         INVESTOR C SHARES                    $263     $568       $999     $2,198

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                    $163     $568       $999     $2,002



         INVESTOR C SHARES                    $163     $568       $999     $2,198

NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 80.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF MARYLAND

- DURATION: 3 TO 6 YEARS

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

DURATION

DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal and Maryland state income taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Maryland individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

When selecting individual investments, the team:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Maryland Intermediate Municipal Bond Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on Maryland municipal obligations, which is generally free from federal income tax and Maryland state income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

      - STATE SPECIFIC RISK -- State specific risk is the chance that the Fund, because it invests primarily in securities issued by Maryland and its municipalities, is more vulnerable to unfavorable developments in Maryland than funds that invest in municipal bonds of many different states. For example, Maryland's economy is more reliant on the government and service sectors than other states throughout the United States, and is particularly sensitive to changes in federal employment and spending. Adverse conditions affecting these sectors could have an impact on Maryland municipal securities. In addition, a continuing decline in the national economy, along with domestic and international developments, has had and could continue to have an adverse effect on Maryland's economy and fiscal integrity. Maryland enacted a balanced budget for fiscal year 2004 without increasing taxes by temporary transfers from reserves and spending cuts. However, Maryland faces a structural deficit of approximately $700 million in fiscal year 2005, in addition to the repayment of $100 million in temporary transfers, which may require the State to increase taxes or further cut spending.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              10.01%   -4.70%   13.61%    3.43%    6.55%    5.09%   -1.04%    8.28%    4.40%    7.48%



              *Year-to-date return as of June 30, 2003: 2.63%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           5.57%
         WORST: 1ST QUARTER 1994:         -4.53%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002



      The table shows the Fund's Investor A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the Lehman 7-Year Municipal Bond Index, a broad based, unmanaged index of investment grade bonds with maturity of seven to eight years and the Lehman Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. All dividends are reinvested. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                1 YEAR   5 YEARS   10 YEARS    FUND*
         INVESTOR A SHARES RETURNS BEFORE
           TAXES                                 3.95%    4.10%     4.84%      5.65%



         INVESTOR A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS                      3.95%    4.10%     4.80%      5.59%



         INVESTOR A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS AND SALE OF FUND
           SHARES                                4.00%    4.13%     4.75%      5.48%



         INVESTOR B SHARES RETURNS BEFORE
           TAXES                                 3.68%    4.06%      --        4.42%



         INVESTOR C SHARES RETURNS BEFORE
           TAXES                                 5.66%    4.04%     4.60%      4.73%



         LEHMAN 7-YEAR MUNICIPAL BOND INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                   10.35%    6.07%     6.34%      7.06%



         LEHMAN QUALITY INTERMEDIATE MUNICIPAL
           INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)              9.23%    5.89%     --**       --**

      *THE INCEPTION DATES OF INVESTOR A SHARES, INVESTOR B SHARES AND INVESTOR
       C SHARES ARE SEPTEMBER 1, 1990, JUNE 8, 1993 AND JUNE 17, 1992, RESPECTIVELY. THE RETURNS FOR THE INDICES SHOWN ARE FROM INCEPTION OF INVESTOR A SHARES.

      **THE INCEPTION DATE OF THE FUND IS PRIOR TO THE INCEPTION DATE FOR THIS
        INDEX AND THIS INDEX DOES NOT YET HAVE 10 YEARS OF PERFORMANCE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                           Investor A   Investor B   Investor C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          3.25%         none         none



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                    none(1)       3.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees                              0.40%         0.40%        0.40%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%         1.00%        1.00%



         Other expenses                               0.32%         0.32%        0.32%
                                                       -------       ------       ------



         Total annual Fund operating expenses         0.97%         1.72%        1.72%



         Fee waivers and/or reimbursements           (0.22)%       (0.22)%      (0.22)%
                                                       -------       ------       ------



         Total net expenses(5)                        0.75%         1.50%        1.50%
                                                       =======       ======       ======

      (1)A $1.00 maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                       $399     $603      $824      $1,458



         INVESTOR B SHARES                       $453     $720      $913      $1,813



         INVESTOR C SHARES                       $253     $520      $913      $2,012

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $153     $520      $913      $1,813



         INVESTOR C SHARES                       $153     $520      $913      $2,012

NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 80.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF NORTH CAROLINA

- DURATION: 3 TO 6 YEARS

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

DURATION

DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal and North Carolina state income taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and North Carolina individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

When selecting individual investments, the team:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations North Carolina Intermediate Municipal Bond Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on North Carolina municipal obligations, which is generally free from federal income tax and North Carolina state income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

      - STATE SPECIFIC RISK -- State specific risk is the chance that the Fund, because it invests primarily in securities issued by North Carolina and its municipalities, is more vulnerable to unfavorable developments in North Carolina than funds that invest in municipal bonds of many different states. The economic profile of the State consists of a combination of services, trade, agriculture, manufacturing and tourism. In recent years, services and trade (wholesale and retail) have continued to grow while agriculture and manufacturing have declined, particularly in the production of textile mill goods and furniture. While a portion of these declines is attributable to general economic conditions, much is related to increased competition from cheap foreign labor. In April 2003, the unemployment rate in North Carolina was 6.4 percent, exceeding the national average of 6.0 percent. The State and its municipalities are constitutionally required to enact and maintain a balanced budget. The State of North Carolina and many of its municipalities have been able to maintain balanced budgets in 2002-2003 primarily through reductions in services and expenditures. As the State approached the end of the 2002-2003 fiscal year, it expected a balanced budget despite many significant economic challenges. However, increased fiscal pressures, particularly with Medicaid and school enrollment increases, a continued slowing in tax revenue collections and slow economic growth will likely force further budget cuts, both legislatively and by executive order. Imposition of new taxes may also occur. Despite difficult economic times, North Carolina's bonds have continued to receive a AAA rating from two major rating services, although one rating service has reduced the State's bond rating to Aa1. Also, North Carolina voters approved the issuance of $3.1 billion of bonds for the State's universities and community colleges of which $1.9 billion are available for issuance. In March 2003, the State's outstanding general obligation bonded indebtedness reached $4.1 billion. These factors could have a significant impact on North Carolina state and municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              10.29%   -4.27%   13.91%    3.64%    7.01%    5.16%   -1.58%    8.32%    4.46%    7.86%



              *Year-to-date return as of June 30, 2003: 2.78%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           5.78%
         WORST: 1ST QUARTER 1994:         -4.07%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002



      The table shows the Fund's Investor A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the Lehman 7-Year Municipal Bond Index, a broad based, unmanaged index of investment grade bonds with maturity of seven to eight years and the Lehman Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. All dividends are reinvested. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                1 YEAR   5 YEARS   10 YEARS    FUND*
         INVESTOR A SHARES RETURNS BEFORE
           TAXES                                 4.37%    4.09%     5.00%      5.01%



         INVESTOR A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS                      4.37%    4.08%     4.97%      4.98%



         INVESTOR A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS AND SALE OF FUND
           SHARES                                4.28%    4.12%     4.88%      4.88%



         INVESTOR B SHARES RETURNS BEFORE
           TAXES                                 3.96%    4.04%      --        4.52%



         INVESTOR C SHARES RETURNS BEFORE
           TAXES                                 6.04%    4.03%     4.76%      4.79%



         LEHMAN 7-YEAR MUNICIPAL BOND INDEX
           (REFLECTS NO DEDUCTION FOR FEES,
           EXPENSES OR TAXES)                   10.35%    6.07%     6.34%      6.37%



         LEHMAN QUALITY INTERMEDIATE MUNICIPAL
           INDEX (REFLECTS NO DEDUCTION FOR
           FEES, EXPENSES OR TAXES)              9.23%    5.89%     --**       --**

      *THE INCEPTION DATES OF INVESTOR A SHARES, INVESTOR B SHARES AND INVESTOR
       C SHARES ARE DECEMBER 14, 1992, JUNE 7, 1993 AND DECEMBER 16, 1992, RESPECTIVELY. THE RETURNS FOR THE INDICES SHOWN ARE FROM INCEPTION OF INVESTOR A SHARES.

      **THE INCEPTION DATE OF THE FUND IS PRIOR TO THE INCEPTION DATE FOR THIS
        INDEX AND THIS INDEX DOES NOT YET HAVE 10 YEARS OF PERFORMANCE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                           Investor A   Investor B   Investor C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          3.25%         none         none



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                    none(1)       3.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees                              0.40%        0.40%        0.40%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.32%        0.32%        0.32%
                                                       -------      -------      -------



         Total annual Fund operating expenses         0.97%        1.72%        1.72%



         Fee waivers and/or reimbursements           (0.22)%      (0.22)%      (0.22)%
                                                       -------      -------      -------



         Total net expenses(5)                        0.75%        1.50%        1.50%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                       $399     $603      $824      $1,458



         INVESTOR B SHARES                       $453     $720      $913      $1,813



         INVESTOR C SHARES                       $253     $520      $913      $2,012

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $153     $520      $913      $1,813



         INVESTOR C SHARES                       $153     $520      $913      $2,012

NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 80.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF SOUTH CAROLINA

- DURATION: 3 TO 6 YEARS

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

DURATION

DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal and South Carolina state income taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and South Carolina individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

When selecting individual investments, the team:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations South Carolina Intermediate Municipal Bond Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on South Carolina municipal obligations, which is generally free from federal income tax and South Carolina state income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

      - STATE SPECIFIC RISK -- State specific risk is the chance that the Fund, because it invests primarily in securities issued by South Carolina and its municipalities, is more vulnerable to unfavorable developments in South Carolina than funds that invest in municipal bonds of many different states. In recent years, South Carolina's economy, which has tended to depend upon the national economy, has primarily relied upon agriculture, manufacturing and related industries, tourism, business services, and international trade industries. Adverse conditions affecting any of these industries could have an impact on South Carolina municipal securities. The unemployment rate in South Carolina during 2002 was two-tenths of one percent higher than that of the nation. General Fund Revenues for the fiscal year ended June 30, 2000 were $5.897 billion; for the fiscal year ended June 30, 2001 were $6.010 billion; for the fiscal year ended June 30, 2002 were $5.763 billion; and for the fiscal year ending June 30, 2003 are estimated to be $5.048 billion. State appropriations have been reduced accordingly.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               9.84%   -3.11%   13.45%    3.76%    6.62%    5.33%   -1.33%    8.44%    4.76%    6.59%



              *Year-to-date return as of June 30, 2003: 2.99%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           5.18%
         WORST: 1ST QUARTER 1994:         -3.50%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002



      The table shows the Fund's Investor A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the Lehman 7-Year Municipal Bond Index, a broad based, unmanaged index of investment grade bonds with maturity of seven to eight years and the Lehman Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. All dividends are reinvested. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                1 YEAR   5 YEARS   10 YEARS    FUND*
         INVESTOR A SHARES RETURNS BEFORE
           TAXES                                 3.17%    4.02%     4.99%      5.23%



         INVESTOR A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS                      3.16%    4.00%     4.97%      5.22%



         INVESTOR A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS AND SALE OF FUND
           SHARES                                3.68%    4.11%     4.93%      5.15%



         INVESTOR B SHARES RETURNS BEFORE
           TAXES                                 2.79%    3.98%      --        4.53%



         INVESTOR C SHARES RETURNS BEFORE
           TAXES                                 4.88%    3.97%     4.75%      4.90%



         LEHMAN 7-YEAR MUNICIPAL BOND INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                   10.35%    6.07%     6.34%      6.62%



         LEHMAN QUALITY INTERMEDIATE MUNICIPAL
           INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)              9.23%    5.89%     --**       --**

      *THE INCEPTION DATES OF INVESTOR A SHARES, INVESTOR B SHARES AND INVESTOR
       C SHARES ARE MAY 5, 1992, JUNE 8, 1993 AND JUNE 17, 1992, RESPECTIVELY. THE RETURNS FOR THE INDICES SHOWN ARE FROM INCEPTION OF INVESTOR A SHARES.

      **THE INCEPTION DATE OF THE FUND IS PRIOR TO THE INCEPTION DATE FOR THIS
        INDEX AND THIS INDEX DOES NOT YET HAVE 10 YEARS OF PERFORMANCE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                           Investor A   Investor B   Investor C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          3.25%         none         none



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                    none(1)       3.00%(2)      1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees                              0.40%         0.40%        0.40%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%         1.00%        1.00%



         Other expenses                               0.31%         0.31%        0.31%
                                                       -------       ------       -------



         Total annual Fund operating expenses         0.96%         1.71%        1.71%



         Fee waivers and/or reimbursements           (0.21)%       (0.21)%      (0.21)%
                                                       -------       ------       -------



         Total net expenses(5)                        0.75%         1.50%        1.50%
                                                       =======       ======       =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                       $399     $601      $819      $1,448



         INVESTOR B SHARES                       $453     $718      $909      $1,803



         INVESTOR C SHARES                       $253     $518      $909      $2,002

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $153     $518      $909      $1,803



         INVESTOR C SHARES                       $153     $518      $909      $2,002

NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 80.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF TENNESSEE

- DURATION: 3 TO 6 YEARS

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

DURATION

DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal income tax and the
                   Tennessee Hall Income Tax on unearned income consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Tennessee Hall income tax on unearned income. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

When selecting individual investments, the team:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Tennessee Intermediate Municipal Bond Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on Tennessee municipal obligations, which is generally free from federal income tax and the Tennessee Hall Income Tax on unearned income, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

      - STATE SPECIFIC RISK -- State specific risk is the chance that the Fund, because it invests primarily in securities issued by Tennessee and its municipalities, is more vulnerable to unfavorable developments in Tennessee than funds that invest in municipal bonds of many different states. During the last few years, the State has struggled to balance its budget relying on nonrecurring revenue sources to accomplish this mandate. Governor Bredesen has recently succeeded in getting the State legislature to pass a balanced budget based on substantial reduction in State expenditures. By reducing its expenses, the State may now have the foundation to move past its current fiscal crisis. However, without improvements in the State's economy, few new initiatives are likely to be undertaken. While Nissan Motor Manufacturing, Saturn Corporation and the other industries that have located in Tennessee capitalizing on its central location, favorable business climate and its advanced transportation system have contributed to the existing economy, adverse conditions affecting these businesses could have an impact on Tennessee municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----
              -4.64%   13.93%    3.72%    6.71%    5.20%   -1.46%    7.94%    5.27%    7.98%



              *Year-to-date return as of June 30, 2003: 2.74%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           5.76%
         WORST: 1ST QUARTER 1994:         -4.23%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002



      The table shows the Fund's Investor A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the Lehman 7-Year Municipal Bond Index, a broad based, unmanaged index of investment grade bonds with maturity of seven to eight years and the Lehman Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. All dividends are reinvested. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                         1 YEAR   5 YEARS    FUND*
         INVESTOR A SHARES RETURNS BEFORE TAXES           4.43%    4.24%     4.79%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                  4.44%    4.23%     4.79%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES          4.30%    4.23%     4.71%



         INVESTOR B SHARES RETURNS BEFORE TAXES           4.18%    4.20%     4.58%



         INVESTOR C SHARES RETURNS BEFORE TAXES           6.09%    4.07%     5.46%



         LEHMAN 7-YEAR MUNICIPAL BOND INDEX (REFLECTS
           NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)    10.35%    6.07%     6.17%



         LEHMAN QUALITY INTERMEDIATE MUNICIPAL INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES
           OR TAXES)                                      9.23%    5.89%     --**

      *THE INCEPTION DATES OF INVESTOR A SHARES, INVESTOR B SHARES AND INVESTOR
       C SHARES ARE APRIL 2, 1993, JUNE 10, 1993 AND NOVEMBER 3, 1994, RESPECTIVELY. THE RETURNS FOR THE INDICES SHOWN ARE FROM INCEPTION OF INVESTOR A SHARES.

      **THE INCEPTION DATE OF THE FUND IS PRIOR TO THE INCEPTION DATE FOR THIS
        INDEX.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                           Investor A   Investor B   Investor C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          3.25%         none         none



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                    none(1)        3.00% (2)    1.00% (3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees                              0.40%         0.40%        0.40%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%         1.00%        1.00%



         Other expenses                               0.44%         0.44%        0.44%
                                                       -------       ------       -------



         Total annual Fund operating expenses         1.09%         1.84%        1.84%



         Fee waivers and/or reimbursements           (0.34)%       (0.34)%      (0.34)%
                                                       -------       ------       -------



         Total net expenses(5)                        0.75%         1.50%        1.50%
                                                       =======       ======       =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                       $399     $628      $875      $1,583



         INVESTOR B SHARES                       $453     $746      $964      $1,934



         INVESTOR C SHARES                       $253     $546      $964      $2,131

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $153     $546      $964      $1,934



         INVESTOR C SHARES                       $153     $546      $964      $2,131

NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 80.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF TEXAS

- DURATION: 3 TO 6 YEARS

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

DURATION

DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal income tax consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Texas individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

When selecting individual investments, the team:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market.
The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Texas Intermediate Municipal Bond Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities of the state of Texas, its public authorities and local governments. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax, but may be subject to the federal alternative minimum tax, and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

      - STATE SPECIFIC RISK -- State specific risk is the chance that the Fund, because it invests primarily in securities issued by Texas and its municipalities, is more vulnerable to unfavorable developments in Texas than funds that invest in municipal bonds of many different states. For example, the State's economy relies significantly on the high technology manufacturing (including computers, electronics and telecommunications equipment) and energy industries along with an increasing emphasis on international trade. Each of these sectors has suffered from recent economic downturns. Continued adverse conditions in one or more of these sectors could have an adverse impact on Texas municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----
              -3.52%   12.71%    3.44%    6.91%    5.20%   -1.40%    8.26%    4.72%    7.06%



              *Year-to-date return as of June 30, 2003: 3.34%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           4.88%
         WORST: 1ST QUARTER 1994:         -4.02%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002



      The table shows the Fund's Investor A Shares' average total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the Lehman 7-Year Municipal Bond Index, a broad based, unmanaged index of investment grade bonds with maturity of seven to eight years and the Lehman Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. All dividends are reinvested. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                         1 YEAR   5 YEARS    FUND*
         INVESTOR A SHARES RETURNS BEFORE TAXES           3.62%    4.03%     4.65%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                  3.62%    4.01%     4.63%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES          3.93%    4.11%     4.61%



         INVESTOR B SHARES RETURNS BEFORE TAXES           3.26%    3.99%     4.35%



         INVESTOR C SHARES RETURNS BEFORE TAXES           5.24%    3.94%     5.27%



         LEHMAN 7-YEAR MUNICIPAL BOND INDEX (REFLECTS
           NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)    10.35%    6.07%     6.24%



         LEHMAN QUALITY INTERMEDIATE MUNICIPAL INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES
           OR TAXES)                                      9.23%    5.89%     --**

      *THE INCEPTION DATES OF INVESTOR A SHARES, INVESTOR B SHARES AND INVESTOR
       C SHARES ARE FEBRUARY 4, 1993, JUNE 22, 1993 AND NOVEMBER 3, 1994, RESPECTIVELY. THE RETURNS FOR THE INDICES SHOWN ARE FROM INCEPTION OF INVESTOR A SHARES.

      **THE INCEPTION DATE OF THE FUND IS PRIOR TO THE INCEPTION DATE FOR THIS
        INDEX.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                           Investor A   Investor B   Investor C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          3.25%         none         none



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                    none(1)       3.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees                              0.40%        0.40%        0.40%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.31%        0.31%        0.31%
                                                       -------      -------      -------



         Total annual Fund operating expenses         0.96%        1.71%        1.71%



         Fee waivers and/or reimbursements           (0.21)%      (0.21)%      (0.21)%
                                                       -------      -------      -------



         Total net expenses(5)                        0.75%        1.50%        1.50%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                       $399     $601      $819      $1,448



         INVESTOR B SHARES                       $453     $718      $909      $1,803



         INVESTOR C SHARES                       $253     $518      $909      $2,002

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $153     $518      $909      $1,803



         INVESTOR C SHARES                       $153     $518      $909      $2,002

NATIONS VIRGINIA INTERMEDIATE MUNICIPALBOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 80.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF VIRGINIA

- DURATION: 3 TO 6 YEARS

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

DURATION

DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal and Virginia state income taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Virginia individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

When selecting individual investments, the team:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

The team also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Virginia Intermediate Municipal Bond Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on Virginia municipal obligations, which is generally free from federal income tax and Virginia state income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

      - STATE SPECIFIC RISK -- State specific risk is the chance that the Fund, because it invests primarily in securities issued by Virginia and its municipalities, is more vulnerable to unfavorable developments in Virginia than funds that invest in municipal bonds of many different states. Traditionally, Virginia's economy has relied heavily upon industries such as agriculture (tobacco) and federal government-related employment. However, recent growth in the State's economy has been related to new businesses in high-technology and tourism industries. Adverse conditions affecting these industries could have a significant impact on Virginia municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               9.91%   -4.47%   13.16%    3.62%    6.63%    5.62%   -1.23%    8.43%    4.73%    7.52%



              *Year-to-date return as of June 30, 2003: 2.88%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           5.19%
         WORST: 1ST QUARTER 1994:         -4.10%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002



      The table shows the Fund's Investor A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the Lehman 7-Year Municipal Bond Index, a broad based, unmanaged index of investment grade bonds with maturity of seven to eight years and the Lehman Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. All dividends are reinvested. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                1 YEAR   5 YEARS   10 YEARS    FUND*
         INVESTOR A SHARES RETURNS BEFORE
           TAXES                                 4.07%    4.19%     4.89%      5.60%



         INVESTOR A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS                      4.07%    4.19%     4.86%      5.56%



         INVESTOR A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS AND SALE OF FUND
           SHARES                                4.11%    4.21%     4.81%      5.46%



         INVESTOR B SHARES RETURNS BEFORE
           TAXES                                 3.72%    4.16%      --        4.46%



         INVESTOR C SHARES RETURNS BEFORE
           TAXES                                 5.71%    4.13%     4.65%      4.80%



         LEHMAN 7-YEAR MUNICIPAL BOND INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                   10.35%    6.07%     6.34%      6.96%



         LEHMAN QUALITY INTERMEDIATE MUNICIPAL
           INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)              9.23%    5.89%      --**       --**

      * THE INCEPTION DATES OF INVESTOR A SHARES, INVESTOR B SHARES AND INVESTOR C SHARES ARE DECEMBER 5, 1989, JUNE 7, 1993 AND JUNE 17, 1992, RESPECTIVELY. THE RETURNS FOR THE INDICES SHOWN ARE FROM INCEPTION OF INVESTOR A SHARES.

      **THE INCEPTION DATE OF THIS FUND IS PRIOR TO THE INCEPTION DATE FOR THIS
        INDEX AND THIS INDEX DOES NOT YET HAVE 10 YEARS OF PERFORMANCE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                           Investor A   Investor B   Investor C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          3.25%         none         none



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                    none(1)       3.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees                              0.40%        0.40%        0.40%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.30%        0.30%        0.30%
                                                       -------      -------      -------



         Total annual Fund operating expenses         0.95%        1.70%        1.70%



         Fee waivers and/or reimbursements           (0.20)%      (0.20)%      (0.20)%
                                                       -------      -------      -------



         Total net expenses(5)                        0.75%        1.50%        1.50%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                       $399     $599      $815      $1,437



         INVESTOR B SHARES                       $453     $716      $904      $1,793



         INVESTOR C SHARES                       $253     $516      $904      $1,992

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $153     $516      $904      $1,793



         INVESTOR C SHARES                       $153     $516      $904      $1,992

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 6. The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN NATIONS MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest their assets in Nations Money Market Funds. BACAP and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. BACAP may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Funds.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, distribution, administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of

        America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO TURNOVER -- A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for each Fund in FINANCIAL HIGHLIGHTS.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.321.7854 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

How the Funds are managed
(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------


INVESTMENT ADVISER

BACAP is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Funds described in this prospectus.

BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $195 billion, BACAP acts as investment manager for individuals, corporations, private investment companies and financial institutions. BACAP uses a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP's Municipal Fixed Income Management Team is responsible for making the day-to-day investment decisions for each Fund.

Nations Funds pays BACAP an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

BACAP has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2004. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BACAP will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BACAP can receive, along with the actual advisory fees BACAP and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  NATIONS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND         0.40%        0.15%



  NATIONS CALIFORNIA MUNICIPAL BOND FUND                      0.50%        0.30%



  NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND            0.40%        0.20%



  NATIONS FLORIDA MUNICIPAL BOND FUND                         0.50%        0.27%



  NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND            0.40%        0.19%



  NATIONS KANSAS MUNICIPAL INCOME FUND                        0.50%        0.22%



  NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND           0.40%        0.20%



  NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND     0.40%        0.20%



  NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND     0.40%        0.21%



  NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND          0.40%        0.08%



  NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND              0.40%        0.21%



  NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND           0.40%        0.22%

INVESTMENT SUB-ADVISER

Nations Funds and BACAP may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BACAP retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BACAP may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. BACAP and the Funds have applied for relief from the SEC to permit the Funds to act on many of BACAP's recommendations with approval only by the Board and not by Fund shareholders. BACAP or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BACAP and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

BACAP DISTRIBUTORS, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------


The Funds are distributed by BACAP Distributors, LLC (BACAP Distributors), a registered broker/dealer. BACAP Distributors may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

BACAP Distributors is also administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay BACAP Distributors a fee of 0.22% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

--------------------------------------------------------------------------------

PFPC INC.

400 BELLEVUE PARKWAY
WILMINGTON, DELAWARE 19809

--------------------------------------------------------------------------------


PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Choosing a share class

(ABC SHARE GRAPHIC)

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.




 FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.321.7854.




 BEFORE YOU INVEST, PLEASE NOTE THAT OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

--------------------------------------------------------------------------------


Before you can invest in the Funds, you'll need to choose a share class. There are three classes of shares of each Fund offered by this prospectus. Each class has its own sales charges and fees. The table below compares the charges and fees and other features of the share classes.

                                              INTERMEDIATE            LONG-TERM
                                             MUNICIPAL BOND        MUNICIPAL BOND
  INVESTOR A SHARES                               FUNDS                 FUNDS
  MAXIMUM AMOUNT YOU CAN BUY                    NO LIMIT              NO LIMIT



  MAXIMUM FRONT-END SALES CHARGE                  3.25%                 4.75%



  MAXIMUM DEFERRED SALES CHARGE(1)                NONE                  NONE



  MAXIMUM ANNUAL DISTRIBUTION              0.25% DISTRIBUTION    0.25% DISTRIBUTION
    AND SHAREHOLDER SERVICING FEES         (12B-1)/SERVICE FEE   (12B-1)/SERVICE FEE



  CONVERSION FEATURE                              NONE                  NONE

(1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A
   SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

                                               INTERMEDIATE          LONG-TERM
                                              MUNICIPAL BOND       MUNICIPAL BOND
  INVESTOR B SHARES                               FUNDS                FUNDS
  MAXIMUM AMOUNT YOU CAN BUY                     $250,000             $250,000



  MAXIMUM FRONT-END SALES CHARGE                   NONE                 NONE



  MAXIMUM DEFERRED SALES CHARGE(1)                3.00%                5.00%



  REDEMPTION FEE                                   NONE                 NONE



  MAXIMUM ANNUAL DISTRIBUTION AND           0.75% DISTRIBUTION   0.75% DISTRIBUTION
    SHAREHOLDER SERVICING FEES               (12B-1) FEE AND      (12B-1) FEE AND
                                            0.25% SERVICE FEE    0.25% SERVICE FEE



  CONVERSION FEATURE                               YES                  YES

(1)This charge decreases over time. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

                                               INTERMEDIATE          LONG-TERM
                                              MUNICIPAL BOND       MUNICIPAL BOND
  INVESTOR C SHARES                               FUNDS                FUNDS
  MAXIMUM AMOUNT YOU CAN BUY                     NO LIMIT             NO LIMIT



  MAXIMUM FRONT-END SALES CHARGE                   NONE                 NONE



  MAXIMUM DEFERRED SALES CHARGE(1)                1.00%                1.00%



  REDEMPTION FEE                                   NONE                 NONE



  MAXIMUM ANNUAL DISTRIBUTION               0.75% DISTRIBUTION   0.75% DISTRIBUTION
    AND SHAREHOLDER SERVICING FEES           (12B-1) FEE AND      (12B-1) FEE AND
                                            0.25% SERVICE FEE    0.25% SERVICE FEE



  CONVERSION FEATURE                               NONE                 NONE

(1)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies and when you're required to pay the charge. You should think about these things carefully before you invest.

Investor A Shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Investor A Shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Investor B and Investor C Shares. This means that Investor A Shares can be expected to pay relatively higher distributions per share.

Investor B Shares have limits on how much you can invest. When you buy Investor B or Investor C Shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Investor C Shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Investor A Shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Investor B and Investor C Shares. You should also consider the conversion feature for Investor B Shares, which is described in ABOUT INVESTOR B SHARES.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(A SHARES GRAPHIC) ABOUT INVESTOR A SHARES

      There is no limit to the amount you can invest in Investor A Shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares.

      FRONT-END SALES CHARGE



      You'll pay a front-end sales charge when you buy Investor A Shares, unless:

        - you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE - FRONT END SALES CHARGES

        - you're reinvesting distributions

      The sales charge you'll pay depends on the Fund you're buying, and the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

                                                   SALES CHARGE                       AMOUNT RETAINED
                                                    AS A % OF       SALES CHARGE     BY SELLING AGENTS
                                                   THE OFFERING     AS A % OF THE      AS A % OF THE
                                                      PRICE        NET ASSET VALUE    OFFERING PRICE
         AMOUNT YOU BOUGHT                          PER SHARE         PER SHARE          PER SHARE
         -----------------                        --------------   ---------------   -----------------
         INTERMEDIATE MUNICIPAL BOND FUNDS



         $0 - $99,999                                 3.25%             3.36%              3.00%



         $100,000 - $249,999                          2.50%             2.56%              2.25%



         $250,000 - $499,999                          2.00%             2.04%              1.75%



         $500,000 - $999,999                          1.50%             1.53%              1.25%



         $1,000,000 OR MORE                           0.00%             0.00%              1.00%(1)



         LONG-TERM MUNICIPAL BOND FUNDS



         $0 - $49,999                                 4.75%             4.99%              4.25%



         $50,000 - $99,999                            4.50%             4.71%              4.00%



         $100,000 - $249,999                          3.50%             3.63%              3.00%



         $250,000 - $499,999                          2.50%             2.56%              2.25%



         $500,000 - $999,999                          2.00%             2.04%              1.75%



         $1,000,000 OR MORE                           0.00%             0.00%              1.00%(1)

      (1)1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. BACAP Distributors pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      CONTINGENT DEFERRED SALES CHARGE



      If you own or buy $1,000,000 or more of Investor A Shares, there is one situation when you'll pay a CDSC:

        - If you sell your shares within 18 months of buying them, you'll pay a CDSC of 1.00%.

      The CDSC is calculated from the day your purchase is accepted (the trade date). We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower.

      You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.


(B SHARES GRAPHIC) ABOUT INVESTOR B SHARES

      You can buy up to $250,000 in aggregate of Investor B Shares. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC when you sell your Investor B Shares, unless:

        - you bought the shares before August 1, 1997

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE - CONTINGENT DEFERRED SALES CHARGES

      The CDSC you pay depends on the Fund you bought, when you bought your shares, how much you bought in some cases, and how long you held them.

      INTERMEDIATE MUNICIPAL BOND FUNDS




         IF YOU SELL YOUR SHARES
         DURING THE FOLLOWING YEAR:                             YOU'LL PAY A CDSC OF:
         --------------------------------------------------------------------------------------
                                                      SHARES YOU
                                                        BOUGHT       SHARES YOU BOUGHT BETWEEN
                                                        AFTER         8/1/1997 AND 11/15/1998
                                                      11/15/1998     IN THE FOLLOWING AMOUNTS:
                                                      ----------    ---------------------------
                                                                       $0 -         $500,000 -
                                                                     $499,999        $999,999
         THE FIRST YEAR YOU OWN THEM                     3.0%           3.0%            2.0%



         THE SECOND YEAR YOU OWN THEM                    3.0%           2.0%            1.0%



         THE THIRD YEAR YOU OWN THEM                     2.0%           1.0%            NONE



         THE FOURTH YEAR YOU OWN THEM                    1.0%           NONE            NONE



         THE FIFTH YEAR YOU OWN THEM                     NONE           NONE            NONE



         THE SIXTH YEAR YOU OWN THEM                     NONE           NONE            NONE



         AFTER SIX YEARS OF OWNING THEM                  NONE           NONE            NONE

      LONG-TERM MUNICIPAL BOND FUNDS




         IF YOU SELL YOUR SHARES
         DURING THE FOLLOWING YEAR:                        YOU'LL PAY A CDSC OF:
         ----------------------------------------------------------------------------------------
                                           SHARES YOU
                                             BOUGHT             SHARES YOU BOUGHT BETWEEN
                                             AFTER               8/1/1997 AND 11/15/1998
                                           11/15/1998           IN THE FOLLOWING AMOUNTS:
                                           ----------   -----------------------------------------
                                                           $0 -        $250,000 -     $500,000 -
                                                         $249,999       $499,999       $999,999
         THE FIRST YEAR YOU OWN THEM          5.0%          4.0%           3.0%           2.0%



         THE SECOND YEAR YOU OWN THEM         4.0%          3.0%           2.0%           1.0%



         THE THIRD YEAR YOU OWN THEM          3.0%          3.0%           1.0%           NONE



         THE FOURTH YEAR YOU OWN THEM         3.0%          2.0%           NONE           NONE



         THE FIFTH YEAR YOU OWN THEM          2.0%          1.0%           NONE           NONE



         THE SIXTH YEAR YOU OWN THEM          1.0%          NONE           NONE           NONE



         AFTER SIX YEARS OF OWNING THEM       NONE          NONE           NONE           NONE

      The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

      Your selling agent receives compensation when you buy Investor B Shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      ABOUT THE CONVERSION FEATURE



      Investor B Shares generally convert automatically to Investor A Shares according to the following schedule:

      INTERMEDIATE MUNICIPAL BOND FUNDS




                                                                WILL CONVERT TO INVESTOR A SHARES
         INVESTOR B SHARES YOU BOUGHT                              AFTER YOU'VE OWNED THEM FOR
         AFTER NOVEMBER 15, 1998                                           EIGHT YEARS



         BETWEEN AUGUST 1, 1997 AND NOVEMBER 15, 1998
           $0 -- $499,999                                                   SIX YEARS
           $500,000 -- $999,999                                            FIVE YEARS



         BEFORE AUGUST 1, 1997                                              SIX YEARS

      LONG-TERM MUNICIPAL BOND FUNDS




                                                                WILL CONVERT TO INVESTOR A SHARES
         INVESTOR B SHARES YOU BOUGHT                              AFTER YOU'VE OWNED THEM FOR
         AFTER NOVEMBER 15, 1998                                           EIGHT YEARS



         BETWEEN AUGUST 1, 1997 AND NOVEMBER 15, 1998
           $0 -- $249,999                                                  NINE YEARS
           $250,000 -- $499,999                                             SIX YEARS
           $500,000 -- $999,999                                            FIVE YEARS



         BEFORE AUGUST 1, 1997                                             NINE YEARS

      Investor B Shares purchased during certain periods prior to August 1, 1997 may have had different or no conversion rights. Please refer to the conversion rights outlined in the original prospectus relating to those Investor B Shares.

      The conversion feature allows you to benefit from the lower operating costs of Investor A Shares, which can help increase total returns.

      Here's how the conversion works:

        - We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Investor A Shares have lower expenses.

        - Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares will convert to Investor A Shares at the same time.

        - You'll receive the same dollar value of Investor A Shares as the Investor B Shares that were converted. No sales charge or other charges apply.

        - Investor B Shares that you received from an exchange of Investor B Shares of another Nations Fund will convert based on the day you bought the original shares. Your conversion date may be later if you exchanged to or from a Nations Money Market Fund.

        - Conversions are free from federal income tax.


(C SHARES GRAPHIC) ABOUT INVESTOR C SHARES

      There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE - CONTINGENT DEFERRED SALES CHARGES

      The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

      Your selling agent receives compensation when you buy Investor C Shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.

YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR NOTIFYING NATIONS FUNDS THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


      WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE



      You may be eligible for a reduced or waived front-end sales charge or CDSC. Information about these reductions and waivers is provided below and may also be discussed in the SAI. Please contact your investment professional or contact Nations Funds at 1.800.321.7854 to determine whether you qualify for a reduction or waiver of these charges.

      FRONT-END SALES CHARGES
      (Investor A Shares)




      There are three ways you can lower the front-end sales charge you pay on Investor A Shares:

        - COMBINE PURCHASES YOU'VE ALREADY MADE
         Rights of accumulation allow you to combine the value of Investor A, Investor B and Investor C Shares you already own with Investor A Shares you're buying to calculate the sales charge. The sales charge is based on the total value of the shares you already own plus the value of the shares you're buying. Index Funds (including Nations LargeCap Enhanced Core Fund) and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify for rights of accumulation.

        - COMBINE PURCHASES YOU PLAN TO MAKE
         By signing a letter of intent, you can combine the value of shares you already own with the value of shares you plan to buy over a 13-month period to calculate the sales charge.

            - You can choose to start the 13-month period up to 90 days before you sign the letter of intent.

            - Each purchase you make will receive the sales charge that applies to the total amount you plan to buy.

            - If you don't buy as much as you planned within the period, you must pay the difference between the charges you've paid and the charges that actually apply to the shares you've bought.

            - Your first purchase must be at least 5% of the minimum amount for the sales charge level that applies to the total amount you plan to buy.

            - If the purchase you've made later qualifies for a reduced sales charge through the 90-day backdating provisions, we'll make an adjustment for the lower charge when the letter of intent expires. Any adjustment will be used to buy additional shares at the reduced sales charge.

        - COMBINE PURCHASES WITH FAMILY MEMBERS
         You can receive a quantity discount by combining purchases of Investor A Shares that you, your spouse and children under age 21 make on the same day. Some distributions or payments from the dissolution of certain qualified plans also qualify for the quantity discount. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify.

      The following investors can buy Investor A Shares without paying a front-end sales charge:

        - full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

        - banks, trust companies and thrift institutions, acting as fiduciaries

        - individuals receiving a distribution from a Bank of America trust or other fiduciary account may use the proceeds of that distribution to buy Investor A Shares without paying a front-end sales charge, as long as the proceeds are invested in the Funds within 90 days of the date of distribution

        - Nations Funds' Trustees, Directors and employees of its investment sub-advisers

        - registered broker/dealers that have entered into a Nations Funds dealer agreement with BACAP Distributors may buy Investor A Shares without paying a front-end sales charge for their investment account only

        - registered personnel and employees of these broker/dealers and their family members may buy Investor A Shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

        - employees or partners of any service provider to the Funds

        - investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

        - shareholders of certain funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

        - certain pension, profit sharing or other employee benefit plans offered to non-U.S. investors

      You can also buy Investor A Shares without paying a sales charge if you buy the shares within 120 days of selling Investor A Shares of the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the Investor A Shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, BACAP Distributors or their agents must receive your written request within 120 days after you sell your shares.

      CONTINGENT DEFERRED SALES CHARGES



      (Investor A, Investor B and Investor C Shares)

      You won't pay a CDSC on the following transactions:

        - shares sold by intermediaries that are part of the Nations Funds selling group where the intermediary has entered into an agreement with Nations Funds not to receive (or to return if received) all or any applicable portion of an up-front commission

        - shares sold following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the tax code)) of a shareholder, including a registered joint owner

        - shares sold by or distributions from certain pension, profit sharing or other employee benefit plans offered to non-U.S. investors

        - shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the tax code

        - shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

            - have at least $500,000 invested in Investor A, Investor B or
              Investor C Shares of Nations Funds, or

            - sign a letter of intent to buy at least $500,000 of Investor A,
              Investor B or Investor C Shares of Nations Funds, or

            - be an employer-sponsored plan with at least 100 eligible participants, or

            - be a participant in an alliance program that has signed an agreement with Nations Funds or its principal underwriter

        - payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

        - shares sold under our right to liquidate a shareholder's account, including instances where the aggregate net asset value of

          Investor A, Investor B or Investor C Shares held in the account is less than the minimum account size

        - if you exchange Investor B or Investor C Shares of a Nations Fund that were bought through a Bank of America employee benefit plan for Investor A Shares of a Nations Fund

        - withdrawals made under the Automatic Withdrawal Plan described in BUYING, SELLING AND EXCHANGING SHARES, if the total withdrawals of Investor A, Investor B or Investor C Shares made in a year are less than 12% of the total value of those shares in your account. A CDSC may only apply to Investor A Shares if you bought more than $1,000,000

      You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same class of the same Fund within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the Investor B or Investor C Shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, BACAP Distributors or their agents must receive your written request within 120 days after you sell your shares.

      You won't pay a CDSC on the sale of Investor C Shares sold by a nonprofit organization qualified under Section 501(c)(3) of the tax code in connection with the Banc of America Capital Management Charitable Giving Program.

Buying, selling and exchanging shares

(BUYING, SELLING AND EXCHANGING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY BUYING THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Funds through your selling agent or directly from Nations Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions or you need help placing an order.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum          minimum initial investment:                There is no limit to the amount you can
                                         - $1,000 for regular accounts              invest in Investor A and C Shares. You
                                         - $250 for certain fee based investment    can invest up to $250,000 in Investor B
                                           accounts                                 Shares.
                                         minimum additional investment:
                                         - $100 for all accounts

                  Using our              minimum initial investment:                You can buy shares twice a month,
                  Systematic             - $100                                     monthly or quarterly, using automatic
                  Investment Plan        minimum additional investment:             transfers from your bank account.
                                         - $50

Selling shares    In a lump sum          - you can sell up to $50,000 of your       We'll deduct any CDSC from the amount
                                         shares by telephone, otherwise there       you're selling and send you or your
                                           are no limits to the amount you can      selling agent the balance, usually
                                           sell                                     within three business days of receiving
                                         - other restrictions may apply to          your order.
                                           withdrawals from retirement plan         If you paid for your shares with a
                                           accounts                                 check that wasn't certified, we'll hold
                                                                                    the sale proceeds when you sell those
                                                                                    shares for at least 15 days after the
                                                                                    trade date of the purchase, or until
                                                                                    the check has cleared.

                  Using our Automatic    - minimum $25 per withdrawal               Your account balance must be at least
                  Withdrawal Plan                                                   $10,000 to set up the plan. You can
                                                                                    make withdrawals twice a month,
                                                                                    monthly, quarterly, bi-annually or
                                                                                    annually. We'll send your money by
                                                                                    check or deposit it directly to your
                                                                                    bank account. No CDSC is deducted if
                                                                                    you withdraw 12% or less of the value
                                                                                    of your shares in a class.

Exchanging        In a lump sum          - minimum $1,000 per exchange              You can exchange your Investor A Shares
  shares                                                                            for Investor A Shares of any other
                                                                                    Nations Fund, except Index Funds.
                                                                                    You can exchange your Investor B Shares
                                                                                    for Investor B Shares of any other
                                                                                    Nations Fund.
                                                                                    You can exchange your Investor C Shares
                                                                                    for Investor C Shares of any other
                                                                                    Nations Fund.
                                                                                    You won't pay a front-end sales charge,
                                                                                    CDSC or redemption fee on the shares
                                                                                    you're exchanging.

                  Using our Automatic    - minimum $25 per exchange                 You must already have an investment in
                  Exchange Feature                                                  the Funds into which you want to
                                                                                    exchange. You can make exchanges
                                                                                    monthly or quarterly.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, we'll base the price of a security on its fair value. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Investor A Shares at the offering price per share. You buy Investor B and Investor C Shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we'll refuse the order. We'll return any payment received for orders that we refuse.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

      MINIMUM INITIAL INVESTMENT



      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

        - $100 using our Systematic Investment Plan

      MINIMUM ADDITIONAL INVESTMENT



      You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares twice a month, monthly or quarterly.

  - You can choose to have us transfer your money on or about the 15th or the last day of the month.

  - Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.


(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We'll deduct any CDSC from the amount you're selling and send you the balance.

        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after BACAP Distributors, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

--------------------------------------------------------------------------------



 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------


        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order.

        - You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

        - under certain other circumstances allowed under the 1940 Act

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $10,000 to set up the plan.

  - If you set up the plan after you've opened your account, your signature must be guaranteed.

  - You can choose to have us transfer your money on or about the 10th or the 25th of the month.

  - You won't pay a CDSC on Investor A, Investor B or Investor C Shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------


(EXCHANGING SHARES GRAPHIC)         EXCHANGING SHARES

      You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - You must exchange at least $1,000, or $25 if you use our Automatic Exchange Feature.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - The interests of a Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." The exchange privilege is not intended as a vehicle for market timing. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. When BACAP believes frequent trading would have a disruptive effect on a Fund's ability to manage its investments, a Fund may reject purchase orders and exchanges into a Fund by any person, group or account that is believed to be a market timer.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

      EXCHANGING INVESTOR A SHARES



      You can exchange Investor A Shares of a Fund for Investor A Shares of any other Nations Fund, except Index Funds (including Nations LargeCap Enhanced Core Fund).

      Here are some rules for exchanging Investor A Shares:

        - You won't pay a front-end sales charge on the shares of the Fund you're exchanging.

        - You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

      EXCHANGING INVESTOR B SHARES



      You can exchange Investor B Shares of a Fund for Investor B Shares of any other Nations Fund.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

      If you received Investor C Shares of a Nations Money Market Fund through an exchange of Investor B Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Investor C Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

      EXCHANGING INVESTOR C SHARES



      You can exchange Investor C Shares of a Fund for Investor C Shares of any other Nations Fund.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $25 or more of Investor A, Investor B or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to PFPC in writing or call 1.800.321.7854.

  - If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

  - You must already have an investment in the Funds you want to exchange.

  - You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

  - The rules for making exchanges apply to automatic exchanges.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS

Your selling agent may receive an up-front commission (reallowance) when you buy shares of a Fund. The amount of this commission depends on which share class you choose:

  - up to 4.25% of the offering price per share of Investor A Shares. The commission is paid from the sales charge we deduct when you buy your shares

  - up to 4.00% of the net asset value per share of Investor B Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  - up to 1.00% of the net asset value per share of Investor C Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

If you buy Investor B or Investor C Shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED AS TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

BACAP Distributors and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder and servicing plans.

The amount of the fee depends on the class of shares you own:

                                 MAXIMUM ANNUAL DISTRIBUTION (12B-1)
                                    AND SHAREHOLDER SERVICING FEES
                             (AS AN ANNUAL % OF AVERAGE DAILY NET ASSETS)
  INVESTOR A SHARES  0.25% COMBINED DISTRIBUTION (12B-1) AND SHAREHOLDER
                     SERVICING FEE



  INVESTOR B SHARES  0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                     FEE



  INVESTOR C SHARES  0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                     FEE

Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Funds pay these fees to BACAP Distributors and/or to eligible selling and servicing agents and financial institutions, including BACAP or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:

  - a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  - additional amounts on all sales of shares:

    - up to 1.00% of the offering price per share of Investor A Shares

    - up to 1.00% of the net asset value per share of Investor B Shares

    - up to 1.00% of the net asset value per share of Investor C Shares

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

This compensation, which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, BACAP Distributors sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BACAP Distributors and BACAP, and certain other selling or servicing agents. Selected selling and servicing agents also may receive compensation for opening a minimum number of accounts.

BACAP and BACAP Distributors may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

Distributions and taxes
(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS


A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

All of the Funds distribute any net realized capital gain at least once a year. The Funds normally declare distributions of net investment income daily and pay them monthly. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at 1.800.321.7854.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which may be subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the gain. This distribution is subject to tax. The Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions that come from a Fund's tax-exempt interest income generally are free from federal income tax. These distributions generally are not subject to state individual income tax (or other applicable state tax, like the Florida intangibles tax) if a Fund primarily invests in securities from that state or its subdivisions. For example, you generally won't be subject to California state individual income tax on distributions that come from Nations California Municipal Bond Fund's investments in California state and local municipal obligations. You may, however, be subject to other state and local taxes on these distributions. A portion of these distributions may also be subject to alternative minimum taxes. Texas doesn't impose state income tax.

Any distributions that come from taxable income or realized capital gain are generally subject to tax. Distributions that come from any taxable interest income and net short-term capital gain generally are taxable to you as ordinary income. Distributions of net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Under recent changes to the tax code, an individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges on or after May 6, 2003.

No other Fund distributions are expected to qualify for reduced taxation under such recent changes to the tax code. Corporate shareholders will not be able to deduct any distributions from a Fund when determining their taxable income.

In general, any taxable distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

WITHHOLDING TAX

We're required by federal law to withhold tax on any taxable distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                  PERIOD ENDED
  INVESTOR A SHARES                                                03/31/03#*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                               $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                        0.18
  Net realized and unrealized gain/(loss)
    on investments                                                    0.09
  Net increase/(decrease) in net asset
    value from operations                                             0.27
  LESS DISTRIBUTIONS:
  Dividends from net investment income                               (0.18)
  Distributions from net realized capital
    gains                                                            (0.07)
  Total dividends and distributions                                  (0.25)
  Net asset value, end of period                                     $10.02
  TOTAL RETURN++                                                     1.42%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                               $7,884
  Ratio of operating expenses to average
    net assets                                                     0.75%(a)+
  Ratio of net investment income/(loss)
    to average net assets                                            3.36%+
  Portfolio turnover rate                                             19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                           1.02%+

* California Intermediate Municipal Bond Investor A Shares commenced operations on September 9, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                  PERIOD ENDED
  INVESTOR B SHARES                                                03/31/03#*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                               $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                        0.15
  Net realized and unrealized gain/(loss)
    on investments                                                    0.08
  Net increase/(decrease) in net asset
    value from operations                                             0.23
  LESS DISTRIBUTIONS:
  Dividends from net investment income                               (0.15)
  Distributions from net realized capital
    gains                                                            (0.07)
  Total dividends and distributions                                  (0.22)
  Net asset value, end of period                                     $10.01
  TOTAL RETURN++                                                     1.91%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                                $945
  Ratio of operating expenses to average
    net assets                                                     1.50%(a)+
  Ratio of net investment income/(loss)
    to average net assets                                            2.61%+
  Portfolio turnover rate                                             19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                           1.77%+

* California Intermediate Municipal Bond Investor B Shares commenced operations on August 29, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                  PERIOD ENDED
  INVESTOR C SHARES                                                03/31/03#*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                               $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                        0.14
  Net realized and unrealized gain/(loss)
    on investments                                                    0.09
  Net increase/(decrease) in net asset
    value from operations                                             0.23
  LESS DISTRIBUTIONS:
  Dividends from net investment income                               (0.14)
  Distributions from net realized capital
    gains                                                            (0.07)
  Total dividends and distributions                                  (0.21)
  Net asset value, end of period                                     $10.02
  TOTAL RETURN++                                                     0.96%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                               $3,017
  Ratio of operating expenses to average
    net assets                                                     1.50%(a)+
  Ratio of net investment income/(loss)
    to average net assets                                            2.61%+
  Portfolio turnover rate                                             19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                           1.77%+

* California Intermediate Municipal Bond Investor C Shares commenced operations on September 11, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS CALIFORNIA MUNICIPAL
BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             YEAR ENDED        YEAR ENDED        YEAR ENDED       PERIOD ENDED      PERIOD ENDED
  INVESTOR A SHARES                          03/31/03#        03/31/02**#        03/31/01#          03/31/00         05/14/99*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period         $7.29             $7.47             $7.14             $7.50             $7.60
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.33              0.33              0.35              0.31              0.07
  Net realized and unrealized gain/(loss)
    on investments                              0.32             (0.15)             0.34             (0.34)            (0.10)
  Net increase/(decrease) in net asset
    value from operations                       0.65              0.18              0.69             (0.03)            (0.03)
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.32)            (0.33)            (0.34)            (0.31)            (0.07)
  Distributions from net realized capital
    gains                                      (0.01)            (0.03)            (0.02)            (0.02)              --
  Total dividends and distributions            (0.33)            (0.36)            (0.36)            (0.33)            (0.07)
  Net asset value, end of period               $7.61             $7.29             $7.47             $7.14             $7.50
  TOTAL RETURN++                               9.09%             2.45%             9.93%            (0.46)%           (0.42)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)        $142,798          $145,567          $149,282          $157,672          $206,000
  Ratio of operating expenses to average
    net assets                                0.85%(a)           0.85%            0.83%(a)         0.80%+(a)           0.93%+
  Ratio of net investment income/(loss)
    to average net assets                      4.31%             4.46%             4.81%             4.50%+            4.40%+
  Portfolio turnover rate                        6%                8%               20%               34%                1%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.07%             1.10%             1.07%             1.04%+            0.96%+

                                              YEAR ENDED
  INVESTOR A SHARES                           02/28/99*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $7.64
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.34
  Net realized and unrealized gain/(loss)
    on investments                               0.10
  Net increase/(decrease) in net asset
    value from operations                        0.44
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.34)
  Distributions from net realized capital
    gains                                       (0.14)
  Total dividends and distributions             (0.48)
  Net asset value, end of period                $7.60
  TOTAL RETURN++                                5.94%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $219,000
  Ratio of operating expenses to average
    net assets                                  0.93%
  Ratio of net investment income/(loss)
    to average net assets                       4.42%
  Portfolio turnover rate                        42%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.93%

* The financial information for the fiscal periods reflect the financial information for the Pacific Horizon California Municipal Bond Fund A Shares, which were reorganized into the California Municipal Bond Investor A Shares as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.
** Effective April 1, 2001, the California Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Investor A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.44% to 4.46%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS CALIFORNIA MUNICIPAL
BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             YEAR ENDED        YEAR ENDED        YEAR ENDED       PERIOD ENDED      PERIOD ENDED
  INVESTOR B SHARES                          03/31/03#        03/31/02**#        03/31/01#          03/31/00         05/14/99*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period         $7.29             $7.47             $7.14             $7.51             $7.61
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.27              0.27              0.30              0.27              0.06
  Net realized and unrealized gain/(loss)
    on investments                              0.33             (0.14)             0.34             (0.35)            (0.10)
  Net increase/(decrease) in net asset
    value from operations                       0.60              0.13              0.64             (0.08)            (0.04)
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.27)            (0.28)            (0.29)            (0.27)            (0.06)
  Distributions from net realized capital
    gains                                      (0.01)            (0.03)            (0.02)            (0.02)              --
  Total dividends and distributions            (0.28)            (0.31)            (0.31)            (0.29)            (0.06)
  Net asset value, end of period               $7.61             $7.29             $7.47             $7.14             $7.51
  TOTAL RETURN++                               8.27%             1.68%             9.15%            (1.16)%           (0.57)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $9,390            $7,458            $5,729            $4,206            $3,000
  Ratio of operating expenses to average
    net assets                                1.60%(a)           1.60%            1.55%(a)         1.45%+(a)           1.66%+
  Ratio of net investment income/(loss)
    to average net assets                      3.56%             3.71%             4.09%             3.85%+            3.63%+
  Portfolio turnover rate                        6%                8%               20%               34%                1%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.82%             1.85%             1.82%             1.79%+            1.69%+

                                             PERIOD ENDED
  INVESTOR B SHARES                         02/28/99*,***
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $7.61
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.16
  Net realized and unrealized gain/(loss)
    on investments                               0.14
  Net increase/(decrease) in net asset
    value from operations                        0.30
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.16)
  Distributions from net realized capital
    gains                                       (0.14)
  Total dividends and distributions             (0.30)
  Net asset value, end of period                $7.61
  TOTAL RETURN++                                4.09%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $2,000
  Ratio of operating expenses to average
    net assets                                1.70%+(b)
  Ratio of net investment income/(loss)
    to average net assets                       3.67%+
  Portfolio turnover rate                        42%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                    1.71%+(b)

* The financial information for the fiscal periods reflect the financial information for the Pacific Horizon California Municipal Bond Fund B Shares, which were reorganized into the California Municipal Bond Investor B Shares as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.
** Effective April 1, 2001, the California Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Investor B Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.69% to 3.71%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
*** California Municipal Bond Investor B Shares commenced operations on July 15, 1998.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS CALIFORNIA MUNICIPAL
BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED               YEAR ENDED               YEAR ENDED
  INVESTOR C SHARES                              03/31/03#               03/31/02*#                03/31/01#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period             $7.27                    $7.44                    $7.12
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.27                     0.27                     0.30
  Net realized and unrealized gain/(loss)
    on investments                                 0.33                    (0.13)                    0.33
  Net increase/(decrease) in net asset
    value from operations                          0.60                     0.14                     0.63
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.27)                   (0.28)                   (0.29)
  Distributions from net realized capital
    gains                                         (0.01)                   (0.03)                   (0.02)
  Total dividends and distributions               (0.28)                   (0.31)                   (0.31)
  Net asset value, end of period                   $7.59                    $7.27                    $7.44
  TOTAL RETURN++                                   8.30%                    1.82%                    8.97%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $4,961                   $3,265                   $1,191
  Ratio of operating expenses to average
    net assets                                   1.60%(a)                   1.60%                  1.60%(a)
  Ratio of net investment income/(loss)
    to average net assets                          3.56%                    3.71%                    4.04%
  Portfolio turnover rate                           6%                       8%                       20%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                         1.82%                    1.85%                    1.82%

                                                PERIOD ENDED
  INVESTOR C SHARES                              03/31/00**
  OPERATING PERFORMANCE:
  Net asset value, beginning of period              $7.31
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                      0.19
  Net realized and unrealized gain/(loss)
    on investments                                 (0.17)
  Net increase/(decrease) in net asset
    value from operations                           0.02
  LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.19)
  Distributions from net realized capital
    gains                                          (0.02)
  Total dividends and distributions                (0.21)
  Net asset value, end of period                    $7.12
  TOTAL RETURN++                                    0.30%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)              $258
  Ratio of operating expenses to average
    net assets                                    1.60%+(a)
  Ratio of net investment income/(loss)
    to average net assets                          3.70%+
  Portfolio turnover rate                            34%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                         1.79%+

* Effective April 1, 2001, the California Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Investor C Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.69% to 3.71%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
** California Municipal Bond Investor C Shares commenced operations on July 29, 1999.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS FLORIDA INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR A SHARES                            03/31/03#           03/31/02*#            03/31/01             03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.54               $10.69               $10.33               $10.79
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.43                 0.47                 0.48                 0.48
  Net realized and unrealized gain/(loss)
    on investments                               0.26                (0.15)                0.36                (0.46)
  Net increase/(decrease) in net asset
    value from operations                        0.69                 0.32                 0.84                 0.02
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.43)               (0.47)               (0.48)               (0.48)
  Net asset value, end of year                  $10.80               $10.54               $10.69               $10.33
  TOTAL RETURN++                                 6.68%                3.03%                8.33%                0.22%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $18,358              $8,530               $5,319               $9,695
  Ratio of operating expenses to average
    net assets                                 0.75%(a)             0.75%(a)             0.75%(a)             0.73%(a)
  Ratio of net investment income/(loss)
    to average net assets                        4.04%                4.40%                4.57%                4.57%
  Portfolio turnover rate                         20%                  15%                  6%                   12%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.97%                0.98%                0.96%                0.99%

                                               YEAR ENDED
  INVESTOR A SHARES                             03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.77
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.48
  Net realized and unrealized gain/(loss)
    on investments                                0.02
  Net increase/(decrease) in net asset
    value from operations                         0.50
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.48)
  Net asset value, end of year                   $10.79
  TOTAL RETURN++                                  4.74%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $12,783
  Ratio of operating expenses to average
    net assets                                    0.70%
  Ratio of net investment income/(loss)
    to average net assets                         4.45%
  Portfolio turnover rate                          14%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.97%

* Effective April 1, 2001, the Florida Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Investor A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.36% to 4.40%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS FLORIDA INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR B SHARES                            03/31/03#           03/31/02*#            03/31/01             03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.55               $10.70               $10.34               $10.79
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.35                 0.39                 0.40                 0.41
  Net realized and unrealized gain/(loss)
    on investments                               0.26                (0.15)                0.36                (0.45)
  Net increase/(decrease) in net asset
    value from operations                        0.61                 0.24                 0.76                (0.04)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.35)               (0.39)               (0.40)               (0.41)
  Net asset value, end of year                  $10.81               $10.55               $10.70               $10.34
  TOTAL RETURN++                                 5.87%                2.26%                7.52%               (0.38)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $9,700               $5,700               $4,429               $4,639
  Ratio of operating expenses to average
    net assets                                 1.50%(a)             1.50%(a)             1.50%(a)             1.41%(a)
  Ratio of net investment income/(loss)
    to average net assets                        3.29%                3.65%                3.82%                3.89%
  Portfolio turnover rate                         20%                  15%                  6%                   12%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.72%                1.73%                1.71%                1.74%

                                               YEAR ENDED
  INVESTOR B SHARES                             03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.77
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.42
  Net realized and unrealized gain/(loss)
    on investments                                0.02
  Net increase/(decrease) in net asset
    value from operations                         0.44
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.42)
  Net asset value, end of year                   $10.79
  TOTAL RETURN++                                  4.11%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $5,090
  Ratio of operating expenses to average
    net assets                                    1.30%
  Ratio of net investment income/(loss)
    to average net assets                         3.85%
  Portfolio turnover rate                          14%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.72%

* Effective April 1, 2001, the Florida Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Investor B Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.61% to 3.65%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS FLORIDA INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR C SHARES                            03/31/03#           03/31/02*#            03/31/01             03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.56               $10.72               $10.36               $10.79
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.35                 0.31                 0.40                 0.40
  Net realized and unrealized gain/(loss)
    on investments                               0.26                (0.08)                0.36                (0.43)
  Net increase/(decrease) in net asset
    value from operations                        0.61                 0.23                 0.76                (0.03)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.35)               (0.39)               (0.40)               (0.40)
  Net asset value, end of year                  $10.82               $10.56               $10.72               $10.36
  TOTAL RETURN++                                 5.85%                2.12%                7.49%               (0.26)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $9,160               $2,116                $172                 $117
  Ratio of operating expenses to average
    net assets                                 1.50%(a)             1.50%(a)             1.50%(a)             1.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                        3.29%                3.65%                3.82%                3.80%
  Portfolio turnover rate                         20%                  15%                  6%                   12%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.72%                1.73%                1.71%                1.74%

                                               YEAR ENDED
  INVESTOR C SHARES                             03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.77
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.41
  Net realized and unrealized gain/(loss)
    on investments                                0.03
  Net increase/(decrease) in net asset
    value from operations                         0.44
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.42)
  Net asset value, end of year                   $10.79
  TOTAL RETURN++                                  4.10%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $1,416
  Ratio of operating expenses to average
    net assets                                    1.36%
  Ratio of net investment income/(loss)
    to average net assets                         3.79%
  Portfolio turnover rate                          14%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.72%

* Effective April 1, 2001, the Florida Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Investor C Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.61% to 3.65%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS FLORIDA MUNICIPAL
BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR A SHARES                            03/31/03#           03/31/02*#            03/31/01             03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $9.81                $9.98                $9.53                $9.99
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.43                 0.45                 0.45                 0.46
  Net realized and unrealized gain/(loss)
    on investments                               0.48                (0.12)                0.46                (0.46)
  Net increase/(decrease) in net asset
    value from operations                        0.91                 0.33                 0.91                   -
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.43)               (0.45)               (0.45)               (0.46)
  Distributions from net realized capital
    gains                                       (0.18)               (0.05)               (0.01)                  -
  Total dividends and distributions             (0.61)               (0.50)               (0.46)               (0.46)
  Net asset value, end of year                  $10.11                $9.81                $9.98                $9.53
  TOTAL RETURN++                                 9.49%                3.29%                9.86%                0.04%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $44,073              $43,619              $45,034              $49,439
  Ratio of operating expenses to average
    net assets                                 0.85%(a)             0.85%(a)             0.85%(a)             0.83%(a)
  Ratio of net investment income/(loss)
    to average net assets                        4.28%                4.51%                4.68%                4.75%
  Portfolio turnover rate                         21%                  5%                   7%                   18%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.10%                1.12%                1.08%                1.11%

                                               YEAR ENDED
  INVESTOR A SHARES                             03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.99
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.46
  Net realized and unrealized gain/(loss)
    on investments                                  -
  Net increase/(decrease) in net asset
    value from operations                         0.46
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.46)
  Distributions from net realized capital
    gains                                           -
  Total dividends and distributions              (0.46)
  Net asset value, end of year                    $9.99
  TOTAL RETURN++                                  4.69%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $65,373
  Ratio of operating expenses to average
    net assets                                  0.80%(a)
  Ratio of net investment income/(loss)
    to average net assets                         4.60%
  Portfolio turnover rate                          16%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.10%

* Effective April 1, 2001, the Florida Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Investor A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.46% to 4.51%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS FLORIDA MUNICIPAL
BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR B SHARES                            03/31/03#           03/31/02*#            03/31/01             03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $9.81                $9.98                $9.53                $9.99
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.35                 0.37                 0.38                 0.39
  Net realized and unrealized gain/(loss)
    on investments                               0.49                (0.12)                0.46                (0.46)
  Net increase/(decrease) in net asset
    value from operations                        0.84                 0.25                 0.84                (0.07)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.36)               (0.37)               (0.38)               (0.39)
  Distributions from net realized capital
    gains                                       (0.18)               (0.05)               (0.01)                  -
  Total dividends and distributions             (0.54)               (0.42)               (0.39)               (0.39)
  Net asset value, end of year                  $10.11                $9.81                $9.98                $9.53
  TOTAL RETURN++                                 8.67%                2.52%                9.05%               (0.67)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $11,745              $10,419              $10,811              $12,802
  Ratio of operating expenses to average
    net assets                                 1.60%(a)             1.60%(a)             1.60%(a)             1.53%(a)
  Ratio of net investment income/(loss)
    to average net assets                        3.53%                3.76%                3.93%                4.05%
  Portfolio turnover rate                         21%                  5%                   7%                   18%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.85%                1.87%                1.83%                1.86%

                                               YEAR ENDED
  INVESTOR B SHARES                             03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.99
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.40
  Net realized and unrealized gain/(loss)
    on investments                                  -
  Net increase/(decrease) in net asset
    value from operations                         0.40
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.40)
  Distributions from net realized capital
    gains                                           -
  Total dividends and distributions              (0.40)
  Net asset value, end of year                    $9.99
  TOTAL RETURN++                                  4.01%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $15,435
  Ratio of operating expenses to average
    net assets                                  1.45%(a)
  Ratio of net investment income/(loss)
    to average net assets                         3.95%
  Portfolio turnover rate                          16%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.85%

* Effective April 1, 2001, the Florida Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Investor B Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.71% to 3.76%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS FLORIDA MUNICIPAL
BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR C SHARES                            03/31/03#           03/31/02*#            03/31/01             03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $9.80                $9.97                $9.53                $9.99
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.35                 0.36                 0.37                 0.38
  Net realized and unrealized gain/(loss)
    on investments                               0.49                (0.11)                0.46                (0.46)
  Net increase/(decrease) in net asset
    value from operations                        0.84                 0.25                 0.83                (0.08)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.36)               (0.37)               (0.38)               (0.38)
  Distributions from net realized capital
    gains                                       (0.18)               (0.05)               (0.01)                 --
  Total dividends and distributions             (0.54)               (0.42)               (0.39)               (0.38)
  Net asset value, end of year                  $10.10                $9.80                $9.97                $9.53
  TOTAL RETURN++                                 8.68%                2.51%                8.92%               (0.73)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $525                 $278                  $64                  $23
  Ratio of operating expenses to average
    net assets                                 1.60%(a)             1.60%(a)             1.60%(a)             1.60%(a)
  Ratio of net investment income/(loss)
    to average net assets                        3.53%                3.76%                3.93%                3.98%
  Portfolio turnover rate                         21%                  5%                   7%                   18%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.85%                1.87%                1.83%                1.86%

                                               YEAR ENDED
  INVESTOR C SHARES                             03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.99
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.37
  Net realized and unrealized gain/(loss)
    on investments                                0.03
  Net increase/(decrease) in net asset
    value from operations                         0.40
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.40)
  Distributions from net realized capital
    gains                                          --
  Total dividends and distributions              (0.40)
  Net asset value, end of year                    $9.99
  TOTAL RETURN++                                  4.01%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)               $23
  Ratio of operating expenses to average
    net assets                                  1.53%(a)
  Ratio of net investment income/(loss)
    to average net assets                         3.87%
  Portfolio turnover rate                          16%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.85%

* Effective April 1, 2001, the Florida Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Investor C Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.71% to 3.76%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS GEORGIA INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR A SHARES                            03/31/03#           03/31/02*#            03/31/01             03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.69               $10.82               $10.42               $10.94
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.46                 0.48                 0.48                 0.48
  Net realized and unrealized gain/(loss)
    on investments                               0.23                (0.13)                0.40                (0.52)
  Net increase/(decrease) in net asset
    value from operations                        0.69                 0.35                 0.88                (0.04)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.46)               (0.48)               (0.48)               (0.47)
  Distributions from net realized capital
    gains                                         --                   --                   --                 (0.01)
  Total dividends and distributions             (0.46)               (0.48)               (0.48)               (0.48)
  Net asset value, end of year                  $10.92               $10.69               $10.82               $10.42
  TOTAL RETURN++                                 6.54%                3.24%                8.66%               (0.27)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $18,979              $12,791              $11,872              $13,244
  Ratio of operating expenses to average
    net assets                                 0.75%(a)             0.75%(a)             0.75%(a)             0.73%(a)
  Ratio of net investment income/(loss)
    to average net assets                        4.22%                4.40%                4.55%                4.46%
  Portfolio turnover rate                         15%                  6%                   10%                  28%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.98%                1.01%                0.98%                1.03%

                                               YEAR ENDED
  INVESTOR A SHARES                             03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.92
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.47
  Net realized and unrealized gain/(loss)
    on investments                                0.06
  Net increase/(decrease) in net asset
    value from operations                         0.53
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.47)
  Distributions from net realized capital
    gains                                        (0.04)
  Total dividends and distributions              (0.51)
  Net asset value, end of year                   $10.94
  TOTAL RETURN++                                  4.99%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $19,674
  Ratio of operating expenses to average
    net assets                                    0.70%
  Ratio of net investment income/(loss)
    to average net assets                         4.31%
  Portfolio turnover rate                          14%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.98%

* Effective April 1, 2001, the Georgia Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Investor A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.36% to 4.40%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating ratio was less than 0.01%.

NATIONS GEORGIA INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR B SHARES                            03/31/03#           03/31/02*#            03/31/01             03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.69               $10.82               $10.42               $10.94
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.39                 0.39                 0.40                 0.40
  Net realized and unrealized gain/(loss)
    on investments                               0.22                (0.12)                0.40                (0.51)
  Net increase/(decrease) in net asset
    value from operations                        0.61                 0.27                 0.80                (0.11)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.38)               (0.40)               (0.40)               (0.40)
  Distributions from net realized capital
    gains                                         --                   --                   --                 (0.01)
  Total dividends and distributions             (0.38)               (0.40)               (0.40)               (0.41)
  Net asset value, end of year                  $10.92               $10.69               $10.82               $10.42
  TOTAL RETURN++                                 5.76%                2.47%                7.85%               (0.96)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $9,135               $6,865               $6,773               $6,812
  Ratio of operating expenses to average
    net assets                                 1.50%(a)             1.50%(a)             1.50%(a)             1.41%(a)
  Ratio of net investment income/(loss)
    to average net assets                        3.47%                3.65%                3.80%                3.78%
  Portfolio turnover rate                         15%                  6%                   10%                  28%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.73%                1.76%                1.73%                1.78%

                                               YEAR ENDED
  INVESTOR B SHARES                             03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.92
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.41
  Net realized and unrealized gain/(loss)
    on investments                                0.06
  Net increase/(decrease) in net asset
    value from operations                         0.47
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.41)
  Distributions from net realized capital
    gains                                        (0.04)
  Total dividends and distributions              (0.45)
  Net asset value, end of year                   $10.94
  TOTAL RETURN++                                  4.37%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $8,310
  Ratio of operating expenses to average
    net assets                                    1.30%
  Ratio of net investment income/(loss)
    to average net assets                         3.71%
  Portfolio turnover rate                          14%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.73%

* Effective April 1, 2001, the Georgia Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Investor B Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.61% to 3.65%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares methods.
(a) The effect of interest expense on the operating ratio was less than 0.01%.

NATIONS GEORGIA INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR C SHARES                            03/31/03#           03/31/02*#            03/31/01             03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.69               $10.82               $10.42               $10.94
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.37                 0.39                 0.40                 0.39
  Net realized and unrealized gain/(loss)
    on investments                               0.24                (0.12)                0.40                (0.51)
  Net increase/(decrease) in net asset
    value from operations                        0.61                 0.27                 0.80                (0.12)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.38)               (0.40)               (0.40)               (0.39)
  Distributions from net realized capital
    gains                                         --                   --                   --                 (0.01)
  Total dividends and distributions             (0.38)               (0.40)               (0.40)               (0.40)
  Net asset value, end of year                  $10.92               $10.69               $10.82               $10.42
  TOTAL RETURN++                                 5.74%                2.46%                7.96%               (1.13)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $5,190               $1,400                $770                 $764
  Ratio of operating expenses to average
    net assets                                 1.50%(a)             1.50%(a)             1.50%(a)             1.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                        3.47%                3.65%                3.80%                3.69%
  Portfolio turnover rate                         15%                  6%                   10%                  28%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.73%                1.76%                1.73%                1.78%

                                               YEAR ENDED
  INVESTOR C SHARES                             03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.92
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.41
  Net realized and unrealized gain/(loss)
    on investments                                0.05
  Net increase/(decrease) in net asset
    value from operations                         0.46
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.40)
  Distributions from net realized capital
    gains                                        (0.04)
  Total dividends and distributions              (0.44)
  Net asset value, end of year                   $10.94
  TOTAL RETURN++                                  4.35%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)              $886
  Ratio of operating expenses to average
    net assets                                    1.31%
  Ratio of net investment income/(loss)
    to average net assets                         3.70%
  Portfolio turnover rate                          14%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.73%

* Effective April 1, 2001, the Georgia Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Investor C Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.61% to 3.65%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
++Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS KANSAS MUNICIPAL
INCOME FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED                       YEAR ENDED
  INVESTOR A SHARES                                  03/31/03#                       03/31/02*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                $10.15                           $10.33
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                         0.40                             0.43
  Net realized and unrealized gain/(loss)
    on investments                                     0.32                            (0.17)
  Net increase/(decrease) in net asset
    value from operations                              0.72                             0.26
  LESS DISTRIBUTIONS:
  Dividends from net investment income                (0.40)                           (0.43)
  Distributions from net realized capital
    gains                                             (0.02)                           (0.01)
  Total dividends and distributions                   (0.42)                           (0.44)
  Net asset value, end of period                      $10.45                           $10.15
  TOTAL RETURN++                                       7.19%                            2.49%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                $6,489                           $3,115
  Ratio of operating expenses to average
    net assets                                       0.85%(a)                         0.85%(a)
  Ratio of net investment income/(loss)
    to average net assets                              3.82%                            4.15%
  Portfolio turnover rate                               42%                              13%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                             1.15%                            1.16%

                                                    PERIOD ENDED
  INVESTOR A SHARES                                  03/31/01**#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                 $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                          0.47
  Net realized and unrealized gain/(loss)
    on investments                                      0.13
  Net increase/(decrease) in net asset
    value from operations                               0.60
  LESS DISTRIBUTIONS:
  Dividends from net investment income                 (0.27)
  Distributions from net realized capital
    gains                                                --
  Total dividends and distributions                    (0.27)
  Net asset value, end of period                       $10.33
  TOTAL RETURN++                                        5.66%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                  $646
  Ratio of operating expenses to average
    net assets                                        0.85%+(a)
  Ratio of net investment income/(loss)
    to average net assets                             4.19%+(a)
  Portfolio turnover rate                                17%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                             1.18%+

* Effective April 1, 2001, the Kansas Municipal Income Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Investor A Shares -- Increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.14% to 4.15%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
** Investor A Shares commenced operations on August 14, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS KANSAS MUNICIPAL
INCOME FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED                      YEAR ENDED
  INVESTOR B SHARES                                 03/31/03#                       03/31/02*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                $10.14                          $10.32
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                         0.32                            0.35
  Net realized and unrealized gain/(loss)
    on investments                                     0.32                           (0.17)
  Net increase/(decrease) in net asset
    value from operations                              0.64                            0.18
  LESS DISTRIBUTIONS:
  Dividends from net investment income                (0.32)                          (0.35)
  Distributions from net realized capital
    gains                                             (0.02)                          (0.01)
  Total dividends and distributions                   (0.34)                          (0.36)
  Net asset value, end of period                      $10.44                          $10.14
  TOTAL RETURN++                                      6.39%                           1.62%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                 $262                            $25
  Ratio of operating expenses to average
    net assets                                       1.60%(a)                        1.60%(a)
  Ratio of net investment income/(loss)
    to average net assets                             3.07%                           3.40%
  Portfolio turnover rate                              42%                             13%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                            1.90%                           1.91%

                                                    PERIOD ENDED
  INVESTOR B SHARES                                 03/31/01**#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                 $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                          0.33
  Net realized and unrealized gain/(loss)
    on investments                                      0.19
  Net increase/(decrease) in net asset
    value from operations                               0.52
  LESS DISTRIBUTIONS:
  Dividends from net investment income                 (0.20)
  Distributions from net realized capital
    gains                                                --
  Total dividends and distributions                    (0.20)
  Net asset value, end of period                       $10.32
  TOTAL RETURN++                                       4.78%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                  $262
  Ratio of operating expenses to average
    net assets                                       1.60%+(a)
  Ratio of net investment income/(loss)
    to average net assets                            3.44%+(a)
  Portfolio turnover rate                               17%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                             1.93%+

* Effective April 1, 2001, the Kansas Municipal Income Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Investor B Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.39% to 3.40%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
** Investor B Shares commenced operations on August 29, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS KANSAS MUNICIPAL
INCOME FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                                  PERIOD ENDED
  INVESTOR C SHARES                                                03/31/03*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                               $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                        0.22
  Net realized and unrealized gain/(loss)
    on investments                                                    0.45
  Net increase/(decrease) in net asset
    value from operations                                             0.67
  LESS DISTRIBUTIONS:
  Dividends from net investment income                               (0.22)
  Distributions from net realized capital
    gains                                                            (0.02)
  Total dividends and distributions                                  (0.24)
  Net asset value, end of period                                     $10.43
  TOTAL RETURN++                                                     3.04%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                                $443
  Ratio of operating expenses to average
    net assets                                                     1.60%(a)+
  Ratio of net investment income/(loss)
    to average net assets                                            3.07%+
  Portfolio turnover rate                                             42%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                           1.90%+

* Kansas Municipal Income Investor C Shares commenced operations on July 9,
2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MARYLAND INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR A SHARES                            03/31/03#           03/31/02*#            03/31/01#            03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.84               $11.01               $10.58               $11.07
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.44                 0.47                 0.48                 0.47
  Net realized and unrealized gain/(loss)
    on investments                               0.38                (0.17)                0.43                (0.48)
  Net increase/(decrease) in net asset
    value from operations                        0.82                 0.30                 0.91                (0.01)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.44)               (0.47)               (0.48)               (0.47)
  Distributions from net realized capital
    gains                                         --                   --                   --                 (0.01)
  Total dividends and distributions             (0.44)               (0.47)               (0.48)               (0.48)
  Net asset value, end of year                  $11.22               $10.84               $11.01               $10.58
  TOTAL RETURN++                                 7.69%                2.76%                8.81%               (0.06)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $32,174              $20,760              $17,478              $16,454
  Ratio of operating expenses to average
    net assets                                 0.75%(a)             0.75%(a)               0.75%                0.73%
  Ratio of net investment income/(loss)
    to average net assets                        3.97%                4.29%                4.47%                4.42%
  Portfolio turnover rate                         15%                  16%                  13%                  21%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.97%                0.99%                0.96%                1.01%

                                               YEAR ENDED
  INVESTOR A SHARES                             03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $11.01
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.48
  Net realized and unrealized gain/(loss)
    on investments                                0.06
  Net increase/(decrease) in net asset
    value from operations                         0.54
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.48)
  Distributions from net realized capital
    gains                                          --
  Total dividends and distributions              (0.48)
  Net asset value, end of year                   $11.07
  TOTAL RETURN++                                  4.96%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $17,166
  Ratio of operating expenses to average
    net assets                                    0.70%
  Ratio of net investment income/(loss)
    to average net assets                         4.31%
  Portfolio turnover rate                          22%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.99%

* Effective April 1, 2001, the Maryland Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Investor A Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.24% to 4.29%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MARYLAND INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR B SHARES                            03/31/03#           03/31/02*#            03/31/01#            03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.84               $11.01               $10.58               $11.07
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.37                 0.38                 0.40                 0.40
  Net realized and unrealized gain/(loss)
    on investments                               0.37                (0.16)                0.43                (0.48)
  Net increase/(decrease) in net asset
    value from operations                        0.74                 0.22                 0.83                (0.08)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.36)               (0.39)               (0.40)               (0.40)
  Distributions from net realized capital
    gains                                         --                   --                   --                 (0.01)
  Total dividends and distributions             (0.36)               (0.39)               (0.40)               (0.41)
  Net asset value, end of year                  $11.22               $10.84               $11.01               $10.58
  TOTAL RETURN++                                 6.89%                1.99%                8.01%               (0.74)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $20,565              $6,318               $5,120               $5,662
  Ratio of operating expenses to average
    net assets                                 1.50%(a)             1.50%(a)               1.50%                1.42%
  Ratio of net investment income/(loss)
    to average net assets                        3.22%                3.54%                3.72%                3.73%
  Portfolio turnover rate                         15%                  16%                  13%                  21%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.72%                1.74%                1.71%                1.76%

                                               YEAR ENDED
  INVESTOR B SHARES                             03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $11.01
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.41
  Net realized and unrealized gain/(loss)
    on investments                                0.06
  Net increase/(decrease) in net asset
    value from operations                         0.47
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.41)
  Distributions from net realized capital
    gains                                          --
  Total dividends and distributions              (0.41)
  Net asset value, end of year                   $11.07
  TOTAL RETURN++                                  4.33%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $5,989
  Ratio of operating expenses to average
    net assets                                    1.30%
  Ratio of net investment income/(loss)
    to average net assets                         3.71%
  Portfolio turnover rate                          22%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.74%

* Effective April 1, 2001, the Maryland Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Investor B Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.49% to 3.54%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MARYLAND INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR C SHARES                            03/31/03#           03/31/02*#            03/31/01#            03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.84               $11.01               $10.58               $11.07
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.36                 0.35                 0.40                 0.39
  Net realized and unrealized gain/(loss)
    on investments                               0.38                (0.13)                0.43                (0.48)
  Net increase/(decrease) in net asset
    value from operations                        0.74                 0.22                 0.83                (0.09)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.36)               (0.39)               (0.40)               (0.39)
  Distributions from net realized capital
    gains                                         --                   --                   --                 (0.01)
  Total dividends and distributions             (0.36)               (0.39)               (0.40)               (0.40)
  Net asset value, end of year                  $11.22               $10.84               $11.01               $10.58
  TOTAL RETURN++                                 6.88%                1.98%                8.01%               (0.82)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $2,776               $1,454                $301                 $335
  Ratio of operating expenses to average
    net assets                                 1.50%(a)             1.50%(a)               1.50%                1.50%
  Ratio of net investment income/(loss)
    to average net assets                        3.22%                3.54%                3.72%                3.65%
  Portfolio turnover rate                         15%                  16%                  13%                  21%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.72%                1.74%                1.71%                1.76%

                                               YEAR ENDED
  INVESTOR C SHARES                             03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $11.01
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.41
  Net realized and unrealized gain/(loss)
    on investments                                0.06
  Net increase/(decrease) in net asset
    value from operations                         0.47
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.41)
  Distributions from net realized capital
    gains                                          --
  Total dividends and distributions              (0.41)
  Net asset value, end of year                   $11.07
  TOTAL RETURN++                                  4.31%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)              $561
  Ratio of operating expenses to average
    net assets                                    1.32%
  Ratio of net investment income/(loss)
    to average net assets                         3.69%
  Portfolio turnover rate                          22%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.74%

* Effective April 1, 2001, the Maryland Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Investor C Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.49% to 3.54%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS NORTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR A SHARES                            03/31/03#           03/31/02*#            03/31/01#            03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.44               $10.58               $10.21               $10.71
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.44                 0.46                 0.47                 0.46
  Net realized and unrealized gain/(loss)
    on investments                               0.41                (0.14)                0.36                (0.48)
  Net increase/(decrease) in net asset
    value from operations                        0.85                 0.32                 0.83                (0.02)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.44)               (0.46)               (0.46)               (0.46)
  Distributions from net realized capital
    gains                                         --                   --                   --                 (0.02)
  Total dividends and distributions             (0.44)               (0.46)               (0.46)               (0.48)
  Net asset value, end of year                  $10.85               $10.44               $10.58               $10.21
  TOTAL RETURN++                                 8.21%                3.04%                8.34%               (0.18)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $23,677              $11,975              $10,332              $9,684
  Ratio of operating expenses to average
    net assets                                   0.75%              0.75%(a)             0.75%(a)             0.73%(a)
  Ratio of net investment income/(loss)
    to average net assets                        4.05%                4.33%                4.46%                4.44%
  Portfolio turnover rate                         9%                   13%                  19%                  19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.97%                0.99%                0.96%                1.01%

                                               YEAR ENDED
  INVESTOR A SHARES                             03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.70
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.47
  Net realized and unrealized gain/(loss)
    on investments                                0.04
  Net increase/(decrease) in net asset
    value from operations                         0.51
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.47)
  Distributions from net realized capital
    gains                                        (0.03)
  Total dividends and distributions              (0.50)
  Net asset value, end of year                   $10.71
  TOTAL RETURN++                                  4.82%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $10,099
  Ratio of operating expenses to average
    net assets                                    0.70%
  Ratio of net investment income/(loss)
    to average net assets                         4.37%
  Portfolio turnover rate                          16%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.96%

* Effective April 1, 2001, the North Carolina Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Investor A Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.23% to 4.33%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS NORTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR B SHARES                            03/31/03#           03/31/02*#            03/31/01#            03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.43               $10.58               $10.21               $10.71
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.36                 0.38                 0.38                 0.39
  Net realized and unrealized gain/(loss)
    on investments                               0.42                (0.15)                0.37                (0.48)
  Net increase/(decrease) in net asset
    value from operations                        0.78                 0.23                 0.75                (0.09)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.36)               (0.38)               (0.38)               (0.39)
  Distributions from net realized capital
    gains                                         --                   --                   --                 (0.02)
  Total dividends and distributions             (0.36)               (0.38)               (0.38)               (0.41)
  Net asset value, end of year                  $10.85               $10.43               $10.58               $10.21
  TOTAL RETURN++                                 7.51%                2.17%                7.54%               (0.87)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $18,414              $5,917               $5,261               $5,212
  Ratio of operating expenses to average
    net assets                                   1.50%              1.50%(a)             1.50%(a)             1.41%(a)
  Ratio of net investment income/(loss)
    to average net assets                        3.30%                3.58%                3.71%                3.76%
  Portfolio turnover rate                         9%                   13%                  19%                  19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.72%                1.74%                1.71%                1.76%

                                               YEAR ENDED
  INVESTOR B SHARES                             03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.70
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.40
  Net realized and unrealized gain/(loss)
    on investments                                0.04
  Net increase/(decrease) in net asset
    value from operations                         0.44
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.40)
  Distributions from net realized capital
    gains                                        (0.03)
  Total dividends and distributions              (0.43)
  Net asset value, end of year                   $10.71
  TOTAL RETURN++                                  4.20%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $6,671
  Ratio of operating expenses to average
    net assets                                    1.30%
  Ratio of net investment income/(loss)
    to average net assets                         3.77%
  Portfolio turnover rate                          16%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.71%

* Effective April 1, 2001, the North Carolina Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Investor B Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.48% to 3.58%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS NORTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR C SHARES                            03/31/03#           03/31/02*#            03/31/01#            03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.44               $10.58               $10.21               $10.71
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.36                 0.34                 0.39                 0.38
  Net realized and unrealized gain/(loss)
    on investments                               0.41                (0.10)                0.36                (0.48)
  Net increase/(decrease) in net asset
    value from operations                        0.77                 0.24                 0.75                (0.10)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.36)               (0.38)               (0.38)               (0.38)
  Distributions from net realized capital
    gains                                         --                   --                   --                 (0.02)
  Total dividends and distributions             (0.36)               (0.38)               (0.38)               (0.40)
  Net asset value, end of year                  $10.85               $10.44               $10.58               $10.21
  TOTAL RETURN++                                 7.40%                2.25%                7.54%               (0.95)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $1,585                $734                  $79                  $88
  Ratio of operating expenses to average
    net assets                                   1.50%              1.50%(a)             1.50%(a)             1.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                        3.30%                3.58%                3.71%                3.67%
  Portfolio turnover rate                         9%                   13%                  19%                  19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.72%                1.74%                1.71%                1.76%

                                               YEAR ENDED
  INVESTOR C SHARES                             03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.70
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.42
  Net realized and unrealized gain/(loss)
    on investments                                0.02
  Net increase/(decrease) in net asset
    value from operations                         0.44
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.40)
  Distributions from net realized capital
    gains                                        (0.03)
  Total dividends and distributions              (0.43)
  Net asset value, end of year                   $10.71
  TOTAL RETURN++                                  4.18%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)              $109
  Ratio of operating expenses to average
    net assets                                    1.31%
  Ratio of net investment income/(loss)
    to average net assets                         3.76%
  Portfolio turnover rate                          16%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.71%

* Effective April 1, 2001, the North Carolina Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Investor C Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.48% to 3.58%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS SOUTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR A SHARES                            03/31/03#           03/31/02*#            03/31/01#            03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.50               $10.64               $10.27               $10.79
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.46                 0.50                 0.49                 0.49
  Net realized and unrealized gain/(loss)
    on investments                               0.24                (0.14)                0.37                (0.51)
  Net increase/(decrease) in net asset
    value from operations                        0.70                 0.36                 0.86                (0.02)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.47)               (0.50)               (0.49)               (0.49)
  Distributions from net realized capital
    gains                                      (0.00)##                --                   --                 (0.01)
  Total dividends and distributions             (0.47)               (0.50)               (0.49)               (0.50)
  Net asset value, end of year                  $10.73               $10.50               $10.64               $10.27
  TOTAL RETURN++                                 6.79%                3.39%                8.58%               (0.14)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $29,186              $17,791              $18,420              $17,396
  Ratio of operating expenses to average
    net assets                                 0.75%(a)             0.75%(a)             0.75%(a)             0.73%(a)
  Ratio of net investment income/(loss)
    to average net assets                        4.39%                4.67%                4.70%                4.65%
  Portfolio turnover rate                         24%                  8%                   9%                   14%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.96%                0.98%                0.95%                0.99%

                                               YEAR ENDED
  INVESTOR A SHARES                             03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.79
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.49
  Net realized and unrealized gain/(loss)
    on investments                                0.04
  Net increase/(decrease) in net asset
    value from operations                         0.53
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.49)
  Distributions from net realized capital
    gains                                        (0.04)
  Total dividends and distributions              (0.53)
  Net asset value, end of year                   $10.79
  TOTAL RETURN++                                  5.01%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $18,729
  Ratio of operating expenses to average
    net assets                                  0.70%(a)
  Ratio of net investment income/(loss)
    to average net assets                         4.55%
  Portfolio turnover rate                          9%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.94%

* Effective April 1, 2001, the South Carolina Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Investor A Shares -- increase net investment income per share by $0.02, decrease net realized and unrealized gains or losses per share by $0.02 and increase the ratio of net investment income to average net assets from 4.53% to 4.67%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS SOUTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR B SHARES                            03/31/03#           03/31/02*#            03/31/01#            03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.50               $10.64               $10.27               $10.79
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.40                 0.42                 0.41                 0.41
  Net realized and unrealized gain/(loss)
    on investments                               0.22                (0.14)                0.37                (0.51)
  Net increase/(decrease) in net asset
    value from operations                        0.62                 0.28                 0.78                (0.10)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.39)               (0.42)               (0.41)               (0.41)
  Distributions from net realized capital
    gains                                      (0.00)##                --                   --                 (0.01)
  Total dividends and distributions             (0.39)               (0.42)               (0.41)               (0.42)
  Net asset value, end of year                  $10.73               $10.50               $10.64               $10.27
  TOTAL RETURN++                                 6.00%                2.62%                7.78%               (0.82)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $11,892              $7,797               $7,083               $7,310
  Ratio of operating expenses to average
    net assets                                 1.50%(a)             1.50%(a)             1.50%(a)             1.41%(a)
  Ratio of net investment income/(loss)
    to average net assets                        3.64%                3.92%                3.95%                3.97%
  Portfolio turnover rate                         24%                  8%                   9%                   14%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.71%                1.73%                1.70%                1.74%

                                               YEAR ENDED
  INVESTOR B SHARES                             03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.79
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.43
  Net realized and unrealized gain/(loss)
    on investments                                0.04
  Net increase/(decrease) in net asset
    value from operations                         0.47
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.43)
  Distributions from net realized capital
    gains                                        (0.04)
  Total dividends and distributions              (0.47)
  Net asset value, end of year                   $10.79
  TOTAL RETURN++                                  4.39%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $8,542
  Ratio of operating expenses to average
    net assets                                  1.30%(a)
  Ratio of net investment income/(loss)
    to average net assets                         3.95%
  Portfolio turnover rate                          9%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.69%

* Effective April 1, 2001, the South Carolina Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Investor B Shares -- increase net investment income per share by $0.02, decrease net realized and unrealized gains or losses per share by $0.02 and increase the ratio of net investment income to average net assets from 3.78% to 3.92%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS SOUTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR C SHARES                            03/31/03#           03/31/02*#            03/31/01#            03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.51               $10.64               $10.27               $10.79
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.38                 0.41                 0.41                 0.40
  Net realized and unrealized gain/(loss)
    on investments                               0.24                (0.12)                0.37                (0.51)
  Net increase/(decrease) in net asset
    value from operations                        0.62                 0.29                 0.78                (0.11)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.39)               (0.42)               (0.41)               (0.40)
  Distributions from net realized capital
    gains                                      (0.00)##                --                   --                 (0.01)
  Total dividends and distributions             (0.39)               (0.42)               (0.41)               (0.41)
  Net asset value, end of year                  $10.74               $10.51               $10.64               $10.27
  TOTAL RETURN++                                 5.98%                2.71%                7.78%               (0.91)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $9,997               $3,713               $2,175               $2,755
  Ratio of operating expenses to average
    net assets                                 1.50%(a)             1.50%(a)             1.50%(a)             1.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                        3.64%                3.92%                3.95%                3.88%
  Portfolio turnover rate                         24%                  8%                   9%                   14%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.71%                1.73%                1.70%                1.74%

                                               YEAR ENDED
  INVESTOR C SHARES                             03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.79
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.42
  Net realized and unrealized gain/(loss)
    on investments                                0.04
  Net increase/(decrease) in net asset
    value from operations                         0.46
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.42)
  Distributions from net realized capital
    gains                                        (0.04)
  Total dividends and distributions              (0.46)
  Net asset value, end of year                   $10.79
  TOTAL RETURN++                                  4.36%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $3,102
  Ratio of operating expenses to average
    net assets                                  1.32%(a)
  Ratio of net investment income/(loss)
    to average net assets                         3.93%
  Portfolio turnover rate                          9%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.69%

* Effective April 1, 2001, the South Carolina Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Investor C Shares -- increase net investment income per share by $0.02, decrease net realized and unrealized gains or losses per share by $0.02 and increase the ratio of net investment income to average net assets from 3.78% to 3.92%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TENNESSEE INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR A SHARES                            03/31/03#           03/31/02*#            03/31/01#            03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.25               $10.35                $9.91               $10.46
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.42                 0.43                 0.45                 0.44
  Net realized and unrealized gain/(loss)
    on investments                               0.43                (0.09)                0.44                (0.54)
  Net increase/(decrease) in net asset
    value from operations                        0.85                 0.34                 0.89                (0.10)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.42)               (0.44)               (0.45)               (0.44)
  Distributions from net realized capital
    gains                                         --                   --                   --                 (0.01)
  Total dividends and distributions             (0.42)               (0.44)               (0.45)               (0.45)
  Net asset value, end of year                  $10.68               $10.25               $10.35                $9.91
  TOTAL RETURN++                                 8.38%                3.28%                9.25%               (0.90)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $15,572              $9,955               $7,945               $7,810
  Ratio of operating expenses to average
    net assets                                 0.75%(a)               0.75%              0.75%(a)             0.73%(a)
  Ratio of net investment income/(loss)
    to average net assets                        3.93%                4.20%                4.52%                4.39%
  Portfolio turnover rate                         16%                  0%                   10%                  49%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.09%                1.18%                1.09%                1.19%

                                               YEAR ENDED
  INVESTOR A SHARES                             03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.40
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.45
  Net realized and unrealized gain/(loss)
    on investments                                0.06
  Net increase/(decrease) in net asset
    value from operations                         0.51
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.45)
  Distributions from net realized capital
    gains                                          --
  Total dividends and distributions              (0.45)
  Net asset value, end of year                   $10.46
  TOTAL RETURN++                                  4.97%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $9,242
  Ratio of operating expenses to average
    net assets                                    0.70%
  Ratio of net investment income/(loss)
    to average net assets                         4.28%
  Portfolio turnover rate                          22%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.10%

* Effective April 1, 2001, the Tennessee Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Investor A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.19% to 4.20%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TENNESSEE INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR B SHARES                            03/31/03#           03/31/02*#            03/31/01#            03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.26               $10.35                $9.91               $10.46
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.34                 0.36                 0.38                 0.38
  Net realized and unrealized gain/(loss)
    on investments                               0.42                (0.09)                0.44                (0.54)
  Net increase/(decrease) in net asset
    value from operations                        0.76                 0.27                 0.82                (0.16)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.34)               (0.36)               (0.38)               (0.38)
  Distributions from net realized capital
    gains                                         --                   --                   --                 (0.01)
  Total dividends and distributions             (0.34)               (0.36)               (0.38)               (0.39)
  Net asset value, end of year                  $10.68               $10.26               $10.35                $9.91
  TOTAL RETURN++                                 7.46%                2.61%                8.44%               (1.58)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $4,439               $1,351               $1,448               $1,783
  Ratio of operating expenses to average
    net assets                                 1.50%(a)               1.50%              1.50%(a)             1.41%(a)
  Ratio of net investment income/(loss)
    to average net assets                        3.18%                3.45%                3.77%                3.71%
  Portfolio turnover rate                         16%                  0%                   10%                  49%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.84%                1.93%                1.84%                1.94%

                                               YEAR ENDED
  INVESTOR B SHARES                             03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.40
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.38
  Net realized and unrealized gain/(loss)
    on investments                                0.06
  Net increase/(decrease) in net asset
    value from operations                         0.44
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.38)
  Distributions from net realized capital
    gains                                          --
  Total dividends and distributions              (0.38)
  Net asset value, end of year                   $10.46
  TOTAL RETURN++                                  4.34%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $3,007
  Ratio of operating expenses to average
    net assets                                    1.30%
  Ratio of net investment income/(loss)
    to average net assets                         3.68%
  Portfolio turnover rate                          22%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.85%

* Effective April 1, 2001, the Tennessee Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Investor B Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.44% to 3.45%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TENNESSEE INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR C SHARES                            03/31/03#           03/31/02*#            03/31/01#            03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.21               $10.31                $9.87               $10.45
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.34                 0.30                 0.42                 0.39
  Net realized and unrealized gain/(loss)
    on investments                               0.42                (0.04)                0.40                (0.57)
  Net increase/(decrease) in net asset
    value from operations                        0.76                 0.26                 0.82                (0.18)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.34)               (0.36)               (0.38)               (0.39)
  Distributions from net realized capital
    gains                                         --                   --                   --                 (0.01)
  Total dividends and distributions             (0.34)               (0.36)               (0.38)               (0.40)
  Net asset value, end of year                  $10.63               $10.21               $10.31                $9.87
  TOTAL RETURN++                                 7.49%                2.52%                8.46%               (1.96)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $1,391                $322                  $3                   $3
  Ratio of operating expenses to average
    net assets                                 1.50%(a)               1.50%              1.50%(a)             1.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                        3.18%                3.45%                3.77%                3.62%
  Portfolio turnover rate                         16%                  0%                   10%                  49%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.84%                1.93%                1.84%                1.94%

                                               YEAR ENDED
  INVESTOR C SHARES                             03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.40
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.39
  Net realized and unrealized gain/(loss)
    on investments                                0.05
  Net increase/(decrease) in net asset
    value from operations                         0.44
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.39)
  Distributions from net realized capital
    gains                                          --
  Total dividends and distributions              (0.39)
  Net asset value, end of year                   $10.45
  TOTAL RETURN++                                  4.28%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)               $33
  Ratio of operating expenses to average
    net assets                                    1.11%
  Ratio of net investment income/(loss)
    to average net assets                         3.87%
  Portfolio turnover rate                          22%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.85%

* Effective April 1, 2001, the Tennessee Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Investor C Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.44% to 3.45%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TEXAS INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR A SHARES                            03/31/03#           03/31/02*#            03/31/01             03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.19               $10.35               $10.00               $10.48
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.45                 0.48                 0.48                 0.47
  Net realized and unrealized gain/(loss)
    on investments                               0.31                (0.16)                0.35                (0.48)
  Net increase/(decrease) in net asset
    value from operations                        0.76                 0.32                 0.83                (0.01)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.45)               (0.48)               (0.48)               (0.47)
  Distributions from net realized capital
    gains                                         --                   --                   --                (0.00)##
  Total dividends and distributions             (0.45)               (0.48)               (0.48)               (0.47)
  Net asset value, end of year                  $10.50               $10.19               $10.35               $10.00
  TOTAL RETURN++                                 7.55%                3.10%                8.52%               (0.06)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $8,665               $4,813               $4,346               $6,075
  Ratio of operating expenses to average
    net assets                                 0.75%(a)             0.75%(a)             0.75%(a)             0.73%(a)
  Ratio of net investment income/(loss)
    to average net assets                        4.29%                4.62%                4.75%                4.61%
  Portfolio turnover rate                         29%                  5%                   6%                   33%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.96%                0.97%                0.95%                0.97%

                                               YEAR ENDED
  INVESTOR A SHARES                             03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.50
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.47
  Net realized and unrealized gain/(loss)
    on investments                                0.02
  Net increase/(decrease) in net asset
    value from operations                         0.49
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.47)
  Distributions from net realized capital
    gains                                        (0.04)
  Total dividends and distributions              (0.51)
  Net asset value, end of year                   $10.48
  TOTAL RETURN++                                  4.77%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $6,909
  Ratio of operating expenses to average
    net assets                                    0.70%
  Ratio of net investment income/(loss)
    to average net assets                         4.46%
  Portfolio turnover rate                          22%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.93%

* Effective April 1, 2001, the Texas Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Investor A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.59% to 4.62%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TEXAS INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR B SHARES                            03/31/03#           03/31/02*#            03/31/01             03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.19               $10.35               $10.00               $10.48
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.37                 0.40                 0.40                 0.40
  Net realized and unrealized gain/(loss)
    on investments                               0.32                (0.16)                0.35                (0.48)
  Net increase/(decrease) in net asset
    value from operations                        0.69                 0.24                 0.75                (0.08)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.37)               (0.40)               (0.40)               (0.40)
  Distributions from net realized capital
    gains                                         --                   --                   --                (0.00)##
  Total dividends and distributions             (0.37)               (0.40)               (0.40)               (0.40)
  Net asset value, end of year                  $10.51               $10.19               $10.35               $10.00
  TOTAL RETURN++                                 6.85%                2.33%                7.71%               (0.74)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $5,166               $2,021               $2,145               $2,005
  Ratio of operating expenses to average
    net assets                                 1.50%(a)             1.50%(a)             1.50%(a)             1.42%(a)
  Ratio of net investment income/(loss)
    to average net assets                        3.54%                3.87%                4.00%                3.92%
  Portfolio turnover rate                         29%                  5%                   6%                   33%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.71%                1.72%                1.70%                1.72%

                                               YEAR ENDED
  INVESTOR B SHARES                             03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.50
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.41
  Net realized and unrealized gain/(loss)
    on investments                                0.02
  Net increase/(decrease) in net asset
    value from operations                         0.43
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.41)
  Distributions from net realized capital
    gains                                        (0.04)
  Total dividends and distributions              (0.45)
  Net asset value, end of year                   $10.48
  TOTAL RETURN++                                  4.15%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $2,137
  Ratio of operating expenses to average
    net assets                                    1.30%
  Ratio of net investment income/(loss)
    to average net assets                         3.86%
  Portfolio turnover rate                          22%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.68%

* Effective April 1, 2001, the Texas Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Investor B Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.84% to 3.87%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TEXAS INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR C SHARES                            03/31/03#           03/31/02*#            03/31/01             03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.18               $10.35               $10.00               $10.48
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.37                 0.24                 0.40                 0.38
  Net realized and unrealized gain/(loss)
    on investments                               0.32                (0.02)                0.35                (0.48)
  Net increase/(decrease) in net asset
    value from operations                        0.69                 0.22                 0.75                (0.10)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.37)               (0.39)               (0.40)               (0.38)
  Distributions from net realized capital
    gains                                         --                   --                   --                (0.00)##
  Total dividends and distributions             (0.37)               (0.39)               (0.40)               (0.38)
  Net asset value, end of year                  $10.50               $10.18               $10.35               $10.00
  TOTAL RETURN++                                 6.84%                2.16%                7.69%               (0.86)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)              $85                  $58                  $3                   $3
  Ratio of operating expenses to average
    net assets                                 1.50%(a)             1.50%(a)             1.50%(a)             1.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                        3.54%                3.87%                4.00%                3.84%
  Portfolio turnover rate                         29%                  5%                   6%                   33%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.71%                1.72%                1.70%                1.72%

                                               YEAR ENDED
  INVESTOR C SHARES                             03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.50
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.40
  Net realized and unrealized gain/(loss)
    on investments                                0.02
  Net increase/(decrease) in net asset
    value from operations                         0.42
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.40)
  Distributions from net realized capital
    gains                                        (0.04)
  Total dividends and distributions              (0.44)
  Net asset value, end of year                   $10.48
  TOTAL RETURN++                                  4.14%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)               $3
  Ratio of operating expenses to average
    net assets                                    1.33%
  Ratio of net investment income/(loss)
    to average net assets                         3.83%
  Portfolio turnover rate                          22%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.68%

* Effective April 1, 2001, the Texas Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Investor C Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.84% to 3.87%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS VIRGINIA INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR A SHARES                            03/31/03#           03/31/02*#            03/31/01#            03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.79               $10.92               $10.51               $10.98
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.46                 0.47                 0.48                 0.47
  Net realized and unrealized gain/(loss)
    on investments                               0.38                (0.13)                0.41                (0.47)
  Net increase/(decrease) in net asset
    value from operations                        0.84                 0.34                 0.89                  --
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.45)               (0.47)               (0.48)               (0.47)
  Distributions from net realized capital
    gains                                         --                   --                   --                (0.00)##
  Total dividends and distributions             (0.45)               (0.47)               (0.48)               (0.47)
  Net asset value, end of year                  $11.18               $10.79               $10.92               $10.51
  TOTAL RETURN++                                 7.95%                3.18%                8.65%                0.06%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $57,088              $45,678              $43,655              $46,663
  Ratio of operating expenses to average
    net assets                                 0.75%(a)             0.75%(a)               0.75%              0.73%(a)
  Ratio of net investment income/(loss)
    to average net assets                        4.11%                4.33%                4.48%                4.43%
  Portfolio turnover rate                         7%                   10%                  9%                   23%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.95%                0.97%                0.95%                0.98%

                                               YEAR ENDED
  INVESTOR A SHARES                             03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.92
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.47
  Net realized and unrealized gain/(loss)
    on investments                                0.07
  Net increase/(decrease) in net asset
    value from operations                         0.54
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.48)
  Distributions from net realized capital
    gains                                          --
  Total dividends and distributions              (0.48)
  Net asset value, end of year                   $10.98
  TOTAL RETURN++                                  5.00%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $56,733
  Ratio of operating expenses to average
    net assets                                  0.70%(a)
  Ratio of net investment income/(loss)
    to average net assets                         4.34%
  Portfolio turnover rate                          5%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.95%

* Effective April 1, 2001, the Virginia intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Investor A Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.24% to 4.33%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS VIRGINIA INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR B SHARES                            03/31/03#           03/31/02*#            03/31/01#            03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.79               $10.92               $10.51               $10.98
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.37                 0.39                 0.40                 0.40
  Net realized and unrealized gain/(loss)
    on investments                               0.39                (0.13)                0.41                (0.47)
  Net increase/(decrease) in net asset
    value from operations                        0.76                 0.26                 0.81                (0.07)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.37)               (0.39)               (0.40)               (0.40)
  Distributions from net realized capital
    gains                                         --                   --                   --                (0.00)##
  Total dividends and distributions             (0.37)               (0.39)               (0.40)               (0.40)
  Net asset value, end of year                  $11.18               $10.79               $10.92               $10.51
  TOTAL RETURN++                                 7.14%                2.40%                7.85%               (0.63)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $17,337              $8,987               $8,859               $9,073
  Ratio of operating expenses to average
    net assets                                 1.50%(a)             1.50%(a)               1.50%              1.41%(a)
  Ratio of net investment income/(loss)
    to average net assets                        3.36%                3.58%                3.73%                3.75%
  Portfolio turnover rate                         7%                   10%                  9%                   23%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.70%                1.72%                1.70%                1.73%

                                               YEAR ENDED
  INVESTOR B SHARES                             03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.92
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.41
  Net realized and unrealized gain/(loss)
    on investments                                0.06
  Net increase/(decrease) in net asset
    value from operations                         0.47
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.41)
  Distributions from net realized capital
    gains                                          --
  Total dividends and distributions              (0.41)
  Net asset value, end of year                   $10.98
  TOTAL RETURN++                                  4.38%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $10,296
  Ratio of operating expenses to average
    net assets                                  1.30%(a)
  Ratio of net investment income/(loss)
    to average net assets                         3.74%
  Portfolio turnover rate                          5%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.70%

* Effective April 1, 2001, the Virginia Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Investor B Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.49% to 3.58%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS VIRGINIA INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR C SHARES                            03/31/03#           03/31/02*#            03/31/01#            03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.79               $10.92               $10.51               $10.98
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.37                 0.39                 0.40                 0.39
  Net realized and unrealized gain/(loss)
    on investments                               0.39                (0.13)                0.41                (0.47)
  Net increase/(decrease) in net asset
    value from operations                        0.76                 0.26                 0.81                (0.08)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.37)               (0.39)               (0.40)               (0.39)
  Distributions from net realized capital
    gains                                         --                   --                   --                (0.00)##
  Total dividends and distributions             (0.37)               (0.39)               (0.40)               (0.39)
  Net asset value, end of year                  $11.18               $10.79               $10.92               $10.51
  TOTAL RETURN++                                 7.14%                2.41%                7.84%               (0.71)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $1,680                $869                 $817                 $759
  Ratio of operating expenses to average
    net assets                                 1.50%(a)             1.50%(a)               1.50%              1.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                        3.36%                3.58%                3.73%                3.66%
  Portfolio turnover rate                         7%                   10%                  9%                   23%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.70%                1.72%                1.70%                1.73%

                                               YEAR ENDED
  INVESTOR C SHARES                             03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.92
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.39
  Net realized and unrealized gain/(loss)
    on investments                                0.08
  Net increase/(decrease) in net asset
    value from operations                         0.47
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.41)
  Distributions from net realized capital
    gains                                          --
  Total dividends and distributions              (0.41)
  Net asset value, end of year                   $10.98
  TOTAL RETURN++                                  4.36%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $1,100
  Ratio of operating expenses to average
    net assets                                  1.34%(a)
  Ratio of net investment income/(loss)
    to average net assets                         3.70%
  Portfolio turnover rate                          5%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.70%

* Effective April 1, 2001, the Virginia Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on the class was:
Investor C Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.49% to 3.58%.
Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

BOND -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).
COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a



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CMO are typically separated into classes, called tranches, based on maturity.
Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB GLOBAL HIGH YIELD INDEX -- the Credit Suisse First Boston Global High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.
DURATION -- a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a



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fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

J.P. MORGAN EMERGING MARKETS BOND INDEX GLOBAL -- an unmanaged index that covers 27 emerging market countries. Included in the index are U.S. dollar-



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denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities. The index will only consider for inclusion emerging markets issues denominated in U.S. dollars, with a minimum current face outstanding of $500 million and at least 2 1/2 years to maturity (at the time each is added to the index). All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN 1-YEAR MUNICIPAL BOND INDEX -- a broad-based, unmanaged index consisting of tax free bonds with maturities greater than 1 year but less than 2 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN 3-YEAR MUNICIPAL BOND INDEX -- a broad-based, unmanaged index of investment grade bonds with maturities of greater than two years and less than four years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN 7-YEAR MUNICIPAL BOND INDEX -- a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN AGGREGATE BOND INDEX -- an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN GOVERNMENT BOND INDEX -- an unmanaged index of government bonds with an average maturity of approximately nine years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN GOVERNMENT/CORPORATE BOND INDEX -- an unmanaged index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN INTERMEDIATE GOVERNMENT CREDIT INDEX -- an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with maturities of 1 to 10 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN MUNICIPAL BOND INDEX -- a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN QUALITY INTERMEDIATE MUNICIPAL INDEX -- a broad-based, unmanaged index consisting of tax free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between 2 and

11 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH 1-3 YEAR TREASURY INDEX -- an unmanaged index of U.S. Treasury bonds with maturities of 1 to 3 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

SALOMON B/BB HIGH YIELD MARKET INDEX -- an unmanaged index that includes U.S. dollar-denominated bonds rated B or BB by a nationally recognized statistical rating organization and issued in the U.S. by entities domiciled in the U.S. and Canada only. The index includes cash pay bonds as well as zero coupon and payment in-kind bonds. It includes registered bonds as well as bonds issued under Rule 144-A. Minimum issue size is $100 million. Issues originally investment grade but subsequently downgraded to non-investment grade are included immediately. For issuers with more than one issue of bonds outstanding, all issues are included in the index. The index does not include defaulted bonds. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. TREASURY OBLIGATION -- a debt security issued by the U.S. Treasury.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

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

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

Where to find more information
(QUESTION MARK GRAPHIC)
You'll find more information about Nations Funds State Municipal Bond Funds in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS



      The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Funds and their policies. The
                   SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations
      Funds:

      By telephone: 1.800.321.7854

      By mail:
      NATIONS FUNDS
      C/O BACAP DISTRIBUTORS, LLC
      ONE BANK OF AMERICA PLAZA
      33RD FLOOR
      CHARLOTTE, NC 28255

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:
Nations Funds Trust, 811-09645
SMBPROIX-0803


                                                            (NATIONS FUNDS LOGO)

       International/Global Stock Funds
       -------------------------------------------------------------------------
       Prospectus -- Investor A, B and C Shares
       August 1, 2003
(NATIONS FUNDS LOGO)

GLOBAL STOCK FUND
Nations Global Value Fund

INTERNATIONAL STOCK FUNDS
Nations International Value Fund
Nations International Equity Fund
Nations Marsico International Opportunities Fund


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 64.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Nations Funds International/Global Stock Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions. SUBJECT TO CERTAIN LIMITED EXCEPTIONS, NATIONS INTERNATIONAL VALUE FUND IS NO LONGER ACCEPTING NEW INVESTMENTS FROM CURRENT OR PROSPECTIVE INVESTORS. PLEASE SEE THE FUND'S DESCRIPTION FOR MORE INFORMATION.

ABOUT THE FUNDS

The International Stock Funds invest primarily in equity securities of companies outside the U.S.

The Global Stock Fund invests primarily in equity securities of U.S. and non-U.S. companies.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk. Foreign securities also involve special risks not associated with investing in the U.S. stock market, which you need to be aware of before you invest. There's always the risk that you'll lose money or you may not earn as much as you expect.

CHOOSING THE RIGHT FUNDS FOR YOU

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The International/Global Stock Funds generally focus on long-term growth. They may be suitable for you if:

  - you have longer-term investment goals

  - they're part of a balanced portfolio

  - you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with foreign securities

  - you have short-term investment goals

  - you're looking for a regular stream of income

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BACAP IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. BACAP AND NATIONS FUNDS HAVE ENGAGED SUB-ADVISERS, WHICH ARE RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE FUNDS.




 YOU'LL FIND MORE ABOUT BACAP AND THE SUB-ADVISERS STARTING ON PAGE 30.

--------------------------------------------------------------------------------


NATIONS GLOBAL VALUE FUND                                        4
Sub-adviser: Brandes Investment Partners, LLC
------------------------------------------------------------------
NATIONS INTERNATIONAL VALUE FUND                                10
Sub-adviser: Brandes Investment Partners, LLC
------------------------------------------------------------------
NATIONS INTERNATIONAL EQUITY FUND                               16
Sub-advisers: Marsico Capital Management, LLC, INVESCO
Global Asset Management (N.A.), Inc. and Putnam Investment
Management, LLC
------------------------------------------------------------------
NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND                22
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     28
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       30

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Choosing a share class                                        35
     About Investor A Shares                                    36
        Front-end sales charge                                  36
        Contingent deferred sales charge                        36
     About Investor B Shares                                    37
        Contingent deferred sales charge                        37
     About Investor C Shares                                    38
        Contingent deferred sales charge                        38
     Redemption fees                                            39
     When you might not have to pay a sales charge              39
        or redemption fee
  Buying, selling and exchanging shares                         44
     How orders are processed                                   47
  How selling and servicing agents are paid                     53
  Distributions and taxes                                       55
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            57
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   64
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS GLOBAL VALUE FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

BRANDES INVESTMENT PARTNERS, LLC (BRANDES) IS THIS FUND'S SUB-ADVISER. BRANDES' LARGE CAP INVESTMENT COMMITTEE MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BRANDES ON PAGE 31.

WHAT IS THE GRAHAM AND DODD APPROACH TO INVESTING?

BENJAMIN GRAHAM IS WIDELY REGARDED AS THE FOUNDER OF THIS CLASSIC VALUE APPROACH TO INVESTING AND A PIONEER IN MODERN SECURITY ANALYSIS. IN HIS 1934 BOOK, SECURITY ANALYSIS, CO-WRITTEN BY DAVID DODD, GRAHAM INTRODUCED THE IDEA THAT STOCKS SHOULD BE CHOSEN BY IDENTIFYING THE "TRUE" LONG-TERM -- OR
INTRINSIC -- VALUE OF A COMPANY BASED ON MEASURABLE DATA. BENJAMIN GRAHAM AND DAVID DODD HAVE NEVER HAD ANY AFFILIATION WITH THE FUND.

THE MANAGEMENT TEAM FOLLOWS THIS APPROACH, LOOKING AT EACH STOCK AS THOUGH IT'S A BUSINESS THAT'S FOR SALE. BY BUYING STOCKS AT WHAT IT BELIEVES ARE FAVORABLE PRICES, THE TEAM LOOKS FOR THE POTENTIAL FOR APPRECIATION OVER THE BUSINESS CYCLE, AND FOR A MARGIN OF SAFETY AGAINST PRICE DECLINES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term capital appreciation by investing primarily in equity securities of domestic and foreign issuers, including issuers in emerging markets countries.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund normally invests at least 80% of its assets in equity securities of domestic and foreign companies that have a market capitalization of more than $1 billion at the time of investment and that are believed to be undervalued. The
                   Fund typically invests in at least three countries, including the United States, at any one time.

The Fund primarily invests in equity securities and may, with respect to its foreign investments, invest in the foregoing and/or depositary receipts.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses the "Graham and Dodd" value approach to selecting securities and managing the Fund. The team invests in a company when its current price appears to be below its "true" long-term -- or intrinsic -- value.

The team uses fundamental analysis to determine intrinsic value, and will look at a company's earnings, book value, cash flow, capital structure, and management record, as well as its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

LIMITS ON INVESTMENTS

TO HELP MANAGE RISK, THE FUND HAS CERTAIN LIMITS ON ITS INVESTMENTS. THESE LIMITS APPLY AT THE TIME AN INVESTMENT IS MADE:

  - THE FUND WILL NORMALLY INVEST NO MORE THAN 5% OF ITS ASSETS IN A SINGLE SECURITY.

  - IT MAY NOT INVEST MORE THAN THE GREATER OF:

     - 20% OF ITS ASSETS IN A SINGLE COUNTRY OR INDUSTRY, OR
     - 150% OF THE WEIGHTING OF A SINGLE COUNTRY OR INDUSTRY IN THE MSCI WORLD INDEX (LIMITED TO LESS THAN 25% OF ITS ASSETS IN A SINGLE INDUSTRY, OTHER THAN U.S. GOVERNMENT SECURITIES).
  - IT GENERALLY MAY NOT INVEST MORE THAN 20% OF ITS ASSETS IN EMERGING MARKETS OR DEVELOPING COUNTRIES.

--------------------------------------------------------------------------------


[LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC]         Nations Global Value Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Fund invests in foreign securities, it can be affected by the risks of foreign investing. Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

      - EMERGING MARKETS RISK -- Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluations, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR INFORMATION ABOUT THE PERFORMANCE OF OTHER GLOBAL STOCK ACCOUNTS MANAGED BY BRANDES, SEE HOW THE FUNDS ARE MANAGED.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2002
                ----
               -20.42%



               *Year-to-date return as of June 30, 2003: 16.60%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2002:           13.50%
         WORST: 3RD QUARTER 2002:         -24.15%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002



      The table shows the Fund's Investor A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the MSCI World Index (Morgan Stanley Capital International World Index), an unmanaged index consisting of securities listed on exchanges in the major European and Asian countries, Australia and the U.S. and includes dividends and distributions. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                         LIFE OF
                                                               1 YEAR     FUND*
         INVESTOR A SHARES RETURNS BEFORE TAXES                -24.98%   -14.40%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                       -25.58%   -14.84%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES               -15.30%   -11.56%



         INVESTOR B SHARES RETURNS BEFORE TAXES                -24.85%   -14.05%



         INVESTOR C SHARES RETURNS BEFORE TAXES                -21.82%   -12.01%



         MSCI WORLD INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                                  -19.89%   -18.43%

      *THE INCEPTION DATE OF INVESTOR A SHARES, INVESTOR B SHARES AND INVESTOR C
       SHARES IS APRIL 16, 2001. THE RETURN FOR THE INDEX SHOWN IS FROM THAT
       DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

--------------------------------------------------------------------------------


[PERCENT GRAPHIC]  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                           Investor A   Investor B   Investor C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          5.75%         none         none



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                    none(1)       5.00%(2)     1.00%(3)



         Redemption fee (as a percentage of total
         redemption proceeds)(4)                      2.00%        2.00%        2.00%






         ANNUAL FUND OPERATING EXPENSES(5)
         (Expenses that are deducted from the Fund's assets)



         Management fees                              0.90%        0.90%        0.90%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.50%        0.50%        0.50%
                                                       -------      -------      -------



         Total annual Fund operating expenses(6)      1.65%        2.40%        2.40%
                                                       -------      -------      -------

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The redemption fee may apply to shares purchased after August 1, 2002 that are redeemed (either by selling your shares or exchanging into another Fund) within 90 days of purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

      (5)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 1.65%, 2.40% and 2.40%, respectively, for Investor A, Investor B and Investor C Shares until July 31, 2004. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                       $733    $1,066    $1,422     $2,421



         INVESTOR B SHARES                       $743    $1,048    $1,480     $2,550



         INVESTOR C SHARES                       $343      $748    $1,280     $2,736

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $243     $748     $1,280     $2,550



         INVESTOR C SHARES                       $243     $748     $1,280     $2,736

NATIONS INTERNATIONAL VALUE FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

BACAP IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND BRANDES IS ITS SUB-ADVISER. BRANDES' LARGE CAP INVESTMENT COMMITTEE MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT BRANDES ON PAGE 31.

WHAT IS THE GRAHAM AND DODD APPROACH TO INVESTING?

BENJAMIN GRAHAM IS WIDELY REGARDED AS THE FOUNDER OF THIS CLASSIC VALUE APPROACH TO INVESTING AND A PIONEER IN MODERN SECURITY ANALYSIS. IN HIS 1934 BOOK, SECURITY ANALYSIS, CO-WRITTEN BY DAVID DODD, GRAHAM INTRODUCED THE IDEA THAT STOCKS SHOULD BE CHOSEN BY IDENTIFYING THE "TRUE" LONG-TERM -- OR
INTRINSIC -- VALUE OF A COMPANY BASED ON MEASURABLE DATA. BENJAMIN GRAHAM AND DAVID DODD HAVE NEVER HAD ANY AFFILIATION WITH THE FUND.

THE MANAGEMENT TEAM FOLLOWS THIS APPROACH, LOOKING AT EACH STOCK AS THOUGH IT'S A BUSINESS THAT'S FOR SALE. BY BUYING STOCKS AT WHAT IT BELIEVES ARE FAVORABLE PRICES, THE TEAM LOOKS FOR THE POTENTIAL FOR APPRECIATION OVER THE BUSINESS CYCLE, AND FOR A MARGIN OF SAFETY AGAINST PRICE DECLINES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging markets countries.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations International Value Master
                   Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio normally invests at least 65% of its assets in foreign companies anywhere in the world that have a market capitalization of more than $1 billion at the time of investment. The Master Portfolio typically invests in at least three countries other than the United States at any one time.

The Master Portfolio primarily invests in equity securities either directly or indirectly through closed-end investment companies and depositary receipts.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses the "Graham and Dodd" value approach to selecting securities and managing the Master Portfolio. The team invests in a company when its current price appears to be below its true long-term -- or intrinsic -- value.

The team uses fundamental analysis to determine intrinsic value, and will look at a company's book value, cash flow, capital structure, and management record, as well as its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------

LIMITS ON INVESTMENTS

TO HELP MANAGE RISK, THE FUND HAS CERTAIN LIMITS ON ITS INVESTMENTS. THESE LIMITS APPLY AT THE TIME AN INVESTMENT IS MADE:

  - THE FUND WILL NORMALLY INVEST NO MORE THAN 5% OF ITS ASSETS IN A SINGLE SECURITY.

  - IT MAY NOT INVEST MORE THAN THE GREATER OF:

     - 20% OF ITS ASSETS IN A SINGLE COUNTRY OR INDUSTRY, OR
     - 150% OF THE WEIGHTING OF A SINGLE COUNTRY OR INDUSTRY IN THE MSCI EAFE INDEX (LIMITED TO LESS THAN 25% OF ITS ASSETS IN A SINGLE INDUSTRY, OTHER THAN U.S. GOVERNMENT SECURITIES).
  - IT GENERALLY MAY NOT INVEST MORE THAN 20% OF ITS ASSETS IN EMERGING MARKETS OR DEVELOPING COUNTRIES.




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         SUBJECT TO CERTAIN LIMITED EXCEPTIONS DISCUSSED BELOW, NATIONS INTERNATIONAL
                   VALUE FUND IS NO LONGER ACCEPTING NEW INVESTMENTS FROM CURRENT OR PROSPECTIVE
                   INVESTORS. SHARES OF NATIONS INTERNATIONAL VALUE FUND CURRENTLY MAY ONLY BE
                   PURCHASED THROUGH REINVESTMENT OF DISTRIBUTIONS, BY CERTAIN QUALIFIED RETIREMENT
                   PLANS ON BEHALF OF PLAN PARTICIPANTS, BY INVESTORS WHO PURCHASE SHARES THROUGH
                   ACCOUNTS ESTABLISHED WITH CERTAIN INVESTMENT ADVISERS OR FINANCIAL PLANNERS,
                   INCLUDING CERTAIN WRAP FEE ACCOUNTS, AND BY INVESTORS WHO PURCHASE SHARES
                   THROUGH AN ACCOUNT ESTABLISHED WITH A SELLING AGENT THAT HAS AVAILABLE
                   PURCHASING CAPACITY BASED ON POLICIES ESTABLISHED BY THE FUND.

      Nations International Value Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

      - EMERGING MARKETS RISK -- Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluations, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1996     1997     1998     1999     2000     2001     2002
                ----     ----     ----     ----     ----     ----     ----
               15.32%   20.38%   11.82%   52.43%    2.94%   -11.99%  -17.80%



               *Year-to-date return as of June 30, 2003: 14.29%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1999:           24.15%
         WORST: 3RD QUARTER 2002:         -21.66%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002



      The table shows the Fund's Investor A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia and Far East Index), an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern Markets. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                        1 YEAR    5 YEARS    FUND*
         INVESTOR A SHARES RETURNS BEFORE TAXES         -22.52%    3.65%     7.42%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                -22.95%    1.92%     5.94%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES        -13.77%    2.41%     5.62%



         INVESTOR B SHARES RETURNS BEFORE TAXES         -22.46%     --       0.88%



         INVESTOR C SHARES RETURNS BEFORE TAXES         -19.18%     --       3.53%



         MSCI EAFE INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                     -15.94%   -2.89%    -1.00%

      *THE INCEPTION DATES OF INVESTOR A SHARES, INVESTOR B SHARES AND INVESTOR
       C SHARES ARE DECEMBER 27, 1995, MAY 22, 1998 AND JUNE 15, 1998, RESPECTIVELY. THE RETURN FOR THE INDEX SHOWN IS FROM INCEPTION OF INVESTOR A SHARES.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                           Investor A   Investor B   Investor C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          5.75%         none         none



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                    none(1)       5.00%(2)     1.00%(3)



         Redemption fee (as a percentage of total
         redemption proceeds)(4)                      2.00%        2.00%        2.00%



         ANNUAL FUND OPERATING EXPENSES(5)
         (Expenses that are deducted from the Fund's assets)(6)



         Management fees                              0.90%        0.90%        0.90%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.33%        0.33%        0.33%
                                                       -------      -------      -------



         Total annual Fund operating expenses         1.48%        2.23%        2.23%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The redemption fee may apply to shares purchased after August 1, 2002 that are redeemed (either by selling your shares or exchanging into another Fund) within 90 days of purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

      (5)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (6)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                       $717    $1,017    $1,338     $2,245



         INVESTOR B SHARES                       $726      $997    $1,395     $2,376



         INVESTOR C SHARES                       $326      $697    $1,195     $2,565

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $226     $697     $1,195     $2,376



         INVESTOR C SHARES                       $226     $697     $1,195     $2,565

NATIONS INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISERS

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

BACAP IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER. THE MASTER PORTFOLIO IS A "MULTI-MANAGER" FUND, WHICH MEANS THAT IT'S MANAGED BY MORE THAN ONE SUB-ADVISER. MARSICO CAPITAL MANAGEMENT, LLC (MARSICO CAPITAL), INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC. (INVESCO) AND PUTNAM INVESTMENT MANAGEMENT, LLC (PUTNAM) EACH MANAGE APPROXIMATELY ONE-THIRD OF THE ASSETS OF THE MASTER PORTFOLIO. JAMES
G. GENDELMAN OF MARSICO CAPITAL, INVESCO'S INTERNATIONAL EQUITY PORTFOLIO MANAGEMENT TEAM AND PUTNAM'S CORE INTERNATIONAL EQUITY GROUP MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THEIR PORTIONS OF THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT INVESCO, PUTNAM, MARSICO CAPITAL AND MR. GENDELMAN ON PAGE 33.

WHY INVEST IN AN INTERNATIONAL STOCK FUND?

INTERNATIONAL STOCK FUNDS INVEST IN A DIVERSIFIED PORTFOLIO OF COMPANIES LOCATED IN MARKETS THROUGHOUT THE WORLD. THESE COMPANIES CAN OFFER INVESTMENT OPPORTUNITIES THAT ARE NOT AVAILABLE IN THE UNITED STATES. INVESTING INTERNATIONALLY ALSO INVOLVES SPECIAL RISKS NOT ASSOCIATED WITH INVESTING IN THE U.S. STOCK MARKET.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations International Equity Master
                   Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in equity securities of established companies located in at least three countries other than the United States. The investment managers select countries, including emerging market or developing countries, and companies they believe have the potential for growth.

The Master Portfolio primarily invests in equity securities which may include equity interests in foreign investment funds or trusts, convertible securities, real estate investment trust securities and depositary receipts.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The Master Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

The Master Portfolio is a "multi-manager" fund. It has three different investment managers. Each is responsible for managing approximately one-third of the Master Portfolio's assets. The managers all have different, but complementary, investment styles:

  - Marsico Capital combines "top-down" allocation among sectors and regions around the world with a "bottom-up" analysis that focuses on investing in securities with earnings growth potential that may not be realized by other investors.

  - INVESCO uses a "bottom-up" approach, and favors well-established companies with above average financial strength and sustainable growth.

  - Putnam is a "core manager," focusing on stable, long-term investments, rather than growth or value stocks. It combines "bottom-up" stock selection with "top-down" country allocation.

The multi-manager strategy is based on the belief that having more than one manager may result in better performance and more stable returns over time.

A manager may sell a security when its price reaches a target set by the manager, if the company's growth prospects are deteriorating, when the manager believes other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations International Equity Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- The managers choose stocks they believe have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as expected, or will fall. There is also a risk that the Fund's multi-manager strategy may not result in better performance or more stable returns.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FUTURES RISK -- This Master Portfolio may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

EFFECTIVE JANUARY 15, 2002, MARSICO CAPITAL REPLACED GARTMORE GLOBAL PARTNERS (GARTMORE) AS CO-INVESTMENT SUB-ADVISER FOR A PORTION OF THE MASTER PORTFOLIO'S ASSETS. MARSICO CAPITAL HAS A DIFFERENT INVESTMENT STYLE THAN GARTMORE.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               26.90%    2.21%    8.21%    8.14%    1.04%   16.40%   39.13%   -15.33%  -20.84%  -13.99%



               *Year-to-date return as of June 30, 2003: 8.48%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1999:           28.40%
         WORST: 3RD QUARTER 2002:         -19.15%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002



      The table shows the Fund's Investor A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia and Far East Index), an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern Markets. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                               1 YEAR    5 YEARS   10 YEARS    FUND*
         INVESTOR A SHARES RETURNS BEFORE
           TAXES                               -18.92%   -2.52%     3.04%      1.98%



         INVESTOR A SHARES RETURNS AFTER
           TAXES ON DISTRIBUTIONS              -19.04%   -4.35%     1.76%      0.75%



         INVESTOR A SHARES RETURNS AFTER
           TAXES ON DISTRIBUTIONS AND SALE OF
           FUND SHARES                         -11.61%   -2.17%     2.29%      1.41%



         INVESTOR B SHARES RETURNS BEFORE
           TAXES                               -19.63%   -2.65%      --        1.74%



         INVESTOR C SHARES RETURNS BEFORE
           TAXES                               -16.18%   -2.38%     2.79%      1.97%



         MSCI EAFE INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                              -15.94%   -2.89%     4.00%      3.07%

      *THE INCEPTION DATES OF INVESTOR A SHARES, INVESTOR B SHARES AND INVESTOR
       C SHARES ARE JUNE 3, 1992, JUNE 7, 1993 AND JUNE 17, 1992, RESPECTIVELY. THE RETURN FOR THE INDEX SHOWN IS FROM INCEPTION OF INVESTOR A SHARES.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                           Investor A   Investor B   Investor C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          5.75%         none         none



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                    none(1)       5.00%(2)     1.00%(3)



         Redemption fee (as a percentage of total
         redemption proceeds)(4)                      2.00%        2.00%        2.00%



         ANNUAL FUND OPERATING EXPENSES(5)
         (Expenses that are deducted from the Fund's assets)(6)



         Management fees                              0.80%        0.80%        0.80%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.38%        0.38%        0.38%
                                                       -------      -------      -------



         Total annual Fund operating expenses         1.43%        2.18%        2.18%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The redemption fee may apply to shares purchased after August 1, 2002 that are redeemed (either by selling your shares or exchanging into another Fund) within 90 days of purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

      (5)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (6)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                       $712    $1,002    $1,313     $2,193



         INVESTOR B SHARES                       $721     $982     $1,369     $2,323



         INVESTOR C SHARES                       $321     $682     $1,169     $2,513

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $221     $682     $1,169     $2,323



         INVESTOR C SHARES                       $221     $682     $1,169     $2,513

NATIONS MARSICO INTERNATIONAL OPPORTUNITIES
FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

BACAP IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. JAMES G. GENDELMAN IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND JAMES GENDELMAN ON PAGE 33.

WHAT IS AN INTERNATIONAL FUND?

INTERNATIONAL STOCK FUNDS INVEST IN A DIVERSIFIED PORTFOLIO OF COMPANIES LOCATED IN MARKETS THROUGHOUT THE WORLD. THESE COMPANIES CAN OFFER INVESTMENT OPPORTUNITIES THAT ARE NOT AVAILABLE IN THE UNITED STATES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations Marsico International
                   Opportunities Master Portfolio (the Master Portfolio). The Master Portfolio has
                   the same investment objective as the Fund.

The Master Portfolio normally invests at least 65% of its assets in common stocks of foreign companies. While the Master Portfolio may invest in companies of any size, it focuses on large companies. These companies are selected for their long-term growth potential. The Master Portfolio normally invests in issuers from at least three different countries not including the United States and generally holds a core position of 35 to 50 common stocks. The Master Portfolio may invest in common stocks of companies operating in emerging markets.

The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (e.g. a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards and transparent financial disclosure), strong and ethical management, apparent commitment to shareholder interests and reasonable valuations in the context of projected growth rates. This is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models include quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Marsico International Opportunities Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - STOCK MARKET RISK -- The value of any stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2001     2002
                ----     ----
               -14.74%  -7.77%



               *Year-to-date return as of June 30, 2003: 13.18%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2001:           17.01%
         WORST: 3RD QUARTER 2001:         -18.23%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002



      The table shows the Fund's Investor A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia and Far East Index), an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern Markets. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                         LIFE OF
                                                               1 YEAR     FUND*
         INVESTOR A SHARES RETURNS BEFORE TAXES                -13.11%   -14.03%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                       -13.10%   -14.03%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES                -8.05%   -10.97%



         INVESTOR B SHARES RETURNS BEFORE TAXES                -12.95%   -13.64%



         INVESTOR C SHARES RETURNS BEFORE TAXES                 -9.28%   -12.55%



         MSCI EAFE INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                                  -15.94%   -18.13%

      *THE INCEPTION DATE OF INVESTOR A SHARES, INVESTOR B SHARES AND INVESTOR C
       SHARES IS AUGUST 1, 2000. THE RETURN FOR THE INDEX SHOWN IS FROM THAT
       DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                           Investor A   Investor B   Investor C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          5.75%         none         none



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                    none(1)       5.00%(2)     1.00%(3)



         Redemption fee (as a percentage of total
         redemption proceeds)(4)                      2.00%        2.00%         2.00%



         ANNUAL FUND OPERATING EXPENSES(5)
         (Expenses that are deducted from the Fund's assets)(6)



         Management fees                              0.80%        0.80%         0.80%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%         1.00%



         Other expenses                               1.00%        1.00%         1.00%
                                                       -------      -------       ------



         Total annual Fund operating expenses         2.05%        2.80%         2.80%



         Fee waivers and/or reimbursements           (0.30)%      (0.30)%       (0.30)%
                                                       -------      -------       ------



         Total net expenses(7)                        1.75%        2.50%         2.50%
                                                       =======      =======       ======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The redemption fee may apply to shares purchased after August 1, 2002 that are redeemed (either by selling your shares or exchanging into another Fund) within 90 days of purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

      (5)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (6)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

      (7)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                       $743    $1,154    $1,591     $2,799



         INVESTOR B SHARES                       $753    $1,140    $1,653     $2,927



         INVESTOR C SHARES                       $353      $840    $1,453     $3,107

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $253      $840    $1,453     $2,927



         INVESTOR C SHARES                       $253      $840    $1,453     $3,107

Other important information
[LINE GRAPH GRAPHIC]

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Any Fund with an 80% Policy may change it without shareholder approval by giving the shareholder at least 60 days notice. Other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN NATIONS MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest their assets in Nations Money Market Funds. BACAP and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. BACAP may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Funds.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - EMERGING MARKETS RISK -- Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluation, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, distribution, administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO TURNOVER -- A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for each other Fund in FINANCIAL HIGHLIGHTS.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.321.7854 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL
MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------


INVESTMENT ADVISER

BACAP is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the International/Global Stock Funds described in this prospectus.

BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $195 billion, BACAP acts as investment manager for individuals, corporations, private investment companies and financial institutions. BACAP uses a team approach to investment management. Each team has access to the latest technology and analytical resources.

Nations Funds pays BACAP an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BACAP uses part of this money to pay investment sub-advisers for the services they provide to the Funds.

BACAP has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2004. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BACAP will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BACAP can receive, along with the actual advisory fees BACAP and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                                         ACTUAL FEE
                                                            MAXIMUM       PAID LAST
                                                          ADVISORY FEE   FISCAL YEAR
  NATIONS GLOBAL VALUE FUND                                  0.90%          0.90%



  NATIONS INTERNATIONAL VALUE FUND(1)                        0.90%          0.84%



  NATIONS INTERNATIONAL EQUITY FUND(1)                       0.80%          0.80%



  NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND(1)        0.80%          0.49%

(1)THESE FUNDS DON'T HAVE THEIR OWN INVESTMENT ADVISER BECAUSE THEY INVEST IN NATIONS INTERNATIONAL VALUE MASTER PORTFOLIO, NATIONS INTERNATIONAL EQUITY MASTER PORTFOLIO AND NATIONS MARSICO INTERNATIONAL OPPORTUNITIES MASTER PORTFOLIO, RESPECTIVELY. BACAP IS THE INVESTMENT ADVISER TO EACH MASTER PORTFOLIO.

INVESTMENT SUB-ADVISERS

Nations Funds and BACAP engage one or more investment sub-advisers for the Funds to make day-to-day investment decisions for the Fund. BACAP retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BACAP may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. BACAP and the Funds have applied for relief from the SEC to permit the Funds to act on many of BACAP's recommendations with approval only by the Board and not by Fund shareholders. BACAP or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BACAP and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

Nations Funds and BACAP have engaged the following investment sub-advisers to provide day-to-day portfolio management for certain Funds. These sub-advisers function under the supervision of BACAP and the Board of Nations Funds.

--------------------------------------------------------------------------------

BRANDES INVESTMENT
PARTNERS, LLC

11988 EL CAMINO REAL
SUITE 500
SAN DIEGO, CALIFORNIA 92130

--------------------------------------------------------------------------------


BRANDES INVESTMENT PARTNERS, LLC

Founded in 1974, Brandes is an investment advisory firm with 69 investment professionals who manage more than $51.8 billion in assets. Brandes uses a value-oriented approach to managing global investments, seeking to build wealth by buying high quality, undervalued stocks.

Brandes is the investment sub-adviser to Nations Global Value Fund and Nations International Value Master Portfolio. Brandes' Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Funds and the Master Portfolio.

PERFORMANCE OF OTHER ACCOUNTS MANAGED BY BRANDES

Nations Global Value Fund commenced its operations on April 16, 2001. The tables below are designed to show you how composites of similar equity accounts managed by Brandes performed over various periods in the past.

The accounts comprising the Brandes Global Equity composite have investment objectives, policies and strategies that are substantially similar to Nations Global Value Fund. The Brandes Global Equity composite includes all accounts managed by Brandes that are substantially similar to Nations Global Value Fund.

The table below shows the returns for the Brandes Global Equity composite compared with the MSCI World Index for the periods ending March 31, 2003 and December 31 of prior years. The returns of the Brandes Global Equity composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested. The returns of the MSCI World Index assume all dividends and distributions have been reinvested.

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2003


                                                           BRANDES
                                                        GLOBAL EQUITY   MSCI WORLD
                                                          COMPOSITE       INDEX
  ONE YEAR                                                (30.20)%       (24.20)%



  THREE YEARS                                              (3.08)%       (18.38)%



  FIVE YEARS                                                0.76%         (5.68)%



  TEN YEARS                                                10.86%          4.84%

ANNUAL TOTAL RETURNS AS OF DECEMBER 31


                                                           BRANDES
                                                        GLOBAL EQUITY   MSCI WORLD
                                                          COMPOSITE       INDEX
  2002                                                    (21.00)%       (19.89)%



  2001                                                     (0.65)%       (16.82)%



  2000                                                     23.46%        (13.18)%



  1999                                                     20.92%         24.93%



  1998                                                     13.08%         24.34%



  1997                                                     28.14%         15.76%



  1996                                                     22.38%         13.48%



  1995                                                     20.81%         20.72%



  1994                                                     (2.34)%         5.08%



  1993                                                     39.71%         22.50%



  1992                                                     12.23%         (5.23)%



  1991                                                     37.07%         18.29%



  1990                                                    (11.79)%       (17.02)%



  1989                                                     13.04%         16.61%



  1988                                                     26.02%         23.29%



  1987                                                     (2.57)%        16.16%



  1986                                                     20.77%         41.89%



  1985                                                     35.55%         40.57%



  1984                                                      7.09%          4.72%



  1983                                                     39.91%         21.93%



  1982                                                     29.86%          9.71%



  1981                                                     13.56%         (4.78)%



  1980                                                     34.28%         25.67%

THIS INFORMATION IS DESIGNED TO DEMONSTRATE THE HISTORICAL TRACK RECORD OF BRANDES. IT DOES NOT INDICATE HOW THE FUND HAS PERFORMED OR WILL PERFORM IN THE FUTURE.

PERFORMANCE WILL VARY BASED ON MANY FACTORS, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND THE FUND'S EXPENSES. THE PERFORMANCE REFLECTED IN THE COMPOSITE HAS BEEN CALCULATED IN COMPLIANCE WITH THE AIMR PERFORMANCE PRESENTATION STANDARDS WHICH DIFFER FROM THE METHOD USED BY THE SEC.

THE BRANDES COMPOSITE INCLUDES GLOBAL EQUITY ACCOUNTS MANAGED BY BRANDES. THE ACCOUNTS DON'T PAY THE SAME EXPENSES THAT MUTUAL FUNDS PAY AND AREN'T SUBJECT TO THE DIVERSIFICATION RULES, TAX RESTRICTIONS AND INVESTMENT LIMITS UNDER THE 1940 ACT OR SUBCHAPTER M OF THE INTERNAL REVENUE CODE. RETURNS COULD HAVE BEEN LOWER IF THE COMPOSITE HAD BEEN SUBJECT TO THESE EXPENSES AND REGULATIONS. THE AGGREGATE RETURNS OF THE ACCOUNTS IN THE COMPOSITE MAY NOT REFLECT THE RETURNS OF ANY PARTICULAR ACCOUNT OF BRANDES.

--------------------------------------------------------------------------------

INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC.

1360 PEACHTREE STREET, N.E.
ATLANTA, GEORGIA 30309

--------------------------------------------------------------------------------


INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC.

INVESCO is a division of AMVESCAP PLC, a publicly traded UK financial holding company located in London. INVESCO has approximately $9.1 billion in assets under management.

INVESCO is one of the three investment sub-advisers to Nations International Equity Master Portfolio. INVESCO's International Equity Portfolio Management Team is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio.

--------------------------------------------------------------------------------

PUTNAM INVESTMENT
MANAGEMENT, LLC

ONE POST OFFICE SQUARE
BOSTON, MASSACHUSETTS 02109

--------------------------------------------------------------------------------


PUTNAM INVESTMENT MANAGEMENT, LLC

Putnam is a wholly-owned subsidiary of Putnam Investments Trust which, except for shares held by employees, is owned by Marsh & McLennan Companies. Putnam has approximately $266 billion in assets under management.

Putnam is one of three investment sub-advisers to Nations International Equity Master Portfolio. Putnam's Core International Equity Group is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio.

--------------------------------------------------------------------------------

MARSICO CAPITAL MANAGEMENT, LLC

1200 17TH STREET
SUITE 1300
DENVER, COLORADO 80202

--------------------------------------------------------------------------------


MARSICO CAPITAL MANAGEMENT, LLC

Marsico Capital is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Marsico Capital is a full service investment advisory firm founded by Thomas F. Marsico in September 1997. Marsico Capital currently has approximately $20.8 billion in assets under management.

Marsico Capital is the investment sub-adviser to:

  - Nations Marsico International Opportunities Master Portfolio

Marsico Capital is a co-investment sub-adviser to:

  - Nations International Equity Master Portfolio

JAMES G. GENDELMAN, is the portfolio manager of Nations Marsico International Opportunities Master Portfolio and Marsico Capital's portion of Nations International Equity Master Portfolio. Prior to joining Marsico Capital in May 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a Bachelor's degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was an accountant for Ernst & Young from 1983 to 1985.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

BACAP DISTRIBUTORS, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------


The Funds are distributed by BACAP Distributors, LLC (BACAP Distributors), a registered broker/dealer. BACAP Distributors may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

BACAP Distributors is also administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay BACAP Distributors a fee of 0.22% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

--------------------------------------------------------------------------------

PFPC INC.

400 BELLEVUE PARKWAY
WILMINGTON, DELAWARE 19809

--------------------------------------------------------------------------------


PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Choosing a share class

[ABC GRAPHIC]

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.




 FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.321.7854.




 BEFORE YOU INVEST, PLEASE NOTE THAT, OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

--------------------------------------------------------------------------------


Before you can invest in the Funds, you'll need to choose a share class. There are three classes of shares of each Fund offered by this prospectus. Each class has its own sales charges and fees. The table below compares the charges and fees and other features of the share classes.

                               INVESTOR A           INVESTOR B          INVESTOR C
                                 SHARES               SHARES              SHARES
  MAXIMUM AMOUNT YOU CAN
  BUY                           NO LIMIT             $250,000            NO LIMIT



  MAXIMUM FRONT-END SALES
  CHARGE                          5.75%                NONE                NONE



  MAXIMUM DEFERRED SALES
  CHARGE                         NONE(1)             5.00%(2)            1.00%(3)



  REDEMPTION FEE(4)               2.00%                2.00%               2.00%



  MAXIMUM ANNUAL                                       0.75%               0.75%
  DISTRIBUTION AND                0.25%            DISTRIBUTION        DISTRIBUTION
  SHAREHOLDER SERVICING       DISTRIBUTION        (12B-1) FEE AND     (12B-1) FEE AND
  FEES                     (12B-1)/SERVICE FEE   0.25% SERVICE FEE   0.25% SERVICE FEE



  CONVERSION FEATURE              NONE                  YES                NONE

(1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A
   SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(2)This charge decreases over time. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(4)The redemption fee may apply to shares purchased after August 1, 2002 that are redeemed (either by selling your shares or exchanging into another Fund) within 90 days of purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies and when you're required to pay the charge. You should think about these things carefully before you invest.

Investor A Shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Investor A Shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Investor B and Investor C Shares. This means that Investor A Shares can be expected to pay relatively higher distributions per share.

Investor B Shares have limits on how much you can invest. When you buy Investor B or Investor C Shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Investor C Shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Investor A Shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Investor B and Investor C Shares. You should also consider the conversion feature for Investor B Shares, which is described in ABOUT INVESTOR B SHARES.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------


[A SHARES GRAPHIC] ABOUT INVESTOR A SHARES

      There is no limit to the amount you can invest in Investor A Shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares.

      FRONT-END SALES CHARGE



      You'll pay a front-end sales charge when you buy Investor A Shares, unless:

        - you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE -- FRONT END SALES CHARGES

        - you're reinvesting distributions

      The sales charge you'll pay depends on the Fund you're buying and the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

                                                                        AMOUNT RETAINED
                                     SALES CHARGE     SALES CHARGE     BY SELLING AGENTS
                                    AS A % OF THE     AS A % OF THE      AS A % OF THE
                                    OFFERING PRICE   NET ASSET VALUE    OFFERING PRICE
         AMOUNT YOU BOUGHT            PER SHARE         PER SHARE          PER SHARE
         $0 - $49,999                   5.75%             6.10%              5.00%



         $50,000 - $99,999              4.50%             4.71%              3.75%



         $100,000 - $249,999            3.50%             3.63%              2.75%



         $250,000 - $499,999            2.50%             2.56%              2.00%



         $500,000 - $999,999            2.00%             2.04%              1.75%



         $1,000,000 OR MORE             0.00%             0.00%              1.00%(1)

      (1)1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. BACAP Distributors pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      CONTINGENT DEFERRED SALES CHARGE



      If you own or buy $1,000,000 or more of Investor A Shares, there is one situation when you'll pay a CDSC:

        - If you sell your shares within 18 months of buying them, you'll pay a CDSC of 1.00%.

      The CDSC is calculated from the day your purchase is accepted (the trade date). We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower.

      You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.


[B SHARES GRAPHIC] ABOUT INVESTOR B SHARES

      You can buy up to $250,000 in aggregate of Investor B Shares. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC when you sell your Investor B Shares, unless:

        - you bought the shares before August 1, 1997

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE -- CONTINGENT DEFERRED SALES CHARGES AND REDEMPTION FEES.

      The CDSC you pay depends on when you bought your shares, how much you bought in some cases, and how long you held them.

                                        IF YOU SELL YOUR SHARES
                                       DURING THE FOLLOWINYOU'LL:PAY A CDSC OF:
         --------------------------------------------------------------------------------------
                                           SHARES YOU
                                             BOUGHT            SHARES YOU BOUGHT BETWEEN
                                             AFTER              8/1/1997 AND 11/15/1998
                                           11/15/1998          IN THE FOLLOWING AMOUNTS:
                                           ----------   ---------------------------------------
                                                                        $250,000 -   $500,000 -
                                                        $0 - $249,999    $499,999     $999,999
         THE FIRST YEAR YOU OWN THEM          5.0%          5.0%           3.0%         2.0%



         THE SECOND YEAR YOU OWN THEM         4.0%          4.0%           2.0%         1.0%



         THE THIRD YEAR YOU OWN THEM          3.0%          3.0%           1.0%         NONE



         THE FOURTH YEAR YOU OWN THEM         3.0%          3.0%           NONE         NONE



         THE FIFTH YEAR YOU OWN THEM          2.0%          2.0%           NONE         NONE



         THE SIXTH YEAR YOU OWN THEM          1.0%          1.0%           NONE         NONE



         AFTER SIX YEARS OF OWNING THEM       NONE          NONE           NONE         NONE

      The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

      Your selling agent receives compensation when you buy Investor B Shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      ABOUT THE CONVERSION FEATURE



      Investor B Shares generally convert automatically to Investor A Shares according to the following schedule:

                                                   WILL CONVERT TO INVESTOR A SHARES
         INVESTOR B SHARES YOU BOUGHT                 AFTER YOU'VE OWNED THEM FOR
         AFTER NOVEMBER 15, 1998                              EIGHT YEARS



         BETWEEN AUGUST 1, 1997 AND NOVEMBER 15, 1998



           $0 - $249,000                                      NINE YEARS



           $250,000 - $499,999                                 SIX YEARS



           $500,000 - $999,999                                FIVE YEARS



         BEFORE AUGUST 1, 1997                                NINE YEARS

      Investor B Shares purchased during certain periods prior to August 1, 1997 may have had different or no conversion rights. Please refer to the conversion rights outlined in the original prospectus relating to those Investor B Shares.

      The conversion feature allows you to benefit from the lower operating costs of Investor A Shares, which can help increase total returns.

      Here's how the conversion works:

        - We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Investor A Shares have lower expenses.

        - Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on those shares will convert to Investor A Shares at the same time.

        - You'll receive the same dollar value of Investor A Shares as the Investor B Shares that were converted. No sales charge or other charges apply.

        - Investor B Shares that you received from an exchange of Investor B Shares of another Nations Fund will convert based on the day you bought the original shares. Your conversion date may be later if you exchanged to or from a Nations Money Market Fund.

        - Conversions are free from federal income tax.


[C SHARES GRAPHIC] ABOUT INVESTOR C SHARES

      There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

        - you received the shares from reinvested distributions
        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY

          A SALES CHARGE OR REDEMPTION FEE -- CONTINGENT DEFERRED SALES CHARGES AND REDEMPTION FEES.

      The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

      Your selling agent receives compensation when you buy Investor C Shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      REDEMPTION FEES
      (Investor A, Investor B and Investor C Shares)




      The International/Global Stock Funds may assess, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are purchased after August 1, 2002 and are redeemed (either by selling shares or exchanging into another Fund) within 90 days of their purchase. The redemption fee is paid to the Fund, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Funds. The redemption fee is imposed to the extent that Fund shares redeemed exceed Fund shares that have been held more than 90 days. For shares of the Funds acquired by exchange, the holding period prior to the exchange will not be considered in determining whether to apply the redemption fee. The redemption fee may not be imposed if you qualify for a waiver. You can find out if you qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE -- CONTINGENT DEFERRED SALES CHARGES AND REDEMPTION FEES.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES AND REDEMPTION FEES.

YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR NOTIFYING NATIONS FUNDS THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING OR SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


      WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE



      You may be eligible for a reduced or waived front-end sales charge or CDSC. Information about these reductions and waivers is provided below and may also be discussed in the SAI. Please contact your investment professional or contact Nations Funds at 1.800.321.7854 to determine whether you qualify for a reduction or waiver of these charges.

      FRONT-END SALES CHARGES
      (Investor A Shares)




      There are three ways you can lower the front-end sales charge you pay on Investor A Shares:

        - COMBINE PURCHASES YOU'VE ALREADY MADE
            Rights of accumulation allow you to combine the value of Investor A, Investor B and Investor C Shares you already own with Investor A Shares you're buying to calculate the sales charge. The sales charge is based on the total value of the shares you already own plus the value of the shares you're buying. Index Funds (including Nations LargeCap Enhanced Core Fund) and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify for rights of accumulation.

        - COMBINE PURCHASES YOU PLAN TO MAKE
        By signing a letter of intent, you can combine the value of shares you already own with the value of shares you plan to buy over a 13-month period to calculate the sales charge.

          - You can choose to start the 13-month period up to 90 days before you sign the letter of intent.

          - Each purchase you make will receive the sales charge that applies to the total amount you plan to buy.

        - If you don't buy as much as you planned within the period, you must pay the difference between the charges you've paid and the charges that actually apply to the shares you've bought.

          - Your first purchase must be at least 5% of the minimum amount for the sales charge level that applies to the total amount you plan to buy.

          - If the purchase you've made later qualifies for a reduced sales charge through the 90-day backdating provisions, we'll make an adjustment for the lower charge when the letter of intent expires. Any adjustment will be used to buy additional shares at the reduced sales charge.

        - COMBINE PURCHASES WITH FAMILY MEMBERS
            You can receive a quantity discount by combining purchases of Investor A Shares that you, your spouse and children under age 21 make on the same day. Some distributions or payments from the dissolution of certain qualified plans also qualify for the quantity discount. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify.

      The following investors can buy Investor A Shares without paying a front-end sales charge:

        - full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

        - banks, trust companies and thrift institutions, acting as fiduciaries

        - individuals receiving a distribution from a Bank of America trust or other fiduciary account may use the proceeds of that distribution to buy Investor A Shares without paying a front-end sales charge, as long as the proceeds are invested in the Funds within 90 days of the date of distribution

        - Nations Funds' Trustees, Directors and employees of its investment sub-advisers

        - registered broker/dealers that have entered into a Nations Funds dealer agreement with BACAP Distributors may buy Investor A Shares without paying a front-end sales charge for their investment account only

        - registered personnel and employees of these broker/dealers and their family members may buy Investor A Shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

        - employees or partners of any service provider to the Funds

        - investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

        - shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

      The following plans can buy Investor A Shares without paying a front-end sales charge:

        - pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code of 1986, as amended (the tax code)

        - employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under
          Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

          - have at least $500,000 invested in Investor A Shares of Nations Funds (except Money Market Funds), or

          - sign a letter of intent to buy at least $500,000 of Investor A Shares of Nations Funds (except Money Market Funds), or

          - be an employer-sponsored plan with at least 100 eligible participants, or

          - be a participant in an alliance program that has signed an agreement with the Fund or a selling agent

        - certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      You can also buy Investor A Shares without paying a sales charge if you buy the shares within 120 days of selling Investor A Shares of the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the Investor A Shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, BACAP Distributors or their agents must receive your written request within 120 days after you sell your shares.

      CONTINGENT DEFERRED SALES CHARGES AND REDEMPTION FEES



      (Investor A, Investor B and Investor C Shares)

      You won't pay a CDSC or redemption fee on the following transactions:




        - shares sold following the death or disability (as defined in the tax code) of a shareholder, including a registered joint owner

        - shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

        - the following retirement plan distributions:

          - lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

          - distributions from an individual retirement account (IRA) or Custodial Account under Section 403(b)(7) of the tax code, following attainment of age 59 1/2

          - a tax-free return of an excess contribution to an IRA

          - distributions from a qualified retirement plan that aren't subject to the 10% additional federal withdrawal tax under Section 72(t)(2) of the tax code

        - payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

        - shares sold under our right to liquidate a shareholder's account, including instances where the aggregate net asset value of Investor A, Investor B or Investor C Shares held in the account is less than the minimum account size

        - if you exchange Investor B or Investor C Shares of a Nations Fund that were bought through a Bank of America employee benefit plan for Investor A Shares of a Nations Fund

        - withdrawals made under the Automatic Withdrawal Plan described in BUYING, SELLING AND EXCHANGING SHARES, if the total withdrawals of Investor A, Investor B or Investor C Shares made in a year are less than 12% of the total value of those shares in your account. A CDSC may only apply to Investor A Shares if you bought more than $1,000,000

      You won't pay a redemption fee on Investor A, Investor B or Investor C Shares redeemed from accounts where by agreement with Nations Funds short-term trading activity is permitted, including shares sold as part of an automatic rebalancing within an asset allocation program.

      You also won't pay a redemption fee when you sell or exchange less than $10,000 of shares.


      You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same class of the same Fund within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the Investor B or Investor C Shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, BACAP Distributors or their agents must receive your written request within 120 days after you sell your shares.

      You also won't pay a CDSC on the following transactions:

        - shares sold by intermediaries that are part of the Nations Funds selling group where the intermediary has entered into an agreement with Nations Funds not to receive (or to return if received) all or any applicable portion of an up-front commission

        - shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the tax code
        - shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

          - have at least $500,000 invested in Investor A, Investor B or Investor C Shares of Nations Funds, or

          - sign a letter of intent to buy at least $500,000 of Investor A, Investor B or Investor C Shares of Nations Funds, or

          - be an employer-sponsored plan with at least 100 eligible participants, or

          - be a participant in an alliance program that has signed an agreement with Nations Funds or its principal underwriter

      You won't pay a CDSC on the sale of Investor C Shares sold by a nonprofit organization qualified under Section 501(c)(3) of the tax code in connection with the Banc of America Capital Management Charitable Giving Program.

Buying, selling and exchanging shares
(BUYING, SELLING, TRANSFERRING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Funds through your selling agent or directly from Nations Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs and services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions or you need help placing an order.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum          minimum initial investment:                There is no limit to the amount you can
                                         - $1,000 for regular accounts              invest in Investor A and C Shares. You
                                         - $500 for traditional and Roth IRAs,      can invest up to $250,000 in Investor B
                                         and Coverdell Education Savings            Shares.
                                           Accounts
                                         - $250 for certain fee-based accounts
                                         - no minimum for certain retirement
                                         plan accounts like 401(k) plans and SEP
                                           accounts, but other restrictions
                                           apply
                                         minimum additional investment:
                                         - $100 for all accounts

                  Using our              minimum initial investment:                You can buy shares twice a month,
                  Systematic             - $100                                     monthly or quarterly, using automatic
                  Investment Plan        minimum additional investment:             transfers from your bank account.
                                         - $50

Selling shares    In a lump sum          - you can sell up to $50,000 of your       We'll deduct any CDSC from the amount
                                         shares by telephone, otherwise there       you're selling and send you or your
                                           are no limits to the amount you can      selling agent the balance, usually
                                           sell                                     within three business days of receiving
                                         - other restrictions may apply to          your order.
                                           withdrawals from retirement plan
                                           accounts                                 If you paid for your shares with a
                                                                                    check that wasn't certified, we'll hold
                                                                                    the sale proceeds when you sell those
                                                                                    shares for at least 15 days after the
                                                                                    trade date of the purchase, or until
                                                                                    the check has cleared.
                                                                                    The International/Global Stock Funds
                                                                                    may assess a 2.00% redemption fee on
                                                                                    the proceeds of Fund shares that are
                                                                                    purchased after August 1, 2002 and are
                                                                                    redeemed (either by selling shares or
                                                                                    exchanging into another Fund) within 90
                                                                                    days of their purchase. Please see
                                                                                    CHOOSING A SHARE CLASS -- REDEMPTION
                                                                                    FEES for details.

                  Using our Automatic    - minimum $25 per withdrawal               Your account balance must be at least
                  Withdrawal Plan                                                   $10,000 to set up the plan. You can
                                                                                    make withdrawals twice a month,
                                                                                    monthly, quarterly, bi-annually or
                                                                                    annually. We'll send your money by
                                                                                    check or deposit it directly to your
                                                                                    bank account. No CDSC is deducted if
                                                                                    you withdraw 12% or less of the value
                                                                                    of your shares in a class.


                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Exchanging        In a lump sum          - minimum $1,000 per exchange              You can exchange your Investor A Shares
  shares                                                                            for Investor A Shares of any other
                                                                                    Nations Fund, except Index Funds.

                                                                                    You can exchange your Investor B Shares
                                                                                    for Investor B Shares of any other
                                                                                    Nations Fund.

                                                                                    You can exchange your Investor C Shares
                                                                                    for Investor C Shares of any other
                                                                                    Nations Fund.

                                                                                    You won't pay a front-end sales charge
                                                                                    or CDSC on the shares you're
                                                                                    exchanging.

                                                                                    The International/Global Stock Funds
                                                                                    may assess a 2.00% redemption fee on
                                                                                    the proceeds of Fund shares that are
                                                                                    purchased after August 1, 2002 and are
                                                                                    redeemed (either by selling shares or
                                                                                    exchanging into another Fund) within 90
                                                                                    days of their purchase. Please see
                                                                                    CHOOSING A SHARE CLASS -- REDEMPTION
                                                                                    FEES for details.

                  Using our Automatic    - minimum $25 per exchange                 You must already have an investment in
                  Exchange Feature                                                  the Funds into which you want to
                                                                                    exchange. You can make exchanges
                                                                                    monthly or quarterly.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, or the value of a security has been materially affected by events occurring after a foreign exchange closes, we'll base the price of a security on its fair value. When a Fund uses fair value to price securities it may value those securities higher or lower than another fund that uses market quotations to price the same securities. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a Fund could change on days when Fund shares may not be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------


(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Investor A Shares at the offering price per share. You buy Investor B and Investor C Shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we'll refuse the order. We'll return any payment received for orders that we refuse.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

      MINIMUM INITIAL INVESTMENT



      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $500 for traditional and Roth IRAs, and Coverdell Education Savings Accounts

        - $250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

        - $100 using our Systematic Investment Plan

        - There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
          IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this

      MINIMUM ADDITIONAL INVESTMENT



      You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares twice a month, monthly or quarterly.

  - You can choose to have us transfer your money on or about the 15th or the last day of the month.

  - Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.

--------------------------------------------------------------------------------



 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------


(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We'll deduct any CDSC from the amount you're selling and send you the balance.

        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after BACAP Distributors, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order.

        - You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

        - The International/Global Stock Funds may assess a 2.00% redemption fee on the proceeds of Fund shares that are purchased after August 1, 2002 and are redeemed (either by selling shares or exchanging into another
          Fund) within 90 days of their purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

        - under certain other circumstances allowed under the 1940 Act

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $10,000 to set up the plan.

  - If you set up the plan after you've opened your account, your signature must be guaranteed.

  - You can choose to have us transfer your money on or about the 10th or 25th of the month.

  - You won't pay a CDSC on Investor A, Investor B or Investor C Shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------


(EXCHANGING SHARES EXCHANGING SHARES
  GRAPHIC)

      You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - You must exchange at least $1,000, or $25 if you use our Automatic Exchange Feature.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - The interests of a Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." The exchange privilege is not intended as a vehicle for market timing. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. When BACAP believes frequent trading would have a disruptive effect on a Fund's ability to manage its investments, a Fund may reject purchase orders and exchanges by any person, group or account that is believed to be a market timer.

        - In order to limit excessive exchange activity and otherwise promote the best interests of the Funds, the International/Global Stock Funds may assess a 2.00% redemption fee on the proceeds of Fund shares that are purchased after August 1, 2002 and are redeemed (either by selling shares or exchanging into another Fund) within 90 days of their purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

      EXCHANGING INVESTOR A SHARES



      You can exchange Investor A Shares of a Fund for Investor A Shares of any other Nations Fund, except Index Funds (including Nations LargeCap Enhanced Core Fund).

      Here are some rules for exchanging Investor A Shares:

        - You won't pay a front-end sales charge on the shares of the Fund you're exchanging.

        - You won't pay a CDSC, if applicable, on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

      EXCHANGING INVESTOR B SHARES



      You can exchange Investor B Shares of a Fund for Investor B Shares of any other Nations Fund.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

      If you received Investor C Shares of a Nations Money Market Fund through an exchange of Investor B Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Investor C Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

      EXCHANGING INVESTOR C SHARES



      You can exchange Investor C Shares of a Fund for Investor C Shares of any other Nations Fund.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $25 or more of Investor A, Investor B or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to PFPC in writing or call 1.800.321.7854.

  - If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

  - You must already have an investment in the Funds you want to exchange.

  - You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

  - The rules for making exchanges apply to automatic exchanges.

How selling and servicing agents are paid
(PERCENT GRAPHIC)
Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS

Your selling agent may receive an up-front commission (reallowance) when you buy shares of a Fund. The amount of this commission depends on which share class you choose:

  - up to 5.00% of the offering price per share of Investor A Shares. The commission is paid from the sales charge we deduct when you buy your shares

  - up to 4.00% of the net asset value per share of Investor B Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  - up to 1.00% of the net asset value per share of Investor C Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

If you buy Investor B or Investor C Shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

BACAP Distributors and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The amount of the fee depends on the class of shares you own:

                                        MAXIMUM ANNUAL DISTRIBUTION (12B-1)
                                          AND SHAREHOLDER SERVICING FEES
                                   (AS AN ANNUAL % OF AVERAGE DAILY NET ASSETS)
  INVESTOR A SHARES      0.25% COMBINED DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEE



  INVESTOR B SHARES      0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING FEE



  INVESTOR C SHARES      0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING FEE

Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Funds pay these fees to BACAP Distributors and/or to eligible selling and servicing agents and financial institutions, including BACAP or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:

  - a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  - additional amounts on all sales of shares:

     - up to 1.00% of the offering price per share of Investor A Shares

     - up to 1.00% of the net asset value per share of Investor B Shares

     - up to 1.00% of the net asset value per share of Investor C Shares

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

This compensation, which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, BACAP Distributors sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BACAP Distributors and BACAP, and certain other selling or servicing agents. Selected selling or servicing agents also may receive compensation for opening or servicing a minimum number of accounts.

BACAP and BACAP Distributors may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

Distributions and taxes
[TAXES GRAPHIC]

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS


A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

All of the Funds distribute any net realized capital gain at least once a year. The Funds normally declare and pay distributions of net investment income annually. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at 1.800.321.7854.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the gain. This distribution is also subject to tax. The Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and net short-term capital gain generally are taxable to you as ordinary income. Distributions that come from net long-term capital gain generally are taxable to you as long-term capital gain.

Under recent changes to the tax code, an individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges on or after May 6, 2003. Also, if you're an individual Fund shareholder, your distributions attributable to dividends received by the Fund from U.S. and certain foreign corporations after December 31, 2002 generally will be treated as net long-term capital gain, as long as certain holding period requirements are met by you for your Fund shares and the Fund for its stock producing such dividends. Corporate shareholders generally won't be able to deduct any distributions from the Funds when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

FOREIGN TAXES

Mutual funds that maintain most of their portfolio in foreign securities -- like the International/Global Stock Funds -- have special tax considerations. If more than half of the Fund's assets consist of foreign securities for a taxable year and the Fund makes a special election for the taxable year, you'll generally be required to:

  - include in your gross income your proportional amount of foreign income taxes paid by the fund

  - treat this amount as foreign income taxes you paid directly

  - either deduct this amount when calculating your income, or subject to certain conditions and limitations, claim this amount as a foreign tax credit against your federal income tax liability

In general, if you are an individual, each year you can claim up to $300 ($600 if you're filing jointly) of foreign income taxes paid (or deemed paid) by you as a foreign tax credit against your federal income tax liability.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you're otherwise subject to backup withholding The IRS may also impose penalties against you if you don't give us a correct TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Financial highlights
[DOLLAR SIGN GRAPHIC]

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information, except as noted below, has been audited by PricewaterhouseCoopers LLP. The financial highlights of Nations International Value Fund for the period ended May 15, 1998 were audited by other independent accountants. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS GLOBAL VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                            YEAR ENDED
  INVESTOR A SHARES                                          03/31/03#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                        $10.47
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                 0.05
  Net realized and unrealized gain/(loss)
    on investments                                            (3.15)
  Net increase/(decrease) in net asset
    value from operations                                     (3.10)
  LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.03)
  Distributions from net realized capital
    gains                                                     (0.16)
  Total dividends and distributions                           (0.19)
  Net asset value, end of period                               $7.18
  TOTAL RETURN++                                             (29.98)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                        $47,111
  Ratio of operating expenses to average
    net assets                                                 1.65%
  Ratio of net investment income/(loss)
    to average net assets                                      0.62%
  Portfolio turnover rate                                       15%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                     1.65%

                                                            PERIOD ENDED
  INVESTOR A SHARES                                          03/31/02*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                         $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                  0.04
  Net realized and unrealized gain/(loss)
    on investments                                              0.45
  Net increase/(decrease) in net asset
    value from operations                                       0.49
  LESS DISTRIBUTIONS:
  Dividends from net investment income                          --##
  Distributions from net realized capital
    gains                                                      (0.02)
  Total dividends and distributions                            (0.02)
  Net asset value, end of period                               $10.47
  TOTAL RETURN++                                                4.92%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                         $26,172
  Ratio of operating expenses to average
    net assets                                                1.65%+(a)
  Ratio of net investment income/(loss)
    to average net assets                                      0.41%+
  Portfolio turnover rate                                        19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                    1.88%+(a)

* Global Value Investor A Shares commenced operations on April 16, 2001.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income (loss) has been calculated using the monthly average shares method.
## Amount represents less than $(0.01) per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS GLOBAL VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                            YEAR ENDED
  INVESTOR B SHARES                                          03/31/03#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                        $10.40
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                (0.01)
  Net realized and unrealized gain/(loss)
    on investments                                            (3.12)
  Net increase/(decrease) in net asset
    value from operations                                     (3.13)
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                                     (0.16)
  Net asset value, end of period                               $7.11
  TOTAL RETURN++                                             (30.41)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                        $15,310
  Ratio of operating expenses to average
    net assets                                                 2.40%
  Ratio of net investment income/(loss)
    to average net assets                                     (0.13)%
  Portfolio turnover rate                                       15%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                     2.40%

                                                            PERIOD ENDED
  INVESTOR B SHARES                                          03/31/02*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                         $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                 (0.03)
  Net realized and unrealized gain/(loss)
    on investments                                              0.45
  Net increase/(decrease) in net asset
    value from operations                                       0.42
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                                      (0.02)
  Net asset value, end of period                               $10.40
  TOTAL RETURN++                                                4.18%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                         $11,804
  Ratio of operating expenses to average
    net assets                                                2.40%+(a)
  Ratio of net investment income/(loss)
    to average net assets                                     (0.34)%+
  Portfolio turnover rate                                        19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                    2.63%+(a)

* Global Value Investor B Shares commenced operations on April 16, 2001.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income (loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS GLOBAL VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                            YEAR ENDED
  INVESTOR C SHARES                                          03/31/03#
  OPERATING PERFORMANCE:
  Net assets value, beginning of period                       $10.40
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                (0.01)
  Net realized and unrealized gain (loss)
    on investments                                            (3.12)
  Net increase (decrease) in net asset
    value from operations                                     (3.13)
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                                     (0.16)
  Net asset value, end of period                               $7.11
  TOTAL RETURN++                                             (30.41)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                        $44,758
  Ratio of operating expenses to average
    net assets                                                 2.40%
  Ratio of net investment income/(loss)
    to average net assets                                     (0.13)%
  Portfolio turnover rate                                       15%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                     2.40%

                                                            PERIOD ENDED
  INVESTOR C SHARES                                          03/31/02*#
  OPERATING PERFORMANCE:
  Net assets value, beginning of period                        $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                 (0.03)
  Net realized and unrealized gain (loss)
    on investments                                              0.45
  Net increase (decrease) in net asset
    value from operations                                       0.42
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                                      (0.02)
  Net asset value, end of period                               $10.40
  TOTAL RETURN++                                                4.18%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                         $30,914
  Ratio of operating expenses to average
    net assets                                                2.40%+(a)
  Ratio of net investment income/(loss)
    to average net assets                                     (0.34)%+
  Portfolio turnover rate                                        19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                    2.63%+(a)

* Global Value Investor C Shares commenced operations on April 16, 2001.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income (loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS INTERNATIONAL VALUE FUND**

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                             YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED       PERIOD ENDED
  INVESTOR A SHARES                          03/31/03#         03/31/02#          03/31/01         03/31/00#         03/31/99#*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period         $16.61            $17.26            $18.77            $14.43            $15.44
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.15              0.18              0.27              0.36              0.14
  Net realized and unrealized gain/(loss)
    on investments                             (4.92)            (0.29)            (0.39)             4.72              0.36
  Net increase/(decrease) in net asset
    value from operations                      (4.77)            (0.11)            (0.12)             5.08              0.50
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.13)            (0.18)            (0.19)            (0.25)            (0.17)
  Distributions from net realized capital
    gains                                      (0.09)            (0.36)            (1.20)            (0.49)            (1.34)
  Total dividends and distributions            (0.22)            (0.54)            (1.39)            (0.74)            (1.51)
  Net asset value, end of period               $11.62            $16.61            $17.26            $18.77            $14.43
  TOTAL RETURN++                              (28.97)%          (0.46)%           (0.72)%            35.86%            1.75%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)        $482,196          $798,587          $353,646          $186,649           $5,960
  Ratio of operating expenses to average
    net assets                                 1.42%             1.44%             1.38%            1.49%(a)           1.55%+
  Ratio of net investment income/(loss)
    to average net assets                      0.91%             1.11%             1.64%             1.86%             1.11%+
  Portfolio turnover rate                        --                --                --              12%(b)             44%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.48%             1.48%             1.48%            1.59%(a)           1.64%+

                                             PERIOD FROM
                                             11/30/97 TO
  INVESTOR A SHARES                           05/15/98*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $13.13
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.08
  Net realized and unrealized gain/(loss)
    on investments                               2.52
  Net increase/(decrease) in net asset
    value from operations                        2.60
  LESS DISTRIBUTIONS:
  Dividends from net investment income            --
  Distributions from net realized capital
    gains                                       (0.29)
  Total dividends and distributions             (0.29)
  Net asset value, end of period                $15.44
  TOTAL RETURN++                                20.22%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $5,128
  Ratio of operating expenses to average
    net assets                                  1.81%+
  Ratio of net investment income/(loss)
    to average net assets                       1.21%+
  Portfolio turnover rate                        88%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.82%+

* The financial information for the fiscal periods through May 22, 1998 reflect the financial information for the Emerald International Equity Fund's Retail Shares, which were reorganized into the International Value Fund Investor A Shares as of May 22, 1998.
** The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of International Value Master Portfolio.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income (loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) Amount represents results prior to conversion to a master-feeder structure.

NATIONS INTERNATIONAL VALUE FUND**

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR B SHARES                            03/31/03#            03/31/02#            03/31/01             03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $16.39               $17.07               $18.64               $14.40
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.03                 0.07                 0.16                 0.22
  Net realized and unrealized gain/(loss)
    on investments                              (4.84)               (0.30)               (0.40)                4.66
  Net increase/(decrease) in net asset
    value from operations                       (4.81)               (0.23)               (0.24)                4.88
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.02)               (0.09)               (0.13)               (0.15)
  Distributions from net realized capital
    gains                                       (0.09)               (0.36)               (1.20)               (0.49)
  Total dividends and distributions             (0.11)               (0.45)               (1.33)               (0.64)
  Net asset value, end of period                $11.47               $16.39               $17.07               $18.64
  TOTAL RETURN++                               (29.54)%              (1.16)%              (1.42)%              34.51%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $73,283             $116,374              $80,655              $50,999
  Ratio of operating expenses to average
    net assets                                   2.17%                2.19%                2.13%              2.24%(a)
  Ratio of net investment income/(loss)
    to average net assets                        0.16%                0.36%                0.89%                1.11%
  Portfolio turnover rate                         --                   --                   --                 12%(b)
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       2.23%                2.23%                2.23%              2.34%(a)

                                              PERIOD ENDED
  INVESTOR B SHARES                            03/31/99*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $14.33
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.06
  Net realized and unrealized gain/(loss)
    on investments                                0.76
  Net increase/(decrease) in net asset
    value from operations                         0.82
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.13)
  Distributions from net realized capital
    gains                                        (0.62)
  Total dividends and distributions              (0.75)
  Net asset value, end of period                 $14.40
  TOTAL RETURN++                                  1.25%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $4,296
  Ratio of operating expenses to average
    net assets                                   2.30%+
  Ratio of net investment income/(loss)
    to average net assets                        0.36%+
  Portfolio turnover rate                          44%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       2.39%+

* International Value Fund Investor B Shares commenced operations on May 22,
1998.
** The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of International Value Master Portfolio.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income (loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) Amount represents results prior to conversion to a master-feeder structure.

NATIONS INTERNATIONAL VALUE FUND**

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR C SHARES                            03/31/03#            03/31/02#            03/31/01             03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $16.39               $17.07               $18.65               $14.41
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.02                 0.04                 0.16                 0.21
  Net realized and unrealized gain/(loss)
    on investments                              (4.82)               (0.27)               (0.41)                4.69
  Net increase/(decrease) in net asset
    value from operations                       (4.80)               (0.23)               (0.25)                4.90
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.04)               (0.09)               (0.13)               (0.17)
  Distributions from net realized capital
    gains                                       (0.09)               (0.36)               (1.20)               (0.49)
  Total dividends and distributions             (0.13)               (0.45)               (1.33)               (0.66)
  Net asset value, end of period                $11.46               $16.39               $17.07               $18.65
  TOTAL RETURN++                               (29.52)%              (1.16)%              (1.45)%              34.64%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $113,594             $149,979              $48,784              $13,725
  Ratio of operating expenses to average
    net assets                                   2.17%                2.19%                2.13%              2.24%(a)
  Ratio of net investment income/(loss)
    to average net assets                        0.16%                0.36%                0.89%                1.11%
  Portfolio turnover rate                         --                   --                   --                 12%(b)
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       2.23%                2.23%                2.23%              2.34%(a)

                                              PERIOD ENDED
  INVESTOR C SHARES                            03/31/99*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $13.33
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.06
  Net realized and unrealized gain/(loss)
    on investments                                1.77
  Net increase/(decrease) in net asset
    value from operations                         1.83
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.13)
  Distributions from net realized capital
    gains                                        (0.62)
  Total dividends and distributions              (0.75)
  Net asset value, end of period                 $14.41
  TOTAL RETURN++                                  3.98%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $182
  Ratio of operating expenses to average
    net assets                                   2.30%+
  Ratio of net investment income/(loss)
    to average net assets                        0.36%+
  Portfolio turnover rate                          44%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       2.39%+

* International Value Fund Investor C Shares commenced operations on June 15, 1998.
** The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of International Value Master Portfolio.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income (loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) Amount represents results prior to conversion to a master-feeder structure.

NATIONS INTERNATIONAL EQUITY FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR A SHARES                            03/31/03#            03/31/02#            03/31/01#            03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.30               $10.95               $16.51               $13.97
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.08                 0.06                 0.07                 0.06
  Net realized and unrealized gain/(loss)
    on investments                              (2.47)               (0.71)               (4.38)                4.86
  Net increase/(decrease) in net asset
    value from operations                       (2.39)               (0.65)               (4.31)                4.92
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.04)                 --                 (0.09)               (0.05)
  Distributions from net realized capital
    gains                                         --                   --                 (1.16)               (2.33)
  Total dividends and distributions             (0.04)                 --                 (1.25)               (2.38)
  Net increase in net asset value from
    redemption fees                              $0.06                 --                   --                   --
  Net asset value, end of year                   $7.93               $10.30               $10.95               $16.51
  TOTAL RETURN++                               (22.71)%              (5.94)%             (27.54)%              39.54%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $18,870              $30,067              $46,770              $43,111
  Ratio of operating expenses to average
    net assets                                   1.43%                1.41%                1.40%                1.39%
  Ratio of net investment income/(loss)
    to average net assets                        0.85%                0.63%                0.64%                0.44%
  Portfolio turnover rate                         --                   --                   --                 129%##
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.43%                1.41%                1.41%                1.43%

                                               YEAR ENDED
  INVESTOR A SHARES                             03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $14.67
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.08
  Net realized and unrealized gain/(loss)
    on investments                                0.40
  Net increase/(decrease) in net asset
    value from operations                         0.48
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.11)
  Distributions from net realized capital
    gains                                        (1.07)
  Total dividends and distributions              (1.18)
  Net increase in net asset value from
    redemption fees                                --
  Net asset value, end of year                   $13.97
  TOTAL RETURN++                                  3.59%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $12,785
  Ratio of operating expenses to average
    net assets                                    1.38%
  Ratio of net investment income/(loss)
    to average net assets                         0.54%
  Portfolio turnover rate                         146%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.38%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of International Equity Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income (loss) has been calculated using the monthly average shares method.
## Amount represents results prior to conversion to a master-feeder structure.

NATIONS INTERNATIONAL EQUITY FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR B SHARES                            03/31/03#            03/31/02#            03/31/01#            03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $9.87               $10.56               $16.06               $13.75
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.02                (0.01)                 --                 (0.05)
  Net realized and unrealized gain/(loss)
    on investments                              (2.38)               (0.68)               (4.27)                4.72
  Net increase/(decrease) in net asset
    value from operation                        (2.36)               (0.69)               (4.27)                4.67
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.01)                 --                 (0.07)               (0.03)
  Distributions from net realized capital
    gains                                         --                   --                 (1.16)               (2.33)
  Total dividends and distributions             (0.01)                 --                 (1.23)               (2.36)
  Net increase in net asset value from
    redemption fees                              --##                  --                   --                   --
  Net asset value, end of year                   $7.50                $9.87               $10.56               $16.06
  TOTAL RETURN++                               (23.96)%              (6.53)%             (28.11)%              38.14%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $7,068               $14,408              $20,747              $32,073
  Ratio of operating expenses to average
    net assets                                   2.18%                2.16%                2.15%                2.14%
  Ratio of net investment income/(loss)
    to average net assets                        0.10%               (0.12)%              (0.11)%              (0.31)%
  Portfolio turnover rate                         --                   --                   --                 129%###
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       2.18%                2.16%                2.16%                2.18%

                                               YEAR ENDED
  INVESTOR B SHARES                             03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $14.56
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.03)
  Net realized and unrealized gain/(loss)
    on investments                                0.38
  Net increase/(decrease) in net asset
    value from operation                          0.35
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.09)
  Distributions from net realized capital
    gains                                        (1.07)
  Total dividends and distributions              (1.16)
  Net increase in net asset value from
    redemption fees                                --
  Net asset value, end of year                   $13.75
  TOTAL RETURN++                                  2.65%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $28,266
  Ratio of operating expenses to average
    net assets                                    2.13%
  Ratio of net investment income/(loss)
    to average net assets                        (0.21)%
  Portfolio turnover rate                         146%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        2.13%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of International Equity Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income (loss) has been calculated using the monthly average shares method.
## Amount represents less than $(0.01) per share.
### Amount represents results prior to conversion to a master-feeder structure.

NATIONS INTERNATIONAL EQUITY FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR C SHARES                            03/31/03#            03/31/02#            03/31/01#            03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $9.63               $10.30               $15.72               $13.52
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.01                (0.01)               (0.02)               (0.03)
  Net realized and unrealized gain/(loss)
    on investments                              (2.33)               (0.66)               (4.17)                4.60
  Net increase/(decrease) in net asset
    value from operations                       (2.32)               (0.67)               (4.19)                4.57
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.01)                 --                 (0.07)               (0.04)
  Distributions from net realized capital
    gains                                         --                   --                 (1.16)               (2.33)
  Total dividends and distributions             (0.01)                 --                 (1.23)               (2.37)
  Net increase in net asset value from
    redemption fees                              0.13                  --                   --                   --
  Net asset value, end of year                   $7.43                $9.63               $10.30               $15.72
  TOTAL RETURN++                               (22.78)%              (6.50)%             (28.22)%              38.12%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $1,249               $1,245               $1,166                $987
  Ratio of operating expenses to average
    net assets                                   2.18%                2.16%                2.15%                2.14%
  Ratio of net investment income/(loss)
    to average net assets                        0.10%               (0.12)%              (0.11)%              (0.31)%
  Portfolio turnover rate                         --                   --                   --                 129%##
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       2.18%                2.16%                2.16%                2.18%

                                               YEAR ENDED
  INVESTOR C SHARES                             03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $14.34
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.03)
  Net realized and unrealized gain/(loss)
    on investments                                0.37
  Net increase/(decrease) in net asset
    value from operations                         0.34
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.09)
  Distributions from net realized capital
    gains                                        (1.07)
  Total dividends and distributions              (1.16)
  Net increase in net asset value from
    redemption fees                                --
  Net asset value, end of year                   $13.52
  TOTAL RETURN++                                  2.63%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)              $824
  Ratio of operating expenses to average
    net assets                                    2.13%
  Ratio of net investment income/(loss)
    to average net assets                        (0.21)%
  Portfolio turnover rate                         146%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        2.13%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of International Equity Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents results prior to conversion to a master-feeder structure.

NATIONS MARSICO INTERNATIONAL
OPPORTUNITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                     YEAR ENDED                         YEAR ENDED
  INVESTOR A SHARES                                   03/31/03#                          03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                  $8.32                              $8.01
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                          0.01                              (0.01)
  Net realized and unrealized gain/(loss)
   on investments                                      (1.40)                              0.32
  Net increase/(decrease) in net asset
   value from operations                               (1.39)                              0.31
  Net asset value, end of period                        $6.93                              $8.32
  TOTAL RETURN++                                      (16.71)%                             3.87%
  RATIOS TO AVERAGE NET
   ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                 $2,272                             $1,526
  Ratio of operating expenses to average
   net assets                                         1.73%(a)                          1.67%(a)(b)
  Ratio of net investment income/(loss)
   to average net assets                                0.33%                             (0.33)%
  Portfolio turnover rate                               193%                               307%
  Ratio of operating expenses to average
   net assets without waivers and/or
   expense reimbursements                             2.05%(a)                           4.27%(a)

                                                     PERIOD ENDED
  INVESTOR A SHARES                                   03/31/01#*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                  $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                          (0.01)
  Net realized and unrealized gain/(loss)
   on investments                                       (1.98)
  Net increase/(decrease) in net asset
   value from operations                                (1.99)
  Net asset value, end of period                         $8.01
  TOTAL RETURN++                                       (19.90)%
  RATIOS TO AVERAGE NET
   ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                  $2,797
  Ratio of operating expenses to average
   net assets                                           1.72%+
  Ratio of net investment income/(loss)
   to average net assets                               (0.13)%+
  Portfolio turnover rate                                442%
  Ratio of operating expenses to average
   net assets without waivers and/or
   expense reimbursements                               6.53%+

* Marsico International Opportunities Fund Investor A Shares commenced operations on August 1, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MARSICO INTERNATIONAL
OPPORTUNITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED                      YEAR ENDED
  INVESTOR B SHARES                                 03/31/03#                       03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                $8.22                           $7.97
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                        (0.04)                          (0.07)
  Net realized and unrealized gain/(loss)
    on investments                                    (1.39)                           0.32
  Net increase/(decrease) in net asset
    value from operations                             (1.43)                           0.25
  Net asset value, end of period                      $6.79                           $8.22
  TOTAL RETURN++                                     (17.40)%                         3.14%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                $2,782                          $1,951
  Ratio of operating expenses to average
    net assets                                       2.48%(a)                      2.42%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                            (0.42)%                         (1.08)%
  Portfolio turnover rate                              193%                            307%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                           2.80%(a)                        5.02%(a)

                                                    PERIOD ENDED
  INVESTOR B SHARES                                  03/31/01#*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                 $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                         (0.08)
  Net realized and unrealized gain/(loss)
    on investments                                     (1.95)
  Net increase/(decrease) in net asset
    value from operations                              (2.03)
  Net asset value, end of period                       $7.97
  TOTAL RETURN++                                      (20.30)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                 $2,031
  Ratio of operating expenses to average
    net assets                                         2.47%+
  Ratio of net investment income/(loss)
    to average net assets                             (0.88)%+
  Portfolio turnover rate                               442%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                             7.28%+

* Marsico International Opportunities Fund Investor B Shares commenced operations on August 1, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MARSICO INTERNATIONAL
OPPORTUNITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                     YEAR ENDED                        YEAR ENDED
  INVESTOR C SHARES                                  03/31/03#                         03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                 $8.22                             $7.97
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                         (0.05)                            (0.07)
  Net realized and unrealized gain/(loss)
   on investments                                      (1.37)                             0.32
  Net increase/(decrease) in net asset
   value from operations                               (1.42)                             0.25
  Net asset value, end of period                       $6.80                             $8.22
  TOTAL RETURN++                                      (17.27)%                           3.14%
  RATIOS TO AVERAGE NET
   ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                  $869                              $869
  Ratio of operating expenses to average
   net assets                                         2.48%(a)                        2.42%(a)(b)
  Ratio of net investment income/(loss)
   to average net assets                              (0.42)%                           (1.08)%
  Portfolio turnover rate                               193%                              307%
  Ratio of operating expenses to average
   net assets without waivers and/or
   expense reimbursements                             2.80%(a)                          5.02%(a)

                                                     PERIOD ENDED
  INVESTOR C SHARES                                   03/31/01#*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                  $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                          (0.09)
  Net realized and unrealized gain/(loss)
   on investments                                       (1.94)
  Net increase/(decrease) in net asset
   value from operations                                (2.03)
  Net asset value, end of period                        $7.97
  TOTAL RETURN++                                       (20.30)%
  RATIOS TO AVERAGE NET
   ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                   $974
  Ratio of operating expenses to average
   net assets                                           2.47%+
  Ratio of net investment income/(loss)
   to average net assets                               (0.88)%+
  Portfolio turnover rate                                442%
  Ratio of operating expenses to average
   net assets without waivers and/or
   expense reimbursements                               7.28%+

* Marsico International Opportunities Fund Investor C Shares commenced operations on August 1, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match, buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB CONVERTIBLE SECURITIES INDEX -- a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

LEHMAN AGGREGATE BOND INDEX -- an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN GOVERNMENT/CORPORATE BOND INDEX -- an unmanaged index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES INDEX -- a widely used measure of convertible securities performance, this unmanaged index measures the performance of all U.S. dollar denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance. The index is reweighted daily to reflect all market value increases and decreases, as well as new issues and redemptions. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MSCI EAFE INDEX -- Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investment. It is not available for investment.

MSCI WORLD INDEX -- Morgan Stanley Capital International World Index is an unmanaged index consisting of securities listed on exchanges in the major European and Asian countries, Australia and the U.S. and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is not available for investment.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

RUSSELL 1000 INDEX -- an unmanaged index comprised of the 1000 largest stocks in the Russell 3000 Index. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a "large cap" index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000 GROWTH INDEX -- an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000 VALUE INDEX -- an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000 INDEX -- an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000 GROWTH INDEX -- an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance, with a greater than average growth orientation. Companies in the Russell 2000 Growth Index tend to exhibit higher price-to-book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000 VALUE INDEX -- an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000 GROWTH INDEX -- an unmanaged index comprised of securities in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation. Companies in the Russell 3000 Growth Index tend to exhibit higher price to book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP GROWTH INDEX -- an unmanaged index which measures the performance of those Russell MidCap companies with higher price-to-book ratios and forecasted growth values. The companies are included in the Russell 1000 Growth Index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) INDEX -- an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.0 billion; the median market capitalization was approximately $2.9 billion. The largest company in the index had an approximate market capitalization of $12 billion. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) VALUE INDEX -- an unmanaged index which measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500(1) -- Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P MIDCAP 400(1) -- an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P SMALLCAP 600(1) -- Standard & Poor's SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. TREASURY OBLIGATION -- a debt security issued by the U.S. Treasury.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)S&P has not reviewed any stock included in the S&P 500, S&P SmallCap 600, or S&P MidCap 400 Index for its investment merit. S&P determines and calculates its indices independently of the Funds and is not a sponsor or affiliate of the Funds. S&P gives no information and makes no statements about the suitability of investing in the Funds or the ability of its indices to track stock market performance. S&P makes no guarantees about the indices, any data included in them and the suitability of the indices or its data for any purpose. "Standard and Poor's," "S&P 500" and "S&P 600" are trademarks of The McGraw-Hill Companies, Inc.

Where to find more information
(QUESTION MARK GRAPHIC)

You'll find more information about Nations Funds International/Global Stock Funds in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS



      The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Funds and their policies. The
                   SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations
      Funds:

      By telephone: 1.800.321.7854

      By mail:
      NATIONS FUNDS
      C/O BACAP DISTRIBUTORS, LLC
      ONE BANK OF AMERICA PLAZA
      33RD FLOOR
      CHARLOTTE, NC 28255

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:
Nations Funds Trust, 811-09645
INTERPROIX-0803


                                                            (NATIONS FUNDS LOGO)

                Stock Funds
                ----------------------------------------------------------------
                Prospectus -- Investor A, B and C Shares
                August 1, 2003
(NATIONS FUNDS LOGO)

NATIONS CONVERTIBLE
SECURITIES FUND
NATIONS ASSET ALLOCATION FUND
NATIONS VALUE FUND
NATIONS MIDCAP VALUE FUND
NATIONS STRATEGIC GROWTH FUND
NATIONS MARSICO GROWTH FUND
NATIONS CAPITAL GROWTH FUND
NATIONS MARSICO FOCUSED EQUITIES FUND
NATIONS MIDCAP GROWTH FUND
NATIONS MARSICO
21ST CENTURY FUND
NATIONS SMALLCAP VALUE FUND
NATIONS SMALL COMPANY FUND

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 121.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Nations Funds Stock Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUNDS

Stock Funds invest primarily in equity securities of U.S. companies. Within the Stock Funds category is Nations Asset Allocation Fund. This Fund invests in a mix of equity and fixed income securities, as well as money market instruments.

The Funds also have different risk/return characteristics because they invest in different kinds of securities.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk.

Fixed income securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities.

Money market instruments include short-term debt securities that are government issued or guaranteed or have relatively low risk. Over time, the return on these investments may be lower than the return on other kinds of investments.

In every case, there's a risk that you'll lose money or you may not earn as much as you expect.

CHOOSING THE RIGHT FUNDS FOR YOU

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Stock Funds generally focus on long-term growth. They may be suitable for you if:

  - you have longer-term investment goals

  - they're part of a balanced portfolio

  - you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with equity securities

  - you have short-term investment goals

  - you're looking for a regular stream of income

Nations Asset Allocation Fund invests in a mix of equity and fixed income securities, as well as money market instruments. It may be suitable for you if:

  - you're looking for both long-term growth and income

  - you want a diversified portfolio in a single mutual fund

It may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with equity and fixed income securities

  - you have short-term investment goals

  - you're looking for a regular stream of income

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 6.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BACAP IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. BACAP AND NATIONS FUNDS HAVE ENGAGED A SUB-ADVISER, WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR CERTAIN FUNDS.




 YOU'LL FIND MORE ABOUT BACAP AND THE SUB-ADVISER STARTING ON PAGE 78.

--------------------------------------------------------------------------------


NATIONS CONVERTIBLE SECURITIES FUND                              6
------------------------------------------------------------------
NATIONS ASSET ALLOCATION FUND                                   12
------------------------------------------------------------------
NATIONS VALUE FUND                                              19
------------------------------------------------------------------
NATIONS MIDCAP VALUE FUND                                       25
------------------------------------------------------------------
NATIONS STRATEGIC GROWTH FUND                                   30
------------------------------------------------------------------
NATIONS MARSICO GROWTH FUND                                     36
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
NATIONS CAPITAL GROWTH FUND                                     42
------------------------------------------------------------------
NATIONS MARSICO FOCUSED EQUITIES FUND                           48
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
NATIONS MIDCAP GROWTH FUND                                      54
------------------------------------------------------------------
NATIONS MARSICO 21ST CENTURY FUND                               60
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
NATIONS SMALLCAP VALUE FUND                                     66
------------------------------------------------------------------
NATIONS SMALL COMPANY FUND                                      70
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     76
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       78

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Choosing a share class                                        82
     About Investor A Shares                                    83
        Front-end sales charge                                  83
        Contingent deferred sales charge                        83
     About Investor B Shares                                    84
        Contingent deferred sales charge                        84
     About Investor C Shares                                    85
        Contingent deferred sales charge                        85
     When you might not have to pay a sales charge              86
  Buying, selling and exchanging shares                         90
     How orders are processed                                   92
  How selling and servicing agents are paid                     98
  Distributions and taxes                                      100
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           102
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                  121
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) IS THIS FUND'S ADVISER. BACAP'S INCOME STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 78.

WHAT ARE CONVERTIBLE SECURITIES?

CONVERTIBLE SECURITIES, WHICH INCLUDE CONVERTIBLE BONDS AND CONVERTIBLE PREFERRED STOCKS, CAN BE EXCHANGED FOR COMMON STOCK AT A SPECIFIED RATE. THE COMMON STOCK IT CONVERTS TO IS CALLED THE "UNDERLYING" COMMON STOCK.

CONVERTIBLE SECURITIES TYPICALLY:

  - HAVE HIGHER INCOME POTENTIAL THAN THE UNDERLYING COMMON STOCK

  - ARE AFFECTED LESS BY CHANGES IN THE STOCK MARKET THAN THE UNDERLYING COMMON STOCK

  - HAVE THE POTENTIAL TO INCREASE IN VALUE IF THE VALUE OF THE UNDERLYING COMMON STOCK INCREASES

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to provide investors with a total investment return, comprised of current income and capital appreciation, consistent with prudent investment risk.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in convertible securities. Most convertible securities are issued by U.S. issuers.
                   The Fund may invest up to 15% of its assets in Eurodollar convertible securities.

Most convertible securities are not investment grade. The team generally chooses convertible securities that are rated at least "B" by a nationally recognized statistical rating organization (NRSRO). The team may choose unrated securities if it believes they are of comparable quality at the time of investment.

The Fund may invest directly in equity securities. The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team looks for opportunities to participate in the growth potential of the underlying common stocks, while earning income that is generally higher than the income these stocks earn.

When identifying individual investments, the team evaluates a number of factors, including:

  - the issuer's financial strength and revenue outlook

  - earnings trends, including changes in earnings estimates

  - the security's conversion feature and other characteristics

The team tries to limit conversion costs and generally sells securities when they take on the trading characteristics of the underlying common stock. The team also may convert securities to common shares when it believes it's appropriate to do so.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Convertible Securities Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- The team chooses convertible securities that it believes have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Fund's ability to meet its objective.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - INTEREST RATE RISK -- Certain of the convertible securities in which the Fund invests are fixed income securities. The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Fixed income securities with the lowest investment grade rating or that aren't investment grade are more speculative in nature than securities with higher ratings, and they tend to be more sensitive to credit risk, particularly during a downturn in the economy.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               22.71%   -5.85%   24.11%   19.45%   21.96%    6.58%   26.76%   14.86%   -7.90%   -9.63%



               *Year-to-date return as of June 30, 2003: 10.28%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 1999:           17.39%
         WORST: 3RD QUARTER 2002:         -10.59%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Investor A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the Merrill Lynch All Convertibles All Qualities Index, a widely used unmanaged index that measures the performance of convertible securities. Prior to August 1, 2003, the Fund compared its performance to the CSFB Convertible Securities Index. The Fund changed the index to which it compares its performance because the Merrill Lynch All Convertibles All Qualities Index is considered a more appropriate comparison. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                      1 YEAR    5 YEARS   10 YEARS
         INVESTOR A SHARES RETURNS BEFORE TAXES       -14.82%    4.01%      9.78%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                              -15.83%    0.97%      6.44%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES       -9.08%    2.10%      6.66%



         INVESTOR B SHARES RETURNS BEFORE TAXES       -14.71%     --        --



         INVESTOR C SHARES RETURNS BEFORE TAXES       -11.22%    4.60%      --



         MERRILL LYNCH ALL CONVERTIBLES ALL
           QUALITIES INDEX (REFLECTS NO DEDUCTIONS
           FOR FEES, EXPENSES OR TAXES)                -8.58%    3.63%      8.68%



         CSFB CONVERTIBLE SECURITIES INDEX (REFLECTS
           NO DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                                      -6.20%    4.17%      8.60%




--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                           Investor A   Investor B   Investor C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          5.75%         none         none



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                    none(1)       5.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees                              0.65%        0.65%        0.65%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.32%        0.32%        0.32%
                                                       -------      -------      -------



         Total annual Fund operating expenses         1.22%        1.97%        1.97%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                       $692     $941     $1,208     $1,970



         INVESTOR B SHARES                       $700     $918     $1,262     $2,102



         INVESTOR C SHARES                       $300     $618     $1,062     $2,296

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $200     $618     $1,062     $2,102



         INVESTOR C SHARES                       $200     $618     $1,062     $2,296

NATIONS ASSET ALLOCATION FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S INVESTMENT STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE EQUITY PORTION OF THE FUND. BACAP'S FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FIXED INCOME AND MONEY MARKET PORTIONS OF THE FUND.




 YOU'LL FIND MORE ABOUT BACAP STARTING ON PAGE 78.

WHAT IS AN ASSET ALLOCATION FUND?

THIS ASSET ALLOCATION FUND INVESTS IN A MIX OF EQUITY AND FIXED INCOME SECURITIES, AND CASH EQUIVALENTS.

EACH OF THESE "ASSET CLASSES" HAS DIFFERENT RISK/RETURN CHARACTERISTICS. THE PORTFOLIO MANAGEMENT TEAM CHANGES THE MIX BASED ON ITS ASSESSMENT OF THE EXPECTED RISKS AND RETURNS OF EACH CLASS.

ASSET ALLOCATION FUNDS LIKE THIS ONE CAN PROVIDE A DIVERSIFIED ASSET MIX FOR YOU IN A SINGLE INVESTMENT.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to obtain long-term growth from capital appreciation, and dividend and interest income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests in a mix of equity and fixed income securities, as well as cash equivalents, including U.S. government obligations, commercial paper and other short-term, interest-bearing instruments.

The team uses asset allocation and active security selection as its principal investment approach. The team actively allocates assets among the three asset classes based on its assessment of the expected risks and returns of each class.

The equity securities the Fund invests in are primarily common stocks of medium and large-sized companies whose market capitalizations typically are at least $1 billion and that are believed to have potential for long-term growth.

For the equity portion of the Fund, the team starts with a universe of companies that have been identified using a disciplined analytical process. The investment potential of these companies and their industries have been assessed by evaluating:

  - the growth prospects of the industry

  - a company's relative competitive position in the industry

  - which companies are mature, fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity

  - a company's current operating margins relative to its historic range

  - various measures of relative valuation, including price to cash flow and relative dividend yield

  - indicators of potential stock price appreciation. These could have taken the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors

It is believed that this fundamental analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

The team then uses quantitative analysis to create a core portfolio from the identified companies, evaluating each company's earnings trends and stock valuations, among other things.

In managing the portfolio, the team considers the characteristics of the Russell 1000 Index as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

The fixed income securities the Fund invests in are primarily investment grade bonds and notes; however, the Fund may invest up to 10% of its total assets in high yield debt securities which are often referred to as "junk bonds". The Fund normally invests at least 25% of its assets in senior securities. The Fund may also invest up to 35% of its assets in mortgage-backed and asset-backed securities.

In the fixed income portion of its portfolio, the Fund may also engage in repurchase, reverse purchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options, and other derivative instruments to seek to enhance returns, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in an underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team may sell a security when the Fund's asset allocation changes, if there is a deterioration in the issuer's financial situation, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  - may limit the number of buy and sell transactions it makes

  - may try to sell shares that have the lowest tax burden on shareholders

  - may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Asset Allocation Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns the team expects, or will fall in value.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - INTEREST RATE RISK -- The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - MORTGAGE-RELATED RISK -- The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

      - ASSET-BACKED SECURITIES RISK -- Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

      - INVESTMENT IN OTHER NATIONS FUNDS -- The Fund may pursue its high yield securities strategy by investing in High Yield Portfolio rather than directly in high yield securities. High Yield Portfolio is a registered investment company in the Nations Funds Family whose interests are offered by private placements only. BACAP and its affiliates may be entitled to reimbursement for certain expenses from High Yield Portfolio in addition to the fees which they are entitled to receive from Nations Asset Allocation Fund for services provided directly. The Fund may also pursue its fixed income securities strategy by investing in Nations Bond Fund. BACAP and its affiliates are entitled to receive fees from Nations Bond Fund for providing advisory and other services, in addition to the fees which they are entitled to receive from Nations Asset Allocation Fund for services provided directly. BACAP and its affiliates may waive fees which they are entitled to receive from either High Yield Portfolio or Nations Bond Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

EFFECTIVE JANUARY 1, 2002, BACAP'S GROWTH STRATEGIES TEAM REPLACED CHICAGO EQUITY PARTNERS, LLC (CHICAGO EQUITY) AS THE TEAM RESPONSIBLE FOR THE DAY-TO-DAY PORTFOLIO MANAGEMENT FOR THE EQUITY PORTION OF THE FUND. BACAP HAS A DIFFERENT EQUITY INVESTMENT STYLE THAN CHICAGO EQUITY.

EFFECTIVE DECEMBER 31, 2002, THE FUND'S PRINCIPAL INVESTMENT STRATEGIES WERE MODIFIED AND THE BACAP INVESTMENT STRATEGIES TEAM TOOK OVER THE DAY-TO-DAY PORTFOLIO MANAGEMENT OF THE EQUITY PORTION OF THE FUND.

--------------------------------------------------------------------------------


(BARCHART GRAPHIC) A LOOK AT THE FUND'S PERFORMANCE
                   The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1995     1996     1997     1998     1999     2000     2001     2002
                ----     ----     ----     ----     ----     ----     ----     ----
               26.90%   15.66%   21.38%   21.09%   11.11%   -0.75%   -6.57%   -15.15%



               *Year-to-date return as of June 30, 2003:  8.18%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 1998:           12.77%
         WORST: 2ND QUARTER 2002:          -8.69%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Investor A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the Russell 1000 Index and the Lehman Aggregate Bond Index. The Russell 1000 Index is an unmanaged index comprised of the 1,000 largest stocks in the Russell 3000 Index. The Lehman Aggregate Bond Index is an unmanaged index made up of the Lehman Government/Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. Prior to December 31, 2002, the Fund compared its performance to the S&P 500. The Fund changed the index to which it compares its performance because the Russell 1000 Index is considered a more appropriate comparison. All dividends are reinvested. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                       1 YEAR    5 YEARS    FUND*
         INVESTOR A SHARES RETURNS BEFORE TAXES        -20.03%   -0.04%     6.47%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                               -20.56%   -1.44%     4.60%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES       -12.29%   -0.33%     4.65%



         INVESTOR B SHARES RETURNS BEFORE TAXES        -19.95%     --      -2.91%



         INVESTOR C SHARES RETURNS BEFORE TAXES        -16.60%    0.45%     3.66%



         RUSSELL 1000 INDEX (REFLECTS NO DEDUCTIONS
           FOR FEES, EXPENSES OR TAXES)                -21.65%   -0.58%     8.80%



         LEHMAN AGGREGATE BOND INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR TAXES)      10.25%    7.55%     7.18%



         S&P 500 (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                          -22.09%   -0.58%     8.94%

      *THE INCEPTION DATES OF INVESTOR A SHARES, INVESTOR B SHARES AND INVESTOR
       C SHARES ARE JANUARY 18, 1994, JULY 15, 1998 AND NOVEMBER 11, 1996, RESPECTIVELY. THE RETURNS FOR THE INDICES SHOWN ARE FROM INCEPTION OF INVESTOR A SHARES.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                           Investor A   Investor B   Investor C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          5.75%         none         none



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                    none(1)       5.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees                              0.65%        0.65%        0.65%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.39%        0.39%        0.39%
                                                       -------      -------      -------



         Total annual Fund operating expenses         1.29%        2.04%        2.04%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARES CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                       $699     $961     $1,243     $2,045



         INVESTOR B SHARES                       $707     $940     $1,298     $2,176



         INVESTOR C SHARES                       $307     $640     $1,098     $2,369

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $207     $640     $1,098     $2,176



         INVESTOR C SHARES                       $207     $640     $1,098     $2,369

NATIONS VALUE FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S VALUE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 78.

WHAT IS VALUE INVESTING?

VALUE INVESTING MEANS LOOKING FOR "UNDERVALUED" COMPANIES -- QUALITY COMPANIES THAT MAY BE CURRENTLY OUT OF FAVOR AND SELLING AT A REDUCED PRICE, BUT THAT HAVE GOOD POTENTIAL TO INCREASE IN VALUE.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks growth of capital by investing in companies that are believed to be undervalued.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund normally invests at least 80% of its assets in common stocks of U.S.
                   companies. It generally invests in companies in a broad range of industries with market capitalizations of at least $1 billion and daily trading volumes of at least $3 million. The Fund may also invest up to 20% of its assets in foreign securities.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses a three prong approach, combining fundamental and quantitative analysis with risk management to identify value opportunities and construct the portfolio. The management team looks at, among other things:

  - mature, fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity

  - various measures of relative valuation, including price to cash flow and relative dividend yield. The team believes that companies with lower relative valuation are generally more likely to provide better opportunities for capital appreciation

  - a company's current operating margins relative to its historic range

  - indicators of potential stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors

Additionally, the management team uses analytical tools to actively monitor the risk profile of the portfolio.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  - may limit the number of buy and sell transactions it makes

  - may try to sell shares that have the lowest tax burden on shareholders

  - may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Value Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks that it believes are undervalued, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Fund may invest up to 20% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               16.06%   -3.08%   35.78%   20.85%   26.30%   17.14%    0.99%    3.66%   -7.45%   -19.32%



               *Year-to-date return as of June 30, 2003:  10.48%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 1998:           19.39%
         WORST: 3RD QUARTER 2002:         -20.50%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Investor A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the Russell 1000 Value Index, an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. The index is weighted by market capitalization and is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                             LIFE OF
                                              1 YEAR    5 YEARS   10 YEARS    FUND*
         INVESTOR A SHARES RETURNS BEFORE
           TAXES                              -23.93%   -2.91%      7.24%     8.25%



         INVESTOR A SHARES RETURNS AFTER
           TAXES ON DISTRIBUTIONS             -24.49%   -5.31%      4.44%     5.79%



         INVESTOR A SHARES RETURNS AFTER
           TAXES ON DISTRIBUTIONS AND SALE
           OF FUND SHARES                     -14.37%   -2.00%      5.65%     6.54%



         INVESTOR B SHARES RETURNS BEFORE
           TAXES                              -23.91%   -2.73%      --        6.94%



         INVESTOR C SHARES RETURNS BEFORE
           TAXES                              -20.69%   -2.42%      7.19%     7.62%



         RUSSELL 1000 VALUE INDEX (REFLECTS
           NO DEDUCTIONS FOR FEES, EXPENSES
           OR TAXES)                          -15.52%    1.16%     10.80%    10.53%

      *THE INCEPTION DATES OF INVESTOR A SHARES, INVESTOR B SHARES AND INVESTOR
       C SHARES ARE DECEMBER 6, 1989, JUNE 7, 1993 AND JUNE 17, 1992, RESPECTIVELY. THE RETURN FOR THE INDEX SHOWN IS FROM INCEPTION OF INVESTOR A SHARES.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                           Investor A   Investor B   Investor C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          5.75%         none         none



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                    none(1)       5.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees                              0.65%        0.65%        0.65%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.32%        0.32%        0.32%
                                                       -------      -------      -------



         Total annual Fund operating expenses         1.22%        1.97%        1.97%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                       $692     $941     $1,208     $1,970



         INVESTOR B SHARES                       $700     $918     $1,262     $2,102



         INVESTOR C SHARES                       $300     $618     $1,062     $2,296

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $200     $618     $1,062     $2,102



         INVESTOR C SHARES                       $200     $618     $1,062     $2,296

NATIONS MIDCAP VALUE FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S VALUE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 78.

WHAT IS VALUE INVESTING?

VALUE INVESTING MEANS LOOKING FOR "UNDERVALUED" COMPANIES -- QUALITY COMPANIES THAT MAY BE CURRENTLY OUT OF FAVOR AND SELLING AT A REDUCED PRICE, BUT THAT HAVE GOOD POTENTIAL TO INCREASE IN VALUE.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital with income as a secondary consideration.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of U.S. companies whose market capitalizations are within the range of the companies within the Russell MidCap Value Index (currently between
                   $321 million and $12.5 billion) and that are believed to have the potential for long-term growth. The Fund may also invest up to 20% of its assets in foreign securities.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses a three prong approach, combining fundamental and quantitative analysis with risk management to identify value opportunities and construct the portfolio. The management team looks at, among other things:

  - mature, fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity

  - various measures of relative valuation, including price to cash flow and relative dividend yield. The team believes that companies with lower relative valuation are generally more likely to provide better opportunities for capital appreciation

  - a company's current operating margins relative to its historic range

  - indicators of potential stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors.

Additionally, the management team uses analytical tools to actively monitor the risk profile of the portfolio.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  - may limit the number of buy and sell transactions it makes

  - may try to sell shares that have the lowest tax burden on shareholders

  - may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations MidCap Value Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks it believes are undervalued with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Fund may invest up to 20% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2002
                ----
               -13.24%



               *Year-to-date return as of June 30, 2003:  12.16%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 1ST QUARTER 2002:            6.99%
         WORST: 3RD QUARTER 2002:         -17.90%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Investor A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the Russell MidCap Value Index, an unmanaged index which measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The Russell MidCap Value Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                         LIFE OF
                                                               1 YEAR     FUND*
         INVESTOR A SHARES RETURNS BEFORE TAXES                -18.26%   -12.09%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                       -18.53%   -12.37%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES               -11.20%    -9.78%



         INVESTOR B SHARES RETURNS BEFORE TAXES                -18.15%   -11.23%



         INVESTOR C SHARES RETURNS BEFORE TAXES                -14.72%    -7.93%



         RUSSELL MIDCAP VALUE INDEX (REFLECTS NO DEDUCTIONS
           FOR FEES, EXPENSES OR TAXES)                         -9.64%    -5.46%

      *THE INCEPTION DATE OF INVESTOR A SHARES, INVESTOR B SHARES AND INVESTOR C
       SHARES IS NOVEMBER 20, 2001. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                           Investor A   Investor B   Investor C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          5.75%         none         none



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                    none(1)       5.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees                              0.75%        0.75%        0.75%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.36%        0.36%        0.36%
                                                       -------      -------      -------



         Total annual Fund operating expenses(5)      1.36%        2.11%        2.11%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 1.50%, 2.25% and 2.25%, respectively for Investor A, Investor B and Investor C Shares until July 31, 2004. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
         INVESTOR A SHARES                 $706      $982      $1,278      $2,119



         INVESTOR B SHARES                 $714      $961      $1,334      $2,250



         INVESTOR C SHARES                 $314      $661      $1,134      $2,441

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
         INVESTOR B SHARES                 $214      $661      $1,134      $2,250



         INVESTOR C SHARES                 $214      $661      $1,134      $2,441

NATIONS STRATEGIC GROWTH FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

BACAP IS THE MASTER PORTFOLIO'S ADVISER. BACAP'S GROWTH STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 78.

MINIMIZING TAXES

THE MASTER PORTFOLIO'S PROACTIVE TAX MANAGEMENT STRATEGY MAY HELP REDUCE CAPITAL GAINS DISTRIBUTIONS. THE TAX MANAGEMENT STRATEGY SEEKS TO LIMIT PORTFOLIO TURNOVER, OFFSET CAPITAL GAINS WITH CAPITAL LOSSES AND SELL SECURITIES THAT HAVE THE LOWEST TAX BURDEN ON SHAREHOLDERS.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations Strategic Growth Master Portfolio
                   (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio normally invests at least 65% of its assets in common stocks of companies that it selects from most major industry sectors. The Master Portfolio normally holds 60 to 80 securities, which include common stocks, preferred stocks and convertible securities like warrants and rights. It may hold up to 20% of its assets in foreign securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalizations of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

  - the growth prospects of the company's industry

  - the company's relative competitive position in the industry

The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

In actively managing the portfolio, the team considers the characteristics of the S&P 500 as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

The team may sell a security when it believes that the profitability of the company's industry is beginning to decline, there is a meaningful deterioration in the company's competitive position, the company's management fails to execute its business strategy, when the team considers the security's price to be overvalued, or for other reasons.

The team may use various strategies, consistent with the Master Portfolio's investment objective, to try to reduce the amount of capital gains and income distributed to shareholders. For example, the team:

  - will focus on long-term investments to try to limit the number of buy and sell transactions

  - may try to sell securities that have the lowest tax burden on shareholders

  - may offset capital gains by selling securities to realize a capital loss

  - invests primarily in securities with lower dividend yields

  - may use options, instead of selling securities

While the Master Portfolio may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Strategic Growth Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks that are believed to have the potential for long-term growth. There is a risk that the value of these investments will not rise as expected, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest up to 20% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2000     2001     2002
                ----     ----     ----
               -12.55%  -12.42%  -27.67%



               *Year-to-date return as of June 30, 2003:  11.86%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 2001:           12.41%
         WORST: 3RD QUARTER 2001:         -16.05%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Investor A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                         LIFE OF
                                                               1 YEAR     FUND*
         INVESTOR A SHARES RETURNS BEFORE TAXES                -31.84%   -13.35%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                       -31.93%   -13.42%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES               -19.55%   -10.29%



         INVESTOR B SHARES RETURNS BEFORE TAXES                -31.79%   -13.23%



         INVESTOR C SHARES RETURNS BEFORE TAXES                -29.00%   -12.47%



         S&P 500 (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES
           OR TAXES)                                           -22.09%   -10.15%

      *THE INCEPTION DATE OF INVESTOR A SHARES, INVESTOR B SHARES AND INVESTOR C
       SHARES IS AUGUST 2, 1999. THE RETURN FOR THE INDEX SHOWN IS FROM THAT
       DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                           Investor A   Investor B   Investor C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          5.75%         none         none



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                    none(1)       5.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)(5)



         Management fees                              0.65%        0.65%        0.65%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.29%        0.29%        0.29%
                                                       -------      -------      -------



         Total annual Fund operating expenses         1.19%        1.94%        1.94%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                       $689     $932     $1,193     $1,938



         INVESTOR B SHARES                       $697     $909     $1,247     $2,070



         INVESTOR C SHARES                       $297     $609     $1,047     $2,264

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $197     $609     $1,047     $2,070



         INVESTOR C SHARES                       $197     $609     $1,047     $2,264

NATIONS MARSICO GROWTH FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

BACAP IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL MANAGEMENT, LLC (MARSICO CAPITAL) IS ITS SUB-ADVISER. THOMAS F. MARSICO AND JAMES A. HILLARY ARE THE CO-PORTFOLIO MANAGERS AND MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL, MR. MARSICO AND MR. HILLARY ON PAGE
 81.

WHY INVEST IN A GROWTH FUND?

GROWTH FUNDS INVEST IN COMPANIES THAT HAVE THE POTENTIAL FOR SIGNIFICANT INCREASES IN REVENUE OR EARNINGS. THESE ARE TYPICALLY COMPANIES THAT ARE DEVELOPING OR APPLYING NEW TECHNOLOGIES, PRODUCTS OR SERVICES IN GROWING INDUSTRY SECTORS.

WHILE THIS FUND INVESTS IN A WIDE RANGE OF COMPANIES AND INDUSTRIES, IT HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS. THIS MEANS IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT ALSO MEANS IT MAY HAVE RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations Marsico Growth Master Portfolio
                   (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio invests primarily in equity securities of large capitalization companies that are selected for their growth potential. It generally holds a core position of between 35 and 50 securities. It may hold up to 25% of its assets in foreign securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (e.g. a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards and transparent financial disclosure), strong and ethical management, apparent commitment to shareholder interests and reasonable valuations in the context of projected growth rates. This is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models include quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Marsico Growth Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- Marsico Capital uses an investment strategy that tries to identify equities with growth potential. There is a risk that the value of these investments will not rise as high as Marsico Capital expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

PRIOR TO MAY 10, 2002, THE FUND HAD A DIFFERENT NAME, INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1998     1999     2000     2001     2002
                ----     ----     ----     ----     ----
               38.62%   52.11%   -15.47%  -19.76%  -15.29%



               *Year-to-date return as of June 30, 2003:  12.45%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 1999:           35.19%
         WORST: 3RD QUARTER 2001:         -17.33%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSION, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Investor A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                        1 YEAR    5 YEARS    FUND*
         INVESTOR A SHARES RETURNS BEFORE TAXES         -20.15%    2.69%     2.69%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                -20.15%    2.60%     2.60%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES        -12.37%    2.15%     2.15%



         INVESTOR B SHARES RETURNS BEFORE TAXES         -20.13%    2.84%     2.84%



         INVESTOR C SHARES RETURNS BEFORE TAXES         -16.76%    3.21%     3.21%



         S&P 500 (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                           -22.09%   -0.58%    -0.58%

      *THE INCEPTION DATE OF INVESTOR A SHARES, INVESTOR B SHARES AND INVESTOR C
       SHARES IS DECEMBER 31, 1997. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                           Investor A   Investor B   Investor C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          5.75%         none         none



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                   none(1)        5.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)(5)



         Management fees                              0.75%        0.75%        0.75%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.42%        0.42%        0.42%
                                                       -------      -------      -------



         Total annual Fund operating expenses         1.42%        2.17%        2.17%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                       $711     $999     $1,308     $2,182



         INVESTOR B SHARES                       $720     $979     $1,364     $2,313



         INVESTOR C SHARES                       $320     $679     $1,164     $2,503

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $220     $679     $1,164     $2,313



         INVESTOR C SHARES                       $220     $679     $1,164     $2,503

NATIONS CAPITAL GROWTH FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S GROWTH STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 78.

WHAT IS A GROWTH FUND?

GROWTH FUNDS INVEST IN COMPANIES THAT HAVE THE POTENTIAL FOR SIGNIFICANT INCREASES IN REVENUE OR EARNINGS. THESE ARE TYPICALLY COMPANIES THAT ARE DEVELOPING OR APPLYING NEW TECHNOLOGIES, PRODUCTS OR SERVICES IN GROWING INDUSTRY SECTORS.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks growth of capital by investing in companies that are believed to have superior earnings growth potential.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund normally invests at least 65% of its assets in common stocks of companies that have one or more of the following characteristics:

      - above-average earnings growth compared with the Russell 1000 Growth
        Index

      - established operating histories, strong balance sheets and favorable financial performance

      - above-average return on equity compared with the Russell 1000 Growth
        Index

The Fund may also invest up to 20% of its assets in foreign securities. The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalization of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

  - the growth prospects of the company's industry

  - the company's relative competitive position in the industry

The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

In actively managing the portfolio, the team considers the characteristics of the Russell 1000 Growth Index as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

The team may sell a security when its price reaches a target set by the team, if the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  - may limit the number of buy and sell transactions it makes

  - may try to sell shares that have the lowest tax burden on shareholders

  - may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH)       RISKS AND OTHER THINGS TO CONSIDER
                   Nations Capital Growth Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks that it believes have superior growth potential and are selling at reasonable prices, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - FOREIGN INVESTMENT RISK -- Because the Fund may invest up to 20% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                7.53%   -1.55%   28.56%   18.29%   30.36%   29.73%   23.57%   -12.17%  -15.75%  -30.63%



               *Year-to-date return as of June 30, 2003:  12.59%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 1998:           28.21%
         WORST: 3RD QUARTER 2001:         -18.79%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Investor A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the Russell 1000 Growth Index, an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                             LIFE OF
                                              1 YEAR    5 YEARS   10 YEARS    FUND*
         INVESTOR A SHARES RETURNS BEFORE
           TAXES                              -34.61%   -4.96%     5.00%      5.64%



         INVESTOR A SHARES RETURNS AFTER
           TAXES ON DISTRIBUTIONS             -34.61%   -6.97%     2.15%      2.83%



         INVESTOR A SHARES RETURNS AFTER
           TAXES ON DISTRIBUTIONS AND SALE
           OF FUND SHARES                     -21.25%   -3.07%     4.14%      4.69%



         INVESTOR B SHARES RETURNS BEFORE
           TAXES                              -34.51%   -4.73%      --        5.28%



         INVESTOR C SHARES RETURNS BEFORE
           TAXES                              -31.83%   -4.55%     4.92%      5.54%



         RUSSELL 1000 GROWTH INDEX (REFLECTS
           NO DEDUCTIONS FOR FEES, EXPENSES
           OR TAXES)                          -27.88%   -3.84%     6.70%      7.24%

      *THE INCEPTION DATES OF INVESTOR A SHARES, INVESTOR B SHARES AND INVESTOR
       C SHARES ARE OCTOBER 2, 1992, JUNE 7, 1993 AND OCTOBER 2, 1992, RESPECTIVELY. THE RETURN FOR THE INDEX SHOWN IS FROM INCEPTION OF INVESTOR A SHARES.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                           Investor A   Investor B   Investor C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          5.75%         none         none



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                    none(1)       5.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees                              0.65%        0.65%        0.65%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.36%        0.36%        0.36%
                                                       -------      -------      -------



         Total annual Fund operating expenses         1.26%        2.01%        2.01%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                       $696     $952     $1,228     $2,013



         INVESTOR B SHARES                       $704     $930     $1,283     $2,144



         INVESTOR C SHARES                       $304     $630     $1,083     $2,338

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $204     $630     $1,083     $2,144



         INVESTOR C SHARES                       $204     $630     $1,083     $2,338

NATIONS MARSICO FOCUSED EQUITIES FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

BACAP IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. THOMAS F. MARSICO AND JAMES A. HILLARY ARE THE CO-PORTFOLIO MANAGERS AND MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL, MR. MARSICO AND MR. HILLARY ON PAGE
 81.

WHAT IS A FOCUSED FUND?

A FOCUSED FUND INVESTS IN A SMALL NUMBER OF COMPANIES. THIS FUND FOCUSES ON LARGE, ESTABLISHED AND WELL-KNOWN U.S. COMPANIES.

BECAUSE A FOCUSED FUND HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS, IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT MAY EARN RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations Marsico Focused Equities Master
                   Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in equity securities. The investments will mostly consist of equity securities of large capitalization companies. The Master Portfolio, which is non-diversified, generally holds a core position of 20 to 30 common stocks that are selected for their long-term growth potential. It may invest up to 25% of its assets in foreign securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (e.g. a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards and transparent financial disclosure), strong and ethical management, apparent commitment to shareholder interests and reasonable valuations in the context of projected growth rates. This is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models include quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Marsico Focused Equities Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - HOLDING FEWER INVESTMENTS -- The Master Portfolio is considered to be non-diversified because it may hold fewer investments than other kinds of equity funds. This increases the risk that its value could go down significantly if even only one of its investments performs poorly. The value of the Master Portfolio will tend to have greater price swings than the value of more diversified equity funds. The Master Portfolio may become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1998     1999     2000     2001     2002
                ----     ----     ----     ----     ----
               50.14%   52.85%   -17.32%  -19.11%  -15.73%



               *Year-to-date return as of June 30, 2003:  14.49%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 1999:           33.11%
         WORST: 1ST QUARTER 2001:         -17.82%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Investor A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                        1 YEAR    5 YEARS    FUND*
         INVESTOR A SHARES RETURNS BEFORE TAXES         -20.58%    4.04%     4.04%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                -20.58%    3.91%     3.91%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES        -12.63%    3.24%     3.24%



         INVESTOR B SHARES RETURNS BEFORE TAXES         -20.53%    4.24%     4.24%



         INVESTOR C SHARES RETURNS BEFORE TAXES         -17.14%    4.65%     4.65%



         S&P 500 (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                           -22.09%   -0.58%    -0.58%

      *THE INCEPTION DATE OF INVESTOR A SHARES, INVESTOR B SHARES AND INVESTOR C
       SHARES IS DECEMBER 31, 1997. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                           Investor A   Investor B   Investor C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          5.75%         none         none



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                    none(1)       5.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)(5)



         Management fees                              0.75%        0.75%        0.75%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.37%        0.37%        0.37%
                                                       -------      -------      -------



         Total annual Fund operating expenses         1.37%        2.12%        2.12%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                       $707     $985     $1,283     $2,130



         INVESTOR B SHARES                       $715     $964     $1,339     $2,261



         INVESTOR C SHARES                       $315     $664     $1,139     $2,452

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $215     $664     $1,139     $2,261



         INVESTOR C SHARES                       $215     $664     $1,139     $2,452

NATIONS MIDCAP GROWTH FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S SMALL&MIDCAP GROWTH STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 78.

WHAT IS A MIDCAP GROWTH FUND?

A MIDCAP GROWTH FUND INVESTS IN MEDIUM-SIZED COMPANIES WHOSE EARNINGS ARE EXPECTED TO GROW OR TO CONTINUE GROWING. THESE COMPANIES MAY BE EXPANDING IN EXISTING MARKETS, ENTERING INTO NEW MARKETS, DEVELOPING NEW PRODUCTS OR INCREASING THEIR PROFIT MARGINS BY GAINING MARKET SHARE OR STREAMLINING THEIR OPERATIONS.

THESE COMPANIES CAN HAVE BETTER POTENTIAL FOR RAPID EARNINGS THAN LARGER COMPANIES. THEY MAY, HOWEVER, HAVE A HARDER TIME SECURING FINANCING AND MAY BE MORE SENSITIVE TO A SETBACK IN SALES THAN LARGER, MORE ESTABLISHED COMPANIES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term capital growth by investing primarily in equity securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in
                   U.S. companies whose market capitalizations are within the range of companies within the Russell MidCap Growth Index (currently between $399 million and $18 billion) and that are believed to have the potential for long-term growth. The
                   Fund usually holds 75 to 130 equity securities.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team identifies stocks using a disciplined process based on the fundamental analysis of the overall economy, industry conditions, and the financial situation and management of each company. It generates ideas from:

  - company meetings/conferences

  - independent industry analysis

  - quantitative analysis

  - Wall Street (brokerage) research

The team then conducts a rigorous qualitative analysis of each company being considered for investment. This involves, among other things:

  - gaining an in-depth understanding of the company's business

  - evaluating the company's growth potential, risks and competitive strengths

  - discussing its growth strategy with company management

  - validating the growth strategy with external research

The team will only invest in a company when its stock price is attractive relative to its forecasted growth.

In actively managing the portfolio, the team considers the characteristics of the Russell MidCap Growth Index as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

The team may sell a security when its price reaches a target set by the team, if the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  - may limit the number of buy and sell transactions it makes

  - may try to sell shares that have the lowest tax burden on shareholders

  - may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations MidCap Growth Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks that it believes have the potential for superior long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

PRIOR TO FEBRUARY 24, 2003, THE FUND HAD A DIFFERENT PORTFOLIO MANAGEMENT TEAM AND PRIOR TO AUGUST 1, 2003, THE FUND HAD A DIFFERENT INVESTMENT OBJECTIVE AND DIFFERENT PRINCIPAL INVESTMENT STRATEGIES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               11.66%    0.39%   29.71%   18.32%   20.48%    3.30%   43.45%   14.30%   -20.18%  -36.55%



               *Year-to-date return as of June 30, 2003: 12.27%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 1999:           32.63%
         WORST: 3RD QUARTER 2001:         -30.72%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Investor A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the Russell MidCap Growth Index, an unmanaged index which measures the performance of those Russell MidCap Index companies with lower price-to-book ratios and forecasted growth values. The index is weighted by market value, is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                             LIFE OF
                                              1 YEAR    5 YEARS   10 YEARS    FUND*
         INVESTOR A SHARES RETURNS BEFORE
           TAXES                              -40.18%   -4.16%      5.30%     5.76%



         INVESTOR A SHARES RETURNS AFTER
           TAXES ON DISTRIBUTIONS             -40.18%   -5.79%      3.21%     3.67%



         INVESTOR A SHARES RETURNS AFTER
           TAXES ON DISTRIBUTIONS AND SALE
           OF FUND SHARES                     -24.67%   -2.80%      4.18%     4.58%



         INVESTOR B SHARES RETURNS BEFORE
           TAXES                              -40.17%   -3.98%      --        5.92%



         INVESTOR C SHARES RETURNS BEFORE
           TAXES                              -37.60%   -3.71%      5.23%     5.68%



         RUSSELL MIDCAP GROWTH INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                 -27.41%   -1.82%      6.71%     6.85%

      *THE INCEPTION DATES OF INVESTOR A SHARES, INVESTOR B SHARES AND INVESTOR
       C SHARES ARE DECEMBER 10, 1992, JUNE 7, 1993 AND DECEMBER 18, 1992, RESPECTIVELY. THE RETURN FOR THE INDEX SHOWN IS FROM INCEPTION OF INVESTOR A SHARES.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                           Investor A   Investor B   Investor C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          5.75%         none         none



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                    none(1)       5.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees                              0.65%        0.65%        0.65%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.32%        0.32%        0.32%
                                                       -------      -------      -------



         Total annual Fund operating expenses         1.22%        1.97%        1.97%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                       $692     $941     $1,208     $1,970



         INVESTOR B SHARES                       $700     $918     $1,262     $2,102



         INVESTOR C SHARES                       $300     $618     $1,062     $2,296

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $200     $618     $1,062     $2,102



         INVESTOR C SHARES                       $200     $618     $1,062     $2,296

NATIONS MARSICO 21ST CENTURY FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

BACAP IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. CORYDON J. GILCHRIST IS ITS PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. GILCHRIST ON PAGE 81.

WHAT IS A MULTI-CAP FUND?

A MULTI-CAP FUND INVESTS IN COMPANIES ACROSS THE CAPITALIZATION SPECTRUM -- SMALL, MEDIUM-SIZED AND LARGE COMPANIES. AS A MULTI-CAP FUND, THIS FUND MAY INVEST IN LARGE, ESTABLISHED AND WELL-KNOWN U.S. AND FOREIGN COMPANIES, AS WELL AS SMALL, NEW AND RELATIVELY UNKNOWN COMPANIES THAT ARE BELIEVED TO HAVE THE POTENTIAL TO GROW SIGNIFICANTLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations Marsico 21st Century Master
                   Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio is an aggressive growth fund that primarily invests in equity securities of companies of any capitalization size and will normally hold a core position of between 35 and 50 common stocks. The Master Portfolio will focus on paradigm shifting technologies and companies seeking to take advantage of technological innovations in the way business is conducted. The Master Portfolio may invest without limit in foreign securities.

The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (e.g. a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards and transparent financial disclosure), strong and ethical management, apparent commitment to shareholder interests and reasonable valuations in the context of projected growth rates. This is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models include quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Marsico 21st Century Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - STOCK MARKET RISK -- The value of any stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest without limitation in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.
PRIOR TO FEBRUARY 1, 2003, THE FUND HAD A DIFFERENT PORTFOLIO MANAGER.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2001     2002
                ----     ----
               -18.64%  -9.80%



               *Year-to-date return as of June 30, 2003:  20.77%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 2001:           16.84%
         WORST: 3RD QUARTER 2001:         -18.96%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Investor A Shares' average annual returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                         LIFE OF
                                                               1 YEAR     FUND*
         INVESTOR A SHARES RETURNS BEFORE TAXES                -14.95%   -17.60%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                       -14.95%   -17.60%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES                -9.18%   -13.57%



         INVESTOR B SHARES RETURNS BEFORE TAXES                -14.85%   -17.31%



         INVESTOR C SHARES RETURNS BEFORE TAXES                -11.26%   -16.38%



         S&P 500 (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES
           OR TAXES)                                           -22.09%   -16.45%

      *THE INCEPTION DATE OF INVESTOR A SHARES, INVESTOR B SHARES AND INVESTOR C
       SHARES IS APRIL 10, 2000. THE RETURN FOR THE INDEX SHOWN IS FROM THAT
       DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                           Investor A   Investor B   Investor C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          5.75%         none         none



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                    none(1)       5.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)(5)



         Management fees                              0.75%        0.75%        0.75%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.70%        0.70%        0.70%
                                                       -------      -------      -------



         Total annual Fund operating expenses         1.70%        2.45%        2.45%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                       $738    $1,081    $1,446     $2,472



         INVESTOR B SHARES                       $748    $1,064    $1,506     $2,601



         INVESTOR C SHARES                       $348      $764    $1,306     $2,786

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $248     $764     $1,306     $2,601



         INVESTOR C SHARES                       $248     $764     $1,306     $2,786

NATIONS SMALLCAP VALUE FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

BACAP IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER. BACAP'S VALUE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 78.

WHAT IS VALUE INVESTING?

VALUE INVESTING MEANS LOOKING FOR "UNDERVALUED' COMPANIES -- QUALITY COMPANIES THAT MAY BE CURRENTLY OUT OF FAVOR AND SELLING AT A REDUCED PRICE, BUT THAT HAVE GOOD POTENTIAL TO INCREASE IN VALUE.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital by investing in companies believed to be undervalued.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations SmallCap Value Master Portfolio
                   (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in equity securities of U.S. companies whose market capitalizations are within the range of the companies within the Russell 2000 Value Index (currently between $6 million and $2.5 billion) and that are believed to have the potential for long-term growth. The Master Portfolio may also invest in real estate investment trusts.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses a three prong approach, combining fundamental and quantitative analysis with risk management to identify value opportunities and construct the portfolio. The management team looks at, among other things:

  - fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity

  - various measures of relative valuation, including price to cash flow, price to earnings, price to sales and price to book. The team believes that companies with lower relative valuation are generally more likely to provide better opportunities for capital appreciation

  - a company's current operating margins relative to its historic range

  - indicators of potential stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors

Additionally, the management team uses analytical tools to actively monitor the risk profile of the portfolio.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Master Portfolio's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  - may limit the number of buy and sell transactions it makes

  - may try to sell shares that have the lowest tax burden on shareholders

  - may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations SmallCap Value Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks it believes are undervalued with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- Stocks of small companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      - REAL ESTATE INVESTMENT TRUST RISK -- Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund can withdraw its entire investment from the Master Portfolio if it believes it's in the best interest of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                           Investor A   Investor B   Investor C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          5.75%         none         none



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                    none(1)       5.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)(5)



         Management fees                              0.90%        0.90%        0.90%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.67%        0.67%        0.67%
                                                       -------      -------      -------



         Total annual Fund operating expenses         1.82%        2.57%        2.57%



         Fee waivers and/or reimbursements           (0.27)%      (0.27)%      (0.27)%
                                                       -------      -------      -------



         Total net expenses(6)                        1.55%        2.30%        2.30%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the examples below include the Fund's portion of the fees and expenses deducted from the Master Portfolio.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                       $724    $1,091    $1,482     $2,572



         INVESTOR B SHARES                       $733    $1,074    $1,541     $2,702



         INVESTOR C SHARES                       $333      $774    $1,341     $2,885

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $233     $774     $1,341     $2,702



         INVESTOR C SHARES                       $233     $774     $1,341     $2,885

NATIONS SMALL COMPANY FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

BACAP IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER. BACAP'S SMALL&MIDCAP GROWTH STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 78.

WHY INVEST IN A SMALL COMPANY FUND?

A SMALL COMPANY FUND INVESTS IN SMALLER COMPANIES WITH PROMISING PRODUCTS OR THAT ARE OPERATING IN A DYNAMIC FIELD. THESE COMPANIES CAN HAVE STRONGER POTENTIAL FOR RAPID EARNINGS GROWTH THAN LARGER COMPANIES. THEY MAY, HOWEVER, HAVE A HARDER TIME SECURING FINANCING AND MAY BE MORE SENSITIVE TO A SETBACK THAN LARGER, MORE ESTABLISHED COMPANIES.

THE TEAM LOOKS FOR COMPANIES WHOSE EARNINGS ARE GROWING QUICKLY, AND WHOSE SHARE PRICES ARE REASONABLY VALUED.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term capital growth by investing primarily in equity securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations Small Company Master Portfolio
                   (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in companies with a market capitalization of $2 billion or less. The Master Portfolio usually holds 75 to 130 equity securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team identifies stocks using a disciplined process based on the fundamental analysis of the overall economy, industry conditions, and the financial situation and management of each company. It generates ideas from:

  - company meetings/conferences

  - independent industry analysis

  - quantitative analysis

  - Wall Street (brokerage) research

The team then conducts a rigorous qualitative analysis of each company being considered for investment. This involves, among other things:

  - gaining an in-depth understanding of the company's business

  - evaluating the company's growth potential, risks and competitive strengths

  - discussing its growth strategy with company management

  - validating the growth strategy with external research

The team will only invest in a company when its stock price is attractive relative to its forecasted growth.

The team may sell a security when its price reaches a target set by the team, if the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Master Portfolio's and Fund's investment objectives, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  - may limit the number of buy and sell transactions it makes

  - may try to sell shares that have the lowest tax burden on shareholders

  - may offset capital gains by selling securities to realize a capital loss

While the Master Portfolio may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Small Company Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks that it believes have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      - SMALL COMPANY RISK -- Stocks of small companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1996     1997     1998     1999     2000     2001     2002
                ----     ----     ----     ----     ----     ----     ----
               19.92%   19.47%    1.22%   54.51%   -1.83%   -12.22%  -27.97%



               *Year-to-date return as of June 30, 2003:  13.35%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 1999:           43.14%
         WORST: 3RD QUARTER 1998:         -25.80%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Investor A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the Russell 2000 Growth Index, an index comprised of securities in the Russell 2000 Index, which is a measure of small company performance, with a greater than average growth orientation. The index is unmanaged, weighted by market capitalization, is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                        1 YEAR    5 YEARS    FUND*
         INVESTOR A SHARES RETURNS BEFORE TAXES         -32.09%   -1.75%     3.74%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                -32.09%   -2.64%     2.80%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES        -19.70%   -1.25%     3.07%



         INVESTOR B SHARES RETURNS BEFORE TAXES         -32.02%   -1.58%     3.93%



         INVESTOR C SHARES RETURNS BEFORE TAXES         -29.18%   -1.21%    -2.62%



         RUSSELL 2000 GROWTH INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR TAXES)      -30.26%   -6.59%    -1.27%

      *THE INCEPTION DATES OF INVESTOR A SHARES, INVESTOR B SHARES AND INVESTOR
       C SHARES ARE DECEMBER 12, 1995, DECEMBER 12, 1995 AND SEPTEMBER 22, 1997, RESPECTIVELY. THE RETURN FOR THE INDEX SHOWN IS FROM INCEPTION OF INVESTOR A SHARES.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                           Investor A   Investor B   Investor C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          5.75%         none         none



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                    none(1)       5.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)(5)



         Management fees                              0.90%        0.90%        0.90%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.33%        0.33%        0.33%
                                                       -------      -------      -------



         Total annual Fund operating expenses         1.48%        2.23%        2.23%



         Fee waivers and/or reimbursements           (0.08)%      (0.08)%      (0.08)%
                                                       -------      -------      -------



         Total net expenses(6)                        1.40%        2.15%        2.15%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT INVESTOR A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the examples below include the Fund's portion of the fees and expenses deducted from the Master Portfolio.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                       $709    $1,009    $1,331     $2,239



         INVESTOR B SHARES                       $718      $990    $1,388     $2,369



         INVESTOR C SHARES                       $318      $690    $1,188     $2,558

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $218     $690     $1,188     $2,369



         INVESTOR C SHARES                       $218     $690     $1,188     $2,558

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 6. The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Any Fund with an 80% Policy may change it without shareholder approval by giving the shareholder at least 60 days notice. Other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN NATIONS MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest their assets in Nations Money Market Funds. BACAP and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. BACAP may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Funds.

      - FOREIGN INVESTMENT RISK -- Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments, which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If a

        Fund invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, distribution, administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO TURNOVER -- A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for the Funds in FINANCIAL HIGHLIGHTS.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.321.7854 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL
MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------


INVESTMENT ADVISER

BACAP is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Funds described in this prospectus.

BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $195 billion, BACAP acts as investment manager for individuals, corporations, private investment companies and financial institutions. BACAP uses a team approach to investment management. Each team has access to the latest technology and analytical resources.

The table below tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund for which BACAP has not engaged an investment sub-adviser.

  FUND                                         BACAP TEAM
  NATIONS CONVERTIBLE SECURITIES FUND          INCOME STRATEGIES TEAM



  NATIONS ASSET ALLOCATION FUND                INVESTMENT STRATEGIES TEAM FOR
                                               THE EQUITY PORTION OF THE FUND.
                                               FIXED INCOME MANAGEMENT TEAM FOR
                                               THE FIXED INCOME AND MONEY MARKET
                                               PORTIONS OF THE FUND



  NATIONS VALUE FUND                           VALUE STRATEGIES TEAM



  NATIONS MIDCAP VALUE FUND                    VALUE STRATEGIES TEAM



  NATIONS STRATEGIC GROWTH FUND(1)             GROWTH STRATEGIES TEAM



  NATIONS CAPITAL GROWTH FUND                  GROWTH STRATEGIES TEAM



  NATIONS MIDCAP GROWTH FUND                   SMALL&MIDCAP GROWTH STRATEGIES
                                               TEAM



  NATIONS SMALLCAP VALUE FUND(1)               VALUE STRATEGIES TEAM



  NATIONS SMALL COMPANY FUND(1)                SMALL&MIDCAP GROWTH STRATEGIES
                                               TEAM




(1)THESE FUNDS DON'T HAVE THEIR OWN INVESTMENT ADVISER BECAUSE THEY INVEST IN NATIONS STRATEGIC GROWTH MASTER PORTFOLIO, NATIONS SMALLCAP VALUE MASTER PORTFOLIO AND NATIONS SMALL COMPANY MASTER PORTFOLIO, RESPECTIVELY. BACAP IS THE INVESTMENT ADVISER TO EACH MASTER PORTFOLIO.

Nations Funds pays BACAP an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BACAP uses part of this money to pay investment sub-advisers for the services they provide to certain Funds.

BACAP has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2004. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BACAP will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BACAP can receive, along with the actual advisory fees BACAP and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                                         ACTUAL FEE
                                                            MAXIMUM       PAID LAST
                                                          ADVISORY FEE   FISCAL YEAR
  NATIONS CONVERTIBLE SECURITIES FUND                        0.65%          0.65%



  NATIONS ASSET ALLOCATION FUND                              0.65%          0.65%



  NATIONS VALUE FUND                                         0.65%          0.65%



  NATIONS MIDCAP VALUE FUND                                  0.75%          0.75%



  NATIONS STRATEGIC GROWTH FUND(1)                           0.65%          0.65%



  NATIONS MARSICO GROWTH FUND(1)                             0.75%          0.75%



  NATIONS CAPITAL GROWTH FUND                                0.65%          0.65%



  NATIONS MARSICO FOCUSED EQUITIES FUND(1)                   0.75%          0.75%



  NATIONS MIDCAP GROWTH FUND                                 0.65%          0.65%



  NATIONS MARSICO 21ST CENTURY FUND(1)                       0.75%          0.75%



  NATIONS SMALLCAP VALUE FUND(1)                             0.90%          0.63%



  NATIONS SMALL COMPANY FUND(1)                              0.90%          0.82%

(1)THESE FUNDS DON'T HAVE THEIR OWN INVESTMENT ADVISER BECAUSE THEY INVEST IN NATIONS STRATEGIC GROWTH MASTER PORTFOLIO, NATIONS MARSICO GROWTH MASTER PORTFOLIO, NATIONS MARSICO FOCUSED EQUITIES MASTER PORTFOLIO, NATIONS MARSICO 21ST CENTURY MASTER PORTFOLIO, NATIONS SMALLCAP VALUE MASTER PORTFOLIO AND NATIONS SMALL COMPANY MASTER PORTFOLIO, RESPECTIVELY. BACAP IS THE INVESTMENT ADVISER TO EACH MASTER PORTFOLIO.

INVESTMENT SUB-ADVISERS

Nations Funds and BACAP engage one or more investment sub-advisers for certain Funds to make day-to-day investment decisions for the Fund. BACAP retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BACAP may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. BACAP and the Funds have applied for relief from the SEC to permit the Funds to act on many of BACAP's recommendations with approval only by the Board and not by Fund shareholders. BACAP or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BACAP and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

Nations Funds and BACAP have engaged the following investment sub-adviser to provide day-to-day portfolio management for certain Funds. This sub-adviser functions under the supervision of BACAP and the Board of Nations Funds.

--------------------------------------------------------------------------------

MARSICO CAPITAL
MANAGEMENT, LLC

1200 17TH STREET
SUITE 1300
DENVER, COLORADO 80202

--------------------------------------------------------------------------------


MARSICO CAPITAL MANAGEMENT, LLC

Marsico Capital is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Marsico Capital is a full service investment advisory firm founded by Thomas F. Marsico in September 1997. Marsico Capital currently has approximately $20.8 billion in assets under management.

Marsico Capital is the investment sub-adviser to:

  - Nations Marsico Growth Master Portfolio

  - Nations Marsico Focused Equities Master Portfolio

  - Nations Marsico 21st Century Master Portfolio

THOMAS F. MARSICO, Chairman and Chief Executive Officer of Marsico Capital, is one of the co-portfolio managers of Nations Marsico Growth Master Portfolio and Nations Marsico Focused Equities Master Portfolio. Mr. Marsico was an executive vice president and portfolio manager at Janus Capital Corporation from 1988 until he formed Marsico Capital in September 1997. He has more than 20 years of experience as a securities analyst and portfolio manager.

JAMES A. HILLARY, is one of the co-portfolio managers of Nations Marsico Growth Master Portfolio and Nations Marsico Focused Equities Master Portfolio. Mr. Hillary has 14 years of experience as a securities analyst and portfolio manager and is a founding member of Marsico Capital. Prior to joining Marsico Capital in 1997, Mr. Hillary was a portfolio manager at W.H. Reaves, a New Jersey-based money management firm where he managed equity mutual funds and separate accounts. He holds a Bachelor's degree from Rutgers University and a law degree from Fordham University. Mr. Hillary is also a certified public accountant.

CORYDON J. GILCHRIST, CFA, is the portfolio manager of Nations Marsico 21st Century Master Portfolio. Prior to joining Marsico Capital in May of 2000, Mr. Gilchrist spent four years as an international portfolio manager and analyst at Invista Capital Management, where he was on a committee that managed several funds. He holds BBA and MBA degrees from the University of Iowa, and holds a CFA charter.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

BACAP DISTRIBUTORS, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------

The Funds are distributed by BACAP Distributors, LLC (BACAP Distributors), a registered broker/dealer. BACAP Distributors may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

BACAP Distributors is also administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay BACAP Distributors a fee of 0.23% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

--------------------------------------------------------------------------------

PFPC INC.

400 BELLEVUE PARKWAY
WILMINGTON, DELAWARE 19809

--------------------------------------------------------------------------------

PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Choosing a share class
[ABC GRAPHIC]

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.




 FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.321.7854.




 BEFORE YOU INVEST, PLEASE NOTE THAT, OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

--------------------------------------------------------------------------------


Before you can invest in the Funds, you'll need to choose a share class. There are three classes of shares of each Fund offered by this prospectus. Each class has its own sales charges and fees. The table below compares the charges and fees and other features of the share classes.

                               INVESTOR A           INVESTOR B          INVESTOR C
                                 SHARES               SHARES              SHARES
  MAXIMUM AMOUNT YOU CAN
    BUY                         NO LIMIT             $250,000            NO LIMIT



  MAXIMUM FRONT-END SALES
    CHARGE                        5.75%                NONE                NONE



  MAXIMUM DEFERRED SALES
    CHARGE                       NONE(1)             5.00%(2)            1.00%(3)



  MAXIMUM ANNUAL                                       0.75%               0.75%
    DISTRIBUTION AND              0.25%            DISTRIBUTION        DISTRIBUTION
    SHAREHOLDER SERVICING     DISTRIBUTION        (12B-1) FEE AND     (12B-1) FEE AND
    FEES                   (12B-1)/SERVICE FEE   0.25% SERVICE FEE   0.25% SERVICE FEE



  CONVERSION FEATURE              NONE                  YES                NONE

(1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES
    -- CONTINGENT DEFERRED SALES CHARGE for details.

(2)This charge decreases over time. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

Investor A Shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Investor A Shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Investor B and Investor C Shares. This means that Investor A Shares can be expected to pay relatively higher distributions per share.

Investor B Shares have limits on how much you can invest. When you buy Investor B or Investor C Shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Investor C Shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Investor A Shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Investor B and Investor C Shares. You should also consider the conversion feature for Investor B Shares, which is described in ABOUT INVESTOR B SHARES.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



[A SHARES GRAPHIC] ABOUT INVESTOR A SHARES

      There is no limit to the amount you can invest in Investor A Shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares.

      FRONT-END SALES CHARGE

      You'll pay a front-end sales charge when you buy Investor A Shares, unless:

        - you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- FRONT END SALES CHARGES

        - you're reinvesting distributions

      The sales charge you'll pay depends on the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

                                                                         AMOUNT RETAINED
                                      SALES CHARGE     SALES CHARGE     BY SELLING AGENTS
                                     AS A % OF THE     AS A % OF THE      AS A % OF THE
                                     OFFERING PRICE   NET ASSET VALUE    OFFERING PRICE
           AMOUNT YOU BOUGHT           PER SHARE         PER SHARE          PER SHARE
           $0 - $49,999                  5.75%             6.10%              5.00%



           $50,000 - $99,999             4.50%             4.71%              3.75%



           $100,000 - $249,999           3.50%             3.63%              2.75%



           $250,000 - $499,999           2.50%             2.56%              2.00%



           $500,000 - $999,999           2.00%             2.04%              1.75%



           $1,000,000 OR MORE            0.00%             0.00%           1.00%(1)

      (1)1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. BACAP Distributors pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      CONTINGENT DEFERRED SALES CHARGE

      If you own or buy $1,000,000 or more of Investor A Shares, there is one situation when you'll pay a CDSC:

        - If you sell your shares within 18 months of buying them, you'll pay a CDSC of 1.00%.

      The CDSC is calculated from the day your purchase is accepted (the trade date). We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower.

      You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

[B SHARES GRAPHIC] ABOUT INVESTOR B SHARES

      You can buy up to $250,000 in aggregate of Investor B Shares. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them.

      CONTINGENT DEFERRED SALES CHARGE

      You'll pay a CDSC when you sell your Investor B Shares, unless:

        - you bought the shares before August 1, 1997

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

      The CDSC you pay depends on when you bought your shares, how much you bought in some cases, and how long you held them.

         IF YOU SELL YOUR SHARES
         DURING THE FOLLOWING YEAR:                       YOU'LL PAY A CDSC OF:
         --------------------------------------------------------------------------------------
                                           SHARES YOU
                                             BOUGHT            SHARES YOU BOUGHT BETWEEN
                                             AFTER              8/1/1997 AND 11/15/1998
                                           11/15/1998          IN THE FOLLOWING AMOUNTS:
                                           ----------   ---------------------------------------
                                                                        $250,000 -   $500,000 -
                                                        $0 - $249,999    $499,999     $999,999
         THE FIRST YEAR YOU OWN THEM          5.0%          5.0%           3.0%         2.0%



         THE SECOND YEAR YOU OWN THEM         4.0%          4.0%           2.0%         1.0%



         THE THIRD YEAR YOU OWN THEM          3.0%          3.0%           1.0%         NONE



         THE FOURTH YEAR YOU OWN THEM         3.0%          3.0%           NONE         NONE



         THE FIFTH YEAR YOU OWN THEM          2.0%          2.0%           NONE         NONE



         THE SIXTH YEAR YOU OWN THEM          1.0%          1.0%           NONE         NONE



         AFTER SIX YEARS OF OWNING THEM       NONE          NONE           NONE         NONE

      The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

      Your selling agent receives compensation when you buy Investor B Shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      ABOUT THE CONVERSION FEATURE

      Investor B Shares generally convert automatically to Investor A Shares according to the following schedule:

                                                                   WILL CONVERT TO
                                                                  INVESTOR A SHARES
         INVESTOR B SHARES YOU BOUGHT                        AFTER YOU'VE OWNED THEM FOR
         AFTER NOVEMBER 15, 1998                                     EIGHT YEARS



         BETWEEN AUGUST 1, 1997 AND NOVEMBER 15, 1998



           $0 - $249,000                                             NINE YEARS



           $250,000 - $499,999                                        SIX YEARS



           $500,000 - $999,999                                       FIVE YEARS



         BEFORE AUGUST 1, 1997                                       NINE YEARS

      Investor B Shares purchased during certain periods prior to August 1, 1997 may have had different or no conversion rights. Please refer to the conversion rights outlined in the original prospectus relating to those Investor B Shares.

      The conversion feature allows you to benefit from the lower operating costs of Investor A Shares, which can help increase total returns.

      Here's how the conversion works:

        - We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Investor A Shares have lower expenses.

        - Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares will convert to Investor A Shares at the same time.

        - You'll receive the same dollar value of Investor A Shares as the Investor B Shares that were converted. No sales charge or other charges apply.

        - Investor B Shares that you received from an exchange of Investor B Shares of another Nations Fund will convert based on the day you bought the original shares. Your conversion date may be later if you exchanged to or from a Nations Money Market Fund.

        - Conversions are free from federal income tax.


[C SHARES GRAPHIC] ABOUT INVESTOR C SHARES

      There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.

      CONTINGENT DEFERRED SALES CHARGE

      You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

      The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

      Your selling agent receives compensation when you buy Investor C Shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID FOR MORE INFORMATION.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.

YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR NOTIFYING NATIONS FUNDS THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


      WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE

      You may be eligible for a reduced or waived front-end sales charge or CDSC. Information about these reductions and waivers is provided below and may also be discussed in the SAI. Please contact your investment professional or contact Nations Funds at 1.800.321.7854 to determine whether you qualify for a reduction or waiver of these charges.

      FRONT-END SALES CHARGES
      (Investor A Shares)

      There are three ways you can lower the front-end sales charge you pay on Investor A Shares:

         - COMBINE PURCHASES YOU'VE ALREADY MADE
            Rights of accumulation allow you to combine the value of Investor A, Investor B and Investor C Shares you already own with Investor A Shares you're buying to calculate the sales charge. The sales charge is based on the total value of the shares you already own plus the value of the shares you're buying. Index Funds (including Nations LargeCap Enhanced Core Fund) and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify for rights of accumulation.

         - COMBINE PURCHASES YOU PLAN TO MAKE
            By signing a letter of intent, you can combine the value of shares you already own with the value of shares you plan to buy over a 13-month period to calculate the sales charge.

           - You can choose to start the 13-month period up to 90 days before you sign the letter of intent.

           - Each purchase you make will receive the sales charge that applies to the total amount you plan to buy.

           - If you don't buy as much as you planned within the period, you must pay the difference between the charges you've paid and the charges that actually apply to the shares you've bought.

           - Your first purchase must be at least 5% of the minimum amount for the sales charge level that applies to the total amount you plan to buy.

           - If the purchase you've made later qualifies for a reduced sales charge through the 90-day backdating provisions, we'll make an adjustment for the lower charge when the letter of intent expires. Any adjustment will be used to buy additional shares at the reduced sales charge.

         - COMBINE PURCHASES WITH FAMILY MEMBERS
       You can receive a quantity discount by combining purchases of Investor A Shares that you, your spouse and children under age 21 make on the same day. Some distributions or payments from the dissolution of certain qualified plans also qualify for the quantity discount. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify.

      The following investors can buy Investor A Shares without paying a front-end sales charge:

         - full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

         - banks, trust companies and thrift institutions acting as fiduciaries

         - individuals receiving a distribution from a Bank of America trust or other fiduciary account may use the proceeds of that distribution to buy Investor A Shares without paying a front-end sales charge, as long as the proceeds are invested in the Funds within 90 days of the date of distribution

         - Nations Funds' Trustees, Directors and employees of its investment sub-advisers

         - registered broker/dealers that have entered into a Nations Funds dealer agreement with BACAP Distributors may buy Investor A Shares without paying a front-end sales charge for their investment account only

         - registered personnel and employees of these broker/dealers and their family members may buy Investor A Shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

         - employees or partners of any service provider to the Funds

         - investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

         - shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

      The following plans can buy Investor A Shares without paying a front-end sales charge:

         - pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code of 1986, as amended (the tax code)

         - employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under
           Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

           - have at least $500,000 invested in Investor A Shares of Nations Funds (except Money Market Funds), or

           - sign a letter of intent to buy at least $500,000 of Investor A Shares of Nations Funds (except Money Market Funds), or

           - be an employer-sponsored plan with at least 100 eligible participants, or

           - be a participant in an alliance program that has signed an agreement with the Fund or a selling agent

         - certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      You can also buy Investor A Shares without paying a sales charge if you buy the shares within 120 days of selling Investor A Shares of the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the Investor A Shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, BACAP Distributors or their agents must receive your written request within 120 days after you sell your shares.

      CONTINGENT DEFERRED SALES CHARGES

      (Investor A, Investor B and Investor C Shares)

      You won't pay a CDSC on the following transactions:

         - shares sold by intermediaries that are part of the Nations Funds selling group where the intermediary has entered into an agreement with Nations Funds not to receive (or to return if received) all or any applicable portion of an up-front commission

         - shares sold following the death or disability (as defined in the tax code) of a shareholder, including a registered joint owner

         - shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

         - shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the tax code

         - shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

           - have at least $500,000 invested in Investor A, Investor B or Investor C Shares of Nations Funds, or

           - sign a letter of intent to buy at least $500,000 of Investor A, Investor B or Investor C Shares of Nations Funds, or

           - be an employer-sponsored plan with at least 100 eligible participants, or

           - be a participant in an alliance program that has signed an agreement with Nations Funds or its principal underwriter

         - the following retirement plan distributions:

           - lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

           - distributions from an individual retirement account (IRA) or Custodial Account under Section 403(b)(7) of the tax code, following attainment of age 59 1/2

           - a tax-free return of an excess contribution to an IRA

           - distributions from a qualified retirement plan that aren't subject to the 10% additional federal withdrawal tax under Section 72(t)(2) of the tax code

         - payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

         - shares sold under our right to liquidate a shareholder's account, including instances where the aggregate net asset value of Investor A, Investor B or Investor C Shares held in the account is less than the minimum account size

         - if you exchange Investor B or Investor C Shares of a Nations Fund that were bought through a Bank of America employee benefit plan for Investor A Shares of a Nations Fund

         - withdrawals made under the Automatic Withdrawal Plan described in BUYING, SELLING AND EXCHANGING SHARES, if the total withdrawals of Investor A, Investor B or Investor C Shares made in a year are less than 12% of the total value of those shares in your account. A CDSC may only apply to Investor A Shares if you bought more than $1,000,000

      You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same class of the same Fund within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the Investor B or Investor C Shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, BACAP Distributors or their agents must receive your written request within 120 days after you sell your shares.

      You won't pay a CDSC on the sale of Investor C Shares sold by a nonprofit organization qualified under Section 501(c)(3) of the tax code in connection with the Banc of America Capital Management Charitable Giving Program.

Buying, selling and exchanging shares
(BUYING, SELLING AND TRANSFERRING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Funds through your selling agent or directly from Nations Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have questions or you need help placing an order.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum          minimum initial investment:                There is no limit to the amount you can
                                         - $1,000 for regular accounts              invest in Investor A and C Shares. You
                                         - $500 for traditional and Roth IRAs,      can invest up to $250,000 in Investor B
                                         and Coverdell Education Savings            Shares.
                                           Accounts
                                         - $250 for certain fee-based accounts
                                         - no minimum for certain retirement
                                         plan accounts like 401(k) plans and SEP
                                           accounts, but other restrictions
                                           apply
                                         minimum additional investment:
                                         - $100 for all accounts


                  Using our              minimum initial investment:                You can buy shares twice a month,
                  Systematic             - $100                                     monthly or quarterly, using automatic
                  Investment Plan        minimum additional investment:             transfers from your bank account.
                                         - $50


Selling shares    In a lump sum          - you can sell up to $50,000 of your       We'll deduct any CDSC from the amount
                                         shares by telephone, otherwise there       you're selling and send you or your
                                           are no limits to the amount you can      selling agent the balance, usually
                                           sell                                     within three business days of receiving
                                         - other restrictions may apply to          your order.
                                           withdrawals from retirement plan
                                           accounts

                                                                                    If you paid for your shares with a
                                                                                    check that wasn't certified, we'll hold
                                                                                    the sale proceeds when you sell those
                                                                                    shares for at least 15 days after the
                                                                                    trade date of the purchase, or until
                                                                                    the check has cleared.


                  Using our Automatic    - minimum $25 per withdrawal               Your account balance must be at least
                  Withdrawal Plan                                                   $10,000 to set up the plan. You can
                                                                                    make withdrawals twice a month,
                                                                                    monthly, quarterly, bi-annually or
                                                                                    annually. We'll send your money by
                                                                                    check or deposit it directly to your
                                                                                    bank account. No CDSC is deducted if
                                                                                    you withdraw 12% or less of the value
                                                                                    of your shares in a class.


Exchanging        In a lump sum          - minimum $1,000 per exchange              You can exchange your Investor A Shares
  shares                                                                            for Investor A Shares of any other
                                                                                    Nations Fund, except Index Funds.


                                                                                    You can exchange your Investor B Shares
                                                                                    for Investor B Shares of any other
                                                                                    Nations Fund.


                                                                                    You can exchange your Investor C Shares
                                                                                    for Investor C Shares of any other
                                                                                    Nations Fund.

                                                                                    You won't pay a front-end sales charge,
                                                                                    CDSC or redemption fee on the shares
                                                                                    you're exchanging.


                  Using our Automatic    - minimum $25 per exchange                 You must already have an investment in
                  Exchange Feature                                                  the Funds into which you want to
                                                                                    exchange. You can make exchanges
                                                                                    monthly or quarterly.

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

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, or the value of a security has been materially affected by events occurring after a foreign exchange closes, we'll base the price of a security on its fair value. When a Fund uses fair value to price securities it may value those securities higher or lower than another fund that uses market quotations to price the same securities. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a Fund could change on days when Fund shares may not be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------


(BUYING SHARES     BUYING SHARES
  GRAPHIC)         Here are some general rules for buying shares:

        - You buy Investor A Shares at the offering price per share. You buy Investor B and Investor C Shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we'll refuse the order. We'll return any payment received for orders that we refuse.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

      MINIMUM INITIAL INVESTMENT

      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $500 for traditional and Roth IRAs, and Coverdell Education Savings Accounts

        - $250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

        - $100 using our Systematic Investment Plan

        - There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
          IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this

      MINIMUM ADDITIONAL INVESTMENT

      You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares twice a month, monthly or quarterly.

  - You can choose to have us transfer your money on or about the 15th or the last day of the month.

  - Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.

--------------------------------------------------------------------------------




 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------


(SELLING SHARES    SELLING SHARES
  GRAPHIC)         Here are some general rules for selling shares:

        - We'll deduct any CDSC from the amount you're selling and send you the balance.

        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after BACAP Distributors, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order.

        - You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

        - under certain other circumstances allowed under the 1940 Act

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $10,000 to set up the plan.

  - If you set up the plan after you've opened your account, your signature must be guaranteed.

  - You can choose to have us transfer your money on or about the 10th or the 25th of the month.

  - You won't pay a CDSC on Investor A, Investor B or Investor C Shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(EXCHANGING SHARES EXCHANGING SHARES
  GRAPHIC)

      You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - You must exchange at least $1,000, or $25 if you use our Automatic Exchange Feature.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - The interests of a Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." The exchange privilege is not intended as a vehicle for market timing. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. When BACAP believes frequent trading would have a disruptive effect on a Fund's ability to manage its investments, a Fund may reject purchase orders and exchanges into a Fund by any person, group or account that is believed to be a market timer.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

      EXCHANGING INVESTOR A SHARES

      You can exchange Investor A Shares of a Fund for Investor A Shares of any other Nations Fund, except Index Funds (including Nations LargeCap Enhanced Core Fund).

      Here are some rules for exchanging Investor A Shares:

        - You won't pay a front-end sales charge on the shares of the Fund you're exchanging.

        - You won't pay a CDSC, if applicable, on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

      EXCHANGING INVESTOR B SHARES

      You can exchange Investor B Shares of a Fund for Investor B Shares of any other Nations Fund.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

      If you received Investor C Shares of a Nations Money Market Fund through an exchange of Investor B Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Investor C Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

      EXCHANGING INVESTOR C SHARES

      You can exchange Investor C Shares of a Fund for Investor C Shares of any other Nations Fund.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $25 or more of Investor A, Investor B or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to PFPC in writing or call 1.800.321.7854.

  - If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

  - You must already have an investment in the Funds you want to exchange.

  - You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

  - The rules for making exchanges apply to automatic exchanges.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS

Your selling agent may receive an up-front commission (reallowance) when you buy shares of a Fund. The amount of this commission depends on which share class you choose:

  - up to 5.00% of the offering price per share of Investor A Shares. The commission is paid from the sales charge we deduct when you buy your shares

  - up to 4.00% of the net asset value per share of Investor B Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  - up to 1.00% of the net asset value per share of Investor C Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

If you buy Investor B or Investor C Shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

BACAP Distributors and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The amount of the fee depends on the class of shares you own:

                                      MAXIMUM ANNUAL DISTRIBUTION (12B-1)
                                         AND SHAREHOLDER SERVICING FEES
                                  (AS AN ANNUAL % OF AVERAGE DAILY NET ASSETS)
INVESTOR A SHARES      0.25% COMBINED DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEE

INVESTOR B SHARES      0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING FEE

INVESTOR C SHARES      0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING FEE

Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Funds pay these fees to BACAP Distributors and/or to eligible selling and servicing agents and financial institutions, including BACAP or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:
  - a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  - additional amounts on all sales of shares:

     - up to 1.00% of the offering price per share of Investor A Shares

     - up to 1.00% of the net asset value per share of Investor B Shares

     - up to 1.00% of the net asset value per share of Investor C Shares

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

This compensation, which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, BACAP Distributors sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BACAP Distributors and BACAP, and certain other selling or servicing agents. Selected selling and servicing agents also may receive compensation for opening a minimum number of accounts.

BACAP and BACAP Distributors may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

Distributions and taxes

(DISTRIBUTIONS AND TAXES)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

All of the Funds distribute any net realized capital gain at least once a year. Normally, each Fund will declare and pay distributions of net investment income as indicated in the table below. The Funds may, however, declare and pay distributions of net investment income more frequently.

                                                          FREQUENCY OF DECLARATION
                                                               AND PAYMENT OF
                          FUND                              INCOME DISTRIBUTIONS
NATIONS CONVERTIBLE SECURITIES FUND                              QUARTERLY

NATIONS ASSET ALLOCATION FUND                                    QUARTERLY

NATIONS VALUE FUND                                               QUARTERLY

NATIONS MIDCAP VALUE FUND                                        QUARTERLY

NATIONS STRATEGIC GROWTH FUND                                     ANNUALLY

NATIONS MARSICO GROWTH FUND                                       ANNUALLY

NATIONS CAPITAL GROWTH FUND                                       ANNUALLY

NATIONS MARSICO FOCUSED EQUITIES FUND                             ANNUALLY

NATIONS MIDCAP GROWTH FUND                                        ANNUALLY

NATIONS MARSICO 21ST CENTURY FUND                                 ANNUALLY

NATIONS SMALLCAP VALUE FUND                                       ANNUALLY

NATIONS SMALL COMPANY FUND                                        ANNUALLY

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.321.7854.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and realizes and distributes the gain. This distribution is also subject to tax. Some Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT


Distributions of a Fund's ordinary income and net short-term capital gain generally are taxable to you as ordinary income. Distributions that come from net long-term capital gain generally are taxable to you as long-term capital gain.

Under recent changes to the tax code, an individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges on or after May 6, 2003. Also, if you're an individual Fund shareholder, your distributions attributable to dividends received by the Fund from U.S. and certain foreign corporations after December 31, 2002 generally will be treated as net long-term capital gain, as long as certain holding period requirements are met by you for your Fund shares and the Fund for its stock producing such dividends. A portion of such distributions to corporate shareholders may qualify for the dividends-received deduction.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

--------------------------------------------------------------------------------




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS CONVERTIBLE SECURITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             YEAR ENDED        YEAR ENDED        YEAR ENDED       PERIOD ENDED      PERIOD ENDED
  INVESTOR A SHARES                          03/31/03#         03/31/02#          03/31/01         03/31/00#         05/14/99*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period         $16.02            $16.04            $22.17            $18.31            $17.34
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.47              0.59              0.51              0.46              0.12
  Net realized and unrealized gain/(loss)
    on investments                             (2.25)            (0.04)            (2.05)             5.26              0.96
  Net increase/(decrease) in net asset
    value from operations                      (1.78)             0.55             (1.54)             5.72              1.08
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.47)            (0.52)            (0.55)            (0.45)            (0.11)
  Distributions from net realized capital
    gains                                        --              (0.05)            (4.04)            (1.41)              --
  Total dividends and distributions            (0.47)            (0.57)            (4.59)            (1.86)            (0.11)
  Net asset value, end of period               $13.77            $16.02            $16.04            $22.17            $18.31
  TOTAL RETURN++                              (11.18)%           3.48%            (7.88)%            33.68%            6.25%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)        $292,622          $321,858          $315,857          $369,488          $352,000
  Ratio of operating expenses to average
    net assets                              1.22%(a)(b)       1.25%(a)(b)       1.24%(a)(b)        1.22%+(b)           1.30%+
  Ratio of net investment income/(loss)
    to average net assets                      3.34%             3.53%             2.86%             1.96%+            3.07%+
  Portfolio turnover rate                       57%               50%               73%               65%               16%
  Ratio of operating expenses to average
    net assets with waivers and/or
    expense reimbursements                    1.22%(a)          1.25%(a)          1.25%(a)           1.23%+            1.32%+

                                              YEAR ENDED
  INVESTOR A SHARES                           02/28/99*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $17.28
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.51
  Net realized and unrealized gain/(loss)
    on investments                               0.25
  Net increase/(decrease) in net asset
    value from operations                        0.76
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.52)
  Distributions from net realized capital
    gains                                       (0.18)
  Total dividends and distributions             (0.70)
  Net asset value, end of period                $17.34
  TOTAL RETURN++                                4.64%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $356,000
  Ratio of operating expenses to average
    net assets                                 1.15%(a)
  Ratio of net investment income/(loss)
    to average net assets                       2.97%
  Portfolio turnover rate                        66%
  Ratio of operating expenses to average
    net assets with waivers and/or
    expense reimbursements                     1.16%(a)

* The financial information for the fiscal periods reflect the financial information for the Pacific Horizon Capital Income Fund A Shares, which were reorganized into the Convertible Securities Investor A Shares as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income (loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS CONVERTIBLE SECURITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             YEAR ENDED        YEAR ENDED        YEAR ENDED       PERIOD ENDED      PERIOD ENDED
  INVESTOR B SHARES                          03/31/03#         03/31/02#          03/31/01         03/31/00#          05/14/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of period         $15.88            $15.92            $22.06            $18.27            $17.30
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.36              0.45              0.35              0.44              0.09
  Net realized and unrealized gain/(loss)
    on investments                             (2.24)            (0.03)            (2.00)             5.12              0.96
  Net increase/(decrease) in net asset
    value from operations                      (1.88)             0.42             (1.65)             5.56              1.05
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.36)            (0.41)            (0.45)            (0.36)            (0.08)
  Distributions from net realized capital
    gains                                        --              (0.05)            (4.04)            (1.41)              --
  Total dividends and distributions            (0.36)            (0.46)            (4.49)            (1.77)            (0.08)
  Net asset value, end of period               $13.64            $15.88            $15.92            $22.06            $18.27
  TOTAL RETURN++                              (11.83)%           2.68%            (8.49)%            32.76%            6.10%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)        $111,468          $90,408           $49,763           $11,175            $4,000
  Ratio of operating expenses to average
    net assets                              1.97%(a)(b)       2.00%(a)(b)       1.99%(a)(b)        1.97%+(b)           2.06%+
  Ratio of net investment income/(loss)
    to average net assets                      2.59%             2.78%             2.08%             1.21%+            2.34%+
  Portfolio turnover rate                       57%               50%               73%               65%               16%
  Ratio of operating expenses to average
    net assets with waivers and/or
    expense reimbursements                    1.97%(a)          2.00%(a)          2.00%(a)           1.98%+            2.08%+

                                             PERIOD ENDED
  INVESTOR B SHARES                          02/28/99*,**
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $17.67
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.22
  Net realized and unrealized gain/(loss)
    on investments                              (0.17)
  Net increase/(decrease) in net asset
    value from operations                        0.05
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.24)
  Distributions from net realized capital
    gains                                       (0.18)
  Total dividends and distributions             (0.42)
  Net asset value, end of period                $17.30
  TOTAL RETURN++                                0.44%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $3,000
  Ratio of operating expenses to average
    net assets                                1.96%+(a)
  Ratio of net investment income/(loss)
    to average net assets                       2.14%+
  Portfolio turnover rate                        66%
  Ratio of operating expenses to average
    net assets with waivers and/or
    expense reimbursements                    1.97%+(a)

* The financial information for the fiscal periods reflect the financial information for the Pacific Horizon Capital Income Fund B Shares, which were reorganized into the Convertible Securities Investor B Shares as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.
** Convertible Securities Investor B Shares commenced operations on July 15,
1998.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income (loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS CONVERTIBLE SECURITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             YEAR ENDED        YEAR ENDED        YEAR ENDED       PERIOD ENDED      PERIOD ENDED
  INVESTOR C SHARES                          03/31/03#         03/31/02#          03/31/01         03/31/00#         05/14/99*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period         $16.04            $16.08            $22.23            $18.35            $17.37
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.36              0.45              0.35              0.38              0.10
  Net realized and unrealized gain/(loss)
    on investments                             (2.26)            (0.03)            (2.02)             5.22              0.97
  Net increase/(decrease) in net asset
    value from operations                      (1.90)             0.42             (1.67)             5.60              1.07
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.37)            (0.41)            (0.44)            (0.31)            (0.09)
  Distributions from net realized capital
    gains                                        --              (0.05)            (4.04)            (1.41)              --
  Total dividends and distributions            (0.37)            (0.46)            (4.48)            (1.72)            (0.09)
  Net asset value, end of period               $13.77            $16.04            $16.08            $22.23            $18.35
  TOTAL RETURN++                              (11.89)%           2.66%            (8.50)%            32.81%            6.17%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)        $30,293           $20,370            $9,827            $3,033            $4,000
  Ratio of operating expenses to average
    net assets                              1.97%(a)(b)       2.00%(a)(b)       1.99%(a)(b)        1.97%+(b)           1.80%+
  Ratio of net investment income/(loss)
    to average net assets                      2.59%             2.78%             2.08%             1.21%+            2.56%+
  Portfolio turnover rate                       57%               50%               73%               65%               16%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                    1.97%(a)          2.00%(a)          2.00%(a)           1.98%+            2.07%+

                                              YEAR ENDED
  INVESTOR C SHARES                           02/28/99*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $17.24
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.40
  Net realized and unrealized gain/(loss)
    on investments                               0.31
  Net increase/(decrease) in net asset
    value from operations                        0.71
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.40)
  Distributions from net realized capital
    gains                                       (0.18)
  Total dividends and distributions             (0.58)
  Net asset value, end of period                $17.37
  TOTAL RETURN++                                4.29%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $4,000
  Ratio of operating expenses to average
    net assets                                 1.65%(a)
  Ratio of net investment income/(loss)
    to average net assets                       2.45%
  Portfolio turnover rate                        66%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.91%(a)

* The financial information for the fiscal periods reflect the financial information for the Pacific Horizon Capital Income Fund K Shares, which were reorganized into the Convertible Securities Investor C Shares as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income (loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS ASSET ALLOCATION FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             YEAR ENDED        YEAR ENDED        YEAR ENDED       PERIOD ENDED      PERIOD ENDED
  INVESTOR A SHARES                          03/31/03#         03/31/02#         03/31/01#         03/31/00#         05/14/99*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period         $19.92            $20.32            $24.35            $23.40            $22.50
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.29              0.39              0.50              0.43              0.10
  Net realized and unrealized gain/(loss)
    on investments                             (3.48)            (0.40)            (2.82)             1.59              0.91
  Net increase/(decrease) in net asset
    value from operations                      (3.19)            (0.01)            (2.32)             2.02              1.01
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.29)            (0.36)            (0.50)            (0.35)            (0.11)
  Distributions from net realized capital
    gains                                        --              (0.03)            (1.21)            (0.72)              --
  Total dividends and distributions            (0.29)            (0.39)            (1.71)            (1.07)            (0.11)
  Net asset value, end of period               $16.44            $19.92            $20.32            $24.35            $23.40
  TOTAL RETURN++                              (16.05)%          (0.05)%           (10.05)%           8.99%             4.50%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)        $88,011           $223,579          $231,520          $83,412           $72,000
  Ratio of operating expenses to average
    net assets                              1.29%(a)(b)         1.28%(a)        1.23%(a)(b)       1.20%+(a)(b)         1.18%+
  Ratio of net investment income/(loss)
    to average net assets                      1.60%             1.85%             2.20%             1.60%+            2.01%+
  Portfolio turnover rate                       315%              226%              88%               84%               20%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                    1.29%(a)          1.28%(a)          1.25%(a)         1.27%+(a)           1.20%+

                                              YEAR ENDED
  INVESTOR A SHARES                           02/28/99*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $21.41
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.55
  Net realized and unrealized gain/(loss)
    on investments                               2.48
  Net increase/(decrease) in net asset
    value from operations                        3.03
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.45)
  Distributions from net realized capital
    gains                                       (1.49)
  Total dividends and distributions             (1.94)
  Net asset value, end of period                $22.50
  TOTAL RETURN++                                14.72%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $72,000
  Ratio of operating expenses to average
    net assets                                  0.94%
  Ratio of net investment income/(loss)
    to average net assets                       2.64%
  Portfolio turnover rate                        114%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.94%

* The financial information for the fiscal periods reflect the financial information for the Pacific Horizon Asset Allocation Fund A Shares, which were reorganized into the Asset Allocation Investor A Shares as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income (loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS ASSET ALLOCATION FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             YEAR ENDED        YEAR ENDED        YEAR ENDED       PERIOD ENDED      PERIOD ENDED
  INVESTOR B SHARES*                         03/31/03#         03/31/02#         03/31/01#         03/31/00#          05/14/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of period         $19.81            $20.22            $24.24            $23.32            $22.45
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.15              0.23              0.33              0.47              0.06
  Net realized and unrealized gain/(loss)
    on investments                             (3.47)            (0.39)            (2.81)             1.39              0.89
  Net increase/(decrease) in net asset
    value from operations                      (3.32)            (0.16)            (2.48)             1.86              0.95
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.18)            (0.22)            (0.33)            (0.22)            (0.08)
  Distributions from net realized capital
    gains                                        --              (0.03)            (1.21)            (0.72)              --
  Total dividends and distributions            (0.18)            (0.25)            (1.54)            (0.94)            (0.08)
  Net asset value, end of period               $16.31            $19.81            $20.22            $24.24            $23.32
  TOTAL RETURN++                              (16.80)%          (0.77)%           (10.73)%           8.31%             4.26%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)        $72,344           $124,983          $104,745          $121,644          $10,000
  Ratio of operating expenses to average
    net assets                              2.04%(a)(b)         2.03%(a)        1.98%(a)(b)       1.95%+(a)(b)         1.95%+
  Ratio of net investment income/(loss)
    to average net assets                      0.85%             1.10%             1.45%             0.85%+            1.26%+
  Portfolio turnover rate                       315%              226%              88%               84%               20%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                    2.04%(a)          2.03%(a)          2.00%(a)         2.02%+(a)           1.97%+

                                             PERIOD ENDED
  INVESTOR B SHARES*                          02/28/99**
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $23.17
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.22
  Net realized and unrealized gain/(loss)
    on investments                               0.75
  Net increase/(decrease) in net asset
    value from operations                        0.97
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.20)
  Distributions from net realized capital
    gains                                       (1.49)
  Total dividends and distributions             (1.69)
  Net asset value, end of period                $22.45
  TOTAL RETURN++                                4.59%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $6,000
  Ratio of operating expenses to average
    net assets                                  1.74%+
  Ratio of net investment income/(loss)
    to average net assets                       1.92%+
  Portfolio turnover rate                        114%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.74%+

* The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Asset Allocation Fund B Shares, which were reorganized into the Asset Allocation Investor B Shares as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.
** Asset Allocation Investor B Shares commenced operations on July 15, 1998.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income (loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS ASSET ALLOCATION FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             YEAR ENDED        YEAR ENDED        YEAR ENDED       PERIOD ENDED      PERIOD ENDED
  INVESTOR C SHARES*                         03/31/03#         03/31/02#         03/31/01#         03/31/00#          05/14/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of period         $19.84            $20.22            $24.27            $23.33            $22.45
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.15              0.24              0.33              0.42              0.05
  Net realized and unrealized gain/(loss)
    on investments                             (3.48)            (0.38)            (2.82)             1.43              0.92
  Net increase/(decrease) in net asset
    value from operations                      (3.33)            (0.14)            (2.49)             1.85              0.97
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.20)            (0.21)            (0.33)            (0.19)            (0.09)
  Distributions from net realized capital
    gains                                        --              (0.03)            (1.21)            (0.72)              --
  Total dividends and distributions            (0.20)            (0.24)            (1.54)            (0.91)            (0.09)
  Net asset value, end of period               $16.31            $19.84            $20.24            $24.27            $23.33
  TOTAL RETURN++                              (16.80)%          (0.78)%           (10.74)%           8.24%             4.31%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $1,992            $3,220            $2,532            $2,305            $2,000
  Ratio of operating expenses to average
    net assets                              2.04%(a)(b)         2.03%(a)        1.98%(a)(b)       1.95%+(a)(b)         1.67%+
  Ratio of net investment income/(loss)
    to average net assets                      0.85%             1.10%             1.45%             0.85%+            1.52%+
  Portfolio turnover rate                       315%              226%              88%               84%               20%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                    2.04%(a)          2.03%(a)          2.00%(a)         2.02%+(a)           1.96%+

                                              YEAR ENDED
  INVESTOR C SHARES*                           02/28/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $21.36
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.44
  Net realized and unrealized gain/(loss)
    on investments                               2.49
  Net increase/(decrease) in net asset
    value from operations                        2.93
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.35)
  Distributions from net realized capital
    gains                                       (1.49)
  Total dividends and distributions             (1.84)
  Net asset value, end of period                $22.45
  TOTAL RETURN++                                14.23%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $2,000
  Ratio of operating expenses to average
    net assets                                  1.44%
  Ratio of net investment income/(loss)
    to average net assets                       2.14%
  Portfolio turnover rate                        114%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.69%

* The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Asset Allocation Fund K Shares, which were reorganized into the Asset Allocation Investor C Shares as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income (loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR A SHARES                            03/31/03#            03/31/02#            03/31/01             03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.94               $12.38               $16.24               $18.16
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.11                 0.09                 0.14                 0.07
  Net realized and unrealized gain/(loss)
    on investments                              (3.31)                0.58                (0.43)               (0.07)
  Net increase/(decrease) in net asset
    value from operations                       (3.20)                0.67                (0.29)                0.00
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.10)               (0.08)               (0.15)               (0.06)
  Distributions from net realized capital
    gains                                       (0.18)               (1.03)               (3.42)               (1.86)
  Total dividends and distributions             (0.28)               (1.11)               (3.57)               (1.92)
  Net asset value, end of year                   $8.46               $11.94               $12.38               $16.24
  TOTAL RETURN++                               (27.17)%               5.33%               (2.29)%              (0.47)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $43,364              $58,144              $65,975              $94,256
  Ratio of operating expenses to average
    net assets                                 1.22%(a)            1.20%(a)(b)          1.19%(a)(b)          1.18%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                        1.18%                0.77%                1.03%                0.40%
  Portfolio turnover rate                         75%                 135%                 181%                  95%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.22%(a)             1.20%(a)             1.19%(a)             1.18%(a)

                                               YEAR ENDED
  INVESTOR A SHARES                             03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $19.92
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.09
  Net realized and unrealized gain/(loss)
    on investments                                0.63
  Net increase/(decrease) in net asset
    value from operations                         0.72
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.09)
  Distributions from net realized capital
    gains                                        (2.39)
  Total dividends and distributions              (2.48)
  Net asset value, end of year                   $18.16
  TOTAL RETURN++                                  3.96%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $136,691
  Ratio of operating expenses to average
    net assets                                 1.19%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                         0.51%
  Portfolio turnover rate                          38%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.19%(a)

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income (loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR B SHARES                            03/31/03#            03/31/02#            03/31/01             03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.66               $12.13               $16.00               $18.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.03                0.00##                0.04                (0.06)
  Net realized and unrealized gain/(loss)
    on investments                              (3.22)                0.59                (0.43)               (0.08)
  Net increase/(decrease) in net asset
    value from operations                       (3.19)                0.59                (0.39)               (0.14)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.04)               (0.03)               (0.06)              (0.00)##
  Distributions from net realized capital
    gains                                       (0.18)               (1.03)               (3.42)               (1.86)
  Total dividends and distributions             (0.22)               (1.06)               (3.48)               (1.86)
  Net asset value, end of year                   $8.25               $11.66               $12.13               $16.00
  TOTAL RETURN++                               (27.72)%               4.66%               (3.05)%              (1.24)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $37,399              $80,162              $93,064             $124,000
  Ratio of operating expenses to average
    net assets                                 1.97%(a)            1.95%(a)(b)          1.94%(a)(b)          1.93%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                        0.43%                0.02%                0.28%               (0.35)%
  Portfolio turnover rate                         75%                 135%                 181%                  95%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.97%(a)             1.95%(a)             1.94%(a)             1.93%(a)

                                               YEAR ENDED
  INVESTOR B SHARES                             03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $19.81
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.05)
  Net realized and unrealized gain/(loss)
    on investments                                0.63
  Net increase/(decrease) in net asset
    value from operations                         0.58
  LESS DISTRIBUTIONS:
  Dividends from net investment income             --
  Distributions from net realized capital
    gains                                        (2.39)
  Total dividends and distributions              (2.39)
  Net asset value, end of year                   $18.00
  TOTAL RETURN++                                  3.11%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $154,025
  Ratio of operating expenses to average
    net assets                                 1.94%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                        (0.24)%
  Portfolio turnover rate                          38%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.94%(a)

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income (loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR C SHARES                            03/31/03#            03/31/02#            03/31/01             03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.65               $12.13               $15.99               $17.98
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.04                0.00##                0.04                (0.06)
  Net realized and unrealized gain/(loss)
    on investments                              (3.22)                0.58                (0.42)               (0.07)
  Net increase/(decrease) in net asset
    value from operations                       (3.18)                0.58                (0.38)               (0.13)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.05)               (0.03)               (0.06)              (0.00)##
  Distributions from net realized capital
    gains                                       (0.18)               (1.03)               (3.42)               (1.86)
  Total dividends and distributions             (0.23)               (1.06)               (3.48)               (1.86)
  Net asset value, end of year                   $8.24               $11.65               $12.13               $15.99
  TOTAL RETURN++                               (27.72)%               4.58%               (2.98)%              (1.18)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $4,694               $7,496               $8,479               $10,042
  Ratio of operating expenses to average
    net assets                                 1.97%(a)            1.95%(a)(b)          1.94%(a)(b)          1.93%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                        0.43%                0.02%                0.28%               (0.32)%
  Portfolio turnover rate                         75%                 135%                 181%                  95%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.97%(a)             1.95%(a)             1.94%(a)             1.93%(a)

                                               YEAR ENDED
  INVESTOR C SHARES                             03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $19.75
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.02)
  Net realized and unrealized gain/(loss)
    on investments                                0.65
  Net increase/(decrease) in net asset
    value from operations                         0.63
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.01)
  Distributions from net realized capital
    gains                                        (2.39)
  Total dividends and distributions              (2.40)
  Net asset value, end of year                   $17.98
  TOTAL RETURN++                                  3.39%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $12,106
  Ratio of operating expenses to average
    net assets                                 1.70%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                         0.00%
  Portfolio turnover rate                          38%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.94%(a)

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income (loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MIDCAP VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                            YEAR ENDED
  INVESTOR A SHARES                                          03/31/03#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                        $11.30
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                 0.08
  Net realized and unrealized gain/(loss)
    on investments                                            (2.60)
  Net increase/(decrease) in net asset
    value from operations                                     (2.52)
  LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.05)
  Distributions from net realized capital
    gains                                                     (0.02)
  Total dividends and distributions                           (0.07)
  Net asset value, end of period                               $8.71
  TOTAL RETURN++                                             (22.36)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                        $3,270
  Ratio of operating expenses to average
    net assets                                               1.41%(a)
  Ratio of net investment income/(loss)
    to average net assets                                      0.86%
  Portfolio turnover rate                                       98%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                   1.41%(a)

                                                            PERIOD ENDED
  INVESTOR A SHARES                                          03/31/02*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                         $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                  0.04
  Net realized and unrealized gain/(loss)
    on investments                                              1.30
  Net increase/(decrease) in net asset
    value from operations                                       1.34
  LESS DISTRIBUTIONS:
  Dividends from net investment income                         (0.04)
  Distributions from net realized capital
    gains                                                        --
  Total dividends and distributions                            (0.04)
  Net asset value, end of period                               $11.30
  TOTAL RETURN++                                               13.37%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                          $573
  Ratio of operating expenses to average
    net assets                                                1.50%+(a)
  Ratio of net investment income/(loss)
    to average net assets                                      0.39%+
  Portfolio turnover rate                                        19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                    2.28%+(a)

* MidCap Value Investor A Shares commenced operations on November 20, 2001.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income (loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS MIDCAP VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                            YEAR ENDED
  INVESTOR B SHARES                                          03/31/03#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                        $11.29
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                 0.01
  Net realized and unrealized gain/(loss)
    on investments                                            (2.59)
  Net increase/(decrease) in net asset
    value from operations                                     (2.58)
  LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.02)
  Distributions from net realized capital
    gains                                                     (0.02)
  Total dividends and distributions                           (0.04)
  Net asset value, end of period                               $8.67
  TOTAL RETURN++                                             (22.93)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                        $1,961
  Ratio of operating expenses to average
    net assets                                               2.16%(a)
  Ratio of net investment income/(loss)
    to average net assets                                      0.11%
  Portfolio turnover rate                                       98%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                   2.16%(a)

                                                            PERIOD ENDED
  INVESTOR B SHARES                                          03/31/02*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                         $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                 (0.04)
  Net realized and unrealized gain/(loss)
    on investments                                              1.35
  Net increase/(decrease) in net asset
    value from operations                                       1.31
  LESS DISTRIBUTIONS:
  Dividends from net investment income                         (0.02)
  Distributions from net realized capital
    gains                                                        --
  Total dividends and distributions                            (0.02)
  Net asset value, end of period                               $11.29
  TOTAL RETURN++                                               13.14%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                          $524
  Ratio of operating expenses to average
    net assets                                                2.25%+(a)
  Ratio of net investment income/(loss)
    to average net assets                                     (0.36)%+
  Portfolio turnover rate                                        19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                    3.03%+(a)

* MidCap Value Investor B Shares commenced operations on November 20, 2001.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income (loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS MIDCAP VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                            YEAR ENDED
  INVESTOR C SHARES                                          03/31/03#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                        $11.31
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                 0.01
  Net realized and unrealized gain/(loss)
    on investments                                            (2.59)
  Net increase/(decrease) in net asset
    value from operations                                     (2.58)
  LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.02)
  Distributions from net realized capital
    gains                                                     (0.02)
  Total dividends and distributions                           (0.04)
  Net asset value, end of period                               $8.69
  TOTAL RETURN++                                             (22.89)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                         $362
  Ratio of operating expenses to average
    net assets                                               2.16%(a)
  Ratio of net investment income/(loss)
    to average net assets                                      0.11%
  Portfolio turnover rate                                       98%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                   2.16%(a)

                                                            PERIOD ENDED
  INVESTOR C SHARES                                          03/31/02*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                         $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                 (0.05)
  Net realized and unrealized gain/(loss)
    on investments                                              1.36
  Net increase/(decrease) in net asset
    value from operations                                       1.31
  LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.00)##
  Distributions from net realized capital
    gains                                                        --
  Total dividends and distributions                           (0.00)##
  Net asset value, end of period                               $11.31
  TOTAL RETURN++                                               13.10%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                           $93
  Ratio of operating expenses to average
    net assets                                                2.25%+(a)
  Ratio of net investment income/(loss)
    to average net assets                                     (0.36)%+
  Portfolio turnover rate                                        19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                    3.03%+(a)

* MidCap Value Investor C Shares commenced operations on November 20, 2001.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income (loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS STRATEGIC GROWTH FUND**

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED               YEAR ENDED               YEAR ENDED
  INVESTOR A SHARES                              03/31/03#                03/31/02#                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of period            $12.31                   $12.44                   $16.98
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.04                    (0.01)                   (0.04)
  Net realized and unrealized gain/(loss)
    on investments                                (3.56)                   (0.11)                   (4.47)
  Net increase/(decrease) in net asset
    value from operations                         (3.52)                   (0.12)                   (4.51)
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.03)                   (0.01)                     --
  Distributions from net realized capital
    gains                                           --                       --                     (0.03)
  Total dividends and distributions               (0.03)                   (0.01)                   (0.03)
  Net asset value, end of period                   $8.76                   $12.31                   $12.44
  TOTAL RETURN++                                 (28.61)%                  (0.97)%                 (26.62)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $213,691                  $26,742                  $11,895
  Ratio of operating expenses to average
    net assets                                     1.19%                  1.19%(a)                1.19%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                          0.44%                   (0.05)%                  (0.34)%
  Portfolio turnover rate                          15%##                     71%                      56%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                         1.19%                  1.19%(a)                 1.19%(a)

                                                PERIOD ENDED
  INVESTOR A SHARES                              03/31/00*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period             $13.88
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     (0.03)
  Net realized and unrealized gain/(loss)
    on investments                                  3.19
  Net increase/(decrease) in net asset
    value from operations                           3.16
  LESS DISTRIBUTIONS:
  Dividends from net investment income               --
  Distributions from net realized capital
    gains                                          (0.06)
  Total dividends and distributions                (0.06)
  Net asset value, end of period                   $16.98
  TOTAL RETURN++                                   22.86%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)             $5,503
  Ratio of operating expenses to average
    net assets                                     1.22%+
  Ratio of net investment income/(loss)
    to average net assets                         (0.35)%+
  Portfolio turnover rate                            23%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                         1.22%+

* Strategic Growth Fund Investor A Shares commenced operations on August 2,
1999.
** The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations Strategic Growth Master Portfolio.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income (loss) has been calculated using the monthly average shares method.
## Amount represents results prior to conversion to a master-feeder structure on May 13, 2002.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS STRATEGIC GROWTH FUND**

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED               YEAR ENDED               YEAR ENDED
  INVESTOR B SHARES                              03/31/03#                03/31/02#                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of period            $12.07                   $12.29                   $16.90
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    (0.03)                   (0.10)                   (0.14)
  Net realized and unrealized gain/(loss)
    on investments                                (3.50)                   (0.12)                   (4.44)
  Net increase/(decrease) in net asset
    value from operations                         (3.53)                   (0.22)                   (4.58)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.00)##                 (0.00)##                    --
  Distributions from net realized capital
    gains                                           --                       --                     (0.03)
  Total dividends and distributions              (0.00)##                 (0.00)##                  (0.03)
  Net asset value, end of period                   $8.54                   $12.07                   $12.29
  TOTAL RETURN++                                 (29.23)%                  (1.78)%                 (27.16)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $38,972                  $8,358                   $6,758
  Ratio of operating expenses to average
    net assets                                     1.94%                  1.94%(a)                1.94%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                         (0.31)%                  (0.80)%                  (1.09)%
  Portfolio turnover rate                         15%###                     71%                      56%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                         1.94%                  1.94%(a)                 1.94%(a)

                                                PERIOD ENDED
  INVESTOR B SHARES                              03/31/00*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period             $13.88
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     (0.10)
  Net realized and unrealized gain/(loss)
    on investments                                  3.18
  Net increase/(decrease) in net asset
    value from operations                           3.08
  LESS DISTRIBUTIONS:
  Dividends from net investment income               --
  Distributions from net realized capital
    gains                                          (0.06)
  Total dividends and distributions                (0.06)
  Net asset value, end of period                   $16.90
  TOTAL RETURN++                                   22.29%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)             $4,934
  Ratio of operating expenses to average
    net assets                                     1.97%+
  Ratio of net investment income/(loss)
    to average net assets                         (1.10)%+
  Portfolio turnover rate                            23%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                         1.97%+

* Strategic Growth Fund Investor B Shares commenced operations on August 2,
1999.
** The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations Strategic Growth Master Portfolio.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income (loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
### Amount represents results prior to conversion to a master-feeder structure on May 13, 2002.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS STRATEGIC GROWTH FUND**

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED               YEAR ENDED               YEAR ENDED
  INVESTOR C SHARES                              03/31/03#                03/31/02#                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of period            $12.08                   $12.30                   $16.92
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    (0.03)                   (0.10)                   (0.14)
  Net realized and unrealized gain/(loss)
    on investments                                (3.51)                   (0.12)                   (4.45)
  Net increase/(decrease) in net asset
    value from operations                         (3.54)                   (0.22)                   (4.59)
  LESS DISTRIBUTIONS:
  Dividends from net investment income              --                    (0.00)##                    --
  Distributions from net realized capital
    gains                                           --                       --                     (0.03)
  Total dividends and distributions                 --                    (0.00)##                  (0.03)
  Net asset value, end of period                   $8.54                   $12.08                   $12.30
  TOTAL RETURN++                                 (29.30)%                  (1.78)%                 (27.14)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $12,857                  $2,645                   $2,137
  Ratio of operating expenses to average
    net assets                                     1.94%                  1.94%(a)                1.94%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                         (0.31)%                  (0.80)%                  (1.09)%
  Portfolio turnover rate                         15%###                     71%                      56%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                         1.94%                  1.94%(a)                 1.94%(a)

                                                PERIOD ENDED
  INVESTOR C SHARES                              03/31/00*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period             $13.88
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     (0.10)
  Net realized and unrealized gain/(loss)
    on investments                                  3.20
  Net increase/(decrease) in net asset
    value from operations                           3.10
  LESS DISTRIBUTIONS:
  Dividends from net investment income               --
  Distributions from net realized capital
    gains                                          (0.06)
  Total dividends and distributions                (0.06)
  Net asset value, end of period                   $16.92
  TOTAL RETURN++                                   22.36%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)             $1,706
  Ratio of operating expenses to average
    net assets                                     1.97%+
  Ratio of net investment income/(loss)
    to average net assets                         (1.10)%+
  Portfolio turnover rate                            23%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                         1.97%+

* Strategic Growth Fund Investor C Shares commenced operations on August 2,
1999.
** The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations Strategic Growth Master Portfolio.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income (loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
### Amount represents results prior to conversion to a master-feeder structure on May 13, 2002.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MARSICO GROWTH FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR A SHARES                            03/31/03#            03/31/02#            03/31/01             03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $14.72               $14.87               $21.62               $14.95
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.08)               (0.09)               (0.05)               (0.11)
  Net realized and unrealized gain/(loss)
    on investments                              (2.78)               (0.06)               (6.54)                6.82
  Net increase/(decrease) in net asset
    value from operations                       (2.86)               (0.15)               (6.59)                6.71
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                         --                   --                 (0.16)               (0.04)
  Net asset value, end of the year              $11.86               $14.72               $14.87               $21.62
  TOTAL RETURN++                               (19.43)%              (1.01)%             (30.63)%              45.01%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $279,840             $217,963             $164,031             $175,859
  Ratio of operating expenses to average
    net assets                                   1.42%                1.39%                1.35%              1.48%(a)
  Ratio of net investment income/(loss)
    to average net assets                       (0.62)%              (0.64)%              (0.28)%              (0.62)%
  Portfolio turnover rate                         --                   --                   --                 55%(b)
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.42%                1.39%                1.35%              1.48%(a)

                                               YEAR ENDED
  INVESTOR A SHARES                             03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $12.02
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.03)
  Net realized and unrealized gain/(loss)
    on investments                                2.97
  Net increase/(decrease) in net asset
    value from operations                         2.94
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                        (0.01)
  Net asset value, end of the year               $14.95
  TOTAL RETURN++                                 24.38%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $43,392
  Ratio of operating expenses to average
    net assets                                  1.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                        (0.20)%
  Portfolio turnover rate                         150%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.50%(a)

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations Marsico Growth Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income (loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) Amount represents results prior to conversion to a master-feeder structure.

NATIONS MARSICO GROWTH FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR B SHARES                            03/31/03#            03/31/02#            03/31/01             03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $14.29               $14.55               $21.31               $14.85
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.17)               (0.20)               (0.18)               (0.24)
  Net realized and unrealized gain/(loss)
    on investments                              (2.69)               (0.06)               (6.42)                6.74
  Net increase/(decrease) in net asset
    value from operations                       (2.86)               (0.26)               (6.60)                6.50
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                         --                   --                 (0.16)               (0.04)
  Net asset value, end of year                  $11.43               $14.29               $14.55               $21.31
  TOTAL RETURN++                               (20.01)%              (1.79)%             (31.13)%              43.90%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $137,432             $209,503             $239,621             $305,607
  Ratio of operating expenses to average
    net assets                                   2.17%                2.14%                2.10%              2.23%(a)
  Ratio of net investment income/(loss)
    to average net assets                       (1.37)%              (1.39)%              (1.03)%              (1.37)%
  Portfolio turnover rate                         --                   --                   --                 55%(b)
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       2.17%                2.14%                2.10%              2.23%(a)

                                               YEAR ENDED
  INVESTOR B SHARES                             03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $12.02
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.12)
  Net realized and unrealized gain/(loss)
    on investments                                2.96
  Net increase/(decrease) in net asset
    value from operations                         2.84
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                        (0.01)
  Net asset value, end of year                   $14.85
  TOTAL RETURN++                                 23.55%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $99,257
  Ratio of operating expenses to average
    net assets                                  2.25%(a)
  Ratio of net investment income/(loss)
    to average net assets                        (0.95)%
  Portfolio turnover rate                         150%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      2.25%(a)

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations Marsico Growth Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income (loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) Amount represents results prior to conversion to a master-feeder structure.

NATIONS MARSICO GROWTH FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR C SHARES                            03/31/03#            03/31/02#            03/31/01             03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $14.31               $14.57               $21.34               $14.86
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.17)               (0.20)               (0.17)               (0.25)
  Net realized and unrealized gain/(loss)
    on investments                              (2.70)               (0.06)               (6.44)                6.77
  Net increase/(decrease) in net asset
    value from operations                       (2.87)               (0.26)               (6.61)                6.52
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                         --                   --                 (0.16)               (0.04)
  Net asset value, end of year                  $11.44               $14.31               $14.57               $21.34
  TOTAL RETURN++                               (20.06)%              (1.78)%             (31.10)%              43.93%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $55,913              $31,886              $32,365              $34,785
  Ratio of operating expenses to average
    net assets                                   2.17%                2.14%                2.10%              2.23%(a)
  Ratio of net investment income/(loss)
    to average net assets                       (1.37)%              (1.39)%              (1.03)%              (1.37)%
  Portfolio turnover rate                         --                   --                   --                 55%(b)
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       2.17%                2.14%                2.10%              2.23%(a)

                                               YEAR ENDED
  INVESTOR C SHARES                             03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $12.02
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.12)
  Net realized and unrealized gain/(loss)
    on investments                                2.97
  Net increase/(decrease) in net asset
    value from operations                         2.85
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                        (0.01)
  Net asset value, end of year                   $14.86
  TOTAL RETURN++                                 23.63%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $3,233
  Ratio of operating expenses to average
    net assets                                  2.25%(a)
  Ratio of net investment income/(loss)
    to average net assets                        (0.95)%
  Portfolio turnover rate                         150%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      2.25%(a)

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations Marsico Growth Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income (loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) Amount represents results prior to conversion to a master-feeder structure.

NATIONS CAPITAL GROWTH FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR A SHARES                            03/31/03#            03/31/02#            03/31/01             03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $7.65                $8.16               $14.43               $11.97
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.01)               (0.03)               (0.07)               (0.08)
  Net realized and unrealized gain/(loss)
    on investments                              (2.15)               (0.22)               (3.84)                3.42
  Net increase/(decrease) in net asset
    value from operations                       (2.16)               (0.25)               (3.91)                3.34
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                         --                 (0.26)               (2.36)               (0.88)
  Net asset value, end of year                   $5.49                $7.65                $8.16               $14.43
  TOTAL RETURN++                               (28.24)%              (3.62)%             (30.91)%              29.41%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $28,896              $28,994              $32,519              $61,756
  Ratio of operating expenses to average
    net assets                                1.26%(a)(b)          1.22%(a)(b)          1.20%(a)(b)          1.21%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                       (0.12)%              (0.37)%              (0.53)%              (0.63)%
  Portfolio turnover rate                        178%                  65%                  96%                  39%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.26%(a)             1.22%(a)             1.20%(a)             1.21%(a)

                                               YEAR ENDED
  INVESTOR A SHARES                             03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $13.26
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.03)
  Net realized and unrealized gain/(loss)
    on investments                                1.58
  Net increase/(decrease) in net asset
    value from operations                         1.55
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                        (2.84)
  Net asset value, end of year                   $11.97
  TOTAL RETURN++                                 14.70%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $52,987
  Ratio of operating expenses to average
    net assets                                  1.21%(a)
  Ratio of net investment income/(loss)
    to average net assets                        (0.29)%
  Portfolio turnover rate                          39%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.21%(a)

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income (loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS CAPITAL GROWTH FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR B SHARES                            03/31/03#            03/31/02#            03/31/01             03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $6.97                $7.51               $13.58               $11.39
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.05)               (0.08)               (0.14)               (0.17)
  Net realized and unrealized gain/(loss)
    on investments                              (1.96)               (0.20)               (3.57)                3.24
  Net increase/(decrease) in net asset
    value from operations                       (2.01)               (0.28)               (3.71)                3.07
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                         --                 (0.26)               (2.36)               (0.88)
  Net asset value, end of year                   $4.96                $6.97                $7.51               $13.58
  TOTAL RETURN++                               (28.84)%              (4.35)%             (31.37)%              28.42%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $21,125              $37,767              $45,832              $75,844
  Ratio of operating expenses to average
    net assets                                2.01%(a)(b)          1.97%(a)(b)          1.95%(a)(b)          1.96%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                       (0.87)%              (1.12)%              (1.28)%              (1.38)%
  Portfolio turnover rate                        178%                  65%                  96%                  39%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     2.01%(a)             1.97%(a)             1.95%(a)             1.96%(a)

                                               YEAR ENDED
  INVESTOR B SHARES                             03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $12.83
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.11)
  Net realized and unrealized gain/(loss)
    on investments                                1.51
  Net increase/(decrease) in net asset
    value from operations                         1.40
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                        (2.84)
  Net asset value, end of year                   $11.39
  TOTAL RETURN++                                 13.86%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $66,338
  Ratio of operating expenses to average
    net assets                                  1.96%(a)
  Ratio of net investment income/(loss)
    to average net assets                        (1.04)%
  Portfolio turnover rate                          39%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.96%(a)

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income (loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS CAPITAL GROWTH FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR C SHARES                            03/31/03#            03/31/02#            03/31/01             03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $7.05                $7.59               $13.70               $11.48
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.05)               (0.08)               (0.13)               (0.16)
  Net realized and unrealized gain/(loss)
    on investments                              (1.98)               (0.20)               (3.62)                3.26
  Net increase/(decrease) in net asset
    value from operations                       (2.03)               (0.28)               (3.75)                3.10
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                         --                 (0.26)               (2.36)               (0.88)
  Net asset value, end of year                   $5.02                $7.05                $7.59               $13.70
  TOTAL RETURN++                               (28.79)%              (4.31)%             (31.38)%              28.46%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $2,807               $4,538               $3,338               $4,883
  Ratio of operating expenses to average
    net assets                                2.01%(a)(b)          1.97%(a)(b)          1.95%(a)(b)          1.96%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                       (0.87)%              (1.12)%              (1.28)%              (1.38)%
  Portfolio turnover rate                        178%                  65%                  96%                  39%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     2.01%(a)             1.97%(a)             1.95%(a)             1.96%(a)

                                               YEAR ENDED
  INVESTOR C SHARES                             03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $12.92
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.11)
  Net realized and unrealized gain/(loss)
    on investments                                1.51
  Net increase/(decrease) in net asset
    value from operations                         1.40
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                        (2.84)
  Net asset value, end of year                   $11.48
  TOTAL RETURN++                                 13.76%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $3,862
  Ratio of operating expenses to average
    net assets                                  1.96%(a)
  Ratio of net investment income/(loss)
    to average net assets                        (1.04)%
  Portfolio turnover rate                          39%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.96%(a)

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income (loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MARSICO FOCUSED EQUITIES FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR A SHARES                            03/31/03#            03/31/02#            03/31/01             03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $15.77               $15.31               $22.56               $16.73
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.08)               (0.09)               (0.06)               (0.03)
  Net realized and unrealized gain/(loss)
    on investments                              (2.99)                0.55                (7.11)                6.09
  Net increase/(decrease) in net asset
    value from operations                       (3.07)                0.46                (7.17)                6.06
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                         --                   --                 (0.08)               (0.23)
  Net asset value, end of year                  $12.70               $15.77               $15.31               $22.56
  TOTAL RETURN++                               (19.47)%               3.00%              (31.80)%              36.62%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $537,958             $507,590             $491,437             $690,166
  Ratio of operating expenses to average
    net assets                                   1.37%                1.36%                1.34%              1.41%(a)
  Ratio of net investment income/(loss)
    to average net assets                       (0.60)%              (0.58)%              (0.30)%              (0.60)%
  Portfolio turnover rate                         --                   --                   --                 53%(b)
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.37%                1.36%                1.34%              1.41%(a)

                                               YEAR ENDED
  INVESTOR A SHARES                             03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $12.14
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.04)
  Net realized and unrealized gain/(loss)
    on investments                                4.64
  Net increase/(decrease) in net asset
    value from operations                         4.60
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                        (0.01)
  Net asset value, end of year                   $16.73
  TOTAL RETURN++                                 37.94%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $238,137
  Ratio of operating expenses to average
    net assets                                  1.31%(a)
  Ratio of net investment income/(loss)
    to average net assets                        (0.20)%
  Portfolio turnover rate                         177%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.31%(a)

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations Focused Equities Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income (loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) Amount represents results prior to conversion to a master-feeder structure.

NATIONS MARSICO FOCUSED EQUITIES FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR B SHARES                            03/31/03#            03/31/02#            03/31/01             03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $15.33               $15.00               $22.26               $16.62
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.18)               (0.20)               (0.20)               (0.09)
  Net realized and unrealized gain/(loss)
    on investments                              (2.90)                0.53                (6.98)                5.96
  Net increase/(decrease) in net asset
    value from operations                       (3.08)                0.33                (7.18)                5.87
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                         --                   --                 (0.08)               (0.23)
  Net asset value, end of year                  $12.25               $15.33               $15.00               $22.26
  TOTAL RETURN ++                              (20.09)%               2.20%              (32.32)%              35.71%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $462,082             $679,688             $741,285            $1,003,840
  Ratio of operating expenses to average
    net assets                                   2.12%                2.11%                2.09%              2.16%(a)
  Ratio of net investment income/(loss)
    to average net assets                       (1.35)%              (1.33)%              (1.05)%              (1.35)%
  Portfolio turnover rate                         --                   --                   --                 53%(b)
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       2.12%                2.11%                2.09%              2.16%(a)

                                               YEAR ENDED
  INVESTOR B SHARES                             03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $12.13
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.12)
  Net realized and unrealized gain/(loss)
    on investments                                4.62
  Net increase/(decrease) in net asset
    value from operations                         4.50
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                        (0.01)
  Net asset value, end of year                   $16.62
  TOTAL RETURN ++                                37.15%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $306,365
  Ratio of operating expenses to average
    net assets                                  2.06%(a)
  Ratio of net investment income/(loss)
    to average net assets                        (0.95)%
  Portfolio turnover rate                         177%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      2.06%(a)

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations Focused Equities Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income (loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) Amount represents results prior to conversion to a master-feeder structure.

NATIONS MARSICO FOCUSED EQUITIES FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR C SHARES                            03/31/03#            03/31/02#            03/31/01             03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $15.38               $15.05               $22.33               $16.67
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.18)               (0.20)               (0.20)               (0.08)
  Net realized and unrealized gain/(loss)
    on investments                              (2.91)                0.53                (7.00)                5.97
  Net increase/(decrease) in net asset
    value from operations                       (3.09)                0.33                (7.20)                5.89
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                         --                   --                 (0.08)               (0.23)
  Net asset value, end of year                  $12.29               $15.38               $15.05               $22.33
  TOTAL RETURN++                               (20.09)%               2.19%              (32.31)%              35.72%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $175,032             $188,842             $203,642             $247,509
  Ratio of operating expenses to average
    net assets                                   2.12%                2.11%                2.09%              2.16%(a)
  Ratio of net investment income/(loss)
    to average net assets                       (1.35)%              (1.33)%              (1.05)%              (1.35)%
  Portfolio turnover rate                         --                   --                   --                 53%(b)
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       2.12%                2.11%                2.09%              2.16%(a)

                                               YEAR ENDED
  INVESTOR C SHARES                             03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $12.13
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.14)
  Net realized and unrealized gain/(loss)
    on investments                                4.69
  Net increase/(decrease) in net asset
    value from operations                         4.55
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                        (0.01)
  Net asset value, end of year                   $16.67
  TOTAL RETURN++                                 37.56%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $13,682
  Ratio of operating expenses to average
    net assets                                  2.06%(a)
  Ratio of net investment income/(loss)
    to average net assets                        (0.95)%
  Portfolio turnover rate                         177%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      2.06%(a)

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations Focused Equities Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
# Per share net investment income (loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) Amount represents results prior to conversion to a master-feeder structure.

NATIONS MIDCAP GROWTH FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR A SHARES                            03/31/03#            03/31/02#            03/31/01             03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $12.73               $14.14               $21.87               $13.04
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.07)               (0.09)               (0.09)               (0.12)
  Net realized and unrealized gain/(loss)
    on investments                              (4.33)               (1.32)               (3.91)                9.59
  Net increase/(decrease) in net asset
    value from operations                       (4.40)               (1.41)               (4.00)                9.47
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                         --                   --                 (3.73)               (0.64)
  Net asset value, end of year                   $8.33               $12.73               $14.14               $21.87
  TOTAL RETURN++                               (34.56)%              (9.97)%             (20.98)%              74.82%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $18,120              $32,138              $16,536              $22,741
  Ratio of operating expenses to average
    net assets                                1.22%(a)(b)          1.22%(a)(b)           1.23%(a)            1.25%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                       (0.70)%              (0.64)%              (0.52)%              (0.70)%
  Portfolio turnover rate                         58%                  39%                  39%                  46%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.22%(a)             1.22%(a)             1.23%(a)             1.25%(a)

                                               YEAR ENDED
  INVESTOR A SHARES                             03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $16.30
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.07)
  Net realized and unrealized gain/(loss)
    on investments                               (0.92)
  Net increase/(decrease) in net asset
    value from operations                        (0.99)
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                        (2.27)
  Net asset value, end of year                   $13.04
  TOTAL RETURN++                                 (7.41)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $18,042
  Ratio of operating expenses to average
    net assets                                 1.23%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                        (0.54)%
  Portfolio turnover rate                          43%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.23%(a)

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income (loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MIDCAP GROWTH FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR B SHARES                            03/31/03#            03/31/02#            03/31/01             03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.51               $12.87               $20.38               $12.28
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.12)               (0.17)               (0.19)               (0.22)
  Net realized and unrealized gain/(loss)
    on investments                              (3.93)               (1.19)               (3.59)                8.96
  Net increase/(decrease) in net asset
    value from operations                       (4.05)               (1.36)               (3.78)                8.74
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                         --                   --                 (3.73)               (0.64)
  Net asset value, end of year                   $7.46               $11.51               $12.87               $20.38
  TOTAL RETURN++                               (35.19)%             (10.57)%             (21.51)%              73.47%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $21,990              $45,368              $44,261              $49,606
  Ratio of operating expenses to average
    net assets                                1.97%(a)(b)          1.97%(a)(b)           1.98%(a)            2.00%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                       (1.45)%              (1.39)%              (1.27)%              (1.45)%
  Portfolio turnover rate                         58%                  39%                  39%                  46%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.97%(a)             1.97%(a)             1.98%(a)             2.00%(a)

                                               YEAR ENDED
  INVESTOR B SHARES                             03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $15.58
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.15)
  Net realized and unrealized gain/(loss)
    on investments                               (0.88)
  Net increase/(decrease) in net asset
    value from operations                        (1.03)
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                        (2.27)
  Net asset value, end of year                   $12.28
  TOTAL RETURN++                                 (8.10)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $33,245
  Ratio of operating expenses to average
    net assets                                 1.98%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                        (1.29)%
  Portfolio turnover rate                          43%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.98%(a)

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income (loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MIDCAP GROWTH FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR C SHARES                            03/31/03#            03/31/02#            03/31/01             03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.57               $12.95               $20.47               $12.33
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.12)               (0.17)               (0.17)               (0.22)
  Net realized and unrealized gain/(loss)
    on investments                              (3.94)               (1.21)               (3.62)                9.00
  Net increase/(decrease) in net asset
    value from operations                       (4.06)               (1.38)               (3.79)                8.78
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                         --                   --                 (3.73)               (0.64)
  Net asset value, end of year                   $7.51               $11.57               $12.95               $20.47
  TOTAL RETURN++                               (35.09)%             (10.66)%             (21.46)%              73.50%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $1,709               $3,024               $3,248               $2,628
  Ratio of operating expenses to average
    net assets                                1.97%(a)(b)          1.97%(a)(b)           1.98%(a)            2.00%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                       (1.45)%              (1.39)%              (1.27)%              (1.45)%
  Portfolio turnover rate                         58%                  39%                  39%                  46%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.97%(a)             1.97%(a)             1.98%(a)             2.00%(a)

                                               YEAR ENDED
  INVESTOR C SHARES                             03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $15.63
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.15)
  Net realized and unrealized gain/(loss)
    on investments                               (0.88)
  Net increase/(decrease) in net asset
    value from operations                        (1.03)
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                        (2.27)
  Net asset value, end of year                   $12.33
  TOTAL RETURN++                                 (8.08)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $1,383
  Ratio of operating expenses to average
    net assets                                 1.98%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                        (1.29)%
  Portfolio turnover rate                          43%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.98%(a)

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income (loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MARSICO 21ST CENTURY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED                       YEAR ENDED
  INVESTOR A SHARES                                  03/31/03#                        03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                 $7.06                            $6.97
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                        (0.07)                           (0.07)
  Net realized and unrealized gain/(loss)
    on investments                                    (0.80)                            0.16
  Net increase/(decrease) in net asset
    value from operations                             (0.87)                            0.09
  Net asset value, end of period                       $6.19                            $7.06
  TOTAL RETURN++                                     (12.32)%                           1.29%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                $10,853                          $14,741
  Ratio of operating expenses to average
    net assets                                      1.70%(a)(b)                       1.62%(a)
  Ratio of net investment income/(loss)
    to average net assets                             (1.06)%                          (0.97)%
  Portfolio turnover rate                              308%                             419%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                           1.71%(a)                         1.62%(a)

                                                    PERIOD ENDED
  INVESTOR A SHARES                                   03/31/01*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                 $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                         (0.06)
  Net realized and unrealized gain/(loss)
    on investments                                     (2.97)
  Net increase/(decrease) in net asset
    value from operations                              (3.03)
  Net asset value, end of period                        $6.97
  TOTAL RETURN++                                      (30.30)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                 $19,644
  Ratio of operating expenses to average
    net assets                                         1.60%+
  Ratio of net investment income/(loss)
    to average net assets                             (0.66)%+
  Portfolio turnover rate                               426%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                             1.60%+

* Marsico 21st Century Fund Investor A Shares commenced operations on April 10, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
# Per share net investment income (loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MARSICO 21ST CENTURY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED                       YEAR ENDED
  INVESTOR B SHARES                                  03/31/03#                        03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                 $6.96                            $6.92
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                        (0.12)                           (0.12)
  Net realized and unrealized gain/(loss)
    on investments                                    (0.79)                            0.16
  Net increase/(decrease) in net asset
    value from operations                             (0.91)                            0.04
  Net asset value, end of period                       $6.05                            $6.96
  TOTAL RETURN++                                     (13.07)%                           0.58%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                $29,562                          $43,187
  Ratio of operating expenses to average
    net assets                                      2.45%(a)(b)                       2.37%(a)
  Ratio of net investment income/(loss)
    to average net assets                             (1.81)%                          (1.72)%
  Portfolio turnover rate                              308%                             419%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                           2.46%(a)                         2.37%(a)

                                                    PERIOD ENDED
  INVESTOR B SHARES                                   03/31/01*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                 $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                         (0.11)
  Net realized and unrealized gain/(loss)
    on investments                                     (2.97)
  Net increase/(decrease) in net asset
    value from operations                              (3.08)
  Net asset value, end of period                        $6.92
  TOTAL RETURN++                                      (30.80)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                 $50,404
  Ratio of operating expenses to average
    net assets                                         2.35%+
  Ratio of net investment income/(loss)
    to average net assets                             (1.41)%+
  Portfolio turnover rate                               426%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                             2.35%+

* Marsico 21st Century Fund Investor B Shares commenced operations on April 10, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
# Per share net investment income (loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MARSICO 21ST CENTURY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED                       YEAR ENDED
  INVESTOR C SHARES                                  03/31/03#                        03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                 $6.96                            $6.92
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                        (0.12)                           (0.12)
  Net realized and unrealized gain/(loss)
    on investments                                    (0.79)                            0.16
  Net increase/(decrease) in net asset
    value from operations                             (0.91)                            0.04
  Net asset value, end of period                       $6.05                            $6.96
  TOTAL RETURN++                                     (13.07)%                           0.58%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                $3,517                           $4,660
  Ratio of operating expenses to average
    net assets                                      2.45%(a)(b)                       2.37%(a)
  Ratio of net investment income/(loss)
    to average net assets                             (1.81)%                          (1.72)%
  Portfolio turnover rate                              308%                             419%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                           2.46%(a)                         2.37%(a)

                                                    PERIOD ENDED
  INVESTOR C SHARES                                   03/31/01*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                 $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                         (0.11)
  Net realized and unrealized gain/(loss)
    on investments                                     (2.97)
  Net increase/(decrease) in net asset
    value from operations                              (3.08)
  Net asset value, end of period                        $6.92
  TOTAL RETURN++                                      (30.80)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                 $6,557
  Ratio of operating expenses to average
    net assets                                         2.35%+
  Ratio of net investment income/(loss)
    to average net assets                             (1.41)%+
  Portfolio turnover rate                               426%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                             2.35%+

* Marsico 21st Century Fund Investor C Shares commenced operations on April 10, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
# Per share net investment income (loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS SMALLCAP VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                                  PERIOD ENDED
  INVESTOR A SHARES                                                03/31/03*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                               $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                        0.01
  Net realized and unrealized gain/(loss)
    on investments                                                   (2.28)
  Net increase/(decrease) in net asset
    value from operations                                            (2.27)
  LESS DISTRIBUTIONS:
  Dividends from net investment income                               (0.02)
  Net asset value, end of period                                     $7.71
  TOTAL RETURN++                                                    (22.75)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                               $1,122
  Ratio of operating expenses to average
    net assets                                                     1.55%+(a)
  Ratio of net investment income/(loss)
    to average net assets                                            0.20%+
  Portfolio turnover rate                                             89%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                         1.82%+(a)

* SmallCap Value Investor A Shares commenced operations on May 1, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income (loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS SMALLCAP VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                                  PERIOD ENDED
  INVESTOR B SHARES                                                03/31/03*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                               $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                       (0.04)
  Net realized and unrealized gain/(loss)
    on investments                                                   (2.28)
  Net increase/(decrease) in net asset
    value from operations                                            (2.32)
  LESS DISTRIBUTIONS:
  Dividends from net investment income                              (0.00)##
  Net asset value, end of period                                     $7.68
  TOTAL RETURN++                                                    (23.20)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                                $341
  Ratio of operating expenses to average
    net assets                                                     2.30%+(a)
  Ratio of net investment income/(loss)
    to average net assets                                           (0.55)%+
  Portfolio turnover rate                                             89%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                         2.57%+(a)

* SmallCap Value Investor B Shares commenced operations on May 1, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income (loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS SMALLCAP VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                                  PERIOD ENDED
  INVESTOR C SHARES                                                03/31/03*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                               $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                       (0.04)
  Net realized and unrealized gain/(loss)
    on investments                                                   (2.29)
  Net increase/(decrease) in net asset
    value from operations                                            (2.33)
  LESS DISTRIBUTIONS:
  Dividends from net investment income                              (0.00)##
  Net asset value, end of period                                     $7.67
  TOTAL RETURN++                                                    (23.29)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                                $56
  Ratio of operating expenses to average
    net assets                                                     2.30%+(a)
  Ratio of net investment income/(loss)
    to average net assets                                           (0.55)%+
  Portfolio turnover rate                                             89%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                         2.57%+(a)

* SmallCap Value Investor C Shares commenced operations on May 1, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income (loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS SMALL COMPANY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR A SHARES                            03/31/03#            03/31/02#            03/31/01             03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $14.84               $13.52               $22.44               $11.43
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.10)               (0.10)               (0.14)               (0.15)
  Net realized and unrealized gain/(loss)
    on investments                              (4.78)                1.42                (6.58)                11.19
  Net increase/(decrease) in net asset
    value from operations                       (4.88)                1.32                (6.72)                11.04
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                         --                   --                 (2.20)               (0.03)
  Net asset value, end of year                   $9.96               $14.84               $13.52               $22.44
  TOTAL RETURN++                               (32.88)%               9.76%              (31.96)%              96.91%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $128,620             $157,759             $146,457             $245,425
  Ratio of operating expenses to average
    net assets                                1.40%(a)(b)          1.40%(a)(b)          1.40%(a)(b)          1.38%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                       (0.86)%              (0.73)%              (0.77)%              (0.90)%
  Portfolio turnover rate                         44%                  35%                  48%                  63%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.48%(a)             1.46%(a)             1.45%(a)             1.47%(a)

                                               YEAR ENDED
  INVESTOR A SHARES                             03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $15.74
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.07)
  Net realized and unrealized gain/(loss)
    on investments                               (3.11)
  Net increase/(decrease) in net asset
    value from operations                        (3.18)
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                        (1.13)
  Net asset value, end of year                   $11.43
  TOTAL RETURN++                                (21.32)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $16,143
  Ratio of operating expenses to average
    net assets                                  1.20%(a)
  Ratio of net investment income/(loss)
    to average net assets                        (0.67)%
  Portfolio turnover rate                          87%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.47%(a)

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income (loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS SMALL COMPANY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR B SHARES                            03/31/03#            03/31/02#            03/31/01             03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $14.25               $13.08               $21.94               $11.23
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.18)               (0.20)               (0.23)               (0.25)
  Net realized and unrealized gain/(loss)
    on investments                              (4.58)                1.37                (6.43)                10.99
  Net increase/(decrease) in net asset
    value from operations                       (4.76)                1.17                (6.66)                10.74
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                         --                   --                 (2.20)               (0.03)
  Net asset value, end of year                   $9.49               $14.25               $13.08               $21.94
  TOTAL RETURN++                               (33.40)%               8.94%              (32.45)%              95.79%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $12,567              $17,484              $11,744              $13,839
  Ratio of operating expenses to average
    net assets                                2.15%(a)(b)          2.15%(a)(b)          2.15%(a)(b)          2.13%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                       (1.61)%              (1.48)%              (1.52)%              (1.65)%
  Portfolio turnover rate                         44%                  35%                  48%                  63%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     2.23%(a)             2.21%(a)             2.20%(a)             2.22%(a)

                                               YEAR ENDED
  INVESTOR B SHARES                             03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $15.59
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.11)
  Net realized and unrealized gain/(loss)
    on investments                               (3.12)
  Net increase/(decrease) in net asset
    value from operations                        (3.23)
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                        (1.13)
  Net asset value, end of year                   $11.23
  TOTAL RETURN++                                (21.86)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $5,127
  Ratio of operating expenses to average
    net assets                                  1.95%(a)
  Ratio of net investment income/(loss)
    to average net assets                        (1.42)%
  Portfolio turnover rate                          87%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      2.22%(a)

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
# Per share net investment income (loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS SMALL COMPANY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR C SHARES                            03/31/03#            03/31/02#            03/31/01             03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $14.45               $13.26               $22.21               $11.38
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.18)               (0.20)               (0.25)               (0.23)
  Net realized and unrealized gain/(loss)
    on investments                              (4.65)                1.39                (6.50)                11.09
  Net increase/(decrease) in net asset
    value from operations                       (4.83)                1.19                (6.75)                10.86
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                         --                   --                 (2.20)               (0.03)
  Net asset value, end of year                   $9.62               $14.45               $13.26               $22.21
  TOTAL RETURN++                               (33.43)%               8.97%              (32.46)%              95.76%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $3,644               $3,871               $2,813               $3,588
  Ratio of operating expenses to average
    net assets                                2.15%(a)(b)          2.15%(a)(b)          2.15%(a)(b)          2.13%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                       (1.61)%              (1.48)%              (1.52)%              (1.65)%
  Portfolio turnover rate                         44%                  35%                  48%                  63%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     2.23%(a)             2.21%(a)             2.20%(a)             2.22%(a)

                                              PERIOD ENDED
  INVESTOR C SHARES                             03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $15.74
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.12)
  Net realized and unrealized gain/(loss)
    on investments                               (3.11)
  Net increase/(decrease) in net asset
    value from operations                        (3.23)
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                        (1.13)
  Net asset value, end of year                   $11.38
  TOTAL RETURN++                                (21.66)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $1,951
  Ratio of operating expenses to average
    net assets                                  1.70%(a)
  Ratio of net investment income/(loss)
    to average net assets                        (1.17)%
  Portfolio turnover rate                          87%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      2.22%(a)

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
# Per share net investment income (loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB CONVERTIBLE SECURITIES INDEX -- a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

LEHMAN AGGREGATE BOND INDEX -- an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN GOVERNMENT/CORPORATE BOND INDEX -- an unmanaged index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES INDEX -- a widely used measure of convertible securities performance, this unmanaged index measures the performance of all U.S. dollar denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance. The index is reweighted daily to reflect all market value increases and decreases, as well as new issues and redemptions. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MSCI EAFE INDEX -- Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investment. It is not available for investment.

MSCI WORLD INDEX -- Morgan Stanley Capital International World Index is an unmanaged index consisting of securities listed on exchanges in the major European and Asian countries, Australia and the U.S. and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is not available for investment.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

RUSSELL 1000 INDEX -- an unmanaged index comprised of the 1,000 largest stocks in the Russell 3000 Index. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index.

The Russell 3000 Index is a listing of 3,000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a "large cap" index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000 GROWTH INDEX -- an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000 VALUE INDEX -- an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000 INDEX -- an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000 GROWTH INDEX -- an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance, with a greater than average growth orientation. Companies in the Russell 2000 Growth Index tend to exhibit higher price-to-book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000 VALUE INDEX -- an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000 GROWTH INDEX -- an unmanaged index comprised of securities in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation. Companies in the Russell 3000 Growth Index tend to exhibit higher price to book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP GROWTH INDEX -- an unmanaged index which measures the performance of those Russell MidCap companies with higher price-to-book ratios and forecasted growth values. The companies are included in the Russell 1000 Growth Index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) INDEX -- an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.0 billion; the median market capitalization was approximately $2.9 billion. The largest company in the index had an approximate market capitalization of $12 billion. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) VALUE INDEX -- an unmanaged index which measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500(1) -- Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P/IFC INVESTABLES INDEX -- an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. The index is weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P MIDCAP 400(1) -- an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P SMALLCAP 600(1) -- Standard & Poor's SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. TREASURY OBLIGATION -- a debt security issued by the U.S. Treasury.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)S&P has not reviewed any stock included in the S&P 500, S&P SmallCap 600 or S&P MidCap 400 Index for its investment merit. S&P determines and calculates its indices independently of the Funds and is not a sponsor or affiliate of the Funds. S&P gives no information and makes no statements about the suitability of investing in the Funds or the ability of its indices to track stock market performance. S&P makes no guarantees about the indices, any data included in them and the suitability of the indices or its data for any purpose. "Standard and Poor's," "S&P 500" and "S&P 600" are trademarks of The McGraw-Hill Companies, Inc.



128
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

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

Where to find more information
(QUESTION MARK GRAPHIC)
You'll find more information about Nations Funds Stock Funds in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS

      The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Funds and their policies. The
                   SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations
      Funds:

      By telephone: 1.800.321.7854

      By mail:
      NATIONS FUNDS
      C/O BACAP DISTRIBUTORS, LLC
      ONE BANK OF AMERICA PLAZA
      33RD FLOOR
      CHARLOTTE, NC 28255

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


SEC file number:
Nations Funds Trust, 811-09645
COMEQPROIX-0803


                                                            (NATIONS FUNDS LOGO)

                Government & Corporate
                Bond Funds
                ----------------------------------------------------------------
                Prospectus -- Investor A, B and C Shares
                August 1, 2003
(NATIONS FUNDS LOGO)

NATIONS SHORT-TERM
INCOME FUND
NATIONS SHORT-
INTERMEDIATE
GOVERNMENT FUND
NATIONS GOVERNMENT
SECURITIES FUND
NATIONS INTERMEDIATE BOND FUND
NATIONS BOND FUND
NATIONS STRATEGIC
INCOME FUND
NATIONS HIGH YIELD
BOND FUND


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 88.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Nations Funds Government & Corporate Bond Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUNDS

The Government & Corporate Bond Funds focus on the potential to earn income by investing primarily in fixed income securities.

Fixed income securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities. There's always a risk that you'll lose money or you may not earn as much as you expect.

CHOOSING THE RIGHT FUNDS FOR YOU

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Government & Corporate Bond Funds may be suitable for you if:

  - you're looking for income

  - you have longer-term investment goals

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with fixed income securities

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BACAP IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. BACAP AND NATIONS FUNDS HAVE ENGAGED SUB-ADVISERS, WHICH ARE RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR CERTAIN FUNDS.




 YOU'LL FIND MORE ABOUT BACAP AND THE SUB-ADVISERS STARTING ON PAGE 49.

--------------------------------------------------------------------------------


NATIONS SHORT-TERM INCOME FUND                                   4
------------------------------------------------------------------
NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND                      10
------------------------------------------------------------------
NATIONS GOVERNMENT SECURITIES FUND                              16
------------------------------------------------------------------
NATIONS INTERMEDIATE BOND FUND                                  22
------------------------------------------------------------------
NATIONS BOND FUND                                               28
------------------------------------------------------------------
NATIONS STRATEGIC INCOME FUND                                   34
------------------------------------------------------------------
NATIONS HIGH YIELD BOND FUND                                    41
Sub-adviser: MacKay Shields LLC
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     47
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       49

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Choosing a share class                                        53
     About Investor A Shares                                    55
        Front-end sales charge                                  55
        Contingent deferred sales charge                        57
     About Investor B Shares                                    57
        Contingent deferred sales charge                        57
     About Investor C Shares                                    60
        Contingent deferred sales charge                        60
     When you might not have to pay a sales charge              60
  Buying, selling and exchanging shares                         64
     How orders are processed                                   66
  How selling and servicing agents are paid                     72
  Distributions and taxes                                       74
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            76
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   88
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS SHORT-TERM INCOME FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 49.

WHAT ARE CORPORATE FIXED INCOME SECURITIES

THIS FUND FOCUSES ON FIXED INCOME SECURITIES ISSUED BY CORPORATIONS. CORPORATE FIXED INCOME SECURITIES HAVE THE POTENTIAL TO PAY HIGHER INCOME THAN U.S. TREASURY SECURITIES WITH SIMILAR MATURITIES.

DURATION

DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income consistent with minimal fluctuations of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in income-producing securities. The Fund normally invests at least 65% of its total assets in investment grade fixed income securities. The team may choose unrated securities if it believes they are of comparable quality to investment grade securities at the time of investment.

The Fund may invest in:

  - corporate debt securities, including bonds, notes and debentures

  - mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations

  - asset-backed securities

  - U.S. government obligations

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Fund may invest in private placements to seek to enhance its yield.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be three years or less, and its duration will be three years or less.

When selecting individual investments, the team:

  - looks at a fixed income security's potential to generate both income and price appreciation

  - allocates assets among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities; asset-backed securities and corporate securities, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The team may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  - tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The team may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Short-Term Income Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - MORTGAGE-RELATED RISK -- The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

      - ASSET-BACKED SECURITIES RISK -- Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               7.33%   -0.48%   11.08%    4.68%    5.82%    6.08%    3.00%    6.90%    8.45%    5.14%



              *Year-to-date return as of June 30, 2003: 1.29%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 2ND QUARTER 1995:           3.47%
         WORST: 1ST QUARTER 1994:         -1.00%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Investor A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the Merrill Lynch 1-3 Year Treasury Index, an index of U.S. Treasury bonds with maturities of one to three years. All dividends are reinvested. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                1 YEAR   5 YEARS   10 YEARS    FUND*
         INVESTOR A SHARES RETURNS BEFORE
           TAXES                                 4.10%    5.68%     5.65%      5.42%



         INVESTOR A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS                      2.76%    3.60%     3.48%      3.27%



         INVESTOR A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS AND SALE OF FUND
           SHARES                                2.56%    3.51%     3.43%      3.25%



         INVESTOR B SHARES RETURNS BEFORE
           TAXES                                -0.63%    5.01%      --        5.24%



         INVESTOR C SHARES RETURNS BEFORE
           TAXES                                 3.24%    5.23%     5.31%      5.10%



         MERRILL LYNCH 1-3 TREASURY INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                    5.76%    6.40%     6.04%      5.90%

      *THE INCEPTION DATES OF INVESTOR A SHARES, INVESTOR B SHARES AND INVESTOR
       C SHARES ARE OCTOBER 2, 1992, JUNE 7, 1993 AND OCTOBER 2, 1992, RESPECTIVELY. THE RETURN FOR THE INDEX SHOWN IS FROM INCEPTION OF INVESTOR A SHARES.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS.

INVESTOR B SHARES OF THIS FUND ARE ONLY AVAILABLE TO EXISTING SHAREHOLDERS FOR INVESTMENT.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                           Investor A   Investor B   Investor C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          1.00%         none         none



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                    none(1)        none        1.00%(2)



         ANNUAL FUND OPERATING EXPENSES(3)
         (Expenses that are deducted from the Fund's assets)



         Management fees                              0.30%        0.30%        0.30%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.30%        0.30%        0.30%
                                                       -------      -------      -------



         Total annual Fund operating expenses         0.85%        1.60%        1.60%



         Fee waivers                                 (0.10)%      (0.10)%      (0.10)%
                                                       -------      -------      -------



         Total net expenses(4)                        0.75%        1.50%        1.50%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (4)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees until July 31, 2004. The figures shown here are after waivers. There is no guarantee that these waivers will continue.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                       $176     $359      $557      $1,130



         INVESTOR B SHARES                       $153     $495      $861      $1,691



         INVESTOR C SHARES                       $253     $495      $861      $1,892

      If you bought Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR C SHARES                       $153     $495      $861      $1,892

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 49.

U.S. GOVERNMENT SECURITIES

THIS FUND INVESTS MOST OF ITS ASSETS IN SECURITIES THAT ARE U.S. GOVERNMENT ISSUED OR GUARANTEED. THIS MEANS THE FUND IS GENERALLY NOT SUBJECT TO CREDIT RISK, BUT IT COULD EARN LESS INCOME THAN FUNDS THAT INVEST IN OTHER KINDS OF FIXED INCOME SECURITIES.

DURATION

DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income consistent with modest fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in
                   U.S. government obligations and repurchase agreements secured by these securities. It may invest in mortgage-related securities issued or backed by the
                   U.S. government, its agencies or instrumentalities, or corporations.

The Fund may also engage in reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be five years or less, and its duration will be four years or less.

When selecting individual investments, the team:

  - looks at a fixed income security's potential to generate both income and price appreciation

  - allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The team may change the allocations when market conditions change

  - selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

The team may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Short-Intermediate Government Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests may not be investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - MORTGAGE-RELATED RISK -- The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               7.84%   -2.59%   12.22%    2.98%    7.03%    6.39%    0.23%    9.32%    7.35%    9.65%



              *Year-to-date return as of June 30, 2003: 2.01%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 3RD QUARTER 2002:           4.70%
         WORST: 1ST QUARTER 1994:         -1.78%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Investor A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the Lehman Intermediate Government Bond Index, an index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         INVESTOR A SHARES RETURNS BEFORE TAXES  6.11%     5.82%     5.60%      6.24%



         INVESTOR A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS                      4.22%     3.73%     3.42%      4.03%



         INVESTOR A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS AND SALE OF FUND
           SHARES                                4.02%     3.63%     3.38%      3.93%



         INVESTOR B SHARES RETURNS BEFORE TAXES  5.83%     5.78%      --        5.15%



         INVESTOR C SHARES RETURNS BEFORE TAXES  7.59%     5.78%     5.38%      5.39%



         LEHMAN INTERMEDIATE GOVERNMENT BOND
           INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)              9.64%     7.44%     6.91%      7.43%

      *THE INCEPTION DATES OF INVESTOR A SHARES, INVESTOR B SHARES AND INVESTOR
       C SHARES ARE AUGUST 5, 1991, JUNE 7, 1993 AND JUNE 17, 1992, RESPECTIVELY. THE RETURN FOR THE INDEX SHOWN IS FROM INCEPTION OF INVESTOR A SHARES.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                           Investor A   Investor B   Investor C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          3.25%         none         none



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                    none(1)       3.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees                              0.30%        0.30%        0.30%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.32%        0.32%        0.32%
                                                       -------      -------      -------



         Total annual Fund operating expenses         0.87%        1.62%        1.62%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                       $411     $594      $792      $1,364



         INVESTOR B SHARES                       $465     $711      $881      $1,721



         INVESTOR C SHARES                       $265     $511      $881      $1,922

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $165     $511      $881      $1,721



         INVESTOR C SHARES                       $165     $511      $881      $1,922

NATIONS GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 49.

MORTGAGE-BACKED SECURITIES

THIS FUND INVESTS IN MORTGAGE-BACKED SECURITIES. MORTGAGE-BACKED SECURITIES TEND TO PAY HIGHER INCOME THAN U.S. TREASURY BONDS AND OTHER GOVERNMENT-BACKED BONDS WITH SIMILAR MATURITIES, BUT ALSO HAVE SPECIFIC RISKS ASSOCIATED WITH THEM. THEY PAY A MONTHLY AMOUNT THAT INCLUDES A PORTION OF THE PRINCIPAL ON THE UNDERLYING MORTGAGES, AS WELL AS INTEREST.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in
                   U.S. government obligations and repurchase agreements secured by these securities.

It may also invest in the following securities rated investment grade at the time of investment:

  - mortgage-backed securities issued by governments, their agencies or instrumentalities, or corporations

  - asset-backed securities or municipal securities

  - corporate debt securities, including bonds, notes and debentures

The Fund may also engage in reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between five and 30 years.

When selecting individual investments, the team:

  - looks at a fixed income security's potential to generate both income and price appreciation

  - allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The team may change the allocations when market conditions change

  - selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons and expected timing of cash flows

The team may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Government Securities Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.
      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests may not be investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - MORTGAGE-RELATED RISK -- The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

      - ASSET-BACKED SECURITIES RISK -- Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand risks of investing in the Fund. A FUND'S PAST
                   PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                7.61%   -5.32%   14.99%    2.28%    8.29%    8.16%   -3.29%   11.91%    6.42%   11.21%



               *Year-to-date return as of June 30, 2003: 2.95%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 3RD QUARTER 2002:           6.27%
         WORST: 1ST QUARTER 1994:         -3.04%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Investor A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the Lehman Government Bond Index, an unmanaged index of government bonds with an average maturity of approximately nine years. All dividends are reinvested. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                1 YEAR   5 YEARS   10 YEARS    FUND*
         INVESTOR A SHARES RETURNS BEFORE
           TAXES                                 5.97%    5.71%     5.52%      6.13%



         INVESTOR A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS                      4.77%    3.66%     3.28%      3.85%



         INVESTOR A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS AND SALE OF FUND
           SHARES                                3.62%    3.51%     3.24%      3.77%



         INVESTOR B SHARES RETURNS BEFORE
           TAXES                                 5.37%    5.69%      --        5.26%



         INVESTOR C SHARES RETURNS BEFORE
           TAXES                                 9.41%    5.96%     5.41%      5.34%



         LEHMAN GOVERNMENT BOND INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                   11.50%    7.77%     7.56%      8.10%

      *THE INCEPTION DATES OF INVESTOR A SHARES, INVESTOR B SHARES AND INVESTOR
       C SHARES ARE APRIL 17, 1991, JUNE 7, 1993 AND JULY 6, 1992, RESPECTIVELY. THE RETURN FOR THE INDEX SHOWN IS FROM INCEPTION OF INVESTOR A SHARES.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                           Investor A   Investor B   Investor C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          4.75%         none         none



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                     none(1)      5.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees                              0.50%        0.50%        0.50%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.36%        0.36%        0.36%
                                                       -------      -------      -------



         Total annual Fund operating expenses         1.11%        1.86%        1.86%



         Fee waivers                                 (0.15)%      (0.15)%      (0.15)%
                                                       -------      -------      -------



         Total net expenses(5)                        0.96%        1.71%        1.71%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees until July 31, 2004. The figures shown here are after waivers. There is no guarantee that these waivers will continue.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                       $568     $797     $1,045     $1,752



         INVESTOR B SHARES                       $674     $870     $1,192     $1,971



         INVESTOR C SHARES                       $274     $570     $  992     $2,168

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $174     $570     $  992     $1,971



         INVESTOR C SHARES                       $174     $570     $  992     $2,168

NATIONS INTERMEDIATE BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

BACAP IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER. BACAP'S FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 49.

INTERMEDIATE-TERM SECURITIES

THE TEAM FOCUSES ON FIXED INCOME SECURITIES WITH INTERMEDIATE TERMS. WHILE THESE SECURITIES GENERALLY WON'T EARN AS MUCH INCOME AS SECURITIES WITH LONGER TERMS, THEY TEND TO BE LESS SENSITIVE TO CHANGES IN INTEREST RATES.

DURATION

DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to obtain interest income and capital appreciation.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations Intermediate Bond Master Portfolio
                   (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in bonds. The Master Portfolio normally invests at least 65% of its assets in intermediate and longer-term fixed income securities that are rated investment grade. The Master Portfolio can invest up to 35% of its assets in mortgage-backed securities, including collateralized mortgage obligations
(CMOs), that are backed by the U.S. government, its agencies or instrumentalities, or corporations.

The Master Portfolio can invest up to 10% of its assets in high yield debt securities.

The Master Portfolio may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Master Portfolio may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Master Portfolio may invest in private placement to seek to enhance its yield.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Master Portfolio's average dollar-weighted maturity will be between three and six years. Its duration generally will be the same as the Lehman Intermediate Government/Corporate Bond Index.

When selecting individual investments, the team:

  - looks at a fixed income security's potential to generate both income and price appreciation

  - allocates assets among U.S. corporate securities and mortgage-backed securities, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The team may change the allocations when market conditions change

  - selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to maintain a duration that is similar to the duration of the Master Portfolio's benchmark. This can help manage interest rate risk

  - tries to manage risk by diversifying the Master Portfolio's investments in securities of many different issuers

The team may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Intermediate Bond Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the team chooses for the Master Portfolio will not rise as high as the team expects, or will fall.
      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

--------------------------------------------------------------------------------



 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


      - CREDIT RISK -- The Master Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Master Portfolio invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - MORTGAGE-RELATED RISK -- The value of the Master Portfolio's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Master Portfolio may have to reinvest this money in mortgage-backed or other securities that have lower yields.

      - INVESTMENT IN ANOTHER NATIONS FUND -- The Master Portfolio may pursue its high yield securities strategy by investing in High Yield Portfolio rather than directly in high yield securities. High Yield Portfolio is a registered investment company in the Nations Funds Family whose interests are offered by private placements only. BACAP and its affiliates may be entitled to reimbursement for certain expenses from High Yield Portfolio in addition to the fees which they are entitled to receive from the Master Portfolio or Fund for services provided directly. BACAP and its affiliates may waive fees which they are entitled to receive from High Yield Portfolio.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----
              14.54%    3.14%    6.54%    7.32%    0.02%    7.96%    8.23%    8.35%



              *Year-to-date return as of June 30, 2003: 3.31%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 2ND QUARTER 1995:           4.50%
         WORST: 1ST QUARTER 1996:         -1.06%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Investor A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the Lehman Intermediate Government Credit Index (formerly called the Lehman Intermediate Government/Corporate Bond Index), an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with maturities of 1 to 10 years. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         INVESTOR A SHARES RETURNS BEFORE TAXES            4.85%     5.71%     5.60%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                   3.16%     3.44%     3.21%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES           3.10%     3.43%     3.25%



         INVESTOR B SHARES RETURNS BEFORE TAXES            4.52%      --       6.84%



         INVESTOR C SHARES RETURNS BEFORE TAXES            6.59%     7.17%     6.82%



         LEHMAN INTERMEDIATE GOVERNMENT CREDIT INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                                          9.84%     7.48%     6.82%

      *THE INCEPTION DATES OF INVESTOR A SHARES, INVESTOR B SHARES AND INVESTOR
       C SHARES ARE JANUARY 24, 1994, OCTOBER 20, 1999 AND NOVEMBER 20, 1996, RESPECTIVELY. THE RETURN FOR THE INDEX SHOWN IS FROM INCEPTION OF INVESTOR A SHARES.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                           Investor A   Investor B   Investor C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          3.25%         none         none



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                    none(1)       3.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)(5)



         Management fees                              0.40%        0.40%        0.40%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.31%        0.31%        0.31%
                                                       -------      -------      -------



         Total annual Fund operating expenses(6)      0.96%        1.71%        1.71%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 1.06%, 1.81% and 1.81%, respectively, for Investor A, Investor B and Investor C Shares until July 31, 2004. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                       $420     $621      $839      $1,466



         INVESTOR B SHARES                       $474     $739      $928      $1,821



         INVESTOR C SHARES                       $274     $539      $928      $2,019

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $174     $539      $928      $1,821



         INVESTOR C SHARES                       $174     $539      $928      $2,019

NATIONS BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 49.

MORE INVESTMENT OPPORTUNITIES

THIS FUND CAN INVEST IN A WIDE RANGE OF FIXED INCOME SECURITIES. THIS ALLOWS THE TEAM TO FOCUS ON SECURITIES THAT OFFER THE POTENTIAL FOR HIGHER RETURNS.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks total return by investing in investment grade fixed income securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in bonds. The Fund normally invests at least 65% of its assets in investment grade fixed income securities. The team may choose unrated securities if it believes they are of comparable quality to investment grade securities at the time of investment.

The Fund may invest in:

  - corporate debt securities, including bonds, notes and debentures

  - U.S. government obligations

  - foreign debt securities denominated in U.S. dollars

  - mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations

  - asset-backed securities

  - municipal securities

The Fund may invest up to 10% of its total assets in high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Fund may invest in private placements to seek to enhance its yield.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be 10 years or less and will never be more than 15 years.

When selecting individual investments, the team:

  - looks at a fixed income security's potential to generate both income and price appreciation

  - allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities; and corporate securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The team may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Bond Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - MORTGAGE-RELATED RISK -- The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

      - INVESTMENT IN OTHER NATIONS FUNDS -- The Fund may pursue its high yield securities strategy by investing in High Yield Portfolio rather than directly in high yield securities. High Yield Portfolio is a registered investment company in the Nations Funds Family whose interests are offered by private placements only. BACAP and its affiliates may be entitled to reimbursement for certain expenses from High Yield Portfolio in addition to the fees which they are entitled to receive from Nations Bond Fund for services provided directly. The Fund may also invest in Nations Convertible Securities Fund. BACAP and its affiliates are entitled to receive fees from Nations Convertible Securities Fund for providing advisory and other services, in addition to the fees which they are entitled to receive from Nations Bond Fund for services provided directly. BACAP and its affiliates may waive fees which they are entitled to receive from either High Yield Portfolio or Nations Convertible Securities Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              10.61%   -3.51%   17.05%    1.92%    8.26%    6.94%   -1.45%    9.83%    7.60%    7.10%



              *Year-to-date return as of June 30, 2003: 4.30%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 2ND QUARTER 1995:           5.90%
         WORST: 1ST QUARTER 1994:         -2.85%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Investor A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period of the Lehman Aggregate Bond Index, an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. All dividends are reinvested. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                             LIFE OF
                                               1 YEAR   5 YEARS   10 YEARS    FUND*
         INVESTOR A SHARES RETURNS BEFORE
           TAXES                                3.61%    5.23%     5.93%      5.97%



         INVESTOR A SHARES RETURNS AFTER
           TAXES ON DISTRIBUTIONS               1.47%    2.82%     3.40%      3.46%



         INVESTOR A SHARES RETURNS AFTER
           TAXES ON DISTRIBUTIONS AND SALE OF
           FUND SHARES                          2.22%    2.97%     3.46%      3.51%



         INVESTOR B SHARES RETURNS BEFORE
           TAXES                                3.41%    5.21%      --        5.32%



         INVESTOR C SHARES RETURNS BEFORE
           TAXES                                5.30%    5.17%     5.69%      5.76%



         LEHMAN AGGREGATE BOND INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                  10.25%    7.55%     7.51%      7.62%

      *THE INCEPTION DATES OF INVESTOR A SHARES, INVESTOR B SHARES AND INVESTOR
       C SHARES ARE NOVEMBER 19, 1992, JUNE 7, 1993 AND NOVEMBER 16, 1992, RESPECTIVELY. THE RETURN FOR THE INDEX SHOWN IS FROM INCEPTION OF INVESTOR A SHARES.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                           Investor A   Investor B   Investor C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          3.25%         none         none



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                    none(1)       3.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees                              0.40%        0.40%        0.40%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.27%        0.27%        0.27%
                                                      -----        -----        -----



         Total annual Fund operating expenses         0.92%        1.67%        1.67%
                                                      =====        =====        =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                      $416      $609      $818     $1,421



         INVESTOR B SHARES                      $470      $726      $907     $1,777



         INVESTOR C SHARES                      $270      $526      $907     $1,976

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                      $170      $526      $907     $1,777



         INVESTOR C SHARES                      $170      $526      $907     $1,976

NATIONS STRATEGIC INCOME FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 49.

MULTI-SECTOR APPROACH

THE FUND FOLLOWS A MULTI-SECTOR APPROACH IN ORDER TO PURSUE HIGH INCOME WHILE SEEKING TO CONTROL VOLATILITY. TO TRY TO ACCOMPLISH THIS, THE FUND IS DIVERSIFIED BROADLY IN THREE SECTORS OF THE MARKET -- U.S. GOVERNMENT, FOREIGN AND LOWER-RATED CORPORATE BONDS. THIS DIVERSIFICATION IS THOUGHT TO BE CRITICAL IN MANAGING THE EXCHANGE-RATE UNCERTAINTIES OF FOREIGN BONDS AND THE SPECIAL CREDIT RISKS OF LOWER-RATED BONDS.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks total return with an emphasis on current income by investing in a diversified portfolio of fixed income securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in income-producing securities. The Fund normally invests at least 65% of its assets in investment grade debt securities.

The Fund may invest in:

  - corporate debt securities

  - U.S. government obligations

  - foreign debt securities denominated in U.S. dollars or foreign currencies

  - mortgage-related securities issued by governments and non-government issuers

  - asset-backed securities

The Fund may invest up to 35% of its assets in lower-quality fixed income securities ("junk bonds" or "high yield bonds") rated "Ba" or "B" by Moody's Investors Service, Inc. (Moody's) or "BB" or "B" by Standard & Poor's Corporation (S&P). The team may choose unrated securities if it believes they are of comparable quality at the time of investment. The Fund may invest in other registered investment companies.

The Fund will limit its investments in foreign securities to one-third of its total assets. The Fund may engage in forward foreign currency contracts, reverse repurchase agreements and forward purchase agreements to seek to protect against movements in the value of foreign currencies in which its foreign securities may be denominated.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements primarily used to seek to enhance returns and manage liquidity. These investments will generally be short-term in nature. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Fund may also invest in private placements to seek to enhance its yield.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be more than five years.

When selecting individual investments, the team:

  - looks at a fixed income security's potential to generate both income and price appreciation

  - allocates assets primarily among U.S. government obligations and U.S. corporate securities, including high yield corporate bonds. The allocation is structured to provide the potential for the best return, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The team may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  - tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The team may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Strategic Income Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - FOREIGN INVESTMENT RISK -- Because the Fund may invest up to one-third of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. The Fund's use of forward foreign currency contracts to seek to protect against movements in the value of foreign currencies may not eliminate the risk that the Fund will be adversely affected by changes in foreign currencies. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - ASSET-BACKED SECURITIES RISK -- Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

      - MORTGAGE-RELATED RISK -- The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

      - INVESTMENT IN ANOTHER NATIONS FUND -- The Fund may pursue its high yield securities strategy by investing in High Yield Portfolio rather than directly in high yield securities. High Yield Portfolio is a registered investment company in the Nations Funds Family whose interests are offered by private placements only. BACAP and its affiliates may be entitled to reimbursement for certain expenses from High Yield Portfolio in addition to the fees which they are entitled to receive from Nations Strategic Income Fund for services provided directly. BACAP and its affiliates may waive fees which they are entitled to receive from High Yield Portfolio.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              15.62%   -2.74%   20.61%    2.21%    8.32%    7.27%   -2.93%    7.77%    6.40%    4.74%



              *Year-to-date return as of June 30, 2003: 6.90%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 2ND QUARTER 1995:           7.42%
         WORST: 1ST QUARTER 1996:         -3.24%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Investor A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the Lehman Aggregate Bond Index, an unmanaged index made up of the Lehman Government/Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. In addition, the table shows the returns for each period for a blend of 65% of the Lehman Aggregate Bond Index, 25% of the Salomon B/BB High Yield Market Index and 10% of the J.P. Morgan Emerging Markets Bond Index Global. The Salomon B/BB High Yield Market Index is an unmanaged index that includes U.S. dollar-denominated bonds rated B or BB and the J.P. Morgan Emerging Markets Bond Index Global is an unmanaged index that covers 27 emerging market countries. All dividends are reinvested. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                1 YEAR   5 YEARS   10 YEARS    FUND*
         INVESTOR A SHARES RETURNS BEFORE
           TAXES                                -0.19%    3.56%     5.99%      6.07%



         INVESTOR A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS                     -2.00%    1.09%     3.26%      3.34%



         INVESTOR A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS AND SALE OF FUND
           SHARES                               -0.15%    1.59%     3.41%      3.48%



         INVESTOR B SHARES RETURNS BEFORE
           TAXES                                 1.14%    3.53%      --        5.23%



         INVESTOR C SHARES RETURNS BEFORE
           TAXES                                 2.85%    3.81%     5.87%      6.04%



         LEHMAN AGGREGATE BOND INDEX (REFLECTS
           NO DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                               10.25%    7.55%     7.51%      7.62%



         BLENDED LEHMAN AGGREGATE BOND,
           SALOMON B/BB HIGH YIELD MARKET AND
           J.P. MORGAN EMERGING MARKET BOND
           GLOBAL INDICES (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                                5.32%    5.12%     7.20%      7.28%




      *THE INCEPTION DATES OF INVESTOR A SHARES, INVESTOR B SHARES AND INVESTOR
       C SHARES ARE NOVEMBER 25, 1992, JUNE 7, 1993 AND NOVEMBER 9, 1992, RESPECTIVELY. THE RETURN FOR THE INDEX SHOWN IS FROM INCEPTION OF INVESTOR A SHARES.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                           Investor A   Investor B   Investor C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          4.75%         none         none



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                   none(1)        5.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees                              0.50%        0.50%        0.50%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.38%        0.38%        0.38%
                                                       -------      -------      -------



         Total annual Fund operating expenses         1.13%        1.88%        1.88%



         Fee waivers                                 (0.10)%      (0.10)%      (0.10)%
                                                       -------      -------      -------



         Total net expenses(5)                        1.03%        1.78%        1.78%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees until July 31, 2004. The figures shown here are after waivers. There is no guarantee that these waivers will continue.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                       $575     $808     $1,060     $1,778



         INVESTOR B SHARES                       $681     $881     $1,207     $1,997



         INVESTOR C SHARES                       $281     $581     $1,007     $2,193

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $181     $581     $1,007     $1,997



         INVESTOR C SHARES                       $181     $581     $1,007     $2,193

NATIONS HIGH YIELD BOND FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

BACAP IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MACKAY SHIELDS LLC (MACKAY SHIELDS) IS ITS SUB-ADVISER. MACKAY SHIELDS' HIGH YIELD PORTFOLIO MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MACKAY SHIELDS AND ITS HIGH YIELD PORTFOLIO MANAGEMENT TEAM ON PAGE 50.

HIGH YIELD DEBT SECURITIES

THIS FUND INVESTS PRIMARILY IN HIGH YIELD DEBT SECURITIES, WHICH ARE OFTEN REFERRED TO AS "JUNK BONDS." HIGH YIELD DEBT SECURITIES OFFER THE POTENTIAL FOR HIGHER INCOME THAN OTHER KINDS OF DEBT SECURITIES WITH SIMILAR MATURITIES, BUT THEY ALSO HAVE HIGHER CREDIT RISK.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks maximum income by investing in a diversified portfolio of high yield debt securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations High Yield Bond Master Portfolio
                   (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in domestic and foreign corporate high yield debt securities. These securities are not rated investment grade, but generally will be rated "BB" or "B" by Standard & Poor's Corporation. The team may choose unrated securities if it believes they are of comparable quality at the time of investment. The portfolio is not managed to a specific duration. Its duration will generally track the CSFB Global High Yield Index.

The Master Portfolio invests primarily in:

  - Domestic corporate high yield debt securities, including private placements

  - U.S. dollar-denominated foreign corporate high yield debt securities, including private placements

  - Zero-coupon bonds

  - U.S. government obligations

  - Equity securities (up to 20% of its assets), which may include convertible securities

The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

When selecting investments for the portfolio, the team:

  - focuses on individual security selection ("bottom-up" analysis)

  - uses fundamental credit analysis

  - emphasizes current income while attempting to minimize risk to principal

  - seeks to identify a catalyst for capital appreciation such as an operational or financial restructuring

  - tries to manage risk by diversifying the Master Portfolio's investments across securities of many different issuers

The team may sell a security when its market price rises above the target price the team has set, if it believes there has been a deterioration in an issuer's fundamentals, such as earnings, sales or management, or an issuer's credit quality, or to maintain portfolio diversification, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations High Yield Bond Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      - CREDIT RISK -- The types of securities in which the Master Portfolio typically invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - LIQUIDITY RISK -- There is a risk that a security held by the Master Portfolio cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

      - FOREIGN INVESTMENT RISK -- Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, may also apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund can withdraw its entire investment from the Master Portfolio if it believes it's in the best interest of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

FOR INFORMATION ABOUT THE PERFORMANCE OF OTHER HIGH YIELD ACCOUNTS MANAGED BY MACKAY SHIELDS, SEE HOW THE FUNDS ARE MANAGED.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2001     2002
               ----     ----
               8.28%    1.92%



              *Year-to-date return as of June 30, 2003: 18.37%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 2002:           9.31%
         WORST: 3RD QUARTER 2002:         -5.90%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Investor A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the CSFB Global High Yield Index, an unmanaged index that mirrors the high yield debt market. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                                  1 YEAR    FUND*
         INVESTOR A SHARES RETURNS BEFORE TAXES                   -2.87%    1.08%



         INVESTOR A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS   -6.23%   -2.80%



         INVESTOR A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS
           AND SALE OF FUND SHARES                                -1.81%   -1.06%



         INVESTOR B SHARES RETURNS BEFORE TAXES                   -3.45%    1.29%



         INVESTOR C SHARES RETURNS BEFORE TAXES                    0.28%    1.98%



         CSFB GLOBAL HIGH YIELD INDEX (REFLECTS NO DEDUCTIONS
           FOR FEES, EXPENSES OR TAXES)                            3.11%    1.12%

      *THE INCEPTION DATES OF INVESTOR A SHARES, INVESTOR B SHARES AND INVESTOR
       C SHARES ARE FEBRUARY 14, 2000, FEBRUARY 17, 2000 AND MARCH 8, 2000, RESPECTIVELY. THE RETURN FOR THE INDEX SHOWN IS FROM INCEPTION OF INVESTOR A SHARES.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                           Investor A   Investor B   Investor C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          4.75%         none         none



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                    none(1)       5.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)(5)



         Management fees                              0.55%        0.55%        0.55%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.35%        0.35%        0.35%
                                                       -------      -------      -------



         Total annual Fund operating expenses(6)      1.15%        1.90%        1.90%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 1.18%, 1.93% and 1.93%, respectively, for Investor A, Investor B and Investor C Shares until July 31, 2004. There is no guarantee that these limitations will continue.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                       $587     $824     $1,079     $1,809



         INVESTOR B SHARES                       $693     $897     $1,226     $2,027



         INVESTOR C SHARES                       $293     $597     $1,026     $2,222

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $193     $597     $1,026     $2,027



         INVESTOR C SHARES                       $193     $597     $1,026     $2,222

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Any Fund with an 80% Policy may change it without shareholder approval by giving the shareholder at least 60 days notice. Other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

       Each Fund that is not already in feeder fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN NATIONS MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest their assets in Nations Money Market Funds. BACAP and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. BACAP may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Funds.

      - FOREIGN INVESTMENT RISK -- Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If a

        Fund invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, distribution, administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO TURNOVER -- A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for each Fund in FINANCIAL HIGHLIGHTS.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.321.7854 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------


INVESTMENT ADVISER

BACAP is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Funds described in this prospectus.

BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $195 billion, BACAP acts as investment manager for individuals, corporations, private investment companies and financial institutions. BACAP uses a team approach to investment management. Each team has access to the latest technology and analytical resources.

The table below tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund for which BACAP has not engaged an investment sub-adviser.

  FUND                                         BACAP TEAM
  NATIONS SHORT-TERM INCOME FUND               FIXED INCOME MANAGEMENT TEAM



  NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND   FIXED INCOME MANAGEMENT TEAM



  NATIONS GOVERNMENT SECURITIES FUND           FIXED INCOME MANAGEMENT TEAM



  NATIONS INTERMEDIATE BOND FUND(1)            FIXED INCOME MANAGEMENT TEAM



  NATIONS BOND FUND                            FIXED INCOME MANAGEMENT TEAM



  NATIONS STRATEGIC INCOME FUND                FIXED INCOME MANAGEMENT TEAM

(1)NATIONS INTERMEDIATE BOND FUND DOESN'T HAVE ITS OWN INVESTMENT ADVISER BECAUSE IT INVESTS IN NATIONS INTERMEDIATE BOND MASTER PORTFOLIO. BACAP IS THE INVESTMENT ADVISER TO THE MASTER PORTFOLIO.

Nations Funds pays BACAP an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BACAP uses part of this money to pay the investment sub-adviser for the services it provides to certain Funds.

BACAP has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2004. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BACAP will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BACAP can receive, along with the actual advisory fees BACAP and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  NATIONS SHORT-TERM INCOME FUND                              0.30%        0.20%



  NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND                  0.30%        0.30%



  NATIONS GOVERNMENT SECURITIES FUND                          0.50%        0.40%



  NATIONS INTERMEDIATE BOND FUND(1)                           0.40%        0.40%



  NATIONS BOND FUND                                           0.40%        0.40%



  NATIONS STRATEGIC INCOME FUND                               0.50%        0.40%



  NATIONS HIGH YIELD BOND FUND(1)                             0.55%        0.55%

(1)THESE FUNDS DON'T HAVE THEIR OWN INVESTMENT ADVISER BECAUSE THEY INVEST IN NATIONS INTERMEDIATE BOND MASTER PORTFOLIO AND NATIONS HIGH YIELD BOND MASTER PORTFOLIO, RESPECTIVELY. BACAP IS THE INVESTMENT ADVISER TO THE MASTER PORTFOLIOS.

INVESTMENT SUB-ADVISERS

Nations Funds and BACAP engage one or more investment sub-advisers for certain Funds to make day-to-day investment decisions for the Fund. BACAP retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BACAP may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. BACAP and the Funds have applied for relief from the SEC to permit the Funds to act on many of BACAP's recommendations with approval only by the Board and not by Fund shareholders. BACAP or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BACAP and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

Nations Funds and BACAP have engaged the following investment sub-adviser to provide day-to-day portfolio management for certain Funds. This sub-adviser functions under the supervision of BACAP and the Board of Nations Funds.

--------------------------------------------------------------------------------

MACKAY SHIELDS LLC

9 WEST 57TH STREET
NEW YORK, NEW YORK 10019

--------------------------------------------------------------------------------


MACKAY SHIELDS LLC

Founded in 1938, MacKay Shields is an independently-managed, wholly-owned subsidiary of New York Life Insurance Company. The firm's 80 investment professionals manage more than $30 billion in assets, including over $11.5 billion in high yield assets.

MacKay Shields' High Yield Portfolio Management Team is responsible for making the day-to-day decisions for Nations High Yield Bond Master Portfolio.

PRIOR PERFORMANCE OF OTHER HIGH YIELD ACCOUNTS MANAGED BY
MACKAY SHIELDS

Nations High Yield Bond Fund commenced its operations on February 14, 2000. The table below is designed to show you how a composite of similar high yield accounts managed by MacKay Shields performed over various time periods in the past.

The accounts comprising the MacKay Shields composite have investment objectives, policies and strategies that are substantially similar to those of Nations High Yield Bond Master Portfolio.

The table below shows the returns for the MacKay Shields composite compared with the CSFB Global High Yield Index for the periods ending December 31, 2002. The returns of the MacKay Shields composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002


                                                  MACKAY SHIELDS     CSFB GLOBAL
                                                    COMPOSITE      HIGH YIELD INDEX
  ONE YEAR                                             2.8%             3.10%



  THREE YEARS                                          2.4%             1.11%



  FIVE YEARS                                           4.5%             1.43%



  TEN YEARS                                           10.2%             6.51%

ANNUAL TOTAL RETURNS AS OF DECEMBER 31


                                                  MACKAY SHIELDS      CSFB GLOBAL
                                                    COMPOSITE      HIGH YIELD INDEX
  2002                                                 2.8%              3.1%



  2001                                                 8.6%              5.7%



  2000                                                (3.9)%            (5.2)%



  1999                                                10.7%              3.3%



  1998                                                 5.0%              0.6%



  1997                                                15.9%             12.6%



  1996                                                19.6%             12.4%



  1995                                                21.2%             17.4%



  1994                                                 2.6%             (1.0)%



  1993                                                23.1%             18.9%



  1992                                                23.4%             16.7%



  1991 (SINCE 7/1/91)                                 12.8%             12.9%

THIS INFORMATION IS DESIGNED TO DEMONSTRATE THE HISTORICAL TRACK RECORD OF MACKAY SHIELDS. IT DOES NOT INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

PERFORMANCE WILL VARY BASED ON MANY FACTORS, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND THE FUND'S FEES AND EXPENSES.

THE MACKAY SHIELDS COMPOSITE INCLUDES ALL HIGH YIELD ACCOUNTS MANAGED BY MACKAY SHIELDS. THE ACCOUNTS DON'T PAY THE SAME EXPENSES THAT MUTUAL FUNDS PAY AND AREN'T SUBJECT TO THE DIVERSIFICATION RULES, TAX RESTRICTIONS AND INVESTMENT LIMITS UNDER THE 1940 ACT OR SUBCHAPTER M OF THE INTERNAL REVENUE CODE. RETURNS COULD HAVE BEEN LOWER IF THE COMPOSITE HAD BEEN SUBJECT TO THESE EXPENSES AND REGULATIONS AND REFLECTED A DEDUCTION FOR INVESTMENT ADVISORY FEES. PERFORMANCE IS EXPRESSED IN U.S. DOLLARS. THE AGGREGATE RETURNS OF THE ACCOUNTS IN THE COMPOSITE MAY NOT REFLECT THE RETURNS OF ANY PARTICULAR ACCOUNT OF MACKAY SHIELDS.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

BACAP DISTRIBUTORS, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------

The Funds are distributed by BACAP Distributors, LLC (BACAP Distributors), a registered broker/dealer. BACAP Distributors may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

BACAP Distributors is also administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay BACAP Distributors a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly, as follows:

  GOVERNMENT & CORPORATE BOND FUNDS (EXCEPT NATIONS HIGH YIELD
    BOND FUND)                                                  0.22%



  NATIONS HIGH YIELD BOND FUND                                  0.23%


--------------------------------------------------------------------------------

PFPC INC.

400 BELLEVUE PARKWAY
WILMINGTON, DELAWARE 19809

--------------------------------------------------------------------------------


PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Choosing a share class

(BUYING, SELLING, TRANSFERRING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.




 FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.321.7854.




 BEFORE YOU INVEST, PLEASE NOTE THAT OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

--------------------------------------------------------------------------------


Before you can invest in the Funds, you'll need to choose a share class. There are three classes of shares of each Fund offered by this prospectus except Nations Short-Term Income Fund, which doesn't offer Investor B Shares to new investors.

Each class has its own sales charges and fees. The table below compares the charges and fees and other features of the share classes.

                                                                        NATIONS
                                              NATIONS SHORT-           GOVERNMENT
                                               INTERMEDIATE         SECURITIES FUND,
                              NATIONS        GOVERNMENT FUND,      NATIONS STRATEGIC
                             SHORT-TERM    NATIONS INTERMEDIATE       INCOME FUND,
                               INCOME           BOND FUND,            NATIONS HIGH
 INVESTOR A SHARES              FUND         NATIONS BOND FUND      YIELD BOND FUND
 MAXIMUM AMOUNT YOU CAN
 BUY                          NO LIMIT           NO LIMIT               NO LIMIT



 MAXIMUM FRONT-END SALES
 CHARGE                        1.00%               3.25%                 4.75%



 MAXIMUM DEFERRED SALES
 CHARGE(1)                      NONE               NONE                   NONE



 MAXIMUM ANNUAL                0.25%               0.25%                 0.25%
 DISTRIBUTION AND           DISTRIBUTION       DISTRIBUTION           DISTRIBUTION
 SHAREHOLDER SERVICING        (12B-1)/           (12B-1)/               (12B-1)/
 FEES                         SERVICE           SERVICE FEE           SERVICE FEE
                               FEE(2)



 CONVERSION FEATURE             NONE               NONE                   NONE

(1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A
   SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(2)Nations Short-Term Income Fund pays this fee under a separate servicing plan.

                                                                         NATIONS
                                               NATIONS SHORT-           GOVERNMENT
                                                INTERMEDIATE         SECURITIES FUND,
                                              GOVERNMENT FUND,      NATIONS STRATEGIC
                             NATIONS        NATIONS INTERMEDIATE       INCOME FUND,
                           SHORT-TERM            BOND FUND,            NATIONS HIGH
 INVESTOR B SHARES         INCOME FUND        NATIONS BOND FUND      YIELD BOND FUND
 MAXIMUM AMOUNT YOU
 CAN BUY                    $250,000              $250,000               $250,000



 MAXIMUM FRONT-END
 SALES CHARGE                 NONE                  NONE                   NONE



 MAXIMUM DEFERRED
 SALES CHARGE                 NONE                3.00%(1)               5.00%(1)



 REDEMPTION FEE               NONE                  NONE                   NONE



 MAXIMUM ANNUAL               0.75%                 0.75%                 0.75%
 DISTRIBUTION AND         DISTRIBUTION          DISTRIBUTION           DISTRIBUTION
 SHAREHOLDER SERVICING   (12B-1) FEE AND       (12B-1) FEE AND       (12B-1) FEE AND
 FEES                   0.25% SERVICE FEE     0.25% SERVICE FEE     0.25% SERVICE FEE



 CONVERSION FEATURE           NONE                   YES                   YES

(1)This charge decreases over time. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

                                                                         NATIONS
                                               NATIONS SHORT-           GOVERNMENT
                                                INTERMEDIATE         SECURITIES FUND,
                                              GOVERNMENT FUND,      NATIONS STRATEGIC
                             NATIONS        NATIONS INTERMEDIATE       INCOME FUND,
                           SHORT-TERM            BOND FUND,            NATIONS HIGH
 INVESTOR C SHARES         INCOME FUND        NATIONS BOND FUND      YIELD BOND FUND
 MAXIMUM AMOUNT YOU
 CAN BUY                    NO LIMIT              NO LIMIT               NO LIMIT



 MAXIMUM FRONT-END
 SALES CHARGE                 NONE                  NONE                   NONE



 MAXIMUM DEFERRED
 SALES CHARGE(1)              1.00%                 1.00%                 1.00%



 REDEMPTION FEE               NONE                  NONE                   NONE



 MAXIMUM ANNUAL               0.75%                 0.75%                 0.75%
 DISTRIBUTION AND         DISTRIBUTION          DISTRIBUTION           DISTRIBUTION
 SHAREHOLDER SERVICING   (12B-1) FEE AND       (12B-1) FEE AND       (12B-1) FEE AND
 FEES                   0.25% SERVICE FEE     0.25% SERVICE FEE     0.25% SERVICE FEE



 CONVERSION FEATURE           NONE                  NONE                   NONE

(1)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

Investor A Shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Investor A Shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Investor B and Investor C Shares. This means that Investor A Shares can be expected to pay relatively higher distributions per share.

Investor B Shares have limits on how much you can invest. When you buy Investor B or Investor C Shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Investor C Shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Investor A Shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Investor B and Investor C Shares. You should also consider the conversion feature for Investor B Shares, which is described in ABOUT INVESTOR B SHARES.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(A SHARE GRAPHIC)  ABOUT INVESTOR A SHARES

      There is no limit to the amount you can invest in Investor A Shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares.

      FRONT-END SALES CHARGE

      You'll pay a front-end sales charge when you buy Investor A Shares, unless:

        - you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- FRONT END SALES CHARGES

        - you're reinvesting distributions

      The sales charge you'll pay depends on the Fund you're buying and the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

      NATIONS SHORT-TERM INCOME FUND


                                                                             AMOUNT
                                                                            RETAINED
                                                                           BY SELLING
                                       SALES CHARGE     SALES CHARGE         AGENTS
                                      AS A % OF THE     AS A % OF THE    AS A % OF THE
                                      OFFERING PRICE   NET ASSET VALUE   OFFERING PRICE
           AMOUNT YOU BOUGHT            PER SHARE         PER SHARE        PER SHARE
           $0 - $99,999                   1.00%            1.01%             0.75%



           $100,000 - $249,999            0.75%            0.76%             0.50%



           $250,000 - $999,999            0.50%            0.50%             0.40%



           $1,000,000 OR MORE             0.00%            0.00%           1.00%(1)

      NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND
      NATIONS INTERMEDIATE BOND FUND
      NATIONS BOND FUND


                                                                             AMOUNT
                                                                            RETAINED
                                                                           BY SELLING
                                       SALES CHARGE     SALES CHARGE         AGENTS
                                      AS A % OF THE     AS A % OF THE    AS A % OF THE
                                      OFFERING PRICE   NET ASSET VALUE   OFFERING PRICE
           AMOUNT YOU BOUGHT            PER SHARE         PER SHARE        PER SHARE
           $0 - $99,999                   3.25%            3.36%             3.00%



           $100,000 - $249,999            2.50%            2.56%             2.25%



           $250,000 - $499,999            2.00%            2.04%             1.75%



           $500,000 - $999,999            1.50%            1.53%             1.25%



           $1,000,000 OR MORE             0.00%            0.00%           1.00%(1)

      NATIONS GOVERNMENT SECURITIES FUND
      NATIONS STRATEGIC INCOME FUND
      NATIONS HIGH YIELD BOND FUND


                                                                             AMOUNT
                                                                            RETAINED
                                                                           BY SELLING
                                       SALES CHARGE     SALES CHARGE         AGENTS
                                      AS A % OF THE     AS A % OF THE    AS A % OF THE
                                      OFFERING PRICE   NET ASSET VALUE   OFFERING PRICE
           AMOUNT YOU BOUGHT            PER SHARE         PER SHARE        PER SHARE
           $0 - $49,999                   4.75%            4.99%             4.25%



           $50,000 - $99,999              4.50%            4.71%             4.00%



           $100,000 - $249,999            3.50%            3.63%             3.00%



           $250,000 - $499,999            2.50%            2.56%             2.25%



           $500,000 - $999,999            2.00%            2.04%             1.75%



           $1,000,000 OR MORE             0.00%            0.00%           1.00%(1)

      (1)1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. BACAP Distributors pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      CONTINGENT DEFERRED SALES CHARGE

      If you own or buy $1,000,000 or more of Investor A Shares, there is one situation when you'll pay a CDSC:

        - If you sell your shares within 18 months of buying them, you'll pay a CDSC of 1.00%.

      The CDSC is calculated from the day your purchase is accepted (the trade date). We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower.

      You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.


(B SHARES GRAPHIC) ABOUT INVESTOR B SHARES

      You can buy up to $250,000 in aggregate of Investor B Shares. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them. Investor B Shares are not available for Nations Short-Term Income Fund.

      CONTINGENT DEFERRED SALES CHARGE

      You'll pay a CDSC when you sell your Investor B Shares, unless:

        - you bought the shares before August 1, 1997

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

      The CDSC you pay depends on the Fund you bought, when you bought your shares, how much you bought in some cases, and how long you held them.

      NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND
      NATIONS INTERMEDIATE BOND FUND
      NATIONS BOND FUND


         IF YOU SELL YOUR SHARES
         DURING THE FOLLOWING YEAR:                           YOU'LL PAY A CDSC OF:
         --------------------------------------------------------------------------------------
                                                    SHARES
                                                  YOU BOUGHT       SHARES YOU BOUGHT BETWEEN
                                                    AFTER       8/1/1997 AND 11/15/1998 IN THE
                                                  11/15/1998          FOLLOWING AMOUNTS:
                                                  ----------    -------------------------------
                                                                                    $500,000 -
                                                                $0 - $499,999        $999,999
         THE FIRST YEAR YOU OWN THEM                 3.0%            3.0%              2.0%



         THE SECOND YEAR YOU OWN THEM                3.0%            2.0%              1.0%



         THE THIRD YEAR YOU OWN THEM                 2.0%            1.0%              NONE



         THE FOURTH YEAR YOU OWN THEM                1.0%            NONE              NONE



         THE FIFTH YEAR YOU OWN THEM                 NONE            NONE              NONE



         THE SIXTH YEAR YOU OWN THEM                 NONE            NONE              NONE



         AFTER SIX YEARS OF OWNING THEM              NONE            NONE              NONE

      NATIONS GOVERNMENT SECURITIES FUND
      NATIONS STRATEGIC INCOME FUND
      NATIONS HIGH YIELD BOND FUND


         IF YOU SELL YOUR SHARES
         DURING THE FOLLOWING YEAR:                     YOU'LL PAY A CDSC OF:
         -------------------------------------------------------------------------------------
                                          SHARES
                                        YOU BOUGHT           SHARES YOU BOUGHT BETWEEN
                                          AFTER           8/1/1997 AND 11/15/1998 IN THE
                                        11/15/1998              FOLLOWING AMOUNTS:
                                        ----------   -----------------------------------------
                                                                     $250,000 -    $500,000 -
                                                     $0 - $249,999    $499,999      $999,999
         THE FIRST YEAR YOU OWN THEM       5.0%           4.0%           3.0%          2.0%



         THE SECOND YEAR YOU OWN THEM      4.0%           3.0%           2.0%          1.0%



         THE THIRD YEAR YOU OWN THEM       3.0%           3.0%           1.0%          NONE



         THE FOURTH YEAR YOU OWN THEM      3.0%           2.0%           NONE          NONE



         THE FIFTH YEAR YOU OWN THEM       2.0%           1.0%           NONE          NONE



         THE SIXTH YEAR YOU OWN THEM       1.0%           NONE           NONE          NONE



         AFTER SIX YEARS OF OWNING
           THEM                            NONE           NONE           NONE          NONE

      The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

      Your selling agent receives compensation when you buy Investor B Shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      ABOUT THE CONVERSION FEATURE

      Investor B Shares generally convert automatically to Investor A Shares according to the following schedule:

      NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND
      NATIONS INTERMEDIATE BOND FUND
      NATIONS BOND FUND


                                                                 WILL CONVERT TO INVESTOR A SHARES
                      INVESTOR B SHARES YOU BOUGHT                  AFTER YOU'VE OWNED THEM FOR
         AFTER NOVEMBER 15, 1998                                            EIGHT YEARS



         BETWEEN AUGUST 1, 1997 AND NOVEMBER 15, 1998



         $0 - $249,999                                                        SIX YEARS



         $250,000 - $499,999                                                  SIX YEARS



         $500,000 - $999,999                                                 FIVE YEARS



         BEFORE AUGUST 1, 1997                                                SIX YEARS

      NATIONS GOVERNMENT SECURITIES FUND
      NATIONS STRATEGIC INCOME FUND
      NATIONS HIGH YIELD BOND FUND


                                                                 WILL CONVERT TO INVESTOR A SHARES
                      INVESTOR B SHARES YOU BOUGHT                  AFTER YOU'VE OWNED THEM FOR
         AFTER NOVEMBER 15, 1998                                            EIGHT YEARS



         BETWEEN AUGUST 1, 1997 AND NOVEMBER 15, 1998



         $0 - $249,999                                                       NINE YEARS



         $250,000 - $499,999                                                  SIX YEARS



         $500,000 - $999,999                                                 FIVE YEARS



         BEFORE AUGUST 1, 1997                                              EIGHT YEARS

      Investor B Shares purchased during certain periods prior to August 1, 1997 may have had different or no conversion rights. Please refer to the conversion rights outlined in the original prospectus relating to those Investor B Shares.

      The conversion feature allows you to benefit from the lower operating costs of Investor A Shares, which can help increase total returns.

      Here's how the conversion works:

        - We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Investor A Shares have lower expenses.

        - Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares will convert to Investor A Shares at the same time.

        - You'll receive the same dollar value of Investor A Shares as the Investor B Shares that were converted. No sales charge or other charges apply.

        - Investor B Shares that you received from an exchange of Investor B Shares of another Nations Fund will convert based on the day you bought the original shares. Your conversion date may be later if you exchanged to or from a Nations Money Market Fund.

        - Conversions are free from federal income tax.


(C SHARES GRAPHIC) ABOUT INVESTOR C SHARES

      There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.

      CONTINGENT DEFERRED SALES CHARGE

      You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

      The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

      Your selling agent receives compensation when you buy Investor C Shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.

YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR NOTIFYING NATIONS FUNDS THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


      WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE

      You may be eligible for a reduced or waived front-end sales charge or CDSC. Information about these reductions and waivers is provided below and may also be discussed in the SAI. Please contact your investment professional or contact Nations Funds at 1.800.321.7854 to determine whether you qualify for a reduction or waiver of these charges.

      FRONT-END SALES CHARGES

      (Investor A Shares)

      There are three ways you can lower the front-end sales charge you pay on Investor A Shares:

        - COMBINE PURCHASES YOU'VE ALREADY MADE
            Rights of accumulation allow you to combine the value of Investor A, Investor B and Investor C Shares you already own with Investor A Shares you're buying to calculate the sales charge. The sales charge is based on the total value of the shares you already own plus the value of the shares you're buying. Index Funds (including Nations LargeCap Enhanced Core Fund) and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify for rights of accumulation.

        - COMBINE PURCHASES YOU PLAN TO MAKE
            By signing a letter of intent, you can combine the value of shares you already own with the value of shares you plan to buy over a 13-month period to calculate the sales charge.

          - You can choose to start the 13-month period up to 90 days before you sign the letter of intent.

          - Each purchase you make will receive the sales charge that applies to the total amount you plan to buy.

          - If you don't buy as much as you planned within the period, you must pay the difference between the charges you've paid and the charges that actually apply to the shares you've bought.

          - Your first purchase must be at least 5% of the minimum amount for the sales charge level that applies to the total amount you plan to buy.

          - If the purchase you've made later qualifies for a reduced sales charge through the 90-day backdating provisions, we'll make an adjustment for the lower charge when the letter of intent expires. Any adjustment will be used to buy additional shares at the reduced sales charge.

        - COMBINE PURCHASES WITH FAMILY MEMBERS
            You can receive a quantity discount by combining purchases of Investor A Shares that you, your spouse and children under age 21 make on the same day. Some distributions or payments from the dissolution of certain qualified plans also qualify for the quantity discount. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify.

      The following investors can buy Investor A Shares without paying a front-end sales charge:

        - full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

        - banks, trust companies and thrift institutions, acting as fiduciaries

        - individuals receiving a distribution from a Bank of America trust or other fiduciary account may use the proceeds of that distribution to buy Investor A Shares without paying a front-end sales charge, as long as the proceeds are invested in the Funds within 90 days of the date of distribution

        - Nations Funds' Trustees, Directors and employees of its investment sub-advisers

        - registered broker/dealers that have entered into a Nations Funds dealer agreement with BACAP Distributors may buy Investor A Shares without paying a front-end sales charge for their investment account only

        - registered personnel and employees of these broker/dealers and their family members may buy Investor A Shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

        - employees or partners of any service provider to the Funds

        - investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

        - shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

      The following plans can buy Investor A Shares without paying a front-end sales charge:

        - pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code of 1986, as amended (the tax code)

        - employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under
          Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

          - have at least $500,000 invested in Investor A Shares of Nations Funds (except Money Market Funds), or

          - sign a letter of intent to buy at least $500,000 of Investor A Shares of Nations Funds (except Money Market Funds), or

          - be an employer-sponsored plan with at least 100 eligible participants, or

          - be a participant in an alliance program that has signed an agreement with the Fund or a selling agent

        - certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      You can also buy Investor A Shares without paying a sales charge if you buy the shares within 120 days of selling Investor A Shares of the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the Investor A Shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, BACAP Distributors or their agents must receive your written request within 120 days after you sell your shares.

      CONTINGENT DEFERRED SALES CHARGES

      (Investor A, Investor B and Investor C Shares)

      You won't pay a CDSC on the following transactions:

        - shares sold by intermediaries that are part of the Nations Funds selling group where the intermediary has entered into an agreement with Nations Funds not to receive (or to return if received) all or any applicable portion of an up-front commission

        - shares sold following the death or disability (as defined in the tax code) of a shareholder, including a registered joint owner

        - shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

        - shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the tax code

        - shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

          - have at least $500,000 invested in Investor A, Investor B or Investor C Shares of Nations Funds, or

          - sign a letter of intent to buy at least $500,000 of Investor A, Investor B or Investor C Shares of Nations Funds, or

          - be an employer-sponsored plan with at least 100 eligible participants, or

          - be a participant in an alliance program that has signed an agreement with Nations Funds or its principal underwriter

        - the following retirement plan distributions:

          - lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

          - distributions from an individual retirement account (IRA) or Custodial Account under Section 403(b)(7) of the tax code, following attainment of age 59 1/2

          - a tax-free return of an excess contribution to an IRA

          - distributions from a qualified retirement plan that aren't subject to the 10% additional federal withdrawal tax under Section 72(t)(2) of the tax code

        - payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

        - shares sold under our right to liquidate a shareholder's account, including instances where the aggregate net asset value of Investor A, Investor B or Investor C Shares held in the account is less than the minimum account size

        - if you exchange Investor B or Investor C Shares of a Nations Fund that were bought through a Bank of America employee benefit plan for Investor A Shares of a Nations Fund

        - withdrawals made under the Automatic Withdrawal Plan described in BUYING, SELLING AND EXCHANGING SHARES, if the total withdrawals of Investor A, Investor B or Investor C Shares made in a year are less than 12% of the total value of those shares in your account. A CDSC may only apply to Investor A Shares if you bought more than $1,000,000

        You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same class of the same Fund within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the Investor B or Investor C Shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, BACAP Distributors or their agents must receive your written request within 120 days after you sell your shares.

        You won't pay a CDSC on the sale of Investor C Shares sold by a nonprofit organization qualified under Section 501(c)(3) of the tax code in connection with the Banc of America Capital Management Charitable Giving Program.

Buying, selling and exchanging shares
(BUYING, SELLING, TRANSFERRING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Funds through your selling agent or directly from Nations Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions or you need help placing an order.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum          minimum initial investment:                There is no limit to the amount you can
                                         - $1,000 for regular accounts              invest in Investor A and C Shares. You
                                         - $500 for traditional and Roth IRAs,      can invest up to $250,000 in Investor B
                                         and Coverdell Education Savings            Shares.
                                           Accounts
                                         - $250 for certain fee-based accounts      Investor B Shares are only available to
                                         - no minimum for certain retirement        existing customers of Nations
                                         plan accounts like 401(k) plans and SEP    Short-Term Income Fund.
                                           accounts, but other restrictions
                                           apply
                                         minimum additional investment:
                                         - $100 for all accounts

                  Using our              minimum initial investment:                You can buy shares twice a month,
                  Systematic             - $100                                     monthly or quarterly, using automatic
                  Investment Plan        minimum additional investment:             transfers from your bank account.
                                         - $50

Selling shares    In a lump sum          - you can sell up to $50,000 of your       We'll deduct any CDSC from the amount
                                         shares by telephone, otherwise there       you're selling and send you or your
                                           are no limits to the amount you can      selling agent the balance, usually
                                           sell                                     within three business days of receiving
                                         - other restrictions may apply to          your order.
                                           withdrawals from retirement plan
                                           accounts                                 If you paid for your shares with a
                                                                                    check that wasn't certified, we'll hold
                                                                                    the sale proceeds when you sell those
                                                                                    shares for at least 15 days after the
                                                                                    trade date of the purchase, or until
                                                                                    the check has cleared.

                  Using our Automatic    - minimum $25 per withdrawal               Your account balance must be at least
                  Withdrawal Plan                                                   $10,000 to set up the plan. You can
                                                                                    make withdrawals twice a month,
                                                                                    monthly, quarterly, bi-annually or
                                                                                    annually. We'll send your money by
                                                                                    check or deposit it directly to your
                                                                                    bank account. No CDSC is deducted if
                                                                                    you withdraw 12% or less of the value
                                                                                    of your shares in a class.

Exchanging        In a lump sum          - minimum $1,000 per exchange              You can exchange your Investor A Shares
  shares                                                                            for Investor A Shares of any other
                                                                                    Nations Fund, except Index Funds.
                                                                                    You can exchange your Investor B Shares
                                                                                    for Investor B Shares of any other
                                                                                    Nations Fund.
                                                                                    You can exchange your Investor C Shares
                                                                                    for Investor C Shares of any other
                                                                                    Nations Fund.
                                                                                    You won't pay a front-end sales charge,
                                                                                    CDSC or redemption fee on the shares
                                                                                    you're exchanging.

                  Using our Automatic    minimum $25 per exchange                   You must already have an investment in
                  Exchange Feature                                                  the Funds into which you want to
                                                                                    exchange. You can make exchanges
                                                                                    monthly or quarterly.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, or the value of a security has been materially affected by events occurring after a foreign exchange closes, we'll base the price of a security on its fair value. When a Fund uses fair value to price securities it may value those securities higher or lower than another fund that uses market quotations to price the same securities. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a Fund could change on days when Fund shares may not be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------


(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Investor A Shares at the offering price per share. You buy Investor B and Investor C Shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we'll refuse the order. We'll return any payment received for orders that we refuse.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

      MINIMUM INITIAL INVESTMENT

      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $500 for traditional and Roth IRAs, and Coverdell Education Savings Accounts

        - $250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

        - $100 using our Systematic Investment Plan

        - There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
          IRAs), salary reduction IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this.

      MINIMUM ADDITIONAL INVESTMENT

      You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares twice a month, monthly or quarterly.

  - You can choose to have us transfer your money on or about the 15th or the last day of the month.
  - Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.

 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.


(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We'll deduct any CDSC from the amount you're selling and send you the balance.

        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after BACAP Distributors, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order.

        - You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

        - under certain other circumstances allowed under the 1940 Act

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $10,000 to set up the plan.

  - If you set up the plan after you've opened your account, your signature must be guaranteed.

  - You can choose to have us transfer your money on or about the 10th or the 25th of the month.

  - You won't pay a CDSC on Investor A, Investor B or Investor C Shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------


(EXCHANGING SHARES EXCHANGING SHARES
  GRAPHIC)

      You can sell shares of one Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - You must exchange at least $1,000, or $25 if you use our Automatic Exchange Feature.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - The interests of a Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." The exchange privilege is not intended as a vehicle for market timing. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. When BACAP believes frequent trading would have a disruptive effect on a Fund's ability to manage its investments, a Fund may reject purchase orders and exchanges into a Fund by any person, group or account that is believed to be a market timer.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

      EXCHANGING INVESTOR A SHARES

      You can exchange Investor A Shares of a Fund for Investor A Shares of any other Nations Fund, except Index Funds (including Nations LargeCap Enhanced Core Fund).

      Here are some rules for exchanging Investor A Shares:

        - You won't pay a front-end sales charge on the shares of the Fund you're exchanging.

        - You won't pay a CDSC, if applicable, on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

        - If you received Investor A Shares of Nations Short-Term Income Fund directly or indirectly from an exchange of Investor B Shares of another Fund, you can exchange these shares for:

           - Investor B Shares of any other Nations Fund, except Nations Money Market Funds; or

           - Investor B Shares of Nations Money Market Funds.

        A CDSC may apply to the shares you receive from the exchange, and to any Investor B Shares you receive from an exchange of these shares. The CDSC will be based on the period from when you bought your original Investor B Shares until you sell the shares you received from the exchange.

      EXCHANGING INVESTOR B SHARES

      You can exchange Investor B Shares of a Fund for Investor B Shares of any other Nations Fund.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

      If you received Investor C Shares of a Nations Money Market Fund from an exchange of Investor B Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Investor C Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

      EXCHANGING INVESTOR C SHARES

      You can exchange Investor C Shares of a Fund for Investor C Shares of any other Nations Fund.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $25 or more of Investor A, Investor B or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to PFPC in writing or call 1.800.321.7854.

  - If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

  - You must already have an investment in the Funds you want to exchange.

  - You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

  - The rules for making exchanges apply to automatic exchanges.

How selling and servicing agents are paid
(PERCENT SIGN GRAPHIC)

Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS

Your selling agent may receive an up-front commission (reallowance) when you buy shares of a Fund. The amount of this commission depends on which share class you choose:

  - up to 4.25% of the offering price per share of Investor A Shares. The commission is paid from the sales charge we deduct when you buy your shares

  - up to 4.00% of the net asset value per share of Investor B Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  - up to 1.00% of the net asset value per share of Investor C Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

If you buy Investor B or Investor C Shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

BACAP Distributors and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The amount of the fee depends on the class of shares you own:

                               MAXIMUM ANNUAL DISTRIBUTION (12B-1)
                                  AND SHAREHOLDER SERVICING FEES
                           (AS AN ANNUAL % OF AVERAGE DAILY NET ASSETS)
INVESTOR A SHARES  0.25% COMBINED DISTRIBUTION (12B-1) AND SHAREHOLDER
                   SERVICING FEE(1)

INVESTOR B SHARES  0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                   FEE

INVESTOR C SHARES  0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                   FEE

(1)NATIONS SHORT-TERM INCOME FUND PAYS THIS FEE UNDER A SEPARATE SERVICING PLAN.

Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Funds pay these fees to BACAP Distributors and/or to eligible selling and servicing agents and financial institutions, including BACAP or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:

  - a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  - additional amounts on all sales of shares:

     - up to 1.00% of the offering price per share of Investor A Shares

     - up to 1.00% of the net asset value per share of Investor B Shares

     - up to 1.00% of the net asset value per share of Investor C Shares

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

This compensation, which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, BACAP Distributors sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BACAP Distributors and BACAP, and certain other selling or servicing agents. Selected selling and servicing agents also may receive compensation for opening a minimum number of accounts.

BACAP and BACAP Distributors may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

Distributions and taxes
(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

All of the Funds distribute any net realized capital gain at least once a year. Normally, all of the Funds, except Nations Intermediate Bond Fund and Nations High Yield Bond Fund, declare distributions of net investment income daily and pay them monthly. Nations Intermediate Bond Fund and Nations High Yield Bond Fund normally declare and pay distributions of net investment income monthly. The Funds may, however, declare and pay distributions of net investment income more frequently. If a Fund purchases zero-coupon bonds at a price less than a bond's principal amount (referred to as original issue discount, or OID), the Fund will generally be required to include a portion of the OID in its annual ordinary income, and make distributions to shareholders representing such OID, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. The Fund may be required to sell securities held by the Fund to obtain the cash required to pay such distributions.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.321.7854.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and realizes and distributes the gain. This distribution is also subject to tax. The Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and net short-term capital gain generally are taxable to you as ordinary income. Distributions that come from net long-term capital gain generally are taxable to you as long-term capital gain.

Under recent changes to the tax code, an individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges on or after May 6, 2003.

No other Fund distributions were expected to qualify for reduced taxation under such recent changes to the tax code. Corporate shareholders generally won't be able to deduct any distributions from a Fund when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year, their federal tax status and how much of the income from zero coupon bonds has been allocated to you. Foreign, state and local taxes may also apply to distributions.

--------------------------------------------------------------------------------



 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information, except as noted below, has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS SHORT-TERM INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR A SHARES                            03/31/03#            03/31/02#            03/31/01             03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $9.83                $9.81                $9.51                $9.79
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.28                 0.45                 0.56                 0.54
  Net realized and unrealized gain/(loss)
    on investments                               0.30                 0.02                 0.30                (0.28)
  Net increase/(decrease) in net asset
    value from operations                        0.58                 0.47                 0.86                 0.26
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.28)               (0.45)               (0.56)               (0.54)
  Distributions from net realized capital
    gains                                       (0.03)                 --                   --                   --
  Total dividends and distributions             (0.31)               (0.45)               (0.56)               (0.54)
  Net asset value, end of year                  $10.10                $9.83                $9.81                $9.51
  TOTAL RETURN++                                 6.01%                4.91%                9.28%                2.76%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $130,036              $99,453              $7,658               $11,831
  Ratio of operating expenses to average
    net assets                                 0.75%(a)             0.77%(a)             0.76%(a)             0.73%(a)
  Ratio of net investment income/(loss)
    to average net assets                        2.75%                4.54%                5.79%                5.63%
  Portfolio turnover rate                         54%                  80%                  42%                  62%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.85%(a)             0.87%(a)             0.86%(a)             0.88%(a)

                                               YEAR ENDED
  INVESTOR A SHARES                             03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.77
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.54
  Net realized and unrealized gain/(loss)
    on investments                                0.02
  Net increase/(decrease) in net asset
    value from operations                         0.56
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.54)
  Distributions from net realized capital
    gains                                          --
  Total dividends and distributions              (0.54)
  Net asset value, end of year                    $9.79
  TOTAL RETURN++                                  5.85%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $14,652
  Ratio of operating expenses to average
    net assets                                  0.70%(a)
  Ratio of net investment income/(loss)
    to average net assets                         5.50%
  Portfolio turnover rate                          64%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.05%(a)

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS SHORT-TERM INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR B SHARES                            03/31/03#            03/31/02#            03/31/01             03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $9.83                $9.80                $9.51                $9.79
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.21                 0.38                 0.48                 0.51
  Net realized and unrealized gain/(loss)
    on investments                               0.29                 0.03                 0.29                (0.28)
  Net increase/(decrease) in net asset
    value from operations                        0.50                 0.41                 0.77                 0.23
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.21)               (0.38)               (0.48)               (0.51)
  Distributions from net realized capital
    gains                                       (0.03)                 --                   --                   --
  Total dividends and distributions             (0.24)               (0.38)               (0.48)               (0.51)
  Net asset value, end of year                  $10.09                $9.83                $9.80                $9.51
  TOTAL RETURN++                                 5.12%                4.25%                8.36%                2.40%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $2,170               $2,511               $2,515               $2,914
  Ratio of operating expenses to average
    net assets                                 1.50%(a)             1.52%(a)             1.51%(a)             1.05%(a)
  Ratio of net investment income/(loss)
    to average net assets                        2.00%                3.79%                5.04%                5.31%
  Portfolio turnover rate                         54%                  80%                  42%                  62%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.60%(a)             1.62%(a)             1.61%(a)             1.63%(a)

                                               YEAR ENDED
  INVESTOR B SHARES                             03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.77
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.52
  Net realized and unrealized gain/(loss)
    on investments                                0.02
  Net increase/(decrease) in net asset
    value from operations                         0.54
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.52)
  Distributions from net realized capital
    gains                                          --
  Total dividends and distributions              (0.52)
  Net asset value, end of year                    $9.79
  TOTAL RETURN++                                  5.70%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $5,825
  Ratio of operating expenses to average
    net assets                                  0.85%(a)
  Ratio of net investment income/(loss)
    to average net assets                         5.35%
  Portfolio turnover rate                          64%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.80%(a)

++ Total return represents aggregate total return for the periods indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS SHORT-TERM INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR C SHARES                            03/31/03#            03/31/02#            03/31/01             03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $9.83                $9.80                $9.51                $9.79
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.21                 0.38                 0.48                 0.47
  Net realized and unrealized gain/(loss)
    on investments                               0.29                 0.03                 0.29                (0.28)
  Net increase/(decrease) in net asset
    value from operations                        0.50                 0.41                 0.77                 0.19
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.21)               (0.38)               (0.48)               (0.47)
  Distributions from net realized capital
    gains                                       (0.03)                 --                   --                   --
  Total dividends and distributions             (0.24)               (0.38)               (0.48)               (0.47)
  Net asset value, end of year                  $10.09                $9.83                $9.80                $9.51
  TOTAL RETURN++                                 5.12%                4.23%                8.37%                1.97%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $54,350              $39,515               $833                 $987
  Ratio of operating expenses to average
    net assets                                 1.50%(a)             1.52%(a)             1.51%(a)             1.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                        2.00%                3.79%                5.04%                4.86%
  Portfolio turnover rate                         54%                  80%                  42%                  62%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.60%(a)             1.62%(a)             1.61%(a)             1.63%(a)

                                               YEAR ENDED
  INVESTOR C SHARES                             03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.77
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.52
  Net realized and unrealized gain/(loss)
    on investments                                0.02
  Net increase/(decrease) in net asset
    value from operations                         0.54
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.52)
  Distributions from net realized capital
    gains                                          --
  Total dividends and distributions              (0.52)
  Net asset value, end of year                    $9.79
  TOTAL RETURN++                                  5.64%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $1,744
  Ratio of operating expenses to average
    net assets                                  1.01%(a)
  Ratio of net investment income/(loss)
    to average net assets                         5.19%
  Portfolio turnover rate                          64%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.80%(a)

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS SHORT-INTERMEDIATE
GOVERNMENT FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR A SHARES                            03/31/03#            03/31/02#            03/31/01             03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $4.16                $4.15                $3.94                $4.10
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.12                 0.17                 0.22                 0.22
  Net realized and unrealized gain/(loss)
    on investments                               0.31                 0.01                 0.21                (0.16)
  Net increase/(decrease) in net asset
    value from operations                        0.43                 0.18                 0.43                 0.06
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.12)               (0.17)               (0.22)               (0.22)
  Distributions from net realized capital
    gains                                       (0.11)                 --                   --                   --
  Total dividends and distributions             (0.23)               (0.17)               (0.22)               (0.22)
  Net asset value, end of year                   $4.36                $4.16                $4.15                $3.94
  TOTAL RETURN++                                10.46%                4.42%               11.31%                1.43%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $47,480              $41,926              $44,244              $45,341
  Ratio of operating expenses to average
    net assets                                 0.87%(a)             0.87%(a)             0.82%(a)             0.80%(a)
  Ratio of net investment income/(loss)
    to average net assets                        2.70%                4.10%                5.54%                5.39%
  Portfolio turnover rate                        180%                 486%                 108%                 177%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.87%(a)             0.87%(a)             0.84%(a)             0.90%(a)

                                               YEAR ENDED
  INVESTOR A SHARES                             03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $4.12
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.21
  Net realized and unrealized gain/(loss)
    on investments                               (0.02)
  Net increase/(decrease) in net asset
    value from operations                         0.19
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.21)
  Distributions from net realized capital
    gains                                          --
  Total dividends and distributions              (0.21)
  Net asset value, end of year                    $4.10
  TOTAL RETURN++                                  4.76%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $44,793
  Ratio of operating expenses to average
    net assets                                  0.78%(a)
  Ratio of net investment income/(loss)
    to average net assets                         5.16%
  Portfolio turnover rate                         242%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.03%(a)

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS SHORT-INTERMEDIATE
GOVERNMENT FUND

FOR A SHARE OUTSTANDING THROUGH EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR B SHARES                            03/31/03#            03/31/02#            03/31/01             03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $4.16                $4.15                $3.94                $4.10
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.08                 0.13                 0.19                 0.19
  Net realized and unrealized gain/(loss)
    on investments                               0.31                 0.01                 0.21                (0.16)
  Net increase/(decrease) in net asset
    value from operations                        0.39                 0.14                 0.40                 0.03
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.08)               (0.13)               (0.19)               (0.19)
  Distributions from net realized capital
    gains                                       (0.11)                 --                   --                   --
  Total dividends and distributions             (0.19)               (0.13)               (0.19)               (0.19)
  Net asset value, end of year                   $4.36                $4.16                $4.15                $3.94
  TOTAL RETURN++                                 9.64%                3.64%               10.46%                0.70%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $37,804              $17,474              $8,199               $8,400
  Ratio of operating expenses to average
    net assets                                 1.62%(a)             1.62%(a)             1.59%(a)             1.51%(a)
  Ratio of net investment income/(loss)
    to average net assets                        1.95%                3.35%                4.77%                4.68%
  Portfolio turnover rate                        180%                 486%                 108%                 177%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.62%(a)             1.62%(a)             1.59%(a)             1.65%(a)

                                               YEAR ENDED
  INVESTOR B SHARES                             03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $4.12
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.19
  Net realized and unrealized gain/(loss)
    on investments                               (0.02)
  Net increase/(decrease) in net asset
    value from operations                         0.17
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.19)
  Distributions from net realized capital
    gains                                          --
  Total dividends and distributions              (0.19)
  Net asset value, end of year                    $4.10
  TOTAL RETURN++                                  4.14%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $9,591
  Ratio of operating expenses to average
    net assets                                  1.38%(a)
  Ratio of net investment income/(loss)
    to average net assets                         4.56%
  Portfolio turnover rate                         242%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.78%(a)

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS SHORT-INTERMEDIATE
GOVERNMENT FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR C SHARES                            03/31/03#            03/31/02#            03/31/01             03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $4.15                $4.14                $3.93                $4.09
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.08                 0.12                 0.19                 0.19
  Net realized and unrealized gain/(loss)
    on investments                               0.32                 0.01                 0.21                (0.16)
  Net increase/(decrease) in net asset
    value from operations                        0.40                 0.13                 0.40                 0.03
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.08)               (0.12)               (0.19)               (0.19)
  Distributions from net realized capital
    gains                                       (0.11)                 --                   --                   --
  Total dividends and distributions             (0.19)               (0.12)               (0.19)               (0.19)
  Net asset value, end of year                   $4.36                $4.15                $4.14                $3.93
  TOTAL RETURN++                                 9.91%                3.63%               10.49%                0.74%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $12,975              $6,820               $1,079                $661
  Ratio of operating expenses to average
    net assets                                 1.62%(a)             1.62%(a)             1.59%(a)             1.54%(a)
  Ratio of net investment income/(loss)
    to average net assets                        1.95%                3.35%                4.77%                4.65%
  Portfolio turnover rate                        180%                 486%                 108%                 177%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.62%(a)             1.62%(a)             1.59%(a)             1.65%(a)

                                               YEAR ENDED
  INVESTOR C SHARES                             03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $4.12
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.19
  Net realized and unrealized gain/(loss)
    on investments                               (0.03)
  Net increase/(decrease) in net asset
    value from operations                         0.16
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.19)
  Distributions from net realized capital
    gains                                          --
  Total dividends and distributions              (0.19)
  Net asset value, end of year                    $4.09
  TOTAL RETURN++                                  4.05%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $1,190
  Ratio of operating expenses to average
    net assets                                  1.34%(a)
  Ratio of net investment income/(loss)
    to average net assets                         4.60%
  Portfolio turnover rate                         242%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.78%(a)

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS GOVERNMENT SECURITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR A SHARES                            03/31/03#            03/31/02#            03/31/01             03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $9.78                $9.86                $9.37                $9.86
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.29                 0.42                 0.57                 0.57
  Net realized and unrealized gain/(loss)
    on investments                               0.94                (0.08)                0.49                (0.50)
  Net increase/(decrease) in net asset
    value from operations                        1.23                 0.34                 1.06                 0.07
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.29)               (0.42)               (0.57)               (0.56)
  Net asset value, end of year                  $10.72                $9.78                $9.86                $9.37
  TOTAL RETURN++                                12.65%                3.45%               11.70%                0.80%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $59,171              $54,167              $57,641              $57,485
  Ratio of operating expenses to average
    net assets                                 0.96%(a)             0.98%(a)             1.00%(a)             1.03%(b)
  Ratio of net investment income/(loss)
    to average net assets                        2.77%                4.19%                5.96%                5.92%
  Portfolio turnover rate                        196%                 522%                 183%                 348%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.09%(a)             1.11%(a)             1.11%(a)               1.15%

                                               YEAR ENDED
  INVESTOR A SHARES                             03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.90
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.56
  Net realized and unrealized gain/(loss)
    on investments                               (0.05)
  Net increase/(decrease) in net asset
    value from operations                         0.51
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.55)
  Net asset value, end of year                    $9.86
  TOTAL RETURN++                                  5.16%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $19,167
  Ratio of operating expenses to average
    net assets                                  0.98%(a)
  Ratio of net investment income/(loss)
    to average net assets                         5.45%
  Portfolio turnover rate                         600%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.09%(a)

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS GOVERNMENT SECURITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR B SHARES                            03/31/03#            03/31/02#            03/31/01             03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $9.79                $9.87                $9.38                $9.86
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.21                 0.34                 0.50                 0.49
  Net realized and unrealized gain/(loss)
    on investments                               0.95                (0.08)                0.49                (0.48)
  Net increase/(decrease) in net asset
    value from operations                        1.16                 0.26                 0.99                 0.01
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.21)               (0.34)               (0.50)               (0.49)
  Net asset value, end of year                  $10.74                $9.79                $9.87                $9.38
  TOTAL RETURN++                                11.91%                2.67%               10.86%                0.22%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $62,227              $49,611              $27,544              $26,988
  Ratio of operating expenses to average
    net assets                                 1.71%(a)             1.73%(a)             1.75%(a)             1.72%(b)
  Ratio of net investment income/(loss)
    to average net assets                        2.02%                3.44%                5.21%                5.23%
  Portfolio turnover rate                        196%                 522%                 183%                 348%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.84%(a)             1.86%(a)             1.86%(a)               1.90%

                                               YEAR ENDED
  INVESTOR B SHARES                             03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.90
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.49
  Net realized and unrealized gain/(loss)
    on investments                               (0.04)
  Net increase/(decrease) in net asset
    value from operations                         0.45
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.49)
  Net asset value, end of year                    $9.86
  TOTAL RETURN++                                  4.53%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $30,109
  Ratio of operating expenses to average
    net assets                                  1.58%(a)
  Ratio of net investment income/(loss)
    to average net assets                         4.85%
  Portfolio turnover rate                         600%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.84%(a)

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS GOVERNMENT SECURITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR C SHARES                            03/31/03#            03/31/02#            03/31/01             03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $9.76                $9.84                $9.34                $9.86
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.21                 0.34                 0.52                 0.49
  Net realized and unrealized gain/(loss)
    on investments                               0.95                (0.08)                0.48                (0.52)
  Net increase/(decrease) in net asset
    value from operations                        1.16                 0.26                 1.00                (0.03)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.21)               (0.34)               (0.50)               (0.49)
  Net asset value, end of year                  $10.71                $9.76                $9.84                $9.34
  TOTAL RETURN++                                11.95%                2.68%               11.03%               (0.22)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $3,435               $2,200               $1,213                $238
  Ratio of operating expenses to average
    net assets                                 1.71%(a)             1.73%(a)             1.75%(a)             1.78%(b)
  Ratio of net investment income/(loss)
    to average net assets                        2.02%                3.44%                5.21%                5.17%
  Portfolio turnover rate                        196%                 522%                 183%                 348%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.84%(a)             1.86%(a)             1.86%(a)               1.90%

                                               YEAR ENDED
  INVESTOR C SHARES                             03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.90
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.49
  Net realized and unrealized gain/(loss)
    on investments                               (0.04)
  Net increase/(decrease) in net asset
    value from operations                         0.45
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.49)
  Net asset value, end of year                    $9.86
  TOTAL RETURN++                                  4.52%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)              $213
  Ratio of operating expenses to average
    net assets                                  1.59%(a)
  Ratio of net investment income/(loss)
    to average net assets                         4.84%
  Portfolio turnover rate                         600%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.84%(a)

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS INTERMEDIATE BOND FUND+++

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             YEAR ENDED        YEAR ENDED        YEAR ENDED       PERIOD ENDED      PERIOD ENDED
  INVESTOR A SHARES                          03/31/03#         03/31/02#         03/31/01#          03/31/00         05/14/99*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period         $9.43             $9.55             $9.15             $9.50             $9.52
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.32              0.47              0.56              0.46              0.10
  Net realized and unrealized gain/(loss)
    on investments                              0.65             (0.12)             0.40             (0.34)            (0.04)
  Net increase/(decrease) in net asset
    value from operations                       0.97              0.35              0.96              0.12              0.06
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.32)            (0.47)            (0.56)            (0.47)            (0.08)
  Distributions from net realized capital
    gains                                      (0.12)              --                --                --                --
  Total dividends and distributions            (0.44)            (0.47)            (0.56)            (0.47)            (0.08)
  Net asset value, end of period               $9.96             $9.43             $9.55             $9.15             $9.50
  TOTAL RETURN++                               10.43%            3.66%             10.88%            1.34%             0.66%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)        $31,915           $58,167           $62,617           $45,207           $61,412
  Ratio of operating expenses to average
    net assets                                 0.95%             1.03%             1.03%             1.06%+            1.09%+
  Ratio of net investment income/(loss)
    to average net assets                      3.25%             4.55%             6.06%             5.83%+            4.90%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.95%             1.11%             1.06%             1.30%+            1.12%+

                                              YEAR ENDED
  INVESTOR A SHARES                           02/28/99*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $9.69
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.50
  Net realized and unrealized gain/(loss)
    on investments                              (0.03)
  Net increase/(decrease) in net asset
    value from operations                        0.47
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.53)
  Distributions from net realized capital
    gains                                       (0.11)
  Total dividends and distributions             (0.64)
  Net asset value, end of period                $9.52
  TOTAL RETURN++                                4.89%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $63,404
  Ratio of operating expenses to average
    net assets                                  0.90%
  Ratio of net investment income/(loss)
    to average net assets                       5.14%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.90%

* The financial information for the fiscal periods reflect the financial information for the Pacific Horizon Intermediate Bond Fund A Shares, which were reorganized into the Intermediate Bond Investor A Shares as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Intermediate Bond Master Portfolio.
# Per share net investment income has been calculated using the monthly average shares method.

NATIONS INTERMEDIATE BOND FUND+++

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED               YEAR ENDED               YEAR ENDED
  INVESTOR B SHARES                              03/31/03#                03/31/02#                03/31/01#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period             $9.39                    $9.51                    $9.13
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.25                     0.40                     0.47
  Net realized and unrealized gain/(loss)
    on investments                                 0.64                    (0.12)                    0.42
  Net increase/(decrease) in net asset
    value from operations                          0.89                     0.28                     0.89
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.25)                   (0.40)                   (0.51)
  Distributions from net realized capital
    gains                                         (0.12)                     --                       --
  Total dividends and distributions               (0.37)                   (0.40)                   (0.51)
  Net asset value, end of period                   $9.91                    $9.39                    $9.51
  TOTAL RETURN++                                   9.59%                    2.94%                    9.99%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $13,739                  $7,003                   $1,290
  Ratio of operating expenses to average
    net assets                                     1.70%                    1.78%                    1.78%
  Ratio of net investment income/(loss)
    to average net assets                          2.50%                    3.80%                    5.31%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                         1.70%                    1.86%                    1.81%

                                                PERIOD ENDED
  INVESTOR B SHARES                               03/31/00*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period              $9.52
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                      0.22
  Net realized and unrealized gain/(loss)
    on investments                                 (0.36)
  Net increase/(decrease) in net asset
    value from operations                          (0.14)
  LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.25)
  Distributions from net realized capital
    gains                                            --
  Total dividends and distributions                (0.25)
  Net asset value, end of period                    $9.13
  TOTAL RETURN++                                    1.33%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)              $256
  Ratio of operating expenses to average
    net assets                                     1.81%+
  Ratio of net investment income/(loss)
    to average net assets                          5.08%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                         2.05%+

* Intermediate Bond Fund Investor B Shares commenced operations on October 20, 1999.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Intermediate Bond Master Portfolio.
# Per share net investment income has been calculated using the monthly average shares method.

NATIONS INTERMEDIATE BOND FUND+++

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             YEAR ENDED        YEAR ENDED        YEAR ENDED       PERIOD ENDED      PERIOD ENDED
  INVESTOR C SHARES                          03/31/03#         03/31/02#         03/31/01#          03/31/00         05/14/99*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period         $10.39            $10.47            $9.32             $9.56             $9.59
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.23              0.39              0.47              0.34              0.09
  Net realized and unrealized gain/(loss)
    on Investments                              0.75             (0.08)             1.09             (0.23)            (0.04)
  Net increase/(decrease) in net asset
    value from operations                       0.98              0.31              1.56              0.11              0.05
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.23)            (0.39)            (0.41)            (0.35)            (0.08)
  Distributions from net realized capital
    gains                                      (0.12)              --                --                --                --
  Total dividends and distributions            (0.35)            (0.39)            (0.41)            (0.35)            (0.08)
  Net asset value, end of period               $11.02            $10.39            $10.47            $9.32             $9.56
  TOTAL RETURN++                               9.59%             2.94%             17.06%            1.18%             0.47%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $5,605            $2,586             $797              $15               $469
  Ratio of operating expenses to average
    net assets                                 1.70%             1.78%             1.78%             1.81%+            1.57%+
  Ratio of net investment income/(loss)
    to average net assets                      2.50%             3.80%             5.31%             5.08%+            4.42%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.70%             1.86%             1.81%             2.05%+            1.84%+

                                              YEAR ENDED
  INVESTOR C SHARES                           02/28/99*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $9.72
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.46
  Net realized and unrealized gain/(loss)
    on Investments                                --
  Net increase/(decrease) in net asset
    value from operations                        0.46
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.48)
  Distributions from net realized capital
    gains                                       (0.11)
  Total dividends and distributions             (0.59)
  Net asset value, end of period                $9.59
  TOTAL RETURN++                                4.76%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $495
  Ratio of operating expenses to average
    net assets                                  1.39%
  Ratio of net investment income/(loss)
    to average net assets                       4.67%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.65%

* The financial information for the fiscal periods reflect the financial information for the Pacific Horizon Intermediate Bond Fund K Shares, which were reorganized into the Intermediate Bond Investor C Shares as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Intermediate Bond Master Portfolio.
# Per share net investment income has been calculated using the monthly average shares method.

NATIONS BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR A SHARES                            03/31/03#            03/31/02#            03/31/01             03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $9.65                $9.78                $9.37                $9.93
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.35                 0.51                 0.60                 0.57
  Net realized and unrealized gain/(loss)
    on investments                               0.51                (0.13)                0.41                (0.52)
  Net increase/(decrease) in net asset
    value from operations                        0.86                 0.38                 1.01                 0.05
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.35)               (0.51)               (0.60)               (0.57)
  Distributions from net realized capital
    gains                                       (0.17)                 --                   --                 (0.04)
  Total dividends and distributions             (0.52)               (0.51)               (0.60)               (0.61)
  Net asset value, end of year                   $9.99                $9.65                $9.78                $9.37
  TOTAL RETURN++                                 9.05%                3.96%               11.11%                0.74%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $43,828              $40,902              $27,220              $23,420
  Ratio of operating expenses to average
    net assets                                 0.92%(a)            0.93%(a)(b)           0.92%(a)               0.90%
  Ratio of net investment income/(loss)
    to average net assets                        3.50%                5.16%                6.28%                5.97%
  Portfolio turnover rate                        488%                 314%                 120%                  63%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.92%(a)             0.93%(a)             0.92%(a)               0.94%

                                               YEAR ENDED
  INVESTOR A SHARES                             03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.03
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.57
  Net realized and unrealized gain/(loss)
    on investments                               (0.04)
  Net increase/(decrease) in net asset
    value from operations                         0.53
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.57)
  Distributions from net realized capital
    gains                                        (0.06)
  Total dividends and distributions              (0.63)
  Net asset value, end of year                    $9.93
  TOTAL RETURN++                                  5.40%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $32,119
  Ratio of operating expenses to average
    net assets                                  0.88%(a)
  Ratio of net investment income/(loss)
    to average net assets                         5.66%
  Portfolio turnover rate                         107%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.03%(a)

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR B SHARES                            03/31/03#            03/31/02#            03/31/01             03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $9.66                $9.78                $9.37                $9.93
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.27                 0.44                 0.52                 0.50
  Net realized and unrealized gain/(loss)
    on investments                               0.50                (0.12)                0.41                (0.52)
  Net increase/(decrease) in net asset
    value from operations                        0.77                 0.32                 0.93                (0.02)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.27)               (0.44)               (0.52)               (0.50)
  Distributions from net realized capital
    gains                                       (0.17)                 --                   --                 (0.04)
  Total dividends and distributions             (0.44)               (0.44)               (0.52)               (0.54)
  Net asset value, end of year                   $9.99                $9.66                $9.78                $9.37
  TOTAL RETURN++                                 8.13%                3.29%               10.29%                0.05%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $18,783              $16,877              $6,994               $5,637
  Ratio of operating expenses to average
    net assets                                 1.67%(a)            1.68%(a)(b)           1.67%(a)               1.59%
  Ratio of net investment income/(loss)
    to average net assets                        2.75%                4.41%                5.53%                5.28%
  Portfolio turnover rate                        488%                 314%                 120%                  63%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.67%(a)             1.68%(a)             1.67%(a)               1.69%

                                               YEAR ENDED
  INVESTOR B SHARES                             03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.03
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.51
  Net realized and unrealized gain/(loss)
    on investments                               (0.04)
  Net increase/(decrease) in net asset
    value from operations                         0.47
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.51)
  Distributions from net realized capital
    gains                                        (0.06)
  Total dividends and distributions              (0.57)
  Net asset value, end of year                    $9.93
  TOTAL RETURN++                                  4.76%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $5,440
  Ratio of operating expenses to average
    net assets                                  1.48%(a)
  Ratio of net investment income/(loss)
    to average net assets                         5.06%
  Portfolio turnover rate                         107%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.78%(a)

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR C SHARES                            03/31/03#            03/31/02#            03/31/01             03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $9.65                $9.78                $9.37                $9.93
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.27                 0.44                 0.52                 0.48
  Net realized and unrealized gain/(loss)
    on investments                               0.51                (0.13)                0.41                (0.52)
  Net increase/(decrease) in net asset
    value from operations                        0.78                 0.31                 0.93                (0.04)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.27)               (0.44)               (0.52)               (0.48)
  Distributions from net realized capital
    gains                                       (0.17)                 --                   --                 (0.04)
  Total dividends and distributions             (0.44)               (0.44)               (0.52)               (0.52)
  Net asset value, end of year                   $9.99                $9.65                $9.78                $9.37
  TOTAL RETURN++                                 8.24%                3.18%               10.28%               (0.24)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $2,823               $2,387               $1,321                $934
  Ratio of operating expenses to average
    net assets                                 1.67%(a)            1.68%(a)(b)           1.67%(a)               1.67%
  Ratio of net investment income/(loss)
    to average net assets                        2.75%                4.41%                5.53%                5.20%
  Portfolio turnover rate                        488%                 314%                 120%                  63%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.67%(a)             1.68%(a)             1.67%(a)               1.69%

                                               YEAR ENDED
  INVESTOR C SHARES                             03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.03
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.51
  Net realized and unrealized gain/(loss)
    on investments                               (0.04)
  Net increase/(decrease) in net asset
    value from operations                         0.47
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.51)
  Distributions from net realized capital
    gains                                        (0.06)
  Total dividends and distributions              (0.57)
  Net asset value, end of year                    $9.93
  TOTAL RETURN++                                  4.90%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $1,137
  Ratio of operating expenses to average
    net assets                                  1.40%(a)
  Ratio of net investment income/(loss)
    to average net assets                         5.14%
  Portfolio turnover rate                         107%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.78%(a)

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS STRATEGIC INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR A SHARES                            03/31/03#            03/31/02#            03/31/01#            03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $9.60                $9.88                $9.52               $10.31
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.45                 0.57                 0.63                 0.65
  Net realized and unrealized gain/(loss)
    on investments                               0.23                (0.28)                0.36                (0.79)
  Net increase/(decrease) in net asset
    value from operations                        0.68                 0.29                 0.99                (0.14)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.45)               (0.57)               (0.63)               (0.65)
  Distributions from net realized capital
    gains                                         --                   --                   --                (0.00)##
  Total dividends and distributions             (0.45)               (0.57)               (0.63)               (0.65)
  Net asset value, end of year                   $9.83                $9.60                $9.88                $9.52
  TOTAL RETURN++                                 7.14%                3.05%               10.80%               (1.30)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $32,300              $26,543              $29,102              $30,870
  Ratio of operating expenses to average
    net assets                                 1.03%(a)             1.06%(a)               0.97%              0.96%(a)
  Ratio of net investment income/(loss)
    to average net assets                        4.54%                5.51%                6.51%                6.55%
  Portfolio turnover rate                        255%                 199%                 238%                 107%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.13%(a)             1.16%(a)               1.09%              1.15%(a)

                                               YEAR ENDED
  INVESTOR A SHARES                             03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.55
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.63
  Net realized and unrealized gain/(loss)
    on investments                               (0.14)
  Net increase/(decrease) in net asset
    value from operations                         0.49
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.63)
  Distributions from net realized capital
    gains                                        (0.10)
  Total dividends and distributions              (0.73)
  Net asset value, end of year                   $10.31
  TOTAL RETURN++                                  4.74%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $12,954
  Ratio of operating expenses to average
    net assets                                  0.95%(a)
  Ratio of net investment income/(loss)
    to average net assets                         6.02%
  Portfolio turnover rate                          94%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.05%(a)

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS STRATEGIC INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR B SHARES                            03/31/03#            03/31/02#            03/31/01#            03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $9.61                $9.89                $9.52               $10.31
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.37                 0.50                 0.56                 0.59
  Net realized and unrealized gain/(loss)
    on investments                               0.23                (0.28)                0.37                (0.79)
  Net increase/(decrease) in net asset
    value from operations                        0.60                 0.22                 0.93                (0.20)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.37)               (0.50)               (0.56)               (0.59)
  Distributions from net realized capital
    gains                                         --                   --                   --                (0.00)##
  Total dividends and distributions             (0.37)               (0.50)               (0.56)               (0.59)
  Net asset value, end of year                   $9.84                $9.61                $9.89                $9.52
  TOTAL RETURN++                                 6.33%                2.28%               10.08%               (1.98)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $36,736              $45,960              $50,251              $55,946
  Ratio of operating expenses to average
    net assets                                 1.78%(a)             1.81%(a)               1.72%              1.65%(a)
  Ratio of net investment income/(loss)
    to average net assets                        3.79%                4.76%                5.76%                5.86%
  Portfolio turnover rate                        255%                 199%                 238%                 107%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.88%(a)             1.91%(a)               1.84%              1.90%(a)

                                               YEAR ENDED
  INVESTOR B SHARES                             03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.55
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.57
  Net realized and unrealized gain/(loss)
    on investments                               (0.14)
  Net increase/(decrease) in net asset
    value from operations                         0.43
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.57)
  Distributions from net realized capital
    gains                                        (0.10)
  Total dividends and distributions              (0.67)
  Net asset value, end of year                   $10.31
  TOTAL RETURN++                                  4.11%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $67,651
  Ratio of operating expenses to average
    net assets                                  1.55%(a)
  Ratio of net investment income/(loss)
    to average net assets                         5.42%
  Portfolio turnover rate                          94%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.80%(a)

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS STRATEGIC INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR C SHARES                            03/31/03#            03/31/02#            03/31/01#            03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $9.60                $9.88                $9.52               $10.31
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.37                 0.50                 0.56                 0.58
  Net realized and unrealized gain/(loss)
    on investments                               0.23                (0.28)                0.36                (0.79)
  Net increase/(decrease) in net asset
    value from operations                        0.60                 0.22                 0.92                (0.21)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.37)               (0.50)               (0.56)               (0.58)
  Distributions from net realized capital
    gains                                         --                   --                   --                (0.00)##
  Total dividends and distributions             (0.37)               (0.50)               (0.56)               (0.58)
  Net asset value, end of year                   $9.83                $9.60                $9.88                $9.52
  TOTAL RETURN++                                 6.33%                2.28%                9.98%               (2.04)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $3,541               $1,997               $1,527               $1,202
  Ratio of operating expenses to average
    net assets                                 1.78%(a)             1.81%(a)               1.72%              1.71%(a)
  Ratio of net investment income/(loss)
    to average net assets                        3.79%                4.76%                5.76%                5.80%
  Portfolio turnover rate                        255%                 199%                 238%                 107%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.88%(a)             1.91%(a)               1.84%              1.90%(a)

                                               YEAR ENDED
  INVESTOR C SHARES                             03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.55
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.57
  Net realized and unrealized gain/(loss)
    on investments                               (0.14)
  Net increase/(decrease) in net asset
    value from operations                         0.43
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.57)
  Distributions from net realized capital
    gains                                        (0.10)
  Total dividends and distributions              (0.67)
  Net asset value, end of year                   $10.31
  TOTAL RETURN++                                  4.09%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $1,474
  Ratio of operating expenses to average
    net assets                                  1.56%(a)
  Ratio of net investment income/(loss)
    to average net assets                         5.41%
  Portfolio turnover rate                          94%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.80%(a)

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS HIGH YIELD BOND FUND+++

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED               YEAR ENDED               YEAR ENDED
  INVESTOR A SHARES                              03/31/03#                03/31/02#                03/31/01#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period             $8.80                    $9.22                    $9.88
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.75                     0.80                     0.96
  Net realized and unrealized gain/(loss)
    on investments                                (0.28)                   (0.32)                   (0.58)
  Net increase/(decrease) in net asset
    value from operations                          0.47                     0.48                     0.38
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.75)                   (0.85)                   (1.04)
  Distributions from net realized capital
    gains                                           --                     (0.05)                     --
  Total dividends and distributions               (0.75)                   (0.90)                   (1.04)
  Net asset value, end of period                   $8.52                    $8.80                    $9.22
  TOTAL RETURN++                                   6.07%                    5.69%                    3.99%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $97,154                  $31,551                  $8,344
  Ratio of operating expenses to average
    net assets                                     1.15%                    1.18%                    1.18%
  Ratio of net investment income/(loss)
    to average net assets                          9.22%                    9.50%                   10.72%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                         1.15%                    1.25%                    1.70%

                                                PERIOD ENDED
  INVESTOR A SHARES                              03/31/00*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period             $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                      0.08
  Net realized and unrealized gain/(loss)
    on investments                                 (0.12)
  Net increase/(decrease) in net asset
    value from operations                          (0.04)
  LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.08)
  Distributions from net realized capital
    gains                                            --
  Total dividends and distributions                (0.08)
  Net asset value, end of period                    $9.88
  TOTAL RETURN++                                   (0.33)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)              $371
  Ratio of operating expenses to average
    net assets                                     1.18%+
  Ratio of net investment income/(loss)
    to average net assets                          6.78%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                         12.91%+

* High Yield Bond Fund Investor A Shares commenced operations on February 14, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the High Yield Bond Master Portfolio.
# Per share net investment income has been calculated using the monthly average shares method.

NATIONS HIGH YIELD BOND FUND+++

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED               YEAR ENDED               YEAR ENDED
  INVESTOR B SHARES                              03/31/03#                03/31/02#                03/31/01#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period             $8.80                    $9.21                    $9.88
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.69                     0.76                     0.92
  Net realized and unrealized gain/(loss)
    on investments                                (0.29)                   (0.33)                   (0.62)
  Net increase/(decrease) in net asset
    value from operations                          0.40                     0.43                     0.30
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.69)                   (0.79)                   (0.97)
  Distributions from net realized capital
    gains                                           --                     (0.05)                     --
  Total dividends and distributions               (0.69)                   (0.84)                   (0.97)
  Net asset value, end of period                   $8.51                    $8.80                    $9.21
  TOTAL RETURN++                                   5.20%                    5.06%                    3.29%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $95,110                  $64,091                  $22,106
  Ratio of operating expenses to average
    net assets                                     1.90%                    1.93%                    1.93%
  Ratio of net investment income/(loss)
    to average net assets                          8.47%                    8.75%                    9.97%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                         1.90%                    2.00%                    2.45%

                                                PERIOD ENDED
  INVESTOR B SHARES                              03/31/00*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period             $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                      0.07
  Net realized and unrealized gain/(loss)
    on investments                                 (0.12)
  Net increase/(decrease) in net asset
    value from operations                          (0.05)
  LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.07)
  Distributions from net realized capital
    gains                                            --
  Total dividends and distributions                (0.07)
  Net asset value, end of period                    $9.88
  TOTAL RETURN++                                   (0.47)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)             $3,426
  Ratio of operating expenses to average
    net assets                                     1.93%+
  Ratio of net investment income/(loss)
    to average net assets                          6.03%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                         13.66%+

* High Yield Bond Fund Investor B Shares commenced operations on February 17, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the High Yield Bond Master Portfolio.
# Per share net investment income has been calculated using the monthly average shares method.

NATIONS HIGH YIELD BOND FUND+++

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED               YEAR ENDED               YEAR ENDED
  INVESTOR C SHARES                              03/31/03#                03/31/02#                03/31/01#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period             $8.77                    $9.19                    $9.87
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.69                     0.76                     0.90
  Net realized and unrealized gain/(loss)
    on investments                                (0.30)                   (0.34)                   (0.61)
  Net increase/(decrease) in net asset
    value from operations                          0.39                     0.42                     0.29
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.69)                   (0.79)                   (0.97)
  Distributions from net realized capital
    gains                                           --                     (0.05)                     --
  Total dividends and distributions               (0.69)                   (0.84)                   (0.97)
  Net asset value, end of period                   $8.47                    $8.77                    $9.19
  TOTAL RETURN++                                   5.09%                    4.96%                    3.20%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $32,453                  $15,213                  $1,891
  Ratio of operating expenses to average
    net assets                                     1.90%                    1.93%                    1.93%
  Ratio of net investment income/(loss)
    to average net assets                          8.47%                    8.75%                    9.97%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                         1.90%                    2.00%                    2.45%

                                                PERIOD ENDED
  INVESTOR C SHARES                              03/31/00*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period             $10.02
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                      0.04
  Net realized and unrealized gain/(loss)
    on investments                                 (0.12)
  Net increase/(decrease) in net asset
    value from operations                          (0.08)
  LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.07)
  Distributions from net realized capital
    gains                                            --
  Total dividends and distributions                (0.07)
  Net asset value, end of period                    $9.87
  TOTAL RETURN++                                   (0.76)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)               $59
  Ratio of operating expenses to average
    net assets                                     1.93%+
  Ratio of net investment income/(loss)
    to average net assets                          6.03%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                         13.66%+

* High Yield Bond Fund Investor C Shares commenced operations on March 8, 2000. + Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the High Yield Bond Master Portfolio.
# Per share net investment income has been calculated using the monthly average shares method.

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

BOND -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).
COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB GLOBAL HIGH YIELD INDEX -- the Credit Suisse First Boston Global High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.



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

DURATION -- a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

J.P. MORGAN EMERGING MARKETS BOND INDEX GLOBAL -- an unmanaged index that covers 27 emerging market countries. Included in the index are U.S. dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities. The index will only consider for inclusion emerging markets issues denominated in U.S. dollars, with a minimum current face outstanding of $500 million and at least 2 1/2 years to maturity (at the time each is added to the index). All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN 1-YEAR MUNICIPAL BOND INDEX -- a broad-based, unmanaged index consisting of tax free bonds with maturities greater than 1 year but less than 2 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN 3-YEAR MUNICIPAL BOND INDEX -- a broad-based, unmanaged index of investment grade bonds with maturities of greater than two years and less than four years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN 7-YEAR MUNICIPAL BOND INDEX -- a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN AGGREGATE BOND INDEX -- an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN GOVERNMENT BOND INDEX -- an unmanaged index of government bonds with an average maturity of approximately nine years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN GOVERNMENT/CORPORATE BOND INDEX -- an unmanaged index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN INTERMEDIATE GOVERNMENT CREDIT INDEX -- an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with maturities of 1 to 10 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN MUNICIPAL BOND INDEX -- a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.
LEHMAN QUALITY INTERMEDIATE MUNICIPAL INDEX -- a broad-based, unmanaged index consisting of tax free bonds with a minimum quality rating of A3 from

Moody's and having a maturity range between 2 and 11 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH 1-3 YEAR TREASURY INDEX -- an unmanaged index of U.S. Treasury bonds with maturities of 1 to 3 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

SALOMON B/BB HIGH YIELD MARKET INDEX -- an unmanaged index that includes U.S. dollar-denominated bonds rated B or BB by a nationally recognized statistical rating organization and issued in the U.S. by entities domiciled in the U.S. and Canada only. The index includes cash pay bonds as well as zero coupon and payment in-kind bonds. It includes registered bonds as well as bonds issued under Rule 144-A. Minimum issue size is $100 million. Issues originally investment grade but subsequently downgraded to non-investment grade are included immediately. For issuers with more than one issue of bonds outstanding, all issues are included in the index. The index does not include default bonds. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. TREASURY OBLIGATION -- a debt security issued by the U.S. Treasury.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Where to find more information
(QUESTION MARK GRAPHIC)

You'll find more information about Nations Funds Government & Corporate Bond Funds in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS

      The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Funds and their policies. The
                   SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations
      Funds:

      By telephone: 1.800.321.7854

      By mail:
      NATIONS FUNDS
      C/O BACAP DISTRIBUTORS, LLC
      ONE BANK OF AMERICA PLAZA
      33RD FLOOR
      CHARLOTTE, NC 28255

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:
Nations Funds Trust, 811-09645
BONDPROIX-0803


                                                            (NATIONS FUNDS LOGO)

                Nations Marsico Funds
                ----------------------------------------------------------------
                Prospectus -- Investor A, B and C Shares
                August 1, 2003
(NATIONS FUNDS LOGO)

NATIONS MARSICO GROWTH FUND
NATIONS MARSICO FOCUSED EQUITIES FUND
NATIONS MARSICO 21ST CENTURY FUND
NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 63.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about some Nations Funds Stock Funds -- Nations Marsico Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUNDS


Nations Marsico Funds invest primarily in equity securities. Nations Marsico Focused Equities Fund and Nations Marsico Growth Fund invest primarily in securities of large capitalization U.S. companies. Nations Marsico 21st Century Fund invests primarily in securities of U.S. or foreign companies of any size. Nations Marsico International Opportunities Fund invests primarily in equity securities of companies outside the U.S.

The Funds have different risk/return characteristics because they invest in different kinds of securities.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk. There's always a risk that you'll lose money or you may not earn as much as you expect.

Foreign securities have the potential to provide you with higher returns than many other kinds of investments, but they also involve special risks not associated with investing in the U.S. stock market, which you need to be aware of before you invest. There's always the risk that you'll lose money or you may not earn as much as you expect.

CHOOSING THE RIGHT FUNDS FOR YOU


Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

Nations Marsico Funds generally focus on long-term growth. They may be suitable for you if:

  - you have longer-term investment goals

  - they're part of a balanced portfolio

  - you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with equity securities or foreign securities

  - you have short-term investment goals

  - you're looking for a regular stream of income

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION


If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BACAP IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. BACAP AND NATIONS FUNDS HAVE ENGAGED A SUB-ADVISER, WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE FUNDS.




 YOU'LL FIND MORE ABOUT BACAP AND THE SUB-ADVISER STARTING ON PAGE 30.

--------------------------------------------------------------------------------


NATIONS MARSICO GROWTH FUND                                      4
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
NATIONS MARSICO FOCUSED EQUITIES FUND                           10
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
NATIONS MARSICO 21ST CENTURY FUND                               16
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND                22
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     28
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       30

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Choosing a share class                                        33
     About Investor A Shares                                    34
        Front-end sales charge                                  34
        Contingent deferred sales charge                        34
     About Investor B Shares                                    35
        Contingent deferred sales charge                        35
     About Investor C Shares                                    36
        Contingent deferred sales charge                        36
     Redemption fees                                            37
     When you might not have to pay a sales charge
        or redemption fee                                       37
  Buying, selling and exchanging shares                         42
     How orders are processed                                   45
  How selling and servicing agents are paid                     51
  Distributions and taxes                                       53
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            56
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   63
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS MARSICO GROWTH FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

BACAP IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL MANAGEMENT, LLC (MARSICO CAPITAL) IS ITS SUB-ADVISER. THOMAS F. MARSICO AND JAMES A. HILLARY ARE THE CO-PORTFOLIO MANAGERS AND MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL, MR. MARSICO AND MR. HILLARY ON PAGE
 31.

WHY INVEST IN A GROWTH FUND?

GROWTH FUNDS INVEST IN COMPANIES THAT HAVE THE POTENTIAL FOR SIGNIFICANT INCREASES IN REVENUE OR EARNINGS. THESE ARE TYPICALLY COMPANIES THAT ARE DEVELOPING OR APPLYING NEW TECHNOLOGIES, PRODUCTS OR SERVICES IN GROWING INDUSTRY SECTORS.

WHILE THIS FUND INVESTS IN A WIDE RANGE OF COMPANIES AND INDUSTRIES, IT HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS. THIS MEANS IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT ALSO MEANS IT MAY HAVE RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations Marsico Growth Master Portfolio
                   (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio invests primarily in equity securities of large capitalization companies that are selected for their growth potential. It generally holds a core position of between 35 and 50 securities. It may hold up to 25% of its assets in foreign securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (e.g. a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards and transparent financial disclosure), strong and ethical management, apparent commitment to shareholder interests and reasonable valuations in the context of projected growth rates. This is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models include quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Marsico Growth Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- Marsico Capital uses an investment strategy that tries to identify equities with growth potential. There is a risk that the value of these investments will not rise as high as Marsico Capital expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

PRIOR TO MAY 10, 2002, THE FUND HAD A DIFFERENT NAME, INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1998     1999     2000     2001     2002
                ----     ----     ----     ----     ----
               38.62%   52.11%   -15.47%  -19.76%  -15.29%



               *Year-to-date return as of June 30, 2003: 12.45%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 1999:           35.19%
         WORST: 3RD QUARTER 2001:         -17.33%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Investor A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                       1 YEAR    5 YEARS    FUND*
         INVESTOR A SHARES RETURNS BEFORE TAXES        -20.15%    2.69%     2.69%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                               -20.15%    2.60%     2.60%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES       -12.37%    2.15%     2.15%



         INVESTOR B SHARES RETURNS BEFORE TAXES        -20.13%    2.84%     2.84%



         INVESTOR C SHARES RETURNS BEFORE TAXES        -16.76%    3.21%     3.21%



         S&P 500 (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                          -22.09%   -0.58%    -0.58%

      *THE INCEPTION DATE OF INVESTOR A SHARES, INVESTOR B SHARES AND INVESTOR C
       SHARES IS DECEMBER 31, 1997. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                           Investor A  Investor B  Investor C
         (Fees paid directly from your investment)    Shares      Shares      Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          5.75%        none        none



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                    none(1)      5.00%(2)    1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the
         Fund's assets)(5)



         Management fees                              0.75%       0.75%       0.75%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%       1.00%       1.00%



         Other expenses                               0.42%       0.42%       0.42%
                                                       -------     -------     -------



         Total annual Fund operating expenses         1.42%       2.17%       2.17%
                                                       =======     =======     =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                       $711     $999     $1,308     $2,182



         INVESTOR B SHARES                       $720     $979     $1,364     $2,313



         INVESTOR C SHARES                       $320     $679     $1,164     $2,503

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $220     $679     $1,164     $2,313



         INVESTOR C SHARES                       $220     $679     $1,164     $2,503

NATIONS MARSICO FOCUSED EQUITIES FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

BACAP IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. THOMAS F. MARSICO AND JAMES A. HILLARY ARE THE CO-PORTFOLIO MANAGERS AND MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL, MR. MARSICO AND MR. HILLARY ON PAGE
 31.

WHAT IS A FOCUSED FUND?

A FOCUSED FUND INVESTS IN A SMALL NUMBER OF COMPANIES. THIS FUND FOCUSES ON LARGE, ESTABLISHED AND WELL-KNOWN U.S. COMPANIES.

BECAUSE A FOCUSED FUND HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS, IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT MAY EARN RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations Marsico Focused Equities Master
                   Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in equity securities. The investments will mostly consist of equity securities of large capitalization companies. The Master Portfolio, which is non-diversified, generally holds a core position of 20 to 30 common stocks that are selected for their long-term growth potential. It may invest up to 25% of its assets in foreign securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (e.g. a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards and transparent financial disclosure), strong and ethical management, apparent commitment to shareholder interests and reasonable valuations in the context of projected growth rates. This is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models include quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Marsico Focused Equities Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - HOLDING FEWER INVESTMENTS -- The Master Portfolio is considered to be non-diversified because it may hold fewer investments than other kinds of equity funds. This increases the risk that its value could go down significantly if even only one of its investments performs poorly. The value of the Master Portfolio will tend to have greater price swings than the value of more diversified equity funds. The Master Portfolio may become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1998     1999     2000     2001     2002
                ----     ----     ----     ----     ----
               50.14%   52.85%   -17.32%  -19.11%  -15.73%



               *Year-to-date return as of June 30, 2003: 14.49%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 1999:           33.11%
         WORST: 1ST QUARTER 2001:         -17.82%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Investor A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investments and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                       1 YEAR    5 YEARS    FUND*
         INVESTOR A SHARES RETURNS BEFORE TAXES        -20.58%    4.04%     4.04%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                               -20.58%    3.91%     3.91%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES       -12.63%    3.24%     3.24%



         INVESTOR B SHARES RETURNS BEFORE TAXES        -20.53%    4.24%     4.24%



         INVESTOR C SHARES RETURNS BEFORE TAXES        -17.14%    4.65%     4.65%



         S&P 500 (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                          -22.09%   -0.58%    -0.58%

      *THE INCEPTION DATE OF INVESTOR A SHARES, INVESTOR B SHARES AND INVESTOR C
       SHARES IS DECEMBER 31, 1997. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                           Investor A   Investor B   Investor C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          5.75%      none         none



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                   none(1)        5.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)(5)



         Management fees                              0.75%        0.75%        0.75%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.37%        0.37%        0.37%
                                                       -------      -------      -------



         Total annual Fund operating expenses         1.37%        2.12%        2.12%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                       $707     $985     $1,283     $2,130



         INVESTOR B SHARES                       $715     $964     $1,339     $2,261



         INVESTOR C SHARES                       $315     $664     $1,139     $2,452

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $215     $664     $1,139     $2,261



         INVESTOR C SHARES                       $215     $664     $1,139     $2,452

NATIONS MARSICO 21ST CENTURY FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

BACAP IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. CORYDON J. GILCHRIST IS ITS PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL ON PAGE 31 AND MR. GILCHRIST ON PAGE
 32.

WHAT IS A MULTI-CAP FUND?

A MULTI-CAP FUND INVESTS IN COMPANIES ACROSS THE CAPITALIZATION SPECTRUM -- SMALL, MID AND LARGE COMPANIES. AS A MULTI-CAP FUND, THIS FUND MAY INVEST IN LARGE, ESTABLISHED AND WELL-KNOWN U.S. AND FOREIGN COMPANIES, AS WELL AS SMALL, NEW AND RELATIVELY UNKNOWN COMPANIES THAT ARE BELIEVED TO HAVE THE POTENTIAL TO GROW SIGNIFICANTLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations Marsico 21st Century Master
                   Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio is an aggressive growth fund that primarily invests in equity securities of companies of any capitalization size and will normally hold a core position of between 35 and 50 common stocks. The Master Portfolio will focus on paradigm shifting technologies and companies seeking to take advantage of technological innovations in the way business is conducted. The Master Portfolio may invest without limit in foreign securities.

The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (e.g. a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards and transparent financial disclosure), strong and ethical management, apparent commitment to shareholder interests and reasonable valuations in the context of projected growth rates. This is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models include quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Marsico 21st Century Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - STOCK MARKET RISK -- The value of any stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest without limitation in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

PRIOR TO FEBRUARY 1, 2003, THE FUND HAD A DIFFERENT PORTFOLIO MANAGER.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2001     2002
                ----     ----
               -18.64%  -9.80%



               *Year-to-date return as of June 30, 2003: 20.77%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 2001:           16.84%
         WORST: 3RD QUARTER 2001:         -18.96%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Investor A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                        LIFE OF
                                                              1 YEAR     FUND*
         INVESTOR A SHARES RETURNS BEFORE TAXES               -14.95%   -17.60%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                      -14.95%   -17.60%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES               -9.18%   -13.57%



         INVESTOR B SHARES RETURNS BEFORE TAXES               -14.85%   -17.31%



         INVESTOR C SHARES RETURNS BEFORE TAXES               -11.26%   -16.38%



         S&P 500 (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES
           OR TAXES)                                          -22.09%   -16.45%

      *THE INCEPTION DATE OF INVESTOR A SHARES, INVESTOR B SHARES AND INVESTOR C
       SHARES IS APRIL 10, 2000. THE RETURN FOR THE INDEX SHOWN IS FROM THAT
       DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                           Investor A   Investor B   Investor C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          5.75%      none         none



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                   none(1)        5.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)(5)



         Management fees                              0.75%        0.75%        0.75%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.70%        0.70%        0.70%
                                                       -------      -------      -------



         Total annual Fund operating expenses         1.70%        2.45%        2.45%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                       $738    $1,081    $1,446     $2,472



         INVESTOR B SHARES                       $748    $1,064    $1,506     $2,601



         INVESTOR C SHARES                       $348      $764    $1,306     $2,786

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $248     $764     $1,306     $2,601



         INVESTOR C SHARES                       $248     $764     $1,306     $2,786

NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

BACAP IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. JAMES G. GENDELMAN IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND JAMES GENDELMAN ON PAGE 31.

WHAT IS AN INTERNATIONAL FUND?

INTERNATIONAL STOCK FUNDS INVEST IN A DIVERSIFIED PORTFOLIO OF COMPANIES LOCATED IN MARKETS THROUGHOUT THE WORLD. THESE COMPANIES CAN OFFER INVESTMENT OPPORTUNITIES THAT ARE NOT AVAILABLE IN THE UNITED STATES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations Marsico International
                   Opportunities Master Portfolio (the Master Portfolio). The Master Portfolio has
                   the same investment objective as the Fund.

The Master Portfolio normally invests at least 65% of its assets in common stocks of foreign companies. While the Master Portfolio may invest in companies of any size, it focuses on large companies. These companies are selected for their long-term growth potential. The Master Portfolio normally invests in issuers from at least three different countries not including the United States and generally holds a core position of 35 to 50 common stocks. The Master Portfolio may invest in common stocks of companies operating in emerging markets.

The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (e.g. a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards and transparent financial disclosure), strong and ethical management, apparent commitment to shareholder interests and reasonable valuations in the context of projected growth rates. This is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models include quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Marsico International Opportunities Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - STOCK MARKET RISK -- The value of any stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2001     2002
                ----     ----
               -14.74%  -7.77%



               *Year-to-date return as of June 30, 2003: 13.18%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 2001:           17.01%
         WORST: 3RD QUARTER 2001:         -18.23%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, TAXES, FEES, BROKERAGE COMMISSIONS OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Investor A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia and Far East Index), an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern Markets. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                        LIFE OF
                                                              1 YEAR     FUND*
         INVESTOR A SHARES RETURNS BEFORE TAXES               -13.11%   -14.03%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                      -13.10%   -14.03%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES               -8.05%   -10.97%



         INVESTOR B SHARES RETURNS BEFORE TAXES               -12.95%   -13.64%



         INVESTOR C SHARES RETURNS BEFORE TAXES                -9.28%   -12.55%



         MSCI EAFE INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                                 -15.94%   -18.13%

      *THE INCEPTION DATE OF INVESTOR A SHARES, INVESTOR B SHARES AND INVESTOR C
       SHARES IS AUGUST 1, 2000. THE RETURN FOR THE INDEX SHOWN IS FROM THAT
       DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                           Investor A   Investor B   Investor C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          5.75%         none         none



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                    none(1)       5.00%(2)     1.00%(3)



         Redemption fee (as a percentage of total
         redemption proceeds)(4)                      2.00%        2.00%        2.00%






         ANNUAL FUND OPERATING EXPENSES(5)
         (Expenses that are deducted from the Fund's assets)(6)



         Management fees                              0.80%        0.80%        0.80%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               1.00%        1.00%        1.00%
                                                       -------      -------      -------



         Total annual Fund operating expenses         2.05%        2.80%        2.80%



         Fee waivers and/or reimbursements           (0.30)%      (0.30)%      (0.30)%
                                                       -------      -------      -------



         Total net expenses(7)                        1.75%        2.50%        2.50%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The redemption fee may apply to shares purchased after August 1, 2002 that are redeemed (either by selling your shares or exchanging into another Fund) within 90 days of purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

      (5)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (6)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

      (7)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                       $743    $1,154    $1,591     $2,799



         INVESTOR B SHARES                       $753    $1,140    $1,653     $2,927



         INVESTOR C SHARES                       $353      $840    $1,453     $3,107

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $253     $840     $1,453     $2,927



         INVESTOR C SHARES                       $253     $840     $1,453     $3,107

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Any Fund with an 80% Policy may change it without shareholder approval by giving the shareholder at least 60 days notice. Other investment policies of any Fund may be changed only with shareholder approval.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Master Portfolios may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN NATIONS MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Master Portfolios may invest their assets in Nations Money Market Funds. BACAP and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Master Portfolios for services provided directly. BACAP may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Master Portfolios.

      - FOREIGN INVESTMENT RISK -- Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments, which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If a Fund invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

      - INVESTING DEFENSIVELY -- A Master Portfolio may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- A Master Portfolio may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, distribution, administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO TURNOVER -- A Master Portfolio that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Master Portfolios generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for the Master Portfolios in FINANCIAL HIGHLIGHTS.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.321.7854 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

How the Funds are managed
(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------


INVESTMENT ADVISER

BACAP is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Stock Funds described in this prospectus.

BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $195 billion, BACAP acts as investment manager for individuals, corporations, private investment companies and financial institutions. BACAP uses a team approach to investment management. Each team has access to the latest technology and analytical resources.

Nations Funds pays BACAP an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BACAP uses part of this money to pay the investment sub-adviser for the services it provides to the Funds.

BACAP has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2004. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BACAP will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BACAP can receive, along with the actual advisory fees BACAP and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  NATIONS MARSICO GROWTH FUND(1)                              0.75%        0.75%



  NATIONS MARSICO FOCUSED EQUITIES FUND(1)                    0.75%        0.75%



  NATIONS MARSICO 21ST CENTURY FUND(1)                        0.75%        0.75%



  NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND(1)         0.80%        0.49%

(1)These Funds don't have their own investment adviser because they invest in Nations Marsico Growth Master Portfolio, Nations Marsico Focused Equities Master Portfolio, Nations Marsico 21st Century Master Portfolio, and Nations Marsico International Opportunities Master Portfolio, respectively. BACAP is the investment adviser to the Master Portfolios.

INVESTMENT SUB-ADVISER

Nations Funds and BACAP engage one or more investment sub-advisers for the Master Portfolios to make day-to-day investment decisions for the Master Portfolio. BACAP retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Master Portfolios' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BACAP may at times recommend to the Board that a Master Portfolio:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. BACAP and the Master Portfolios have applied for relief from the SEC to permit the Master Portfolios to act on many of BACAP's recommendations with approval only by the Board and not by Fund shareholders. BACAP or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BACAP and the Master Portfolios obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

Nations Funds and BACAP have engaged the following investment sub-adviser to provide day-to-day portfolio management for the Funds. This sub-adviser functions under the supervision of BACAP and the Board of Nations Funds.

--------------------------------------------------------------------------------

MARSICO CAPITAL MANAGEMENT, LLC

1200 17TH STREET
SUITE 1300
DENVER, COLORADO 80202

--------------------------------------------------------------------------------


MARSICO CAPITAL MANAGEMENT, LLC

Marsico Capital is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Marsico Capital is a full service investment advisory firm founded by Thomas F. Marsico in September 1997. Marsico Capital currently has approximately $20.8 billion in assets under management.

Marsico Capital is the investment sub-adviser to:

  - Nations Marsico Growth Master Portfolio

  - Nations Marsico Focused Equities Master Portfolio

  - Nations Marsico 21st Century Master Portfolio

  - Nations Marsico International Opportunities Master Portfolio

THOMAS F. MARSICO, Chairman and Chief Executive Officer of Marsico Capital, is one of the co-portfolio managers of Nations Marsico Focused Equities Master Portfolio and Nations Marsico Growth Master Portfolio. Mr. Marsico was an executive vice president and portfolio manager at Janus Capital Corporation from 1988 until he formed Marsico Capital in September 1997. He has more than 20 years of experience as a securities analyst and portfolio manager.

JAMES A. HILLARY, is one of the co-portfolio managers of Nations Marsico Growth Master Portfolio and Nations Marsico Focused Equities Master Portfolio. Mr. Hillary has 14 years of experience as a securities analyst and portfolio manager and is a founding member of Marsico Capital. Prior to joining Marsico Capital in 1997, Mr. Hillary was a portfolio manager at W.H. Reaves, a New Jersey-based money management firm where he managed equity mutual funds and separate accounts. He holds a Bachelor's degree from Rutgers University and a law degree from Fordham University. Mr. Hillary is also a certified public accountant.

JAMES G. GENDELMAN, is the portfolio manager of Nations Marsico International Opportunities Master Portfolio and Marsico Capital's portion of Nations International Equity Master Portfolio. Prior to joining Marsico Capital in May 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a Bachelor's degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was an accountant for Ernst & Young from 1983 to 1985.

CORYDON J. GILCHRIST, CFA, is the portfolio manager of Nations Marsico 21st Century Master Portfolio. Prior to joining Marsico Capital in May of 2000, Mr. Gilchrist spent four years as an international portfolio manager and analyst at Invista Capital Management, where he was on a committee that managed several funds. He holds BBA and MBA degrees from the University of Iowa, and holds a CFA charter.

--------------------------------------------------------------------------------

BACAP DISTRIBUTORS, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Funds are distributed by BACAP Distributors, LLC (BACAP Distributors), a registered broker/dealer. BACAP Distributors may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

BACAP Distributors is also administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay BACAP Distributors a fee of 0.23% for its services, plus certain out-of-pocket expenses, except Nations Marsico International Opportunities Fund which pays a fee of 0.22%. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

--------------------------------------------------------------------------------

PFPC INC.

400 BELLEVUE PARKWAY
WILMINGTON, DELAWARE 19809

--------------------------------------------------------------------------------


PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

--------------------------------------------------------------------------------

Choosing a share class
(ABC SHARE GRAPHIC)

Before you can invest in the Funds, you'll need to choose a share class. There are three classes of shares of each Fund offered by this prospectus. Each class has its own sales charges and fees. The table below compares the charges and fees and other features of the share classes.

                                   INVESTOR A           INVESTOR B           INVESTOR C
                                     SHARES               SHARES               SHARES
 MAXIMUM AMOUNT
 YOU CAN BUY                        NO LIMIT             $250,000             NO LIMIT



 MAXIMUM FRONT-END
 SALES CHARGE                        5.75%                 NONE                 NONE



 MAXIMUM DEFERRED
 SALES CHARGE                       NONE(1)              5.00%(2)             1.00%(3)



 REDEMPTION FEE(4)                   2.00%                2.00%                2.00%



 MAXIMUM ANNUAL                0.25% DISTRIBUTION   0.75% DISTRIBUTION   0.75% DISTRIBUTION
 DISTRIBUTION AND               (12B-1)/SERVICE      (12B-1) FEE AND      (12B-1) FEE AND
 SHAREHOLDER                          FEE           0.25% SERVICE FEE    0.25% SERVICE FEE
 SERVICING FEES



 CONVERSION FEATURE                   NONE                 YES                  NONE


--------------------------------------------------------------------------------




 FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.321.7854.

--------------------------------------------------------------------------------


(1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A
   SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(2)This charge decreases over time. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(4)The redemption fee may apply to shares of Nations Marsico International Opportunities Fund purchased after August 1, 2002 that are redeemed (either by selling your shares or exchanging into another Fund) within 90 days of purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

--------------------------------------------------------------------------------




 BEFORE YOU INVEST, PLEASE NOTE THAT, OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

--------------------------------------------------------------------------------


The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

Investor A Shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Investor A Shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Investor B and Investor C Shares. This means that Investor A Shares can be expected to pay relatively higher distributions per share.

Investor B Shares have limits on how much you can invest. When you buy Investor B or Investor C Shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Investor C Shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Investor A Shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Investor B and Investor C Shares. You should also consider the conversion feature for Investor B Shares, which is described in ABOUT INVESTOR B SHARES.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(A SHARES GRAPHIC) ABOUT INVESTOR A SHARES
                   There is no limit to the amount you can invest in Investor A Shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares.

      FRONT-END SALES CHARGE

      You'll pay a front-end sales charge when you buy Investor A Shares, unless:

        - you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE -- FRONT END SALES CHARGES

        - you're reinvesting distributions

      The sales charge you'll pay depends on the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

                                                                        AMOUNT RETAINED
                                     SALES CHARGE     SALES CHARGE     BY SELLING AGENTS
                                    AS A % OF THE     AS A % OF THE      AS A % OF THE
                                    OFFERING PRICE   NET ASSET VALUE    OFFERING PRICE
         AMOUNT YOU BOUGHT            PER SHARE         PER SHARE          PER SHARE
         $0 - $49,999                   5.75%             6.10%              5.00%



         $50,000 - $99,999              4.50%             4.71%              3.75%



         $100,000 - $249,999            3.50%             3.63%              2.75%



         $250,000 - $499,999            2.50%             2.56%              2.00%



         $500,000 - $999,999            2.00%             2.04%              1.75%



         $1,000,000 OR MORE             0.00%             0.00%              1.00%(1)

      (1)1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. BACAP Distributors pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      CONTINGENT DEFERRED SALES CHARGE

      If you own or buy $1,000,000 or more of Investor A Shares, there is one situation when you'll pay a CDSC:

        - If you sell your shares within 18 months of buying them, you'll pay a CDSC of 1.00%.

      The CDSC is calculated from the day your purchase is accepted (the trade date). We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower.

      You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

(B SHARES GRAPHIC) ABOUT INVESTOR B SHARES
                   You can buy up to $250,000 in aggregate of Investor B Shares. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them.

      CONTINGENT DEFERRED SALES CHARGE

      You'll pay a CDSC when you sell your Investor B Shares, unless:

        - you bought the shares before August 1, 1997

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE -- CONTINGENT DEFERRED SALES CHARGES AND REDEMPTION FEES

      The CDSC you pay depends on when you bought your shares, how much you bought in some cases, and how long you held them.


                 IF YOU SELL YOUR SHARES
               DURING THE FOLLOWING YEAR:                      YOU'LL PAY A CDSC OF:
         ----------------------------------------------------------------------------------------
                                                    SHARES
                                                  YOU BOUGHT       SHARES YOU BOUGHT BETWEEN
                                                    AFTER           8/1/1997 AND 11/15/1998
                                                  11/15/1998       IN THE FOLLOWING AMOUNTS:
                                                  ----------   ----------------------------------
                                                                 $0 -     $250,000 -   $500,000 -
                                                               $249,999    $499,999     $999,999
         THE FIRST YEAR YOU OWN THEM                 5.0%        5.0%        3.0%         2.0%



         THE SECOND YEAR YOU OWN THEM                4.0%        4.0%        2.0%         1.0%



         THE THIRD YEAR YOU OWN THEM                 3.0%        3.0%        1.0%         NONE



         THE FOURTH YEAR YOU OWN THEM                3.0%        3.0%        NONE         NONE



         THE FIFTH YEAR YOU OWN THEM                 2.0%        2.0%        NONE         NONE



         THE SIXTH YEAR YOU OWN THEM                 1.0%        1.0%        NONE         NONE



         AFTER SIX YEARS OF OWNING THEM              NONE        NONE        NONE         NONE

      The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

      Your selling agent receives compensation when you buy Investor B Shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      ABOUT THE CONVERSION FEATURE

      Investor B Shares generally convert automatically to Investor A Shares according to the following schedule:

                                                                WILL CONVERT TO INVESTOR A SHARES
         INVESTOR B SHARES YOU BOUGHT                              AFTER YOU'VE OWNED THEM FOR
         AFTER NOVEMBER 15, 1998                                           EIGHT YEARS



         BETWEEN AUGUST 1, 1997 AND NOVEMBER 15, 1998
           $0 - $249,000                                                   NINE YEARS
           $250,000 - $499,999                                              SIX YEARS
           $500,000 - $999,999                                             FIVE YEARS



         BEFORE AUGUST 1, 1997                                             NINE YEARS

      Investor B Shares purchased during certain periods prior to August 1, 1997 may have had different or no conversion rights. Please refer to the conversion rights outlined in the original prospectus relating to those Investor B Shares.

      The conversion feature allows you to benefit from the lower operating costs of Investor A Shares, which can help increase total returns.

      Here's how the conversion works:

        - We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Investor A Shares have lower expenses.

        - Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares will convert to Investor A Shares at the same time.

        - You'll receive the same dollar value of Investor A Shares as the Investor B Shares that were converted. No sales charge or other charges apply.

        - Investor B Shares that you received from an exchange of Investor B Shares of another Nations Fund will convert based on the day you bought the original shares. Your conversion date may be later if you exchanged to or from a Nations Money Market Fund.

        - Conversions are free from federal income tax.

(C SHARES GRAPHIC) ABOUT INVESTOR C SHARES
                   There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.

      CONTINGENT DEFERRED SALES CHARGE

      You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE -- CONTINGENT DEFERRED SALES CHARGES AND REDEMPTION FEES

      The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

      Your selling agent receives compensation when you buy Investor C Shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      REDEMPTION FEES

      (Investor A, Investor B and Investor C Shares)

      Nations Marsico International Opportunities Fund may assess, subject to limited exceptions, a 2.00% redemption fee on proceeds of Fund shares that are purchased after August 1, 2002 and are redeemed (either by selling shares or exchanging into another Fund) within 90 days of their purchase. The redemption fee is paid to the Fund, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee is imposed to the extent that Fund shares redeemed exceed Fund shares that have been held more than 90 days. For shares of the Fund acquired by exchange, the holding period prior to the exchange will not be considered in determining whether to apply the redemption fee. The redemption fee may not be imposed if you qualify for a waiver. You can find out if you qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE -- CONTINGENT DEFERRED SALES CHARGES AND REDEMPTION FEES.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES AND REDEMPTION FEES.

YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR NOTIFYING NATIONS FUNDS THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING OR SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


      WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE

      You may be eligible for a reduced or waived front-end sales charge or CDSC. Information about these reductions and waivers is provided below and may also be discussed in the SAI. Please contact your investment professional or contact Nations Funds at 1.800.321.7854 to determine whether you qualify for a reduction or waiver of these charges.

      FRONT-END SALES CHARGES

      (Investor A Shares)

      There are three ways you can lower the front-end sales charge you pay on Investor A Shares:

         - COMBINE PURCHASES YOU'VE ALREADY MADE
          Rights of accumulation allow you to combine the value of Investor A, Investor B and Investor C Shares you already own with Investor A Shares you're buying to calculate the sales charge. The sales charge is based on the total value of the shares you already own plus the value of the shares you're buying. Index Funds (including Nations LargeCap Enhanced Core Fund) and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify for rights of accumulation.

         - COMBINE PURCHASES YOU PLAN TO MAKE
          By signing a letter of intent, you can combine the value of shares you already own with the value of shares you plan to buy over a 13-month period to calculate the sales charge.

           - You can choose to start the 13-month period up to 90 days before you sign the letter of intent.

           - Each purchase you make will receive the sales charge that applies to the total amount you plan to buy.

           - If you don't buy as much as you planned within the period, you must pay the difference between the charges you've paid and the charges that actually apply to the shares you've bought.

           - Your first purchase must be at least 5% of the minimum amount for the sales charge level that applies to the total amount you plan to buy.

           - If the purchase you've made later qualifies for a reduced sales charge through the 90-day backdating provisions, we'll make an adjustment for the lower charge when the letter of intent expires. Any adjustment will be used to buy additional shares at the reduced sales charge.

        - COMBINE PURCHASES WITH FAMILY MEMBERS
         You can receive a quantity discount by combining purchases of Investor A Shares that you, your spouse and children under age 21 make on the same day. Some distributions or payments from the dissolution of certain qualified plans also qualify for the quantity discount. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify.

      The following investors can buy Investor A Shares without paying a front-end sales charge:

        - full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

        - banks, trust companies and thrift institutions acting as fiduciaries

        - individuals receiving a distribution from a Bank of America trust or other fiduciary account may use the proceeds of that distribution to buy Investor A Shares without paying a front-end sales charge, as long as the proceeds are invested in the Funds within 90 days of the date of distribution

        - Nations Funds' Trustees, Directors and employees of its investment sub-advisers

        - registered broker/dealers that have entered into a Nations Funds dealer agreement with BACAP Distributors may buy Investor A Shares without paying a front-end sales charge for their investment account only

        - registered personnel and employees of these broker/dealers and their family members may buy Investor A Shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

        - employees or partners of any service provider to the Funds

        - investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

        - shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

      The following plans can buy Investor A Shares without paying a front-end sales charge:

        - pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code of 1986, as amended (the tax code)

        - employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under
          Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

          - have at least $500,000 invested in Investor A Shares of Nations Funds (except Money Market Funds), or

          - sign a letter of intent to buy at least $500,000 of Investor A Shares of Nations Funds (except Money Market Funds), or

          - be an employer-sponsored plan with at least 100 eligible participants, or

          - be a participant in an alliance program that has signed an agreement with the Fund or a selling agent

        - certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      You can also buy Investor A Shares without paying a sales charge if you buy the shares within 120 days of selling Investor A Shares of the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the Investor A Shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, BACAP Distributors or their agents must receive your written request within 120 days after you sell your shares.

      CONTINGENT DEFERRED SALES CHARGES AND REDEMPTION FEES

      (Investor A, Investor B and Investor C Shares)

      You won't pay a CDSC or redemption fee on the following transactions:

        - shares sold following the death or disability (as defined in the tax code) of a shareholder, including a registered joint owner

        - shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

        - the following retirement plan distributions:

           - lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

           - distributions from an individual retirement account (IRA) or Custodial Account under Section 403(b)(7) of the tax code, following attainment of age 59 1/2

           - a tax-free return of an excess contribution to an IRA

           - distributions from a qualified retirement plan that aren't subject to the 10% additional federal withdrawal tax under Section 72(t)(2) of the tax code

        - payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

        - shares sold under our right to liquidate a shareholder's account, including instances where the aggregate net asset value of Investor A, Investor B or Investor C Shares held in the account is less than the minimum account size

        - If you exchange Investor B or Investor C Shares of a Nations Fund that were bought through a Bank of America employee benefit plan for Investor A Shares of a Nations Fund

        - withdrawals made under the Automatic Withdrawal Plan described in BUYING, SELLING AND EXCHANGING SHARES, if the total withdrawals of Investor A, Investor B or Investor C Shares made in a year are less than 12% of the total value of those shares in your account. A CDSC may only apply to Investor A Shares if you bought more than $1,000,000

      You won't pay a redemption fee on Investor A, Investor B or Investor C Shares redeemed from accounts where by agreement with Nations Funds short-term trading activity is permitted, including shares sold as part of an automatic rebalancing within an asset allocation program.

      You also won't pay a redemption fee when you sell or exchange less than $10,000 of shares.

      You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same class of the same Fund within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the Investor B or Investor C Shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, BACAP Distributors or their agents must receive your written request within 120 days after you sell your shares.

      You also won't pay a CDSC on the following transactions:

        - shares sold by intermediaries that are part of the Nations Funds selling group where the intermediary has entered into an agreement with Nations Funds not to receive (or to return if received) all or any applicable portion of any up-front commission

        - shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the tax code

        - shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

          - have at least $500,000 invested in Investor A, Investor B or Investor C Shares of Nations Funds, or

          - sign a letter of intent to buy at least $500,000 of Investor A, Investor B or Investor C Shares of Nations Funds, or

          - be an employer-sponsored plan with at least 100 eligible participants, or

          - be a participant in an alliance program that has signed an agreement with Nations Funds or its principal underwriter

      You won't pay a CDSC on the sale of Investor C Shares sold by a nonprofit organization qualified under Section 501(c)(3) of the tax code in connection with the Banc of America Capital Management Charitable Giving Program.

Buying, selling and exchanging shares
(BUYING, SELLING, TRANSFERRING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Funds through your selling agent or directly from Nations Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have questions or you need help placing an order.

                  Ways to buy, sell or
                        exchange          How much you can buy, sell or exchange              Other things to know
                  --------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum           minimum initial investment:                There is no limit to the amount you can
                                          - $1,000 for regular accounts              invest in Investor A and C Shares. You
                                          - $500 for traditional and Roth IRAs,      can invest up to $250,000 in Investor B
                                          and Coverdell Education Savings            Shares.
                                            Accounts
                                          - $250 for certain fee-based accounts
                                          - no minimum for certain retirement
                                          plan accounts like 401(k) plans and SEP
                                            accounts, but other restrictions
                                            apply
                                          minimum additional investment:
                                          - $100 for all accounts

                  Using our Systematic    minimum initial investment:                You can buy shares twice a month,
                  Investment Plan         - $100                                     monthly or quarterly, using automatic
                                          minimum additional investment:             transfers from your bank account.
                                          - $50

Selling shares    In a lump sum           - you can sell up to $50,000 of your       We'll deduct any CDSC from the amount
                                          shares by telephone, otherwise there       you're selling and send you or your
                                            are no limits to the amount you can      selling agent the balance, usually
                                            sell                                     within three business days of receiving
                                          - other restrictions may apply to          your order.
                                            withdrawals from retirement plan
                                            accounts                                 If you paid for your shares with a
                                                                                     check that wasn't certified, we'll hold
                                                                                     the sale proceeds when you sell those
                                                                                     shares for at least 15 days after the
                                                                                     trade date of the purchase, or until
                                                                                     the check has cleared.
                                                                                     Nations Marsico International
                                                                                     Opportunities Fund may assess a 2.00%
                                                                                     redemption fee on the proceeds of Fund
                                                                                     shares that are purchased after August
                                                                                     1, 2002 and are redeemed (either by
                                                                                     selling shares or exchanging into
                                                                                     another Fund) within 90 days of their
                                                                                     purchase. Please see CHOOSING A SHARE
                                                                                     CLASS -- REDEMPTION FEES for details.

                  Using our Automatic     - minimum $25 per withdrawal               Your account balance must be at least
                  Withdrawal Plan                                                    $10,000 to set up the plan. You can
                                                                                     make withdrawals twice a month,
                                                                                     monthly, quarterly, bi-annually or
                                                                                     annually. We'll send your money by
                                                                                     check or deposit it directly to your
                                                                                     bank account. No CDSC is deducted if
                                                                                     you withdraw 12% or less of the value
                                                                                     of your shares in a class.

Exchanging        In a lump sum           - minimum $1,000 per exchange              You can exchange your Investor A Shares
  shares                                                                             for Investor A Shares of any other
                                                                                     Nations Fund, except Index Funds.
                                                                                     You can exchange your Investor B Shares
                                                                                     for Investor B Shares of any other
                                                                                     Nations Fund.
                                                                                     You can exchange your Investor C Shares
                                                                                     for Investor C Shares of any other
                                                                                     Nations Fund.
                                                                                     You won't pay a front-end sales charge
                                                                                     or CDSC on the shares you're
                                                                                     exchanging.

                  Ways to buy, sell or
                        exchange          How much you can buy, sell or exchange              Other things to know
                  --------------------    ---------------------------------------    ---------------------------------------
                                                                                     Nations Marsico International
                                                                                     Opportunities Fund may assess a 2.00%
                                                                                     redemption fee on the proceeds of Fund
                                                                                     shares that are purchased after August
                                                                                     1, 2002 and are redeemed (either by
                                                                                     selling shares or exchanging into
                                                                                     another Fund) within 90 days of their
                                                                                     purchase. Please see CHOOSING A SHARE
                                                                                     CLASS -- REDEMPTION FEES for details.

                  Using our Automatic     - minimum $25 per exchange                 You must already have an investment in
                  Exchange Feature                                                   the Funds into which you want to
                                                                                     exchange. You can make exchanges
                                                                                     monthly or quarterly.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------

HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Master Portfolio. If prices aren't readily available, or the value of a security has been materially affected by events occurring after a foreign exchange closes, we'll base the price of a security on its fair value. When a Master Portfolio uses fair value to price securities it may value those securities higher or lower than another fund that uses market quotations to price the same securities. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a Master Portfolio could change on days when Fund shares may not be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------


(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Investor A Shares at the offering price per share. You buy Investor B and Investor C Shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we'll refuse the order. We'll return any payment received for orders that we refuse.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

      MINIMUM INITIAL INVESTMENT

      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $500 for traditional and Roth IRAs, and Coverdell Education Savings Accounts

        - $250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

        - $100 using our Systematic Investment Plan

        - There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
          IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this

      MINIMUM ADDITIONAL INVESTMENT

      You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares twice a month, monthly or quarterly.

  - You can choose to have us transfer your money on or about the 15th or the last day of the month.
  - Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.

--------------------------------------------------------------------------------




 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------


(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We'll deduct any CDSC from the amount you're selling and send you the balance.

        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after BACAP Distributors, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order.

        - You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

        - Nations Marsico International Opportunities Fund may assess a 2.00% redemption fee on the proceeds of Fund shares that are purchased after August 1, 2002 and are redeemed (either by selling shares or exchanging into another Fund) within 90 days of their purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

        - under certain other circumstances allowed under the 1940 Act

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $10,000 to set up the plan.

  - If you set up the plan after you've opened your account, your signature must be guaranteed.

  - You can choose to have us transfer your money on or about the 10th or the 25th of the month.

  - You won't pay a CDSC on Investor A, Investor B or Investor C Shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.
--------------------------------------------------------------------------------


(EXCHANGING SHARES EXCHANGING SHARES
  GRAPHIC)

      You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - You must exchange at least $1,000, or $25 if you use our Automatic Exchange Feature.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - The interests of a Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." The exchange privilege is not intended as a vehicle for market timing. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. When BACAP believes frequent trading would have a disruptive effect on a Fund's ability to manage its investments, a Fund may reject purchase orders and exchanges by any person, group or account that is believed to be a market timer.

        - In order to limit excessive exchange activity and otherwise promote the best interests of the Fund, Nations Marsico International

          Opportunities Fund may assess a 2.00% redemption fee on the proceeds of Fund shares that are purchased after August 1, 2002 and are redeemed (either by selling shares or exchanging into another Fund) within 90 days of their purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

      EXCHANGING INVESTOR A SHARES

      You can exchange Investor A Shares of a Fund for Investor A Shares of any other Nations Fund, except Index Funds (including Nations LargeCap Enhanced Core Fund).

      Here are some rules for exchanging Investor A Shares:

        - You won't pay a front-end sales charge on the shares of the Fund you're exchanging.

        - You won't pay a CDSC, if applicable, on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

      EXCHANGING INVESTOR B SHARES

      You can exchange Investor B Shares of a Fund for Investor B Shares of any other Nations Fund.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

      If you received Investor C Shares of a Nations Money Market Fund through an exchange of Investor B Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Investor C Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

      EXCHANGING INVESTOR C SHARES

      You can exchange Investor C Shares of a Fund for Investor C Shares of any other Nations Fund.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $25 or more of Investor A, Investor B or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to PFPC in writing or call 1.800.321.7854.

  - If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

  - You must already have an investment in the Funds you want to exchange.

  - You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

  - The rules for making exchanges apply to automatic exchanges.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS

Your selling agent may receive an up-front commission (reallowance) when you buy shares of a Fund. The amount of this commission depends on which share class you choose:

  - up to 5.00% of the offering price per share of Investor A Shares. The commission is paid from the sales charge we deduct when you buy your shares

  - up to 4.00% of the net asset value per share of Investor B Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  - up to 1.00% of the net asset value per share of Investor C Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

If you buy Investor B or Investor C Shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

BACAP Distributors and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The amount of the fee depends on the class of shares you own:

                                MAXIMUM ANNUAL DISTRIBUTION (12B-1)
                                   AND SHAREHOLDER SERVICING FEES
                            (AS AN ANNUAL % OF AVERAGE DAILY NET ASSETS)
 INVESTOR A SHARES  0.25% COMBINED DISTRIBUTION (12B-1) AND SHAREHOLDER
                    SERVICING FEE



 INVESTOR B SHARES  0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                    FEE



 INVESTOR C SHARES  0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                    FEE

Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Funds pay these fees to BACAP Distributors and/or to eligible selling and servicing agents and financial institutions, including BACAP or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:

  - a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  - additional amounts on all sales of shares:

     - up to 1.00% of the offering price per share of Investor A Shares

     - up to 1.00% of the net asset value per share of Investor B Shares

     - up to 1.00% of the net asset value per share of Investor C Shares

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

This compensation, which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, BACAP Distributors sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BACAP Distributors and BACAP, and certain other selling or servicing agents. Selected selling and servicing agents also may receive compensation for opening a minimum number of accounts.

BACAP and BACAP Distributors may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

Distributions and taxes

(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

All of the Funds distribute any net realized capital gain at least once a year. The Funds normally declare and pay distributions of net investment income annually. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.321.7854.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the gain. This distribution is also subject to tax. The Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and net short-term capital gain generally are taxable to you as ordinary income. Distributions that come from net long-term capital gain generally are taxable to you as long-term capital gain.

Under recent changes to the tax code, an individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges on or after May 6, 2003. Also, if you're an individual Fund shareholder, your distributions attributable to dividends received by the Fund from U.S. and certain foreign corporations after December 31, 2002 generally will be treated as net long-term capital gain, as long as certain holding period requirements are met by you for your Fund shares and the Fund for its stock producing such dividends. A portion of such distributions to corporate shareholders may qualify for the dividends-received deduction.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

FOREIGN TAXES

Mutual funds that maintain most of their portfolio in foreign securities -- like Nations Marsico International Opportunities Fund -- have special tax considerations. If more than half of the Fund's assets consist of foreign securities for a taxable year and the Fund makes a special election for the taxable year, you'll generally be required to:

  - include in your gross income your proportional amount of foreign income taxes paid by the fund

  - treat this amount as foreign income taxes you paid directly

  - either deduct this amount when calculating your income, or subject to certain conditions and limitations, claim this amount as a foreign tax credit against your federal income tax liability

In general, if you are an individual, each year you can claim up to $300 ($600 if you're filing jointly) of foreign income taxes paid (or deemed paid) by you as a foreign tax credit against your federal income tax liability.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you're otherwise subject to backup withholding The IRS may also impose penalties against you if you don't give us a correct TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS MARSICO GROWTH FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR A SHARES                            03/31/03#            03/31/02#            03/31/01             03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $14.72               $14.87               $21.62               $14.95
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.08)               (0.09)               (0.05)               (0.11)
  Net realized and unrealized gain/(loss)
    on investments                              (2.78)               (0.06)               (6.54)                6.82
  Net increase/(decrease) in net asset
    value from operations                       (2.86)               (0.15)               (6.59)                6.71
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                         --                   --                 (0.16)               (0.04)
  Net asset value, end of the year              $11.86               $14.72               $14.87               $21.62
  TOTAL RETURN++                               (19.43)%              (1.01)%             (30.63)%              45.01%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $279,840             $217,963             $164,031             $175,859
  Ratio of operating expenses to average
    net assets                                   1.42%                1.39%                1.35%              1.48%(a)
  Ratio of net investment income/(loss)
    to average net assets                       (0.62)%              (0.64)%              (0.28)%              (0.62)%
  Portfolio turnover rate                         --                   --                   --                 55%(b)
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.42%                1.39%                1.35%              1.48%(a)

                                               YEAR ENDED
  INVESTOR A SHARES                             03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $12.02
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.03)
  Net realized and unrealized gain/(loss)
    on investments                                2.97
  Net increase/(decrease) in net asset
    value from operations                         2.94
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                        (0.01)
  Net asset value, end of the year               $14.95
  TOTAL RETURN++                                 24.38%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $43,392
  Ratio of operating expenses to average
    net assets                                  1.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                        (0.20)%
  Portfolio turnover rate                         150%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.50%(a)

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations Marsico Growth Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) Amount represents results prior to conversion to a master-feeder structure.

NATIONS MARSICO GROWTH FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR B SHARES                            03/31/03#            03/31/02#            03/31/01             03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $14.29               $14.55               $21.31               $14.85
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.17)               (0.20)               (0.18)               (0.24)
  Net realized and unrealized gain/(loss)
    on investments                              (2.69)               (0.06)               (6.42)                6.74
  Net increase/(decrease) in net asset
    value from operations                       (2.86)               (0.26)               (6.60)                6.50
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                         --                   --                 (0.16)               (0.04)
  Net asset value, end of year                  $11.43               $14.29               $14.55               $21.31
  TOTAL RETURN++                               (20.01)%              (1.79)%             (31.13)%              43.90%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $137,432             $209,503             $239,621             $305,607
  Ratio of operating expenses to average
    net assets                                   2.17%                2.14%                2.10%              2.23%(a)
  Ratio of net investment income/(loss)
    to average net assets                       (1.37)%              (1.39)%              (1.03)%              (1.37)%
  Portfolio turnover rate                         --                   --                   --                 55%(b)
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       2.17%                2.14%                2.10%              2.23%(a)

                                               YEAR ENDED
  INVESTOR B SHARES                             03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $12.02
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.12)
  Net realized and unrealized gain/(loss)
    on investments                                2.96
  Net increase/(decrease) in net asset
    value from operations                         2.84
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                        (0.01)
  Net asset value, end of year                   $14.85
  TOTAL RETURN++                                 23.55%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $99,257
  Ratio of operating expenses to average
    net assets                                  2.25%(a)
  Ratio of net investment income/(loss)
    to average net assets                        (0.95)%
  Portfolio turnover rate                         150%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      2.25%(a)

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations Marsico Growth Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) Amount represents results prior to conversion to a master-feeder structure.

NATIONS MARSICO GROWTH FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR C SHARES                            03/31/03#            03/31/02#            03/31/01             03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $14.31               $14.57               $21.34               $14.86
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.17)               (0.20)               (0.17)               (0.25)
  Net realized and unrealized gain/(loss)
    on investments                              (2.70)               (0.06)               (6.44)                6.77
  Net increase/(decrease) in net asset
    value from operations                       (2.87)               (0.26)               (6.61)                6.52
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                         --                   --                 (0.16)               (0.04)
  Net asset value, end of year                  $11.44               $14.31               $14.57               $21.34
  TOTAL RETURN++                               (20.06)%              (1.78)%             (31.10)%              43.93%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $55,913              $31,886              $32,365              $34,785
  Ratio of operating expenses to average
    net assets                                   2.17%                2.14%                2.10%              2.23%(a)
  Ratio of net investment income/(loss)
    to average net assets                       (1.37)%              (1.39)%              (1.03)%              (1.37)%
  Portfolio turnover rate                         --                   --                   --                 55%(b)
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       2.17%                2.14%                2.10%              2.23%(a)

                                               YEAR ENDED
  INVESTOR C SHARES                             03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $12.02
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.12)
  Net realized and unrealized gain/(loss)
    on investments                                2.97
  Net increase/(decrease) in net asset
    value from operations                         2.85
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                        (0.01)
  Net asset value, end of year                   $14.86
  TOTAL RETURN++                                 23.63%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $3,233
  Ratio of operating expenses to average
    net assets                                  2.25%(a)
  Ratio of net investment income/(loss)
    to average net assets                        (0.95)%
  Portfolio turnover rate                         150%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      2.25%(a)

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations Marsico Growth Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) Amount represents results prior to conversion to a master-feeder structure.

NATIONS MARSICO FOCUSED EQUITIES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
FUND*

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR A SHARES                            03/31/03#            03/31/02#            03/31/01             03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $15.77               $15.31               $22.56               $16.73
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.08)               (0.09)               (0.06)               (0.03)
  Net realized and unrealized gain/(loss)
    on investments                              (2.99)                0.55                (7.11)                6.09
  Net increase/(decrease) in net asset
    value from operations                       (3.07)                0.46                (7.17)                6.06
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                         --                   --                 (0.08)               (0.23)
  Net asset value, end of year                  $12.70               $15.77               $15.31               $22.56
  TOTAL RETURN++                               (19.47)%               3.00%              (31.80)%              36.62%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $537,958             $507,590             $491,437             $690,166
  Ratio of operating expenses to average
    net assets                                   1.37%                1.36%                1.34%              1.41%(a)
  Ratio of net investment income/(loss)
    to average net assets                       (0.60)%              (0.58)%              (0.30)%              (0.60)%
  Portfolio turnover rate                         --                   --                   --                 53%(b)
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.37%                1.36%                1.34%              1.41%(a)

                                               YEAR ENDED
  INVESTOR A SHARES                             03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $12.14
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.04)
  Net realized and unrealized gain/(loss)
    on investments                                4.64
  Net increase/(decrease) in net asset
    value from operations                         4.60
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                        (0.01)
  Net asset value, end of year                   $16.73
  TOTAL RETURN++                                 37.94%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $238,137
  Ratio of operating expenses to average
    net assets                                  1.31%(a)
  Ratio of net investment income/(loss)
    to average net assets                        (0.20)%
  Portfolio turnover rate                         177%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.31%(a)

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations Marsico Focused Equities Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) Amount represents results prior to conversion to a master-feeder structure.

NATIONS MARSICO FOCUSED EQUITIES FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR B SHARES                            03/31/03#            03/31/02#            03/31/01             03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $15.33               $15.00               $22.26               $16.62
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.18)               (0.20)               (0.20)               (0.09)
  Net realized and unrealized gain/(loss)
    on investments                              (2.90)                0.53                (6.98)                5.96
  Net increase/(decrease) in net asset
    value from operations                       (3.08)                0.33                (7.18)                5.87
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                         --                   --                 (0.08)               (0.23)
  Net asset value, end of year                  $12.25               $15.33               $15.00               $22.26
  TOTAL RETURN++                               (20.09)%               2.20%              (32.32)%              35.71%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $462,082             $679,688             $741,285            $1,003,840
  Ratio of operating expenses to average
    net assets                                   2.12%                2.11%                2.09%              2.16%(a)
  Ratio of net investment income/(loss)
    to average net assets                       (1.35)%              (1.33)%              (1.05)%              (1.35)%
  Portfolio turnover rate                         --                   --                   --                 53%(b)
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       2.12%                2.11%                2.09%              2.16%(a)

                                               YEAR ENDED
  INVESTOR B SHARES                             03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $12.13
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.12)
  Net realized and unrealized gain/(loss)
    on investments                                4.62
  Net increase/(decrease) in net asset
    value from operations                         4.50
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                        (0.01)
  Net asset value, end of year                   $16.62
  TOTAL RETURN++                                 37.15%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $306,365
  Ratio of operating expenses to average
    net assets                                  2.06%(a)
  Ratio of net investment income/(loss)
    to average net assets                        (0.95)%
  Portfolio turnover rate                         177%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      2.06%(a)

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations Marsico Focused Equities Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) Amount represents results prior to conversion to a master-feeder structure.

NATIONS MARSICO FOCUSED EQUITIES FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR C SHARES                            03/31/03#            03/31/02#            03/31/01             03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $15.38               $15.05               $22.33               $16.67
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.18)               (0.20)               (0.20)               (0.08)
  Net realized and unrealized gain/(loss)
    on investments                              (2.91)                0.53                (7.00)                5.97
  Net increase/(decrease) in net asset
    value from operations                       (3.09)                0.33                (7.20)                5.89
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                         --                   --                 (0.08)               (0.23)
  Net asset value, end of year                  $12.29               $15.38               $15.05               $22.33
  TOTAL RETURN++                               (20.09)%               2.19%              (32.31)%              35.72%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $175,032             $188,842             $203,642             $247,509
  Ratio of operating expenses to average
    net assets                                   2.12%                2.11%                2.09%              2.16%(a)
  Ratio of net investment income/(loss)
    to average net assets                       (1.35)%              (1.33)%              (1.05)%              (1.35)%
  Portfolio turnover rate                         --                   --                   --                 53%(b)
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       2.12%                2.11%                2.09%              2.16%(a)

                                               YEAR ENDED
  INVESTOR C SHARES                             03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $12.13
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.14)
  Net realized and unrealized gain/(loss)
    on investments                                4.69
  Net increase/(decrease) in net asset
    value from operations                         4.55
  LESS DISTRIBUTIONS:
  Distributions from net realized capital
    gains                                        (0.01)
  Net asset value, end of year                   $16.67
  TOTAL RETURN++                                 37.56%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $13,682
  Ratio of operating expenses to average
    net assets                                  2.06%(a)
  Ratio of net investment income/(loss)
    to average net assets                        (0.95)%
  Portfolio turnover rate                         177%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      2.06%(a)

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations Marsico Focused Equities Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) Amount represents results prior to conversion to a master-feeder structure.

NATIONS MARSICO 21ST CENTURY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED                       YEAR ENDED
  INVESTOR A SHARES                                  03/31/03#                        03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                 $7.06                            $6.97
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                        (0.07)                           (0.07)
  Net realized and unrealized gain/(loss)
    on investments                                    (0.80)                            0.16
  Net increase/(decrease) in net asset
    value from operations                             (0.87)                            0.09
  Net asset value, end of period                       $6.19                            $7.06
  TOTAL RETURN++                                     (12.32)%                           1.29%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                $10,853                          $14,741
  Ratio of operating expenses to average
    net assets                                      1.70%(a)(b)                       1.62%(a)
  Ratio of net investment income/(loss)
    to average net assets                             (1.06)%                          (0.97)%
  Portfolio turnover rate                              308%                             419%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                           1.71%(a)                         1.62%(a)

                                                    PERIOD ENDED
  INVESTOR A SHARES                                   03/31/01*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                 $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                         (0.06)
  Net realized and unrealized gain/(loss)
    on investments                                     (2.97)
  Net increase/(decrease) in net asset
    value from operations                              (3.03)
  Net asset value, end of period                        $6.97
  TOTAL RETURN++                                      (30.30)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                 $19,644
  Ratio of operating expenses to average
    net assets                                         1.60%+
  Ratio of net investment income/(loss)
    to average net assets                             (0.66)%+
  Portfolio turnover rate                               426%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                             1.60%+

* Marsico 21st Century Fund Investor A Shares commenced operations on April 10, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MARSICO 21ST CENTURY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED                       YEAR ENDED
  INVESTOR B SHARES                                  03/31/03#                        03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                 $6.96                            $6.92
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                        (0.12)                           (0.12)
  Net realized and unrealized gain/(loss)
    on investments                                    (0.79)                            0.16
  Net increase/(decrease) in net asset
    value from operations                             (0.91)                            0.04
  Net asset value, end of period                       $6.05                            $6.96
  TOTAL RETURN++                                     (13.07)%                           0.58%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                $29,562                          $43,187
  Ratio of operating expenses to average
    net assets                                      2.45%(a)(b)                       2.37%(a)
  Ratio of net investment income/(loss)
    to average net assets                             (1.81)%                          (1.72)%
  Portfolio turnover rate                              308%                             419%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                           2.46%(a)                         2.37%(a)

                                                    PERIOD ENDED
  INVESTOR B SHARES                                   03/31/01*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                 $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                         (0.11)
  Net realized and unrealized gain/(loss)
    on investments                                     (2.97)
  Net increase/(decrease) in net asset
    value from operations                              (3.08)
  Net asset value, end of period                        $6.92
  TOTAL RETURN++                                      (30.80)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                 $50,404
  Ratio of operating expenses to average
    net assets                                         2.35%+
  Ratio of net investment income/(loss)
    to average net assets                             (1.41)%+
  Portfolio turnover rate                               426%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                             2.35%+

* Marsico 21st Century Fund Investor B Shares commenced operations on April 10, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MARSICO 21ST CENTURY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED                       YEAR ENDED
  INVESTOR C SHARES                                  03/31/03#                        03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                 $6.96                            $6.92
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                        (0.12)                           (0.12)
  Net realized and unrealized gain/(loss)
    on investments                                    (0.79)                            0.16
  Net increase/(decrease) in net asset
    value from operations                             (0.91)                            0.04
  Net asset value, end of period                       $6.05                            $6.96
  TOTAL RETURN++                                     (13.07)%                           0.58%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                $3,517                           $4,660
  Ratio of operating expenses to average
    net assets                                      2.45%(a)(b)                       2.37%(a)
  Ratio of net investment income/(loss)
    to average net assets                             (1.81)%                          (1.72)%
  Portfolio turnover rate                              308%                             419%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                           2.46%(a)                         2.37%(a)

                                                    PERIOD ENDED
  INVESTOR C SHARES                                   03/31/01*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                 $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                         (0.11)
  Net realized and unrealized gain/(loss)
    on investments                                     (2.97)
  Net increase/(decrease) in net asset
    value from operations                              (3.08)
  Net asset value, end of period                        $6.92
  TOTAL RETURN++                                      (30.80)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                 $6,557
  Ratio of operating expenses to average
    net assets                                         2.35%+
  Ratio of net investment income/(loss)
    to average net assets                             (1.41)%+
  Portfolio turnover rate                               426%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                             2.35%+

* Marsico 21st Century Fund Investor C Shares commenced operations on April 10, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MARSICO INTERNATIONAL

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
OPPORTUNITIES FUND

                                                    YEAR ENDED                       YEAR ENDED
  INVESTOR A SHARES                                  03/31/03#                        03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                 $8.32                            $8.01
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                         0.01                            (0.01)
  Net realized and unrealized gain/(loss)
    on investments                                    (1.40)                            0.32
  Net increase/(decrease) in net asset
    value from operations                             (1.39)                            0.31
  Net asset value, end of period                       $6.93                            $8.32
  TOTAL RETURN++                                     (16.71)%                           3.87%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                $2,272                           $1,526
  Ratio of operating expenses to average
    net assets                                       1.73%(a)                        1.67%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                              0.33%                           (0.33)%
  Portfolio turnover rate                              193%                             307%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                           2.05%(a)                         4.27%(a)

                                                    PERIOD ENDED
  INVESTOR A SHARES                                  03/31/01#*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                 $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                         (0.01)
  Net realized and unrealized gain/(loss)
    on investments                                     (1.98)
  Net increase/(decrease) in net asset
    value from operations                              (1.99)
  Net asset value, end of period                        $8.01
  TOTAL RETURN++                                      (19.90)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                 $2,797
  Ratio of operating expenses to average
    net assets                                         1.72%+
  Ratio of net investment income/(loss)
    to average net assets                             (0.13)%+
  Portfolio turnover rate                               442%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                             6.53%+

* Marsico International Opportunities Fund Investor A Shares commenced operations on August 1, 2000.
+ Annualized.
++Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED                       YEAR ENDED
  INVESTOR B SHARES                                  03/31/03#                        03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                 $8.22                            $7.97
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                        (0.04)                           (0.07)
  Net realized and unrealized gain/(loss)
    on investments                                    (1.39)                            0.32
  Net increase/(decrease) in net asset
    value from operations                             (1.43)                            0.25
  Net asset value, end of period                       $6.79                            $8.22
  TOTAL RETURN++                                     (17.40)%                           3.14%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                $2,782                           $1,951
  Ratio of operating expenses to average
    net assets                                       2.48%(a)                        2.42%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                             (0.42)%                          (1.08)%
  Portfolio turnover rate                              193%                             307%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                           2.80%(a)                         5.02%(a)

                                                    PERIOD ENDED
  INVESTOR B SHARES                                  03/31/01#*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                 $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                         (0.08)
  Net realized and unrealized gain/(loss)
    on investments                                     (1.95)
  Net increase/(decrease) in net asset
    value from operations                              (2.03)
  Net asset value, end of period                        $7.97
  TOTAL RETURN++                                      (20.30)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                 $2,031
  Ratio of operating expenses to average
    net assets                                         2.47%+
  Ratio of net investment income/(loss)
    to average net assets                             (0.88)%+
  Portfolio turnover rate                               442%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                             7.28%+

* Marsico International Opportunities Fund Investor B Shares commenced operations on August 1, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED                       YEAR ENDED
  INVESTOR C SHARES                                  03/31/03#                        03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                 $8.22                            $7.97
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                        (0.05)                           (0.07)
  Net realized and unrealized gain/(loss)
    on investments                                    (1.37)                            0.32
  Net increase/(decrease) in net asset
    value from operations                             (1.42)                            0.25
  Net asset value, end of period                       $6.80                            $8.22
  TOTAL RETURN++                                     (17.27)%                           3.14%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                 $869                             $869
  Ratio of operating expenses to average
    net assets                                       2.48%(a)                        2.42%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                             (0.42)%                          (1.08)%
  Portfolio turnover rate                              193%                             307%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                           2.80%(a)                         5.02%(a)

                                                    PERIOD ENDED
  INVESTOR C SHARES                                  03/31/01#*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                 $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                         (0.09)
  Net realized and unrealized gain/(loss)
    on investments                                     (1.94)
  Net increase/(decrease) in net asset
    value from operations                              (2.03)
  Net asset value, end of period                        $7.97
  TOTAL RETURN++                                      (20.30)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                  $974
  Ratio of operating expenses to average
    net assets                                         2.47%+
  Ratio of net investment income/(loss)
    to average net assets                             (0.88)%+
  Portfolio turnover rate                               442%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                             7.28%+

* Marsico International Opportunities Fund Investor C Shares commenced operations on August 1, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB CONVERTIBLE SECURITIES INDEX -- a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity-and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

LEHMAN AGGREGATE BOND INDEX -- an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN GOVERNMENT/CORPORATE BOND INDEX -- an unmanaged index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES INDEX -- a widely used measure of convertible securities performance, this unmanaged index measures the performance of all U.S. dollar denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance. The index is reweighted daily to reflect all market value increases and decreases, as well as new issues and redemptions. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MSCI EAFE INDEX -- Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investment. It is not available for investment.

MSCI WORLD INDEX -- Morgan Stanley Capital International World Index is an unmanaged index consisting of securities listed on exchanges in the major European and Asian countries, Australia and the U.S. and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is not available for investment.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

RUSSELL 1000 INDEX -- an unmanaged index comprised of the 1,000 largest stocks in the Russell 3000 Index. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index.

The Russell 3000 Index is a listing of 3,000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a "large cap" index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000 GROWTH INDEX -- an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000 VALUE INDEX -- an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000 INDEX -- an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000 GROWTH INDEX -- an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance, with a greater than average growth orientation. Companies in the Russell 2000 Growth Index tend to exhibit higher price-to-book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000 VALUE INDEX -- an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000 GROWTH INDEX -- an unmanaged index comprised of securities in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation. Companies in the Russell 3000 Growth Index tend to exhibit higher price to book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP GROWTH INDEX -- an unmanaged index which measures the performance of those Russell MidCap companies with higher price-to-book ratios and forecasted growth values. The companies are included in the Russell 1000 Growth Index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) INDEX -- an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.0 billion: the median market capitalization was approximately $2.9 billion. The largest company in the index had an approximate market capitalization of $12 billion. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) VALUE INDEX -- an unmanaged index which measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500(1) -- Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P/IFC INVESTABLES INDEX -- an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. The index is weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P MIDCAP 400(1) -- an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P SMALLCAP 600(1) -- Standard & Poor's SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. TREASURY OBLIGATION -- a debt security issued by the U.S. Treasury.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)S&P has not reviewed any stock included in the S&P 500, S&P SmallCap 600 or S&P MidCap 400 Index for its investment merit. S&P determines and calculates its indices independently of the Funds and is not a sponsor or affiliate of the Funds. S&P gives no information and makes no statements about the suitability of investing in the Funds or the ability of its indices to track stock market performance. S&P makes no guarantees about the indices, any data included in them and the suitability of the indices or its data for any purpose. "Standard and Poor's," "S&P 500" and "S&P 600" are trademarks of The McGraw-Hill Companies, Inc.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Where to find more information
(QUESTION MARK GRAPHIC)
You'll find more information about Nations Marsico Funds in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS

      The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Funds and their policies. The
                   SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations
      Funds:

      By telephone: 1.800.321.7854

      By mail:
      NATIONS FUNDS
      C/O BACAP DISTRIBUTORS, LLC
      ONE BANK OF AMERICA PLAZA
      33RD FLOOR
      CHARLOTTE, NC 28255

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:
Nations Funds Trust, 811-09645
NMCMBOPROIX-0803


                                                            (NATIONS FUNDS LOGO)

                Nations Convertible
                Securities Fund
                ----------------------------------------------------------------
                Prospectus -- Investor A, B and C Shares
                August 1, 2003

(NATIONS FUNDS LOGO)



THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 38.

YOUR INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUND.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about one Nations Funds Stock Fund -- Nations Convertible Securities Fund. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUND

Nations Convertible Securities Fund invests primarily in convertible securities of U.S. companies.

Because of their hybrid nature (characteristics of both equity securities and fixed income securities) convertible securities provide investors with equity market participation as well as downside protection.

IS THIS FUND RIGHT FOR YOU?

Not every fund is right for every investor. When you're choosing a fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

Nations Convertible Securities Fund focuses on long-term growth. It may be suitable for you if:

  - you have longer-term investment goals

  - it's part of a balanced portfolio

  - you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

It may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with equity securities

  - you have short-term investment goals

You'll find a discussion of the Fund's principal investments, strategies and risks in the Fund description that starts on page 4.

FOR MORE INFORMATION

If you have any questions about the Fund, please call us at 1.800.321.7854 or contact your investment professional.

You'll find more information about the Fund in the Statement of Additional Information (SAI). The SAI includes more detailed information about the Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Fund
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) IS THE INVESTMENT ADVISER TO THE FUND. BACAP IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF THE FUND.




 YOU'LL FIND MORE ABOUT BACAP STARTING ON PAGE 12.

--------------------------------------------------------------------------------


NATIONS CONVERTIBLE SECURITIES FUND                              4
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     10
------------------------------------------------------------------
HOW THE FUND IS MANAGED                                         12

About your investment
(DOLLAR GRAPHIC)

INFORMATION FOR INVESTORS
  Choosing a share class                                        14
     About Investor A Shares                                    15
        Front-end sales charge                                  15
        Contingent deferred sales charge                        15
     About Investor B Shares                                    16
        Contingent deferred sales charge                        16
     About Investor C Shares                                    17
        Contingent deferred sales charge                        17
     When you might not have to pay a sales charge              18
  Buying, selling and exchanging shares                         22
     How orders are processed                                   24
  How selling and servicing agents are paid                     30
  Distributions and taxes                                       32
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            34
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   38
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S INCOME STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 12.

WHAT ARE CONVERTIBLE SECURITIES?

CONVERTIBLE SECURITIES, WHICH INCLUDE CONVERTIBLE BONDS AND CONVERTIBLE PREFERRED STOCKS, CAN BE EXCHANGED FOR COMMON STOCK AT A SPECIFIED RATE. THE COMMON STOCK IT CONVERTS TO IS CALLED THE "UNDERLYING" COMMON STOCK.

CONVERTIBLE SECURITIES TYPICALLY:

  - HAVE HIGHER INCOME POTENTIAL THAN THE UNDERLYING COMMON STOCK

  - ARE AFFECTED LESS BY CHANGES IN THE STOCK MARKET THAN THE UNDERLYING COMMON STOCK

  - HAVE THE POTENTIAL TO INCREASE IN VALUE IF THE VALUE OF THE UNDERLYING COMMON STOCK INCREASES

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to provide investors with a total investment return, comprised of current income and capital appreciation, consistent with prudent investment risk.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in convertible securities. Most convertible securities are issued by U.S. issuers.
                   The Fund may invest up to 15% of its assets in Eurodollar convertible securities.

Most convertible securities are not investment grade. The team generally chooses convertible securities that are rated at least "B" by a nationally recognized statistical rating organization (NRSRO). The team may choose unrated securities if it believes they are of comparable quality at the time of investment.

The Fund may invest directly in equity securities. The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team looks for opportunities to participate in the growth potential of the underlying common stocks, while earning income that is generally higher than the income these stocks earn.

When identifying individual investments, the team evaluates a number of factors, including:

  - the issuer's financial strength and revenue outlook

  - earnings trends, including changes in earnings estimates

  - the security's conversion feature and other characteristics

The team tries to limit conversion costs and generally sells securities when they take on the trading characteristics of the underlying common stock. The team also may convert securities to common shares when it believes it's appropriate to do so.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(GRAPH GRAPHIC)    RISKS AND OTHER THINGS TO CONSIDER
                   Nations Convertible Securities Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- The team chooses convertible securities that it believes have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Fund's ability to meet its objective.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - INTEREST RATE RISK -- Certain of the convertible securities in which the Fund invests are fixed income securities. The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Fixed income securities with the lowest investment grade rating or that aren't investment grade are more speculative in nature than securities with higher ratings, and they tend to be more sensitive to credit risk, particularly during a downturn in the economy.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BARCHART GRAPHIC) A LOOK AT THE FUND'S PERFORMANCE
                   The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               22.71%   -5.85%   24.11%   19.45%   21.96%    6.58%   26.76%   14.86%   -7.90%   -9.63%



               *Year-to-date return as of June 30, 2003: 10.28%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 1999:           17.39%
         WORST: 3RD QUARTER 2002:         -10.59%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Investor A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the Merrill Lynch All Convertibles All Qualities Index, a widely used unmanaged index that measures the performance of convertible securities. Prior to August 1, 2003, the Fund compared its performance to the CSFB Convertible Securities Index. The Fund changed the index to which it compares its performance because the Merrill Lynch All Convertibles All Qualities Index is considered a more appropriate comparison. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                       1 YEAR    5 YEARS   10 YEARS
         INVESTOR A SHARES RETURNS BEFORE TAXES        -14.82%    4.01%      9.78%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                               -15.83%    0.97%      6.44%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES        -9.08%    2.10%      6.66%



         INVESTOR B SHARES RETURNS BEFORE TAXES        -14.71%     --        --



         INVESTOR C SHARES RETURNS BEFORE TAXES        -11.22%    4.60%      --



         MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES
           INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                           -8.58%    3.63%      8.68%



         CSFB CONVERTIBLE SECURITIES INDEX (REFLECTS
           NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)   -6.20%    4.17%      8.60%




--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                           Investor A   Investor B   Investor C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          5.75%       none          none



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                   none(1)        5.00%(2)      1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees                              0.65%        0.65%         0.65%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%         1.00%



         Other expenses                               0.32%        0.32%         0.32%
                                                       -------      -------       ------



         Total annual Fund operating expenses         1.22%        1.97%         1.97%
                                                       =======      =======       ======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                       $692     $941     $1,208     $1,970



         INVESTOR B SHARES                       $700     $918     $1,262     $2,102



         INVESTOR C SHARES                       $300     $618     $1,062     $2,296

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $200     $618     $1,062     $2,102



         INVESTOR C SHARES                       $200     $618     $1,062     $2,296

Other important information

(LINE GRAPH GRAPHIC)

You'll find specific information about the Fund's principal investments, strategies and risks in the description starting on page 4. The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVE AND POLICIES -- The investment objective and certain investment policies of the Fund can be changed without shareholder approval. The Fund may change its 80% Policy without shareholder approval by giving the shareholder at least 60 days notice. Other investment policies of the Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        This Fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If the Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Fund may hold investments that aren't part of its principal investment strategies. Please refer to the SAI for more information. The management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN NATIONS MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Fund may invest its assets in Nations Money Market Funds. BACAP and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Fund for services provided directly. BACAP may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Fund.

      - INVESTING DEFENSIVELY -- The Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. The Fund may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- The Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to the Fund, including investment advisory, investment sub-advisory, distribution, administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Fund. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO TURNOVER -- A fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Fund generally buys securities for capital appreciation, investment income, or both, and doesn't engage in short-term trading. You'll find the portfolio turnover rate for the Fund in FINANCIAL HIGHLIGHTS.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.321.7854 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

How the Fund is managed
(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------


INVESTMENT ADVISER

BACAP is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Fund described in this prospectus.

BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $195 billion, BACAP acts as investment manager for individuals, corporations, private investment companies and financial institutions. BACAP uses a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP's Income Strategies Team makes the day-to-day investment decisions for the Fund.

The Fund pays BACAP an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly.

The following chart shows the maximum advisory fees BACAP can receive, along with the actual advisory fees BACAP and/or an affiliate received during the Fund's last fiscal year:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                           MAXIMUM     ACTUAL FEE
                                                           ADVISORY     PAID LAST
                                                             FEE       FISCAL YEAR
  NATIONS CONVERTIBLE SECURITIES FUND                       0.65%         0.65%

INVESTMENT SUB-ADVISER

Nations Funds and BACAP may engage one or more investment sub-advisers for the Fund to make day-to-day investment decisions for the Fund. BACAP retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Fund's needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BACAP may at times recommend to the Board that the Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. BACAP and the Fund have applied for relief from the SEC to permit the Fund to act on many of BACAP's recommendations with approval only by the Board and not by Fund shareholders. BACAP or the Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BACAP and the Fund obtain the relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

BACAP DISTRIBUTORS, LLC

ONE BANK OF AMERICA PLAZA CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------

The Fund is distributed by BACAP Distributors, LLC (BACAP Distributors), a registered broker/dealer. BACAP Distributors may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

BACAP Distributors is also administrator of the Fund, and is responsible for overseeing the administrative operations of the Fund. The Fund pays BACAP Distributors a fee of 0.23% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Fund, and is paid monthly.

--------------------------------------------------------------------------------

PFPC INC.

400 BELLEVUE PARKWAY WILMINGTON, DELAWARE 19809

--------------------------------------------------------------------------------


PFPC Inc. (PFPC) is the transfer agent for the Fund's shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Choosing a share class

(ABC SHARES GRAPHIC)

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.




 FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.321.7854.




 BEFORE YOU INVEST, PLEASE NOTE THAT, OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

--------------------------------------------------------------------------------


Before you can invest in the Fund, you'll need to choose a share class. There are three classes of shares of the Fund offered by this prospectus. Each class has its own sales charges and fees. The table below compares the charges and fees and other features of the share classes.

                               INVESTOR A          INVESTOR B          INVESTOR C
                                 SHARES              SHARES              SHARES
  MAXIMUM AMOUNT YOU CAN
  BUY                           NO LIMIT            $250,000            NO LIMIT



  MAXIMUM FRONT-END SALES
  CHARGE                         5.75%                NONE                NONE



  MAXIMUM DEFERRED SALES
  CHARGE                        NONE(1)             5.00%(2)            1.00%(3)



  MAXIMUM ANNUAL
  DISTRIBUTION             0.25% DISTRIBUTION  0.75% DISTRIBUTION  0.75% DISTRIBUTION
  AND SHAREHOLDER           (12B-1)/SERVICE     (12B-1) FEE AND     (12B-1) FEE AND
  SERVICING FEES                  FEE          0.25% SERVICE FEE   0.25% SERVICE FEE



  CONVERSION FEATURE              NONE                YES                 NONE

(1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A
   SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(2)This charge decreases over time. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

Investor A Shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Fund, unless you qualify for a waiver or reduction of the sales charge. However, Investor A Shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Investor B and Investor C Shares. This means that Investor A Shares can be expected to pay relatively higher distributions per share.

Investor B Shares have limits on how much you can invest. When you buy Investor B or Investor C Shares, the full amount is invested in the Fund. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Investor C Shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Investor A Shares. Although the full amount of your purchase is invested in the Fund, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Investor B and Investor C Shares. You should also consider the conversion feature for Investor B Shares, which is described in ABOUT INVESTOR B SHARES.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY THE FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(A SHARES GRAPHIC) ABOUT INVESTOR A SHARES

      There is no limit to the amount you can invest in Investor A Shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares.

      FRONT-END SALES CHARGE

      You'll pay a front-end sales charge when you buy Investor A Shares, unless:

        - you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- FRONT END SALES CHARGES

        - you're reinvesting distributions

      The sales charge you'll pay depends on the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

                                                                                     AMOUNT RETAINED
                                               SALES CHARGE       SALES CHARGE      BY SELLING AGENTS
                                               AS A % OF THE      AS A % OF THE       AS A % OF THE
                                              OFFERING PRICE     NET ASSET VALUE     OFFERING PRICE
         AMOUNT YOU BOUGHT                       PER SHARE          PER SHARE           PER SHARE
         $0 - $49,999                              5.75%              6.10%               5.00%



         $50,000 - $99,999                         4.50%              4.71%               3.75%



         $100,000 - $249,999                       3.50%              3.63%               2.75%



         $250,000 - $499,999                       2.50%              2.56%               2.00%



         $500,000 - $999,999                       2.00%              2.04%               1.75%



         $1,000,000 OR MORE                        0.00%              0.00%               1.00%(1)

      (1)1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. BACAP Distributors pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      CONTINGENT DEFERRED SALES CHARGE

      If you own or buy $1,000,000 or more of Investor A Shares, there is one situation when you'll pay a CDSC:

        - If you sell your shares within 18 months of buying them, you'll pay a CDSC of 1.00%.

      The CDSC is calculated from the day your purchase is accepted (the trade date). We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower.

      You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.


(B SHARES GRAPHIC) ABOUT INVESTOR B SHARES

      You can buy up to $250,000 in aggregate of Investor B Shares. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them.

      CONTINGENT DEFERRED SALES CHARGE

      You'll pay a CDSC when you sell your Investor B Shares, unless:

        - you bought the shares before August 1, 1997

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

      The CDSC you pay depends on when you bought your shares, how much you bought in some cases, and how long you held them.

         IF YOU SELL YOUR SHARES
         DURING THE FOLLOWING YEAR:                        YOU'LL PAY A CDSC OF:
         ----------------------------------------------------------------------------------------
                                             SHARES
                                           YOU BOUGHT           SHARES YOU BOUGHT BETWEEN
                                             AFTER               8/1/1997 AND 11/15/1998
                                           11/15/1998           IN THE FOLLOWING AMOUNTS:
                                           ----------   -----------------------------------------
                                                           $0 -        $250,000 -     $500,000 -
                                                         $249,999       $499,999       $999,999
         THE FIRST YEAR YOU OWN THEM          5.0%          5.0%           3.0%           2.0%



         THE SECOND YEAR YOU OWN THEM         4.0%          4.0%           2.0%           1.0%



         THE THIRD YEAR YOU OWN THEM          3.0%          3.0%           1.0%         NONE



         THE FOURTH YEAR YOU OWN THEM         3.0%          3.0%         NONE           NONE



         THE FIFTH YEAR YOU OWN THEM          2.0%          2.0%         NONE           NONE



         THE SIXTH YEAR YOU OWN THEM          1.0%          1.0%         NONE           NONE



         AFTER SIX YEARS OF OWNING THEM       NONE          NONE         NONE           NONE

      The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

      Your selling agent receives compensation when you buy Investor B Shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      ABOUT THE CONVERSION FEATURE

      Investor B Shares generally convert automatically to Investor A Shares according to the following schedule:

                                                        WILL CONVERT TO INVESTOR A SHARES
         INVESTOR B SHARES YOU BOUGHT                      AFTER YOU'VE OWNED THEM FOR
         AFTER NOVEMBER 15, 1998                                   EIGHT YEARS



         BETWEEN AUGUST 1, 1997 AND NOVEMBER 15, 1998
           $0 - $249,000                                           NINE YEARS
           $250,000 - $499,999                                      SIX YEARS
           $500,000 - $999,999                                     FIVE YEARS



         BEFORE AUGUST 1, 1997                                     NINE YEARS

      Investor B Shares purchased during certain periods prior to August 1, 1997 may have had different or no conversion rights. Please refer to the conversion rights outlined in the original prospectus relating to those Investor B Shares.

      The conversion feature allows you to benefit from the lower operating costs of Investor A Shares, which can help increase total returns.

      Here's how the conversion works:

        - We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Investor A Shares have lower expenses.

        - Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares will convert to Investor A Shares at the same time.

        - You'll receive the same dollar value of Investor A Shares as the Investor B Shares that were converted. No sales charge or other charges apply.

        - Investor B Shares that you received from an exchange of Investor B Shares of another Nations Fund will convert based on the day you bought the original shares. Your conversion date may be later if you exchanged to or from a Nations Money Market Fund.

        - Conversions are free from federal income tax.


(C SHARES GRAPHIC) ABOUT INVESTOR C SHARES

      There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.

      CONTINGENT DEFERRED SALES CHARGE

      You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

      The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

      Your selling agent receives compensation when you buy Investor C Shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.

YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR NOTIFYING NATIONS FUNDS THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


      WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE

      You may be eligible for a reduced or waived front-end sales charge or CDSC. Information about these reductions and waivers is provided below and may also be discussed in the SAI. Please contact your investment professional or contact Nations Funds at 1.800.321.7854 to determine whether you qualify for a reduction or waiver of these charges.

      FRONT-END SALES CHARGES

      (Investor A Shares)

      There are three ways you can lower the front-end sales charge you pay on Investor A Shares:

        - COMBINE PURCHASES YOU'VE ALREADY MADE
          Rights of accumulation allow you to combine the value of Investor A, Investor B and Investor C Shares you already own with Investor A Shares you're buying in order to calculate the sales charge. The sales charge is based on the total value of the shares you already own plus the value of the shares you're buying. Index Funds (including Nations LargeCap Enhanced Core Fund) and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify for rights of accumulation.

        - COMBINE PURCHASES YOU PLAN TO MAKE
          By signing a letter of intent, you can combine the value of shares you already own with the value of shares you plan to buy over a 13-month period to calculate the sales charge.

          - You can choose to start the 13-month period up to 90 days before you sign the letter of intent.

          - Each purchase you make will receive the sales charge that applies to the total amount you plan to buy.

          - If you don't buy as much as you planned within the period, you must pay the difference between the charges you've paid and the charges that actually apply to the shares you've bought.

          - Your first purchase must be at least 5% of the minimum amount for the sales charge level that applies to the total amount you plan to buy.

          - If the purchase you've made later qualifies for a reduced sales charge through the 90-day backdating provisions, we'll make an adjustment for the lower charge when the letter of intent expires. Any adjustment will be used to buy additional shares at the reduced sales charge.

        - COMBINE PURCHASES WITH FAMILY MEMBERS
          You can receive a quantity discount by combining purchases of Investor A Shares that you, your spouse and children under age 21 make on the same day. Some distributions or payments from the dissolution of certain qualified plans also qualify for the quantity discount. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify.

      The following investors can buy Investor A Shares without paying a front-end sales charge:

        - full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

        - banks, trust companies and thrift institutions acting as fiduciaries

        - individuals receiving a distribution from a Bank of America trust or other fiduciary account may use the proceeds of that distribution to buy Investor A Shares without paying a front-end sales charge, as long as the proceeds are invested in the Fund within 90 days of the date of distribution

        - Nations Funds' Trustees, Directors and employees of its investment sub-advisers

        - registered broker/dealers that have entered into a Nations Funds dealer agreement with BACAP Distributors may buy Investor A Shares without paying a front-end sales charge for their investment account only

        - registered personnel and employees of these broker/dealers and their family members may buy Investor A Shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

        - employees or partners of any service provider to the Fund

        - investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

        - shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

      The following plans can buy Investor A Shares without paying a front-end sales charge:

        - pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code of 1986, as amended (the tax code)

        - employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under

          Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

          - have at least $500,000 invested in Investor A Shares of Nations Funds (except Money Market Funds), or

          - sign a letter of intent to buy at least $500,000 of Investor A Shares of Nations Funds (except Money Market Funds), or

          - be an employer-sponsored plan with at least 100 eligible participants, or

          - be a participant in an alliance program that has signed an agreement with the Fund or a selling agent

        - certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      You can also buy Investor A Shares without paying a sales charge if you buy the shares within 120 days of selling Investor A Shares of the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the Investor A Shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, BACAP Distributors or their agents must receive your written request within 120 days after you sell your shares.

      CONTINGENT DEFERRED SALES CHARGES
      (Investor A, Investor B and Investor C Shares)


      You won't pay a CDSC on the following transactions:

        - shares sold by intermediaries that are part of the Nations Funds selling group where the intermediary has entered into an agreement with Nations Funds not to receive (or to return if received) all or any applicable portion of an up-front commission

        - shares sold following the death or disability (as defined in the tax code) of a shareholder, including a registered joint owner

        - shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

        - shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the tax code

        - shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

          - have at least $500,000 invested in Investor A, Investor B or Investor C Shares of Nations Funds, or

          - sign a letter of intent to buy at least $500,000 of Investor A, Investor B or Investor C Shares of Nations Funds, or

          - be an employer-sponsored plan with at least 100 eligible participants, or

          - be a participant in an alliance program that has signed an agreement with Nations Funds or its principal underwriter

        - the following retirement plan distributions:

          - lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

          - distributions from an individual retirement account (IRA) or Custodial Account under Section 403(b)(7) of the tax code, following attainment of age 59 1/2

          - a tax-free return of an excess contribution to an IRA

          - distributions from a qualified retirement plan that aren't subject to the 10% additional federal withdrawal tax under Section 72(t)(2) of the tax code

        - payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

        - shares sold under our right to liquidate a shareholder's account, including instances where the aggregate net asset value of Investor A, Investor B or Investor C Shares held in the account is less than the minimum account size

        - if you exchange Investor B or Investor C Shares of a Nations Fund that were bought through a Bank of America employee benefit plan for Investor A Shares of a Nations Fund

        - withdrawals made under the Automatic Withdrawal Plan described in BUYING, SELLING AND EXCHANGING SHARES, if the total withdrawals of Investor A, Investor B or Investor C Shares made in a year are less than 12% of the total value of those shares in your account. A CDSC may only apply to Investor A Shares if you bought more than $1,000,000

      You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same class of the same Fund within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the Investor B or Investor C Shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, BACAP Distributors or their agents must receive your written request within 120 days after you sell your shares.

      You won't pay a CDSC on the sale of Investor C Shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the Banc of America Capital Management Charitable Giving Program.

Buying, selling and exchanging shares
(BUYING, SELLING AND EXCHANGING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Fund through your selling agent or directly from Nations Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

The Fund also offers other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have questions or you need help placing an order.

                      Ways to buy, sell
                         or exchange       How much you can buy, sell or exchange             Other things to know
                     -------------------   ---------------------------------------   ---------------------------------------
Buying shares        In a lump sum         minimum initial investment:               There is no limit to the amount you can
                                           - $1,000 for regular accounts             invest in Investor A and C Shares. You
                                           - $500 for traditional and Roth IRAs,     can invest up to $250,000 in Investor B
                                           and Coverdell Education Savings           Shares.
                                             Accounts
                                           - $250 for certain fee-based accounts
                                           - no minimum for certain retirement
                                           plan accounts like 401(k) plans and SEP
                                             accounts, but other restrictions
                                             apply
                                           minimum additional investment:
                                           - $100 for all accounts

                     Using our             minimum initial investment:               You can buy shares twice a month,
                     Systematic            - $100                                    monthly or quarterly, using automatic
                     Investment Plan       minimum additional investment:            transfers from your bank account.
                                           - $50

Selling shares       In a lump sum         - you can sell up to $50,000 of your      We'll deduct any CDSC from the amount
                                           shares by telephone, otherwise there      you're selling and send you or your
                                             are no limits to the amount you can     selling agent the balance, usually
                                             sell                                    within three business days of receiving
                                           - other restrictions may apply to         your order.
                                           withdrawals from retirement plan
                                             accounts                                If you paid for your shares with a
                                                                                     check that wasn't certified, we'll hold
                                                                                     the sale proceeds when you sell those
                                                                                     shares for at least 15 days after the
                                                                                     trade date of the purchase, or until
                                                                                     the check has cleared.

                     Using our Automatic   - minimum $25 per withdrawal              Your account balance must be at least
                     Withdrawal Plan                                                 $10,000 to set up the plan. You can
                                                                                     make withdrawals twice a month,
                                                                                     monthly, quarterly, bi-annually or
                                                                                     annually. We'll send your money by
                                                                                     check or deposit it directly to your
                                                                                     bank account. No CDSC is deducted if
                                                                                     you withdraw 12% or less of the value
                                                                                     of your shares in a class.

Exchanging shares    In a lump sum         - minimum $1,000 per exchange             You can exchange your Investor A Shares
                                                                                     for Investor A Shares of any other
                                                                                     Nations Fund, except Index Funds.
                                                                                     You can exchange your Investor B Shares
                                                                                     for Investor B Shares of any other
                                                                                     Nations Fund.
                                                                                     You can exchange your Investor C Shares
                                                                                     for Investor C Shares of any other
                                                                                     Nations Fund.
                                                                                     You won't pay a front-end sales charge,
                                                                                     CDSC or redemption fee on the shares
                                                                                     you're exchanging.

                     Using our Automatic   - minimum $25 per exchange                You must already have an investment in
                     Exchange                                                        the Funds into which you want to
                     Feature                                                         exchange. You can make exchanges
                                                                                     monthly or quarterly.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of the Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of the Fund at the end of each business day. First, we calculate the net asset value for each class of the Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN THE FUND

The value of the Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in the Fund. If prices aren't readily available, we'll base the price of a security on its fair value. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by the Fund could change on days when Fund shares may not be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY THE FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------


(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Investor A Shares at the offering price per share. You buy Investor B and Investor C Shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we'll refuse the order. We'll return any payment received for orders that we refuse.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

      MINIMUM INITIAL INVESTMENT

      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $500 for traditional and Roth IRAs, and Coverdell Education Savings Accounts

        - $250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

        - $100 using our Systematic Investment Plan

        - There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
          IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this

      MINIMUM ADDITIONAL INVESTMENT

      You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares twice a month, monthly or quarterly.

  - You can choose to have us transfer your money on or about the 15th or the last day of the month.

  - Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.

--------------------------------------------------------------------------------




 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------


(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We'll deduct any CDSC from the amount you're selling and send you the balance.

        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after BACAP Distributors, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order.

        - You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

        - under certain other circumstances allowed under the 1940 Act

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $10,000 to set up the plan.

  - If you set up the plan after you've opened your account, your signature must be guaranteed.

  - You can choose to have us transfer your money on or about the 10th or the 25th of the month.

  - You won't pay a CDSC on Investor A, Investor B or Investor C Shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------


(EXCHANGING SHARES EXCHANGING SHARES
  GRAPHIC)

      You can sell shares of the Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - You must exchange at least $1,000, or $25 if you use our Automatic Exchange Feature.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - The interests of the Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." The exchange privilege is not intended as a vehicle for market timing. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. When BACAP believes frequent trading would have a disruptive effect on the Fund's ability to manage its investments, the Fund may reject purchase orders and exchanges into the Fund by any person, group or account that is believed to be market timer.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

      EXCHANGING INVESTOR A SHARES

      You can exchange Investor A Shares of the Fund for Investor A Shares of any other Nations Fund, except Index Funds (including Nations LargeCap Enhanced Core Fund).

      Here are some rules for exchanging Investor A Shares:

        - You won't pay a front-end sales charge on the shares of the Fund you're exchanging.

        - You won't pay a CDSC, if applicable, on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

      EXCHANGING INVESTOR B SHARES

      You can exchange Investor B Shares of the Fund for Investor B Shares of any other Nations Fund.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

      If you received Investor C Shares of a Nations Money Market Fund through an exchange of Investor B Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Investor C Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

      EXCHANGING INVESTOR C SHARES

      You can exchange Investor C Shares of the Fund for Investor C Shares of any other Nations Fund.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $25 or more of Investor A, Investor B or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to PFPC in writing or call 1.800.321.7854.

  - If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

  - You must already have an investment in the Fund you want to exchange.

  - You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

  - The rules for making exchanges apply to automatic exchanges.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

Selling and servicing agents usually receive compensation based on your investment in the Fund. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS

Your selling agent may receive an up-front commission (reallowance) when you buy shares of the Fund. The amount of this commission depends on which share class you choose:

  - up to 5.00% of the offering price per share of Investor A Shares. The commission is paid from the sales charge we deduct when you buy your shares

  - up to 4.00% of the net asset value per share of Investor B Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  - up to 1.00% of the net asset value per share of Investor C Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

If you buy Investor B or Investor C Shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

BACAP Distributors and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The amount of the fee depends on the class of shares you own:

                                   MAXIMUM ANNUAL DISTRIBUTION (12B-1)
                                      AND SHAREHOLDER SERVICING FEES
                               (AS AN ANNUAL % OF AVERAGE DAILY NET ASSETS)
  INVESTOR A SHARES    0.25% COMBINED DISTRIBUTION (12B-1) AND SHAREHOLDER
                       SERVICING FEE



  INVESTOR B SHARES    0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                       FEE



  INVESTOR C SHARES    0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                       FEE

Fees are calculated daily and paid monthly. Because these fees are paid out of the Fund's assets on an ongoing basis they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Fund pays these fees to BACAP Distributors and/or to eligible selling and servicing agents and financial institutions, including BACAP or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:

  - a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Fund

  - additional amounts on all sales of shares:

    - up to 1.00% of the offering price per share of Investor A Shares

    - up to 1.00% of the net asset value per share of Investor B Shares

    - up to 1.00% of the net asset value per share of Investor C Shares

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

This compensation, which is not paid by the Fund, is discretionary and may be available only to selected selling and servicing agents. For example, BACAP Distributors sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BACAP Distributors and BACAP, and certain other selling or servicing agents. Selected selling and servicing agents also may receive compensation for opening a minimum number of accounts.

BACAP and BACAP Distributors may pay amounts from their own assets to selling or servicing agents of the Fund for services they provide.

Distributions and taxes
(DISTRIBUTIONS AND TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF THE FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------

ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and realized capital gain to its shareholders. The Fund intends to pay out a sufficient amount of its income and capital gain to its shareholders so the Fund won't have to pay any federal income tax. When the Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

The Fund distributes any net realized capital gain, at least once a year. The Fund normally declares and pays distributions of net investment income quarterly. The Fund may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.321.7854.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of the Fund when it holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the gain. This distribution is also subject to tax. The Fund has built up, or has the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUND. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of the Fund's ordinary income and net short-term capital gain generally are taxable to you as ordinary income. Distributions that come from net long-term capital gain generally are taxable to you as long-term capital gain.

Under recent changes to the tax code, an individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. The Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges on or after May 6, 2003. Also, if you're an individual Fund shareholder, your distributions attributable to dividends received by the Fund from U.S. and certain foreign corporations after December 31, 2002 generally will be treated as net long-term capital gain, as long as certain holding period requirements are met by you for your Fund shares and the Fund for its stock producing such dividends. A portion of such distributions to corporate shareholders may qualify for the dividends-received deduction.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Fund has performed for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS CONVERTIBLE SECURITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED        YEAR ENDED        YEAR ENDED       PERIOD ENDED
   INVESTOR A SHARES                          03/31/03#         03/31/02#          03/31/01         03/31/00#
   OPERATING PERFORMANCE:
   Net asset value, beginning of period         $16.02            $16.04            $22.17            $18.31
   INCOME FROM INVESTMENT OPERATIONS:
   Net investment income/(loss)                  0.47              0.59              0.51              0.46
   Net realized and unrealized gain/(loss)
     on investments                             (2.25)            (0.04)            (2.05)             5.26
   Net increase/(decrease) in net asset
     value from operations                      (1.78)             0.55             (1.54)             5.72
   LESS DISTRIBUTIONS:
   Dividends from net investment income         (0.47)            (0.52)            (0.55)            (0.45)
   Distributions from net realized capital
     gains                                        --              (0.05)            (4.04)            (1.41)
   Total dividends and distributions            (0.47)            (0.57)            (4.59)            (1.86)
   Net asset value, end of period               $13.77            $16.02            $16.04            $22.17
   TOTAL RETURN++                              (11.18)%           3.48%            (7.88)%            33.68%
   RATIOS TO AVERAGE NET
     ASSETS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's)        $292,622          $321,858          $315,857          $369,488
   Ratio of operating expenses to average
     net assets                              1.22%(a)(b)       1.25%(a)(b)       1.24%(a)(b)        1.22%+(b)
   Ratio of net investment income/(loss)
     to average net assets                      3.34%             3.53%             2.86%             1.96%+
   Portfolio turnover rate                       57%               50%               73%               65%
   Ratio of operating expenses to average
     net assets with waivers and/or
     expense reimbursements                    1.22%(a)          1.25%(a)          1.25%(a)           1.23%+

                                              PERIOD ENDED       YEAR ENDED
   INVESTOR A SHARES                           05/14/99*         02/28/99*
   OPERATING PERFORMANCE:
   Net asset value, beginning of period          $17.34            $17.28
   INCOME FROM INVESTMENT OPERATIONS:
   Net investment income/(loss)                   0.12              0.51
   Net realized and unrealized gain/(loss)
     on investments                               0.96              0.25
   Net increase/(decrease) in net asset
     value from operations                        1.08              0.76
   LESS DISTRIBUTIONS:
   Dividends from net investment income          (0.11)            (0.52)
   Distributions from net realized capital
     gains                                         --              (0.18)
   Total dividends and distributions             (0.11)            (0.70)
   Net asset value, end of period                $18.31            $17.34
   TOTAL RETURN++                                6.25%             4.64%
   RATIOS TO AVERAGE NET
     ASSETS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's)         $352,000          $356,000
   Ratio of operating expenses to average
     net assets                                  1.30%+           1.15%(a)
   Ratio of net investment income/(loss)
     to average net assets                       3.07%+            2.97%
   Portfolio turnover rate                        16%               66%
   Ratio of operating expenses to average
     net assets with waivers and/or
     expense reimbursements                      1.32%+           1.16%(a)

* The financial information for the fiscal periods reflect the financial information for the Pacific Horizon Capital Income Fund A Shares, which were reorganized into the Convertible Securities Investor A Shares as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income (loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS CONVERTIBLE SECURITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             YEAR ENDED        YEAR ENDED        YEAR ENDED       PERIOD ENDED      PERIOD ENDED
  INVESTOR B SHARES                          03/31/03#         03/31/02#          03/31/01         03/31/00#         05/14/99*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period         $15.88            $15.92            $22.06            $18.27            $17.30
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.36              0.45              0.35              0.44              0.09
  Net realized and unrealized gain/(loss)
    on investments                             (2.24)            (0.03)            (2.00)             5.12              0.96
  Net increase/(decrease) in net asset
    value from operations                      (1.88)             0.42             (1.65)             5.56              1.05
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.36)            (0.41)            (0.45)            (0.36)            (0.08)
  Distributions from net realized capital
    gains                                        --              (0.05)            (4.04)            (1.41)              --
  Total dividends and distributions            (0.36)            (0.46)            (4.49)            (1.77)            (0.08)
  Net asset value, end of period               $13.64            $15.88            $15.92            $22.06            $18.27
  TOTAL RETURN++                              (11.83)%           2.68%            (8.49)%            32.76%            6.10%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)        $111,468          $90,408           $49,763           $11,175            $4,000
  Ratio of operating expenses to average
    net assets                              1.97%(a)(b)       2.00%(a)(b)       1.99%(a)(b)        1.97%+(b)           2.06%+
  Ratio of net investment income/(loss)
    to average net assets                      2.59%             2.78%             2.08%             1.21%+            2.34%+
  Portfolio turnover rate                       57%               50%               73%               65%               16%
  Ratio of operating expenses to average
    net assets with waivers and/or
    expense reimbursements                    1.97%(a)          2.00%(a)          2.00%(a)           1.98%+            2.08%+

                                             PERIOD ENDED
  INVESTOR B SHARES                          02/28/99*,**
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $17.67
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.22
  Net realized and unrealized gain/(loss)
    on investments                              (0.17)
  Net increase/(decrease) in net asset
    value from operations                        0.05
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.24)
  Distributions from net realized capital
    gains                                       (0.18)
  Total dividends and distributions             (0.42)
  Net asset value, end of period                $17.30
  TOTAL RETURN++                                0.44%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $3,000
  Ratio of operating expenses to average
    net assets                                1.96%+(a)
  Ratio of net investment income/(loss)
    to average net assets                       2.14%+
  Portfolio turnover rate                        66%
  Ratio of operating expenses to average
    net assets with waivers and/or
    expense reimbursements                    1.97%+(a)

* The financial information for the fiscal periods reflect the financial information for the Pacific Horizon Capital Income Fund B Shares, which were reorganized into the Convertible Securities Investor B Shares as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.
** Convertible Securities Investor B Shares commenced operations on July
15,1998.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income (loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS CONVERTIBLE SECURITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             YEAR ENDED        YEAR ENDED        YEAR ENDED       PERIOD ENDED      PERIOD ENDED
  INVESTOR C SHARES                          03/31/03#         03/31/02#          03/31/01         03/31/00#         05/14/99*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period         $16.04            $16.08            $22.23            $18.35            $17.37
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.36              0.45              0.35              0.38              0.10
  Net realized and unrealized gain/(loss)
    on investments                             (2.26)            (0.03)            (2.02)             5.22              0.97
  Net increase/(decrease) in net asset
    value from operations                      (1.90)             0.42             (1.67)             5.60              1.07
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.37)            (0.41)            (0.44)            (0.31)            (0.09)
  Distributions from net realized capital
    gains                                        --              (0.05)            (4.04)            (1.41)              --
  Total dividends and distributions            (0.37)            (0.46)            (4.48)            (1.72)            (0.09)
  Net asset value, end of period               $13.77            $16.04            $16.08            $22.23            $18.35
  TOTAL RETURN++                              (11.89)%           2.66%            (8.50)%            32.81%            6.17%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)        $30,293           $20,370            $9,827            $3,033            $4,000
  Ratio of operating expenses to average
    net assets                              1.97%(a)(b)       2.00%(a)(b)       1.99%(a)(b)        1.97%+(b)           1.80%+
  Ratio of net investment income/(loss)
    to average net assets                      2.59%             2.78%             2.08%             1.21%+            2.56%+
  Portfolio turnover rate                       57%               50%               73%               65%               16%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                    1.97%(a)          2.00%(a)          2.00%(a)           1.98%+            2.07%+

                                              YEAR ENDED
  INVESTOR C SHARES                           02/28/99*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $17.24
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.40
  Net realized and unrealized gain/(loss)
    on investments                               0.31
  Net increase/(decrease) in net asset
    value from operations                        0.71
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.40)
  Distributions from net realized capital
    gains                                       (0.18)
  Total dividends and distributions             (0.58)
  Net asset value, end of period                $17.37
  TOTAL RETURN++                                4.29%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $4,000
  Ratio of operating expenses to average
    net assets                                 1.65%(a)
  Ratio of net investment income/(loss)
    to average net assets                       2.45%
  Portfolio turnover rate                        66%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.91%(a)

* The financial information for the fiscal periods reflect the financial information for the Pacific Horizon Capital Income Fund K Shares, which were reorganized into the Convertible Securities Investor C Shares as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income (loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB CONVERTIBLE SECURITIES INDEX -- a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity-and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

LEHMAN AGGREGATE BOND INDEX -- an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN GOVERNMENT/CORPORATE BOND INDEX -- an unmanaged index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.
LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES INDEX -- a widely used measure of convertible securities performance, this unmanaged index measures the performance of all U.S. dollar denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance. The index is reweighted daily to reflect all market value increases and decreases, as well as new issues and redemptions. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a short-term, high-quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MSCI EAFE INDEX -- Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investment. It is not available for investment.

MSCI WORLD INDEX -- Morgan Stanley Capital International World Index is an unmanaged index consisting of securities listed on exchanges in the major European and Asian countries, Australia and the U.S. and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is not available for investment.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

RUSSELL 1000 INDEX -- an unmanaged index comprised of the 1,000 largest stocks in the Russell 3000 Index. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index is a listing of 3,000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a "large cap" index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.
RUSSELL 1000 GROWTH INDEX -- an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the

Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000 VALUE INDEX -- an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000 INDEX -- an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000 GROWTH INDEX -- an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance, with a greater than average growth orientation. Companies in the Russell 2000 Growth Index tend to exhibit higher price-to-book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000 VALUE INDEX -- an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000 GROWTH INDEX -- an unmanaged index comprised of securities in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation. Companies in the Russell 3000 Growth Index tend to exhibit higher price-to-book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP GROWTH INDEX -- an unmanaged index which measures the performance of those Russell MidCap companies with higher price-to-book ratios and forecasted growth values. The companies are included in the Russell 1000 Growth Index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) INDEX -- an unmanaged index which measures the performance of the 800 smallest companies in the Russell 100 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.0 billion; the median market capitalization was approximately $2.9 billion. The largest company in the index had an approximate market capitalization of $12 billion. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) VALUE INDEX -- an unmanaged index which measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500(1) -- Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P/IFC INVESTABLES INDEX -- an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. The index is weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P MIDCAP 400(1) -- an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P SMALLCAP 600(1) -- Standard & Poor's SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. TREASURY OBLIGATION -- a debt security issued by the U.S. Treasury.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)S&P has not reviewed any stock included in the S&P 500, S&P SmallCap 600 or S&P MidCap 400 Index for its investment merit. S&P determines and calculates its indices independently of the Funds and is not a sponsor or affiliate of the Funds. S&P gives no information and makes no statements about the suitability of investing in the Funds or the ability of its indices to track stock market performance. S&P makes no guarantees about the indices, any data included in them and the suitability of the indices or its data for any purpose. "Standard and Poor's," "S&P 500" and "S&P 600" are trademarks of The McGraw-Hill Companies, Inc.

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

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Where to find more information
(QUESTION MARK GRAPHIC)
You'll find more information about Nations Convertible Securities Fund in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS

      The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on the Fund's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Fund and its policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Fund and make shareholder inquiries by contacting Nations Funds:

      By telephone: 1.800.321.7854

      By mail:
      NATIONS FUNDS
      C/O BACAP DISTRIBUTORS, LLC
      ONE BANK OF AMERICA PLAZA
      33RD FLOOR
      CHARLOTTE, NC 28255

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Fund can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:
Nations Funds Trust, 811-09645
CNVSECPROIX-0803


                                                            (NATIONS FUNDS LOGO)

       Nations LifeGoal(R) Portfolios
       -------------------------------------------------------------------------
       Prospectus -- Investor A, B and C Shares
       August 1, 2003
(NATIONS FUNDS LOGO)

NATIONS LIFEGOAL(R)
GROWTH PORTFOLIO
NATIONS LIFEGOAL(R)
BALANCED GROWTH
PORTFOLIO
NATIONS LIFEGOAL(R)
INCOME AND GROWTH
PORTFOLIO


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE PORTFOLIOS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 63.

YOUR INVESTMENT IN A PORTFOLIO IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE PORTFOLIOS AND THE UNDERLYING FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Nations LifeGoal Portfolios. Please read it carefully because it contains information that's designed to help you make informed investment decisions.

Unlike traditional mutual funds, which invest in individual securities, the Portfolios invest in a mix of Nations Funds Stock, International/Global Stock, Government & Corporate Bond and Money Market Funds using an asset allocation approach. These kinds of mutual funds are sometimes called "funds of funds."

ABOUT ASSET ALLOCATION

Asset allocation is the process of creating a diversified portfolio by investing in different asset classes -- for example, equity securities, fixed income securities and money market instruments -- in varying proportions.

The mix of asset classes and how much is invested in each may be the most important factor in how a Portfolio performs and the amount of risk involved. Each asset class, and market segments within a class, like large-, mid- and small-capitalization stocks, have different return and risk characteristics, and react in different ways to changes in the economy. An investment approach that combines asset classes and market segments may help to reduce overall Portfolio volatility.

ABOUT THE PORTFOLIOS

Each Portfolio has its own asset allocation strategy, which gives it distinctive risk/return characteristics. The performance of each Portfolio depends on many factors, including its allocation strategy and the performance of the Nations Funds it invests in. In general, the more a Nations LifeGoal Portfolio allocates to Stock and International/Global Stock Funds, the greater the potential return and the greater the risk of a decline in share price. The more a Nations LifeGoal Portfolio allocates to Government & Corporate Bond Funds, the greater the potential for price stability and the lower the potential return. There's always a risk, however, that you'll lose money or you may not earn as much as you expect.

Nations LifeGoal Growth Portfolio focuses on long-term growth by normally allocating all of its assets to a mix of Funds which invest primarily in equity securities. Equities have the potential to provide higher returns than many other kinds of investments, but they also tend to have the highest risk.

Nations LifeGoal Balanced Growth Portfolio focuses on long-term growth by normally allocating its assets to a balanced mix of Funds which invest in equity and fixed income securities. Fixed income securities have the potential to increase in value, because, when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities.

Nations LifeGoal Income and Growth Portfolio focuses on current income and modest growth. It normally allocates most of its assets to Funds which invest in fixed income securities, but may also allocate some assets to Funds that invest in equity securities. Over time, the return on this Portfolio may be lower than the return on the other Portfolios.

IS LIFEGOAL RIGHT FOR YOU?

When you're choosing a Portfolio to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

Nations LifeGoal Portfolios may be suitable for you if:

  - you have longer-term investment goals

  - they're part of a balanced portfolio

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with equity and fixed income securities

  - you have short-term investment goals

  - you're looking for a regular stream of income

You'll find a discussion of each Portfolio's principal investments, strategies and risks in the Portfolio descriptions that start on page 5.

FOR MORE INFORMATION

If you have any questions about the Portfolios, please call us at 1.800.321.7854 or contact your investment professional.

You'll find more information about the Portfolios in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Portfolio's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Portfolios
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) IS THE INVESTMENT ADVISER TO EACH OF THE PORTFOLIOS. BACAP IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH PORTFOLIO.




 YOU'LL FIND MORE ABOUT BACAP STARTING ON PAGE 33.

--------------------------------------------------------------------------------


NATIONS LIFEGOAL GROWTH PORTFOLIO                                5
------------------------------------------------------------------
NATIONS LIFEGOAL BALANCED GROWTH PORTFOLIO                      12
------------------------------------------------------------------
NATIONS LIFEGOAL INCOME AND GROWTH PORTFOLIO                    19
------------------------------------------------------------------
ABOUT THE NATIONS FUNDS                                         26
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     31
------------------------------------------------------------------
HOW THE PORTFOLIOS ARE MANAGED                                  33

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Choosing a share class                                        37
     About Investor A Shares                                    38
        Front-end sales charge                                  38
        Contingent deferred sales charge                        38
     About Investor B Shares                                    39
        Contingent deferred sales charge                        39
     About Investor C Shares                                    40
        Contingent deferred sales charge                        40
     When you might not have to pay a sales charge              41
  Buying, selling and exchanging shares                         45
     How orders are processed                                   47
  How selling and servicing agents are paid                     53
  Distributions and taxes                                       55
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            57
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   63
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS LIFEGOAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS PORTFOLIO'S ADVISER. BACAP'S INVESTMENT STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 33.

ABOUT THE UNDERLYING NATIONS FUNDS

YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN ABOUT THE NATIONS FUNDS AND IN THE SAI.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks capital appreciation through exposure to a variety of equity market segments.

(COMPASS GRAPHIC)  INVESTMENT STRATEGIES
                   The Portfolio normally invests most of its assets in Primary A Shares of Nations
                   Funds Stock and International/Global Stock Funds.

The team uses asset allocation as its principal investment approach. It:

  - allocates assets among Fund categories, within the target allocations set for the Portfolio. It bases its allocations on the Portfolio's investment objective, historical returns for each asset class and on its outlook for the economy

  - chooses individual Funds within each category and the amount it will allocate to each, looking at each Fund's historical returns, as well as the expected performance of the mix of Funds

  - reviews the allocations to Fund categories and individual Funds at least monthly, and may change these allocations when it believes it's appropriate to do so

The actual amount in each Fund or category of Funds may vary from the allocations set by the team, depending on how the Funds perform, and for other reasons. The team may use various strategies to try to manage how much the actual amount varies, and for how long. For example:

  - if there are more assets in a Fund category than in the target allocation, the team may allocate money coming into the Portfolio to the other Fund categories

  - if there are fewer assets in a Fund category than in the target allocation, it may allocate money coming into the Portfolio to that Fund category

The Portfolio normally sells a proportionate amount of the shares it owns in each Nations Fund to meet its redemption requests.

  NATIONS LIFEGOAL GROWTH PORTFOLIO                       TARGET ALLOCATION FOR EACH
  CAN INVEST IN:                                                FUND CATEGORY:
  LARGE-CAPITALIZATION STOCK FUNDS                                  30-70%
    NATIONS VALUE FUND
    NATIONS STRATEGIC GROWTH FUND
    NATIONS CAPITAL GROWTH FUND
    NATIONS MARSICO FOCUSED EQUITIES FUND



  MID-CAPITALIZATION STOCK FUNDS                                    10-30%
    NATIONS MIDCAP VALUE FUND
    NATIONS MIDCAP GROWTH FUND



  SMALL-CAPITALIZATION STOCK FUNDS                                   5-20%
    NATIONS SMALLCAP VALUE FUND
    NATIONS SMALL COMPANY FUND



  INTERNATIONAL/GLOBAL STOCK FUNDS                                  10-30%
    NATIONS INTERNATIONAL VALUE FUND*
    NATIONS INTERNATIONAL EQUITY FUND
    NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND



  CONVERTIBLE SECURITIES FUND                                        0-20%
    NATIONS CONVERTIBLE SECURITIES FUND

*BECAUSE THIS FUND IS CLOSED TO NEW INVESTMENTS, THE PORTFOLIO WILL NOT INVEST
 ADDITIONAL ASSETS IN THIS FUND. HOWEVER, THE TEAM INTENDS TO KEEP EXISTING INVESTMENTS IN THE FUND, SUBJECT TO NORMAL ALLOCATION DECISIONS.

The team can substitute or add other Funds to this list at any time, including Funds introduced after the date of this prospectus.

--------------------------------------------------------------------------------

YOU'LL FIND DETAILED INFORMATION ABOUT EACH FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS, AND IN ITS SAI. PLEASE CALL US AT 1.800.321.7584 FOR A COPY.




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations LifeGoal Growth Portfolio has the following risks:

      - INVESTMENT STRATEGY RISK -- The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns they expect, or that the Portfolio will fall in value. There is also the risk that the Funds the Portfolio invests in will not produce the returns the team expects, or will fall in value.

      - STOCK MARKET RISK -- The Portfolio allocates assets to Funds that invest in stocks. The value of the stocks a Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- The Portfolio allocates assets to Funds that may invest in smaller companies. Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains, but also carry more risk.

      - FOREIGN INVESTMENT RISK -- The Portfolio allocates assets to Funds that invest in foreign securities. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, may also apply to some foreign investments.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Portfolio allocates assets to Funds that may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - CONVERTIBLE SECURITIES RISK -- The Portfolio allocates assets to Funds that invest in convertible securities. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the underlying Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the underlying Fund's ability to meet its objective.

      - INTEREST RATE RISK -- The Portfolio allocates assets to Funds that may invest in fixed income securities. The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- An underlying Fund that invests in fixed income securities could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Fixed income securities with the lowest investment grade rating or that aren't investment grade are more speculative in nature than securities with higher ratings, and they tend to be more sensitive to credit risk, particularly during a downturn in the economy.

      - REBALANCING POLICY -- The actual amount in each Fund or category of Funds may vary from the allocations set by the team. This could continue for some time.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE
                   FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Portfolio's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1997     1998     1999     2000     2001     2002
                ----     ----     ----     ----     ----     ----
               14.57%   12.64%   25.61%    4.60%   -14.35%  -20.80%



               *Year-to-date return as of June 30, 2003: 12.12%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 1998:           23.55%
         WORST: 3RD QUARTER 2002:         -18.78%

--------------------------------------------------------------------------------

THE PORTFOLIO'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Portfolio's Investor A Shares' average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Portfolio shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Portfolio, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Portfolio. The table also shows the returns for each period for the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                      1 YEAR    5 YEARS   PORTFOLIO*
         INVESTOR A SHARES RETURNS BEFORE TAXES       -25.36%   -1.09%       1.88%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                              -25.39%   -2.94%      -0.01%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF PORTFOLIO
           SHARES                                     -15.57%   -1.18%       1.09%



         INVESTOR B SHARES RETURNS BEFORE TAXES       -25.33%   -0.97%      -1.23%



         INVESTOR C SHARES RETURNS BEFORE TAXES       -22.12%   -0.71%       2.13%



         S&P 500 (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                         -22.09%   -0.58%       5.18%

      *THE INCEPTION DATES OF INVESTOR A SHARES, INVESTOR B SHARES AND INVESTOR
       C SHARES ARE OCTOBER 15, 1996, AUGUST 12, 1997 AND OCTOBER 15, 1996, RESPECTIVELY. THE RETURN FOR THE INDEX SHOWN IS FROM INCEPTION OF INVESTOR A SHARES.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE NATIONS FUNDS THE PORTFOLIO INVESTS IN.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

         SHAREHOLDER FEES                           Investor A   Investor B   Investor C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          5.75%         none         none



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                    none(1)       5.00%(2)     1.00%(3)



         ANNUAL PORTFOLIO OPERATING EXPENSES(4)
         (Expenses that are deducted from the Portfolio's assets)



         Management fees                              0.25%        0.25%        0.25%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%
                                                       -------      -------      -------



         Total annual Portfolio operating expenses    0.50%        1.25%        1.25%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      INDIRECT EXPENSES

      The Portfolio's annual operating expenses include a portion of the annual operating expenses of the Nations Funds in which the Portfolio invests. This portion is estimated to be between 0.98% and 1.27% (expressed as a weighted average, including any fee waiver and/or reimbursement commitments that will expire July 31, 2004), and is based on:

        - the amount the Portfolio expects to invest in each Fund, based on the target allocation

        - each Fund's annualized expense ratio for the period ended March 31, 2003, adjusted as necessary to reflect current service provider fees

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A, Investor B or Investor C Shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the Portfolio's indirect expenses remain at the average of the range as shown above for the 1 year example, excluding any fee waivers and/or reimbursements for the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                       $731    $1,074    $1,440     $2,466



         INVESTOR B SHARES                       $741    $1,057    $1,499     $2,596



         INVESTOR C SHARES                       $341      $757    $1,299     $2,781

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $241     $757     $1,299     $2,596



         INVESTOR C SHARES                       $241     $757     $1,299     $2,781

NATIONS LIFEGOAL BALANCED GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS PORTFOLIO'S ADVISER. BACAP'S INVESTMENT STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 33.

ABOUT THE UNDERLYING NATIONS FUNDS

YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN ABOUT THE NATIONS FUNDS AND IN THE SAI.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks total return through a balanced portfolio of equity and fixed income securities.

(COMPASS GRAPHIC)  INVESTMENT STRATEGIES
                   The Portfolio normally invests all of its assets in Primary A Shares of a balanced mix of Nations Funds Stock, International/Global Stock and Government &
                   Corporate Bond Funds.

The team uses asset allocation as its principal investment approach. It:

  - allocates assets among Fund categories, within the target allocations set for the Portfolio. It bases its allocations on the Portfolio's investment objective, historical returns for each asset class and on its outlook for the economy

  - chooses individual Funds within each category and the amount it will allocate to each, looking at each Fund's historical returns, as well as the expected performance of the mix of Funds

  - reviews the allocations to Fund categories and individual Funds at least monthly, and may change these allocations when it believes it's appropriate to do so

The actual amount in each Fund or category of Funds may vary from the allocations set by the team, depending on how the Funds perform, and for other reasons. The team may use various strategies to try to manage how much the actual amount varies, and for how long. For example:

  - if there are more assets in a Fund category than in the target allocation, the team may allocate money coming into the Portfolio to the other Fund categories

  - if there are fewer assets in a Fund category than in the target allocation, it may allocate money coming into the Portfolio to that Fund category

The Portfolio normally sells a proportionate amount of the shares it owns in each Nations Fund to meet its redemption requests.

  NATIONS LIFEGOAL BALANCED GROWTH PORTFOLIO              TARGET ALLOCATION FOR EACH
  CAN INVEST IN:                                                FUND CATEGORY:
  LARGE-CAPITALIZATION STOCK FUNDS                                  15-40%
    NATIONS VALUE FUND
    NATIONS STRATEGIC GROWTH FUND
    NATIONS CAPITAL GROWTH FUND
    NATIONS MARSICO FOCUSED EQUITIES FUND



  MID-CAPITALIZATION STOCK FUNDS                                     5-15%
    NATIONS MIDCAP VALUE FUND
    NATIONS MIDCAP GROWTH FUND



  SMALL-CAPITALIZATION STOCK FUNDS                                   5-15%
    NATIONS SMALLCAP VALUE FUND
    NATIONS SMALL COMPANY FUND



  INTERNATIONAL/GLOBAL STOCK FUNDS                                   5-15%
    NATIONS INTERNATIONAL VALUE FUND*
    NATIONS INTERNATIONAL EQUITY FUND
    NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND



  GOVERNMENT & CORPORATE BOND FUNDS                                 25-65%
    NATIONS SHORT-TERM INCOME FUND
    NATIONS BOND FUND



  CONVERTIBLE SECURITIES FUND                                        0-10%
    NATIONS CONVERTIBLE SECURITIES FUND



  HIGH YIELD BOND FUND                                               0-10%
    NATIONS HIGH YIELD BOND FUND

*BECAUSE THIS FUND IS CLOSED TO NEW INVESTMENTS, THE PORTFOLIO WILL NOT INVEST
 ADDITIONAL ASSETS IN THIS FUND. HOWEVER, THE TEAM INTENDS TO KEEP EXISTING INVESTMENTS IN THE FUND, SUBJECT TO NORMAL ALLOCATION DECISIONS.

The team can substitute or add other Funds to this list at any time, including Funds introduced after the date of this prospectus.

--------------------------------------------------------------------------------

YOU'LL FIND DETAILED INFORMATION ABOUT EACH FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS, AND IN ITS SAI. PLEASE CALL US AT 1.800.321.7854 FOR A COPY.




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations LifeGoal Balanced Growth Portfolio has the following risks:

      - INVESTMENT STRATEGY RISK -- The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns they expect, or that the Portfolio will fall in value. There is also the risk that the Funds the Portfolio invests in will not produce the returns the team expects, or will fall in value.

      - STOCK MARKET RISK -- The Portfolio allocates assets to Funds that invest in stocks. The value of the stocks a Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- The Portfolio allocates assets to Funds that may invest in smaller companies. Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains, but also carry more risk.

      - FOREIGN INVESTMENT RISK -- The Portfolio allocates assets to Funds that invest in foreign securities. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, may also apply to some foreign investments. Funds that invest in securities of companies in emerging markets have high growth potential, but can be more volatile than securities in more developed markets.

      - INTEREST RATE RISK -- The Portfolio allocates assets to Funds that may invest in fixed income securities. The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- An underlying Fund that invests in fixed income securities could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but generally is not a factor for U.S. government obligations. The Portfolio allocates assets to Funds that typically invest in securities that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The Portfolio allocates assets to Funds that may use derivative instruments. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CONVERTIBLE SECURITIES RISK -- The Portfolio allocates assets to Funds that invest in convertible securities. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the underlying Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the underlying Fund's ability to meet its objective.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - REBALANCING POLICY -- The actual amount in each Fund or category of Funds may vary from the allocations set by the team. This could continue for some time.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE
                   FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Portfolio's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1997     1998     1999     2000     2001     2002
                ----     ----     ----     ----     ----     ----
               11.20%   11.66%   14.38%    6.96%   -3.18%   -10.32%



               *Year-to-date return as of June 30, 2003: 10.57%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 1998:           12.39%
         WORST: 3RD QUARTER 2002:         -10.48%

--------------------------------------------------------------------------------

THE PORTFOLIO'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Portfolio's Investor A Shares' average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Portfolio shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total returns before taxes for Investor B Shares and Investor C Shares of the Portfolio, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Portfolio. The table also shows the returns for each period for the S&P 500 and the Lehman Aggregate Bond Index. The S&P 500 is an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The Lehman Aggregate Bond Index is an unmanaged index made up of the Lehman Government/Corporate Bond Index, Asset-Backed Securities Index and the Mortgage-Backed Securities Index. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                      1 YEAR    5 YEARS   PORTFOLIO*
         INVESTOR A SHARES RETURNS BEFORE TAXES       -15.45%    2.25%       3.98%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                              -16.19%    0.19%       1.59%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF PORTFOLIO
           SHARES                                      -9.48%    0.99%       2.20%



         INVESTOR B SHARES RETURNS BEFORE TAXES       -15.46%    2.39%       2.75%



         INVESTOR C SHARES RETURNS BEFORE TAXES       -11.92%    2.81%       4.37%



         S&P 500 (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                         -22.09%   -0.58%       5.18%



         LEHMAN AGGREGATE BOND INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR TAXES)     10.25%    7.55%       7.81%

      *THE INCEPTION DATES OF INVESTOR A SHARES, INVESTOR B SHARES AND INVESTOR
       C SHARES ARE OCTOBER 15, 1996, AUGUST 13, 1997 AND OCTOBER 15, 1996, RESPECTIVELY. THE RETURNS FOR THE INDICES SHOWN ARE FROM INCEPTION OF INVESTOR A SHARES.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE NATIONS FUNDS THE PORTFOLIO INVESTS IN.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

         SHAREHOLDER FEES                           Investor A   Investor B   Investor C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          5.75%         none         none



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                    none(1)       5.00%(2)     1.00%(3)



         ANNUAL PORTFOLIO OPERATING EXPENSES(4)
         (Expenses that are deducted from the Portfolio's assets)



         Management fees                              0.25%        0.25%        0.25%



         Distribution (12-b1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%
                                                       -------      -------      -------



         Total annual Portfolio operating expenses    0.50%        1.25%        1.25%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      INDIRECT EXPENSES

      The Portfolio's annual operating expenses include a portion of the annual operating expenses of the Nations Funds in which the Portfolio invests. This portion is estimated to be between 0.68% and 1.09% (expressed as a weighted average, including any fee waiver and/or reimbursement commitments that will expire July 31, 2004), and is based on:

        - the amount the Portfolio expects to invest in each Fund, based on the target allocation

        - each Fund's annualized expense ratio for the period ended March 31, 2003, adjusted as necessary to reflect current service provider fees

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A, Investor B or Investor C Shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the Portfolio's indirect expenses remain at the average of the range as shown above for the 1 year example, excluding any fee waivers and/or reimbursements for the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                       $709    $1,004    $1,322     $2,219



         INVESTOR B SHARES                       $717      $984    $1,378     $2,349



         INVESTOR C SHARES                       $317      $684    $1,178     $2,539

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $217     $684     $1,178     $2,349



         INVESTOR C SHARES                       $217     $684     $1,178     $2,539

NATIONS LIFEGOAL INCOME AND GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS PORTFOLIO'S ADVISER. BACAP'S INVESTMENT STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 33.

ABOUT THE UNDERLYING NATIONS FUNDS

YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN ABOUT THE NATIONS FUNDS AND IN THE SAI.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks current income and modest growth to protect against inflation and to preserve purchasing power.

(COMPASS GRAPHIC)  INVESTMENT STRATEGIES
                   The Portfolio normally invests most of its assets in Primary A Shares of Nations
                   Funds Government & Corporate Bond Funds, but may also invest in Nations Funds
                   Stock, International/Global Stock and Money Market Funds.

The team uses asset allocation as its principal investment approach. It:

  - allocates assets among Fund categories, within the target allocations set for the Portfolio. It bases its allocations on the Portfolio's investment objective, historical returns for each asset class and on its outlook for the economy

  - chooses individual Funds within each category and the amount it will allocate to each, looking at each Fund's historical returns, as well as the expected performance of the mix of Funds

  - reviews the allocations to Fund categories and individual Funds at least monthly, and may change these allocations when it believes it's appropriate to do so

The actual amount in each Fund or category of Funds may vary from the allocations set by the team, depending on how the Funds perform, and for other reasons. The team may use various strategies to try to manage how much the actual amount varies, and for how long. For example:

  - if there are more assets in a Fund category than in the target allocation, the team may allocate money coming into the Portfolio to the other Fund categories

  - if there are fewer assets in a Fund category than in the target allocation, it may allocate money coming into the Portfolio to that Fund category

The Portfolio normally sells a proportionate amount of the shares it owns in each Nations Fund to meet its redemption requests.

  NATIONS LIFEGOAL INCOME AND GROWTH PORTFOLIO            TARGET ALLOCATION FOR EACH
  CAN INVEST IN:                                                FUND CATEGORY:
  LARGE-CAPITALIZATION STOCK FUNDS                                  10-30%
    NATIONS VALUE FUND
    NATIONS STRATEGIC GROWTH FUND
    NATIONS CAPITAL GROWTH FUND
    NATIONS MARSICO FOCUSED EQUITIES FUND



  MID-CAPITALIZATION STOCK FUNDS                                     0-10%
    NATIONS MIDCAP VALUE FUND
    NATIONS MIDCAP GROWTH FUND



  SMALL-CAPITALIZATION STOCK FUNDS                                   0-10%
    NATIONS SMALLCAP VALUE FUND
    NATIONS SMALL COMPANY FUND



  INTERNATIONAL/GLOBAL STOCK FUNDS                                   0-10%
    NATIONS INTERNATIONAL VALUE FUND*
    NATIONS INTERNATIONAL EQUITY FUND
    NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND



  GOVERNMENT & CORPORATE BOND FUNDS                                 50-90%
    NATIONS SHORT-TERM INCOME FUND
    NATIONS BOND FUND



  CONVERTIBLE SECURITIES FUND                                        0-10%
    NATIONS CONVERTIBLE SECURITIES FUND



  HIGH YIELD BOND FUND                                               0-15%
    NATIONS HIGH YIELD BOND FUND



  MONEY MARKET FUND                                                  0-20%
    NATIONS CASH RESERVES

*BECAUSE THIS FUND IS CLOSED TO NEW INVESTMENTS, THE PORTFOLIO WILL NOT INVEST
 ADDITIONAL ASSETS IN THIS FUND. HOWEVER, THE TEAM INTENDS TO KEEP EXISTING INVESTMENTS IN THE FUND, SUBJECT TO NORMAL ALLOCATION DECISIONS.

Nations LifeGoal Income and Growth Portfolio's target allocation for total investments in stock and international/global stock funds is 30%. The team can substitute or add other Funds to this list at any time, including Funds introduced after the date of this prospectus.

--------------------------------------------------------------------------------

YOU'LL FIND DETAILED INFORMATION ABOUT EACH FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS, AND IN ITS SAI. PLEASE CALL US AT 1.800.321.7854 FOR A COPY.




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations LifeGoal Income and Growth Portfolio has the following risks:

      - INVESTMENT STRATEGY RISK -- The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns they expect, or that the Portfolio will fall in value. There is also the risk that the Funds the Portfolio invests in will not produce the returns the team expects, or will fall in value.

      - STOCK MARKET RISK -- The Portfolio allocates assets to Funds that invest in stocks. The value of the stocks a Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- The Portfolio allocates assets to Funds that may invest in smaller companies. Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains, but also carry more risk.

      - FOREIGN INVESTMENT RISK -- The Portfolio allocates assets to Funds that invest in foreign securities. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, may also apply to some foreign investments. Funds that invest in securities of companies in emerging markets have high growth potential, but can be more volatile than securities in more developed markets.

      - INTEREST RATE RISK -- The Portfolio allocates assets to Funds that may invest in fixed income securities. The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- An underlying Fund that invests in fixed income securities could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but generally is not a factor for U.S. government obligations. The Portfolio allocates assets to Funds that typically invest in securities that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The Portfolio allocates assets to Funds that may use derivative instruments. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CONVERTIBLE SECURITIES RISK -- The Portfolio allocates assets to Funds that invest in convertible securities. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the underlying Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the underlying Fund's ability to meet its objective.

      - REBALANCING POLICY -- The actual amount in each Fund or category of Funds may vary from the allocations set by the team. This could continue for some time.


--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE
                   FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Portfolio's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----
               8.50%   10.12%    6.15%    5.72%    2.38%   -3.68%



              *Year-to-date return as of June 30, 2003: 6.95%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 1998:           6.25%
         WORST: 3RD QUARTER 2002:         -4.35%

--------------------------------------------------------------------------------

THE PORTFOLIO'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Portfolio's Investor A Shares' average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Portfolio shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Portfolio, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Portfolio. The table also shows the returns for each period for the S&P 500 and the Lehman Aggregate Bond Index. The S&P 500 is an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The Lehman Aggregate Bond Index is an unmanaged index made up of the Lehman Government/Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                      1 YEAR    5 YEARS   PORTFOLIO*
         INVESTOR A SHARES RETURNS BEFORE TAXES        -9.18%    2.80%      3.95%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                              -10.22%    0.89%      1.90%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF PORTFOLIO
           SHARES                                      -5.62%    1.35%      2.19%



         INVESTOR B SHARES RETURNS BEFORE TAXES        -9.04%    2.95%      2.98%



         INVESTOR C SHARES RETURNS BEFORE TAXES        -5.35%    3.21%      4.22%



         S&P 500 (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                         -22.09%   -0.58%      5.18%



         LEHMAN AGGREGATE BOND INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR TAXES)     10.25%    7.55%      7.81%

      *THE INCEPTION DATES OF INVESTOR A SHARES, INVESTOR B SHARES AND INVESTOR
       C SHARES ARE OCTOBER 15, 1996, AUGUST 7, 1997 AND OCTOBER 15, 1996, RESPECTIVELY. THE RETURNS FOR THE INDICES SHOWN ARE FROM INCEPTION OF INVESTOR A SHARES.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE NATIONS FUNDS THE PORTFOLIO INVESTS IN.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

         SHAREHOLDER FEES                           Investor A   Investor B   Investor C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          5.75%         none         none



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                    none(1)       5.00%(2)     1.00%(3)



         ANNUAL PORTFOLIO OPERATING EXPENSES(4)
         (Expenses that are deducted from the Portfolio's assets)



         Management fees                              0.25%        0.25%        0.25%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%
                                                       -------      -------      -------



         Total annual Portfolio operating expenses    0.50%        1.25%        1.25%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      INDIRECT EXPENSES

      The Portfolio's annual operating expenses include a portion of the annual operating expenses of the Nations Funds in which the Portfolio invests. This portion is estimated to be between 0.48% and 0.95% (expressed as a weighted average, including any fee waiver and/or reimbursement commitments that will expire July 31, 2004), and is based on:

        - the amount the Portfolio expects to invest in each Fund, based on the target allocation

        - each Fund's annualized expense ratio for the period ended March 31, 2003, adjusted as necessary to reflect current service provider fees

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A, Investor B or Investor C Shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the Portfolio's indirect expenses remain at the average of the range as shown above for the 1 year example, excluding any fee waivers and/or reimbursements for the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                       $692     $955     $1,237     $2,039



         INVESTOR B SHARES                       $700     $933     $1,292     $2,171



         INVESTOR C SHARES                       $300     $633     $1,092     $2,363

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $200     $633     $1,092     $2,171



         INVESTOR C SHARES                       $200     $633     $1,092     $2,363

About the Nations Funds

The table starting on the next page is a brief overview of the objectives and principal investments of the Nations Funds in which the Nations LifeGoal Portfolios invest. Each Portfolio invests in a different mix of Nations Funds. You'll find the mix of Nations Funds and target allocations for each Portfolio starting on page 5.

The team can substitute or add other Funds to this table at any time, including Funds introduced after the date of this prospectus.

FOR MORE INFORMATION

You'll find more detailed information about each Fund's investment strategies and risks in its prospectus and in its SAI. Please call us at 1.800.321.7854 for copies.

                                      The Fund's/Portfolio's investment objective        What the Fund/Portfolio invests in
                                      -------------------------------------------    ------------------------------------------
STOCK FUNDS
Nations Value Fund                    Growth of capital by investing in companies    - at least 80% of its assets in common
                                      that are believed to be undervalued.           stocks of U.S. companies. The Fund
                                                                                       generally invests in companies in a
                                                                                       broad range of industries with market
                                                                                       capitalizations of at least $1 billion
                                                                                       and daily trading volumes of at least $3
                                                                                       million
                                                                                     - up to 20% of its assets in foreign
                                                                                     securities

Nations Strategic Growth Fund         Long-term growth of capital.                   Nations Strategic Growth Master Portfolio.
                                                                                     The Master Portfolio invests:
                                                                                     - at least 65% of its assets in common
                                                                                     stocks of companies selected from most
                                                                                       major industry sectors
                                                                                     - The Master Portfolio normally holds 60
                                                                                     to 80 securities, which include common
                                                                                       stocks, preferred stocks and convertible
                                                                                       securities
                                                                                     - up to 20% of its assets in foreign
                                                                                     securities

Nations Capital Growth Fund           Growth of capital by investing in companies    - at least 65% of its assets in common
                                      that are believed to have superior earnings    stocks of companies that have one or more
                                      growth potential.                                of the following characteristics:
                                                                                      - above-average earnings growth compared
                                                                                        with the Russell 1000 Growth Index
                                                                                      - established operating histories, strong
                                                                                        balance sheets and favorable financial
                                                                                        performance
                                                                                      - above-average return on equity compared
                                                                                        with the Russell 1000 Growth Index
                                                                                      - up to 20% of its assets in foreign
                                                                                      securities

Nations Marsico Focused Equities      Long-term growth of capital.                   Nations Marsico Focused Equities Master
Fund                                                                                 Portfolio. The Master Portfolio invests:
                                                                                     - at least 80% of its assets in equity
                                                                                     securities. The investments mostly consist
                                                                                       of equity securities of large
                                                                                       capitalization companies. The Master
                                                                                       Portfolio, which is non-diversified,
                                                                                       generally holds a core position of 20 to
                                                                                       30 common stocks that are selected for
                                                                                       their long-term growth potential
                                                                                     - up to 25% of its assets in foreign
                                                                                     securities

Nations MidCap Value Fund             Long-term growth of capital with income as     - at least 80% of its assets in equity
                                      a secondary consideration.                     securities of U.S. companies whose market
                                                                                       capitalizations are within the range of
                                                                                       the companies within the Russell MidCap
                                                                                       Value Index and that are believed to
                                                                                       have the potential for long-term growth
                                                                                     - up to 20% of its assets in foreign
                                                                                     securities

Nations MidCap Growth Fund            Capital appreciation by investing in           - at least 80% of its assets in U.S.
                                      emerging growth companies that are believed    companies whose market capitalizations are
                                      to have superior long-term earnings growth       within the range of companies within the
                                      prospects.                                       Russell MidCap Growth Index and that are
                                                                                       believed to have the potential for
                                                                                       long-term growth. The Fund generally
                                                                                       holds securities of 75 to 130 equity
                                                                                       securities


                                      The Fund's/Portfolio's investment objective        What the Fund/Portfolio invests in
                                      -------------------------------------------    ------------------------------------------
Nations SmallCap Value Fund           Long-term growth of capital by investing in    Nations SmallCap Value Master Portfolio.
                                      companies believed to be undervalued.          The Master Portfolio invests:
                                                                                     - at least 80% of its assets in equity
                                                                                     securities of U.S. companies whose market
                                                                                       capitalizations are within the range of
                                                                                       the companies within the Russell 2000
                                                                                       Value Index and that are believed to
                                                                                       have the potential for long-term growth
                                                                                       of capital

Nations Small Company Fund            Long-term capital growth by investing          Nations Small Company Master Portfolio.
                                      primarily in equity securities.                The Master Portfolio invests:
                                                                                     - at least 80% of its assets in companies
                                                                                     with a market capitalization of $2 billion
                                                                                       or less. The Master Portfolio usually
                                                                                       holds 75 to 130 equity securities

INTERNATIONAL/GLOBAL STOCK FUNDS
Nations International Value Fund      Long-term capital appreciation by investing    Nations International Value Master
(closed to new investments)           primarily in equity securities of foreign      Portfolio. The Master Portfolio invests:
                                      issuers, including emerging markets            - at least 65% of its assets in foreign
                                      countries.                                       companies anywhere in the world that
                                                                                       have a market capitalization of more
                                                                                       than $1 billion at the time of
                                                                                       investment. The Master Portfolio
                                                                                       typically invests in at least three
                                                                                       countries other than the United States
                                                                                       at any one time

Nations International Equity Fund     Long-term capital growth by investing          Nations International Equity Master
                                      primarily in equity securities of non-U.S.     Portfolio. The Master Portfolio invests:
                                      companies in Europe, Australia, the Far        - at least 80% of its assets in equity
                                      East and other regions, including              securities of established companies
                                      developing countries.                            located in at least three countries
                                                                                       other than the United States. The
                                                                                       investment managers select countries,
                                                                                       including emerging market or developing
                                                                                       countries, that they believe have the
                                                                                       potential for growth
                                                                                     - primarily in equity securities, which
                                                                                     may include equity interests in foreign
                                                                                       investment funds or trusts, convertible
                                                                                       securities, real estate investment trust
                                                                                       securities and depositary receipts

Nations Marsico International         Long-term growth of capital.                   Nations Marsico International
Opportunities Fund                                                                   Opportunities Master Portfolio. The Master
                                                                                     Portfolio invests:
                                                                                     - at least 65% of its assets in common
                                                                                     stocks of foreign companies selected for
                                                                                       their long-term growth potential. While
                                                                                       the Master Portfolio may invest in
                                                                                       companies of any size, it focuses on
                                                                                       large companies. The Master Portfolio
                                                                                       normally invests in issuers from at
                                                                                       least three countries other than the
                                                                                       United States and generally holds a core
                                                                                       position of 35 to 50 common stocks


                                      The Fund's/Portfolio's investment objective        What the Fund/Portfolio invests in
                                      -------------------------------------------    ------------------------------------------

CONVERTIBLE SECURITIES FUND
Nations Convertible Securities        To provide investors with a total              - at least 80% of its assets in
Fund                                  investment return, comprised of current        convertible securities. Most convertible
                                      income and capital appreciation, consistent      securities are issued by U.S. issuers
                                      with prudent investment risk.                    and are not investment grade
                                                                                     - the Fund may invest up to 15% of its
                                                                                     assets in Eurodollar convertible
                                                                                       securities
                                                                                     - the team generally chooses convertible
                                                                                       securities that are rated at least "B"
                                                                                       by a nationally recognized statistical
                                                                                       rating organization but may choose
                                                                                       unrated securities if it believes they
                                                                                       are of comparable quality at the time of
                                                                                       investment

GOVERNMENT & CORPORATE BOND FUNDS
Nations Short-Term Income Fund        High current income consistent with minimal    - at least 80% of its assets in income-
                                      fluctuations of principal.                       producing securities
                                                                                     - at least 65% of its total assets in
                                                                                     investment grade fixed income securities.
                                                                                       The team may choose unrated securities
                                                                                       if it believes they are of comparable
                                                                                       quality to investment grade securities
                                                                                       at the time of investment
                                                                                     - corporate debt securities, including
                                                                                     bonds, notes and debentures,
                                                                                       mortgage-related securities issued by
                                                                                       governments, asset-backed securities or
                                                                                       U.S. government obligations

Nations Bond Fund                     Total return by investing in investment        - at least 80% of its assets in bonds
                                      grade fixed income securities.                 - at least 65% of its assets in investment
                                                                                     grade fixed income securities. The
                                                                                       portfolio management team may choose
                                                                                       unrated securities if it believes they
                                                                                       are of comparable quality to investment
                                                                                       grade securities at the time of
                                                                                       investment
                                                                                     - corporate debt securities, including
                                                                                     bonds, notes and debentures, U.S.
                                                                                       government obligations, foreign debt
                                                                                       securities denominated in U.S. dollars,
                                                                                       mortgage-related securities,
                                                                                       asset-backed securities or municipal
                                                                                       securities


                                      The Fund's/Portfolio's investment objective        What the Fund/Portfolio invests in
                                      -------------------------------------------    ------------------------------------------

HIGH YIELD BOND FUND
Nations High Yield Bond Fund          Maximum income by investing in a               Nations High Yield Bond Master Portfolio.
                                      diversified portfolio of high yield debt       The Master Portfolio invests:
                                      securities.                                    - at least 80% of its assets in domestic
                                                                                     and foreign corporate high yield debt
                                                                                       securities which are not rated
                                                                                       investment grade but generally will be
                                                                                       rated "BB" or "B" by Standard & Poor's
                                                                                       Corporation
                                                                                     - primarily in U.S. government
                                                                                     obligations, zero-coupon bonds, as well as
                                                                                       domestic corporate high yield debt
                                                                                       securities and U.S. dollar-denominated
                                                                                       foreign corporate high yield debt
                                                                                       securities, both of which include
                                                                                       private placements
                                                                                     - up to 20% of its assets in equity
                                                                                     securities which may include convertible
                                                                                       securities

MONEY MARKET FUND
Nations Cash Reserves                 Preservation of principal value and            - money market instruments, including
                                      maintenance of a high degree of liquidity        commercial paper, bank obligations,
                                      while providing current income.                  short- term debt securities, short-term
                                                                                       taxable municipal securities, repurchase
                                                                                       agreements secured by first-tier
                                                                                       securities, U.S. government obligations
                                                                                       or U.S. Treasury obligations


--------------------------------------------------------------------------------

YOU'LL FIND SPECIFIC INFORMATION ABOUT EACH PORTFOLIO'S PRINCIPAL INVESTMENTS, STRATEGIES AND RISKS IN THE DESCRIPTIONS STARTING ON PAGE 5.

--------------------------------------------------------------------------------

Other important information
(LINE GRAPH GRAPHIC)
The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Portfolio or Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Portfolio that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Portfolio becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Portfolios or any Fund may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN NATIONS MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Funds and the Portfolios may invest their assets in Nations Money Market Funds. BACAP and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds and the Portfolios for services provided directly. BACAP may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Funds.

      - FOREIGN INVESTMENT RISK -- Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulties selling some investments, which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If a Fund invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

      - INVESTING DEFENSIVELY -- A Portfolio may temporarily hold up to 100% of its assets in Nations Cash Reserves, a money market fund, to try to protect it during a market or economic downturn or because of political or other conditions. A Portfolio may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to the Portfolios and the Funds, including investment advisory, investment sub-advisory, distribution, administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Portfolios and the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO TURNOVER -- A Portfolio or Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Portfolio's returns. The Portfolios generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for each Portfolio in FINANCIAL HIGHLIGHTS.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Portfolio's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.321.7854 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

How the Portfolios are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------


INVESTMENT ADVISER

BACAP is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Portfolios described in this prospectus.

BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $195 billion, BACAP acts as investment manager for individuals, corporations, private investment companies and financial institutions. BACAP uses a team approach to investment management. Each team or individual portfolio manager has access to the latest technology and analytical resources.

BACAP's Investment Strategies Team is responsible for making the day-to-day investment decisions for each Portfolio.

BACAP is also the investment adviser to the Nations Funds that appear in the table below. The table tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund for which BACAP has not engaged an investment sub-advisor.

  FUND                                         BACAP TEAM
  NATIONS VALUE FUND                           VALUE STRATEGIES TEAM



  NATIONS STRATEGIC GROWTH FUND(1)             GROWTH STRATEGIES TEAM



  NATIONS CAPITAL GROWTH FUND                  GROWTH STRATEGIES TEAM



  NATIONS MIDCAP VALUE FUND                    VALUE STRATEGIES TEAM



  NATIONS MIDCAP GROWTH FUND                   SMALL&MIDCAP GROWTH STRATEGIES
                                               TEAM



  NATIONS SMALLCAP VALUE FUND(1)               VALUE STRATEGIES TEAM



  NATIONS SMALL COMPANY FUND(1)                SMALL&MIDCAP GROWTH STRATEGIES
                                               TEAM



  NATIONS SHORT-TERM INCOME FUND               FIXED INCOME MANAGEMENT TEAM



  NATIONS BOND FUND                            FIXED INCOME MANAGEMENT TEAM



  NATIONS CONVERTIBLE SECURITIES FUND          INCOME STRATEGIES TEAM



  NATIONS CASH RESERVES                        CASH INVESTMENT TEAM

(1)These funds don't have their own investment adviser because they invest in Nations Strategic Growth Master Portfolio, Nations SmallCap Value Master Portfolio and Nations Small Company Master Portfolio, respectively. BACAP is the investment adviser to each Master Portfolio.

Nations Funds pays BACAP an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Portfolio and is paid monthly. BACAP has also agreed to pay all other Portfolio expenses, except taxes, brokerage fees and commissions, extraordinary expenses, and any distribution (12b-1), shareholder servicing or shareholder administration fees.

The following chart shows the maximum advisory fee BACAP can receive, along with the actual advisory fees BACAP and/or an affiliate received during the Portfolios' last fiscal year:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  NATIONS LIFEGOAL GROWTH PORTFOLIO                           0.25%        0.25%



  NATIONS LIFEGOAL BALANCED GROWTH PORTFOLIO                  0.25%        0.25%



  NATIONS LIFEGOAL INCOME AND GROWTH PORTFOLIO                0.25%        0.25%

INVESTMENT SUB-ADVISERS

Nations Funds and BACAP may engage one or more investment sub-advisers for each Portfolio to make day-to-day investment decisions for the Portfolio. BACAP retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Portfolios' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BACAP may at times recommend to the Board that a Portfolio:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Portfolio to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. BACAP and Nations Funds have applied for relief from the SEC to permit the Portfolios to act on many of BACAP's recommendations with approval only by the Board and not by Portfolio shareholders. BACAP or a Portfolio would inform the Portfolio's shareholders of any actions taken in reliance on this relief. Until BACAP and the Portfolios obtain the relief, each Portfolio will continue to submit these matters to shareholders for their approval to the extent required by applicable law.


Nations Funds and BACAP have engaged investment sub-advisers to provide day-to-day portfolio management for certain underlying Nations Funds in which the Portfolios invest. These sub-advisers function under the supervision of BACAP and the Board of Nations Funds.

--------------------------------------------------------------------------------

MARSICO CAPITAL
MANAGEMENT, LLC

1200 17TH STREET
SUITE 1300
DENVER, COLORADO 80202

--------------------------------------------------------------------------------


MARSICO CAPITAL MANAGEMENT, LLC

Marsico Capital is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Marsico Capital is a full service investment advisory firm founded by Thomas F. Marsico in September 1997. Marsico Capital currently has approximately $20.8 billion in assets under management.

Marsico Capital is the investment sub-adviser to:

  - Nations Marsico Focused Equities Master Portfolio

  - Nations Marsico International Opportunities Master Portfolio

Marsico Capital is a co-investment sub-adviser to:

  - Nations International Equity Master Portfolio

THOMAS F. MARSICO, Chairman and Chief Executive Officer of Marsico Capital, is one of the co-portfolio managers of Nations Marsico Focused Equities Master Portfolio. Mr. Marsico was an executive vice president and portfolio manager at Janus Capital Corporation from 1988 until he formed Marsico Capital in September 1997. He has more than 20 years of experience as a securities analyst and portfolio manager.

JAMES A. HILLARY, is one of the co-portfolio managers of Nations Marsico Focused Equities Master Portfolio. Mr. Hillary has 14 years of experience as a securities analyst and portfolio manager and is a founding member of Marsico Capital. Prior to joining Marsico Capital in 1997, Mr. Hillary was a portfolio manager at W.H. Reaves, a New Jersey-based money management firm where he managed equity mutual funds and separate accounts. He holds a Bachelor's degree from Rutgers University and a law degree from Fordham University. Mr. Hillary is also a certified public accountant.

JAMES G. GENDELMAN, is the portfolio manager of Nations Marsico International Opportunities Master Portfolio and Marsico Capital's portion of Nations International Equity Master Portfolio. Prior to joining Marsico Capital in May 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a Bachelor's degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was an accountant for Ernst & Young from 1983 to 1985.

--------------------------------------------------------------------------------

BRANDES INVESTMENT
PARTNERS, LLC

11988 EL CAMINO REAL
SUITE 500
SAN DIEGO, CALIFORNIA 92130

--------------------------------------------------------------------------------


BRANDES INVESTMENT PARTNERS, LLC

Founded in 1974, Brandes is an investment advisory firm with 69 investment professionals who manage more than $51.8 billion in assets. Brandes uses a value-oriented approach to managing global investments, seeking to build wealth by buying high quality, undervalued stocks.

Brandes is the investment sub-adviser to Nations International Value Master Portfolio. Brandes' Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Master Portfolio.

--------------------------------------------------------------------------------

INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC.

1360 PEACHTREE STREET, N.E.
ATLANTA, GEORGIA 30309

--------------------------------------------------------------------------------


INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC.

INVESCO is a division of AMVESCAP PLC, a publicly traded UK financial holding company located in London. INVESCO has approximately $9.1 billion in assets under management.

INVESCO is one of the three investment sub-advisers to Nations International Equity Master Portfolio. INVESCO's International Equity Portfolio Management Team is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio.

--------------------------------------------------------------------------------

PUTNAM INVESTMENT MANAGEMENT, LLC

ONE POST OFFICE SQUARE
BOSTON, MASSACHUSETTS 02109

--------------------------------------------------------------------------------


PUTNAM INVESTMENT MANAGEMENT, LLC

Putnam is a wholly-owned subsidiary of Putnam Investments Trust which, except for shares held by employees, is owned by Marsh & McLennan Companies. Putnam has approximately $266 billion in assets under management.

Putnam is one of three investment sub-advisers to Nations International Equity Master Portfolio. Putnam's Core International Equity Group is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio.

--------------------------------------------------------------------------------

MACKAY SHIELDS LLC

9 WEST 57TH STREET
NEW YORK, NEW YORK 10019

--------------------------------------------------------------------------------


MACKAY SHIELDS LLC

Founded in 1938, MacKay Shields is an independently-managed, wholly-owned subsidiary of New York Life Insurance Company. The firm's 80 investment professionals manage more than $30 billion in assets, including over $11.5 billion in high yield assets.

MacKay Shields' High Yield Portfolio Management Team is responsible for making the day-to-day decisions for Nations High Yield Bond Master Portfolio.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

BACAP DISTRIBUTORS, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------

The Portfolios are distributed by BACAP Distributors, LLC (BACAP Distributors), a registered broker/dealer. BACAP Distributors does not receive any fees for the administrative services it provides to the Portfolios. BACAP Distributors may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

BACAP Distributors is also administrator of the Portfolios, and is responsible for overseeing the administrative operations of the Portfolios.

--------------------------------------------------------------------------------

PFPC INC.

400 BELLEVUE PARKWAY
WILMINGTON, DELAWARE 19809

--------------------------------------------------------------------------------


PFPC Inc. (PFPC) is the transfer agent for the Portfolios' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Choosing a share class

(CHOOSING A SHARE CLASS GRAPHIC)

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.




 FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.321.7854.




 BEFORE YOU INVEST, PLEASE NOTE THAT OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

--------------------------------------------------------------------------------


Before you can invest in the Portfolios, you'll need to choose a share class. There are three classes of shares of each Portfolio offered by this prospectus. Each class has its own sales charges and fees. The table below compares the charges and fees and other features of the share classes.

                               INVESTOR A          INVESTOR B          INVESTOR C
                                 SHARES              SHARES              SHARES
  MAXIMUM AMOUNT YOU CAN
  BUY                           NO LIMIT            $250,000            NO LIMIT



  MAXIMUM FRONT-END SALES
  CHARGE                         5.75%                NONE                NONE



  MAXIMUM DEFERRED SALES
  CHARGE                        NONE(1)             5.00%(2)            1.00%(3)



  MAXIMUM ANNUAL                               0.75% DISTRIBUTION  0.75% DISTRIBUTION
  DISTRIBUTION AND         0.25% DISTRIBUTION   (12B-1) FEE AND     (12B-1) FEE AND
  SHAREHOLDER SERVICING     (12B-1)/SERVICE          0.25%               0.25%
  FEES                            FEE             SERVICE FEE         SERVICE FEE



  CONVERSION FEATURE              NONE                YES                 NONE

(1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A
   SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(2)This charge decreases over time. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

Investor A Shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Portfolios, unless you qualify for a waiver or reduction of the sales charge. However, Investor A Shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Investor B and Investor C Shares. This means that Investor A Shares can be expected to pay relatively higher distributions per share.

Investor B Shares have limits on how much you can invest. When you buy Investor B or Investor C Shares, the full amount is invested in the Portfolios. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Investor C Shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Investor A Shares. Although the full amount of your purchase is invested in the Portfolios, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Investor B and Investor C Shares. You should also consider the conversion feature for Investor B Shares, which is described in ABOUT INVESTOR B SHARES.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A PORTFOLIO EVERY BUSINESS DAY.
--------------------------------------------------------------------------------



(ABOUT INVESTOR A  ABOUT INVESTOR A SHARES
  SHARES GRAPHIC)

      There is no limit to the amount you can invest in Investor A Shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares.

      FRONT-END SALES CHARGE

      You'll pay a front-end sales charge when you buy Investor A Shares, unless:

        - you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- FRONT END SALES CHARGES

        - you're reinvesting distributions

      The sales charge you'll pay depends on the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

                                                                        AMOUNT RETAINED
                                     SALES CHARGE     SALES CHARGE     BY SELLING AGENTS
                                    AS A % OF THE     AS A % OF THE      AS A % OF THE
                                    OFFERING PRICE   NET ASSET VALUE    OFFERING PRICE
         AMOUNT YOU BOUGHT            PER SHARE         PER SHARE          PER SHARE
         $0 - $49,999                   5.75%             6.10%              5.00%



         $50,000 - $99,999              4.50%             4.71%              3.75%



         $100,000 - $249,999            3.50%             3.63%              2.75%



         $250,000 - $499,999            2.50%             2.56%              2.00%



         $500,000 - $999,999            2.00%             2.04%              1.75%



         $1,000,000 OR MORE             0.00%             0.00%              1.00%(1)

      (1)1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. BACAP Distributors pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      CONTINGENT DEFERRED SALES CHARGE

      If you own or buy $1,000,000 or more of Investor A Shares, there is one situation when you'll pay a CDSC:

        - If you sell your shares within 18 months of buying them, you'll pay a CDSC of 1.00%.

      The CDSC is calculated from the day your purchase is accepted (the trade date). We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower.

      You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.


(About Investor B  ABOUT INVESTOR B SHARES
  Shares GRAPHIC)

      You can buy up to $250,000 in aggregate of Investor B Shares. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them.

      CONTINGENT DEFERRED SALES CHARGE

      You'll pay a CDSC when you sell your Investor B Shares, unless:

        - you bought the shares before August 1, 1997

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

      The CDSC you pay depends on when you bought your shares, how much you bought in some cases, and how long you held them.

         IF YOU SELL YOUR SHARES
         DURING THE FOLLOWING YEAR:                          YOU'LL PAY A CDSC OF:
         ----------------------------------------------------------------------------------------
                                               SHARES YOU         SHARES YOU BOUGHT BETWEEN
                                              BOUGHT AFTER         8/1/1997 AND 11/15/1998
                                               11/15/1998         IN THE FOLLOWING AMOUNTS:
                                              ------------   ------------------------------------
                                                               $0 -     $250,000 -    $500,000 -
                                                             $249,999    $499,999      $999,999
         THE FIRST YEAR YOU OWN THEM              5.0%         5.0%         3.0%          2.0%



         THE SECOND YEAR YOU OWN THEM             4.0%         4.0%         2.0%          1.0%



         THE THIRD YEAR YOU OWN THEM              3.0%         3.0%         1.0%          NONE



         THE FOURTH YEAR YOU OWN THEM             3.0%         3.0%         NONE          NONE



         THE FIFTH YEAR YOU OWN THEM              2.0%         2.0%         NONE          NONE



         THE SIXTH YEAR YOU OWN THEM              1.0%         1.0%         NONE          NONE



         AFTER SIX YEARS OF OWNING THEM           NONE         NONE         NONE          NONE

      The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

      Your selling agent receives compensation when you buy Investor B Shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      ABOUT THE CONVERSION FEATURE

      Investor B Shares generally convert automatically to Investor A Shares according to the following schedule:

                                                       WILL CONVERT TO INVESTOR A SHARES
         INVESTOR B SHARES YOU BOUGHT                     AFTER YOU'VE OWNED THEM FOR
         AFTER NOVEMBER 15, 1998                                  EIGHT YEARS



         BETWEEN AUGUST 1, 1997 AND NOVEMBER 15, 1998
           $0 -- $249,000                                         NINE YEARS
           $250,000 -- $499,999                                    SIX YEARS
           $500,000 -- $999,999                                   FIVE YEARS



         BEFORE AUGUST 1, 1997                                    NINE YEARS

      Investor B Shares purchased during certain periods prior to August 1, 1997 may have had different or no conversion rights. Please refer to the conversion rights outlined in the original prospectus relating to those Investor B Shares.

      The conversion feature allows you to benefit from the lower operating costs of Investor A Shares, which can help increase total returns.

      Here's how the conversion works:

        - We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Investor A Shares have lower expenses.

        - Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares will convert to Investor A Shares at the same time.

        - You'll receive the same dollar value of Investor A Shares as the Investor B Shares that were converted. No sales charge or other charges apply.

        - Investor B Shares that you received from an exchange of Investor B Shares of another Nations Fund will convert based on the day you bought the original shares. Your conversion date may be later if you exchanged to or from a Nations Money Market Fund.

        - Conversions are free from federal income tax.


(About Investor C  ABOUT INVESTOR C SHARES
  Shares GRAPHIC)

      There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.

      CONTINGENT DEFERRED SALES CHARGE

      You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

      The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

      Your selling agent receives compensation when you buy Investor C Shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.

YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR NOTIFYING NATIONS FUNDS THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


      WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE

      You may be eligible for a reduced or waived front-end sales charge or CDSC. Information about these reductions and waivers is provided below and may also be discussed in the SAI. Please contact your investment professional or contact Nations Funds at 1.800.321.7854 to determine whether you qualify for a reduction or waiver of these charges.

      FRONT-END SALES CHARGES

      (Investor A Shares)

      There are three ways you can lower the front-end sales charge you pay on Investor A Shares:

        - COMBINE PURCHASES YOU'VE ALREADY MADE
            Rights of accumulation allow you to combine the value of Investor A, Investor B and Investor C Shares you already own with Investor A Shares you're buying to calculate the sales charge. The sales charge is based on the total value of the shares you already own plus the value of the shares you're buying. Index Funds (including Nations LargeCap Enhanced Core Fund) and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify for rights of accumulation.

        - COMBINE PURCHASES YOU PLAN TO MAKE
            By signing a letter of intent, you can combine the value of shares you already own with the value of shares you plan to buy over a 13-month period to calculate the sales charge.

            - You can choose to start the 13-month period up to 90 days before you sign the letter of intent.

            - Each purchase you make will receive the sales charge that applies to the total amount you plan to buy.

            - If you don't buy as much as you planned within the period, you must pay the difference between the charges you've paid and the charges that actually apply to the shares you've bought.

            - Your first purchase must be at least 5% of the minimum amount for the sales charge level that applies to the total amount you plan to buy.

            - If the purchase you've made later qualifies for a reduced sales charge through the 90-day backdating provisions, we'll make an adjustment for the lower charge when the letter of intent expires. Any adjustment will be used to buy additional shares at the reduced sales charge.

        - COMBINE PURCHASES WITH FAMILY MEMBERS
            You can receive a quantity discount by combining purchases of Investor A Shares that you, your spouse and children under age 21 make on the same day. Some distributions or payments from the dissolution of certain qualified plans also qualify for the quantity discount. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify.

      The following investors can buy Investor A Shares without paying a front-end sales charge:

        - full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

        - banks, trust companies and thrift institutions, acting as fiduciaries

        - individuals receiving a distribution from a Bank of America trust or other fiduciary account may use the proceeds of that distribution to buy Investor A Shares without paying a front-end sales charge, as long as the proceeds are invested in the Portfolios within 90 days of the date of distribution

        - Nations Funds' Trustees, Directors and employees of its investment sub-advisers

        - registered broker/dealers that have entered into a Nations Funds dealer agreement with BACAP Distributors may buy Investor A Shares without paying a front-end sales charge for their investment account only

        - registered personnel and employees of these broker/dealers and their family members may buy Investor A Shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

        - employees or partners of any service provider to the Portfolios

        - investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

        - shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

      The following plans can buy Investor A Shares without paying a front-end sales charge:

        - pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code of 1986, as amended (the tax code)

        - employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under
          Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

            - have at least $500,000 invested in Investor A Shares of Nations
              Funds (except Money Market Funds), or

            - sign a letter of intent to buy at least $500,000 of Investor A
              Shares of Nations Funds (except Money Market Funds), or

            - be an employer-sponsored plan with at least 100 eligible participants, or

            - be a participant in an alliance program that has signed an agreement with the Portfolio or a selling agent

        - certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      You can also buy Investor A Shares without paying a sales charge if you buy the shares within 120 days of selling Investor A Shares of the same Portfolio. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the Investor A Shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, BACAP Distributors or their agents must receive your written request within 120 days after you sell your shares.

      CONTINGENT DEFERRED SALES CHARGES
      (Investor A, Investor B and Investor C Shares)

      You won't pay a CDSC on the following transactions:

        - shares sold by intermediaries that are part of the Nations Funds selling group where the intermediary has entered into an agreement with Nations Funds not to receive (or to return if received) all or any applicable portion of an up-front commission

        - shares sold following the death or disability (as defined in the tax code) of a shareholder, including a registered joint owner

        - shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

        - shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the tax code

        - shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

            - have at least $500,000 invested in Investor A, Investor B or
              Investor C Shares of Nations Funds, or

            - sign a letter of intent to buy at least $500,000 of Investor A,
              Investor B or Investor C Shares of Nations Funds, or

            - be an employer-sponsored plan with at least 100 eligible participants, or

            - be a participant in an alliance program that has signed an agreement with Nations Funds or its principal underwriter

        - the following retirement plan distributions:

            - lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

            - distributions from an individual retirement account (IRA) or
              Custodial Account under Section 403(b)(7) of the tax code, following attainment of age 59 1/2

            - a tax-free return of an excess contribution to an IRA

            - distributions from a qualified retirement plan that aren't subject to the 10% additional federal withdrawal tax under Section 72(t)(2) of the tax code

        - payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

        - shares sold under our right to liquidate a shareholder's account, including instances where the aggregate net asset value of Investor A, Investor B or Investor C Shares held in the account is less than the minimum account size

        - if you exchange Investor B or Investor C Shares of a Nations Fund that were bought through a Bank of America employee benefit plan for Investor A Shares of a Nations Fund

        - withdrawals made under the Automatic Withdrawal Plan described in BUYING, SELLING AND EXCHANGING SHARES, if the total withdrawals of Investor A, Investor B or Investor C Shares made in a year are less than 12% of the total value of those shares in your account. A CDSC may only apply to Investor A Shares if you bought more than $1,000,000

      You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same class of the same Portfolio within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the Investor B or Investor C Shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, BACAP Distributors or their agents must receive your written request within 120 days after you sell your shares.

      You won't pay a CDSC on the sale of Investor C Shares sold by a nonprofit organization qualified under Section 501(c)(3) of the tax code in connection with the Banc of America Capital Management Charitable Giving Program.

Buying, selling and exchanging shares
(Buying, selling and exchanging shares GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Portfolios through your selling agent or directly from Nations Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions or you need help placing an order.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum          minimum initial investment:                There is no limit to the amount you can
                                         - $1,000 for regular accounts              invest in Investor A and C Shares. You
                                         - $500 for traditional and Roth IRAs,      can invest up to $250,000 in Investor B
                                         and Coverdell Education Savings            Shares.
                                           Accounts
                                         - $250 for certain fee-based accounts
                                         - no minimum for certain retirement
                                         plan accounts like 401(k) plans and SEP
                                           accounts, but other restrictions
                                           apply
                                         minimum additional investment:
                                         - $100 for all accounts

                  Using our              minimum initial investment:                You can buy shares twice a month,
                  Systematic             - $100                                     monthly or quarterly, using automatic
                  Investment Plan        minimum additional investment:             transfers from your bank account.
                                         - $50

Selling shares    In a lump sum          - you can sell up to $50,000 of your       We'll deduct any CDSC from the amount
                                         shares by telephone, otherwise there       you're selling and send you or your
                                           are no limits to the amount you can      selling agent the balance, usually
                                           sell                                     within three business days of receiving
                                         - other restrictions may apply to          your order.
                                           withdrawals from retirement plan
                                           accounts                                 If you paid for your shares with a
                                                                                    check that wasn't certified, we'll hold
                                                                                    the sale proceeds when you sell those
                                                                                    shares for at least 15 days after the
                                                                                    trade date of the purchase, or until
                                                                                    the check has cleared.

                  Using our Automatic    - minimum $25 per withdrawal               Your account balance must be at least
                  Withdrawal Plan                                                   $10,000 to set up the plan. You can
                                                                                    make withdrawals twice a month,
                                                                                    monthly, quarterly, bi-annually or
                                                                                    annually. We'll send your money by
                                                                                    check or deposit it directly to your
                                                                                    bank account. No CDSC is deducted if
                                                                                    you withdraw 12% or less of the value
                                                                                    of your shares in a class.

Exchanging        In a lump sum          - minimum $1,000 per exchange              You can exchange your Investor A Shares
  shares                                                                            for Investor A Shares of any other
                                                                                    Portfolio or Nations Fund, except Index
                                                                                    Funds.

                                                                                    You can exchange your Investor B Shares
                                                                                    for Investor B Shares of any other
                                                                                    Portfolio or Nations Fund.

                                                                                    You can exchange your Investor C Shares
                                                                                    for Investor C Shares of any other
                                                                                    Portfolio or Nations Fund.

                                                                                    You won't pay a front-end sales charge,
                                                                                    CDSC or redemption fee on the shares
                                                                                    you're exchanging.

                  Using our Automatic    - minimum $25 per exchange                 You must already have an investment in
                  Exchange Feature                                                  the Portfolios or Funds into which you
                                                                                    want to exchange. You can make
                                                                                    exchanges monthly or quarterly.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Portfolio's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Portfolio at the end of each business day. The net asset value per share of a Portfolio is based on the net asset value per share of the Nations Funds the Portfolio invests in.

We calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN AN UNDERLYING FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, or the value of a security has been materially affected by events occurring after a foreign exchange closes, we'll base the price of a security on its fair value. When a Fund uses fair value to price securities it may value those securities higher or lower than another fund that uses market quotations to price the same securities. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a Fund could change on days when Fund shares may not be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.
  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A PORTFOLIO EVERY BUSINESS DAY.

--------------------------------------------------------------------------------


(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Investor A Shares at the offering price per share. You buy Investor B and Investor C Shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we'll refuse the order. We'll return any payment received for orders that we refuse.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Portfolio. We generally don't issue certificates.

      MINIMUM INITIAL INVESTMENT

      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $500 for traditional and Roth IRAs, and Coverdell Education Savings Accounts

        - $250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

        - $100 using our Systematic Investment Plan

        - There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
          IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this

      MINIMUM ADDITIONAL INVESTMENT

      You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Portfolios you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares twice a month, monthly or quarterly.

  - You can choose to have us transfer your money on or about the 15th or the last day of the month.
  - Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.

(SELLING SHARES    SELLING SHARES
  GRAPHIC)


--------------------------------------------------------------------------------




 FOR MORE INFORMATION
 ABOUT TELEPHONE ORDERS,
 SEE HOW ORDERS ARE
 PROCESSED.

--------------------------------------------------------------------------------

      Here are some general rules for selling shares:

        - We'll deduct any CDSC from the amount you're selling and send you the balance.

        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after BACAP Distributors, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Portfolio receives your order.

        - You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

        - under certain other circumstances allowed under the 1940 Act

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $10,000 to set up the plan.

  - If you set up the plan after you've opened your account, your signature must be guaranteed.

  - You can choose to have us transfer your money on or about the 10th or the 25th of the month.

  - You won't pay a CDSC on Investor A, Investor B or Investor C Shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Portfolio is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE PORTFOLIO OR FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------


(EXCHANGING SHARES EXCHANGING SHARES
  GRAPHIC)

      You can sell shares of a Portfolio to buy shares of another Portfolio or Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - You must exchange at least $1,000, or $25 if you use our Automatic Exchange Feature.

        - The rules for buying shares of a Portfolio or Fund, including any minimum investment requirements, apply to exchanges into that Portfolio or Fund.

        - You may only make exchanges into a Portfolio or Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Portfolio or Fund that is accepting investments.

        - The interests of a Portfolio's or Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." The exchange privilege is not intended as a vehicle for market timing. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. When BACAP believes frequent trading would have a disruptive effect on a Portfolio's or Fund's ability to manage its investments, a Portfolio or Fund may reject purchase orders and exchanges into a Portfolio or Fund by any person, group or account that is believed to be a market timer.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

      EXCHANGING INVESTOR A SHARES

      You can exchange Investor A Shares of a Portfolio for Investor A Shares of any other Portfolio or Nations Fund, except Index Funds (including Nations LargeCap Enhanced Core Fund).

      Here are some rules for exchanging Investor A Shares:

        - You won't pay a front-end sales charge on the shares of the Portfolio or Fund you're exchanging.

        - You won't pay a CDSC, if applicable, on the shares you're exchanging. Any CDSC will be deducted later on when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

      EXCHANGING INVESTOR B SHARES

      You can exchange Investor B Shares of a Portfolio for Investor B Shares of any other Portfolio or Nations Fund.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

      If you received Investor C Shares of a Nations Money Market Fund through an exchange of Investor B Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Investor C Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

      EXCHANGING INVESTOR C SHARES

      You can exchange Investor C Shares of a Portfolio for Investor C Shares of any other Portfolio or Nations Fund.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted later on when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $25 or more of Investor A, Investor B or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to PFPC in writing or call 1.800.321.7854.

  - You must already have an investment in the Portfolios or Funds you want to exchange.

  - You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

  - The rules for making exchanges apply to automatic exchanges.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

Your selling and servicing agents usually receive compensation based on your investment in the Portfolios. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS

Your selling agent may receive an up-front commission (reallowance) when you buy shares of a Portfolio. The amount of this commission depends on which share class you choose:

  - up to 5.00% of the offering price per share of Investor A Shares. The commission is paid from the sales charge we deduct when you buy your shares

  - up to 4.00% of the net asset value per share of Investor B Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  - up to 1.00% of the net asset value per share of Investor C Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

If you buy Investor B or Investor C Shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

BACAP Distributors and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The amount of the fee depends on the class of shares you own:

                                 MAXIMUM ANNUAL DISTRIBUTION (12B-1)
                                    AND SHAREHOLDER SERVICING FEES
                             (AS AN ANNUAL % OF AVERAGE DAILY NET ASSETS)
  INVESTOR A SHARES  0.25% COMBINED DISTRIBUTION (12B-1) AND SHAREHOLDER
                     SERVICING FEE



  INVESTOR B SHARES  0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                     FEE



  INVESTOR C SHARES  0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                     FEE

Fees are calculated daily and paid monthly. Because these fees are paid out of the Portfolios' assets on an ongoing basis they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Portfolios pay these fees to BACAP Distributors and/or to eligible selling and servicing agents and financial institutions, including BACAP or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:

  - a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Portfolios

  - additional amounts on all sales of shares:

      - up to 1.00% of the offering price per share of Investor A Shares

      - up to 1.00% of the net asset value per share of Investor B Shares

      - up to 1.00% of the net asset value per share of Investor C Shares

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

This compensation, which is not paid by the Portfolios, is discretionary and may be available only to selected selling and servicing agents. For example, BACAP Distributors sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BACAP Distributors and BACAP, and certain other selling or servicing agents. Selected selling and servicing agents also may receive compensation for opening a minimum number of accounts.

BACAP and BACAP Distributors may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

Distributions and taxes
(DISTRIBUTION AND TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A PORTFOLIO -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------

ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and realized capital gain to its shareholders. The Portfolios intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Portfolios won't have to pay any federal income tax. When a Portfolio makes this kind of a payment, it's split among all shares, and is called a distribution.

All of the Portfolios normally declare and pay distributions of net investment income quarterly, and distribute any net realized capital gain at least once a year. The Portfolios may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Portfolio usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Portfolio unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at 1.800.321.7854.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Portfolio shares shortly before the Portfolio makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Portfolio that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Portfolio sells those securities and distributes the gain. This distribution is also subject to tax. The Portfolios have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE PORTFOLIOS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING PORTFOLIO SHARES THROUGH A TAX-ADVANTAGED ACCOUNT SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Portfolio's ordinary income and net short-term capital gain generally are taxable to you as ordinary income. Distributions that come from net long-term capital gain generally are taxable to you as long-term capital gain.

Under recent changes to the tax code, an individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Portfolio's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Portfolio's sales and exchanges on or after May 6, 2003. Also, if you're an individual Portfolio shareholder, your distributions attributable to dividends received by the Portfolio from U.S. and certain foreign corporations after December 31, 2002 generally will be treated as net long-term capital gain, as long as certain holding period requirements are met by you for your Portfolio shares and the Portfolio for its stock producing such dividends. A portion of such distributions to corporate shareholders may qualify for the dividends-received deduction.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Portfolio. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Portfolio earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Portfolio shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Portfolio shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Portfolios have performed for the past five years or, if shorter, the period of a Portfolio's operations. Certain information reflects financial results for a single Portfolio share. The total investment return line indicates how much an investment in the Portfolio would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS LIFEGOAL GROWTH PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR A SHARES                            03/31/03#            03/31/02#            03/31/01             03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.68               $10.39               $15.48               $12.16
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.02                 --##                 0.07                 0.01
  Net realized and unrealized gain/(loss)
    on investments                              (2.87)                0.32                (2.26)                3.87
  Net increase/(decrease) in net assets
    resulting from investment operations        (2.85)                0.32                (2.19)                3.88
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.01)               (0.03)               (0.05)               (0.17)
  Distributions from net realized capital
    gains                                         --                   --                 (2.85)               (0.39)
  Total distributions                           (0.01)               (0.03)               (2.90)               (0.56)
  Net asset value, end of year                   $7.82               $10.68               $10.39               $15.48
  TOTAL RETURN++                               (26.68)%               3.04%              (16.50)%              32.67%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $21,559              $16,967              $9,728               $4,528
  Ratio of operating expenses to average
    net assets+++                                0.50%                0.50%                0.50%                0.50%
  Ratio of net investment income/(loss)
    to average net assets                        0.20%                0.00%                0.56%                0.09%
  Portfolio turnover rate                         13%                  33%                  58%                 161%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                    0.50%                0.50%                0.50%                0.50%

                                               YEAR ENDED
  INVESTOR A SHARES                             03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $12.50
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.04
  Net realized and unrealized gain/(loss)
    on investments                                0.30
  Net increase/(decrease) in net assets
    resulting from investment operations          0.34
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.08)
  Distributions from net realized capital
    gains                                        (0.60)
  Total distributions                            (0.68)
  Net asset value, end of year                   $12.16
  TOTAL RETURN++                                  2.87%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $3,404
  Ratio of operating expenses to average
    net assets+++                                 0.50%
  Ratio of net investment income/(loss)
    to average net assets                         0.21%
  Portfolio turnover rate                         159%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                     0.50%

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the underlying funds.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.

NATIONS LIFEGOAL GROWTH PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR B SHARES                            03/31/03#            03/31/02#            03/31/01             03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.46               $10.23               $15.35               $12.13
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.04)               (0.07)                0.02                (0.08)
  Net realized and unrealized gain/(loss)
    on investments                              (2.81)                0.30                (2.28)                3.84
  Net increase/(decrease) in net assets
    resulting from investment operations        (2.85)                0.23                (2.26)                3.76
  LESS DISTRIBUTIONS:
  Dividends from net investment income            --                  --##                (0.01)               (0.15)
  Distributions from net realized capital
    gains                                         --                   --                 (2.85)               (0.39)
  Total distributions                             --                  --##                (2.86)               (0.54)
  Net asset value, end of year                   $7.61               $10.46               $10.23               $15.35
  TOTAL RETURN++                               (27.25)%               2.25%              (17.18)%              31.68%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $35,069              $29,079              $14,753              $8,972
  Ratio of operating expenses to average
    net assets+++                                1.25%                1.25%                1.25%                1.25%
  Ratio of net investment income/(loss)
    to average net assets                       (0.55)%              (0.75)%              (0.19)%              (0.66)%
  Portfolio turnover rate                         13%                  33%                  58%                 161%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                    1.25%                1.25%                1.25%                1.25%

                                               YEAR ENDED
  INVESTOR B SHARES                             03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $12.49
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.06)
  Net realized and unrealized gain/(loss)
    on investments                                0.31
  Net increase/(decrease) in net assets
    resulting from investment operations          0.25
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.01)
  Distributions from net realized capital
    gains                                        (0.60)
  Total distributions                            (0.61)
  Net asset value, end of year                   $12.13
  TOTAL RETURN++                                  2.14%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $8,531
  Ratio of operating expenses to average
    net assets+++                                 1.25%
  Ratio of net investment income/(loss)
    to average net assets                        (0.54)%
  Portfolio turnover rate                         159%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                     1.25%

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the underlying funds.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.

NATIONS LIFEGOAL GROWTH PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR C SHARES                            03/31/03#            03/31/02#            03/31/01             03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.40               $10.18               $15.30               $12.09
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.04)               (0.07)                0.03                (0.08)
  Net realized and unrealized gain/(loss)
    on investments                              (2.79)                0.29                (2.29)                3.83
  Net increase/(decrease) in net assets
    resulting from investment operations        (2.83)                0.22                (2.26)                3.75
  LESS DISTRIBUTIONS:
  Dividends from net investment income            --                  --##                (0.01)               (0.15)
  Distributions from net realized capital
    gains                                         --                   --                 (2.85)               (0.39)
  Total distributions                             --                  --##                (2.86)               (0.54)
  Net asset value, end of year                   $7.57               $10.40               $10.18               $15.30
  TOTAL RETURN++                               (27.21)%               2.16%              (17.18)%              31.65%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $4,559               $3,436               $2,198               $1,485
  Ratio of operating expenses to average
    net assets+++                                1.25%                1.25%                1.25%                1.25%
  Ratio of net investment income/(loss)
    to average net assets                       (0.55)%              (0.75)%              (0.19)%              (0.66)%
  Portfolio turnover rate                         13%                  33%                  58%                 161%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                    1.25%                1.25%                1.25%                1.25%

                                               YEAR ENDED
  INVESTOR C SHARES                             03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $12.46
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.05)
  Net realized and unrealized gain/(loss)
    on investments                                0.30
  Net increase/(decrease) in net assets
    resulting from investment operations          0.25
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.02)
  Distributions from net realized capital
    gains                                        (0.60)
  Total distributions                            (0.62)
  Net asset value, end of year                   $12.09
  TOTAL RETURN++                                  2.07%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)              $473
  Ratio of operating expenses to average
    net assets+++                                 1.25%
  Ratio of net investment income/(loss)
    to average net assets                        (0.54)%
  Portfolio turnover rate                         159%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                     1.25%

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the underlying funds.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.

NATIONS LIFEGOAL BALANCED
GROWTH PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR A SHARES                            03/31/03#            03/31/02#            03/31/01             03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.41               $10.35               $11.99               $10.82
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.16                 0.27                 0.40                 0.34
  Net realized and unrealized gain/(loss)
    on investments                              (1.59)                0.19                (0.69)                1.53
  Net increase/(decrease) in net assets
    resulting from investment operations        (1.43)                0.46                (0.29)                1.87
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.19)               (0.29)               (0.40)               (0.41)
  Distributions from net realized capital
    gains                                         --                 (0.11)               (0.95)               (0.29)
  Total distributions                           (0.19)               (0.40)               (1.35)               (0.70)
  Net asset value, end of year                   $8.79               $10.41               $10.35               $11.99
  TOTAL RETURN++                               (13.77)%               4.52%               (2.61)%              18.03%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $37,750              $11,343              $4,308               $2,298
  Ratio of operating expenses to average
    net assets+++                                0.50%                0.50%                0.50%                0.50%
  Ratio of net investment income/(loss)
    to average net assets                        1.72%                2.77%                3.44%                3.12%
  Portfolio turnover rate                         26%                 117%                 106%                 124%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                    0.50%                0.50%                0.50%                0.50%

                                               YEAR ENDED
  INVESTOR A SHARES                             03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.94
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.25
  Net realized and unrealized gain/(loss)
    on investments                                0.21
  Net increase/(decrease) in net assets
    resulting from investment operations          0.46
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.25)
  Distributions from net realized capital
    gains                                        (0.33)
  Total distributions                            (0.58)
  Net asset value, end of year                   $10.82
  TOTAL RETURN++                                  4.44%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $1,308
  Ratio of operating expenses to average
    net assets+++                                 0.50%
  Ratio of net investment income/(loss)
    to average net assets                         2.52%
  Portfolio turnover rate                         121%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                     0.50%

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the underlying funds.
# Per share net investment income has been calculated using the monthly average shares method.

NATIONS LIFEGOAL BALANCED
GROWTH PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR B SHARES                            03/31/03#            03/31/02#            03/31/01             03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.39               $10.35               $12.00               $10.82
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.09                 0.20                 0.32                 0.26
  Net realized and unrealized gain/(loss)
    on investments                              (1.57)                0.17                (0.70)                1.54
  Net increase/(decrease) in net assets
    resulting from investment operations        (1.48)                0.37                (0.38)                1.80
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.14)               (0.22)               (0.32)               (0.33)
  Distributions from net realized capital
    gains                                         --                 (0.11)               (0.95)               (0.29)
  Total distributions                           (0.14)               (0.33)               (1.27)               (0.62)
  Net asset value, end of year                   $8.77               $10.39               $10.35               $12.00
  TOTAL RETURN++                               (14.33)%               3.62%               (3.37)%              17.26%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $87,911              $33,519              $13,676              $9,789
  Ratio of operating expenses to average
    net assets+++                                1.25%                1.25%                1.25%                1.25%
  Ratio of net investment income/(loss)
    to average net assets                        0.97%                2.02%                2.69%                2.37%
  Portfolio turnover rate                         26%                 117%                 106%                 124%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                    1.25%                1.25%                1.25%                1.25%

                                               YEAR ENDED
  INVESTOR B SHARES                             03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.92
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.17
  Net realized and unrealized gain/(loss)
    on investments                                0.22
  Net increase/(decrease) in net assets
    resulting from investment operations          0.39
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.16)
  Distributions from net realized capital
    gains                                        (0.33)
  Total distributions                            (0.49)
  Net asset value, end of year                   $10.82
  TOTAL RETURN++                                  3.78%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $8,925
  Ratio of operating expenses to average
    net assets+++                                 1.25%
  Ratio of net investment income/(loss)
    to average net assets                         1.77%
  Portfolio turnover rate                         121%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                     1.25%

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the underlying funds.
# Per share net investment income has been calculated using the monthly average shares method.

NATIONS LIFEGOAL BALANCED
GROWTH PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR C SHARES                            03/31/03#            03/31/02#            03/31/01             03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.49               $10.44               $12.09               $10.92
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.09                 0.20                 0.34                 0.26
  Net realized and unrealized gain/(loss)
    on investments                              (1.60)                0.18                (0.73)                1.55
  Net increase/(decrease) in net assets
    resulting from investment operations        (1.51)                0.38                (0.39)                1.81
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.13)               (0.22)               (0.31)               (0.35)
  Distributions from net realized capital
    gains                                         --                 (0.11)               (0.95)               (0.29)
  Total distributions                           (0.13)               (0.33)               (1.26)               (0.64)
  Net asset value, end of year                   $8.85               $10.49               $10.44               $12.09
  TOTAL RETURN++                               (14.41)%               3.66%               (3.43)%              17.22%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $7,620               $3,655               $1,613               $2,092
  Ratio of operating expenses to average
    net assets+++                                1.25%                1.25%                1.25%                1.25%
  Ratio of net investment income/(loss)
    to average net assets                        0.97%                2.02%                2.69%                2.37%
  Portfolio turnover rate                         26%                 117%                 106%                 124%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                    1.25%                1.25%                1.25%                1.25%

                                               YEAR ENDED
  INVESTOR C SHARES                             03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.92
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.20
  Net realized and unrealized gain/(loss)
    on investments                                0.26
  Net increase/(decrease) in net assets
    resulting from investment operations          0.46
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.13)
  Distributions from net realized capital
    gains                                        (0.33)
  Total distributions                            (0.46)
  Net asset value, end of year                   $10.92
  TOTAL RETURN++                                  4.43%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)              $266
  Ratio of operating expenses to average
    net assets+++                                 1.25%
  Ratio of net investment income/(loss)
    to average net assets                         1.77%
  Portfolio turnover rate                         121%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                     1.25%

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the underlying funds.
# Per share net investment income has been calculated using the monthly average shares method.

NATIONS LIFEGOAL INCOME AND
GROWTH PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR A SHARES                            03/31/03#            03/31/02#            03/31/01#            03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.41               $10.43               $10.69               $10.89
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.24                 0.36                 0.51                 0.48
  Net realized and unrealized gain/(loss)
    on investments                              (0.71)                0.01                (0.06)                0.03
  Net increase/(decrease) in net assets
    resulting from investment operations        (0.47)                0.37                 0.45                 0.51
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.24)               (0.34)               (0.47)               (0.48)
  Distributions from net realized capital
    gains                                       (0.03)               (0.05)               (0.24)               (0.23)
  Total distributions                           (0.27)               (0.39)               (0.71)               (0.71)
  Net asset value, end of year                   $9.67               $10.41               $10.43               $10.69
  TOTAL RETURN++                                (4.49)%               3.56%                4.33%                4.93%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $11,027              $4,241               $1,487                $789
  Ratio of operating expenses to average
    net assets+++                                0.50%                0.50%                0.50%                0.50%
  Ratio of net investment income/(loss)
    to average net assets                        2.47%                3.56%                4.80%                4.53%
  Portfolio turnover rate                         34%                  37%                  35%                  96%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                    0.50%                0.50%                0.50%                0.50%

                                               YEAR ENDED
  INVESTOR A SHARES                             03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.71
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.36
  Net realized and unrealized gain/(loss)
    on investments                                0.35
  Net increase/(decrease) in net assets
    resulting from investment operations          0.71
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.33)
  Distributions from net realized capital
    gains                                        (0.20)
  Total distributions                            (0.53)
  Net asset value, end of year                   $10.89
  TOTAL RETURN++                                  6.92%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $1,347
  Ratio of operating expenses to average
    net assets+++                                 0.50%
  Ratio of net investment income/(loss)
    to average net assets                         3.74%
  Portfolio turnover rate                         107%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                     0.50%

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the underlying funds.
# Per share net investment income has been calculated using the monthly average shares method.

NATIONS LIFEGOAL INCOME AND
GROWTH PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR B SHARES                            03/31/03#            03/31/02#            03/31/01#            03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.41               $10.44               $10.70               $10.89
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.17                 0.29                 0.43                 0.41
  Net realized and unrealized gain/(loss)
    on investments                              (0.71)                 --                 (0.06)                0.03
  Net increase/(decrease) in net assets
    resulting from investment operations        (0.54)                0.29                 0.37                 0.44
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.18)               (0.27)               (0.39)               (0.40)
  Distributions from net realized capital
    gains                                       (0.03)               (0.05)               (0.24)               (0.23)
  Total distributions                           (0.21)               (0.32)               (0.63)               (0.63)
  Net asset value, end of year                   $9.66               $10.41               $10.44               $10.70
  TOTAL RETURN++                                (5.20)%               2.77%                3.55%                4.25%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $43,905              $13,926              $5,391               $4,645
  Ratio of operating expenses to average
    net assets+++                                1.25%                1.25%                1.25%                1.25%
  Ratio of net investment income/(loss)
    to average net assets                        1.72%                2.81%                4.05%                3.78%
  Portfolio turnover rate                         34%                  37%                  35%                  96%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                    1.25%                1.25%                1.25%                1.25%

                                               YEAR ENDED
  INVESTOR B SHARES                             03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.70
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.28
  Net realized and unrealized gain/(loss)
    on investments                                0.35
  Net increase/(decrease) in net assets
    resulting from investment operations          0.63
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.24)
  Distributions from net realized capital
    gains                                        (0.20)
  Total distributions                            (0.44)
  Net asset value, end of year                   $10.89
  TOTAL RETURN++                                  6.16%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $4,806
  Ratio of operating expenses to average
    net assets+++                                 1.25%
  Ratio of net investment income/(loss)
    to average net assets                         2.99%
  Portfolio turnover rate                         107%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                     1.25%

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the underlying funds.
# Per share net investment income has been calculated using the monthly average shares method.

NATIONS LIFEGOAL INCOME AND
GROWTH PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR C SHARES                            03/31/03#            03/31/02#            03/31/01#            03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.37               $10.40               $10.67               $10.90
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.17                 0.29                 0.43                 0.40
  Net realized and unrealized gain/(loss)
    on investments                              (0.71)                 --                 (0.07)                0.03
  Net increase/(decrease) in net assets
    resulting from investment operations        (0.54)                0.29                 0.36                 0.43
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.18)               (0.27)               (0.39)               (0.43)
  Distributions from net realized capital
    gains                                       (0.03)               (0.05)               (0.24)               (0.23)
  Total distributions                           (0.21)               (0.32)               (0.63)               (0.66)
  Net asset value, end of year                   $9.62               $10.37               $10.40               $10.67
  TOTAL RETURN++                                (5.23)%               2.77%                3.50%                4.11%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $5,066               $1,829               $1,051                $848
  Ratio of operating expenses to average
    net assets+++                                1.25%                1.25%                1.25%                1.25%
  Ratio of net investment income/(loss)
    to average net assets                        1.72%                2.81%                4.05%                3.78%
  Portfolio turnover rate                         34%                  37%                  35%                  96%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                    1.25%                1.25%                1.25%                1.25%

                                               YEAR ENDED
  INVESTOR C SHARES                             03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.70
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.31
  Net realized and unrealized gain/(loss)
    on investments                                0.31
  Net increase/(decrease) in net assets
    resulting from investment operations          0.62
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.22)
  Distributions from net realized capital
    gains                                        (0.20)
  Total distributions                            (0.42)
  Net asset value, end of year                   $10.90
  TOTAL RETURN++                                  6.02%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)              $100
  Ratio of operating expenses to average
    net assets+++                                 1.25%
  Ratio of net investment income/(loss)
    to average net assets                         2.99%
  Portfolio turnover rate                         107%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                     1.25%

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the underlying funds.
# Per share net investment income has been calculated using the monthly average shares method.

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

LEHMAN AGGREGATE BOND INDEX -- an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN GOVERNMENT/CORPORATE BOND INDEX -- an unmanaged index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES INDEX -- a widely used measure of convertible securities performance, this unmanaged index measures the performance of all U.S. dollar denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance. The index is reweighted daily to reflect all market value increases and decreases, as well as new issues and redemptions. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MERRILL LYNCH 1-3 YEAR TREASURY INDEX -- an unmanaged index of U.S. Treasury bonds with maturities of 1 to 3 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

S&P 500(1) -- Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. TREASURY OBLIGATION -- a debt security issued by the U.S. Treasury.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)S&P has not reviewed any stock included in the S&P 500 for its investment merit. S&P determines and calculates its index independently of the Portfolios and is not a sponsor or affiliate of the Portfolios. S&P gives no information and makes no statements about the suitability of investing in the Portfolios or the ability of its index to track stock market performance. S&P makes no guarantees about the index, any data included in it and the suitability of the index or its data for any purpose. "Standard and Poor's" and "S&P 500" are trademarks of The McGraw-Hill Companies, Inc.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Where to find more information
(QUESTION MARK GRAPHIC)

You'll find more information about Nations LifeGoal Portfolios in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS

      The annual and semi-annual reports contain information about Portfolio investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Portfolio's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Portfolios and their policies.
                   The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Portfolios and make shareholder inquiries by contacting Nations
      Funds:

      By telephone: 1.800.321.7854

      By mail:
      NATIONS FUNDS
      C/O BACAP DISTRIBUTORS, LLC
      ONE BANK OF AMERICA PLAZA
      33RD FLOOR
      CHARLOTTE, NC 28255

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Portfolios can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Portfolios are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:
Nations Funds Trust, 811-09645
LGPROIX-0803


                                                            (NATIONS FUNDS LOGO)

                Prospectus
                ----------------------------------------------------------------
                August 1, 2003
(NATIONS FUNDS LOGO)

FIXED INCOME SECTOR PORTFOLIOS
Corporate Bond Portfolio
Mortgage- and Asset-Backed Portfolio
High Income Portfolio


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE PORTFOLIOS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE FIXED INCOME SECTOR PORTFOLIOS. SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 25.

YOUR INVESTMENT IN THESE PORTFOLIOS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about the Fixed Income Sector Portfolios. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE PORTFOLIOS

Fixed Income Sector Portfolios focus on the potential to earn income by investing primarily in fixed income securities. The High Income Portfolio focuses on the potential to earn income by investing primarily in high yield debt securities, which are often referred to as "junk bonds."

Fixed income securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of all fixed income securities and for high yield debt securities credit risk can have a significant impact because high yield debt securities are generally more sensitive to credit risk than other types of fixed income securities.

In every case, there's a risk that you'll lose money or you may not earn as much as you expect.

You'll find a discussion of each Portfolio's principal investments, strategies and risks in the Portfolio descriptions that start on page 4.

FOR MORE INFORMATION

The Portfolios are only available through certain wrap fee programs, certain other managed accounts and certain registered investment companies, including those sponsored or managed by Bank of America and its affiliates.

You'll find more information about the Portfolios in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Portfolio's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Portfolios
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) IS THE INVESTMENT ADVISER TO EACH OF THE PORTFOLIOS. BACAP IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH PORTFOLIO.




 YOU'LL FIND MORE ABOUT BACAP STARTING ON PAGE 15.

--------------------------------------------------------------------------------


CORPORATE BOND PORTFOLIO                                         4
------------------------------------------------------------------
MORTGAGE- AND ASSET-BACKED PORTFOLIO                             7
------------------------------------------------------------------
HIGH INCOME PORTFOLIO                                           10
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     13
------------------------------------------------------------------
HOW THE PORTFOLIOS ARE MANAGED                                  15

About an investment in the Portfolios
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying and selling shares                                     18
  Distributions and taxes                                       20
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            22
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   25
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

CORPORATE BOND PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS PORTFOLIO'S ADVISER. BACAP'S FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT
 BACAP ON PAGE 15.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks to maximize total return consistent with investing at least
                   80% of its assets in a diversified portfolio of corporate bonds.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Portfolio will invest at least 80% of its assets in corporate debt securities (rated BBB or better) including foreign debt securities denominated in U.S. dollars and asset-backed securities.

Normally, the Portfolio's average dollar-weighted maturity will be between five and fifteen years and its duration will be between four and seven years.

When selecting individual investments, the team:

  - looks at a fixed income security's potential to generate both income and price appreciation

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - manages risk by diversifying the Portfolio's investments among securities of many different issuers

The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

The Portfolio may also invest in cash equivalents and other short duration investments.

The Portfolio may invest up to 20% of its assets in U.S. Treasury obligations or other U.S. government obligations, preferred stocks and convertible securities. The Portfolio may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Portfolio may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER
 RISKS OF INVESTING IN THIS
 PORTFOLIO IN OTHER IMPORTANT
 INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Corporate Bond Portfolio has the following risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Portfolio depends on the amount of income paid by the securities the Portfolio holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - ASSET-BACKED SECURITIES RISK -- Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Portfolio's asset-backed securities may also be affected by various factors, including changes in interest rates, default rates on the underlying assets, the availability of information concerning the assets represented by these securities, the structure of these securities, and the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

      - FOREIGN INVESTMENT RISK -- Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, may also apply to some foreign investments.

      - CONVERTIBLE SECURITIES RISK -- The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Portfolio may accept the redemption, convert convertible security to common stock, or sell the convertible security to a third party.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Portfolio's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Portfolio. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         Because the Portfolio has not been in operation for a full calendar year, no performance information is included in the prospectus.


--------------------------------------------------------------------------------

THIS TABLE REFLECTS THE FACT THAT NO FEES OR EXPENSES ARE CHARGED TO THE PORTFOLIO. PARTICIPANTS IN THE WRAP FEE PROGRAMS ELIGIBLE TO INVEST IN THE PORTFOLIO PAY AN ASSET-BASED FEE FOR INVESTMENT SERVICES, BROKERAGE SERVICES AND INVESTMENT CONSULTATION, WHICH FEE IS NEGOTIABLE. PLEASE READ THE WRAP PROGRAM DOCUMENTS FOR INFORMATION REGARDING FEES CHARGED.

--------------------------------------------------------------------------------


(PERCENT SIGN      WHAT IT COSTS TO INVEST IN THE PORTFOLIO
  GRAPHIC)         This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

         SHAREHOLDER FEES
         (Fees paid directly from your investment)
         Maximum sales charge (load) imposed on purchases               none



         Maximum deferred sales charge (load)                           none



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)
         (Expenses that are deducted from the Portfolio's assets)



         Management fees                                                0.00%



         Other expenses                                                 0.00%
                                                                         -----



         Total annual Portfolio operating expenses                      0.00%
                                                                         =====

      (1)The table shows the fees and expenses of the Portfolio as 0% because the Portfolio does not charge any fees or expenses. Participants in the wrap fee programs eligible to invest in the Portfolio are required to pay fees to the program sponsor and should review the wrap program disclosure document that is provided for a discussion of fees and expenses charged.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Shares of the Portfolio for the time periods indicated and then sell all of your Shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          $0       $0        $0         $0

MORTGAGE- AND ASSET-BACKED PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS PORTFOLIO'S ADVISER. BACAP'S FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 15.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks to maximize total return consistent with investing at least
                   80% of its assets in a diversified portfolio of mortgage- and other asset-backed securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances the Portfolio will invest at least 80% of its assets in mortgage-related securities or other asset-backed securities.
                   Mortgage-related securities may include U.S. government obligations, or securities that are issued or guaranteed by private issuers, including collateralized mortgage obligations, commercial mortgage-backed securities, and mortgage-backed securities that are traded on a to-be-announced basis.
                   Asset-backed securities may include bonds backed by automobile or credit card receivables, equipment leases, home equity loans, manufactured housing loans, stranded utility costs, collateralized debt obligations, and other types of consumer loan or lease receivables. All investments in mortgage-backed and other asset-backed securities will normally be rated investment grade by one or more nationally recognized statistical rating agencies. The team may choose unrated securities it believes are of comparable quality at the time of investment.

The Portfolio may also invest up to 20% of its assets in U.S. Treasury obligations or other U.S. government obligations. Normally, the Portfolio's average dollar-weighted maturity will be between two and eight years and its duration will be between one and five years.

When selecting individual investments, the team:

  - looks at a fixed income security's potential to generate both income and price appreciation

  - allocates assets among mortgage-backed securities and asset-backed securities, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The team may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to manage risk by diversifying the Portfolio's investments in securities of many different issuers

The team may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

The Portfolio may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Portfolio may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER
 RISKS OF INVESTING IN THIS
 PORTFOLIO IN OTHER IMPORTANT
 INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Mortgage- and Asset-Backed Portfolio has the following risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      - MORTGAGE-RELATED RISK -- The value of the Portfolio's mortgage-related securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which tends to happen when interest rates fall, or later than expected, which tends to happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Portfolio may have to reinvest this money in mortgage-backed or other securities that have lower yields. Their value also may be affected by the creditworthiness of any credit enhancement provider and default rates on the underlying mortgages.

      - ASSET-BACKED SECURITIES RISK -- Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Portfolio's asset-backed securities may also be affected by various factors, including changes in interest rates, default rates on the underlying assets, the availability of information concerning the assets represented by these securities, the structure of these securities, and the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Portfolio depends on the amount of income paid by the securities the Portfolio holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Portfolio's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Portfolio. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         Because the Portfolio has not been in operation for a full calendar year, no performance information is included in the prospectus.


--------------------------------------------------------------------------------

THIS TABLE REFLECTS THE FACT THAT NO FEES OR EXPENSES ARE CHARGED TO THE PORTFOLIO. PARTICIPANTS IN THE WRAP FEE PROGRAMS ELIGIBLE TO INVEST IN THE PORTFOLIO PAY AN ASSET-BASED FEE FOR INVESTMENT SERVICES, BROKERAGE SERVICES AND INVESTMENT CONSULTATION, WHICH FEE IS NEGOTIABLE. PLEASE READ THE WRAP PROGRAM DOCUMENTS FOR INFORMATION REGARDING FEES CHARGED.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

         SHAREHOLDER FEES
         (Fees paid directly from your investment)
         Maximum sales charge (load) imposed on purchases               none



         Maximum deferred sales charge (load)                           none



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)
         (Expenses that are deducted from the Portfolio's assets)



         Management fees                                                0.00%



         Other expenses                                                 0.00%
                                                                         -----



         Total annual Portfolio operating expenses                      0.00%
                                                                         =====

      (1)The table shows the fees and expenses of the Portfolio as 0% because the Portfolio does not charge any fees or expenses. Participants in the wrap fee programs eligible to invest in the Portfolio are required to pay fees to the program sponsor and should review the wrap program disclosure document that is provided for a discussion of fees and expenses charged.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Shares of the Portfolio for the time periods indicated and then sell all of your Shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          $0       $0        $0         $0

HIGH INCOME PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S HIGH YIELD TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT
 BACAP ON PAGE 15.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks to maximize total return consistent with investing at least
                   80% of its assets in a diversified portfolio of high yield debt securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in domestic and foreign corporate high yield debt securities. These securities are not rated investment grade, but generally will be rated "Ba" or "B" by Moody's
                   Investors Service, Inc. or "BB" or "B" by Standard & Poor's Corporation. The
                   team may choose unrated securities if it believes they are of comparable quality at the time of investment. The Portfolio is not managed to a specific duration.

When selecting investments for the Portfolio, the team:

  - uses fundamental credit analysis

  - emphasizes current income while attempting to minimize risk to principal

  - seeks to identify a catalyst for capital appreciation, such as an operational or financial restructuring

  - tries to manage risk by diversifying the Portfolio's investments across securities of many different issuers

The team may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

The Portfolio may also invest in:

  - Domestic and foreign investment grade debt securities

  - U.S. Treasury obligations and agency securities

  - Total return swaps and interest rate swaps

  - Equity securities, which may include convertible securities and warrants

  - Cash equivalents and other short duration investments

The Portfolio may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Portfolio may use futures, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER
 RISKS OF INVESTING IN THIS
 PORTFOLIO IN OTHER IMPORTANT
 INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         High Income Portfolio has the following risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      - CREDIT RISK -- The types of securities in which the Portfolio typically invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Portfolio depends on the amount of income paid by the securities the Portfolio holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - LIQUIDITY RISK -- There is a risk that a security held by the Portfolio cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

      - FOREIGN INVESTMENT RISK -- Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, may also apply to some foreign investments.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Portfolio's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Portfolio. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

--------------------------------------------------------------------------------

FOR INFORMATION ABOUT THE PERFORMANCE OF ANOTHER ACCOUNT MANAGED BY BACAP, SEE HOW THE PORTFOLIOS ARE MANAGED.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         Because the Portfolio has not been in operation for a full calendar year, no performance information is included in the prospectus.


--------------------------------------------------------------------------------

THIS TABLE REFLECTS THE FACT THAT NO FEES OR EXPENSES ARE CHARGED TO THE PORTFOLIO. PARTICIPANTS IN THE WRAP FEE PROGRAMS ELIGIBLE TO INVEST IN THE PORTFOLIO PAY AN ASSET-BASED FEE FOR INVESTMENT SERVICES, BROKERAGE SERVICES AND INVESTMENT CONSULTATION, WHICH FEE IS NEGOTIABLE. PLEASE READ THE WRAP PROGRAM DOCUMENTS FOR INFORMATION REGARDING FEES CHARGED.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

         SHAREHOLDER FEES
         (Fees paid directly from your investment)
         Maximum sales charge (load) imposed on purchases               none



         Maximum deferred sales charge (load)                           none



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)
         (Expenses that are deducted from the Portfolio's assets)



         Management fees                                                0.00%



         Other expenses                                                 0.00%
                                                                         -----



         Total annual Fund operating expenses                           0.00%
                                                                         =====

      (1)The table shows the fees and expenses of the Portfolio as 0% because the Portfolio does not charge any fees or expenses. Participants in the wrap fee programs eligible to invest in the Portfolio are required to pay fees to the program sponsor and should review the wrap program disclosure document that is provided for a discussion of fees and expenses charged.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Shares of the Portfolio for the time periods indicated and then sell all of your Shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          $0       $0        $0         $0

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Portfolio's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Portfolio can be changed without shareholder approval. Any Portfolio with an 80% Policy may change it without shareholder approval by giving the shareholder at least 60 days notice. Other investment policies of any Portfolio may be changed only with shareholder approval.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Portfolios may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN NATIONS MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Portfolios may invest in Nations Money Market Funds. BACAP and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services. BACAP may waive fees which it is entitled to receive from the Nations Money Market Funds.

      - FOREIGN INVESTMENT RISK -- Portfolios that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If a Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

      - INVESTING DEFENSIVELY -- A Portfolio may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Portfolio may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- A Portfolio may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Portfolios, including investment advisory, investment sub-advisory, distribution, administration, sub-transfer agency and brokerage services, and are paid through the wrap fee programs and other managed accounts eligible to invest in the Portfolios for providing these services. Bank of America and its affiliates also may, at times, provide other services and be directly or indirectly compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Portfolios. Finally, Bank of America or its affiliates may serve as counterparties in transactions with the Portfolios where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO TURNOVER -- A Portfolio that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Portfolio's returns. The Portfolios generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for each Portfolio in FINANCIAL HIGHLIGHTS.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Portfolio's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.321.7854 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

How the Portfolios are managed
(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------


INVESTMENT ADVISER

BACAP is the investment adviser to over 70 mutual fund portfolios, including the Portfolios described in this prospectus.

BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $195 billion, BACAP acts as investment manager for individuals, corporations, private investment companies and financial institutions. BACAP uses a team approach to investment management. Each team has access to the latest technology and analytical resources.

The table below tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Portfolio.

  PORTFOLIO                                       BACAP TEAM
  CORPORATE BOND PORTFOLIO                        FIXED INCOME MANAGEMENT TEAM



  MORTGAGE- AND ASSET-BACKED PORTFOLIO            FIXED INCOME MANAGEMENT TEAM



  HIGH INCOME PORTFOLIO                           HIGH YIELD TEAM

BACAP does not receive any fee for its investment advisory services.

INVESTMENT SUB-ADVISERS

Nations Funds and BACAP may engage one or more investment sub-advisers for each Portfolio to make day-to-day investment decisions for the Portfolio. BACAP retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Portfolios' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BACAP may at times recommend to the Board that a Portfolio:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Portfolio to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. BACAP and the Portfolios have applied for relief from the SEC to permit the Portfolios to act on many of BACAP's recommendations with approval only by the Board and not by Portfolio shareholders. BACAP or a Portfolio would inform the Portfolio's shareholders of any actions taken in reliance on this relief. Until BACAP and the Portfolios obtain the relief, each Portfolio will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

PERFORMANCE OF ANOTHER ACCOUNT MANAGED BY BACAP

The High Income Portfolio commenced operations on August 28, 2002. The tables below are designed to show you how a composite of a similar account managed by BACAP performed over various periods in the past.

The single account composite that represents the High Income Portfolio composite has an investment objective and strategies and policies that are substantially similar to the High Income Portfolio and has been managed in a consistent manner by BACAP since the composite's inception. The returns of the High Income Portfolio composite are adjusted for transaction and brokerage fees only. The returns of the composite do not reflect any account, management and/or advisory fees and expenses, which, when factored in, will lower the composite's total return performance. The returns assume all dividends and distributions have been reinvested.

The table below shows the returns for the composite compared with the Salomon Smith Barney B/BB Index for the periods ending December 31, 2002 and since inception. The returns of the Salomon Smith Barney B/BB Index assume all dividends and distributions have been reinvested.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002


                                                                       SALOMON
                                                                     SMITH BARNEY
                                                         COMPOSITE    B/BB INDEX
  ONE YEAR                                                 1.70%       (1.55)%



  SINCE INCEPTION (7/1/00)                                 5.89%         0.14%

ANNUAL TOTAL RETURNS AS OF DECEMBER 31


                                                                       SALOMON
                                                                     SMITH BARNEY
                                                                         B/BB
                                                         COMPOSITE   MARKET INDEX
  2002                                                    1.70%       (1.55)%



  2001                                                    7.31%         5.19%

THIS INFORMATION IS DESIGNED TO DEMONSTRATE THE HISTORICAL TRACK RECORD OF BACAP. IT DOES NOT INDICATE HOW THE PORTFOLIO HAS PERFORMED OR WILL PERFORM IN THE FUTURE.

PERFORMANCE WILL VARY BASED ON MANY FACTORS, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND THE PORTFOLIO'S EXPENSES. THE PERFORMANCE REFLECTED IN THE COMPOSITE HAS BEEN CALCULATED IN COMPLIANCE WITH THE AIMR PERFORMANCE PRESENTATION STANDARDS WHICH DIFFER FROM THE METHOD USED BY THE SEC.

THE BACAP COMPOSITE INCLUDES A SINGLE ACCOUNT MANAGED BY BACAP. THE ACCOUNT DOESN'T PAY THE SAME EXPENSES THAT MUTUAL FUNDS PAY AND ISN'T SUBJECT TO THE DIVERSIFICATION RULES, TAX RESTRICTIONS AND INVESTMENT LIMITS UNDER THE 1940 ACT OR SUBCHAPTER M OF THE INTERNAL REVENUE CODE. RETURNS COULD HAVE BEEN LOWER IF THE COMPOSITE HAD BEEN SUBJECT TO THESE EXPENSES AND REGULATIONS.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

BACAP DISTRIBUTORS, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------

The Portfolios are distributed by BACAP Distributors, LLC (BACAP Distributors), a registered broker/dealer.

BACAP Distributors is also administrator of the Portfolios, and is responsible for overseeing the administrative operations of the Portfolios. BACAP does not receive any fee for its services and is responsible for paying BACAP Distributors any co-administration fees for its services, plus certain out-of-pocket expenses.

BACAP and BACAP Distributors may pay amounts from their own assets to selling or servicing agents of the Portfolios for services they provide.

--------------------------------------------------------------------------------

PFPC INC.

400 BELLEVUE PARKWAY WILMINGTON, DELAWARE 19809

--------------------------------------------------------------------------------


PFPC Inc. (PFPC) is the transfer agent for the Portfolios' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT AN INVESTMENT IN THE PORTFOLIOS
--------------------------------------------------------------------------------

Buying and selling shares
(BUYING AND SELLING SHARES GRAPHIC)
This prospectus offers Shares of the Portfolios. Here are some general rules about the Shares:
  - Shares are available only through certain wrap fee programs, certain other managed accounts and certain registered investment companies, including those sponsored or managed by Bank of America and certain of its affiliates.
  - There are no sales charges for buying or selling these Shares.
You'll find more information about buying and selling Shares on the pages that follow.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Portfolio's Shares -- or its net asset value per share. We calculate net asset value per Share for each class of each Portfolio at the end of each business day. First, we calculate the net asset value for each class of a Portfolio by determining the value of the Portfolio's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of Shares that investors are holding in the class.

VALUING SECURITIES IN A PORTFOLIO

The value of a Portfolio's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Portfolio. If prices aren't readily available, or the value of a security has been materially affected by events occurring after a foreign exchange closes, we'll base the price of a security on its fair market value. When a Portfolio uses fair value to price securities it may value those securities higher or lower than another fund that uses market quotations to price the same securities. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a Portfolio could change on days when Portfolio Shares may not be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange Shares are processed on business days. Orders received before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange Shares. If this happens, we'll return any money we've received.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A PORTFOLIO EVERY BUSINESS DAY.
--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying Shares:

        - Investors buy Shares at net asset value per Share.

        - Shares purchased are recorded on the books of the Portfolio. We generally don't issue certificates.


(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling Shares:

        - We normally send the sale proceeds by Fedwire within three business days after receiving a redemption order.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay an investor in securities or other property when the investor sells Shares.

        - We can delay payment of the sale proceeds for up to seven days.

Distributions and taxes
(DISTRIBUTIONS AND TAXES GRAPHIC)
ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and realized capital gain to its shareholders. The Portfolios intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Portfolios won't have to pay any federal income tax. When a Portfolio makes this kind of a payment, it's split among all Shares, and is called a distribution.

All of the Portfolios distribute any net realized capital gain at least once a year. The Portfolios normally declare and pay distributions of net investment income monthly. The Portfolios may, however, declare and pay distributions of net investment income more frequently.

Any distribution an investor receives is based on the number of Shares held on the record date, which is usually the day the distribution is declared (daily dividend Portfolios) or the day before the distribution is declared (all other Portfolios). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Portfolios), trade date (all other Portfolios) or realized capital gain from the trade date of the purchase up to and including the day before the Shares are sold.

Each time a distribution is made, the net asset value per Share is reduced by the amount of the distribution.

We'll generally pay distributions in cash.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If an investor sells all of their Shares, we'll normally pay any distribution that applies to those Shares in cash within five business days after the sale was made.

If an investor buys Portfolio Shares shortly before the Portfolio makes a distribution, the investor will, in effect, receive part of their purchase back in the distribution, which is subject to tax. Similarly, if an investor buys Shares of a Portfolio that holds securities with unrealized capital gain, they will, in effect, receive part of their purchase back if and when the Portfolio sells those securities and realizes and distributes the gain. This distribution is also subject to tax. The Portfolios have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE PORTFOLIO. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING PORTFOLIO SHARES THROUGH A TAX-ADVANTAGED ACCOUNT SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Portfolio's ordinary income and net short-term capital gain generally are taxable to you as ordinary income. Distributions that come from net long-term capital gain generally are taxable as long-term capital gain.

Under recent changes to the tax code, an individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Portfolio's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Portfolio's sales and exchanges on or after May 6, 2003. Also, if you're an individual Portfolio shareholder, your distributions attributable to dividends received by the Portfolio from U.S. and certain foreign corporations after December 31, 2002 generally will be treated as net long-term capital gain, as long as certain holding period requirements are met by you for your Portfolio shares and the Portfolio for its stock producing such dividends. A portion of such distributions to corporate shareholders may qualify for the dividends-received deduction.

In general, all distributions are taxable when paid, whether they are paid in cash or automatically reinvested in additional Shares of the Portfolio. Following the end of each year, we'll send a notice that tells an investor how much they've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

U.S. GOVERNMENT OBLIGATIONS


If an investor invests in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest each Portfolio earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to an investor (including amounts paid in securities and exchanges) if:

  - the investor hasn't given us a correct Taxpayer Identification Number (TIN) and hasn't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on the investor's account is incorrect according to its records

  - the IRS informs us that the investor is otherwise subject to backup withholding

The IRS may also impose penalties against investors if they don't give us a correct TIN.

Amounts we withhold are applied to an investor's federal income tax liability. An investor may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES


Redemptions (including redemptions paid in securities) and exchanges of Portfolio Shares usually will result in a taxable capital gain or loss to the investor, depending on the amount the investor receives for their Shares (or are deemed to receive in the case of exchanges) and the amount the investor paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held Portfolio Shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

CORPORATE BOND PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                                  PERIOD ENDED
                                                                   03/31/03*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                               $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                       0.44#
  Net realized and unrealized gain/(loss)
    on investments                                                    0.24
  Net increase/(decrease) in net assets
    resulting from investment operations                              0.68
  LESS DISTRIBUTIONS:
  Dividends from net investment income                               (0.26)
  Distributions from net realized gains                              (0.09)
  Total dividends and distributions                                  (0.35)
  Net asset value, end of period                                     $10.33
  TOTAL RETURN++                                                     6.99%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                              $14,772
  Ratio of net investment income/(loss)
    to average net assets                                            4.66%+
  Portfolio turnover rate                                             183%

* Corporate Bond Portfolio commenced operations on August 30, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
# Per share net investment income has been calculated using the monthly average shares method.

MORTGAGE- AND ASSET-BACKED
PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                                  PERIOD ENDED
                                                                   03/31/03*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                               $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                       0.17#
  Net realized and unrealized gain/(loss)
    on investments                                                    0.14
  Net increase/(decrease) in net assets
    resulting from investment operations                              0.31
  LESS DISTRIBUTIONS:
  Dividends from net investment income                               (0.10)
  Distributions from net realized gains                              (0.06)
  Total dividends and distributions                                  (0.16)
  Net asset value, end of period                                     $10.15
  TOTAL RETURN++                                                     3.08%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                               $9,205
  Ratio of net investment income/(loss)
    to average net assets                                            1.82%+
  Portfolio turnover rate                                             688%

* Mortgage- and Asset-Backed Portfolio commenced operations on August 30, 2002. + Annualized.
++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
# Per share net investment income has been calculated using the monthly average shares method.

HIGH INCOME PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                                  PERIOD ENDED
                                                                   03/31/03*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                               $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                       0.35#
  Net realized and unrealized gain/(loss)
    on investments                                                    0.24
  Net increase/(decrease) in net assets
    resulting from investment operations                              0.59
  LESS DISTRIBUTIONS:
  Dividends from net investment income                               (0.34)
  Distributions from net realized gains                              (0.01)
  Total dividends and distributions                                  (0.35)
  Net asset value, end of period                                     $10.24
  TOTAL RETURN++                                                     6.02%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                              $12,643
  Ratio of net investment income/(loss)
    to average net assets                                            6.12%+
  Portfolio turnover rate                                             84%

* High Income Portfolio commenced operations on August 30, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
# Per share net investment income has been calculated using the monthly average shares method.

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL MORTGAGE-BACKED SECURITIES -- securities that reflect an interest in and are secured by mortgage loans on commercial real estate.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principle place of business, the source of its revenues or other factors.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

SALOMON BROTHERS B/BB HIGH YIELD INDEX -- the Salomon Brothers B/BB High Yield Index is an unmanaged broad based index consisting of below investment-grade corporate bonds issued in the U.S. and rated "B" or "BB" by S&P. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. TREASURY OBLIGATION -- a debt security issued by the U.S. Treasury.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

Where to find more information
(QUESTION MARK GRAPHIC)
You'll find more information about the Portfolios in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS



      The annual and semi-annual reports contain information about Portfolio investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Portfolio's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Portfolios and their policies.
                   The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Portfolios and make shareholder inquiries by contacting us:

      By telephone: 1.800.321.7854

      By mail:
      NATIONS FUNDS
      C/O BACAP DISTRIBUTORS, LLC



      ONE BANK OF AMERICA PLAZA
      33RD FLOOR
      CHARLOTTE, NC 28255

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Portfolios can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Portfolio's are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


--------------------------------------------------------------------------------
SEC file number:
Nations Funds Trust, 811-09645
--------------------------------------------------------------------------------

                Index Funds
                ----------------------------------------------------------------
                Prospectus -- Investor A Shares



                August 1, 2003



(NATIONS FUNDS LOGO)


NATIONS LARGECAP INDEX FUND

NATIONS LARGECAP ENHANCED CORE FUND
(FORMERLY, NATIONS MANAGED INDEX FUND)

NATIONS MIDCAP INDEX FUND

NATIONS SMALLCAP INDEX FUND


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 40.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Nations Funds Index Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUNDS

The Index Funds focus on long-term growth. Except for Nations LargeCap Enhanced Core Fund, they all seek to match the industry and risk characteristics of a specific stock market index, like the S&P 500, by investing primarily in the equity securities that are included in the index. While maintaining the characteristics of the index, Nations LargeCap Enhanced Core Fund varies the number, type and weighting of its holdings from those of the index to try to provide higher returns.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk. There's always the risk that you'll lose money, or you may not earn as much as you expect.

CHOOSING THE RIGHT FUNDS FOR YOU

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Index Funds may be suitable for you if:

  - you have longer-term investment goals

  - they're part of a balanced portfolio

  - you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with equity securities

  - you have short-term investment goals

  - you're looking for a regular stream of income

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BACAP IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE ABOUT BACAP STARTING ON PAGE 25.

--------------------------------------------------------------------------------


NATIONS LARGECAP INDEX FUND                                      4
------------------------------------------------------------------
NATIONS LARGECAP ENHANCED CORE FUND                              9
(formerly, Nations Managed Index Fund)
------------------------------------------------------------------
NATIONS MIDCAP INDEX FUND                                       14
------------------------------------------------------------------
NATIONS SMALLCAP INDEX FUND                                     18
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     23
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       25

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         27
     How orders are processed                                   29
  How selling and servicing agents are paid                     34
  Distributions and taxes                                       35
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            37
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   40
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS LARGECAP INDEX FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S QUANTITATIVE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 25.

WHAT IS AN INDEX FUND?

INDEX FUNDS USE A "PASSIVE" OR "INDEXING" INVESTMENT APPROACH, WHICH ATTEMPTS TO DUPLICATE THE PERFORMANCE OF A SPECIFIC MARKET INDEX.

CORRELATION MEASURES HOW CLOSELY A FUND'S RETURNS MATCH THOSE OF AN INDEX. A PERFECT CORRELATION OF 1.0 MEANS THAT THE NET ASSET VALUE OF THE FUND INCREASES OR DECREASES IN EXACT PROPORTION TO CHANGES IN THE INDEX.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks investment results that (before fees and expenses) correspond to the total return of the Standard & Poor's 500 Composite Stock Price Index (S&P
                   500).

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks that are included in the S&P 500. The S&P 500 is an unmanaged index of 500 widely held common stocks, and is not available for investment.

The Fund may buy stock index futures and financial futures as substitutes for the underlying securities in the S&P 500.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Different common stocks have different weightings in the S&P 500, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P 500, the team will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P 500, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P 500. The Fund may buy shares of Bank of America Corporation, which is currently included in the S&P 500, subject to certain restrictions.

The Fund tries to achieve a correlation of at least 0.95 with the S&P 500 on an annual basis (before fees and expenses). The Fund's ability to track the S&P 500 is affected by transaction costs and other expenses, changes in the composition of the S&P 500, changes in the number of shares issued by the companies represented in the S&P 500, and by the timing and amount of shareholder purchases and redemptions, among other things.

Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The team tries to minimize these costs for the Fund by using program trades and crossing networks.

The team may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations LargeCap Index Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund tries to match (before fees and expenses) the returns of the S&P 500, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P 500. The value of the Fund will rise and fall with the performance of the S&P 500.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FUTURES RISK -- This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1996     1997     1998     1999     2000     2001     2002
                ----     ----     ----     ----     ----     ----     ----
               22.22%   32.04%   28.06%   20.34%   -9.60%   -12.45%  -22.57%



               *Year-to-date return as of June 30, 2003: 11.41%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 1998:           21.12%
         WORST: 3RD QUARTER 2002:         -17.41%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Investor A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                        1 YEAR    5 YEARS    FUND*
         INVESTOR A SHARES RETURNS BEFORE TAXES         -22.57%   -1.14%     7.02%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                -22.92%   -1.72%     6.18%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES        -13.85%   -1.03%     5.52%



         S&P 500 (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                           -22.09%   -0.58%     7.49%

      *THE INCEPTION DATE OF INVESTOR A SHARES IS OCTOBER 10, 1995. THE RETURN
       FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Investor A
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                 none



         Maximum deferred sales charge (load)                             none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.40%



         Distribution (12b-1) and shareholder servicing fees             0.25%



         Other expenses                                                  0.29%
                                                                          -------



         Total annual Fund operating expenses                            0.94%



         Fee waivers and/or reimbursements                              (0.34)%
                                                                          -------



         Total net expenses(2)                                           0.60%
                                                                          =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                       $61      $266      $487      $1,124

NATIONS LARGECAP ENHANCED CORE FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S QUANTITATIVE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 25.

WHAT IS AN ENHANCED CORE FUND?

AN ENHANCED CORE FUND IS DESIGNED TO DELIVER THE INDUSTRY AND RISK CHARACTERISTICS OF ITS BENCHMARK WITH THE BENEFITS OF RELATIVELY LOW COSTS AND ACTIVE INVESTMENT MANAGEMENT.

WITH AN ENHANCED CORE FUND, THE TEAM MAY TAKE ADVANTAGE OF INDIVIDUAL ASSET SELECTION FROM A VARIETY OF INSTRUMENTS THAT ARE EXPECTED TO GENERATE RETURNS IN EXCESS OF THE S&P 500.

THERE IS NO ASSURANCE THAT ACTIVE MANAGEMENT WILL RESULT IN A HIGHER RETURN THAN THE INDEX.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks, over the long term, to provide a total return that (before fees and expenses) exceeds the total return of the Standard & Poor's 500 Composite
                   Stock Price Index (S&P 500).

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in a portfolio consisting of common stocks that are included in the S&P 500, convertible securities that are convertible into stocks included in that index, and other derivatives whose economic returns are, by design, closely equivalent to the returns of the S&P 500 or its components. The S&P 500 is an unmanaged index of 500 widely held common stocks, and is not available for investment.

The team tries to maintain a portfolio that matches the risk characteristics of the S&P 500. The team will, from time to time, vary the number and percentages of the Fund's holdings to try to provide higher returns than the S&P 500 and to reduce the risk of underperforming the index over time. The Fund generally holds fewer stocks than the index and may hold securities that are not in the index.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Fund, the team uses quantitative analysis to evaluate the attractiveness of each potential investment. The team may examine a wide variety of factors classified as value measures (forward price-to-earnings, trailing price-to-earnings, book value-to-price, price-to-cash flow, etc.), growth measures (earnings growth, revenue growth, etc.), price momentum and earnings momentum (earnings change, estimate revision, earnings surprise, etc.), among others.

The Fund seeks to hold a higher percentage of attractive investments than the index and a lesser percentage, or none, of less attractive investments. In all cases, investments are selected with the intention of increasing return relative to the S&P 500 and/or reducing portfolio volatility relative to the S&P 500.

In addition, the team believes capital market inefficiencies may exist and may sometimes be exploited by using a variety of derivative instruments.

The team tries to control costs when it buys and sells securities for the Fund by using computerized systems called crossing networks that allow it to try to make trades at better prices and reduced commission rates.

The team may sell a stock when it believes other stocks in the index are more attractive investments, when the stock is removed from the index, or for other reasons.

The team uses various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  - may try to sell shares of a security with the highest cost for tax purposes first, before selling other shares of the same security. The team will only use this strategy when it is in the best interest of the Fund to do so and may sell other shares when appropriate

  - may offset capital gains by selling securities to realize a capital loss. This may reduce capital gains distributions

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies may also be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations LargeCap Enhanced Core Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks that it believes have the potential for higher total returns than the S&P 500. There is a risk that the returns of these investments will not exceed those of the S&P 500, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FUTURES RISK -- This Fund may use futures contracts periodically to manage liquidity. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1997     1998     1999     2000     2001     2002
                ----     ----     ----     ----     ----     ----
               33.19%   26.33%   17.41%   -11.14%  -9.56%   -21.86%



               *Year-to-date return as of June 30, 2003: 11.34%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 1998:           20.91%
         WORST: 3RD QUARTER 2002:         -17.77%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Investor A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                       1 YEAR    5 YEARS    FUND*
         INVESTOR A SHARES RETURNS BEFORE TAXES        -21.86%   -1.41%     5.97%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                               -23.04%   -2.82%     4.60%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES       -12.97%   -0.95%     4.96%



         S&P 500 (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                          -22.09%   -0.58%     6.67%

      *THE INCEPTION DATE OF INVESTOR A SHARES IS JULY 31, 1996. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Investor A
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                  0.40%



         Distribution (12b-1) and shareholder servicing fees              0.25%



         Other expenses                                                   0.40%
                                                                         ------



                                                                          1.05%
         Total annual Fund operating expenses



         Fee waivers and/or reimbursements                              (0.30)%
                                                                         ------



         Total net expenses(2)                                            0.75%
                                                                         ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                       $77      $304      $550      $1,255

NATIONS MIDCAP INDEX FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S QUANTITATIVE STRATEGIES MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 25.

WHAT IS AN INDEX FUND?

INDEX FUNDS USE A "PASSIVE" OR "INDEXING" INVESTMENT APPROACH, WHICH ATTEMPTS TO DUPLICATE THE PERFORMANCE OF A SPECIFIC MARKET INDEX.

CORRELATION MEASURES HOW CLOSELY A FUND'S RETURNS MATCH THOSE OF AN INDEX. A PERFECT CORRELATION OF 1.0 MEANS THAT THE NET ASSET VALUE OF THE FUND INCREASES OR DECREASES IN EXACT PROPORTION TO CHANGES IN THE INDEX.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks investment results that (before fees and expenses) correspond to the total return of the Standard & Poor's MidCap 400 Stock Price Index (S&P
                   MidCap 400).

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks that are included in the S&P MidCap 400. The S&P MidCap 400 is an unmanaged index of 400 domestic stocks chosen for their market size, liquidity and industry representation. The index is not available for investment.

The Fund may buy stock index futures and other financial futures as substitutes for the underlying securities in the S&P MidCap 400.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Different common stocks have different weightings in the S&P MidCap 400, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P MidCap 400, the team will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P MidCap 400, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P MidCap 400.

The Fund tries to achieve a correlation of at least 0.95 with the return of the S&P MidCap 400 on an annual basis (before fees and expenses). The Fund's ability to track the S&P MidCap 400 may be adversely affected by transaction costs and other expenses, changes in the composition of the S&P MidCap 400, changes in the number of shares issued by the companies represented in the S&P MidCap 400, and by the timing and amount of shareholder purchases and redemptions, among other things.

Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The team tries to minimize these costs for the Fund by using electronic trading systems such as crossing networks and other trading strategies.

The team may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, when the team believes the stock is not liquid enough, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations MidCap Index Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund tries to match (before fees and expenses) the returns of the S&P MidCap 400, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P MidCap 400. The value of the Fund will rise and fall with the performance of the S&P MidCap 400.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FUTURES RISK -- This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2001     2002
                ----     ----
               -1.21%   -15.18%



               *Year-to-date return as of June 30, 2003: 12.06%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 2001:           17.83%
         WORST: 3RD QUARTER 2002:         -16.73%


--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Investor A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P MidCap 400, an unmanaged index of 400 common stocks, weighted by market value. The S&P MidCap 400 is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                                 1 YEAR     FUND*
         INVESTOR A SHARES RETURNS BEFORE TAXES                  -15.18%   -3.42%



         INVESTOR A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS  -15.62%   -5.06%



         INVESTOR A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS
           AND SALE OF FUND SHARES                                -9.04%   -2.87%



         S&P MIDCAP 400 (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                                    -14.51%   -2.78%

      *THE INCEPTION DATE OF INVESTOR A SHARES IS MAY 31, 2000. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Investor A
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases               none



         Maximum deferred sales charge (load)                           none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.40%



         Distribution (12b-1) and shareholder servicing fees             0.25%



         Other expenses                                                  0.30%
                                                                          -------



         Total annual Fund operating expenses                            0.95%



         Fee waivers and/or reimbursements                              (0.35)%
                                                                          -------



         Total net expenses(2)                                           0.60%
                                                                          =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                       $61      $268      $491      $1,134

NATIONS SMALLCAP INDEX FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S QUANTITATIVE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 25.

WHAT IS AN INDEX FUND?

INDEX FUNDS USE A "PASSIVE" OR "INDEXING" INVESTMENT APPROACH, WHICH ATTEMPTS TO DUPLICATE THE PERFORMANCE OF A SPECIFIC MARKET INDEX.

CORRELATION MEASURES HOW CLOSELY A FUND'S RETURNS MATCH THOSE OF AN INDEX. A PERFECT CORRELATION OF 1.0 MEANS THAT THE NET ASSET VALUE OF THE FUND INCREASES OR DECREASES IN EXACT PROPORTION TO CHANGES IN THE INDEX.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks investment results that (before fees and expenses) correspond to the total return of the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600).

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks that are included in the S&P SmallCap 600. The S&P SmallCap 600 is an unmanaged market capitalization index consisting of 600 common stocks with market capitalizations ranging from $500 million to $3 billion that capture the economic and industry characteristics of small company stock performance. It is not available for investment.

The Fund may buy stock index futures and other financial futures as substitutes for the underlying securities in the S&P SmallCap 600.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Different common stocks have different weightings in the S&P SmallCap 600, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P SmallCap 600, the team will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P SmallCap 600, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P SmallCap 600.

The Fund tries to achieve a correlation of at least 0.95 with the S&P SmallCap 600 on an annual basis (before fees and expenses). The Fund's ability to track the S&P SmallCap 600 is affected by transaction costs and other expenses, changes in the composition of the S&P SmallCap 600, changes in the number of shares issued by the companies represented in the S&P SmallCap 600, and by the timing and amount of shareholder purchases and redemptions, among other things.

Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The team tries to minimize these costs for the Fund by using program trades and crossing networks.

The team may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPHIC)     RISKS AND OTHER THINGS TO CONSIDER
                   Nations SmallCap Index Fund has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund tries to match (before fees and expenses) the returns of the S&P SmallCap 600, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P SmallCap 600. The value of the Fund will rise and fall with the performance of the S&P SmallCap 600.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      - FUTURES RISK -- This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

--------------------------------------------------------------------------------






    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

    PRIOR TO MAY 12, 2000, THE FUND HAD A DIFFERENT INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1997     1998     1999     2000     2001     2002
                ----     ----     ----     ----     ----     ----
               27.55%   -1.89%    5.27%    9.20%    5.66%   -15.37%



               *Year-to-date return as of June 30, 2003: 12.51%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 2001:           20.49%
         WORST: 3RD QUARTER 1998:         -20.89%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

      The table shows the Fund's Investor A Shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P SmallCap 600, an unmanaged index of 600 common stocks, weighted by market capitalization. The S&P SmallCap 600 is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                             LIFE OF
                                                         1 YEAR    5 YEARS    FUND*
         INVESTOR A SHARES RETURNS BEFORE TAXES          -15.37%    0.17%     4.66%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                 -15.47%   -0.07%     4.26%



         INVESTOR A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES          -9.34%    0.10%     3.67%



         S&P SMALLCAP 600 (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                      -14.63%    2.44%     6.88%

      *THE INCEPTION DATE OF INVESTOR A SHARES IS OCTOBER 15, 1996. THE RETURN
       FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Investor A
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                 none



         Maximum deferred sales charge (load)                             none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.40%



         Distribution (12b-1) and shareholder servicing fees             0.25%



         Other expenses                                                  0.36%
                                                                          -------



         Total annual Fund operating expenses                            1.01%



         Fee waivers and/or reimbursements                              (0.36)%
                                                                          -------



         Total net expenses(2)                                           0.65%
                                                                          =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                       $66      $286      $523      $1,204

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Any Fund with an 80% Policy may change it without shareholder approval by giving the shareholder at least 60 days notice. Other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN NATIONS MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest their assets in Nations Money Market Funds. BACAP and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. BACAP may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Funds.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, distribution, administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO TURNOVER -- A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for each Fund in FINANCIAL HIGHLIGHTS.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.321.7854 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

How the Funds are managed
(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------


INVESTMENT ADVISER

BACAP is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Funds described in this prospectus.

BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $195 billion, BACAP acts as investment manager for individuals, corporations, private investment companies and financial institutions. BACAP uses a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP's Quantitative Strategies Team is responsible for making the day-to-day investment decisions for each Fund.

Nations Funds pays BACAP an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

BACAP has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2004. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BACAP will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BACAP can receive, along with the actual advisory fees BACAP and/or an affiliate received during the Funds' last fiscal year after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                           MAXIMUM     ACTUAL FEE
                                                           ADVISORY     PAID LAST
                                                             FEE       FISCAL YEAR
  NATIONS LARGECAP INDEX FUND                               0.40%         0.06%



  NATIONS LARGECAP ENHANCED CORE FUND                       0.40%         0.10%



  NATIONS MIDCAP INDEX FUND                                 0.40%         0.05%



  NATIONS SMALLCAP INDEX FUND                               0.40%         0.04%

INVESTMENT SUB-ADVISER

Nations Funds and BACAP may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BACAP retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BACAP may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or
  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. BACAP and the Funds have applied for relief from the SEC to permit the Funds to act on many of BACAP's recommendations with approval only by the Board and not by Fund shareholders. BACAP or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BACAP and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

BACAP DISTRIBUTORS, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------


The Funds are distributed by BACAP Distributors, LLC (BACAP Distributors), a registered broker/dealer. BACAP Distributors may pay distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

BACAP Distributors is also administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay BACAP Distributors a fee of 0.23% for its services, plus certain out-of-pocket-expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

--------------------------------------------------------------------------------

PFPC INC.

400 BELLEVUE PARKWAY
WILMINGTON, DELAWARE 19809

--------------------------------------------------------------------------------


PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares
(DOLLAR SIGN GRAPHIC)

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Funds through your selling agent or directly from Nations Funds. You don't pay any sales charges when you buy, sell or exchange Investor A Shares of the Index Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions or you need help placing an order.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum          minimum initial investment:                There is no limit to the amount you can
                                         - $1,000 for regular accounts              invest in Investor A Shares.
                                         - $500 for traditional and Roth IRAs,
                                         and Coverdell Education Savings
                                           Accounts
                                         - $250 for certain fee-based accounts
                                         - no minimum for certain retirement
                                         plan accounts like 401(k) plans and SEP
                                           accounts, but other restrictions
                                           apply
                                         minimum additional investment:
                                         - $100 for all accounts

                  Using our              minimum initial investment:                You can buy shares twice a month,
                  Systematic             - $100                                     monthly or quarterly, using automatic
                  Investment Plan        minimum additional investment:             transfers from your bank account.
                                         - $50

Selling shares    In a lump sum          - you can sell up to $50,000 of your       We'll send you or your selling agent
                                           shares by telephone, otherwise           the sale proceeds, usually within three
                                           there are no limits to the amount you    business days of receiving your order.
                                           can sell
                                         - other restrictions may apply to          If you paid for your shares with a
                                           withdrawals from retirement plan         check that wasn't certified, we'll hold
                                           accounts                                 the sale proceeds when you sell those
                                                                                    shares for at least 15 days after the
                                                                                    trade date of the purchase, or until
                                                                                    the check has cleared.

                  Using our Automatic    - minimum $25 per withdrawal               Your account balance must be at least
                  Withdrawal Plan                                                   $10,000 to set up the plan. You can
                                                                                    make withdrawals twice a month,
                                                                                    monthly, quarterly, bi-annually or
                                                                                    annually. We'll send your money by
                                                                                    check or deposit it directly to your
                                                                                    bank account.

Exchanging        In a lump sum          - minimum $1,000 per exchange              You can exchange Investor A Shares of
  shares                                                                            an Index Fund for Investor A Shares of
                                                                                    any other Index Fund.

                  Using our Automatic    - minimum $25 per exchange                 You must already have an investment in
                  Exchange Feature                                                  the Funds into which you want to
                                                                                    exchange. You can make exchanges
                                                                                    monthly or quarterly.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, we'll base the price of a security on its fair value. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.


(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Investor A Shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we'll refuse the order. We'll return any payment received for orders that we refuse.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

      MINIMUM INITIAL INVESTMENT

      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $500 for traditional and Roth individual retirement accounts (IRAs), and Coverdell Education Savings Accounts

        - $250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

        - $100 using our Systematic Investment Plan

        - There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
          IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this

      MINIMUM ADDITIONAL INVESTMENT

      You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

SYSTEMATIC INVESTMENT PLAN

You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

        - You can buy shares twice a month, monthly or quarterly.

        - You can choose to have us transfer your money on or about the 15th or the last day of the month.

        - Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.

(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after BACAP Distributors, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

--------------------------------------------------------------------------------




 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------


        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order.

        - You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

        - under certain other circumstances allowed under the 1940 Act

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

        - Your account balance must be at least $10,000 to set up the plan.

        - If you set up the plan after you've opened your account, your signature must be guaranteed.

        - You can choose to have us transfer your money on or about the 10th or the 25th of the month.

        - We'll send you a check or deposit the money directly to your bank account.

        - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(EXCHANGING SHARES EXCHANGING SHARES
  GRAPHIC)

      You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - You can exchange Investor A Shares of an Index Fund (including Nations LargeCap Enhanced Core Fund) for Investor A Shares of any other Index Fund (including Nations LargeCap Enhanced Core Fund).

        - You must exchange at least $1,000, or $25 if you use our Automatic Exchange Feature.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - The interests of a Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." The exchange privilege is not intended as a vehicle for market timing. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. When BACAP believes frequent trading would have a disruptive effect on a Fund's ability to manage its investments, a Fund may reject purchase orders and exchanges into a Fund by any person, group or account that is believed to be a market timer.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $25 or more of Investor A Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to PFPC in writing or call 1.800.321.7854.

  - If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

  - You must already have an investment in the Funds you want to exchange.

  - You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

  - The rules for making exchanges apply to automatic exchanges.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12b-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12b-1 UNDER THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES RELATED TO SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICING FEES

BACAP Distributors and selling and servicing agents may be compensated for selling shares and providing services to investors under a distribution and shareholder servicing plan.

BACAP Distributors and selling and servicing agents may receive a maximum combined annual distribution (12b-1) and shareholder servicing fee of 0.25% for selling shares and providing services to investors.

Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sale's charges you may pay.

The Funds pay these fees to BACAP Distributors and/or to eligible selling and servicing agents and financial institutions, including BACAP or other affiliates, for as long as the plan continues. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:

  - a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Fund

  - an amount of up to 1.00% of the net asset value per share on all sales of Investor A Shares

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

This compensation, which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, BACAP Distributors sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BACAP Distributors and BACAP, and certain other selling or servicing agents. Selected selling and servicing agents also may receive compensation for opening a minimum number of accounts.

BACAP and BACAP Distributors may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

Distributions and taxes

(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

All of the Funds distribute any net realized capital gain at least once a year. The Funds normally declare and pay distributions of net investment income annually. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at 1.800.321.7854.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the gain. This distribution is also subject to tax. The Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT SUCH AS A 401(k) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and net short-term capital gain generally are taxable to you as ordinary income. Distributions that come from net long-term capital gain generally are taxable to you as long-term capital gain.

Under recent changes to the tax code, an individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges on or after May 6, 2003. Also, if you're an individual Fund shareholder, your distributions attributable to dividends received by the Fund from U.S. and certain foreign corporations after December 31, 2002 generally will be treated as net long-term capital gain, as long as certain holding period requirements are met by you for your Fund shares and the Fund for its stock producing such dividends. A portion of such distributions to corporate shareholders may qualify for the dividends-received deduction.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS LARGECAP INDEX FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR A SHARES                            03/31/03#            03/31/02#            03/31/01#            03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $21.98               $22.24               $28.76               $24.94
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.20                 0.18                 0.17                 0.19
  Net realized and unrealized gain/(loss)
    on investments                              (5.75)               (0.26)               (6.52)                4.08
  Net increase/(decrease) in net asset
    value from operations                       (5.55)               (0.08)               (6.35)                4.27
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.16)               (0.18)               (0.17)               (0.19)
  Distributions from net realized capital
    gains                                         --                   --                (0.00)##              (0.26)
  Total dividends and distributions             (0.16)               (0.18)               (0.17)               (0.45)
  Net asset value, end of year                  $16.27               $21.98               $22.24               $28.76
  TOTAL RETURN++                               (25.28)%              (0.30)%             (22.18)%              17.32%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $23,660              $33,238              $27,417              $28,943
  Ratio of operating expenses to average
    net assets                                0.60%(a)(b)          0.60%(a)(b)          0.60%(a)(b)          0.60%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                        1.14%                0.80%                0.63%                0.71%
  Portfolio turnover rate                         6%                   7%                   8%                   7%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.94%(a)             0.93%(a)             0.93%(a)             0.96%(a)

                                               YEAR ENDED
  INVESTOR A SHARES                             03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $22.31
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.19
  Net realized and unrealized gain/(loss)
    on investments                                3.63
  Net increase/(decrease) in net asset
    value from operations                         3.82
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.20)
  Distributions from net realized capital
    gains                                        (0.99)
  Total dividends and distributions              (1.19)
  Net asset value, end of year                   $24.94
  TOTAL RETURN++                                 18.00%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $13,827
  Ratio of operating expenses to average
    net assets                                  0.60%(a)
  Ratio of net investment income/(loss)
    to average net assets                         0.92%
  Portfolio turnover rate                          4%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.96%(a)

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS LARGECAP ENHANCED CORE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR A SHARES                            03/31/03#            03/31/02#            03/31/01#            03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $13.99               $14.89               $22.04               $19.39
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.07                 0.08                 0.08                 0.11
  Net realized and unrealized gain/(loss)
    on investments                              (3.48)                0.40                (4.47)                2.78
  Net increase/(decrease) in net asset
    value from operations                       (3.41)                0.48                (4.39)                2.89
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.06)               (0.09)               (0.07)               (0.11)
  Distributions from net realized capital
    gains                                       (0.54)               (1.29)               (2.69)               (0.13)
  Total dividends and distributions             (0.60)               (1.38)               (2.76)               (0.24)
  Net asset value, end of year                   $9.98               $13.99               $14.89               $22.04
  TOTAL RETURN++                               (25.24)%               2.55%              (21.75)%              15.04%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $15,663              $25,420              $32,402              $51,433
  Ratio of operating expenses to average
    net assets                                0.75%(a)(b)          0.75%(a)(b)          0.75%(a)(b)          0.75%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                        0.65%                0.58%                0.42%                0.55%
  Portfolio turnover rate                        366%                 345%                  97%                  64%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.05%(a)             1.00%(a)             0.95%(a)             0.97%(a)

                                               YEAR ENDED
  INVESTOR A SHARES                             03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $17.14
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.14
  Net realized and unrealized gain/(loss)
    on investments                                2.39
  Net increase/(decrease) in net asset
    value from operations                         2.53
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.13)
  Distributions from net realized capital
    gains                                        (0.15)
  Total dividends and distributions              (0.28)
  Net asset value, end of year                   $19.39
  TOTAL RETURN++                                 14.97%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $51,439
  Ratio of operating expenses to average
    net assets                                  0.75%(a)
  Ratio of net investment income/(loss)
    to average net assets                         0.78%
  Portfolio turnover rate                          35%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.98%(a)

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MIDCAP INDEX FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                              YEAR ENDED         YEAR ENDED        PERIOD ENDED
  INVESTOR A SHARES                           03/31/03#          03/31/02#          03/31/01*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $9.33              $8.41              $9.55
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.05               0.05               0.05
  Net realized and unrealized gain/(loss)
    on investments                              (2.26)              1.46              (0.24)
  Net increase/(decrease) in net asset
    value from operations                       (2.21)              1.51              (0.19)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.04)             (0.04)             (0.06)
  Distributions from net realized capital
    gains                                       (0.12)             (0.55)             (0.89)
  Total dividends and distributions             (0.16)             (0.59)             (0.95)
  Net asset value, end of period                $6.96              $9.33              $8.41
  TOTAL RETURN++                               (23.98)%            17.99%            (2.84)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $2,189             $1,123              $215
  Ratio of operating expenses to average
    net assets                                 0.60%(a)           0.60%(a)          0.60%+(a)
  Ratio of operating expenses including
    interest expense to average net
    assets                                     0.60%(a)           0.60%(a)          0.60%+(a)
  Ratio of net investment income/(loss)
    to average net assets                       0.59%              0.57%              0.57%+
  Portfolio turnover rate                        15%                16%                69%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.95%(a)           0.97%(a)          1.00%+(a)

* MidCap Index Fund Investor A Shares commenced operations on May 31, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS SMALLCAP INDEX FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR A SHARES                            03/31/03#            03/31/02#            03/31/01#            03/31/00#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $15.60               $13.22               $13.52               $11.03
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.03                 0.03                 0.04                 0.01
  Net realized and unrealized gain/(loss)
    on investments                              (3.99)                2.72                (0.32)                2.49
  Net increase/(decrease) in net asset
    value from operations                       (3.96)                2.75                (0.28)                2.50
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.01)               (0.04)               (0.02)               (0.01)
  Distributions from net realized capital
    gains                                       (0.06)               (0.33)                 --                   --
  Total dividends and distributions             (0.07)               (0.37)               (0.02)               (0.01)
  Net asset value, end of year                  $11.57               $15.60               $13.22               $13.52
  TOTAL RETURN++                               (25.46)%              20.97%               (2.06)%              22.67%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $7,814               $8,724               $6,517               $7,610
  Ratio of operating expenses to average
    net assets                                 0.65%(a)             0.65%(a)             0.66%(a)             0.75%(a)
  Ratio of operating expenses including
    interest expense to average net
    assets                                     0.65%(a)             0.65%(a)             0.66%(a)             0.76%(a)
  Ratio of net investment income/(loss)
    to average net assets                        0.26%                0.21%                0.31%                0.10%
  Portfolio turnover rate                         26%                  18%                  65%                  53%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.01%(a)             1.01%(a)             1.04%(a)             1.02%(a)

                                               YEAR ENDED
  INVESTOR A SHARES                             03/31/99#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $14.08
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.03
  Net realized and unrealized gain/(loss)
    on investments                               (2.91)
  Net increase/(decrease) in net asset
    value from operations                        (2.88)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.03)
  Distributions from net realized capital
    gains                                        (0.14)
  Total dividends and distributions              (0.17)
  Net asset value, end of year                   $11.03
  TOTAL RETURN++                                (20.67)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $9,782
  Ratio of operating expenses to average
    net assets                                  0.75%(a)
  Ratio of operating expenses including
    interest expense to average net
    assets                                      0.75%(a)
  Ratio of net investment income/(loss)
    to average net assets                         0.27%
  Portfolio turnover rate                          65%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.07%(a)

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB CONVERTIBLE SECURITIES INDEX -- a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

LEHMAN AGGREGATE BOND INDEX -- an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN GOVERNMENT/CORPORATE BOND INDEX -- an unmanaged index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES INDEX -- a widely used measure of convertible securities performance, this unmanaged index measures the performance of all U.S. dollar denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance. The index is reweighted daily to reflect all market value increases and decreases, as well as new issues and redemptions. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MSCI EAFE INDEX -- Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investment. It is not available for investment.

MSCI WORLD INDEX -- Morgan Stanley Capital International World Index is an unmanaged index consisting of securities listed on exchanges in the major European and Asian countries, Australia and the U.S. and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is not available for investment.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

RUSSELL 1000 INDEX -- an unmanaged index comprised of the 1,000 largest stocks in the Russell 3000 Index. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index.

The Russell 3000 Index is a listing of 3,000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a "large cap" index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000 GROWTH INDEX -- an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000 VALUE INDEX -- an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000 INDEX -- an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000 GROWTH INDEX -- an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance, with a greater than average growth orientation. Companies in the Russell 2000 Growth Index tend to exhibit higher price-to-book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000 VALUE INDEX -- an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000 GROWTH INDEX -- an unmanaged index comprised of securities in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation. Companies in the Russell 3000 Growth Index tend to exhibit higher price to book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP GROWTH INDEX -- an unmanaged index which measures the performance of those Russell MidCap companies with higher price-to-book ratios and forecasted growth values. The companies are included in the Russell 1000 Growth Index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) INDEX -- an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.0 billion; the median market capitalization was approximately $2.9 billion. The largest company in the index had an approximate market capitalization of $12 billion. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) VALUE INDEX(1) -- an unmanaged index which measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500(1) -- Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P/IFC INVESTABLES INDEX -- an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. The index is weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P MIDCAP 400(1) -- an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P SMALLCAP 600(1) -- Standard & Poor's SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. TREASURY OBLIGATION -- a debt security issued by the U.S. Treasury.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)S&P has not reviewed any stock included in the S&P 500, S&P SmallCap 600 or S&P MidCap 400 Index for its investment merit. S&P determines and calculates its indices independently of the Funds and is not a sponsor or affiliate of the Funds. S&P gives no information and makes no statements about the suitability of investing in the Funds or the ability of its indices to track stock market performance. S&P makes no guarantees about the indices, any data included in them and the suitability of the indices or its data for any purpose. "Standard and Poor's," "S&P 500" and "S&P 600" are trademarks of The McGraw-Hill Companies, Inc.

Where to find more information
(QUESTION MARK GRAPHIC)

You'll find more information about Nations Funds Index Funds in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS

      The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Funds and their policies. The
                   SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations
      Funds:

      By telephone: 1.800.321.7854

      By mail:
      NATIONS FUNDS
      C/O BACAP DISTRIBUTORS, LLC
      ONE BANK OF AMERICA PLAZA
      33RD FLOOR
      CHARLOTTE, NC 28255

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:
Nations Funds Trust, 811-09645
INDEXPROIA-0803


                                                            (NATIONS FUNDS LOGO)

                Money Market Funds
                ----------------------------------------------------------------
                Prospectus -- Investor A Shares
                August 1, 2003


(NATIONS FUNDS LOGO)

NATIONS CASH RESERVES
NATIONS TREASURY RESERVES
NATIONS GOVERNMENT RESERVES
NATIONS TAX-EXEMPT RESERVES


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 34.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about some Nations Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUNDS

The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  - you're looking for a relatively low risk investment with stability of principal

  - you have short-term income needs

They may not be suitable for you if:

  - you're looking for higher returns

  - you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BACAP IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE ABOUT BACAP STARTING ON PAGE 18.

--------------------------------------------------------------------------------


NATIONS CASH RESERVES                                            4
------------------------------------------------------------------
NATIONS TREASURY RESERVES                                        7
------------------------------------------------------------------
NATIONS GOVERNMENT RESERVES                                     10
------------------------------------------------------------------
NATIONS TAX-EXEMPT RESERVES                                     13
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     16
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       18

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         20
     How orders are processed                                   22
  How selling, servicing and administration agents              28
     are paid
  Distributions and taxes                                       29
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            31
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   34
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS CASH RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 18.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - commercial paper

  - bank obligations

  - short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  - short-term taxable municipal securities

  - repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Cash Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.321.7854. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Capital Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


(Bar Chart)

               1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               2.89%    3.90%    6.02%    5.44%    5.62%    5.58%    5.22%    6.47%    4.22%    1.81%



              *Year-to-date return as of June 30, 2003: 0.60%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2000:          1.66%
         WORST: 4TH QUARTER 2002:         0.39%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002




                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         CAPITAL CLASS SHARES                    1.81%     4.65%     4.71%      4.78%

      *THE INCEPTION DATE OF CAPITAL CLASS SHARES IS OCTOBER 10, 1990.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Investor A
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                 none



         Maximum deferred sales charge (load)                             none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.15%



         Distribution (12b-1), shareholder servicing and shareholder
         administration fees                                             0.45%



         Other expenses                                                  0.11%
                                                                          -------



         Total annual Fund operating expenses                            0.71%



         Fee waivers and/or reimbursements                              (0.06)%
                                                                          -------



         Total net expenses(2)                                           0.65%
                                                                          =======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                       $66      $222      $391       $880

NATIONS TREASURY RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 18.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - U.S. Treasury obligations

  - repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations and U.S. government obligations

  - obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Treasury Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- Some of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.321.7854. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Capital Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


(Bar Chart)

               1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               2.98%    4.03%    5.87%    5.33%    5.47%    5.39%    4.93%    6.19%    3.98%    1.69%



              *Year-to-date return as of June 30, 2003: 0.57%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 2000:          1.61%
         WORST: 4TH QUARTER 2002:         0.36%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002


                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         CAPITAL CLASS SHARES                    1.69%     4.42%     4.58%      4.58%

      *THE INCEPTION DATE OF CAPITAL CLASS SHARES IS JANUARY 11, 1991.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Investor A
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                 none



         Maximum deferred sales charge (load)                             none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.15%



         Distribution (12b-1), shareholder servicing and shareholder
         administration fees                                             0.45%



         Other expenses                                                  0.11%
                                                                          -------



         Total annual Fund operating expenses                            0.71%



         Fee waivers and/or reimbursements                              (0.06)%
                                                                          -------



         Total net expenses(2)                                           0.65%
                                                                          =======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                       $66      $222      $391       $880

NATIONS GOVERNMENT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 18.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S.
                   government obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily U.S. government obligations and U.S. Treasury obligations, the interest on which is generally free from state income tax.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Government Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.321.7854. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Liquidity Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.




               1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               2.64%    3.67%    5.66%    5.19%    5.34%    5.27%    4.87%    6.17%    3.90%    1.51%



              *Year-to-date return as of June 30, 2003: 0.50%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 3RD QUARTER 2000:          1.59%
         WORST: 4TH QUARTER 2002:         0.33%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002


                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         LIQUIDITY CLASS SHARES                  1.51%     4.33%     4.41%      4.42%

      *THE INCEPTION DATE OF LIQUIDITY CLASS SHARES IS JANUARY 14, 1991.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Investor A
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                 none



         Maximum deferred sales charge (load)                             none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.15%



         Distribution (12b-1), shareholder servicing and shareholder
         administration fees                                             0.45%



         Other expenses                                                  0.12%
                                                                          -------



         Total annual Fund operating expenses                            0.72%



         Fee waivers and/or reimbursements                              (0.07)%
                                                                          -------



         Total net expenses(2)                                           0.65%
                                                                          =======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                       $66      $224      $395       $891

NATIONS TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 18.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. The Fund normally invests all of its assets in municipal securities which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on municipal obligations, which is generally free from federal income and alternative minimum taxes, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities, or from realized capital gains, is generally subject to federal, state and local taxes. Shares of Nations Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.321.7854. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

THE INFORMATION ABOUT THE PERFORMANCE FOR THE PERIOD PRIOR TO MAY 10, 2002, REFLECTS PERFORMANCE INFORMATION FOR A PREDECESSOR FUND WHICH WAS REORGANIZED INTO THE FUND ON MAY 10, 2002. THE PREDECESSOR FUND HAD AN IDENTICAL INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


(Bar Chart)

               1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               1.97%    2.47%    3.43%    3.06%    3.22%    2.93%    2.73%    3.58%    2.22%    0.85%

             *Year-to-date return as of June 30, 2003: 0.28%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND AND 4TH QUARTERS 2000:            0.94%
         WORST: 1ST AND 3RD QUARTERS 2002:           0.20%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002




                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         INVESTOR A SHARES                       0.85%     2.46%     2.64%      2.86%

      *THE INCEPTION DATE OF INVESTOR A SHARES IS APRIL 5, 1991.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Investor A
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                 none



         Maximum deferred sales charge (load)                             none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.15%



         Distribution (12b-1), shareholder servicing and shareholder
         administration fees                                             0.45%



         Other expenses                                                  0.13%
                                                                          -------



         Total annual Fund operating expenses                            0.73%



         Fee waivers and/or reimbursements                              (0.08)%
                                                                          -------



         Total net expenses(2)                                           0.65%
                                                                          =======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR A SHARES                       $66      $226      $400       $903

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

      - SPECIAL RULES FOR MONEY MARKET FUNDS -- Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

         - may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

         - must maintain an average dollar-weighted maturity of 90 days or less

         - may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days

         - may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier or second-tier securities.

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy of certain Funds may be changed without shareholder approval by giving the shareholder at least 60 days notice. The 80% Policy of certain other Funds and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, distribution, administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - INFORMATION FOR FEDERALLY CHARTERED CREDIT UNIONS -- Shares of Nations Treasury Reserves and Nations Government Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.321.7854 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------


INVESTMENT ADVISER

BACAP is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Money Market Funds described in this prospectus.

BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $195 billion, BACAP acts as investment manager for individuals, corporations, private investment companies and financial institutions. BACAP uses a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP's Cash Investment Team is responsible for making the day-to-day investment decisions for each Fund.

Nations Funds pays BACAP an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

BACAP has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2004. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BACAP will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BACAP can receive, along with the actual advisory fees BACAP and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  NATIONS CASH RESERVES                                       0.15%        0.12%



  NATIONS TREASURY RESERVES                                   0.15%        0.12%



  NATIONS GOVERNMENT RESERVES                                 0.15%        0.12%



  NATIONS TAX-EXEMPT RESERVES                                 0.15%        0.12%

INVESTMENT SUB-ADVISER

Nations Funds and BACAP may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BACAP retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BACAP may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. BACAP and the Funds have applied for relief from the SEC to permit the Funds to act on many of BACAP's recommendations with approval only by the Board and not by Fund shareholders. BACAP or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BACAP and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

--------------------------------------------------------------------------------

BACAP DISTRIBUTORS, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Funds are distributed by BACAP Distributors, LLC (BACAP Distributors), a registered broker/dealer. BACAP Distributors may pay distribution (12b-1) and shareholder servicing fees and/or other compensation to companies for selling shares and providing services to investors.

BACAP Distributors is also administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay BACAP Distributors a fee of 0.10% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

--------------------------------------------------------------------------------

PFPC INC.

400 BELLEVUE PARKWAY
WILMINGTON, DELAWARE 19809

--------------------------------------------------------------------------------


PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares
(BUYING, SELLING, TRANSFERRING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Funds through your selling agent or directly through Nations Funds. You don't pay any sales charges when you buy, sell or exchange Investor A Shares of the Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You'll find more information about buying, selling and exchanging Investor A Shares on the pages that follow. You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs and services.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions, or you need help placing an order.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum          minimum initial investment:                There is no limit to the amount you can
                                         - $1,000 for regular accounts              invest in Investor A Shares.
                                         - $500 for traditional and Roth IRAs,
                                         and Coverdell Education Savings
                                           Accounts
                                         - $250 for certain fee-based accounts
                                         - no minimum for certain retirement
                                         plan accounts like 401(k) plans and SEP
                                           accounts, but other restrictions
                                           apply
                                         minimum additional investment:
                                         - $100 for all accounts

                  Using our              minimum initial investment:                You can buy shares twice a month,
                  Systematic             - $100                                     monthly or quarterly, using automatic
                  Investment Plan        minimum additional investment:             transfers from your bank account.
                                         - $50

Selling shares    In a lump sum          - you can sell up to $50,000 of your       We usually send you or your selling
                                         shares by telephone, otherwise there       agent the sale proceeds on the same day
                                           are no limits to the amount you can      that we receive your order.
                                           sell
                                         - other restrictions may apply to          If you paid for your shares with a
                                           withdrawals from retirement plan         check that wasn't certified, we'll hold
                                           accounts                                 the sale proceeds when you sell those
                                                                                    shares for at least 15 days after the
                                                                                    trade date of the purchase, or until
                                                                                    the check has cleared, whichever is
                                                                                    later.

                  Using our free         - minimum $250 per check                   You can write checks for free. You can
                  checkwriting                                                      only use checks to make partial
                  service                                                           withdrawals from a Fund. You can't use
                                                                                    a check to make a full withdrawal from
                                                                                    a Fund.

                  Using our Automatic    - minimum $25 per withdrawal               Your account balance must be at least
                  Withdrawal Plan                                                   $10,000 to set up the plan. You can
                                                                                    make withdrawals twice a month,
                                                                                    monthly, quarterly, bi-annually or
                                                                                    annually. We'll send your money by
                                                                                    check or deposit it directly to your
                                                                                    bank account.

Exchanging        In a lump sum          - minimum $1,000 per exchange              You can generally exchange Investor A
  shares                                                                            Shares of a Money Market Fund for
                                                                                    Investor A Shares of any other Nations
                                                                                    Fund, except Index Funds. Some
                                                                                    exceptions apply.

                  Using our Automatic    minimum exchange per Fund:                 You must already have an investment in
                  Exchange Feature       - $25                                      the Funds into which you want to
                                                                                    exchange. You can make exchanges
                                                                                    monthly or quarterly.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------

HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 5:00 p.m. Eastern time each business day for each share class of Nations Cash Reserves and Nations Treasury Reserves

  - 2:30 p.m. Eastern time each business day for each share class of Nations Government Reserves

  - 12:00 noon Eastern time each business day for each share class of Nations Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  - 5:00 p.m. Eastern time for Nations Cash Reserves and Nations Treasury Reserves, except:

     - Orders must be received for Nations Cash Reserves by 3:00 p.m. Eastern time on the last business day of the calendar year

     - Orders must be received for Nations Treasury Reserves by 3:00 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by the Fund

  - 2:30 p.m. Eastern time for Nations Government Reserves

  - 12:00 noon Eastern time for Nations Tax-Exempt Reserves

Orders received after these times will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.
--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Investor A Shares at net asset value per share.

        - We must receive payment by the following times on the business day BACAP Distributors, PFPC or their agents receive the order (unless the Fund closes early):

           - 5:30 p.m. Eastern time for Nations Cash Reserves and Nations Treasury Reserves, except:

              - Payment must be received for Nations Cash Reserves by 4:00 p.m.
                Eastern time on the last business day of the calendar year

              - Payment must be received for Nations Treasury Reserves by 4:00
                p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by this Fund

           - 4:00 p.m. Eastern time for Nations Government Reserves and Nations Tax-Exempt Reserves.

             If we receive payment after these times, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change these times under certain circumstances, for example, when there's more wiring activity than normal.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

      MINIMUM INITIAL INVESTMENT



      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $500 for traditional and Roth individual retirement accounts (IRAs), and Coverdell Education Savings Accounts

        - $250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

        - $100 using our Systematic Investment Plan

        - There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
          IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this.

      MINIMUM ADDITIONAL INVESTMENT



      You can make additional purchases of as little as $100, or $50 if you use our Systematic Investment Plan.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares twice a month, monthly or quarterly.

  - You can choose to have us transfer your money on or about the 15th or the last day of the month.

  - Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.

--------------------------------------------------------------------------------



 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------



(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We normally send the sale proceeds of Nations Cash Reserves, Nations Treasury Reserves or Nations Government Reserves by Fedwire on the same business day that BACAP Distributors, PFPC or their agents receive your order.

        - If you're selling your shares of Nations Tax-Exempt Reserves through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after BACAP Distributors, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        - If you're selling your shares of Nations Tax-Exempt Reserves directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order.

        - You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Nations Treasury Reserves).

        - We can delay payment of the sale proceeds of Nations Cash Reserves, Nations Treasury Reserves or Nations Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or
          (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - We can delay payment of the sale proceeds of Nations Tax-Exempt Reserves for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

        - under certain other circumstances allowed under the 1940 Act

CHECKWRITING SERVICE
You can withdraw money from the Funds using our free checkwriting service. You can contact your investment professional or us to set up the service.

Here's how the service works:

  - Each check you write must be for $250 or more.

  - You can only use checks to make partial withdrawals. You can't use a check to make a full withdrawal of the shares you hold in a Fund.

  - Shares you sell by writing a check are eligible to receive distributions up to the day our custodian receives the check for payment.

  - We can change or cancel the service by giving you 30 days notice in writing.

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $10,000 to set up the plan.

  - If you set up the plan after you've opened your account, your signature must be guaranteed.

  - You can choose to have us transfer your money on or about the 10th or 25th of the month.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.
--------------------------------------------------------------------------------



(EXCHANGING SHARES EXCHANGING SHARES
  GRAPHIC)

      You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Exchanges are not available if you bought your Investor A Shares through a cash sweep option on your account or through a mutual fund supermarket.

      Here's how exchanges work:

        - You can exchange Investor A Shares of a Money Market Fund for Investor A Shares of any other Nations Fund, except Index Funds (including Nations LargeCap Enhanced Core Fund).

        - If you bought Investor A Shares of a Money Market Fund through a Nations Funds IRA, you can exchange these shares for Investor B Shares of any other Nations Fund, except Money Market Funds. If you received your Investor B Shares before January 1, 1996 or after July 31, 1997, a contingent deferred sales charge (CDSC) may apply when you sell your Investor B Shares. The CDSC will be based on the period from when you received the Investor B Shares until you sold them.

        - You must exchange at least $1,000, or $25 if you use our Automatic Exchange Feature.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $25 or more of Investor A Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to PFPC in writing or call 1.800.321.7854.

  - If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

  - You must already have an investment in the Funds you want to exchange.

  - You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

  - The rules for making exchanges apply to automatic exchanges.

How selling, servicing and administration agents are paid
(PERCENT GRAPHIC)


--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 OF THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

DISTRIBUTION (12B-1), SHAREHOLDER SERVICING AND SHAREHOLDER ADMINISTRATION FEES

BACAP Distributors, BACAP and selling and servicing agents are compensated for selling shares and providing services to investors under a distribution and shareholder servicing plan and a shareholder administration plan.

BACAP Distributors may be reimbursed for distribution-related expenses up to an annual maximum of 0.10% of the average daily net assets of Investor A Shares of the Funds, some or all of which may be paid to selling agents.

Servicing agents may receive a maximum annual shareholder servicing fee of up to 0.25% of the average daily net assets of Investor A Shares of the Funds.

BACAP, its affiliates and/or other financial institutions and intermediaries may receive a maximum annual shareholder administration fee of up to 0.10% of the average daily net assets of the Funds.

Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Funds pay these fees to BACAP Distributors and/or to eligible selling and servicing agents and financial institutions, including BACAP or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:

  - a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  - an additional amount of up to 1.00% of the net asset value per share on all sales of Investor A Shares

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

This compensation, which is not paid by the Funds, is discretionary, and may be available only to selected selling and servicing agents. For example, BACAP Distributors sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BACAP Distributors and BACAP, and certain other selling or servicing agents. Selected selling and servicing agents may also receive compensation for opening a minimum number of accounts. BACAP Distributors may cancel any compensation program at any time.

BACAP and BACAP Distributors may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

Distributions and taxes
(GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.321.7854.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and any net short-term capital gain generally are taxable to you as ordinary income. Although the Funds do not expect to realize any capital gain, any distributions of net long-term capital gain generally are taxable to you as long-term capital gain.

In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income. Fund distributions also will not qualify for recently enacted reductions in federal income taxation of dividends payable to individuals from domestic and certain foreign corporations.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

NATIONS TAX-EXEMPT RESERVES

In general, you will not be subject to federal income tax or alternative minimum taxes on distributions from Nations Tax-Exempt Reserves of its tax-exempt interest income. These distributions, however, may be subject to state, local and other taxes.

Although the Fund does not intend to earn any taxable income or capital gain, any distributions of such income or capital gain generally are subject to tax.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest each Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS CASH RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                                  PERIOD ENDED
  INVESTOR A SHARES                                                03/31/03*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                               $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                       0.0117
  LESS DISTRIBUTIONS:
  Dividends from net investment income                              (0.0117)
  Net asset value, end of period                                     $1.00
  TOTAL RETURN++                                                     1.18%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                              $378,382
  Ratio of operating expenses to average
    net assets                                                    0.65%+(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                                            1.17%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                         0.71%+(a)

* Cash Reserves Investor A Shares commenced operations on May 13, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TREASURY RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                                  PERIOD ENDED
  INVESTOR A SHARES                                                03/31/03*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                               $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                       0.0107
  LESS DISTRIBUTIONS:
  Dividends from net investment income                              (0.0107)
  Net asset value, end of period                                     $1.00
  TOTAL RETURN++                                                     1.07%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                              $850,729
  Ratio of operating expenses to average
    net assets                                                     0.65%+(a)
  Ratio of net investment income/(loss)
    to average net assets                                            1.07%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                         0.71%+(a)

* Treasury Reserves Investor A Shares commenced operations on May 13, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS GOVERNMENT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                                  PERIOD ENDED
  INVESTOR A SHARES                                                03/31/03*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                               $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                       0.0108
  LESS DISTRIBUTIONS:
  Dividends from net investment income                              (0.0108)
  Net asset value, end of period                                     $1.00
  TOTAL RETURN++                                                     1.08%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                               $6,069
  Ratio of operating expenses to average
    net assets                                                     0.65%+(a)
  Ratio of net investment income/(loss)
    to average net assets                                            1.03%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                         0.72%+(a)

* Government Reserves Investor A Shares commenced operations on May 13, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS TAX-EXEMPT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR A SHARES                            03/31/03             03/31/02             03/31/01             03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0079               0.0169               0.0348               0.0286
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0079)             (0.0169)             (0.0348)             (0.0286)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 0.79%                1.70%                3.53%                2.90%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $87,141              $80,108              $51,705              $43,934
  Ratio of operating expenses to average
    net assets                                   0.65%                0.65%                0.65%                0.65%
  Ratio of net investment income/(loss)
    to average net assets                        0.68%                1.65%                3.45%                2.85%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.73%                0.68%                0.68%                0.77%

                                               YEAR ENDED
  INVESTOR A SHARES                             03/31/99
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0278
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0278)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  2.81%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $53,693
  Ratio of operating expenses to average
    net assets                                  0.65%(a)
  Ratio of net investment income/(loss)
    to average net assets                         2.76%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.90%(a)

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

DEBT SECURITY -- when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

EQUITY SECURITY -- an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIRST-TIER SECURITY -- under Rule 2a-7 of the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

GUARANTEED INVESTMENT CONTRACT -- an investment instrument issued by a rated insurance company in return for a payment by an investor.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities. For Nations Treasury Reserves and Nations Government Reserves, money market instruments do not include either commercial paper or municipal securities.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large affect on the fund.

PARTICIPATION -- a pass-through certificate representing a share in a pool of debt obligations or other instruments.

PASS-THROUGH CERTIFICATE -- securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

PRIVATE ACTIVITY BOND -- a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.


SPECIAL PURPOSE ISSUER -- an entity organized solely to issue asset-backed securities on a pool of assets it owns.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. TREASURY OBLIGATION -- a debt security issued by the U.S. Treasury.

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

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

Where to find more information
(QUESTION MARK GRAPHIC)
You'll find more information about Nations Money Market Funds in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS



      The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Funds and their policies. The
                   SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations
      Funds:

      By telephone: 1.800.321.7854

      By mail:
      NATIONS FUNDS
      C/O BACAP DISTRIBUTORS, LLC
      ONE BANK OF AMERICA PLAZA
      33RD FLOOR
      CHARLOTTE, NC 28255

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:
Nations Funds Trust, 811-09645

RESPROIA-0803


                                                            (NATIONS FUNDS LOGO)

                Money Market Funds
                ----------------------------------------------------------------
                Prospectus -- Investor B and C Shares
                August 1, 2003
(NATIONS FUNDS LOGO)

NATIONS CASH RESERVES
NATIONS MONEY MARKET RESERVES
NATIONS TREASURY RESERVES
NATIONS GOVERNMENT RESERVES
NATIONS MUNICIPAL RESERVES
NATIONS TAX-EXEMPT RESERVES
NATIONS CALIFORNIA TAX-EXEMPT RESERVES
NATIONS NEW YORK TAX-EXEMPT RESERVES


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 70.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about some Nations Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Investor B and Investor C Shares of the Funds. These classes of shares are designed primarily as exchange classes for holders of Nations Funds non-money market funds. In addition, they may be used in connection with Nations Funds Automated Dollar Cost Averaging Feature. Please turn to BUYING, SELLING AND EXCHANGING SHARES for more information about buying, selling and exchanging these classes of shares.

ABOUT THE FUNDS

The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  - you're looking for a relatively low risk investment with stability of principal

  - you have short-term income needs

They may not be suitable for you if:

  - you're looking for higher returns

  - you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BACAP IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE ABOUT BACAP STARTING ON PAGE 43.

--------------------------------------------------------------------------------


NATIONS CASH RESERVES                                            4
------------------------------------------------------------------
NATIONS MONEY MARKET RESERVES                                    8
------------------------------------------------------------------
NATIONS TREASURY RESERVES                                       12
------------------------------------------------------------------
NATIONS GOVERNMENT RESERVES                                     17
------------------------------------------------------------------
NATIONS MUNICIPAL RESERVES                                      22
------------------------------------------------------------------
NATIONS TAX-EXEMPT RESERVES                                     27
------------------------------------------------------------------
NATIONS CALIFORNIA TAX-EXEMPT RESERVES                          32
------------------------------------------------------------------
NATIONS NEW YORK TAX-EXEMPT RESERVES                            37
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     41
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       43

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Choosing a share class                                        45
     About Investor B Shares                                    46
        Contingent deferred sales charge                        46
     About Investor C Shares                                    47
        Contingent deferred sales charge                        47
     When you might not have to pay a CDSC                      48
  Buying, selling and exchanging shares                         50
     How orders are processed                                   52
  How selling and servicing agents are paid                     58
  Distributions and taxes                                       60
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            62
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   70
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS CASH RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 43.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - commercial paper

  - bank obligations

  - short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  - short-term taxable municipal securities

  - repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPHIC)     RISKS AND OTHER THINGS TO CONSIDER
                   Nations Cash Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.321.7854. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BARCHART GRAPHIC) A LOOK AT THE FUND'S PERFORMANCE
                   The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Investor B Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002
               ----     ----     ----
               5.31%    3.08%    0.70%



              *Year-to-date return as of June 30, 2003: 0.12%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 3RD QUARTER 2000:          1.38%
         WORST: 4TH QUARTER 2002:         0.11%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002


                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         INVESTOR B SHARES                                         0.70%     3.13%



         INVESTOR C SHARES                                         0.70%     3.13%

      *THE INCEPTION DATES OF INVESTOR B SHARES AND INVESTOR C SHARES ARE
       OCTOBER 4, 1999 AND OCTOBER 5, 1999, RESPECTIVELY.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                    Investor B   Investor C
         (Fees paid directly from your investment)             Shares       Shares
         Maximum sales charge (load) imposed on purchases     none         none



         Maximum deferred sales charge (load) as a % of the
         lower of the original purchase price or net asset
         value                                                  5.00%(1)     1.00%(2)



         ANNUAL FUND OPERATING EXPENSES(3)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                        0.15%        0.15%



         Distribution (12b-1) and shareholder servicing and
         administration fees                                    1.10%        1.10%



         Other expenses                                         0.11%        0.11%
                                                                 ------       ------



         Total annual Fund operating expenses                   1.36%        1.36%



         Fee waivers and/or reimbursements                     (0.06)%      (0.06)%
                                                                 ------       ------



         Total net expenses(4)                                  1.30%        1.30%
                                                                 ======       ======

      (1)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (4)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $632     $725      $939      $1,452



         INVESTOR C SHARES                       $232     $425      $739      $1,630

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $132     $425      $739      $1,452



         INVESTOR C SHARES                       $132     $425      $739      $1,630

NATIONS MONEY MARKET RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 43.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - commercial paper

  - bank obligations

  - short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  - short-term taxable municipal securities

  - repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Money Market Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.321.7854. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Investor B Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002
               ----     ----     ----
               5.30%    3.01%    0.63%



              *Year-to-date return as of June 30, 2003: 0.12%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 3RD AND 4TH QUARTERS 2000:            1.37%
         WORST: 4TH QUARTER 2002:                    0.10%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002


                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         INVESTOR B SHARES                                         0.63%     3.08%



         INVESTOR C SHARES                                         0.63%     1.90%

      *THE INCEPTION DATE OF INVESTOR B SHARES AND INVESTOR C SHARES ARE OCTOBER
       5, 1999 AND JANUARY 6, 2000, RESPECTIVELY.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEE                                     Investor B   Investor C
         (Fees paid directly from your investment)             Shares       Shares
         Maximum sales charge (load) imposed on purchases       none         none



         Maximum deferred sales charge (load) as a % of the
         lower of the original purchase price or net asset
         value                                                  5.00%(1)     1.00%(2)



         ANNUAL FUND OPERATING EXPENSES(3)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                        0.15%        0.15%



         Distribution (12b-1) and shareholder servicing and
         administration fees                                    1.10%        1.10%



         Other expenses                                         0.11%        0.11%
                                                                 ------       ------



         Total annual Fund operating expenses                   1.36%        1.36%



         Fee waivers and/or reimbursements                     (0.06)%      (0.06)%
                                                                 ------       ------



         Total net expenses(4)                                  1.30%        1.30%
                                                                 ======       ======

      (1)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (4)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $632     $725      $939      $1,452



         INVESTOR C SHARES                       $232     $425      $739      $1,630

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $132     $425      $739      $1,452



         INVESTOR C SHARES                       $132     $425      $739      $1,630

NATIONS TREASURY RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 43.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - U.S. Treasury obligations

  - repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations and U.S. government obligations

  - obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Treasury Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- Some of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.321.7854. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Investor B Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002
               ----     ----     ----
               5.04%    2.85%    0.61%



              *Year-to-date return as of June 30, 2003: 0.12%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 2000:          1.33%
         WORST: 4TH QUARTER 2002:         0.11%


--------------------------------------------------------------------------------

BECAUSE INVESTOR C SHARES OF THIS FUND HAVE NOT BEEN IN OPERATION FOR A FULL CALENDAR YEAR, NO PERFORMANCE INFORMATION IS INCLUDED IN THE PROSPECTUS.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002


                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         INVESTOR B SHARES                                         0.61%    2.90%

      *THE INCEPTION DATE OF INVESTOR B SHARES IS OCTOBER 15, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                    Investor B   Investor C
         (Fees paid directly from your investment)             Shares       Shares
         Maximum sales charge (load) imposed on purchases       none         none



         Maximum deferred sales charge (load)                   5.00%(1)     1.00%(2)



         ANNUAL FUND OPERATING EXPENSES(3)



         (Expenses that are deducted from the Fund's assets)



         Management fees                                        0.15%        0.15%



         Distribution (12b-1) and shareholder servicing and
         administration fees                                    1.10%        1.10%



         Other expenses                                         0.11%        0.11%
                                                                 ------       ------



         Total annual Fund operating expenses                   1.36%        1.36%



         Fee waivers and/or reimbursements                     (0.06)%      (0.06)%
                                                                 ------       ------



         Total net expenses(4)                                  1.30%        1.30%
                                                                 ======       ======

      (1)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (4)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $632     $725      $939      $1,452



         INVESTOR C SHARES                       $232     $425      $739      $1,630

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $132     $425      $739      $1,452



         INVESTOR C SHARES                       $132     $425      $739      $1,630

NATIONS GOVERNMENT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 43.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S.
                   government obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily U.S. government obligations and U.S. Treasury obligations, the interest on which is generally free from state income tax.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH)       RISKS AND OTHER THINGS TO CONSIDER
                   Nations Government Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.321.7854. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Investor B Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002
               ----     ----     ----
               5.17%    2.93%    0.56%



              *Year-to-date return as of June 30, 2003: 0.12%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 3RD AND 4TH QUARTERS 2000:       1.34%
         WORST: 4TH QUARTER 2002:               0.09%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002


                                                                           LIFE OF
                                                                  1 YEAR    FUND*
         INVESTOR B SHARES                                        0.56%     2.95%
         INVESTOR C SHARES                                        0.54%     2.88%

      *THE INCEPTION DATES OF INVESTOR B SHARES AND INVESTOR C SHARES ARE
       NOVEMBER 2, 1999 AND DECEMBER 21, 1999, RESPECTIVELY.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                    Investor B   Investor C
         (Fees paid directly from your investment)             Shares       Shares
         Maximum sales charge (load) imposed on purchases       none         none



         Maximum deferred sales charge (load)                   5.00%(1)     1.00%(2)



         ANNUAL FUND OPERATING EXPENSES(3)



         (Expenses that are deducted from the Fund's assets)



         Management fees                                        0.15%        0.15%



         Distribution (12b-1) and shareholder servicing and
         administration fees                                    1.10%        1.10%



         Other expenses                                         0.12%        0.12%
                                                                 ------       ------



         Total annual Fund operating expenses                   1.37%        1.37%



         Fee waivers and/or reimbursements                     (0.07)%      (0.07)%
                                                                 ------       ------



         Total net expenses(4)                                  1.30%        1.30%
                                                                 ======       ======

      (1)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (4)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $632     $727      $943      $1,462



         INVESTOR C SHARES                       $232     $427      $743      $1,640

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $132     $427      $743      $1,462



         INVESTOR C SHARES                       $132     $427      $743      $1,640

NATIONS MUNICIPAL RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 43.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may invest all or any portion of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Municipal Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on municipal obligations, which is generally free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as
        income from other kinds of securities or from realized           capital
        gains is generally subject to federal, state, local and other taxes. Shares of Nations Municipal Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.321.7854. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Investor B Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002
               ----     ----     ----
               2.90%    1.56%    0.51%



              *Year-to-date return as of June 30, 2003: 0.12%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 2000:             0.78%
         WORST: 3RD QUARTER 2002:            0.11%


--------------------------------------------------------------------------------

BECAUSE INVESTOR C SHARES OF THIS FUND HAVE NOT BEEN IN OPERATION FOR A FULL CALENDAR YEAR, NO PERFORMANCE INFORMATION IS INCLUDED IN THE PROSPECTUS.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002


                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         INVESTOR B SHARES                                         0.51%    1.66%

      *THE INCEPTION DATE OF INVESTOR B SHARES IS DECEMBER 27, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                    Investor B   Investor C
         (Fees paid directly from your investment)             Shares       Shares
         Maximum sales charge (load) imposed on purchases       none         none



         Maximum deferred sales charge (load)                  5.00% (1)    1.00% (2)



         ANNUAL FUND OPERATING EXPENSES(3)



         (Expenses that are deducted from the Fund's assets)



         Management fees                                       0.15%        0.15%



         Distribution (12b-1) and shareholder servicing and
         administration fees                                   1.10%        1.10%



         Other expenses                                        0.13%        0.13%
                                                                -------      -------



         Total annual Fund operating expenses                  1.38%        1.38%



         Fee waivers and/or reimbursements                   (0.08)%      (0.08)%
                                                              -------      -------



                                                               1.30%        1.30%
         Total net expenses(4)                                  =======      =======

      (1)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (4)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $632     $729      $948      $1,473



         INVESTOR C SHARES                       $232     $429      $748      $1,650

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $132     $429      $748      $1,473



         INVESTOR C SHARES                       $132     $429      $748      $1,650

NATIONS TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 43.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. The Fund normally invests all of its assets in municipal securities which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on municipal obligations, which is generally free from federal income and alternative minimum taxes, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities, or from realized capital gains, is generally subject to federal, state and local taxes. Shares of Nations Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.321.7854. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               1.97%    2.47%    3.43%    3.06%    3.22%    2.93%    2.73%    3.58%    2.22%    0.85%



              *Year-to-date return as of June 30, 2003: 0.28%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 2ND AND 4TH QUARTERS 2000:            0.94%
         WORST: 1ST AND 3RD QUARTERS 2002:           0.20%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002


                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         INVESTOR A SHARES                       0.85%     2.46%     2.64%      2.86%

      *THE INCEPTION DATE OF INVESTOR A SHARES IS APRIL 5, 1991.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                    Investor B   Investor C
         (Fees paid directly from your investment)             Shares       Shares
         Maximum sales charge (load) imposed on purchases       none         none



         Maximum deferred sales charge (load)                   5.00%(1)     1.00%(2)



         ANNUAL FUND OPERATING EXPENSES(3)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                        0.15%        0.15%



         Distribution (12b-1) and shareholder servicing and
         administration fees                                    1.10%        1.10%



         Other expenses                                         0.13%        0.13%
                                                                 ------       ------



         Total annual Fund operating expenses                   1.38%        1.38%



         Fee waivers and/or reimbursements                     (0.08)%      (0.08)%
                                                                 ------       ------



         Total net expenses(4)                                  1.30%        1.30%
                                                                 ======       ======

      (1)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (4)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figures shown here are after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $632     $729      $948      $1,473



         INVESTOR C SHARES                       $232     $429      $748      $1,650

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $132     $429      $748      $1,473



         INVESTOR C SHARES                       $132     $429      $748      $1,650

NATIONS CALIFORNIA TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 43.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from California state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and California individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations California Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local government. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on California municipal obligations, which is generally free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of Nations California Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

      - STATE SPECIFIC RISK -- State specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. A slow-down in the economy and a drop in revenues from personal income tax on capital gains and stock options caused by the weak performance of the stock market have contributed to an overall decline in the current finances of California and its municipalities. The State projects a deficit of $23.6 billion for fiscal year 2002-03. Further, the State continues to experience significant energy-related challenges and commitments. As of July 1, the State Legislature has not approved a budget for fiscal year 2002-03. It is unclear how the current economic conditions or the energy-situation may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.321.7854. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Investor B Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2001     2002
               ----     ----
               0.72%    0.16%



              *Year-to-date return as of June 30, 2003: 0.13%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 1ST AND 2ND QUARTERS 2001:            0.36%
         WORST: 3RD AND 4TH QUARTERS 2001 AND
                1ST AND 2ND QUARTERS 2002:           0.00%*

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002


                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         INVESTOR B SHARES                                         0.16%     0.45%

      *THE INCEPTION DATE OF INVESTOR B SHARES IS DECEMBER 29, 2000, HOWEVER,
       DURING THE PERIOD REFLECTED IN THE WORST QUARTERLY RETURN DISCLOSURE THE FUND EXPERIENCED STATIC PERFORMANCE DUE TO A NOMINAL ASSET LEVEL.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                    Investor B   Investor C
         (Fees paid directly from your investment)             Shares       Shares
         Maximum sales charge (load) imposed on purchases       none         none



         Maximum deferred sales charge (load)                   5.00%(1)     1.00%(2)



         ANNUAL FUND OPERATING EXPENSES(3)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                        0.15%        0.15%



         Distribution (12b-1) and shareholder servicing and
         administration fees                                    1.10%        1.10%



         Other expenses                                         0.12%        0.12%
                                                                 ------       ------



         Total annual Fund operating expenses                   1.37%        1.37%



         Fee waivers and/or reimbursements                     (0.07)%      (0.07)%
                                                                 ------       ------



         Total net expenses(4)                                  1.30%        1.30%
                                                                 ======       ======

      (1)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (4)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $632     $727      $943      $1,462



         INVESTOR C SHARES                       $232     $427      $743      $1,640

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $132     $427      $743      $1,462



         INVESTOR C SHARES                       $132     $427      $743      $1,640

NATIONS NEW YORK TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 43.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from New York state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest that is free from federal income tax and New York state individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------



 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations New York Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local government. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most distributions paid by the Fund come from interest on New York municipal obligations, which is generally free from federal income tax and New York State and New York City individual income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of Nations New York Tax-Exempt Reserves would not be a suitable investment for tax-advantaged accounts or tax-exempt investors.

      - STATE SPECIFIC RISK -- State specific risk is the chance that the Fund, because it invests primarily in securities issued by New York State, New York City and New York's other municipalities, is more vulnerable to unfavorable developments in New York than funds that invest in municipal bonds of many different states. Although New York's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity, adverse conditions affecting any one of these industries could have a negative impact on New York municipal securities. Travel and tourism also constitute an important part of the New York State and City economies. The September 11, 2001 terrorist attack on the World Trader Center in New York City has had and is likely to continue to have an adverse effect on all areas of the New York economy. The financial sector activity remains the largest risk to the New York economy and any prolonged downturn in the financial sector could produce sharper declines in both employment and compensation. While the potential economic benefits of the recovery and rebuilding efforts in New York may serve to off-set these losses, a general risk does exist that issuers of municipal securities held by the Fund may not be able to make their timely payments of principal and interest.

(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.


--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                    Investor B   Investor C
         (Fees paid directly from your investment)             Shares       Shares
         Maximum sales charge (load) imposed on purchases       none         none



         Maximum deferred sales charge (load)                   5.00%(1)     1.00%(2)



         ANNUAL FUND OPERATING EXPENSES(3)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                        0.15%        0.15%



         Distribution (12b-1) and shareholder servicing and
         administration fees                                    1.10%        1.10%



         Other expenses                                         0.63%        0.63%
                                                                 ------       ------



         Total annual Fund operating expenses                   1.88%        1.88%



         Fee waivers and/or reimbursements                     (0.58)%      (0.58)%
                                                                 ------       ------



         Total net expenses(4)                                  1.30%        1.30%
                                                                 ======       ======

      (1)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (4)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $632     $835     $1,162     $1,983



         INVESTOR C SHARES                       $232     $535       $962     $2,154

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR B SHARES                       $132     $535      $962      $1,983



         INVESTOR C SHARES                       $132     $535      $962      $2,154

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

      - SPECIAL RULES FOR MONEY MARKET FUNDS -- Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

        - may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

        - must maintain an average dollar-weighted maturity of 90 days or less

        - may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days (except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves)

        - may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities, except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves, which also may invest in second-tier securities.

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy of certain Funds may be changed without shareholder approval by giving the shareholder at least 60 days notice. The 80% Policy of certain other Funds and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio". Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, distribution, administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - INFORMATION FOR FEDERALLY CHARTERED CREDIT UNIONS -- Shares of Nations Treasury Reserves and Nations Government Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.321.7854 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

How the Funds are managed
(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------


INVESTMENT ADVISER

BACAP is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Money Market Funds described in this prospectus.

BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $195 billion, BACAP acts as investment manager for individuals, corporations, private investment companies and financial institutions. BACAP uses a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP's Cash Investment Team is responsible for making the day-to-day investment decisions for each Fund.

Nations Funds pays BACAP an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

BACAP has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2004. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BACAP will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BACAP can receive, along with the actual advisory fees BACAP and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  NATIONS CASH RESERVES                                       0.15%        0.12%



  NATIONS MONEY MARKET RESERVES                               0.15%        0.12%



  NATIONS TREASURY RESERVES                                   0.15%        0.12%



  NATIONS GOVERNMENT RESERVES                                 0.15%        0.12%



  NATIONS MUNICIPAL RESERVES                                  0.15%        0.12%



  NATIONS TAX-EXEMPT RESERVES                                 0.15%        0.12%



  NATIONS CALIFORNIA TAX-EXEMPT RESERVES                      0.15%        0.12%



  NATIONS NEW YORK TAX-EXEMPT RESERVES                        0.15%        0.00%

INVESTMENT SUB-ADVISER

Nations Funds and BACAP may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BACAP retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BACAP may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. BACAP and the Funds have applied for relief from the SEC to permit the Funds to act on many of BACAP's recommendations with approval only by the Board and not by Fund shareholders. BACAP or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BACAP and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

BACAP DISTRIBUTORS, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------

The Funds are distributed by BACAP Distributors, LLC (BACAP Distributors), a registered broker/dealer. BACAP Distributors may pay distribution (12b-1) and shareholder servicing fees and/or other compensation to companies for selling shares and providing services to investors.

BACAP Distributors is also administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay BACAP Distributors a fee of 0.10% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

--------------------------------------------------------------------------------

PFPC INC.

400 BELLEVUE PARKWAY WILMINGTON, DELAWARE 19809

--------------------------------------------------------------------------------


PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Choosing a share class

(ABC GRAPHIC)

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.




 FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.321.7854.

FOR MORE INFORMATION ABOUT DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

--------------------------------------------------------------------------------


Before you can invest in the Funds, you'll need to choose a share class. There are two classes of shares for each Fund offered by this prospectus. Each class has its own sales charges and fees. The table below compares the charges and fees and other features of the share classes.

                                                  INVESTOR B           INVESTOR C
                                                    SHARES               SHARES
  MAXIMUM AMOUNT YOU CAN BUY                       $250,000             NO LIMIT



  MAXIMUM FRONT-END SALES CHARGE                     NONE                 NONE



  MAXIMUM DEFERRED SALES CHARGE                    5.00%(1)             1.00%(2)



  REDEMPTION FEE                                     NONE                 NONE



  MAXIMUM ANNUAL DISTRIBUTION                       0.75%                0.75%
    (12B-1) AND SHAREHOLDER                      DISTRIBUTION         DISTRIBUTION
    SERVICING AND ADMINISTRATION                 (12B-1) FEE,         (12B-1) FEE,
    FEES                                      0.25% SERVICE FEE    0.25% SERVICE FEE
                                                  AND 0.10%            AND 0.10%
                                              ADMINISTRATION FEE   ADMINISTRATION FEE



  CONVERSION FEATURE                                 YES                  NONE

(1)This charge decreases over time. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(2)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge. Because these classes of shares are primarily designed as exchange classes, you should also consider which classes of shares of the Nations Funds non-money market funds you may presently hold or wish to buy.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing and administration fees, as well as by the amount of any contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge.


(B GRAPHIC)        ABOUT INVESTOR B SHARES

      You can buy up to $250,000 in aggregate of Investor B Shares. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them.

      CONTINGENT DEFERRED SALES CHARGE

      You'll pay a CDSC when you sell your Investor B Shares, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A CDSC

        - you hold them for a specified time

      The CDSC you pay depends on when you bought your shares, how much you bought, and how long you held them. If you originally bought shares of a Nations Fund not offered by this prospectus and exchanged those shares for Investor B shares of the Funds, please refer to the CDSC schedule applicable to the original shares purchased. If you buy Investor B shares of the Funds, the CDSC that you may pay is shown below.

         IF YOU SELL YOUR SHARES DURING THE FOLLOWING YEAR:   YOU'LL PAY A CDSC OF:
         THE FIRST YEAR YOU OWN THEM                              5.0%



         THE SECOND YEAR YOU OWN THEM                             4.0%



         THE THIRD YEAR YOU OWN THEM                              3.0%



         THE FOURTH YEAR YOU OWN THEM                             3.0%



         THE FIFTH YEAR YOU OWN THEM                              2.0%



         THE SIXTH YEAR YOU OWN THEM                              1.0%



         AFTER SIX YEARS OF OWNING THEM                           ZERO

      The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

      Your selling agent receives compensation when you buy Investor B Shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      ABOUT THE CONVERSION FEATURE

      Investor B Shares generally convert automatically to Market Class Shares. If you originally bought Investor B Shares of a Nations Fund not offered by this prospectus and exchanged those shares for Investor B Shares of the Funds, please refer to the conversion schedule applicable to the original shares purchased. If you buy Investor B Shares of the Funds, your Investor B Shares will convert to Market Class Shares after eight years.

      The conversion feature allows you to benefit from the lower operating costs of Market Class Shares, which can help increase total returns.

      Here's how the conversion works:

        - We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Market Class Shares have lower expenses.

        - Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares will convert to Market Class Shares at the same time.

        - You'll receive the same dollar value of Market Class Shares as the Investor B Shares that were converted. No sales charge or other charges will apply.

        - Conversions are free from federal income tax.


(C GRAPHIC)        ABOUT INVESTOR C SHARES

      There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.

      CONTINGENT DEFERRED SALES CHARGE

      You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A CDSC

      The CDSC is calculated from the trade date of your purchase. If you originally bought shares of a Nations Fund not offered by this prospectus, and exchanged those shares for Investor C shares of the funds, the CDSC is calculated from the date of your original purchase. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

      Your selling agent receives compensation when you buy Investor C Shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT WAIVERS OF THE CDSC.

YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR NOTIFYING NATIONS FUNDS THAT YOU MAY QUALIFY FOR A WAIVER BEFORE BUYING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


      WHEN YOU MIGHT NOT HAVE TO PAY A CDSC

      You won't pay a CDSC on the following transactions:

        - shares sold by intermediaries that are part of the Nations Funds selling group where the intermediary has entered into an agreement with Nations Funds not to receive (or to return if received) all or any applicable portion of an up-front commission

        - shares sold following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the tax code)) of a shareholder, including a registered joint owner

        - shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

        - shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the tax code

        - shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

            - have at least $500,000 invested in Investor A, Investor B or
              Investor C Shares of Nations Funds, or

            - sign a letter of intent to buy at least $500,000 of Investor A,
              Investor B or Investor C Shares of Nations Funds, or

            - be an employer-sponsored plan with at least 100 eligible participants, or

            - be a participant in an alliance program that has signed an agreement with Nations Funds or its principal underwriter.

        - the following retirement plan distributions:

            - lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

            - distributions from an individual retirement account (IRA) or
              Custodial Account under Section 403(b)(7) of the tax code, following attainment of age 59 1/2

            - a tax-free return of an excess contribution to an IRA

            - distributions from a qualified retirement plan that aren't subject to the 10% additional federal withdrawal tax under Section 72(t)(2) of the tax code

        - payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

        - shares sold under our right to liquidate a shareholder's account, including instances where the aggregate net asset value of Investor B or Investor C Shares held in the account is less than the minimum account size

        - withdrawals made under the Automatic Withdrawal Plan described in BUYING, SELLING AND EXCHANGING SHARES, if the total withdrawals of Investor B or Investor C Shares made in a year are less than 12% of the total value of those shares in your account.

      You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same Fund within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, BACAP Distributors or their agents must receive your written request within 120 days after you sell your shares.

      You won't pay a CDSC on the sale of Investor C Shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the Banc of America Capital Management Charitable Giving Program.

Buying, selling and exchanging shares
(DOLLAR SIGN GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Funds through your selling agent as an exchange vehicle for clients invested in Nations Funds non-money market funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

Please contact your investment professional, or call us at 1.800.321.7854 if you have questions about buying, selling or exchanging, or you need help placing an order.

                      Ways to buy, sell
                         or exchange       How much you can buy, sell or exchange              Other things to know
                      -----------------    --------------------------------------    ----------------------------------------
Buying shares         In a lump sum        minimum initial investment:               You can invest up to $250,000 in
                                           - $1,000 for regular accounts             Investor B Shares at a time. There is no
                                           - $500 for traditional and Roth IRAs,     limit to the amount you can invest in
                                           and Coverdell Education Savings           Investor C Shares.
                                             Accounts
                                           - $250 for certain fee-based accounts
                                           - no minimum for certain retirement
                                           plan accounts like 401(k) plans and
                                             SEP accounts, but other restrictions
                                             apply
                                           minimum additional investment:
                                           - $100 for all accounts

                      Using our            minimum initial investment:               You can buy shares twice a month,
                      Systematic           - $100                                    monthly or quarterly, using automatic
                      Investment Plan      minimum additional investment:            transfers from your bank account.
                                           - $50

Selling shares        In a lump sum        - you can sell up to $50,000 of your      We'll deduct any CDSC from the amount
                                             shares by telephone, otherwise there    you're selling and send you or your
                                             are no limits to the amount you can     selling agent the balance, usually
                                             sell                                    within three business days of receiving
                                           - other restrictions may apply to         your order.
                                             withdrawals from retirement plan
                                             accounts                                If you paid for your shares with a check
                                                                                     that wasn't certified, we'll hold the
                                                                                     sale proceeds when you sell those shares
                                                                                     for at least 15 days after the trade
                                                                                     date of the purchase, or until the check
                                                                                     has cleared, whichever is later.

                      Using our free       - minimum $250 per check                  You can write checks for free. You can
                      checkwriting                                                   only use checks to make partial
                      service                                                        withdrawals from a Fund. You can't use a
                                                                                     check to make a full withdrawal from a
                                                                                     Fund.
                      Using our            - minimum $25 per withdrawal              Your account balance must be at least
                      Automatic                                                      $10,000 to set up the plan. You can make
                      Withdrawal Plan                                                withdrawals twice a month, monthly,
                                                                                     quarterly, bi-annually or annually.
                                                                                     We'll send your money by check or
                                                                                     deposit it directly to your bank
                                                                                     account. No CDSC is deducted if you
                                                                                     withdraw 12% or less of the value of
                                                                                     your shares in a class.

Exchanging shares     In a lump sum        - minimum $1,000 per exchange             You can exchange your Investor B Shares
                                                                                     for Investor B Shares of any other
                                                                                     Nations Fund. You won't pay a CDSC on
                                                                                     the shares you're exchanging.
                                                                                     You can exchange your Investor C Shares
                                                                                     for Investor C Shares of any other
                                                                                     Nations Fund. You won't pay a CDSC on
                                                                                     the shares you're exchanging.
                      Using our            - minimum $25 per exchange                You must already have an investment in
                      Automatic                                                      the Funds you want to exchange into. You
                      Exchange Feature                                               can make exchanges monthly or quarterly.

                      Using our            - minimum $25 per exchange                You can exchange your Investor B Shares
                      Automated Dollar                                               for:
                      Cost Averaging                                                 - Investor B Shares of up to ten other
                      Feature                                                          Nations Funds except Nations Reserves
                                                                                       Money Market Funds every month or
                                                                                       quarter.
                                                                                     You won't pay a CDSC on the shares
                                                                                     you're exchanging.
                                                                                     You can exchange your Investor C Shares
                                                                                     for:
                                                                                     - Investor C Shares of up to ten other
                                                                                       Nations Funds except Nations Reserves
                                                                                       Money Market Funds every month or
                                                                                       quarter.
                                                                                     You won't pay a CDSC on the shares
                                                                                     you're exchanging.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 5:00 p.m. Eastern time each business day for each share class of Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

  - 2:30 p.m. Eastern time each business day for each share class of Nations Government Reserves

  - 12:00 noon Eastern time each business day for each share class of Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time each business day for each share class of Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  - 3:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

  - 2:30 p.m. Eastern time for Nations Government Reserves

  - 12:00 noon Eastern time for Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(PLUS SIGN DOLLAR  BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Investor B and Investor C Shares at net asset value per share.

        - If we don't receive payment by 4:00 p.m. Eastern time on the business day BACAP Distributors, PFPC or their agents receive the order (unless the Fund closes early), we'll refuse the order. We'll return any payment received for orders that we refuse. We can change this time under certain circumstances, for example, when there's more wiring activity than normal.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

      MINIMUM INITIAL INVESTMENT

      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $500 for traditional and Roth IRAs, and Coverdell Education Savings Accounts

        - $250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

        - $100 using our Systematic Investment Plan

        - There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
          IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this.

      MINIMUM ADDITIONAL INVESTMENT

      You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares twice a month, monthly or quarterly.

  - You can choose to have us transfer your money on or about the 15th or the last day of the month.

  - Some exceptions may apply to employees of Bank of America and its affiliates. For details, please contact your investment professional.


(MINUS SIGN DOLLAR SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We'll deduct any CDSC from the amount you're selling and send you the balance.

        - We normally send the sale proceeds of Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves or Nations Government Reserves by Fedwire on the same business day that BACAP Distributors, PFPC or their agents receive your order.

        - If you're selling your shares of Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Nations New York Tax-Exempt Reserves through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after BACAP Distributors, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

--------------------------------------------------------------------------------






 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS,
 SEE HOW ORDERS ARE
 PROCESSED.

--------------------------------------------------------------------------------


        - If you're selling your shares of Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Nations New York Tax-Exempt Reserves directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order.

        - You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Nations Treasury Reserves).

        - We can delay payment of the sale proceeds of Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves or Nations Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or the Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when:
          (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - We can delay payment of the sale proceeds of Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Nations New York Tax-Exempt Reserves for up to seven days.

        - Other restrictions may apply to retirement accounts. For more information about these restrictions please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

        - under certain other circumstances allowed under the 1940 Act

CHECKWRITING SERVICE
You can withdraw money from the Funds using our free checkwriting service. You can contact your investment professional or us to set up the service.

Here's how the service works:

  - Each check you write must be for $250 or more.

  - You can only use checks to make partial withdrawals. You can't use a check to make a full withdrawal of the shares you hold in a Fund.

  - Shares you sell by writing a check are eligible to receive distributions up to the day our custodian receives the check for payment.

  - We can change or cancel the service by giving you 30 days notice in writing.

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $10,000 to set up the plan.

  - If you set up the plan after you've opened your account, your signature must be guaranteed.

  - You can choose to have us transfer your money on or about the 10th or the 25th of the month.

  - You won't pay a CDSC if you withdraw 12% or less of the value of your shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(ARROWS GRAPHIC)   EXCHANGING SHARES

      You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - You can exchange Investor B Shares of a Fund for Investor B Shares of any other Nations Fund.

        - You can exchange Investor C Shares of a Fund for Investor C Shares of any other Nations Fund.

        - You must exchange at least $1,000, $25 if you use our Automatic Exchange Feature or our Automated Dollar Cost Averaging Feature.

        - You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.
        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $25 or more of Investor B or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to PFPC in writing or call 1.800.321.7854.

  - If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

  - You must already have an investment in the Funds you want to exchange into.

  - You can choose to have us transfer your money on or about the 1st or the 15th of the month.

  - The rules for making exchanges apply to automatic exchanges.

AUTOMATED DOLLAR COST AVERAGING FEATURE
The Automated Dollar Cost Averaging Feature lets you systematically exchange $25 or more of Investor B or Investor C Shares for shares of the same class of up to ten other Nations Funds non-money market funds, every month or quarter. You can contact your investment professional or us to set up the plan.

Here's how automated dollar cost averaging works:

  - Send your request to PFPC in writing or call 1.800.321.7854.

  - You need not have an investment in the Funds you want to exchange into.

  - If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

  - You can choose to have us transfer your money on or about the 1st or the 15th of the month.

  - The exchanges must be made over a minimum period of six months.

  - The rules for making exchanges apply to dollar cost averaging exchanges, except that the minimum investment requirements of the Nations Funds non-money market funds do not apply to these exchanges.

How selling and servicing agents are paid
(PERCENT GRAPHIC)


Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS

Your selling agent may receive an up-front commission (reallowance) when you buy a Fund. The amount of this commission depends on which share class you choose:

  - up to 4.00% of the offering price per share of Investor B Shares. The commission is not deducted from your purchase -- we pay your selling agent directly.

  - up to 1.00% of the net asset value per share of Investor C Shares. The commission is not deducted from your purchase -- we pay your selling agent directly.

If you buy or hold Investor B or Investor C Shares you will be subject to distribution (12b-1), shareholder servicing and shareholder administration fees and may be subject to a CDSC when you sell your shares.

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 OF THE 1940 ACT.

THE SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING AND ADMINISTRATION FEES

BACAP Distributors and selling and servicing agents are compensated for selling shares and providing services to investors under distribution, shareholder servicing and administration plans.

BACAP Distributors may be reimbursed for distribution-related expenses incurred up to an annual maximum of 0.75% of the average daily net assets of Investor B and Investor C Shares of the Funds, some or all of which may be paid to selling agents.

Servicing agents may receive a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Investor B and Investor C Shares of the Funds.

BACAP and/or financial institutions may receive a maximum annual shareholder administration fee of up to 0.10% of the average daily net assets of the Investor B and Investor C Shares of the Funds.

Fees are calculated daily and paid monthly. Because these fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Funds pay these fees to BACAP Distributors and/or to eligible selling and servicing agents and financial institutions, including BACAP or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:

  - a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  - additional amounts on all sales of shares:

    - up to 1.00% of the net asset value per share of Investor B Shares

    - up to 1.00% of the net asset value per share of Investor C Shares

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

This compensation, which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, BACAP Distributors sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BACAP Distributors and BACAP, and certain other selling or servicing agents. Selected selling and servicing agents may also receive compensation for opening a minimum number of accounts. BACAP Distributors may cancel any compensation program at any time.

BACAP and BACAP Distributors may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

Distributions and taxes
(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.321.7854.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and any net short-term capital gain generally are taxable to you as ordinary income. Although the Funds do not expect to realize any capital gain, any distributions of net long-term capital gain generally are taxable to you as long-term capital gain.

In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income. Fund distributions also will not qualify for recently enacted reductions in federal income taxation of dividends payable to individuals from domestic and certain foreign corporations.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

NATIONS MUNICIPAL RESERVES, NATIONS TAX-EXEMPT RESERVES, NATIONS CALIFORNIA TAX-EXEMPT RESERVES, NATIONS NEW YORK TAX-EXEMPT RESERVES

In general, you will not be subject to federal income tax on distributions from Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves of their tax-exempt interest income. Distributions from Nations California Tax-Exempt Reserves of its interest income from California municipal securities will not be subject to California state individual income tax. Distributions from Nations New York Tax-Exempt Reserves of its interest income from New York municipal securities will not be subject to New York State and New York City individual income tax. Distributions from these Funds, however, may be subject to state, local and other taxes.

Although these Funds do not intend to earn any taxable income or capital gain, any distributions of such income or capital gain generally are subject to tax.

A portion of the distributions from Nations Municipal Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves may also be subject to alternative minimum taxes.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records
  - the IRS informs us that you're otherwise subject to backup withholding The IRS may also impose penalties against you if you don't give us a correct TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested. Financial highlights for Investor B Shares and Investor C Shares of Nations Tax-Exempt Reserves and Investor C Shares of Nations California Tax-Exempt Reserves, are not provided because these classes of shares for these Funds had not yet commenced operations during the period indicated.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS CASH RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED               YEAR ENDED               YEAR ENDED
  INVESTOR B SHARES                              03/31/03                 03/31/02                 03/31/01
  Net asset value, beginning of period             $1.00                    $1.00                    $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.0053                   0.0210                   0.0518
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.0053)                 (0.0210)                 (0.0518)
  Net asset value, end of period                   $1.00                    $1.00                    $1.00
  TOTAL RETURN++                                   0.54%                    2.12%                    5.30%
                                          =======================  =======================  =======================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $54,493                  $37,408                  $27,360
  Ratio of operating expenses to average
    net assets                                  1.28%(a)(b)              1.30%(a)(b)               1.30%(a)
  Ratio of net investment income/(loss)
    to average net assets                          0.54%                    1.82%                    5.12%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.36%(a)                 1.37%(a)                 1.37%(a)

                                                PERIOD ENDED
  INVESTOR B SHARES                               03/31/00*
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0225
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0225)
  Net asset value, end of period                    $1.00
  TOTAL RETURN++                                    2.28%
                                           =======================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)             $8,828
  Ratio of operating expenses to average
    net assets                                  1.30%+(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                          4.27%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.39%+(a)

* Cash Reserves Investor B Shares commenced operations on October 4, 1999.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS CASH RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED               YEAR ENDED               YEAR ENDED
  INVESTOR C SHARES                              03/31/03                 03/31/02                 03/31/01
  Net asset value, beginning of period             $1.00                    $1.00                    $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.0053                   0.0210                   0.0518
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.0053)                 (0.0210)                 (0.0518)
  Net asset value, end of period                   $1.00                    $1.00                    $1.00
  TOTAL RETURN++                                   0.54%                    2.12%                    5.30%
                                          =======================  =======================  =======================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $4,811                   $1,357                   $1,717
  Ratio of operating expenses to average
    net assets                                  1.28%(a)(b)              1.30%(a)(b)               1.30%(a)
  Ratio of net investment income/(loss)
    to average net assets                          0.54%                    1.82%                    5.12%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.36%(a)                 1.37%(a)                 1.37%(a)

                                                PERIOD ENDED
  INVESTOR C SHARES                               03/31/00*
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0223
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0223)
  Net asset value, end of period                    $1.00
  TOTAL RETURN++                                    2.25%
                                           =======================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)              $345
  Ratio of operating expenses to average
    net assets                                  1.30%+(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                          4.27%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.39%+(a)

* Cash Reserves Investor C Shares commenced operations on October 5, 1999.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MONEY MARKET RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED               YEAR ENDED              PERIOD ENDED
  INVESTOR B SHARES                              03/31/03                 03/31/02                 03/31/01
  Net asset value, beginning of period             $1.00                    $1.00                    $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.0049                   0.0201                   0.0515
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.0049)                 (0.0201)                 (0.0515)
  Net asset value, end of period                   $1.00                    $1.00                    $1.00
  TOTAL RETURN++                                   0.49%                    2.03%                    5.27%
                                          =======================  =======================  =======================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $15,512                  $9,407                   $6,907
  Ratio of operating expenses to average
    net assets                                  1.26%(a)(b)               1.30%(a)                1.30%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                          0.48%                    1.75%                    5.09%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.36%(a)                 1.38%(a)                 1.37%(a)

                                                PERIOD ENDED
  INVESTOR B SHARES                               03/31/00*
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0227
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0227)
  Net asset value, end of period                    $1.00
  TOTAL RETURN++                                    2.29%
                                           =======================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)             $1,940
  Ratio of operating expenses to average
    net assets                                  1.30%+(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                          4.54%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.43%+(a)

* Money Market Reserves Investor B Shares commenced operations on October 5,
1999.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MONEY MARKET RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED               YEAR ENDED               YEAR ENDED
  INVESTOR C SHARES                              03/31/03                 03/31/02                 03/31/01
  Net asset value, beginning of period             $1.00                    $1.00                    $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.0049                   0.0201                   0.0208
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.0049)                 (0.0201)                 (0.0208)
  Net asset value, end of period                   $1.00                    $1.00                    $1.00
  TOTAL RETURN++                                   0.49%                    2.03%                    2.08%
                                          =======================  =======================  =======================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $1,072                    $408                     $340
  Ratio of operating expenses to average
    net assets                                  1.27%(a)(b)               1.30%(a)                1.30%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                          0.47%                    1.75%                    5.09%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.36%(a)                 1.38%(a)                 1.37%(a)

                                                PERIOD ENDED
  INVESTOR C SHARES                               03/31/00*
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0112
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0112)
  Net asset value, end of period                    $1.00
  TOTAL RETURN++                                    1.12%
                                           =======================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)               $19
  Ratio of operating expenses to average
    net assets                                  1.30%+(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                          4.54%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.43%+(a)

* Money Market Reserves Investor C Shares commenced operations on January 6,
2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TREASURY RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED               YEAR ENDED               YEAR ENDED
  INVESTOR B SHARES                              03/31/03                 03/31/02                 03/31/01
  Net asset value, beginning of period             $1.00                    $1.00                    $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.0047                   0.0192                   0.0493
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.0047)                 (0.0192)                 (0.0493)
  Net asset value, end of period                   $1.00                    $1.00                    $1.00
  TOTAL RETURN++                                   0.47%                    1.93%                    5.04%
                                          =======================  =======================  =======================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)             $535                     $180                     $237
  Ratio of operating expenses to average
    net assets                                   1.22%(a)                 1.30%(a)                1.30%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                          0.50%                    1.71%                    4.89%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.36%(a)                 1.37%(a)                 1.37%(a)

                                                PERIOD ENDED
  INVESTOR B SHARES                               03/31/00*
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0192
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0192)
  Net asset value, end of period                    $1.00
  TOTAL RETURN++                                    1.94%
                                           =======================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)               $80
  Ratio of operating expenses to average
    net assets                                  1.30%+(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                          3.96%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.38%+(a)

* Treasury Reserves Investor B Shares commenced operations on October 15, 1999. + Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TREASURY RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                                  PERIOD ENDED
  INVESTOR C SHARES                                                03/31/03*
  Net asset value, beginning of period                               $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                       0.0017
  LESS DISTRIBUTIONS:
  Dividends from net investment income                              (0.0017)
  Net asset value, end of period                                     $1.00
  TOTAL RETURN++                                                     0.15%
                                          ============================================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                                 $5
  Ratio of operating expenses to average
    net assets                                                     1.26%+(a)
  Ratio of net investment income/(loss)
    to average net assets                                            0.46%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                         1.36%+(a)

* Treasury Reserves Investor C Shares commenced operations on July 16, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS GOVERNMENT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED               YEAR ENDED               YEAR ENDED
  INVESTOR B SHARES                              03/31/03                 03/31/02                 03/31/01
  Net asset value, beginning of period             $1.00                    $1.00                    $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.0045                   0.0193                   0.0505
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.0045)                 (0.0193)                 (0.0505)
  Net asset value, end of period                   $1.00                    $1.00                    $1.00
  TOTAL RETURN++                                   0.45%                    1.94%                    5.17%
                                          =======================  =======================  =======================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $1,804                   $2,105                    $990
  Ratio of operating expenses to average
    net assets                                   1.26%(a)                 1.30%(a)                 1.30%(a)
  Ratio of net investment income/(loss)
    to average net assets                          0.42%                    1.60%                    4.96%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.37%(a)                 1.38%(a)                 1.39%(a)

                                                PERIOD ENDED
  INVESTOR B SHARES                               03/31/00*
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0185
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0185)
  Net asset value, end of period                    $1.00
  TOTAL RETURN++                                    1.86%
                                           =======================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)              $108
  Ratio of operating expenses to average
    net assets                                  1.30%+(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                          4.16%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.39%+(a)

* Government Reserves Investor B Shares commenced operations on November 2,
1999.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS GOVERNMENT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               PERIOD ENDED              YEAR ENDED               YEAR ENDED
  INVESTOR C SHARES                             01/06/03**                03/31/02                 03/31/01
  Net asset value, beginning of period             $1.00                    $1.00                    $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.0037                   0.0193                   0.0505
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.0037)                 (0.0193)                 (0.0505)
  Net asset value, end of period                   $1.00                    $1.00                    $1.00
  TOTAL RETURN++                                   0.37%                    1.95%                    5.17%
                                          =======================  =======================  =======================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)             $--#                     $982                     $160
  Ratio of operating expenses to average
    net assets                                   1.30%+(a)                1.30%(a)                1.30%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                         0.57%+                    1.60%                    4.96%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.37%+(a)                1.38%(a)                 1.39%(a)

                                                PERIOD ENDED
  INVESTOR C SHARES                               03/31/00*
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0126
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0126)
  Net asset value, end of period                    $1.00
  TOTAL RETURN++                                    1.26%
                                           =======================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)              $746
  Ratio of operating expenses to average
    net assets                                  1.30%+(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                          4.16%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.39%+(a)

* Government Reserves Investor C Shares commenced operations on December 21,
1999.
** Investor C Shares were fully redeemed on January 6, 2003.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Amount represents less than $500.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MUNICIPAL RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED               YEAR ENDED               YEAR ENDED
  INVESTOR B SHARES                              03/31/03                 03/31/02                 03/31/01
  Net asset value, beginning of period             $1.00                    $1.00                    $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.0045                   0.0113                   0.0282
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.0045)                 (0.0113)                 (0.0282)
  Net asset value, end of period                   $1.00                    $1.00                    $1.00
  TOTAL RETURN++                                   0.45%                    1.14%                    2.86%
                                          =======================  =======================  =======================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)              $59                      $71                      $64
  Ratio of operating expenses to average
    net assets                                     1.03%                    1.22%                    1.30%
  Ratio of net investment income/(loss)
    to average net assets                          0.40%                    0.93%                    2.83%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                         1.38%                    1.40%                    1.39%

                                                PERIOD ENDED
  INVESTOR B SHARES                               03/31/00*
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0062
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0062)
  Net asset value, end of period                    $1.00
  TOTAL RETURN++                                    0.62%
                                           =======================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)               $91
  Ratio of operating expenses to average
    net assets                                     1.30%+
  Ratio of net investment income/(loss)
    to average net assets                          2.19%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                         1.40%+

* Municipal Reserves Investor B Shares commenced operations on December 27,
1999.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

NATIONS MUNICIPAL RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                            YEAR ENDED
  INVESTOR C SHARES                                          03/31/03
  Net asset value, beginning of period                         $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                0.0044
  LESS DISTRIBUTIONS:
  Dividends from net investment income                       (0.0044)
  Net asset value, end of period                               $1.00
  TOTAL RETURN++                                               0.45%
                                          ===============================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                        $2,525
  Ratio of operating expenses to average
    net assets                                                 1.01%
  Ratio of net investment income/(loss)
    to average net assets                                      0.42%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                     1.38%

                                                            PERIOD ENDED
  INVESTOR C SHARES                                           03/31/02*
  Net asset value, beginning of period                          $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                 0.0000#
  LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.0000)#
  Net asset value, end of period                                $1.00
  TOTAL RETURN++                                               0.00%#
                                           ===============================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                           $95
  Ratio of operating expenses to average
    net assets                                                 1.30%+
  Ratio of net investment income/(loss)
    to average net assets                                      0.93%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                     1.40%+

* Municipal Reserves Investor C Shares commenced operations on March 28, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Amount represents less than $0.0001 or 0.01%, as applicable.

NATIONS CALIFORNIA TAX-EXEMPT
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
RESERVES

                                                    YEAR ENDED                       YEAR ENDED
  INVESTOR B SHARES                                  03/31/03                         03/31/02
  Net asset value, beginning of period                 $1.00                            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                        0.0022                           0.0037
  LESS DISTRIBUTIONS:
  Dividends from net investment income               (0.0022)                         (0.0037)
  Net asset value, end of period                       $1.00                            $1.00
  TOTAL RETURN++                                       0.22%                            0.37%
                                          ===============================  ===============================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                  $7                              $--#
  Ratio of operating expenses to average
    net assets                                         0.97%                            1.30%
  Ratio of net investment income/(loss)
    to average net assets                              0.40%                            0.28%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                             1.37%                            1.38%

                                                    PERIOD ENDED
  INVESTOR B SHARES                                   03/31/01*
  Net asset value, beginning of period                  $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                         0.0038
  LESS DISTRIBUTIONS:
  Dividends from net investment income                (0.0038)
  Net asset value, end of period                        $1.00
  TOTAL RETURN++                                        0.38%
                                           ===============================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                   $64
  Ratio of operating expenses to average
    net assets                                         1.30%+
  Ratio of net investment income/(loss)
    to average net assets                              2.23%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                             1.38%+

* California Tax-Exempt Reserves Investor B Shares commenced operations on December 29, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Amount represents less than $500.

NATIONS NEW YORK TAX-EXEMPT
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
RESERVES

                                                           PERIOD ENDED
  INVESTOR B SHARES                                         12/22/02**
  Net asset value, beginning of period                        $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                0.0018
  LESS DISTRIBUTIONS:
  Dividends from net investment income                       (0.0018)
  Net asset value, end of period                              $1.00
  TOTAL RETURN++                                              0.18%
                                          ==============================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, of period (in 000's)                            $--##
  Ratio of operating expenses to average
    net assets                                                1.23%+
  Ratio of net investment income/(loss)
    to average net assets                                     0.17%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                    1.88%+

                                                            PERIOD ENDED
  INVESTOR B SHARES                                          03/31/02*
  Net asset value, beginning of period                         $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                0.0000#
  LESS DISTRIBUTIONS:
  Dividends from net investment income                       (0.0000)#
  Net asset value, end of period                               $1.00
  TOTAL RETURN++                                               0.00%#
                                           ==============================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, of period (in 000's)                               $1
  Ratio of operating expenses to average
    net assets                                                 1.30%+
  Ratio of net investment income/(loss)
    to average net assets                                     (0.07)%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                     5.61%+

* New York Tax-Exempt Reserves Investor B Shares commenced operations on February 15, 2002.
** Investor B Shares were fully redeemed on December 22, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Amount represents less than $0.0001 or 0.01%, as applicable.
## Amount represents less than $500.

NATIONS NEW YORK TAX-EXEMPT
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
RESERVES

                                                           PERIOD ENDED
  INVESTOR C SHARES                                         12/22/02**
  Net asset value, beginning of period                        $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                0.0018
  LESS DISTRIBUTIONS:
  Dividends from net investment income                       (0.0018)
  Net asset value, end of period                              $1.00
  TOTAL RETURN++                                              0.18%
                                          ==============================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                        $--##
  Ratio of operating expenses to average
    net assets                                                1.23%+
  Ratio of net investment income/(loss)
    to average net assets                                     0.17%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                    1.88%+

                                                            PERIOD ENDED
  INVESTOR C SHARES                                          03/31/02*
  Net asset value, beginning of period                         $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                0.0000#
  LESS DISTRIBUTIONS:
  Dividends from net investment income                       (0.0000)#
  Net asset value, end of period                               $1.00
  TOTAL RETURN++                                               0.00%#
                                           ==============================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                           $1
  Ratio of operating expenses to average
    net assets                                                 1.30%+
  Ratio of net investment income/(loss)
    to average net assets                                     (0.07)%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                     5.61%+

* New York Tax-Exempt Reserves Investor C Shares commenced operations on February 15, 2002.
** Investor C Shares were fully redeemed on December 22, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Amount represents less than $0.0001 or 0.01%, as applicable.
## Amount represents less than $500.

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

DEBT SECURITY -- when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

EQUITY SECURITY -- an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIRST-TIER SECURITY -- under Rule 2a-7 of the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

GUARANTEED INVESTMENT CONTRACT -- an investment instrument issued by a rated insurance company in return for a payment by an investor.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities. For Nations Treasury Reserves and Nations Government Reserves, money market instruments do not include either commercial paper or municipal securities.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

PARTICIPATION -- a pass-through certificate representing a share in a pool of debt obligations or other instruments.

PASS-THROUGH CERTIFICATE -- securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

PRIVATE ACTIVITY BOND -- a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SPECIAL PURPOSE ISSUER -- an entity organized solely to issue asset-backed securities on a pool of assets it owns.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. TREASURY OBLIGATION -- a debt security issued by the U.S. Treasury.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Where to find more information
(QUESTION MARK GRAPHIC)

You'll find more information about Nations Money Market Funds in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS

      The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Funds and their policies. The
                   SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations
      Funds:

      By telephone: 1.800.321.7854

      By mail:
      NATIONS FUNDS
      C/O BACAP DISTRIBUTORS, LLC
      ONE BANK OF AMERICA PLAZA
      33RD FLOOR
      CHARLOTTE, NC 28255

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


--------------------------------------------------------------------------------
SEC file number:
Nations Funds Trust, 811-09645
MMPROIX-0803
--------------------------------------------------------------------------------


                                                            (NATIONS FUNDS LOGO)

                Money Market Funds
                ----------------------------------------------------------------
                Prospectus -- Market Class Shares
                August 1, 2003
(NATIONS FUNDS LOGO)

NATIONS CASH RESERVES
NATIONS MONEY MARKET RESERVES
NATIONS TREASURY RESERVES
NATIONS GOVERNMENT RESERVES
NATIONS MUNICIPAL RESERVES
NATIONS TAX-EXEMPT RESERVES
NATIONS CALIFORNIA TAX-EXEMPT RESERVES
NATIONS NEW YORK TAX-EXEMPT RESERVES


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 49.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about some Nations Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Market Class Shares of the Funds. This class of shares is designed primarily for financial institutions and intermediaries for their own accounts, and for certain of their client accounts. Please turn to BUYING, SELLING AND EXCHANGING SHARES for more information about who is eligible to buy this class of shares.

ABOUT THE FUNDS

The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  - you're looking for a relatively low risk investment with stability of principal

  - you have short-term income needs

They may not be suitable for you if:

  - you're looking for higher returns

  - you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds

(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BACAP IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE ABOUT BACAP STARTING ON PAGE 35.

--------------------------------------------------------------------------------


NATIONS CASH RESERVES                                            4
------------------------------------------------------------------
NATIONS MONEY MARKET RESERVES                                    7
------------------------------------------------------------------
NATIONS TREASURY RESERVES                                       10
------------------------------------------------------------------
NATIONS GOVERNMENT RESERVES                                     14
------------------------------------------------------------------
NATIONS MUNICIPAL RESERVES                                      18
------------------------------------------------------------------
NATIONS TAX-EXEMPT RESERVES                                     22
------------------------------------------------------------------
NATIONS CALIFORNIA TAX-EXEMPT RESERVES                          26
------------------------------------------------------------------
NATIONS NEW YORK TAX-EXEMPT RESERVES                            30
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     33
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       35

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         37
     How orders are processed                                   38
  How selling and servicing agents are paid                     42
  Distributions and taxes                                       43
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            45
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   49
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS CASH RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - commercial paper

  - bank obligations

  - short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  - short-term taxable municipal securities

  - repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Cash Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Market Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----
               5.25%    5.19%    4.75%    5.99%    3.75%    1.36%



              *Year-to-date return as of June 30, 2003: 0.38%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 3RD AND 4TH QUARTERS 2000:       1.54%
         WORST: 4TH QUARTER 2002:               0.27%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002


                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         MARKET CLASS SHARES                               1.36%     4.20%     4.44%

      *THE INCEPTION DATE OF MARKET CLASS SHARES IS MAY 3, 1996.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                            Market Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                0.15%



         Distribution (12b-1) and shareholder servicing fees            0.45%



                                                                        0.11%
         Other expenses                                                  --------



         Total annual Fund operating expenses                           0.71%



                                                                       (0.06)%
         Fee waivers and/or reimbursements                               --------



                                                                        0.65%
         Total net expenses(2)                                           ========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Market Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         MARKET CLASS SHARES                     $66      $221      $389       $877

NATIONS MONEY MARKET RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - commercial paper

  - bank obligations

  - short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  - short-term taxable municipal securities

  - repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Money Market Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Market Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1999     2000     2001     2002
               ----     ----     ----     ----
               4.74%    5.98%    3.68%    1.28%



              *Year-to-date return as of June 30, 2003: 0.36%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 3RD QUARTER 2000:          1.54%
         WORST: 4TH QUARTER 2002:         0.26%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002


                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         MARKET CLASS SHARES                                       1.28%    3.95%

      *THE INCEPTION DATE OF MARKET CLASS SHARES IS OCTOBER 9, 1998.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                            Market Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                0.15%



         Distribution (12b-1) and shareholder servicing fees            0.45%



                                                                        0.11%
         Other expenses                                                  --------



         Total annual Fund operating expenses                           0.71%



                                                                       (0.06)%
         Fee waivers and/or reimbursements                               --------



                                                                        0.65%
         Total net expenses(2)                                           ========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Market Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         MARKET CLASS SHARES                     $66      $221      $389       $877

NATIONS TREASURY RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - U.S. Treasury obligations

  - repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations and U.S. government obligations

  - obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Treasury Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- Some of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Market Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----
               5.11%    4.97%    4.46%    5.72%    3.52%    1.23%



              *Year-to-date return as of June 30, 2003: 0.35%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 2000:          1.49%
         WORST: 4TH QUARTER 2002:         0.24%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002


                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         MARKET CLASS SHARES                               1.23%    3.97%     4.24%

      *THE INCEPTION DATE OF MARKET CLASS SHARES IS MAY 3, 1996.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                            Market Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                0.15%



         Distribution (12b-1) and shareholder servicing fees            0.45%



                                                                        0.11%
         Other expenses                                                  --------



         Total annual Fund operating expenses                           0.71%



                                                                       (0.06)%
         Fee waivers and/or reimbursements                               --------



                                                                        0.65%
         Total net expenses(2)                                           ========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Market Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         MARKET CLASS SHARES                     $66      $221      $389       $877

NATIONS GOVERNMENT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S.
                   government obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily U.S. government obligations and U.S. Treasury obligations, the interest on which is generally free from state income tax.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Government Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Market Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----
               5.13%    5.03%    4.56%    5.86%    3.59%    1.21%



              *Year-to-date return as of June 30, 2003: 0.35%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 3RD AND 4TH QUARTERS 2000:       1.51%
         WORST: 4TH QUARTER 2002:               0.25%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002


                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         MARKET CLASS SHARES                               1.21%     4.04%    4.29%

      *THE INCEPTION DATE OF MARKET CLASS SHARES IS MAY 3, 1996.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                            Market Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                0.15%



         Distribution (12b-1) and shareholder servicing fees            0.45%



         Other expenses                                                 0.12%
                                                                         --------



         Total annual Fund operating expenses                           0.72%



         Fee waivers and/or reimbursements                             (0.07)%
                                                                         --------



         Total net expenses(2)                                          0.65%
                                                                         ========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Market Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         MARKET CLASS SHARES                     $66      $223      $394       $888

NATIONS MUNICIPAL RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than federal alternative minimum tax. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may invest all or any portion of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Municipal Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on municipal obligations, which is generally free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state, local and other taxes. Shares of Nations Municipal Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Market Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----
               3.24%    3.00%    2.69%    3.57%    2.21%    0.90%



              *Year-to-date return as of June 30, 2003: 0.30%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 2ND AND 4TH QUARTERS 2000:       0.94%
         WORST: 3RD QUARTER 2002:               0.21%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002


                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         MARKET CLASS SHARES                               0.90%     2.47%     2.65%

      *THE INCEPTION DATE OF MARKET CLASS SHARES IS MAY 3, 1996.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                            Market Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                0.15%



         Distribution (12b-1) and shareholder servicing fees            0.45%



                                                                        0.13%
         Other expenses                                                  --------



         Total annual Fund operating expenses                           0.73%



                                                                       (0.08)%
         Fee waivers and/or reimbursements                               --------



                                                                        0.65%
         Total net expenses(2)                                           ========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Market Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         MARKET CLASS SHARES                      $66      $225      $398      $899

NATIONS TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. The Fund normally invests all of its assets in municipal securities which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on municipal obligations, which is generally free from federal income and alternative minimum taxes, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities, or from realized capital gains, is generally subject to federal, state and local taxes. Shares of Nations Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               1.97%    2.47%    3.43%    3.06%    3.22%    2.93%    2.73%    3.58%    2.22%    0.85%



              *Year-to-date return as of June 30, 2003: 0.28%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 2ND AND 4TH QUARTERS 2000:         0.94%
         WORST: 1ST AND 3RD QUARTERS 2002:        0.20%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002


                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         INVESTOR A SHARES                       0.85%     2.46%     2.64%      2.86%

      *THE INCEPTION DATE OF INVESTOR A SHARES IS APRIL 5, 1991.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                            Market Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                0.15%



         Distribution (12b-1) and Shareholder servicing fees            0.45%



                                                                        0.13%
         Other expenses                                                  --------



         Total annual Fund operating expenses                           0.73%



                                                                       (0.08)%
         Fee waivers and/or reimbursements                               --------



                                                                        0.65%
         Total net expenses(2)                                           ========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Market Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         MARKET CLASS SHARES                     $66      $225      $398       $899

NATIONS CALIFORNIA TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from California state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and California individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations California Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on California municipal obligations, which is generally free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of Nations California Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

      - STATE SPECIFIC RISK -- State specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. A slow-down in the economy and a drop in revenues from personal income tax on capital gains and stock options caused by the weak performance of the stock market have contributed to an overall decline in the current finances of California and its municipalities. The State projects a deficit of $23.6 billion for fiscal year 2002-03. Further, the State continues to experience significant energy-related challenges and commitments. As of July 1, the State Legislature has not approved a budget for fiscal year 2002-03. It is unclear how the current economic conditions or the energy-situation may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BARCHART GRAPHIC) A LOOK AT THE FUND'S PERFORMANCE
                   The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               1.87%    2.30%    3.32%    2.88%    3.07%    2.74%    2.51%    3.10%    1.97%    0.91%



              *Year-to-date return as of June 30, 2003: 0.30%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 2ND QUARTER 1995:          0.87%
         WORST: 3RD QUARTER 2002:         0.20%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002


                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         INVESTOR CLASS SHARES                   0.91%     2.24%     2.46%      2.77%

      *THE INCEPTION DATE OF INVESTOR CLASS SHARES IS DECEMBER 6, 1989.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                            Market Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                0.15%



         Distribution (12b-1) and shareholder servicing fees            0.45%



         Other expenses                                                 0.12%
                                                                         --------



         Total annual Fund operating expenses                           0.72%



         Fee waivers and/or reimbursements                             (0.07)%
                                                                         --------



         Total net expenses(2)                                          0.65%
                                                                         ========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Market Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         MARKET CLASS SHARES                     $66      $223      $394       $888

NATIONS NEW YORK TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from New York state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest that is free from federal income tax and New York state individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations New York Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most distributions paid by the Fund come from interest on New York municipal obligations, which is generally free from federal income tax and New York State and New York City individual income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of Nations New York Tax-Exempt Reserves would not be a suitable investment for tax-advantaged accounts or tax-exempt investors.

      - STATE SPECIFIC RISK -- State specific risk is the chance that the Fund, because it invests primarily in securities issued by New York State, New York City and New York's other municipalities, is more vulnerable to unfavorable developments in New York than funds that invest in municipal bonds of many different states. Although New York's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity, adverse conditions affecting any one of these industries could have a negative impact on New York municipal securities. Travel and tourism also constitute an important part of the New York State and City economies. The September 11, 2001 terrorist attack on the World Trade Center in New York City has had and is likely to continue to have an adverse effect to all areas of the New York economy. The financial sector activity remains the largest risk to the New York economy and any prolonged downturn in the financial sector could produce sharper declines in both employment and compensation. While the potential economic benefits of the recovery and rebuilding efforts in New York may serve to off-set these losses, a general risk does exist that issuers of municipal securities held by the Fund may not be able to make their timely payments of principal and interest.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(BARCHART GRAPHIC) A LOOK AT THE FUND'S PERFORMANCE
                   Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                            Market Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                0.15%



         Distribution (12b-1) and shareholder servicing fees            0.45%



         Other expenses                                                 0.63%
                                                                         --------



         Total annual Fund operating expenses                           1.23%



         Fee waivers and/or reimbursements                             (0.58)%
                                                                         --------



         Total net expenses(2)                                          0.65%
                                                                         ========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Market Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         MARKET CLASS SHARES                     $66      $333      $620      $1,437

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

      - SPECIAL RULES FOR MONEY MARKET FUNDS -- Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

        - may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

        - must maintain an average dollar-weighted maturity of 90 days or less

        - may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days (except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves)

        - may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities, except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves, which also may invest in second-tier securities.

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy of certain Funds may be changed without shareholder approval by giving the shareholder at least 60 days notice. The 80% Policy of certain other Funds and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a

        Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, distribution, administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - INFORMATION FOR FEDERALLY CHARTERED CREDIT UNIONS -- Shares of Nations Treasury Reserves and Nations Government Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.321.7854 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------


INVESTMENT ADVISER

BACAP is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Money Market Funds described in this prospectus.

BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $195 billion, BACAP acts as investment manager for individuals, corporations, private investment companies and financial institutions. BACAP uses a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP's Cash Investment Team is responsible for making the day-to-day investment decisions for each Fund.

Nations Funds pays BACAP an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

BACAP has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2004. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BACAP will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BACAP can receive, along with the actual advisory fees BACAP and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  NATIONS CASH RESERVES                                       0.15%        0.12%



  NATIONS MONEY MARKET RESERVES                               0.15%        0.12%



  NATIONS TREASURY RESERVES                                   0.15%        0.12%



  NATIONS GOVERNMENT RESERVES                                 0.15%        0.12%



  NATIONS MUNICIPAL RESERVES                                  0.15%        0.12%



  NATIONS TAX-EXEMPT RESERVES                                 0.15%        0.12%



  NATIONS CALIFORNIA TAX-EXEMPT RESERVES                      0.15%        0.12%



  NATIONS NEW YORK TAX-EXEMPT RESERVES                        0.15%        0.00%

INVESTMENT SUB-ADVISER

Nations Funds and BACAP may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BACAP retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BACAP may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. BACAP and the Funds have applied for relief from the SEC to permit the Funds to act on many of BACAP's recommendations with approval only by the Board and not by Fund shareholders. BACAP or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BACAP and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

BACAP DISTRIBUTORS, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------

The Funds are distributed by BACAP Distributors, LLC (BACAP Distributors), a registered broker/dealer. BACAP Distributors may pay distribution (12b-1) and shareholder servicing fees and/or other compensation to companies for selling shares and providing services to investors.

BACAP Distributors is also administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay BACAP Distributors a fee of 0.10% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

--------------------------------------------------------------------------------

PFPC INC.

400 BELLEVUE PARKWAY WILMINGTON, DELAWARE 19809

--------------------------------------------------------------------------------

PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares
(BUYING, SELLING AND EXCHANGING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Market Class Shares of the Funds. Here are some general rules about this class of shares:

  - Market Class Shares are available through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other similar services (Cash Management Services). This share class is primarily intended for use in connection with specific Cash Management Services programs. This class of shares may be offered by:

    - Bank of America and certain of its affiliates

    - certain other financial institutions and intermediaries.

  - The minimum initial investment is $10,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Market Class Shares.

  - There is no minimum for additional investments.

  - There are no sales charges for buying, selling or exchanging these shares.

  - Please contact your investment professional for more information about the availability of this share class.

You'll find more information about buying, selling and exchanging Market Class Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 5:00 p.m. Eastern time each business day for each share class of Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

  - 2:30 p.m. Eastern time each business day for each share class of Nations Government Reserves

  - 12:00 noon Eastern time each business day for each share class of Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time each business day for each share class of Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  - 5:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves, except:

    - Orders must be received for Nations Cash Reserves by 3:00 p.m. Eastern time on the last business day of the calendar year

    - Orders must be received for Nations Money Market Reserves by 3:00 p.m. Eastern time on business days that precede the national holidays observed by the Fund

    - Orders must be received for Nations Treasury Reserves by 3:00 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by the Fund

  - 2:30 p.m. Eastern time for Nations Government Reserves

  - 12:00 noon Eastern time for Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Market Class Shares at net asset value per share.

        - We must receive payment by the following times on the business day BACAP Distributors, PFPC or their agents receive the order (unless the Fund closes early):

          - 5:30 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves, except:

              - Payment must be received for Nations Cash Reserves by 4:00 p.m.
                Eastern time on the last business day of the calendar year

              - Payment must be received for Nations Money Market Reserves by
                4:00 p.m. Eastern time on business days that precede the national holidays observed by this Fund

              - Payment must be received for Nations Treasury Reserves by 4:00
                p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by this Fund

          - 4:00 p.m. Eastern time for Nations Government Reserves, Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

             If we receive payment after these times, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change these times under certain circumstances, for example, when there's more wiring activity than normal.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.


(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

--------------------------------------------------------------------------------




 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------


        - We normally send the sale proceeds by Fedwire on the same business day that BACAP Distributors, PFPC or their agents receive your order.

        - You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Nations Treasury Reserves).

        - We can delay payment of the sale proceeds of Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves or Nations Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - We can delay payment of the sale proceeds of Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Nations New York Tax-Exempt Reserves for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 30 days notice in writing if we're going to do this

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you

        - under certain other circumstances allowed under the 1940 Act

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.
--------------------------------------------------------------------------------


(EXCHANGING SHARES      EXCHANGING SHARES
  GRAPHIC)

      You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can exchange Market Class Shares of a Fund for Market Class Shares of any other Nations Money Market Fund.

        - You must exchange at least $10,000 at a time.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 OF THE 1940 ACT.

THE SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

BACAP Distributors and selling and servicing agents are compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

BACAP Distributors may be compensated or reimbursed for distribution-related expenses up to an annual maximum of 0.20% of the average daily net assets of Market Class Shares of the Funds, some or all of which may be paid to selling agents.

Servicing agents may receive a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Market Class Shares of the Funds.

Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Funds pay these fees to BACAP Distributors and/or to eligible selling and servicing agents and financial institutions, including BACAP or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:

  - a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

This compensation, which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, BACAP Distributors sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BACAP Distributors and BACAP, and certain other selling or servicing agents. Selected selling and servicing agents may also receive compensation for opening a minimum number of accounts. BACAP Distributors may cancel any compensation program at any time.

BACAP and BACAP Distributors may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

Distributions and taxes
(GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and any net short-term capital gain generally are taxable to you as ordinary income. Although the Funds do not expect to realize any capital gain, any distributions of net long-term capital gain generally are taxable to you as long-term capital gain.

In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income. Fund distributions also will not qualify for recently enacted reductions in federal income taxation of dividends payable to individuals from domestic and certain foreign corporations.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

NATIONS MUNICIPAL RESERVES, NATIONS TAX-EXEMPT RESERVES, NATIONS CALIFORNIA TAX-EXEMPT RESERVES, NATIONS NEW YORK TAX-EXEMPT RESERVES

In general, you will not be subject to federal income tax on distributions from Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves of their tax-exempt interest income. Distributions from Nations California Tax-Exempt Reserves of its interest income from California municipal securities will not be subject to California state individual income tax. Distributions from Nations New York Tax-Exempt Reserves of its interest income from New York municipal securities will not be subject to New York State and New York City individual income tax. Distributions from these Funds, however, may be subject to state, local and other taxes.

Although these Funds do not intend to earn any taxable income or capital gain, any distributions of such income or capital gain generally are subject to tax.

A portion of the distributions from Nations Municipal Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves may also be subject to alternative minimum taxes.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested. Financial highlights for Market Class Shares of Nations Tax-Exempt Reserves and Nations California Tax-Exempt Reserves are not provided because this class of shares for these Funds had not yet commenced operations during the period indicated.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS CASH RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED       PERIOD ENDED
  MARKET CLASS SHARES                         03/31/03          03/31/02          03/31/01          03/31/00         03/31/99*
  Net asset value, beginning of period         $1.00             $1.00             $1.00             $1.00             $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                 0.0116            0.0275            0.0583            0.0487            0.0447
  LESS DISTRIBUTIONS:
  Dividends from net investment income        (0.0116)          (0.0275)          (0.0583)          (0.0487)          (0.0447)
  Net asset value, end of period               $1.00             $1.00             $1.00             $1.00             $1.00
  TOTAL RETURN++                               1.17%             2.78%             5.99%             4.98%             4.56%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)       $3,774,034        $3,844,641        $3,342,882        $2,779,002        $1,486,502
  Ratio of operating expenses to average
    net assets                              0.65%(a)(b)       0.65%(a)(b)         0.65%(a)        0.65%(a)(b)        0.61%+(a)
  Ratio of net investment income/(loss)
    to average net assets                      1.17%             2.47%             5.77%             4.92%             4.83%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                    0.71%(a)          0.72%(a)          0.72%(a)          0.74%(a)         0.88%+(a)

                                              YEAR ENDED
  MARKET CLASS SHARES                          04/30/98
  Net asset value, beginning of period          $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0519
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0519)
  Net asset value, end of period                $1.00
  TOTAL RETURN++                                5.33%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $649,503
  Ratio of operating expenses to average
    net assets                                 0.55%(b)
  Ratio of net investment income/(loss)
    to average net assets                       5.19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.89%

* Fiscal year end changed to March 31. Prior to this, the fiscal year end was April 30.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MONEY MARKET RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
  MARKET CLASS SHARES                          03/31/03            03/31/02            03/31/01            03/31/00
  Net asset value, beginning of period          $1.00               $1.00               $1.00               $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0109              0.0266              0.0580              0.0490
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0109)            (0.0266)            (0.0580)            (0.0490)
  Net asset value, end of period                $1.00               $1.00               $1.00               $1.00
  TOTAL RETURN++                                1.11%               2.69%               5.96%               5.01%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)        $1,235,160          $1,422,125          $1,292,998          $1,021,002
  Ratio of operating expenses to average
    net assets                               0.65%(a)(b)           0.65%(a)          0.65%(a)(b)         0.65%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                       1.09%               2.40%               5.74%               5.19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.71%(a)            0.73%(a)            0.72%(a)            0.78%(a)

                                              PERIOD ENDED
  MARKET CLASS SHARES                        03/31/99*, **
  Net asset value, beginning of period           $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0214
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0214)
  Net asset value, end of period                 $1.00
  TOTAL RETURN++                                 2.14%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $873,993
  Ratio of operating expenses to average
    net assets                                 0.65%+(a)
  Ratio of net investment income/(loss)
    to average net assets                        4.42%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.91%+(a)

* Money Market Reserves Market Class Shares commenced operations on October 9, 1998.
** Fiscal year end changed to March 31. Prior to this, the fiscal year end was April 30.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TREASURY RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED       PERIOD ENDED
  MARKET CLASS SHARES                         03/31/03          03/31/02          03/31/01          03/31/00         03/31/99*
  Net asset value, beginning of period         $1.00             $1.00             $1.00             $1.00             $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                 0.0106            0.0257            0.0557            0.0459            0.0423
  LESS DISTRIBUTIONS:
  Dividends from net investment income        (0.0106)          (0.0257)          (0.0557)          (0.0459)          (0.0423)
  Net asset value, end of period               $1.00             $1.00             $1.00             $1.00             $1.00
  TOTAL RETURN++                               1.06%             2.60%             5.72%             4.68%             4.31%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)       $1,334,965        $1,381,945        $1,369,949        $1,511,932        $1,169,932
  Ratio of operating expenses to average
    net assets                                0.65%(a)          0.65%(a)        0.65%(a)(b)       0.65%(a)(b)        0.62%+(a)
  Ratio of net investment income/(loss)
    to average net assets                      1.07%             2.36%             5.54%             4.61%             4.57%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                    0.71%(a)          0.72%(a)          0.72%(a)          0.73%(a)         0.90%+(a)

                                              YEAR ENDED
  MARKET CLASS SHARES                          04/30/98
  Net asset value, beginning of period          $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0505
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0505)
  Net asset value, end of period                $1.00
  TOTAL RETURN++                                5.18%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $265,495
  Ratio of operating expenses to average
    net assets                                  0.55%
  Ratio of net investment income/(loss)
    to average net assets                       5.06%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.90%

* Fiscal year end changed to March 31. Prior to this, the fiscal year end was April 30.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS GOVERNMENT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED       PERIOD ENDED
  MARKET CLASS SHARES                         03/31/03          03/31/02          03/31/01          03/31/00         03/31/99*
  Net asset value, beginning of period         $1.00             $1.00             $1.00             $1.00             $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                 0.0106            0.0258            0.0570            0.0471            0.0431
  LESS DISTRIBUTIONS:
  Dividends from net investment income        (0.0106)          (0.0258)          (0.0570)          (0.0471)          (0.0431)
  Net asset value, end of period               $1.00             $1.00             $1.00             $1.00             $1.00
  TOTAL RETURN++                               1.07%             2.61%             5.85%             4.81%             4.39%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)        $502,090          $561,082          $488,016          $370,000          $334,000
  Ratio of operating expenses to average
    net assets                                0.65%(a)          0.65%(a)        0.65%(a)(b)       0.65%(a)(b)        0.61%+(a)
  Ratio of net investment income/(loss)
    to average net assets                      1.08%             2.25%             5.61%             4.81%             4.64%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                    0.72%(a)          0.73%(a)          0.74%(a)          0.74%(a)         0.89%+(a)

                                              YEAR ENDED
  MARKET CLASS SHARES                          04/30/98
  Net asset value, beginning of period          $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0508
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0508)
  Net asset value, end of period                $1.00
  TOTAL RETURN++                                5.20%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $274,499
  Ratio of operating expenses to average
    net assets                                  0.55%
  Ratio of net investment income/(loss)
    to average net assets                       5.08%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.90%

* Fiscal year end changed to March 31. Prior to this, the fiscal year end was April 30.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MUNICIPAL RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED       PERIOD ENDED
  MARKET CLASS SHARES                         03/31/03          03/31/02          03/31/01          03/31/00         03/31/99*
  Net asset value, beginning of period         $1.00             $1.00             $1.00             $1.00             $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                 0.0083            0.0170            0.0347            0.0284            0.0254
  LESS DISTRIBUTIONS:
  Dividends from net investment income        (0.0083)          (0.0170)          (0.0347)          (0.0284)          (0.0254)
  Net asset value, end of period               $1.00             $1.00             $1.00             $1.00             $1.00
  TOTAL RETURN++                               0.83%             1.72%             3.52%             2.87%             2.57%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)        $150,014          $223,008          $169,001          $149,000          $146,999
  Ratio of operating expenses to average
    net assets                                 0.65%             0.65%             0.65%             0.65%             0.61%+
  Ratio of net investment income/(loss)
    to average net assets                      0.78%             1.58%             3.48%             2.84%             2.69%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.73%             0.75%             0.74%             0.75%             0.93%+

                                              YEAR ENDED
  MARKET CLASS SHARES                          04/30/98
  Net asset value, beginning of period          $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0318
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0318)
  Net asset value, end of period                $1.00
  TOTAL RETURN++                                3.24%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $92,000
  Ratio of operating expenses to average
    net assets                                 0.55%(a)
  Ratio of net investment income/(loss)
    to average net assets                       3.18%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.93%

* Fiscal year end changed to March 31. Prior to this, the fiscal year end was April 30.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of interest expense on the operating expense ratio was 0.01%.

NATIONS NEW YORK                             FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD
TAX-EXEMPT RESERVES

                                                           PERIOD ENDED
  MARKET CLASS SHARES                                       12/22/02**
  Net asset value, beginning of period                         $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                0.0068
  LESS DISTRIBUTIONS:
  Dividends from net investment income                       (0.0068)
  Net asset value, end of period                               $1.00
  TOTAL RETURN++                                               0.68%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                         $--#
  Ratio of operating expenses to average
    net assets                                                0.58%+
  Ratio of net investment income/(loss)
    to average net assets                                     0.82%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                    1.23%+

                                                            PERIOD ENDED
  MARKET CLASS SHARES                                         03/31/02*
  Net asset value, beginning of period                          $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                 0.0008
  LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.0008)
  Net asset value, end of period                                $1.00
  TOTAL RETURN++                                                0.08%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                           $1
  Ratio of operating expenses to average
    net assets                                                 0.65%+
  Ratio of net investment income/(loss)
    to average net assets                                      0.58%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                     4.96%+

* New York Tax-Exempt Reserves Market Class Shares commenced operations on February 15, 2002.
** Market Class Shares were fully redeemed on December 22, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Amount represents less than $500.

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

DEBT SECURITY -- when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

EQUITY SECURITY -- an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIRST-TIER SECURITY -- under Rule 2a-7 of the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

GUARANTEED INVESTMENT CONTRACT -- an investment instrument issued by a rated insurance company in return for a payment by an investor.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities. For Nations Treasury Reserves and Nations Government Reserves, money market instruments do not include either commercial paper or municipal securities.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

PARTICIPATION -- a pass-through certificate representing a share in a pool of debt obligations or other instruments.

PASS-THROUGH CERTIFICATE -- securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

PRIVATE ACTIVITY BOND -- a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SPECIAL PURPOSE ISSUER -- an entity organized solely to issue asset-backed securities on a pool of assets it owns.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. TREASURY OBLIGATION -- a debt security issued by the U.S. Treasury.

Where to find more information
(QUESTION MARK GRAPHIC)
You'll find more information about Nations Money Market Funds in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS

      The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Funds and their policies. The
                   SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations
      Funds:

      By telephone: 1.800.626.2275 (Institutional Investors)
                    1.800.321.7854 (Individual Investors)

      By mail:
      NATIONS FUNDS
      C/O BACAP DISTRIBUTORS, LLC
      ONE BANK OF AMERICA PLAZA
      33RD FLOOR
      CHARLOTTE, NC 28255

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


SEC file number:
Nations Funds Trust, 811-09645
MARKET-0803


                                                            (NATIONS FUNDS LOGO)

                Money Market Funds
                ----------------------------------------------------------------
                Prospectus -- Daily Class Shares
                August 1, 2003
(NATIONS FUNDS LOGO)

NATIONS CASH RESERVES
NATIONS MONEY MARKET RESERVES
NATIONS TREASURY RESERVES
NATIONS GOVERNMENT RESERVES
NATIONS MUNICIPAL RESERVES
NATIONS TAX-EXEMPT RESERVES
NATIONS CALIFORNIA TAX-EXEMPT RESERVES
NATIONS NEW YORK TAX-EXEMPT RESERVES


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 53.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about some Nations Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Daily Class Shares of the Funds. This class of shares is designed primarily for financial institutions and intermediaries for their own accounts, and for certain of their client accounts. Please turn to BUYING, SELLING AND EXCHANGING SHARES for more information about who is eligible to buy this class of shares.

ABOUT THE FUNDS

The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  - you're looking for a relatively low risk investment with stability of principal

  - you have short-term income needs

They may not be suitable for you if:

  - you're looking for higher returns

  - you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BACAP IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE ABOUT BACAP STARTING ON PAGE 34.

--------------------------------------------------------------------------------


NATIONS CASH RESERVES                                            4
------------------------------------------------------------------
NATIONS MONEY MARKET RESERVES                                    7
------------------------------------------------------------------
NATIONS TREASURY RESERVES                                       10
------------------------------------------------------------------
NATIONS GOVERNMENT RESERVES                                     13
------------------------------------------------------------------
NATIONS MUNICIPAL RESERVES                                      17
------------------------------------------------------------------
NATIONS TAX-EXEMPT RESERVES                                     21
------------------------------------------------------------------
NATIONS CALIFORNIA TAX-EXEMPT RESERVES                          25
------------------------------------------------------------------
NATIONS NEW YORK TAX-EXEMPT RESERVES                            29
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     32
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       34

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         36
     How orders are processed                                   38
  How selling and servicing agents are paid                     44
  Distributions and taxes                                       45
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            48
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   53
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS CASH RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 34.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - commercial paper

  - bank obligations

  - short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  - short-term taxable municipal securities

  - repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------



 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Cash Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Daily Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002
               ----     ----     ----
               5.84%    3.60%    1.21%



              *Year-to-date return as of June 30, 2003: 0.30%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 3RD AND 4TH QUARTERS 2000:       1.50%
         WORST: 4TH QUARTER 2002:               0.24%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002


                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         DAILY CLASS SHARES                                        1.21%     3.75%




      *THE INCEPTION DATE OF DAILY CLASS SHARES IS APRIL 12, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                               SHAREHOLDER FEES                        Daily Class
                  (Fees paid directly from your investment)              Shares
         Maximum sales charge (load) imposed on purchases                 none



         Maximum deferred sales charge (load)                             none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                  0.15%



         Distribution (12b-1) and shareholder servicing fees              0.60%



         Other expenses                                                   0.11%
                                                                           -------



         Total annual Fund operating expenses                             0.86%



         Fee waivers and/or reimbursements                               (0.06)%
                                                                           -------



         Total net expenses(2)                                            0.80%
                                                                           =======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Daily Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         DAILY CLASS SHARES                      $82      $268      $471      $1,055

NATIONS MONEY MARKET RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 34.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - commercial paper

  - bank obligations

  - short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  - short-term taxable municipal securities

  - repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.


The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.


  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Money Market Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Daily Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002
               ----     ----     ----
               5.83%    3.53%    1.12%



              *Year-to-date return as of June 30, 2003: 0.28%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 3RD QUARTER 2000:           1.50%
         WORST: 4TH QUARTER 2002:          0.22%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002


                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         DAILY CLASS SHARES                                        1.12%     3.66%




      *THE INCEPTION DATE OF DAILY CLASS SHARES IS JULY 21, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                               SHAREHOLDER FEES                        Daily Class
                  (Fees paid directly from your investment)              Shares
         Maximum sales charge (load) imposed on purchases                 none



         Maximum deferred sales charge (load)                             none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                  0.15%



         Distribution (12b-1) and shareholder servicing fees              0.60%



         Other expenses                                                   0.11%
                                                                         -------



         Total annual Fund operating expenses                             0.86%



         Fee waivers and/or reimbursements                               (0.06)%
                                                                         -------



         Total net expenses(2)                                            0.80%
                                                                         =======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Daily Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         DAILY CLASS SHARES                      $82      $268      $471      $1,055

NATIONS TREASURY RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 34.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - U.S. Treasury obligations

  - repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations and U.S. government obligations

  - obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Treasury Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- Some of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Daily Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002
               ----     ----     ----
               5.56%    3.36%    1.08%



              *Year-to-date return as of June 30, 2003: 0.27%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 2000:          1.45%
         WORST: 4TH QUARTER 2002:         0.20%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002


                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         DAILY CLASS SHARES                                        1.08%     3.52%

      *THE INCEPTION DATE OF DAILY CLASS SHARES IS APRIL 12, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Daily Class
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                 none



         Maximum deferred sales charge (load)                             none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                  0.15%



         Distribution (12b-1) and shareholder servicing fees              0.60%



         Other expenses                                                   0.11%
                                                                         -------



         Total annual Fund operating expenses                             0.86%



         Fee waivers and/or reimbursements                               (0.06)%
                                                                         -------



         Total net expenses(2)                                            0.80%
                                                                         =======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Daily Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         DAILY CLASS SHARES                      $82      $268      $471      $1,055

NATIONS GOVERNMENT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 34.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S.
                   government obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily U.S. government obligations and U.S. Treasury obligations, the interest on which is generally free from state income tax.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Government Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Daily Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002
               ----     ----     ----
               5.70%    3.44%    1.06%



              *Year-to-date return as of June 30, 2003: 0.28%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 3RD AND 4TH QUARTERS 2000:       1.47%
         WORST: 4TH QUARTER 2002:               0.21%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002


                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         DAILY CLASS SHARES                                        1.06%     3.59%

      *THE INCEPTION DATE OF DAILY CLASS SHARES IS APRIL 12, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Daily Class
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                 none



         Maximum deferred sales charge (load)                             none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                  0.15%



         Distribution (12b-1) and shareholder servicing fees              0.60%



         Other expenses                                                   0.12%
                                                                         -------



         Total annual Fund operating expenses                             0.87%



         Fee waivers and/or reimbursements                               (0.07)%
                                                                         -------



         Total net expenses(2)                                            0.80%
                                                                         =======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this agreement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Daily Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         DAILY CLASS SHARES                      $82      $271      $475      $1,066




NATIONS MUNICIPAL RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 34.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may invest all or any portion of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Municipal Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on municipal obligations, which is generally free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state, local and other taxes. Shares of Nations Municipal Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR GRAPH         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Daily Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002
               ----     ----     ----
               3.41%    2.06%    0.75%



              *Year-to-date return as of June 30, 2003: 0.22%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 2ND AND 4TH QUARTERS 2000:       0.90%
         WORST: 3RD QUARTER 2002:               0.17%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002


                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         DAILY CLASS SHARES                                        0.75%     2.19%

      *THE INCEPTION DATE OF DAILY CLASS SHARES IS APRIL 12, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Daily Class
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                 none



         Maximum deferred sales charge (load)                             none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                  0.15%



         Distribution (12b-1) and shareholder servicing fees              0.60%



         Other expenses                                                   0.13%
                                                                         -------



         Total annual Fund operating expenses                             0.88%



         Fee waivers and/or reimbursements                               (0.08)%
                                                                         -------



         Total net expenses(2)                                            0.80%
                                                                         =======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Daily Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         DAILY CLASS SHARES                      $82      $273      $480      $1,077

NATIONS TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 34.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. The Fund normally invests all of its assets in municipal securities which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on municipal obligations, which is generally free from federal income and alternative minimum taxes, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities, or from realized capital gains, is generally subject to federal, state and local taxes. Shares of Nations Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

THE INFORMATION ABOUT THE PERFORMANCE FOR THE PERIOD PRIOR TO MAY 10, 2002, REFLECTS PERFORMANCE INFORMATION FOR A PREDECESSOR FUND WHICH WAS REORGANIZED INTO THE FUND ON MAY 10, 2002. THE PREDECESSOR FUND HAD AN IDENTICAL INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Daily Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----
               2.72%    2.97%    2.77%    2.58%    3.42%    2.06%    0.70%



              *Year-to-date return as of June 30, 2003: 0.20%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 2000:                  0.91%
         WORST: 1ST AND 3RD QUARTERS 2002:        0.16%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002


                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         DAILY SHARES                                      0.70%     2.30%     2.55%

      *THE INCEPTION DATE OF DAILY CLASS SHARES IS FEBRUARY 10, 1995.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                               SHAREHOLDER FEES                        Daily Class
                  (Fees paid directly from your investment)              Shares
         Maximum sales charge (load) imposed on purchases                 none



         Maximum deferred sales charge (load)                             none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                  0.15%



         Distribution (12b-1) and shareholder servicing fees              0.60%



         Other expenses                                                   0.13%
                                                                         -------



         Total annual Fund operating expenses                             0.88%



         Fee waivers and/or reimbursements                               (0.08)%
                                                                         -------



         Total net expenses(2)                                            0.80%
                                                                         =======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Daily Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         DAILY CLASS SHARES                      $82      $273      $480      $1,077

NATIONS CALIFORNIA TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 34.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from California state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and California individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations California Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on California municipal obligations, which is generally free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of Nations California Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

      - STATE SPECIFIC RISK -- State specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. A slow-down in the economy and a drop in revenues from personal income tax on capital gains and stock options caused by the weak performance of the stock market have contributed to an overall decline in the current finances of California and its municipalities. The State projects a deficit of $23.6 billion for fiscal year 2002-03. Further, the State continues to experience significant energy-related challenges and commitments. As of July 1, the State Legislature has not approved a budget for fiscal year 2002-03. It is unclear how the current economic conditions or the energy-situation may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Daily Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----
               2.84%    2.51%    2.26%    2.84%    1.71%    0.66%



              *Year-to-date return as of June 30, 2003: 0.18%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 2000:           0.77%
         WORST: 3RD QUARTER 2002:          0.13%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002


                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         DAILY CLASS SHARES                                0.66%     1.99%     2.16%

      *THE INCEPTION DATE OF DAILY CLASS SHARES IS OCTOBER 2, 1996.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Daily Class
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                 none



         Maximum deferred sales charge (load)                             none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                  0.15%



         Distribution (12b-1) and shareholder servicing fees              0.60%



         Other expenses                                                   0.12%
                                                                         -------



         Total annual Fund operating expenses                             0.87%



         Fee waivers and/or reimbursements                               (0.07)%
                                                                         -------



         Total net expenses(2)                                            0.80%
                                                                         =======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Daily Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         DAILY CLASS SHARES                      $82      $271      $475      $1,066

NATIONS NEW YORK TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 34.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from New York state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest that is free from federal income tax and New York state individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations New York Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most distributions paid by the Fund come from interest on New York municipal obligations, which is generally free from federal income tax and New York State and New York City individual income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of Nations New York Tax-Exempt Reserves would not be a suitable investment for tax-advantaged accounts or tax-exempt investors.

      - STATE SPECIFIC RISK -- State specific risk is the chance that the Fund, because it invests primarily in securities issued by New York State, New York City and New York's other municipalities, is more vulnerable to unfavorable developments in New York than funds that invest in municipal bonds of many different states. Although New York's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity, adverse conditions affecting any one of these industries could have a negative impact on New York municipal securities. Travel and tourism also constitute an important part of the New York State and City economies. The September 11, 2001 terrorist attack on the World Trade Center in New York City has had and is likely to continue to have an adverse effect on all areas of the New York economy. The financial sector activity remains the largest risk to the New York economy and any prolonged downturn in the financial sector could produce sharper declines in both employment and compensation. While the potential economic benefits of the recovery and rebuilding efforts in New York may serve to off-set these losses, a general risk does exist that issuers of municipal securities held by the Fund may not be able to make their timely payments of principal and interest.

(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.



--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                               SHAREHOLDER FEES                        Daily Class
                  (Fees paid directly from your investment)              Shares
         Maximum sales charge (load) imposed on purchases                 none



         Maximum deferred sales charge (load)                             none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                  0.15%



         Distribution (12b-1) and shareholder servicing fees              0.60%



         Other expenses                                                   0.63%
                                                                         -------



         Total annual Fund operating expenses                             1.38%



         Fee waivers and/or reimbursements                               (0.58)%
                                                                         -------



         Total net expenses(2)                                            0.80%
                                                                         =======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Daily Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         DAILY CLASS SHARES                      $82      $380      $700      $1,607

Other important information
(LINE GRAPH GRAPHIC)
You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

      - SPECIAL RULES FOR MONEY MARKET FUNDS -- Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

        - may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

        - must maintain an average dollar-weighted maturity of 90 days or less

        - may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days (except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves)

        - may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities, except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves, which also may invest in second-tier securities.

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy of certain Funds may be changed without shareholder approval by giving the shareholder at least 60 days notice. The 80% Policy of certain other Funds and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, distribution, administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - INFORMATION FOR FEDERALLY CHARTERED CREDIT UNIONS -- Shares of Nations Treasury Reserves and Nations Government Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.321.7854 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------


INVESTMENT ADVISER

BACAP is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Money Market Funds described in this prospectus.

BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $195 billion, BACAP acts as investment manager for individuals, corporations, private investment companies and financial institutions. BACAP uses a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP's Cash Investment Team is responsible for making the day-to-day investment decisions for each Fund.

Nations Funds pays BACAP an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

BACAP has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2004. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BACAP will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BACAP can receive, along with the actual advisory fees BACAP and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  NATIONS CASH RESERVES                                       0.15%        0.12%



  NATIONS MONEY MARKET RESERVES                               0.15%        0.12%



  NATIONS TREASURY RESERVES                                   0.15%        0.12%



  NATIONS GOVERNMENT RESERVES                                 0.15%        0.12%



  NATIONS MUNICIPAL RESERVES                                  0.15%        0.12%



  NATIONS TAX-EXEMPT RESERVES                                 0.15%        0.12%



  NATIONS CALIFORNIA TAX-EXEMPT RESERVES                      0.15%        0.12%



  NATIONS NEW YORK TAX-EXEMPT RESERVES                        0.15%        0.00%

INVESTMENT SUB-ADVISER

Nations Funds and BACAP may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BACAP retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BACAP may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. BACAP and the Funds have applied for relief from the SEC to permit the Funds to act on many of BACAP's recommendations with approval only by the Board and not by Fund shareholders. BACAP or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BACAP and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

--------------------------------------------------------------------------------

BACAP DISTRIBUTORS, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Funds are distributed by BACAP Distributors, LLC (BACAP Distributors), a registered broker/dealer. BACAP Distributors may pay distribution (12b-1) and shareholder servicing fees and/or other compensation to companies for selling shares and providing services to investors.

BACAP Distributors is also administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay BACAP Distributors a fee of 0.10% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

--------------------------------------------------------------------------------

PFPC INC.

400 BELLEVUE PARKWAY WILMINGTON, DELAWARE 19809

--------------------------------------------------------------------------------


PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares
(BUYING, SELLING, TRANSFERRING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Daily Class Shares of the Funds. Here are some general rules about this class of shares:

  - Daily Class Shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other similar services (Cash Management Services). This share class is primarily intended for use in connection with specific Cash Management Services programs. This class of shares may be offered by:

     - certain Bank of America affiliates

     - certain other financial intermediaries.

  - There are no sales charges for buying, selling or exchanging these shares.

  - Please contact your investment professional for more information about the availability of this share class.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You'll find more information about buying, selling and exchanging Daily Class Shares on the pages that follow. You should also ask your financial institution, intermediary or selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

                      Ways to buy, sell or
                            exchange          How much you can buy, sell or exchange             Other things to know
                      --------------------    --------------------------------------    --------------------------------------
Buying shares         In a lump sum           minimum initial investment:               There is no limit to the amount you
                                              - $1,000 for regular accounts             can invest in Daily Class Shares.
                                              - $500 for traditional and Roth IRAs,
                                              and Coverdell Education Savings
                                                Accounts
                                              - $250 for certain fee-based accounts
                                              - no minimum for certain retirement
                                              plan accounts like 401(k) plans and
                                                SEP accounts, but other restrictions
                                                apply
                                              minimum additional investment:
                                              - none

                      Using our Systematic    minimum initial investment:               You can buy shares twice a month,
                      Investment Plan         - $100                                    monthly or quarterly, using automatic
                                              minimum additional investment:            transfers from your bank account.
                                              - $100

Selling shares        In a lump sum           - you can sell up to $50,000 of your      We usually send you or your selling
                                                shares by telephone, otherwise there    agent the sale proceeds on the same
                                                are no limits to the amount you can     day that we receive your order.
                                                sell
                                                                                        If you paid for your shares with a
                                              - other restrictions may apply to         check that wasn't certified, we'll
                                                withdrawals from retirement plan        hold the sale proceeds when you sell
                                                accounts                                those shares for at least 15 days
                                                                                        after the trade date of the purchase,
                                                                                        or until the check has cleared,
                                                                                        whichever is later.

                      Using our free          - minimum $250 per check                  You can write checks for free. You can
                      checkwriting service                                              only use checks to make partial
                                                                                        withdrawals from a Fund. You can't use
                                                                                        a check to make a full withdrawal from
                                                                                        a Fund.

                      Using our Automatic     - minimum $25 per withdrawal              Your account balance must be at least
                      Withdrawal Plan                                                   $10,000 to set up the plan. You can
                                                                                        make withdrawals twice a month,
                                                                                        monthly, quarterly, bi-annually or
                                                                                        annually. We'll send your money by
                                                                                        check or deposit it directly to your
                                                                                        bank account.

Exchanging shares     In a lump sum           - minimum $1,000 per exchange             You can exchange Daily Class shares of
                                                                                        a Fund for Daily Class Shares of any
                                                                                        other Nations Money Market Fund.
                                                                                        If you received Daily Class Shares of
                                                                                        a Money Market Fund from an exchange
                                                                                        of Investor A Shares of an Index Fund,
                                                                                        you can exchange these shares for
                                                                                        Investor A Shares of an Index Fund.

                      Using our Automatic     minimum exchange per Fund:                You must already have an investment in
                      Exchange Feature        - $25                                     the Funds into which you want to
                                                                                        exchange. You can make exchanges
                                                                                        monthly or quarterly.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 5:00 p.m. Eastern time each business day for each share class of Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

  - 2:30 p.m. Eastern time each business day for each share class of Nations Government Reserves

  - 12:00 noon Eastern time each business day for each share class of Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time each business day for each share class of Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  - 5:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves, except:

      - Orders must be received for Nations Cash Reserves by 3:00 p.m. Eastern time on the last business day of the calendar year

      - Orders must be received for Nations Money Market Reserves by 3:00 p.m. Eastern time on business days that precede the national holidays observed by the Fund

      - Orders must be received for Nations Treasury Reserves by 3:00 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by the Fund

  - 2:30 p.m. Eastern time for Nations Government Reserves

  - 12:00 noon Eastern time for Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------


(BUY SHARES        BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Daily Class Shares at net asset value per share.

        - We must receive payment by the following times on the business day BACAP Distributors, PFPC or their agents receive the order (unless the Fund closes early):

          - 5:30 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves, except:

               - Payment must be received for Nations Cash Reserves by 4:00 p.m.
                 Eastern time on the last business day of the calendar year

               - Payment must be received for Nations Money Market Reserves by
                 4:00 p.m. Eastern time on business days that precede national holidays observed by this Fund

               - Payment must be received for Nations Treasury Reserves by 4:00
                 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by this Fund

          - 4:00 p.m. Eastern time for Nations Government Reserves, Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

           If we receive payment after these times, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change these times under certain circumstances, for example, when there's more wiring activity than normal.

        - Financial institutions, intermediaries and selling agents are responsible for sending orders to us and for ensuring that we receive your money on time.
        - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

      MINIMUM INITIAL INVESTMENT

      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plan the minimum initial amount you can buy is:

        - $500 for traditional and Roth individual retirement accounts (IRAs), and Coverdell Education Savings Accounts

        - $250 for accounts set up with some fee-based investment adviser or financial planners, including wrap fee accounts and other managed accounts

        - $100 using our Systematic Investment Plan

        - There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
          IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this.

      MINIMUM ADDITIONAL INVESTMENT

      There is no minimum for additional investments except the minimum is $100 if you use our Systematic Investment Plan.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $100 or more using automatic transfers from your bank account to the Funds you choose. You can contact your financial adviser or us to set up the plan.

Here's how the plan works:

  - You can buy shares twice a month, monthly or quarterly.

  - You can choose to have us transfer your money on or about the 15th or the last day of the month.

  - Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your financial adviser.


(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - If you're selling your shares through a selling agent, financial institution or intermediary, we'll normally send the sale proceeds by Fedwire on the same business day that BACAP Distributors, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

--------------------------------------------------------------------------------






 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------


        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account on the same business day that the Fund receives your order.

        - You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Nations Treasury Reserves).

        - We can delay payment of the sale proceeds of Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves or Nations Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - We can delay payment of the sale proceeds of Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Nations New York Tax-Exempt Reserves for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 30 days notice in writing if we're going to do this

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you

        - under certain other circumstances allowed under the 1940 Act

CHECKWRITING SERVICE
You can withdraw money from the Funds using our free checkwriting service. You can contact your financial adviser or us to set up the service.

Here's how the service works:

  - Each check you write must be for $250 or more.

  - You can only use checks to make partial withdrawals. You can't use a check to make a full withdrawal of the shares you hold in a Fund.

  - Shares you sell by writing a check are eligible to receive distributions up to the day our custodian receives the check for payment.

  - We can change or cancel the service by giving you 30 days notice in writing.

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your financial adviser or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $10,000 to set up the plan.

  - If you set up the plan after you've opened your account, your signature must be guaranteed.

  - You can choose to have us transfer your money on or about the 10th or the 25th of the month.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your financial adviser or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------


(EXCHANGING SHARES       EXCHANGING SHARES
  GRAPHIC)

      You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

        - Here's how exchanges work:

        - You can exchange Daily Class Shares of a Fund for Daily Class Shares of any other Nations Money Market Fund.

        - If you received shares of a Fund from an exchange of Investor A Shares of an Index Fund (including Nations LargeCap Enhanced Core Fund), you can exchange these shares for Investor A Shares of an Index Fund (including Nations LargeCap Enhanced Core Fund).

        - You must exchange at least $1,000 at a time.
        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $25 or more of Daily Class Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to PFPC in writing or call 1.800.321.7854.

  - If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

  - You must already have an investment in the Fund you want to exchange.

  - You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

  - The rules for making exchanges apply to automatic exchanges.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 OF THE 1940 ACT.

THE SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

BACAP Distributors and selling and servicing agents are compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

BACAP Distributors may be reimbursed for distribution-related expenses up to an annual maximum of 0.35% of the average daily net assets of Daily Class Shares of the Funds, some or all of which may be paid to selling agents.

Servicing agents may receive a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Daily Class Shares of the Funds.

Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Funds pay these fees to BACAP Distributors and/or to eligible selling and servicing agents and financial institutions, including BACAP or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:

  - a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  - an additional amount of up to 0.50% of the net asset value per share on all sales of Daily Class Shares to retirement plans

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

This compensation, which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, BACAP Distributors sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BACAP Distributors and BACAP, and certain other selling or servicing agents. Selected selling and servicing agents may also receive compensation for opening a minimum number of accounts. BACAP Distributors may cancel any compensation program at any time.

BACAP and BACAP Distributors may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

Distributions and taxes
(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and any net short-term capital gain generally are taxable to you as ordinary income. Although the Funds do not expect to realize any capital gain, any distributions of net long-term capital gain generally are taxable to you as long-term capital gain.

In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income. Fund distributions also will not qualify for recently enacted reductions in federal income taxation of dividends payable to individuals from domestic and certain foreign corporations.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

NATIONS MUNICIPAL RESERVES, NATIONS TAX-EXEMPT RESERVES, NATIONS CALIFORNIA TAX-EXEMPT RESERVES, NATIONS NEW YORK TAX-EXEMPT RESERVES

In general, you will not be subject to federal income tax on distributions from Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves of their tax-exempt interest income. Distributions from Nations California Tax-Exempt Reserves of its interest income from California municipal securities will not be subject to California state individual income tax. Distributions from Nations New York Tax-Exempt Reserves of its interest income from New York municipal securities will not be subject to New York State and New York City individual income tax. Distributions from these Funds, however, may be subject to state, local and other taxes.

Although these Funds do not intend to earn any taxable income or capital gain, any distributions of such income or capital gain generally are subject to tax.

A portion of the distributions from Nations Municipal Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves may also be subject to alternative minimum taxes.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS CASH RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED               YEAR ENDED               YEAR ENDED
  DAILY CLASS SHARES                             03/31/03                 03/31/02                 03/31/01
  Net asset value, beginning of period             $1.00                    $1.00                    $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.0102                   0.0260                   0.0568
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.0102)                 (0.0260)                 (0.0568)
  Net asset value, end of period                   $1.00                    $1.00                    $1.00
  TOTAL RETURN++                                   1.02%                    2.63%                    5.83%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $11,635,944              $14,018,697              $14,589,888
  Ratio of operating expenses to average
    net assets                                  0.80%(a)(b)              0.80%(a)(b)               0.80%(a)
  Ratio of net investment income/(loss)
    to average net assets                          1.02%                    2.32%                    5.62%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.86%(a)                 0.87%(a)                 0.87%(a)

                                                PERIOD ENDED
  DAILY CLASS SHARES                              03/31/00*
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0459
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0459)
  Net asset value, end of period                    $1.00
  TOTAL RETURN++                                    4.69%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $9,753,000
  Ratio of operating expenses to average
    net assets                                  0.80%+(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                          4.77%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.89%+(a)

* Cash Reserves Daily Class Shares commenced operations on April 12, 1999.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MONEY MARKET RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED               YEAR ENDED               YEAR ENDED
  DAILY CLASS SHARES                             03/31/03                 03/31/02                 03/31/01
  Net asset value, beginning of period             $1.00                    $1.00                    $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.0095                   0.0251                   0.0565
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.0095)                 (0.0251)                 (0.0565)
  Net asset value, end of period                   $1.00                    $1.00                    $1.00
  TOTAL RETURN++                                   0.95%                    2.54%                    5.80%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $4,756                   $4,501                   $7,561
  Ratio of operating expenses to average
    net assets                                  0.80%(a)(b)               0.80%(a)                0.80%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                          0.94%                    2.25%                    5.59%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.86%(a)                 0.88%(a)                 0.87%(a)

                                                PERIOD ENDED
  DAILY CLASS SHARES                              03/31/00*
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0346
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0346)
  Net asset value, end of period                    $1.00
  TOTAL RETURN++                                    3.51%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)             $4,525
  Ratio of operating expenses to average
    net assets                                  0.80%+(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                          5.04%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.93%+(a)

* Money Market Reserves Daily Class Shares commenced operations on July 21,
1999.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TREASURY RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED               YEAR ENDED               YEAR ENDED
  DAILY CLASS SHARES                             03/31/03                 03/31/02                 03/31/01
  Net asset value, beginning of period             $1.00                    $1.00                    $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.0090                   0.0242                   0.0543
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.0090)                 (0.0242)                 (0.0543)
  Net asset value, end of period                   $1.00                    $1.00                    $1.00
  TOTAL RETURN++                                   0.91%                    2.44%                    5.56%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $1,159,050               $1,301,678                $981,837
  Ratio of operating expenses to average
    net assets                                   0.80%(a)                 0.80%(a)                0.80%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                          0.92%                    2.21%                    5.39%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.86%(a)                 0.87%(a)                 0.87%(a)

                                                PERIOD ENDED
  DAILY CLASS SHARES                              03/31/00*
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0431
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0431)
  Net asset value, end of period                    $1.00
  TOTAL RETURN++                                    4.40%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $847,775
  Ratio of operating expenses to average
    net assets                                  0.80%+(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                          4.46%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.88%+(a)

* Treasury Reserves Daily Class Shares commenced operations on April 12, 1999.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS GOVERNMENT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED               YEAR ENDED               YEAR ENDED
  DAILY CLASS SHARES                             03/31/03                 03/31/02                 03/31/01
  Net asset value, beginning of period             $1.00                    $1.00                    $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.0091                   0.0243                   0.0554
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.0091)                 (0.0243)                 (0.0554)
  Net asset value, end of period                   $1.00                    $1.00                    $1.00
  TOTAL RETURN++                                   0.92%                    2.45%                    5.69%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $312,836                 $317,287                 $259,937
  Ratio of operating expenses to average
    net assets                                   0.80%(a)                 0.80%(a)                0.80%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                          0.88%                    2.10%                    5.46%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.87%(a)                 0.88%(a)                 0.89%(a)

                                                PERIOD ENDED
  DAILY CLASS SHARES                              03/31/00*
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0443
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0443)
  Net asset value, end of period                    $1.00
  TOTAL RETURN++                                    4.52%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $171,521
  Ratio of operating expenses to average
    net assets                                  0.80%+(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                          4.66%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.89%+(a)

* Government Reserves Daily Class Shares commenced operations on April 12, 1999. + Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MUNICIPAL RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED               YEAR ENDED               YEAR ENDED
  DAILY CLASS SHARES                             03/31/03                 03/31/02                 03/31/01
  Net asset value, beginning of period             $1.00                    $1.00                    $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.0067                   0.0155                   0.0332
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.0067)                 (0.0155)                 (0.0332)
  Net asset value, end of period                   $1.00                    $1.00                    $1.00
  TOTAL RETURN++                                   0.68%                    1.56%                    3.37%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $526,658                 $637,172                 $554,876
  Ratio of operating expenses to average
    net assets                                     0.80%                    0.80%                    0.80%
  Ratio of net investment income/(loss)
    to average net assets                          0.63%                    1.43%                    3.33%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                         0.88%                    0.90%                    0.89%

                                                PERIOD ENDED
  DAILY CLASS SHARES                              03/31/00*
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0262
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0262)
  Net asset value, end of period                    $1.00
  TOTAL RETURN++                                    2.65%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $429,644
  Ratio of operating expenses to average
    net assets                                     0.80%+
  Ratio of net investment income/(loss)
    to average net assets                          2.69%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                         0.90%+

* Municipal Reserves Daily Class Shares commenced operations on April 12, 1999. + Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

NATIONS TAX-EXEMPT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  DAILY CLASS SHARES                           03/31/03             03/31/02*            03/31/01*            03/31/00*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0063               0.0154               0.0333               0.0271
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0063)             (0.0154)             (0.0333)             (0.0271)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 0.64%                1.55%                3.38%                2.74%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $64,516              $96,175              $93,290             $128,386
  Ratio of operating expenses to average
    net assets                                   0.80%                0.80%                0.80%                0.80%
  Ratio of net investment income/(loss)
    to average net assets                        0.53%                1.50%                3.30%                2.70%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.88%                1.03%                1.03%                1.12%

                                               YEAR ENDED
  DAILY CLASS SHARES                            03/31/99*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0263
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0263)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  2.66%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $333,210
  Ratio of operating expenses to average
    net assets                                  0.80%(a)
  Ratio of net investment income/(loss)
    to average net assets                         2.61%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.25%(a)

* The financial information for the fiscal periods reflect the financial information for Nations Tax Exempt Fund Daily Shares which were reorganized into Nations Tax-Exempt Reserves Daily Class Shares as of May 10, 2002.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS CALIFORNIA TAX-EXEMPT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             YEAR ENDED        YEAR ENDED        YEAR ENDED       PERIOD ENDED      PERIOD ENDED
  DAILY CLASS SHARES                          03/31/03          03/31/02          03/31/01          03/31/00         05/14/99*
  Net asset value, beginning of period         $1.00             $1.00             $1.00             $1.00             $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                 0.0056            0.0139            0.0273            0.0201            0.0045
  LESS DISTRIBUTIONS:
  Dividends from net investment income        (0.0056)          (0.0139)          (0.0273)          (0.0201)          (0.0045)
  Net asset value, end of period               $1.00             $1.00             $1.00             $1.00             $1.00
  TOTAL RETURN++                               0.56%             1.40%             2.76%             2.01%             0.45%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)        $792,206          $814,077          $755,635          $699,689          $334,000
  Ratio of operating expenses to average
    net assets                                 0.80%             0.80%             0.80%             0.80%+            0.80%+
  Ratio of net investment income/(loss)
    to average net assets                      0.55%             0.78%             2.73%             2.20%+            2.21%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.87%             0.88%             0.88%             0.88%+            0.82%+

                                              YEAR ENDED
  DAILY CLASS SHARES                           02/28/99
  Net asset value, beginning of period          $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0238
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0238)
  Net asset value, end of period                $1.00
  TOTAL RETURN++                                2.41%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $336,000
  Ratio of operating expenses to average
    net assets                                 0.79%(a)
  Ratio of net investment income/(loss)
    to average net assets                       2.35%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.79%(a)

* The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon California Tax-Exempt Money Market Fund S and X Shares, which were reorganized into the California Tax-Exempt Reserves Daily Class, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS NEW YORK TAX-EXEMPT
RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           PERIOD ENDED
  DAILY CLASS SHARES                                        12/22/02**
  Net asset value, beginning of period                         $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                0.0043
  LESS DISTRIBUTIONS:
  Dividends from net investment income                       (0.0043)
  Net asset value, end of period                               $1.00
  TOTAL RETURN++                                               0.43%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                         $--#
  Ratio of operating expenses to average
    net assets                                                0.73%+
  Ratio of net investment income/(loss)
    to average net assets                                     0.67%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                    1.38%+

                                                            PERIOD ENDED
  DAILY CLASS SHARES                                          03/31/02*
  Net asset value, beginning of period                          $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                 0.0004
  LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.0004)
  Net asset value, end of period                                $1.00
  TOTAL RETURN++                                                0.04%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                           $1
  Ratio of operating expenses to average
    net assets                                                 0.80%+
  Ratio of net investment income/(loss)
    to average net assets                                      0.43%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                     5.11%+

* New York Tax-Exempt Reserves Daily Class Shares commenced operations on February 15, 2002.
** Daily Class Shares were fully redeemed on December 22, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Amount represents less than $500.

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

DEBT SECURITY -- when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

EQUITY SECURITY -- an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIRST-TIER SECURITY -- under Rule 2a-7 of the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

GUARANTEED INVESTMENT CONTRACT -- an investment instrument issued by a rated insurance company in return for a payment by an investor.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities. For Nations Treasury Reserves and Nations Government Reserves, money market instruments do not include either commercial paper or municipal securities.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

PARTICIPATION -- a pass-through certificate representing a share in a pool of debt obligations or other instruments.

PASS-THROUGH CERTIFICATE -- securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

PRIVATE ACTIVITY BOND -- a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SPECIAL PURPOSE ISSUER -- an entity organized solely to issue asset-backed securities on a pool of assets it owns.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. TREASURY OBLIGATION -- a debt security issued by the U.S. Treasury.

Where to find more information
(QUESTION MARK GRAPHIC)

You'll find more information about Nations Money Market Funds in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS

      The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Funds and their policies. The
                   SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations
      Funds:

      By telephone: 1.800.626.2275 (Institutional Investors)
                    1.800.321.7854 (Individual Investors)

      By mail:
      NATIONS FUNDS
      C/O BACAP DISTRIBUTORS, LLC
      ONE BANK OF AMERICA PLAZA
      33RD FLOOR
      CHARLOTTE, NC 28255

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:
Nations Funds Trust, 811-09645
DAILY-0803


                                                            (NATIONS FUNDS LOGO)

                Money Market Funds
                ----------------------------------------------------------------
                Prospectus -- Daily Class Shares
                August 1, 2003
(NATIONS FUNDS LOGO)

NATIONS CASH RESERVES
NATIONS TREASURY RESERVES
NATIONS GOVERNMENT RESERVES
NATIONS MUNICIPAL RESERVES
NATIONS CALIFORNIA TAX-EXEMPT RESERVES


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 39.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about some Nations Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Daily Class Shares of the Funds. This class of shares is designed primarily for financial institutions and intermediaries for their own accounts, and for certain of their client accounts. Please turn to BUYING, SELLING AND EXCHANGING SHARES for more information about who is eligible to buy this class of shares.

ABOUT THE FUNDS

The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  - you're looking for a relatively low risk investment with stability of principal

  - you have short-term income needs

They may not be suitable for you if:

  - you're looking for higher returns

  - you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BACAP IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE ABOUT BACAP STARTING ON PAGE 22.

--------------------------------------------------------------------------------


NATIONS CASH RESERVES                                            4
------------------------------------------------------------------
NATIONS TREASURY RESERVES                                        7
------------------------------------------------------------------
NATIONS GOVERNMENT RESERVES                                     10
------------------------------------------------------------------
NATIONS MUNICIPAL RESERVES                                      13
------------------------------------------------------------------
NATIONS CALIFORNIA TAX-EXEMPT RESERVES                          16
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     20
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       22

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         24
     How orders are processed                                   26
  How selling and servicing agents are paid                     32
  Distributions and taxes                                       33
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            35
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   39
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS CASH RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 22.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - commercial paper

  - bank obligations

  - short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  - short-term taxable municipal securities

  - repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Cash Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Daily Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002
               ----     ----     ----
               5.84%    3.60%    1.21%



              *Year-to-date return as of June 30, 2003: 0.30%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD AND 4TH QUARTERS 2000:       1.50%
         WORST: 4TH QUARTER 2002:               0.24%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002




                                                                           LIFE OF
                                                                  1 YEAR    FUND*
         DAILY CLASS SHARES                                       1.21%     3.75%

      *THE INCEPTION DATE OF DAILY CLASS SHARES IS APRIL 12, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Daily Class
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                 none



         Maximum deferred sales charge (load)                             none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                  0.15%



         Distribution (12b-1) and shareholder servicing fees              0.60%



         Other expenses                                                   0.11%
                                                                           -------



         Total annual Fund operating expenses                             0.86%



         Fee waivers and/or reimbursements                               (0.06)%
                                                                           -------



         Total net expenses(2)                                            0.80%
                                                                           =======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.
      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Daily Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         DAILY CLASS SHARES                      $82      $268      $471      $1,055

NATIONS TREASURY RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 22.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - U.S. Treasury obligations

  - repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations and U.S. government obligations

  - obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Treasury Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- Some of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Daily Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002
               ----     ----     ----
               5.56%    3.36%    1.08%



              *Year-to-date return as of June 30, 2003: 0.27%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:           1.45%
         WORST: 4TH QUARTER 2002:          0.20%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         DAILY CLASS SHARES                                        1.08%     3.52%




      *THE INCEPTION DATE OF DAILY CLASS SHARES IS APRIL 12, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Daily Class
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                 none



         Maximum deferred sales charge (load)                             none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                  0.15%



         Distribution (12b-1) and shareholder servicing fees              0.60%



         Other expenses                                                   0.11%
                                                                           -------



         Total annual Fund operating expenses                             0.86%



         Fee waivers and/or reimbursements                               (0.06)%
                                                                           -------



         Total net expenses(2)                                            0.80%
                                                                           =======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Daily Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         DAILY CLASS SHARES                      $82      $268      $471      $1,055




NATIONS GOVERNMENT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 22.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S.
                   government obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily U.S. government obligations and U.S. Treasury obligations, the interest on which is generally free from state income tax.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Government Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Daily Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002
               ----     ----     ----
               5.70%    3.44%    1.06%



              *Year-to-date return as of June 30, 2003: 0.28%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD AND 4TH QUARTERS 2000:         1.47%
         WORST: 4TH QUARTER 2002:                 0.21%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         DAILY CLASS SHARES                                        1.06%     3.59%




      *THE INCEPTION DATE OF DAILY CLASS SHARES IS APRIL 12, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                             Daily Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.15%



         Distribution (12b-1) and shareholder servicing fees             0.60%



         Other expenses                                                  0.12%
                                                                          --------



         Total annual Fund operating expenses                            0.87%



         Fee waivers and/or reimbursements                              (0.07)%
                                                                          --------



         Total net expenses(2)                                           0.80%
                                                                          ========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Daily Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         DAILY CLASS SHARES                      $82      $271      $475      $1,066

NATIONS MUNICIPAL RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 22.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may invest all or any portion of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Municipal Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on municipal obligations, which is generally free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state, local and other taxes. Shares of Nations Municipal Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Daily Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002
               ----     ----     ----
               3.41%    2.06%    0.75%



              *Year-to-date return as of June 30, 2003: 0.22%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND AND 4TH QUARTERS 2000:        0.90%
         WORST: 3RD QUARTER 2002:                0.17%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         DAILY CLASS SHARES                                        0.75%     2.19%

      *THE INCEPTION DATE OF DAILY CLASS SHARES IS APRIL 12, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Daily Class
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                 none



         Maximum deferred sales charge (load)                             none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                  0.15%



         Distribution (12b-1) and shareholder servicing fees              0.60%



         Other expenses                                                   0.13%
                                                                           -------



         Total annual Fund operating expenses                             0.88%



         Fee waivers and/or reimbursements                               (0.08)%
                                                                           -------



         Total net expenses(2)                                            0.80%
                                                                           =======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Daily Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         DAILY CLASS SHARES                      $82      $273      $480      $1,077

NATIONS CALIFORNIA TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 22.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from California state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and California individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations California Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on California municipal obligations, which is generally free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of Nations California Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

      - STATE SPECIFIC RISK -- State specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. A slow-down in the economy and a drop in revenues from personal income tax on capital gains and stock options caused by the weak performance of the stock market have contributed to an overall decline in the current finances of California and its municipalities. The State projects a deficit of $23.6 billion for fiscal year 2002-03. Further, the State continues to experience significant energy-related challenges and commitments. As of July 1, the State Legislature has not approved a budget for fiscal year 2002-03. It is unclear how the current economic conditions or the energy-situation may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Daily Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----
               2.84%    2.51%    2.26%    2.84%    1.71%    0.66%



              *Year-to-date return as of June 30, 2003:  0.18%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:           0.77%
         WORST: 3RD QUARTER 2002:          0.13%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002




                                                                            LIFE OF
                                                       1 YEAR    5 YEARS     FUND*
         DAILY CLASS SHARES                            0.66%      1.99%      2.16%

      *THE INCEPTION DATE OF DAILY CLASS SHARES IS OCTOBER 2, 1996.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Daily Class
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                 none



         Maximum deferred sales charge (load)                             none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                  0.15%



         Distribution (12b-1) and shareholder servicing fees              0.60%



         Other expenses                                                   0.12%
                                                                           -------



         Total annual Fund operating expenses                             0.87%



         Fee waivers and/or reimbursements                               (0.07)%
                                                                           -------



         Total net expenses(2)                                            0.80%
                                                                           =======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Daily Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         DAILY CLASS SHARES                      $82      $271      $475      $1,066

OTHER IMPORTANT INFORMATION
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

      - SPECIAL RULES FOR MONEY MARKET FUNDS -- Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

         - may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

         - must maintain an average dollar-weighted maturity of 90 days or less

         - may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days (except for Nations California Tax-Exempt Reserves)

         - may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities, except for Nations California Tax-Exempt Reserves, which also may invest in second-tier securities.

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy of certain Funds may be changed without shareholder approval by giving the shareholder at least 60 days notice. The 80% Policy of certain other Funds and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, distribution, administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - INFORMATION FOR FEDERALLY CHARTERED CREDIT UNIONS -- Shares of Nations Treasury Reserves and Nations Government Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.321.7854 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

HOW THE FUNDS ARE MANAGED

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------


INVESTMENT ADVISER

BACAP is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Money Market Funds described in this prospectus.

BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $195 billion, BACAP acts as investment manager for individuals, corporations, private investment companies and financial institutions. BACAP uses a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP's Cash Investment Team is responsible for making the day-to-day investment decisions for each Fund.

Nations Funds pays BACAP an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

BACAP has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2004. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BACAP will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BACAP can receive, along with the actual advisory fees BACAP and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  NATIONS CASH RESERVES                                       0.15%        0.12%



  NATIONS TREASURY RESERVES                                   0.15%        0.12%



  NATIONS GOVERNMENT RESERVES                                 0.15%        0.12%



  NATIONS MUNICIPAL RESERVES                                  0.15%        0.12%



  NATIONS CALIFORNIA TAX-EXEMPT RESERVES                      0.15%        0.12%

INVESTMENT SUB-ADVISER

Nations Funds and BACAP may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BACAP retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BACAP may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. BACAP and the Funds have applied for relief from the SEC to permit the Funds to act on many of BACAP's recommendations with approval only by the Board and not by Fund shareholders. BACAP or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BACAP and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

BACAP DISTRIBUTORS, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------

The Funds are distributed by BACAP Distributors, LLC (BACAP Distributors), a registered broker/dealer. BACAP Distributors may pay distribution (12b-1) and shareholder servicing fees and/or other compensation to companies for selling shares and providing services to investors.

BACAP Distributors is also administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay BACAP Distributors a fee of 0.10% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

--------------------------------------------------------------------------------

PFPC INC.

400 BELLEVUE PARKWAY WILMINGTON, DELAWARE 19809

--------------------------------------------------------------------------------


PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

BUYING, SELLING AND EXCHANGING SHARES
(DOLLAR SIGN GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Daily Class Shares of the Funds. Here are some general rules about this class of shares:

  - Daily Class Shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other similar services (Cash Management Services). This share class is primarily intended for use in connection with specific Cash Management Services programs. This class of shares may be offered by:

     - certain Bank of America affiliates

     - certain other financial intermediaries.

  - There are no sales charges for buying, selling or exchanging these shares.

  - Please contact your investment professional for more information about the availability of this share class.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You'll find more information about buying, selling and exchanging Daily Class Shares on the pages that follow. You should also ask your financial institution, intermediary or selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

                        Ways to buy, sell
                           or exchange        How much you can buy, sell or exchange            Other things to know
                       -------------------    --------------------------------------    -------------------------------------
Buying shares          In a lump sum          minimum initial investment:               There is no limit to the amount you
                                              - $1,000 for regular accounts             can invest in Daily Class Shares.
                                              - $500 for traditional and Roth IRAs,
                                              and Coverdell Education Savings
                                                Accounts
                                              - $250 for certain fee-based accounts
                                              - no minimum for certain retirement
                                              plan accounts like 401(k) plans and
                                                SEP accounts, but other restrictions
                                                apply
                                              minimum additional investment:
                                              - none

                       Using our              minimum initial investment:               You can buy shares twice a month,
                       Systematic             - $100                                    monthly or quarterly, using automatic
                       Investment Plan        minimum additional investment:            transfers from your bank account.
                                              - $100

Selling shares         In a lump sum          - you can sell up to $50,000 of your      We usually send you or your selling
                                                shares by telephone, otherwise there    agent the sale proceeds on the same
                                                are no limits to the amount you can     day that we receive your order.
                                                sell
                                              - other restrictions may apply to         If you paid for your shares with a
                                                withdrawals from retirement plan        check that wasn't certified, we'll
                                                accounts                                hold the sale proceeds when you sell
                                                                                        those shares for at least 15 days
                                                                                        after the trade date of the purchase,
                                                                                        or until the check has cleared,
                                                                                        whichever is later.

                       Using our free         - minimum $250 per check                  You can write checks for free. You
                       checkwriting                                                     can only use checks to make partial
                       service                                                          withdrawals from a Fund. You can't
                                                                                        use a check to make a full withdrawal
                                                                                        from a Fund.
                       Using our Automatic    - minimum $25 per withdrawal              Your account balance must be at least
                       Withdrawal Plan                                                  $10,000 to set up the plan. You can
                                                                                        make withdrawals twice a month,
                                                                                        monthly, quarterly, bi-annually or
                                                                                        annually. We'll send your money by
                                                                                        check or deposit it directly to your
                                                                                        bank account.
Exchanging shares      In a lump sum          - minimum $1,000 per exchange             You can exchange Daily Class shares
                                                                                        of a Fund for Daily Class Shares of
                                                                                        any other Nations Money Market Funds.
                                                                                        If you received Daily Class Shares of
                                                                                        a Money Market Fund from an exchange
                                                                                        of Investor A Shares of an Index
                                                                                        Fund, you can exchange these shares
                                                                                        for Investor A Shares of an Index
                                                                                        Fund.
                       Using our Automatic    minimum exchange per Fund:                You must already have an investment
                       Exchange Feature       - $25                                     in the Funds into which you want to
                                                                                        exchange. You can make exchanges
                                                                                        monthly or quarterly.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 5:00 p.m. Eastern time each business day for each share class of Nations Cash Reserves and Nations Treasury Reserves

  - 2:30 p.m. Eastern time each business day for each share class of Nations Government Reserves

  - 12:00 noon Eastern time each business day for each share class of Nations Municipal Reserves

  - 11:30 a.m. Eastern time each business day for each share class of Nations California Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  - 5:00 p.m. Eastern time for Nations Cash Reserves and Nations Treasury Reserves, except:

     - Orders must be received for Nations Cash Reserves by 3:00 p.m. Eastern time on the last business day of the calendar year

     - Orders must be received for Nations Treasury Reserves by 3:00 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by these Funds

  - 2:30 p.m. Eastern time for Nations Government Reserves

  - 12:00 noon Eastern time for Nations Municipal Reserves

  - 11:30 a.m. Eastern time for Nations California Tax-Exempt Reserves

Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------


(PLUS SIGN, DOLLAR          BUYING SHARES
  SIGN GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Daily Class Shares at net asset value per share.

        - We must receive payment by the following times on the business day BACAP Distributors, PFPC or their agents receive the order (unless the Fund closes early):

           - 5:30 p.m. Eastern time for Nations Cash Reserves and Nations Treasury Reserves, except:

              - Payment must be received for Nations Cash Reserves by 4:00 p.m.
                Eastern time on the last business day of the calendar year

              - Payment must be received for Nations Treasury Reserves by 4:00
                p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by this Fund

           - 4:00 p.m. Eastern time for Nations Government Reserves, Nations Municipal Reserves and Nations California Tax-Exempt Reserves

                If we receive payment after these times, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change these times under certain circumstances, for example, when there's more wiring activity than normal.

        - Financial institutions, intermediaries and selling agents are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

      MINIMUM INITIAL INVESTMENT



      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $500 for traditional and Roth individual retirement accounts (IRAs), and Coverdell Education Savings Accounts

        - $250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

        - $100 using our Systematic Investment Plan

        - There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
          IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this.

      MINIMUM ADDITIONAL INVESTMENT



      There is no minimum for additional investments except the minimum is $100 if you use our Systematic Investment Plan.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $100 or more using automatic transfers from your bank account to the Funds you choose. You can contact your financial adviser or us to set up the plan.

Here's how the plan works:

  - You can buy shares twice a month, monthly or quarterly.

  - You can choose to have us transfer your money on or about the 15th or the last day of the month.

  - Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your financial adviser.


(MINUS SIGN,       SELLING SHARES
  DOLLAR SIGN
  GRAPHIC)

      Here are some general rules for selling shares:

        - If you're selling your shares through a selling agent, financial institution or intermediary, we'll normally send the sale proceeds by Fedwire on the same business day that BACAP Distributors, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account on the same business day that the Fund receives your order.

--------------------------------------------------------------------------------






 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------


        - You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Nations Treasury Reserves).

        - We can delay payment of the sale proceeds of Nations Cash Reserves, Nations Treasury Reserves or Nations Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or
          (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - We can delay payment of the sale proceeds of Nations Municipal Reserves or Nations California Tax-Exempt Reserves for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 30 days notice in writing if we're going to do this

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you

        - under certain other circumstances allowed under the 1940 Act

CHECKWRITING SERVICE
You can withdraw money from the Funds using our free checkwriting service. You can contact your financial adviser or us to set up the service.

Here's how the service works:

  - Each check you write must be for $250 or more.

  - You can only use checks to make partial withdrawals. You can't use a check to make a full withdrawal of the shares you hold in a Fund.

  - Shares you sell by writing a check are eligible to receive distributions up to the day our custodian receives the check for payment.

  - We can change or cancel the service by giving you 30 days notice in writing.

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your financial adviser or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $10,000 to set up the plan.

  - If you set up the plan after you've opened your account, your signature must be guaranteed.

  - You can choose to have us transfer your money on or about the 10th or the 25th of the month.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your financial adviser or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.
--------------------------------------------------------------------------------



(EXCHANGING SHARES GRAPHIC)    EXCHANGING SHARES

      You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can exchange Daily Class Shares of a Fund for Daily Class Shares of any other Nations Money Market Fund.

        - If you received shares of a Fund from an exchange of Investor A Shares of an Index Fund (including Nations LargeCap Enhanced Core Fund), you can exchange these shares for Investor A Shares of an Index Fund (including Nations LargeCap Enhanced Core Fund).

        - You must exchange at least $1,000 at a time.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $25 or more of Daily Class Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to PFPC in writing or call 1.800.321.7854.

  - If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

  - You must already have an investment in the Funds you want to exchange.

  - You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

  - The rules for making exchanges apply to automatic exchanges.

HOW SELLING AND SERVICING AGENTS ARE PAID
(PERCENT SIGN GRAPHIC)

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 OF THE 1940 ACT.

THE SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

BACAP Distributors and selling and servicing agents are compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

BACAP Distributors may be reimbursed for distribution-related expenses up to an annual maximum of 0.35% of the average daily net assets of Daily Class Shares of the Funds, some or all of which may be paid to selling agents.

Servicing agents may receive a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Daily Class Shares of the Funds.

Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Funds pay these fees to BACAP Distributors and/or to eligible selling and servicing agents and financial institutions, including BACAP or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:

  - a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  - an additional amount of up to 0.50% of the net asset value per share on all sales of Daily Class Shares to retirement plans

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

This compensation, which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, BACAP Distributors sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BACAP Distributors and BACAP, and certain other selling or servicing agents. Selected selling and servicing agents may also receive compensation for opening a minimum number of accounts. BACAP Distributors may cancel any compensation program at any time.

BACAP and BACAP Distributors may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

Distributions and taxes
(TAX DOLLAR GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and any net short-term capital gain generally are taxable to you as ordinary income. Although the Funds do not expect to realize any capital gain, any distributions of net long-term capital gain generally are taxable to you as long-term capital gain.

In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income. Fund distributions also will not qualify for recently enacted reductions in federal income taxation of dividends payable to individuals from domestic and certain foreign corporations.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

NATIONS MUNICIPAL RESERVES, NATIONS CALIFORNIA TAX-EXEMPT RESERVES

In general, you will not be subject to federal income tax on distributions from Nations Municipal Reserves and Nations California Tax-Exempt Reserves of their tax-exempt interest income. Distributions from Nations California Tax-Exempt Reserves of its interest income from California municipal securities will not be subject to California state individual income tax. Distributions from these Funds, however, may be subject to state, local and other taxes.

Although these Funds do not intend to earn any taxable income or capital gain, any distributions of such income or capital gain generally are subject to tax.

A portion of the distributions from these Funds may also be subject to alternative minimum taxes.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS CASH RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED               YEAR ENDED               YEAR ENDED
  DAILY CLASS SHARES                             03/31/03                 03/31/02                 03/31/01
  Net asset value, beginning of period             $1.00                    $1.00                    $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.0102                   0.0260                   0.0568
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.0102)                 (0.0260)                 (0.0568)
  Net asset value, end of period                   $1.00                    $1.00                    $1.00
  TOTAL RETURN++                                   1.02%                    2.63%                    5.83%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $11,635,944              $14,018,697              $14,589,888
  Ratio of operating expenses to average
    net assets                                  0.80%(a)(b)              0.80%(a)(b)               0.80%(a)
  Ratio of net investment income/(loss)
    to average net assets                          1.02%                    2.32%                    5.62%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.86%(a)                 0.87%(a)                 0.87%(a)

                                                PERIOD ENDED
  DAILY CLASS SHARES                              03/31/00*
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0459
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0459)
  Net asset value, end of period                    $1.00
  TOTAL RETURN++                                    4.69%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $9,753,000
  Ratio of operating expenses to average
    net assets                                  0.80%+(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                          4.77%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.89%+(a)

* Cash Reserves Daily Class Shares commenced operations on April 12, 1999.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TREASURY RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED               YEAR ENDED               YEAR ENDED
  DAILY CLASS SHARES                             03/31/03                 03/31/02                 03/31/01
  Net asset value, beginning of period             $1.00                    $1.00                    $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.0090                   0.0242                   0.0543
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.0090)                 (0.0242)                 (0.0543)
  Net asset value, end of period                   $1.00                    $1.00                    $1.00
  TOTAL RETURN++                                   0.91%                    2.44%                    5.56%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $1,159,050               $1,301,678                $981,837
  Ratio of operating expenses to average
    net assets                                   0.80%(a)                 0.80%(a)                0.80%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                          0.92%                    2.21%                    5.39%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.86%(a)                 0.87%(a)                 0.87%(a)

                                                PERIOD ENDED
  DAILY CLASS SHARES                              03/31/00*
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0431
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0431)
  Net asset value, end of period                    $1.00
  TOTAL RETURN++                                    4.40%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $847,775
  Ratio of operating expenses to average
    net assets                                  0.80%+(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                          4.46%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.88%+(a)

* Treasury Reserves Daily Class Shares commenced operations on April 12, 1999.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS GOVERNMENT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED               YEAR ENDED               YEAR ENDED
  DAILY CLASS SHARES                             03/31/03                 03/31/02                 03/31/01
  Net asset value, beginning of period             $1.00                    $1.00                    $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.0091                   0.0243                   0.0554
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.0091)                 (0.0243)                 (0.0554)
  Net asset value, end of period                   $1.00                    $1.00                    $1.00
  TOTAL RETURN++                                   0.92%                    2.45%                    5.69%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $312,836                 $317,287                 $259,937
  Ratio of operating expenses to average
    net assets                                   0.80%(a)                 0.80%(a)                0.80%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                          0.88%                    2.10%                    5.46%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.87%(a)                 0.88%(a)                 0.89%(a)

                                                PERIOD ENDED
  DAILY CLASS SHARES                              03/31/00*
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0443
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0443)
  Net asset value, end of period                    $1.00
  TOTAL RETURN++                                    4.52%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $171,521
  Ratio of operating expenses to average
    net assets                                  0.80%+(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                          4.66%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.89%+(a)

* Government Reserves Daily Class Shares commenced operations on April 12, 1999. + Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MUNICIPAL RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED               YEAR ENDED               YEAR ENDED
  DAILY CLASS SHARES                             03/31/03                 03/31/02                 03/31/01
  Net asset value, beginning of period             $1.00                    $1.00                    $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.0067                   0.0155                   0.0332
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.0067)                 (0.0155)                 (0.0332)
  Net asset value, end of period                   $1.00                    $1.00                    $1.00
  TOTAL RETURN++                                   0.68%                    1.56%                    3.37%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $526,658                 $637,172                 $554,876
  Ratio of operating expenses to average
    net assets                                     0.80%                    0.80%                    0.80%
  Ratio of net investment income/(loss)
    to average net assets                          0.63%                    1.43%                    3.33%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                         0.88%                    0.90%                    0.89%

                                                PERIOD ENDED
  DAILY CLASS SHARES                              03/31/00*
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0262
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0262)
  Net asset value, end of period                    $1.00
  TOTAL RETURN++                                    2.65%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $429,644
  Ratio of operating expenses to average
    net assets                                     0.80%+
  Ratio of net investment income/(loss)
    to average net assets                          2.69%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                         0.90%+

* Municipal Reserves Daily Class Shares commenced operations on April 12, 1999. + Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

NATIONS CALIFORNIA TAX-EXEMPT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             YEAR ENDED        YEAR ENDED        YEAR ENDED       PERIOD ENDED      PERIOD ENDED
  DAILY CLASS SHARES                          03/31/03          03/31/02          03/31/01          03/31/00         05/14/99*
  Net asset value, beginning of period         $1.00             $1.00             $1.00             $1.00             $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                 0.0056            0.0139            0.0273            0.0201            0.0045
  LESS DISTRIBUTIONS:
  Dividends from net investment income        (0.0056)          (0.0139)          (0.0273)          (0.0201)          (0.0045)
  Net asset value, end of period               $1.00             $1.00             $1.00             $1.00             $1.00
  TOTAL RETURN++                               0.56%             1.40%             2.76%             2.01%             0.45%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)        $792,206          $814,077          $755,635          $699,689          $334,000
  Ratio of operating expenses to average
    net assets                                 0.80%             0.80%             0.80%             0.80%+            0.80%+
  Ratio of net investment income/(loss)
    to average net assets                      0.55%             0.78%             2.73%             2.20%+            2.21%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.87%             0.88%             0.88%             0.88%+            0.82%+

                                              YEAR ENDED
  DAILY CLASS SHARES                           02/28/99
  Net asset value, beginning of period          $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0238
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0238)
  Net asset value, end of period                $1.00
  TOTAL RETURN++                                2.41%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $336,000
  Ratio of operating expenses to average
    net assets                                 0.79%(a)
  Ratio of net investment income/(loss)
    to average net assets                       2.35%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.79%(a)

* The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon California Tax-Exempt Money Market Fund S and X Shares, which were reorganized into the California Tax-Exempt Reserves Daily Class, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


TERMS USED IN THIS PROSPECTUS
[BOOK GRAPHIC]

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

DEBT SECURITY -- when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

EQUITY SECURITY -- an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIRST-TIER SECURITY -- under Rule 2a-7 of the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

GUARANTEED INVESTMENT CONTRACT -- an investment instrument issued by a rated insurance company in return for a payment by an investor.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities. For Nations Treasury Reserves and Nations Government Reserves, money market instruments do not include either commercial paper or municipal securities.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

PARTICIPATION -- a pass-through certificate representing a share in a pool of debt obligations or other instruments.

PASS-THROUGH CERTIFICATE -- securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

PRIVATE ACTIVITY BOND -- a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SPECIAL PURPOSE ISSUER -- an entity organized solely to issue asset-backed securities on a pool of assets it owns.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. TREASURY OBLIGATION -- a debt security issued by the U.S. Treasury.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

WHERE TO FIND MORE INFORMATION
[QUESTION MARK GRAPHIC]
You'll find more information about Nations Money Market Funds in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS



      The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

[SAI GRAPHIC]      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Funds and their policies. The
                   SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations
      Funds:

      By telephone: 1.800.626.2275 (Institutional Investor)
                    1.800.321.7854 (Individual Investors)

      By mail:
      NATIONS FUNDS
      C/O BACAP DISTRIBUTORS, LLC
      ONE BANK OF AMERICA PLAZA
      33RD FLOOR
      CHARLOTTE, NC 28255

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:
Nations Funds Trust, 811-09645
MMADAILY-0803


                                                            [NATIONS FUNDS LOGO]

                Money Market Funds
                ----------------------------------------------------------------
                Prospectus -- Investor Class Shares
                August 1, 2003
(NATIONS FUNDS LOGO)

NATIONS CASH RESERVES
NATIONS MONEY MARKET
RESERVES
NATIONS TREASURY RESERVES
NATIONS GOVERNMENT
RESERVES
NATIONS MUNICIPAL
RESERVES
NATIONS TAX-EXEMPT RESERVES

NATIONS CALIFORNIA TAX-EXEMPT RESERVES

NATIONS NEW YORK TAX-EXEMPT RESERVES


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 53.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about some Nations Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Investor Class Shares of the Funds. This class of shares is designed primarily for financial institutions and intermediaries for their own accounts, and for certain of their client accounts. Please turn to BUYING, SELLING AND EXCHANGING SHARES for more information about who is eligible to buy this class of shares.

ABOUT THE FUNDS

The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  - you're looking for a relatively low risk investment with stability of principal

  - you have short-term income needs

They may not be suitable for you if:

  - you're looking for higher returns

  - you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BACAP IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE ABOUT BACAP STARTING ON PAGE 35.

--------------------------------------------------------------------------------


NATIONS CASH RESERVES                                            4
------------------------------------------------------------------
NATIONS MONEY MARKET RESERVES                                    7
------------------------------------------------------------------
NATIONS TREASURY RESERVES                                       10
------------------------------------------------------------------
NATIONS GOVERNMENT RESERVES                                     14
------------------------------------------------------------------
NATIONS MUNICIPAL RESERVES                                      18
------------------------------------------------------------------
NATIONS TAX-EXEMPT RESERVES                                     22
------------------------------------------------------------------
NATIONS CALIFORNIA TAX-EXEMPT RESERVES                          26
------------------------------------------------------------------
NATIONS NEW YORK TAX-EXEMPT RESERVES                            30
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     33
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       35

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         37
     How orders are processed                                   39
  How selling and servicing agents are paid                     45
  Distributions and taxes                                       46
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            48
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   53
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS CASH RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - commercial paper

  - bank obligations

  - short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  - short-term taxable municipal securities

  - repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Cash Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002
               ----     ----     ----
               6.10%    3.86%    1.46%



              *Year-to-date return as of June 30, 2003: 0.43%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2000:          1.57%
         WORST: 4TH QUARTER 2002:         0.30%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         INVESTOR CLASS SHARES                                     1.46%    4.01%

      *THE INCEPTION DATE OF INVESTOR CLASS SHARES IS APRIL 12, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                           Investor Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                0.15%



         Distribution (12b-1) and shareholder servicing fees            0.35%



         Other expenses                                                 0.11%
                                                                         ---------



         Total annual Fund operating expenses                           0.61%



         Fee waivers and/or reimbursements                             (0.06)%
                                                                         ---------



         Total net expenses(2)                                          0.55%
                                                                         =========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR CLASS SHARES                   $56      $189      $334       $756

NATIONS MONEY MARKET RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - commercial paper

  - bank obligations

  - short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  - short-term taxable municipal securities

  - repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant it, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Money Market Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2001     2002
               ----     ----
               3.78%    1.38%



              *Year-to-date return as of June 30, 2003: 0.41%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 2001:          1.35%
         WORST: 4TH QUARTER 2002:         0.28%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         INVESTOR CLASS SHARES                                     1.38%     3.29%

      *THE INCEPTION DATE OF INVESTOR CLASS SHARES IS MARCH 3, 2000.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                           Investor Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                0.15%



         Distribution (12b-1) and shareholder servicing fees            0.35%



         Other expenses                                                 0.11%
                                                                         ---------



         Total annual Fund operating expenses                           0.61%



         Fee waivers and/or reimbursements                             (0.06)%
                                                                         ---------



         Total net expenses(2)                                          0.55%
                                                                         =========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

         - you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         - you reinvest all dividends and distributions in the Fund

         - your investment has a 5% return each year

         - the Fund's operating expenses remain the same as shown in the table above

         - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR CLASS SHARES                   $56      $189      $334       $756

NATIONS TREASURY RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - U.S. Treasury obligations

  - repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations and U.S. government obligations

  - obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Treasury Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- Some of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002
               ----     ----     ----
               5.82%    3.62%    1.34%



              *Year-to-date return as of June 30, 2003: 0.40%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:          1.52%
         WORST: 4TH QUARTER 2002:         0.27%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         INVESTOR CLASS SHARES                                     1.34%     3.78%

      *THE INCEPTION DATE OF INVESTOR CLASS SHARES IS APRIL 12, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                           Investor Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                0.15%



         Distribution (12b-1) and shareholder servicing fees            0.35%



         Other expenses                                                 0.11%
                                                                         ---------



         Total annual Fund operating expenses                           0.61%



         Fee waivers and/or reimbursements                             (0.06)%
                                                                         ---------



         Total net expenses(2)                                          0.55%
                                                                         =========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR CLASS SHARES                   $56      $189      $334       $756

NATIONS GOVERNMENT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S
ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S.
                   government obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily U.S. government obligations and U.S. Treasury obligations, the interest on which is generally free from state income tax.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Government Reserves has the following general risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002
               ----     ----     ----
               5.96%    3.69%    1.31%



              *Year-to-date return as of June 30, 2003: 0.40%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD AND 4TH QUARTERS 2000:            1.53%
         WORST: 4TH QUARTER 2002:                    0.28%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         INVESTOR CLASS SHARES                                     1.31%    3.85%

      *THE INCEPTION DATE OF INVESTOR CLASS SHARES IS APRIL 12, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                           Investor Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                0.15%



         Distribution (12b-1) and shareholder servicing fees            0.35%



         Other expenses                                                 0.12%
                                                                         ---------



         Total annual Fund operating expenses                           0.62%



         Fee waivers and/or reimbursements                             (0.07)%
                                                                         ---------



         Total net expenses(2)                                          0.55%
                                                                         =========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR CLASS SHARES                   $56      $191      $339       $768

NATIONS MUNICIPAL RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S
ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may invest all or any portion of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Municipal Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on municipal obligations, which is generally free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state, local and other taxes. Shares of Nations Municipal Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002
               ----     ----     ----
               3.67%    2.31%    1.00%



              *Year-to-date return as of June 30, 2003: 0.35%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                0.97%
         WORST: 1ST AND 3RD QUARTERS 2002:      0.24%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         INVESTOR CLASS SHARES                                     1.00%     2.44%

      *THE INCEPTION DATE OF INVESTOR CLASS SHARES IS APRIL 12, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                           Investor Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                0.15%



         Distribution (12b-1) and shareholder servicing fees            0.35%



         Other expenses                                                 0.13%
                                                                         ---------



         Total annual Fund operating expenses                           0.63%



         Fee waivers and/or reimbursements                             (0.08)%
                                                                         ---------



         Total net expenses(2)                                          0.55%
                                                                         =========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR CLASS SHARES                   $56      $194      $343       $779

NATIONS TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. The Fund normally invests all of its assets in municipal securities which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPHIC)     RISKS AND OTHER THINGS TO CONSIDER
                   Nations Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on municipal obligations, which is generally free from federal income and alternative minimum taxes, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities, or from realized capital gains, is generally subject to federal, state and local taxes. Shares of Nations Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

THE INFORMATION ABOUT THE PERFORMANCE FOR THE PERIOD PRIOR TO MAY 10, 2002, REFLECTS PERFORMANCE INFORMATION FOR A PREDECESSOR FUND WHICH WAS REORGANIZED INTO THE FUND ON MAY 10, 2002. THE PREDECESSOR FUND HAD AN IDENTICAL INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----
               3.55%    3.18%    3.29%    3.03%    2.83%    3.68%    2.32%    0.95%



              *Year-to-date return as of June 30, 2003: 0.33%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND AND 4TH QUARTERS 2000:       0.97%
         WORST: 1ST QUARTER 2002:               0.22%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         INVESTOR CLASS SHARES                             0.95%     2.56%     2.83%

      *THE INCEPTION DATE OF INVESTOR CLASS SHARES IS MARCH 7, 1994.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                           Investor Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                0.15%



         Distribution (12b-1) and shareholder servicing fees            0.35%



         Other expenses                                                 0.13%
                                                                         ---------



         Total annual Fund operating expenses                           0.63%



         Fee waivers and/or reimbursements                             (0.08)%
                                                                         ---------



         Total net expenses(2)                                          0.55%
                                                                         =========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR CLASS SHARES                   $56      $194      $343       $779

NATIONS CALIFORNIA TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from California state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and California individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations California Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on California municipal obligations, which is generally free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of Nations California Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

      - STATE SPECIFIC RISK -- State specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. A slow-down in the economy and a drop in revenues from personal income tax on capital gains and stock options caused by the weak performance of the stock market have contributed to an overall decline in the current finances of California and its municipalities. The State projects a deficit of $23.6 billion for fiscal year 2002-03. Further, the State continues to experience significant energy-related challenges and commitments. As of July 1, the State Legislature has not approved a budget for fiscal year 2002-03. It is unclear how the current economic conditions or the energy-situation may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               1.87%    2.30%    3.32%    2.88%    3.07%    2.74%    2.51%    3.10%    1.97%    0.91%



              *Year-to-date return as of June 30, 2003: 0.30%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 1995:          0.87%
         WORST: 3RD QUARTER 2002:         0.20%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002




                                                                            LIFE OF
                                           1 YEAR    5 YEARS    10 YEARS     FUND*
         INVESTOR CLASS SHARES             0.91%      2.24%      2.46%       2.77%

      *THE INCEPTION DATE OF INVESTOR CLASS SHARES IS DECEMBER 6, 1989.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                           Investor Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                0.15%



         Distribution (12b-1) and shareholder servicing fees            0.35%



         Other expenses                                                 0.12%
                                                                         ---------



         Total annual Fund operating expenses                           0.62%



         Fee waivers and/or reimbursements                             (0.07)%
                                                                         ---------



         Total net expenses(2)                                          0.55%
                                                                         =========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR CLASS SHARES                   $56      $191      $339       $768

NATIONS NEW YORK TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S
ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from New York state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest that is free from federal income tax and New York state individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations New York Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most distributions paid by the Fund come from interest on New York municipal obligations, which is generally free from federal income tax and New York State and New York City individual income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of Nations New York Tax-Exempt Reserves would not be a suitable investment for tax-advantaged accounts or tax-exempt investors.

      - STATE SPECIFIC RISK -- State specific risk is the chance that the Fund, because it invests primarily in securities issued by New York State, New York City and New York's other municipalities, is more vulnerable to unfavorable developments in New York than funds that invest in municipal bonds of many different states. Although New York's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity, adverse conditions affecting any one of these industries could have a negative impact on New York municipal securities. Travel and tourism also constitute an important part of the New York State and City economies. The September 11, 2001 terrorist attack on the World Trade Center in New York City has had and is likely to continue to have an adverse effect on all areas of the New York economy. The financial sector activity remains the largest risk to the New York economy and any prolonged downturn in the financial sector could produce sharper declines in both employment and compensation. While the potential economic benefits of the recovery and rebuilding efforts in New York may serve to off-set these losses, a general risk does exist that issuers of municipal securities held by the Fund may not be able to make their timely payments of principal and interest.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.


--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                           Investor Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                0.15%



         Distribution (12b-1) and shareholder servicing fees            0.35%



         Other expenses                                                 0.63%
                                                                         ---------



         Total annual Fund operating expenses                           1.13%



         Fee waivers and/or reimbursements                             (0.58)%
                                                                         ---------



         Total net expenses(2)                                          0.55%
                                                                         =========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR CLASS SHARES                   $56      $302      $566      $1,323

Other important information
[LINE GRAPH GRAPHIC]

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

      - SPECIAL RULES FOR MONEY MARKET FUNDS -- Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

         - may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

         - must maintain an average dollar-weighted maturity of 90 days or less

         - may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days (except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves)

         - may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves, which also may invest in second-tier securities.

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy of certain Funds may be changed without shareholder approval by giving the shareholder at least 60 days notice. The 80% Policy of certain other Funds and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

       Each Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a

       Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, distribution, administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - INFORMATION FOR FEDERALLY CHARTERED CREDIT UNIONS -- Shares of Nations Treasury Reserves and Nations Government Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.321.7854 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

How the Funds are managed
(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------


INVESTMENT ADVISER

BACAP is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Money Market Funds described in this prospectus.

BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $195 billion, BACAP acts as investment manager for individuals, corporations, private investment companies and financial institutions. BACAP uses a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP's Cash Investment Team is responsible for making the day-to-day investment decisions for each Fund.

Nations Funds pays BACAP an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

BACAP has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2004. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BACAP will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BACAP can receive, along with the actual advisory fees BACAP and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  NATIONS CASH RESERVES                                       0.15%      0.12%



  NATIONS MONEY MARKET RESERVES                               0.15%      0.12%



  NATIONS TREASURY RESERVES                                   0.15%      0.12%



  NATIONS GOVERNMENT RESERVES                                 0.15%      0.12%



  NATIONS MUNICIPAL RESERVES                                  0.15%      0.12%



  NATIONS TAX-EXEMPT RESERVES                                 0.15%      0.12%



  NATIONS CALIFORNIA TAX-EXEMPT RESERVES                      0.15%      0.12%



  NATIONS NEW YORK TAX-EXEMPT RESERVES                        0.15%      0.00%

INVESTMENT SUB-ADVISER

Nations Funds and BACAP may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BACAP retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BACAP may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. BACAP and the Funds have applied for relief from the SEC to permit the Funds to act on many of BACAP's recommendations with approval only by the Board and not by Fund shareholders. BACAP or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BACAP and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

BACAP DISTRIBUTORS, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------

The Funds are distributed by BACAP Distributors, LLC (BACAP Distributors), a registered broker/dealer. BACAP Distributors may pay distribution (12b-1) and shareholder servicing fees and/or other compensation to companies for selling shares and providing services to investors.

BACAP Distributors is also administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay BACAP Distributors a fee of 0.10% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

--------------------------------------------------------------------------------

PFPC INC.

400 BELLEVUE PARKWAY
WILMINGTON, DELAWARE 19809

--------------------------------------------------------------------------------

PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares
[DOLLAR GRAPHIC]

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Investor Class Shares of the Funds. Here are some general rules about this class of shares:

  - Investor Class Shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts. This class of shares may be offered by:

     - Bank of America and certain of its affiliates

     - certain other financial institutions and intermediaries.

  - The minimum initial investment is $25,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to come up with the minimum initial investment. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Investor Class Shares.

  - There is no minimum for additional investments.

  - The minimum initial investment is $10,000 using the Systematic Investment Plan. The minimum for additional investments under this plan is $1,000.

  - There are no sales charges for buying, selling or exchanging these shares.

  - Please contact your investment professional for more information about the availability of this share class.

You'll find more information about buying, selling and exchanging Investor Class Shares on the pages that follow. You should also ask your financial institution, intermediary or selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

                        Ways to buy, sell
                           or exchange        How much you can buy, sell or exchange            Other things to know
                       -------------------    --------------------------------------    -------------------------------------
Buying shares          In a lump sum          minimum initial investment:               There is no limit to the amount you
                                              - $25,000                                 can invest in Investor Class Shares.
                                              minimum additional investment:
                                              - none

                       Using our              minimum initial investment:               You can buy shares twice a month,
                       Systematic             - $10,000                                 monthly or quarterly, using automatic
                       Investment Plan        minimum additional investment:            transfers from your bank account.
                                              - $1,000

Selling shares         In a lump sum          - you can sell up to $50,000 of your      We usually send you or your selling
                                                shares by telephone, otherwise there    agent the sale proceeds on the same
                                                are no limits to the amount you can     day that we receive your order.
                                                sell                                    If you paid for your shares with a
                                              - other restrictions may apply to         check that wasn't certified, we'll
                                                withdrawals from retirement plan        hold the sale proceeds when you sell
                                                accounts                                those shares for at least 15 days
                                                                                        after the trade date of the purchase,
                                                                                        or until the check has cleared,
                                                                                        whichever is later.

                       Using our free         - minimum $250 per check                  You can write checks for free. You
                       checkwriting                                                     can only use checks to make partial
                       service                                                          withdrawals from a Fund. You can't
                                                                                        use a check to make a full withdrawal
                                                                                        from a Fund.

                       Using our Automatic    - minimum $25 per withdrawal              Your account balance must be at least
                       Withdrawal Plan                                                  $10,000 to set up the plan. You can
                                                                                        make withdrawals twice a month,
                                                                                        monthly, quarterly, bi-annually or
                                                                                        annually. We'll send your money by
                                                                                        check or deposit it directly to your
                                                                                        bank account.

Exchanging shares      In a lump sum          - minimum $25,000 per exchange            You can exchange Investor Class
                                                                                        shares of a Fund for Investor Class
                                                                                        Shares of any other Nations Money
                                                                                        Market Fund.

                       Using our Automatic    minimum exchange per Fund:                You must already have an investment
                       Exchange Feature       - $25                                     in the Funds into which you want to
                                                                                        exchange. You can make exchanges
                                                                                        monthly or quarterly.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------

HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 5:00 p.m. Eastern time each business day for each share class of Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

  - 2:30 p.m. Eastern time each business day for each share class of Nations Government Reserves

  - 12:00 noon Eastern time each business day for each share class of Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time each business day for each share class of Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  - 5:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves, except:

     - Orders must be received for Nations Cash Reserves by 3:00 p.m. Eastern time on the last business day of the calendar year

     - Orders must be received for Nations Money Market Reserves by 3:00 p.m. Eastern time on business days that precede the national holidays observed by the Fund

     - Orders must be received for Nations Treasury Reserves by 3:00 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by the Fund

  - 2:30 p.m. Eastern time for Nations Government Reserves

  - 12:00 noon Eastern time for Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(PLUS DOLLAR       BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Investor Class Shares at net asset value per share.

        - We must receive payment by the following times on the business day BACAP Distributors, PFPC or their agents receive the order (unless the Fund closes early):

        - 5:30 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves, except:

           - Payment must be received for Nations Cash Reserves by 4:00 p.m. Eastern time on the last business day of the calendar year

           - Payment must be received for Nations Money Market Reserves by 4:00 p.m. Eastern time on business days that precede the national holidays observed by this Fund

           - Payment must be received for Nations Treasury Reserves by 4:00 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by this Fund

        - 4:00 p.m. Eastern time for Nations Government Reserves, Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

             If we receive payment after these times, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change these times under certain circumstances, for example, when there's more wiring activity than normal.

        - Financial institutions, intermediaries and selling agents are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $1,000 or more using automatic transfers from your bank account to the Funds you choose. You can contact your financial adviser or us to set up the plan.

Here's how the plan works:

  - You can buy shares twice a month, monthly or quarterly.

  - You can choose to have us transfer your money on or about the 15th or the last day of the month.

  - Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your financial adviser.

--------------------------------------------------------------------------------




 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------



(MINUS DOLLAR      SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - If you're selling your shares through a selling agent, financial institution or intermediary, we'll normally send the sale proceeds by Fedwire on the same business day that BACAP Distributors, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account on the same business day that the Fund receives your order.

        - You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Nations Treasury Reserves).

        - We can delay payment of the sale proceeds of Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves or Nations Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - We can delay payment of the sale proceeds of Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Nations New York Tax-Exempt Reserves for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 30 days notice in writing if we're going to do this

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you

        - under certain other circumstances allowed under the 1940 Act

CHECKWRITING SERVICE
You can withdraw money from the Funds using our free checkwriting service. You can contact your financial adviser or us to set up the service.

Here's how the service works:

  - Each check you write must be for $250 or more.

  - You can only use checks to make partial withdrawals. You can't use a check to make a full withdrawal of the shares you hold in a Fund.

  - Shares you sell by writing a check are eligible to receive distributions up to the day our custodian receives the check for payment.

  - We can change or cancel the service by giving you 30 days notice in writing.

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your financial adviser or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $10,000 to set up the plan.

  - If you set up the plan after you've opened your account, your signature must be guaranteed.

  - You can choose to have us transfer your money on or about the 10th or the 25th of the month.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your financial adviser or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(ARROWS GRAPHIC)   EXCHANGING SHARES

      You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can exchange Investor Class Shares of a Fund for Investor Class Shares of any other Nations Money Market Fund.

        - You must exchange at least $25,000 at a time.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

AUTOMATIC EXCHANGE FEATURE

The Automatic Exchange Feature lets you exchange $25 or more of Investor Class Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to PFPC in writing or call 1.800.321.7854.

  - If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

  - You must already have an investment in the Funds you want to exchange.

  - You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

  - The rules for making exchanges apply to automatic exchanges.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 OF THE 1940 ACT.

THE SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------

Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

BACAP Distributors and selling and servicing agents are compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

BACAP Distributors may be reimbursed for distribution-related expenses up to an annual maximum of 0.10% of the average daily net assets of Investor Class Shares of the Funds, some or all of which may be paid to selling agents.

Servicing agents may receive a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Investor Class Shares of the Funds.

Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Funds pay these fees to BACAP Distributors and/or to eligible selling and servicing agents and financial institutions, including BACAP or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:

  - a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

This compensation, which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, BACAP Distributors sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BACAP Distributors and BACAP, and certain other selling or servicing agents. Selected selling and servicing agents may also receive compensation for opening a minimum number of accounts. BACAP Distributors may cancel any compensation program at any time.

BACAP and BACAP Distributors may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

Distributions and taxes
(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------

ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------

HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and any net short-term capital gain generally are taxable to you as ordinary income. Although the Funds do not expect to realize any capital gain any distributions of net long-term capital gain generally are taxable to you as long-term capital gain.

In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income. Fund distributions also will not qualify for recently enacted reductions in federal income taxation of dividends payable to individuals from domestic and certain foreign corporations.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

NATIONS MUNICIPAL RESERVES, NATIONS TAX-EXEMPT RESERVES,
NATIONS CALIFORNIA TAX-EXEMPT RESERVES, NATIONS NEW YORK
TAX-EXEMPT RESERVES

In general, you will not be subject to federal income tax on distributions from Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves of their tax-exempt interest income. Distributions from Nations California Tax-Exempt Reserves of its interest income from California municipal securities will not be subject to California state individual income tax. Distributions from Nations New York Tax-Exempt Reserves of its interest income from New York municipal securities will not be subject to New York State and New York City individual income tax. Distributions from these Funds, however, may be subject to state, local and other taxes.

Although these Funds do not intend to earn any taxable income or capital gain, any distributions of such income or capital gain generally are subject to tax.

A portion of the distributions from Nations Municipal Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves may also be subject to alternative minimum taxes.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records
  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS CASH RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED               YEAR ENDED               YEAR ENDED
  INVESTOR CLASS SHARES                          03/31/03                 03/31/02                 03/31/01
  Net asset value, beginning of period             $1.00                    $1.00                    $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.0126                   0.0285                   0.0593
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.0126)                 (0.0285)                 (0.0593)
  Net asset value, end of period                   $1.00                    $1.00                    $1.00
  TOTAL RETURN++                                   1.27%                    2.89%                    6.09%
                                          =======================  =======================  =======================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $3,621,418               $4,966,158               $7,585,825
  Ratio of operating expenses to average
    net assets                                  0.55%(a)(b)              0.55%(a)(b)               0.55%(a)
  Ratio of net investment income/(loss)
    to average net assets                          1.27%                    2.57%                    5.87%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.61%(a)                 0.62%(a)                 0.62%(a)

                                                PERIOD ENDED
  INVESTOR CLASS SHARES                           03/31/00*
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0484
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0484)
  Net asset value, end of period                    $1.00
  TOTAL RETURN++                                    4.94%
                                           =======================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $7,068,117
  Ratio of operating expenses to average
    net assets                                  0.55%+(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                          5.02%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.64%+(a)

* Cash Reserves Investor Class Shares commenced operations on April 12, 1999.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MONEY MARKET RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED               YEAR ENDED               YEAR ENDED
  INVESTOR CLASS SHARES                          03/31/03                 03/31/02                 03/31/01
  Net asset value, beginning of period             $1.00                    $1.00                    $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.0119                   0.0276                   0.0501
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.0119)                 (0.0276)                 (0.0501)
  Net asset value, end of period                   $1.00                    $1.00                    $1.00
  TOTAL RETURN++                                   1.21%                    2.80%                    5.12%
                                          =======================  =======================  =======================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $61,153                  $44,170                  $90,380
  Ratio of operating expenses to average
    net assets                                  0.55%(a)(b)               0.55%(a)                0.55%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                          1.19%                    2.50%                    5.84%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.61%(a)                 0.63%(a)                 0.62%(a)

                                                PERIOD ENDED
  INVESTOR CLASS SHARES                           03/31/00*
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0043
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0043)
  Net asset value, end of period                    $1.00
  TOTAL RETURN++                                    0.43%
                                           =======================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)               $1
  Ratio of operating expenses to average
    net assets                                  0.55%+(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                          5.29%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.68%+(a)

* Money Market Reserves Investor Class Shares commenced operations on March 3, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TREASURY RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED               YEAR ENDED               YEAR ENDED
  INVESTOR CLASS SHARES                          03/31/03                 03/31/02                 03/31/01
  Net asset value, beginning of period             $1.00                    $1.00                    $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.0116                   0.0267                   0.0568
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.0116)                 (0.0267)                 (0.0568)
  Net asset value, end of period                   $1.00                    $1.00                    $1.00
  TOTAL RETURN++                                   1.16%                    2.70%                    5.83%
                                          =======================  =======================  =======================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $673,332                 $688,990                 $700,202
  Ratio of operating expenses to average
    net assets                                   0.55%(a)                 0.55%(a)                0.55%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                          1.17%                    2.46%                    5.64%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.61%(a)                 0.62%(a)                 0.62%(a)

                                                PERIOD ENDED
  INVESTOR CLASS SHARES                           03/31/00*
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0455
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0455)
  Net asset value, end of period                    $1.00
  TOTAL RETURN++                                    4.65%
                                           =======================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $573,261
  Ratio of operating expenses to average
    net assets                                  0.55%+(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                          4.71%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.63%+(a)

* Treasury Reserves Investor Class Shares commenced operations on April 12,
1999.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS GOVERNMENT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED               YEAR ENDED               YEAR ENDED
  INVESTOR CLASS SHARES                          03/31/03                 03/31/02                 03/31/01
  Net asset value, beginning of period             $1.00                    $1.00                    $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.0116                   0.0268                   0.0580
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.0116)                 (0.0268)                 (0.0580)
  Net asset value, end of period                   $1.00                    $1.00                    $1.00
  TOTAL RETURN++                                   1.17%                    2.71%                    5.95%
                                          =======================  =======================  =======================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $578,548                $1,001,552                $331,555
  Ratio of operating expenses to average
    net assets                                   0.55%(a)                 0.55%(a)                0.55%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                          1.13%                    2.35%                    5.71%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.62%(a)                 0.63%(a)                 0.64%(a)

                                                PERIOD ENDED
  INVESTOR CLASS SHARES                           03/31/00*
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0467
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0467)
  Net asset value, end of period                    $1.00
  TOTAL RETURN++                                    4.77%
                                           =======================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $111,741
  Ratio of operating expenses to average
    net assets                                  0.55%+(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                          4.91%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.64%+(a)

* Government Reserves Investor Class Shares commenced operations on April 12, 1999.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MUNICIPAL RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED               YEAR ENDED               YEAR ENDED
  INVESTOR CLASS SHARES                          03/31/03                 03/31/02                 03/31/01
  Net asset value, beginning of period             $1.00                    $1.00                    $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.0093                   0.0180                   0.0357
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.0093)                 (0.0180)                 (0.0357)
  Net asset value, end of period                   $1.00                    $1.00                    $1.00
  TOTAL RETURN++                                   0.93%                    1.82%                    3.63%
                                          =======================  =======================  =======================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $89,289                  $48,022                  $57,017
  Ratio of operating expenses to average
    net assets                                     0.55%                    0.55%                    0.55%
  Ratio of net investment income/(loss)
    to average net assets                          0.88%                    1.68%                    3.58%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                         0.63%                    0.65%                    0.64%

                                                PERIOD ENDED
  INVESTOR CLASS SHARES                           03/31/00*
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0287
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0287)
  Net asset value, end of period                    $1.00
  TOTAL RETURN++                                    2.90%
                                           =======================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)             $64,782
  Ratio of operating expenses to average
    net assets                                     0.55%+
  Ratio of net investment income/(loss)
    to average net assets                          2.94%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                         0.65%+

* Municipal Reserves Investor Class Shares commenced operations on April 12,
1999.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

NATIONS TAX-EXEMPT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR CLASS SHARES                        03/31/03             03/31/02*            03/31/01*            03/31/00*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0089               0.0179               0.0358               0.0298
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0089)             (0.0179)             (0.0358)             (0.0298)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 0.89%                1.81%                3.63%                3.02%
                                          ===================  ===================  ===================  ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $138,285             $210,389             $239,923             $204,150
  Ratio of operating expenses to average
    net assets                                   0.55%                0.55%                0.55%                0.53%
  Ratio of net investment income/(loss)
    to average net assets                        0.78%                1.75%                3.55%                2.97%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.63%                0.68%                0.68%                0.75%

                                               YEAR ENDED
  INVESTOR CLASS SHARES                         03/31/99*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0293
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0293)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  2.97%
                                           ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $259,469
  Ratio of operating expenses to average
    net assets                                  0.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                         2.91%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.90%(a)

* The financial information for the fiscal periods reflect the financial information for Nations Tax Exempt Fund Investor B Shares which were reorganized into Nations Tax-Exempt Reserves Investor Class Shares as of May 10, 2002.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS CALIFORNIA TAX-EXEMPT
RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             YEAR ENDED        YEAR ENDED        YEAR ENDED       PERIOD ENDED      PERIOD ENDED
  INVESTOR CLASS SHARES                       03/31/03          03/31/02          03/31/01          03/31/00         05/14/99*
  Net asset value, beginning of period         $1.00             $1.00             $1.00             $1.00             $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                 0.0081            0.0164            0.0298            0.0223            0.0051
  LESS DISTRIBUTIONS:
  Dividends from net investment income        (0.0081)          (0.0164)          (0.0298)          (0.0223)          (0.0051)
  Net asset value, end of period               $1.00             $1.00             $1.00             $1.00             $1.00
  TOTAL RETURN++                               0.81%             1.65%             3.02%             2.23%             0.50%
                                          ================  ================  ================  ================  ================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)        $360,205          $240,724          $226,491          $284,041          $503,000
  Ratio of operating expenses to average
    net assets                                 0.55%             0.55%             0.55%             0.55%+            0.58%+
  Ratio of net investment income/(loss)
    to average net assets                      0.80%             1.03%             2.98%             2.45%+            2.43%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.62%             0.63%             0.63%             0.63%+            0.62%+

                                              YEAR ENDED
  INVESTOR CLASS SHARES                        02/28/99
  Net asset value, beginning of period          $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0261
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0261)
  Net asset value, end of period                $1.00
  TOTAL RETURN++                                2.64%
                                           ================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $539,000
  Ratio of operating expenses to average
    net assets                                 0.56%(a)
  Ratio of net investment income/(loss)
    to average net assets                       2.61%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.59%(a)

* The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon California Tax-Exempt Money Market Pacific Horizon Shares, which were reorganized into the California Tax-Exempt Reserves Investor Class Shares, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS NEW YORK TAX-EXEMPT
RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           PERIOD ENDED
  INVESTOR CLASS SHARES                                     12/22/02**
  Net asset value, beginning of period                         $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                0.0069
  LESS DISTRIBUTIONS:
  Dividends from net investment income                       (0.0069)
  Net asset value, end of period                               $1.00
  TOTAL RETURN++                                               0.69%
                                          ===============================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                         $--#
  Ratio of operating expenses to average
    net assets                                                0.48%+
  Ratio of net investment income/(loss)
    to average net assets                                     0.92%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                    1.13%+

                                                            PERIOD ENDED
  INVESTOR CLASS SHARES                                       03/31/02*
  Net asset value, beginning of period                          $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                 0.0008
  LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.0008)
  Net asset value, end of period                                $1.00
  TOTAL RETURN++                                                0.08%
                                           ===============================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                           $1
  Ratio of operating expenses to average
    net assets                                                 0.55%+
  Ratio of net investment income/(loss)
    to average net assets                                      0.68%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                     4.86%+

* New York Tax-Exempt Reserves Investor Class Shares commenced operations on February 15, 2002.
** Investor Class Shares were fully redeemed on December 22, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Amount represents less than $500.

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

DEBT SECURITY -- when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

EQUITY SECURITY -- an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIRST-TIER SECURITY -- under Rule 2a-7 of the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

GUARANTEED INVESTMENT CONTRACT -- an investment instrument issued by a rated insurance company in return for a payment by an investor.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities. For Nations Treasury Reserves and Nations Government Reserves, money market instruments do not include either commercial paper or municipal securities.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

PARTICIPATION -- a pass-through certificate representing a share in a pool of debt obligations or other instruments.

PASS-THROUGH CERTIFICATE -- securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

PRIVATE ACTIVITY BOND -- a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SPECIAL PURPOSE ISSUER -- an entity organized solely to issue asset-backed securities on a pool of assets it owns.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. TREASURY OBLIGATION -- a debt security issued by the U.S. Treasury.

Where to find more information
(QUESTION MARK GRAPHIC)
You'll find more information about Nations Money Market Funds in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS



      The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Funds and their policies. The
                   SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations
      Funds:

      By telephone: 1.800.626.2275 (Institutional Investors)
                    1.800.321.7854 (Individual Investors)

      By mail:
      NATIONS FUNDS
      C/O BACAP DISTRIBUTORS, LLC
      ONE BANK OF AMERICA PLAZA
      33RD FLOOR
      CHARLOTTE, NC 28255

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:
Nations Funds Trust, 811-09645
INVESTOR -- 0803


                                                            (NATIONS FUNDS LOGO)

                Money Market Funds
                ----------------------------------------------------------------
                Prospectus -- Investor Class Shares
                August 1, 2003
(NATIONS FUNDS LOGO)



NATIONS CASH RESERVES

NATIONS MONEY MARKET RESERVES

NATIONS TREASURY RESERVES

NATIONS GOVERNMENT RESERVES

NATIONS MUNICIPAL RESERVES

NATIONS TAX-EXEMPT RESERVES

NATIONS CALIFORNIA TAX-EXEMPT RESERVES

NATIONS NEW YORK TAX-EXEMPT RESERVES


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 50.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about some Nations Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Investor Class Shares of the Funds. This class of shares is designed primarily for financial institutions and intermediaries for their own accounts, and for certain of their client accounts. Please turn to BUYING, SELLING AND EXCHANGING SHARES for more information about who is eligible to buy this class of shares.

ABOUT THE FUNDS

The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  - you're looking for a relatively low risk investment with stability of principal

  - you have short-term income needs

They may not be suitable for you if:

  - you're looking for higher returns

  - you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call your investment professional at 1.800.303.7371.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BACAP IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE ABOUT BACAP STARTING ON PAGE 35.

--------------------------------------------------------------------------------


NATIONS CASH RESERVES                                            4
------------------------------------------------------------------
NATIONS MONEY MARKET RESERVES                                    7
------------------------------------------------------------------
NATIONS TREASURY RESERVES                                       10
------------------------------------------------------------------
NATIONS GOVERNMENT RESERVES                                     14
------------------------------------------------------------------
NATIONS MUNICIPAL RESERVES                                      18
------------------------------------------------------------------
NATIONS TAX-EXEMPT RESERVES                                     22
------------------------------------------------------------------
NATIONS CALIFORNIA TAX-EXEMPT RESERVES                          26
------------------------------------------------------------------
NATIONS NEW YORK TAX-EXEMPT RESERVES                            30
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     33
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       35

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         37
     How orders are processed                                   38
  How selling and servicing agents are paid                     42
  Distributions and taxes                                       43
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            45
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   50
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS CASH RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - commercial paper

  - bank obligations

  - short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  - short-term taxable municipal securities

  - repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Cash Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL YOUR INVESTMENT PROFESSIONAL AT 1.800.303.7371 FOR THE FUND'S CURRENT 7-DAY YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002
               ----     ----     ----
               6.10%    3.86%    1.46%



              *Year-to-date return as of June 30, 2003: 0.43%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2000:          1.57%
         WORST: 4TH QUARTER 2002:         0.30%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         INVESTOR CLASS SHARES                                     1.46%    4.01%

      *THE INCEPTION DATE OF INVESTOR CLASS SHARES IS APRIL 12, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                           Investor Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                0.15%



         Distribution (12b-1) and shareholder servicing fees            0.35%



         Other expenses                                                 0.11%
                                                                         ---------



         Total annual Fund operating expenses                           0.61%



         Fee waivers and/or reimbursements                             (0.06)%
                                                                         ---------



         Total net expenses(2)                                          0.55%
                                                                         =========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR CLASS SHARES                   $56      $189      $334       $756

NATIONS MONEY MARKET RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - commercial paper

  - bank obligations

  - short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  - short-term taxable municipal securities

  - repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant it, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Money Market Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL YOUR INVESTMENT PROFESSIONAL AT 1.800.303.7371 FOR THE FUND'S CURRENT 7-DAY YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2001     2002
               ----     ----
               3.78%    1.38%



              *Year-to-date return as of June 30, 2003: 0.41%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 2001:          1.35%
         WORST: 4TH QUARTER 2002:         0.28%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         INVESTOR CLASS SHARES                                     1.38%     3.29%

      *THE INCEPTION DATE OF INVESTOR CLASS SHARES IS MARCH 3, 2000.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                           Investor Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                0.15%



         Distribution (12b-1) and shareholder servicing fees            0.35%



         Other expenses                                                 0.11%
                                                                         ---------



         Total annual Fund operating expenses                           0.61%



         Fee waivers and/or reimbursements                             (0.06)%
                                                                         ---------



         Total net expenses(2)                                          0.55%
                                                                         =========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

         - you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         - you reinvest all dividends and distributions in the Fund

         - your investment has a 5% return each year

         - the Fund's operating expenses remain the same as shown in the table above

         - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR CLASS SHARES                   $56      $189      $334       $756

NATIONS TREASURY RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - U.S. Treasury obligations

  - repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations and U.S. government obligations

  - obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Treasury Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- Some of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL YOUR INVESTMENT PROFESSIONAL AT 1.800.303.7371 FOR THE FUND'S CURRENT 7-DAY YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002
               ----     ----     ----
               5.82%    3.62%    1.34%



              *Year-to-date return as of June 30, 2003: 0.40%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:          1.52%
         WORST: 4TH QUARTER 2002:         0.27%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         INVESTOR CLASS SHARES                                     1.34%     3.78%

      *THE INCEPTION DATE OF INVESTOR CLASS SHARES IS APRIL 12, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                           Investor Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                0.15%



         Distribution (12b-1) and shareholder servicing fees            0.35%



         Other expenses                                                 0.11%
                                                                         ---------



         Total annual Fund operating expenses                           0.61%



         Fee waivers and/or reimbursements                             (0.06)%
                                                                         ---------



         Total net expenses(2)                                          0.55%
                                                                         =========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR CLASS SHARES                   $56      $189      $334       $756

NATIONS GOVERNMENT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S
ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S.
                   government obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily U.S. government obligations and U.S. Treasury obligations, the interest on which is generally free from state income tax.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Government Reserves has the following general risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL YOUR INVESTMENT PROFESSIONAL AT 1.800.303.7371 FOR THE FUND'S CURRENT 7-DAY YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002
               ----     ----     ----
               5.96%    3.69%    1.31%



              *Year-to-date return as of June 30, 2003: 0.40%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD AND 4TH QUARTERS 2000:            1.53%
         WORST: 4TH QUARTER 2002:                    0.28%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         INVESTOR CLASS SHARES                                     1.31%    3.85%

      *THE INCEPTION DATE OF INVESTOR CLASS SHARES IS APRIL 12, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                           Investor Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                0.15%



         Distribution (12b-1) and shareholder servicing fees            0.35%



         Other expenses                                                 0.12%
                                                                         ---------



         Total annual Fund operating expenses                           0.62%



         Fee waivers and/or reimbursements                             (0.07)%
                                                                         ---------



         Total net expenses(2)                                          0.55%
                                                                         =========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR CLASS SHARES                   $56      $191      $339       $768

NATIONS MUNICIPAL RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S
ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may invest all or any portion of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Municipal Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on municipal obligations, which is generally free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state, local and other taxes. Shares of Nations Municipal Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL YOUR INVESTMENT PROFESSIONAL AT 1.800.303.7371 FOR THE FUND'S CURRENT 7-DAY YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002
               ----     ----     ----
               3.67%    2.31%    1.00%



              *Year-to-date return as of June 30, 2003: 0.35%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                0.97%
         WORST: 1ST AND 3RD QUARTERS 2002:      0.24%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         INVESTOR CLASS SHARES                                     1.00%     2.44%

      *THE INCEPTION DATE OF INVESTOR CLASS SHARES IS APRIL 12, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                           Investor Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                0.15%



         Distribution (12b-1) and shareholder servicing fees            0.35%



         Other expenses                                                 0.13%
                                                                         ---------



         Total annual Fund operating expenses                           0.63%



         Fee waivers and/or reimbursements                             (0.08)%
                                                                         ---------



         Total net expenses(2)                                          0.55%
                                                                         =========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR CLASS SHARES                   $56      $194      $343       $779

NATIONS TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. The Fund normally invests all of its assets in municipal securities which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPHIC)     RISKS AND OTHER THINGS TO CONSIDER
                   Nations Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on municipal obligations, which is generally free from federal income and alternative minimum taxes, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities, or from realized capital gains, is generally subject to federal, state and local taxes. Shares of Nations Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

THE INFORMATION ABOUT THE PERFORMANCE FOR THE PERIOD PRIOR TO MAY 10, 2002, REFLECTS PERFORMANCE INFORMATION FOR A PREDECESSOR FUND WHICH WAS REORGANIZED INTO THE FUND ON MAY 10, 2002. THE PREDECESSOR FUND HAD AN IDENTICAL INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

CALL YOUR INVESTMENT PROFESSIONAL AT 1.800.303.7371 FOR THE FUND'S CURRENT 7-DAY YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----
               3.55%    3.18%    3.29%    3.03%    2.83%    3.68%    2.32%    0.95%



              *Year-to-date return as of June 30, 2003: 0.33%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND AND 4TH QUARTERS 2000:       0.97%
         WORST: 1ST QUARTER 2002:               0.22%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         INVESTOR CLASS SHARES                             0.95%     2.56%     2.83%

      *THE INCEPTION DATE OF INVESTOR CLASS SHARES IS MARCH 7, 1994.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                           Investor Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                0.15%



         Distribution (12b-1) and shareholder servicing fees            0.35%



         Other expenses                                                 0.13%
                                                                         ---------



         Total annual Fund operating expenses                           0.63%



         Fee waivers and/or reimbursements                             (0.08)%
                                                                         ---------



         Total net expenses(2)                                          0.55%
                                                                         =========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR CLASS SHARES                   $56      $194      $343       $779

NATIONS CALIFORNIA TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from California state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and California individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations California Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on California municipal obligations, which is generally free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of Nations California Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

      - STATE SPECIFIC RISK -- State specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. A slow-down in the economy and a drop in revenues from personal income tax on capital gains and stock options caused by the weak performance of the stock market have contributed to an overall decline in the current finances of California and its municipalities. The State projects a deficit of $23.6 billion for fiscal year 2002-03. Further, the State continues to experience significant energy-related challenges and commitments. As of July 1, the State Legislature has not approved a budget for fiscal year 2002-03. It is unclear how the current economic conditions or the energy-situation may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL YOUR INVESTMENT PROFESSIONAL AT 1.800.303.7371 FOR THE FUND'S CURRENT 7-DAY YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               1.87%    2.30%    3.32%    2.88%    3.07%    2.74%    2.51%    3.10%    1.97%    0.91%



              *Year-to-date return as of June 30, 2003: 0.30%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 1995:          0.87%
         WORST: 3RD QUARTER 2002:         0.20%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002




                                                                            LIFE OF
                                           1 YEAR    5 YEARS    10 YEARS     FUND*
         INVESTOR CLASS SHARES             0.91%      2.24%      2.46%       2.77%

      *THE INCEPTION DATE OF INVESTOR CLASS SHARES IS DECEMBER 6, 1989.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                           Investor Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                0.15%



         Distribution (12b-1) and shareholder servicing fees            0.35%



         Other expenses                                                 0.12%
                                                                         ---------



         Total annual Fund operating expenses                           0.62%



         Fee waivers and/or reimbursements                             (0.07)%
                                                                         ---------



         Total net expenses(2)                                          0.55%
                                                                         =========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR CLASS SHARES                   $56      $191      $339       $768

NATIONS NEW YORK TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S
ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from New York state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest that is free from federal income tax and New York state individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations New York Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most distributions paid by the Fund come from interest on New York municipal obligations, which is generally free from federal income tax and New York State and New York City individual income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of Nations New York Tax-Exempt Reserves would not be a suitable investment for tax-advantaged accounts or tax-exempt investors.

      - STATE SPECIFIC RISK -- State specific risk is the chance that the Fund, because it invests primarily in securities issued by New York State, New York City and New York's other municipalities, is more vulnerable to unfavorable developments in New York than funds that invest in municipal bonds of many different states. Although New York's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity, adverse conditions affecting any one of these industries could have a negative impact on New York municipal securities. Travel and tourism also constitute an important part of the New York State and City economies. The September 11, 2001 terrorist attack on the World Trade Center in New York City has had and is likely to continue to have an adverse effect on all areas of the New York economy. The financial sector activity remains the largest risk to the New York economy and any prolonged downturn in the financial sector could produce sharper declines in both employment and compensation. While the potential economic benefits of the recovery and rebuilding efforts in New York may serve to off-set these losses, a general risk does exist that issuers of municipal securities held by the Fund may not be able to make their timely payments of principal and interest.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.


--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                           Investor Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                0.15%



         Distribution (12b-1) and shareholder servicing fees            0.35%



         Other expenses                                                 0.63%
                                                                         ---------



         Total annual Fund operating expenses                           1.13%



         Fee waivers and/or reimbursements                             (0.58)%
                                                                         ---------



         Total net expenses(2)                                          0.55%
                                                                         =========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR CLASS SHARES                   $56      $302      $566      $1,323

Other important information
[LINE GRAPH GRAPHIC]

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

      - SPECIAL RULES FOR MONEY MARKET FUNDS -- Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

         - may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

         - must maintain an average dollar-weighted maturity of 90 days or less

         - may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days (except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves)

         - may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves, which also may invest in second-tier securities.

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy of certain Funds may be changed without shareholder approval by giving the shareholder at least 60 days notice. The 80% Policy of certain other Funds and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

       Each Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a

       Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, distribution, administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - INFORMATION FOR FEDERALLY CHARTERED CREDIT UNIONS -- Shares of Nations Treasury Reserves and Nations Government Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call your investment professional at 1.800.303.7371. We will begin sending your individual copies with the next scheduled mailing.

How the Funds are managed
(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------


INVESTMENT ADVISER

BACAP is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Money Market Funds described in this prospectus.

BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $195 billion, BACAP acts as investment manager for individuals, corporations, private investment companies and financial institutions. BACAP uses a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP's Cash Investment Team is responsible for making the day-to-day investment decisions for each Fund.

Nations Funds pays BACAP an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

BACAP has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2004. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BACAP will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BACAP can receive, along with the actual advisory fees BACAP and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  NATIONS CASH RESERVES                                       0.15%      0.12%



  NATIONS MONEY MARKET RESERVES                               0.15%      0.12%



  NATIONS TREASURY RESERVES                                   0.15%      0.12%



  NATIONS GOVERNMENT RESERVES                                 0.15%      0.12%



  NATIONS MUNICIPAL RESERVES                                  0.15%      0.12%



  NATIONS TAX-EXEMPT RESERVES                                 0.15%      0.12%



  NATIONS CALIFORNIA TAX-EXEMPT RESERVES                      0.15%      0.12%



  NATIONS NEW YORK TAX-EXEMPT RESERVES                        0.15%      0.00%

INVESTMENT SUB-ADVISER

Nations Funds and BACAP may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BACAP retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BACAP may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. BACAP and the Funds have applied for relief from the SEC to permit the Funds to act on many of BACAP's recommendations with approval only by the Board and not by Fund shareholders. BACAP or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BACAP and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

BACAP DISTRIBUTORS, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------

The Funds are distributed by BACAP Distributors, LLC (BACAP Distributors), a registered broker/dealer. BACAP Distributors may pay distribution (12b-1) and shareholder servicing fees and/or other compensation to companies for selling shares and providing services to investors.

BACAP Distributors is also administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay BACAP Distributors a fee of 0.10% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

--------------------------------------------------------------------------------

PFPC INC.

400 BELLEVUE PARKWAY
WILMINGTON, DELAWARE 19809

--------------------------------------------------------------------------------

PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares
[DOLLAR GRAPHIC]

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Investor Class Shares of the Funds. Here are some general rules about this class of shares:

  - Investor Class Shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts. This class of shares may be offered by:

     - Bank of America and certain of its affiliates

     - certain other financial institutions and intermediaries.

  - The minimum initial investment is $25,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to come up with the minimum initial investment.

  - There is no minimum for additional investments.

  - There are no sales charges for buying, selling or exchanging these shares.

  - Please contact your investment professional for more information about the availability of this share class.

You'll find more information about buying, selling and exchanging Investor Class Shares on the pages that follow. You should also ask your financial institution, intermediary or selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

Please contact your investment professional at 1.800.303.7371 if you have any questions, or you need help placing an order.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------

HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 5:00 p.m. Eastern time each business day for each share class of Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

  - 2:30 p.m. Eastern time each business day for each share class of Nations Government Reserves

  - 12:00 noon Eastern time each business day for each share class of Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time each business day for each share class of Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  - 5:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves, except:

     - Orders must be received for Nations Cash Reserves by 3:00 p.m. Eastern time on the last business day of the calendar year

     - Orders must be received for Nations Money Market Reserves by 3:00 p.m. Eastern time on business days that precede the national holidays observed by the Fund

     - Orders must be received for Nations Treasury Reserves by 3:00 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by the Fund

  - 2:30 p.m. Eastern time for Nations Government Reserves

  - 12:00 noon Eastern time for Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------


(PLUS DOLLAR       BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Investor Class Shares at net asset value per share.

        - We must receive payment by the following times on the business day BACAP Distributors, PFPC or their agents receive the order (unless the Fund closes early):

           - 5:30 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves, except:

              - Payment must be received for Nations Cash Reserves by 4:00 p.m.
                Eastern time on the last business day of the calendar year

              - Payment must be received for Nations Money Market Reserves by
                4:00 p.m. Eastern time on business days that precede the national holidays observed by this Fund

              - Payment must be received for Nations Treasury Reserves by 4:00
                p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by this Fund

           - 4:00 p.m. Eastern time for Nations Government Reserves, Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

           If we receive payment after these times, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change these times under certain circumstances, for example, when there's more wiring activity than normal.

        - Financial institutions, intermediaries and selling agents are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------





(MINUS DOLLAR      SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We normally send the sale proceeds by Fedwire on the same business day that BACAP Distributors, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Nations Treasury Reserves).

        - We can delay payment of the sale proceeds of Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves or Nations Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - We can delay payment of the sale proceeds of Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Nations New York Tax-Exempt Reserves for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 30 days notice in writing if we're going to do this

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you
        - under certain other circumstances allowed under the 1940 Act

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(ARROWS GRAPHIC)   EXCHANGING SHARES

      You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can exchange Investor Class Shares of a Fund for Investor Class Shares of any other Nations Money Market Fund.

        - You must exchange at least $25,000 at a time.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 OF THE 1940 ACT.

THE SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------

Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

BACAP Distributors and selling and servicing agents are compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

BACAP Distributors may be reimbursed for distribution-related expenses up to an annual maximum of 0.10% of the average daily net assets of Investor Class Shares of the Funds, some or all of which may be paid to selling agents.

Servicing agents may receive a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Investor Class Shares of the Funds.

Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Funds pay these fees to BACAP Distributors and/or to eligible selling and servicing agents and financial institutions, including BACAP or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:

  - a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

This compensation, which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, BACAP Distributors sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BACAP Distributors and BACAP, and certain other selling or servicing agents. Selected selling and servicing agents may also receive compensation for opening a minimum number of accounts. BACAP Distributors may cancel any compensation program at any time.

BACAP and BACAP Distributors may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

Distributions and taxes
(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------

ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by calling your investment professional at 1.800.303.7371.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------

HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and any net short-term capital gain generally are taxable to you as ordinary income. Although the Funds do not expect to realize any capital gain any distributions of net long-term capital gain generally are taxable to you as long-term capital gain.

In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income. Fund distributions also will not qualify for recently enacted reductions in federal income taxation of dividends payable to individuals from domestic and certain foreign corporations.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

NATIONS MUNICIPAL RESERVES, NATIONS TAX-EXEMPT RESERVES,
NATIONS CALIFORNIA TAX-EXEMPT RESERVES, NATIONS NEW YORK
TAX-EXEMPT RESERVES

In general, you will not be subject to federal income tax on distributions from Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves of their tax-exempt interest income. Distributions from Nations California Tax-Exempt Reserves of its interest income from California municipal securities will not be subject to California state individual income tax. Distributions from Nations New York Tax-Exempt Reserves of its interest income from New York municipal securities will not be subject to New York State and New York City individual income tax. Distributions from these Funds, however, may be subject to state, local and other taxes.

Although these Funds do not intend to earn any taxable income or capital gain, any distributions of such income or capital gain generally are subject to tax.

A portion of the distributions from Nations Municipal Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves may also be subject to alternative minimum taxes.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records
  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS CASH RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED               YEAR ENDED               YEAR ENDED
  INVESTOR CLASS SHARES                          03/31/03                 03/31/02                 03/31/01
  Net asset value, beginning of period             $1.00                    $1.00                    $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.0126                   0.0285                   0.0593
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.0126)                 (0.0285)                 (0.0593)
  Net asset value, end of period                   $1.00                    $1.00                    $1.00
  TOTAL RETURN++                                   1.27%                    2.89%                    6.09%
                                          =======================  =======================  =======================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $3,621,418               $4,966,158               $7,585,825
  Ratio of operating expenses to average
    net assets                                  0.55%(a)(b)              0.55%(a)(b)               0.55%(a)
  Ratio of net investment income/(loss)
    to average net assets                          1.27%                    2.57%                    5.87%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.61%(a)                 0.62%(a)                 0.62%(a)

                                                PERIOD ENDED
  INVESTOR CLASS SHARES                           03/31/00*
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0484
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0484)
  Net asset value, end of period                    $1.00
  TOTAL RETURN++                                    4.94%
                                           =======================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $7,068,117
  Ratio of operating expenses to average
    net assets                                  0.55%+(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                          5.02%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.64%+(a)

* Cash Reserves Investor Class Shares commenced operations on April 12, 1999.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MONEY MARKET RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED               YEAR ENDED               YEAR ENDED
  INVESTOR CLASS SHARES                          03/31/03                 03/31/02                 03/31/01
  Net asset value, beginning of period             $1.00                    $1.00                    $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.0119                   0.0276                   0.0501
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.0119)                 (0.0276)                 (0.0501)
  Net asset value, end of period                   $1.00                    $1.00                    $1.00
  TOTAL RETURN++                                   1.21%                    2.80%                    5.12%
                                          =======================  =======================  =======================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $61,153                  $44,170                  $90,380
  Ratio of operating expenses to average
    net assets                                  0.55%(a)(b)               0.55%(a)                0.55%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                          1.19%                    2.50%                    5.84%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.61%(a)                 0.63%(a)                 0.62%(a)

                                                PERIOD ENDED
  INVESTOR CLASS SHARES                           03/31/00*
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0043
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0043)
  Net asset value, end of period                    $1.00
  TOTAL RETURN++                                    0.43%
                                           =======================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)               $1
  Ratio of operating expenses to average
    net assets                                  0.55%+(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                          5.29%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.68%+(a)

* Money Market Reserves Investor Class Shares commenced operations on March 3, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TREASURY RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED               YEAR ENDED               YEAR ENDED
  INVESTOR CLASS SHARES                          03/31/03                 03/31/02                 03/31/01
  Net asset value, beginning of period             $1.00                    $1.00                    $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.0116                   0.0267                   0.0568
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.0116)                 (0.0267)                 (0.0568)
  Net asset value, end of period                   $1.00                    $1.00                    $1.00
  TOTAL RETURN++                                   1.16%                    2.70%                    5.83%
                                          =======================  =======================  =======================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $673,332                 $688,990                 $700,202
  Ratio of operating expenses to average
    net assets                                   0.55%(a)                 0.55%(a)                0.55%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                          1.17%                    2.46%                    5.64%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.61%(a)                 0.62%(a)                 0.62%(a)

                                                PERIOD ENDED
  INVESTOR CLASS SHARES                           03/31/00*
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0455
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0455)
  Net asset value, end of period                    $1.00
  TOTAL RETURN++                                    4.65%
                                           =======================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $573,261
  Ratio of operating expenses to average
    net assets                                  0.55%+(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                          4.71%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.63%+(a)

* Treasury Reserves Investor Class Shares commenced operations on April 12,
1999.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS GOVERNMENT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED               YEAR ENDED               YEAR ENDED
  INVESTOR CLASS SHARES                          03/31/03                 03/31/02                 03/31/01
  Net asset value, beginning of period             $1.00                    $1.00                    $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.0116                   0.0268                   0.0580
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.0116)                 (0.0268)                 (0.0580)
  Net asset value, end of period                   $1.00                    $1.00                    $1.00
  TOTAL RETURN++                                   1.17%                    2.71%                    5.95%
                                          =======================  =======================  =======================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $578,548                $1,001,552                $331,555
  Ratio of operating expenses to average
    net assets                                   0.55%(a)                 0.55%(a)                0.55%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                          1.13%                    2.35%                    5.71%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.62%(a)                 0.63%(a)                 0.64%(a)

                                                PERIOD ENDED
  INVESTOR CLASS SHARES                           03/31/00*
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0467
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0467)
  Net asset value, end of period                    $1.00
  TOTAL RETURN++                                    4.77%
                                           =======================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $111,741
  Ratio of operating expenses to average
    net assets                                  0.55%+(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                          4.91%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.64%+(a)

* Government Reserves Investor Class Shares commenced operations on April 12, 1999.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MUNICIPAL RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED               YEAR ENDED               YEAR ENDED
  INVESTOR CLASS SHARES                          03/31/03                 03/31/02                 03/31/01
  Net asset value, beginning of period             $1.00                    $1.00                    $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.0093                   0.0180                   0.0357
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.0093)                 (0.0180)                 (0.0357)
  Net asset value, end of period                   $1.00                    $1.00                    $1.00
  TOTAL RETURN++                                   0.93%                    1.82%                    3.63%
                                          =======================  =======================  =======================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $89,289                  $48,022                  $57,017
  Ratio of operating expenses to average
    net assets                                     0.55%                    0.55%                    0.55%
  Ratio of net investment income/(loss)
    to average net assets                          0.88%                    1.68%                    3.58%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                         0.63%                    0.65%                    0.64%

                                                PERIOD ENDED
  INVESTOR CLASS SHARES                           03/31/00*
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0287
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0287)
  Net asset value, end of period                    $1.00
  TOTAL RETURN++                                    2.90%
                                           =======================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)             $64,782
  Ratio of operating expenses to average
    net assets                                     0.55%+
  Ratio of net investment income/(loss)
    to average net assets                          2.94%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                         0.65%+

* Municipal Reserves Investor Class Shares commenced operations on April 12,
1999.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

NATIONS TAX-EXEMPT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR CLASS SHARES                        03/31/03             03/31/02*            03/31/01*            03/31/00*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0089               0.0179               0.0358               0.0298
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0089)             (0.0179)             (0.0358)             (0.0298)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 0.89%                1.81%                3.63%                3.02%
                                          ===================  ===================  ===================  ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $138,285             $210,389             $239,923             $204,150
  Ratio of operating expenses to average
    net assets                                   0.55%                0.55%                0.55%                0.53%
  Ratio of net investment income/(loss)
    to average net assets                        0.78%                1.75%                3.55%                2.97%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.63%                0.68%                0.68%                0.75%

                                               YEAR ENDED
  INVESTOR CLASS SHARES                         03/31/99*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0293
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0293)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  2.97%
                                           ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $259,469
  Ratio of operating expenses to average
    net assets                                  0.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                         2.91%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.90%(a)

* The financial information for the fiscal periods reflect the financial information for Nations Tax Exempt Fund Investor B Shares which were reorganized into Nations Tax-Exempt Reserves Investor Class Shares as of May 10, 2002.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS CALIFORNIA TAX-EXEMPT
RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             YEAR ENDED        YEAR ENDED        YEAR ENDED       PERIOD ENDED      PERIOD ENDED
  INVESTOR CLASS SHARES                       03/31/03          03/31/02          03/31/01          03/31/00         05/14/99*
  Net asset value, beginning of period         $1.00             $1.00             $1.00             $1.00             $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                 0.0081            0.0164            0.0298            0.0223            0.0051
  LESS DISTRIBUTIONS:
  Dividends from net investment income        (0.0081)          (0.0164)          (0.0298)          (0.0223)          (0.0051)
  Net asset value, end of period               $1.00             $1.00             $1.00             $1.00             $1.00
  TOTAL RETURN++                               0.81%             1.65%             3.02%             2.23%             0.50%
                                          ================  ================  ================  ================  ================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)        $360,205          $240,724          $226,491          $284,041          $503,000
  Ratio of operating expenses to average
    net assets                                 0.55%             0.55%             0.55%             0.55%+            0.58%+
  Ratio of net investment income/(loss)
    to average net assets                      0.80%             1.03%             2.98%             2.45%+            2.43%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.62%             0.63%             0.63%             0.63%+            0.62%+

                                              YEAR ENDED
  INVESTOR CLASS SHARES                        02/28/99
  Net asset value, beginning of period          $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0261
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0261)
  Net asset value, end of period                $1.00
  TOTAL RETURN++                                2.64%
                                           ================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $539,000
  Ratio of operating expenses to average
    net assets                                 0.56%(a)
  Ratio of net investment income/(loss)
    to average net assets                       2.61%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.59%(a)

* The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon California Tax-Exempt Money Market Pacific Horizon Shares, which were reorganized into the California Tax-Exempt Reserves Investor Class Shares, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS NEW YORK TAX-EXEMPT
RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           PERIOD ENDED
  INVESTOR CLASS SHARES                                     12/22/02**
  Net asset value, beginning of period                         $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                0.0069
  LESS DISTRIBUTIONS:
  Dividends from net investment income                       (0.0069)
  Net asset value, end of period                               $1.00
  TOTAL RETURN++                                               0.69%
                                          ===============================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                         $--#
  Ratio of operating expenses to average
    net assets                                                0.48%+
  Ratio of net investment income/(loss)
    to average net assets                                     0.92%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                    1.13%+

                                                            PERIOD ENDED
  INVESTOR CLASS SHARES                                       03/31/02*
  Net asset value, beginning of period                          $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                 0.0008
  LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.0008)
  Net asset value, end of period                                $1.00
  TOTAL RETURN++                                                0.08%
                                           ===============================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                           $1
  Ratio of operating expenses to average
    net assets                                                 0.55%+
  Ratio of net investment income/(loss)
    to average net assets                                      0.68%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                     4.86%+

* New York Tax-Exempt Investor Class Shares commenced operations on February 15, 2002.
** Investor Class Shares were fully redeemed on December 22, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Amount represents less than $500.

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

DEBT SECURITY -- when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

EQUITY SECURITY -- an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIRST-TIER SECURITY -- under Rule 2a-7 of the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

GUARANTEED INVESTMENT CONTRACT -- an investment instrument issued by a rated insurance company in return for a payment by an investor.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities. For Nations Treasury Reserves and Nations Government Reserves, money market instruments do not include either commercial paper or municipal securities.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

PARTICIPATION -- a pass-through certificate representing a share in a pool of debt obligations or other instruments.

PASS-THROUGH CERTIFICATE -- securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

PRIVATE ACTIVITY BOND -- a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SPECIAL PURPOSE ISSUER -- an entity organized solely to issue asset-backed securities on a pool of assets it owns.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. TREASURY OBLIGATION -- a debt security issued by the U.S. Treasury.

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

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Where to find more information
(QUESTION MARK GRAPHIC)
You'll find more information about Nations Money Market Funds in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS



      The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Funds and their policies. The
                   SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling 1.800.303.7371.

      Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:
Nations Funds Trust, 811-09645
SVBINVESTOR -- 0803

                Money Market Funds
                ----------------------------------------------------------------
                Prospectus -- Service Class Shares
                August 1, 2003
[NATIONS FUNDS LOGO]

NATIONS CASH RESERVES
NATIONS MONEY MARKET RESERVES
NATIONS TREASURY RESERVES
NATIONS GOVERNMENT RESERVES
NATIONS MUNICIPAL RESERVES
NATIONS TAX-EXEMPT RESERVES
NATIONS CALIFORNIA TAX-EXEMPT RESERVES
NATIONS NEW YORK TAX-EXEMPT RESERVES


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 48.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about some Nations Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Service Class Shares of the Funds. This class of shares is designed primarily for financial institutions and intermediaries for their own accounts, and for certain of their client accounts. Please turn to BUYING, SELLING AND EXCHANGING SHARES for more information about who is eligible to buy this class of shares.

ABOUT THE FUNDS

The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  - you're looking for a relatively low risk investment with stability of principal

  - you have short-term income needs

They may not be suitable for you if:

  - you're looking for higher returns

  - you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
[FILE FOLDER GRAPHIC]

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BACAP IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE ABOUT BACAP STARTING ON PAGE 32.

--------------------------------------------------------------------------------


NATIONS CASH RESERVES                                            4
------------------------------------------------------------------
NATIONS MONEY MARKET RESERVES                                    7
------------------------------------------------------------------
NATIONS TREASURY RESERVES                                       10
------------------------------------------------------------------
NATIONS GOVERNMENT RESERVES                                     13
------------------------------------------------------------------
NATIONS MUNICIPAL RESERVES                                      16
------------------------------------------------------------------
NATIONS TAX-EXEMPT RESERVES                                     19
------------------------------------------------------------------
NATIONS CALIFORNIA TAX-EXEMPT RESERVES                          23
------------------------------------------------------------------
NATIONS NEW YORK TAX-EXEMPT RESERVES                            27
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     30
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       32

About your investment
[DOLLAR SIGN GRAPHIC]

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         34
     How orders are processed                                   36
  How selling and servicing agents are paid                     41
  Distributions and taxes                                       42
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            44
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   48
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS CASH RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 32.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - commercial paper

  - bank obligations

  - short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  - short-term taxable municipal securities

  - repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

--------------------------------------------------------------------------------

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Cash Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Service Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002
               ----     ----     ----
               5.41%    3.18%    0.80%



              *Year-to-date return as of June 30, 2003: 0.13%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD AND 4TH QUARTERS 2000:             1.40%
         WORST: 4TH QUARTER 2002:                     0.13%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         SERVICE CLASS SHARES                                      0.80%     3.33%

      *THE INCEPTION DATE OF SERVICE CLASS SHARES IS APRIL 28, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                            Service Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.15%



         Distribution (12b-1) and shareholder servicing fees             1.00%



         Other expenses                                                  0.11%
                                                                          --------



         Total annual Fund operating expenses                            1.26%



         Fee waivers and/or reimbursements                              (0.06)%
                                                                          --------



         Total net expenses(2)                                           1.20%
                                                                          ========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Service Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         SERVICE CLASS SHARES                    $122     $394      $686      $1,517

NATIONS MONEY MARKET RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 32.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - commercial paper

  - bank obligations

  - short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  - short-term taxable municipal securities

  - repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

--------------------------------------------------------------------------------

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Money Market Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Service Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002
               ----     ----     ----
               5.41%    3.11%    0.72%



              *Year-to-date return as of June 30, 2003: 0.12%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2000:          1.40%
         WORST: 4TH QUARTER 2002:         0.12%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         SERVICE CLASS SHARES                                      0.72%     3.28%




      *THE INCEPTION DATE OF SERVICE CLASS SHARES IS MAY 18, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                            Service Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.15%



         Distribution (12b-1) and shareholder servicing fees             1.00%



         Other expenses                                                  0.11%
                                                                          --------



         Total annual Fund operating expenses                            1.26%



         Fee waivers and/or reimbursements                              (0.06)%
                                                                          --------



         Total net expenses(2)                                           1.20%
                                                                          ========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Service Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         SERVICE CLASS SHARES                    $122     $394      $686      $1,517

NATIONS TREASURY RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S
ADVISER. BACAP'S CASH
INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 32.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - U.S. Treasury obligations

  - repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations and U.S. government obligations

  - obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Treasury Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- Some of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Service Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002
               ----     ----     ----
               5.14%    2.95%    0.68%



              *Year-to-date return as of June 30, 2003: 0.12%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:          1.35%
         WORST: 4TH QUARTER 2002:         0.10%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         SERVICE CLASS SHARES                                      0.68%     3.10%




      *THE INCEPTION DATE OF SERVICE CLASS SHARES IS MAY 17, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                            Service Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.15%



         Distribution (12b-1) and shareholder servicing fees             1.00%



         Other expenses                                                  0.11%
                                                                          --------



         Total annual Fund operating expenses                            1.26%



         Fee waivers and/or reimbursements                              (0.06)%
                                                                          --------



         Total net expenses(2)                                           1.20%
                                                                          ========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Service Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         SERVICE CLASS SHARES                    $122     $394      $686      $1,517

NATIONS GOVERNMENT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 32.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S.
                   government obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily U.S. government obligations and U.S. Treasury obligations, the interest on which is generally free from state income tax.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Government Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Service Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002
               ----     ----     ----
               5.28%    3.02%    0.66%



              *Year-to-date return as of June 30, 2003: 0.12%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD AND 4TH QUARTERS 2000:       1.37%
         WORST: 4TH QUARTER 2002:               0.11%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         SERVICE CLASS SHARES                                      0.66%     3.16%




      *THE INCEPTION DATE OF SERVICE CLASS SHARES IS JUNE 8, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                            Service Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.15%



         Distribution (12b-1) and shareholder servicing fees             1.00%



         Other expenses                                                  0.12%
                                                                          --------



         Total annual Fund operating expenses                            1.27%



         Fee waivers and/or reimbursements                              (0.07)%
                                                                          --------



         Total net expenses(2)                                           1.20%
                                                                          ========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Service Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         SERVICE CLASS SHARES                    $122     $396      $690      $1,528

NATIONS MUNICIPAL RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 32.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may invest all or any portion of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Municipal Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on municipal obligations, which is generally free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state, local and other taxes. Shares of Nations Municipal Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Service Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2001     2002
               ----     ----
               1.66%    0.60%



              *Year-to-date return as of June 30, 2003: 0.13%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST AND 2ND QUARTERS 2001:       0.57%
         WORST: 1ST AND 3RD QUARTERS 2002:      0.14%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         SERVICE CLASS SHARES                                      0.60%     1.74%

      *THE INCEPTION DATE OF SERVICE CLASS SHARES IS JANUARY 21, 2000.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                            Service Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                  0.15%



         Distribution (12b-1) and shareholder servicing fees              1.00%



         Other expenses                                                   0.13%
                                                                           -------



         Total annual Fund operating expenses                             1.28%



         Fee waivers and/or reimbursements                               (0.08)%
                                                                           -------



         Total net expenses(2)                                            1.20%
                                                                           =======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Service Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         SERVICE CLASS SHARES                    $122     $398      $695      $1,538

NATIONS TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 32.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. The Fund normally invests all of its assets in municipal securities which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on municipal obligations, which is generally free from federal income and alternative minimum taxes, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities, or from realized capital gains, is generally subject to federal, state and local taxes. Shares of Nations Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               1.97%    2.47%    3.43%    3.06%    3.22%    2.93%    2.73%    3.58%    2.22%    0.85%



              *Year-to-date return as of June 30, 2003: 0.28%

         BEST: 2ND AND 4TH QUARTERS 2000:            0.94%
         WORST: 1ST AND 3RD QUARTERS 2002:           0.20%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002




                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         INVESTOR A SHARES                       0.85%     2.46%     2.64%      2.86%

      *THE INCEPTION DATE OF INVESTOR A SHARES IS APRIL 5, 1991.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                            Service Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.15%



         Distribution (12b-1) and shareholder servicing fees             1.00%



         Other expenses                                                  0.13%
                                                                          --------



         Total annual Fund operating expenses                            1.28%



         Fee waivers and/or reimbursements                              (0.08)%
                                                                          --------



         Total net expenses(2)                                           1.20%
                                                                          ========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Service Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         SERVICE CLASS SHARES                    $122     $398      $695      $1,538

NATIONS CALIFORNIA TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S
ADVISER. BACAP'S CASH
INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 32.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from California state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and California individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations California Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on California municipal obligations, which is generally free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of Nations California Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

      - STATE SPECIFIC RISK -- State specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. A slow-down in the economy and a drop in revenues from personal income tax on capital gains and stock options caused by the weak performance of the stock market have contributed to an overall decline in the current finances of California and its municipalities. The State projects a deficit of $23.6 billion for fiscal year 2002-03. Further, the State continues to experience significant energy-related challenges and commitments. As of July 1, the State Legislature has not approved a budget for fiscal year 2002-03. It is unclear how the current economic conditions or the energy-situation may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Daily Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----
               2.84%    2.51%    2.26%    2.84%    1.71%    0.66%



              *Year-to-date return as of June 30, 2003: 0.18%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:          0.77%
         WORST: 3RD QUARTER 2002:         0.13%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002




                                                                            LIFE OF
                                                       1 YEAR    5 YEARS     FUND*
         DAILY CLASS SHARES                            0.66%      1.99%      2.16%

      *THE INCEPTION DATE OF DAILY CLASS SHARES IS OCTOBER 2, 1996.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                            Service Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                  0.15%



         Distribution (12b-1) and shareholder servicing fees              1.00%



         Other expenses                                                   0.12%
                                                                           -------



         Total annual Fund operating expenses                             1.27%



         Fee waivers and/or reimbursements                               (0.07)%
                                                                           -------



         Total net expenses(2)                                            1.20%
                                                                           =======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Service Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         SERVICE CLASS SHARES                    $122     $396      $690      $1,528

NATIONS NEW YORK TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 32.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from New York state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest that is free from federal income tax and New York state individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations New York Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most distributions paid by the Fund come from interest on New York municipal obligations, which is generally free from federal income tax and New York State and New York City individual income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of Nations New York Tax-Exempt Reserves would not be a suitable investment for tax-advantaged accounts or tax-exempt investors.

      - STATE SPECIFIC RISK -- State specific risk is the chance that the Fund, because it invests primarily in securities issued by New York State, New York City and New York's other municipalities, is more vulnerable to unfavorable developments in New York than funds that invest in municipal bonds of many different states. Although New York's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity, adverse conditions affecting any one of these industries could have a negative impact on New York municipal securities. Travel and tourism also constitute an important part of the New York State and City economies. The September 11, 2001 terrorist attack on the World Trade Center in New York City has had and is likely to continue to have an adverse effect on all areas of the New York economy. The financial sector activity remains the largest risk to the New York economy and any prolonged downturn in the financial sector could produce sharper declines in both employment and compensation. While the potential economic benefits of the recovery and rebuilding efforts in New York may serve to off-set these losses, a general risk does exist that issuers of municipal securities held by the Fund may not be able to make their timely payments of principal and interest.

(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.


--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                            Service Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.15%



         Distribution (12b-1) and shareholder servicing fees             1.00%



         Other expenses                                                  0.63%
                                                                          --------



         Total annual Fund operating expenses                            1.78%



         Fee waivers and/or reimbursements                              (0.58)%
                                                                          --------



         Total net expenses(2)                                           1.20%
                                                                          ========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Service Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         SERVICE CLASS SHARES                    $122     $504      $910      $2,047

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

      - SPECIAL RULES FOR MONEY MARKET FUNDS -- Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

         - may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

         - must maintain an average dollar-weighted maturity of 90 days or less

         - may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days (except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves)

         - may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities, except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves, which also may invest in second-tier securities.

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy of certain Funds may be changed without shareholder approval by giving the shareholder at least 60 days notice. The 80% Policy of certain other Funds and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

       Each Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a

       Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, distribution, administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - INFORMATION FOR FEDERALLY CHARTERED CREDIT UNIONS -- Shares of Nations Treasury Reserves and Nations Government Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.321.7854 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------


INVESTMENT ADVISER

BACAP is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family including the Money Market Funds described in this prospectus.

BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $195 billion, BACAP acts as investment manager for individuals, corporations, private investment companies and financial institutions. BACAP uses a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP's Cash Investment Team is responsible for making the day-to-day investment decisions for each Fund.

Nations Funds pays BACAP an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

BACAP has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2004. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BACAP will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BACAP can receive, along with the actual advisory fees BACAP and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  NATIONS CASH RESERVES                                       0.15%        0.12%



  NATIONS MONEY MARKET RESERVES                               0.15%        0.12%



  NATIONS TREASURY RESERVES                                   0.15%        0.12%



  NATIONS GOVERNMENT RESERVES                                 0.15%        0.12%



  NATIONS MUNICIPAL RESERVES                                  0.15%        0.12%



  NATIONS TAX-EXEMPT RESERVES                                 0.15%        0.12%



  NATIONS CALIFORNIA TAX-EXEMPT RESERVES                      0.15%        0.12%



  NATIONS NEW YORK TAX-EXEMPT RESERVES                        0.15%        0.00%

INVESTMENT SUB-ADVISER

Nations Funds and BACAP may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BACAP retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BACAP may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. BACAP and the Funds have applied for relief from the SEC to permit the Funds to act on many of BACAP's recommendations with approval only by the Board and not by Fund shareholders. BACAP or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BACAP Advisors and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

BACAP DISTRIBUTORS, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------


The Funds are distributed by BACAP Distributors, LLC (BACAP Distributors), a registered broker/dealer. BACAP Distributors may pay distribution (12b-1) and shareholder servicing fees and/or other compensation to companies for selling shares and providing services to investors.

BACAP Distributors is also administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay BACAP Distributors a fee of 0.10% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

--------------------------------------------------------------------------------

PFPC INC.

400 BELLEVUE PARKWAY
WILMINGTON, DELAWARE 19809

--------------------------------------------------------------------------------


PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares
(BUYING, SELLING, TRANSFERRING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Service Class Shares of the Funds. Here are some general rules about this class of shares:

  - Service Class Shares are available through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other similar services (Cash Management Services). This share class is primarily intended for use in connection with specific Cash Management Services programs. This class of shares may be offered by:

    - Bank of America and certain of its affiliates

    - certain other financial intermediaries.

  - The minimum initial investment is $1,000. There is no minimum for additional investments.

  - The minimum initial investment is $100 using the Systematic Investment Plan. The minimum for additional investments under this plan is $100.

  - There are no sales charges for buying, selling or exchanging these shares.

  - Please contact your investment professional for more information about the availability of this share class.

You'll find more information about buying, selling and exchanging Service Class Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum          minimum initial investment:                There is no limit to the amount you can
                                         - $1,000                                   invest in Service Class Shares.
                                         minimum additional investment:
                                         - none

                  Using our              minimum initial investment:                You can buy shares twice a month,
                  Systematic             - $100                                     monthly or quarterly, using automatic
                  Investment Plan        minimum additional investment:             transfers from your bank account.
                                         - $100

Selling shares    In a lump sum          - you can sell up to $50,000 of your       We usually send you the sale proceeds
                                         shares by telephone, otherwise there       on the same day that we receive your
                                           are no limits to the amount you can      order.
                                           sell
                                         - other restrictions may apply to          If you paid for your shares with a
                                           withdrawals from retirement plan         check that wasn't certified, we'll hold
                                           accounts                                 the sale proceeds when you sell those
                                                                                    shares for at least 15 days after the
                                                                                    trade date of the purchase, or until
                                                                                    the check has cleared, whichever is
                                                                                    later.

                  Using our free         - minimum $250 per check                   You can write checks for free. You can
                  checkwriting                                                      only use checks to make partial
                  service                                                           withdrawals from a Fund. You can't use
                                                                                    a check to make a full withdrawal from
                                                                                    a Fund.
                  Using our Automatic    - minimum $25 per withdrawal               Your account balance must be at least
                  Withdrawal Plan                                                   $10,000 to set up the plan. You can
                                                                                    make withdrawals twice a month,
                                                                                    monthly, quarterly, bi-annually or
                                                                                    annually. We'll send your money by
                                                                                    check or deposit it directly to your
                                                                                    bank account.

Exchanging        In a lump sum          - minimum $1,000 per exchange              You can exchange Service Class shares
  shares                                                                            of a Fund for Service Class Shares of
                                                                                    any other Nations Money Market Fund.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 5:00 p.m. Eastern time each business day for each share class of Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

  - 2:30 p.m. Eastern time each business day for each share class of Nations Government Reserves

  - 12:00 noon Eastern time each business day for each share class of Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time each business day for each share class of Nations California Tax-Exempt Reserves and class of Nations New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  - 5:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves, except:

     - Orders must be received for Nations Cash Reserves by 3:00 p.m. Eastern time on the last business day of the calendar year

     - Orders must be received for Nations Money Market Reserves by 3:00 p.m. Eastern time on business days that precede the national holidays observed by the Fund

     - Orders must be received for Nations Treasury Reserves by 3:00 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by the Fund

  - 2:30 p.m. Eastern time for Nations Government Reserves

  - 12:00 noon Eastern time for Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Service Class Shares at net asset value per share.

        - We must receive payment by the following times on the business day BACAP Distributors, PFPC or their agents receive the order (unless the Fund closes early):

           - 5:30 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves, except:

             - Payment must be received for Nations Cash Reserves by 4:00 p.m.
               Eastern time on the last business day of the calendar year

             - Payment must be received for Nations Money Market Reserves by
               4:00 p.m. Eastern time on business days that precede the national holidays observed by this Fund

             - Payment must be received for Nations Treasury Reserves by 4:00
               p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by this Fund

           - 4:00 p.m. Eastern time for Nations Government Reserves, Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves.

             If we receive payment after these times, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change these times under certain circumstances, for example, when there's more wiring activity than normal.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.
        - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $100 or more using automatic transfers from your bank account to the Funds you choose. You can contact your financial adviser or us to set up the plan.

Here's how the plan works:

  - You can buy shares twice a month, monthly or quarterly.

  - You can choose to have us transfer your money on or about the 15th or the last day of the month.

  - Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your financial adviser.

--------------------------------------------------------------------------------




 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------



(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We normally send the sale proceeds by Fedwire on the same business day that BACAP Distributors, PFPC or their agents receive your order.

        - You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Nations Treasury Reserves).

        - We can delay payment of the sale proceeds of Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves or Nations Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - We can delay payment of the sale proceeds of Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Nations New York Tax-Exempt Reserves for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 30 days notice in writing if we're going to do this

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you

        - under certain other circumstances allowed under the 1940 Act

CHECKWRITING SERVICE
You can withdraw money from the Funds using our free checkwriting service. You can contact your financial adviser or us to set up the service.

Here's how the service works:

  - Each check you write must be for $250 or more.

  - You can only use checks to make partial withdrawals. You can't use a check to make a full withdrawal of the shares you hold in a Fund.

  - Shares you sell by writing a check are eligible to receive distributions up to the day our custodian receives the check for payment.

  - We can change or cancel the service by giving you 30 days notice in writing.

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your financial adviser or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $10,000 to set up the plan.

  - If you set up the plan after you've opened your account, your signature must be guaranteed.

  - You can choose to have us transfer your money on or about the 10th or the 25th of the month.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your financial adviser or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(EXCHANGING SHARES EXCHANGING SHARES
  GRAPHIC)

      You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can exchange Service Class Shares of a Fund for Service Class Shares of any other Nations Money Market Fund.

        - You must exchange at least $1,000 at a time.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

How selling and servicing agents are paid
[PERCENT GRAPHIC]

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 OF THE 1940 ACT.

THE SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

BACAP Distributors and selling and servicing agents are compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

BACAP Distributors may be reimbursed for distribution-related expenses up to an annual maximum of 0.75% of the average daily net assets of Service Class Shares of the Funds, some or all of which may be paid to selling agents.

Servicing agents may receive a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Service Class Shares of the Funds.

Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Funds pay these fees to BACAP Distributors and/or to eligible selling and servicing agents and financial institutions, including BACAP or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:

  - a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  - an additional amount of up to 0.75% of the net asset value per share on all sales of Service Class Shares

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

This compensation, which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, BACAP Distributors sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BACAP Distributors and BACAP, and certain other selling or servicing agents. Selected selling and servicing agents may also receive compensation for opening a minimum number of accounts. BACAP Distributors may cancel any compensation program at any time.

BACAP and BACAP Distributors may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

Distributions and taxes
[TAXES GRAPHIC]

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and any net short-term capital gain generally are taxable to you as ordinary income. Although the Funds do not expect to realize any capital gain, any distributions of net long-term capital gain generally are taxable to you as long-term capital gain.

In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income. Fund distributions also will not qualify for recently enacted reductions in federal income taxation of dividends payable to individuals from domestic and certain foreign corporations.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

NATIONS MUNICIPAL RESERVES, NATIONS TAX-EXEMPT RESERVES, NATIONS CALIFORNIA TAX-EXEMPT RESERVES, NATIONS NEW YORK TAX-EXEMPT RESERVES

In general, you will not be subject to federal income tax on distributions from Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves of their tax-exempt interest income. Distributions from Nations California Tax-Exempt Reserves of its interest income from California municipal securities will not be subject to California state individual income tax. Distributions from Nations New York Tax-Exempt Reserves of its interest income from New York municipal securities will not be subject to New York State and New York City individual income tax. Distributions from these Funds, however, may be subject to state, local and other taxes.

Although these Funds do not intend to earn any taxable income or capital gain, any distributions of such income or capital gain generally are subject to tax.

A portion of the distributions from Nations Municipal Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves may also be subject to alternative minimum taxes.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records
  - the IRS informs us that you are otherwise subject to backup withholding The IRS may also impose penalties against you if you don't give us a correct TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

Financial highlights
[DOLLAR GRAPHIC]

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested. Financial highlights for Service Class Shares of Nations Tax-Exempt Reserves and Nations California Tax-Exempt Reserves are not provided because this class of shares for these Funds had not yet commenced operations during the period indicated.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS CASH RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED               YEAR ENDED               YEAR ENDED
  SERVICE CLASS SHARES                           03/31/03                 03/31/02                 03/31/01
  Net asset value, beginning of period             $1.00                    $1.00                    $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.0061                   0.0220                   0.0528
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.0061)                 (0.0220)                 (0.0528)
  Net asset value, end of period                   $1.00                    $1.00                    $1.00
  TOTAL RETURN++                                   0.62%                    2.22%                    5.41%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $761,802                $1,037,281                $913,512
  Ratio of operating expenses to average
    net assets                                  1.20%(a)(b)              1.20%(a)(b)               1.20%(a)
  Ratio of net investment income/(loss)
    to average net assets                          0.62%                    1.92%                    5.22%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.26%(a)                 1.27%(a)                 1.27%(a)

                                                PERIOD ENDED
  SERVICE CLASS SHARES                            03/31/00*
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0404
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0404)
  Net asset value, end of period                    $1.00
  TOTAL RETURN++                                    4.11%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $512,318
  Ratio of operating expenses to average
    net assets                                  1.20%+(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                          4.37%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.29%+(a)

* Cash Reserves Service Class Shares commenced operations on April 28, 1999.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MONEY MARKET RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED               YEAR ENDED               YEAR ENDED
  SERVICE CLASS SHARES                           03/31/03                 03/31/02                 03/31/01
  Net asset value, beginning of period             $1.00                    $1.00                    $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.0056                   0.0211                   0.0525
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.0056)                 (0.0211)                 (0.0525)
  Net asset value, end of period                   $1.00                    $1.00                    $1.00
  TOTAL RETURN++                                   0.56%                    2.13%                    5.38%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $118,713                 $139,024                 $203,160
  Ratio of operating expenses to average
    net assets                                  1.19%(a)(b)               1.20%(a)                1.20%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                          0.55%                    1.85%                    5.19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.26%(a)                 1.28%(a)                 1.27%(a)

                                                PERIOD ENDED
  SERVICE CLASS SHARES                            03/31/00*
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0386
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0386)
  Net asset value, end of period                    $1.00
  TOTAL RETURN++                                    3.93%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)             $80,500
  Ratio of operating expenses to average
    net assets                                  1.20%+(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                          4.64%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.33%+(a)

* Money Market Reserves Service Class Shares commenced operations on May 18,
1999.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TREASURY RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED               YEAR ENDED               YEAR ENDED
  SERVICE CLASS SHARES                           03/31/03                 03/31/02                 03/31/01
  Net asset value, beginning of period             $1.00                    $1.00                    $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.0051                   0.0202                   0.0503
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.0051)                 (0.0202)                 (0.0503)
  Net asset value, end of period                   $1.00                    $1.00                    $1.00
  TOTAL RETURN++                                   0.52%                    2.04%                    5.14%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $292,215                 $330,420                 $343,240
  Ratio of operating expenses to average
    net assets                                   1.19%(a)                 1.20%(a)                1.20%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                          0.53%                    1.81%                    4.99%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.26%(a)                 1.27%(a)                 1.27%(a)

                                                PERIOD ENDED
  SERVICE CLASS SHARES                            03/31/00*
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0358
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0358)
  Net asset value, end of period                    $1.00
  TOTAL RETURN++                                    3.63%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $244,035
  Ratio of operating expenses to average
    net assets                                  1.20%+(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                          4.06%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.28%+(a)

* Treasury Reserves Service Class Shares commenced operations on May 17, 1999.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS GOVERNMENT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED               YEAR ENDED               YEAR ENDED
  SERVICE CLASS SHARES                           03/31/03                 03/31/02                 03/31/01
  Net asset value, beginning of period             $1.00                    $1.00                    $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.0052                   0.0203                   0.0515
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.0052)                 (0.0203)                 (0.0515)
  Net asset value, end of period                   $1.00                    $1.00                    $1.00
  TOTAL RETURN++                                   0.52%                    2.05%                    5.27%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $36,006                  $36,505                  $26,001
  Ratio of operating expenses to average
    net assets                                   1.19%(a)                 1.20%(a)                1.20%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                          0.49%                    1.70%                    5.06%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.27%(a)                 1.28%(a)                 1.29%(a)

                                                PERIOD ENDED
  SERVICE CLASS SHARES                            03/31/00*
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0348
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0348)
  Net asset value, end of period                    $1.00
  TOTAL RETURN++                                    3.53%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)             $10,000
  Ratio of operating expenses to average
    net assets                                  1.20%+(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                          4.26%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.29%+(a)

* Government Reserves Service Class Shares commenced operations on June 8, 1999. + Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MUNICIPAL RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED               YEAR ENDED               YEAR ENDED
  SERVICE CLASS SHARES                           03/31/03                 03/31/02                 03/31/01
  Net asset value, beginning of period             $1.00                    $1.00                    $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.0052                   0.0123                   0.0292
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.0052)                 (0.0123)                 (0.0292)
  Net asset value, end of period                   $1.00                    $1.00                    $1.00
  TOTAL RETURN++                                   0.52%                    1.24%                    2.96%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $14,001                  $15,001                  $10,000
  Ratio of operating expenses to average
    net assets                                     0.96%                    1.16%                    1.20%
  Ratio of net investment income/(loss)
    to average net assets                          0.47%                    1.03%                    2.93%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                         1.28%                    1.30%                    1.29%

                                                PERIOD ENDED
  SERVICE CLASS SHARES                            03/31/00*
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0048
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0048)
  Net asset value, end of period                    $1.00
  TOTAL RETURN++                                    0.48%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)             $1,000
  Ratio of operating expenses to average
    net assets                                     1.20%+
  Ratio of net investment income/(loss)
    to average net assets                          2.29%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                         1.30%+

* Municipal Reserves Service Class Shares commenced operations on January 21, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

NATIONS NEW YORK TAX-EXEMPT
RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           PERIOD ENDED
  SERVICE CLASS SHARES                                      12/22/02**
  Net asset value, beginning of period                         $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                0.0018
  LESS DISTRIBUTIONS:
  Dividends from net investment income                       (0.0018)
  Net asset value, end of period                               $1.00
  TOTAL RETURN++                                               0.18%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                         $--##
  Ratio of operating expenses to average
    net assets                                                1.13%+
  Ratio of net investment income/(loss)
    to average net assets                                     0.27%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                    1.78%+

                                                            PERIOD ENDED
  SERVICE CLASS SHARES                                        03/31/02*
  Net asset value, beginning of period                          $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                 0.0000#
  LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.0000)#
  Net asset value, end of period                                $1.00
  TOTAL RETURN++                                               0.00%#
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                           $1
  Ratio of operating expenses to average
    net assets                                                 1.20%+
  Ratio of net investment income/(loss)
    to average net assets                                      0.03%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                     5.51%+

* New York Tax-Exempt Reserves Service Class Shares commenced operations on February 15, 2002.
** Service Class Shares were fully redeemed on December 22, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Amount represents less than $0.0001 or 0.01%, as applicable.
## Amount represents less than $500.

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

DEBT SECURITY -- when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

EQUITY SECURITY -- an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIRST-TIER SECURITY -- under Rule 2a-7 of the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

GUARANTEED INVESTMENT CONTRACT -- an investment instrument issued by a rated insurance company in return for a payment by an investor.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities. For Nations Treasury Reserves and Nations Government Reserves, money market instruments do not include either commercial paper or municipal securities.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

PARTICIPATION -- a pass-through certificate representing a share in a pool of debt obligations or other instruments.

PASS-THROUGH CERTIFICATE -- securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

PRIVATE ACTIVITY BOND -- a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SPECIAL PURPOSE ISSUER -- an entity organized solely to issue asset-backed securities on a pool of assets it owns.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. TREASURY OBLIGATION -- a debt security issued by the U.S. Treasury.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Where to find more information
(QUESTION MARK)
You'll find more information about Nations Money Market Funds in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS



      The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Funds and their policies. The
                   SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations
      Funds:

      By telephone: 1.800.626.2275 (Institutional Investors)
                    1.800.321.7854 (Individual Investors)

      By mail:
      NATIONS FUNDS
      C/O BACAP DISTRIBUTORS, LLC
      ONE BANK OF AMERICA PLAZA
      33RD FLOOR
      CHARLOTTE, NC 28255

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


SEC file number:
Nations Funds Trust, 811-09645
SERVICE-0803


                                                            (NATIONS FUNDS LOGO)

                Money Market Funds
                ----------------------------------------------------------------
                Prospectus -- Trust Class Shares
                August 1, 2003
(NATIONS FUNDS LOGO)

NATIONS CASH RESERVES
NATIONS MONEY MARKET RESERVES
NATIONS TREASURY RESERVES
NATIONS GOVERNMENT RESERVES
NATIONS MUNICIPAL RESERVES
NATIONS TAX-EXEMPT RESERVES
NATIONS CALIFORNIA TAX-EXEMPT RESERVES
NATIONS NEW YORK TAX-EXEMPT RESERVES


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 47.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about some Nations Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Trust Class Shares of the Funds. This class of shares is designed primarily for financial institutions and intermediaries for their own accounts, and for certain of their client accounts for which they act as fiduciary, agent or custodian. Please turn to BUYING, SELLING AND EXCHANGING SHARES for more information about who is eligible to buy this class of shares.

ABOUT THE FUNDS

The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  - you're looking for a relatively low risk investment with stability of principal

  - you have short-term income needs

They may not be suitable for you if:

  - you're looking for higher returns

  - you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BACAP IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE ABOUT BACAP STARTING ON PAGE 32.

--------------------------------------------------------------------------------


NATIONS CASH RESERVES                                            4
------------------------------------------------------------------
NATIONS MONEY MARKET RESERVES                                    7
------------------------------------------------------------------
NATIONS TREASURY RESERVES                                       10
------------------------------------------------------------------
NATIONS GOVERNMENT RESERVES                                     13
------------------------------------------------------------------
NATIONS MUNICIPAL RESERVES                                      16
------------------------------------------------------------------
NATIONS TAX-EXEMPT RESERVES                                     20
------------------------------------------------------------------
NATIONS CALIFORNIA TAX-EXEMPT RESERVES                          23
------------------------------------------------------------------
NATIONS NEW YORK TAX-EXEMPT RESERVES                            27
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     30
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       32

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         34
      How orders are processed                                  35
  Shareholder administration fees                               39
  Distributions and taxes                                       40
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            42
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   47
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS CASH RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 32.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


[TARGET GRAPHIC]   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

[COMPASS GRAPHIC]  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - commercial paper

  - bank obligations

  - short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  - short-term taxable municipal securities

  - repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


[LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC]         Nations Cash Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


[BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC]         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Trust Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002
               ----     ----     ----
               6.36%    4.12%    1.71%



              *Year-to-date return as of June 30, 2003: 0.55%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD AND 4TH QUARTERS 2000:       1.63%
         WORST: 4TH QUARTER 2002:               0.36%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         TRUST CLASS SHARES                                        1.71%     4.25%

      *THE INCEPTION DATE OF TRUST CLASS SHARES IS MAY 17, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


[PERCENT GRAPHIC]  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Trust Class
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                 none



         Maximum deferred sales charge (load)                             none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                   0.15%



         Shareholder administration fees                                   0.10%



         Other expenses                                                    0.11%
                                                                            ------



         Total annual Fund operating expenses                              0.36%



         Fee waivers and/or reimbursements                                (0.06)%
                                                                            ------



         Total net expenses(2)                                             0.30%
                                                                            ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Trust Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         TRUST CLASS SHARES                      $31      $110      $196       $450

NATIONS MONEY MARKET RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 32.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - commercial paper

  - bank obligations

  - short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  - short-term taxable municipal securities

  - repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Money Market Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Trust Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2001     2002
               ----     ----
               4.04%    1.63%



              *Year-to-date return as of June 30, 2003: 0.53%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 2001:          1.41%
         WORST: 4TH QUARTER 2002:         0.35%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         TRUST CLASS SHARES                                        1.63%     3.84%

      *THE INCEPTION DATE OF TRUST CLASS SHARES IS MARCH 22, 2000.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Trust Class
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                 none



         Maximum deferred sales charge (load)                             none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                  0.15%



         Shareholder administration fees                                  0.10%



         Other expenses                                                   0.11%
                                                                           -------



         Total annual Fund operating expenses                             0.36%



         Fee waivers and/or reimbursements                               (0.06)%
                                                                           -------



         Total net expenses(2)                                            0.30%
                                                                           =======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Trust Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         TRUST CLASS SHARES                      $31      $110      $196       $450

NATIONS TREASURY RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S
ADVISER. BACAP'S CASH
INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 32.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONER'S APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


[TARGET GRAPHIC]   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

[COMPASS GRAPHIC]  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - U.S. Treasury obligations

  - repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations and U.S. government obligations

  - obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


[LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC]         Nations Treasury Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- Some of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


[BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC]         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*




      The bar chart shows you how the performance of the Fund's Trust Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002
               ----     ----     ----
               6.09%    3.88%    1.59%



              *Year-to-date return as of June 30, 2003: 0.52%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:          1.58%
         WORST: 4TH QUARTER 2002:         0.33%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         TRUST CLASS SHARES                                        1.59%     4.02%

      *THE INCEPTION DATE OF TRUST CLASS SHARES IS MAY 17, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


[PERCENT GRAPHIC]  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Trust Class
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                 none



         Maximum deferred sales charge (load)                             none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                   0.15%



         Shareholder administration fees                                   0.10%



         Other expenses                                                    0.11%
                                                                            ------



         Total annual Fund operating expenses                              0.36%



         Fee waivers and/or reimbursements                                (0.06)%
                                                                            ------



         Total net expenses(2)                                             0.30%
                                                                            ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Trust Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         TRUST CLASS SHARES                      $31      $110      $196       $450

NATIONS GOVERNMENT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 32.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S.
                   government obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily U.S. government obligations and U.S. Treasury obligations, the interest on which is generally free from state income tax.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Government Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*




      The bar chart shows you how the performance of the Fund's Trust Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002
               ----     ----     ----
               6.23%    3.95%    1.57%



              *Year-to-date return as of June 30, 2003: 0.53%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD AND 4TH QUARTERS 2000:            1.60%
         WORST: 4TH QUARTER 2002:                    0.34%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         TRUST CLASS SHARES                                        1.57%     4.09%

      *THE INCEPTION DATE OF TRUST CLASS SHARES IS MAY 17, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Trust Class
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                 none



         Maximum deferred sales charge (load)                             none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                  0.15%



         Shareholder administration fees                                  0.10%



         Other expenses                                                   0.12%
                                                                           -------



         Total annual Fund operating expenses                             0.37%



         Fee waivers and/or reimbursements                               (0.07)%
                                                                           -------



         Total net expenses(2)                                            0.30%
                                                                           =======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Trust Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         TRUST CLASS SHARES                      $31      $112      $201       $461

NATIONS MUNICIPAL RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 32.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may invest all or any portion of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Municipal Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on municipal obligations, which is generally free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state, local and other taxes. Shares of Nations Municipal Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Trust Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002
               ----     ----     ----
               3.93%    2.57%    1.26%



              *Year-to-date return as of June 30, 2003: 0.47%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                1.03%
         WORST: 1ST AND 3RD QUARTERS 2002:      0.30%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         TRUST CLASS SHARES                                        1.26%     2.68%

      *THE INCEPTION DATE OF TRUST CLASS SHARES IS MAY 17, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Trust Class
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                 none



         Maximum deferred sales charge (load)                             none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                  0.15%



         Shareholder administration fees                                  0.10%



         Other expenses                                                   0.13%
                                                                           -------



         Total annual Fund operating expenses                             0.38%



         Fee waivers and/or reimbursements                               (0.08)%
                                                                           -------



         Total net expenses(2)                                            0.30%
                                                                           =======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Trust Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         TRUST CLASS SHARES                      $31      $114      $205       $473

NATIONS TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 32.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. The Fund normally invests all of its assets in municipal securities which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on municipal obligations, which is generally free from federal income and alternative minimum taxes, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities, or from realized capital gains, is generally subject to federal, state and local taxes. Shares of Nations Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*




      The bar chart shows you how the performance of the Fund's Trust Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               2.24%    2.71%    3.71%    3.31%    3.49%    3.29%    3.09%    3.94%    2.57%    1.20%



              *Year-to-date return as of June 30, 2003: 0.45%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2000:                   1.03%
         WORST: 1ST QUARTER 2002:                  0.28%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002




                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         TRUST CLASS SHARES                      1.20%     2.28%     2.95%      3.52%




      *THE INCEPTION DATE OF TRUST CLASS SHARES IS MARCH 14, 1988.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Trust Class
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                 none



         Maximum deferred sales charge (load)                             none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                  0.15%



         Shareholder administration fees                                  0.10%



         Other expenses                                                   0.13%
                                                                           -------



         Total annual Fund operating expenses                             0.38%



         Fee waivers and/or reimbursements                               (0.08)%
                                                                           -------



         Total net expenses(2)                                            0.30%
                                                                           =======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

         - you invest $10,000 in Trust Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         - you reinvest all dividends and distributions in the Fund

         - your investment has a 5% return each year

         - the Fund's operating expenses remain the same as shown in the table above

         - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         TRUST CLASS SHARES                      $31      $114      $205       $473

NATIONS CALIFORNIA TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 32.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from California state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and California individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations California Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on California municipal obligations, which is generally free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of Nations California Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

      - STATE SPECIFIC RISK -- State specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. A slow-down in the economy and a drop in revenues from personal income tax on capital gains and stock options caused by the weak performance of the stock market have contributed to an overall decline in the current finances of California and its municipalities. The State projects a deficit of $23.6 billion for fiscal year 2002-03. Further, the State continues to experience significant energy-related challenges and commitments. As of July 1, the State Legislature has not approved a budget for fiscal year 2002-03. It is unclear how the current economic conditions or the energy-situation may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Trust Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002
               ----     ----     ----
               3.35%    2.22%    1.16%



              *Year-to-date return as of June 30, 2003: 0.43%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND AND 4TH QUARTERS 2000:       0.89%
         WORST: 3RD QUARTER 2002:               0.26%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         TRUST CLASS SHARES                                        1.16%     2.34%




      *THE INCEPTION DATE OF TRUST CLASS SHARES IS MAY 24, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Trust Class
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                 none



         Maximum deferred sales charge (load)                             none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                  0.15%



         Shareholder administration fees                                  0.10%



         Other expenses                                                   0.12%
                                                                           -------



         Total annual Fund operating expenses                             0.37%



         Fee waivers and/or reimbursements                               (0.07)%
                                                                           -------



         Total net expenses(2)                                            0.30%
                                                                           =======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Trust Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         TRUST CLASS SHARES                      $31      $112      $201       $461

NATIONS NEW YORK TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S
ADVISER. BACAP'S CASH
INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 32.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from New York state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest that is free from federal income tax and New York state individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations New York Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most distributions paid by the Fund come from interest on New York municipal obligations, which is generally free from federal income tax and New York State and New York City individual income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of Nations New York Tax-Exempt Reserves would not be a suitable investment for tax-advantaged accounts or tax-exempt investors.

      - STATE SPECIFIC RISK -- State specific risk is the chance that the Fund, because it invests primarily in securities issued by New York State, New York City and New York's other municipalities, is more vulnerable to unfavorable developments in New York than funds that invest in municipal bonds of many different states. Although New York's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity, adverse conditions affecting any one of these industries could have a negative impact on New York municipal securities. Travel and tourism also constitute an important part of the New York State and City economies. The September 11, 2001 terrorist attack on the World Trade Center in New York City has had and is likely to continue to have an adverse effect on all areas of the New York economy. The financial sector activity remains the largest risk to the New York economy and any prolonged downturn in the financial sector could produce sharper declines in both employment and compensation. While the potential economic benefits of the recovery and rebuilding efforts in New York may serve to off-set these losses, a general risk does exist that issuers of municipal securities held by the Fund may not be able to make their timely payments of principal and interest.

(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.


--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Trust Class
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                 none



         Maximum deferred sales charge (load)                             none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                  0.15%



         Shareholder administration fees                                  0.10%



         Other expenses                                                   0.63%
                                                                           -------



         Total annual Fund operating expenses                             0.88%



         Fee waivers and/or reimbursements                               (0.58)%
                                                                           -------



         Total net expenses(2)                                            0.30%
                                                                           =======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Trust Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         TRUST CLASS SHARES                      $31      $223      $431      $1,031

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

      - SPECIAL RULES FOR MONEY MARKET FUNDS -- Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

         - may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

         - must maintain an average dollar-weighted maturity of 90 days or less

         - may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days (except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves)

         - may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities, except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves, which also may invest in second-tier securities.

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy of certain Funds may be changed without shareholder approval by giving the shareholder at least 60 days notice. The 80% Policy of certain other Funds and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, distribution, administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - INFORMATION FOR FEDERALLY CHARTERED CREDIT UNIONS -- Shares of Nations Treasury Reserves and Nations Government Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.321.7854 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------


INVESTMENT ADVISER

BACAP is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Money Market Funds described in this prospectus.

BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $195 billion, BACAP acts as investment manager for individuals, corporations, private investment companies and financial institutions. BACAP uses a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP's Cash Investment Team is responsible for making the day-to-day investment decisions for each Fund.

Nations Funds pays BACAP an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

BACAP has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2004. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BACAP will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BACAP can receive, along with the actual advisory fees BACAP and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  NATIONS CASH RESERVES                                       0.15%        0.12%



  NATIONS MONEY MARKET RESERVES                               0.15%        0.12%



  NATIONS TREASURY RESERVES                                   0.15%        0.12%



  NATIONS GOVERNMENT RESERVES                                 0.15%        0.12%



  NATIONS MUNICIPAL RESERVES                                  0.15%        0.12%



  NATIONS TAX-EXEMPT RESERVES                                 0.15%        0.12%



  NATIONS CALIFORNIA TAX-EXEMPT RESERVES                      0.15%        0.12%



  NATIONS NEW YORK TAX-EXEMPT RESERVES                        0.15%        0.00%

INVESTMENT SUB-ADVISER

Nations Funds and BACAP may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BACAP retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BACAP may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. BACAP and the Funds have applied for relief from the SEC to permit the Funds to act on many of BACAP's recommendations with approval only by the Board and not by Fund shareholders. BACAP or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BACAP and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

--------------------------------------------------------------------------------

BACAP DISTRIBUTORS, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------

OTHER SERVICE PROVIDERS

The Funds are distributed by BACAP Distributors, LLC (BACAP Distributors), a registered broker/dealer.

BACAP Distributors is also administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay BACAP Distributors a fee of 0.10% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly. The Funds also pay shareholder administration fees to BACAP Distributors or financial institutions for providing services to investors.

--------------------------------------------------------------------------------

PFPC INC.

400 BELLEVUE PARKWAY
WILMINGTON, DELAWARE 19809

--------------------------------------------------------------------------------

PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares
(BUYING, SELLING, TRANSFERRING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Trust Class Shares of the Funds. Here are some general rules about this class of shares:

  - Trust Class Shares are available to certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they act as a fiduciary, agent or custodian. These include:

     - Bank of America and certain of its affiliates

     - certain other financial institutions and intermediaries, including financial planners and investment advisers

     - institutional investors

     - charitable foundations

     - endowments

     - other funds in the Nations Funds Family.

  - The minimum initial investment is $250,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Trust Class Shares.

  - There is no minimum amount for additional investments.

  - There are no sales charges for buying, selling or exchanging these shares.

   You'll find more information about buying, selling and exchanging Trust Class Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

   The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 5:00 p.m. Eastern time each business day for each share class of Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

  - 2:30 p.m. Eastern time each business day for each share class of Nations Government Reserves

  - 12:00 noon Eastern time each business day for each share class of Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time each business day for each share class of Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  - 5:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves, except:

     - Orders must be received for Nations Cash Reserves by 3:00 p.m. Eastern time on the last business day of the calendar year

     - Orders must be received for Nations Money Market Reserves by 3:00 p.m. Eastern time on business days that precede the national holidays observed by the Fund

     - Orders must be received for Nations Treasury Reserves by 3:00 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by the Fund

  - 2:30 p.m. Eastern time for Nations Government Reserves

  - 12:00 noon Eastern time for Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Trust Class Shares at net asset value per share.

        - We must receive payment by the following times on the business day BACAP Distributors, PFPC or their agents receive the order (unless the Fund closes early):

           - 5:30 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves, except:

              - Payment must be received for Nations Cash Reserves by 4:00 p.m.
                Eastern time on the last business day of the calendar year

              - Payment must be received for Nations Money Market Reserves by
                4:00 p.m. Eastern time on business days that precede the national holidays observed by this Fund

              - Payment must be received for Nations Treasury Reserves by 4:00
                p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by this Fund

           - 4:00 p.m. Eastern time for Nations Government Reserves, Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

             If we receive payment after these times, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change these times under certain circumstances, for example, when there's more wiring activity than normal.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.


(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We normally send the sale proceeds by Fedwire on the same business day that BACAP Distributors, PFPC or their agents receive your order.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Nations Treasury Reserves).

        - We can delay payment of the sale proceeds of Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves or Nations Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - We can delay payment of the sale proceeds of Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Nations New York Tax-Exempt Reserves for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 30 days notice in writing if we're going to do this

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you

        - under certain other circumstances allowed under the 1940 Act

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------


(EXCHANGING SHARES     EXCHANGING SHARES
  GRAPHIC)

      You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can exchange Trust Class Shares of a Fund for:

              - Primary A shares of all other Nations Funds, except Nations
                Money Market Funds

              - Trust Class Shares of Nations Money Market Funds.

        - You must exchange at least $250,000 at a time.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

Shareholder administration fees
(PERCENT GRAPHIC)

--------------------------------------------------------------------------------

FINANCIAL INSTITUTIONS AND INTERMEDIARIES MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


BACAP, its affiliates and/or other financial institutions and intermediaries may receive a maximum annual shareholder administration fee of 0.10% of the average daily net assets of Trust Class Shares of the Funds under a shareholder administration plan.

Fees are calculated daily and paid monthly. Because these fees are paid out of the Fund's assets on an ongoing basis, over time, they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Funds pay these fees to eligible financial institutions and intermediaries for as long as the plan continues. We may reduce or discontinue payments at any time.

BACAP and BACAP Distributors may pay amounts from their own assets to servicing agents of the Funds for services they provide.

Distributions and taxes
(TAX DOLLARS GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and any net short-term capital gain generally are taxable to you as ordinary income. Although the Funds do not expect to realize any capital gain, any distributions of net long-term capital gain generally are taxable to you as long-term capital gain.

In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income. Fund distributions also will not qualify for recently enacted reductions in federal income taxation of dividends payable to individuals from domestic and certain foreign corporations.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

NATIONS MUNICIPAL RESERVES, NATIONS TAX-EXEMPT RESERVES, NATIONS CALIFORNIA TAX-EXEMPT RESERVES, NATIONS NEW YORK TAX-EXEMPT RESERVES

In general, you will not be subject to federal income tax on distributions from Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves of their tax-exempt interest income. Distributions from Nations California Tax-Exempt Reserves of its interest income from California municipal securities will not be subject to California state individual income tax. Distributions from Nations New York Tax-Exempt Reserves of its interest income from New York municipal securities will not be subject to New York State and New York City individual income tax. Distributions from these Funds, however, may be subject to state, local and other taxes.

Although these Funds do not intend to earn any taxable income or capital gain, any distributions of such income or capital gain generally are subject to tax.

A portion of the distributions from Nations Municipal Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves may also be subject to alternative minimum taxes.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

Financial highlights
(FINANCIAL HIGHLIGHTS GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS CASH RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED               YEAR ENDED               YEAR ENDED
  TRUST CLASS SHARES                             03/31/03                 03/31/02                 03/31/01
  Net asset value, beginning of period             $1.00                    $1.00                    $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.0151                   0.0310                   0.0618
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.0151)                 (0.0310)                 (0.0618)
  Net asset value, end of period                   $1.00                    $1.00                    $1.00
  TOTAL RETURN++                                   1.53%                    3.14%                    6.36%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $5,005,841               $2,686,258               $2,676,204
  Ratio of operating expenses to average
    net assets                                  0.30%(a)(b)              0.30%(a)(b)               0.30%(a)
  Ratio of net investment income/(loss)
    to average net assets                          1.52%                    2.82%                    6.12%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.36%(a)                 0.37%(a)                 0.37%(a)

                                                PERIOD ENDED
  TRUST CLASS SHARES                              03/31/00*
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0463
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0463)
  Net asset value, end of period                    $1.00
  TOTAL RETURN++                                    4.72%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $1,719,142
  Ratio of operating expenses to average
    net assets                                  0.30%+(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                          5.27%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.39%+(a)

* Cash Reserves Trust Class Shares commenced operations on May 17, 1999.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MONEY MARKET RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED               YEAR ENDED               YEAR ENDED
  TRUST CLASS SHARES                             03/31/03                 03/31/02                 03/31/01
  Net asset value, beginning of period             $1.00                    $1.00                    $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.0145                   0.0301                   0.0615
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.0145)                 (0.0301)                 (0.0615)
  Net asset value, end of period                   $1.00                    $1.00                    $1.00
  TOTAL RETURN++                                   1.46%                    3.05%                    6.33%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $60,342                $1,311,771                 $67,422
  Ratio of operating expenses to average
    net assets                                  0.30%(a)(b)               0.30%(a)                0.30%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                          1.44%                    2.75%                    6.09%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.36(a)                 0.38%(a)                 0.37%(a)

                                                PERIOD ENDED
  TRUST CLASS SHARES                              03/31/00*
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0016
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0016)
  Net asset value, end of period                    $1.00
  TOTAL RETURN++                                    0.16%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)               $38
  Ratio of operating expenses to average
    net assets                                  0.30%+(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                          5.54%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.43%+(a)

* Money Market Reserves Trust Class Shares commenced operations on March 22,
2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TREASURY RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED               YEAR ENDED               YEAR ENDED
  TRUST CLASS SHARES                             03/31/03                 03/31/02                 03/31/01
  Net asset value, beginning of period             $1.00                    $1.00                    $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.0140                   0.0292                   0.0593
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.0140)                 (0.0292)                 (0.0593)
  Net asset value, end of period                   $1.00                    $1.00                    $1.00
  TOTAL RETURN++                                   1.41%                    2.96%                    6.09%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $908,826                 $399,582                 $315,854
  Ratio of operating expenses to average
    net assets                                   0.30%(a)                 0.30%(a)                0.30%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                          1.42%                    2.71%                    5.89%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.36%(a)                 0.37%(a)                 0.37%(a)

                                                PERIOD ENDED
  TRUST CLASS SHARES                              03/31/00*
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0436
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0436)
  Net asset value, end of period                    $1.00
  TOTAL RETURN++                                    4.45%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $506,339
  Ratio of operating expenses to average
    net assets                                  0.30%+(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                          4.96%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.38%+(a)

* Treasury Reserves Trust Class Shares commenced operations on May 17, 1999.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS GOVERNMENT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED               YEAR ENDED               YEAR ENDED
  TRUST CLASS SHARES                             03/31/03                 03/31/02                 03/31/01
  Net asset value, beginning of period             $1.00                    $1.00                    $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.0141                   0.0293                   0.0605
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.0141)                 (0.0293)                 (0.0605)
  Net asset value, end of period                   $1.00                    $1.00                    $1.00
  TOTAL RETURN++                                   1.42%                    2.97%                    6.22%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $380,478                 $289,252                 $222,765
  Ratio of operating expenses to average
    net assets                                   0.30%(a)                 0.30%(a)                0.30%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                          1.38%                    2.60%                    5.96%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.37%(a)                 0.38%(a)                 0.39%(a)

                                                PERIOD ENDED
  TRUST CLASS SHARES                              03/31/00*
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0448
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0448)
  Net asset value, end of period                    $1.00
  TOTAL RETURN++                                    4.57%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $125,504
  Ratio of operating expenses to average
    net assets                                  0.30%+(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                          5.16%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.39%+(a)

* Government Reserves Trust Class Shares commenced operations on May 17, 1999.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MUNICIPAL RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED               YEAR ENDED               YEAR ENDED
  TRUST CLASS SHARES                             03/31/03                 03/31/02                 03/31/01
  Net asset value, beginning of period             $1.00                    $1.00                    $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.0117                   0.0205                   0.0382
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.0117)                 (0.0205)                 (0.0382)
  Net asset value, end of period                   $1.00                    $1.00                    $1.00
  TOTAL RETURN++                                   1.18%                    2.07%                    3.88%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $505,903                 $491,711                 $488,191
  Ratio of operating expenses to average
    net assets                                     0.30%                    0.30%                    0.30%
  Ratio of net investment income/(loss)
    to average net assets                          1.13%                    1.93%                    3.83%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                         0.38%                    0.40%                    0.39%

                                                PERIOD ENDED
  TRUST CLASS SHARES                              03/31/00*
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0280
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0280)
  Net asset value, end of period                    $1.00
  TOTAL RETURN++                                    2.83%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $526,831
  Ratio of operating expenses to average
    net assets                                     0.30%+
  Ratio of net investment income/(loss)
    to average net assets                          3.19%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                         0.40%+

* Municipal Reserves Trust Class Shares commenced operations on May 17, 1999.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

NATIONS TAX-EXEMPT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  TRUST CLASS SHARES                           03/31/03             03/31/02*            03/31/01*            03/31/00*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0113               0.0204               0.0383               0.0321
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0113)             (0.0204)             (0.0383)             (0.0321)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 1.14%                2.06%                3.89%                3.26%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $2,411,508           $2,606,052           $2,383,067           $2,037,742
  Ratio of operating expenses to average
    net assets                                   0.30%                0.30%                0.30%                0.30%
  Ratio of net investment income/(loss)
    to average net assets                        1.03%                2.00%                3.80%                3.20%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.38%                0.33%                0.33%                0.42%

                                               YEAR ENDED
  TRUST CLASS SHARES                            03/31/99*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0312
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0312)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  3.17%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $2,132,148
  Ratio of operating expenses to average
    net assets                                  0.30%(a)
  Ratio of net investment income/(loss)
    to average net assets                         3.11%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.55%(a)

* The financial information for the fiscal periods reflect the financial information for Nations Tax Exempt Fund Primary A Shares which were reorganized into Nations Tax-Exempt Reserves Trust Class Shares as of May 10, 2002.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS CALIFORNIA TAX-EXEMPT

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
RESERVES

                                                YEAR ENDED               YEAR ENDED               YEAR ENDED
  TRUST CLASS SHARES                             03/31/03                 03/31/02                 03/31/01
  Net asset value, beginning of period             $1.00                    $1.00                    $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.0105                   0.0189                   0.0323
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.0105)                 (0.0189)                 (0.0323)
  Net asset value, end of period                   $1.00                    $1.00                    $1.00
  TOTAL RETURN++                                   1.07%                    1.91%                    3.27%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $435,253                 $360,892                 $338,801
  Ratio of operating expenses to average
    net assets                                     0.30%                    0.30%                    0.30%
  Ratio of net investment income/(loss)
    to average net assets                          1.05%                    1.27%                   3.23%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                         0.37%                    0.38%                    0.38%

                                                PERIOD ENDED
  TRUST CLASS SHARES                              03/31/00*
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0239
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0239)
  Net asset value, end of period                    $1.00
  TOTAL RETURN++                                    2.41%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $394,837
  Ratio of operating expenses to average
    net assets                                     0.30%+
  Ratio of net investment income/(loss)
    to average net assets                          2.70%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                         0.38%+

* California Tax-Exempt Reserves Trust Class Shares commenced operations on May 24, 1999.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

NATIONS NEW YORK TAX-EXEMPT

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
RESERVES

                                                            YEAR ENDED
  TRUST CLASS SHARES                                         03/31/03
  Net asset value, beginning of period                         $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                0.0112
  LESS DISTRIBUTIONS:
  Dividends from net investment income                       (0.0112)
  Net asset value, end of period                               $1.00
  TOTAL RETURN++                                               1.13%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets at end of period (in 000's)                      $17,021
  Ratio of operating expenses to average
    net assets                                                 0.23%
  Ratio of net investment income/(loss)
    to average net assets                                      1.17%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                     0.88%

                                                            PERIOD ENDED
  TRUST CLASS SHARES                                          03/31/02*
  Net asset value, beginning of period                          $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                 0.0012
  LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.0012)
  Net asset value, end of period                                $1.00
  TOTAL RETURN++                                                0.12%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets at end of period (in 000's)                        $826
  Ratio of operating expenses to average
    net assets                                                 0.30%+
  Ratio of net investment income/(loss)
    to average net assets                                      0.93%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                     4.61%+

* New York Tax-Exempt Reserves Trust Class Shares commenced operations on February 15, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

DEBT SECURITY -- when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

EQUITY SECURITY -- an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIRST-TIER SECURITY -- under Rule 2a-7 of the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

GUARANTEED INVESTMENT CONTRACT -- an investment instrument issued by a rated insurance company in return for a payment by an investor.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities. For Nations Treasury Reserves and Nations Government Reserves, money market instruments do not include either commercial paper or municipal securities.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

PARTICIPATION -- a pass-through certificate representing a share in a pool of debt obligations or other instruments.

PASS-THROUGH CERTIFICATE -- securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

PRIVATE ACTIVITY BOND -- a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SPECIAL PURPOSE ISSUER -- an entity organized solely to issue asset-backed securities on a pool of assets it owns.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. TREASURY OBLIGATION -- a debt security issued by the U.S. Treasury.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Where to find more information
(QUESTION MARK GRAPHIC)
You'll find more information about Nations Money Market Funds in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS



      The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Funds and their policies. The
                   SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations
      Funds:

      By telephone: 1.800.626.2275 (Institutional Investors)
                    1.800.321.7854 (Individual Investors)

      By mail:
      NATIONS FUNDS
      C/O BACAP DISTRIBUTORS, LLC
      ONE BANK OF AMERICA PLAZA
      33RD FLOOR
      CHARLOTTE, NC 28255

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:
Nations Funds Trust, 811-09645
TRUST-0803


                                                            (NATIONS FUNDS LOGO)

                Money Market Funds
                ----------------------------------------------------------------
                Prospectus -- Liquidity Class Shares
                August 1, 2003
(NATIONS FUNDS LOGO)

NATIONS CASH RESERVES
NATIONS MONEY MARKET RESERVES
NATIONS TREASURY RESERVES
NATIONS GOVERNMENT RESERVES
NATIONS MUNICIPAL RESERVES
NATIONS TAX-EXEMPT RESERVES
NATIONS CALIFORNIA TAX-EXEMPT RESERVES
NATIONS NEW YORK TAX-EXEMPT RESERVES


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 51.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about some Nations Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Liquidity Class Shares of the Funds. This class of shares is designed primarily for financial institutions and intermediaries for their own accounts, and for certain of their client accounts. Please turn to BUYING, SELLING AND EXCHANGING SHARES for more information about who is eligible to buy this class of shares.

ABOUT THE FUNDS

The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  - you're looking for a relatively low risk investment with stability of principal

  - you have short-term income needs

They may not be suitable for you if:

  - you're looking for higher returns

  - you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BACAP IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE ABOUT BACAP STARTING ON PAGE 35.

--------------------------------------------------------------------------------


NATIONS CASH RESERVES                                            4
------------------------------------------------------------------
NATIONS MONEY MARKET RESERVES                                    7
------------------------------------------------------------------
NATIONS TREASURY RESERVES                                       10
------------------------------------------------------------------
NATIONS GOVERNMENT RESERVES                                     14
------------------------------------------------------------------
NATIONS MUNICIPAL RESERVES                                      18
------------------------------------------------------------------
NATIONS TAX-EXEMPT RESERVES                                     22
------------------------------------------------------------------
NATIONS CALIFORNIA TAX-EXEMPT RESERVES                          26
------------------------------------------------------------------
NATIONS NEW YORK TAX-EXEMPT RESERVES                            30
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     33
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       35

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         37
     How orders are processed                                   38
  How selling and servicing agents are paid                     42
  Distributions and taxes                                       43
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            46
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   51
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS CASH RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - commercial paper

  - bank obligations

  - short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  - short-term taxable municipal securities

  - repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPHC       RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Cash Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Liquidity Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               2.78%    3.83%    5.86%    5.29%    5.46%    5.42%    5.06%    6.31%    4.06%    1.66%



              *Year-to-date return as of June 30, 2003: 0.53%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 3RD AND 4TH QUARTERS 2000:            1.62%
         WORST: 4TH QUARTER 2002:                    0.35%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002


                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         LIQUIDITY CLASS SHARES                  1.66%     4.49%     4.57%      4.57%

      *THE INCEPTION DATE OF LIQUIDITY CLASS SHARES IS JANUARY 9, 1991.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                           Liquidity Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.15%



         Distribution (12b-1) and shareholder servicing fees             0.85%



                                                                         0.11%
         Other expenses                                                   ---------



         Total annual Fund operating expenses                            1.11%



                                                                        (0.76)%
         Fee waivers and/or reimbursements                                ---------



                                                                         0.35%
         Total net expenses(2)                                            =========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Liquidity Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         LIQUIDITY CLASS SHARES                  $36      $277      $538      $1,283

NATIONS MONEY MARKET RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - commercial paper

  - bank obligations

  - short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  - short-term taxable municipal securities

  - repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Money Market Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Liquidity Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1999     2000     2001     2002
               ----     ----     ----     ----
               5.05%    6.30%    3.99%    1.58%



              *Year-to-date return as of June 30, 2003: 0.51%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 3RD AND 4TH QUARTERS 2000:            1.61%
         WORST: 4TH QUARTER 2002:                    0.33%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002


                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         LIQUIDITY CLASS SHARES                                    1.58%     4.30%

      *THE INCEPTION DATE OF LIQUIDITY CLASS SHARES IS AUGUST 7, 1998.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                           Liquidity Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.15%



         Distribution (12b-1) and shareholder servicing fees             0.85%



         Other expenses                                                  0.11%
                                                                          ---------



         Total annual Fund operating expenses                            1.11%



         Fee waivers and/or reimbursements                              (0.76)%
                                                                          ---------



         Total net expenses(2)                                           0.35%
                                                                          =========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Liquidity Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         LIQUIDITY CLASS SHARES                  $36      $277      $538      $1,283

NATIONS TREASURY RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - U.S. Treasury obligations

  - repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations and U.S. government obligations

  - obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Treasury Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- Some of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Liquidity Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               2.61%    3.77%    5.70%    5.17%    5.32%    5.23%    4.77%    6.03%    3.83%    1.54%



              *Year-to-date return as of June 30, 2003: 0.50%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 2000:          1.57%
         WORST: 4TH QUARTER 2002:         0.32%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002


                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         LIQUIDITY CLASS SHARES                  1.54%     4.27%     4.39%      4.37%

      *THE INCEPTION DATE OF LIQUIDITY CLASS SHARES IS JANUARY 11, 1991.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                           Liquidity Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.15%



         Distribution (12b-1) and shareholder servicing fees             0.90%



         Other expenses                                                  0.11%
                                                                          ---------



         Total annual Fund operating expenses                            1.16%



         Fee waivers and/or reimbursements                              (0.81)%
                                                                          ---------



         Total net expenses(2)                                           0.35%
                                                                          =========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Liquidity Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         LIQUIDITY CLASS SHARES                  $36      $288      $560      $1,337




NATIONS GOVERNMENT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S.
                   government obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily U.S. government obligations and U.S. Treasury obligations, the interest on which is generally free from state income tax.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Government Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Liquidity Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               2.64%    3.67%    5.66%    5.19%    5.34%    5.27%    4.87%    6.17%    3.90%    1.51%



              *Year-to-date return as of June 30, 2003: 0.50%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 3RD QUARTER 2000:          1.59%
         WORST: 4TH QUARTER 2002:         0.33%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002


                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         LIQUIDITY CLASS SHARES                  1.51%     4.33%     4.41%      4.42%

      *THE INCEPTION DATE OF LIQUIDITY CLASS SHARES IS JANUARY 14, 1991.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                           Liquidity Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.15%



         Distribution (12b-1) and shareholder servicing fees             0.85%



         Other expenses                                                  0.12%
                                                                          ---------



         Total annual Fund operating expenses                            1.12%



         Fee waivers and/or reimbursements                              (0.77)%
                                                                          ---------



         Total net expenses(2)                                           0.35%
                                                                          =========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Liquidity Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         LIQUIDITY CLASS SHARES                  $36      $279      $542      $1,294

NATIONS MUNICIPAL RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may invest all or any portion of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Municipal Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on municipal obligations, which is generally free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state, local and other taxes. Shares of Nations Municipal Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Liquidity Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               1.95%    2.52%    3.64%    3.27%    3.42%    3.24%    3.00%    3.88%    2.52%    1.21%



              *Year-to-date return as of June 30, 2003: 0.45%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 2000:                   1.02%
         WORST: 1ST AND 3RD QUARTERS 2002:         0.29%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002


                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         LIQUIDITY CLASS SHARES                  1.21%     2.76%     2.86%      3.05%

      *THE INCEPTION DATE OF LIQUIDITY CLASS SHARES IS JUNE 1, 1990.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                           Liquidity Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.15%



         Distribution (12b-1) and shareholder servicing fees             0.85%



         Other expenses                                                  0.13%
                                                                          ---------



         Total annual Fund operating expenses                            1.13%



         Fee waivers and/or reimbursements                              (0.78)%
                                                                          ---------



         Total net expenses(2)                                           0.35%
                                                                          =========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Liquidity Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         LIQUIDITY CLASS SHARES                  $36      $282      $547      $1,305

NATIONS TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. The Fund normally invests all of its assets in municipal securities which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on municipal obligations, which is generally free from federal income and alternative minimum taxes, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities, or from realized capital gains, is generally subject to federal, state and local taxes. Shares of Nations Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               1.97%    2.47%    3.43%    3.06%    3.22%    2.93%    2.73%    3.58%    2.22%    0.85%



              *Year-to-date return as of June 30, 2003: 0.28%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 2ND AND 4TH QUARTERS 2000:               0.94%
         WORST: 1ST AND 3RD QUARTERS 2002:              0.20%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002


                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         INVESTOR A SHARES                       0.85%    2.46%      2.64%     2.86%

      *THE INCEPTION DATE OF INVESTOR A SHARES IS APRIL 5, 1991.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                          Liquidity Class
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases               none



         Maximum deferred sales charge (load)                           none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                0.15%



         Distribution (12b-1) and shareholder servicing fees            0.85%



         Other expenses                                                 0.13%
                                                                         ---------



         Total annual Fund operating expenses                           1.13%



         Fee waivers and/or reimbursements                             (0.78)%
                                                                         ---------



         Total net expenses(2)                                          0.35%
                                                                         =========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this information will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Liquidity Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         LIQUIDITY CLASS SHARES                  $36      $282      $547      $1,305

NATIONS CALIFORNIA TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from California state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and California individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(GRAPH GRAPHIC)    RISKS AND OTHER THINGS TO CONSIDER
                   Nations California Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on California municipal obligations, which is generally free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of Nations California Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

      - STATE SPECIFIC RISK -- State specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. A slow-down in the economy and a drop in revenues from personal income tax on capital gains and stock options caused by the weak performance of the stock market have contributed to an overall decline in the current finances of California and its municipalities. The State projects a deficit of $23.6 billion for fiscal year 2002-03. Further, the State continues to experience significant energy-related challenges and commitments. As of July 1, the State Legislature has not approved a budget for fiscal year 2002-03. It is unclear how the current economic conditions or the energy-situation may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BARCHART GRAPHIC) A LOOK AT THE FUND'S PERFORMANCE
                   The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Liquidity Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2002
               ----
               1.11%



              *Year-to-date return as of June 30, 2003: 0.40%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 2ND QUARTER 2002:          0.30%
         WORST: 3RD QUARTER 2002:         0.25%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002


                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         LIQUIDITY CLASS SHARES                                    1.11%     1.25%

      *THE INCEPTION DATE OF LIQUIDITY CLASS SHARES IS AUGUST 10 2001.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                             SHAREHOLDER FEES                       Liquidity Class
                 (Fees paid directly from your investment)              Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.15%



         Distribution (12b-1) and shareholder servicing fees             0.85%



         Other expenses                                                  0.12%
                                                                          ---------



         Total annual Fund operating expenses                            1.12%



         Fee waivers and/or reimbursements                              (0.77)%
                                                                          ---------



         Total net expenses(2)                                           0.35%
                                                                          =========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Liquidity Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         LIQUIDITY CLASS SHARES                  $36      $279      $542      $1,294

NATIONS NEW YORK TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from New York state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest that is free from federal income tax and New York state individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------







 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(GRAPH GRAPHIC)    RISKS AND OTHER THINGS TO CONSIDER
                   Nations New York Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most distributions paid by the Fund come from interest on New York municipal obligations, which is generally free from federal income tax and New York State and New York City individual income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of Nations New York Tax-Exempt Reserves would not be a suitable investment for tax-advantaged accounts or tax-exempt investors.

      - STATE SPECIFIC RISK -- State specific risk is the chance that the Fund, because it invests primarily in securities issued by New York State, New York City and New York's other municipalities, is more vulnerable to unfavorable developments in New York than funds that invest in municipal bonds of many different states. Although New York's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity, adverse conditions affecting any one of these industries could have a negative impact on New York municipal securities. Travel and tourism also constitute an important part of the New York State and City economies. The September 11, 2001 terrorist attack on the World Trade Center in New York City has had and is likely to continue to have an adverse effect on all areas of the New York economy. The financial sector activity remains the largest risk to the New York economy and any prolonged downturn in the financial sector could produce sharper declines in both employment and compensation. While the potential economic benefits of the recovery and rebuilding efforts in New York may serve to off-set these losses, a general risk does exist that issuers of municipal securities held by the Fund may not be able to make their timely payments of principal and interest.

(BARCHART GRAPHIC) A LOOK AT THE FUND'S PERFORMANCE
                   Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.


--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                             SHAREHOLDER FEES                       Liquidity Class
                 (Fees paid directly from your investment)              Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.15%



         Distribution (12b-1) and shareholder servicing fees             0.85%



         Other expenses                                                  0.63%
                                                                          ---------



         Total annual Fund operating expenses                            1.63%



         Fee waivers and/or reimbursements                              (1.28)%
                                                                          ---------



         Total net expenses(2)                                           0.35%
                                                                          =========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Liquidity Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         LIQUIDITY CLASS SHARES                  $36      $389      $765      $1,825

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

      - SPECIAL RULES FOR MONEY MARKET FUNDS -- Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

         - may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

         - must maintain an average dollar-weighted maturity of 90 days or less

         - may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days (except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves)

         - may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities, except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves, which also may invest in second-tier securities.

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy of certain Funds may be changed without shareholder approval by giving the shareholder at least 60 days notice. The 80% Policy of certain other Funds and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a

        Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, distribution, administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - INFORMATION FOR FEDERALLY CHARTERED CREDIT UNIONS -- Shares of Nations Treasury Reserves and Nations Government Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.321.7854 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

How the Funds are managed
(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL
MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------


INVESTMENT ADVISER

BACAP is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Money Market Funds described in this prospectus.

BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $195 billion, BACAP acts as investment manager for individuals, corporations, private investment companies and financial institutions. BACAP uses a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP's Cash Investment Team is responsible for making the day-to-day investment decisions for each Fund.

Nations Funds pays BACAP an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

BACAP has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2004. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BACAP will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BACAP can receive, along with the actual advisory fees BACAP and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                            MAXIMUM    ACTUAL FEE
                                                            ADVISORY    PAID LAST
                                                              FEE      FISCAL YEAR
  NATIONS CASH RESERVES                                      0.15%        0.12%



  NATIONS MONEY MARKET RESERVES                              0.15%        0.12%



  NATIONS TREASURY RESERVES                                  0.15%        0.12%



  NATIONS GOVERNMENT RESERVES                                0.15%        0.12%



  NATIONS MUNICIPAL RESERVES                                 0.15%        0.12%



  NATIONS TAX-EXEMPT RESERVES                                0.15%        0.12%



  NATIONS CALIFORNIA TAX-EXEMPT RESERVES                     0.15%        0.12%



  NATIONS NEW YORK TAX-EXEMPT RESERVES                       0.15%        0.00%

INVESTMENT SUB-ADVISER

Nations Funds and BACAP may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BACAP retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BACAP may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. BACAP and the Funds have applied for relief from the SEC to permit the Funds to act on many of BACAP's recommendations with approval only by the Board and not by Fund shareholders. BACAP or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BACAP and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

BACAP DISTRIBUTORS, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------

The Funds are distributed by BACAP Distributors, LLC (BACAP Distributors), a registered broker/dealer. BACAP Distributors may pay distribution (12b-1) and shareholder servicing fees and/or other compensation to companies for selling shares and providing services to investors.

BACAP Distributors is also administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay BACAP Distributors a fee of 0.10% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

--------------------------------------------------------------------------------

PFPC INC.

400 BELLEVUE PARKWAY WILMINGTON, DELAWARE 19809

--------------------------------------------------------------------------------

PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares
(BUYING, SELLING, TRANSFERRING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Liquidity Class Shares of the Funds. Here are some general rules about this class of shares:

  - Liquidity Class Shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other similar services (Cash Management Services). This share class may be used in connection with specific Cash Management Services programs, including programs designed for certain sweep account customers of Bank of America. This class of shares may be offered by:

     - Bank of America and certain of its affiliates

     - certain other financial institutions and intermediaries.

  - The minimum initial investment is $500,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Liquidity Class Shares.

  - There is no minimum for additional investments.

  - There are no sales charges for buying, selling or exchanging these shares.

  - Please contact your investment professional for more information about the availability of this share class.

You'll find more information about buying, selling and exchanging Liquidity Class Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

Investors that purchase shares through financial institutions in connection with Cash Management Services programs may incur account-level fees in addition to the fees disclosed in this prospectus. These investors should review their Cash Management Services program disclosure documents for information regarding additional fees.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 5:00 p.m. Eastern time each business day for each share class of Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

  - 2:30 p.m. Eastern time each business day for each share class of Nations Government Reserves

  - 12:00 noon Eastern time each business day for each share class of Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time each business day for each share class of Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  - 5:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves, except:

     - Orders must be received for Nations Cash Reserves by 3:00 p.m. Eastern time on the last business day of the calendar year

     - Orders must be received for Nations Money Market Reserves by 3:00 p.m. Eastern time on business days that precede the national holidays observed by the Fund

     - Orders must be received for Nations Treasury Reserves by 3:00 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by the Fund

  - 2:30 p.m. Eastern time for Nations Government Reserves

  - 12:00 noon Eastern time for Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

      - You buy Liquidity Class Shares at net asset value per share.

        - We must receive payment by the following times on the business day BACAP Distributors, PFPC or their agents receive the order (unless the Fund closes early):

           - 5:30 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves, except:

              - Payment must be received for Nations Cash Reserves by 4:00 p.m.
                Eastern time on the last business day of the calendar year

              - Payment must be received for Nations Money Market Reserves by
                4:00 p.m. Eastern time on business days that precede the national holidays observed by this Fund

              - Payment must be received for Nations Treasury Reserves by 4:00
                p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by this Fund

           - 4:00 p.m. Eastern time for Nations Government Reserves, Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

            If we receive payment after these times, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change these times under certain circumstances, for example, when there's more wiring activity than normal.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.


(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

      - We normally send the sale proceeds by Fedwire on the same business day that BACAP Distributors, PFPC or their agents receive your order.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Nations Treasury Reserves).

        - We can delay payment of the sale proceeds of Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves or Nations Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - We can delay payment of the sale proceeds of Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Nations New York Tax-Exempt Reserves for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 30 days notice in writing if we're going to do this

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you

        - under certain other circumstances allowed under the 1940 Act

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(EXCHANGING SHARES EXCHANGING SHARES
  GRAPHIC)

      You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can exchange Liquidity Class Shares of a Fund for Liquidity Class Shares of any other Nations Money Market Fund.

        - You must exchange at least $500,000 at a time.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 OF THE 1940 ACT.

THE SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

BACAP Distributors and selling and servicing agents are compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

BACAP Distributors may be reimbursed for distribution-related expenses up to an annual maximum of 0.30% of the average daily net assets of Liquidity Class Shares of the Funds, some or all of which may be paid to selling agents. BACAP Distributors may not carry forward any of these expenses for reimbursement in future years.

BACAP Distributors may also receive a maximum annual distribution (12b-1) fee of 0.30% of the average daily net assets of Liquidity Class Shares of the Funds (up to 0.35% of Liquidity Class Shares of Nations Treasury Reserves). BACAP Distributors may use this fee to compensate certain financial institutions that provide administrative or distribution services.

Servicing agents may receive a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Liquidity Class Shares of the Funds.

Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Funds pay these fees to BACAP Distributors and/or to eligible selling and servicing agents and financial institutions, including BACAP or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:

  - a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

This compensation, which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, BACAP Distributors sometimes sponsors promotions involving Banc of America Investments, Inc., an affiliate of BACAP Distributors and BACAP, and certain other selling or servicing agents. Selected selling and servicing agents may also receive compensation for opening a minimum number of accounts. BACAP Distributors may cancel any compensation program at any time.

BACAP and BACAP Distributors may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

Distributions and taxes
(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUND. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and any net short-term capital gain generally are taxable to you as ordinary income. Although the Funds do not expect to realize any capital gain, any distributions of net long-term capital gain generally are taxable to you as long-term capital gain.

In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income. Fund distributions also will not qualify for recently enacted reductions in federal income taxation of dividends payable to individuals from domestic and certain foreign corporations.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

NATIONS MUNICIPAL RESERVES, NATIONS TAX-EXEMPT RESERVES, NATIONS CALIFORNIA TAX-EXEMPT RESERVES, NATIONS NEW YORK TAX-EXEMPT RESERVES

In general, you will not be subject to federal income tax on distributions from Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves of their tax-exempt interest income. Distributions from Nations California Tax-Exempt Reserves of its interest income from California municipal securities will not be subject to California state individual income tax. Distributions from Nations New York Tax-Exempt Reserves of its interest income from New York municipal securities will not be subject to New York State and New York City individual income tax. Distributions from these Funds, however, may be subject to state, local and other taxes.

Although these Funds do not intend to earn any taxable income or capital gain, any distributions of such income or capital gain generally are subject to tax.

A portion of the distributions from Nations Municipal Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves may also be subject to alternative minimum taxes.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS CASH RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED       PERIOD ENDED
  LIQUIDITY CLASS SHARES                      03/31/03          03/31/02          03/31/01          03/31/00         03/31/99*
  Net asset value, beginning of period         $1.00             $1.00             $1.00             $1.00             $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                 0.0146            0.0305            0.0613            0.0517            0.0470
  LESS DISTRIBUTIONS:
  Dividends from net investment income        (0.0146)          (0.0305)          (0.0613)          (0.0517)          (0.0470)
  Net asset value, end of period               $1.00             $1.00             $1.00             $1.00             $1.00
  TOTAL RETURN++                               1.47%             3.09%             6.30%             5.30%             4.80%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)       $1,572,140        $1,742,687        $1,476,883        $1,396,969        $1,423,382
  Ratio of operating expenses to average
    net assets                              0.35%(a)(b)       0.35%(a)(b)         0.35%(a)        0.35%(a)(b)        0.35%+(a)
  Ratio of net investment income/(loss)
    to average net assets                      1.47%             2.77%             6.07%             5.22%             5.09%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                    1.11%(a)          1.12%(a)          1.12%(a)          1.14%(a)         1.28%+(a)

                                              YEAR ENDED
  LIQUIDITY CLASS SHARES                       04/30/98
  Net asset value, beginning of period          $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0539
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0539)
  Net asset value, end of period                $1.00
  TOTAL RETURN++                                5.53%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)        $1,107,869
  Ratio of operating expenses to average
    net assets                                 0.35%(b)
  Ratio of net investment income/(loss)
    to average net assets                       5.39%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.29%

* Fiscal year end changed to March 31. Prior to this, the fiscal year end was April 30.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MONEY MARKET RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  LIQUIDITY CLASS SHARES                       03/31/03             03/31/02             03/31/01             03/31/00
  Net asset value, beginning of period           $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0139               0.0296               0.0610               0.0520
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0139)             (0.0296)             (0.0610)             (0.0520)
  Net asset value, end of period                 $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 1.41%                3.00%                6.27%                5.32%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $497,339             $566,000            $1,085,231            $946,156
  Ratio of operating expenses to average
    net assets                                0.35%(a)(b)           0.35%(a)            0.35%(a)(b)          0.35%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                        1.39%                2.70%                6.04%                5.49%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.11%(a)             1.13%(a)             1.12%(a)             1.18%(a)

                                              PERIOD ENDED
  LIQUIDITY CLASS SHARES                      03/31/99*,**
  Net asset value, beginning of period            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0281
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0281)
  Net asset value, end of period                  $1.00
  TOTAL RETURN++                                  2.87%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $1,078
  Ratio of operating expenses to average
    net assets                                  0.35%+(a)
  Ratio of net investment income/(loss)
    to average net assets                        4.72%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.31%+(a)

* Money Market Reserves Liquidity Class Shares commenced operations on August 7, 1998.
** Fiscal year end changed to March 31. Prior to this, the fiscal year end was April 30.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TREASURY RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED       PERIOD ENDED
  LIQUIDITY CLASS SHARES                      03/31/03          03/31/02          03/31/01          03/31/00         03/31/99*
  Net asset value, beginning of period         $1.00             $1.00             $1.00             $1.00             $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                 0.0136            0.0287            0.0588            0.0489            0.0448
  LESS DISTRIBUTIONS:
  Dividends from net investment income        (0.0136)          (0.0287)          (0.0588)          (0.0489)          (0.0448)
  Net asset value, end of period               $1.00             $1.00             $1.00             $1.00             $1.00
  TOTAL RETURN++                               1.36%             2.90%             6.04%             5.00%             4.58%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)        $384,984          $370,139          $348,850          $364,761          $304,387
  Ratio of operating expenses to average
    net assets                                0.35%(a)          0.35%(a)        0.35%(a)(b)       0.35%(a)(b)        0.35%+(a)
  Ratio of net investment income/(loss)
    to average net assets                      1.37%             2.66%             5.84%             4.91%             4.84%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                    1.16%(a)          1.17%(a)          1.17%(a)          1.18%(a)         1.35%+(a)

                                              YEAR ENDED
  LIQUIDITY CLASS SHARES                       04/30/98
  Net asset value, beginning of period          $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0526
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0526)
  Net asset value, end of period                $1.00
  TOTAL RETURN++                                5.38%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $743,410
  Ratio of operating expenses to average
    net assets                                  0.35%
  Ratio of net investment income/(loss)
    to average net assets                       5.26%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.35%

* Fiscal year end changed to March 31. Prior to this, the fiscal year end was April 30.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating ratio was less than 0.01%.

NATIONS GOVERNMENT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED       PERIOD ENDED
  LIQUIDITY CLASS SHARES                      03/31/03          03/31/02          03/31/01          03/31/00         03/31/99*
  Net asset value, beginning of period         $1.00             $1.00             $1.00             $1.00             $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                 0.0136            0.0286            0.0600            0.0501            0.0454
  LESS DISTRIBUTIONS:
  Dividends from net investment income        (0.0136)          (0.0286)          (0.0600)          (0.0501)          (0.0454)
  Net asset value, end of period               $1.00             $1.00             $1.00             $1.00             $1.00
  TOTAL RETURN++                               1.37%             2.91%             6.16%             5.12%             4.63%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)        $175,562          $164,296          $468,083          $140,328          $59,551
  Ratio of operating expenses to average
    net assets                                0.35%(a)          0.35%(a)        0.35%(a)(b)       0.35%(a)(b)        0.35%+(a)
  Ratio of net investment income/(loss)
    to average net assets                      1.33%             2.55%             5.91%             5.11%             4.90%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                    1.12%(a)          1.13%(a)          1.14%(a)          1.14%(a)         1.29%+(a)

                                              YEAR ENDED
  LIQUIDITY CLASS SHARES                       04/30/98
  Net asset value, beginning of period          $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0528
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0528)
  Net asset value, end of period                $1.00
  TOTAL RETURN++                                5.40%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $32,773
  Ratio of operating expenses to average
    net assets                                  0.35%
  Ratio of net investment income/(loss)
    to average net assets                       5.28%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.30%

* Fiscal year end changed to March 31. Prior to this, the fiscal year end was April 30.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MUNICIPAL RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED       PERIOD ENDED
  LIQUIDITY CLASS SHARES                      03/31/03          03/31/02          03/31/01          03/31/00         03/31/99*
  Net asset value, beginning of period         $1.00             $1.00             $1.00             $1.00             $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                 0.0113            0.0200            0.0377            0.0314            0.0278
  LESS DISTRIBUTIONS:
  Dividends from net investment income        (0.0113)          (0.0200)          (0.0377)          (0.0314)          (0.0278)
  Net asset value, end of period               $1.00             $1.00             $1.00             $1.00             $1.00
  TOTAL RETURN++                               1.13%             2.02%             3.83%             3.18%             2.81%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)        $120,637          $45,728           $35,569           $89,050           $68,393
  Ratio of operating expenses to average
    net assets                                 0.35%             0.35%             0.35%             0.35%             0.35%+
  Ratio of net investment income/(loss)
    to average net assets                      1.08%             1.88%             3.78%             3.14%             2.95%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.13%             1.15%             1.14%             1.15%             1.33%+

                                              YEAR ENDED
  LIQUIDITY CLASS SHARES                       04/30/98
  Net asset value, beginning of period          $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0341
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0341)
  Net asset value, end of period                $1.00
  TOTAL RETURN++                                3.43%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $53,074
  Ratio of operating expenses to average
    net assets                                 0.35%(a)
  Ratio of net investment income/(loss)
    to average net assets                       3.38%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.33%

* Fiscal year changed to March 31. Prior to this, the fiscal year end was April 30.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of interest expense on the operating expense ratio was 0.01%.

NATIONS TAX-EXEMPT RESERVES                  FOR A SHARE OUTSTANDING THROUGHOUT
THE PERIOD

                                                                  PERIOD ENDED
  LIQUIDITY CLASS SHARES                                           03/31/03*
  Net asset value, beginning of period                               $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                       0.0059
  LESS DISTRIBUTIONS:
  Dividends from net investment income                              (0.0059)
  Net asset value, end of period                                     $1.00
  TOTAL RETURN++                                                     0.59%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                               $1,918
  Ratio of operating expenses to average
    net assets                                                       0.35%+
  Ratio of net investment income/(loss)
    to average net assets                                            0.98%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                           1.13%+

* Tax-Exempt Reserves Liquidity Class Shares commenced operations on September 3, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

NATIONS CALIFORNIA TAX-EXEMPT                FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD
RESERVES

                                                            YEAR ENDED
  LIQUIDITY CLASS SHARES                                     03/31/03
  Net asset value, beginning of period                         $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                0.0101
  LESS DISTRIBUTIONS:
  Dividends from net investment income                       (0.0101)
  Net asset value, end of period                               $1.00
  TOTAL RETURN++                                               1.01%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                        $2,998
  Ratio of operating expenses to average
    net assets                                                 0.35%
  Ratio of net investment income/(loss)
    to average net assets                                      1.00%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                     1.12%

                                                            PERIOD ENDED
  LIQUIDITY CLASS SHARES                                      03/31/02*
  Net asset value, beginning of period                          $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                 0.0095
  LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.0095)
  Net asset value, end of period                                $1.00
  TOTAL RETURN++                                                0.95%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                         $1,150
  Ratio of operating expenses to average
    net assets                                                 0.35%+
  Ratio of net investment income/(loss)
    to average net assets                                      1.23%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                     1.13%+

* California Tax-Exempt Reserves Liquidity Class Shares commenced operations on August 10, 2001.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

NATIONS NEW YORK TAX-EXEMPT                  FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD
RESERVES

                                                           PERIOD ENDED
  LIQUIDITY CLASS SHARES                                    12/22/02**
  Net asset value, beginning of period                         $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                0.0094
  LESS DISTRIBUTIONS:
  Dividends from net investment income                       (0.0094)
  Net asset value, at end of period                            $1.00
  TOTAL RETURN++                                               0.94%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                         $--#
  Ratio of operating expenses to average
    net assets                                                0.28%+
  Ratio of net investment income/(loss)
    to average net assets                                     1.12%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                    1.63%+

                                                            PERIOD ENDED
  LIQUIDITY CLASS SHARES                                      03/31/02*
  Net asset value, beginning of period                          $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                 0.0013
  LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.0013)
  Net asset value, at end of period                             $1.00
  TOTAL RETURN++                                                0.13%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                           $1
  Ratio of operating expenses to average
    net assets                                                 0.35%+
  Ratio of net investment income/(loss)
    to average net assets                                      0.88%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                     5.36%+

* New York Tax-Exempt Reserves Liquidity Class Shares commenced operations on February 15, 2002.
** Liquidity Class Shares were fully redeemed on December 22, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Amount represents less than $500.

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

DEBT SECURITY -- when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

EQUITY SECURITY -- an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIRST-TIER SECURITY -- under Rule 2a-7 of the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

GUARANTEED INVESTMENT CONTRACT -- an investment instrument issued by a rated insurance company in return for a payment by an investor.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities. For Nations Treasury Reserves and Nations Government Reserves, money market instruments do not include either commercial paper or municipal securities.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

PARTICIPATION -- a pass-through certificate representing a share in a pool of debt obligations or other instruments.

PASS-THROUGH CERTIFICATE -- securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

PRIVATE ACTIVITY BOND -- a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SPECIAL PURPOSE ISSUER -- an entity organized solely to issue asset-backed securities on a pool of assets it owns.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. TREASURY OBLIGATION -- a debt security issued by the U.S. Treasury.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Where to find more information
(QUESTION MARK GRAPHIC)

You'll find more information about Nations Money Market Funds in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS

      The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Funds and their policies. The
                   SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations
      Funds:

      By telephone: 1.800.626.2275 (Institutional Investors)
                    1.800.321.7854 (Individual Investors)

      By mail:
      NATIONS FUNDS
      C/O BACAP DISTRIBUTORS, LLC
      ONE BANK OF AMERICA PLAZA
      33RD FLOOR
      CHARLOTTE, NC 28255

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


--------------------------------------------------------------------------------
SEC file number:
Nations Funds Trust, 811-09645
LIQUIDITY-0803
--------------------------------------------------------------------------------


                                                            (NATIONS FUNDS LOGO)

                Money Market Funds
                ----------------------------------------------------------------
                Prospectus -- Capital Class Shares
                August 1, 2003
(NATIONS FUNDS LOGO)

NATIONS CASH RESERVES
NATIONS MONEY MARKET RESERVES
NATIONS TREASURY RESERVES
NATIONS GOVERNMENT RESERVES
NATIONS MUNICIPAL RESERVES
NATIONS TAX-EXEMPT RESERVES
NATIONS CALIFORNIA TAX-EXEMPT RESERVES
NATIONS NEW YORK TAX-EXEMPT RESERVES


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------


TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 49.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about some Nations Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Capital Class Shares of the Funds. This class of shares is designed primarily for eligible institutional and individual investors on a direct basis or through certain financial institutions or intermediaries. Please turn to BUYING, SELLING AND EXCHANGING SHARES for more information about who is eligible to buy this class of shares.

ABOUT THE FUNDS

The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  - you're looking for a relatively low risk investment with stability of principal

  - you have short-term income needs

They may not be suitable for you if:

  - you're looking for higher returns

  - you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BACAP IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE ABOUT BACAP STARTING ON PAGE 35.

--------------------------------------------------------------------------------


NATIONS CASH RESERVES                                            4
------------------------------------------------------------------
NATIONS MONEY MARKET RESERVES                                    7
------------------------------------------------------------------
NATIONS TREASURY RESERVES                                       10
------------------------------------------------------------------
NATIONS GOVERNMENT RESERVES                                     14
------------------------------------------------------------------
NATIONS MUNICIPAL RESERVES                                      18
------------------------------------------------------------------
NATIONS TAX-EXEMPT RESERVES                                     22
------------------------------------------------------------------
NATIONS CALIFORNIA TAX-EXEMPT RESERVES                          26
------------------------------------------------------------------
NATIONS NEW YORK TAX-EXEMPT RESERVES                            30
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     33
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       35

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         37
      How orders are processed                                  38
  Distributions and taxes                                       42
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            44
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   49
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS CASH RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - commercial paper

  - bank obligations

  - short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  - short-term taxable municipal securities

  - repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Cash Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Capital Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               2.89%    3.90%    6.02%    5.44%    5.62%    5.58%    5.22%    6.47%    4.22%    1.81%



              *Year-to-date return as of June 30, 2003: 0.60%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 3RD QUARTER 2000:          1.66%
         WORST: 4TH QUARTER 2002:         0.39%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002


                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         CAPITAL CLASS SHARES                    1.81%     4.65%     4.71%      4.78%

      *THE INCEPTION DATE OF CAPITAL CLASS SHARES IS OCTOBER 10, 1990.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                            Capital Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.15%



         Other expenses                                                  0.11%
                                                                          --------



         Total annual Fund operating expenses                            0.26%



         Fee waivers and/or reimbursements                              (0.06)%
                                                                          --------



         Total net expenses(2)                                           0.20%
                                                                          ========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Capital Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CAPITAL CLASS SHARES                    $20       $78      $140       $325

NATIONS MONEY MARKET RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - commercial paper

  - bank obligations

  - short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  - short-term taxable municipal securities

  - repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Money Market Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Capital Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               3.07%    4.02%    5.78%    5.28%    5.62%    5.55%    5.21%    6.46%    4.15%    1.73%



              *Year-to-date return as of June 30, 2003: 0.58%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 3RD AND 4TH QUARTERS 2000:            1.65%
         WORST: 4TH QUARTER 2002:                    0.37%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002


                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         CAPITAL CLASS SHARES                    1.73%    4.61%      4.68%     5.35%

      *THE INCEPTION DATE OF CAPITAL CLASS SHARES IS DECEMBER 7, 1988.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                            Capital Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.15%



         Other expenses                                                  0.11%
                                                                          --------



         Total annual Fund operating expenses                            0.26%



         Fee waivers and/or reimbursements                              (0.06)%
                                                                          --------



         Total net expenses(2)                                           0.20%
                                                                          ========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Capital Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CAPITAL CLASS SHARES                    $20       $78      $140       $325

NATIONS TREASURY RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - U.S. Treasury obligations

  - repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations and U.S. government obligations

  - obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Treasury Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- Some of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Capital Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               2.98%    4.03%    5.87%    5.33%    5.47%    5.39%    4.93%    6.19%    3.98%    1.69%



              *Year-to-date return as of June 30, 2003: 0.57%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 2000:          1.61%
         WORST: 4TH QUARTER 2002:         0.36%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002


                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         CAPITAL CLASS SHARES                    1.69%     4.42%     4.58%      4.58%

      *THE INCEPTION DATE OF CAPITAL CLASS SHARES IS JANUARY 11, 1991.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                            Capital Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.15%



         Other expenses                                                  0.11%
                                                                          --------



         Total annual Fund operating expenses                            0.26%



         Fee waivers and/or reimbursements                              (0.06)%
                                                                          --------



         Total net expenses(2)                                           0.20%
                                                                          ========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Capital Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CAPITAL CLASS SHARES                    $20       $78      $140       $325

NATIONS GOVERNMENT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S.
                   government obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily U.S. government obligations and U.S. Treasury obligations, the interest on which is generally free from state income tax.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Government Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Capital Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               2.74%    3.74%    5.89%    5.33%    5.50%    5.42%    5.03%    6.33%    4.06%    1.67%



              *Year-to-date return as of June 30, 2003: 0.58%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 3RD AND 4TH QUARTERS 2000:            1.62%
         WORST: 4TH QUARTER 2002:                    0.36%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002


                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         CAPITAL CLASS SHARES                    1.67%     4.49%     4.56%      4.46%

      *THE INCEPTION DATE OF CAPITAL CLASS SHARES IS JANUARY 17, 1991.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                            Capital Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.15%



         Other expenses                                                  0.12%
                                                                          --------



         Total annual Fund operating expenses                            0.27%



         Fee waivers and/or reimbursements                              (0.07)%
                                                                          --------



         Total net expenses(2)                                           0.20%
                                                                          ========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The Investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Capital Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CAPITAL CLASS SHARES                    $20       $80      $145       $336

NATIONS MUNICIPAL RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may invest all or any portion of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Municipal Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on municipal obligations, which is generally free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state, local and other taxes. Shares of Nations Municipal Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Capital Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               2.02%    2.59%    3.80%    3.44%    3.60%    3.39%    3.16%    4.03%    2.67%    1.36%



              *Year-to-date return as of June 30, 2003: 0.52%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 2000:                  1.06%
         WORST: 1ST AND 3RD QUARTERS 2002:        0.33%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002


                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         CAPITAL CLASS SHARES                    1.36%     2.92%     3.00%      3.11%

      *THE INCEPTION DATE OF CAPITAL CLASS SHARES IS OCTOBER 23, 1990.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                            Capital Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.15%



         Other expenses                                                  0.13%
                                                                          --------



         Total annual Fund operating expenses                            0.28%



         Fee waivers and/or reimbursements                              (0.08)%
                                                                          --------



         Total net expenses(2)                                           0.20%
                                                                          ========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Capital Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CAPITAL CLASS SHARES                    $20       $82      $149       $348

NATIONS TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. The Fund normally invests all of its assets in municipal securities which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on municipal obligations, which is generally free from federal income and alternative minimum taxes, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities, or from realized capital gains, is generally subject to federal, state and local taxes. Shares of Nations Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               1.97%    2.47%    3.43%    3.06%    3.22%    2.93%    2.73%    3.58%    2.22%    0.85%



              *Year-to-date return as of June 30, 2003: 0.28%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 2ND AND 4TH QUARTERS 2000:            0.94%
         WORST: 1ST AND 3RD QUARTERS 2002:           0.20%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002


                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         INVESTOR A SHARES                       0.85%     2.46%     2.64%      2.86%

      *THE INCEPTION DATE OF INVESTOR A SHARES IS APRIL 5, 1991.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                            Capital Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.15%



         Other expenses                                                  0.13%
                                                                          --------



         Total annual Fund operating expenses                            0.28%



         Fee waivers and/or reimbursements                              (0.08)%
                                                                          --------



         Total net expenses(2)                                           0.20%
                                                                          ========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Capital Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CAPITAL CLASS SHARES                    $20       $82      $149       $348

NATIONS CALIFORNIA TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from California state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and California individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations California Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on California municipal obligations, which is generally free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of Nations California Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

      - STATE SPECIFIC RISK -- State specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. A slow-down in the economy and a drop in revenues from personal income tax on capital gains and stock options caused by the weak performance of the stock market have contributed to an overall decline in the current finances of California and its municipalities. The State projects a deficit of $23.6 billion for fiscal year 2002-03. Further, the State continues to experience significant energy-related challenges and commitments. As of July 1, the State Legislature has not approved a budget for fiscal year 2002-03. It is unclear how the current economic conditions or the energy-situation may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Capital Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2001     2002
               ----     ----
               2.33%    1.26%



              *Year-to-date return as of June 30, 2003: 0.48%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 2ND QUARTER 2001:          0.73%
         WORST: 3RD QUARTER 2002:         0.28%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002


                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         CAPITAL CLASS SHARES                                      1.26%    2.00%

      *THE INCEPTION DATE OF CAPITAL CLASS SHARES IS OCTOBER 3, 2000.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                            Capital Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.15%



         Other expenses                                                  0.12%
                                                                          --------



         Total annual Fund operating expenses                            0.27%



         Fee waivers and/or reimbursements                              (0.07)%
                                                                          --------



         Total net expenses(2)                                           0.20%
                                                                          ========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Capital Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CAPITAL CLASS SHARES                    $20       $80      $145       $336

NATIONS NEW YORK TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from New York state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest that is free from federal income tax and New York state individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations New York Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most distributions paid by the Fund come from interest on New York municipal obligations, which is generally free from federal income tax and New York State and New York City individual income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of Nations New York Tax-Exempt Reserves would not be a suitable investment for tax-advantaged accounts or tax-exempt investors.

      - STATE SPECIFIC RISK -- State specific risk is the chance that the Fund, because it invests primarily in securities issued by New York State, New York City and New York's other municipalities, is more vulnerable to unfavorable developments in New York than funds that invest in municipal bonds of many different states. Although New York's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity, adverse conditions affecting any one of these industries could have a negative impact on New York municipal securities. Travel and tourism also constitute an important part of the New York State and City economies. The September 11, 2001 terrorist attack on the World Trade Center in New York City has had and is likely to continue to have an adverse effect on all areas of the New York economy. The financial sector activity remains the largest risk to the New York economy and any prolonged downturn in the financial sector could produce sharper declines in both employment and compensation. While the potential economic benefits of the recovery and rebuilding efforts in New York may serve to off-set these losses, a general risk does exist that issuers of municipal securities held by the Fund may not be able to make their timely payments of principal and interest.

(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.


--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                            Capital Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.15%



         Other expenses                                                  0.63%
                                                                          --------



         Total annual Fund operating expenses                            0.78%



         Fee waivers and/or reimbursements                              (0.58)%
                                                                          --------



         Total net expenses(2)                                           0.20%
                                                                          ========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Capital Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CAPITAL CLASS SHARES                    $20      $191      $376       $912

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

      - SPECIAL RULES FOR MONEY MARKET FUNDS -- Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

        - may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

        - must maintain an average dollar-weighted maturity of 90 days or less

        - may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days (except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves)

        - may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities, except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves, which also may invest in second-tier securities.

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy of certain Funds may be changed without shareholder approval by giving the shareholder at least 60 days notice. The 80% Policy of certain other Funds and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a

        Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, distribution, administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - INFORMATION FOR FEDERALLY CHARTERED CREDIT UNIONS -- Shares of Nations Treasury Reserves and Nations Government Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.321.7854 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------


INVESTMENT ADVISER

BACAP is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Money Market Funds described in this prospectus.

BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $195 billion, BACAP acts as investment manager for individuals, corporations, private investment companies and financial institutions. BACAP uses a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP's Cash Investment Team is responsible for making the day-to-day investment decisions for each Fund.

Nations Funds pays BACAP an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

BACAP has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2004. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BACAP will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BACAP can receive, along with the actual advisory fees BACAP and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  NATIONS CASH RESERVES                                       0.15%       0.12%



  NATIONS MONEY MARKET RESERVES                               0.15%       0.12%



  NATIONS TREASURY RESERVES                                   0.15%       0.12%



  NATIONS GOVERNMENT RESERVES                                 0.15%       0.12%



  NATIONS MUNICIPAL RESERVES                                  0.15%       0.12%



  NATIONS TAX-EXEMPT RESERVES                                 0.15%       0.12%



  NATIONS CALIFORNIA TAX-EXEMPT RESERVES                      0.15%       0.12%



  NATIONS NEW YORK TAX-EXEMPT RESERVES                        0.15%       0.00%

INVESTMENT SUB-ADVISER

Nations Funds and BACAP may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BACAP retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BACAP may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. BACAP and the Funds have applied for relief from the SEC to permit the Funds to act on many of BACAP's recommendations with approval only by the Board and not by Fund shareholders. BACAP or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BACAP and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

BACAP DISTRIBUTORS, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------

The Funds are distributed by BACAP Distributors, LLC (BACAP Distributors), a registered broker/dealer.

BACAP Distributors is also administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay BACAP Distributors a fee of 0.10% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

BACAP and BACAP Distributors may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

--------------------------------------------------------------------------------

PFPC INC.

400 BELLEVUE PARKWAY WILMINGTON, DELAWARE 19809

--------------------------------------------------------------------------------


PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares
(DOLLAR SIGN GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


This prospectus offers Capital Class Shares of the Funds. Here are some general rules about this class of shares:

  - Capital Class Shares are available to eligible institutions and individuals on a direct basis or through certain financial institutions or intermediaries.

  - The minimum initial investment is $1,000,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary agent or custodian may no longer be eligible to purchase or hold Capital Class Shares.

  - There is no minimum for additional investments.

  - There are no sales charges for buying, selling or exchanging these shares.

You'll find more information about buying, selling and exchanging Capital Class Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs and services.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 5:00 p.m. Eastern time each business day for each share class of Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

  - 2:30 p.m. Eastern time each business day for each share class of Nations Government Reserves

  - 12:00 noon Eastern time each business day for each share class of Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time each business day for each share class of Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities.

Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  - 5:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves, except:

    - Orders must be received for Nations Cash Reserves by 3:00 p.m. Eastern time on the last business day of the calendar year

    - Orders must be received for Nations Money Market Reserves by 3:00 p.m. Eastern time on business days that precede the national holidays observed by the Fund

    - Orders must be received for Nations Treasury Reserves by 3:00 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by the Fund

  - 2:30 p.m. Eastern time for Nations Government Reserves

  - 12:00 noon Eastern time for Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------


(PLUS SIGN DOLLAR         BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Capital Class Shares at net asset value per share.

        - We must receive payment by the following times on the business day BACAP Distributors, PFPC or their agents receive the order (unless the Fund closes early):

           - 5:30 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves, except:

              - Payment must be received for Nations Cash Reserves by 4:00 p.m.
                Eastern time on the last business day of the calendar year

              - Payment must be received for Nations Money Market Reserves by
                4:00 p.m. Eastern time on business days that precede the national holidays observed by this Fund

              - Payment must be received for Nations Treasury Reserves by 4:00
                p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by this Fund

           - 4:00 p.m. Eastern time for Nations Government Reserves, Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

            If we receive payment after these times, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change these times under certain circumstances, for example, when there's more wiring activity than normal.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.
        - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

(MINUS SIGN DOLLAR        SELLING SHARES
  GRAPHIC)


--------------------------------------------------------------------------------




 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------

      Here are some general rules for selling shares:

        - We normally send the sale proceeds by Fedwire on the same business day that BACAP Distributors, PFPC or their agents receive your order.

        - You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Nations Treasury Reserves).

        - We can delay payment of the sale proceeds of Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves or Nations Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - We can delay payment of the sale proceeds of Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Nations New York Tax-Exempt Reserves for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 30 days notice in writing if we're going to do this

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you

        - under certain other circumstances allowed under the 1940 Act

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.
--------------------------------------------------------------------------------


       EXCHANGING SHARES

(ARROWS GRAPHIC)
      You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can exchange Capital Class Shares of a Fund for Capital Class Shares of any other Nations Money Market Fund.

        - You must exchange at least $1,000,000 at a time.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

Distributions and taxes
(TAX DOLLAR GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and any net short-term capital gain generally are taxable to you as ordinary income. Although the Funds do not expect to realize any capital gain, any distributions of net long-term capital gain generally are taxable to you as long-term capital gain.

In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income. Fund distributions also will not qualify for recently enacted reductions in federal income taxation of dividends payable to individuals from domestic and certain foreign corporations.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

NATIONS MUNICIPAL RESERVES, NATIONS TAX-EXEMPT RESERVES, NATIONS CALIFORNIA TAX-EXEMPT RESERVES, NATIONS NEW YORK TAX-EXEMPT RESERVES

In general, you will not be subject to federal income tax on distributions from Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves of their tax-exempt interest income. Distributions from Nations California Tax-Exempt Reserves of its interest income from California municipal securities will not be subject to California state individual income tax. Distributions from Nations New York Tax-Exempt Reserves of its interest income from New York municipal securities will not be subject to New York State and New York City individual income tax. Distributions from these Funds, however, may be subject to state, local and other taxes.

Although these Funds do not intend to earn any taxable income or capital gain, any distributions of such income or capital gain generally are subject to tax.

A portion of the distributions from Nations Municipal Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves may also be subject to alternative minimum taxes.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The financial highlights of Nations Money Market Reserves for the fiscal period from December 1, 1997 through May 15, 1998 were audited by other independent accountants. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS CASH RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED       PERIOD ENDED
  CAPITAL CLASS SHARES                        03/31/03          03/31/02          03/31/01          03/31/00         03/31/99*
  Net asset value, beginning of period         $1.00             $1.00             $1.00             $1.00             $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                 0.0161            0.0320            0.0628            0.0532            0.0484
  LESS DISTRIBUTIONS:
  Dividends from net investment income        (0.0161)          (0.0320)          (0.0628)          (0.0532)          (0.0484)
  Net asset value, end of period               $1.00             $1.00             $1.00             $1.00             $1.00
  TOTAL RETURN++                               1.63%             3.25%             6.46%             5.46%             4.95%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)      $33,084,072       $39,231,604       $20,037,526        $8,642,609        $4,379,430
  Ratio of operating expenses to average
    net assets                              0.20%(a)(b)       0.20%(a)(b)         0.20%(a)        0.20%(a)(b)        0.20%+(a)
  Ratio of net investment income/(loss)
    to average net assets                      1.62%             2.92%             6.22%             5.37%             5.24%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                    0.26%(a)          0.27%(a)          0.27%(a)          0.29%(a)         0.43%+(a)

                                              YEAR ENDED
  CAPITAL CLASS SHARES                         04/30/98
  Net asset value, beginning of period          $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0554
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0554)
  Net asset value, end of period                $1.00
  TOTAL RETURN++                                5.70%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)        $3,051,559
  Ratio of operating expenses to average
    net assets                                 0.20%(b)
  Ratio of net investment income/(loss)
    to average net assets                       5.54%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.44%

* Fiscal year end changed to March 31. Prior to this, the fiscal year end was April 30.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MONEY MARKET RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED       PERIOD ENDED
  CAPITAL CLASS SHARES                        03/31/03          03/31/02          03/31/01          03/31/00        03/31/99*,**
  Net asset value, beginning of period         $1.00             $1.00             $1.00             $1.00             $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                 0.0155            0.0311            0.0625            0.0535            0.0438
  LESS DISTRIBUTIONS:
  Dividends from net investment income        (0.0155)          (0.0311)          (0.0625)          (0.0535)          (0.0438)
  Net asset value, end of period               $1.00             $1.00             $1.00             $1.00             $1.00
  TOTAL RETURN++                               1.56%             3.16%             6.43%             5.48%             4.47%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)      $10,092,837       $11,084,336        $6,103,253        $4,064,349         $595,482
  Ratio of operating expenses to average
    net assets                              0.20%(a)(b)         0.20%(a)        0.20%(a)(b)       0.20%(a)(b)        0.20%+(a)
  Ratio of net investment income/(loss)
    to average net assets                      1.54%             2.85%             6.19%             5.64%             4.87%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                    0.26%(a)          0.28%(a)          0.27%(a)          0.33%(a)         0.46%+(a)

                                             PERIOD ENDED
  CAPITAL CLASS SHARES                        05/15/98*
  Net asset value, beginning of period          $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0252
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0252)
  Net asset value, end of period                $1.00
  TOTAL RETURN++                                2.55%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $118,880
  Ratio of operating expenses to average
    net assets                                  0.20%+
  Ratio of net investment income/(loss)
    to average net assets                       5.54%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.27%+

* The financial information for the fiscal periods reflect the financial information for the Emerald Prime Advantage Institutional Fund, which was reorganized into Capital Class Shares as of May 22, 1998.
** Fiscal year end changed to March 31. Prior to this, the fiscal year end was April 30.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TREASURY RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED       PERIOD ENDED
  CAPITAL CLASS SHARES                        03/31/03          03/31/02          03/31/01          03/31/00         03/31/99*
  Net asset value, beginning of period         $1.00             $1.00             $1.00             $1.00             $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                 0.0150            0.0302            0.0603            0.0504            0.0462
  LESS DISTRIBUTIONS:
  Dividends from net investment income        (0.0150)          (0.0302)          (0.0603)          (0.0504)          (0.0462)
  Net asset value, end of period               $1.00             $1.00             $1.00             $1.00             $1.00
  TOTAL RETURN++                               1.51%             3.06%             6.20%             5.15%             4.72%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)       $2,560,626        $3,715,126        $1,900,312        $1,026,684        $1,382,688
  Ratio of operating expenses to average
    net assets                                0.20%(a)          0.20%(a)        0.20%(a)(b)       0.20%(a)(b)        0.20%+(a)
  Ratio of net investment income/(loss)
    to average net assets                      1.52%             2.81%             5.99%             5.06%             4.99%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                    0.26%(a)          0.27%(a)          0.27%(a)          0.28%(a)         0.45%+(a)

                                              YEAR ENDED
  CAPITAL CLASS SHARES                         04/30/98
  Net asset value, beginning of period          $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0541
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0541)
  Net asset value, end of period                $1.00
  TOTAL RETURN++                                5.55%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $246,058
  Ratio of operating expenses to average
    net assets                                  0.20%
  Ratio of net investment income/(loss)
    to average net assets                       5.41%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.45%

* Fiscal year end changed to March 31. Prior to this, the fiscal year end was April 30.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS GOVERNMENT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED       PERIOD ENDED
  CAPITAL CLASS SHARES                        03/31/03          03/31/02          03/31/01          03/31/00         03/31/99*
  Net asset value, beginning of period         $1.00             $1.00             $1.00             $1.00             $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                 0.0151            0.0303            0.0615            0.0516            0.0468
  LESS DISTRIBUTIONS:
  Dividends from net investment income        (0.0151)          (0.0303)          (0.0615)          (0.0516)          (0.0468)
  Net asset value, end of period               $1.00             $1.00             $1.00             $1.00             $1.00
  TOTAL RETURN++                               1.52%             3.07%             6.32%             5.28%             4.78%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)       $1,772,133        $1,818,554         $852,138          $381,336          $229,561
  Ratio of operating expenses to average
    net assets                                0.20%(a)          0.20%(a)        0.20%(a)(b)       0.20%(a)(b)        0.20%+(a)
  Ratio of net investment income/(loss)
    to average net assets                      1.48%             2.70%             6.06%             5.26%             5.05%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                    0.27%(a)          0.28%(a)          0.29%(a)          0.29%(a)         0.44%+(a)

                                              YEAR ENDED
  CAPITAL CLASS SHARES                         04/30/98
  Net asset value, beginning of period          $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0543
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0543)
  Net asset value, end of period                $1.00
  TOTAL RETURN++                                5.57%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $190,607
  Ratio of operating expenses to average
    net assets                                  0.20%
  Ratio of net investment income/(loss)
    to average net assets                       5.43%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.45%

* Fiscal year end changed to March 31. Prior to this, the fiscal year end was April 30.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MUNICIPAL RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED       PERIOD ENDED
  CAPITAL CLASS SHARES                        03/31/03          03/31/02          03/31/01          03/31/00         03/31/99*
  Net asset value, beginning of period         $1.00             $1.00             $1.00             $1.00             $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                 0.0127            0.0215            0.0392            0.0329            0.0292
  LESS DISTRIBUTIONS:
  Dividends from net investment income        (0.0127)          (0.0215)          (0.0392)          (0.0329)          (0.0292)
  Net asset value, end of period               $1.00             $1.00             $1.00             $1.00             $1.00
  TOTAL RETURN++                               1.28%             2.18%             3.99%             3.34%             2.96%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)       $1,379,684         $456,528          $145,248          $172,693          $134,268
  Ratio of operating expenses to average
    net assets                                 0.20%             0.20%             0.20%             0.20%             0.20%+
  Ratio of net investment income/(loss)
    to average net assets                      1.23%             2.03%             3.93%             3.29%             3.10%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.28%             0.30%             0.29%             0.30%             0.48%+

                                              YEAR ENDED
  CAPITAL CLASS SHARES                         04/30/98
  Net asset value, beginning of period          $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0353
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0353)
  Net asset value, end of period                $1.00
  TOTAL RETURN++                                3.61%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $74,251
  Ratio of operating expenses to average
    net assets                                 0.20%(a)
  Ratio of net investment income/(loss)
    to average net assets                       3.53%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.48%

* Fiscal year end changed to March 31. Prior to this, the fiscal year end was April 30.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of interest expense on the operating expense ratio was 0.01%.

NATIONS TAX-EXEMPT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                                  PERIOD ENDED
  CAPITAL CLASS SHARES                                             03/31/03*
  Net asset value, beginning of period                               $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                       0.0095
  LESS DISTRIBUTIONS:
  Dividends from net investment income                              (0.0095)
  Net asset value, end of period                                     $1.00
  TOTAL RETURN++                                                     0.96%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                              $275,095
  Ratio of operating expenses to average
    net assets                                                       0.20%+
  Ratio of net investment income/(loss)
    to average net assets                                            1.13%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                           0.28%+

* Tax-Exempt Reserves Capital Class Shares commenced operations on June 13,
2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

NATIONS CALIFORNIA TAX-EXEMPT

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
RESERVES

                                                    YEAR ENDED                      YEAR ENDED
  CAPITAL CLASS SHARES                               03/31/03                        03/31/02
  Net asset value, beginning of period                $1.00                           $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                        0.0115                          0.0199
  LESS DISTRIBUTIONS:
  Dividends from net investment income               (0.0115)                        (0.0199)
  Net asset value, end of period                      $1.00                           $1.00
  TOTAL RETURN++                                      1.17%                           2.01%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)               $172,261                        $102,040
  Ratio of operating expenses to average
    net assets                                        0.20%                           0.20%
  Ratio of net investment income/(loss)
    to average net assets                             1.15%                           1.38%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                            0.27%                           0.28%

                                                    PERIOD ENDED
  CAPITAL CLASS SHARES                               03/31/01*
  Net asset value, beginning of period                 $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                         0.0153
  LESS DISTRIBUTIONS:
  Dividends from net investment income                (0.0153)
  Net asset value, end of period                       $1.00
  TOTAL RETURN++                                       1.54%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                  $30
  Ratio of operating expenses to average
    net assets                                         0.20%+
  Ratio of net investment income/(loss)
    to average net assets                              3.33%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                             0.28%+

* California Tax-Exempt Reserves Capital Class Shares commenced operations on October 3, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

NATIONS NEW YORK TAX-EXEMPT

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
RESERVES

                                                            YEAR ENDED
  CAPITAL CLASS SHARES                                       03/31/03
  Net asset value, beginning of period                         $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                0.0122
  LESS DISTRIBUTIONS:
  Dividends from net investment income                       (0.0122)
  Net asset value, end of period                               $1.00
  TOTAL RETURN++                                               1.23%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                        $9,483
  Ratio of operating expenses to average
    net assets                                                 0.13%
  Ratio of net investment income/(loss)
    to average net assets                                      1.27%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                     0.78%

                                                            PERIOD ENDED
  CAPITAL CLASS SHARES                                        03/31/02*
  Net asset value, beginning of period                          $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                 0.0013
  LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.0013)
  Net asset value, end of period                                $1.00
  TOTAL RETURN++                                                0.13%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                         $20,015
  Ratio of operating expenses to average
    net assets                                                 0.20%+
  Ratio of net investment income/(loss)
    to average net assets                                      1.03%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                     4.51%+

* New York Tax-Exempt Reserves Capital Class Shares commenced operations on February 15, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

DEBT SECURITY -- when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

EQUITY SECURITY -- an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIRST-TIER SECURITY -- under Rule 2a-7 of the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

GUARANTEED INVESTMENT CONTRACT -- an investment instrument issued by a rated insurance company in return for a payment by an investor.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities. For Nations Treasury Reserves and Nations Government Reserves, money market instruments do not include either commercial paper or municipal securities.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

PARTICIPATION -- a pass-through certificate representing a share in a pool of debt obligations or other instruments.

PASS-THROUGH CERTIFICATE -- securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

PRIVATE ACTIVITY BOND -- a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SPECIAL PURPOSE ISSUER -- an entity organized solely to issue asset-backed securities on a pool of assets it owns.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. TREASURY OBLIGATION -- a debt security issued by the U.S. Treasury.

Where to find more information
(QUESTION MARK GRAPHIC)
You'll find more information about Nations Money Market Funds in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS

      The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Funds and their policies. The
                   SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations
      Funds:

      By telephone: 1.800.626.2275 (Institutional Investors)
                       1.800.321.7854 (Individual Investors)

      By mail:
      NATIONS FUNDS
      C/O BACAP DISTRIBUTORS, LLC
      ONE BANK OF AMERICA PLAZA
      33RD FLOOR
      CHARLOTTE, NC 28255

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


--------------------------------------------------------------------------------
SEC file number:
Nations Funds Trust, 811-09645
CAPITAL-0803
--------------------------------------------------------------------------------


                                                            (NATIONS FUNDS LOGO)

                Money Market Funds
                ----------------------------------------------------------------
                Prospectus -- Institutional Class Shares
                August 1, 2003
(NATIONS FUNDS LOGO)

NATIONS CASH RESERVES
NATIONS MONEY MARKET RESERVES
NATIONS TREASURY RESERVES
NATIONS GOVERNMENT RESERVES
NATIONS MUNICIPAL RESERVES
NATIONS TAX-EXEMPT RESERVES
NATIONS CALIFORNIA TAX-EXEMPT RESERVES
NATIONS NEW YORK TAX-EXEMPT RESERVES


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN
 THIS PROSPECTUS ON PAGE 50.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about some Nations Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Institutional Class Shares of the Funds. This class of shares is designed primarily for financial institutions and intermediaries for their own accounts, and for certain of their client accounts. Please turn to BUYING, SELLING AND EXCHANGING SHARES for more information about who is eligible to buy this class of shares.

ABOUT THE FUNDS

The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  - you're looking for a relatively low risk investment with stability of principal

  - you have short-term income needs

They may not be suitable for you if:

  - you're looking for higher returns

  - you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.626.2275 if you're an institutional investor. You can also contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BACAP IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE ABOUT BACAP STARTING ON PAGE 35.

--------------------------------------------------------------------------------


NATIONS CASH RESERVES                                            4
------------------------------------------------------------------
NATIONS MONEY MARKET RESERVES                                    7
------------------------------------------------------------------
NATIONS TREASURY RESERVES                                       10
------------------------------------------------------------------
NATIONS GOVERNMENT RESERVES                                     14
------------------------------------------------------------------
NATIONS MUNICIPAL RESERVES                                      18
------------------------------------------------------------------
NATIONS TAX-EXEMPT RESERVES                                     22
------------------------------------------------------------------
NATIONS CALIFORNIA TAX-EXEMPT RESERVES                          26
------------------------------------------------------------------
NATIONS NEW YORK TAX-EXEMPT RESERVES                            30
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     33
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       35

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         37
     How orders are processed                                   38
  Shareholder administration fees                               42
  Distributions and taxes                                       43
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            45
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   50
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS CASH RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - commercial paper

  - bank obligations

  - short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  - short-term taxable municipal securities

  - repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Cash Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Institutional Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2001     2002
               ----     ----
               4.18%    1.77%



              *Year-to-date return as of June 30, 2003: 0.58%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 1ST QUARTER 2001:          1.43%
         WORST: 4TH QUARTER 2002:         0.38%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002


                                                                                LIFE OF
                                                                 1 YEAR          FUND*
         INSTITUTIONAL CLASS SHARES                              1.77%          3.10%




      *THE INCEPTION DATE OF INSTITUTIONAL CLASS SHARES IS NOVEMBER 30, 2000.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                        Institutional Class
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases               none



         Maximum deferred sales charge (load)                           none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                0.15%



         Shareholder administration fees                                0.04%



         Other expenses                                                 0.11%
                                                                         -----------



         Total annual Fund operating expenses                           0.30%



         Fee waivers and/or reimbursements                             (0.06)%
                                                                         -----------



         Total net expenses(2)                                          0.24%
                                                                         ===========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Institutional Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INSTITUTIONAL CLASS SHARES              $25       $90      $163       $375

NATIONS MONEY MARKET RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - commercial paper

  - bank obligations

  - short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  - short-term taxable municipal securities

  - repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Money Market Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Institutional Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2001     2002
               ----     ----
               4.11%    1.69%



              *Year-to-date return as of June 30, 2003: 0.56%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 1ST QUARTER 2001:          1.42%
         WORST: 4TH QUARTER 2002:         0.36%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002


                                                                                LIFE OF
                                                                 1 YEAR         FUND*
         INSTITUTIONAL CLASS SHARES                              1.69%           3.11%




      *THE INCEPTION DATE OF INSTITUTIONAL CLASS SHARES IS NOVEMBER 17, 2000.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                        Institutional Class
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases               none



         Maximum deferred sales charge (load)                           none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                0.15%



         Shareholder administration fees                                0.04%



         Other expenses                                                 0.11%
                                                                         -----------



         Total annual Fund operating expenses                           0.30%



         Fee waivers and/or reimbursements                             (0.06)%
                                                                         -----------



         Total net expenses(2)                                          0.24%
                                                                         ===========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Institutional Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INSTITUTIONAL CLASS SHARES              $25       $90      $163       $375

NATIONS TREASURY RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - U.S. Treasury obligations

  - repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations and U.S. government obligations

  - obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(GRAPH GRAPHIC)    RISKS AND OTHER THINGS TO CONSIDER
                   Nations Treasury Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- Some of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Institutional Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2001     2002
               ----     ----
               3.94%    1.65%



              *Year-to-date return as of June 30, 2003: 0.55%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 1ST QUARTER 2001:          1.36%
         WORST: 4TH QUARTER 2002:         0.35%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002


                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         INSTITUTIONAL CLASS SHARES                                1.65%     2.99%

      *THE INCEPTION DATE OF INSTITUTIONAL CLASS SHARES IS NOVEMBER 21, 2000.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                        Institutional Class
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases               none



         Maximum deferred sales charge (load)                           none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                0.15%



         Shareholder administration fees                                0.04%



         Other expenses                                                 0.11%
                                                                         -----------



         Total annual Fund operating expenses                           0.30%



         Fee waivers and/or reimbursements                             (0.06)%
                                                                         -----------



         Total net expenses(2)                                          0.24%
                                                                         ===========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Institutional Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INSTITUTIONAL CLASS SHARES              $25       $90      $163       $375

NATIONS GOVERNMENT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S.
                   government obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily U.S. government obligations and U.S. Treasury obligations, the interest on which is generally free from state income tax.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(GRAPH GRAPHIC)    RISKS AND OTHER THINGS TO CONSIDER
                   Nations Government Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Institutional Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2001     2002
               ----     ----
               4.02%    1.63%



              *Year-to-date return as of June 30, 2003: 0.56%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 1ST QUARTER 2001:           1.39%
         WORST: 4TH QUARTER 2002:          0.35%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002


                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         INSTITUTIONAL CLASS SHARES                                1.63%    3.01%

      *THE INCEPTION DATE OF INSTITUTIONAL CLASS SHARES IS NOVEMBER 21, 2000.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                        Institutional Class
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases               none



         Maximum deferred sales charge (load)                           none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                0.15%



         Shareholder administration fees                                0.04%



         Other expenses                                                 0.12%
                                                                         -----------



         Total annual Fund operating expenses                           0.31%



         Fee waivers and/or reimbursements                             (0.07)%
                                                                         -----------



         Total net expenses(2)                                          0.24%
                                                                         ===========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Institutional Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INSTITUTIONAL CLASS SHARES              $25       $93      $167       $387

NATIONS MUNICIPAL RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax. The Fund invests in municipal securities that, at the time of investment, are considered by the team to have minimal credit risk and to be of high quality.

The Fund may invest all or any portion of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(GRAPH GRAPHIC)    RISKS AND OTHER THINGS TO CONSIDER
                   Nations Municipal Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on municipal obligations, which is generally free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state, local and other taxes. Shares of Nations Municipal Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BARCHART GRAPHIC) A LOOK AT THE FUND'S PERFORMANCE
                   The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Institutional Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2001     2002
               ----     ----
               1.97%    1.32%



              *Year-to-date return as of June 30, 2003: 0.50%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 1ST QUARTER 2001:                                       0.64%



         WORST: 2ND QUARTER 2001 AND 1ST AND 3RD QUARTERS 2002:        0.32%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002


                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         INSTITUTIONAL CLASS SHARES                                1.32%     1.78%

      *THE INCEPTION DATE OF INSTITUTIONAL CLASS SHARES IS NOVEMBER 21, 2000.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                        Institutional Class
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases               none



         Maximum deferred sales charge (load)                           none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                0.15%



         Shareholder administration fees                                0.04%



         Other expenses                                                 0.13%
                                                                         -----------



         Total annual Fund operating expenses                           0.32%



         Fee waivers and/or reimbursements                             (0.08)%
                                                                         -----------



         Total net expenses(2)                                          0.24%
                                                                         ===========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Institutional Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004, and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INSTITUTIONAL CLASS SHARES              $25       $95      $172       $398

NATIONS TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. The Fund normally invests all of its assets in municipal securities which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(GRAPH GRAPHIC)    RISKS AND OTHER THINGS TO CONSIDER
                   Nations Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on municipal obligations, which is generally free from federal income and alternative minimum taxes, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities, or from realized capital gains, is generally subject to federal, state and local taxes. Shares of Nations Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               1.97%    2.47%    3.43%    3.06%    3.22%    2.93%    2.73%    3.58%    2.22%    0.85%



              *Year-to-date return as of June 30, 2003: 0.28%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 2ND AND 4TH QUARTERS 2000:         0.94%
         WORST: 1ST AND 3RD QUARTERS 2002:        0.20%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002


                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         INVESTOR A SHARES                       0.85%     2.46%     2.64%      2.86%

      *THE INCEPTION DATE OF INVESTOR A SHARES IS APRIL 5, 1991.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                       Institutional Class
         (Fees paid directly from your investment)                    Shares
         Maximum sales charge (load) imposed on purchases              none



         Maximum deferred sales charge (load)                          none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                               0.15%



         Shareholder administration fees                               0.04%



         Other expenses                                                0.13%
                                                                        -----------



         Total annual Fund operating expenses                          0.32%



         Fee waivers and/or reimbursements                            (0.08)%
                                                                        -----------



         Total net expenses(2)                                         0.24%
                                                                        ===========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Institutional Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INSTITUTIONAL CLASS SHARES              $25       $95      $172       $398

NATIONS CALIFORNIA TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from California state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and California individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(GRAPH GRAPHIC)    RISKS AND OTHER THINGS TO CONSIDER
                   Nations California Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on California municipal obligations, which is generally free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of Nations California Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

      - STATE SPECIFIC RISK -- State specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. A slow-down in the economy and a drop in revenues from personal income tax on capital gains and stock options caused by the weak performance of the stock market have contributed to an overall decline in the current finances of California and its municipalities. The State projects a deficit of $23.6 billion for fiscal year 2002-03. Further, the State continues to experience significant energy-related challenges and commitments. As of July 1, the State Legislature has not approved a budget for fiscal year 2002-03. It is unclear how the current economic conditions or the energy-situation may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Institutional Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2002
               ----
               0.86%



              *Year-to-date return as of June 30, 2003: 0.46%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 2ND QUARTER 1995:          0.88%
         WORST: 1ST QUARTER 2002:         0.00%*

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002


                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         INSTITUTIONAL CLASS SHARES                                0.86%     0.85%

      *THE INCEPTION DATE OF INSTITUTIONAL CLASS SHARES IS MARCH 28, 2001,
       HOWEVER, DURING THE PERIOD REFLECTED IN THE WORST QUARTERLY RETURN DISCLOSURE THE FUND EXPERIENCED STATIC PERFORMANCE DUE TO A NOMINAL ASSET LEVEL.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                        Institutional Class
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases               none



         Maximum deferred sales charge (load)                           none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                0.15%



         Shareholder administration fees                                0.04%



         Other expenses                                                 0.12%
                                                                         -----------



         Total annual Fund operating expenses                           0.31%



         Fee waivers and/or reimbursements                             (0.07)%
                                                                         -----------



         Total net expenses(2)                                          0.24%
                                                                         ===========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Institutional Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INSTITUTIONAL CLASS SHARES              $25       $93      $167       $387

NATIONS NEW YORK TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from New York state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest that is free from federal income tax and New York state individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(GRAPH GRAPHIC)    RISKS AND OTHER THINGS TO CONSIDER
                   Nations New York Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most distributions paid by the Fund come from interest on New York municipal obligations, which is generally free from federal income tax and New York State and New York City individual income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of Nations New York Tax-Exempt Reserves would not be a suitable investment for tax-advantaged accounts or tax-exempt investors.

      - STATE SPECIFIC RISK -- State specific risk is the chance that the Fund, because it invests primarily in securities issued by New York State, New York City and New York's other municipalities, is more vulnerable to unfavorable developments in New York than funds that invest in municipal bonds of many different states. Although New York's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity, adverse conditions affecting any one of these industries could have a negative impact on New York municipal securities. Travel and tourism also constitute an important part of the New York State and City economies. The September 11, 2001 terrorist attack on the World Trade Center in New York City has had and is likely to continue to have an adverse effect on all areas of the New York economy. The financial sector activity remains the largest risk to the New York economy and any prolonged downturn in the financial sector could produce sharper declines in both employment and compensation. While the potential economic benefits of the recovery and rebuilding efforts in New York may serve to off-set these losses, a general risk does exist that issuers of municipal securities held by the Fund may not be able to make their timely payments of principal and interest.

(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.


--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                     Institutional Class
         SHAREHOLDER FEES (Fees paid directly from your investment)         Shares
         Maximum sales charge (load) imposed on purchases                    none



         Maximum deferred sales charge (load)                                none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                    0.15%



         Shareholder administration fees                                    0.04%



         Other expenses                                                     0.63%
                                                                             ------------



         Total annual Fund operating expenses                               0.82%



         Fee waivers and/or reimbursements                                 (0.58)%
                                                                             ------------



         Total net expenses(2)                                              0.24%
                                                                             ============

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Institutional Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INSTITUTIONAL CLASS SHARES              $25      $204      $398       $960

Other important information
(GRAPH GRAPHIC)

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

      - SPECIAL RULES FOR MONEY MARKET FUNDS -- Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

        - may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

        - must maintain an average dollar-weighted maturity of 90 days or less

        - may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days (except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves)

        - may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities, except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves, which also may invest in second-tier securities.

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy of certain Funds may be changed without shareholder approval by giving the shareholder at least 60 days notice. The 80% Policy of certain other Funds and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, distribution, administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - INFORMATION FOR FEDERALLY CHARTERED CREDIT UNIONS -- Shares of Nations Treasury Reserves and Nations Government Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.321.7854 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------


INVESTMENT ADVISER

BACAP is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Money Market Funds described in this prospectus.

BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $195 billion, BACAP acts as investment manager for individuals, corporations, private investment companies and financial institutions. BACAP uses a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP's Cash Investment Team is responsible for making the day-to-day investment decisions for each Fund.

Nations Funds pays BACAP an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

BACAP has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2004. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BACAP will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BACAP can receive, along with the actual advisory fees BACAP and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  NATIONS CASH RESERVES                                       0.15%        0.12%



  NATIONS MONEY MARKET RESERVES                               0.15%        0.12%



  NATIONS TREASURY RESERVES                                   0.15%        0.12%



  NATIONS GOVERNMENT RESERVES                                 0.15%        0.12%



  NATIONS MUNICIPAL RESERVES                                  0.15%        0.12%



  NATIONS TAX-EXEMPT RESERVES                                 0.15%        0.12%



  NATIONS CALIFORNIA TAX-EXEMPT RESERVES                      0.15%        0.12%



  NATIONS NEW YORK TAX-EXEMPT RESERVES                        0.15%        0.00%

INVESTMENT SUB-ADVISER

Nations Funds and BACAP may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BACAP retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BACAP may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. BACAP and the Funds have applied for relief from the SEC to permit the Funds to act on many of BACAP's recommendations with approval only by the Board and not by Fund shareholders. BACAP or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BACAP and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

BACAP DISTRIBUTORS, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------

The Funds are distributed by BACAP Distributors, LLC (BACAP Distributors), a registered broker/dealer.

BACAP Distributors is also administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay BACAP Distributors a fee of 0.10% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly. The Funds also pay shareholder administration fees to BACAP Distributors, its affiliates and/or other financial institutions and intermediaries for providing services to investors.

--------------------------------------------------------------------------------

PFPC INC.

400 BELLEVUE PARKWAY
WILMINGTON, DELAWARE 19809

--------------------------------------------------------------------------------


PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares
(DOLLAR SIGN GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------

This prospectus offers Institutional Class Shares of the Funds. Here are some general rules about this class of shares:

  - Institutional Class Shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other similar services (Cash Management Services). This share class may be used in connection with specific Cash Management Services programs, including programs designed for certain sweep account customers of Bank of America. This class of shares may be offered by:

    - Bank of America and certain of its affiliates

    - certain other financial institutions and intermediaries, including financial planners and investment advisers.

  - The minimum initial investment is $750,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Institutional Class Shares.

  - There is no minimum amount for additional investments.

  - There are no sales charges for buying, selling or exchanging these shares.

  - Please contact your investment professional for more information about the availability of this share class.

You'll find more information about buying, selling and exchanging Institutional Class Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

Investors that purchase shares through financial institutions in connection with Cash Management Services programs may incur account-level fees in addition to the fees disclosed in this prospectus. These investors should review their Cash Management Services program disclosure documents for information regarding additional fees.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.626.2275 if you're an institutional investor. You can also contact your investment professional.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 5:00 p.m. Eastern time each business day for each share class of Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

  - 2:30 p.m. Eastern time each business day for each share class of Nations Government Reserves

  - 12:00 noon Eastern time each business day for each share class of Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time each business day for each share class of Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  - 5:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves, except:

    - Orders must be received for Nations Cash Reserves by 3:00 p.m. Eastern time on the last business day of the calendar year

    - Orders must be received for Nations Money Market Reserves by 3:00 p.m. Eastern time on business days that precede the national holidays observed by the Fund

    - Orders must be received for Nations Treasury Reserves by 3:00 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by the Fund

  - 2:30 p.m. Eastern time for Nations Government Reserves

  - 12:00 noon Eastern time for Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------


(PLUS DOLLAR SIGN  BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Institutional Class Shares at net asset value per share.

        - We must receive payment by the following times on the business day BACAP Distributors, PFPC or their agents receive the order (unless the Fund closes early):

            - 5:30 p.m. Eastern time for Nations Cash Reserves, Nations Money
              Market Reserves and Nations Treasury Reserves, except:

               - Payment must be received for Nations Cash Reserves by 4:00 p.m.
                 Eastern time on the last business day of the calendar year

               - Payment must be received for Nations Money Market Reserves by
                 4:00 p.m. Eastern time on business days that precede the national holidays observed by this Fund

               - Payment must be received for Nations Treasury Reserves by 4:00
                 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by this Fund

        - 4:00 p.m. Eastern time for Nations Government Reserves, Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

      If we receive payment after these times, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change these times under certain circumstances, for example, when there's more wiring activity than normal.

      - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.



      - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

(MINUS DOLLAR SIGN GRAPHIC)              SELLING SHARES

      Here are some general rules for selling shares:

--------------------------------------------------------------------------------




 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------


        - We normally send the sale proceeds by Fedwire on the same business day that BACAP Distributors, PFPC or their agents receive your order.

        - You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Nations Treasury Reserves).

        - We can delay payment of the sale proceeds of Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves or Nations Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - We can delay payment of the sale proceeds of Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Nations New York Tax-Exempt Reserves for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 30 days notice in writing if we're going to do this

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you

        - under certain other circumstances allowed under the 1940 Act

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.
--------------------------------------------------------------------------------



(ARROWS GRAPHIC)   EXCHANGING SHARES

      You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can exchange Institutional Class Shares of a Fund for Institutional Class Shares of any other Nations Money Market Fund.

        - You must exchange at least $750,000 at a time.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

Shareholder administration fees
(PERCENT GRAPHIC)

--------------------------------------------------------------------------------

FINANCIAL INSTITUTIONS AND INTERMEDIARIES MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.
--------------------------------------------------------------------------------


BACAP, its affiliates and/or other financial institutions and intermediaries may receive a maximum annual shareholder administration fee of 0.04% of the average daily net assets of Institutional Class Shares of the Funds under a shareholder administration plan.

Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Funds pay these fees to eligible financial institutions and intermediaries for as long as the plan continues. We may reduce or discontinue payments at any time.

BACAP and BACAP Distributors may pay amounts from their own assets to servicing agents of the Funds for services they provide.

Distributions and taxes
(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU
REINVEST YOUR DISTRIBUTIONS.
--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.626.2275 if you're an institutional investor.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and any net short-term capital gain generally are taxable to you as ordinary income. Although the Funds do not expect to realize any capital gain, any distributions of net long-term capital gain generally are taxable to you as long-term capital gain.

In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income. Fund distributions also will not qualify for recently enacted reductions in federal income taxation of dividends payable to individuals from domestic and certain foreign corporations.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

NATIONS MUNICIPAL RESERVES, NATIONS TAX-EXEMPT RESERVES, NATIONS CALIFORNIA TAX-EXEMPT RESERVES, NATIONS NEW YORK TAX-EXEMPT RESERVES

In general, you will not be subject to federal income tax on distributions from Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves of their tax-exempt interest income. Distributions from Nations California Tax-Exempt Reserves of its interest income from California municipal securities will not be subject to California state individual income tax. Distributions from Nations New York Tax-Exempt Reserves of its interest income from New York municipal securities will not be subject to New York State and New York City individual income tax. Distributions from these Funds, however, may be subject to state, local and other taxes.

Although these Funds do not intend to earn any taxable income or capital gain, any distributions of such income or capital gain generally are subject to tax.

A portion of the distributions from Nations Municipal Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves may also be subject to alternative minimum taxes.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records
  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS CASH RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED                       YEAR ENDED
  INSTITUTIONAL CLASS SHARES                         03/31/03                         03/31/02
  Net asset value, beginning of period                 $1.00                            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                        0.0158                           0.0316
  LESS DISTRIBUTIONS:
  Dividends from net investment income               (0.0158)                         (0.0316)
  Net asset value, end of period                       $1.00                            $1.00
  TOTAL RETURN++                                       1.59%                            3.21%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)              $4,541,350                       $3,257,737
  Ratio of operating expenses to average
    net assets                                      0.24%(a)(b)                      0.24%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                              1.58%                            2.88%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                           0.30%(a)                         0.31%(a)

                                                    PERIOD ENDED
  INSTITUTIONAL CLASS SHARES                          03/31/01*
  Net asset value, beginning of period                  $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                         0.0192
  LESS DISTRIBUTIONS:
  Dividends from net investment income                (0.0192)
  Net asset value, end of period                        $1.00
  TOTAL RETURN++                                        1.90%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                $651,116
  Ratio of operating expenses to average
    net assets                                        0.24%+(a)
  Ratio of net investment income/(loss)
    to average net assets                              6.18%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                            0.31%+(a)

* Cash Reserves Institutional Class Shares commenced operations on November 30, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MONEY MARKET RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED                      YEAR ENDED
  INSTITUTIONAL CLASS SHARES                         03/31/03                        03/31/02
  Net asset value, beginning of period                $1.00                           $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                        0.0151                          0.0307
  LESS DISTRIBUTIONS:
  Dividends from net investment income               (0.0151)                        (0.0307)
  Net asset value, end of period                      $1.00                           $1.00
  TOTAL RETURN++                                      1.52%                           3.12%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)               $721,023                        $535,650
  Ratio of operating expenses to average
    net assets                                     0.24%(a)(b)                       0.24%(a)
  Ratio of net investment income/(loss)
    to average net assets                             1.50%                           2.81%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                           0.30%(a)                        0.32%(a)

                                                    PERIOD ENDED
  INSTITUTIONAL CLASS SHARES                         03/31/01*
  Net asset value, beginning of period                 $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                         0.0221
  LESS DISTRIBUTIONS:
  Dividends from net investment income                (0.0221)
  Net asset value, end of period                       $1.00
  TOTAL RETURN++                                       2.23%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                $574,968
  Ratio of operating expenses to average
    net assets                                      0.24%+(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                              6.15%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                           0.31%+(a)

* Money Market Reserves Institutional Class Shares commenced operations on November 17, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TREASURY RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED                       YEAR ENDED
  INSTITUTIONAL CLASS SHARES                         03/31/03                         03/31/02
  Net asset value, beginning of period                 $1.00                            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                        0.0146                           0.0298
  LESS DISTRIBUTIONS:
  Dividends from net investment income               (0.0146)                         (0.0298)
  Net asset value, end of period                       $1.00                            $1.00
  TOTAL RETURN++                                       1.47%                            3.02%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)               $538,719                         $383,265
  Ratio of operating expenses to average
    net assets                                       0.24%(a)                         0.24%(a)
  Ratio of net investment income/(loss)
    to average net assets                              1.48%                            2.77%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                           0.30%(a)                         0.31%(a)

                                                    PERIOD ENDED
  INSTITUTIONAL CLASS SHARES                          03/31/01*
  Net asset value, beginning of period                  $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                         0.0206
  LESS DISTRIBUTIONS:
  Dividends from net investment income                (0.0206)
  Net asset value, end of period                        $1.00
  TOTAL RETURN++                                        2.08%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                 $29,572
  Ratio of operating expenses to average
    net assets                                      0.24%+(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                              5.95%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                            0.31%+(a)

* Treasury Reserves Institutional Class Shares commenced operations on November 21, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS GOVERNMENT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED                      YEAR ENDED
  INSTITUTIONAL CLASS SHARES                         03/31/03                        03/31/02
  Net asset value, beginning of period                $1.00                           $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                        0.0147                          0.0299
  LESS DISTRIBUTIONS:
  Dividends from net investment income               (0.0147)                        (0.0299)
  Net asset value, end of period                      $1.00                           $1.00
  TOTAL RETURN++                                      1.48%                           3.03%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)               $81,814                         $86,551
  Ratio of operating expenses to average
    net assets                                       0.24%(a)                        0.24%(a)
  Ratio of net investment income/(loss)
    to average net assets                             1.44%                           2.66%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                           0.31%(a)                        0.32%(a)

                                                    PERIOD ENDED
  INSTITUTIONAL CLASS SHARES                         03/31/01*
  Net asset value, beginning of period                 $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                         0.0210
  LESS DISTRIBUTIONS:
  Dividends from net investment income                (0.0210)
  Net asset value, end of period                       $1.00
  TOTAL RETURN++                                       2.12%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                $260,087
  Ratio of operating expenses to average
    net assets                                       0.24%+(a)
  Ratio of net investment income/(loss)
    to average net assets                              6.02%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                           0.33%+(a)

* Government Reserves Institutional Class Shares commenced operations on November 21, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS MUNICIPAL RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED                      YEAR ENDED
  INSTITUTIONAL CLASS SHARES                         03/31/03                        03/31/02
  Net asset value, beginning of period                $1.00                           $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                        0.0123                          0.0163
  LESS DISTRIBUTIONS:
  Dividends from net investment income               (0.0123)                        (0.0163)
  Net asset value, end of period                      $1.00                           $1.00
  TOTAL RETURN++                                      1.24%                           1.64%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)               $204,206                        $85,432
  Ratio of operating expenses to average
    net assets                                        0.24%                           0.24%
  Ratio of net investment income/(loss)
    to average net assets                             1.19%                           1.99%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                            0.32%                           0.34%

                                                    PERIOD ENDED
  INSTITUTIONAL CLASS SHARES                         03/31/01*
  Net asset value, beginning of period                 $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                         0.0110
  LESS DISTRIBUTIONS:
  Dividends from net investment income                (0.0110)
  Net asset value, end of period                       $1.00
  TOTAL RETURN++                                       1.10%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                $16,116
  Ratio of operating expenses to average
    net assets                                         0.24%+
  Ratio of net investment income/(loss)
    to average net assets                              3.89%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                             0.33%+

* Municipal Reserves Institutional Class Shares commenced operations on November 21, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

NATIONS TAX-EXEMPT RESERVES
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                                  PERIOD ENDED
  INSTITUTIONAL CLASS SHARES                                       03/31/03*
  Net asset value, beginning of period                               $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                       0.0090
  LESS DISTRIBUTIONS:
  Dividends from net investment income                              (0.0090)
  Net asset value, end of period                                     $1.00
  TOTAL RETURN++                                                     0.91%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                              $23,348
  Ratio of operating expenses to average
    net assets                                                       0.24%+
  Ratio of net investment income/(loss)
    to average net assets                                            1.09%
  Ratio of expenses to average net assets
    without waivers and/or expense
    reimbursements                                                   0.32%+

* Tax-Exempt Reserves Institutional Class Shares commenced operations on June 18, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

NATIONS CALIFORNIA TAX-EXEMPT
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
RESERVES

                                                    YEAR ENDED                      YEAR ENDED
  INSTITUTIONAL CLASS SHARES                         03/31/03                        03/31/02
  Net asset value, beginning of period                $1.00                           $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                        0.0106                          0.0061
  LESS DISTRIBUTIONS:
  Dividends from net investment income               (0.0106)                        (0.0061)
  Net asset value, end of period                      $1.00                           $1.00
  TOTAL RETURN++                                      1.08%                           0.63%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                $1,537                          $ --#
  Ratio of operating expenses to average
    net assets                                        0.24%                           0.24%
  Ratio of net investment income/(loss)
    to average net assets                             1.11%                           1.34%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                            0.31%                           0.32%

                                                    PERIOD ENDED
  INSTITUTIONAL CLASS SHARES                         03/31/01*
  Net asset value, beginning of period                 $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                         0.0003
  LESS DISTRIBUTIONS:
  Dividends from net investment income                (0.0003)
  Net asset value, end of period                       $1.00
  TOTAL RETURN++                                       0.03%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                 $1,000
  Ratio of operating expenses to average
    net assets                                         0.24%+
  Ratio of net investment income/(loss)
    to average net assets                              3.29%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                             0.32%+

* California Tax-Exempt Reserves Institutional Class Shares commenced operations on March 28, 2001.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Amount represents less than $500.

NATIONS NEW YORK TAX-EXEMPT
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
RESERVES

                                                           PERIOD ENDED
  INSTITUTIONAL CLASS SHARES                                12/22/02**
  Net asset value, beginning of period                         $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                0.0091
  LESS DISTRIBUTIONS:
  Dividends from net investment income                       (0.0091)
  Net asset value, end of period                               $1.00
  TOTAL RETURN++                                               0.91%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                         $--#
  Ratio of operating expenses to average
    net assets                                                0.17%+
  Ratio of net investment income/(loss)
    to average net assets                                     1.23%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                    0.82%+

                                                            PERIOD ENDED
  INSTITUTIONAL CLASS SHARES                                  03/31/02*
  Net asset value, beginning of period                          $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                 0.0013
  LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.0013)
  Net asset value, end of period                                $1.00
  TOTAL RETURN++                                                0.13%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                           $1
  Ratio of operating expenses to average
    net assets                                                 0.24%+
  Ratio of net investment income/(loss)
    to average net assets                                      0.99%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                     4.55%+

* New York Tax-Exempt Reserves Institutional Class Shares commenced on February 15, 2002.
** Institutional Class Shares were fully redeemed on December 22, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Amount represents less than $500.

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

DEBT SECURITY -- when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

EQUITY SECURITY -- an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIRST-TIER SECURITY -- under Rule 2a-7 of the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities. For Nations Treasury Reserves and Nations Government Reserves, money market instruments do not include either commercial paper or municipal securities.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

PARTICIPATION -- a pass-through certificate representing a share in a pool of debt obligations or other instruments.

PASS-THROUGH CERTIFICATE -- securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

PRIVATE ACTIVITY BOND -- a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.
REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SPECIAL PURPOSE ISSUER -- an entity organized solely to issue asset-backed securities on a pool of assets it owns.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. TREASURY OBLIGATION -- a debt security issued by the U.S. Treasury.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Where to find more information
(QUESTION MARK GRAPHIC)
You'll find more information about Nations Money Market Funds in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS

      The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Funds and their policies. The
                   SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations
      Funds:

      By telephone: 1.800.626.2275

      By mail:
      NATIONS FUNDS
      C/O BACAP DISTRIBUTORS, LLC
      ONE BANK OF AMERICA PLAZA
      33RD FLOOR
      CHARLOTTE, NC 28255

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:
Nations Funds Trust, 811-09645
INST-0803


                                                            (NATIONS FUNDS LOGO)

                Money Market Funds
                ----------------------------------------------------------------
                Prospectus -- Institutional Class Shares
                August 1, 2003

NATIONS CASH RESERVES

NATIONS MONEY MARKET RESERVES

NATIONS TREASURY RESERVES

NATIONS GOVERNMENT RESERVES

NATIONS MUNICIPAL RESERVES

NATIONS TAX-EXEMPT RESERVES

NATIONS CALIFORNIA TAX-EXEMPT RESERVES

NATIONS NEW YORK TAX-EXEMPT RESERVES


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 50.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about some Nations Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Institutional Class Shares of the Funds. This class of shares is designed primarily for financial institutions and intermediaries for their own accounts, and for certain of their client accounts. Please turn to BUYING, SELLING AND EXCHANGING SHARES for more information about who is eligible to buy this class of shares.

ABOUT THE FUNDS

The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  - you're looking for a relatively low risk investment with stability of principal

  - you have short-term income needs

They may not be suitable for you if:

  - you're looking for higher returns

  - you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call your investment professional at 1.800.303.7371.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BACAP IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE ABOUT BACAP STARTING ON PAGE 35.

--------------------------------------------------------------------------------


NATIONS CASH RESERVES                                            4
------------------------------------------------------------------
NATIONS MONEY MARKET RESERVES                                    7
------------------------------------------------------------------
NATIONS TREASURY RESERVES                                       10
------------------------------------------------------------------
NATIONS GOVERNMENT RESERVES                                     14
------------------------------------------------------------------
NATIONS MUNICIPAL RESERVES                                      18
------------------------------------------------------------------
NATIONS TAX-EXEMPT RESERVES                                     22
------------------------------------------------------------------
NATIONS CALIFORNIA TAX-EXEMPT RESERVES                          26
------------------------------------------------------------------
NATIONS NEW YORK TAX-EXEMPT RESERVES                            30
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     33
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       35

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         37
  Shareholder administration fees                               42
  Distributions and taxes                                       43
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            45
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   50
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS CASH RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - commercial paper

  - bank obligations

  - short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  - short-term taxable municipal securities

  - repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Cash Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL YOUR INVESTMENT PROFESSIONAL AT 1.800.303.7371 FOR THE FUND'S CURRENT 7-DAY YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Institutional Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2001     2002
               ----     ----
               4.18%    1.77%



              *Year-to-date return as of June 30, 2003: 0.58%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 2001:          1.43%
         WORST: 4TH QUARTER 2002:         0.38%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002




                                                                                LIFE OF
                                                                 1 YEAR          FUND*
         INSTITUTIONAL CLASS SHARES                              1.77%          3.10%




      *THE INCEPTION DATE OF INSTITUTIONAL CLASS SHARES IS NOVEMBER 30, 2000.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                        Institutional Class
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases               none



         Maximum deferred sales charge (load)                           none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                0.15%



         Shareholder administration fees                                0.04%



         Other expenses                                                 0.11%
                                                                         -----------



         Total annual Fund operating expenses                           0.30%



         Fee waivers and/or reimbursements                             (0.06)%
                                                                         -----------



         Total net expenses(2)                                          0.24%
                                                                         ===========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Institutional Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INSTITUTIONAL CLASS SHARES              $25       $90      $163       $375

NATIONS MONEY MARKET RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - commercial paper

  - bank obligations

  - short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  - short-term taxable municipal securities

  - repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Money Market Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL YOUR INVESTMENT PROFESSIONAL AT 1.800.303.7371 FOR THE FUND'S CURRENT 7-DAY YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Institutional Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2001     2002
               ----     ----
               4.11%    1.69%



              *Year-to-date return as of June 30, 2003: 0.56%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 2001:          1.42%
         WORST: 4TH QUARTER 2002:         0.36%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002




                                                                                LIFE OF
                                                                 1 YEAR          FUND*
         INSTITUTIONAL CLASS SHARES                              1.69%           3.11%




      *THE INCEPTION DATE OF INSTITUTIONAL CLASS SHARES IS NOVEMBER 17, 2000.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                        Institutional Class
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases               none



         Maximum deferred sales charge (load)                           none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                0.15%



         Shareholder administration fees                                0.04%



         Other expenses                                                 0.11%
                                                                         -----------



         Total annual Fund operating expenses                           0.30%



         Fee waivers and/or reimbursements                             (0.06)%
                                                                         -----------



         Total net expenses(2)                                          0.24%
                                                                         ===========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Institutional Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INSTITUTIONAL CLASS SHARES              $25       $90      $163       $375

NATIONS TREASURY RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - U.S. Treasury obligations

  - repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations and U.S. government obligations

  - obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Treasury Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- Some of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL YOUR INVESTMENT PROFESSIONAL AT 1.800.303.7371 FOR THE FUND'S CURRENT 7-DAY YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Institutional Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2001     2002
               ----     ----
               3.94%    1.65%



              *Year-to-date return as of June 30, 2003: 0.55%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 2001:          1.36%
         WORST: 4TH QUARTER 2002:         0.35%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         INSTITUTIONAL CLASS SHARES                                1.65%     2.99%

      *THE INCEPTION DATE OF INSTITUTIONAL CLASS SHARES IS NOVEMBER 21, 2000.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                        Institutional Class
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases               none



         Maximum deferred sales charge (load)                           none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                0.15%



         Shareholder administration fees                                0.04%



         Other expenses                                                 0.11%
                                                                         -----------



         Total annual Fund operating expenses                           0.30%



         Fee waivers and/or reimbursements                             (0.06)%
                                                                         -----------



         Total net expenses(2)                                          0.24%
                                                                         ===========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Institutional Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INSTITUTIONAL CLASS SHARES              $25       $90      $163       $375

NATIONS GOVERNMENT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S.
                   government obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily U.S. government obligations and U.S. Treasury obligations, the interest on which is generally free from state income tax.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Government Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL YOUR INVESTMENT PROFESSIONAL AT 1.800.303.7371 FOR THE FUND'S CURRENT 7-DAY YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Institutional Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2001     2002
               ----     ----
               4.02%    1.63%



              *Year-to-date return as of June 30, 2003: 0.56%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 2001:           1.39%
         WORST: 4TH QUARTER 2002:          0.35%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         INSTITUTIONAL CLASS SHARES                                1.63%    3.01%

      *THE INCEPTION DATE OF INSTITUTIONAL CLASS SHARES IS NOVEMBER 21, 2000.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                        Institutional Class
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases               none



         Maximum deferred sales charge (load)                           none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                0.15%



         Shareholder administration fees                                0.04%



         Other expenses                                                 0.12%
                                                                         -----------



         Total annual Fund operating expenses                           0.31%



         Fee waivers and/or reimbursements                             (0.07)%
                                                                         -----------



         Total net expenses(2)                                          0.24%
                                                                         ===========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Institutional Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INSTITUTIONAL CLASS SHARES              $25       $93      $167       $387

NATIONS MUNICIPAL RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax. The Fund invests in municipal securities that, at the time of investment, are considered by the team to have minimal credit risk and to be of high quality.

The Fund may invest all or any portion of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Municipal Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on municipal obligations, which is generally free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state, local and other taxes. Shares of Nations Municipal Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL YOUR INVESTMENT PROFESSIONAL AT 1.800.303.7371 FOR THE FUND'S CURRENT 7-DAY YIELD.

--------------------------------------------------------------------------------


(BARCHART GRAPHIC) A LOOK AT THE FUND'S PERFORMANCE
                   The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Institutional Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2001     2002
               ----     ----
               1.97%    1.32%



              *Year-to-date return as of June 30, 2003: 0.50%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 2001:                                       0.64%
         WORST: 2ND QUARTER 2001 AND 1ST AND 3RD QUARTERS 2002:        0.32%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         INSTITUTIONAL CLASS SHARES                                1.32%     1.78%

      *THE INCEPTION DATE OF INSTITUTIONAL CLASS SHARES IS NOVEMBER 21, 2000.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                        Institutional Class
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases               none



         Maximum deferred sales charge (load)                           none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                0.15%



         Shareholder administration fees                                0.04%



         Other expenses                                                 0.13%
                                                                         -----------



         Total annual Fund operating expenses                           0.32%



         Fee waivers and/or reimbursements                             (0.08)%
                                                                         -----------



         Total net expenses(2)                                          0.24%
                                                                         ===========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Institutional Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004, and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INSTITUTIONAL CLASS SHARES              $25       $95      $172       $398

NATIONS TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. The Fund normally invests all of its assets in municipal securities which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on municipal obligations, which is generally free from federal income and alternative minimum taxes, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities, or from realized capital gains, is generally subject to federal, state and local taxes. Shares of Nations Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

CALL YOUR INVESTMENT PROFESSIONAL AT 1.800.303.7371 FOR THE FUND'S CURRENT 7-DAY YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               1.97%    2.47%    3.43%    3.06%    3.22%    2.93%    2.73%    3.58%    2.22%    0.85%



              *Year-to-date return as of June 30, 2003: 0.28%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND AND 4TH QUARTERS 2000:         0.94%
         WORST: 1ST AND 3RD QUARTERS 2002:        0.20%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002




                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         INVESTOR A SHARES                       0.85%     2.46%     2.64%      2.86%

      *THE INCEPTION DATE OF INVESTOR A SHARES IS APRIL 5, 1991.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                       Institutional Class
         (Fees paid directly from your investment)                    Shares
         Maximum sales charge (load) imposed on purchases              none



         Maximum deferred sales charge (load)                          none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                               0.15%



         Shareholder administration fees                               0.04%



         Other expenses                                                0.13%
                                                                        -----------



         Total annual Fund operating expenses                          0.32%



         Fee waivers and/or reimbursements                            (0.08)%
                                                                        -----------



         Total net expenses(2)                                         0.24%
                                                                        ===========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Institutional Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INSTITUTIONAL CLASS SHARES              $25       $95      $172       $398

NATIONS CALIFORNIA TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from California state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and California individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations California Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on California municipal obligations, which is generally free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of Nations California Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

      - STATE SPECIFIC RISK -- State specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. A slow-down in the economy and a drop in revenues from personal income tax on capital gains and stock options caused by the weak performance of the stock market have contributed to an overall decline in the current finances of California and its municipalities. The State projects a deficit of $23.6 billion for fiscal year 2002-03. Further, the State continues to experience significant energy-related challenges and commitments. As of July 1, the State Legislature has not approved a budget for fiscal year 2002-03. It is unclear how the current economic conditions or the energy-situation may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL YOUR INVESTMENT PROFESSIONAL AT 1.800.303.7371 FOR THE FUND'S CURRENT 7-DAY YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Institutional Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2002
               ----
               0.86%



              *Year-to-date return as of June 30, 2003: 0.46%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 1995:          0.88%
         WORST: 4TH QUARTER 2001:         0.34%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         INSTITUTIONAL CLASS SHARES                                0.86%     0.85%

      *THE INCEPTION DATE OF INSTITUTIONAL CLASS SHARES IS MARCH 28, 2001.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                        Institutional Class
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases               none



         Maximum deferred sales charge (load)                           none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                0.15%



         Shareholder administration fees                                0.04%



         Other expenses                                                 0.12%
                                                                         -----------



         Total annual Fund operating expenses                           0.31%



         Fee waivers and/or reimbursements                             (0.07)%
                                                                         -----------



         Total net expenses(2)                                          0.24%
                                                                         ===========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Institutional Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INSTITUTIONAL CLASS SHARES              $25       $93      $167       $387

NATIONS NEW YORK TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from New York state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest that is free from federal income tax and New York state individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations New York Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most distributions paid by the Fund come from interest on New York municipal obligations, which is generally free from federal income tax and New York State and New York City individual income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of Nations New York Tax-Exempt Reserves would not be a suitable investment for tax-advantaged accounts or tax-exempt investors.

      - STATE SPECIFIC RISK -- State specific risk is the chance that the Fund, because it invests primarily in securities issued by New York State, New York City and New York's other municipalities, is more vulnerable to unfavorable developments in New York than funds that invest in municipal bonds of many different states. Although New York's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity, adverse conditions affecting any one of these industries could have a negative impact on New York municipal securities. Travel and tourism also constitute an important part of the New York State and City economies. The September 11, 2001 terrorist attack on the World Trade Center in New York City has had and is likely to continue to have an adverse effect on all areas of the New York economy. The financial sector activity remains the largest risk to the New York economy and any prolonged downturn in the financial sector could produce sharper declines in both employment and compensation. While the potential economic benefits of the recovery and rebuilding efforts in New York may serve to off-set these losses, a general risk does exist that issuers of municipal securities held by the Fund may not be able to make their timely payments of principal and interest.

(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.


--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                     Institutional Class
         SHAREHOLDER FEES (Fees paid directly from your investment)         Shares
         Maximum sales charge (load) imposed on purchases                    none



         Maximum deferred sales charge (load)                                none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                    0.15%



         Shareholder administration fees                                    0.04%



         Other expenses                                                     0.63%
                                                                             ------------



         Total annual Fund operating expenses                               0.82%



         Fee waivers and/or reimbursements                                 (0.58)%
                                                                             ------------



         Total net expenses(2)                                              0.24%
                                                                             ============

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Institutional Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INSTITUTIONAL CLASS SHARES              $25      $204      $398       $960

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

      - SPECIAL RULES FOR MONEY MARKET FUNDS -- Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

        - may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

        - must maintain an average dollar-weighted maturity of 90 days or less

        - may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days (except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves)

        - may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities, except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves, which also may invest in second-tier securities.

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy of certain Funds may be changed without shareholder approval by giving the shareholder at least 60 days notice. The 80% Policy of certain other Funds and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a

        Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, distribution, administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - INFORMATION FOR FEDERALLY CHARTERED CREDIT UNIONS -- Shares of Nations Treasury Reserves and Nations Government Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call your investment professional at 1.800.303.7371. We will begin sending your individual copies with the next scheduled mailing.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------


INVESTMENT ADVISER

BACAP is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Money Market Funds described in this prospectus.

BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $195 billion, BACAP acts as investment manager for individuals, corporations, private investment companies and financial institutions. BACAP uses a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP's Cash Investment Team is responsible for making the day-to-day investment decisions for each Fund.

Nations Funds pays BACAP an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

BACAP has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2004. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BACAP will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BACAP can receive, along with the actual advisory fees BACAP and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  NATIONS CASH RESERVES                                       0.15%        0.12%



  NATIONS MONEY MARKET RESERVES                               0.15%        0.12%



  NATIONS TREASURY RESERVES                                   0.15%        0.12%



  NATIONS GOVERNMENT RESERVES                                 0.15%        0.12%



  NATIONS MUNICIPAL RESERVES                                  0.15%        0.12%



  NATIONS TAX-EXEMPT RESERVES                                 0.15%        0.12%



  NATIONS CALIFORNIA TAX-EXEMPT RESERVES                      0.15%        0.12%



  NATIONS NEW YORK TAX-EXEMPT RESERVES                        0.15%        0.00%

INVESTMENT SUB-ADVISER

Nations Funds and BACAP may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BACAP retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BACAP may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. BACAP and the Funds have applied for relief from the SEC to permit the Funds to act on many of BACAP's recommendations with approval only by the Board and not by Fund shareholders. BACAP or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BACAP and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

--------------------------------------------------------------------------------

BACAP DISTRIBUTORS, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Funds are distributed by BACAP Distributors, LLC (BACAP Distributors), a registered broker/dealer.

BACAP Distributors is also administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay BACAP Distributors a fee of 0.10% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly. The Funds also pay shareholder administration fees to BACAP Distributors, its affiliates and/or other financial institutions and intermediaries for providing services to investors.

--------------------------------------------------------------------------------

PFPC INC.

400 BELLEVUE PARKWAY
WILMINGTON, DELAWARE 19809

--------------------------------------------------------------------------------


PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares
(BUYING, SELLING AND EXCHANGING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------

This prospectus offers Institutional Class Shares of the Funds. Here are some general rules about this class of shares:

  - Institutional Class Shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other similar services (Cash Management Services). This share class may be used in connection with specific Cash Management Services programs, including programs designed for certain sweep account customers of Bank of America. This class of shares may be offered by:

    - Bank of America and certain of its affiliates

    - certain other financial institutions and intermediaries, including financial planners and investment advisers.

  - The minimum initial investment is $750,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Institutional Class Shares.

  - There is no minimum amount for additional investments.

  - There are no sales charges for buying, selling or exchanging these shares.

  - Please contact your investment professional for more information about the availability of this share class.

You'll find more information about buying, selling and exchanging Institutional Class Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

If you have questions about buying, selling or exchanging, or you need help placing an order, please call your investment professional at 1.800.303.7371.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 5:00 p.m. Eastern time each business day for each share class of Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

  - 2:30 p.m. Eastern time each business day for each share class of Nations Government Reserves

  - 12:00 noon Eastern time each business day for each share class of Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time each business day for each share class of Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  - 5:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves, except:

    - Orders must be received for Nations Cash Reserves by 3:00 p.m. Eastern time on the last business day of the calendar year

    - Orders must be received for Nations Money Market Reserves by 3:00 p.m. Eastern time on business days that precede the national holidays observed by the Fund

    - Orders must be received for Nations Treasury Reserves by 3:00 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by the Fund

  - 2:30 p.m. Eastern time for Nations Government Reserves

  - 12:00 noon Eastern time for Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------


(BUYING SHARES       BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Institutional Class Shares at net asset value per share.

        - We must receive payment by the following times on the business day BACAP Distributors, PFPC or their agents receive the order (unless the Fund closes early):

          - 5:30 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves, except:

               - Payment must be received for Nations Cash Reserves by 4:00 p.m.
                 Eastern time on the last business day of the calendar year

               - Payment must be received for Nations Money Market Reserves by
                 4:00 p.m. Eastern time on business days that precede the national holidays observed by this Fund

               - Payment must be received for Nations Treasury Reserves by 4:00
                 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by this Fund

        - 4:00 p.m. Eastern time for Nations Government Reserves, Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

      If we receive payment after these times, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change these times under certain circumstances, for example, when there's more wiring activity than normal.
      - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.



      - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

(SELLING SHARES      SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We normally send the sale proceeds by Fedwire on the same business day that BACAP Distributors, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Nations Treasury Reserves).

        - We can delay payment of the sale proceeds of Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves or Nations Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - We can delay payment of the sale proceeds of Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Nations New York Tax-Exempt Reserves for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 30 days notice in writing if we're going to do this

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you

        - under certain other circumstances allowed under the 1940 Act

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.
--------------------------------------------------------------------------------


(EXCHANGING SHARES   EXCHANGING SHARES
  GRAPHIC)

      You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can exchange Institutional Class Shares of a Fund for Institutional Class Shares of any other Nations Money Market Fund.

        - You must exchange at least $750,000 at a time.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

Shareholder administration fees
(PERCENT GRAPHIC)

--------------------------------------------------------------------------------

FINANCIAL INSTITUTIONS AND INTERMEDIARIES MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.
--------------------------------------------------------------------------------


BACAP, its affiliates and/or other financial institutions and intermediaries may receive a maximum annual shareholder administration fee of 0.04% of the average daily net assets of Institutional Class Shares of the Funds under a shareholder administration plan.

Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment.

The Funds pay these fees to eligible financial institutions and intermediaries for as long as the plan continues. We may reduce or discontinue payments at any time.

BACAP and BACAP Distributors may pay amounts from their own assets to servicing agents of the Funds for services they provide.

Distributions and taxes
(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.
--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by calling your investment professional at 1.800.303.7371.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and any net short-term capital gain generally are taxable to you as ordinary income. Although the Funds do not expect to realize any capital gain, any distributions of net long-term capital gain generally are taxable to you as long-term capital gain.

In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income. Fund distributions also will not qualify for recently enacted reductions in federal income taxation of dividends payable to individuals from domestic and certain foreign corporations.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

NATIONS MUNICIPAL RESERVES, NATIONS TAX-EXEMPT RESERVES, NATIONS CALIFORNIA TAX-EXEMPT RESERVES, NATIONS NEW YORK TAX-EXEMPT RESERVES

In general, you will not be subject to federal income tax on distributions from Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves of their tax-exempt interest income. Distributions from Nations California Tax-Exempt Reserves of its interest income from California municipal securities will not be subject to California state individual income tax. Distributions from Nations New York Tax-Exempt Reserves of its interest income from New York municipal securities will not be subject to New York State and New York City individual income tax. Distributions from these Funds, however, may be subject to state, local and other taxes.

Although these Funds do not intend to earn any taxable income or capital gain, any distributions of such income or capital gain generally are subject to tax.

A portion of the distributions from Nations Municipal Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves may also be subject to alternative minimum taxes.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS CASH RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                           YEAR ENDED    YEAR ENDED   PERIOD ENDED
  INSTITUTIONAL CLASS SHARES                03/31/03      03/31/02     03/31/01*
  Net asset value, beginning of period       $1.00         $1.00         $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)               0.0158        0.0316        0.0192
  LESS DISTRIBUTIONS:
  Dividends from net investment income      (0.0158)      (0.0316)      (0.0192)
  Net asset value, end of period             $1.00         $1.00         $1.00
  TOTAL RETURN++                             1.59%         3.21%         1.90%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)     $4,541,350    $3,257,737     $651,116
  Ratio of operating expenses to average
    net assets                            0.24%(a)(b)   0.24%(a)(b)    0.24%+(a)
  Ratio of net investment income/(loss)
    to average net assets                    1.58%         2.88%         6.18%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                  0.30%(a)      0.31%(a)     0.31%+(a)

* Cash Reserves Institutional Class Shares commenced operations on November 30, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MONEY MARKET RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                           YEAR ENDED    YEAR ENDED   PERIOD ENDED
  INSTITUTIONAL CLASS SHARES                03/31/03      03/31/02     03/31/01*
  Net asset value, beginning of period       $1.00         $1.00         $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)               0.0151        0.0307        0.0221
  LESS DISTRIBUTIONS:
  Dividends from net investment income      (0.0151)      (0.0307)      (0.0221)
  Net asset value, end of period             $1.00         $1.00         $1.00
  TOTAL RETURN++                             1.52%         3.12%         2.23%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)      $721,023      $535,650      $574,968
  Ratio of operating expenses to average
    net assets                            0.24%(a)(b)     0.24%(a)    0.24%+(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                    1.50%         2.81%         6.15%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                  0.30%(a)      0.32%(a)     0.31%+(a)

* Money Market Reserves Institutional Class Shares commenced operations on November 17, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TREASURY RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                           YEAR ENDED    YEAR ENDED   PERIOD ENDED
  INSTITUTIONAL CLASS SHARES                03/31/03      03/31/02     03/31/01*
  Net asset value, beginning of period       $1.00         $1.00         $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)               0.0146        0.0298        0.0206
  LESS DISTRIBUTIONS:
  Dividends from net investment income      (0.0146)      (0.0298)      (0.0206)
  Net asset value, end of period             $1.00         $1.00         $1.00
  TOTAL RETURN++                             1.47%         3.02%         2.08%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)      $538,719      $383,265      $29,572
  Ratio of operating expenses to average
    net assets                              0.24%(a)      0.24%(a)    0.24%+(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                    1.48%         2.77%         5.95%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                  0.30%(a)      0.31%(a)     0.31%+(a)

* Treasury Reserves Institutional Class Shares commenced operations on November 21, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS GOVERNMENT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                           YEAR ENDED    YEAR ENDED   PERIOD ENDED
  INSTITUTIONAL CLASS SHARES                03/31/03      03/31/02     03/31/01*
  Net asset value, beginning of period       $1.00         $1.00         $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)               0.0147        0.0299        0.0210
  LESS DISTRIBUTIONS:
  Dividends from net investment income      (0.0147)      (0.0299)      (0.0210)
  Net asset value, end of period             $1.00         $1.00         $1.00
  TOTAL RETURN++                             1.48%         3.03%         2.12%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)      $81,814       $86,551       $260,087
  Ratio of operating expenses to average
    net assets                              0.24%(a)      0.24%(a)     0.24%+(a)
  Ratio of net investment income/(loss)
    to average net assets                    1.44%         2.66%         6.02%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                  0.31%(a)      0.32%(a)     0.33%+(a)

* Government Reserves Institutional Class Shares commenced operations on November 21, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS MUNICIPAL RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                           YEAR ENDED    YEAR ENDED   PERIOD ENDED
  INSTITUTIONAL CLASS SHARES                03/31/03      03/31/02     03/31/01*
  Net asset value, beginning of period       $1.00         $1.00         $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)               0.0123        0.0163        0.0110
  LESS DISTRIBUTIONS:
  Dividends from net investment income      (0.0123)      (0.0163)      (0.0110)
  Net asset value, end of period             $1.00         $1.00         $1.00
  TOTAL RETURN++                             1.24%         1.64%         1.10%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)      $204,206      $85,432       $16,116
  Ratio of operating expenses to average
    net assets                               0.24%         0.24%         0.24%+
  Ratio of net investment income/(loss)
    to average net assets                    1.19%         1.99%         3.89%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                   0.32%         0.34%         0.33%+

* Municipal Reserves Institutional Class Shares commenced operations on November 21, 2000.
+ Annualized.
++ Total return represents aggregwtate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

NATIONS TAX-EXEMPT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                                  PERIOD ENDED
  INSTITUTIONAL CLASS SHARES                                       03/31/03*
  Net asset value, beginning of period                               $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                       0.0090
  LESS DISTRIBUTIONS:
  Dividends from net investment income                              (0.0090)
  Net asset value, end of period                                     $1.00
  TOTAL RETURN++                                                     0.91%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                              $23,348
  Ratio of operating expenses to average
    net assets                                                       0.24%+
  Ratio of net investment income/(loss)
    to average net assets                                            1.09%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                           0.32%+

* Tax-Exempt Reserves Institutional Class Shares commenced operations on June 18, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

NATIONS CALIFORNIA TAX-EXEMPT
RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                           YEAR ENDED    YEAR ENDED   PERIOD ENDED
  INSTITUTIONAL CLASS SHARES                03/31/03      03/31/02     03/31/01*
  Net asset value, beginning of period       $1.00         $1.00         $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)               0.0106        0.0061        0.0003
  LESS DISTRIBUTIONS:
  Dividends from net investment income      (0.0106)      (0.0061)      (0.0003)
  Net asset value, end of period             $1.00         $1.00         $1.00
  TOTAL RETURN++                             1.08%         0.63%         0.03%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)       $1,537        $ --#         $1,000
  Ratio of operating expenses to average
    net assets                               0.24%         0.24%         0.24%+
  Ratio of net investment income/(loss)
    to average net assets                    1.11%         1.34%         3.29%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                   0.31%         0.32%         0.32%+

* California Tax-Exempt Reserves Institutional Class Shares commenced operations on March 28, 2001.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Amount represents less than $500.

NATIONS NEW YORK TAX-EXEMPT
RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                          PERIOD ENDED  PERIOD ENDED
  INSTITUTIONAL CLASS SHARES               12/22/02**    03/31/02*
  Net asset value, beginning of period       $1.00         $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)               0.0091        0.0013
  LESS DISTRIBUTIONS:
  Dividends from net investment income      (0.0091)      (0.0013)
  Net asset value, end of period             $1.00         $1.00
  TOTAL RETURN++                             0.91%         0.13%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)        $--#           $1
  Ratio of operating expenses to average
    net assets                               0.17%+        0.24%+
  Ratio of net investment income/(loss)
    to average net assets                    1.23%+        0.99%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                   0.82%+        4.55%+

* New York Tax-Exempt Reserves Institutional Class Shares commenced on February 15, 2002.
** Institutional Class Shares were fully redeemed on December 22, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Amount represents less than $500.

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

DEBT SECURITY -- when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

EQUITY SECURITY -- an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIRST-TIER SECURITY -- under Rule 2a-7 of the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

GUARANTEED INVESTMENT CONTRACT -- an investment issued by a rated insurance company in return for a payment by an investor.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities. For Nations Treasury Reserves and Nations Government Reserves, money market instruments do not include either commercial paper or municipal securities.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

PARTICIPATION -- a pass-through certificate representing a share in a pool of debt obligations or other instruments.

PASS-THROUGH CERTIFICATE -- securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

PRIVATE ACTIVITY BOND -- a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SPECIAL PURPOSE ISSUER -- an entity organized solely to issue asset-backed securities on a pool of assets it owns.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. TREASURY OBLIGATION -- a debt security issued by the U.S. Treasury.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Where to find more information
(QUESTION MARK GRAPHIC)

You'll find more information about Nations Money Market Funds in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS



      The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Funds and their policies. The
                   SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling 1.800.303.7371.

      Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:
Nations Funds Trust, 811-09645
SVBINST-0803

                Money Market Funds
                ----------------------------------------------------------------
                Prospectus -- Adviser Class Shares
                August 1, 2003



(NATIONS FUNDS LOGO)

NATIONS CASH RESERVES
NATIONS MONEY MARKET RESERVES
NATIONS TREASURY RESERVES
NATIONS GOVERNMENT RESERVES
NATIONS MUNICIPAL RESERVES
NATIONS TAX-EXEMPT RESERVES
NATIONS CALIFORNIA TAX-EXEMPT RESERVES
NATIONS NEW YORK TAX-EXEMPT RESERVES


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 50.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about some Nations Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Adviser Class Shares of the Funds. This class of shares is designed primarily for financial institutions and intermediaries for their own accounts, and for certain of their client accounts. Please turn to BUYING, SELLING AND EXCHANGING SHARES for more information about who is eligible to buy this class of shares.

ABOUT THE FUNDS

The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  - you're looking for a relatively low risk investment with stability of principal

  - you have short-term income needs

They may not be suitable for you if:

  - you're looking for higher returns

  - you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BACAP IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE ABOUT BACAP STARTING ON PAGE 34.

--------------------------------------------------------------------------------


NATIONS CASH RESERVES                                            4
------------------------------------------------------------------
NATIONS MONEY MARKET RESERVES                                    7
------------------------------------------------------------------
NATIONS TREASURY RESERVES                                       10
------------------------------------------------------------------
NATIONS GOVERNMENT RESERVES                                     13
------------------------------------------------------------------
NATIONS MUNICIPAL RESERVES                                      17
------------------------------------------------------------------
NATIONS TAX-EXEMPT RESERVES                                     21
------------------------------------------------------------------
NATIONS CALIFORNIA TAX-EXEMPT RESERVES                          25
------------------------------------------------------------------
NATIONS NEW YORK TAX-EXEMPT RESERVES                            29
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     32
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       34

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         36
     How orders are processed                                   37
  How selling and servicing agents are paid                     41
  Distributions and taxes                                       42
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            45
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   50
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS CASH RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 34.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - commercial paper

  - bank obligations

  - short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  - short-term taxable municipal securities

  - repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPHIC)     RISKS AND OTHER THINGS TO CONSIDER
                   Nations Cash Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Adviser Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----
               5.76%    5.19%    5.36%    5.32%    4.96%    6.21%    3.96%    1.56%



              *Year-to-date return as of June 30, 2003: 0.48%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 3RD AND 4TH QUARTERS 2000:            1.59%
         WORST: 4TH QUARTER 2002:                    0.32%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002


                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         ADVISER CLASS SHARES                              1.56%    4.39%     4.78%

      *THE INCEPTION DATE OF ADVISER CLASS SHARES IS SEPTEMBER 22, 1994.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                            Adviser Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.15%



         Shareholder servicing fees                                      0.25%



                                                                         0.11%
         Other expenses                                                   --------



         Total annual Fund operating expenses                            0.51%



                                                                        (0.06)%
         Fee waivers and/or reimbursements                                --------



                                                                         0.45%
         Total net expenses(2)                                            ========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Adviser Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         ADVISER CLASS SHARES                    $46      $158      $279       $635

NATIONS MONEY MARKET RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 34.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - commercial paper

  - bank obligations

  - short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  - short-term taxable municipal securities

  - repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPHIC)     RISKS AND OTHER THINGS TO CONSIDER
                   Nations Money Market Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Adviser Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1999     2000     2001     2002
               ----     ----     ----     ----
               5.35%    6.20%    3.89%    1.48%



              *Year-to-date return as of June 30, 2003: 0.46%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 3RD QUARTER 2000:          1.59%
         WORST: 4TH QUARTER 2002:         0.31%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002


                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         ADVISER CLASS SHARES                                      1.48%     4.31%

      *THE INCEPTION DATE OF ADVISER CLASS SHARES IS JULY 2, 1998.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                              SHAREHOLDER FEES                       Adviser Class
                 (Fees paid directly from your investment)              Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.15%



         Shareholder servicing fees                                      0.25%



                                                                         0.11%
         Other expenses                                                   --------



         Total annual Fund operating expenses                            0.51%



                                                                        (0.06)%
         Fee waivers and/or reimbursements                                --------



                                                                         0.45%
         Total net expenses(2)                                            ========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE
      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Adviser Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         ADVISER CLASS SHARES                    $46      $158      $279       $635

NATIONS TREASURY RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 34.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - U.S. Treasury obligations

  - repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations and U.S. government obligations

  - obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPHIC)     RISKS AND OTHER THINGS TO CONSIDER
                   Nations Treasury Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- Some of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.


     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR* The bar chart shows you how the performance of the Fund's Adviser Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----
               5.60%    5.07%    5.22%    5.12%    4.67%    5.93%    3.72%    1.44%



              *Year-to-date return as of June 30, 2003: 0.45%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 2000:          1.54%
         WORST: 4TH QUARTER 2002:         0.29%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002


                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         ADVISER CLASS SHARES                              1.44%    4.16%     4.59%

      *THE INCEPTION DATE OF ADVISER CLASS SHARES IS SEPTEMBER 22, 1994.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                            Adviser Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.15%



         Shareholder servicing fees                                      0.25%



                                                                         0.11%
         Other expenses                                                   --------



         Total annual Fund operating expenses                            0.51%



                                                                        (0.06)%
         Fee waivers and/or reimbursements                                --------



                                                                         0.45%
         Total net expenses(2)                                            ========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Adviser Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         ADVISER CLASS SHARES                    $46      $158      $279       $635

NATIONS GOVERNMENT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 34.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   This Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   This Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.
                   Under normal circumstances, the Fund will invest at least 80% of its assets in
                   U.S. government obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily U.S. government obligations and U.S. Treasury obligations, the interest on which is generally free from state income tax.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPHIC)     RISKS AND OTHER THINGS TO CONSIDER
                   Nations Government Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Adviser Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----
               5.55%    5.06%    5.24%    5.16%    4.77%    6.07%    3.80%    1.41%



              *Year-to-date return as of June 30, 2003: 0.45%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 3RD AND 4TH QUARTERS 2000:       1.56%
         WORST: 4TH QUARTER 2002:               0.30%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002


                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         ADVISER CLASS SHARES                              1.41%     4.23%     4.62%

      *THE INCEPTION DATE OF ADVISER CLASS SHARES IS SEPTEMBER 22, 1994.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT)          WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                            Adviser Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.15%



         Shareholder servicing fees                                      0.25%



                                                                         0.12%
         Other expenses                                                   --------



         Total annual Fund operating expenses                            0.52%



                                                                        (0.07)%
         Fee waivers and/or reimbursements                                --------



                                                                         0.45%
         Total net expenses(2)                                            ========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Adviser Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         ADVISER CLASS SHARES                    $46      $160      $284       $646

NATIONS MUNICIPAL RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 34.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may invest all or any portion of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPHIC)     RISKS AND OTHER THINGS TO CONSIDER
                   Nations Municipal Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on municipal obligations, which is generally free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state, local and other taxes. Shares of Nations Municipal Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Adviser Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----
               3.55%    3.18%    3.34%    3.15%    2.90%    3.77%    2.41%    1.11%



              *Year-to-date return as of June 30, 2003: 0.40%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 2ND AND 4TH QUARTERS 2000:            0.99%
         WORST: 3RD QUARTER 2002:                    0.26%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002


                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         ADVISER CLASS SHARES                              1.11%     2.66%     2.93%

      *THE INCEPTION DATE OF ADVISER CLASS SHARES IS SEPTEMBER 22, 1994.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                            Adviser Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.15%



         Shareholder servicing fees                                      0.25%



         Other expenses                                                  0.13%
                                                                          --------



         Total annual Fund operating expenses                            0.53%



         Fee waivers and/or reimbursements                              (0.08)%
                                                                          --------



         Total net expenses(2)                                           0.45%
                                                                          ========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Adviser Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         ADVISER CLASS SHARES                    $46      $162      $288       $657

NATIONS TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 34.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. The Fund normally invests all of its assets in municipal securities which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPHIC)     RISKS AND OTHER THINGS TO CONSIDER
                   Nations Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on municipal obligations, which is generally free from federal income and alternative minimum taxes, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities, or from realized capital gains, is generally subject to federal, state and local taxes. Shares of Nations Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART)        A LOOK AT THE FUND'S PERFORMANCE
                   The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               1.97%    2.47%    3.43%    3.06%    3.22%    2.93%    2.73%    3.58%    2.22%    0.85%



              *Year-to-date return as of June 30, 2003: 0.28%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 2ND AND 4TH QUARTERS 2000:          0.94%
         WORST: 1ST AND 3RD QUARTERS 2002:         0.20%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002


                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         INVESTOR A SHARES                       0.85%     2.46%     2.64%      2.86%

      *THE INCEPTION DATE OF INVESTOR A SHARES IS APRIL 5, 1991.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                            Adviser Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.15%



         Shareholder servicing fees                                      0.25%



                                                                         0.13%
         Other expenses                                                   --------



         Total annual Fund operating expenses                            0.53%



                                                                        (0.08)%
         Fee waivers and/or reimbursements                                --------



                                                                         0.45%
         Total net expenses(2)                                            ========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Adviser Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         ADVISER CLASS SHARES                    $46      $162      $288       $657

NATIONS CALIFORNIA TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 34.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from California state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and California individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPHIC)     RISKS AND OTHER THINGS TO CONSIDER
                   Nations California Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on California municipal obligations, which is generally free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of Nations California Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors.

      - STATE SPECIFIC RISK -- State specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. A slow-down in the economy and a drop in revenues from personal income tax on capital gains and stock options caused by the weak performance of the stock market have contributed to an overall decline in the current finances of California and its municipalities. The State projects a deficit of $23.6 billion for fiscal year 2002-03. Further, the State continues to experience significant energy-related challenges and commitments. As of July 1, the State Legislature has not approved a budget for fiscal year 2002-03. It is unclear how the current economic conditions or the energy-situation may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART)        A LOOK AT THE FUND'S PERFORMANCE
                   The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

      The bar chart shows you how the performance of the Fund's Adviser Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1994     1995     1996     1997     1998     1999     2000     2001     2002
               ----     ----     ----     ----     ----     ----     ----     ----     ----
               2.37%    3.40%    2.96%    3.14%    2.82%    2.60%    3.20%    2.07%    1.01%



              *Year-to-date return as of June 30, 2003: 0.35%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 2ND QUARTER 1995:          0.88%
         WORST: 3RD QUARTER 2002:         0.22%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002


                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         ADVISER CLASS SHARES                              1.01%     2.33%     2.57%

      *THE INCEPTION DATE OF ADVISER CLASS SHARES IS MARCH 1, 1993.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                            Adviser Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.15%



         Shareholder servicing fees                                      0.25%



                                                                         0.12%
         Other expenses                                                   --------



         Total annual Fund operating expenses                            0.52%



                                                                        (0.07)%
         Fee waivers and/or reimbursements                                --------



                                                                         0.45%
         Total net expenses(2)                                            ========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Adviser Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         ADVISER CLASS SHARES                    $46      $160      $284       $646

NATIONS NEW YORK TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 34.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from New York state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest that is free from federal income tax and New York state individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations New York Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most distributions paid by the Fund come from interest on New York municipal obligations, which is generally free from federal income tax and New York State and New York City individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of Nations New York Tax-Exempt Reserves would not be a suitable investment for tax-advantaged accounts or tax-exempt investors.

      - STATE SPECIFIC RISK -- State specific risk is the chance that the Fund, because it invests primarily in securities issued by New York State, New York City and New York's other municipalities, is more vulnerable to unfavorable developments in New York than funds that invest in municipal bonds of many different states. Although New York's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity, adverse conditions affecting any one of these industries could have a negative impact on New York municipal securities. Travel and tourism also constitute an important part of the New York State and City economies. The September 11, 2001 terrorist attack on the World Trade Center in New York City has had and is likely to continue to have an adverse effect on all areas of the New York economy. The financial sector activity remains the largest risk to the New York economy and any prolonged downturn in the financial sector could produce sharper declines in both employment and compensation. While the potential economic benefits of the recovery and rebuilding efforts in New York may serve to off-set these losses, a general risk does exist that issuers of municipal securities held by the Fund may not be able to make their timely payments of principal and interest.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.


--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                            Adviser Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                none



         Maximum deferred sales charge (load)                            none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                                 0.15%



         Shareholder servicing fees                                      0.25%



                                                                         0.63%
         Other expenses                                                   --------



         Total annual Fund operating expenses                            1.03%



                                                                        (0.58)%
         Fee waivers and/or reimbursements                                --------



                                                                         0.45%
         Total net expenses(2)                                            ========

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Adviser Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         ADVISER CLASS SHARES                    $46      $270      $512      $1,207

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

      - SPECIAL RULES FOR MONEY MARKET FUNDS -- Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

        - may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

        - must maintain an average dollar-weighted maturity of 90 days or less

        - may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days (except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves)

        - may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities, except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves, which also may invest in second-tier securities.

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy of certain Funds may be changed without shareholder approval by giving the shareholder at least 60 days notice. The 80% Policy of certain other Funds and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, distribution, administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - INFORMATION FOR FEDERALLY CHARTERED CREDIT UNIONS -- Shares of Nations Treasury Reserves and Nations Government Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.321.7854 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------


INVESTMENT ADVISER

BACAP is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Money Market Funds described in this prospectus.

BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $195 billion, BACAP acts as investment manager for individuals, corporations, private investment companies and financial institutions. BACAP uses a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP's Cash Investment Team is responsible for making the day-to-day investment decisions for each Fund.

Nations Funds pays BACAP an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

BACAP has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2004. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BACAP will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BACAP can receive, along with the actual advisory fees BACAP and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  NATIONS CASH RESERVES                                       0.15%        0.12%



  NATIONS MONEY MARKET RESERVES                               0.15%        0.12%



  NATIONS TREASURY RESERVES                                   0.15%        0.12%



  NATIONS GOVERNMENT RESERVES                                 0.15%        0.12%



  NATIONS MUNICIPAL RESERVES                                  0.15%        0.12%



  NATIONS TAX-EXEMPT RESERVES                                 0.15%        0.12%



  NATIONS CALIFORNIA TAX-EXEMPT RESERVES                      0.15%        0.12%



  NATIONS NEW YORK TAX-EXEMPT RESERVES                        0.15%        0.00%

INVESTMENT SUB-ADVISER

Nations Funds and BACAP may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BACAP retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BACAP may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. BACAP and the Funds have applied for relief from the SEC to permit the Funds to act on many of BACAP's recommendations with approval only by the Board and not by Fund shareholders. BACAP or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BACAP and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

--------------------------------------------------------------------------------

BACAP DISTRIBUTORS, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Funds are distributed by BACAP Distributors, LLC (BACAP Distributors), a registered broker/dealer. BACAP Distributors may pay shareholder servicing fees and/or other compensation to companies for providing services to investors.

BACAP Distributors is also administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay BACAP Distributors a fee of 0.10% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

--------------------------------------------------------------------------------

PFPC INC.

400 BELLEVUE PARKWAY
WILMINGTON, DELAWARE 19809

--------------------------------------------------------------------------------


PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares
(DOLLAR SIGN GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Adviser Class Shares of the Funds. Here are some general rules about this class of shares:

  - Adviser Class Shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other similar services (Cash Management Services). This share class may be used in connection with specific Cash Management Services programs, including programs designed for certain sweep account customers of Bank of America. This class of shares may be offered by:

     - Bank of America and certain of its affiliates

     - certain other financial institutions and intermediaries.

  - The minimum initial investment is $100,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Adviser Class Shares.

  - There is no minimum for additional investments.

  - There are no sales charges for buying, selling or exchanging these shares.

  - Please contact your investment professional for more information about the availability of this share class.

You'll find more information about buying, selling and exchanging Adviser Class Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

Investors that purchase shares through financial institutions in connection with Cash Management Services programs may incur account-level fees in addition to the fees disclosed in this prospectus. These investors should review their Cash Management Services program disclosure documents for information regarding additional fees.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 5:00 p.m. Eastern time each business day for each share class of Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

  - 2:30 p.m. Eastern time each business day for each share class of Nations Government Reserves

  - 12:00 noon Eastern time each business day for each share class of Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time each business day for each share class of Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  - 5:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves, except:

     - Orders must be received for Nations Cash Reserves by 3:00 p.m. Eastern time on the last business day of the calendar year

     - Orders must be received for Nations Money Market Reserves by 3:00 p.m. Eastern time on business days that precede the national holidays observed by the Fund

     - Orders must be received for Nations Treasury Reserves by 3:00 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by the Fund

  - 2:30 p.m. Eastern time for Nations Government Reserves

  - 12:00 noon Eastern time for Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(DOLLAR SIGN       BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Adviser Class Shares at net asset value per share.

        - We must receive payment by the following times on the business day BACAP Distributors, PFPC or their agents receive the order (unless the Fund closes early):

          - 5:30 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves, except:

               - Payment must be received for Nations Cash Reserves by 4:00 p.m.
                 Eastern time on the last business day of the calendar year

               - Payment must be received for Nations Money Market Reserves by
                 4:00 p.m. Eastern time on business days that precede the national holidays observed by this Fund

               - Payment must be received for Nations Treasury Reserves by 4:00
                 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by this Fund

          - 4:00 p.m. Eastern time for Nations Government Reserves, Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

          If we receive payment after these times, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change these times under certain circumstances, for example, when there's more wiring activity than normal.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

--------------------------------------------------------------------------------




 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------



(DOLLAR SIGN       SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We normally send the sale proceeds by Fedwire on the same business day that BACAP Distributors, PFPC or their agents receive your order.

        - You can sell up to $50,000 in shares by telephone if you qualify for telephone orders.

        - If you paid for shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Nations Treasury Reserves).

        - We can delay payment of the sale proceeds of Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves or Nations Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - We can delay payment of the sale proceeds of Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Nations New York Tax-Exempt Reserves for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 30 days notice in writing if we're going to do this

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you

        - under certain other circumstances allowed under the 1940 Act

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(ARROW GRAPHIC)    EXCHANGING SHARES

      You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can exchange Adviser Class Shares of a Fund for Adviser Class Shares of any other Nations Money Market Fund.

        - You must exchange at least $100,000 at a time.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

--------------------------------------------------------------------------------

THE SERVICING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

SHAREHOLDER SERVICING FEES

Servicing agents are compensated for providing services to investors under a shareholder servicing plan.

Servicing agents may receive a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Adviser Class Shares of the Funds.

Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Funds pay these fees to eligible servicing agents for as long as the plan continues. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Servicing agents may also receive:

  - a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

This compensation, which is not paid by the Funds, is discretionary and may be available only to selected servicing agents. For example, BACAP Distributors sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BACAP Distributors and BACAP, and certain other servicing agents. Selected servicing agents may also receive compensation for opening a minimum number of accounts. BACAP Distributors may cancel any compensation program at any time.

BACAP and BACAP Distributors may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

Distributions and taxes
(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------

ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and any net short-term capital gain generally are taxable to you as ordinary income. Although the Funds do not expect to realize any capital gain, any distributions of net long-term capital gain generally are taxable to you as long-term capital gain.

In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income. Fund distributions also will not qualify for recently enacted reductions in federal income taxation of dividends payable to individuals from domestic and certain foreign corporations.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

NATIONS MUNICIPAL RESERVES, NATIONS TAX-EXEMPT RESERVES, NATIONS
CALIFORNIA TAX-EXEMPT RESERVES, NATIONS NEW YORK TAX-EXEMPT
RESERVES

In general, you will not be subject to federal income tax on distributions from Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves of their tax-exempt interest income. Distributions from Nations California Tax-Exempt Reserves of its interest income from California municipal securities will not be subject to California state individual income tax. Distributions from Nations New York Tax-Exempt Reserves of its interest income from New York municipal securities will not be subject to New York State and New York City individual income tax. Distributions from these Funds, however, may be subject to state, local and other taxes.

Although these Funds do not intend to earn any taxable income or capital gain, any distributions of such income or capital gain generally are subject to tax.

A portion of the distributions from Nations Municipal Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves may also be subject to alternative minimum taxes.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities redemptions and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS CASH RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED       PERIOD ENDED
  ADVISER CLASS SHARES                        03/31/03          03/31/02          03/31/01          03/31/00         03/31/99*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period         $1.00             $1.00             $1.00             $1.00             $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                 0.0136            0.0295            0.0603            0.0507            0.0461
  LESS DISTRIBUTIONS:
  Dividends from net investment income        (0.0136)          (0.0295)          (0.0603)          (0.0507)          (0.0461)
  Net asset value, end of period               $1.00             $1.00             $1.00             $1.00             $1.00
  TOTAL RETURN++                               1.37%             2.99%             6.20%             5.19%             4.71%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)       $6,834,801        $7,873,470        $5,939,163        $4,780,346         $870,170
  Ratio of operating expenses to average
    net assets                              0.45%(a)(b)       0.45%(a)(b)         0.45%(a)        0.45%(a)(b)        0.45%+(a)
  Ratio of net investment income/(loss)
    to average net assets                      1.37%             2.67%             5.97%             5.12%             4.99%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                    0.51%(a)          0.52%(a)          0.52%(a)          0.54%(a)         0.68%+(a)

                                              YEAR ENDED
  ADVISER CLASS SHARES                         04/30/98
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0529
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0529)
  Net asset value, end of period                $1.00
  TOTAL RETURN++                                5.43%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $672,417
  Ratio of operating expenses to average
    net assets                                 0.45%(b)
  Ratio of net investment income/(loss)
    to average net assets                       5.29%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.69%

* Fiscal year end changed to March 31. Prior to this, the fiscal year end was April 30.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MONEY MARKET RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  ADVISER CLASS SHARES                         03/31/03             03/31/02             03/31/01             03/31/00
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0129               0.0286               0.0600               0.0548
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0129)             (0.0286)             (0.0600)             (0.0548)
  Net asset value, end of period                 $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 1.31%                2.90%                6.17%                5.62%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $640,364             $967,747             $622,177             $553,728
  Ratio of operating expenses to average
    net assets                                0.45%(a)(b)           0.45%(a)            0.45%(a)(b)          0.45%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                        1.29%                2.60%                5.94%                5.39%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.51%(a)             0.53%(a)             0.52%(a)             0.58%(a)

                                              PERIOD ENDED
  ADVISER CLASS SHARES                        03/31/99*,**
  OPERATING PERFORMANCE:
  Net asset value, beginning of period            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0344
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0344)
  Net asset value, end of period                  $1.00
  TOTAL RETURN++                                  3.46%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $6,377
  Ratio of operating expenses to average
    net assets                                  0.45%+(a)
  Ratio of net investment income/(loss)
    to average net assets                        4.62%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.71%+(a)

* Money Market Reserves Adviser Class Shares commenced operations on July 2,
1998.
** Fiscal year end changed to March 31. Prior to this, the fiscal year end was April 30.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TREASURY RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED       PERIOD ENDED
  ADVISER CLASS SHARES                        03/31/03          03/31/02          03/31/01          03/31/00         03/31/99*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period         $1.00             $1.00             $1.00             $1.00             $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                 0.0126            0.0277            0.0578            0.0479            0.0439
  LESS DISTRIBUTIONS:
  Dividends from net investment income        (0.0126)          (0.0277)          (0.0578)          (0.0479)          (0.0439)
  Net asset value, end of period               $1.00             $1.00             $1.00             $1.00             $1.00
  TOTAL RETURN++                               1.26%             2.80%             5.93%             4.89%             4.48%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)       $2,723,279        $2,568,691        $1,918,597        $1,460,966         $344,906
  Ratio of operating expenses to average
    net assets                                0.45%(a)          0.45%(a)        0.45%(a)(b)       0.45%(a)(b)        0.45%+(a)
  Ratio of net investment income/(loss)
    to average net assets                      1.27%             2.56%             5.74%             4.81%             4.74%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                    0.51%(a)          0.52%(a)          0.52%(a)          0.53%(a)         0.70%+(a)

                                              YEAR ENDED
  ADVISER CLASS SHARES                         04/30/98
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0516
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0516)
  Net asset value, end of period                $1.00
  TOTAL RETURN++                                5.28%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $222,760
  Ratio of operating expenses to average
    net assets                                  0.45%
  Ratio of net investment income/(loss)
    to average net assets                       5.16%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.70%

* Fiscal year end changed to March 31. Prior to this, the fiscal year end was April 30.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS GOVERNMENT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED       PERIOD ENDED
  ADVISER CLASS SHARES                        03/31/03          03/31/02          03/31/01          03/31/00         03/31/99*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period         $1.00             $1.00             $1.00             $1.00             $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                 0.0126            0.0278            0.0590            0.0491            0.0445
  LESS DISTRIBUTIONS:
  Dividends from net investment income        (0.0126)          (0.0278)          (0.0590)          (0.0491)          (0.0445)
  Net asset value, end of period               $1.00             $1.00             $1.00             $1.00             $1.00
  TOTAL RETURN++                               1.27%             2.81%             6.06%             5.02%             4.54%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)        $586,412          $794,855         $1,190,853         $477,205          $88,836
  Ratio of operating expenses to average
    net assets                                0.45%(a)          0.45%(a)        0.45%(a)(b)       0.45%(a)(b)        0.45%+(a)
  Ratio of net investment income/(loss)
    to average net assets                      1.23%             2.45%             5.81%             5.01%             4.80%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                    0.52%(a)          0.53%(a)          0.54%(a)          0.54%(a)         0.69%+(a)

                                              YEAR ENDED
  ADVISER CLASS SHARES                         04/30/98
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0518
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0518)
  Net asset value, end of period                $1.00
  TOTAL RETURN++                                5.30%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $70,164
  Ratio of operating expenses to average
    net assets                                  0.45%
  Ratio of net investment income/(loss)
    to average net assets                       5.18%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.70%

* Fiscal year end changed to March 31. Prior to this, the fiscal year end was April 30.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MUNICIPAL RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED       PERIOD ENDED
  ADVISER CLASS SHARES                        03/31/03          03/31/02          03/31/01          03/31/00         03/31/99*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period         $1.00             $1.00             $1.00             $1.00             $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                 0.0103            0.0190            0.0367            0.0304            0.0270
  LESS DISTRIBUTIONS:
  Dividends from net investment income        (0.0103)          (0.0190)          (0.0367)          (0.0304)          (0.0270)
  Net asset value, end of period               $1.00             $1.00             $1.00             $1.00             $1.00
  TOTAL RETURN++                               1.03%             1.92%             3.73%             3.08%             2.73%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)        $284,866          $158,556          $129,807          $77,511           $55,434
  Ratio of operating expenses to average
    net assets                                 0.45%             0.45%             0.45%             0.45%             0.45%+
  Ratio of net investment income/(loss)
    to average net assets                      0.98%             1.78%             3.68%             3.04%             2.85%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.53%             0.55%             0.54%             0.55%             0.73%+

                                              YEAR ENDED
  ADVISER CLASS SHARES                         04/30/98
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0332
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0332)
  Net asset value, end of period                $1.00
  TOTAL RETURN++                                3.34%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $29,936
  Ratio of operating expenses to average
    net assets                                 0.45%(a)
  Ratio of net investment income/(loss)
    to average net assets                       3.28%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.73%

* Fiscal year end changed to March 31. Prior to this, the fiscal year end was April 30.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of interest expense on the operating expense ratio was 0.01%.

NATIONS TAX-EXEMPT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                                  PERIOD ENDED
  ADVISER CLASS SHARES                                             03/31/03*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                               $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                       0.0060
  LESS DISTRIBUTIONS:
  Dividends from net investment income                              (0.0060)
  Net asset value, end of period                                     $1.00
  TOTAL RETURN++                                                     0.60%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                               $9,661
  Ratio of operating expenses to average
    net assets                                                       0.45%+
  Ratio of net investment income/(loss)
    to average net assets                                            0.88%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                           0.53%+

* Tax-Exempt Reserves Adviser Class Shares commenced operations on August 9,
2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

NATIONS CALIFORNIA TAX-EXEMPT                FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD
RESERVES

                                             YEAR ENDED        YEAR ENDED        YEAR ENDED       PERIOD ENDED      PERIOD ENDED
  ADVISER CLASS SHARES                        03/31/03          03/31/02          03/31/01          03/31/00         05/14/99*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period         $1.00             $1.00             $1.00             $1.00             $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                 0.0091            0.0174            0.0308            0.0232            0.0052
  LESS DISTRIBUTIONS:
  Dividends from net investment income        (0.0091)          (0.0174)          (0.0308)          (0.0232)          (0.0052)
  Net asset value, end of period               $1.00             $1.00             $1.00             $1.00             $1.00
  TOTAL RETURN++                               0.91%             1.75%             3.12%             2.32%             0.52%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)        $502,135          $298,268          $318,737          $360,319          $636,000
  Ratio of operating expenses to average
    net assets                                 0.45%             0.45%             0.45%             0.45%+            0.50%+
  Ratio of net investment income/(loss)
    to average net assets                      0.90%             1.13%             3.08%             2.55%+            2.49%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.52%             0.53%             0.53%             0.53%+            0.52%+

                                              YEAR ENDED
  ADVISER CLASS SHARES                        02/28/99*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0268
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0268)
  Net asset value, end of period                $1.00
  TOTAL RETURN++                                2.71%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $709,000
  Ratio of operating expenses to average
    net assets                                 0.49%(a)
  Ratio of net investment income/(loss)
    to average net assets                       2.65%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.49%(a)

* The financial information for the fiscal periods reflect the financial information for the Pacific Horizon California Tax-Exempt Money Market Fund Horizon Service Shares, which were reorganized into the California Tax-Exempt Reserves Adviser Class Shares, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS NEW YORK TAX-EXEMPT

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
RESERVES

                                                           PERIOD ENDED
  ADVISER CLASS SHARES                                      12/22/02**
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                         $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                0.0070
  LESS DISTRIBUTIONS:
  Dividends from net investment income                       (0.0070)
  Net asset value, end of period                               $1.00
  TOTAL RETURN++                                               0.70%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                         $--#
  Ratio of operating expenses to average
    net assets                                                0.38%+
  Ratio of net investment income/(loss)
    to average net assets                                     1.02%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                    1.03%+

                                                            PERIOD ENDED
  ADVISER CLASS SHARES                                        03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                          $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                 0.0008
  LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.0008)
  Net asset value, end of period                                $1.00
  TOTAL RETURN++                                                0.08%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                           $1
  Ratio of operating expenses to average
    net assets                                                 0.45%+
  Ratio of net investment income/(loss)
    to average net assets                                      0.78%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                     4.76%+

* New York Tax-Exempt Reserves Adviser Class Shares commenced operations on February 15, 2002.
** Adviser Class Shares were fully redeemed on December 22, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Amount represents less than $500.

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

DEBT SECURITY -- when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

EQUITY SECURITY -- an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIRST-TIER SECURITY -- under Rule 2a-7 of the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

GUARANTEED INVESTMENT CONTRACT -- an investment instrument issued by a rated insurance company in return for a payment by an investor.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities. For Nations Treasury Reserves and Nations Government Reserves, money market instruments do not include either commercial paper or municipal securities.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

PARTICIPATION -- a pass-through certificate representing a share in a pool of debt obligations or other instruments.

PASS-THROUGH CERTIFICATE -- securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

PRIVATE ACTIVITY BOND -- a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SPECIAL PURPOSE ISSUER -- an entity organized solely to issue asset-backed securities on a pool of assets it owns.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. TREASURY OBLIGATION -- a debt security issued by the U.S. Treasury.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Where to find more information
(QUESTION MARK GRAPHIC)

You'll find more information about Nations Money Market Funds in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS

      The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Funds and their policies. The
                   SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations
      Funds:

      By telephone: 1.800.626.2275 (Institutional Investors)
                    1.800.321.7854 (Individual Investors)

      By mail:
      NATIONS FUNDS
      C/O BACAP DISTRIBUTORS, LLC
      ONE BANK OF AMERICA PLAZA
      33RD FLOOR
      CHARLOTTE, NC 28255

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


SEC file number:
Nations Funds Trust, 811-09645
ADVISER-0803


                                                            (NATIONS FUNDS LOGO)

       Nations Cash Reserves
       -------------------------------------------------------------------
       Prospectus -- Marsico Shares
       August 1, 2003

(NATIONS FUNDS LOGO)



THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   -----------------------------------
                            NOT FDIC INSURED
                   -----------------------------------
                             MAY LOSE VALUE
                   -----------------------------------
                            NO BANK GUARANTEE
                   -----------------------------------

AN OVERVIEW OF THE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 29.

YOUR INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUND.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about one of the Nations Money Market Funds -- Nations Cash Reserves. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Marsico Class Shares of Nations Cash Reserves. This class of shares is designed for investors in the Marsico Focus Fund, the Marsico Growth Fund, the Marsico 21st Century Fund, and the Marsico International Opportunities Fund. Please turn to BUYING, SELLING AND EXCHANGING SHARES for more information about who is eligible to buy this class of shares.

ABOUT THE FUND

This Fund seeks to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

IS THIS FUND RIGHT FOR YOU?

Not every fund is right for every investor. When you're choosing a fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

This Fund may be suitable for you if:

  - you're looking for a relatively low risk investment with stability of principal

  - you have short-term income needs

It may not be suitable for you if:

  - you're looking for higher returns

  - you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of the Fund's principal investments, strategies and risks in the Fund description that starts on page 5.

FOR MORE INFORMATION

If you have any questions about the Fund, please call us at 1.888.860.8686 or contact your investment professional.

You'll find more information about the Fund in the Statement of Additional Information (SAI). The SAI includes more detailed information about the Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Fund
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA
CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) IS THE INVESTMENT ADVISER TO THE FUND. BACAP IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF THE FUND.




 YOU'LL FIND MORE ABOUT BACAP STARTING ON PAGE 12.

--------------------------------------------------------------------------------


NATIONS CASH RESERVES                          5
------------------------------------------------
OTHER IMPORTANT INFORMATION                   10
------------------------------------------------
HOW THE FUND IS MANAGED                       12

About your investment
(DOLLAR GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging
    shares                                     15
    How orders are processed                   17
  Shareholder servicing and
    administration fees                        23
  Distributions and taxes                      24
-------------------------------------------------
FINANCIAL HIGHLIGHTS                           27
-------------------------------------------------
TERMS USED IN THIS PROSPECTUS                  29
-------------------------------------------------
WHERE TO FIND MORE INFORMATION         BACK COVER

NATIONS CASH RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S CASH INVESTMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 12.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - commercial paper

  - bank obligations

  - short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  - short-term taxable municipal securities

  - repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

--------------------------------------------------------------------------------

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER' BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, or for other reasons.


--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Cash Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

CALL US AT 1.888.860.8686 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT 7-DAY YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

       YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

       The bar chart shows you how the performance of the Fund's Capital Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

              1993  1994  1995  1996  1997  1998  1999  2000  2001  2002
              ----  ----  ----  ----  ----  ----  ----  ----  ----  ----
              2.89% 3.90% 6.02% 5.44% 5.62% 5.58% 5.22% 6.47% 4.22% 1.81%



              *Year-to-date return as of June 30, 2003: 0.60%

BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


  BEST: 3RD QUARTER 2000:          1.66%
  WORST: 4TH QUARTER 2002:         0.39%

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002


                                                       LIFE OF
                         1 YEAR   5 YEARS   10 YEARS    FUND*
  CAPITAL CLASS SHARES   1.81%     4.65%     4.71%      4.78%

*THE INCEPTION DATE OF CAPITAL CLASS SHARES IS OCTOBER 10, 1990.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                           Marsico
         (Fees paid directly from your investment)  Shares
         Maximum sales charge (load) imposed on
           purchases                                 none



         Maximum deferred sales charge (load)        none



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees                             0.15%



         Shareholder servicing and administration
           fees                                      0.35%



         Other expenses                              0.11%
                                                      -----



         Total annual Fund operating expenses        0.61%



         Fee waivers and/or reimbursements          (0.06)%
                                                      -----



         Total net expenses(2)                       0.55%
                                                      =====

       (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

       (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/ or reimburse expenses until July 31, 2004. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


       EXAMPLE

       This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

       This example assumes:

         - you invest $10,000 in Marsico Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         - you reinvest all dividends and distributions in the Fund

         - your investment has a 5% return each year

         - the Fund's operating expenses remain the same as shown in the table above

         - the waivers and/or reimbursements shown above expire July 31, 2004 and are not reflected in the 3, 5 and 10 year examples

       Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
          MARSICO SHARES         $56      $190      $335       $759

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about the Fund's principal investments, strategies and risks in the description starting on page 5. The following are some other risks and information you should consider before you invest:

    - SPECIAL RULES FOR MONEY MARKET FUNDS -- Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Fund, like all money market funds:

      - may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

      - must maintain an average dollar-weighted maturity of 90 days or less

      - may normally invest no more than 5% of its total assets in securities of the same issuer, other than U.S. government securities; however, it may invest up to 25% of its total assets in first-tier securities of a single issuer for up to three business days

      - may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier.

    - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of the Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

    - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

      The Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If the Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

    - INVESTING DEFENSIVELY -- The Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. The Fund may not achieve its investment objective while it is investing defensively. Any cash the Fund holds for defensive or other reasons may not earn income.

    - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to the Fund, including investment advisory, investment sub-advisory, distribution, administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Fund. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

    - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.321.7854 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

How the Fund is managed
(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA
CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------


INVESTMENT ADVISER

BACAP is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Money Market Fund described in this prospectus.

BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $195 billion, BACAP acts as investment manager for individuals, corporations, private investment companies and financial institutions. BACAP uses a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP's Cash Investment Team is responsible for making the day-to-day investment decisions for the Fund.

The Fund pays BACAP an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly.

BACAP has agreed to waive fees and/or reimburse expenses for the Fund until July 31, 2004. You'll find a discussion of any waiver and/or reimbursement in the Fund description. There is no assurance that BACAP will continue to waive and/or reimburse any fees and/or expenses after this date.

BACAP can receive a maximum annual investment advisory fee of 0.15%, calculated as a percentage of average daily net assets of the Fund. BACAP and/or an affiliate received an actual investment advisory fee of 0.12% during the Fund's last fiscal year, after waivers and/or reimbursements.

INVESTMENT SUB-ADVISER

Nations Funds and BACAP may engage one or more investment sub-advisers for the Fund to make day-to-day investment decisions for the Fund. BACAP retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Fund's needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BACAP may at times recommend to the Board that the
Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. BACAP and the Fund have applied for relief from the SEC to permit the Fund to act on many of BACAP's recommendations with approval only by the Board and not by Fund shareholders. BACAP or the Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BACAP and the Fund obtain the relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

BACAP DISTRIBUTORS, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------

The Fund is distributed by BACAP Distributors, LLC (BACAP Distributors), a registered broker/dealer. The Fund may pay a shareholder servicing fee and/or other compensation to companies for providing services to investors.

BACAP Distributors is also administrator of the Fund, and is responsible for overseeing the administrative operations of the Fund. The Fund pays BACAP Distributors a fee of 0.10% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Fund, and is paid monthly.

--------------------------------------------------------------------------------

PFPC INC.

400 BELLEVUE PARKWAY WILMINGTON, DELAWARE 19809

--------------------------------------------------------------------------------


PFPC Inc. (PFPC) is the transfer agent for the Fund's shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares
(BUYING, SELLING AND EXCHANGING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS.

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

MARSICO FUNDS

MARSICO FUNDS
C/O UMB FUND SERVICES, INC.
P.O. BOX 3210
MILWAUKEE, WI 53202

--------------------------------------------------------------------------------


This prospectus offers Marsico Shares of Nations Cash Reserves. Marsico Shares are available only to investors in the Marsico Focus Fund, the Marsico Growth Fund, the Marsico 21st Century Fund, and the Marsico International Opportunities Fund (Marsico Funds). You don't pay any sales charges when you buy or sell Marsico Shares of the Fund.

You can invest in the Fund only through the Fund's servicing agent, UMB Fund Services, Inc. Please call the servicing agent at 1.888.860.8686 for information about its procedures and account requirements, which may be different from those described here.

We encourage you to consult with an investment professional who can open an account for you through the servicing agent and help you with your investment decisions. Once you have an account, you can buy and sell shares by contacting your investment professional or the servicing agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

The table on the next page summarizes some key information about buying and selling shares. This information applies only to transactions by the servicing agent and other authorized agents. Please contact your investment professional or call the servicing agent if you have questions or you need help placing an order.

              Ways to buy, sell     How much you can buy,
                 or exchange          sell or exchange           Other things to know
              -----------------  ---------------------------  ---------------------------
Buying        In a lump sum      minimum initial investment:
 shares                          - $2,500 for regular
                                   accounts
                                 - $1,000 for traditional
                                   and Roth IRAs, and
                                   Coverdell Education
                                   Savings Accounts
                                 - $500 for spousal IRA
                                   accounts
                                 - $500 for SEP IRA accounts
                                 - $500 for transfers to
                                   minor accounts
                                 minimum additional
                                 investment:
                                 - $100 for all accounts

              Using our          minimum initial investment:  You can buy shares twice a
              Automatic          - $1,000                     month, monthly or
              Investment Plan    minimum additional           quarterly, using automatic
                                 investment:                  transfers from your bank
                                 - $50                        account.

Selling       In a lump sum      - you can sell up to         We usually send you or your
 shares                            $50,000 of your shares by  investment professional the
                                   telephone, otherwise       sale proceeds on the same
                                   there are no limits to     day that we receive your
                                   the amount you can sell    order.
                                 - other restrictions may
                                   apply to withdrawals from  If you paid for your shares
                                   retirement plan accounts   with a check that wasn't
                                                              certified, we'll hold the
                                                              sale proceeds when you sell
                                                              those shares for at least
                                                              15 days after the trade
                                                              date of the purchase, or
                                                              until the check has
                                                              cleared, whichever is
                                                              later.

              Using our          - minimum $100 per           Your account balance must
              Systematic           withdrawal                 be at least $10,000 to set
              Withdrawal Plan                                 up the plan. You can make
                                                              withdrawals twice a month,
                                                              monthly, quarterly or
                                                              annually. We'll send your
                                                              money by check or deposit
                                                              it directly to your bank
                                                              account.

Exchanging    In a lump sum      - minimum $2,500 per         You can generally exchange
 shares                            exchange                   Marsico Shares of the Fund
                                                              for shares of Marsico
                                                              Funds.

              Using our          - minimum $50 per exchange   You must already have an
              Automatic                                       investment in the Funds
              Exchange Feature                                into which you want to
                                                              exchange. You can make
                                                              exchanges monthly or
                                                              quarterly.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE FUND RESERVES THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of the Fund's shares -- or its net asset value per share. We calculate net asset value per share of each share class of Nations Cash Reserves at 5:00 p.m. Eastern time each business day (unless the Fund closes early).

First, we calculate the net asset value for each class of the Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Fund, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN THE FUND

The value of the Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Fund.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents by 5:00 p.m. Eastern time on a business day (unless the Fund closes early) will receive that day's net asset value per share, except, orders must be received by 3:00 p.m. Eastern time on the last business day of the calendar year.

Orders received after this time will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to the servicing agent.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - We'll process your order only if we receive payment in federal funds by 5:30 p.m. Eastern time on the business day BACAP Distributors, PFPC or their agents receive the order (unless the Fund closes early), except, payment must be received by 4:00 p.m. Eastern time on the last business day of the calendar year. Otherwise, we'll cancel your order.

        - The servicing agent is responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares you buy are recorded on the books of the Fund. We don't issue certificates.

        - All purchases must be made in U.S. dollars and checks drawn on U.S. banks. No cash, credit cards or third party checks will be accepted.

      MINIMUM INITIAL INVESTMENT

      The minimum initial amount you can buy is usually $2,500.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $1,000 for traditional and Roth individual retirement accounts (IRAs), and Coverdell Education Savings Accounts

        - $500 for spousal IRA accounts

        - $500 for SEP IRA accounts

        - $500 for transfers to minor accounts

        - $1,000 using our Automatic Investment Plan

      MINIMUM ADDITIONAL INVESTMENT

      You can make additional purchases of $100, or $50 if you use our Automatic Investment Plan.

AUTOMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Fund. You can contact your investment professional or the servicing agent to set up the plan.

Here's how the plan works:

  - You can buy shares twice a month, monthly or quarterly.

  - You can choose to have your money transferred on or about the 15th or the last day of the month.

(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - If you're selling your shares through the servicing agent, we'll normally send the sale proceeds by Fedwire on the same business day that BACAP Distributors, PFPC or their agents receive your order. The servicing agent is responsible for depositing the sale proceeds to your account on time.

        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account on the same business day that the Fund receives your order.


--------------------------------------------------------------------------------



 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------


        - You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in
          Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

        - if the servicing agent tells us to sell your shares under arrangements made between the servicing agent and you

        - under certain other circumstances allowed under the 1940 Act

SYSTEMATIC WITHDRAWAL PLAN
The Systematic Withdrawal Plan lets you withdraw $100 or more twice a month, monthly, quarterly or annually. You can contact your investment professional or the servicing agent to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $10,000 to set up the plan.

  - If you set up the plan after you've opened your account, your signature must be guaranteed.

  - You can choose to have us transfer your money on or about the 15th or the 25th of the month.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving the servicing agent 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND STRATEGIES OF THE MARSICO FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY BEFORE YOU INVEST.
--------------------------------------------------------------------------------


(EXCHANGING SHARES EXCHANGING SHARES
  GRAPHIC)

      You can sell shares of the Fund to buy shares of another Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - You can exchange Marsico Shares of the Fund for shares of Marsico
          Funds.

        - You must exchange at least $2,500, or $50 using our Automatic Exchange Feature.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We or Marsico Funds may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $50 or more of Marsico Shares of the Fund for shares of Marsico Funds every month or every quarter. You can contact your investment professional or the servicing agent to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the servicing agent in writing or call 1.888.860.8686.

  - If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

  - You must already have an investment in the Funds you want to exchange.

  - You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

  - The rules for making exchanges apply to automatic exchanges.

Shareholder servicing and administration fees
(PERCENT GRAPHIC)

--------------------------------------------------------------------------------

THE SERVICING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.
--------------------------------------------------------------------------------


The servicing agent is compensated for providing services to investors under a shareholder servicing plan.

The servicing agent may receive a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Marsico Shares of the Fund.

Administration agents are compensated for providing services to investors under a shareholder administration plan.

Administration agents may receive a maximum annual shareholder administration fee of 0.10% of the average daily net assets of Marsico Shares of the Fund.

Fees are calculated daily and paid monthly. Over time, these fees will increase the cost of your investment. Because these fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Fund pays these fees to the servicing agent or administration agents for as long as the plan continues. We may reduce or discontinue payments at any time.

BACAP and BACAP Distributors may pay amounts from their own assets to selling or servicing agents of the Fund for services they provide.

Distribution and taxes
(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF THE FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.
--------------------------------------------------------------------------------

ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and realized capital gain to its shareholders. The Fund intends to pay out a sufficient amount of its income and capital gain to shareholders so the Fund won't have to pay any federal income tax. When the Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

Although the Fund does not expect to realize any capital gain, any capital gain realized by the Fund will be distributed at least once a year. The Fund declares distributions of net investment income each business day (unless the Fund closes early), and pays these distributions monthly. Normally, the Fund will declare and pay distributions of net investment income as indicated above. The Fund may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared. Shares are eligible to receive net investment income distributions from the settlement date of the purchase up to and including the day before the shares are sold.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at 1.888.860.8686.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUND. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.

FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.
--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of the Fund's ordinary income and any net short-term capital gain generally are taxable to you as ordinary income. Although the Fund does not expect to realize any capital gain, any distributions of net long-term capital gain generally are taxable to you as long-term capital gain.

In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income. Fund distributions also will not qualify for recently enacted reductions in federal income taxation of dividends payable to individuals from domestic and certain foreign corporations.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest the Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

As long as the Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Fund has performed for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountant's report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS CASH RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                      PERIOD ENDED
  MARSICO SHARES                        03/31/03*
  OPERATING PERFORMANCE:
  Net asset value, beginning
    of period                             $1.00
  INCOME FROM INVESTMENT
    OPERATIONS:
  Net investment income/(loss)           0.0127
  LESS DISTRIBUTIONS:
  Dividends from net
    investment income                   (0.0127)
  Net asset value, end of
    period                                $1.00
  TOTAL RETURN++                          1.28%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in 000's)                           $20,755
  Ratio of operating expenses
    to average net assets             0.55%+(a)(b)
  Ratio of net investment
    income/(loss) to average
    net assets                           1.27%+
  Ratio of operating expenses
    to average net assets
    without waivers and/or
    expense reimbursements              0.61%+(a)

* Cash Reserves Marsico Shares commenced operations on May 13, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

DEBT SECURITY -- when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

EQUITY SECURITY -- an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIRST-TIER SECURITY -- under Rule 2a-7 of the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

GUARANTEED INVESTMENT CONTRACT -- an investment instrument issued by a rated insurance company in return for a payment by an investor.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities. For Nations Treasury Reserves and Nations Government Reserves, money market instruments do not include either commercial paper or municipal securities.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

PARTICIPATION -- a pass-through certificate representing a share in a pool of debt obligations or other instruments.

PASS-THROUGH CERTIFICATE -- securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

PRIVATE ACTIVITY BOND -- a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SPECIAL PURPOSE ISSUER -- an entity organized solely to issue asset-backed securities on a pool of assets it owns.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. TREASURY OBLIGATION -- a debt security issued by the U.S. Treasury.



 32
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Where to find more information
(QUESTION MARK GRAPHIC)

You'll find more information about Nations Cash Reserves in the following documents:

       ANNUAL AND SEMI-ANNUAL REPORTS

       The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on the Fund's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Fund and its policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

       You can obtain a free copy of these documents, request other information about the Fund and make shareholder inquiries by contacting Nations
       Funds:

       By telephone: 1.888.860.8686

       By mail:
       NATIONS CASH RESERVES-MARSICO SHARES
       C/O UMB FUND SERVICES, INC.
       P.O. BOX 3210
       MILWAUKEE, WI 53201-3210

       Information about the Fund can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:
Nations Funds Trust,
811-09645
MARSICOPRO-0803

                                                            (NATIONS FUNDS LOGO)

                       STATEMENT OF ADDITIONAL INFORMATION
                               NATIONS FUNDS TRUST

        INTERNATIONAL/GLOBAL STOCK FUNDS                              GOVERNMENT & CORPORATE BOND FUNDS
            Nations Global Value Fund                                         Nations Bond Fund
        Nations International Equity Fund                             Nations Government Securities Fund
        Nations International Value Fund                                 Nations High Yield Bond Fund
Nations Marsico International Opportunities Fund                        Nations Intermediate Bond Fund
                                                                  Nations Short-Intermediate Government Fund
                   STOCK FUNDS                                          Nations Short-Term Income Fund
          Nations Asset Allocation Fund                                 Nations Strategic Income Fund
           Nations Capital Growth Fund
       Nations Convertible Securities Fund                                   MUNICIPAL BOND FUNDS
        Nations Marsico 21st Century Fund                          Nations Intermediate Municipal Bond Fund
      Nations Marsico Focused Equities Fund                             Nations Municipal Income Fund
           Nations Marsico Growth Fund                             Nations Short-Term Municipal Income Fund
           Nations MidCap Growth Fund
            Nations MidCap Value Fund                                     STATE MUNICIPAL BOND FUNDS
           Nations SmallCap Value Fund                       Nations California Intermediate Municipal Bond Fund
           Nations Small Company Fund                               Nations California Municipal Bond Fund
          Nations Strategic Growth Fund                        Nations Florida Intermediate Municipal Bond Fund
               Nations Value Fund                                    Nations Florida Municipal Bond Fund
                                                               Nations Georgia Intermediate Municipal Bond Fund
                   INDEX FUNDS                                    Nations Kansas Municipal Income Fund
          Nations LargeCap Index Fund                         Nations Maryland Intermediate Municipal Bond Fund
      Nations LargeCap Enhanced Core Fund                 Nations North Carolina Intermediate Municipal Bond Fund
           Nations MidCap Index Fund                      Nations South Carolina Intermediate Municipal Bond Fund
          Nations SmallCap Index Fund                        Nations Tennessee Intermediate Municipal Bond Fund
                                                               Nations Texas Intermediate Municipal Bond Fund
               LIFEGOAL PORTFOLIOS                            Nations Virginia Intermediate Municipal Bond Fund
   Nations LifeGoal Balanced Growth Portfolio
        Nations LifeGoal Growth Portfolio                                  MONEY MARKET FUNDS
  Nations LifeGoal Income and Growth Portfolio
     Nations California Tax-Exempt Reserves                                 Nations Cash Reserves
                                                                         Nations Government Reserves
                                                                        Nations Money Market Reserves
                                                                          Nations Municipal Reserves
                                                                     Nations New York Tax-Exempt Reserves
                                                                         Nations Tax-Exempt Reserves
                                                                          Nations Treasury Reserves


  Adviser Class Shares, Capital Class Shares, Daily Class Shares, Institutional
    Class Shares, Investor Class Shares, Liquidity Class Shares, Market Class
        Shares, Marsico Shares, Service Class Shares, Trust Class Shares,
         Primary A Shares, Primary B Shares, Investor A Shares, Investor
                         B Shares and Investor C Shares

                                 August 1, 2003

         This SAI provides information relating to the classes of shares representing interests in the Funds listed above. This information supplements the information contained in the prospectuses for the Funds and is intended to be read in conjunction with the prospectuses. THE SAI IS NOT A PROSPECTUS FOR THE FUNDS. See "About the SAI" for information on what the SAI is and how it should be used.

         Copies of any of the prospectuses may be obtained without charge by writing Nations Funds, One Bank of America Plaza, 33rd Floor, Charlotte, NC 28255, or by calling Nations Funds at 800-321-7854 or 800-626-2275 (for institutional money market investors). The Funds' annual reports to shareholders, including the audited financial statements for the Funds, dated March 31, 2003, are hereby incorporated into this SAI by reference.

         FOR EASE OF USE, CERTAIN TERMS OR NAMES THAT ARE USED IN THIS SAI HAVE BEEN SHORTENED OR ABBREVIATED. A LIST OF THESE TERMS AND THEIR CORRESPONDING FULL NAMES OR DEFINITIONS CAN BE FOUND AT THE END OF THIS SAI IN APPENDIX B. An investor may find it helpful to review the terms and names in Appendix B before reading the SAI.

                                TABLE OF CONTENTS

ABOUT THIS SAI..................................................................................................    1
HISTORY OF the TRUST............................................................................................    2
DESCRIPTION OF THE FUNDS' INVESTMENTS AND RISKS.................................................................    2
     General....................................................................................................    2
     Investment Policies........................................................................................    2
         Fundamental Policies...................................................................................    3
         Non-Fundamental Policies...............................................................................    4
         Exemptive Orders.......................................................................................    5
     Permissible Fund Investments and Investment Techniques.....................................................    5
         The International/Global Stock Funds...................................................................    6
         The Stock Funds........................................................................................    6
         The Index Funds........................................................................................    7
         LifeGoal Portfolios....................................................................................    7
         Government & Corporate Bond Funds......................................................................    7
         Municipal Bond Funds...................................................................................    8
         State Municipal Bond Funds.............................................................................    8
         Money Market Funds.....................................................................................    8
     Descriptions of Permissible Investments....................................................................    9
         Asset-Backed Securities................................................................................    9
         Bank Obligations (Domestic and Foreign)................................................................    9
         Borrowings.............................................................................................   10
         Common Stock...........................................................................................   10
         Convertible Securities.................................................................................   11
         Corporate Debt Securities..............................................................................   12
         Derivatives............................................................................................   13
         Dollar Roll Transactions...............................................................................   13
         Foreign Securities.....................................................................................   14
         Futures and Options....................................................................................   15
         Guaranteed Investment Contracts and Funding Agreements.................................................   18
         High Yield/Lower-Rated Debt Securities.................................................................   18
         Linked Securities and Structured Products..............................................................   19
         Money Market Instruments...............................................................................   20
         Mortgage-Backed Securities.............................................................................   20
         Municipal Securities...................................................................................   21
         Other Investment Companies.............................................................................   23
         Pass Through Securities (Participation Interests and Company Receipts).................................   25
         Preferred Stock........................................................................................   25
         Private Placement Securities and Other Restricted Securities...........................................   26
         REITs and Master Limited Partnerships..................................................................   27
         Repurchase Agreements..................................................................................   28
         Reverse Repurchase Agreements..........................................................................   28
         Securities Lending.....................................................................................   28
         Short Sales............................................................................................   29
         Stripped Securities....................................................................................   29
         Swap Contracts.........................................................................................   30
         U.S. Government Obligations............................................................................   30
         Variable- and Floating-Rate Instruments................................................................   31
         Warrants and Rights....................................................................................   31
         When-Issued Purchases, Delayed Delivery and Forward Commitments........................................   31
         Zero-Coupon, Pay-In-Kind and Step-Coupon Securities....................................................   32
     Other Considerations.......................................................................................   33

         Temporary Defensive Purposes...........................................................................   33
         Portfolio Turnover.....................................................................................   33
MANAGEMENT OF THE TRUST.........................................................................................   33
     The Trustees and Principal Officers........................................................................   34
     Board Committees...........................................................................................   37
     Board Compensation.........................................................................................   38
     Nations Funds Deferred Compensation Plan...................................................................   39
     Beneficial Equity Ownership Information....................................................................   40
     Ownership of Securities of Adviser, Distributor, or Related Entities.......................................   41
     Disclosure of Other Transactions Involving Trustees........................................................   42
     Approval of Advisory and Sub-Advisory Agreements...........................................................   42
     Codes of Ethics............................................................................................   44
PROXY VOTING POLICIES AND PROCEDURES............................................................................   44
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.............................................................   44
INVESTMENT ADVISORY AND OTHER SERVICES..........................................................................   44
     Investment Adviser and Sub-Advisers........................................................................   44
         Investment Advisory and Sub-Advisory Agreements........................................................   45
         Expense Limitations....................................................................................   46
         Advisory Fee Rates.....................................................................................   47
         Advisory Fees Paid.....................................................................................   47
         Sub-Advisory Fee Rates.................................................................................   51
         Sub-Advisory Fees Paid.................................................................................   51
     Administrator and Sub-Administrator........................................................................   52
         Administrator..........................................................................................   52
         Sub-Administrator......................................................................................   53
         Administration and Sub-Administration Fees Paid........................................................   53
     12b-1 Plans................................................................................................   58
     Expenses...................................................................................................   65
     Other Service Providers....................................................................................   65
         Transfer Agents and Custodian..........................................................................   65
         Independent Accountants................................................................................   66
         Counsel................................................................................................   66
BROKERAGE ALLOCATION AND OTHER PRACTICES........................................................................   66
     General Brokerage Policy, Brokerage Transactions and Broker Selection......................................   66
     Aggregate Brokerage Commissions............................................................................   69
     Brokerage Commissions Paid to Affiliates...................................................................   70
     Directed Brokerage.........................................................................................   71
     Securities of Regular Broker/Dealers.......................................................................   72
     Monies Paid to Broker/Dealers from the Adviser's or Distributor's Profit...................................   73
CAPITAL STOCK...................................................................................................   73
     Description of the Trust's Shares..........................................................................   73
     About the Trust's Capital Stock............................................................................   74
PURCHASE, REDEMPTION AND PRICING OF SHARES......................................................................   76
     Purchase, Redemption and Exchange..........................................................................   76
     Offering Price.............................................................................................   77
INFORMATION CONCERNING TAXES....................................................................................   79
     Qualification as a Regulated Investment Company............................................................   79
     Excise Tax.................................................................................................   80
     Capital Loss Carry-Forwards................................................................................   80
     Equalization Accounting....................................................................................   80
     Investment through Master Portfolios.......................................................................   80
     Taxation of Fund Investments...............................................................................   81
     Taxation of Distributions..................................................................................   83
     Sales and Exchanges of Fund Shares.........................................................................   83
     Foreign Taxes..............................................................................................   84

     Federal Income Tax Rates...................................................................................   84
     Backup Withholding.........................................................................................   85
     Tax-Deferred Plans.........................................................................................   85
     Corporate Shareholders.....................................................................................   85
     Foreign Shareholders.......................................................................................   85
     Special Tax Considerations Pertaining to all the Tax-Exempt Funds..........................................   86
     Special Tax Considerations Pertaining to the California Funds..............................................   87
     Special Tax Considerations Pertaining to the Florida Funds.................................................   87
     Special Tax Considerations Pertaining to the Georgia Intermediate Bond Fund................................   88
     Special Tax Considerations Pertaining to the Kansas Income Fund............................................   88
     Special Tax Considerations Pertaining to the Maryland Intermediate Bond Fund...............................   88
     Special Tax Considerations Pertaining to New York Tax-Exempt Reserves......................................   89
     Special Tax Considerations Pertaining to the North Carolina Intermediate Bond Fund.........................   89
     Special Tax Considerations Pertaining to the South Carolina Intermediate Bond Fund.........................   89
     Special Tax Considerations Pertaining to the Tennessee Intermediate Bond Fund..............................   89
     Special Tax Considerations Pertaining to the Virginia Intermediate Bond Fund...............................   89
UNDERWRITER COMPENSATION AND PAYMENTS...........................................................................   90
FUND PERFORMANCE................................................................................................   90
     Advertising Fund Performance...............................................................................   90
     Yield Calculations.........................................................................................   92
         Money Market Funds.....................................................................................   92
         Non-Money Market Funds.................................................................................   94
     Total Return Calculations..................................................................................   97
     Cumulative Return..........................................................................................   98
     After-Tax Return Calculations..............................................................................   98
APPENDIX A--DESCRIPTION OF SECURITY RATINGS.....................................................................  A-1
APPENDIX B--GLOSSARY............................................................................................  B-1
APPENDIX C--DESCRIPTION OF STATE CONDITIONS.....................................................................  C-1
APPENDIX D--CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS..........................................................  D-1
APPENDIX E--PROXY VOTING POLICY AND PROCEDURES..................................................................  E-1

                                 ABOUT THIS SAI

         WHAT IS THE SAI?

         The SAI, or statement of additional information, is a section of the registration statement filed with the SEC relating to the Funds. It generally contains information about the Funds that the SEC has concluded is not required to be in the Funds' prospectuses, but that investors may nevertheless find useful. The information generally supplements the discussion of matters set forth in the prospectuses.

         Specifically, the SAI, among other things, provides information about:
Nations Funds Trust, which is the Delaware statutory trust that "houses" the Funds; the investment policies and permissible investments of the Funds; the management of the Funds, including the Board of Trustees; the Funds' investment adviser and sub-advisers; other service providers to the Funds; certain brokerage policies of the Funds; and performance information about the Funds.

         HOW SHOULD I USE THE SAI?

         The SAI is intended to be read in conjunction with the Funds' prospectuses. The SAI is not a prospectus and is not a substitute for reading any prospectus. A copy of any Fund prospectus may be obtained by calling Nations Funds at (800) 321-7854 or by visiting the Funds online at www.nationsfunds.com.

         WHAT GOVERNS THE TYPE OF INFORMATION THAT IS PUT IN THE SAI?

         The information required to be included in the SAI is governed by a form (called Form N-1A) that all mutual funds must use to register their shares with the SEC and disclose information to investors. Form N-1A generally requires that every mutual fund provide certain information in its SAI (in addition to the information required to be in its prospectus), such as the investment policies and limitations of a fund, the fees that an investment adviser or sub-adviser receives for providing services to the fund and the fees directors or trustees receive from a fund. The SEC generally believes that if all mutual funds are generally required to disclose the same type of information, investors can more easily compare funds and make informed decisions about their investments.

         IS THE SAI AVAILABLE ON THE INTERNET?

         Yes. The SAI is part of the registration statement for the Funds that is filed with the SEC electronically. The registration includes the prospectus, the SAI and other exhibits, such as various agreements and contracts. The SAI, and any supplements to it, can be found by searching the SEC's website at http://www.sec.gov/edgar/searchedgar/companysearch.htm. The "Company Name" that investors should search for is "Nations Funds Trust."

         WHO MAY I CONTACT FOR MORE INFORMATION?

         If you have any questions about the Funds, please call Nations Funds at
(800) 321-7854 or contact your investment professional or (800) 626-2275 for institutional money market investors.

                              HISTORY OF THE TRUST

         The Trust is a registered investment company in the Nations Funds Family. The Nations Funds Family currently has more than 70 distinct investment portfolios and total assets in excess of $149 billion. The Trust was organized as a Delaware business trust on October 22, 1999. Each Fund has a fiscal year end of March 31st.

         DESCRIPTION OF THE FUNDS' INVESTMENTS AND RISKS

         General

         All the Funds are open-end, management investment companies and are diversified, with the exception of the State Municipal Bond Funds, California Tax-Exempt Reserves, New York Tax-Exempt Reserves and Marsico Focused Equities Fund, which are non-diversified.

         See "Capital Stock" for a listing and description of the classes of shares that each Fund offers, including shareholder rights.

         Certain Funds seek to achieve their respective investment objectives by investing substantially all of their assets in other mutual funds with the same investment objective, principal investment strategies and investment risks. These Funds are called "Feeder Funds" and the mutual funds in which the Feeder Funds invest are called "Master Portfolios." The Feeder Funds include: High Yield Bond Fund, Intermediate Bond Fund, International Equity Fund, International Value Fund, Marsico Focused Equities Fund, Marsico Growth Fund, Marsico 21st Century Fund, Marsico International Opportunities Fund, SmallCap Value Fund and Strategic Growth Fund. For more information about the Feeder Funds and the Master Portfolios see "Descriptions of Permissible Investments--Other Investment Companies."

         Some of the Funds seek to achieve their respective investment objectives by investing substantially all of their assets in a mix of the International/Global Stock Funds, Stock Funds, Government & Corporate Bond Funds, Municipal Funds and Money Market Funds in the Nations Funds Family. These Funds are called "LifeGoal Portfolios." For more information about the LifeGoal Portfolios see "Permissible Fund Investments and Investment Techniques."

         Shares of Government Reserves and Treasury Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration ("NCUA") Rules and Regulations and NCUA Letter Number 155. Shares of Government Reserves and Treasury Reserves, however, may or may not qualify as eligible investments for particular state-chartered credit unions. A state-chartered credit union should consult qualified legal counsel to determine whether the Funds is a permissible investment under the law applicable to it.

         Investment Policies

         The investment objectives, principal investment strategies and the principal investment risks associated with these strategies for each Fund, are discussed in the Fund's prospectus.

         The following discussion of "fundamental" and "non-fundamental" investment policies and limitations for the Funds supplement the discussion in the prospectuses for the Funds. A fundamental policy may only be changed with shareholder approval. A non-fundamental policy may be changed by the Board, without shareholder approval.

         Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding a qualitative investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund's acquisition of such security or asset.

         Fundamental Policies

    1. Each Fund may not underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either (a) in connection with the disposition of a portfolio security, or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered management investment companies.

    2. Each Fund may not purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

    3. Each Fund may not purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

    4. Each Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions, and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

    5. Each Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

    6. Each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

    7. Each Fund may not, except for the State Municipal Bond Funds, California Tax-Exempt Reserves, New York Tax-Exempt Reserves, and Marsico Focused Equities Fund, purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

    8.   Under normal circumstances,

         - Florida Intermediate Bond Fund and Florida Bond Fund will each invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax, and Florida state intangibles tax.

         - Municipal Reserves, Intermediate Municipal Bond Fund, Municipal Income Fund, Texas Intermediate Bond Fund and Short-Term Municipal Income Fund will each invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax.

         - Tax-Exempt Reserves will invest at least 80% of its assets in securities that pay interest exempt from federal income tax.

         - California Tax-Exempt Reserves and New York Tax-Exempt Reserves will invest at least 80% of their assets in securities that pay interest exempt from federal income tax and state individual income tax.

         - California Municipal Bond Fund and California Intermediate Municipal Bond Fund will invest at lest 80% of their assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax, and California individual income tax.

         - Kansas Income Fund, Georgia Intermediate Bond Fund, Maryland Intermediate Bond Fund, New York Tax-Exempt Reserves, North Carolina Intermediate Bond Fund, South Carolina Intermediate Bond Fund and Virginia Intermediate Bond Fund, will invest at least 80% of their assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax, and state individual income tax.

         - Tennessee Intermediate Bond Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax, and the Tennessee Hall Income Tax on unearned income.

         Non-Fundamental Policies

    1. Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of the 1940 Act, the rules thereunder, and any orders obtained thereunder now or in the future. Any Fund that is purchased by another Fund in reliance on Section 12(d)(1)(G) of the 1940 Act or an exemptive order granting relief from
         Section 12(d)(1)(G) will not purchase shares of a related registered open-end investment company in reliance on Section 12(d)(1)(F) or
         Section 12(d)(1)(G) of the 1940 Act. Funds in a master/feeder structure generally invest in the securities of one or more open-end management investment companies pursuant to various provisions of the 1940 Act.

    2. Each Fund may not invest or hold more than 15% (10% in the case of a Money Market Fund) of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

    3. Each Fund may invest in futures or options contracts regulated by the CFTC for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of a Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

    4. Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily.

    5. Each Fund may not make investments for the purpose of exercising control of management. (Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.)

    6. Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box") or the Fund segregates assets in the amount at least equal to the underlying security or asset.

    7. The State Municipal Bond Funds, California Tax-Exempt Reserves, New York Tax-Exempt Reserves, and Marsico Focused Equities Fund may not purchase securities of any one issuer (other than U.S. Government Obligations and securities of other investment companies) if, immediately after such purchase, more than 25% of the value of a Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.

    8. To the extent a Fund is subject to Rule 35d-1 under the 1940 Act (the "Names Rule"), and does not otherwise have a fundamental investment policy in place to comply with the Names Rule, it has adopted the following non-fundamental policy: Shareholders will receive at least 60 days' notice of any change to a Fund's investment objective or principal investment strategies complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment

         Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

         Exemptive Orders

         In addition to the policies outlined above, the Nations Funds Family has received the following exemptive orders from the SEC which enable the Funds to participate in certain transactions beyond the investment limitations described above or described in otherwise applicable restrictions:

    1. Pursuant to an exemptive order dated October 5, 1993, all current and future Funds advised by BACAP may, subject to certain conditions, pool their uninvested cash balances in one or more joint accounts and use the daily balance of such accounts to enter into repurchase agreements, including the condition that such agreements have a maturity of not more than seven days.

    2. Pursuant to an exemptive order dated July 23, 1997, the Funds may, subject to certain conditions, use cash reserves that have not been invested in portfolio securities to purchase shares of Money Market Funds in the Nations Funds Family in excess of the limits prescribed in
         Section 12(d)(1) of the 1940 Act.

    3. Pursuant to an exemptive order dated December 27, 2000, the Funds may, subject to certain conditions, invest in shares of other affiliated Funds in the Nations Funds Family, in excess of the limits prescribed in Section 12(d)(1) of the 1940 Act, in addition to investing directly in portfolio securities.

    4. The Funds soon expect to receive an exemptive order from the SEC, under which a Fund may, subject to certain conditions, borrow money from other Funds in the Nations Funds Family for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

         Permissible Fund Investments and Investment Techniques

         A Fund's prospectus identifies and summarizes the types of securities in which a Fund invests as part of its principal investment strategies and the risks associated with such investments. The following provides further information and greater detail about these investments and their key associated risks.

         Subject to its fundamental and non-fundamental investment policies:

         - Each Fund may borrow money, lend its securities (except for the Money Market Funds, which do not lend their securities) and invest in securities issued by other registered management investment companies. See "Descriptions of Permissible Investments--Borrowings," "Descriptions of Permissible Investments--Securities Lending" and "Descriptions of Permissible Investments--Other Investment Companies."

         - Each Fund permitted to use derivatives may do so for hedging purposes or for non-hedging purposes, such as seeking to enhance return. Each Government & Corporate Bond Fund (except the High Yield Bond Fund) and the fixed-income portion of the Asset Allocation Fund may utilize derivatives without limit (subject to certain limits imposed by the 1940 Act and the CFTC), provided that the use of derivatives will not alter the fundamental characteristics of the Fund, and the Fund will segregate assets as required by the 1940 Act (or as permitted by law or SEC staff positions, enter into certain offsetting positions) to cover its obligations. See "Descriptions of Permissible Investments--Derivatives."

         - Each Fund may hold cash or money market instruments, which include bank obligations, guaranteed investment contracts, repurchase agreements, U.S. Government obligations and certain corporate debt securities, such as commercial paper. A Fund may invest in these securities without limit, when the
                  Adviser: (i) believes that the market conditions are not favorable for more aggressive investing, (ii) is unable to locate favorable investment opportunities, or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests or for other reasons. Accordingly, each Fund will not always stay fully invested in equity securities or longer-term debt securities. See "Descriptions of Permissible Investments--Money Market Instruments."

         The International/Global Stock Funds

         Global Value Fund: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Fund may invest in the following types of securities in amounts of less than 10% of its total assets in each case and not in the aggregate: convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; high yield/lower-rated debt securities; pass-through securities; private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities.

         International Equity Fund: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Fund (through the Master Portfolio in which it invests all of its assets) may invest in the following types of securities in amounts of less than 10% of its total assets in each case and not in the aggregate: corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; foreign securities (other than the types described in the prospectus); preferred stocks; private placement and other illiquid securities; and master limited partnerships.

         International Value Fund: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Fund (through the Master Portfolio in which it invests all of its assets) may invest in the following types of securities in amounts of less than 10% of its total assets in each case and not in the aggregate: corporate debt securities; derivatives, including futures and options; foreign securities (other than the types described in the prospectus); private placement and other illiquid securities; and REITs and master limited partnerships.

         Marsico International Opportunities Fund: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Fund (through the Master Portfolio in which it invests all of its assets) may invest in the following types of securities in amounts of less than 10% of its total assets in each case and not in the aggregate: convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities (other than the types described in the prospectus); high yield/lower-rated debt securities; securities of other investment companies; pass-through securities; private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities.

         The Stock Funds

         Asset Allocation Fund, Capital Growth Fund, Convertible Securities Fund, MidCap Growth Fund, MidCap Value Fund, Small Company Fund, SmallCap Value Fund, Strategic Growth Fund and Value Fund,: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Stock Fund (or the Master Portfolio in which a Feeder Fund invests its assets) may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities, common stock, convertible securities; corporate debt securities (except for Convertible Securities Fund); derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities, high yield/lower-rated debt securities; mortgage-backed securities; pass-through securities; preferred stock, private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

         Marsico Growth Fund, Marsico Focused Equities Fund and Marsico 21st Century Fund: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each of these Funds (through the Master Portfolio in which a Feeder Fund invests its assets) may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; high yield/lower-rated debt securities; preferred stock; zero-coupon, pay-in-kind and step-coupon securities; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

         The Index Funds

         The LargeCap Index Fund, LargeCap Enhanced Core Fund, MidCap Index Fund and SmallCap Index Fund: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Fund may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities, common stock, convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities, high yield/lower-rated debt securities; mortgage-backed securities; pass-through securities; preferred stock, private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

         In addition, when consistent with the Index Funds' respective investment objectives, various techniques may be employed to manage capital gain distributions. These techniques include utilizing a share identification methodology whereby each lot of shares of Fund securities that a Fund holds will be specifically identified, which will allow the sale first of those specific securities with the highest tax basis in order to reduce the amount of realized capital gains as compared with a sale of identical Fund securities, if any, with a lower tax basis. The Adviser will sell first those shares with the highest tax basis only when it believes that it is in the best interest of a Fund to do so, and reserves the right to sell other securities when appropriate. In addition, the Adviser may, at times, sell a Fund's securities in order to realize capital losses. Subject to limitations, such capital losses could be used to offset realized capital gains thereby reducing capital gain distributions. Additionally, the Adviser may, consistent with the Fund construction process discussed above, employ a low Fund turnover strategy designed to defer the realization of capital gains.

         The LargeCap Index Fund, MidCap Index Fund and SmallCap Index Fund generally will try to match the composition of the S&P 500, S&P MidCap 400 and S&P SmallCap 600, respectively, as closely as possible. However, a Fund may not always invest in stocks that comprise a relatively small part of an index because it may be correspondingly more difficult and costly to do so. These Funds also may elect not to invest in a stock, or remove a stock from its portfolio, if the stock is not liquid enough, or for other reasons. These Funds also may invest in stocks that are not included in an index, if such stocks have similar characteristics.

         LifeGoal Portfolios

         Nations LifeGoal Balanced Growth Portfolio, Nations LifeGoal Growth Portfolio, Nations LifeGoal Income and Growth Portfolio:

         The LifeGoal Portfolios invest in a mix of the International/Global Stock Funds, Stock Funds, Government & Corporate Bond Funds and Money Market Funds in the Nations Funds Family.

         The 1940 Act normally prohibits mutual funds from investing in other mutual funds beyond certain limits. Because each LifeGoal Portfolio is a "fund-of-funds" it takes advantage of a rule under the 1940 Act that allows it to exceed those limits subject to certain conditions. Accordingly, each LifeGoal Portfolio may: (i) own more than 3% of the total outstanding stock of a Fund, other than another LifeGoal Portfolio; (ii) invest more than 5% of its assets in any one such Fund; and (iii) invest more than 10% of its assets, collectively, in Fund shares.

         Each LifeGoal Portfolio will concentrate more than 25% of its assets in the mutual fund industry. However, the underlying Funds in which the LifeGoal Portfolios invest will not concentrate 25% or more of their total assets in any one industry unless they are permitted or required to do so in accordance with their own investment objective and principal investment strategies.

         Government & Corporate Bond Funds

         Bond Fund, Government Securities Fund, Intermediate Bond Fund, Short-Intermediate Government Fund, Short-Term Income Fund and Strategic Income
Fund: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Fund (or Master Portfolio in which a Feeder Fund invests its assets) may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities, common stock, convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities, high yield/lower-rated debt securities; mortgage-backed securities; municipal securities; pass-through securities; preferred stock, private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; short sales; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

         High Yield Bond Fund: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Fund (through the Master Portfolio in which it invests all of its assets) may invest in the following types of securities in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities, foreign securities and pass-through securities.

         Municipal Bond Funds

         Intermediate Municipal Bond Fund, Municipal Income Fund and Short-Term Municipal Income Fund: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Fund may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities, common stock, convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities, high yield/lower-rated debt securities; mortgage-backed securities; pass-through securities; preferred stock, private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

         State Municipal Bond Funds

         California Bond Fund, California Intermediate Bond Fund, Florida Bond Fund, Florida Intermediate Bond Fund, Georgia Intermediate Bond Fund, Kansas Income Fund, Maryland Intermediate Bond Fund, North Carolina Intermediate Bond Fund, South Carolina Intermediate Bond Fund, Tennessee Intermediate Bond Fund, Texas Intermediate Bond Fund and Virginia Intermediate Bond Fund: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Fund may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities, common stock, convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities, high yield/lower-rated debt securities; mortgage-backed securities; pass-through securities; preferred stock, private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

          Money Market Funds

         California Tax-Exempt Reserves, Cash Reserves, Government Reserves, Money Market Reserves, Municipal Reserves, New York Tax-Exempt Reserves, Tax-Exempt Reserves and Treasury Reserves: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Fund may invest in the following type of security only in amounts of less than 10% of its total assets: linked securities, variable- and floating-rate notes, funding agreements, repurchase agreements and reverse repurchase agreements; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

         Descriptions of Permissible Investments

Additional information about individual types of securities (including key considerations and risks) in which some or all of the Funds may invest is set forth below.

         Asset-Backed Securities

         Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables (CARs) and so-called plastic bonds, backed by credit card receivables.

         The value of an asset-backed security is affected by, among other things, changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower's other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security's par value. Value is also affected if any credit enhancement has been exhausted. See also "Descriptions of Permissible Investments--Mortgage-Backed Securities."

         Key Considerations and Risks: The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying loans by the individual borrowers (i.e., the backing asset). For example, the underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described under "Descriptions of Permissible Investments--Mortgage-Backed Securities" for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities typically do not have the benefit of the same direct security interest in the underlying collateral as do mortgage-backed securities.

         In addition, as purchasers of an asset-backed security, the Funds generally will have no recourse against the entity that originated the loans in the event of default by a borrower. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.

         Bank Obligations (Domestic and Foreign)

         Bank obligations include, as examples, certificates of deposit, bankers' acceptances, commercial paper, Yankee dollar certificates of deposit, Eurodollar certificates of deposit, time deposits and promissory notes.

         A certificate of deposit, or so-called CD, is a debt instrument issued by a bank that usually pays interest and which has maturities ranging from a few weeks to several years. A bankers acceptance is a time draft drawn on and accepted by a bank, a customary means of effecting payment for merchandise sold in import-export transactions and a general source of financing. A Yankee dollar certificate of deposit is a negotiable CD issued in the United States by branches and agencies of foreign banks. A Eurodollar certificate of deposit is a CD issued by a foreign (mainly European) bank with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and the interest rate on which is usually pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically there are penalties for early withdrawal of a time deposit. A promissory note is a written commitment of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

         A bank obligation may be issued by: (i) a domestic branch of a domestic bank; (ii) a foreign branch of a domestic bank; (iii) a U.S. branch of a foreign bank; or (iv) a foreign branch of a foreign bank.

         As a general matter, obligations of "domestic banks," are not subject to the Funds' fundamental investment policies regarding concentration limits. For this purpose, the SEC staff also takes the position that domestic branches of foreign banks and foreign branches of domestic banks may, if certain conditions are met, be treated as "domestic banks." More specifically, "domestic banks" include: (a) domestic branches of domestic banks; (b) domestic branches of foreign banks, to the extent they are subject to comparable regulation as domestic banks; and (c) foreign branches of domestic banks with respect to which the domestic bank would be unconditionally liable in the event that the foreign branch failed to pay on its instruments for any reason.

         Certain Funds may invest in exchange-traded Eurodollar contracts. For information about these types of securities, see "Descriptions of Permissible Investments--Futures and Options."

         Key Considerations and Risks: Certain bank obligations, such as some CDs, are insured by the FDIC. Many other bank obligations, however, are neither guaranteed nor insured by the U.S. Government. These bank obligations are "backed" only by the creditworthiness of the issuing bank or parent financial institution.

         Obligations of foreign banks, including Yankee dollar and Eurodollar obligations, involve somewhat different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that their liquidity could be impaired because of political or economic developments, that the obligations may be less marketable than comparable obligations of domestic banks, that a foreign jurisdiction might impose withholding and other taxes on amounts realized on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted, which might adversely affect the payment of principal or interest on those obligations, that the selection of the obligations may be based on less publicly available information concerning foreign banks or that the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks are not subject to examination by any U.S. Government agency or instrumentality.

         Borrowings

         Each Fund has a fundamental policy with respect to borrowing that can be found under the heading "Investment Policies and Limitations."

         The Funds participate in an uncommitted line of credit provided by The Bank of New York under an agreement (the "Uncommitted Line"). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the federal funds rate plus 0.50% on an annualized basis. Under the Uncommitted Line, each participating Fund must maintain a ratio of net assets (not including funds borrowed under the Uncommitted Line) to the aggregate amount of indebtedness pursuant to the Uncommitted Line that is no less than 4 to 1. Information about specific borrowings, if any, by any particular Fund under the Uncommitted Line over the last fiscal year, if any, can be found in its Annual Report to Shareholders for the year ended March 31, 2003.

         As noted above, pursuant to an exemptive order expected from the SEC, a Fund will be able to, subject to certain conditions, borrow money from other Funds in the Nations Funds Family for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

         A Fund also may borrow money utilizing a reverse repurchase agreement transaction. See "Descriptions of Permissible Investments--Reverse Repurchase Agreements."

         Key Considerations and Risks: The Uncommitted Line is not a "committed" line of credit, which is to say that The Bank of New York is not obligated to lend money to a Fund. Accordingly, it is possible that a Fund may wish to borrow money for a temporary or emergency purpose but may not be able to do so.

         Common Stock

         Common stock are units of equitable ownership of a public company. Owners are typically entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. However, ownership of common stock does not entitle the owner to involvement in the day-to-day operations of the company. Common stock of domestic and foreign public corporations can be listed, and their shares traded, on domestic stock exchanges, like the NYSE, AMEX or the Nasdaq Stock Market. Domestic and foreign corporations also may instead choose to list their companies, and have their shares traded, on foreign exchanges, like the London FTSE or Tokyo Stock Exchange.

         Key Considerations and Risks: Investments by a Fund in common stocks are subject to stock market risk, which is the risk that the value of the stocks that the Fund holds, like the broader stock markets, may decline over short or even extended periods. Domestic and foreign stock markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. The value of individual stocks will rise and fall based on factors specific to them, like changes in earnings or management.

         With respect specifically to "common" stock, in the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and "preferred" stock take precedence over the claims of those who own common stock. On the other hand, common stock tends to have greater potential for appreciation.

         Common stock investments also present the risk of investing in a particular company. For example, stocks of smaller companies tend to have greater price swings than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, are more reliant on singular products or services and are more vulnerable to larger competitors. Common stock of these companies may have a higher potential for gains but also carry more risk. For those Funds that invest primarily in these types of companies, such as the Small Company Fund, these risks can have a more acute effect on the value of the Fund's shares.

         Common stock investments also present the risks of investing in a particular industry, such as high technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of common stocks tend to move by industry sector, which is to say that when market conditions favorably affect, or are expected to favorably affect, an industry, the prices of the common stock of those companies in that industry sector tend to go up. Conversely, negative news or a poor outlook for a particular industry can cause the value of those companies' common stock to drop. For those Funds that focus their investments in a particular industry, these industry-related risks can have a significant effect on the value of these Funds' shares.

         Convertible Securities

         Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is redeemed, converted or exchanged.

         The market value of a convertible security generally is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a comparable nonconvertible fixed-income security). The investment value is determined by, among other things, reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock in the sense that its market value will not be influenced greatly by fluctuations in the market price of the underlying security into which it can be converted. Instead, the convertible security's price will tend to move in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying stock. In that case, the convertible security's price may be as volatile as that of the common stock. Because both interest rate and market movements can influence its value, a convertible security is not generally as sensitive to interest rates as a similar fixed-income security, nor is it generally as sensitive to changes in share price as its underlying stock.

           The Funds may invest in convertible securities that are below investment-grade (e.g., rated "B" or below by S&P). See "Descriptions of Permissible Investments--High Yield/Lower-rated Securities" and "Descriptions of Permissible Investments--Warrants and Rights."

         Key Considerations and Risks: A Fund's investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid--that is, a Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund. A Fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. For issues where the conversion of the security is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

         In addition, some convertibles are often rated below investment-grade or are not rated, and therefore may to be considered speculative investments. Companies that issue convertible securities are usually small to medium size, and accordingly carry the capitalization risks described under "Descriptions of Permissible Investments--Common Stock." In addition, the credit rating of a company's convertible securities is generally lower than that of its conventional debt securities. Convertibles are normally considered "junior" securities--that is, the company usually must pay interest on its conventional corporate debt before it can make payments on its convertible securities. Some convertibles are particularly sensitive to interest rate changes when their predetermined conversion price is much higher than the issuing company's common stock.

         See also Key Considerations and Risks under "Descriptions of Permissible Investments--Common Stock."

         Corporate Debt Securities

         Corporate debt securities are fixed-income securities usually issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.

         The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

         See also "Descriptions of Permissible Investments--Foreign Securities," "Descriptions of Permissible Investments--Variable- and Floating-Rate Instruments" and "Descriptions of Permissible Investments--Money Market Instruments."

         Key Considerations and Risks: Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

         Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it's due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

         Derivatives

         A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include: futures, options, options on futures, forward foreign currency exchange contracts, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants and swap contracts. For more information about each type of derivative see those sections in this SAI discussing such securities.

         The Funds may use derivatives for a variety of reasons, including to: enhance a Fund's return, attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); protect the Fund's unrealized gains reflected in the value of its portfolios securities; facilitate the sale of such securities for investment purposes; and/or manage the effective maturity or duration of the Fund's portfolio.

         A Fund may use any or all of these investment techniques and different types of derivative securities may be purchased at any time and in any combination. There is no particular strategy that dictates the use of one technique rather than another, as use of derivatives is a function of numerous variables including market conditions.

         Key Considerations and Risks: The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

         See also "Descriptions of Permissible Investments--Futures and Options," "Descriptions of Permissible Investments--Linked Securities and Structured Products," "Descriptions of Permissible Investments--Stripped Securities," "Descriptions of Permissible Investments--Warrants and Rights" and "Descriptions of Permissible Investments--Swap Contracts."

         Dollar Roll Transactions

         Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in a given month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the "roll" period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Fund enters into a mortgage "dollar roll," it must establish a segregated account with its Custodian, or by itself, in which it will maintain cash, U.S. Government securities or other liquid debt or equity securities equal in value to its obligations with respect to dollar rolls, and accordingly, such dollar rolls are not considered borrowings. See also "Descriptions of Permissible Investments--Mortgage-Backed Securities."

         Key Considerations and Risks: Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under an agreement may decline below the repurchase price. Also, these transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

         Foreign Securities

         Foreign securities are debt, equity or derivative securities determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenue or other factors.

         Forward foreign currency exchange contracts -- Forward foreign currency exchange contracts establish an exchange rate at a future date. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security (a "transaction hedge"). In addition, when a foreign currency suffers a substantial decline against the U.S. dollar, a Fund may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency; or when it is believed that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). The Fund itself, or the Fund's Custodian, will segregate cash, U.S. Government securities or other high-quality debt securities having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated securities will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating all or part of such securities, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price, or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

         A Fund may, however, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which the securities are denominated (a "cross-hedge").

         Foreign currency hedging transactions are attempts to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase.

         Key Considerations and Risks: Foreign securities generally pose risks above those typically associated with an equity, debt or derivative security due to: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates, which can significantly affect a Fund's share price; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in U.S. markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war; (7) possible impositions of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States.

         Certain of the risks associated with investments in foreign securities are heightened with respect to investments in emerging markets countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin, and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging markets securities also involves risks beyond the risks inherent in foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country's economy and securities markets.

         As noted, foreign securities also involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may purchase or sell forward foreign currency exchange contracts to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A Fund may also purchase and sell foreign currency futures contracts and related options. See "Descriptions of Permissible Investments--Futures and Options."

         Futures and Options

         Futures and options contracts are derivative instruments that the Funds may utilize for a variety of reasons including, for hedging purposes, risk reduction, securities exposure, to enhance a Fund's return, to enhance a Fund's liquidity, to reduce transaction costs or other reasons. See generally "Descriptions of Permissible Investments--Derivatives."

         Futures - Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security (including a single stock) or index at a specified future time and at a specified price. Futures contracts, which are standardized as to maturity date and underlying financial instrument, are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. Government agency. Assets committed by a Fund to a futures contract will be segregated to the extent required by law. Although many fixed-income futures contracts call for actual delivery or acceptance of the underlying securities at a specified date (stock index futures contracts do not permit delivery of securities), the contracts are normally closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

         Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

         Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities currently owned or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities. Regulations of the CFTC applicable to the Funds require that all of their futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the respective Fund's portfolio.

         The Funds may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago

Mercantile Exchange. Such Eurodollar contracts are generally used to "lock-in" or hedge the future level of short-term rates.

         Options - Each Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks.

         A primary difference between stock options and index options becomes evident when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500 Index or a narrower market index, such as the S&P 100. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following exchanges: the Chicago Board Options Exchange, the NYSE, the AMEX, the Pacific Stock Exchange, and the Philadelphia Stock Exchange. A Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction.

         Options on Futures - The Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

         Key Considerations and Risks: Futures and options investing are highly specialized activities that entail greater than ordinary investment risks. For example, futures and options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in a future or an option may be subject to greater fluctuation than an investment in the underlying instruments themselves.

         With regard to futures, the risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required, and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

         With regard to options, an option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If a call option written by a Fund is exercised, the proceeds of the sale of the underlying instrument will be increased by the net premium received when the option was written and the Fund will realize a gain or loss on the sale of the underlying instrument. If a put option written by a Fund is exercised, the Fund's basis in the underlying instrument will be reduced by the net premium received when the option was written.

         With regard to both futures and options contracts, positions may be closed out only on an exchange which provides a secondary market for such contracts. However, there can be no assurance that a liquid secondary market will exist for any particular contract at any specific time. Thus, it may not be possible to close a position. In the case of a futures contract, for example, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively. Each Fund generally will minimize the risk that it will be unable to close out a contract by only entering into those contracts which are traded on national exchanges and for which there appears to be a liquid secondary market.

         In addition, there is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in some contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

         The successful use by the Funds of futures and options on stock indices will be subject to the ability to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. The Funds therefore bear the risk that future market trends will be incorrectly predicted. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in futures or put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, each Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices.

         Each Fund will comply with SEC guidelines regarding coverage for these instruments and, if the guidelines so require, maintain cash or liquid securities with its Custodian in the prescribed amount. Under current SEC guidelines, the Funds will maintain or "segregate" assets either themselves or with their Custodian to cover transactions in which the Funds write or sell options. Assets used as cover cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover option obligations could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         Guaranteed Investment Contracts and Funding Agreements

         Guaranteed investment contracts, investment contracts or funding agreements are debt instruments issued by highly-rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts.

         Key Considerations and Risks: A Fund will only purchase GICs from issuers which, at the time of purchase, meet certain credit and quality standards. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. In addition, the issuer may not be able to return the principal amount of a GIC to a Fund on seven days' notice or less, at which point the GIC may be considered to be an illiquid investment. Unlike certain types of money market instruments, there is no government guarantee on the payment of principal or interest; only the insurance company backs the GIC.

         High Yield/Lower-Rated Debt Securities

         A high yield/lower-rated debt security (also known as a "junk" bond) is generally rated by an NRSRO to be non investment-grade (e.g., BB or lower by S&P). These types of bonds are issued by companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. High yield/lower-rated debt and comparable unrated securities:
(a) will likely have some quality and protective characteristics that, in the judgment of the NRSRO, are outweighed by large uncertainties or major risk exposures to adverse conditions; and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. See also "Descriptions of Permissible Investments--Corporate Debt Securities" and "Descriptions of Permissible Investments--Municipal Securities."

         The Funds may invest in high yield/lower-rated securities that are also convertible securities. See "Descriptions of Permissible
Investments--Convertible Securities."

         Key Considerations and Risks: The yields on high yield/lower-rated debt and comparable unrated debt securities generally are higher than the yields available on investment-grade debt securities. However, investments in high yield/lower-rated debt and comparable unrated debt generally involve greater volatility of price and risk of loss of income and principal, including the possibility of default by or insolvency of the issuers of such securities. Since the risk of default is higher for high yield/lower-rated debt securities, the Fund will try to minimize the risks inherent in investing in these securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Funds will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Accordingly, with respect to these types of securities, a Fund may be more dependent on credit analysis than is the case for higher quality bonds.

         The market values of certain high yield/lower-rated debt and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, issuers of high yield/lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

         The risk of loss due to default by such issuers is significantly greater because high yield/lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield/lower-rated debt and comparable unrated securities may diminish a Fund's ability to: (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

         Although the general market for high yield/lower-rated debt and comparable unrated securities is no longer new, the market for such securities has not yet weathered a major sustained economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

         Because certain high yield/lower-rated debt securities also may be foreign securities, some of which may be considered debt securities from emerging markets countries, there are certain additional risks associated with such investments. See "Descriptions of Permissible Investments--Foreign Securities."

         Linked Securities and Structured Products

         Linked securities, such as index-linked, equity-linked, credit-linked, commodity-linked and currency-linked securities, are types of derivative securities. See generally "Descriptions of Permissible
Investments--Derivatives."

         Index-linked, equity-linked, credit-linked and commodity-linked securities can be either equity or debt securities that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments depend on the performance of an underlying stock, index, or a weighted index of commodity futures such as crude oil, gasoline and natural gas. With respect to equity-linked securities, at maturity, the principal amount of the debt is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments that have a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

         One common type of linked security is a "structured" product. Structured products generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

         Another common type of index-linked security is a S&P Depositary Receipt, or SPDR, which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500 Index. Because a unit investment trust is an investment company under the 1940 Act, a Fund's investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act. See also "Descriptions of Permissible Investments--Other Investment Companies."

         SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500 Index. As a holder of interests in a unit investment trust, a Fund would indirectly bear its ratable share of that unit investment trust's expenses. At the same time, the Fund would continue to pay its own management and advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in such unit investment trusts.

         Key Considerations and Risks: Like all derivatives, a Fund's investments in "linked" securities can lead to large losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of the Fund to utilize linked-securities successfully will depend on its ability to correctly predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currency from emerging markets countries, there are certain additional risks associated with such investments. See "Descriptions of Permissible Investments--Foreign Securities."

         With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities. See also, "Descriptions of Permissible Investments--Private Placement Securities and Other Restricted Securities."

         SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. In addition, because individual investments in SPDRs are not redeemable, except upon termination of the unit investment trust, the liquidity of small holdings of SPDRs will depend upon the existence of a secondary market. Large holdings of SPDRs are called "creation unit size" and are redeemable in kind only and are not redeemable for cash from the unit investment trust. The price of a SPDR is derived from and based upon the securities held by the unit investment trust. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs.

         Money Market Instruments

         Money market instruments are high-quality, short-term debt obligations, which include bank obligations, funding agreements, repurchase agreements, U.S. Government obligations, certain corporate debt securities, such as commercial paper and master notes (which are generally understood to be unsecured obligations of a firm (often private and/or unrated), privately negotiated by borrower and lender, that contemplates a series of recurring loans and repayments, governed in each case by the terms of the one master note). Such instruments also may be structured to be, what would not otherwise be, a money market instrument by modifying the maturity of a security or interest rate adjustment feature to come within permissible limits.

         Money market mutual funds (i.e., funds that comply with Rule 2a-7 of the 1940 Act) are permitted to purchase most money market instruments, subject to certain credit quality, maturity and other restrictions.

         See "Descriptions of Permissible Investments--Bank Obligations," "Descriptions of Permissible Investments--Corporate Debt Securities," "Descriptions of Permissible Investments--Guaranteed Investment Contracts and Funding Agreements," "Descriptions of Permissible Investments--Repurchase Agreements" and "Descriptions of Permissible Investments--U.S. Government Obligations."

         Key Considerations and Risks: Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support the instrument.

         Mortgage-Backed Securities

         A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans. See "Descriptions of Permissible Investments--Pass-Through Securities."

         Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), Federal National Mortgage Association ("Fannie Mae" or "FNMA") or Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. Its objective is to increase the affordability of home mortgage funds for low- and middle-income home buyers. FNMA is a congressionally chartered, company, although neither its stock nor the securities it issues are insured or guaranteed by the federal government. For example, the pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provide certain guarantees. The corporation's stock is owned by savings institutions across the U.S. and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of interest and ultimately collection of principal only by the FHLMC.

         Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

         Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

         Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

         Key Considerations and Risks: Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

         Municipal Securities

         Municipal Bonds - Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, and also by their political subdivisions, duly constituted offering authorities and instrumentalities. States, territories, possessions and municipalities may issue municipal bonds for a variety of reasons, including for example, to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities also issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, industrial facilities or for water supply, gas, electricity or waste disposal facilities.

         Municipal bonds generally are classified as "general obligation" or "revenue" bonds. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Municipal bonds may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Private activity bonds (such as an industrial development or industrial revenue bond) held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Private activity bonds have been or are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Private activity bonds are also issued for privately held or publicly owned corporations in the financing of commercial or industrial facilities. Most governments are authorized to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

         Municipal Notes - Municipal notes are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the related fiscal period. Municipal obligation notes generally have maturities of one year or less. Municipal notes are subdivided into three categories of short-term obligations: municipal notes, municipal commercial paper and municipal demand obligations.

         Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

         Municipal demand obligations are subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months.

         Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund has no specific percentage limitations on investments in master demand obligations.

         Municipal Leases - Municipal securities also may include participations in privately arranged loans to state or local government borrowers, some of which may be referred to as "municipal leases." Generally such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable.

         Although lease obligations do not constitute general obligations of the municipal issuer to which the government's taxing power is pledged, a lease obligation is ordinarily backed by the government's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a "non-appropriation" lease, a Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure might prove difficult.

         For a detailed discussion of the economic conditions, relevant legal matters and key risks associated with investments in each of California, Florida, Georgia, Kansas, Maryland, New York, North Carolina, South Carolina, Tennessee, Texas and Virginia, see "Appendix C" to the SAI.

         Key Considerations and Risks: There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different yields while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of municipal securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by that Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation.

         The payment of principal and interest on most securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. Each state, each of their political subdivisions, municipalities, and public authorities, as well as the District of Columbia, Puerto Rico, Guam, and the Virgin Islands, are a separate "issuer." An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

         There are particular considerations and risks relevant to investing in a portfolio of a single state's municipal securities, such as the greater risk of the concentration of a Funds versus the greater relative safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of a state's issues with those of more diversified portfolios, including other states' issues, before making an investment decision.

         Other Investment Companies

         In seeking to attain their investment objectives, certain Funds may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, its rules and regulations and any exemptive orders obtained by the Funds from the SEC. See also "Investment Policies and Limitations--Exemptive Orders."

         The 1940 Act generally requires that each Fund limit its investments in another investment company or series thereof so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (c) not more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by the Fund or by the company as a whole.

         Each Fund has obtained permission from the SEC (via an exemptive order) to purchase shares of other mutual funds in the Nations Funds Family. The SEC order is subject to certain conditions, including that a Board, before approving an advisory contract (including the advisory fee) applicable to a Fund, will find that the advisory fees applicable to the Fund relying on the order are for services in addition to, rather than duplicative of, services provided pursuant to the "investee" Fund's advisory contract.

         Each Fund also has obtained separate permission from the SEC (via exemptive order) to purchase shares of Money Market Funds. To seek to achieve a return on uninvested cash or for other reasons, investing Funds may invest up to 25% of their assets in any Money Market Fund. These investments are generally on a short-term basis. BACAP and its affiliates are entitled to receive fees from the Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. One condition of the SEC order is that a Money Market Fund may not acquire securities of any other investment company in excess of the limits stated in the second paragraph (above) of this section.

         Key Considerations and Risks: There are certain advantages for a Fund to be able invest in shares of other investment companies; for example, it may allow a Fund to gain exposure to a type of security. It also may facilitate a Fund being fully invested. However, there may be certain disadvantages; for example, it may cost more in terms of fees. That is to say, a shareholder may be charged fees not only on the Fund shares he holds directly, but also on the mutual fund shares that his Fund purchases. Whether any anticipated return from such an investment will outweigh the costs of purchasing such mutual fund shares when deciding to invest will be considered by the Funds.

         Feeder Funds and Master Portfolios - The 1940 Act also permits, under certain conditions, a Fund to invest all of its assets in another mutual fund. Under this structure, called a master/feeder structure, which is described above, the Feeder Funds (which are identified on p. 2 of this SAI) invest all of their assets in a corresponding Master Portfolio with the same investment objective, principal investment strategies and risks. The Master Portfolios are separate series of NMIT, which is organized as a business trust under the laws of Delaware, and is itself a registered investment company in the Nations Funds Family. Other entities (e.g., other investment companies, commingled trust funds, institutional and certain individual investors), along with the Master Portfolios, may invest in the Master Portfolios from time to time. Accordingly, there may also be other investment companies, as well as other investment vehicles, through which you can invest in the Master Portfolio which may have higher or lower fees and expenses than those of its corresponding Fund, and which may therefore have different performance results than the Feeder Fund.

         The primary advantages of such a structure are expected economies of scale--that is to say, the larger asset size of the Master Portfolio may allow it to purchase securities and engage in brokerage transactions on more favorable terms than might otherwise be available to a Feeder Fund alone, as well as to, over time, enjoy other benefits associated with achieving economies of scale.

         However, there are certain considerations and risks that are inherent in the master/feeder structure. For example, each Feeder Fund is potentially liable for certain legal obligations of the Master Portfolio in which it invests. The risk of the Feeder Fund's incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and a Master Portfolio itself is unable to meet its obligations. Accordingly, the Board believes that neither a Feeder Fund nor its shareholders should be adversely affected by reason of the Feeder Fund's investing in a Master Portfolio. As with any mutual fund, other investors in the Master Portfolios could control the results of voting at the Master Portfolio level in certain instances (e.g., a change in fundamental policies by the Master Portfolio which was not approved by the Fund's shareholders). This could lead a Feeder Fund to decide to withdraw its investment in the Master Portfolio. A Feeder Fund also may withdraw its

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

investment in a Master Portfolio at any time if the Board determines that it is in the best interest of the Feeder Fund to do so. Upon such withdrawal, the Board would consider what action might be taken, including the investment of all of the assets of the Feeder Fund in another pooled investment entity having the same (or similar) investment objective, principal investment strategies and risks as the Feeder Fund or the hiring of an investment adviser to manage the Feeder Fund's assets in accordance with its investment objective and principal investment strategies. Further, the withdrawal of other entities that may from time to time invest in the Master Portfolios could have an adverse effect on the performance of such Master Portfolios and their corresponding Feeder Fund, such as decreased economies of scale, and increased per share operating expenses.

         When a Feeder Fund is required to vote as an interest holder of the Master Portfolio, current regulations provide that in those circumstances the Feeder Fund may either pass-through the vote to its shareholders or the Feeder Fund may vote its shares in the Master Portfolio in the same proportion of all other security holders in the Master Portfolio.

         Pass Through Securities (Participation Interests and Company Receipts)

         A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund may purchase modified pass-through GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

         FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates and guaranteed mortgage certificates. Participation certificates resemble GNMA Certificates in that the participation certificates represent a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on the participation certificates and the full return of principal. Guaranteed mortgage certificates also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

         FNMA issues guaranteed mortgage pass-through certificates. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by the FNMA as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

         Key Considerations and Risks: Except for guaranteed mortgage certificates, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the securities holders, such as the Funds, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. Estimated prepayment rates will be a factor considered in calculating the average weighted maturity of a Fund which owns these securities. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

         Preferred Stock

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

         Preferred stock are units of ownership of a public corporation that pay dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. A passed dividend on noncumulative preferred stock is generally gone forever. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed-income bond.

         Auction preferred stock ("APS") is a type of adjustable-rate preferred stock whose dividend is determined every seven weeks in a dutch auction process by corporate bidders. Shares are typically bought and sold at face values ranging from $100,000 to $500,000 per share. Auction preferred stock is sometimes known by the proprietary name given by the relevant broker, e.g., Merril Lynch's AMPS (auction market preferred stock), Salomon Smith Barney's DARTS or First Boston's STARS. Benefits of APS include:

         - reduced interest rate risk--Because these securities generally reset within a short period of time, the exposure to interest rate risk is somewhat mitigated.

         - preservation of principal--The frequency of the dividend reset provisions makes APS an attractive cash management instrument. The auction reset mechanism generally assures that the shares will trade at par on the auction date. For those that reset frequently the share price is not expected to fluctuate from par, however the reset rate will reflect factors such as market conditions, demand and supply for a particular credit confidence in the issuer.

         - credit quality--most corporate APS carry an investment grade credit rating from both Moody's and S&P, municipal APS typically carry the highest credit rating from both Moody's and S&P (Aaa/AAA). This is primarily because the issuers of municipal APS are required under the 1940 Act, to maintain at least 300% asset coverage for senior securities.

Key Considerations and Risks: In addition to reinvestment risk if interest rates trend lower, some specific risks with regard to APS include:

         - failed auction--Such a breakdown of the auction process is unlikely; however, in the event that the process fails, the rate is reset at the maximum applicable rate, which is usually described in the prospectus and is typically influenced by the issuer's credit rating. In a failed auction, current shareholders are generally unable to sell some, or all, of the shares when the auction is completed. Typically, the liquidity for APS that have experienced a failed auction becomes very limited. If a failed auction were to occur, the shareholder may hold his or her shares until the next auction. Should there not be subsequent auctions that `unfail' the process, the shareholder may: 1) hold the APS in anticipation of a refinancing by the issuer that would cause the APS to be called, or 2) hold securities either indefinitely or in anticipation of the development of a secondary market.

         - early call risk--Although unlikely, the preferred shares are redeemable at any time, at the issuers option, at par plus accrued dividends.

         Also see Key Considerations and Risks under "Descriptions of Permissible Investments--Common Stock" and "Descriptions of Permissible Investments--Convertible Securities," many of which are applicable to a preferred stock investment.

         Private Placement Securities and Other Restricted Securities

         Although many securities are offered publicly, some are offered privately only to certain qualified investors. Private placements may often offer attractive opportunities for investment not otherwise available on the open market. However, the securities so purchased are often "restricted," i.e., they cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

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

         Generally speaking, private placements may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

         Private placements may be considered illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that has been determined to be liquid under procedures approved by the Board). Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions.

         Key Considerations and Risks: Private placements are generally subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value due to the absence of a trading market.

         Unlike public offerings, restricted securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

         REITs and Master Limited Partnerships

         A real estate investment trust, or REIT, is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders.

         Partnership units of real estate and other types of companies are sometimes organized as master limited partnerships in which ownership interests are publicly traded. Master limited partnerships often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects.

         Generally, a master limited partnership is operated under the supervision of one or more managing general partners. Limited partners (like a Fund that invests in a master limited partnership) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.

         Key Considerations and Risks: REITs may be affected by changes in the value of the underlying property owned or financed by the REIT; Mortgage REITs also may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skills and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for preferential treatment under the Code.

         The real estate industry is particularly sensitive to economic downturns. The value of securities of issuers in the real estate industry is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding, extended vacancies of properties, and the issuer's management skills. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT. Mortgage REITs are subject to the risk that mortgagors may not meet their payment obligations. Each investment also has its unique interest rate and payment priority characteristics. In addition, REITs are subject to unique tax requirements which, if not met, could adversely affect dividend payments. Also, in the event of a default of an underlying

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

borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

         The risks of investing in a master limited partnership are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in a master limited partnership than investors in a corporation. Additional risks involved with investing in a master limited partnership are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

         Repurchase Agreements

         A repurchase agreement is a money market instrument that is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). Repurchase agreements may be viewed, in effect, as loans made by a Fund which are collateralized by the securities subject to repurchase. Typically, the Funds will enter into repurchase agreements only with commercial banks and registered broker/dealers and only with respect to the highest quality securities, such as U.S. Government obligations. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest. See "Descriptions of Permissible Investments--Money Market Instruments."

         Key Considerations and Risks: Repurchase Agreements are generally subject to counterparty risks, which is the risk that the counterparty to the agreement could default on the agreement. If a seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement, including interest. In addition, if the seller becomes involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if, for example, the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller or its assigns.

         Pursuant to an exemptive order issued by the SEC, the Funds may "combine" uninvested cash balances into a joint account, which may be invested in one or more repurchase agreements.

         Reverse Repurchase Agreements

         A reverse repurchase agreement is a contract under which a Fund sells a security for cash for a relatively short period (usually not more than one week) subject to the obligation of the Fund to repurchase such security at a fixed time and price (representing the seller's cost plus interest). Reverse repurchase agreements may be viewed as borrowings made by a Fund. At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account on its own books, or with its Custodian, in which it will maintain cash, U.S. Government securities or other liquid assets equal in value to its obligations in respect of reverse repurchase agreements.

         Key Considerations and Risks: Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account. Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Funds' asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

         Securities Lending

         For various reasons, including to enhance a Fund's return, a Fund may lend its portfolio securities to broker/dealers and other institutional investors. Loans are typically made pursuant to agreements that require the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Such loans may not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund exceed one-third of the value of the Fund's total assets. A Fund will continue to receive interest on the loaned securities while simultaneously earning interest on the investment of the collateral. However, a Fund will normally pay lending fees to such broker/dealers and related expenses from the interest earned on invested collateral.

         The Money Market Funds do not engage in securities lending.

         Key Considerations and Risks: Securities lending transactions are generally subject to counterparty risks, which is the risk that the counterparty to the transaction could default. In other words, the risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, loans are made only to borrowers deemed to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks.

         Short Sales

         Selling a security short is the sale of a security or commodity futures contract not owned by the seller. The technique is used to take advantage of an anticipated decline in the price or to protect a profit in a long-term position. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. Until the Fund closes its short position or replaces the borrowed security, the Fund will cover its position with an offsetting position or maintain a segregated account containing cash or liquid instruments at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short.

         A Fund will sometimes make short sales of securities when the Fund owns an equal amount of such securities as those securities sold short. This is a technique known as selling short "against the box."

         Key Considerations and Risks: The successful use by the Funds of short sales will be subject to the ability of the Adviser to correctly predict movements in the directions of the relevant market. The Funds therefore bear the risk that the Adviser will incorrectly predict future price directions. In addition, if a Fund sells a security short, and that security's price goes up, the Fund will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position). It may be unable to do so and thus its position may not be closed out. There can be no assurance that the Fund will not incur significant losses in such a case.

         Selling securities short "against the box" entails many of the same risks and considerations described above. However, when a Fund sells short "against the box" it typically limits the amount of securities that the Fund has leveraged.

         Stripped Securities

         Stripped securities are derivatives. See generally "Descriptions of Permissible Investments--Derivatives." They are securities where an instrument's coupon (or interest ) is separated from its corpus (or principal) and then are re-sold separately, usually as zero-coupon bonds. Because stripped securities are typically products of brokerage houses and the U.S. Government, there are many different types and variations. For example, separately traded interest and principal securities, or STRIPS, are component parts of a U.S. Treasury security where the principal and interest components are traded independently through the Federal Book-Entry System. Stripped mortgage-backed securities , or SMBS, are also issued by the U.S. Government or an agency. TIGERS are Treasury securities stripped by brokers. See also "Descriptions of Permissible Investments--Zero-Coupon Securities."

         The Adviser will only purchase stripped securities for Money Market Funds where the securities have a remaining maturity of 397 days or less; therefore, the Money Market Funds may only purchase the interest component parts of U.S. Treasury securities.

         Key Considerations and Risks: If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recover its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The

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

yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recovered. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Trust's Board if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's per share net asset value.

         Swap Contracts

         Swap agreements are derivative instruments. See generally "Descriptions of Permissible Investments--Derivatives." They can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names and include interest rate, index, credit, equity, credit default and currency exchange rate swap agreements. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options.

         Key Considerations and Risks: Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. Additionally, whether a Fund's use of swap contracts will be successful in furthering its investment objective will depend on the Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. However, a Fund will closely monitor the credit of a swap contract counterparty in order to minimize this risk. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

         The Adviser does not believe that a Fund's obligations under swap contracts are senior securities and, accordingly, a Fund will not treat them as being subject to its borrowing restrictions.

         U.S. Government Obligations

         U.S. Government obligations are money market instruments. They include securities that are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, or by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and the U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and FNMA.

         Because of their relative liquidity and high credit quality, U.S. Government obligations are often purchased by the Money Market Funds, and can in some instances, such as for Treasury Reserves, comprise almost all of their portfolios.

         Key Considerations and Risks: In the case of those U.S. Government obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

         Variable- and Floating-Rate Instruments

         These types of securities have variable- or floating-rates of interest and, under certain limited circumstances, may have varying principal amounts. Unlike a fixed interest rate, a variable or floating interest rate is one that rises and falls based on the movement of an underlying index of interest rates. For example, many credit cards charge variable interest rates, based on a specific spread over the prime rate. Most home equity loans charge variable rates tied to the prime rate.

         Variable- and floating-rate instruments pay interest at rates that are adjusted periodically according to a specified formula; for example, some adjust daily and some adjust every six months. The variable- or floating-rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

         Key Considerations and Risks: In order to most effectively use these investments, the Adviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the Adviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable- or floating-rate obligations.

         Warrants and Rights

         A warrant is a type of security, usually issued together with a bond or preferred stock, that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common stock, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. A warrant is usually issued as a sweetener, to enhance the marketability of the accompanying fixed-income securities. Warrants are freely transferable and are traded on major exchanges. The prices of warrants do not necessarily correlate with the prices of the underlying securities and are, therefore, generally considered speculative investments.

         Key Considerations and Risks: The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration, if any. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

         When-Issued Purchases, Delayed Delivery and Forward Commitments

         A Fund may agree to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities. These types of securities are those where the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. When a Fund engages in these transactions, its Custodian, or the Fund itself, will segregate liquid assets equal to the amount of the commitment.

         A Fund will make commitments to purchase securities on a when-issued or delayed delivery basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

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

         The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the net asset value of a Fund starting on the date the Fund agrees to purchase the securities. The Fund does not earn dividends on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

         Risks and Other Considerations: Investment in securities on a when-issued or delayed delivery basis may increase the Fund's exposure to market fluctuation and may increase the possibility that the Fund's shareholders will suffer adverse federal income tax consequences if the Fund must engage in portfolio transactions in order to honor a when-issued or delayed delivery commitment. In a delayed delivery transaction, the Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous. The Fund will employ techniques designed to reduce such risks. If the Fund purchases a when-issued security, the Fund's Custodian, or the Fund itself, will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. To the extent that liquid assets are segregated, they will not be available for new investments or to meet redemptions. Securities purchased on a delayed delivery basis may require a similar segregation of liquid assets.

         In delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but a Fund would not pay for such securities or start earning interest on them until they are delivered. However, when a Fund purchases securities on such a delayed delivery basis, it immediately assumes the risk of ownership, including the risk of price fluctuation. Failure by a counterparty to deliver a security purchased on a delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending upon market conditions, a Fund's delayed delivery purchase commitments could cause its net asset value to be more volatile, because such securities may increase the amount by which the Fund's total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceed its net assets.

         Zero-Coupon, Pay-In-Kind and Step-Coupon Securities

         A zero-coupon security is one that makes no periodic interest payments but instead is sold at a deep discount from its face value. There are many different kinds of zero-coupon securities. The most commonly known is the zero-coupon bond, which either may be issued at a deep discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons off a bond and sells the bond of the note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and the zero-coupon issue is marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGER (Treasury Investor Growth Receipt) or STRIPS (Separate Trading of Registered Interest and Principal of Securities). Zero-coupon bonds are also issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the worry about paying federal income tax on imputed interest, since the interest is exempt for federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages also exists; they work on the same principle as zero-coupon bonds--the CD holder or mortgage holder receives face value at maturity, and no payments until then. See "Descriptions of Permissible Investments--Stripped Securities."

         Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

         Step-coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

         In general, owners of zero-coupon, step-coupon and pay-in-kind bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of these bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer, and are not required to act in concert with other holders of such bonds.

         Key Considerations and Risks: Generally, the market prices of zero-coupon, step-coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

         Because zero-coupon securities bear no interest, they are the most volatile of all fixed-income securities. Since zero-coupon bondholders do not receive interest payments, zeros fall more dramatically than bonds paying out interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than full-coupon bonds, because the bonds have locked in a particular rate of reinvestment that becomes more attractive the further rates fall. The greater the number of years that a zero-coupon security has until maturity, the less an investor has to pay for it, and the more leverage is at work for the investor. For example, a bond maturing in 5 years may double, but one maturing in 25 years may increase in value 10 times, depending on the interest rate of the bond.

         Other Considerations

         Temporary Defensive Purposes

         Each Fund may hold cash or money market instruments. It may invest in these securities without limit, when the Adviser: (i) believes that the market conditions are not favorable for profitable investing, (ii) is unable to locate favorable investment opportunities, or (iii) determines that a temporary defensive positions advisable or necessary in order to meet anticipated redemption requests, or for other reasons.

         When a Fund engages in such strategies, it may not achieve its investment objective.

         Portfolio Turnover

         The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." A Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to a Fund's shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

          For each Fund's portfolio turnover rate, see the "Financial Highlights" in the prospectus for that Fund.

         The portfolio turnover rate for certain Funds this year was significantly higher than in past years. The portfolio turnover rates for the MidCap Value and Capital Growth Funds were higher this year due to the prolonged market correction, generally volatile economy and changing market environment, which forced the Adviser to reposition Fund holdings. The portfolio turnover rates for the Bond Fund were reflected as higher this year than in years past due to the fact that dollar roll transactions are now considered by those Funds as "positions held" rather than financing transactions. The portfolio turnover rates for the Marsico International Opportunities Fund and Emerging Markets Fund were higher this year than in years past due to increased volatility across markets both in terms of country and sector performance. The portfolio turnover rates for the Florida Municipal Bond Fund, South Carolina Bond Fund, Tennessee Bond Fund and Texas Bond Fund were higher this year than in years past due to a desire by the Adviser to increase diversification.

                             MANAGEMENT OF THE TRUST

         The business and affairs of the Trust are managed under the direction of the Board. The Board is generally responsible for the overall management and supervision of the business and affairs of the Trust and the Funds, which includes formulating policies for the Funds, approving major service provider contracts (including investment advisory agreements) and authorizing Trust officers to carry out the actions of the Board. A majority of the Trustees are not affiliated with the Adviser or otherwise "interested persons" as defined in the 1940 Act; these Trustees are referred to as Independent Trustees. Although all Trustees are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Trust, the Independent Trustees have particular responsibilities for assuring that the Trust is managed in the best interests of its shareholders, including being charged with certain specific legally mandated duties.

         The Board, including certain of its Committees described below, meet at least quarterly to review, among other things, the business and operations, investment performance and regulatory compliance of the Funds. At least annually, the Board reviews, among other things, the fees paid to: (i) the Adviser and any affiliates, for investment advisory and sub-advisory services and other administrative and shareholder services; and (ii) the Distributor for the distribution and sale of Fund shares.

         The Trustees and Principal Officers

         The following table provides basic information about the Trustees and principal Officers of the Trust. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 72, provided that any Trustee who was a trustee or director of any of the other Companies in the Nations Funds Family as of February 22, 2001, and who reached the age of 72 no later than the end of that calendar year may continue to serve as a Trustee of the Trust until the end of the calendar year in which such Trustee reaches age 75 and may continue to serve for successive annual periods thereafter upon the vote of a majority of the other Trustees.

         In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("Independent Trustees"), appears separately from the information for the Interested Trustees. The address of each Trustee and principal Officer is: c/o Nations Funds, 101 South Tryon Street, 33rd Floor, Charlotte, NC 28255.

                                                                                     NUMBER OF
                                         TERM OF                                     FUNDS IN
                           POSITION     OFFICEAND                                       FUND
                             HELD       LENGTH OF                                     COMPLEX
                           WITH THE        TIME        PRINCIPAL OCCUPATION(S)      OVERSEEN BY     OTHER DIRECTORSHIPS HELD
     NAME AND AGE            TRUST        SERVED      DURING THE PAST FIVE YEARS      TRUSTEE             BY TRUSTEE

                                                           INDEPENDENT TRUSTEES

William P. Carmichael      Trustee      Indefinite    Senior Managing Director          78        Director -- Cobra
Age:  59                   and          term;         -- The Succession Fund (a                   Electronics Corporation
                           Chairman     Trustee       company formed to advise                    (electronic equipment
                           of the       since         and buy family owned                        manufacturer), Rayovac
                           Board        1999,         companies) from 1998                        Corporation (electronics
                                        Chairman      through April 2001.                         and batteries), The Finish
                                        of the                                                    Line (sports footwear and
                                        Board                                                     apparel) and Golden Rule
                                        since 2003                                                Insurance Company; Trustee
                                                                                                  - Nations Funds Family (2
                                                                                                  other registered
                                                                                                  investment companies)

William H. Grigg           Trustee      Indefinite    Retired; Chairman                 82        Director -- The Shaw
Age:  70                                term;         Emeritus since December                     Group, Inc., Kuhlman
                                        Trustee       1997 and Chairman and                       Electric Corp.
                                        since 1999    Chief Executive Officer                     (manufacturer of
                                                      through July 1997 - Duke                    transformers), Faison
                                                      Power Co.                                   Enterprises (real estate);
                                                                                                  Director and Vice Chairman
                                                                                                  - Aegis Insurance
                                                                                                  Services, Ltd. (a mutual
                                                                                                  fund insurance company in
                                                                                                  Bermuda); Board member --
                                                                                                  Nations Funds Family (6
                                                                                                  other registered
                                                                                                  investment companies)

Thomas F. Keller           Trustee      Indefinite    R.J. Reynolds Industries          82        Director -- Wendy's
Age:  71                                term;         Professor of Business                       International, Inc.
                                        Trustee       Administration, Fuqua                       (restaurant operating and
                                        since 1999    School of Business, Duke                    franchising), Dimon, Inc.
                                                      University, since July                      (tobacco) and Biogen, Inc.
                                                      1974; Dean, Fuqua School                    (pharmaceutical
                                                      of Business Europe, Duke                    biotechnology); Board
                                                      University, July 1999                       member - Nations Funds
                                                      through June 2001                           Family (6 other registered
                                                                                                  investment companies)

Carl E. Mundy, Jr.         Trustee      Indefinite    President and Chief               78        Director - Shering-Plough
Age:  68                                term;         Executive Officer -- USO                    (pharmaceuticals and
                                        Trustee       from May 1996 to May                        health care products),
                                        since 1999    2000; Commandant --                         General Dynamics
                                                      United States Marine                        Corporation (defense systems);
                                                      Corps

                                                                                     NUMBER OF
                                         TERM OF                                     FUNDS IN
                           POSITION     OFFICE AND                                      FUND
                             HELD       LENGTH OF                                     COMPLEX
                           WITH THE        TIME        PRINCIPAL OCCUPATION(S)      OVERSEEN BY     OTHER DIRECTORSHIPS HELD
     NAME AND AGE            TRUST        SERVED      DURING THE PAST FIVE YEARS      TRUSTEE             BY TRUSTEE
                                                      from July 1991 to July                       Trustee - Nations Funds Family
                                                      1995; Member - Board                        (2 other registered investment
                                                      of Advisors to the                          companies)
                                                      Comptroller General of
                                                      the United States;
                                                      Chairman - Board of
                                                      Trustees, Marine Corps
                                                      University Foundation

Dr. Cornelius J. Pings     Trustee      Indefinite    Retired; President -              78        Director - Edelbrock Corp.
Age:  74                                term;         Association of American                     (automotive products),
                                        Trustee       Universities through June                   Farmers Group, Inc.
                                        since 1999    1998                                        (insurance company);
                                                                                                  Trustee - Nations Funds
                                                                                                  Family (2 other registered
                                                                                                  investment companies)

A. Max Walker              Trustee      Indefinite    Independent Financial             82        Board member - Nations
Age:  81                                term;         Consultant                                  Funds Family (6 other
                                        Trustee                                                   registered investment
                                        since 1999                                                companies)

Charles B. Walker          Trustee      Indefinite    Retired                           78        Director -- Ethyl
Age:  64                                term;                                                     Corporation (chemical
                                        Trustee                                                   manufacturing); Trustee -
                                        since 1999                                                Nations Funds Family (2
                                                                                                  other registered
                                                                                                  investment companies)

                                                       INTERESTED TRUSTEES(1)

Edmund L. Benson, III      Trustee      Indefinite    Director, President and           78        Director -- Insurance
Age:  66                                term;         Treasurer -- Saunders &                     Managers Inc. (insurance),
                                        Trustee       Benson, Inc. (insurance)                    Insurance Managers, Inc.
                                        since 1999                                                (insurance); Trustee -
                                                                                                  Nations Funds Family (2
                                                                                                  other registered
                                                                                                  investment companies)

Robert H. Gordon           Trustee      Indefinite    President - the Trust,            78        Director -- BACAP;
Age:  42                   and Vice     term;         NMIT and NSAT since Oct.                    Co-Chairman of the Board
                           Chairman     Trustee       2002; President - Nations                   -- BACAP; and Trustee -
                           of the       since 2002    Balanced Target Maturity                    Nations Funds Family (2
                           Board                      Fund, Inc., Nations                         other registered
                                                      Government Income Term                      investment companies)
                                                      Trust 2004, Inc., Nations
                                                      Government Income Term
                                                      Trust 2003, Inc. and
                                                      Hatteras Income
                                                      Securities, Inc. since
                                                      March 1998; President and
                                                      Director - BACAP (or its
                                                      predecessors) since
                                                      February 1998;  President
                                                      since March 2002 and
                                                      Co-Chairman of the Board
                                                      since January 2000 -
                                                      BACAP; Senior
                                                      Vice-President -- BACAP
                                                      (or its predecessors)
                                                      1995-February 1998;
                                                      Senior Vice President -
                                                      Bank of America since
                                                      1993.

Minor Mickel Shaw          Trustee      Indefinite    President - Micco                 78        Chairman and Trustee - The
Age:  55                                term;         Corporation and Mickel                      Daniel-Mickel Foundation
                                        Trustee       Investment Group                            of South Carolina;
                                        since 2003                                                Vice-Chairman and Trustee
                                                                                                  - Greenville-Spartanburg
                                                                                                  Airport Commission and
                                                                                                  Greenville Hospital System
                                                                                                  Foundation; Trustee - The
                                                                                                  Duke

                                                                                     NUMBER OF
                                         TERM OF                                     FUNDS IN
                           POSITION     OFFICE AND                                      FUND
                             HELD       LENGTH OF                                     COMPLEX
                           WITH THE        TIME        PRINCIPAL OCCUPATION(S)      OVERSEEN BY     OTHER DIRECTORSHIPS HELD
     NAME AND AGE            TRUST        SERVED      DURING THE PAST FIVE YEARS      TRUSTEE             BY TRUSTEE
                                                                                                  Endowment;  Trustee - Nations
                                                                                                  Funds Family (2 other
                                                                                                  registered investment
                                                                                                  companies)

James B. Sommers           Trustee      Indefinite    Retired                           78        Chairman - Central
Age:  64                                term;                                                     Piedmont Community College
                                        Trustee                                                   Foundation, Board of
                                        since 1999                                                Commissioners,
                                                                                                  Charlotte/Mecklenberg
                                                                                                  Hospital Authority;
                                                                                                  Director - Carolina Pad &
                                                                                                  Paper Co.;  Trustee,
                                                                                                  Central Piedmont Community
                                                                                                  College, Mint Museum of
                                                                                                  Art; Trustee, Nations
                                                                                                  Funds Family (2 other
                                                                                                  registered investment
                                                                                                  companies)

Thomas S. Word, Jr.        Trustee      Indefinite    Partner -- McGuire,               78        Director - Vaughan-Bassett
Age:  65                                term;         Woods, LLP (law firm)                       Furniture Company, Inc.
                                        Trustee                                                   (furniture), Bassett
                                        since 1999                                                Mirror Company Inc. (glass
                                                                                                  furniture); Trustee,
                                                                                                  Nations Funds Family (2
                                                                                                  other registered
                                                                                                  investment companies)

                                                      PRINCIPAL OFFICERS

Robert H. Gordon           President    Indefinite    President of the Trust,           n/a       n/a
Age:  42                                term;         NMIT and NSAT since Oct.
                                        President     2002; President of
                                        since 2002    Nations Balanced Target
                                                      Maturity Fund, Inc.,
                                                      Nations Government Income
                                                      Term Trust 2004, Inc.,
                                                      Nations Government Income
                                                      Term Trust 2003, Inc. and
                                                      Hatteras Income
                                                      Securities, Inc. since
                                                      March 1998; President and
                                                      Director, BACAP (or its
                                                      predecessors) since
                                                      February 1998; President,
                                                      BACAP since March 2002
                                                      and Co-Chairman of the
                                                      Board, since January
                                                      2000; Senior
                                                      Vice-President, BACAP (or
                                                      its predecessors)
                                                      1995-February 1998;
                                                      Senior Vice President,
                                                      Bank of America since
                                                      1993.

Edward D. Bedard           Chief        Indefinite    Chief Financial Officer           n/a       n/a
Age:  45                   Financial    term;         of the Trust, NMIT and
                           Officer      Treasurer     NSAT since Jan. 2003;
                                        since 2003    Treasurer of the Trust,
                                                      NMIT and NSAT since Oct.
                                                      2002; Chief Financial
                                                      Officer of Nations
                                                      Balanced Target Maturity
                                                      Fund, Inc., Nations
                                                      Government Income Term
                                                      Trust 2004, Inc., Nations
                                                      Government Income Term
                                                      Trust 2003, Inc. and
                                                      Hatteras Income
                                                      Securities, Inc. since
                                                      March 1998; Director,
                                                      BACAP (or its
                                                      predecessors) since 1997;
                                                      Senior Vice President and
                                                      Chief

                                                                                     NUMBER OF
                                         TERM OF                                     FUNDS IN
                           POSITION     OFFICE AND                                      FUND
                             HELD       LENGTH OF                                     COMPLEX
                           WITH THE        TIME        PRINCIPAL OCCUPATION(S)      OVERSEEN BY     OTHER DIRECTORSHIPS HELD
     NAME AND AGE            TRUST        SERVED      DURING THE PAST FIVE YEARS      TRUSTEE             BY TRUSTEE
                                                      Operating Officer, BACAP
                                                      since 1996; and Chief
                                                      Administrative Officer and
                                                      Treasurer, BACAP since
                                                      January 2000.

Gerald Murphy              Treasurer    Indefinite    Treasurer of the Trust,           n/a           n/a
Age:  43                                term;         NMIT and NSAT since Jan.
                                        Treasurer     2003; Treasurer of
                                        since 2003    Nations Balanced Target
                                                      Maturity Fund, Inc.,
                                                      Nations Government Income
                                                      Term Trust 2004, Inc.,
                                                      Nations Government Income
                                                      Term Trust 2003, Inc. and
                                                      Hatteras Income
                                                      Securities, Inc. since
                                                      1999; Senior Vice
                                                      President, BACAP (or its
                                                      predecessors) since 1998;
                                                      Vice President, Citibank
                                                      1997-December 1998.

Robert B. Carroll          Secretary    Indefinite    Secretary of the Trust,           n/a           n/a
Age:  43                                term;         NMIT and NSAT since Jan.
                                        Secretary     2003; Secretary of
                                        since 2003    Nations Balanced Target
                                                      Maturity Fund, Inc.
                                                      Nations Government Income
                                                      Term Trust 2003, Inc.,
                                                      Nations Government Income
                                                      Term Trust 2004, Inc. and
                                                      Hatteras Income
                                                      Securities, Inc. since
                                                      1997; Associate General
                                                      Counsel, Bank of America
                                                      Corporation since 1999;
                                                      Assistant General
                                                      Counsel, Bank of America
                                                      Corporation 1996-1999.

----------------

(1) Basis of Interestedness. Mr. Benson's step-son is an employee of Bank of America, the parent of BACAP. Mr. Sommers owns securities of Bank of America Corporation, the parent holding company of BACAP. Mr. Word is affiliated with a law firm which provides services to Bank of America and certain of its affiliates.

         Board Committees

         The Trust has an Audit Committee, Governance Committee and Investment Committee. The Audit Committee is responsible for: 1) overseeing the Funds' accounting and financial reporting processes and practices, its internal controls and, as appropriate, the internal controls of key service providers; 2) approving, and recommending to the full Board of Trustees for its approval in accordance with applicable law, the selection and appointment of an independent auditor for each Fund prior to the engagement of such independent auditor; 3) pre-approval of all permissible non-audit services provided to each Fund by its independent auditor, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, 4) pre-approval of all non-audit services provided by a Fund's independent auditor to the Fund's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; 5) attempting to identify, through reports from the auditor and discussions with management: conflicts of interest between management and the independent auditor as a result of employment relationships; the provision of prohibited non-audit services to a Fund by its independent auditor; violations of audit partner rotation requirements; and prohibited independent auditor compensation arrangements whereby individual auditors are compensated based on selling non-audit services to the Fund; 6) ensuring that the independent auditors submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the independent auditors and the Fund; and engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; 7) meeting with the Fund's independent auditors and management, including private meetings, as appropriate; 8) reviewing the fees charged by the independent auditors for audit and non-audit services; 9) serving as a "qualified legal compliance committee" (as such term is defined in 17 CFR Part 205); 10) reporting its activities to the full Board on a regular basis and to make such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate. The members of the Audit Committee are: Dr. Thomas Keller (Chair), Dr. Cornelius Pings and Charles B. Walker. The Audit Committee members are not "interested" persons (as defined in the 1940 Act).

         The primary responsibilities of the Governance Committee are, as set forth in its charter, to make recommendations to the Board on issues related to the Independent Trustees and the composition and operation of the Board, and communicate with management on those issues. The Governance Committee also evaluates and nominates Trustee candidates. The members of the Governance Committees are: William H. Grigg (Chair), William P. Carmichael, Carl E. Mundy, Jr. and Minor M. Shaw. The Governance Committee members are not "interested" persons (as defined in the 1940 Act). The Governance Committee generally does not consider unsolicited nominations to the Board.

         The primary responsibilities of the Investment Committee are, as set forth in its charter, to assist the Board in carrying out its oversight responsibilities in specific areas of investment management, both by acting as liaison between the full Board and the Adviser on investment matters, and by acting on behalf of the Board, on an interim basis, on investment issues in non-recurring or extraordinary circumstances when it is impractical to convene a meeting of the full Board. In carrying out these general responsibilities, the Investment Committee assists the Board in connection with issues relating to: the investment policies and procedures adopted for the Funds; appropriate performance benchmarks and other comparative issues; portfolio management staffing and other personnel issues of the Adviser; investment related compliance issues; possible exemptive applications or other relief necessary or appropriate with respect to investment matters; and other investment related matters referred from time to time to the Committee by the full Board. The Committee reports its activities to the full Board on a regular basis and are responsible for making such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate. The members of the Investment Committees are: William P. Carmichael (Chair), Edmund L. Benson III, James B. Sommers and Thomas S. Word, Jr.

         Board Compensation

         Trustees are compensated for their services to the Nations Funds Family on a complex-wide basis, and not on a per registered investment company or per fund basis, as follows:

--------------------------------------------------------------------------------------------------
TRUSTEE                                 ANNUAL RETAINER:  $75,000
                                        BOARD CHAIRMAN:  Additional 25% of the base annual
                                        retainer.
                                        TERMS:  Payable in quarterly installments. Payable pro
                                        rata for partial calendar year service. Allocated across
                                        multiple registrants.
                                        MEETING FEES:  $7,000 per meeting for in-person meetings
                                        (up to six meetings per calendar year) and $1,000 for
                                        telephone meetings. Allocated across multiple registrants
                                        convened at meetings.
--------------------------------------------------------------------------------------------------
AUDIT COMMITTEE MEMBER                  CHAIRMAN:  Additional 10% of the combined base retainer
                                        and all meeting fees as Trustee.
                                        MEETING FEES:  $1,000 per meeting if not held within one
                                        calendar day before or after regularly scheduled Board
                                        meetings. Allocated across multiple registrants convened
                                        at meetings.
--------------------------------------------------------------------------------------------------
GOVERNANCE COMMITTEE MEMBER             CHAIRMAN:  Additional 10% of the combined retainer and all meeting fees as Trustee.
                                        MEETING FEES:  $1,000 per meeting if not held within one
                                        calendar day before or after regularly scheduled Board
                                        meetings. Allocated across multiple registrants convened
                                        at meetings.
--------------------------------------------------------------------------------------------------
INVESTMENT COMMITTEE MEMBER             CHAIRMAN:  Additional 10% of the combined retainer and all meeting fees as Trustee.
                                        MEETING FEES:  $1,000 per meeting if not held within one
                                        calendar day before or after regularly scheduled Board
                                        meetings. Allocated across multiple registrants convened
                                        at meetings.

           COMPENSATION TABLE FOR THE FISCAL YEAR ENDED MARCH 31, 2003

                                                                                            Total Compensation
                                Aggregate        Pension or Retirement      Estimated     from the Nations Funds
                               Compensation       Benefits Accrued as    Annual Benefits     Complex Paid to
   Name of Trustee           from the Trust(1)   Part of Fund Expenses   Upon Retirement     Directors(2)(3)
----------------------------------------------------------------------------------------------------------------
                                               INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------
William P. Carmichael             83,050                    --                   --              119,431
----------------------------------------------------------------------------------------------------------------
William H. Grigg                  90,742                    --                   --              140,800
----------------------------------------------------------------------------------------------------------------
Thomas F. Keller                  89,145                    --                   --              138,100
----------------------------------------------------------------------------------------------------------------
Carl E. Mundy                     81,743                    --                   --              112,000
----------------------------------------------------------------------------------------------------------------
Cornelius J. Pings                81,068                    --                   --              111,000
----------------------------------------------------------------------------------------------------------------
Minor Mickel Shaw                      0                    --                   --                    0
----------------------------------------------------------------------------------------------------------------
A. Max Walker                    101,335                    --                   --              159,250
----------------------------------------------------------------------------------------------------------------
Charles B. Walker                 81,068                    --                   --              111,000
----------------------------------------------------------------------------------------------------------------
                                               INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------
Edmund L. Benson, III             81,068                    --                   --              111,000
----------------------------------------------------------------------------------------------------------------
Robert H. Gordon
----------------------------------------------------------------------------------------------------------------
James B. Sommers                  81,068                    --                   --              111,000
----------------------------------------------------------------------------------------------------------------
Thomas S. Word, Jr.               81,068                    --                   --              111,000

          ------------------------

         (1)All Trustees receive reasonable reimbursements for expenses related to their attendance at meetings of the Board. Except to the extent that William
P. Carmichael, as Chairman of the Board, can be deemed to be an officer of the Trust, no officer of the Trust receives direct remuneration from the Trust for serving in such capacities.

         (2) Messrs. Grigg, Keller and A.M. Walker currently receive compensation from 7 investment companies that are deemed to be part of the Nations Funds "fund complex," as that term is defined under Item 13 of Form N-1A. Messrs. Benson, Carmichael, C. Walker, Sommers, Mundy and Word currently receive compensation from 3 investment companies deemed to be part of the Nations Funds complex.

         (3) Total compensation amounts include deferred compensation payable to or accrued for the following Trustees: Edmund L. Benson, III $52,373; William P. Carmichael $108,733; Thomas F. Keller $115,219; James B. Sommers $10,475; and Thomas S. Word, Jr. $104,746.

         Retirement Plan

         On November 29, 2001, the Board approved the termination of the Nations Funds Retirement Plan effective January 1, 2002. The eligible Trustees had the option of a rollover into the Nations Funds Deferred Compensation Plan on January 1, 2002 or to take a lump sum distribution, including interest, on January 1, 2003. The estimated annual benefits upon retirement stated above reflect the five year payout period, but will be paid out in a lump sum as the options state above.

         Under the terms of the Nations Funds Retirement Plan, which although now terminated was in effect through December 31, 2001, each eligible Trustee may be entitled to certain benefits upon retirement from the board of one or more of the Funds in the Nations Funds Fund Complex. Pursuant to the Retirement Plan, the normal retirement date is the date on which an eligible director has attained age 65 and has completed at least five years of continuous service with one or more of the Funds. If a director retires before reaching age 65, no benefits are payable. Each eligible director is entitled to receive an annual benefit from the Funds equal to 5% of the aggregate directors' fees payable by the Funds during the calendar year in which such director's retirement occurs multiplied by the number of years of service (not in excess of ten years of service) completed with respect to any of the Funds. Such benefit is payable to each eligible director in quarterly installments for a period of no more than five years. If an eligible director dies after attaining age 65, such director's surviving spouse (if any) will be entitled to receive 50% of the benefits that would have been paid (or would have continued to have been paid) to the director if he had not died. The Retirement Plan is unfunded. The benefits owed to each director are unsecured and subject to the general creditors of the Funds.

         Nations Funds Deferred Compensation Plan

         Under the terms of the Nations Funds Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan"), each Trustee may elect, on an annual basis, to defer all or any portion of the annual board fees (including the annual retainer and all attendance fees) payable to the Trustee for that calendar year. An application was submitted to and approved by the SEC to permit deferring Trustees to elect to tie the rate of return on fees deferred pursuant to the Deferred Compensation Plan to one or more of certain investment portfolios of certain Funds. Distributions from the deferring Trustees' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five years beginning on the first day of the first calendar quarter following the later of the quarter in which the Trustee attains age 65 or the quarter in which the Trustee terminates service as Trustee of the Funds. The Board, in its sole discretion, may accelerate or extend such payments after a Trustee's termination of service. If a deferring Trustee dies prior to the commencement of the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a lump sum as soon as practicable after the Trustee's death. If a deferring Trustee dies after the commencement of such distribution, but prior to the complete distribution of his deferral account, the balance of the amounts credited to his deferral account will be distributed to his designated beneficiary over the remaining period during which such amounts were distributable to the Trustee. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way and deferring Trustees have the status of unsecured creditors of the Trust.

         Beneficial Equity Ownership Information

         As of the date of this SAI, Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust.

         The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D =
$50,001-$100,000; and E = over $100,000.

               Beneficial Equity Ownership in Nations Funds Family
                      Calendar Year Ended December 31, 2002

                                                                                    AGGREGATE DOLLAR RANGE OF EQUITY
      TRUSTEE                    DOLLAR RANGE OF EQUITY SECURITIES OF A FUND       SECURITIES OF NATIONS FUNDS FAMILY
---------------------------------------------------------------------------------------------------------------------
                                             INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
William P. Carmichael         Convertible Securities Fund - C                                      E
                              International Value Fund - D
                              MidCap Growth Fund - E
                              MidCap Value Fund -- D
                              Small Company Growth Fund - D
                              All Other Funds - A

---------------------------------------------------------------------------------------------------------------------
William H. Grigg              Convertible Securities Fund - C                                      E
                              Intermediate Bond Fund - E
                              International Value Fund - D
                              Marsico Focused Equities Fund - E
                              MidCap Index Fund - D
                              SmallCap Index Fund - C
                              Tax-Exempt Reserves - E
                              Value Fund - E
                              All Other Funds - A

---------------------------------------------------------------------------------------------------------------------
Thomas F. Keller              International Value Fund - E                                         E
                              LargeCap Enhanced Core Fund - D
                              Marsico Focused Equities Fund - E
                              Marsico International Opp. Fund - D
                              Marsico 21st Century Fund - B
                              MidCap Index Fund - E
                              North Carolina Intermediate Bond Fund - C
                              SmallCap Index Fund -- D
                              All Other Funds - A

---------------------------------------------------------------------------------------------------------------------
Carl E. Mundy                 Short-Term Income Fund - C                                           E
                              Value Fund - C
                              Convertible Securities Fund - C
                              Global Value Fund - C
                              High Yield Bond Fund - C
                              LargeCap Value Fund - C

                                                                                    AGGREGATE DOLLAR RANGE OF EQUITY
      TRUSTEE                    DOLLAR RANGE OF EQUITY SECURITIES OF A FUND       SECURITIES OF NATIONS FUNDS FAMILY
---------------------------------------------------------------------------------------------------------------------
                                             INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
                              Marsico Focused Equities Fund - D
                              MidCap Value Fund - C
                              Value Fund - C
                              All Other Funds - A
---------------------------------------------------------------------------------------------------------------------
Cornelius J. Pings            Asset Allocation Fund - C                                            E
                              California Reserves - C
                              Cash Reserves - B
                              Convertible Securities Fund - C
                              Intermediate Municipal Bond Fund - E
                              International Equity Fund -- E
                              Municipal Income Fund - E
                              Short-Term Muni. Income Fund - E
                              Small Company Fund - B
                              Strategic Growth Fund - E
                              All Other Funds - A

---------------------------------------------------------------------------------------------------------------------
A. Max Walker                 Global Value Fund - E                                                E
                              International Value Fund - D
                              Marsico Growth Fund - D
                              All Other Funds - A

---------------------------------------------------------------------------------------------------------------------
Charles B. Walker             All Funds - A                                                        A

---------------------------------------------------------------------------------------------------------------------
                                             INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Edmund L. Benson, III         LargeCap Enhanced Core Fund - C                                      E
                              Global Value Fund - C
                              High Yield Bond Fund - C
                              Marsico Focused Equities Fund - E
                              Marsico Growth Fund - D
                              Value Fund - C
                              All Other Funds - A

----------------------------- ----------------------------------------- ------------------------------------------------
Robert H. Gordon              Cash Reserves - E                                                    E
                              International Value Fund - D
                              LargeCap Index Fund - E
                              Marsico Focused Equities Fund - E
                              Marsico 21st Century Fund -- D
                              Cash Reserves - B

----------------------------- ----------------------------------------- ------------------------------------------------
James B. Sommers              Bond Fund - D                                                        E
                              Cash Reserves - D
                              High Yield Bond Fund - D
                              International Value Fund - C
                              Marsico Focused Equities Fund - D
                              Marsico Growth Fund - B
                              Municipal Reserves - E
                              Short-Term Income Fund - E
                              Small Company Fund - C
                              Tax Exempt Reserves - E
                              All Other Funds - A

----------------------------- ----------------------------------------- ------------------------------------------------
Thomas S. Word, Jr.           Cash Reserves - D                                                    E
                              Convertible Securities Fund - D
                              International Value Fund - D
                              Short-Term Income Fund - E
                              Value Fund - D
                              All Other Funds - A

         Ownership of Securities of Adviser, Distributor, or Related Entities

         None of the Independent Trustees and/or their immediate family members own securities of the adviser, the distributor, or any entity controlling, controlled by, or under common control with the adviser or the distributor.

         Disclosure of Other Transactions Involving Trustees

         Mr. Grigg has an individual retirement account and two revocable trust brokerage accounts maintained at Bank of America and for which Bank of America serves as trustee. Mr. Grigg also maintains a brokerage account at Bank of America with a value of approximately $600,000.

         Mr. Keller has opened a line of credit with Bank of America, the maximum amount under which is $100,000. Mr. Keller also maintains a brokerage account at Bank of America with at value of approximately $50,000.

         Mr. Word maintains an individual retirement account, managed on a discretionary basis, by Bank of America valued in excess of $300,000.

         Approval of Advisory and Sub-Advisory Agreements

         Under Section 15(c) of the Investment Company Act of 1940, the Board is generally required to approve annually the Advisory Agreements for the Funds. At each quarterly meeting, the Board reviews, among other information, performance data and information about the nature and quality of services provided by the Advisers. Then, at least annually, the Board is provided with additional quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreements. This information includes comparative fee information, profitability information, performance data, a description of the investment approach and style, experience and management resources of the Advisers and information about the financial condition of the Advisers.

         In approving the Advisory Agreements, the Board reviewed detailed statistical information regarding the performance and expenses of the Funds and was provided with a description of the methodology used to prepare this information. For comparative purposes, the Board reviewed performance information for a group of funds that was similar to each Fund ("Peer Group"), the relevant universe of funds provided by Lipper Inc., an independent provider of investment company data (the "Lipper Universe"), and an appropriate broad-based market index. The Board also reviewed data relating to the volatility of each Fund as compared to its total return. The Board also reviewed for each Fund, as compared to its Peer Group and Lipper Universe, the: (i) combined advisory and administration fees both before and after fee waivers and/or expense reimbursements; (ii) actual expense ratios; (iii) maximum contractual advisory fees permitted under the Advisory Agreement (excluding fee waivers and/or expense reimbursements); and (iv) data showing the impact of breakpoints on contractual advisory fees as assets increase, noting that only one Fund currently utilizes a breakpoint structure.

         During its review, the Board considered the advisory and other fees paid by the Funds to BACAP (the "Primary Adviser") for advisory and other services it provides to the Funds, as well as fees paid by the Primary Adviser to the sub-Advisers for services they provide to the Funds. The Board also reviewed information pertaining to the fee structure for each Fund and considered whether alternative fee structures (such as breakpoint fee structures or performance-based fees) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that might accrue from increases in a Fund's asset levels.

         The Board reviewed the fee waiver and/or expense reimbursement arrangements currently in place for most of the Funds. Specifically, the Board received a report showing the impact of such waivers and/or reimbursements, and considered what the expense ratios of the Funds would be absent the waivers and/or reimbursements. The Board reviewed the Funds that currently do not have fee waiver and/or expense reimbursement arrangements, and considered whether waivers and/or reimbursements would be appropriate for such Funds given their current fees and expenses as compared to their Peer Groups and Lipper Universes. Additionally, the Boards were provided with information about fees charged by the Advisers to other similar clients or accounts.

         The Board considered "fall-out" or ancillary benefits received by each Adviser and its affiliates as a result of its relationship with the Funds. Such benefits could include, among others, benefits attributable to an Adviser's relationship with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in an Adviser's business as a result of its relationship with the Funds (such as the ability to market to shareholders other financial products offered by the Adviser).

         Each Adviser's most recent Form ADV was made available to the Board. The Board analyzed each Adviser's background and the scope and nature of the services that it provides to the Funds. Among other things, the Board reviewed the investment experience of each Adviser. The Board was advised that the Primary Adviser has established an investment program for each Fund and either makes, or supervises and evaluates the various sub-advisers who make, the day-to-day investment decisions for the Funds. The Board was further advised that, for sub-advised Funds, the Primary Adviser has expertise in hiring and overseeing the activities of sub-advisers in the various asset classes and, where relevant, the ability to oversee multiple sub-advisers with different investment approaches and styles. The Board also was advised that the Primary Adviser's responsibilities include monitoring of each Fund's compliance with federal securities laws and regulations. The Board reviewed the Advisers' compliance procedures, including the Advisers' policies relating to their respective Codes of Ethics and the Advisers' policies on personal trading, internal compliance procedures relating to the Funds' portfolio investments and operations, the process for monitoring and evaluating third-party services, maintenance of books and records of the Funds and the Advisers. The Board also received and reviewed information on all SEC and other regulatory inquiries or audits of the Advisers. The Board also considered the background and experience of the senior management of each Adviser and the expertise of, and amount of attention given to the Funds by, investment analysts and both junior and senior investment personnel of each Adviser.

         Before approving the Advisory Agreements, the Board reviewed a detailed profitability analysis of the Primary Adviser based on the fees payable under the Advisory Agreements, including any fee waivers or fee caps, as well as other relationships between the Funds on the one hand and the Primary Adviser and its affiliates on the other. The Board also received profitability information for the other Advisers as applicable for each Fund. In approving BACAP as the Primary Adviser to the Funds, the Board considered the fact that most Funds would be transitioning from a two-tiered advisory structure with BA Advisors serving as Primary Adviser and BACAP serving as investment sub-adviser, to a single-tiered structure with only BACAP serving as the Primary Adviser. The Board analyzed each Fund's contractual fees, including investment advisory and sub-advisory fees, administration fees, shareholder servicing fees and Rule 12b-1 distribution fees, as well as the contractual fee caps that are in place for most of the Funds.

         In addition to the above considerations, the Board analyzed certain factors relating specifically to sub-advisers and BACAP for Funds that do not have a sub-adviser (each a "Portfolio Adviser"). For example, the Board considered each Portfolio Adviser's investment approach and style, research capabilities, means for executing portfolio transactions and scope of investment services. The Board analyzed the degree to which each Portfolio Adviser's investment approach and style are suited to the Fund(s) it manages, and received information about the sources of its investment research and analysis. The Board reviewed the qualifications, backgrounds and responsibilities of the individuals primarily responsible for performing investment services for the Funds. The Board also reviewed each Portfolio Adviser's procedures for selecting brokers to execute portfolio transactions for the Funds, including the factors considered in selecting a broker to execute portfolio transactions and any soft dollar arrangements. The Board considered the standards applied and performance achieved in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be achieved by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the existence of quality controls applicable to brokerage allocation procedures. The Board reviewed each Portfolio Adviser's method for allocating portfolio investment opportunities among the Funds and other advisory clients.

         Finally, in evaluating the Advisers, the Board was informed that the Advisers have the size, visibility and resources to attract and retain highly qualified investment professionals, including research, advisory, or marketing personnel. Similarly, the Board reviewed each entity's ability to provide a competitive compensation package, including incentive and retirement plans, to its employees. In addition, the Board reviewed recent and anticipated hirings and departures of key personnel, the Advisers' policies relating to assignment of key personnel to the Funds, and the general nature of the compensation structure applicable key personnel, including portfolio managers.

         Based on the above analysis, the Board, including the Independent Trustees assisted by independent legal counsel, determined that the Advisory Agreements, including the fee levels, were fair and reasonable in light of all relevant circumstances. This determination was based on the factors more fully discussed above, including: (i) the advisory fees paid by the Funds compared to other similar funds; (ii) each Adviser's background and experience; (iii) the quality of services provided by each of the Advisers; and (iv) the level of profits realized by the Advisers from their advisory arrangement with the Funds.

         Codes of Ethics

         The Trust, each Adviser and BACAP Distributors have each adopted a Code of Ethics which contains policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These Codes of Ethics substantially comply in all material respects with recently amended Rule 17j-1 under the 1940 Act, which among other things provides that the Board must review each Code of Ethics at least annually.

         The Codes of Ethics, among other things, prohibit each access person from purchasing or selling securities when such person knows or should have known that, at the time of the transaction, the security (i) was being considered for purchase or sale by a Fund, or (ii) was being purchased or sold by a Fund. For purposes of the Codes of Ethics, an access person means (i) a director or officer of the Trust, (ii) any employee of the Trust (or any company in a control relationship with the Trust) who, in the course of his/her regular duties, obtains information about, or makes recommendations with respect to, the purchase or sale of securities by the Trust, and (iii) any natural person in a control relationship with the Trust who obtains information concerning recommendations made to the Trust regarding the purchase or sale of securities. Fund managers and other persons who assist in the investment process are subject to additional restrictions, including a requirement that they disgorge to the Trust any profits realized on short-term trading (i.e., the purchase/sale or sale/purchase of securities within any 60-day period). The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the Codes of Ethics generally require access persons, other than Independent Trustees, submit reports to the Trust's designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The Codes of Ethics for the Trust, the Advisers and BACAP Distributors are on public file with, and are available from, the SEC.

                      PROXY VOTING POLICIES AND PROCEDURES

         For a copy of the policies and procedures that are used to determine how to vote proxies relating to portfolio securities held by the Funds (except the Money Market Funds), see Appendix E to this SAI. In addition, a description or a copy of the policies and procedures used by each Adviser, on behalf of the Fund(s) it advises, to determine how to vote proxies relating to portfolio securities held by such Fund(s) is also included at Appendix E to the SAI.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of July 5, 2003, Bank of America, N.A., One Bank of America Plaza, Charlotte, NC 28255, a wholly-owned subsidiary of Bank of America Corporation, may be deemed a "control person" (as that term is defined in the 1940 Act) of those Funds it is deemed to beneficially own greater than 25% of the outstanding shares by virtue of its fiduciary or trust roles. As of July 5, 2003, the Trustees and Officers of the Trust as a group owned less than 1% of each class of shares of each Fund.

         As of July 5, 2003, the name, address and percentage of ownership of each person who may be deemed to be a principal holder (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund's outstanding shares) are shown in Appendix D to this SAI.

                     INVESTMENT ADVISORY AND OTHER SERVICES

         Investment Adviser and Sub-Advisers

         BACAP is the investment adviser to the Funds, except the Feeder Funds (whose investment advisory services are provided at the Master Portfolio level). BACAP is also the investment adviser to the Master Portfolios.

         BACAP also serves as the investment adviser to the portfolios of Nations Separate Account Trust and Nations Master Investment Trust, registered investment companies that are part of the Nations Funds Family. In addition, BACAP serves as the investment adviser to Hatteras Income Securities, Inc., Nations Government Income

Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Nations Balanced Target Maturity Fund, Inc., each a closed-end diversified management investment company traded on the NYSE.

         BACAP is a wholly-owned subsidiary of Bank of America, which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. The principal office of BACAP is One Bank of America Plaza, Charlotte, N.C. 28255.

         Marsico Capital is investment sub-adviser to the Marsico 21st Century Master Portfolio, Marsico Focused Equities Master Portfolio, Marsico Growth Master Portfolio and Marsico International Opportunities Master Portfolio. It is also co-investment sub-adviser to International Equity Master Portfolio. Marsico Capital is located at 1200 17th Street, Suite 1300, Denver, CO 80202. Thomas F. Marsico is Chairman and Chief Executive Officer of Marsico Capital. Prior to forming Marsico Capital in September 1997, Mr. Marsico had 18 years of experience as a securities analyst/portfolio manager. Marsico Capital is a wholly-owned subsidiary of Bank of America.

         Since 1874, Bank of America and its predecessors have been managing money for foundations, universities, corporations, institutions and individuals. Today, Bank of America affiliates collectively manage in excess of $275 billion, including more than $148 billion in mutual fund assets. It is a company dedicated to a goal of providing responsible investment management and superior service. Bank of America is recognized for its sound investment approaches, which place it among the nation's foremost financial institutions. Bank of America and its affiliates make available a wide range of financial services to its over 6 million customers through over 1700 banking and investment centers.

         Brandes is the investment sub-adviser to Global Value Fund and International Value Master Portfolio. Brandes Investment Partners, LLC is 100% beneficially owned either directly or indirectly, by senior professionals of the firm. The principal offices of Brandes are located at 11988 El Camino Real, Suite 500, San Diego, California 92130.

         MacKay Shields is the investment sub-adviser to the Nations High Yield Bond Master Portfolio. MacKay Shields is located at 9 West 57th Street, New York, NY 10019.

         INVESCO, with principal offices located at 1360 Peachtree Street, N.E., Atlanta, Georgia 30309, was founded in 1997 as a division of INVESCO Global a publicly traded investment management firm located in London, England, and a wholly-owned subsidiary of AMVESCAP PLC, a publicly traded UK financial holding company also located in London, England that, through its subsidiaries, engages in international investment management. INVESCO's International Equity Portfolio Management Team is responsible for the day-to-day investment decisions for INVESCO's managed portion of the assets of the International Equity Master Portfolio.

         Putnam Investment Management, LLC, with principal offices located at One Post Office Square, Boston, Massachusetts 02109, is a wholly-owned subsidiary of Putnam Investments, LLC, an investment management firm founded in 1937 which, except for shares held by employees is owned by Marsh & McLennan Companies, a publicly traded professional services firm that engages, through its subsidiaries in the business of insurance brokerage, investment management and consulting. Putnam's Core International Equity Group is responsible for the day-to-day investment decisions for Putnam's managed portion of the assets of the International Equity Master Portfolio.

         The Funds, in any advertisement or sales literature, may advertise the names, experience and/or qualifications of any Adviser, including the individual portfolio manager(s) of any Fund, or if a Fund is managed by team or committee, such Fund may advertise the names, experience and/or qualifications of any such team or committee member.

         Investment Advisory and Sub-Advisory Agreements

         Pursuant to the terms of the Trust's Investment Advisory Agreement, BACAP, as investment adviser to the Funds, is responsible for the overall management and supervision of the investment management of each Fund and it selects and manages the investments of the Funds for which no sub-adviser is employed. For those Funds that do have investment sub-advisers, pursuant to the terms of the Trust's respective Investment Sub-Advisory Agreements, Brandes, MacKay Shields, INVESCO, Putnam and/or Marsico Capital select and manage the respective investments of the Funds for which they serve as sub-adviser. Each Adviser performs its duties subject at all times to the control of the Board and in conformity with the stated policies of each Fund. The Investment Advisory Agreement and Investment Sub-Advisory Agreements are sometimes referred to as the "Advisory Agreements."

         The Advisory Agreements generally provide that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of an Adviser's obligations or duties thereunder, or any of its respective officers, directors, employees or agents, the Adviser shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

         Each Advisory Agreement became effective with respect to a Fund after approval by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Advisory Agreement is specifically approved at least annually by the Trust's Board, including its Independent Trustees. The respective Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by BACAP on 60 days' written notice.

         The Funds pay BACAP an annual fee for its investment advisory services, as set forth in the Investment Advisory Agreements. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. For those Funds that have investment sub-advisers, BACAP, in turn, from these fees it receives, pays investment sub-advisers for the services they provide to each Fund based on the percentage of the average daily net assets of each Fund, as set forth in the Investment Sub-Advisory Agreements.

         BACAP also may pay amounts from its own assets to BACAP Distributors or to selling or servicing agents for services they provide. The investment advisory agreements and the investment sub-advisory agreements for the Master Portfolios are generally similar to the Advisory Agreements.

         Expense Limitations

         BACAP (or its predecessor) has committed to: (i) waive investment advisory fees and/or administration fees payable to it; and (ii) limit certain Fund level expenses to the extent necessary to maintain the expense ratios (through fee waivers or expense reimbursements) reflected in the schedules below.

         CONTRACTUAL ADVISORY/ADMINISTRATION FEE WAIVERS PERIOD FROM AUGUST 1, 2003, TO JULY 31, 2004

                                       ADVISORY         ADMINISTRATION
FUNDS                                   WAIVERS            WAIVERS
Short-Term Income Fund                  0.10%               n/a
Government Securities Fund              0.10%(1)            0.05%
Strategic Income Fund                   0.10%               n/a

(1) Contractual advisory fees are based on asset breakpoints, causing the advisory fee waiver to fluctuate to maintain a 0.40% net advisory rate. The advisory fee waiver presented reflects the maximum advisory fee waiver.

         NATIONS FUNDS EXPENSE COMMITMENTS ESTABLISHED AT OVERALL FUND LEVEL PERIOD FROM AUGUST 1, 2003, TO JULY 31, 2004

                                               FUND LEVEL EXPENSE COMMITMENT*
                                               ------------------------------
Intermediate Municipal Fund**                            0.50%
Municipal Income Fund**                                  0.60%
Short-term Municipal Fund **                             0.40%
Florida Intermediate Bond Fund**                         0.50%
Georgia Intermediate Bond Fund**                         0.50%
Maryland Intermediate Bond Fund**                        0.50%
North Carolina Intermediate Bond Fund**                  0.50%
South Carolina Intermediate Bond Fund**                  0.50%
Tennessee Intermediate Bond Fund**                       0.50%
Texas Intermediate Bond Fund**                           0.50%
Virginia Intermediate Bond Fund**                        0.50%
California Municipal Bond Fund**                         0.60%
California Intermediate Bond Fund**                      0.50%
Florida Municipal Bond Fund**                            0.60%
Kansas Municipal Income Fund                             0.60%
High Yield Bond Fund                                     0.93%
Intermediate Bond Fund**                                 0.81%

                                           FUND LEVEL EXPENSE COMMITMENT *
                                           -------------------------------
LargeCap Index Fund**                                    0.35%
LargeCap Enhanced Core Fund**                            0.50%
MidCap Index Fund                                        0.35%
SmallCap Index Fund**                                    0.40%
MidCap Value Fund**                                      1.25%
SmallCap Value Fund**                                    1.30%
Small Company Fund**                                     1.15%
Global Value Fund**                                      1.40%
Marsico International Opportunities Fund                 1.50%

* Waivers of BACAP advisory and/or BACAP Distributors administration fees and/or other expense reimbursements will result in the listed fund level expense commitments (excluding 12b-1 distribution/shareholder servicing/shareholder administration fees).

** BACAP and BACAP Distributors are entitled to recover from the fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment then in effect.

       NATIONS FUNDS EXPENSE COMMITMENTS ESTABLISHED AT OVERALL FUND LEVEL PERIOD FROM AUGUST 1, 2003, TO JULY 31, 2004

                                     FUND LEVEL EXPENSE CAP *
                                     ------------------------
California Tax-Exempt Reserves**               0.20%
Cash Reserves**                                0.20%
Government Reserves**                          0.20%
Money Market Reserves**                        0.20%
Municipal Reserves**                           0.20%
New York Tax-Exempt Reserves**                 0.20%
Tax-Exempt Reserves**                          0.20%
Treasury Reserves**                            0.20%

* Waivers of BACAP advisory and/or BACAP Distributors administration fees and/or other expense reimbursements will result in the listed fund level expense commitments (excluding 12b-1 distribution/shareholder servicing/shareholder administration fees).

** BACAP and BACAP Distributors are entitled to recover from the fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment then in effect.

         Advisory Fee Rates

         The maximum advisory fee rate payable by a Fund, along with the actual advisory fee rate (after taking into account any waivers) paid by a Fund last fiscal year, are shown in the Funds' prospectuses.

         Advisory Fees Paid

         As of January 1, 2003, BACAP replaced BA Advisors as investment adviser to the Funds. Prior to January 1, 2003, BA Advisors served as investment adviser to the Funds. Accordingly, the advisory fees paid by the Funds for the fiscal year ended March 31, 2003 as shown below, were paid to BACAP for the period between January 1, 2003 and March 31, 2003 and to BA Advisors for the period April 1, 2002 and December 31, 2002.

                                                   Net          Amount      Reimbursed
                                               Amount Paid      Waived      by Adviser
                                               -----------      ------      ----------
INTERNATIONAL/GLOBAL STOCK FUNDS
Global Value Fund                               1,462,129              0         0
International Equity Fund(a)                    4,400,702              0         0
Marsico International Opportunities Fund(a)       306,406              0         0
International Value Fund(a)                    29,626,535      2,247,596         0

STOCK FUNDS
Asset Allocation Fund                           1,943,911              0         0
Capital Growth Fund                             1,838,126              0         0
Convertible Securities Fund                     5,357,700              0         0
Marsico 21st Century Fund(a)                      412,447              0         0
Marsico Focused Equities Fund(a)               12,127,573              0         0
Marsico Growth Fund(a)                          3,934,953              0         0
MidCap Growth Fund                              3,443,236              0         0

                                                   Net          Amount      Reimbursed
                                               Amount Paid      Waived      by Adviser
                                               -----------      ------      ----------
MidCap Value Fund                               1,537,290              0         0
SmallCap Value Fund*                                    0              0       n/a
Small Company Fund                              5,039,388        447,791         0
Strategic Growth Fund(a)                       10,894,470              0         0
Value Fund                                      5,592,028              0         0

INDEX FUNDS
LargeCap Index Fund                               632,216      3,504,950         0
LargeCap Enhanced Core Fund                       178,933        546,109         0
MidCap Index Fund                                 817,518      2,452,563         0
SmallCap Index Fund                               224,971      1,954,601         0

LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio                633,087              0         0
LifeGoal Growth Portfolio                         293,777              0         0
LifeGoal Income and Growth Portfolio              157,617              0         0

GOVERNMENT & CORPORATE BOND FUNDS
Bond Fund                                       9,978,677         84,662         0
Government Securities Fund                      1,094,630        225,000         0
High Yield Bond Fund(a)                         2,432,911              0         0
Intermediate Bond Fund(a)                       2,578,927              0         0
Short-Intermediate Government Fund              1,517,901              0         0
Short-Term Income Fund                          1,616,508        808,154         0
Strategic Income Fund                             840,287        210,072         0

MUNICIPAL BOND FUNDS
Intermediate Municipal Bond Fund                4,083,658      2,687,756         0
Municipal Income Fund                           2,798,562      1,439,214         0
Short-Term Municipal Income Fund               1, 056,618      1,453,945         0

STATE MUNICIPAL BOND FUNDS
California Bond Fund                              901,949        587,081         0
California Intermediate Bond Fund*                      0              0       n/a
Florida Intermediate Bond Fund                    489,238        488,010         0
Florida Bond Fund                                 349,202        298,257         0
Georgia Intermediate Bond Fund                    341,457        384,329         0
Kansas Income Fund                                219,965        269,573         0
Maryland Intermediate Bond Fund                   480,213        485,290         0
North Carolina Intermediate Bond Fund             476,361        470,896         0
South Carolina Intermediate Bond Fund             548,231        507,488         0
Tennessee Intermediate Bond Fund                   51,137        204,277         0
Texas Intermediate Bond Fund                      592,446        522,627         0
Virginia Intermediate Bond Fund                   758,316        634,987         0

MONEY MARKET FUNDS
California Tax-Exempt Reserves                  2,779,018        633,466         0
Cash Reserves                                  93,816,479     20,988,173         0
Government Reserves                             6,107,968      1,504,228         0
Money Market Reserves                          17,736,485      3,969,667         0
Municipal Reserves                              3,231,482        962,934         0
New York Tax-Exempt Reserves                       55,381          5,079         0
Tax-Exempt Reserves                             3,629,793        897,521         0
Treasury Reserves                              13,102,738      2,934,187         0

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year.

(a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which include one or more additional feeder funds.

         As of January 1, 2003, BACAP replaced BA Advisors as investment adviser to the Funds. Prior to January 1, 2003, BA Advisors served as investment adviser to the Funds. Accordingly, the advisory fees paid by the Funds as shown below, were paid to BA Advisors.

         BA Advisors received fees from the Funds (or their accounting predecessors) for its services as reflected in the following chart, which shows the net advisory fees paid to BA Advisors, the advisory fees waived and expense reimbursements, where applicable, for the fiscal year ended March 31, 2002.

                                                   Net          Amount      Reimbursed
                                               Amount Paid      Waived      by Adviser
                                               -----------      ------      ----------
INTERNATIONAL/GLOBAL STOCK FUNDS
Global Value Fund*                                    n/a           n/a         n/a
International Equity Fund(a)                    4,887,814             0           0
Marsico International Opportunities Fund(a)        57,209             0           0
International Value Fund(a)                    22,143,000       856,698           0

STOCK FUNDS
Asset Allocation Fund                           2,611,501             0           0
Capital Growth Fund                             3,395,912             0           0
Convertible Securities Fund                     3,447,508             0           0
Marsico 21st Century Fund(a)                      552,016             0           0
Marsico Focused Equities Fund(a)               13,056,375             0           0
Marsico Growth Fund(a)                          3,755,395             0           0
MidCap Growth Fund                              4,338,544             0           0
MidCap Value Fund*                                    n/a           n/a         n/a
SmallCap Value Fund*                                  n/a           n/a         n/a
Small Company Fund                              6,171,070       483,415           0
Strategic Growth Fund(a)                        7,863,731             0           0
Value Fund                                      5,788,057             0           0

INDEX FUNDS
LargeCap Index Fund                             1,296,509     6,260,208           0
LargeCap Enhanced Core Fund                       504,448       805,940           0
MidCap Index Fund                                 457,811     1,373,438           0
SmallCap Index Fund                               124,693     1,296,961           0

LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio                549,727             0           0
LifeGoal Growth Portfolio                         260,630             0           0
LifeGoal Income and Growth Portfolio               83,928             0           0

GOVERNMENT & CORPORATE BOND FUNDS
Bond Fund                                       9,605,604         8,090           0
Government Securities Fund                      1,138,325       223,667           0
High Yield Bond Fund(a)                         1,056,755             0           0
Intermediate Bond Fund(a)                         719,176             0           0
Short-Intermediate Government Fund              1,655,393             0           0
Short-Term Income Fund                            942,399       471,198           0
Strategic Income Fund                             897,413       224,352           0

MUNICIPAL BOND FUNDS
Intermediate Municipal Bond Fund                2,861,805     1,957,161           0
Municipal Income Fund                           3,009,307     1,541,051           0
Short-Term Municipal Income Fund                  257,463       585,027           0

STATE MUNICIPAL BOND FUNDS
California Bond Fund                              556,206       471,663           0
California Intermediate Bond Fund*                    n/a           n/a         n/a
Florida Intermediate Bond Fund                    447,727       504,103           0
Florida Bond Fund                                 356,176       349,405           0
Georgia Intermediate Bond Fund                    240,768       368,907           0
Kansas Income Fund                                228,903       304,118           0
Maryland Intermediate Bond Fund                   354,636       448,899           0
North Carolina Intermediate Bond Fund             353,650       443,297           0
South Carolina Intermediate Bond Fund             466,600       510,455           0
Tennessee Intermediate Bond Fund                        0       202,147       6,553
Texas Intermediate Bond Fund                      572,871       566,524           0
Virginia Intermediate Bond Fund                   606,971       600,975           0

MONEY MARKET FUNDS
California Tax-Exempt Reserves                  2,511,168        44,256           0

                                                   Net          Amount      Reimbursed
                                               Amount Paid      Waived      by Adviser
                                               -----------      ------      ----------
Cash Reserves                                  98,492,747       233,158           0
Government Reserves                             7,351,685       359,294           0
Money Market Reserves                          20,816,112       378,204           0
Municipal Reserves                              2,728,445       338,336           0
New York Tax-Exempt Reserves*                         n/a           n/a         n/a
Tax-Exempt Reserves                             4,722,722       866,126           0
Treasury Reserves                              13,458,044             0           0

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year.

(a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which include one or more additional feeder funds.

         BA Advisors received fees from the Funds (or their accounting predecessors) for its services as reflected in the following chart, which shows the net advisory fees paid to BA Advisors, the advisory fees waived and expense reimbursements, where applicable, for the fiscal year ended March 31, 2001.

                                                   Net         Amount      Reimbursed
                                               Amount Paid     Waived      by Adviser
                                               -----------    ---------    ----------
INTERNATIONAL/GLOBAL STOCK FUNDS
Global Value Fund*                                    n/a           n/a        n/a
International Equity Fund(a)                    7,605,647             0          0
Marsico International Opportunities Fund*(a)          n/a           n/a        n/a
International Value Fund(a)                    10,415,621     1,301,950          0

STOCK FUNDS
Asset Allocation Fund                           2,565,587        82,677          0
Capital Growth Fund                             5,351,636             0          0
Convertible Securities Fund                     2,608,763        11,672          0
Marsico 21st Century Fund(a)*                         n/a           n/a        n/a
Marsico Focused Equities Fund(a)               17,179,527             0          0
Marsico Growth Fund(a)                          4,704,076             0          0
MidCap Growth Fund                              2,271,101             0          0
MidCap Value Fund*                                    n/a           n/a        n/a
SmallCap Value Fund*                                  n/a           n/a        n/a
Small Company Fund                              7,372,166       496,038          0
Strategic Growth Fund                           8,005,892             0          0
Value Fund                                      8,461,521             0          0

INDEX FUNDS
LargeCap Index Fund                             1,785,004     8,419,477          0
LargeCap Enhanced Core Fund                     1,051,623       975,067          0
MidCap Index Fund                                 390,568     1,171,704          0
SmallCap Index Fund                                45,344       851,334          0

LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio                442,504             0          0
LifeGoal Growth Portfolio                         174,694             0          0
LifeGoal Income and Growth Portfolio               35,056             0          0

GOVERNMENT & CORPORATE BOND FUNDS
Bond Fund                                       9,000,170             0          0
Government Securities Fund                        894,401       210,434          0
High Yield Bond Fund(a)                           207,035             0          0
Intermediate Bond Fund(a)                         478,158             0          0
Short-Intermediate Government Fund              1,668,046             0          0
Short-Term Income Fund                            764,098       382,049          0
Strategic Income Fund                             940,869       257,368          0

MUNICIPAL BOND FUNDS
Intermediate Municipal Bond Fund                2,639,691     1,761,372          0
Municipal Income Fund                           2,734,689     1,395,598          0
Short-Term Municipal Income Fund                   75,729       297,330          0

STATE MUNICIPAL BOND FUNDS

                                                   Net         Amount      Reimbursed
                                               Amount Paid     Waived      by Adviser
                                               -----------    ---------    ----------
California Bond Fund                              556,565       370,790          0
California Intermediate Bond Fund*                    n/a           n/a        n/a
Florida Intermediate Bond Fund                    484,491       418,654          0
Florida Bond Fund                                 409,429       296,144          0
Georgia Municipal Intermediate Bond Fund          270,055       295,541          0
Kansas Income Fund*                                   n/a           n/a        n/a
Maryland Intermediate Bond Fund                   404,437       385,463          0
North Carolina Intermediate Bond Fund             397,341       375,029          0
South Carolina Intermediate Bond Fund             505,560       435,423          0
Tennessee Intermediate Bond Fund                   36,773       154,136          0
Texas Intermediate Bond Fund                      675,275       532,923          0
Virginia Intermediate Bond Fund                   659,389       530,703          0

MONEY MARKET FUNDS
California Tax-Exempt Reserves                  2,536,411             0          0
Cash Reserves                                  64,535,411     1,952,428          0
Government Reserves                             3,404,245       295,529          0
Money Market Reserves                          11,937,174       433,874          0
Municipal Reserves                              2,148,980       168,322          0
New York Tax-Exempt Reserves*                         n/a           n/a        n/a
Tax-Exempt Reserves                             4,559,708       460,917          0
Treasury Reserves                              11,368,588             0          0

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year or commenced operations. (a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which include one or more additional feeder funds.

         Sub-Advisory Fee Rates

         The maximum advisory fee rate payable by a Fund, along with the actual advisory fee rate (after taking into account any waivers) paid by a Fund last fiscal year, are shown in the Funds' prospectuses. BACAP, from the fees that it receives pays the Funds' investment sub-advisers. The rates at which the various investment sub-advisers are paid are reflected in the related Investment Sub-Advisory Agreements (or the investment sub-advisory agreement with the Master Portfolios), which have been filed with the SEC on the Form N-1A registration statement for the Trust (or NMIT, if a Master Portfolio). An investor may view these filings by going to the SEC's website (www.sec.gov).

         Sub-Advisory Fees Paid

         The Funds' investment sub-advisers (or their predecessors) received sub-advisory fees from BACAP or BACAP's predecessor--BA Advisors--for their services as reflected in the following chart, which shows the net sub-advisory fees paid to the indicated sub-adviser, the advisory fees waived and expense reimbursements where applicable for the fiscal year ended March 31, 2003. Sub-advisory fees paid to affiliated sub-advisers are not required to be shown; accordingly, sub-advisory fees paid to Marsico Capital are not shown separately.

                                                      Net        Amount    Reimbursed
                                                  Amount Paid    Waived    by Adviser
                                                  -----------    ------    ----------
INTERNATIONAL/GLOBAL STOCK FUNDS (SUB-ADVISER)
Global Value Fund (Brandes)                          811,611        0           0
International Value Fund(a) (Brandes)             17,693,421        0           0
International Equity Master Portfolio(a)
           (INVESCO)                               1,062,928        0           0
           (Marsico Capital)                             n/a      n/a         n/a
           (Putnam)                                1,079,533        0           0

GOVERNMENT & CORPORATE BOND FUNDS (SUB-
ADVISER)
High Yield Bond Fund(a) (MacKay Shields)           1,623,884        0           0

         (a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which include one or more additional feeder funds.

         The Funds' investment sub-advisers (or their predecessors) received sub-advisory fees from BACAP's predecessor--BA Advisors--for their services as reflected in the following chart, which shows the net sub-advisory fees paid to the indicated sub-adviser, the advisory fees waived and expense reimbursements where applicable for the fiscal year ended March 31, 2002. Sub-advisory fees paid by BA Advisors to affiliated sub-advisers are not required to be shown; accordingly, sub-advisory fees paid to Marsico Capital are not shown separately.

                                                      Net        Amount    Reimbursed
                                                  Amount Paid    Waived    by Adviser
                                                  -----------    ------    ----------
INTERNATIONAL/GLOBAL STOCK FUNDS (SUB-ADVISER)
Global Value Fund* (Brandes)                             n/a       n/a        n/a
International Value Fund(a) (Brandes)             12,779,140         0          0
International Equity Master Portfolio(a)           3,469,272         0          0
           (INVESCO)                               1,160,418         0          0
           (Marsico Capital)                             n/a       n/a        n/a
           (Putnam)                                1,275,458         0          0

GOVERNMENT & CORPORATE BOND FUNDS (SUB-
ADVISER)
High Yield Bond Fund(a) (MacKay Shields)             740,668         0          0

         *There are no amounts shown for this Fund because it had not yet completed a full fiscal year or commenced operations. (a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which include one or more additional feeder funds.

         The Funds' investment sub-advisers (or their predecessors) received sub-advisory fees from BACAP's predecessor--BA Advisors--for their services as reflected in the following chart, which shows the net sub-advisory fees paid to the indicated sub-adviser, the advisory fees waived and expense reimbursements where applicable for the fiscal year ended March 31, 2001. Sub-advisory fees paid by BA Advisors to affiliated sub-advisers are not required to be shown; accordingly, sub-advisory fees paid to Marsico Capital are not shown separately.

                                                      Net        Amount    Reimbursed
                                                  Amount Paid    Waived    by Adviser
                                                  -----------    ------    ----------
INTERNATIONAL/GLOBAL STOCK FUNDS (SUB-ADVISER)
Global Value Fund* (Brandes)                             n/a      n/a         n/a
International Value Fund(a) (Brandes)              6,522,895        0           0
International Equity Master Portfolio              4,923,656        0           0
           (INVESCO)                               1,575,243        0           0
           (Marsico Capital)                             n/a      n/a         n/a
           (Putnam)                                1,824,895        0           0

GOVERNMENT & CORPORATE BOND FUNDS (SUB-
ADVISER)
High Yield Bond Fund(a) (MacKay Shields)             147,158        0           0

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year or commenced operations.

(a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which include one or more additional feeder funds.

         Administrator and Sub-Administrator

         Administrator

         BACAP Distributors serves as Administrator of the Funds. The Administrator serves under an Administration Agreement which provides that the Administrator may receive, as compensation for its services, fees, computed daily and paid monthly, at the annual rate of: 0.10% of the Money Market Funds; 0.22% of the Government & Corporate Bond Funds (except High Yield Bond Fund and Intermediate Bond Fund), Municipal Bond Funds and State Municipal Bond Funds; 0.17% of Intermediate Bond Fund, International Equity Fund and International Value Fund; 0.18% of High Yield Bond Fund; and 0.23% of the Stock Funds (except the Marsico 21st Century Fund, Marsico Focused Equities Fund and Marsico Growth
Fund); 0.13% of Marsico 21st Century Fund, Marsico Focused Equities Fund and Marsico Growth Fund; 0.12% of Marsico International Opportunities Fund; and for the LifeGoal Funds, an amount mutually agreed upon by the Trust and BACAP Distributors. Pursuant to separate agreements for the LifeGoal Funds, BACAP Distributors has agreed to absorb all fees and expenses incurred under the Administration Agreement. Each percentage amount is of the average daily net assets of a Fund. BACAP Distributors also may pay amounts from its own assets to selling or servicing agents for services they provide.

         Pursuant to the Administration Agreement, BACAP Distributors has agreed to, among other things, (i) maintain office facilities for the Funds, (ii) furnish statistical and research data, data processing, clerical, and internal executive and administrative services to the Trust, (iii) furnish corporate secretarial services to the Trust, including coordinating the preparation and distribution of materials for Board meetings, (iv) coordinate the provision of legal advice to each the Trust with respect to regulatory matters, (v) coordinate the preparation of reports to each Fund's shareholders and the SEC, including annual and semi-annual reports, (vi) coordinate the provision of services to the Trust by the Transfer Agent, Sub-Transfer Agent and the Custodian, and (vii) generally assist in all aspects of the Trust's operations,
(viii) provide accounting and bookkeeping services for the Funds, (ix) compute each Fund's net asset value and net income, (x) accumulate information required for the Trust's reports to shareholders and the SEC, (xi) prepare and file the Trust's federal and state tax returns, (xii) perform monthly compliance testing for the Trust, and (xiii) prepare and furnish the Trust monthly broker security transaction summaries and transaction listings and performance information.

         The Administration Agreement may be terminated by a vote of a majority of the Trustees or by BACAP Distributors, on 60 days' written notice without penalty. The Administration Agreement is not assignable without the written consent of the other party. Furthermore, the Administration Agreement provides that BACAP Distributors shall not be liable to the Funds or to their shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty on the part of either BACAP Distributors.

         Sub-Administrator

         BNY serves as Sub-Administrator for the Funds pursuant to a Sub-Administration Agreement. Pursuant to its terms, BNY assists BACAP and BACAP Distributors in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, BNY is entitled to receive a monthly fee from BACAP Distributors based on an annual rate of the Funds' average daily net assets, as shown below.

                                                     FEE RATE
                                                     --------
MONEY MARKET FUNDS
First               $2 billion                       0.000100
Next                $1 billion                       0.000075
On excess           (>$3.0 billion)                  0.000025
STOCK FUNDS (EXCLUDING MARSICO 21ST CENTURY FUND)
First               $500 million                     0.000550
Next                $500 million                     0.000450
Next                $500 million                     0.000250
Next                $500 million                     0.000150
On excess           (>$2.0 billion)                  0.000050

GOVERNMENT & CORPORATE BOND FUNDS, MUNICIPAL
BOND FUNDS AND STATE MUNICIPAL BOND FUNDS
(EXCLUDING HIGH YIELD BOND FUND)

First               $500 million                     0.000450
Next                $500 million                     0.000350
Next                $250 million                     0.000225
Next                $250 million                     0.000100
On excess           (>$1.5 billion)                  0.000050

INTERNATIONAL/GLOBAL STOCK FUNDS (& HIGH YIELD
BOND, MARSICO 21ST CENTURY)

First               $500 million                      0.00060
Next                $500 million                      0.00050
Next                $250 million                      0.00040
Next                $250 million                      0.00030
On excess           (>$1.5 billion)                   0.00005

         Administration and Sub-Administration Fees Paid

         Prior to January 1, 2003, Stephens and BACAP Distributors (formerly BA Advisors) served as co-administrators. Accordingly, the co-administration fees paid by the Funds as shown below, were paid to BACAP Distributors and Stephens.

         The table set forth below states the net co-administration fees paid to BACAP Distributors (as sole administrator for the period January 1, 2003 through March 31, 2003, and as co-administrator for the period from April 1, 2002 through December 31, 2002) and Stephens (as co-administrator for the period from April 1, 2002 through December 31, 2002) and the sub-administration fees paid to BNY for each Fund's fiscal year ended March 31, 2003.

                                                     Net
                                               Administration Fees            Net                 Net Sub-
                                                 Paid to BACAP       Administration Fees    Administration Fees
                                                 Distributors        Paid to Stephens by        Paid to BNY
                                                  by the Fund           by the Fund        by BACAP Distributors
                                                  -----------           -----------        ---------------------
INTERNATIONAL/GLOBAL STOCK FUNDS
Global Value Fund                                      215,796               61,262                97,316
International Equity Fund(a)                           404,704              189,443               341,734
Marsico International Opportunities Fund(a)            (92,823)               8,822                22,947
International Value Fund(a)                          2,284,770            1,994,518               799,208

DOMESTIC STOCK FUNDS
Asset Allocation Fund                                  366,587              156,880               164,355
Capital Growth Fund                                    347,995              147,117               155,289
Convertible Securities Fund                          1,061,586              413,299               420,881
Marsico 21st Century Fund(a)                            12,767               25,618                32,874
Marsico Focused Equities Fund(a)                       457,205              972,803               638,415
Marsico Growth Fund(a)                                 139,856              248,020               279,780
MidCap Growth Fund                                     657,957              272,941               287,397
MidCap Value Fund                                      269,401               90,120               112,628
SmallCap Value Fund*                                       n/a                  n/a                   n/a
Small Company Fund                                     759,986              318,417               323,982
Strategic Growth Fund(a)                             1,916,429              718,072               664,473
Value Fund                                             692,582              280,037               298,402

INDEX FUNDS
LargeCap Index Fund                                  1,301,182              573,547               504,112
LargeCap Enhanced Core Fund                            227,654               89,674                99,576
MidCap Index Fund                                      658,423              417,462               417,539
SmallCap Index Fund                                    686,678              271,738               294,953

LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio                           0                    0                64,311
LifeGoal Growth Portfolio                                    0                    0                32,516
LifeGoal Income and Growth Portfolio                         0                    0                14,417

GOVERNMENT & CORPORATE BOND FUNDS
Bond Fund                                            3,344,843            1,670,366               524,041
Government Securities Fund                             310,912               31,101               123,197
High Yield Bond Fund(a)                                336,700              166,289               239,816
Intermediate Bond Fund(a)                              496,217              287,338               261,000
Short-Intermediate Government Fund                     640,385              246,747               225,988
Short-Term Income Fund                               1,047,309              397,735               332,905
Strategic Income Fund                                  279,129              153,228                29,716

MUNICIPAL BOND FUNDS
Intermediate Municipal Bond Fund                     2,183,795              716,065               485,639
Municipal Income Fund                                1,030,434              317,893               346,692
Short-Term Municipal Income Fund                     1,048,422              283,366               341,846

STATE MUNICIPAL BOND FUNDS
California Bond Fund                                   365,024               96,437               134,194
California Intermediate Bond Fund*                         n/a                  n/a                   n/a
Florida Intermediate Bond Fund                         297,090               81,551               109,955
Florida Bond Fund                                      156,593               44,094                58,282

                                                     Net
                                               Administration Fees            Net                Net Sub-
                                                 Paid to BACAP       Administration Fees    Administration Fees
                                                 Distributors        Paid to Stephens by        Paid to BNY
                                                  by the Fund           by the Fund        by BACAP Distributors
                                                  -----------           -----------        ---------------------
Georgia Intermediate Bond Fund                         220,150               61,065                81,663
Kansas Income Fund                                     118,517               33,219                44,066
Maryland Intermediate Bond Fund                        292,992               81,094               108,640
North Carolina Intermediate Bond Fund                  287,568               79,449               106,590
South Carolina Intermediate Bond Fund                  319,858               89,191               118,788
Tennessee Intermediate Bond Fund                        78,224               20,734                28,740
Texas Intermediate Bond Fund                           337,447               94,591               125,470
Virginia Intermediate Bond Fund                        423,395              116,447               156,777

MONEY MARKET FUNDS
California Tax-Exempt Reserves                         937,750              127,192               220,601
Cash Reserves                                       44,696,689            4,362,398             2,113,413
Government Reserves                                  2,545,105              289,843               326,870
Money Market Reserves                                8,138,052              821,589               561,770
Municipal Reserves                                   1,193,455              148,307               255,348
New York Tax-Exempt Reserves                          (156,157)               2,405                 4,010
Tax-Exempt Reserves                                  1,043,186              137,164               236,420
Treasury Reserves                                    5,734,874              603,110               467,282

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year.

(a) A certain amount of Co-Administration fees and Sub-Administration fees are also paid at the Master Portfolio level.

         Prior to January 1, 2003, Stephens and BACAP Distributors (formerly BA Advisors) served as co-administrators. Accordingly, the co-administration fees paid by the Funds as shown below, were paid to BACAP Distributors and Stephens.

         The table set forth below states the net co-administration fees paid to BACAP Distributors and Stephens and the sub-administration fees paid to BNY for the fiscal year ended March 31, 2002.

                                                     Net Co-
                                               Administration Fees         Net Co-               Net Sub-
                                                 Paid to BACAP       Administration Fees    Administration Fees
                                                  Distributors       Paid to Stephens by       Paid to BNY
                                                  by the Fund            by the Fund       by BACAP Distributors
                                                  -----------            -----------       ---------------------
INTERNATIONAL/GLOBAL STOCK FUNDS
Global Value Fund*                                         n/a                  n/a                   n/a
International Equity Fund(a)                           671,172              250,249               420,823
Marsico International Opportunities Fund(a)           (175,518)               3,541                 4,247
International Value Fund(a)                          2,628,873            1,714,119               762,581

DOMESTIC STOCK FUNDS
Asset Allocation Fund                                  441,907              261,212               220,952
Capital Growth Fund                                    574,575              344,682               282,376
Convertible Securities Fund                            583,626              347,937               288,327
Marsico 21st Century Fund(a)                            80,955               44,054                44,065
Marsico Focused Equities Fund(a)                     1,912,305            1,401,174               657,278
Marsico Growth Fund(a)                                 549,440              318,134               267,083
MidCap Growth Fund                                     734,248              450,644               350,287
MidCap Value Fund*                                         n/a                  n/a                   n/a
SmallCap Value Fund*                                       n/a                  n/a                   n/a
Small Company Fund                                     813,662              504,071               382,861
Strategic Growth Fund(a)                             1,330,835              899,263               552,464
Value Fund                                             979,474              619,003               449,609

INDEX FUNDS
LargeCap Index Fund                                  2,078,024            1,593,170               673,929
LargeCap Enhanced Core Fund                            360,311              213,010               180,153
MidCap Index Fund                                      194,986              297,865               250,131
SmallCap Index Fund                                    391,242              230,590               195,621

LIFEGOAL PORTFOLIOS

                                                     Net Co-
                                               Administration Fees         Net Co-               Net Sub-
                                                 Paid to BACAP       Administration Fees    Administration Fees
                                                  Distributors       Paid to Stephens by       Paid to BNY
                                                  by the Fund            by the Fund       by BACAP Distributors
                                                  -----------            -----------       ---------------------
LifeGoal Balanced Growth Portfolio                           0                    0               115,587
LifeGoal Growth Portfolio                                    0                    0                57,352
LifeGoal Income and Growth Portfolio                         0                    0                18,466

GOVERNMENT & CORPORATE BOND FUNDS
Bond Fund                                            2,642,952            2,132,435               512,145
Government Securities Fund                             312,985               42,762               128,040
High Yield Bond Fund(a)                                 79,263              109,046               108,680
Intermediate Bond Fund(a)                               62,411              102,935                67,954
Short-Intermediate Government Fund                     606,951              364,226               242,777
Short-Term Income Fund                                 518,364              309,118               209,155
Strategic Income Fund                                  246,767              184,196                62,613

MUNICIPAL BOND FUNDS
Intermediate Municipal Bond Fund                     1,325,183              638,246               446,059
Municipal Income Fund                                1,001,019              450,628               368,506
Short-Term Municipal Income Fund                       308,948              126,547               126,167

STATE MUNICIPAL BOND FUNDS
California Bond Fund                                   226,061               92,609                92,480
California Intermediate Bond Fund*                         n/a                  n/a                   n/a
Florida Intermediate Bond Fund                         261,744              107,096               107,077
Florida Bond Fund                                      155,223               63,507                63,503
Georgia Intermediate Bond Fund                         167,657               68,594                68,589
Kansas Income Fund                                     117,264               47,975                47,971
Maryland Intermediate Bond Fund                        220,960               90,416                90,393
North Carolina Intermediate Bond Fund                  219,152               89,669                89,654
South Carolina Intermediate Bond Fund                  268,694              109,913               109,922
Tennessee Intermediate Bond Fund                        55,592               22,738                22,744
Texas Intermediate Bond Fund                           313,325              128,196               128,179
Virginia Intermediate Bond Fund                        332,184              135,898               135,894

MONEY MARKET FUNDS
California Tax-Exempt Reserves                          89,052              127,741               170,366
Cash Reserves                                       12,787,659            4,935,389             1,845,490
Government Reserves                                    628,857              385,550               328,521
Money Market Reserves                                2,007,085            1,059,545               553,250
Municipal Reserves                                      53,569              153,334               202,001
New York Tax-Exempt Reserves*                              n/a                  n/a                   n/a
Tax-Exempt Reserves*                                       n/a                  n/a                   n/a
Treasury Reserves                                    1,391,878              672,780               424,308

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year.

(a) A certain amount of Co-Administration fees and Sub-Administration fees are also paid at the Master Portfolio level.

         The table set forth below states the net co-administration fees paid to BACAP Distributors and Stephens and the sub-administration fees paid to BNY for the fiscal year ended March 31, 2001.

                                                     Net Co-
                                               Administration Fees         Net Co-               Net Sub-
                                                 Paid to BACAP       Administration Fees    Administration Fees
                                                  Distributors        Paid to Stephens         Paid to BNY
                                                  by the Fund            by the Fund       by BACAP Distributors
                                                  -----------            -----------       ---------------------
INTERNATIONAL/GLOBAL STOCK FUNDS
Global Value Fund*                                         n/a                  n/a                   n/a
International Equity Fund(a)                           479,212                 (858)                    0
Marsico International Opportunities Fund*                  n/a                  n/a                   n/a
International Value Fund                               760,259              674,374               715,033

STOCK FUNDS
Asset Allocation Fund                                  448,718              253,325               235,037
Capital Growth Fund                                    905,578              525,220               462,859

                                                     Net Co-
                                               Administration Fees         Net Co-              Net Sub-
                                                 Paid to BACAP       Administration Fees   Administration Fees
                                                  Distributors        Paid to Stephens        Paid to BNY
                                                  by the Fund            by the Fund          by the Fund
                                                  -----------            -----------          -----------
Convertible Securities Fund                            444,005              251,491               231,736
Marsico 21st Century Fund*                                 n/a                  n/a                   n/a
Marsico Focused Equities Fund(a)                       226,551            1,895,698               820,150
Marsico Growth Fund(a)                                  61,562              388,324               349,663
MidCap Growth Fund                                     385,056              217,631               200,935
MidCap Value Fund*                                         n/a                  n/a                   n/a
SmallCap Value Fund*                                       n/a                  n/a                   n/a
Small Company Fund                                     959,959              558,019               486,530
Strategic Growth Fund                                1,355,798              857,222               619,845
Value Fund                                           1,433,242              900,989               659,853

INDEX FUNDS
LargeCap Index Fund                                  2,808,051            2,213,197               846,333
MidCap Index Fund                                      430,054             (127,306)              225,048
SmallCap Index Fund                                    247,120              139,776               128,695
LargeCap Enhanced Core Fund                            557,521              314,830               292,997

LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio                           0                    0                     0
LifeGoal Growth Portfolio                                    0                    0                     0
LifeGoal Income and Growth Portfolio                         0                    0                     0

GOVERNMENT & CORPORATE BOND FUNDS
Bond Fund                                            2,480,212            1,844,144               625,739
Government Securities Fund                             246,498              100,050               106,188
High Yield Bond Fund(a)                                 18,864                 (143)                    0
Intermediate Bond Fund(a)                               59,915                 (145)                    0
Short-Intermediate Government Fund                     613,022              348,268               261,944
Short-Term Income Fund                                 421,202              237,016               182,290
Strategic Income Fund                                  264,204              149,245               113,775

MUNICIPAL BOND FUNDS
Intermediate Municipal Bond Fund                     1,212,901              522,003               465,628
Municipal Income Fund                                  910,700              372,166               369,251
Short-Term Municipal Income Fund                       137,454               52,583                59,336

STATE MUNICIPAL BOND FUNDS
California Bond Fund                                   204,486               78,239                88,218
California Intermediate Bond Fund*                         n/a                  n/a                   n/a
Florida Intermediate Bond Fund                         248,904               95,419               107,251
Florida Bond Fund                                      155,583               59,497                67,150
Georgia Intermediate Bond Fund                         155,884               59,628                67,286
Kansas Income Fund                                         n/a                  n/a                   n/a
Maryland Intermediate Bond Fund                        217,695               83,347                93,908
North Carolina Intermediate Bond Fund                  212,876               81,419                91,891
South Carolina Intermediate Bond Fund                  259,353               99,225               111,914
Tennessee Intermediate Bond Fund                        52,618               20,112                22,726
Texas Intermediate Bond Fund                           333,003              127,052               144,046
Virginia Intermediate Bond Fund                        327,998              125,571               141,477

MONEY MARKET FUNDS
California Tax-Exempt Reserves                          22,788              133,051               200,229
Cash Reserves                                        7,732,817            3,291,794             1,523,440
Government Reserves                                     68,412              185,375               255,082
Money Market Reserves                                1,315,239              611,718               582,038
Municipal Reserves                                      23,818              115,259               174,081
New York Tax-Exempt Reserves*                              n/a                  n/a                   n/a
Tax-Exempt Reserves                                    251,550            1,572,011               274,119
Treasury Reserves                                    1,256,962              561,689               568,459

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year.

(a) A certain amount of Co-Administration fees and Sub-Administration fees are also paid at the Master Portfolio level.

         12b-1 Plans

         The Trust has adopted a Rule 12b-1, or distribution plan, for the Investor A, Investor B, Investor C, Daily Shares, Investor Shares, Liquidity Shares, Market Shares and Service Shares of the Funds that offer those classes. See "Capital Stock--Description of the Trust's Shares" for information about which Funds offer which classes of shares.

         With respect to a Fund's Investor A Shares, the Trust has adopted a combined distribution and shareholder servicing plan. The Investor A Distribution and Shareholder Servicing Plan and the Investor A Distribution Plan provide that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide or to Servicing Agents for shareholder services they may provide, up to 0.10% (on an annualized basis) of the average daily net asset value of the Investor A Shares of the Money Market Funds and up to 0.25% (on an annualized basis) of the average daily net asset value of the Non-Money Market Funds.

         With respect to a Fund's Investor B Shares, the Trust has adopted a distribution plan. The Investor B Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.75% (on an annualized basis) of the average daily net asset value of the Investor B Shares of the Funds. BACAP Distributors has entered into an arrangement whereby sales commissions payable to broker/dealers with respect to sales of Investor B Shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, BACAP Distributors has assigned certain amounts that it is entitled to receive pursuant to the Investor B Distribution Plan to the third party lender, as reimbursement and consideration for these payments.

         With respect to a Fund's Investor C Shares, the Trust has adopted a distribution plan. The Investor C Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.75% (on an annualized basis) of the average daily net asset value of the Investor C Shares of the Funds.

         With respect to a Fund's Daily Shares, the Trust has adopted a distribution plan. The Daily Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.35% (on an annualized basis) of the average daily net asset value of the Daily Shares of the Funds.

         With respect to a Fund's Liquidity Shares, the Trust has adopted a distribution plan. The Liquidity Distribution Plan provides that a Fund may pay the Distributor up to 0.60% (on an annualized basis) of the average daily net asset value of the Liquidity Shares of the Funds and up to 0.65% (on an annualized basis) of Treasury Reserves, that the Distributor may use to compensate certain financial institutions which provide administrative and/or distribution services.

         With respect to a Fund's Market Shares, the Trust has adopted a distribution plan. The Market Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.20% (on an annualized basis) of the average daily net asset value of the Market Shares of the Funds.

         With respect to a Fund's Service Class Shares, the Trust has adopted a distribution plan. The Service Class Distribution Plan provides that a Fund may pay the Distributor up to 0.75% (on an annualized basis) of the average daily net asset value of the Service Class Shares of the Funds, that the Distributor may use to compensate Selling Agents.

         Payments under the Investor A Distribution and Servicing Plan, the Investor A Distribution Plan, Investor B Distribution Plan, Investor C Distribution Plan, Daily Class Distribution Plan, Market Class or Service Class Distribution Plan and Investor Class Distribution Plan generally may be made with respect to the following: (i) preparation, printing and distribution of prospectuses, sales literature and advertising materials; (ii) commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the

Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iii) overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iv) opportunity costs relating to the foregoing (which may be calculated as a carrying charge on the Distributor's or Selling Agents' unreimbursed expenses incurred in connection with distribution or sales support activities, respectively); and (v) any other costs and expenses relating to distribution or sales support activities.

         Payments under the Liquidity Distribution Plan may be made with respect to the following: (i) the incremental printing costs incurred in producing for and distributing to persons other than current shareholders, the reports, prospectuses, notices and similar materials that are prepared for current shareholders; (ii) the cost of complying with state and federal laws pertaining to the distribution of the shares; (iii) advertising; (iv) the costs of preparing, printing and distributing any literature used in connection with the offering of the shares; (v) expenses incurred in connection with the promotion and sale of the shares including, travel and communication expenses and expenses for the compensation of and benefits for sales personnel; and (vi) any other expenses reasonably incurred in connection with the distribution and marketing of the shares.

         Payments under the Market Class Distribution Plan may be made with respect to the following: (i) to compensate Selling Agents for providing distribution assistance relating to that shares; (ii) for promotional activities intended to result in the sale of the shares such as by paying for the preparation, printing and distribution of prospectuses for other than current shareholders; and (iii) to compensate Selling Agents for providing distribution services with regard to their customers who are, from time to time, beneficial, and record owners of shares.

         All of the Distribution Plans may be terminated with respect to their respective shares by vote of a majority of the Trustees, including a majority of the Independent Board Members, or by vote of a majority of the holders of the outstanding voting securities of the appropriate share class. Any change in a 12b-1 Plan that would increase materially the distribution expenses paid by the appropriate share class requires shareholder approval.

         Expenses incurred by the Distributor pursuant to a Distribution Plan in any given year may exceed the sum of the fees received under the Distribution Plan. Any such excess may be recovered by the Distributor in future years so long as the Distribution Plan is in effect. If the Distribution Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund. There were no unreimbursed expenses incurred under any of the Distribution Plans in the previous year to be carried over to the current year from August 1, 2002 to July 31, 2003.

         The Funds participate in joint distribution activities with other Funds in the Nations Funds Family. The fees paid under each Distribution Plan adopted by a Fund may be used to finance the distribution of the shares of other Funds in the Nations Funds Family. Such distribution costs are allocated based on the relative net asset size of the respective Funds.

         For the Investor A Distribution and Shareholder Servicing Plan and the Investor A Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2003 for the indicated activities:

                                                         Printing and
                                                          Mailing of
                                                          Prosp. to                                          Interest,
                                                         Shareholders                                        Carrying
                                                          Other than                  Comp. to   Comp. to    or Other
                                                           Current       Comp. to     Broker/      Sales     Financial
                                           Advertising   Shareholders   Distributor   Dealers    Personnel    Charges
                                           -----------   ------------   -----------   --------   ---------   --------
INTERNATIONAL/GLOBAL STOCK FUNDS
Global Value Fund                               0             0            110,457       0           0           0
International Equity Fund                       0             0             61,168       0           0           0
Marsico International Opportunities Fund        0             0          1,730,340       0           0           0
International Value Fund                        0             0              4,270       0           0           0

STOCK FUNDS
Asset Allocation Fund                           0             0            418,707       0           0           0
Capital Growth Fund                             0             0             75,890       0           0           0
Convertible Securities Fund                     0             0            751,055       0           0           0
Marsico 21st Century Fund                       0             0             31,997       0           0           0
Marsico Focused Equities Fund                   0             0          1,310,317       0           0           0
Marsico Growth Fund(a)                          0             0            613,132       0           0           0

                                                         Printing and
                                                          Mailing of
                                                          Prosp. to                                          Interest,
                                                         Shareholders                                        Carrying
                                                          Other than                  Comp. to   Comp. to    or Other
                                                           Current       Comp. to     Broker/      Sales     Financial
                                           Advertising   Shareholders   Distributor   Dealers    Personnel    Charges
                                           -----------   ------------   -----------   --------   ---------   ---------
MidCap Growth Fund                              0             0             67,435       0           0           0
MidCap Value Fund                               0             0              5,124       0           0           0
SmallCap Value Fund*                            0             0            334,050       0           0           0
Small Company Fund                              0             0                n/a       0           0           0
Strategic Growth Fund                           0             0            790,861       0           0           0
Value Fund                                      0             0            119,588       0           0           0

INDEX FUNDS
LargeCap Index Fund                             0             0             65,617       0           0           0
LargeCap Enhanced Core Fund                     0             0             46,449       0           0           0
MidCap Index Fund                               0             0              5,089       0           0           0
SmallCap Index Fund                             0             0             21,757       0           0           0

LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio              0             0             54,701       0           0           0
LifeGoal Growth Portfolio                       0             0             46,101       0           0           0
LifeGoal Income and Growth Portfolio            0             0             17,965       0           0           0

GOVERNMENT & CORPORATE BOND FUNDS
Bond Fund                                       0             0            107,319       0           0           0
Government Securities Fund                      0             0            145,460       0           0           0
High Yield Bond Fund                            0             0            126,083       0           0           0
Intermediate Bond Fund                          0             0            119,847       0           0           0
Short-Intermediate Government Fund              0             0            111,083       0           0           0
Short-Term Income Fund                          0             0            287,769       0           0           0
Strategic Income Fund                           0             0             73,390       0           0           0

MUNICIPAL BOND FUNDS
Intermediate Municipal Bond Fund                0             0             90,952       0           0           0
Municipal Income Fund                           0             0            121,064       0           0           0
Short-Term Municipal Income Fund                0             0            437,777       0           0           0

STATE MUNICIPAL BOND FUNDS
California Bond Fund                            0             0            362,087       0           0           0
California Intermediate Bond Fund*              0             0                n/a       0           0           0
Florida Intermediate Bond Fund                  0             0             35,781       0           0           0
Florida Bond Fund                               0             0            110,214       0           0           0
Georgia Intermediate Bond Fund                  0             0             37,766       0           0           0
Kansas Income Fund                              0             0             11,767       0           0           0
Maryland Intermediate Bond Fund                 0             0             66,799       0           0           0
North Carolina Intermediate Bond Fund           0             0             48,736       0           0           0
South Carolina Intermediate Bond Fund           0             0             59,866       0           0           0
Tennessee Intermediate Bond Fund                0             0             34,512       0           0           0
Texas Intermediate Bond Fund                    0             0             15,018       0           0           0
Virginia Intermediate Bond Fund                 0             0            132,690       0           0           0

MONEY MARKET FUNDS
California Tax-Exempt Reserves                  0             0                n/a       0           0           0
Cash Reserves                                   0             0          1,629,645       0           0           0
Government Reserves                             0             0             27,414       0           0           0
Money Market Reserves                           0             0                n/a       0           0           0
Municipal Reserves                              0             0                n/a       0           0           0
New York Tax-Exempt Reserves                    0             0                n/a       0           0           0
Tax-Exempt Reserves                             0             0            417,783       0           0           0
Treasury Reserves                               0             0          3,247,161       0           0           0

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year, had not yet commenced operations or does not offer this share class.

         For the Investor B Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2003 for the indicated activities:

                                                         Printing and
                                                          Mailing of
                                                          Prosp. to                                          Interest,
                                                         Shareholders                                        Carrying
                                                          Other than                  Comp. to   Comp. to    or Other
                                                            Current       Comp. to    Broker/      Sales     Financial
                                           Advertising   Shareholders   Distributor   Dealers    Personnel    Charges
                                           -----------   ------------   -----------   --------   ---------   ---------
INTERNATIONAL/GLOBAL STOCK FUNDS
Global Value Fund                               0             0            117,708       0           0           0
International Equity Fund                       0             0             78,201       0           0           0
Marsico International Opportunities Fund        0             0            732,699       0           0           0
International Value Fund                        0             0             17,250       0           0           0

STOCK FUNDS
Asset Allocation Fund                           0             0            696,783       0           0           0
Capital Growth Fund                             0             0            219,257       0           0           0
Convertible Securities Fund                     0             0            836,548       0           0           0
Marsico 21st Century Fund                       0             0            263,737       0           0           0
Marsico Focused Equities Fund                   0             0          4,139,194       0           0           0
Marsico Growth Fund(a)                          0             0          1,236,879       0           0           0
MidCap Growth Fund                              0             0            225,132       0           0           0
MidCap Value Fund                               0             0             11,852       0           0           0
SmallCap Value Fund*                            0             0            112,434       0           0           0
Small Company Fund                              0             0                n/a       0           0           0
Strategic Growth Fund                           0             0            333,467       0           0           0
Value Fund                                      0             0            406,875       0           0           0

INDEX FUNDS
LargeCap Index Fund                             0             0                n/a       0           0           0
LargeCap Enhanced Core Fund                     0             0                n/a       0           0           0
MidCap Index Fund                               0             0                n/a       0           0           0
SmallCap Index Fund                             0             0                n/a       0           0           0

LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio              0             0            430,721       0           0           0
LifeGoal Growth Portfolio                       0             0            238,858       0           0           0
LifeGoal Income and Growth Portfolio            0             0            198,227       0           0           0

GOVERNMENT & CORPORATE BOND FUNDS
Bond Fund                                       0             0            138,224       0           0           0
Government Securities Fund                      0             0            434,571       0           0           0
High Yield Bond Fund                            0             0            566,725       0           0           0
Intermediate Bond Fund                          0             0             80,098       0           0           0
Short-Intermediate Government Fund              0             0            213,183       0           0           0
Short-Term Income Fund                          0             0             18,124       0           0           0
Strategic Income Fund                           0             0            301,318       0           0           0

MUNICIPAL BOND FUNDS
Intermediate Municipal Bond Fund                0             0             13,855       0           0           0
Municipal Income Fund                           0             0             38,300       0           0           0
Short-Term Municipal Income Fund                0             0             71,159       0           0           0

STATE MUNICIPAL BOND FUNDS
California Bond Fund                            0             0             64,830       0           0           0
California Intermediate Bond Fund*              0             0                n/a       0           0           0
Florida Intermediate Bond Fund                  0             0             59,926       0           0           0
Florida Bond Fund                               0             0             83,991       0           0           0
Georgia Intermediate Bond Fund                  0             0             90,698       0           0           0
Kansas Income Fund                              0             0                758       0           0           0
Maryland Intermediate Bond Fund                 0             0            153,298       0           0           0
North Carolina Intermediate Bond Fund           0             0            134,819       0           0           0
South Carolina Intermediate Bond Fund           0             0             96,085       0           0           0
Tennessee Intermediate Bond Fund                0             0             32,045       0           0           0
Texas Intermediate Bond Fund                    0             0             40,304       0           0           0

                                                         Printing and
                                                          Mailing of
                                                          Prosp. to                                          Interest,
                                                         Shareholders                                        Carrying
                                                          Other than                  Comp. to   Comp. to    or Other
                                                            Current       Comp. to    Broker/      Sales     Financial
                                           Advertising   Shareholders   Distributor   Dealers    Personnel    Charges
                                           -----------   ------------   -----------   --------   ---------   ---------
Virginia Intermediate Bond Fund                 0             0            125,549       0           0           0

MONEY MARKET FUNDS
California Tax-Exempt Reserves                  0             0                 23       0           0           0
Cash Reserves                                   0             0            354,855       0           0           0
Government Reserves                             0             0             13,571       0           0           0
Money Market Reserves                           0             0             95,258       0           0           0
Municipal Reserves                              0             0                344       0           0           0
New York Tax-Exempt Reserves                    0             0                  5       0           0           0
Tax-Exempt Reserves                             0             0             35,507       0           0           0
Treasury Reserves                               0             0              3,945       0           0           0

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year, had not yet commenced operations or does not offer this share class.

         For the Investor C Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2003 for the indicated activities:

                                                         Printing and
                                                          Mailing of
                                                           Prosp. to                                          Interest,
                                                         Shareholders                                        Carrying or
                                                          Other than                  Comp. to   Comp. to       Other
                                                            Current      Comp. to     Broker/      Sales      Financial
                                           Advertising   Shareholders   Distributor   Dealers    Personnel     Charges
                                           -----------   ------------   -----------   --------   ---------   -----------
INTERNATIONAL/GLOBAL STOCK FUNDS
Global Value Fund                               0             0            328,475       0           0           0
International Equity Fund                       0             0              8,857       0           0           0
International Value Fund                        0             0          1,094,573       0           0           0
Marsico International Opportunities Fund        0             0              6,688       0           0           0

STOCK FUNDS
Asset Allocation Fund                           0             0             17,725       0           0           0
Capital Growth Fund                             0             0             25,765       0           0           0
Convertible Securities Fund                     0             0            192,190       0           0           0
Marsico 21st Century Fund                       0             0             28,671       0           0           0
Marsico Focused Equities Fund                   0             0          1,301,649       0           0           0
Marsico Growth Fund(a)                          0             0            298,226       0           0           0
MidCap Growth Fund                              0             0             16,380       0           0           0
MidCap Value Fund                               0             0              2,159       0           0           0
SmallCap Value Fund*                            0             0             27,880       0           0           0
Small Company Fund                              0             0                n/a       0           0           0
Strategic Growth Fund                           0             0            100,095       0           0           0
Value Fund                                      0             0             41,254       0           0           0

INDEX FUNDS
LargeCap Index Fund                             0             0                n/a       0           0           0
LargeCap Enhanced Core Fund                     0             0                n/a       0           0           0
MidCap Index Fund                               0             0                n/a       0           0           0
SmallCap Index Fund                             0             0                n/a       0           0           0

LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio              0             0             38,809       0           0           0
LifeGoal Growth Portfolio                       0             0             27,524       0           0           0
LifeGoal Income and Growth Portfolio            0             0             22,349       0           0           0

GOVERNMENT & CORPORATE BOND FUNDS
Bond Fund                                       0             0             18,232       0           0           0

                                                         Printing and
                                                          Mailing of
                                                           Prosp. to                                          Interest,
                                                         Shareholders                                        Carrying or
                                                          Other than                  Comp. to   Comp. to       Other
                                                            Current      Comp. to     Broker/      Sales      Financial
                                           Advertising   Shareholders   Distributor   Dealers    Personnel     Charges
                                           -----------   ------------   -----------   --------   ---------   -----------
Government Securities Fund                      0             0             22,245       0           0           0
High Yield Bond Fund                            0             0            146,338       0           0           0
Intermediate Bond Fund                          0             0             30,272       0           0           0
Short-Intermediate Government Fund              0             0             70,686       0           0           0
Short-Term Income Fund                          0             0            388,177       0           0           0
Strategic Income Fund                           0             0             21,157       0           0           0

MUNICIPAL BOND FUNDS
Intermediate Municipal Bond Fund                0             0            512,428       0           0           0
Municipal Income Fund                           0             0             31,853       0           0           0
Short-Term Municipal Income Fund                0             0             11,449       0           0           0

STATE MUNICIPAL BOND FUNDS
California Bond Fund                            0             0             34,135       0           0           0
California Intermediate Bond Fund*              0             0                n/a       0           0           0
Florida Intermediate Bond Fund                  0             0             34,752       0           0           0
Florida Bond Fund                               0             0              3,444       0           0           0
Georgia Intermediate Bond Fund                  0             0             27,994       0           0           0
Kansas Income Fund                              0             0              1,069       0           0           0
Maryland Intermediate Bond Fund                 0             0             17,232       0           0           0
North Carolina Intermediate Bond Fund           0             0              8,138       0           0           0
South Carolina Intermediate Bond Fund           0             0             50,154       0           0           0
Tennessee Intermediate Bond Fund                0             0              7,533       0           0           0
Texas Intermediate Bond Fund                    0             0                614       0           0           0
Virginia Intermediate Bond Fund                 0             0             11,471       0           0           0

MONEY MARKET FUNDS
California Tax-Exempt Reserves                  0             0             27,649       0           0           0
Cash Reserves                                   0             0              4,668       0           0           0
Government Reserves                             0             0              8,218       0           0           0
Money Market Reserves                           0             0                728       0           0           0
Municipal Reserves                              0             0                  5       0           0           0
New York Tax-Exempt Reserves                    0             0                 52       0           0           0
Tax-Exempt Reserves                             0             0                 42       0           0           0
Treasury Reserves

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year, had not yet commenced operations or does not offer this share class.

         For the Daily Class Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2003 for the indicated activities:

                                                 Printing and
                                                  Mailing of
                                                   Prosp. to                                         Interest,
                                                 Shareholders                                        Carrying or
                                                  Other than                  Comp. to   Comp. to       Other
                                                    Current      Comp. to     Broker/      Sales      Financial
                                   Advertising   Shareholders   Distributor   Dealers    Personnel     Charges
                                   -----------   ------------   -----------   --------   ---------   -----------
MONEY MARKET FUNDS
California Tax-Exempt Reserves          0             0          2,764,346       0           0           0
Cash Reserves                           0             0         44,113,766       0           0           0
Government Reserves                     0             0          1,164,697       0           0           0
Money Market Reserves                   0             0             16,907       0           0           0
Municipal Reserves                      0             0          1,974,372       0           0           0
New York Tax-Exempt Reserves            0             0                  3       0           0           0
Tax-Exempt Reserves                     0             0            267,261       0           0           0
Treasury Reserves                       0             0          3,929,809       0           0           0

         For the Investor Class Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2003 for the indicated activities:

                                                 Printing and
                                                  Mailing of
                                                   Prosp. to                                         Interest,
                                                 Shareholders                                        Carrying or
                                                  Other than                  Comp. to   Comp. to       Other
                                                    Current      Comp. to     Broker/      Sales      Financial
                                   Advertising   Shareholders   Distributor   Dealers    Personnel     Charges
                                   -----------   ------------   -----------   --------   ---------   -----------
MONEY MARKET FUNDS
California Tax-Exempt Reserves          0             0            369,262       0           0           0
Cash Reserves                           0             0          4,422,600       0           0           0
Government Reserves                     0             0            785,056       0           0           0
Money Market Reserves                   0             0             49,367       0           0           0
Municipal Reserves                      0             0            102,593       0           0           0
New York Tax-Exempt Reserves            0             0                  1       0           0           0
Tax-Exempt Reserves                     0             0            135,946       0           0           0
Treasury Reserves                       0             0            736,095       0           0           0

         For the Liquidity Class Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2003 for the indicated activities:

                                                Printing and
                                                 Mailing of
                                                  Prosp. to                                          Interest,
                                                Shareholders                                         Carrying or
                                                 Other than                   Comp. to   Comp. to       Other
                                                   Current       Comp. to     Broker/      Sales      Financial
                                   Advertising  Shareholders    Distributor   Dealers    Personnel     Charges
                                   -----------  ------------    -----------   --------   ---------   -----------
MONEY MARKET FUNDS
California Tax-Exempt Reserves          0             0              0           0           0            0
Cash Reserves                           0             0              0           0           0            0
Government Reserves                     0             0              0           0           0            0
Money Market Reserves                   0             0              0           0           0            0
Municipal Reserves                      0             0              0           0           0            0
New York Tax-Exempt Reserves            0             0              0           0           0            0
Tax-Exempt Reserves                     0             0              0           0           0            0
Treasury Reserves                       0             0              0           0           0            0

         For the Market Class Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2003 for the indicated activities:

                                                Printing and
                                                 Mailing of
                                                  Prosp. to                                          Interest,
                                                Shareholders                                         Carrying or
                                                 Other than                   Comp. to    Comp. to      Other
                                                   Current        Comp. to    Broker/      Sales      Financial
                                   Advertising  Shareholders    Distributor   Dealers    Personnel     Charges
                                   -----------  ------------    -----------   --------   ---------   -----------
MONEY MARKET FUNDS
California Tax-Exempt Reserves          0             0                 --       0           0            0
Cash Reserves                           0             0          7,683,572       0           0            0
Government Reserves                     0             0          1,003,740       0           0            0
Money Market Reserves                   0             0          2,678,573       0           0            0
Municipal Reserves                      0             0            357,460       0           0            0
New York Tax-Exempt Reserves            0             0                  1       0           0            0
Tax-Exempt Reserves                     0             0                 --       0           0            0
Treasury Reserves                       0             0          2,763,669       0           0            0

         For the Service Class Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2003 for the indicated activities:

                                                Printing and
                                                 Mailing of
                                                  Prosp. to                                          Interest,
                                                Shareholders                                         Carrying or
                                                 Other than                   Comp. to   Comp. to       Other
                                                   Current       Comp. to     Broker/      Sales      Financial
                                   Advertising  Shareholders    Distributor   Dealers    Personnel     Charges
                                   -----------  ------------    -----------   --------   ---------   -----------
MONEY MARKET FUNDS
California Tax-Exempt Reserves          0             0                 --           0       0            0
Cash Reserves                           0             0          7,155,488           0       0            0
Government Reserves                     0             0            274,884           0       0            0
Money Market Reserves                   0             0          1,318,117           0       0            0
Municipal Reserves                      0             0             97,101           0       0            0
New York Tax-Exempt Reserves            0             0                  6           0       0            0
Tax-Exempt Reserves                     0             0                 --           0       0            0
Treasury Reserves                       0             0          2,154,944           0       0            0

         Expenses

         The Distributor and Administrator furnish, without additional cost to the Trust, the services of certain officers of the Trust and such other personnel (other than the personnel of an Adviser) as are required for the proper conduct of the Trust's affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of the Trust's shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Distribution Plans of each Fund, sales-related expenses incurred by the Distributor may be reimbursed by the Trust.

         The Trust pays or causes to be paid all other expenses of the Trust, including, without limitation: the fees of the Adviser, the Distributor, Administrator and Sub-Administrator; the charges and expenses of any registrar, any custodian or depository appointed by the Trust for the safekeeping of its cash, Fund securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Trust; brokerage commissions chargeable to the Trust in connection with Fund securities transactions to which the Trust is a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by the Trust to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of the Trust and its Funds' shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of typesetting prospectuses and statements of additional information of the Trust (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to the Trust's shareholders; all expenses of shareholders' and Trustee meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of the Trust's shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relating to the Trust; membership dues of industry associations; interest payable on Trust borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Trust's operation unless otherwise explicitly assumed by the Adviser), the Administrator or Sub-Administrator.

         Expenses of the Trust which are not attributable to the operations of any class of shares or Fund are pro-rated among all classes of shares or Fund based upon the relative net assets of each class or Fund. Expenses which are not directly attributable to a specific class of shares but are attributable to a specific Fund are prorated among all the classes of shares of such Fund based upon the relative net assets of each such class of shares. Expenses which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.

         Other Service Providers

         Transfer Agents and Custodian

         PFPC Inc. is located at 400 Bellevue Parkway, Wilmington, Delaware 19809, and acts as Transfer Agent for each Fund's shares. Under the Transfer Agency Agreement, the Transfer Agent maintains shareholder account records for the Trust, handles certain communications between shareholders and the Trust, and makes distributions payable by the Trust to shareholders, and produces statements with respect to account activity for the Trust and its shareholders for these services. The Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts that it maintains for the Trust during the month and is reimbursed for out-of-pocket expenses.

         Bank of America serves as Sub-Transfer Agent for each Fund's Primary A Shares, Primary B Shares, Trust Class Shares and Capital Class Shares.

         BNY, 100 Church Street, New York, N.Y. 10286 serves as Custodian for the Funds' assets. As Custodian, BNY maintains the Funds' securities, cash and other property, delivers securities against payment upon sale and pays for securities against delivery upon purchase, makes payments on behalf of such Funds for payments of distributions and redemptions, endorses and collects on behalf of such Funds all checks, and receives all distributions made on securities owned by such Funds.

         With respect to foreign custody activities, the SEC has amended Rule 17f-5 under the 1940 Act and adopted Rule 17f-7 to permit the Board to delegate certain foreign custody matters to foreign custody managers and to modify the criteria applied in the selection process. Accordingly, BNY serves as Foreign Custody Manager, pursuant to a Foreign Custody Manager Agreement, under which the Board retains the responsibility for selecting foreign compulsory depositories, although BNY agrees to make certain findings with respect to such depositories and to monitor such depositories. The Board has delegated the responsibility for selecting foreign compulsory depositories to BACAP.

         Independent Accountants

         The Funds issue unaudited financial information semi-annually and audited financial statements annually. The annual financial statements for the Funds' fiscal year ended March 31, 2003 have been audited by PricewaterhouseCoopers LLP. The Board has selected PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, as the Trust's independent accountant to audit the Funds' financial statements and review their tax returns for the fiscal year ended March 31, 2004. The Funds' Annual Reports for the fiscal period ended March 31, 2003 are incorporated herein by reference into this SAI.

         Counsel

         Morrison & Foerster LLP serves as legal counsel to the Trust. Its address is 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

         General Brokerage Policy, Brokerage Transactions and Broker Selection

         Subject to policies established by the Board, the Adviser (which in this context refers to the investment sub-adviser(s) who make the day to day decisions for a Fund) is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of a Fund's securities transactions, and for the allocation of brokerage in connection with such transactions. The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

         In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         In placing orders for portfolio securities of a Fund, the Adviser gives primary consideration to obtaining the most favorable price and efficient execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker/dealer, the reputation, reliability, experience and financial condition of the broker/dealer, the value and quality of the services rendered by the broker/dealer in this instant and other transactions, and the reasonableness of the spread or commission, if any. Research services received from broker/dealers supplement the Adviser's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Adviser and to the Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

         The outside research is useful to the Adviser since, in certain instances, the broker/dealers utilized by the Adviser may follow a different universe of securities issuers and other matters than the Adviser's staff can follow. In addition, this research provides the Adviser with a different perspective on financial markets, even if the securities research obtained relates to issues followed by the Adviser. Research services which are provided to the Adviser by broker/dealers are available for the benefit of all accounts managed or advised by the Adviser. In some cases, the research services are available only from the broker/dealer providing such services. In other cases, the research services may be obtainable from alternative sources. The Adviser is of the opinion that because the broker/dealer research supplements rather than replaces its research, the receipt of such research does not tend to decrease its expenses, but tends to improve the quality of its investment advice. However, to the extent that the Adviser would have purchased any such research services had such services not been provided by broker/dealers, the expenses of such services to the Adviser could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the Adviser with clients other than the Funds. Similarly, any research services received by the Adviser through the placement of transactions of other clients may be of value to the Adviser in fulfilling its obligations to the Funds. The Adviser is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Adviser's investment advice. The advisory fees paid by the Trust are not reduced because the Adviser receives such services.

         Under Section 28(e) of the 1934 Act, the Adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided...viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker/dealer provide an adviser with lawful and appropriate assistance in the performance of its investment decision making responsibilities." Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's clients, including the Funds.

         Commission rates are established pursuant to negotiations with the broker/dealers based on the quality and quantity of execution services provided by the broker/dealer in the light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker/dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions which are generally fixed. Transactions in both foreign and domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances in which better prices and execution are available elsewhere.

         In certain instances there may be securities which are suitable for more than one Fund as well as for one or more of the other clients of the Adviser. Investment decisions for each Fund and for the Adviser's other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned.

         The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interests.

         The Trust will not execute portfolio transactions through, or purchase or sell portfolio securities from or to the Distributor, the Adviser, the Administrator, the Administrator or its affiliates, acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. In addition, the Trust will not give preference to Bank of America or any of its affiliates, with respect to such transactions or securities. However, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions which are affiliated with Bank of America. To the extent that a Fund executes any securities trades with an affiliate of Bank of America, a Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that each Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that: (a) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker/dealer; (b) the affiliated broker/dealer charged the Fund commission rates consistent with those charged by the affiliated broker/dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker/dealer in question; and (c) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

         Certain affiliates of Bank of America Corporation, such as its subsidiary banks may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds purchased by certain of the Funds. Bank of America or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of municipal securities. Under certain circumstances, the Funds may purchase municipal securities from a member of an underwriting syndicate in which an affiliate of Bank of America is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intend to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to the Rule.

         Particularly given the breadth of the Adviser's investment management activities, investment decisions for each Fund are not always made independently from those for the other Funds, or other investment companies and accounts advised or managed by the Adviser. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Funds and another investment portfolio, investment company, or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each Fund and such other investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment portfolios, investment companies, or accounts in executing transactions.

         Aggregate Brokerage Commissions

                                               Fiscal Year Ended    Fiscal Year Ended    Fiscal Year Ended
                                                 March 31, 2003      March 31, 2002       March 31, 2001
INTERNATIONAL/GLOBAL STOCK FUNDS
Global Value Fund                                     301,301                 n/a                 n/a
International Equity Fund(a)                        2,684,621             300,644                   0
Marsico International Opportunities Fund(a)           566,307              90,748                 n/a
International Value Fund                            2,528,006           2,019,048             854,641

STOCK FUNDS
Asset Allocation Fund                                 736,494             753,739             351,804
Capital Growth Fund                                 1,617,663             770,687           1,213,901
Convertible Securities Fund                           591,835             214,741             262,022
Marsico 21st Century Fund(a)                          557,962             546,618                 n/a
Marsico Focused Equities Fund(a)                    4,951,601           3,897,321           3,634,474
Marsico Growth Fund(a)                              1,624,464             915,809             875,130
MidCap Growth Fund                                  1,435,238             925,838             181,601
MidCap Value Fund                                   1,250,502                 n/a                 n/a
SmallCap Value Fund*                                  511,536                 n/a                 n/a
Small Company Fund                                  1,231,458             538,248             705,127
Strategic Growth Fund                               4,484,774           1,632,307           1,355,837
Value Fund                                          1,611,629           3,090,456           5,004,600

INDEX FUNDS
LargeCap Index Fund                                     5,325              22,424             139,356
MidCap Index Fund                                   1,029,278           1,265,813             533,076
SmallCap Index Fund                                    71,425             225,486             169,671
LargeCap Enhanced Core Fund                           412,918             216,098             291,972

LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio                          0                   0                   0
LifeGoal Growth Portfolio                                   0                   0                   0
LifeGoal Income and Growth Portfolio                        0                   0                   0

GOVERNMENT & CORPORATE BOND FUNDS
Bond Fund                                                   0                   0                   0
Government Securities Fund                                  0                   0                   0
High Yield Bond Fund(a)                                42,604              32,642               6,362
Intermediate Bond Fund(a)                                   0                   0                   0
Short-Intermediate Government Fund                          0                   0                   0
Short-Term Income Fund                                      0                   0                   0
Strategic Income Fund                                       0                   0                   0

MUNICIPAL BOND FUNDS
Intermediate Municipal Bond Fund                            0                   0                   0
Municipal Income Fund                                       0                   0                   0
Short-Term Municipal Income Fund                            0                   0                   0

STATE MUNICIPAL BOND FUNDS
California Bond Fund                                        0                   0                   0
California Intermediate Bond Fund*                          0                 n/a                 n/a
Florida Intermediate Bond Fund                              0                   0                   0
Florida Bond Fund                                           0                   0                   0
Georgia Intermediate Bond Fund                              0                   0                   0
Kansas Income Fund                                          0                   0                   0
Maryland Intermediate Bond Fund                             0                   0                   0
North Carolina Intermediate Bond Fund                       0                   0                   0
South Carolina Intermediate Bond Fund                       0                   0                   0
Tennessee Intermediate Bond Fund                            0                   0                   0
Texas Intermediate Bond Fund                                0                   0                   0
Virginia Intermediate Bond Fund                             0                   0                   0

MONEY MARKET FUNDS
California Tax-Exempt Reserves                              0                   0                   0
Cash Reserves                                               0                   0                   0
Government Reserves                                         0                   0                   0

                                               Fiscal Year Ended    Fiscal Year Ended    Fiscal Year Ended
                                                 March 31, 2003      March 31, 2002       March 31, 2001
Money Market Reserves                                  0                     0                    0
Municipal Reserves                                     0                     0                    0
New York Tax-Exempt Reserves                           0                   n/a                  n/a
Tax-Exempt Reserves                                    0                     0                    0
Treasury Reserves                                      0                     0                    0

*There are no amounts shown for this Fund because it has not yet completed a full fiscal year.

(a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which include one or more additional feeder funds.

         Brokerage Commissions Paid to Affiliates

         In certain instances the Funds may pay brokerage commissions to broker/dealers that are affiliates of Bank of America. As indicated above, all such transactions involving the payment of brokerage commissions are done in compliance with Rule 17e-1 under the 1940 Act.

         The following Funds (or their Master Portfolios) have paid brokerage commissions to the indicated affiliated broker/dealers for the fiscal year ended March 31, 2003 as follows:

                                                                                         Percentage of Fund's Aggregate
                                  Affiliated Broker/Dealer       Aggregate Brokerage        Brokerage Commission Paid to
          Fund                     (relationship to Fund)             Commission             Affiliated Broker/Dealer
          ----                    ------------------------       -------------------     -------------------------------
Asset Allocation Fund           Banc of America Securities LLC         $ 139,707                      18.97%
                                (a securities underwriting
                                affiliate of Bank of America
                                Corporation)

Capital Growth Fund             Same                                   $  50,899                       3.15%
Convertible Securities Fund     Same                                   $  36,020                       6.09%
Marsico 21st Century Fund       Same                                   $  12,925                       2.32%
Marsico Focused Equities Fund   Same                                   $ 140,109                       2.83%
Marsico Growth Fund             Same                                   $  32,661                       2.01%
MidCap Growth Fund              Same                                   $  59,311                       4.13%
MidCap Value Fund               Same                                   $ 132,740                      10.61%
Small Company Fund              Same                                   $  50,146                       4.07%
SmallCap Value Fund             Same                                   $  34,042                       6.65%
Strategic Growth Fund           Same                                   $ 696,208                      15.52%
Value Fund                      same                                   $  89,630                       5.56%

         The following Funds (or their Master Portfolios) have paid brokerage commissions to the indicated affiliated broker/dealers for the fiscal year ended March 31, 2002 as follows:

                                                                                       Percentage of Fund's Aggregate
                                 Affiliated Broker/Dealer       Aggregate Brokerage     Brokerage Commission Paid to
             Fund                 (relationship to Fund)             Commission           Affiliated Broker/Dealer
             ----               -------------------------       -------------------    ------------------------------
Marsico 21st Century Fund       Banc of America Securities LLC      $   9,937                      1.82%
                                (a securities underwriting
                                affiliate of Bank of America
                                Corporation)

Marsico Focused Equities Fund   Banc of America Securities LLC        332,812                      8.54%
                                (a securities underwriting
                                affiliate of Bank of America
                                Corporation)

Marsico Growth Fund             Banc of America Securities LLC         74,933                      8.18%
                                (a securities underwriting
                                affiliate of Bank of America
                                Corporation)

         The following Funds (or their Master Portfolios) have paid brokerage commissions to the indicated affiliated broker/dealers for the fiscal year ended March 31, 2001 as follows:

                                                                                         Percentage of Fund's Aggregate
                                 Affiliated Broker/Dealer        Aggregate Brokerage       Brokerage Commission Paid to
             Fund                 (relationship to Fund)              Commission            Affiliated Broker/Dealer
             ----               -------------------------------  -------------------     ------------------------------
Marsico Focused Equities Fund   Banc of America Securities, Inc     $  318,814                      7.92%
                                (a broker/dealer subsidiary of
                                Bank of America).

Marsico Growth Fund             Banc of America Securities, Inc         68,542                      7.09%
                                (a broker/dealer subsidiary of
                                Bank of America).

Marsico 21st Century Fund       Banc of America Securities, Inc         16,157                      3.34%
                                (a broker/dealer subsidiary of
                                Bank of America).

International Value Fund        Banc of America Securities, Inc         43,952                      1.07%
                                (a broker/dealer subsidiary of
                                Bank of America).

         No other Funds paid brokerage fees during the fiscal years ended March 31, 2003, 2002 and 2001.

         Directed Brokerage

         A Fund or the Adviser, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Fund's brokerage transactions to a broker/dealer because of the research services it provides the Fund or the Adviser. During the fiscal year ended March 31, 2003, the Funds directed brokerage transactions in this manner as follows:

                                                   Amount of            Related
                                                 Transaction(s)      Commission(s)
INTERNATIONAL/GLOBAL STOCK FUNDS
Global Value Fund                                           0                   0
International Equity Fund(a)                                0                   0
Marsico International Opportunities Fund(a)                 0                   0
International Value Fund                                    0                   0

STOCK FUNDS
Asset Allocation Fund                              90,837,972             122,414
Capital Growth Fund                               294,614,407             395,816
Convertible Securities Fund                       110,840,881             165,737
Marsico 21st Century Fund(a)                                0                   0
Marsico Focused Equities Fund(a)                            0                   0
Marsico Growth Fund(a)                                      0                   0
MidCap Growth Fund                                 90,304,031             159,095
MidCap Value Fund                                 203,254,558             412,521
SmallCap Value Fund(a)*                            32,781,028              94,492
Small Company Fund                                 46,991,466             112,533
Strategic Growth Fund(a)                                    0                   0
Value Fund                                        156,787,909             271,426

INDEX FUNDS
LargeCap Index Fund                                         0                   0
LargeCap Enhanced Core Fund                                 0                   0
MidCap Index Fund                                           0                   0
SmallCap Index Fund                                         0                   0

LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio                          0                   0
LifeGoal Growth Portfolio                                   0                   0
LifeGoal Income and Growth Portfolio                        0                   0

GOVERNMENT & CORPORATE BOND FUNDS
Bond Fund                                                   0                   0

                                                   Amount of            Related
                                                 Transaction(s)      Commission(s)
Government Securities Fund
High Yield Bond Fund(a)                                0                   0
Intermediate Bond Fund(a)                              0                   0
Short-Intermediate Government Fund                     0                   0
Short-Term Income Fund                                 0                   0
Strategic Income Fund                                  0                   0

MUNICIPAL BOND FUNDS
Intermediate Municipal Bond Fund                       0                   0
Municipal Income Fund                                  0                   0
Short-Term Municipal Income Fund                       0                   0

STATE MUNICIPAL BOND FUNDS
California Bond Fund                                   0                   0
California Intermediate Bond Fund*                     0                   0
Florida Intermediate Bond Fund                         0                   0
Florida Bond Fund                                      0                   0
Georgia Intermediate Bond Fund                         0                   0
Kansas Income Fund                                     0                   0
Maryland Intermediate Bond Fund                        0                   0
North Carolina Intermediate Bond Fund                  0                   0
South Carolina Intermediate Bond Fund                  0                   0
Tennessee Intermediate Bond Fund                       0                   0
Texas Intermediate Bond Fund                           0                   0
Virginia Intermediate Bond Fund                        0                   0

MONEY MARKET FUNDS
California Tax-Exempt Reserves                         0                   0
Cash Reserves                                          0                   0
Government Reserves                                    0                   0
Money Market Reserves                                  0                   0
Municipal Reserves                                     0                   0
New York Tax-Exempt Reserves                           0                   0
Tax-Exempt Reserves                                    0                   0
Treasury Reserves                                      0                   0

*There are no amounts shown for this Fund because it has not yet completed a full fiscal year.

(a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which include one or more additional feeder funds.

         Securities of Regular Broker/Dealers

         In certain cases, the Funds as part of their principal investment strategy, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker/dealers that the Adviser uses to transact brokerage for the Nations Funds Family. As of March 31, 2003, the Funds owned securities of its "regular brokers or dealers" or their parents, as defined in Rule 10b-1 of the 1940 Act, as follows:

                                                                                         DOLLAR AMOUNT OF
            FUND                              BROKER/DEALER                              SECURITIES HELD
            ----                              -------------                              ---------------
Asset Allocation Fund                 Merrill Lynch & Company, Inc.                          2,181,702
                                      Morgan Stanley                                           919,441

Capital Growth Fund                   Goldman Sachs Group, Inc.                              2,593,848

LargeCap Index Fund                   Goldman Sachs Group, Inc.                              3,768,228
                                      Lehman Brothers Holdings Inc.                          1,642,988
                                      Morgan Stanley                                         4,873,326

LargeCap Value Fund                   Goldman Sachs Group, Inc.                                762,496
                                      Merrill Lynch & Company, Inc.                          1,175,280
                                      Morgan Stanley                                         1,035,450

                                                                                         DOLLAR AMOUNT OF
            FUND                              BROKER/DEALER                              SECURITIES HELD
            ----                              -------------                              ---------------
LargeCap Enhanced Core Fund           Goldman Sachs Group, Inc.                              1,579,456
                                      Merrill Lynch & Company, Inc.                            736,320
                                      Morgan Stanley                                           939,575

Marsico 21st Century Fund             Jefferies Group, Inc.                                    678,089

Marsico Focused Equities Fund         Goldman Sachs Group, Inc.                             12,945,412
                                      Lehman Brothers Holdings Inc.                         20,337,586

Marsico Growth Fund                   Goldman Sachs Group Inc.                               4,613,918
                                      Lehman Brothers Holdings Inc.                          4,685,835

MidCap Value Fund                     Legg Mason, Inc.                                       2,929,274
                                      Lehman Brothers Holdings Inc.                          1,507,275

Strategic Growth Fund                 Goldman Sachs Group, Inc.                              8,845,294
                                      Merrill Lynch & Company, Inc.                         29,360,264
                                      Morgan Stanley                                        10,636,373

Value Fund                            Goldman Sachs Group Inc.                               5,248,968
                                      Lehman Brothers Holdings Inc.                             82,294
                                      Merrill Lynch & Company, Inc.                          7,920,502
                                      Morgan Stanley                                         6,913,124

         Monies Paid to Broker/Dealers from the Adviser's or Distributor's
Profit

         In addition to payments received from the Funds, Selling or Servicing Agents may receive significant payments from the Adviser or Distributor, or their affiliates, in connection with the sale of Fund shares.

         This information is provided in order to satisfy certain requirements of Rule 10b-10 under the 1934 Act, which provides that broker/dealers must provide information to customers regarding any remuneration that a broker receives in connection with a sales transaction.

         In addition, compensation paid to financial intermediaries with respect to the sale and/or servicing of Nations Funds shares, including selling concessions, servicing fees and amounts paid by the investment adviser out of its resources, may be more or less than amounts paid by other mutual funds and their service providers. This means that financial intermediaries may have more or less incentive to offer shares of the Nations Funds to a shareholder than shares of other mutual fund families.

                                  CAPITAL STOCK

         Description of the Trust's Shares

         The Funds of the Trust offer shares in the following classes. Subject to certain limited exceptions discussed in the Fund's prospectuses, the International Value Fund is no longer accepting new investments from current or prospective investors. The Trust, however, may at any time and without notice, offer any of these classes to the general public for investment.

                                                  PRIMARY A   PRIMARY B   INVESTOR A   INVESTOR B   INVESTOR C
FUND                                               SHARES      SHARES       SHARES       SHARES       SHARES
INTERNATIONAL/GLOBAL STOCK FUNDS                     X                        X            X            X
Global Value Fund                                    X                        X            X            X
International Equity Fund                            X                        X            X            X
Marsico International Opportunities Fund             X                        X            X            X
International Value Fund                             X                        X            X            X

STOCK FUNDS                                          X                        X            X            X
Asset Allocation Fund                                X                        X            X            X
Capital Growth Fund                                  X                        X            X            X
Convertible Securities Fund                          X                        X            X            X
Marsico 21st Century Fund                            X                        X            X            X
Marsico Focused Equities Fund                        X                        X            X            X
Marsico Growth Fund                                  X                        X            X            X
MidCap Growth Fund                                   X                        X            X            X
MidCap Value Fund                                    X                        X            X            X
SmallCap Value Fund                                  X                        X            X            X
Small Company Fund                                   X                        X            X            X

                                                  PRIMARY A   PRIMARY B   INVESTOR A   INVESTOR B   INVESTOR C
FUND                                               SHARES      SHARES       SHARES       SHARES       SHARES
Strategic Growth Fund                                X                        X            X            X
Value Fund                                           X                        X            X            X

INDEX FUNDS
LargeCap Index Fund                                  X                        X
MidCap Index Fund                                    X                        X
SmallCap Index Fund                                  X                        X
LargeCap Enhanced Core Fund                          X           X            X

LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio                   X           X            X            X            X
LifeGoal Growth Portfolio                            X           X            X            X            X
LifeGoal Income and Growth Portfolio                 X           X            X            X            X

GOVERNMENT & CORPORATE BOND FUNDS
Bond Fund                                            X                        X            X            X
Government Securities Fund                           X                        X            X            X
High Yield Bond Fund                                 X                        X            X            X
Intermediate Bond Fund                               X                        X            X            X
Short-Intermediate Government Fund                   X           X            X            X            X
Short-Term Income Fund                               X                        X            X            X
Strategic Income Fund                                X                        X            X            X

MUNICIPAL BOND FUNDS
Intermediate Municipal Bond Fund                     X                        X            X            X
Municipal Income Fund                                X                        X            X            X
Short-Term Municipal Income Fund                     X                        X            X            X

STATE MUNICIPAL BOND FUNDS
California Bond Fund                                 X                        X            X            X
California Intermediate Bond Fund                    X                        X            X            X
Florida Intermediate Bond Fund                       X                        X            X            X
Florida Bond Fund                                    X                        X            X            X
Georgia Intermediate Bond Fund                       X                        X            X            X
Kansas Income Fund                                   X                        X            X            X
Maryland Intermediate Bond Fund                      X                        X            X            X
North Carolina Intermediate Bond Fund                X                        X            X            X
South Carolina Intermediate Bond Fund                X                        X            X            X
Tennessee Intermediate Bond Fund                     X                        X            X            X
Texas Intermediate Bond Fund                         X                        X            X            X
Virginia Intermediate Bond Fund                      X                        X            X            X

         The MONEY MARKET FUNDS offer Capital Class Shares, Liquidity Class Shares, Adviser Class Shares, Market Class Shares, Daily Class Shares, Service Class Shares, Investor Class Shares, Trust Class Shares, Institutional Class Shares, Investor A Shares (only Cash Reserves, Treasury Reserves, Government Reserves and Tax-Exempt Reserves), Investor B Shares and Investor C Shares. In addition, Cash Reserves offers Marsico Shares.

         About the Trust's Capital Stock

         The Trust's Amended and Restated Declaration of Trust permits it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts, because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

         Restrictions on Holding or Disposing of Shares. There are no restrictions on the right of shareholders to retain or dispose of the Fund's shares, other than the possible future termination of the Fund. The Fund may be terminated by reorganization into another mutual fund or by liquidation and distribution of the assets of the affected Fund. Unless terminated by reorganization or liquidation, the Fund will continue indefinitely.

         Shareholder Liability. The Trust is organized under Delaware law, which provides that shareholders of a business trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

         Dividend Rights. The shareholders of a Fund are entitled to receive any dividends or other distributions declared for such Fund. No shares have priority or preference over any other shares of the same Fund with respect to distributions. Distributions will be made from the assets of a Fund, and will be paid ratably to all shareholders of the Fund (or class) according to the number of shares of such Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the same Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

         Voting Rights. Shareholders have the power to vote only as expressly granted under the 1940 Act or under Delaware business trust law. Shareholders have no independent right to vote on any matter, including the creation, operation, dissolution or termination of the Trust. Shareholders have the right to vote on other matters only as the Board authorizes. Currently, the 1940 Act requires that shareholders have the right to vote, under certain circumstances, to: (i) elect Trustees; (ii) approve investment advisory agreements and principal underwriting agreements; (iii) approve a change in subclassification of a Fund; (iv) approve any change in fundamental investment policies; (v) approve a distribution plan under Rule 12b-1 under the 1940 Act; and (vi) to terminate the independent accountant.

         With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class. Subject to the foregoing, all shares of the Trust have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where the matter involved only affects one Fund. For example, a change in the Fund's fundamental investment policy affects only one Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Advisory Agreement, since it only affects one Fund, is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders.

         Liquidation Rights. In the event of the liquidation or dissolution of the Trust or a Fund, shareholders of the Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

         Preemptive Rights. There are no preemptive rights associated with Fund shares.

         Conversion Rights. Shareholders have the right, which is subject to change by the Board, to convert or "exchange" shares of one class for another, as outlined, and subject to certain conditions set forth, in the Funds' prospectuses.

         Redemptions. Each Fund's dividend, distribution and redemption policies can be found in its prospectus under the headings "About your investment--Information for investors--Buying, selling and exchanging shares" and "About your investment--Information for investors--Distributions and taxes." However, the Board may suspend the right of shareholders to redeem shares when permitted or required to do so by law, or compel redemptions of shares in certain cases.

         Sinking Fund Provisions. The Trust has no sinking fund provisions.

         Calls or Assessment. All Fund shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust.

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                   PURCHASE, REDEMPTION AND PRICING OF SHARES

         Purchase, Redemption and Exchange

         An investor may purchase, redeem and exchange shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds' prospectuses. The following information supplements that which can be found in the Funds' prospectuses.

         Purchases and Redemptions

         The Funds have authorized one or more broker-dealers to accept purchase and redemption orders on the Funds' behalf. These broker-dealers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker-dealer, or if applicable a broker-dealer's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker-dealer or the broker's authorized designee.

         The Trust may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for Investor Shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Investor Shares as provided in the related prospectuses from time to time. The Trust also may make payment for redemptions in readily marketable securities or other property if it is appropriate to do so in light of the Trust's responsibilities under the 1940 Act.

         Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; (d) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

         The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

         Sales Charge Waivers

         In addition to the categories of investors who do not have to pay a sales charge, which can be found in the Funds' prospectuses (offering Investor A, Investor B and Investor C Shares) under the sub-heading "When you might not have to pay a sales charge," the following categories of investors do not have to pay a sales charge share purchases:

         - any investor who owned Investor A Shares of Nations Emerging Markets Fund on April 30, 2003, Nations Financial Services Fund on March 27, 2003 or Nations Research Fund on March 27, 2003, and paid a front-end sales charge at the time of purchase of such Investor A Shares, will not have to pay a front-end sales charge on any purchase of Investor A Shares of any other Nations Fund in amounts up to the dollar value of the shares held on the dates noted above; provided however, that such sales charge waiver shall be in effect only through August 1, 2003.

         - any investor who owned Investor B Shares of Nations Emerging Markets Fund on April 30, 2003, Nations Financial Services Fund on March 27, 2003 or Nations Research Fund on March 27, 2003, and had earned holding period credit toward a reduction in a contingent-deferred sales charge to be paid at the time of redemption of such Investor B Shares, will be allowed to transfer the holding period credit toward the reduction of any contingent sales charge on any purchase of Investor B Shares of any other Nations Fund in amounts up to the dollar value of shares held on the dates noted above; provided however, that the ability to transfer such earned holding period credit shall be in effect only through August 1, 2003.

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         -    any investor who owned Investor C Shares of Nations Emerging
              Markets Fund on April 30, 2003, Nations Financial Services Fund on March 27, 2003 or Nations Research Fund on March 27, 2003, and had earned holding period credit toward a reduction in a contingent-deferred sales charge to be paid at the time of redemption of such Investor C Shares, will be allowed to transfer the holding period credit toward the reduction of any contingent sales charge on any purchase of Investor C Shares of any other Nations Fund in amounts up to the dollar value of shares held on the dates noted above; provided however, that the ability to transfer such earned holding period credit shall be in effect only through August 1, 2003.

         Automatic Withdrawal Plan - Additional Information.

         Shareholders who hold shares in one or more Nations Funds through certain wrap fee programs with a minimum account size in the wrap program of $25,000, will be deemed to have met the $10,000 minimum account balance required to set up the Automatic Withdrawal Plan.

         Anti-Money Laundering Compliance.

         The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" a shareholder's account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

         Offering Price

         Money Market Funds

         The Money Market Funds use the amortized cost method of valuation to value their shares in such Funds. Pursuant to this method, a security is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations or by procedures adopted by the Board. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the security.

         The net asset value per share of the Money Market Funds will be determined (unless the Funds close earlier) as of the following time on each day that the Federal Reserve Bank of New York and the NYSE are open:

         - California Tax-Exempt Reserves and New York Tax-Exempt Reserves--as of 11:30 a.m., Eastern time.

         - Municipal Reserves and Tax-Exempt Reserves--12:00 Noon, Eastern time.

         -    Government Reserves--as of 2:30 p.m., Eastern time.

         - Cash Reserves, Money Market Reserves and Treasury Reserves--as of 5:00 p.m., Eastern time.

         Each of the Money Market Funds invests only in high-quality instruments and maintains a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that a Fund will neither purchase any security deemed to have a remaining maturity of more than 397 days within the meaning of the 1940 Act nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Board has established procedures reasonably designed, taking into account current market conditions and each Money Market Fund's investment objective, to stabilize the net asset value per share of each Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board at such intervals as it deems appropriate to determine the extent, if any, to which the net asset value per share of each Money Market Fund

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

calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, a Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from a Money Market Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

         Non-Money Market Funds

         The share price of the Non-Money Market Funds is based on a Fund's net asset value per share, which is calculated for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m.) on each day a Fund is open for business, unless a Board determines otherwise.

         The value of a Fund's portfolio securities for which a market quotation is available is determined in accordance with the Trust's valuation procedures. In general terms, the valuation procedures provide that: (i) Domestic exchange traded securities (other than NASDAQ listed equity securities) will be valued at their last composite sale prices as reported on the exchanges where those securities are traded. If no sales of those securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by those exchanges. Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Other securities for which market quotations are readily available will be valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets and liabilities will be valued at fair value as determined in good faith by, or in accordance with procedures adopted by, the Board. Securities listed on Nasdaq will be valued at the Nasdaq Official Closing Price ("NOCP") (which as of May 2003, is the last trade price at or before 4:00:02 p.m. (Eastern Time) adjusted up to Nasdaq's best bid price if the last trade price is below such bid price and down to Nasdaq's best offer price if the last trade price is above such offer price). If no NOCP is available, the security will be valued at the last sale price on the Nasdaq prior to the calculation of the NAV of the Fund. If no sale is shown on Nasdaq, the bid price will be used. If no sale is shown and no bid price is available, the price will be deemed "stale" and the value will be determined in accordance with a Fund's fair valuation procedures.; (ii) non-exchange traded securities are valued at the mean between the latest bid and asked prices based upon quotes furnished by the appropriate market makers; (iii) debt securities are valued at prices obtained from a reputable independent pricing service approved by the Adviser. The service may value the debt securities relying not only on quoted prices, but also upon a consideration of additional factors such as yield, type of issue, coupon rate, and maturity; (iv) money market instruments are valued at amortized cost; (v) repurchase agreements are valued at a price equal to the amount of the cash invested in the repurchase agreement at the time of valuation; (vi) financial futures are valued at the latest reported sales price, forward foreign currency contracts are valued using market quotations from a widely used quotation system at the current cost of covering or off-setting the contract, exchange traded options are valued at the latest reported sales price and over-the-counter options will be valued using broker-dealer market quotations; and (vii) shares of open-end investment companies are valued at the latest net asset valued reported by the company.

         Securities for which market quotations are not readily available are valued at "fair value" as determined in good faith by the Board of the Adviser's valuation committee. In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities, traded on other markets or among dealers; trading volumes on markets, exchanges, or among dealers; values of baskets of securities traded on other markets; changes in interest rates; observations from financial institutions; government (domestic or foreign) actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities of the issuer or comparable companies; nature and expected duration

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

of the event, if any, giving rise to the valuation issue; pricing history of the security; the relative size of the position in the portfolio; and other relevant information.

         With respect to securities traded on foreign markets, the following factors also may be relevant: the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity; and the trading of financial products that are tied to baskets of foreign securities, such as WEBS.

         The Board has determined, and the valuation procedures provide, that in certain circumstances it may be necessary to use an alternative valuation method, such as in-kind redemptions with affiliated benefit plans where the Department of Labor requires that valuation to be done in accordance with Rule 17a-7 of the 1940 Act.

                          INFORMATION CONCERNING TAXES

         The following information supplements and should be read in conjunction with the section in each prospectus entitled "Taxes." The oprospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income and certain state taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

         A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through a tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are not subject to the federal alternative minimum tax.

         The Trust has not requested and will not request an advance ruling from the IRS as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

         Qualification as a Regulated Investment Company

         The Trust intends to continue to qualify each Fund as a "regulated investment company" under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Trust as a whole. Furthermore, each Fund will separately determine its income, gains and expenses for federal income tax purposes.

         In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains are directly related to a Fund's principal business of investing in stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash, government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund's total assets and not more than

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

10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

         In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and net short-term capital gain, as well as 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

         Excise Tax

         A 4% nondeductible excise tax will be imposed on each Fund's net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

         Capital Loss Carry-Forwards

         A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses.

         Equalization Accounting

         Under the Code, the Funds may use the so-called "equalization method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

         Investment through Master Portfolios

         Some of the Funds seek to continue to qualify as regulated investment companies by investing their assets through one or more Master Portfolios. Each Master Portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding Master Portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will be deemed to have been realized (i.e., "passed-through") to its investors, including the corresponding Fund, regardless of whether any amounts are actually

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

distributed by the Master Portfolio. Each investor in a Master Portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular Master Portfolio, the Code and Treasury Regulations, in determining such investor's federal income tax liability. Therefore, to the extent that a Master Portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the Master Portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each Master Portfolio's assets, income and distributions will be managed in such a way that an investor in a Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

         Taxation of Fund Investments

         In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

         If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount ("OID"), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from sales proceeds of securities held by a Fund.

         If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

         Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the "60%/40%" rule.

         Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

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         Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute "straddles." The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

         If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract, or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the property and the application of various loss deferral provisions in the Code.

         The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

         "Passive foreign investment corporations" ("PFICs") are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on "excess distributions" received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

         A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

         Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

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         In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

         Taxation of Distributions

         For federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata over the entire year. Subject to special rules applicable to the Tax-Exempt Funds discussed below, all amounts paid out of earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in a Fund, generally qualify as taxable distributions and must be reported on each shareholder's federal income tax return. Distributions in excess of a Fund's earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

         Distributions designated by a Fund as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Each Fund will designate capital gain distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

         Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

         Sales and Exchanges of Fund Shares

         In general, as long as a Money Market Fund maintains a net asset value of $1.00 per share, no gain or loss should be recognized upon the sale or exchange of Fund shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange. Under certain circumstances, an individual shareholder receiving qualified dividend income from a Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

         If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

         If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest distributions (defined below) received with respect to the shares. The IRS Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of

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not less than the greater of 31 days or the period between regular distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. These loss disallowance rules do not apply to losses realized under a periodic redemption plan.

         Foreign Taxes

         Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. Only an International/Global Stock Fund may qualify for and make the election; however, even if an International/Global Stock Fund qualifies for the election for a year, it may not make the election for such year. An International/Global Stock Fund will notify each shareholder within 60 days after the close of the Fund's taxable year whether it has elected for the foreign taxes paid by the Fund to "pass-through" for that year.

         Even if an International/Global Stock Fund qualifies for the election, foreign income and similar taxes will only pass-through to the Fund's shareholder if certain holding period requirements are met. Specifically, the shareholder must have held the Fund shares for at least 16 days during the 30-day period beginning 15 days prior to the date upon which the shareholder became entitled to receive Fund distributions corresponding with the pass-through of such foreign taxes paid by the Fund, and (ii) with respect to dividends received by the Fund on foreign shares giving rise to such foreign taxes, the Fund held the shares for at least 16 days during the 30-day period beginning 15 days prior to the date upon which the Fund became entitled to the dividend. These holding periods increase for certain dividends on preferred stock.

         If an International/Global Stock Fund makes the election, the Fund will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Fund's dividends-paid deduction will be increased by the amount of foreign taxes paid that year. Fund shareholders that have satisfied the holding period requirements shall include their proportionate share of the foreign taxes paid by the Fund in their gross income and treat that amount as paid by them for the purpose of the foreign tax credit or deduction. If the shareholder claims a credit for foreign taxes paid, the credit will be limited to the extent it exceeds the shareholder's federal income tax attributable to foreign source taxable income or the amount specified in the notice mailed to that shareholder within 60 days after the close of the year. If the credit is attributable, wholly or in part, to qualified dividend income (as defined below), special rules will be used to limit the credit in a manner that reflects any resulting dividend rate differential.

         In general, an individual with $300 or less of creditable foreign taxes may elect to be exempt from the foreign source taxable income and qualified dividend income limitations if the individual has no foreign source income other than qualified passive income. This $300 threshold is increased to $600 for joint filers. A deduction for foreign taxes paid may only be claimed by shareholders that itemize their deductions.

         Federal Income Tax Rates

         As of the printing of this SAI, under recently enacted tax legislation, the maximum individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%. The date on which a Fund sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate.

         Such recently enacted tax legislation also provides for a maximum individual federal income tax rate applicable to "qualified dividend income" of 15%. In general, "qualified dividend income" is income attributable to dividends received from certain domestic and foreign corporations on or after January 1, 2003, as long as certain holding period requirements are met. If 95% or more of a Fund's gross income constitutes qualified dividend income, all of its distributions will be treated as qualified dividend income in the hands of individual shareholders, as long as they meet certain holding period requirements set forth below for their Fund shares. If less than 95% of the Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders.

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A Fund will only be treated as realizing qualified dividend income to the extent it receives dividends from certain domestic and foreign corporations and the Fund has held the shares of the stock producing the dividend for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. A longer holding period applies to investments in preferred stock. (Only dividends from direct investments will qualify. Payments received by the Fund from securities lending, repurchase and other derivative transactions ordinarily will not.) Furthermore, an individual Fund shareholder can only treat a Fund distribution designated as qualified dividend income as such if he or she as held the Fund shares producing the distribution for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend.

         The maximum corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Marginal tax rates may be higher for some shareholders to reduce or eliminate the benefit of lower marginal income tax rates. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of laws enacted in 2001 and 2004.

         Backup Withholding

         The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies that the "taxpayer identification number" ("TIN"), generally the shareholder's social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of back-up withholding is set to increase in future years under "sunset" provisions of law enacted in 2001.

         Tax-Deferred Plans

         The shares of the Funds are available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans ("SEP-IRAs"), Savings Incentive Match Plans for Employees ("SIMPLE Plans"), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

         Corporate Shareholders

         Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if: (i) the corporate shareholder holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income. A Fund must hold the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 91 days during the 180 day period beginning 90 days prior to the date upon which the Fund becomes entitled to such dividend income if the distribution relates to certain dividends on preferred stock.

         Foreign Shareholders

         Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which

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a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation ( "foreign shareholders") generally will be subject to a withholding tax at a flat rate of 30% or a lower treaty rate, if an income tax treaty applies. This tax generally is not refundable. However, if a distribution paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, the withholding tax will not apply and the distribution will be subject to the reporting and withholding requirements generally applicable to U.S. persons. In general, foreign shareholders' capital gains realized on the disposition of Fund shares and capital gains distributions generally are not subject to federal income tax, withholding or otherwise, unless: (i) the gains or losses are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, or (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met. If the capital gains or losses are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to a income tax treaty, the reporting and withholding requirements applicable to U.S. persons generally applies. If the capital gains and losses are not effectively connected for this purpose, but the foreign shareholder exceeds the 183 day limitation, the gains will be subject to a withholding tax at a flat rate of 30% or the lower treaty rate, if an income tax treaty applies.

         If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder's death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

         The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

         Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships. If an International/Global Stock Fund qualifies and makes an election to pass-through foreign taxes to its shareholders, foreign shareholders of the Fund generally will be subject to to increased federal income taxation without a corresponding benefit for the pass-through.

         Special Tax Considerations Pertaining to all the Tax-Exempt Funds

         If at least 50% of the value of a regulated investment company's total assets at the close of each quarter of its taxable years consists of obligations the interest on which is exempt from federal income tax, it will qualify under the Code to pay "exempt-interest distributions." The Tax-Exempt Funds intend to so qualify and are designed to provide shareholders with a high level of income exempt from federal income tax in the form of exempt-interest distributions.

         Distributions of capital gains or income not attributable to interest on a Tax-Exempt Fund's tax-exempt obligations will not constitute exempt-interest distributions and will be taxable to its shareholders. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

         Not later than 60 days after the close of its taxable year, each Tax-Exempt Fund will notify its shareholders of the portion of the distributions for the taxable year which constitutes exempt-interest distributions. The designated portion cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Tax-Exempt Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of a Tax-Exempt Fund will not be deductible to the extent that the Fund's distributions are exempt from federal income tax.

         In addition, certain deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating federal alternative minimum tax ("AMT"). Tax preference items include tax-exempt interest on "private activity bonds." To the extent that a Tax-Exempt Fund invests in

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

private activity bonds, its shareholders will be required to report that portion of a Tax-Exempt Fund's distributions attributable to income from the bonds as a tax preference item in determining their AMT, if any. Shareholders will be notified of the tax status of distributions made by a Tax-Exempt Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a Tax-Exempt Fund. Furthermore, shareholders will not be permitted to deduct any of their share of a Tax-Exempt Fund's expenses in computing their AMT. In addition, exempt-interest distributions paid by a Tax-Exempt Fund to a corporate shareholder is included in the shareholder's "adjusted current earnings" as part of its AMT calculation. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about the AMT should consult own their tax advisors.

         Special Tax Considerations Pertaining to the California Funds

         If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company consists of obligations the interest on which, if held by an individual, is exempt from taxation by California ("California Exempt Securities"), then the regulated investment company will be qualified to make distributions that are exempt from California state individual income tax ("California exempt-interest distributions"). For this purpose, California Exempt Securities generally are limited to California municipal securities and certain U.S. Government and U.S. possession obligations. The California Funds intend to qualify under the above requirements so that they can pay California exempt-interest distributions.

         Within sixty days after the close of its taxable year, each California Fund will notify its shareholders of the portion of the distributions made the Fund that is exempt from California state individual income tax. The total amount of California exempt-interest distributions paid by a California Fund attributable to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Exempt Securities over any amounts that, if the Fund was treated as an individual, would be considered expenses related to tax exempt income or amortizable bond premium and would thus not be deductible under federal income or California state individual income tax law.

         In cases where a shareholder of a California Fund is a "substantial user" or "related person" with respect to California Exempt Securities held by the Fund, such shareholders should consult their tax advisors to determine whether California exempt-interest distributions paid by the Fund with respect to such obligations retain California state individual income tax exclusion. In this connection, rules similar to those regarding the possible unavailability of federal exempt-interest distributions treatment to "substantial users" are applicable for California state income tax purposes. Interest on indebtedness incurred by a shareholder in a taxable year to purchase or carry shares of a California Fund is not deductible for California state personal income tax purposes if the Fund distributes California exempt-interest distributions to the shareholder for taxable year.

         The foregoing is only a summary of some of the important California state individual income tax considerations generally affecting the California Funds and their shareholders. No attempt is made to present a detailed explanation of the California state income tax treatment of the California Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any California Fund distributions constituting California exempt-interest distributions is excludable from income for California state individual income tax purposes only. Any distributions paid to shareholders subject to California state franchise tax or California state corporate income tax may be taxable for such purposes. Accordingly, potential investors in the California Funds, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their own tax advisors with respect to the application of such taxes to the receipt of the California Funds' distributions and as to their own California state tax situation, in general.

         Special Tax Considerations Pertaining to the Florida Funds

         Florida does not impose an individual income tax. Thus individual shareholders of the Florida Funds will not be subject to any Florida income tax on distributions received from the Florida Funds. However, Florida does impose an income tax on corporations. Florida also imposes an annual intangible personal property tax on intangible personal property (including but not limited to stocks or shares of business trusts or mutual funds) held by persons domiciled in the State of Florida, regardless of where such property is kept. Florida counsel has, however, advised

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the Trust that shares in the Florida Funds shall not be subject to Florida's intangible personal property tax if on January 1 of each tax year at least 90 percent of the net asset value of the portfolio of such Florida Fund consists of obligations of the government of the United States of America, its agencies, instrumentalities, the Commonwealth of Puerto Rico, the government of Guam, the government of American Samoa, the government of the Northern Mariana Islands, the State of Florida, its political subdivisions, municipalities or other taxing districts.

         The Florida Funds anticipate that at least 90 percent of the net assets of the portfolio will contain assets that are exempt from Florida's intangible personal property tax on January 1 of each tax year. If the portfolio of a Florida Fund did not, however, meet this 90 percent test, then only the portion of the net asset value of the portfolio which is made up of direct obligations of the United States of America, its agencies, territories and possessions (as described above) may be removed from the net asset value for purposes of computing the intangible personal property tax. The remaining net asset value of the portfolio and hence a portion of the net asset value of the shares in the Florida Funds would be subject to the intangible personal property tax. Notice as to the tax status of your shares will be mailed to you annually. Shareholders of a Florida Fund should consult their own tax advisors with specific reference to their own tax situation if advised that a portion of the portfolio of such Fund consisted on January 1 of any year of assets which are not exempt from Florida's annual intangible personal property tax. Such annual intangible personal property tax, if any, is due and payable on June 30 of such year in which the tax liability arises.

         Special Tax Considerations Pertaining to the Georgia Intermediate Bond Fund

         The portion of the Fund's exempt-interest distributions paid to residents of Georgia attributable to interest received by the Georgia Funds on tax-exempt obligations of the State of Georgia or its political subdivisions or authorities and other Fund distributions attributable to interest received from U.S. Government obligations will be exempt from Georgia individual and corporate income taxes. There is no Georgia intangibles tax or other personal property tax applicable to the shares of the Georgia Funds owned by investors residing in Georgia. The Georgia intangibles tax was repealed by the Georgia General Assembly on March 21, 1996, further ratified by a Constitutional Amendment approved in the November 1996 General Election (GA. L 1996, P.130 Section 9). The Georgia intangibles tax was repealed for taxable years beginning after January 1, 1996. Distributions attributable to capital gains realized from the sale of Georgia municipal bonds and U.S. Government obligations will be subject to the State of Georgia short-term or long-term capital gains tax, which follows the federal income tax treatment. Interest received by a Georgia resident received from non-Georgia municipal state bonds and distributions received from mutual funds that derive income from non-Georgia municipal or state bonds will be subject to Georgia income tax.

         Special Tax Considerations Pertaining to the Kansas Income Fund

         The Kansas Income Fund's regular monthly distributions will not be subject to the Kansas income tax to the extent that they are paid out of income earned on Kansas municipal securities that are exempt from Kansas income taxes. The portion of distributions, if any, that is derived from interest on municipal securities or other obligations that are not exempt from Kansas income taxes will be subject to Kansas income tax. If you are a resident of Kansas, you will be subject to Kansas income tax to the extent on Fund distributions attributable to taxable income or realized capital gains, or if you sell or exchange the Fund's shares and realize a capital gain on the transaction. Distributions treated as long-term capital gain for federal income tax purposes generally are treated the same for Kansas income tax purposes.

         Special Tax Considerations Pertaining to the Maryland Intermediate Bond Fund

         The portion of the Maryland Intermediate Bond Fund's exempt-interest distributions attributable to interest received by the Fund on tax-exempt obligations of the state of Maryland or its political subdivisions or authorities, or obligations issued by the government of Puerto Rico, the U.S. Virgin Islands or Guam or their authorities ("Maryland Municipal Bonds") and distributions attributable to gains from the disposition Maryland Municipal Bonds (other than obligations issued by U.S. possessions) or interest on U.S. Government obligations will be exempt from Maryland individual and corporate income taxes; any other Fund distributions will be subject to Maryland income tax. Fund shareholders will be informed annually regarding the portion of the Maryland Intermediate Bond Fund's distributions that constitutes exempt-interest distributions exempt from Maryland income taxes. Maryland presently includes in Maryland taxable income a portion of certain items of tax preference as defined in the Code. Interest paid on certain private activity bonds constitutes such a tax preference if the bonds (i) are not Maryland

Municipal Bonds or (ii) are Maryland Municipal Bonds issued by U.S. possessions. Accordingly, up to 50% of any distributions from the Maryland Intermediate Bond Fund attributable to interest on such private activity bonds may not be exempt from Maryland state and local individual income taxes. Shares of the Maryland Intermediate Bond Fund will not be subject to the Maryland personal property tax.

         Special Tax Considerations Pertaining to New York Tax-Exempt Reserves

         The portion of the New York Tax-Reserves' exempt-interest distributions attributable to interest received by the Fund on tax-exempt obligations of the State of New York or its political subdivisions will be exempt from New York State and City individual income taxes and from the New York City unincorporated business tax. Such distributions made to corporate shareholders subject to New York State and/or City corporate franchise or income tax may be taxable for such purposes. Accordingly, potential corporate investors in New York Tax-Exempt Reserves, including, in particular, corporate investors that may be subject to New York State and/or City corporate franchise or income tax, should consult their own tax advisors with respect to the application of such taxes to the Fund's distributions.

         Special Tax Considerations Pertaining to the North Carolina Intermediate Bond Fund

         The portion of the North Carolina Intermediate Bond Fund's exempt-interest distributions attributable to interest received by the Fund on tax-exempt obligations of the State of North Carolina or its political subdivisions, commissions, authorities, agencies or non-profit educational institutions organized or chartered under the laws of North Carolina, or obligations issued by the United States or its possessions will be exempt from North Carolina individual and corporate income taxes. Although capital gain distributions generally are subject to tax in North Carolina, individual shareholders of the North Carolina Intermediate Bond Fund may deduct the amount of capital gain distributions (if any) attributable to the sale of certain obligations issued before July 1, 1995 for purposes of determining their North Carolina taxable income.

         Special Tax Considerations Pertaining to the South Carolina Intermediate Bond Fund

         The portion of the South Carolina Intermediate Bond Fund's exempt-interest distributions attributable to interest received by the Fund on tax-exempt obligations of the State of South Carolina, its political subdivisions or exempt interest upon obligations of the United States will be exempt from South Carolina income taxes. Distributions of capital gains or income not attributable to interest from tax-exempt obligations of the State of South Carolina, its political subdivisions or exempt interest on obligations of the United States may be subject to South Carolina income taxes.

         Although any net capital gain recognized with respect to the sale or exchange of shares of the Fund may be subject to the South Carolina state income tax, individuals, estates and trusts are entitled to a deduction for South Carolina taxable income purposes equal to 44% of the net capital gain recognized from the sale or exchange of an asset which has been held for a period of more than one year. In the case of estates or trusts, the deduction is applicable only to income taxed to the estate or trust or individual beneficiaries and not income passed through to nonindividual beneficiaries.

         Special Tax Considerations Pertaining to the Tennessee Intermediate Bond Fund

         The Tennessee Hall Income Tax imposes a tax on income received by way of dividends from stock or interest on bonds. Distributions from a qualified regulated investment company are exempt from the Hall Income Tax, but only to the extent they are attributable to interest on bonds or securities of the U.S. Government or any agency or instrumentality thereof or on bonds of the State of Tennessee or any county or any municipality or political subdivision thereof, including any agency, board, authority or commission of any of the above.

         Special Tax Considerations Pertaining to the Virginia Intermediate Bond Fund

         Distributions will not be subject to Virginia income tax if the Virginia Intermediate Bond Fund pays distributions to shareholders that derived from (i) interest on debt obligations of Virginia or its political subdivisions,
(ii) debt obligations of the United States excludable from Virginia income tax under the laws of the United States, or

(iii) debt obligations of Puerto Rico, Guam, or the Virgin islands, that are backed by the full faith and credit of the borrowing government.

                      UNDERWRITER COMPENSATION AND PAYMENTS

         On January 1, 2003, BACAP Distributors replaced Stephens as the principal underwriter and Distributor of the shares of the Funds. Its address is: One Bank of America Plaza, 33rd Floor, Charlotte, NC 28255.

         Pursuant to a Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that its receives to the Trust or the Transfer Agent. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act.

         The Distribution Agreement became effective with respect to a Fund after approved by its Board, and continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by BACAP or the Distributor on 60 days' written notice.

         During the fiscal years ended March 31, 2002 and March 31, 2001, Stephens (the former Distributor of the Funds) received the following amount of underwriting commissions, respectively: $7,316,037 and $7,542,547. Of these amounts, the Distributor retained $0. During the fiscal year ended March 31, 2003, the Distributor (Stephens for the period April 1, 2002 through December 31, 2002 and BACAP Distributors for the period January 1, 2003 through March 31,
2003) received $8,020,945 of which the Distributor retained $0.

                                FUND PERFORMANCE

         Advertising Fund Performance

         Performance information for the Funds may be obtained by calling (800) 321-7854 or (800) 765-2668 (for institutional investors only) or by visiting www.nationsfunds.com. From time-to-time, the performance of a Fund's shares may be quoted in advertisements, shareholder reports, and other communications to shareholders. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

         Standardized performance for the Funds, i.e., that required in both form and content by Form N-1A, is either shown below or incorporated by reference from the Funds' Annual Reports, and may be advertised by the Funds. The main purpose of standardized performance is to allow an investor to review the performance of a Fund's class of shares and compare such performance with that of investment alternatives, including other mutual funds.

         Non-standardized performance also may be advertised by the Funds. One purpose of providing non-standardized performance to an investor is to give that investor a different performance perspective that may not be captured by standardized performance. The non-standardized performance of a Fund's class of shares, however, may not be directly comparable to the performance of investment alternatives because of differences in specific variables (such as the length of time over which performance is shown and the exclusion of certain charges or expenses) and methods used to value portfolio securities, compute expenses and calculate performance. Non-standardized performance may include, but is not limited to, performance for non-standardized periods, including year-to-date and other periods less than a year, performance not reflecting the deduction of certain charges, fees and/or expenses, and performance reflecting the deduction of applicable state or federal taxes, or so-called "after-tax performance" After-tax returns are generally calculated using the same methodology as that used in calculating total return, except that such after-tax returns reflect the deduction of taxes according to applicable federal income and capital gain tax rates attributable to dividends, distributions and an investor's redemptions. Of course, after-tax returns for individual investors will vary as the tax rates applicable to such investors vary. In addition, the Funds may also advertise their tax efficiency ratios and compare those ratios with other mutual funds. A tax efficiency ratio is intended to let an investor know how tax efficient a Fund has been over a period of time, and is typically related to its portfolio turnover rate. That is, an investor could expect that the higher a Fund's portfolio turnover rate, the greater the percentage of its gains that would have been realized and consequently, the less tax efficient it was over a given period of time.

         In general, comparisons to other mutual funds or investment alternatives may be useful to investors who wish to compare past performance of the Funds or a class with that of competitors. Of course, past performance is not a guarantee of future results.

         Each Fund may quote information obtained from the Investment Company Institute, national financial publications, trade journals, industry sources and other periodicals in its advertising and sales literature. In addition, the Funds also may compare the performance and yield of a class or series of shares to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance and yield of a class of shares in a Fund may be compared to data prepared by Lipper Analytical Services, Inc. Performance and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a class of shares in a Fund. The "yield" and "effective yield" of each class of shares of a Money Market Fund may be compared to the respective averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by leading banks and thrift institutions in the top five metropolitan statistical areas.

         The Funds also may use the following information in advertisements and other types of literature: (i) the Consumer Price Index may be used, for example, to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used, among other things, to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return, among other things, on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector. In addition, the performance of a Fund's class of shares may be compared to the S&P 500, the Dow Jones Industrial Average, a recognized unLargeCap Enhanced Core of common stocks of 30 industrial companies listed on the NYSE, the Europe, Far East and Australia Index, a recognized unLargeCap Enhanced Core of international stocks, or any similar recognized index. The performance of a Fund's class of shares also may be compared to a customized composite index.

         In addition, the Funds also may use, in advertisements and other types of literature, information and statements: (1) showing that although bank savings accounts may offer a guaranteed return of principal and a fixed rate of interest, they offer no opportunity for capital growth; and (2) describing Bank of America, and its affiliates and predecessors, as one of the first investment managers to use asset allocation and index strategies in managing and advising accounts. The Funds also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

         The Funds also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRSRO, such as S&P. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to buy, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor.

In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Funds may compare a Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

         The Funds also may disclose in sales literature the distribution rate on the shares of a Fund. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent net asset value or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

         In addition, certain potential benefits of investing in global securities markets may be discussed in promotional materials. Such benefits include, but are not limited to: a) the expanded opportunities for investment in securities markets outside the U.S.; b) the growth of securities markets outside the U.S. vis-a-vis U.S. markets; c) the relative return associated with foreign securities markets vis-a-vis U.S. markets; and d) a reduced risk of portfolio volatility resulting from a diversified securities portfolio consisting of both U.S. and foreign securities.

         Ibbotson Associates of Chicago, Illinois, and other companies provide historical returns of the capital markets in the United States. The Funds may compare the performance of their share classes or series to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or treasuries.

         Yield Calculations

         Money Market Funds

         The "yield" and "effective yield" of shares of the Money Market Funds are computed separately as described below according to formulas prescribed by the SEC. The standardized seven-day yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Fund involved having a balance of one share of the class or series involved at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in each Fund includes the value of additional shares purchased with distributions from the original share, and distributions declared on both the original share and any such additional shares; and all fees, other than nonrecurring account or sales charges, that are charged to shareholder accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yield for a class or series of shares in a Fund is computed by compounding the unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

         In addition, the "tax-equivalent yield" of the shares of the Money Market Funds is computed by: (a) dividing the portion of the yield that is exempt from federal income tax by one minus a stated federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the yield that is not exempt from federal income tax.

         Based on the seven-day period ended March 31, 2003, (the "base period"), the current, effective, tax equivalent current and tax equivalent effective yields of the various shares of the Money Market Funds are as follows:

                                                                  Tax Equivalent  Tax Equivalent
                                  Current Yield  Effective Yield  Current Yield   Effective Yield
                                  -------------  ---------------  -------------   ---------------
CALIFORNIA TAX-EXEMPT RESERVES
Capital Class Shares                 1.00%          1.00%            1.70%            1.70%
Liquidity Class Shares               0.85%          0.85%            1.44%            1.44%
Adviser Class Shares                 0.75%          0.75%            1.27%            1.27%
Market Class Shares                  n/a            n/a              n/a              n/a
Daily Class Shares                   0.40%          0.40%            0.68%            0.68%
Service Class Shares                 n/a            n/a              n/a              n/a

                                                                  Tax Equivalent  Tax Equivalent
                                  Current Yield  Effective Yield  Current Yield   Effective Yield
                                  -------------  ---------------  -------------   ---------------
Investor Class Shares                0.65%          0.65%            1.10%            1.10%
Trust Class Shares                   0.90%          0.90%            1.53%            1.53%
Institutional Class Shares           0.96%          0.96%            1.63%            1.63%
Investor A Shares                    n/a            n/a              n/a              n/a
Investor B Shares                    0.25%          0.25%            0.42%            0.42%
Investor C Shares                    n/a            n/a              n/a              n/a
CASH RESERVES
Capital Class Shares                 1.22%          1.23%            1.88%            1.89%
Liquidity Class Shares               1.07%          1.08%            1.65%            1.66%
Adviser Class Shares                 0.97%          0.98%            1.49%            1.51%
Market Class Shares                  0.77%          0.77%            1.18%            1.18%
Daily Class Shares                   0.62%          0.62%            0.95%            0.95%
Service Class Shares                 0.25%          0.25%            0.38%            0.38%
Investor Class Shares                0.87%          0.88%            1.34%            1.35%
Trust Class Shares                   1.12%          1.13%            1.72%            1.74%
Institutional Class Shares           1.18%          1.19%            1.82%            1.83%
Investor A Shares                    0.77%          0.77%            1.18%            1.18%
Marsico Shares                       0.87%          0.87%            1.34%            1.34%
Investor B Shares                    0.25%          0.25%            0.38%            0.38%
Investor C Shares                    0.25%          0.25%            0.38%            0.38%
GOVERNMENT RESERVES
Capital Class Shares                 1.17%          1.17%            1.80%            1.80%
Liquidity Class Shares               1.02%          1.02%            1.57%            1.57%
Adviser Class Shares                 0.92%          0.92%            1.42%            1.42%
Market Class Shares                  0.72%          0.72%            1.11%            1.11%
Daily Class Shares                   0.57%          0.57%            0.88%            0.88%
Service Class Shares                 0.25%          0.25%            0.38%            0.38%
Investor Class Shares                0.82%          0.82%            1.26%            1.26%
Trust Class Shares                   1.07%          1.07%            1.65%            1.65%
Institutional Class Shares           1.13%          1.13%            1.74%            1.74%
Investor A Shares                    0.71%          0.72%            1.09%            1.11%
Investor B Shares                    0.25%          0.25%            0.38%            0.38%
Investor C Shares                    n/a            n/a              n/a              n/a
MUNICIPAL RESERVES
Capital Class Shares                 1.07%          1.08%            1.65%            1.66%
Liquidity Class Shares               0.92%          0.93%            1.42%            1.43%
Adviser Class Shares                 0.82%          0.82%            1.26%            1.26%
Market Class Shares                  0.62%          0.62%            0.95%            0.95%
Daily Class Shares                   0.47%          0.47%            0.72%            0.72%
Service Class Shares                 0.25%          0.25%            0.38%            0.38%
Investor Class Shares                0.72%          0.72%            1.11%            1.11%
Trust Class Shares                   0.97%          0.98%            1.49%            1.51%
Institutional Class Shares           1.03%          1.04%            1.58%            1.60%
Investor B Shares                    0.25%          0.25%            0.38%            0.38%
Investor C Shares                    0.25%          0.25%            0.38%            0.38%
NEW YORK TAX-EXEMPT RESERVES
Capital Class Shares                 1.06%          1.06%            1.75%            1.75%
Liquidity Class Shares               n/a            n/a              n/a              n/a
Adviser Class Shares                 n/a            n/a              n/a              n/a
Market Class Shares                  n/a            n/a              n/a              n/a
Daily Class Shares                   n/a            n/a              n/a              n/a
Service Class Shares                 n/a            n/a              n/a              n/a
Investor Class Shares                n/a            n/a              n/a              n/a
Trust Class Shares                   0.96%          0.96%            1.59%            1.59%
Institutional Class Shares           n/a            n/a              n/a              n/a
Investor B Shares                    n/a            n/a              n/a              n/a
Investor C Shares                    n/a            n/a              n/a              n/a
TAX-EXEMPT RESERVES
Capital Class Shares                 1.03%          1.03%            1.69%            1.69%
Liquidity Class Shares               0.88%          0.88%            1.44%            1.44%
Adviser Class Shares                 0.78%          0.78%            1.28%            1.28%
Market Class Shares                  n/a            n/a              n/a              n/a
Daily Class Shares                   0.43%          0.43%            0.71%            0.71%
Service Class Shares                 n/a            n/a              n/a              n/a

                                                                  Tax Equivalent  Tax Equivalent
                                  Current Yield  Effective Yield  Current Yield   Effective Yield
                                  -------------  ---------------  -------------   ---------------
Investor Class Shares                0.68%          0.68%            1.12%            1.12%
Trust Class Shares                   0.93%          0.93%            1.53%            1.53%
Institutional Class Shares           0.99%          0.99%            1.63%            1.63%
Investor A Shares                    0.58%          0.58%            0.95%            0.95%
Investor B Shares                    n/a            n/a              n/a              n/a
Investor C Shares                    n/a            n/a              n/a              n/a
TREASURY RESERVES
Capital Class Shares                 1.19%          1.19%            1.83%            1.83%
Liquidity Class Shares               1.04%          1.04%            1.60%            1.60%
Adviser Class Shares                 0.94%          0.94%            1.45%            1.45%
Market Class Shares                  0.74%          0.74%            1.14%            1.14%
Daily Class Shares                   0.59%          0.59%            0.91%            0.91%
Service Class Shares                 0.25%          0.25%            0.38%            0.38%
Investor Class Shares                0.84%          0.84%            1.29%            1.29%
Trust Class Shares                   1.09%          1.09%            1.68%            1.68%
Institutional Class Shares           1.15%          1.15%            1.77%            1.77%
Investor A Shares                    0.74%          0.74%            1.14%            1.14%
Investor B Shares                    0.25%          0.25%            0.38%            0.38%
Investor C Shares                    0.25%          0.25%            0.38%            0.38%
MONEY MARKET RESERVES
Capital                              1.18%          1.19%            1.82%            1.83%
Liquidity                            1.03%          1.04%            1.58%            1.60%
Adviser                              0.93%          0.93%            1.43%            1.43%
Market                               0.73%          0.73%            1.12%            1.12%
Investor                             0.83%          0.83%            1.28%            1.28%
Service                              0.25%          0.25%            0.38%            0.38%
Daily                                0.58%          0.58%            0.89%            0.89%
Trust                                1.08%          1.09%            1.66%            1.68%
Investor B                           0.25%          0.25%            0.38%            0.38%
Investor C                           0.25%          0.25%            0.38%            0.38%
Institutional Class                  1.14%          1.15%            1.75%            1.77%

         Tax Equivalent Yields @ 38.6%

         Non-Money Market Funds

         Yield is calculated separately for the Primary A, Primary B, Investor A, Investor B and Investor C Shares of a Non-Money Market Fund by dividing the net investment income per share for a particular class or series of shares (as described below) earned during a 30-day period by the maximum offering price per share on the last day of the period (for Primary A and Primary B Shares, maximum offering price per share is the same as the net asset value per share) and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. For a class or series of shares in a Fund, net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                            Yield = 2 [(a-b+ 1)(6) - 1]

                                       cd

Where:          a =  dividends and interest earned during the period.

                b =  expenses accrued for the period (net of reimbursements).

                c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                d = maximum offering price per share on the last day of the period (for Primary A and Primary B Shares, this is equivalent to net asset value per share).

         For the purpose of determining net investment income earned during the period (variable- "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the portfolio. Each Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations. The Municipal Bond Funds calculate interest gained on tax-exempt obligations issued without original issue discount and having a current market discount by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount, where the discount based on the current market value exceeds the then-remaining portion of original issue discount, the yield to maturity is the imputed rate based on the original issue discount calculation. Conversely, where the discount based on the current market value is less than the remaining portion of the original issue discount, the yield to maturity is based on the market value.

         Expenses accrued for the period (variable "b" in the formula) include recurring fees charged by Nations Funds to shareholder accounts in proportion to the length of the base period. Undeclared earned income will be subtracted from the maximum offering price per share (which for Primary A and Primary B Shares is net asset value per share) (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a distribution, but is reasonably expected to be and is declared as a distribution shortly thereafter. A Fund's maximum offering price per share for purposes of the formula includes the maximum sales charge, if any, imposed by the Fund, as reflected in the Fund's prospectus.

         The Funds may provide additional yield calculations in communications (other than advertisements) to the holders of Investor A, Investor C or Investor B Shares. These may be calculated based on the Investor A, Investor C or Investor B Shares' net asset values per share (rather than their maximum offering prices) on the last day of the period covered by the yield computations. That is, some communications provided to the holders of Investor A, Investor C or Investor B Shares may also include additional yield calculations prepared for the holders of Primary A or Primary B Shares. Such additional quotations, therefore, will not reflect the effect of the sales charges mentioned above.

         "Tax-equivalent" yield is computed by: (a) dividing the portion of the yield (calculated as above) that is exempt from federal income tax by (b) one, minus (i) a stated federal income tax rate and, (ii) a state income tax rate (if applicable) multiplied by one minus the Stated Federal income tax rate. The federal income tax rate used in calculating the "tax-equivalent" yield 38.6%. The following state income tax rates are used in calculating the "tax-equivalent" yields: California--9.3%; Florida--0%; Georgia--6%; Maryland--4.875%; North Carolina--7.75%; South Carolina--7%; Tennessee--6%; Texas--0%; and Virginia--5.75%.

         The tax brackets and the related yield calculations are based on the 2000 Federal and applicable state tax rates and assume a Federal tax benefit for the state and local taxes. Note the highest 2000 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 38.6% Federal tax rate applied to taxable income in excess of $283,150.

         Based on the fiscal year ended March 31, 2003, the 30-day yield and tax-equivalent yield of the various shares of the Funds were as follows:

FUND                                             30-DAY YIELD        TAX-EQUIVALENT YIELD
SHORT-TERM INCOME FUND
Primary A                                            2.27%                  3.49
Primary B                                            n/a                    n/a
Investor A                                           2.02%                  3.11%
Investor B                                           1.28%                  1.97%
Investor C                                           1.27%                  1.95%
SHORT-INTERMEDIATE GOVERNMENT FUND

FUND                                             30-DAY YIELD        TAX-EQUIVALENT YIELD
Primary A                                            2.29%                  3.52%
Primary B                                            1.79%                  2.75%
Investor A                                           2.04%                  3.14%
Investor B                                           1.28%                  1.97%
Investor C                                           1.29%                  1.98%
GOVERNMENT SECURITIES FUND
Primary A                                            2.55%                  3.92%
Primary B                                            n/a                    n/a
Investor A                                           2.30%                  3.54%
Investor B                                           1.55%                  2.38%
Investor C                                           1.55%                  2.38%
INTERMEDIATE BOND FUND
Primary A                                            3.06%                  4.71%
Investor A                                           2.81%                  4.32%
Investor B                                           2.09%                  3.22%
Investor C                                           1.88%                  2.89%
BOND FUND
Primary A                                            3.22%                  4.95%
Primary B                                            n/a                    n/a
Investor A                                           2.97%                  4.57%
Investor B                                           2.22%                  3.42%
Investor C                                           2.22%                  3.42%
STRATEGIC INCOME FUND
Primary A                                            4.24%                  6.52%
Primary B                                            n/a                    n/a
Investor A                                           4.00%                  6.15%
Investor B                                           3.24%                  4.98%
Investor C                                           3.24%                  4.98%
HIGH YIELD BOND FUND
Primary A                                            7.67%                 11.80%
Investor A                                           7.28%                 11.20%
Investor B                                           6.72%                 10.34%
Investor C                                           6.75%                 10.38%
SHORT-TERM MUNICIPAL INCOME FUND
Primary A                                            2.19%                  3.37%
Investor A                                           1.94%                  2.98%
Investor B                                           1.19%                  1.83%
Investor C                                           1.19%                  1.83%
INTERMEDIATE MUNICIPAL BOND FUND
Primary A                                            4.11%                  6.32%
Investor A                                           3.86%                  5.94%
Investor B                                           3.10%                  4.77%
Investor C                                           3.08%                  4.74%
MUNICIPAL INCOME FUND
Primary A                                            4.54%                  6.98%
Investor A                                           4.29%                  6.60%
Investor B                                           3.54%                  5.45%
Investor C                                           3.53%                  5.43%
CALIFORNIA BOND FUND
Primary A                                            4.56%                  7.73%
Investor A                                           4.31%                  7.31%
Investor B                                           3.55%                  6.02%
Investor C                                           3.58%                  6.07%
CALIFORNIA INTERMEDIATE BOND FUND
Primary A                                            3.49%                  5.92%
Investor A                                           3.23%                  5.48%
Investor B                                           2.49%                  4.22%
Investor C                                           2.47%                  4.19%
FLORIDA INTERMEDIATE BOND FUND
Primary A                                            4.00%                  6.15%
Investor A                                           3.75%                  5.77%
Investor B                                           3.00%                  4.62%
Investor C                                           2.99%                  4.60%
FLORIDA BOND FUND
Primary A                                            4.35%                  6.69%
Investor A                                           4.10%                  6.31%
Investor B                                           3.35%                  5.15%

FUND                                             30-DAY YIELD        TAX-EQUIVALENT YIELD
Investor C                                           3.36%                  5.17%
GEORGIA INTERMEDIATE BOND FUND
Primary A                                            4.30%                  7.04%
Investor A                                           4.04%                  6.61%
Investor B                                           3.35%                  5.48%
Investor C                                           3.30%                  5.40%
KANSAS INCOME FUND
Primary A                                            3.79%                  6.23%
Investor A                                           3.54%                  5.82%
Investor B                                           2.79%                  4.59%
Investor C                                           2.76%                  4.54%
MARYLAND INTERMEDIATE BOND FUND
Primary A                                            4.11%                  6.64%
Investor A                                           3.86%                  6.23%
Investor B                                           3.11%                  5.02%
Investor C                                           3.11%                  5.02%
NORTH CAROLINA INTERMEDIATE BOND FUND
Primary A                                            4.18%                  7.01%
Investor A                                           3.93%                  6.59%
Investor B                                           3.18%                  5.33%
Investor C                                           3.16%                  5.30%
SOUTH CAROLINA INTERMEDIATE BOND FUND
Primary A                                            4.44%                  7.34%
Investor A                                           4.20%                  6.95%
Investor B                                           3.45%                  5.71%
Investor C                                           3.43%                  5.67%
TENNESSEE INTERMEDIATE BOND FUND
Primary A                                            3.79%                  5.83%
Investor A                                           3.54%                  5.45%
Investor B                                           2.79%                  4.29%
Investor C                                           2.81%                  4.32%
TEXAS INTERMEDIATE BOND FUND
Primary A                                            4.21%                  6.48%
Investor A                                           3.96%                  6.09%
Investor B                                           3.21%                  4.94%
Investor C                                           3.21%                  4.94%
VIRGINIA INTERMEDIATE BOND FUND
Primary A                                            4.23%                  6.90%
Investor A                                           3.98%                  6.50%
Investor B                                           3.23%                  5.27%
Investor C                                           3.22%                  5.26%

         Total Return Calculations

         Total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in a Non-Money Market Fund. The Non-Money Market Funds' average annual and cumulative total return figures are computed in accordance with the standardized methods prescribed by the SEC. Average annual total return figures are computed by determining the average annual compounded rates of return over the periods indicated in the advertisement, sales literature or shareholders' report that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1 + T)(n) = ERV

Where:        P =  a hypothetical initial payment of $1,000

              T =  average annual total return

              n =  number of years

              ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period.

         This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts. All performance calculations for the period ended March 31, 1999, reflect the deduction of sales charges, if any, that would have been deducted from a sale of shares.

         Cumulative Return

         Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

         Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  CTR = (ERV-P) 100
                         -----
                   P

Where:      CTR  =  Cumulative total return

            ERV  =  ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

            P    =  initial payment of $1,000.

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.

         Average annual return for the Funds has been incorporated by reference from the Funds' Annual Reports, and may be advertised by the Funds.

         After-Tax Return Calculations

         As and to the extent required by the SEC, the Fund's average annual total returns (after taxes on distributions and redemption) ("T") is computed by using the redeemable value at the end of a specified period, after deducting taxes on Fund distributions and redemption of Fund shares ("ATV(DR)"), of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)(n)=ATV(DR).

         After tax returns for the Funds have been incorporated by reference from the Funds' prospectuses, and may be advertised by the Funds.

                   APPENDIX A--DESCRIPTION OF SECURITY RATINGS

         The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment-grade securities.

             AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

             AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

             A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

             BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

             BB, B - Bonds rated BB and B are regarded, on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

         To provide more detailed indications of credit quality, the AA, A and BBB, BB and B ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

         The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four denote investment-grade securities.

             Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

             A - Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

             Baa - Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

             B - Bond that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

         The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds, each of which denotes that the securities are investment-grade.

             AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

             AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

             A - Bonds that are rated A have protection factors which are average but adequate. However risk factors are more variable and greater in periods of economic stress.

             BBB - Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may modified by the addition of a plus or minus sign to show relative standing within these major categories.

         The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds, each of which denotes that the securities are investment-grade:

             AAA - Bonds considered to be investment-grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

             AA - Bonds considered to be investment-grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

             A - Bonds considered to be investment-grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

             BBB - Bonds considered to be investment-grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment-grade is higher than for bonds with higher ratings.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

         The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:

         MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

         The following summarizes the two highest ratings used by S&P for short-term municipal notes:

         SP-1 - Indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

         SP-2 - Indicates satisfactory capacity to pay principal and interest.

         The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment-grade, are D-1, D-2, and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1 indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment-grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         The following summarizes the two highest rating categories used by Fitch for short-term obligations each of which denotes that the securities are investment-grade:

         F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

         Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         For commercial paper, D&P uses the short-term debt ratings described above.

         For commercial paper, Fitch uses the short-term debt ratings described above.

         Thomson BankWatch, Inc. ("BankWatch") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

         BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment-grade ratings used by BankWatch for long-term debt:

             AAA - The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

             AA - The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

             A - The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

             BBB - The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

             Long-term debt ratings may include a plus (+) or minus (-) sign to indicate where within a category the issue is placed.

         The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

             TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

             TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

             TBW-3 The lowest investment-grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

             TBW-4         The lowest rating category; this rating is regarded
as non-investment-grade and therefore speculative.

         The following summarizes the four highest long-term debt ratings used by IBCA Limited and its affiliate, IBCA Inc. (collectively "IBCA"):

             AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

             AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

             A - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

             BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

         A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.

      The following summarizes the two highest short-term debt ratings used by
IBCA:

             A1 + When issues possess a particularly strong credit feature, a rating of A1+ is assigned.

             A1 - Obligations supported by the highest capacity for timely repayment.

             A2 - Obligations supported by a good capacity for timely repayment.

                              APPENDIX B--GLOSSARY

            Term Used in SAI                                         Definition
            ----------------                                         ----------
1933 Act.........................................   Securities Act of 1933, as amended
1934 Act.........................................   Securities Exchange Act of 1934, as amended
1940 Act.........................................   Investment Company Act of 1940, as amended
Administrator....................................   BACAP Distributors
Adviser..........................................   BACAP, Brandes, INVESCO, Marsico Capital, MacKay Shields and/or
                                                    Putnam, as the context may require
Advisory Agreements..............................   The respective Investment Advisory Agreement and Investment
                                                    Sub-Advisory Agreements for the Funds
AMEX.............................................   American Stock Exchange
Asset Allocation Fund............................   Nations Asset Allocation Fund
BA Advisors......................................   Banc of America Advisors, LLC
BACAP............................................   Banc of America Capital Management, LLC
BACAP Distributors...............................   BACAP Distributors, LLC
Bank of America..................................   Bank of America, N.A.
BNY..............................................   The Bank of New York
Board............................................   The Trust's Board of Trustees
Bond Fund........................................   Nations Bond Fund
Brandes..........................................   Brandes Investment Partners, LLC
California Bond Fund.............................   Nations California Municipal Bond Fund
California Intermediate Bond Fund................   Nations California Intermediate Municipal Bond Fund
California Tax-Exempt Reserves...................   Nations California Tax-Exempt Reserves
California Fund(s)...............................   One or more of California Bond Fund, California Intermediate
                                                    Bond Fund and California Tax-Exempt Reserves
Capital Growth Fund..............................   Nations Capital Growth Fund
Cash Reserves....................................   Nations Cash Reserves
CFTC.............................................   Commodity Futures Trading Commission
Code.............................................   Internal Revenue Code of 1986, as amended
Code(s) of Ethics................................   The codes of ethics adopted by the Board pursuant to Rule 17j-1 under the 1940 Act
CMOs.............................................   Collateralized mortgage obligations
Companies........................................   Two or more of NSAT, NMIT or the Trust, as the context may require
Company..........................................   Any one of NSAT, NMIT or the Trust, as the context may require
Convertible Securities Fund......................   Nations Convertible Securities Fund
Custodian........................................   The Bank of New York
Distributor......................................   BACAP Distributors
Distribution Plan(s).............................   One or more of the plans adopted by the Board pursuant to Rule
                                                    12b-1 under the 1940 Act for the distribution of the Funds'
                                                    shares
FDIC.............................................   Federal Deposit Insurance Corporation
FHLMC............................................   Federal Home Loan Mortgage Corporation
Florida Bond Fund................................   Nations Florida Municipal Bond Fund
Florida Fund(s)..................................   One or more of Florida Bond Fund and Florida Intermediate Bond
                                                    Fund
Florida Intermediate Bond Fund...................   Nations Florida Intermediate Municipal Bond Fund
FNMA.............................................   Federal National Mortgage Association
Fund.............................................   One of the open-end management investment companies (listed on the front cover of this SAI) that is a series of the Trust

Funds............................................   Two or more of the open-end management investment companies
                                                    (listed on the front cover of this SAI) that is a series of the
                                                    Trust

Georgia Intermediate Bond Fund...................   Nations Georgia Intermediate Municipal Bond Fund
Global Value Fund................................   Nations Global Value Fund
GNMA.............................................   Government National Mortgage Association
Government & Corporate Bond Fund(s)..............   One or more of those Funds shown under the heading "Government &
                                                    Corporate Bond Funds" on the front cover of the SAI
Government Reserves..............................   Nations Government Reserves
Government Securities Fund.......................   Nations Government Securities Fund
High Yield Bond Fund.............................   Nations High Yield Bond Fund
Index Fund(s)....................................   One or more of those Funds shown under the heading "Index Funds"
                                                    on the front cover of the SAI
Intermediate Bond Fund...........................   Nations Intermediate Bond Fund
Intermediate Municipal Bond Fund.................   Nations Intermediate Municipal Bond Fund
International Equity Fund........................   Nations International Equity Fund
International/Global Stock Fund(s)...............   One or more of those Funds shown under the heading
                                                    "International/Global Stock Funds" on the front cover of the SAI
International Value Fund.........................   Nations International Value Fund
INVESCO..........................................   INVESCO Global Asset Management (N.A.), Inc.
Investment Advisory Agreements...................   The investment advisory agreements with between the Trust, on behalf of its Funds, and BACAP
Investment Sub-Advisory Agreements...............   The investment sub-advisory agreements with between the Trust, on behalf of each of its respective Funds, Brandes, INVESCO,
                                                    MacKay Shields, Marsico Capital or Putnam, as the case may be
IRS..............................................   United States Internal Revenue Service
Kansas Income Fund...............................   Nations Kansas Municipal Income Fund
LargeCap Index Fund..............................   Nations LargeCap Index Fund
LIBOR............................................   London Interbank Offered Rate
LifeGoal Portfolio(s)............................   One or more of those Funds shown under the heading "LifeGoal
                                                    Portfolios" on the front cover of the SAI
MacKay Shields...................................   MacKay Shields LLC
Marsico 21st Century Fund........................   Nations Marsico 21st Century Fund
Marsico Capital..................................   Marsico Capital Management, LLC
Marsico Focused Equities Fund....................   Nations Marsico Focused Equities Fund
Marsico Growth Fund..............................   Nations Marsico Growth Fund
Marsico International Opportunities Fund.........   Nations Marsico International Opportunities Fund
Maryland Intermediate Bond Fund..................   Nations Maryland Intermediate Municipal Bond Fund
MidCap Growth Fund...............................   Nations MidCap Growth Fund
MidCap Index Fund................................   Nations MidCap Index Fund
MidCap Value Fund................................   Nations MidCap Value Fund
Money Market Fund(s).............................   One or more of those Funds shown under the heading "Money Market
                                                    Funds" on the front cover of the SAI
Money Market Reserves............................   Nations Money Market Reserves
Moody's..........................................   Moody's Investors Service, Inc.
Municipal Bond Fund(s)...........................   One or more of those Funds shown under the heading "Municipal
                                                    Bond Funds" on the front cover of the SAI
Municipal Income Fund............................   Nations Municipal Income Fund
Municipal Reserves...............................   Nations Municipal Reserves
NSAT.............................................   Nations Separate Account Trust
Nations Funds or Nations Funds Family............   The fund complex that is comprised of the Companies, along with
                                                    NSAT and NMIT.
New York Tax-Exempt Reserves.....................   Nations New York Tax-Exempt Reserves
NMIT.............................................   Nations Master Investment Trust, a registered investment company in the Nations Funds Family
Non-Money Market Fund(s).........................   One or more of the mutual funds of the Trust, other than the
                                                    Money Market Funds

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

North Carolina Intermediate Bond Fund............   Nations North Carolina Intermediate Municipal Bond Fund
NYSE.............................................   New York Stock Exchange
NRSRO............................................   Nationally recognized statistical ratings organization (such as
                                                    Moody's or S&P)
NSAT.............................................   Nations Separate Account Trust, a registered investment company in the Nations Funds Family
PFPC.............................................   PFPC Inc.
Putnam...........................................   Putnam Investment Management, LLC
REIT.............................................   Real estate investment trust
S&P..............................................   Standard & Poor's Corporation
SAI..............................................   This Statement of Additional Information
SEC..............................................   United States Securities and Exchange Commission.
Selling Agent....................................   Banks, broker/dealers or other financial institutions that have entered into a sales support agreement with the Distributor
Servicing Agent..................................   Banks, broker/dealers or other financial institutions that have entered into a shareholder servicing agreement with the
                                                    Distributor
Short-Intermediate Government Fund...............   Nations Short-Intermediate Government Fund
Short-Term Income Fund...........................   Nations Short-Term Income Fund
Short-Term Municipal Income Fund.................   Nations Short-Term Municipal Income Fund
Small Company Fund...............................   Nations Small Company Fund
SmallCap Index Fund..............................   Nations SmallCap Index Fund
SmallCap Value Fund..............................   Nations SmallCap Value Fund
SMBS.............................................   Stripped mortgage-backed securities
South Carolina Intermediate Bond Fund............   Nations South Carolina Intermediate Municipal Bond Fund
State Municipal Bond Fund(s).....................   One or more of the California Bond Fund, California Intermediate
                                                    Bond Fund, Florida Bond Fund, Florida Intermediate
                                                    Bond Fund, Georgia Intermediate Bond Fund,
                                                    Kansas Income Fund, Maryland Intermediate Bond Fund,
                                                    North Carolina Intermediate Bond Fund, South Carolina
                                                    Intermediate Bond Fund, Tennessee Intermediate Bond
                                                    Fund, Texas Intermediate Bond Fund and Virginia
                                                    Intermediate Bond Fund
Stephens.........................................   Stephens Inc.
Stock Funds......................................   One or more of those Funds shown under the heading "Stock Funds"
                                                    on the front cover of the SAI
Strategic Growth Fund............................   Nations Strategic Growth Fund
Strategic Income Fund............................   Nations Strategic Income Fund
Sub-Administrator................................   BNY
Sub-Transfer Agent...............................   Bank of America (for the Funds' Primary, Capital Class and Trust
                                                    Class Shares)
Tax-Exempt Reserves..............................   Nations Tax-Exempt Reserves
Tax-Exempt Fund(s)...............................   One or more of Municipal Reserves, California Tax-Exempt
                                                    Reserves, Tax-Exempt Reserves and the Municipal Bond Funds
Tennessee Intermediate Bond Fund.................   Nations Tennessee Intermediate Municipal Bond Fund
Texas Intermediate Bond Fund.....................   Nations Texas Intermediate Municipal Bond Fund
Transfer Agent...................................   PFPC
Transfer Agency Agreement........................   The transfer agency agreement between the Trust, on behalf of its respective Funds, and PFPC
Treasury Reserves................................   Nations Treasury Reserves
The Trust........................................   Nations Funds Trust, the registered investment company in the
                                                    Nations Funds Family to which this SAI relates
U.S. Government Bond Fund........................   Nations U.S. Government Bond Fund
Value Fund.......................................   Nations Value Fund
Virginia Intermediate Bond Fund..................   Nations Virginia Intermediate Municipal Bond Fund

                   APPENDIX C--DESCRIPTION OF STATE CONDITIONS

         CALIFORNIA

         The following information relates specifically to California Reserves and the California Bond Fund. This summary does not purport to be a comprehensive description of all relevant facts. Although we have no reason to believe that the information summarized herein is not correct in all material respects, this information has not been independently verified for accuracy or thoroughness by us. Rather, this information has been culled from official statements and prospectuses issued in connection with various securities offerings of the State of California and local agencies in California, available as of the date of this Statement of Additional Information. Further, these estimates and projections should not be construed as statements of fact. They are based upon assumptions which may be affected by numerous factors and there can be no assurance that target levels will be achieved.

         General Economic Factors

         The economy of the State of California is the largest among the 50 States and is one of the largest in the world, having components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. Following a deep recession from mid-1990 through late 1993, California's economy, mirroring that of the nation, experienced an unprecedented economic boom due in large part to growth in the high-technology sector. The economy surged from 1995 through 2000, bringing record revenues to the State's General Fund. During the second half of the 1990's, the General Fund took in combined tax revenues that exceeded initial annual revenue projections. These additional funds were largely directed to school spending as mandated by Proposition 98 (described below), and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. In 1998-99 through 2000-01, new spending programs were also enacted, particularly for education, new capital outlay projects were funded from current receipts, and significant tax reductions were enacted.

         In early 2001, however, California's economy went into a recession, losing approximately 275,000 jobs between January, 2001 and January, 2002. A decline in revenues from the personal income tax on capital gains and stock options, brought on by the weak performance of the stock market through 2002 and exacerbated by the tragic events of September 11, 2001 have directly impacted the State's economy. The impact has been particularly felt in the high technology sector centered in the Bay Area/Silicon Valley, in the construction sector, in exports and in tourism and related industries. Fuel and other energy prices have also risen sharply, affecting State and local government economies. California's fiscal year begins on July 1 and ends on June 30 of each year, and must be passed by the vote of 2/3 of both houses of the State Legislature. On January 10, 2003, the Governor released his proposed budget for 2003-04 (the "2003 Governor's Budget"), which projected revenues of $61.7 billion and a budget shortfall of $34.6 billion. As of July 1, 2003, the expected shortfall for 2003-04 as announced by the office of the Governor had increased to $38.1 billion. The bulk of the reduced revenue is directly attributable to an approximately $13 billion drop in personal income taxes from stock option and capital gains activity. The change in the State's fiscal condition also reflects a more than $6 billion drop in revenues as compared to revenue projections in the 2002 Governor's Budget. The Department of Finance estimates that as of June 30, 2002, taking into account the approximately $6.3 billion loan from the Special Fund for Economic Uncertainties ("SFEU") to the Department of Water Resources, the State's General Fund had an actual deficit of $2.1 billion. As of July 17, 2003, the State Legislature has not adopted a budget for fiscal year 2003-04 and the finances of the State remain in flux. At the present time, no assurances can be made as to actual amounts available to the State of California from the General Fund or other sources.

         State Finances.

         The monies of California are segregated into the General Fund and approximately 900 Special Funds. The General Fund consists of the revenues received by the State's Treasury and not required by law to be credited to any other fund, as well as earnings from State moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most major revenue sources of the State. The General Fund may be expended as the result of appropriation measures by the California Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

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         The SFEU is funded by General Fund revenues and was established to protect California from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State's Controller to meet cash needs of the General Fund. The Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. Any appropriation made from the SFEU is deemed an appropriation from the General Fund, for budgeting and accounting purposes. For year-end reporting purposes, the Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total moneys then available for General Fund purposes.

         Fiscal Year 2002-03 Budget.

         Background.

         The 2002-03 Governor's Budget (the "2002 Governor's Budget") projected a fall-off in General Fund Revenues due to the national economic recession combined with the decline in the stock market which began in mid-2000. Personal Income Tax receipts, which include stock option and capital gains realizations, were particularly affected by the slowing economy and market decline. As a result, the projected combined budget gap for 2001-02 and 2002-03, presented in the 2002 Governor's Budget, was approximately $12.5 billion. However, the May revision to the 2002 Governor's Budget projected further deterioration in revenues of $9.5 billion and additional expenditures of $1.6 billion. The result was a combined budget gap in 2001-02 and 2002-03 of $23.6 billion.

         2002 Budget Act.

         On September 5, 2002, the Governor signed the 2002 Budget Act. The Budget Act initially projected total General Fund revenues and transfers of $79.2 billion and expenditures of $76.7 billion in 2002-03. The 2002 Budget Act also included Special Fund expenditures of $19.3 billion with expected Special Fund revenues of $14.7 billion, and $2.8 billion of Bond Fund expenditures. The 2002 Budget Act assumed a General Fund budget reserve (as a balance in the SFEU as of June 30, 2003) of approximately $1 billion. The revenue estimates have proven to be substantially overstated due in large part to the failure of the economy to recover as anticipated. Based upon revised estimates in the 2003 Governor's Budget, the General Fund's revenues and transfers in 2002-03 totaled approximately $73.1 billion, expenditures totaled approximately $75.5 billion and the estimated SFEU deficit as of June 30, 2003 was $5.9 billion.

         Subsequent Developments.

         In mid-2002, the Governor notified all State agencies to prepare all 2003-04 budget proposals for a cut in state funding of at least 20%. On November 21, 2002, the Governor further directed State agencies to take immediate action to reduce any non-critical or non-essential activities. Within a few months following the adoption of the 2002 Budget Act, it became clear that anticipated economic recovery was not going to occur and that the economy was remaining stagnant. It became apparent, therefore, that revenue projections for the 2002-03 fiscal year were significantly overstated. In November, 2002, the Legislative Assistant issued a report (the "LAO Report") indicating that, absent corrective actions, the General Fund would have a budget deficit of approximately $6.1 billion by the end of fiscal year 2002-03 (as compared to the $1 billion reserve balance predicted in the 2002 Budget Act) and a cumulative budget deficit of over $21 billion by the end of the 2003-04 fiscal year. Following the LAO Report, the Governor announced a projected substantial budget gap in 2002-03 and 2003-04, and on December 9, 2002, a special session of the State Legislature was called to consider mid-year spending cuts. On December 6, 2002, the Governor released proposals for immediate action to reduce the budget gap by approximately $10.2 billion ("Mid-Year Proposal"). The Mid-Year Proposal contained approximately $8.7 billion in spending reductions, $725 million of transfers and loans, and $816 million of funding shifts, primarily to bond funds.

         Proposed Fiscal Year 2003-04 Budget.

         The 2003 Governor's Budget, released on January 10, 2003, projected a significant downward revision in State revenues as a result of the unexpected sluggish economic recovery. The decline was mainly due to weak personal income tax revenues, which dropped by nearly 26% in 2001-02 and 2002-03. The latest release from the office of the Governor, as of July 1, 2003, projects a combined budget shortfall for 2002-03 and 2003-04 of $38.1 billion.

         The 2003 Governor's Budget projected revenues for the three largest tax sources to be about $61.7 billion in 2002-03, more than $6 billion lower than projected in the 2002 Budget Act. Most of the decline is attributable to decreased personal income tax revenues, which are particularly impacted by the stock market's decline. The 2003

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Governor's Budget projected total revenues and transfers of $73.1 billion and
$69.2 billion in 2002-03 and 2003-04, respectively. The estimate for 2002-03 included approximately $2.8 billion of transfers and loans. In the 2003 May Revision, released on May 14, 2003 (the "2003 May Revision"), the State proposed to take a number of major actions to close the $38.1 billion budget shortfall for the 2002-03 and 2003-04 fiscal years combined. These actions included certain expenditure reductions in the areas of education and health and human services, the realignment of various government funded programs related to mental health, substance abuse, children and long-term care, shifting of State funds and the issuance of additional debt. In addition, the Legislature is currently considering a variety of other proposals to help decrease the budget gap, including an increase in personal income tax, sales tax and the vehicle license fee. Many of these proposals are controversial and there can be no assurance that any of the proposals will actually be enacted by the Legislature. Final action on budget adjustments for 2002-03 and enactment of the 2003 Budget Act will occur following negotiations between the Legislature and the Governor. As of July 10, 2003, the State has not yet settled the adjustments for fiscal year 2002-03 nor adopted a budget for fiscal year 2003-04. We cannot predict when a budget will be reached as the political parties in the State Legislature have taken intransigent positions, further complicated by a potential recall election of the Governor. The failure of the State to adopt a budget could have far reaching consequences on all State-funded programs and services, particularly in light of the recent decision in Howard Jarvis Taxpayers Association v. Kathleen Connell (see Changes in California Constitutional and Other Laws, below), which limits the ability of the State to pay its workers more than minimum wage in the absence of a budget.

         Future Budgets.

         We cannot predict what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

         State Indebtedness.

         The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies.

         Capital Facilities Financing.

         General Obligation Bonds and Commercial Paper Program. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

         As of January 1, 2003, the State had outstanding $25.7 billion aggregate principal amount of long-term general obligation bonds and unused voter authorizations for the future issuance of $29.2 billion of long-term general obligation bonds, including up to $16.1 billion of commercial paper notes (and as of that date $472.5 million aggregate principal amount of general obligation commercial paper notes was outstanding).

         Lease-Purchase Debt.

         In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-purchase bonds. The State had $6.7 billion General Fund-supported lease-purchase debt outstanding at January 1, 2003. The State Public Works Board, which is authorized to sell lease revenue bonds, had $4.1 billion authorized and unissued as of January 1, 2003. In addition, certain joint powers authorities were authorized to issue approximately $81 million of revenue bonds to be secured by State leases.

         Non-Recourse Debt.

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

         Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. There are 17 agencies and authorities authorized to issue revenue obligations (excluding lease-purchase debt). State agencies and authorities had $30.5 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of June 30, 2002.

         Cash Flow Borrowings.

         As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State issued $5.7 billion of 2001-02 Revenue Anticipation Notes (the "2001 RANs") on October 4, 2001 that matured on June 28, 2002. To provide additional cash resources necessary to pay the State's obligations at the end of June 2002 and into the first few months of the 2002-03 fiscal year, the State issued $7.5 billion of Revenue Anticipation Warrants ("2002 RAWs"). The 2002 RAWs were repaid in October and November 2002. The State issued a total of $12.5 billion of 2002-03 RANs ("2002 RANs") in October 2002 and November 2002 to partially fund its cash flow needs in the 2002-03 fiscal year, including repayment of the 2002 RAWs issued in June 2002.

         The cash flow estimates for the 2002-03 fiscal year reflect the receipt of $6.6 billion from the sale of Department of Water Resources ("CDWR") power revenue bonds in November 2002 and $2.5 billion from the sale of tobacco litigation settlement payments in January 2003. The cash flow estimates project the receipt of $2.0 billion from a second sale of tobacco litigation settlement payments currently scheduled for April 2003. If the General Fund is projected to have insufficient resources to pay the 2002 RANs, the Controller is authorized to issue additional RAWs. It may also be necessary to issue additional RAWs to repay obligations in the first part of the 2003-04 fiscal year (as was the case in 2002). On February 6, 2003, the State Controller announced that it was likely the State would have to issue between $2 billion and $8 billion of RAWs before the end of June 2003, but to date, no new RAWs have been issued.

         Constitutional, Legislative and Other Factors.

         In 1978, California voters approved an amendment to the California Constitution known as "Proposition 13," which added Article XIIIA to the California Constitution. Article XIIIA limits ad valorem taxes on real property and restricts the ability of taxing authorities to increase real property taxes. However, legislation passed subsequent to Proposition 13 provided for the redistribution of California's General Fund surplus to local agencies, the reallocation of revenues to local agencies and the assumption of certain local obligations by the State so as to assist California municipal issuers to raise revenue to pay their bond obligations. It is unknown whether additional revenue redistribution legislation will be enacted in the future and whether, if enacted, such legislation will provide sufficient revenue for such California issuers to pay their obligations. California is also subject to another Constitutional Amendment, Article XIIIB, which may have an adverse impact on California State and municipal issuers. Article XIIIB restricts the State from spending certain appropriations in excess of an appropriation's limit imposed for each State and local government entity. If revenues exceed such appropriation's limit, such revenues must be returned either as revisions in the tax rates or fee schedules.

         In 1988, California voters approved "Proposition 98," which amended
Article XIIIB and Article XVI of the State's Constitution. Proposition 98 (as modified by "Proposition 111," which was enacted in 1990), changed State funding of public education below the university level and the operation of the State's appropriations limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. In 1986, California voters approved "Proposition 62," which provided in part that any tax for general governmental purposes imposed by a local government be approved by a two-thirds vote of the governmental entity's legislative body and by a majority of its electorate and that any special tax imposed by a local government be approved by a two-thirds vote of the electorate. In September 1995, the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by nonchartered cities in California without voter approval.

         In 1996, California voters approved "Proposition 218," which added Articles XIIIC and XIIID to the State's Constitution generally requiring voter approval of most tax or fee increases by local governments and

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

curtailing local government use of benefit assessments to fund certain property-related services to finance infrastructure. Proposition 218 also limits the use of special assessments or "property-related" fees to services or infrastructure that confer a "special benefit" to specific property; police, fire and other services are now deemed to benefit the public at large and, therefore, could not be funded by special assessments. Finally, the amendments enable the voters to use their initiative power to repeal previously-authorized taxes, assessments, fees and charges. The interpretation and application of Proposition 218 will ultimately be determined by the courts. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been, and others may be, reduced. It remains to be seen, as such, what impact these Articles will have on existing and future California security obligations.

         Beginning January 1, 1999, the State implemented a Vehicle License Fee (a personal property tax on the value of automobiles, the "VLF") offset program, lowering the VLF in successive stages if General Fund revenues met certain targets. Following a number of percentage adjustments, the offset was permanently increased to 67.5 percent beginning July 1, 2002. These offset levels are expected to reduce VLF revenues by $3.726 billion in 2002-03 and $3.913 billion in 2003-04. The amount will be adjusted thereafter as vehicle sales activity changes.

         In Howard Jarvis Taxpayers Association v. Kathleen Connell, plaintiff tax payer association challenged the authority of the State Controller to make payments from the State Treasury in the absence of a State budget. In particular, the suit questioned the Controller's authority to make payments pursuant to a continuing appropriation, prior to the passage of the current fiscal year budget. In a surprise ruling, the California Supreme Court overturned the decision of the appellate court which had upheld the authority of the Controller to make continuing payments, effectively limiting the ability of the State to pay its workers more than minimum wage in the absence of a current budget.

         On June 25, 2003, the Federal Energy Regulatory Commission ("FERC") denied the State's request to modify or cancel more than $12 billion in long-term energy contracts signed at the height of the 2000-01 energy crisis. The State had alleged that energy companies artificially drove up the cost of power during the crisis and unfairly profited from prices inflated by widespread market manipulation. The State plans to challenge the FERC decision in federal court.

         Other Considerations.

         Certain debt obligations held by the Funds may be obligations payable solely from lease payments on real or personal property leased to the State, cities, counties or their various public entities. California law provides that a lessor may not be required to make payments during any period that it is denied use and occupancy of the property in proportion to such loss. Moreover, the lessor only agrees to appropriate funding for lease payments in its annual budget for each fiscal year. In case of a default under the lease, the only remedy available against the lessor is that of reletting the property; no acceleration of lease payments is permitted. Each of these factors presents a risk that the lease financing obligations held by a Fund would not be paid in a timely manner.

         Certain debt obligations held by the Funds may be obligations payable solely from the revenues of health care institutions. The method of reimbursement for indigent care, California's selective contracting with health care providers for such care and selective contracting by health insurers for care of its beneficiaries now in effect under California and federal law may adversely affect these revenues and, consequently, payment on those debt obligations.

         Recent Developments Regarding Energy.

         In 1997, the State implemented an energy deregulation program which attempted to create a competitive wholesale market for electric energy in California. Among other changes made at the retail level, the deregulation plan froze retail rates for electricity at a level and for a period considered at the time to allow the three investor-owned utilities ("IOUs") an opportunity to recover costs of deregulation. Beginning in mid-2000, due to a variety of factors, the IOUs' power purchase costs exceeded the frozen retail rates and after several months of contracting power supplies at short-term and spot market prices, the two major IOUs exhausted their cash reserves and could no longer purchase electricity in the spot market. In January, 2001, the Governor directed the California Department of Water Resources ("CDWR") to enter into contracts and make arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the "Power Supply Program").

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

         As part of the Power Supply Program, in mid-2001, in order to avoid paying short-term and spot-market prices in excess of $300 per megawatt hour
(MWh), the State entered into 57 long-term contracts with approximately 22 energy providers estimated to be worth an aggregate $43 billion. The State agreed to a number of contracts with terms of up to 20 years and negotiated power prices at significantly less than the then prevailing spot market prices. However, power prices have subsequently generally fallen to less than half the contracted amount and the State has been in negotiations with various power suppliers seeking a reduction in the agreed upon contract prices. In 2002, the State challenged the validity of certain of the long-term energy contracts, claiming market manipulation by certain energy companies. On June 25, 2003, FERC denied the State's request to modify or cancel certain long-term energy contracts (see Changes in California Constitution and Other Laws above). In addition, the State is currently involved in a number of court proceedings stemming from its handling of the energy crisis.

         CDWR's power purchases were initially funded primarily by unsecured, interest-bearing loans from the State's General Fund ("State Loans"). In order to repay the State Loans and other loans, in late 2002, CDWR issued approximately $11.25 billion in revenue bonds in several series. In the fall of 2002, the State used the net proceeds of the revenue bonds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and a State Loan in the amount of $6.1 billion plus accrued interest of approximately $500 million. The primary source of money to pay debt service on the CDWR revenue bonds will be revenues derived from customers of the IOUs resulting from charges set by the California Public Utilities Commission.

         The CDWR revenue bonds are not a debt or liability of the State or directly or indirectly or contingently obligate the State to levy or to pledge any form of taxation whatever therefor or to make any appropriation for their payment.

         Since the rolling blackouts experienced in 2001, the State has implemented various programs for energy conservation, load management and improved energy efficiency in government, businesses and homes. Approval for construction of new power generating facilities, especially smaller and "peaking" power facilities, has been accelerated. A number of new larger power plants are under construction and in permitting phase, and are expected to come on line in 2003-04. In addition, the State is seeking longer term power supply contracts at lower costs. The combination of these elements is expected to lower wholesale electricity costs in the future and promote the financial recovery of the IOUs.

         Natural gas prices in California are not regulated and therefore may fluctuate. One of the State's IOUs also supplies natural gas, and its credit difficulties and bankruptcy filing have impaired its ability to obtain supplies. Significant interruption in natural gas supplies could adversely affect the economy, including generation of electricity, much of which is fueled by natural gas.

         There can be no assurance that there will not be continued and future disruptions in energy supplies or related developments that could adversely affect the State's and local governments' economies, and that could in turn affect State and local revenues.

         Seismic Activity.

         Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any California municipal obligation in the fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or
(iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

         Water Supply and Flooding.

         Due to aspects of its geography, climate and continually growing population, California is subject to certain risks with regard to its water resources. Throughout the late 1980's and early 1990's California experienced a prolonged drought that strained the State's water supply system. Some urban areas resorted to mandatory rationing, farmers in several agricultural areas chose to leave part of their acreage fallow, and ecosystems in some regions

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endured harsh impacts. On the opposite end of the spectrum, during the winter season of 1997-1998 California endured double its normal amount of rainfall and about $550 million in flood and storm damage Statewide. As with the potential risks associated with seismic activity, any California municipal obligation in the fund could be affected by an interruption of revenues because of damaged facilities or income tax deductions for casualty losses or property tax assessment reductions.

         Bond Ratings.

         Three major credit rating agencies, Moody's, S&P and Fitch, assign ratings to California long-term general obligation bonds. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.

         As of February 10, 2003, the State's general obligation bonds were rated A2 by Moody's, A by Standard & Poor's, and A by Fitch Ratings. On February 10, 2003, Moody's lowered its rating from A1 to A2 to reflect the magnitude of the imbalance between the State's revenues and expenditures, and the expectation that the State will be unable to sufficiently address the imbalance in the upcoming fiscal year. Citing the sharply higher General Fund deficit for fiscal years 2002-03 and anticipated deficit for 2003-04, in December 2002, Standard & Poor's lowered its rating from A+ to A. Similarly, Fitch Ratings lowered its rating from AA to A, citing continuing financial pressures on the State since 2001. While it is not presently possible to determine whether, or the extent to which, Moody's, S&P or Fitch Ratings will change such ratings in the future, there may be further downgrades in the State's ratings if the current legislative deadlock continues and the State fails to approve a budget.

         FLORIDA

         In recent years Florida voters have passed a number of constitutional amendments mandating State spending. Voters passed the High Speed Rail Act in 1999 requiring the State Legislature to fund construction of a high speed rail train from Tampa to Miami. The estimated cost of this project ranges from $10 to $20 billion. Funding needs for the high speed rail are expected to reach $1 billion per year.

         In calendar year 2002 voters passed the Class Size Amendment. This amendment requires the student/teacher ratio to be reduced sharply over the next decade. Requirements will include adding many new teachers and adding additional classrooms. The annual salary additions and capital cost of new facilities is forecast to reach $3 billion per year by 2010. The legislature appropriated $1 billion during the fiscal year ending June 30, 2004 for these purposes.

         Associated with the classroom size amendment is a second amendment which also passed in calendar year 2002, mandating pre-school education for 4 year olds throughout the State of Florida (the "State"). Facilities and training provisions for additional teachers is estimated to cost the State $1 billion per year.

         Finally, this session the legislature adopted Article V which relates to the judicial branch and Revision 7; the constitutional element adopted by the State's voters in 1998. Revision 7 is intended to shift certain costs of the State court system so that the financial responsibilities of the State and counties would be evened out. Costs to the State to fund the court system are estimated to reach $500 million per year.

         Total costs of these amendments and actions to Florida's state budget are estimated to reach $6 billion per year over the long-term. The State is unable to fund these mandates by cutting costs or services elsewhere. The Governor has begun efforts to place voter repeal referenda on the 2003 ballot. If these efforts fail, the State will be forced to raise additional revenues or face severe budget shortfalls. A one penny increase in the State sales tax is a likely solution to fund these additional needs and avoid severe State budget shortfalls.

         These new mandates suggest there will be considerable additional spending over the next decade at the school board level in local counties. State bonding needs for the high speed rail can also be expected to rise. This will expand volume of government bond issuance annually in Florida over the coming decade on the order of $3 billion to $6 billion per year, over current levels.

         Florida is the fourth most populous state with an estimated 2002 population of 16,713,149. By the year 2007, population will likely exceed 17.9 million. Population growth has historically been driven by retirement migration with local economies weighted heavily in tourism and agriculture. Over the past twenty years, retirement,

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

agriculture and tourism have been complemented by high technology jobs, service sector jobs and international trade. In the meantime, the three traditional industries have taken on global character. Trade and tourism, for example, have become international and this has fueled foreign retirement migration.

         The health of the national economy plays an important role in Florida's fiscal soundness and economic development. Since 1990, population has grown in Florida, by over 28%. Local growth is supported by strength in other regions of the country which become source feeder markets for population growth in Florida.

         The emergence of Florida as the fourth most populous state in the United States has placed significant pressure on state and local government to provide infrastructure and municipal and urban services. During the 1980's, growth was so rapid that a significant backlog of need emerged which today, is still being filled. Across the state, construction of new highway systems, airport expansions, local school and university systems, hospitals and jails are being put in place. Much of this growth is being funded by bonded revenues secured by the expanding real property tax base. As of 2002, real property values exceeded $1.1 trillion, a 12.43% increase over 2001. Residential property values accounted for over $588 billion in value. In addition to the rapid population growth and resulting increases in improved residential properties, commercial and industrial valuations have also grown consistently. There is now over $163 billion in improved real property value in commercial and industrial properties in Florida.

         One reason commercial and industrial values have increased is the strategic nature of the industries that have located and grown in the State. The Florida industrial base is concentrated in high technology industries such as electronics, medical equipment, laser optics, computer simulation and space travel. As a result, while defense contract spending has declined nationally by over 25 percent, in real terms, from 1985 to 2000, Florida's value of defense contracts remains strong at $6.7 billion in 2001, ranking fourth among states in dollar volume awards.

         With increasing demands for services and comparatively low taxes, Florida has experienced a rapid growth in the volume of bond debt. However, because of rapid population growth, Florida's per capita state debt of $1,136 remains well below the national average of $2,025, as of 2002.

         The Growth Management Act of 1985 and the concurrency rules promulgated have affected Florida's economic growth and development in some regions of the State and could continue to impact the economy in the future. Concurrency means the services and infrastructure needed by new development must be in place on or before such new development is operational. In addition, the location of new development will be more carefully scrutinized with the respect to environmental sensitivity and natural resource limitations. Growth management legislation affects all areas of the State with varying degrees of impact depending on the specific local conditions such as, existing infrastructure capacity, local environmental constraints, and limitations on natural resources such as potable water and habitat preservation. Having now experienced eighteen years subject to growth management rules, it appears that the Growth Management Act of 1985 has, on balance, been beneficial. Growth management has helped improve quality of life, ease infrastructure shortfalls and focused the State agenda on preserving quality of life through growth management regulation and other funded environmental land preservation programs. Under the current state administration, a trend is developing where local development and growth management issues are being turned back to the county level. This may increase partnership at the local level as well as an increase in the number of special interest groups at the county level. It is anticipated that within the next year to two years, concurrency requirements will be updated. The update will likely include provisions for capital funding of new public schools, needed as a result of new growth and development. Special attention is also being paid to a more rigorous method of determining and accounting for the costs of growth. This effort being spearheaded at both State and local levels is designed to assure proper capital funding for new growth and development at the local level.

         Within Florida, regional economies perform differently according to their urban or rural qualities and level of economic diversification. The spectrum of regional economies spans dense urban centers such as Miami and Tampa to rural agricultural regions of citrus, cattle ranching and sugar cane production.

         Southeast Florida includes Miami, Fort Lauderdale, West Palm Beach, and the Florida Keys. This area is highly urban and economically diverse. Tourism, retirement, high technology computer manufacturing, medical industries, international trade, winter vegetable crops and sugar cane production are the prominent features of this area. Hurricane Andrew struck South Dade County in Fall, 1992. Some 80,000 homes were destroyed along with local businesses and Homestead Air Force Base. Since the hurricane, approximately 80 to 90 percent of the homes have been restored. The restoration and rebuilding process is now essentially complete. Over the long term, the effects of the hurricane may speed the suburbanization of South Florida. However, in the interim, extensive

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reinvestment and redevelopment is still needed. Other factors helping to diminish agriculture locally include environmental preservations in sugarcane lands, the effect of foreign competition due to NAFTA on sugar prices, local winter fruit and vegetable prices and citrus canker which has destroyed most of the lime groves in the region. Federal government price support programs for sugar cane growers can be expected to continue. In 2002, Florida led the nation in new housing units authorized with more than 185,000 units permitted. The demand for new single and multifamily homes will remain robust while home mortgage interest rates remain at historic low levels. Across the State, new construction and renovations to existing structures is fueling the construction industry. Redevelopment of the Orlando Naval Training Center and the construction of Florida Gulf Coast University in Ft. Myers are worthy examples of new infrastructure meeting the demands of increasing population.

         In Broward and Palm Beach Counties, in particular, growth management's concurrency requirements have played a significant role in limiting economic expansion as compared with other regions of the State because of the lack of infrastructure capacity. Community consensus based long range planning efforts recently have been undertaken in northern Palm Beach County. However, the high capital cost of major infrastructure improvements remain an impediment to development in far western Palm Beach County. Recent property sales from the MacArthur Foundation land holdings in northern Palm Beach County have prompted new upscale development there.

         Southwest Florida has emerged as a strong growth market. Traditionally, very retirement oriented, the region's economy has begun to diversify through increased employment opportunities and migration southward of citrus production. Increased employment opportunity has occurred due to the overall size of the market and improvements in infrastructure capacity. The improvement in transportation access also has helped tourism and as a result indirectly buoyed population growth rates by providing exposure and increased awareness of the region as a retirement destination among visitors. The State of Florida has opened Florida Gulf Coast University in Lee County, near the Fort Myers airport. This is the State's 10th university in the public university higher education system. Florida Gulf Coast University will accommodate 10,000 students within a decade and provide opportunities for synergy between industry and education.

         Central Florida is a premier world class resort/vacation destination. The presence of Disney World, Universal Studios and other tourist oriented recreational parks drives the central Florida economy. While the total size of the market has grown rapidly, the economy is dependent on tourism and population growth. Sharp but temporary declines in tourism, travel and hotel occupancy were noted in the Orlando market in the period immediately following the attacks of September 11. Through the first half of 2002 however a recovery was made erasing much of the year over year losses. Still, the reduction of business travel and shrinkage in the airline fleet has translated to tourism and travel declines of at least ten percent (10%) during 2002. Orlando's travel market saw improvement in tourism levels during 2003 however room rates have declined and average length of stay has declined leading to an overall reduction in tourist revenues to the local economy during 2003. Two additional local industry concentrations, the laser/optical research node and motion picture industries are helping to diversify the local economy. Universal Studios has begun to expand its motion picture and theme park facilities. Disney World has opened its fourth theme park, "Animal Kingdom," covering 500 acres. Disney's Celebration community of residential and commercial activity is among the fastest absorbing residential community in Central Florida. Projected strong growth in tourism and large land areas available for expansion suggests this region will lead the state in population growth in the near term. International tourism has fueled the growth of an international retirement and second home market throughout Florida. Today, in the tourist areas of the market, one fifth of new homes built are sold to foreign investors, foreign retirees or foreign vacation homeowners. Common places of origin include England, Germany, South America, and Puerto Rico. International retirement markets are also growing in southwest and Southeast Florida. There were an estimated 100 million visitors to the Orlando market in 2002. The hotel market remains strong with an estimated 106,727 rooms in the Orlando market during 2002.

         North Florida is rural in many areas. Jacksonville is the major city in North Florida. The logging and paper industries, defense and retirement dominate the local economy. The insurance industry also has a strong presence in Jacksonville. Growth in North Florida peaked in the mid 1980's, coinciding with the military defense buildup, prior to the full implementation of growth management legislation. As urbanization and living costs increase in the south and central parts of the State, population growth from national retirement migration sources are increasing locally. Some large local land holders are shifting focus away from forestry and agriculture to residential development of land resources. This shift may be due to a number of factors including, anticipated long term climate change, more restrictive environmental rules and population growth pressure. The high volume of growth and associated growth

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

pressures are moving into North Florida markets traditionally known as second or third tier markets. These include Ocala, Gainesville and St. Johns County, south of Jacksonville.

         The Florida panhandle is quite rural with reliance on tourism, defense and state government for employment opportunities. This area of the State has the lowest per capita incomes and the smallest volume of population growth. With the uncertainty of state budget funding in recent years and continuing defense cutbacks, strong growth in this region of the State is not expected. Coastal counties, however, remain attractive to continued economic development and retirement migration because of the pristine beaches along the Gulf of Mexico.

         In general, pursuant to the Florida Constitution and certain statutory provisions, there are two basic types of obligations that may be issued in the State of Florida: general obligation bonds and revenue bonds.

         General obligation bonds are also known as full faith and credit bonds because their repayment is based on the general credit and taxing power of the borrowing government. The ad valorem tax is the most common source of revenue pledged for the repayment of general obligation bonds. Being tax-supported, general obligation bonds are typically used to finance the capital portion of tax supported general purpose governmental projects, with public banking, roads, criminal justice facilities, and schools being the most common. Only units of local government with taxing power can levy and collect ad valorem taxes. The State of Florida has no ad valorem taxing power. Secondly, general obligation bonds payable from ad valorem taxes may be issued to finance capital projects authorized by law only if the issuance of such bond is approved by the qualified electors.

         Revenue bonds are obligations of a unit of government payable solely from the revenues of a particular enterprise, such as a water and sewer system, or from the revenues derived from a particular facility or user, or from non-valorem revenues, such as the sales tax, or from other special funds authorized to be pledged as additional security. Revenue bonds may also be payable from non-specific revenues budgeted each year by the issuer. Unlike general obligation bonds, revenue bonds do not constitute a debt of the issuing unit or a pledge of its faith and credit, and they are not backed by the issuer's taxing power.

         The Florida courts have validated debt obligations commonly referred to as certificates of participation or "COPS". In a typical COPS transaction, the issuer leases either real or personal property from a special purpose corporation. The special purpose corporation assigns its rights to the lease payments to a corporate trustee who in turn issues certificates evidencing an undivided proportionate interest of the owners of such certificates to receive the lease payments. Although ad valorem taxes can be used to make the lease payments, the Florida Supreme Court has held that a referendum is not required because the obligation to make lease payments is an annual obligation subject to renewal each year. If the issuing body elects not to renew its lease for the next succeeding year and therefore fails to appropriate the necessary moneys to make lease payments, the holders of the COPS would be limited to the remedies available under the lease. At least one Florida court has upheld the right of a government and to not exercise the annual renewal option of the lease.

         In Florida, the Division of Bond Finance has authority over the issuance of State bonds pledging the full faith and credit of the State and the issuance of revenue bonds payable solely from funds derived from sources other than State tax revenues or rents or fees paid from State tax revenues.

         Pursuant to the Florida Constitution, moneys sufficient to pay debt service on State bonds must be appropriated as the same become due. Furthermore, to the extent necessary, all State tax revenues, other than trust funds, must be available for such appropriation purposes.

         At the November 1994 general election, voters in the State approved an amendment to the Florida Constitution limiting the amount of taxes, fees, licenses and charges imposed by the State and collected during any fiscal year to the amount of revenues allowed for the prior fiscal year, plus an adjustment for growth. Growth is defined as the amount equal to the average annual rate of growth in Florida personal income over the most recent twenty quarters times the State revenues allowed for the prior fiscal year. The revenues allowed for any fiscal year can be increased by two-thirds vote of the State Legislature.

         The total outstanding principal of State bonds pledging the full faith and credit of the State may not exceed fifty percent of the total tax revenues of the State for the two preceding fiscal years, excluding any tax revenues held in trust.

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

         Generally, state bonds pledging the full faith and credit of the State, except certain refunding bonds, generally may be issued only to finance or refinance the cost of State fixed capital outlay projects subject to approval by a vote of the electors.

         Revenue bonds may be issued by the State of Florida or its agencies without voter approval only to finance or refinance the cost of state capital projects payable solely from funds derived from sources other than state tax revenues or rents or fees paid from state tax revenues.

         Generally, the Florida Constitution and Florida Statutes require that the budget of the State and that of the units of local government in the State be kept in balance from currently available revenues during each fiscal year. If revenues collected during a fiscal year are less than anticipated, expenditures must be reduced in order to comply with the balanced budget requirement.

         Florida Statutes provide for a statewide maximum bond interest rate which is flexible with the bond market and from which are exempted bonds rated in one of the three highest ratings by nationally recognized rating services. Nevertheless, upon request of a governmental unit, the State Board of Administration may authorize a rate of interest in excess of the maximum rate, provided relevant financial data and information relating to the sale of the bonds is submitted to the State Board.

         The Florida Sunshine Law, among other things, precludes public officials from meeting with respect to the issuance of bonds, other than at duly noticed public meetings of the governmental entity. These provisions apply to all meetings of any board or commission of any State agency or authority, or of any county, municipal corporation, or political subdivision. No resolution, rule, or formal action is considered binding except as taken at such duly noticed public meetings.

         GEORGIA

         Located in the southeastern region of the United States, the State of Georgia ("Georgia") has experienced substantial growth over the last several decades. Since 1960, the population of Georgia has more than doubled, currently making Georgia the country's tenth largest (and, according to the 2000 Census, the fourth fastest growing) state.

         Georgia's economy is fairly diversified, with private sector employment almost equally spread between manufacturing, services, wholesale sales and retail sales. Until recently, this diversity has allowed Georgia to experience almost continuous economic growth for the past several decades, while other states more dependent upon a single business sector have experienced some periods of economic contraction. Unfortunately, this diversity has been insufficient to insulate Georgia's economy from the recent downturn which has been experienced across the country. However, the diversity has been invaluable in limiting the impact of that downturn

         One example of this muted economic impact is Georgia's labor market. Historically, Georgia has enjoyed an unemployment rate significantly below the national average; by way of example, in April 2002, Georgia had an unemployment rate of 4.8%; this rate was significantly below the national average of 5.7%. During the ensuing six months, however, Georgia's unemployment rate climbed at a higher pace than the national average, such that in September and October 2002, the Georgia unemployment rate substantially equaled the national average (approximately 5.2%). Since then, while the national rate has increased (to 5.8% as of April 2003), the Georgia rate has declined (to 4.4% as of April 2003).

         The effect of this lower unemployment rate is reflected in total employment figures. While the total number of employees nationwide increased by 1.1% during the period April 2002 to April 2003, Georgia employment increased 2.4% during the same period.

         In addition to the size of the job growth, a second positive factor is the location of this job growth. Historically, most of the job growth in Georgia has been in the Atlanta MSA. However, that trend changed during the year April 2002 to April 2003, as the Atlanta MSA growth rate was actually lower than the state rate (2.1% versus 2.4%), reflecting the fact that a higher percentage of the job growth occurred in other areas of the state.

         Another contributing factor to Georgia's economic success is its location, which affords its residents and businesses easy access to commercial centers throughout the world.

         For ground transportation, the capital city of Atlanta is one of the few major US cities with 3 major interstate highways. As a result, Georgia manufacturers and distributors are within 2 truckload days of 82% of the US industrial market.

         With respect to air travel, Atlanta's Hartsfield Airport is the world's busiest, serving almost 77,000,000 passengers in 2002 (a 1.34% increase over 2001). The airport also has over 1,200,000 square feet of cargo dock handling space, which allowed the airport to handle more than 734,000 metric tons of cargo in 2002 (a 0.23% decrease from 2001). Recently, these two trends have reversed, such that during the first four months of 2003, passenger travel is down approximately 3%, while freight handling is up 1%.

         Finally, with respect to water transport, Georgia has three significant ports (Savannah, Brunswick and Bainbridge). Collectively, these ports handled
13.3 million tons of cargo in 2002, a 4.7% increase over 2001.

         These factors have all contributed to Georgia's significant link to the international economy, which is recognized by the 10 international banks with offices in the state as well as the 45 countries that have consular, trade, or chamber of commerce offices in Atlanta. At last count, more than 1,600 internationally-owned facilities representing 39 countries were located in Georgia.

         As mentioned above, historically much of this economic largesse has centered around the capital city of Atlanta. However, recently the state government has taken several steps to ensure that the other areas of Georgia share in this growth. Of particular note is the OneGeorgia Authority (the "Authority"). Established in 2000 and funded with a portion of the state's recovery in the nationwide tobacco litigation settlement, the Authority was created to provide financial assistance to development projects targeted to assist Georgia's economically distressed areas. It is anticipated that the Authority will spend over $1.6 billion over the term of the tobacco settlement.

         The state government of Georgia and its elected officials have historically adopted a very conservative fiscal approach. This approach has resulted in the state having one of the lowest debt levels, per capita, in the United States.

         General obligation bonds are typically issued by the state pursuant to
Article VII, Section IV of the Constitution of the State of Georgia (the "Georgia Constitution"), which provides that such bonds are the direct and general obligations of the state. The operative language is set forth in Article VII, Section IV, Paragraph VI of the Georgia Constitution which provides:

         "The full faith, credit and taxing power of the state are hereby pledged to the payment of all public debt incurred under this article and all such debt and the interest on the debt shall be exempt from taxation (emphasis added). . ."

         The Georgia Constitution further obligates the Georgia General Assembly to "raise by taxation and appropriate each fiscal year ... such amounts as are necessary to pay debt service requirements in such fiscal year on all general obligation debt." The Georgia Constitution also establishes a special trust fund (the "State of Georgia General Obligation Debt Sinking Fund"), which is used for the payment of debt service requirements on all general obligation debt.

         The Georgia Constitution also establishes certain limitations upon the quantity of debt that the state can incur. In particular, Article VII, Section IV, Paragraph II(b) of the Georgia Constitution provides that, except in certain emergency situations (i.e., in times of war or to cover a temporary budget shortfall) the state may not incur additional debt if, in that fiscal year or any subsequent year, the cumulative annual debt service for both general obligation debt and guaranteed revenue debt (including the proposed debt) will exceed 10% of the total revenue receipts, less refunds, for the prior fiscal year. The Georgia Constitution prevents state departments and agencies from circumventing these debt limitation provisions by prohibiting them from executing contracts that may be deemed to constitute a security for bonds or other public obligations. (See Article VII, Section IV, Paragraph IV of the Georgia Constitution.)

         As mentioned above, the state may incur "public debt to supply a temporary deficit in the state treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt shall not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the state treasury in the fiscal year immediately preceding the year in which such debt is incurred." (See Georgia Constitution, Article VII, Section IV, Paragraph I(b).) However, since this provision was enacted, the state has never had to exercise this power.

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

         Virtually all debt obligations represented by bonds issued by the State of Georgia, counties or municipalities or other public subdivisions, and public authorities require validation by a judicial proceeding prior to the issuance of such obligation. The judicial validation makes these obligations incontestable and conclusive, as provided under the Georgia Constitution. (See Article VII, Section VI, Paragraph VI of the Georgia Constitution).

         The State of Georgia operates on a fiscal year beginning on July 1 and ending on June 30. Each year the State Economist, the Governor and the State Revenue Commissioner jointly prepare a revenue forecast upon which is based the state budget which is considered, amended, and approved by the Georgia General Assembly.

         To protect the state in the event of a decline in state revenues, and reflective of its conservative fiscal approach, in 1976 the Georgia General Assembly established the Revenue Shortfall Reserve. This reserve is funded by surplus revenue collections. As of June 30, 2001 the reserve had a balance of $734,449,390, which represented a 3.3% increase over the prior year balance. This increase continued a period of nine (9) years of consecutive growth of the reserve. However, economic woes during the 2002 fiscal year caused the fund balance to drop to $700,273,960 as of June 30, 2002. The fiscal year 2003 Amended Budget contemplates spending $138,112,245 of the reserve fund, and the fiscal year 2004 budget contemplates spending an additional $141,997,339, leaving the projected fund balance, as of June 30, 2004, at $420,164,376.

         Net tax revenue collections for the fiscal year ending on June 30, 2002 were $13,044,946,500, which represented a 6.4% decrease over fiscal year 2001 collections. Primary sources of these funds included:

       Source                                    Amount
       ------                                    ------
Personal Income Tax                         $  6,714,191,161
Sales and Use Tax                           $  4,620,882,988
Corporate Income Tax                        $    564,982,009
Motor Vehicle Fees and Fuel Taxes           $    569,334,758
Liquor and Tobacco Taxes                    $    229,362,018
Estate Taxes                                $    123,033,505
Property                                    $     55,816,672
Miscellaneous                               $    167,343,390

         This downward trend continued for the first half of fiscal year 2003, as total collections were down 3.9% over fiscal year 2002. However, in the ensuing four months the trend has reversed itself, as collections have exceeded prior year collections by 0.3%.

         In addition to tax revenues, Georgia received $726,202,000 in revenue from the Georgia Lottery Corporation in fiscal year 2002 and the projection for fiscal year 2003 is $791,833,422; all lottery revenues are earmarked for educational expenditures.

         Georgia has also undergone significant political change over the past year. In November 2002, the state elected its first Republican Governor since Reconstruction. In addition, in light of significant election gains, as well as the well-publicized change of political parties by several State Senators, the Republican Party gained control of the State Senate; the State House remains under Democratic Party control. This division of power has resulted in several high profile disputes, such as a Georgia Supreme Court case between the Governor and State Attorney General Sonny Perdue, Governor, et al. v. Thurbert Baker, Attorney General, Case No. S03A1154. Unfortunately, at this time it is still too early to determine what, if any, effect this political situation will have on Georgia's economy.

         As reported by the Attorney General's Office (in a June 4, 2003 letter to the State Auditor) in accordance with and limited by the ABA Statement of Policy Regarding Lawyers' Responses to Auditors' Request for Information (December 1975), certain claims have been asserted against the State or its departments or agencies:

         DeKalb County School District and William Bradley Bryant and other individual members of the DeKalb County Board of Education v. Shrenko, as Superintendent of Schools, McCollough, as Director of Student Transportation, Otis Brumby and other individual members of the State Board of Education, and Governor Roy E. Barnes, Fulton Superior Court Civil Action No. 2001CV35345; Georgia Supreme Court Case No. S03A0367. This is an action for mandamus to compel the Defendants to change calculation and distribution of school transportation funding to the DeKalb County School District. The Plaintiffs allege that the State Board of Education's attendance zone/routing survey system of calculating State financial aid is contrary to the applicable statute and violates a State

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

Board of Education policy directing supplemental flat grants for children attending other than that of their geographic assignment pursuant to M-to-M or magnet school programs. Plaintiff seeks an entitlement of $63 million. Previous similar federal litigation was resolved in favor of the State. See DeKalb School District v. Schrenko, 109 F.3d 680 (11th Cir. 1997). Oral argument on the mandamus action was held on June 4, 2001. On September 17, 2002, the Superior Court of Fulton County entered an order concluding that the state board zonal routing system of calculating state financial aid is violative of the applicable statute and has ordered payment of $104,550,528 to DeKalb. The State believes the order, which is the opposite of the holding in the only standing federal decision in point, is erroneous and will be reversed on appeal. The State has appealed the trial court's decision to the Georgia Supreme Court, which heard oral arguments in the case on March 25, 2003.1

         GETCo v. Jackson and Reheis, Fulton Superior Court Civil Action No. 2001CV42207. This case, filed August 29, 2001, involves a request for refunds filed by Georgia Emission Testing Company ("GETCo") on its behalf and allegedly on behalf of 114 other emission inspection station owners of a portion of each administrative fee paid to the Environmental Protection Division, Department of Natural Resources by emission station owners under the Motor Vehicle Emissions Enhanced Inspection and Maintenance Program ("Enhanced I/M Program"). The administrative fee was established by rule promulgated by the Board of Natural Resources ("Board") under the Georgia Motor Vehicle Emission Inspection and Maintenance Act ("I/M Act"), which authorizes the assessment of an administrative fee for required and adequate oversight of the Enhanced I/M Program. The rule set the fee at $7.40 per paid emissions inspection, with $5.45 to be paid to the management contractor for the Enhanced I/M Program for 64 program management services." In a related case, GETCo v. Board, Fulton Superior Court Civil Action No. 1999CV03636, GETCo challenged the rule as unauthorized and unenforceable on the ground that fees for "program management services" are not authorized by the I/M Act. The Superior Court found that $1.46 of the $5.45 administrative fee was not authorized, which was affirmed on appeal. GETCo then filed this action against the Commissioner of Revenue (the "Commissioner") and the Director of the Environmental Protection Division (the "Director") for a refund of $1.46 of each administrative fee paid by GETCo and 114 other emission inspection stations from the inception of the Enhanced I/M Program in October 1996. GETCo alleges that such refunds are due pursuant to the refund statute found at O.C.G.A. section 48-2-35 for "any and all taxes or fees [paid to the Commissioner] which are determined to have been erroneously or illegally assessed and collected from such taxpayer. . . ." The Commissioner's motion to dismiss, on grounds that he has no authority to consider claims for refund of a fee or to issue refunds of the fee pursuant to Code section 48-2-35 because such fees have not been paid to the Commissioner, was granted by the trial court, and affirmed on appeal. In the trial court, GETCo filed a motion for partial summary judgment and the Director filed motions to dismiss and for summary judgment on numerous grounds, including the doctrine of sovereign immunity. GETCo's motion was denied. on May 7, 2003, the Director's motions were granted on one ground, i.e., "assuming arguendo GETCo is subject to due process protections [for the unauthorized administrative fees collected by EPD], its failure to pursue available pre-deprivation remedies, particularly a declaratory judgment and corresponding injunctive relief, deprives it of the ability to now seek a refund pursuant to Beam." It is almost a certainty that GETCo will appeal. In the event of a decision adverse to the State and, if all emission inspection stations that paid the unauthorized portion of the administrative fee were to file for and be awarded refunds, those refunds could total approximately $10 million without interest. The State intends to continue defending the case vigorously.

         Morris-Shea Bridge Company, Inc. v. Hardin/Russell/Mitchell, J V. v. Georgia State Financing and Investment Commission, Fulton Superior Court Civil Action No. 2002CV61337. This case, filed November 8, 2002, involves a third-party action by the construction manager for the Georgia World Congress Center phase IV expansion project for indemnity from the caissons and pilings subcontractor's claim based upon differing site conditions. The presently-asserted claim is for approximately $2.5 million, but similar yet-unasserted claims may bring the total for claims and proposed change orders to approximately $19 million. The parties are currently in negotiation, and the Georgia State Financing and Investment Commission expects to settle all claims.

         Skanska USA Buildings Inc, v. Georgia State Financing and Investment Commission, et al., Fulton County Superior Court Civil Action No. 2003CV69969. The complaint in this case was filed on May 19, 2003. The Plaintiff is a company engaged in general construction and construction management services. The Plaintiff's claim arises out

--------------------------------------
(1) Subsequent to the issuance of the audit response letter, on June 9, 2003, the Supreme Court of Georgia, by a 5-2 vote, reversed the trial court decision and ruled the State was not liable for the additional financial aid sought by DeKalb County.

of the design and construction of the Columbus Performing Arts Center, a multifunction complex located in Columbus, Georgia (the "Project"). The Plaintiff is suing the Georgia State Financing and Investment Commission ("GSFIC"), the Project architect, and the Project structural engineer, asserting various claims for negligence and breach of contract. The Plaintiffs prayer for relief requests no less than $8,925,521, plus costs and attorneys' fees. GSFIC is reviewing the complaint and will file an answer within the legally-prescribed time limit.

         KANSAS

         Kansas is a large but sparsely populated state in the central plains region of the United States. Kansas' approximately 2.6 million people are increasingly concentrated in several urban centers that are located in the northeast and south central regions of the state. Kansas' economy is primarily based on manufacturing, wholesale and retail trade, finance, construction and agriculture. Kansas is a major producer of livestock and grain.

         The Center for Economic Development and Business Research of the W. Frank Barton School of Business at Wichita State University summarized its forecast for the Kansas economy through 2003 in "Kansas Economic Outlook 2002 Review and 2003 Forecast." The 2003 Forecast can be found on the web at http://webs.wichita.edu/cedbr/ksforecast.pdf. Portions of the 2003 Forecast are set out below with references to tables of data, and most tables of data deleted.

         Kansas Economic Regions

         The state of Kansas has three major regional economies. The Kansas City, Kansas MSA (Johnson, Leavenworth, Miami and Wyandotte counties) is tied to the diverse urban industry mix of the entire Kansas City MSA. The industrial mix of the Kansas City metro area closely resembles the industrial mix of the U.S. economy overall. The Wichita MSA (Sedgwick, Harvey and Butler counties) is the regional retail and health care hub in south central Kansas and is more dependent on manufacturing jobs than other parts of the state or the U.S. overall. The remainder of the state with a few exceptions is dependent on the agriculture and oil/gas industries including food-processing manufacturing especially in southwest Kansas with several large meatpacking plants.

         Topeka, Lawrence and Manhattan have specialized economies based on state government in the case of Topeka and state universities in the cases of Lawrence and Manhattan.

         Based on 2000 population, employment, personal income, and retail sales activity:

         - Kansas City, Kansas MSA accounts for about 30 percent of the state's economy

         - Wichita MSA accounts for about 21 percent of the state's economy

         -        Topeka MSA accounts for about 7 percent of the state's economy

         - Lawrence MSA accounts for about 3.5 percent of the state's economy

         - The balance of the state accounts for about 39 percent of the Kansas economy

         Due to their unique industry structures, each region performs differently. In recent years, economic growth in the state has been led by growth in the Wichita and Kansas City metro areas. Between 1990 and 2000 the state's population grew by 8.5 percent, led by 16.7 percent growth in the Kansas City area and 12.4 percent growth in the Wichita area. The rest of the state grew by just 3.6 percent, well below the national average of 13.2 percent.

         Labor Market

         The Kansas labor market grew modestly the past year. When comparing the 12 months ending December 2002 to the 12 months ending December 2001, total wage and salary employment was up 6.300 jobs or 0.5 percent. However, labor market performance varied substantially throughout the state. A comparison of average annual 2002 and 2001 wage and salary employment trends for the year shows:

         - An increase of 0.5 percent for a net gain of 6.300 jobs statewide

         - An increase of 0.4 percent for a net gain of 3,800 jobs in the Kansas City, KS-MO metro area (wage and salary data were not available for Kansas City, Kansas metro area only)

         - A decrease of 0.2 percent for a net loss of 100 jobs in the Lawrence metro area

         - A decrease of 1.1 percent for a net loss of 1.100 jobs in the Topeka metro area

         - A decrease of 2.4 percent for a net loss of 6,800 jobs in the Wichita metro area

         Unemployment rates reflect the various labor market conditions throughout the state. As of December 2002, the unemployment rate was:

         -        4.2 percent statewide

         -        4.6 percent in the Kansas City, Kansas metro area

         -        3.5 percent in the Lawrence metro area

         -        3.7 percent in the Topeka metro area

         -        5.5 percent in the Wichita metro area

         Without question, the September 11, 2001, attack on the World Trade Center and Pentagon was the most compelling story of 2001 and will be for the immediate future. Every airplane manufacturer experienced immediate and continuing order cancellations, with much of the immediate financial impact of the cancellations delayed until 2002 due to production lead times. As a result of the severe downturn in aircraft manufacturing, all four of Wichita's aircraft original equipment manufacturers, Boeing Aircraft, Cessna Aircraft, Raytheon Aircraft and Bombardier Learjet, reduced employment levels during 2002.(2)

         The impacts of 9/11 and the national recession also hurt the telecommunications and airline industries in the Kansas City metro area. To date, Sprint, the largest private employer in the Kansas City area, has announced layoffs totaling more than 12,000. SBC announced that it was eliminating up to 15,000 jobs, throughout its 13-state service region, although it was not specific about where the losses would take place. Kansas City-based Vanguard Airlines Inc. suspended flights, ceased operations and began liquidating its assets.

         Job creation is expected to be slow during 2003. With layoffs continuing in the manufacturing sector and employers reluctant to resume hiring in the wake of a sluggish national recovery, the competition for the few available manufacturing jobs will be fierce. The telecommunications and airline industries are expected to continue to struggle in 2003. Most of the state's job gains are expected in the Kansas City metro area. The Center expects total wage and salary employment in 2003 to increase modestly adding 10,800 jobs or 0.8 percent.

         Manufacturing

         U.S. industrial production last peaked in June 2000, and steadily declined for the next 18 months through December 2001. During the first seven months of 2002, U.S. industrial production started showing signs of rebound. However, in the last five months of 2002 the trend has been downward, signaling that the economic recovery has stalled and raising the possibility of a double dip recession. The profitability of manufacturers also is threatened with rising input prices driving up costs, but weak pricing power limiting their ability to increase revenues and profits. In addition, slumping stock prices and tight credit market conditions constrain the likelihood of a revival in capital spending. However, growth in productivity shows the continued ability of U.S. businesses to produce more with less. Also on a more positive note, the low inventory to sales ration, while not a sufficient condition, is a necessary condition for economic growth and bodes well for renewed growth in the industrial sector during 2003. However, given little pent-up consumer demand and weak overseas markets, any recovery will likely be slow and modest.

         As a result of the severe downturn in aircraft manufacturing, all four of Wichita's aircraft original equipment manufacturers, Boeing Aircraft, Cessna Aircraft, Raytheon Aircraft and Bombardier Learjet reduced employment levels during 2002. In the past 18 months the four companies have cut about 11,000 jobs in Wichita.

         Boeing has laid off approximately 5,000 employees starting with nearly 2,000 in December 2001, based on expectations of falling deliveries. Boeing delivered 527 aircraft in 2001, 381 aircraft in 2002 and is projecting deliveries of 285 for 2003. The company is projecting deliveries between 275 and 300 for 2004 and is expecting market recovery in 2005. According to the company, Boeing Wichita employment is expected to be fairly stable in 2003.

----------------------------------
(1) While Airbus Industrie is an OEM, the company does not have any production facilities in Wichita.

         Raytheon has been reducing its workforce throughout 2001, and responded to 9/11 with reduced hours and a partial plant shutdown for Wichita employees through the end of 2001. In January 2003, the company announced it would cut 600 jobs from its Wichita and Salina plants prior to 2004.

         Cessna attempted to maintain full staff until late in 2002, when it announced plans to downsize by 1,000 employees through attrition and early retirements. In September, it announced plans to lay off approximately 400 workers, based on projected deliveries 15 percent below earlier projections of 300 business jets. In December, Cessna announced additional layoffs of 1,500 in response to lower production schedules.

         Bombadier has cut about 900 jobs in the past 18 months. In September 2002, it announced plans to interrupt production of the Learjet 45 and 60 models, though plans continued for full production of the new Challenger 300 (originally known as the Continental) in 2003 upon its certification. In March 2003 the machinists union voted to restructure its labor contract with Bombardier. In the amended contract employees agreed to the elimination of a 3.5 percent wage increase that was to take effect in September, cutbacks in overtime, changes in the typical work week and to pay more of their health care costs. In return, the company agreed to continue manufacturing the Learjet 60 business jet in Wichita, keep the work currently performed at its Flight Test Center in Wichita and offer a 2 percent lump-sum bonus based on wages during the previous 12 months in 2004 and 2005.

         With layoffs continuing in the aircraft manufacturing sector and employers reluctant to resume hiring in the wake of a weak national recovery, the competition for the few available jobs will be fierce. While it appears that the worst of the layoffs are over, most industry watchers are now looking to 2004/2005 for a rebound in aircraft manufacturing.

         The major non-aircraft manufacturing story in 2002 was the bankruptcy filing of Farmland Industries, which included placing its fertilizer plant on standby, closing its Kansas City office, laying off staff company-wide, and closing 16 convenience stores, in the largest bankruptcy filing ever by a company in Kansas. The filing is the result of several years slump in the fertilizer market.

         In other manufacturing business, closings and lay offs have been the result of a struggling economy, such as Modine Manufacturing in Emporia laying off 80 workers, Atchison Casting converting its foundry to a repair and maintenance shop with a loss of 125 jobs and El Dorado National in Salina laying off 50 workers as a result of declining demand for buses.

         Future Beef, in Arkansas City, ceased operations in August 2002, after just a year of operations, losing 900 jobs due to the unexpected steep decline in beef demand after 9/11. In a boon to the local economy, Creekstone Farms is expected to begin hiring workers in February and reopen the former Future Been operations plan in March, initially hiring about 500 workers.

         There was other good news for the manufacturing sector:

         - El Dorado also received a contract to build 3,000 buses for California.

         - Hallmark Cards planned to add employees to its 830-person work force in Lawrence.

         - Global Engineering opened a facility in Hutchinson, hiring 30 people.

         - Newell Rubbermaid planned a 300,000-square-foot expansion at its Winfield plant adding up to 150 more jobs in the city.

         - Kansas City Star plans to build a new $199 million printing plant.

         - Goodyear Tire & Rubber Co., plans to modernize its Topeka plant, allowing the facility to produce a new line of tires for the mining industry.

         - The purchase of Martha Gooch and LaRosa pasta brands by Kansas City-based American Italian Pasta Co., as well as the purchase of Lensi brand pasta from Pastificio Lensi of Vinci, Italy.

         Continued manufacturing job losses are expected for 2003, but at a much reduced pace from 2002. The Center projects manufacturing losses totaling 800 jobs or 0.4 percent in 2003 compared to an estimated 6,000 job losses in 2002.

         Construction

         The value of construction permits in most major markets in Kansas decreased during 2002. The total value of construction permits for 2002 decreased by 5.8 percent in Wichita from 2001 but increased by 70.9 percent in Kansas City, Kansas. However, as a group, the 10 largest population centers in Kansas saw the value of construction permits decline by 10.8 percent during this period led by declines in Overland Park and Hutchinson.

         Housing's boom has been unexpected and welcome, given the weakness elsewhere in the economy. Typically, home sales slow with the economy. However, this time around the exceptionally low mortgage interest rates have kept consumers in the market. The Kansas City, Topeka and Wichita metro areas are the major housing markets in Kansas. Between 2000 and 2001, the sales price of existing homes in Topeka and Kansas City increased faster than the national average of 6.3 percent, whereas home prices in Wichita increased by just 4.5 percent. Between 2001 and 2002, the rate of home price appreciation declined in all three Kansas markets. While at historic levels, home sales are not continuing to grow at the rates seen in the past few years and therefore will not provide the economic stimulus in 2003 that they did in 2001 and 2002. The lack of pent-up demand for housing combined with falling consumer confidence and the negative wealth effect of a falling stock market are expected to weaken demand for housing this year and slow the rate of house price appreciation. The mortgage refinancing boom of the past few years will bolster consumer spending by lowering debt levels and providing additional disposable money through cash-outs.

         Table 3. Median Sales Price of Existing Single-Family Homes(1)

--------------------------------------------------------------------------------
                                     2000                2001           2002(P)
--------------------------------------------------------------------------------
United States                     $ 139,000          $   147,800       $ 158,300
--------------------------------------------------------------------------------
                                                             6.3%            7.1%
--------------------------------------------------------------------------------
Kansas City MO-KS, MSA            $ 127,400          $   135,700       $ 137,400
--------------------------------------------------------------------------------
                                                             6.5%            1.3%
--------------------------------------------------------------------------------
Topeka, MSA                       $  80,600          $    88,700       $  89,000
--------------------------------------------------------------------------------
                                                            10.0%            0.3%
--------------------------------------------------------------------------------
Wichita, MSA                      $  90,800          $    94,900       $  98,100
--------------------------------------------------------------------------------
                                                             4.5%            3.4%
--------------------------------------------------------------------------------

         In summary, the outlook for construction next year is good. While it appears commercial construction will likely remain depressed over the next six to 12 months, residential construction will continue to grow during 2003, albeit at a slower rate. Residential construction will primarily be fueled by continued population growth in the Kansas City and Wichita metro areas. The Center is forecasting construction employment to increase by 5 percent for a net gain of 3,300 jobs.

         Mining

         Employment in the Kansas mining industry has declined by more than 25 percent since 1991. Those job losses are expected to continue in 2003 with a decline of 0.6 percent.

         Kansas has historically been among the leading oil-producing states in the nation, and has produced large amounts of natural gas from the giant Hugoton Natural Gas Field in southwestern Kansas. Oil and gas production have declined, however, and large amounts of Wyoming coal are imported to generate electricity, causing the state to consume more energy than it produces.(2) According to a new report by the state's Energy Resources Coordinating Council, Kansas is now an energy importing state. The state's energy consumption is on the rise and production from oil and gas fields is declining. The Council is warning that without intervention the gap between production and consumption will only get worse.

-------------------------------
(1) Source: National Association of Realtors online at www.realtors.org.

(2) Source: Kansas Geological Survey, new release Jan 15, 2003.

         Kansas requires 7.0 RVP gasoline in the suburban areas west of Kansas City, while conventional gasoline is allowed in the remainder of the state. Kansas crude oil production totals 93 thousand barrels per day, ranking it ninth including Federal Offshore areas. A major natural gas liquids storage and transportation hub is located at Conway, Kansas. Other petroleum infrastructure includes three refineries with a combined distillation capacity totaling 300 thousand barrels per day. An extensive network of crude oil, petroleum product, and liquefied petroleum gas pipelines connects producing areas with refining and storage facilities within the state. Nearly 72 percent of all households use natural gas as their primary heating fuel, followed by electricity with a 17 percent share.(1)

         Transportation and Public Utilities

         The telecommunications sector was hard hit in late 2001 and throughout 2002. Kansas City-based Sprint, the area's largest private employer had layoffs totaling about 12,000. SBC announced that it was eliminating up to 15,000 jobs, throughout its 13-state service region, although it was not specific about where the losses would take place.

         The airline industry was also hard hit. Kansas City-based Vanguard Airlines suspended all flights and ceased operations in July 2002. Passenger numbers at the Kansas City, Missouri and Wichita, Kansas airports initially declined substantially after 9/11. The number of passengers at Kansas City International Airport was down 14.8 percent in 2002 compared to 2001. Bucking national trends, the number of passengers at Wichita's Airport was up 18.4 percent for 2002 compared to 2001. The introduction of services in 2002 by two lost-cost airlines, AirTran Airlines and Frontier JetExpress, helped spur passenger growth at Wichita's Mid-Continent Airport.

         Western Resources, the state's largest electric company, was ordered to cut its rates by $15.6 million by the Kansas Corporation Commission. The Kansas Court of Appeals denied Western Resources' appeal. The Kansas Corporation Commission approved new electric rates for Westar Energy customers, 4.8 percent increase for KPL customers and a 7.4 percent decrease for KGE residential customers, effective June 4, 2002. The Johnson County Commission approved plans for a $130 million generating plant to help Kansas City Power & Light Co. meet peak demand, with construction set to begin the end of 2002.

         The Center expects employment levels to remain unchanged in this sector in 2003.

         Wholesale Trade

         The major story for the wholesome trade industry in 2002 was the announcement of the new Target distribution center in Topeka, which is expected to add about 1,000 jobs. Quill Corp, a direct marketer of office supplies and business products, also opened a new $6 million regional distribution center in Edwardsville located in the Kansas City metro area. The wholesale industry has reacted to the economic downturn with numerous mergers, acquisitions and consolidations. For example:

         - In Wichita, Rubber Belting & Hose merged with Industrial Supply Products

         - Kansas City-based propane marketer and distributor Inergy LP planned to buy Hancock Gas Service, Inc., of Findley, OH.

         - Industrial Hardware Distributors, Inc., of Kansas City, Kansas bought the assets of a defunct Wichita-based manufacturer, Advanced Uniflo Technologies, Ltd.

         - Wichita's F-and-E Wholesale planned to buy Carl Foods in Emporia, closing the Emporia warehouse in March.

         The wholesale sector has seen significant job losses since peaking in 1998 along with employment in the state's manufacturing sector. With continued job losses expected in the manufacturing sector, job losses are also expected in the wholesale sector. The Center expects total employment in the wholesale sector to decline by nearly 400 jobs or 0.5 percent.

         Retail Trade

-------------------------------
(1) Source: Energy Information Administration, U.S. Department of Energy released February 2003

         With lackluster sales, there has been a fierce battle nationally for retail market share resulting in numerous closures, consolidations and bankruptcies by struggling retailers while those with deep pockets expand rapidly to grab market share.

         Likewise, the Kansas retail industry has been turbulent, with a number of national and regional names opening throughout the state while other national and regional retailers including K-Mart and Payless Cashways closed stores across Kansas. There will continue to be shakeouts among retailers of all sizes in 2003, with larger retailers possibly more able to sustain continued lack of growth in revenues than smaller retailers.

         This battle for consumer dollars is also evident in the marketing of automobiles and trucks. Immediately after 9/11, automobile manufacturers began offering 0% financing in order to maintain auto sales volume and market share. Auto sales comprise about 10 percent of total retail sales statewide. Like retail sales, auto sales are seasonal, but the peak auto sales occur in the spring and summer months, compared with fall and winter peak spending for other retail sales. Fourth quarter auto sales are typically low, and it was feared that consumer reaction to 9/11 would lower sales even further. As a result of special offers, fourth quarter 2001 auto sales in Kansas were higher than fourth quarter 2000 by nearly 30 percent. With the end of the very appealing special offers in January, however, auto sales fell by 3.2 percent in first quarter 2002 and fell by 1.3 percent in second quarter 2002 compared with the first quarter 2001 and second quarter 2001, respectively. It appeared that consumers who would have bought a new vehicle in the first quarter had already bought, and between job losses, uncertainty and the absence of highly appealing special offers, new car sales fell off significantly. However, third quarter 2002 auto sales rebounded with a 5.8 percent increase compared to third quarter 2001.

         When retail sales were considered without the impact of auto sales in the fourth quarter of 2001, the holiday season spending showed minimal growth compared with 2000 (up 1.5 percent), more in line with expectations. Further, when statewide 2002 retail sales without auto sales were compared with 2001 figures, first quarter sales were down 6.1 percent, second quarter sales were down 2.1 percent and third quarter sales were down 0.9 percent.

         It is consumer spending that has carried the economy during the past 12 months. However, the continuing decline in consumer confidence raises concerns about the prospects for retail trade sales and employment. Nationally, consumer confidence fell in January 2003 to its lowest level since November 1993. From January 2002 to January 2003, the KAKE/WSU Consumer Expectations Index declined
4.5 percentage points. The index peaked in December 2001 at 48.9 and has fluctuated since, reaching a low of 39.8 in October 2002.(1)

         This decline in consumer expectations is mirrored in the retail sales data. Fourth quarter 2001 total taxable retail sales in Kansas were up 4.7 percent compared to fourth quarter 2000. Since then retain sales have steadily declined, by 5.7 percent in first quarter 2002 compared to first quarter 2001 and by 2.0 percent in second quarter 2002 compared to second quarter 2001. However, third quarter retail sales show a leveling out with flat sales growth of 0.0 percent.

         With the anticipation of more aviation industry layoffs, little pent up consumer demand, declining consumer wealth and the threat of war with Iraq, persistent weakness in consumer confidence is likely through the first half of 2003.

         In addition to declining consumer confidence, the continued weakness in the local labor markets is of concern for retail trade sales and employment. The rate of growth in total taxable retail sales volume has slowed in recent years along with the slowdown in employment growth. On average, every job in Kansas translates into $21,700 in taxable retail sales. The Center is forecasting an increase of $262 million or 0.9 percent in 2003. The Center expects retail trade employment to increase by 0.1 percent or 300 jobs.

         Services

         The healthcare industry is one of the largest service sectors in Kansas. The state has 157 community hospitals. Twenty-seven counties have more than one hospital, while 9 have no hospitals. The number of physicians in Kansas decreased in 2001, from a high of 5,073 in 1999 to 4,971 in 2001. Patients per physician in the state

-------------------------------
(1) The KAKE/WSU Consumer Expectations Index, based on a monthly household survey or residents in the Wichita, MSA, tracks consumer sentiment on personal finances and local economic conditions including prices, interest rates, the labor market and buying conditions.

increased from 523 to 541. Nearly 40 percent of practicing physicians are located in Johnson or Wyandotte Counties.

         The demand for healthcare by its nature is largely untouched by a downturn in the larger economy and an aging population will ensure continued demand for the healthcare industry. While demand for medical services is largely unaffected by an economic downturn, large increases in healthcare employment are unlikely. The industry will continue to face increasing shortages of professional staff along with the demands of an aging population whose healthcare needs are less profitable than the younger population. Changes and cuts in Medicare are significant threats to the industry, made more so because Kansas' population is projected to age more rapidly than the U.S. population as a whole. Median age in Kansas increased from 30.13 in 1980 to 35.61 in 2000 and is projected to increase to 38.21 by 2025. The 65 plus population is projected to be 18.4 percent of total population by 2025, compared with 13.3 percent in 2000. Despite profitability and staffing challenges, hospitals and clinics continue to build new facilities, following the population growth to the suburbs, and to expand existing facilities to meet the ever-increasing demands of an aging population.

         Outside of healthcare, the services industry includes an array of businesses that do not follow any single industry demand driver.

         With flat business spending accompanied by weak corporate profits and credit quality, an improvement in business services is not expected until the second half of 2003. Engineering and architectural services will not improve until commercial construction picks back up. The hotel and lodging industry has suffered since the 9/11 attacks. However, despite low occupancy rates, hotels continued to build new facilities throughout the state during 2002.

         In the Wichita metro area, in the past, when manufacturing jobs declined, services were able to hire and expand staff leading to net job gains. Service sector employment in Wichita did not follow this historical pattern in 2001/2002. Three call centers closed during 2002 taking with them almost 1,500 jobs. Although several smaller call centers opened during the year, the additional jobs were far fewer than those lost. However, Bank of America has announced plans to open a regional center in late fall to process mortgage loans, with an initial staff of 200, eventually reaching 600, which will offset some of these job losses.

         Casino business remains strong in the Kansas City area, with higher revenues in spite of fewer patrons. Numerous expansions are planned including a multi-million dollar renovation of Ameristar, a $105 million expansion of Argosy Riverside Casino, and a planned $55 million expansion of Harrah's. While these casinos do not all operate in Kansas, they provide employment for residents throughout the metro area.

         The Center expects service sector employment to increase by 2.4 percent for a net gain of nearly 8,900 jobs during 2003. Most of these job gains will be in the healthcare sector and in the Kansas City metro area.

         Agriculture

         Weather and subsidies comprise the major agriculture stories in 2002. Growers in much of the state were affected by drought conditions during the summer and fall of 2002 affecting yields statewide. Wheat production was down 19 percent, corn production was down 26 percent and soybean production was down 29 percent. Cattle production was disrupted as shortages of hay and pasture forced ranchers to sell cattle at low prices and liquidate breeding stock.

         Severe drought is contributing to weak asset quality among many of the state's farm banks. Much of the state remains in drought conditions following at least moderate drought conditions in 2001. Subsoil moisture is extremely low in western and north central Kansas. These weather problems follow 4 years of very low crop prices that left many farms banks holding substantial levels of carryover debt. Some of the drought's effects will likely not be felt until spring 2003 when operating loans come due.

         Net farm income is forecasted to rise in 2003 as the livestock industry improves and government payments rise. Slow signup under the new farm bill is pushing some government payments earmarked for 2002 into 2003.(1)

         Finance, Insurance and Real Estate

-------------------------------
(1) Source: "The Rural Economy At a Glance," Center for the Study of Rural America, Federal Reserve Bank of Kansas City, February 2003.

         Between 1991 and 2002, employment in the industry grew by 13.9 percent, adding more than 8,000 jobs. In 2001, payroll totaled $2.6 billion with average earnings of $39,449. The Center is forecasting employment to increase by 0.7 percent or 500 jobs in 2003.

         Government

         Government employment in the state has been advancing by an average of almost 3,000 jobs per year or about 1.3 percent annually. The above average 5,275 jobs added in 2000 can be attributed largely to temporary jobs associated with the 2000 Census of Population and Housing. Total wages in 2001 were $6.8 billion with average annual wages of $28,704. The Center expects total employment in the government sector to decrease by 0.4 percent or 1,000 jobs.

         Forecast Summary

         The Kansas economy is slowly recovering along with the national economy. However, the rate of recovery is not consistent across the state. The Kansas City metro area is rebounding faster than the rest of the state. The Wichita metro area will be slower to improve as it awaits a recovery in the aircraft-manufacturing sector. The rate of recovery will also not be consistent across industry sectors. Those sectors supported primarily by consumer spending will see greater growth in 2003 than those sectors more dependent on business investment spending.

         Table 15. Employment Forecast Summary

------------------------------------------------------------------------------------------
                       2002(p)          2002 Forecasts     Level Change     Percent Change
------------------------------------------------------------------------------------------
Total                 1,362,842           1,373,635           10,793              0.8%
-------------------------------------------------------------------------------------
Manufacturing           199,633             198,866             -767             -0.4%
-------------------------------------------------------------------------------------
Mining                    7,283               7,240              -43             -0.6%
-------------------------------------------------------------------------------------
Construction             66,750              70,059            3,309               5.0%
-------------------------------------------------------------------------------------
Transportation           88,417              88,440               23              0.0%
&Public Utilities
-------------------------------------------------------------------------------------
Wholesale Trade          72,983              72,596             -387             -0.5%
-------------------------------------------------------------------------------------
Retail Trade            241,708             242,025              317              0.1%
-------------------------------------------------------------------------------------
FIRE                     66,242              66,734              492              0.7%
-------------------------------------------------------------------------------------
Services                368,217             377,091            8,874              2.4%
-------------------------------------------------------------------------------------
Government              251,608             250,584           -1,024             -0.4%
-------------------------------------------------------------------------------------

         Measuring a Recession

         While the financial press often states the definition of a recession as two consecutive quarters of decline in real GDP (Gross Domestic Product), a GDP data are not available at the sub-national level on a timely basis. The NBER, (National Bureau of Economic Research)(9), which is the official arbiter of recessions, generally studies several broad monthly economic indicators to determine the business cycle. These include employment, personal income, industrial production, and the volume of sales of the manufacturing and trade sectors. A recession involves a substantial decline in output and employment, although there are no hard and fast rules defining the magnitude or length of the economic decline, which constitutes a recession. Generally speaking, a recession is the period between a peak of economic activity and a trough of economy activity marking a period of economic contraction.

         Has Kansas had a recession? The latest figures for Gross State Product, which is the analogous to the national GDP, are for 2000. Therefore, it is necessary to examine the NBER criteria to evaluate the business cycle for Kansas.

         - Employment Trends: Kansas has not experienced a decline in total wage and salary employment since 1982 when the state lost a net of 28,300 jobs. Wage and salary employment growth last peaked in 1998 at 3.5 percent and has steadily declined each year since to a low of 0.5 percent in 2002.

         - Industrial Production: Data for total statewide value of production is not available on a timely basis. However, two of the state's largest industries, agriculture and manufacturing, have been seeing recent declines in output volume and valuation.

         - Volume of Trade Sales: Statewide taxable retail sales last peaked in fourth quarter 2001 with sales of $8 billion. Since that time, quarterly taxable retail sales have declined in first and second quarter and flattened to zero percent growth in 3rd quarter 2002. Non-auto sales continued to decline through third quarter 2002.

         - Personal Income: The rate of growth in inflation-adjusted total personal income last peaked in 1997 at 3.7 percent and has slowed to just 1 percent in 2001. Through the first three quarters of 2002, inflation-adjusted total personal income grew 2.8 percent compared to the first three quarters of 2001.

         While these data do not necessarily indicate a recession given the positive employment and income growth, they clearly indicate slowing economic growth.

         Kansas State Government Budget Problems

         After overcoming significant obstacles in reaching a balanced budget, which is required by Kansas law, the Kansas Legislature passed a fiscal year 2004 budget, without raising taxes. The 2004 Budget gives the Governor several options with respect to the timing of the collection of property taxes and the payment of tax refunds that will provide a budget cushion to avoid a deficit and to prevent the necessity of broad spending cuts and raising taxes. The State's most recent revenue projections, however, have not been reached. Layoffs in the aviation industry and the aftermath of last year's drought have fueled a reduction in the revenue from corporate and individual income taxes collected each month. If the national and Kansas economies continue to slump, there may be future shortages of corporate and individual income tax collections that could cause the complete depletion of the cushion built into the 2004 budget and necessitate substantial increases in taxes.

         In response to the state's budget difficulties, Moodys Investors Services lowered the Kansas issues credit outlook to negative from stable on Jun 25, 2003. The financial press reported that the downgrade was a response to the state's continued reliance upon one-time sources of revenue and declining cash reserves.

         MARYLAND

         The following is a brief summary of some of the more significant matters relating to the economy of the State of Maryland. Other factors will affect State and local government issuers, and borrowers under conduit loan bond arrangements. This information constitutes only a brief summary and does not purport to be a complete description of the potential risks associated with investments in the State of Maryland. The summary is based primarily upon statistics and other information provided by Maryland agencies, official statements of the State of Maryland, independent sources, and public information available as of the date hereof, as well as oral statements from various governmental agencies. The State of Maryland and its local governments issue demographic and fiscal data infrequently, and such data will not necessarily reflect recent events and trends. The information has not been updated, nor will it be updated during the year. We have not independently verified the information. Estimates and projections are based upon assumptions which could be affected by many factors and there can be no assurance that such estimates and projections will prove, or continue, to be accurate.

          The State and Its Economy. According to the 2000 Census, Maryland's population in that year was 5,296,486, an increase of 9.4% from the 1990 Census. The population was estimated at 5,458,137 in 2002. Maryland's population is concentrated in urban areas. Approximately 89.7% of Maryland's population live in the densely populated corridor between Baltimore and Washington, D.C. Per capita income in 2002 was $36,298 in Maryland, compared to the national average of $30,941 in that year. Total personal income has grown at an average annual rate of 5.3% since 1993, marginally higher than the national average.

         Services, retail and wholesale trade, government and manufacturing (primarily printing and publishing, food and related products, instruments and similar products, industrial machinery, electronic equipment and chemical and allied products) are historically the leading areas of employment in Maryland. Maryland's economy tends to be more reliant on the service and government sectors, but less dependent on manufacturing, than the United States as a whole. Maryland's economy is particularly sensitive to changes in federal employment and spending. The percentage of personal income earned from federal and military employment in 2001 was 8.3% for Maryland residents, compared to 3.1% nationwide. Federal military facilities and defense spending play critical roles in Maryland's economy.

         Maryland's job growth rate for the annual period ending in March 2003 was 0.4%, while the nation as a whole experienced a job growth rate for that period of 0.3%. According to the United States Bureau of Labor Statistics, the unemployment rate was 4.2% in Maryland and 5.8% nationally in May 2003. Continuing uncertainty in the national and local economy could cause unemployment in Maryland to increase in the coming months.

         State Fiscal Information. The Maryland Constitution requires the State to enact a balanced budget for each of its fiscal years, which run from July 1 to June 30. Maryland ended fiscal year 2002 with a $309.1 million general fund balance on a budgetary basis and $547.9 million in the Revenue Stabilization Fund of the State Reserve Fund. The Revenue Stabilization Fund provides financial support for future needs and to reduce the need for future tax increases. However, the State can move some of those funds to cover other areas of its budget, so the actual balances may be lower in the future. As described below, over the last few years, the State has experienced revenues lower than budgeted and has needed to make transfers from the State Reserve Fund and the State's Transportation Trust Fund, in addition to enacting cuts in expenditures. Further, recent analysis for the preparation of the 2005 budget indicates that there could be a gap between revenues and spending in the range of $800 million to $1 billion for the 2005 fiscal year.

         For the fiscal year ended June 30, 2001, the principal sources of State revenue were income taxes (approximately 32.6% of total revenues), federal disbursements (approximately 25.2% of total revenues), and sales and use taxes (approximately 15% of total revenues). In 1997 the General Assembly enacted legislation to phase in a 10% decrease in the State individual income tax by 2002. In preparing its fiscal 2003 budget, the State had to accommodate an estimated $177 million reduction of revenues due to the implementation of the final 2% decrease in income tax. Federal disbursements include highway and transit reimbursements; reimbursements and grants for health care programs; categorical and matching aid for public assistance, social services, and employment security; and aid for public education.

         For the fiscal year ended June 30, 2001, the primary State expenditures were health and mental hygiene (approximately 27.2% of total expenditures), education (approximately 23.6% of total expenditures) and public safety (approximately 9.3% of total expenditures). Public education consumed the most State revenues in fiscal year 2002, and the "Bridge to Excellence in Public Schools Act," enacted in the 2002 session of the General Assembly, provides for phased-in education expenditures which are expected to reach an aggregate of $1.3 billion by fiscal year 2008. If in any fiscal year resources are not available to fund the full amount required under the Act, the State must still provide a portion of the budgeted funds. The largest expenditure under health and mental hygiene is for the Medicaid program, under which Maryland makes payments to health service vendors for treatment of low income individuals and families. In fiscal year 2001, $ 2,581.1 million was spent on this program.

         2002 Budget. On April 3, 2001, the General Assembly, which is the legislative branch of the State government, approved the budget for the fiscal year ended June 30, 2002. The 2002 budget included, among other things: (i) sufficient funds to meet all specific statutory funding requirements; (ii) sufficient funds to meet the actuarially recommended contributions for the State's seven retirement systems; (iii) funds dedicated to the debt service on the State's general obligation bonds in an amount sufficient to avoid an increase in the State's property tax; (iv) $643.9 million for capital projects (other than transportation projections) including $134 million for public school construction; (v) $3.3 billion in aid to local governments from general funds; and (vi) net general fund deficiency appropriations of $124.9 million for fiscal 2001, including $57.2 million for medical and foster care programs, $30.2 million to the State Reserve Fund and $10.3 million in aid to local governments.

         Subsequent events. Early in fiscal year 2002 it appeared that general fund revenues would be less than projected when the fiscal year 2002 budget was originally enacted. As a result, the Governor proposed cost-containment measures for fiscal year 2002. On November 14, 2001 the Board of Public Works, which is composed of the Governor, the Comptroller and the Treasurer, approved reductions to the fiscal year 2002 budget of $57.5 million, reflecting a 1.5% reduction to agencies' budgets and the implementation of a hiring freeze. In addition, $342.5 million in general fund appropriations will be reverted, primarily $322.5 million appropriated in prior fiscal years for pay-as-you-go capital projects, of which $40 million are proposed to be canceled and $201.3 million are proposed to be funded with general obligation bonds.

         In December of 2001 the Board of Revenue Estimates, which is composed of the Comptroller, the Treasurer and the Secretary of Budget and Management, reduced its estimate of general fund revenue for fiscal year 2002 by $156.8 million from the March 2001 estimates upon which the fiscal year 2002 budget was based. The reduction was the net effect of reductions totaling $276.3 million offset by an adjustment to prior years' revenue of $119.5 million. The reductions reflected decreases in the estimates of personal income taxes of $114.4 million, corporate income taxes of $96.1 million, and sales taxes of $128 million; these decreases were offset by a net increase of $63.4 million in other revenues, taxes and fees. In March 2002, the Board of Revenue Estimates again lowered its estimate for personal income tax revenues for fiscal year 2002, this time by $124.4 million, and for fiscal year 2003 by $124.7 million, based upon declines in realized capital gains. Overall, general fund revenue for fiscal year 2002 was $131 million lower than previous estimates, and personal income taxes were $217 million lower in fiscal year 2002 that had been expected.

         2003 Budget.. On April 4, 2002, the General Assembly approved the budget for the 2003 fiscal year. That budget included, among other things: (i) funds dedicated to the debt service on the State's general obligation bonds in an amount sufficient to avoid an increase in the State's property tax; (ii) $49.6 million for capital projects; (iii) $3.6 billion in aid to local governments; (iv) $181 million to the Revenue Stabilization Fund; and (v) net general fund deficiency appropriations of $171.7 million for fiscal year 2002, including $140.9 million for the Department of Health and Mental Hygiene, $30 million to the Revenue Stabilization Fund, a reduction of $9.6 million to the Dedicated Purpose Fund of the State Reserve Fund, and a reduction of $9.5 million in aid to local governments. The budget did not provide funding for an employee cost-of-living allowance, it decreased the State subsidy for the employee prescription drug plan, and it limited funding for merit increases for State employees.

         As part of the fiscal year 2003 budget plan, the General Assembly enacted the Budget Reconciliation and Financing Act, which authorized transfers and funding changes resulting in increased general fund revenues and decreased general fund appropriations. The Act provided for transfers of various fund balances in fiscal year 2002 of $281 million. In addition, the Act provided for transfers of various fund balances totaling $85.2 million in fiscal year 2003, revenue increases and adjustments, and reductions to required fiscal year 2003 expenditures. The Act uncoupled the State income tax from future federal income tax changes with an impact greater than $5 million. The Act also uncoupled State income tax from certain recently enacted federal income tax changes.

         Changes made by the Act resulted in reduced levels of required funding in certain areas, including the adoption of the "corridor" method of funding the State's contribution to its pension and retirement system. Under this method, the rate remains fixed as long as the funding level of the systems remains within the corridor of 90%-110% of full funding. The funding levels and formulae for community colleges, non-public colleges, and tourism were reduced. The adoption of the "corridor" method could reduce the State's contributions to the pension and retirement system, resulting in incomplete funding.

         Separate legislation enacted by the 2002 General Assembly increased the tobacco tax effective June 1, 2002. For fiscal year 2003 only, $80.5 million in revenues from that increase was dedicated to the fiscal year 2003 cost of the "Bridge to Excellence in Public Schools Act"; additional revenues generated by the tobacco tax increase go to the General Fund. This rate increase is expected to increase cigarette tax revenues by approximately $71 million in fiscal 2004, $70.3 million in fiscal 2005, $69.5 million in fiscal 2006, and $68.7 million in fiscal 2007.

         Subsequent events. Early in fiscal year 2003, it appeared that revenues would be less than projected when the budget was enacted, prompting a proposal for reductions from the Governor. In December 2002, revenue estimates resulted in a $344.2 million reduction in the amount of general fund revenues compared with the estimates on which the 200 budget was based. In January and February of 2003 the Board of Public Works approved cost reductions totaling $217.5 million. Revenue estimates were further reduced by $106.1 million in March 2003.

         As part of the fiscal year 2004 budget plan, the General Assembly enacted the Budget Reconciliation and Financing Act of 2003, which authorized transfers and funding changes resulting in increased general fund revenues and decreased general fund appropriations. The 2003 Act provided for transfers of various fund balances in fiscal year 2003 of $416.1 million (in addition to the $85.2 million in transfers approved in 2002). It is currently estimated that the general fund balance on a budgetary basis on June 30, 2003 will be approximately $12.1 and that, after a transfer of $249.0 million and an appropriation of $181.0 million to the general fund, the balance in the Revenue Stabilization Account of the State Reserve Fund will be $490.3 million.

         2004 Budget. On April 5, 2003, the General Assembly approved the Budget for fiscal year 2004. The Budget includes, among other things: (i) sufficient funds to the State's retirement and pension system to remain within the "corridor" method of plan funding; (ii) $9.4 million for capital projects; (iii) $3.8 billion in aid to local governments, reflecting full funding of the public school enhancements mandated under the 2002 Bridge to Excellence in Public Schools Act; and (iv) general fund deficiency appropriations of $86.4 million for fiscal year 2003. The 2004 Budget as enacted funds all fiscal year 2004 debt service on the State's general obligation bonds entirely with special funds, primarily from State property tax revenues, thereby not requiring the use of any general funds to pay debt service on the State's general obligation bonds. In addition to the $416.1 million of transfers described above, the 2003 provides for fiscal year transfers of $328.7 million, reductions in required fiscal year appropriations of $60.7 million and revenue increases of $163.0 million. These revenue increases include $59.4 million in corporate filing fees; $52.0 million from changes to withholding schedules; and $43.3 million from tax compliance-type measures. Finally, the 2004 Budget required an increase in the fiscal year 2004 State property tax rate, which the Board of Public Works increased to 13.2 cents per $100 of assessed value from 8.4 cents.

         Subsequent Events. The United States Congress enacted the Jobs and Growth Tax Relief Reconciliation Act of 2003, which will provide an estimated $333.3 million of additional federal assistance to Maryland in fiscal years 2003 and 2004. This amount is expected to offset certain of the revenues that were vetoed and any potential revenue shortfalls and reductions in estimates of fiscal year 2004 revenues.

         As referenced above, there could be a $800 million to $1 billion gap between revenues and expenditures in fiscal year 2005. The Governor plans to reduce expenditures in fiscal year 2004 to mitigate the severity of the adjustment required to balance the fiscal year 2005 budget. In anticipation of these reductions, the Governor has reserved $655.1 million of fiscal year appropriations, representing 10% of most discretionary spending programs.

         State-Level Municipal Obligations. Neither the Constitution nor general laws of Maryland impose any limit on the amount of debt the State can incur. However, Maryland's Constitution prohibits the creation of State debt unless it is authorized by a law that provides for the collection of an annual tax or taxes sufficient to pay the interest when due and to discharge the principal within 15 years of the date of issuance. Taxes levied for this purpose may not be repealed or applied to any other purpose until the debt is fully discharged. These restrictions do not necessarily apply to other issuers within the State. The General Assembly, by separate enabling act, typically authorizes a particular loan for a particular project or purpose. Beginning with its 1990 session, the General Assembly has annually enacted a Maryland Consolidated Capital Bond Loan Act, or "capital bond bill," that within a single enabling act authorizes various capital programs administered by State agencies and other projects for local governments or private institutions. The Board of Public Works authorizes State general obligation bond issues and supervises the expenditure of funds received therefrom, as well as all funds appropriated for capital improvements other than roads, bridges and highways. Maryland had $5.3 billion of State tax-supported debt outstanding, and $1,045.2 million of authorized but unissued debt, at March 31, 2003.

         The public indebtedness of the State of Maryland and its agencies can be generally divided into the following categories:

         - The State and various counties, agencies and municipalities of the State issue general obligation bonds, payable from ad valorem taxes, for capital improvements and for various projects including local-government initiatives and grants to private, nonprofit, cultural and educational institutions. The State's real property tax is pledged exclusively to the repayment of its bonds. The Board of Public Works is required to fix the property tax rate by each May 1 in an amount sufficient to pay all debt service on the State's general obligation bonds for the coming fiscal year. At least since the end of the Civil War, Maryland has paid the principal of and interest on its general obligation bonds when due. As of July 2003, the State's general obligation bonds were rated AAA by Fitch, Aaa by Moody's Investors Service, Inc., and AAA by Standard & Poor's. We cannot assure you that such ratings will be maintained in the future.

         - The Maryland Department of Transportation issues limited special-obligation bonds for transportation purposes, payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Holders of these bonds are not entitled to look to any other sources of payment.

         - The Maryland Stadium Authority issues limited special-obligation bonds and- notes to finance stadiums, conference centers and recreational facilities payable primarily from lease rentals, sports lottery and other revenues.

         - Certain other State units, such as Maryland's university systems, the Maryland Transportation Authority and the Maryland Water Quality Financing Administration, as well as several local governments, are authorized to borrow funds pursuant to legislation that expressly provides that the State will not be deemed to have given any pledge or assurance of repayment, and for which the State will have no liability for repayment. These obligations are payable solely from specific non-tax revenues of the borrowers, including loan obligations from nonprofit organizations, corporations and other private entities. The issuers of these obligations are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the quality of obligations backed by the full faith and credit of the State of Maryland. For example, the Maryland Transportation Authority issues bonds which are payable solely from collections from airline travel; any significant decline in air traffic for the Baltimore-Washington International airport could impede repayment on such bonds.

         - The State, its agencies and departments, and the various localities also enter into a variety of municipal leases, installment purchase, conditional purchase, sale-leaseback and similar transactions to finance the construction and acquisition of facilities and equipment. Such arrangements are not general obligations to which the issuing government's taxing power is pledged but are ordinarily backed by the issuer's covenant to budget for, appropriate and make the payments due. Such arrangements generally contain "non-appropriation" clauses which provide that the issuing government has no obligation to make payments in future years unless money is appropriate for such purpose on a yearly basis. In the event that appropriations are not made, the issuing government can not be held contractually liable for the payments.

         Although the State has the authority to make short-term borrowings up to a maximum of $100 million in anticipation of taxes and other receipts, in the past 20 years the State has not issued short-term tax anticipation notes or made any other similar short-term borrowings for cash flow purposes. The State has not issued bond anticipation notes except in connection with a State program to ameliorate the impact of the failure of certain State-chartered savings and loan associations in 1985; all such notes were redeemed without the issuance of debt.

         Other Issuers of Municipal Bonds. Maryland can be divided into 24 subdivisions, comprised of 23 counties plus the independent City of Baltimore. Some of the counties and the City of Baltimore operate pursuant to the provisions of charters or codes of their own adoption, while others operate pursuant to State statutes. As a result, not all localities in Maryland follow the debt-authorization procedures outlined above. Maryland counties and the City of Baltimore typically receive most of their revenues from taxes on real and personal property, income taxes, miscellaneous taxes, and aid from the State. Their expenditures include public education, public safety, public works, health, public welfare, court and correctional services, and general governmental costs. Although some of these localities have received ratings of AAA from rating agencies, these ratings are often achieved through insurance, and other issuers within Maryland have received lower ratings.

         Many of Maryland's counties have established subsidiary agencies with bond-issuing powers, such as sanitary districts, housing authorities, parking revenue authorities and industrial development authorities. For example, the Washington Suburban Sanitary Commission, which provides water and sewerage services, and the Maryland-National Capital Park and Planning Commission, which administers a park system, both issue general obligation bonds. Many of the municipal corporations in Maryland have issued general obligation bonds. In addition, all Maryland municipalities have the authority under State law to issue bonds payable from payments from private borrowers. All of these entities are subject to various economic risks and uncertainties, including the risks faced by the Maryland economy generally, and the credit quality of the securities issued by them varies with the financial strengths of the respective borrowers. Local governments in Maryland receive substantial aid from the State for a variety of programs, including public school construction and discretionary grants. The budget for fiscal years 2003 and 2004 have included an aggregate $22 million decrease in aid to local governments, at a time when many localities have already been forced to limit spending in recent months in order to achieve balanced budgets. The actual and projected budget shortfalls at the State level, and other future events, might require further reductions in or the discontinuation of some or all aid payments to local governments. Any such cutback in State aid will adversely affect local economies.

         Risks and Uncertainties. Generally, the primary default risk associated with government obligations is the nonpayment of taxes supporting such indebtedness. In addition, certain debt obligations in the Nations Maryland Intermediate Bond Fund may be obligations of issuers other than the State of Maryland, such as those listed above. Although the State of Maryland regularly receives the highest ratings from ratings agencies, local governments and other issuers may have higher debt-to-assessment ratios, and/or greater credit risk, than the State itself, and as a result may be unable to repay the State on the underlying indebtedness.. Other obligations are issued by entities which lack taxing power to repay their obligations, such as industrial development authorities and housing authorities. Certain debt may be obligations which are payable solely from the revenues of private institutions within one industry, such as health care. The default risk may be higher for such obligations, since the decline in one industry could impede repayment. In addition, the Nations Maryland Intermediate Bond Fund may include obligations issued by the government of Puerto Rico, the U.S. Virgin Islands or Guam or their authorities; any such obligations will bear their own particular risks in addition to any general risks described herein.

         The uncertainty of the national economy has hurt and could continue to adversely affect Maryland and its localities and other borrowers. Maryland's economy is unusually dependent on the federal government and the service sector because a large percentage of Maryland residents are employed in those fields. In addition, a significant proportion of Maryland's revenues comes from the federal government, both in direct aid and through federal payment for goods and services provided by Maryland businesses and local governments. Further slowdown in the service sector, or reduction in federal jobs or funds available to Maryland, could create budget difficulties at the State and local level. Maryland's small businesses, which make up the core of Maryland's economy, are particularly vulnerable to the effects of a faltering national economy. Economic decline could also decrease income tax and sales tax revenues, which are important components of the State's budgeted revenues. In addition, investment income on the State's investment portfolio is likely to continue to be lower than in prior years as a result of reductions in the size of the portfolio and the substantially lower interest rates in the marketplace. These downward trends could continue, forcing Maryland to further decrease spending, cut employment, raise taxes or take other measures to balance its budget. These and other factors will also affect the county and local economies in Maryland, and to the extent they stress the State's budget, will diminish the amount of State aid available to local jurisdictions.

         Finally, recent national and international developments could have a materially adverse effect on the economy in Maryland. Governments and businesses could incur costs in replacing employees who are called to serve in the armed forces. Layoffs and cutbacks in the transportation and tourism industries could increase unemployment in Maryland, and declines in related industries could hamper Maryland's economy. Baltimore and other municipalities, many of which were already experiencing fiscal pressures due to the slowing economy and other factors, now need additional funds to cover some of their anti-terrorism costs. However, we cannot assure you that such funds will be available; if such funds are unavailable, these jurisdictions could face economic difficulties in the future. Economic factors affecting the State will also affect the counties and the City of Baltimore, as well as agencies and private borrowers. In particular, local governments depend on State aid, and any cutbacks in such aid required to balance the State budget could adversely affect local budgets. If negative trends continue, Maryland's State and local governments might need to take more drastic measures, such as increasing taxes, to balance their budgets.

         NEW YORK

         The following information relates specifically to New York Tax-Exempt Reserves. The information about New York State and its municipalities, including, in particular, New York City, constitutes only a brief summary of a number of complex factors that may affect issuers of New York municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of New York municipal bonds may be subject. This information is derived from official statements utilized in connection with the issuance of municipal bonds by New York State, New York City and other municipalities as well as from other publicly available documents. Such information has not been independently verified by us and we assume no responsibility for the completeness or accuracy of such information. The summary below does not include all of the information pertaining to the budget, receipts and disbursements of the State of New York or New York City that would ordinarily be included in various public documents issued thereby, such as an Official Statement prepared in connection with the issuance of general obligations bonds of the State of New York. Such an Official Statement, together with any updates or supplements thereto, may generally be obtained upon request to the budget office of the State of New York.

         The New York State Economy

         New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. Travel and tourism constitute an important part of the State's economy. As in most states, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. To the extent that a particular industry sector represents a larger portion of the State's total economy, the greater impact that a downturn in such sector is likely to have on the State's economy. Beginning in 2003, federal and state government employment and wage statistics are being reported in accordance with the new North American Industry Classification System ("NAICS").

         The services industries, under NAICS, includes professional and business services, education and healthcare, leisure and hospitality services, and other services. These industries account for more than four of every ten nonagricultural jobs in New York, and have a noticeably higher proportion of total jobs than does the rest of the nation. With the exception of the professional and business services sector, the services industries tend to be relatively low-paying, accounting for only about one third of total State wages.

         Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating and electrical equipment products are located in the upstate region.

         The trade, transportation, and utilities sector, as defined under NAICS, accounts for the largest component of New York State's nonagricultural employment, but only the third largest when measured by income share. This sector accounts for slightly less employment and wages for the State than for the nation. This sector tends to offer low-income employment, particularly within the retail trade industry.

         New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although the sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

         Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, apples and other fruits, and fresh vegetables. New York ranks among the nation's leaders in the production of these commodities.

         Federal, state and local government together are the second largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

         The September 11th terrorist attack had a more severe impact on the New York economy than on any other state. The State economy only now appears to be emerging from the most recent recession. State employment is projected to rise
0.3 percent in 2003, following a steep decline of 1.8 percent in 2002. Similarly, wage income is estimated to rise 2.0 percent in 2003, following a decline of 3.8 percent in 2002. Both wage and total personal income growth for 2003 are expected to be well below historical averages, due in part to further declines in bonus payments, primarily in the banking and finance sector, for the first quarter of 2003 on a year-over-year basis. The State unemployment rate in 2002 was 6.1 percent and is expected to remain virtually unchanged for 2003.

         In addition to risks associated with the national economic forecast, there also exist specific risks to the State economy. Chief among them is a more prolonged downturn in the financial sector than is currently projected, producing sharper declines in both employment and compensation. Moreover, significant numbers of business relocations out of the State would likely result in slower job and income growth as well. In contrast, a stronger national economy than expected could result in stronger equity market growth and, in turn, a stronger demand for financial market services, fueling stronger income growth in that sector.

         New York State Budgetary Outlook

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         Overview. New York State's current fiscal year began on April 1, 2003 and ends on March 31, 2004. On January 29, 2003, Governor Pataki issued his proposed 2003-04 fiscal year budget (the "Executive Budget"). On March 31, 2003, the State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2003-04 fiscal year. On May 2, 2003, the Legislature completed action on the remaining appropriations and accompanying legislation constituting the budget for the 2003-04 fiscal year. The Governor vetoed substantial portions of the budget revisions enacted by the Legislature, but the Legislature overrode the vetoes on May 15, 2003. Accordingly, the State Division of the Budget ("DOB") issued the Enacted Budget Financial Plan on May 28, 2003 (the "Enacted Plan") that reflected final action on the 2003-04 State Budget by the Legislature.

         The Enacted Plan contains estimates and projections of future results that should not be construed as statements of fact. These estimates and projections are based upon various assumptions that may be affected by numerous factors, including future economic conditions in the State and nation and potential litigation concerning actions by the State Legislature in enacting the 2003-04 budget. There can be no assurance that actual results will not differ materially and adversely from the estimates and projections contained in the Enacted Plan.

         The 2003-04 Executive Budget reflected recommendations to close a combined 2002-03 and 2003-04 budget gap of over $11.5 billion. These recommendations included savings from spending restraint of $6.3 billion, tobacco securitization proceeds of $3.8 billion, and revenue/fee increases of $1.4 billion. Assuming these budget recommendations were enacted in their entirety, the Executive Budget projected potential outyear budget gaps of $2.8 billion in 2004-05 and $4.1 billion in 2005-06.

         The Legislature completed action on the budget for the 2003-04 fiscal year on May 15, overriding the Governor's vetoes of $3.2 billion in tax increases and spending additions. DOB analysis of the Enacted Plan indicates that changes since the Executive Budget will increase General Fund spending by $2.3 billion above the levels recommended by Governor Pataki. As compared to the Executive Budget, revenues are projected to increase by $1.4 billion, reflecting enacted tax and revenue increases offset by lower revenue results for 2002-03 and the April income tax settlement. This leaves the General Fund financial plan with a potential imbalance of approximately $900 million in 2003-04, and increases the outyear gaps by $3.7 billion in 2004-05 and $4.2 billion in 2005-06, before potential benefits provided by recently enacted Federal aid changes and savings from a Fiscal Management Plan being developed. Also excluded are revenues from certain measures enacted by the Legislature that DOB considers to be too speculative. The combination of Federal aid and management actions are expected to keep the 2003-04 budget in balance.

         In order to manage cash flow, assure budget balance in the current fiscal year, and begin to address significant 2004-05 and 2005-06 budget gaps, the Governor directed DOB to develop a Fiscal Management Plan to reduce State operations costs, curtail non-essential spending, and identify other cost containment actions to bring the General Fund into balance. This plan will be developed in cooperation with State agency managers and is expected to be detailed by the time the State's First Quarterly Financial Plan Update is released in July. Elements of the plan are expected to include: (i) continuing statewide austerity measures that limit discretionary spending, ban non-essential travel, and restrict or terminate lower-priority capital spending and other contractual liabilities; (ii) mandating agency management plans to eliminate, consolidate, and streamline governmental services; (iii) making significant further reductions in the State workforce; (iv) maximizing Federal aid; and (v) developing cost containment proposals that can be presented for legislative action later in 2003-04.

         As noted in the messages accompanying the Governor's vetoes, certain appropriations and spending authorizations may be legally flawed. The State will review all such authorizations and continue to assess the degree to which any legal deficiencies may reduce overall spending levels.

         DOB will also monitor and work to achieve additional revenues, as specified in the Senate Finance Committee Staff Report on the Budget, from certain measures enacted by the Legislature that DOB believes are speculative in nature and thus not reflected in the Enacted Plan. These include video lottery terminals ("VLTs") at racetracks (legislative value of $150 million), collection of cigarette and motor fuel taxes on Indian Reservations (legislative value of $186 million), and collection of use tax (legislative value of $25 million), as well as other measures that the Legislature believes will reduce the outyear gaps (casino revenue and streamlined sales tax are examples).

         General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 2003-04 fiscal year, the General Fund is expected to account for approximately 41 percent of All Governmental Funds disbursements. General Fund moneys are also transferred to and from other funds, primarily to support certain capital projects and debt service payments in other fund types.

         Revenue Actions. Revenue actions included with the 2003-04 Enacted Plan include: a personal income tax increase ($1.4 billion); a limited liability company filing fee increase ($26 million); income tax withholding for certain partnerships ($15 million); reduced interest for late refunds ($5 million); increasing the State sales tax rate from 4 percent to 4.25 percent ($450 million); temporarily replacing the permanent sales tax exemption on items of clothing and shoes priced under $110 with a sales tax free week in August 2003 and another in January 2004 for the same items and thresholds ($449 million); including the New York City cigarette excise tax in the sales tax base ($7 million); changing the tax structure for insurance companies ($158 million); decoupling from the Federal bonus depreciation provisions ($58 million); decoupling from Federal expensing provisions for SUVs; and reducing the time period for collecting abandoned property related to the demutualization of insurance companies ($75 million). In total, the Budget includes over $2.4 billion in revenue actions including those contained in the Executive Budget.

         As part of the Enacted Plan the Legislature also enacted tobacco securitization legislation that creates a bankruptcy-remote corporation to securitize all or a portion of the State's future share of tobacco settlement payments. The corporation will issue debt backed by payments from the tobacco industry under the master settlement agreement (MSA) and a contingent-contractual obligation on behalf of the State to pay debt service if MSA payments prove insufficient. The structure is designed to reduce overall borrowing costs to a level comparable to a typical State bond sale. The Enacted Plan assumes net proceeds of $3.8 billion ($1.9 billion on an adjusted basis) from this transaction in 2003-04 and $400 million in 2004-05; these amounts are reflected as miscellaneous receipts in the Enacted Plan. It is possible that, in order to reduce costs of issuance, take advantage of current low interest rates and improve its cash flow balances, the State may securitize amounts sufficient to receive the entire $4.2 billion in 2003-04, reserving the $400 million for 2004-05 budget balance.

         General Fund Receipts. Total General Fund receipts in support of the 2003-04 Enacted Plan are projected to be $39.84 billion, an increase of $544 million from the $39.30 billion recorded in 2002-03. This total includes $28.56 billion in tax receipts, $3.67 billion in miscellaneous receipts, and $7.61 billion in transfers from other funds. The increase largely reflects the impact of revenue actions adopted with the budget. There are additional legislative actions enacted with the 2003-04 Budget that may have a positive impact on revenues but are too speculative at this point to value with any confidence, including the addition of a use tax line on the personal income tax return, non-resident sales of real property, six-day liquor sales, and VLTs.

         Provisions enacted with the 2003-04 Budget relating to the Local Government Assistance Corporation ("LGAC") and the Municipal Assistance Corporation of the City of New York ("MAC") appear to intend that the State assume responsibility for debt service payments on the remaining $2.5 billion in outstanding MAC bonds. Thirty annual payments of $170 million from sales tax receipts dedicated to LGAC are authorized to be pledged to a New York City-created not-for-profit corporation allowing the maturity of the debt to be extended through 2034, well beyond the original 2008 maturity of the outstanding MAC debt. The structure of this bonding may be flawed and State counsel are continuing to evaluate the constitutional and legal issues raised by the legislation, the implications on the State's Debt Reform Act of 2000, and the impact on LGAC and other bondholders.

         General Fund Disbursements. Total General Fund disbursements, including transfers to support capital projects, debt service and other purposes, are estimated at $40.84 billion for 2003-04, an increase of $1.32 billion or 3.4 percent from 2002-03. The annual growth in spending is primarily attributable to the use of non-recurring offsets in the previous fiscal year for welfare assistance programs ($631 million), higher costs for General State Charges mostly due to pensions and health insurance ($467 million), additional spending for member items ($350 million), and growth in Medicaid ($318 million), offset by lower State Operations spending ($547 million).

         Total projected spending in the 2003-04 Enacted Plan is $2.33 billion higher than the level recommended in the Governor's Executive Budget. Spending changes primarily reflect net legislative restorations and additions in Medicaid ($840 million), school aid ($599 million), funding for member items ($200 million), higher education programs ($193 million), handicapped/all other education programs ($132 million), and welfare programs ($114 million).

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

         In addition, the net spending changes include certain costs resulting from the Legislature's action or inaction on several spending items. Examples include a $200 million lump sum appropriation for member items that the Legislature valued at $100 million; various Medicaid savings DOB believes are not fully attainable including additional Federal reimbursement for prescription drug costs and home care costs; and inaction on cost containment provisions that DOB believes results in higher welfare costs.

         Non-Recurring Actions. A total of $5.1 billion in gross nonrecurring actions, with a net impact of $3.2 billion on the financial plan, are incorporated in the 2003-04 Enacted Plan. These include resources from the securitization of tobacco settlement payments ($3.8 billion), the use of Federal Temporary Assistance for Needy Families ("TANF") moneys to offset General Fund welfare, Higher Education Services Corporation ("HESC") and school aid program spending ($458 million), spending delays for a Medicaid cycle and Tuition Assistance Program ("TAP") payments ($274 million), the one-time shift of various pay-as-you-go capital projects to bonding ($122 million), debt management actions to reduce debt service costs ($161 million), recoveries of school aid and welfare overpayments ($88 million), abandoned property collections ($75 million), and various routine fund sweeps ($138 million).

         The 2003-04 spending projections include $1.9 billion of one-time payment delays from 2002-03 pending receipt of tobacco securitization proceeds. These one-time payment deferrals are "matched-up" with $1.9 billion of the $3.8 billion tobacco proceeds, for a net one-time impact of $3.2 billion ($5.1 billion of total actions offset by $1.9 billion linked to one-time costs).

         General Fund Closing Balance. The Enacted Plan projects a closing General Fund balance of $730 million at the end of the 2003-04 fiscal year. The closing balance represents monies on deposit in the Tax Stabilization Reserve Fund ($710 million) and the Contingency Reserve Fund ($20 million). DOB believes that the balance assurances achievement of $912 million of savings from the Fiscal Management Plan including additional Federal aid.

         Outyear Projections of Receipts and Disbursements. General Fund budget gaps for the 2004-05 and 2005-06 fiscal years have increased significantly. DOB currently estimates that spending and revenue actions in the Enacted Plan in concert with events since presentation of the Executive Budget will increase gaps to over $6 billion in 2004-05 and $8 billion in 2005-06, before reflecting any savings from the Fiscal Management Plan or additional Federal aid. The Fiscal Management Plan savings will be implemented in 2003-04, and these actions coupled with new Federal assistance are expected to produce recurring savings in the outyears, reducing the gaps by approximately $900 million in each year.

         Future budget gaps are subject to substantial revision as additional information becomes available about the national and State economies, financial sector activity, entitlement spending and social service caseloads, and State reimbursement obligations that are driven by local government activity. Key factors include: end-of-year business tax collections; calendar year economic results; year-end financial sector bonus income data; the school aid database update in November; and quarterly Medicaid cycle trend analysis. These factors have historically been subject to a high degree of fluctuation across the forecast period, and could produce results above or below the current projections.

         All Governmental Funds. All Governmental Funds includes activity in the four governmental funds types: the General Fund, Special Revenue Funds, Capital Projects Funds, and Debt Service funds. All Governmental Funds spending combines State funds with Federal grants across these fund types. It excludes Fiduciary, Internal Services, and Enterprise Funds.

         All Governmental Funds receipts are projected to be $93.82 billion in 2003-04, an increase of $3.85 billion or 4.3 percent from 2002-03. Tax receipts are projected to increase by $2.0 billion to total $42.67 billion primarily reflecting the impact of the enacted tax increases. Miscellaneous receipts are projected to increase by $1.65 billion to total $17.71 billion over 2002-03. The growth in All Governmental Funds miscellaneous receipts primarily reflects the timing of the receipt of bond proceeds to reimburse capital spending, economic development spending, and SUNY tuition increases, offset by the expected decline in General Fund miscellaneous receipts.

         Federal Grants are projected to total $33.44 billion, an increase of $202 million from 2002-03. Federal grants represent reimbursement from the Federal government for programs financed by the State in the first instance. Federal receipts are generally assumed to be received in the State fiscal year in which spending is incurred.

         All Governmental Funds spending is estimated at $94.47 billion in 2003-04, an annual increase of $3.52 billion or 3.9 percent. The spending growth is comprised of the State Funds increases of $3.38 billion and growth in Federal Funds of $143 million. The growth in Federal spending is primarily due to increases for Medicaid ($1.02 billion), offset by declines in welfare ($426 million), World Trade Center costs ($302 million) and education ($180 million).

         Special Considerations. The September 11, 2001 terrorist attacks in New York City and the lingering effects of a slow national economy are expected to have continued adverse consequences for the State.

         Another uncertainty is the assumed performance of the financial sector. The securities industry is more important to the New York economy than to the national economy as a whole, amplifying the impact of any new downturn in the financial markets. A further reduction in financial sector jobs coupled with a large negative change in stock market performance would result in wage and unemployment levels that are significantly different from those embodied in current State planning.

         Aside from the recent terrorist attacks in New York City, many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's financial planning. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The State's Enacted Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies.

         Based on current projections, the 2003-04 Enacted Plan depends in part on the implementation of a Fiscal Management Plan to maintain budget balance in the current fiscal year. The Fiscal Management Plan currently under development by DOB is expected to contain a range of actions that can be implemented administratively, as well as proposals that may require legislative approval. The Fiscal Management Plan will also integrate savings from the Federal aid package enacted by Congress on May 23, 2003. DOB estimates the Federal package will provide the State and localities a total of $2.1 billion in fiscal relief over the next two State fiscal years, consisting of a temporary 2.95 percent increase in the Federal matching rate for State Medicaid expenditures (valued at $1.5 billion) and unrestricted aid payments (valued at $645 million). The Federal aid is expected to enhance the State's flexibility in preparing the Fiscal Management Plan and maintaining a balanced budget in the 2003-04 fiscal year. DOB expects to incorporate the Fiscal Management Plan into its projections by the release of the First Quarterly Update to the Enacted Plan.

         The Executive is reviewing legal questions surrounding certain actions taken by the Legislature in enacting the 2003-04 budget. The State Constitution provides that the Legislature may not alter an appropriation bill submitted by the Governor except to strike out or reduce items, or to add appropriations that are stated separately and distinctly from the original appropriations. A number of court cases have interpreted and clarified the Legislature's powers to act on the appropriations contained in the Executive Budget. In light of the provisions of the State Constitution and existing case law, the Executive believes that the Legislature, in enacting changes to the Governor's Executive Budget for 2003-04, may have acted in a manner that violates State constitutional and statutory requirements.

         Labor contracts between the State and most State employee unions expired on March 31, 2003 and collective bargaining negotiations are underway on a new round of contracts. The Enacted Plan contains no reserves to finance potential new costs related to any new labor agreements. DOB projects that every one percent increase in salaries for all State employees would result in a General Fund cost of approximately $80 million.

         DOB expects the State's cash flow position to experience pressure in the first quarter of the 2004-05 fiscal year. A number of administrative options are available to DOB to manage General Fund cash flow needs during any fiscal year. The State is prohibited from issuing seasonal notes in the public credit markets to finance cash flow needs, unless the State satisfies certain restrictive conditions imposed under the LGAC statute and related bond covenants

         An ongoing risk to the Enacted Plan arises from the potential impact of certain litigation and Federal disallowances now pending against the State, which could produce material adverse effects on the State's projections of receipts and disbursements. For example, the Federal government has issued a draft disallowance for certain claims, and deferred the payment of other claims, submitted by school districts related to school supportive health services. It is unclear at this time what impact, if any, such disallowances may have on the State Enacted Plan in the current year or in the future. The Enacted Plan assumes no significant Federal disallowances or other Federal actions that could adversely affect State finances.

         In the past, the State has taken management actions to address potential financial plan shortfalls, and DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year. To help guard against such risks, the State is maintaining a total of $730 million in General Fund reserves, after implementation of the Fiscal Management Plan.

         New York City

         New York City, with a population of approximately 8 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the city's total employment earnings. Additionally, the city is the nation's leading tourist destination. Manufacturing activity in the city is conducted primarily in apparel and printing.

         The fiscal health of New York State is also be affected by the fiscal health of New York City, which continues to receive significant financial assistance from the State. State aid contributes to New York City's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of New York City and certain entities issuing debt for the benefit of New York City to market their securities successfully in the public credit markets. In addition, the Federal budget negotiation process could result in reductions or delays in the receipt of Federal grants, which would have additional adverse effects on the City's cash flow or revenues. For each of the 1981 through 2001 fiscal years, the City had an operating surplus, before discretionary transfers, and achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP") after discretionary transfers. Historically, the City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. Particularly given the continuing impact of September 11th and the expected reduction in economic activity in the City, there can be no assurance that the City will be able to maintain balanced operating results as required by State law without reductions in City services or entitlement programs to tax or other revenue increases that could adversely affect the City's economic base.

         As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and includes the City's capital, revenue, and expense projections, and outlines proposed gap-closing programs for years with projected budget gaps. It also prepares a comprehensive annual financial report each October describing its most recent fiscal year.

         For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such delays will not have adverse impacts on the City's cash flow or expenditures.

         The June 2002 financial plan included gap-closing actions of $4.8 billion that balance the 2002-2003 budget. The 2002-2003 gap-closing program included resources from agency actions and actions to be taken by the Federal and State governments and the municipal unions. The 2002-2003 budget also includes $1.5 billion in bond proceeds from the Transitional Finance Authority ("TFA") to mitigate a portion of the lost tax revenues related to the attack on the World Trade Center on September 11, 2001.

         On January 28, 2003, the City released a modification to its four-year financial plan, which incorporated changes since the June 2002 financial plan. Compared to the June Plan, the January modification projects significantly lowered tax revenues due to the continuing decline in financial services sector profits, and reflected other revised forecasts, such as higher pension costs. The modification also reflected the implementation of an 18.49 percent property tax increase, effective January 1, 2003, as well as agency actions to reduce planned spending and increased revenues that were included in the November modification.

         The January modification assumed the successful implementation of a program to close projected gaps of approximately $486 million in fiscal year 2002-2003 and $3.4 billion in fiscal year 2003-2004. The modification included further reductions in planned agency spending, revenue increases, and City proposals that required approval by the State ($1.7 billion) and Federal governments ($850 million) and the municipal unions ($600 million). The gap-closing program also assumed a $600 million retroactive payment and an ongoing $92 million payment from the

Port Authority of New York and New Jersey for airport leases. The financial plan did not include wage increases for any City employees beyond the current round of collective bargaining and did not make any assumptions regarding State aid provided in the Governor's Executive Budget.

         On April 15, 2003 the City released the Executive Budget for 2003-04 and, primarily as a result of the continued decline in the tax revenue forecast and added costs arising from the State's Executive Budget (published after the January preliminary budget) the budget gap was projected to be $3.8 billion in FY 2003-2004. The plan anticipated closing this budget gap through a $600 million gap-closing program, state actions totaling $2.7 billion (included a request for restoration of executive budget cuts, PIT reform and other State legislative proposals), $1 billion contingency plan if the State failed to act on these proposals, a streamlining of the delivery of social services saving $75 million, a Federal program worth $200 million and $200 million in revenue as part of the phased-in payment for the airport lease.

         The City recognized $2.7 billion in State assistance as a result of the 2003-04 State Budget that was enacted in May 2003. As a result of an agreement on June 25, 2003 between the Mayor and the City Council Speaker, which made certain restorations and other adjustments to the budget, the budget gap of $6.4 billion was closed and the New York City Budget was balanced at $44 billion for the 2003-04 fiscal year.

         In response to New York City's fiscal crisis in 1975, New York State took action to assist New York City in returning to fiscal stability. Among those actions, the state established the Municipal Assistance Corporation for the City of New York to provide financing assistance to New York City; the New York State Financial Control Board (the "Control Board") to oversee New York City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the city was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. New York State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) New York City operating budget deficit of more than $100 million or impaired access to the public credit markets.

         To successfully implement its financial plan, New York City and certain entities issuing debt for the benefit of New York City must market their securities successfully. This debt is issued to finance the rehabilitation of New York City's infrastructure and other capital needs and to refinance existing debt, as well as to finance seasonal needs. In recent years, the state constitutional debt limit would have prevented New York City from entering into new capital contracts. To prevent disruptions in the capital program, two actions were taken to increase New York City's capital financing capacity: (i) the State Legislature created the New York City Transitional Finance Authority in 1997, and (ii) in 1999, New York City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. In addition, the City issues revenue notes and tax anticipation notes to finance seasonal working capital requirements. The success of projected public sales of these bonds and notes will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes, and the Water Authority and Transitional Finance Authority bonds.

         Litigation

         Both New York State and New York City are currently defendants in significant numbers of lawsuits. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determination in certain of them could have a material adverse effect upon the State and City's ability to carry out their respective financial plans.

         Other New York Risk Factors

         When compared with the average ratings among other states of full faith and credit state debt obligations, the credit risk associated with obligations of the State of New York and its agencies and authorities, including general obligation and revenue bonds, "moral obligation" bonds, lease debt, appropriation debt and notes is higher than average. Moreover, the credit quality of such obligations may be more volatile insofar as the State's credit rating has historically been upgraded and downgraded much more frequently than most other states.

         The combined state and local taxes of residents of the State of New York, and particularly of residents of New York City, are among the highest in the country, which may limit the ability of New York State and its localities to raise additional revenue. In addition, combined state and local debt per capita in New York State is significantly above the national average and debt service expenditures have represented an increasing claim on state and local budgets.

         The creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and there is no responsibility on the part of the State of New York to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within New York, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on New York State of any future requests by localities for additional oversight or financial assistance may not be fully reflected in the projections of the State's Enacted Plan for 2003-04 or thereafter.

         Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial conditions of such issuers. We cannot predict whether or to what extent such factors or other factors may affect the issuers of New York municipal bonds, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities.

         NORTH CAROLINA

         The North Carolina Constitution requires that the total expenditures of the State for the fiscal period covered by the budget not exceed the total receipts during the period plus any surplus remaining in the State Treasury at the beginning of the period. The State operates on a fiscal year ending June 30th. The North Carolina General Assembly adopts a biennial budget during its long session held in odd-numbered years. During the short sessions, held in even-numbered years, the General Assembly makes adjustments to the budget based on revenue collections. The General Assembly attempts to complete its work on the budget by the end of the previous fiscal year. The biennial budget for 2003-2005was adopted on June 30, 2003.

         The State of North Carolina is the eleventh most populous state according to the 2000 Census. Its economy is a combination of manufacturing, agriculture, services and tourism. In recent years, the State has moved from an agricultural economy to a service and goods producing economy. In 2000, the State led the nation in the production of textile mill and tobacco products, was second in the nation in furniture and fixtures production, and was among the nation's largest producers of pharmaceuticals, electronic and telecommunications equipment. The principal agricultural products are poultry, pork and tobacco. Charlotte is now the second largest financial center in the nation, based on the assets of banks headquartered there. The Research Triangle (Raleigh/Durham/Chapel Hill) boasts three major universities and is known internationally for its technology and pharmaceutical industries. The State's seasonally adjusted unemployment rate in May 2003 was 6.1% (May 2002 was 6.8%). Between December 2001 and December 2002, the State lost approximately 18,000 manufacturing jobs due to the transfer of jobs overseas.

         The total General Fund appropriations and authorized reserve expenditures for the 2002-2003 fiscal year were $14.35 billion. Despite reducing appropriations and raising the State sales tax 1/2 % to 4.5% and the top tax bracket for personal income taxes to 8.25%, the State faced a budget shortfall of approximately $300 million for the year. The shortfall was primarily a result of an under-realization of budgeted revenues and increased Medicaid expenditures exceeding budgeted appropriations. Both the under-realization of revenues and the increased Medicaid expenditures can be attributed to the on-going national and North Carolina economic recession, the severity of which was deepened by the impact of the September 11, 2001 terrorist attacks. Governor Michael Easley, through his executive powers, covered the 2002-2003 shortfall by reserving funds from State agencies and is expected to do so, as necessary, during 2003-2004.

         The budget adopted on June 30, 2003 appropriates $14.78 billion in General Fund appropriations and authorized reserve expenditures for the 2003-2004 fiscal year and $15.56 billion for the 2004-2005 fiscal year. Approximately $163,383,597 will remain unappropriated in 2003-2004 and $52,576,146 in fiscal year 2004-2005. To balance the budget, the General Assembly opted to extend the taxes increased in 2001 and slated to sunset on July 1, 2003. The General Assembly approved the transfer of $315 million from the Tobacco and Highway Trust Funds. The General Assembly also used one-time federal assistance in the amount of $510 million to increase

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availability in the 2003-2004 fiscal year and $150 million was allocated to the
State's Savings Reserve Account (the Rainy Day Fund) for emergency situations.

         In November 2000, the State's voters approved the issuance of $3.1 billion in bonds to finance identified repairs and renovations to facilities at the University of North Carolina's sixteen campuses and the State's community colleges ($2.5 billion for the universities and $600 million for the community colleges). If all of these bonds are issued, currently expected by fiscal year 2005-2006, these bonds would more than double the amount of the State's bonds outstanding.

         The following are cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. Although an adverse result in any of the cases could have negative budgetary consequences beginning as early as fiscal year 2003-2004, in the opinion of the Department of State Treasurer after consultation with the Attorney General, an adverse decision in any of these cases would not materially adversely affect the State's ability to meet its financial obligations.

         1. Hoke County et al. v. State of North Carolina, (formerly, Leandro et. al. v. State of North Carolina and State Board of Education) - Funding of Public Education. On May 25, 1994, the plaintiffs in Leandro et al.
v. State of North Carolina and State Board of Education filed suit in North Carolina Superior Court requesting a declaration that the public education system of the State, including its system of funding, (1) violates the State Constitution by failing to provide adequate or substantially equal educational opportunities and denying due process of law and (2) violates various statutes relating to public education. Five other school boards and students in those jurisdictions intervened, alleging claims for relief on the basis of the high proportion of at-risk and high-cost students in their counties' systems. The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable state law. The State filed a motion to dismiss, which was denied. On appeal, the North Carolina Supreme Court upheld the present funding system against the claim that it unlawfully discriminated against low wealth counties, but remanded the case for trial on the claim for relief based on the Court's conclusion that the State Constitution guarantees every child the opportunity to obtain a sound basic education. On remand, the case, now known as Hoke Co. et al. v. State, focused on the education system in one county that was deemed to exemplify the conditions in low wealth school districts. The trial of the case was held in the fall of 1999. On October 26, 2000, the trial court, as part of a three part ruling, concluded that at risk children in the State are constitutionally entitled to such pre-kindergarten educational programs as may be necessary to prepare them for higher levels of education and the "sound basic education" mandated by the Supreme Court. On March 26, 2001, the Court issued Section Three of the three-part ruling, in which the judge ordered all parties to investigate certain school systems to determine why they are succeeding without additional funding. The State filed a Notice of Appeal to the Court of Appeals, which resulted in the Court's decision to re-open the trial and call additional witnesses. That proceeding took place in the fall of 2001. On April 4, 2002 the Court entered Section Four of the ruling, ordering the State to take such actions as may be necessary to remedy the constitutional deficiency for those children who are not being provided with access to a sound basic education and to report to the Court at 90-day intervals remedial actions being implemented. Although a Notice of Appeal has again been filed, the State did not seek a stay of the order and has undertaken preliminary measures to respond to the Court's directive. The magnitude of State resources which may ultimately be required cannot be determined at this time, however, the total cost could exceed $100 million. The Supreme Court has accepted the case and oral argument is scheduled for September 10, 2003.

         2. N.C. School Boards Association, et. al. v. Richard H. Moore, State Treasurer, et. al. - Use of Administrative Payments. On December 14, 1998, plaintiffs, including county school boards of Wake, Durham, Johnston, Buncombe, Edgecombe and Lenoir Counties, filed suit in Superior Court requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are fines which under the North Carolina Constitution must be paid to the schools. On December 14, 2001 the North Carolina Superior Court granted summary judgment in favor of the plaintiffs on all issues, concluding that the funds in dispute are civil fines or penalties required by Article IX, Section 7 of the Constitution to be remitted to the public schools in the county where the violation occurred. The court further determined a three-year statute of limitations applies, making the order retroactive to December, 1995. The matter was argued in February, 2003 before the North Carolina Court of Appeals. The amount in controversy is approximately $84 million.

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         3.       Southeast Compact Commission - Disposal of Low-level
Radioactive Waste. North Carolina and seven other southeastern states created the Southeast Interstate Low-level Radioactive Waste Management Compact to plan and develop a site for the disposal of low-level radioactive waste generated in the member states. North Carolina was assigned responsibility for development of the first disposal site, with costs to be distributed equitably among the Compact members. In 1997, the Compact Commission discontinued funding of the development of the North Carolina site, alleging that the State was not actively pursuing the permitting and development of the proposed site. North Carolina withdrew from the Compact in 1999. The Compact subsequently asked the United States Supreme Court to accept its Complaint against North Carolina demanding the repayment, with interest, of $80 million of Compact payments expended on the permitting of the site, plus $10 million of future lost income, interest and attorney fees. The Supreme Court denied this motion in August, 2001. On August 5, 2002, the Compact, with the addition of four member states as plaintiffs, filed a new motion requesting the United States Supreme Court to accept the claim under its original jurisdiction. The Supreme Court requested the Solicitor General to comment on this motion. The State replied, requesting that the motion be denied. On June 16, 2003, the United States Supreme Court accepted the original jurisdiction of the case and directed the State to file an answer. The North Carolina Attorney General's office believes that sound legal arguments support the State's position in this matter.

         4.       State Employees Association of North Carolina v. State; Stone
v. State -- Diversion of Employer's Retirement System Contribution. On May 22, 2001, SEANC filed an action in North Carolina Superior Court demanding repayment of approximately $129 million in employer retirement contributions to the Retirement System. The Governor withheld, and subsequently used, the withheld funds under his constitutional authority to balance the state budget. The trial court dismissed the action on May 23, 2001, and the Court of Appeals affirmed this dismissal on December 3, 2002. SEANC filed a notice of appeal in the North Carolina Supreme Court. On June 13, 2003, the Supreme Court reversed the Court of Appeals on issues related to class standing and remanded with instructions to consider procedural issues, raised but not addressed by the Court of Appeals. In June 2002, the Stone case was filed in North Carolina Superior Court on behalf of individual state employees and retirees seeking repayment of the withheld employer contribution and a prohibition against future diversions. The State has filed a motion to dismiss. The North Carolina Attorney General's Office believes that sound legal arguments support the state's defense of these cases.

         5. Cabarrus County v. Tolson -- Diversion of Local Government Tax Reimbursements and Shared Revenue. On September 17, 2002, six counties and three municipalities filed suit against the Secretary of Revenue in North Carolina Superior Court, demanding that the State release payments of local tax reimbursements and shared revenues in excess of $200 million and a prohibition against future diversions. Other counties, municipalities and some individuals have moved to be added as plaintiffs. The Governor, in the exercise of his constitutional responsibility to balance the state budget, withheld approximately $211 million designated by statute for payment to local governments. The North Carolina Attorney General's Office believes that sound legal arguments support the defense of this action and has filed a motion to dismiss.

         6. Goldston v. State of North Carolina -- Highway Trust Fund Transfers. On November 14, 2002, a lawsuit was filed in North Carolina Superior Court demanding that $80 million transferred by the Governor from the Highway Trust Fund to the General Fund for purposes of balancing the State budget be returned to the Highway Trust Fund. The suit further alleges that actions of the General Assembly regarding the transfer of funds from the Highway Trust Fund to the General Fund constitute a borrowing by the State of Highway Trust Fund cash surplus and are unlawful and unconstitutional. The lawsuit requests a declaration that taxes collected for purposes of Highway Trust Fund expenditures cannot be used for other purposes. The North Carolina Attorney General's Office believes that sound legal arguments support the defense of this action and has filed a motion to dismiss. Plaintiffs' motion for a preliminary injunction was denied on February 5, 2003.

         7. State v. Waterfall Investment Group, LLC. On October 24, 2000, the State filed an eminent domain proceeding against the defendants and deposited $12 million as its estimation of the value of the 2,223 acres, taken by the State. It is anticipated that defendant will attempt to present evidence of valuation in amounts as much as $34 million. Trial is set for August, 2003.

         8. Edward N. Rodman, et al. v. State of North Carolina, et al. On 25 April 2003, Edward N. Rodman and four other citizens filed suit in the Superior Court of Wake County against the State of North Carolina and the Secretary of Revenue challenging the constitutionality of applying the 2001 increase in the highest rate of North Carolina's state income tax to the 2001 tax year. An extension of time for answering or otherwise responding

                                      C-38

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has been obtained. Plaintiffs seek refunds, for themselves and a proposed class of similarly situated taxpayers, of all taxes paid for the year 2001 in excess of the prior 7.75% maximum rate, on the theory that a midyear tax increase violates the State and federal constitutions. Plaintiffs claim the total amount of taxes involved exceeds $76 million, plus interest. The North Carolina Attorney General's Office believes that sound legal arguments support the State's defense of this case.

         9. Medical Mutual Insurance Corporation of North Carolina v. The Board of Governors of the University of North Carolina and its Constituent Institution, East Carolina University, the East Carolina University School of Medicine, et al. On March 18, 2003, Medical Mutual Insurance Corporation of North Carolina (MMI) filed this action in Wake County Superior Court against the Board of Governors of the University of North Carolina, East Carolina University Brody School of Medicine (ECM), and various doctors who are or might be defendants in actions or claims made covered by medical malpractice insurance policies ECM purchased for their benefit from MMI. MMI claims additional insurance premiums for medical malpractice policies provided for healthcare professionals employed at ECM. ECM purchased insurance from MMI for approximately thirteen years. In 2002, in order to raise additional capital, MMI demanded that all policy holders purchase guaranteed capital shares under threat of termination or nonrenewal of policies. In the face of MMI's demand, ECM decided to purchase insurance for all but a handful of its healthcare professionals from another insurance company. In this lawsuit, MMI claims that ECM's decision not to purchase insurance for all its healthcare professionals from MMI triggered an obligation to pay a termination fee to MMI of approximately $26.7 million. ECM believes that MMI is not entitled to any further payments.

         The Adviser believes that the information summarized above describes the more significant matters relating to the North Carolina Intermediate Municipal Bond Fund. The sources of the information are the official statements of the Department of State Treasurer of North Carolina, other publicly available documents and oral statements from various State agencies and individuals. The Adviser has not independently verified any of the information contained in the official statements, other publicly available documents or oral statements from various State agencies.

         SOUTH CAROLINA

         The South Carolina Constitution mandates a balanced budget. If a deficit appears likely, the State Budget and Control Board, composed of the Governor, the State Treasurer, the State Comptroller General, the Chairman of the Senate Finance Committee, and the Chairman of the House Ways and Means Committee, may reduce appropriations during the current fiscal year as necessary to prevent the deficit. If it is determined that a fiscal year has ended with an operating deficit, the State Constitution requires that monies appropriated from the Capital Reserve Fund must be reduced to the extent necessary and applied to the year end operating deficit before withdrawing monies from the General Reserve Fund for such purpose.

         The State Constitution limits annual increases in the State appropriations to the average growth rate of the economy of the State and annual increases in the number of State employees to the average growth rate of the population of the State; provided, however, that these two limitations are subject to suspension for any one fiscal year by a special vote in each House of the General Assembly.

         The State Constitution requires a General Reserve Fund that equals three percent of general fund revenue for the latest completed fiscal year. Funds may be withdrawn from the General Reserve Fund only for the purpose of covering operating deficits of State government. The State Constitution also requires a Capital Reserve Fund equal to two percent of general fund revenue for the latest completed fiscal year.

         The State Constitution requires that the General Assembly provide that, if revenue forecasts before March 1 project that revenues for the current fiscal year will be less than expenditures authorized by appropriation for the current fiscal year, the current fiscal year's appropriation to the Capital Reserve Fund shall first be reduced to the extent necessary before any reduction is made in operating appropriations.

         After March 1, monies from the Capital Reserve Fund may be appropriated by a special vote of the General Assembly to finance previously authorized capital improvement bond projects, to retire principal or interest on bonds previously issued, and to pay for capital improvements or other nonrecurring purposes. Monies in the Capital Reserve Fund not appropriated or any appropriation for a particular project or item that has been reduced due to application of the monies to a year-end deficit must lapse and be credited to the General Fund.

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         The State operates on a fiscal year beginning July 1 and ending June
30. Fiscal Year 2001-2002 Budgetary General Fund ended the year with a cumulative unreserved fund deficit of $149 million, after giving effect to the withdrawal of the $63 million held in the State's General Reserve Fund. In accordance with the provisions of the State Constitution, the General Reserve Fund must be restored within three years to its full funding amount of three percent (3%) of the State's Budgetary General Fund revenues for the latest completed fiscal year.

         The South Carolina General Assembly enacted the Fiscal Year 2002-2003 Appropriation Act that provided for a balanced budget in the amount of $5,850 million.

         On September 9, 2002, the Board of Economic Advisors reduced its fiscal year 2002-2003 General Fund revenue estimate from the 2002-2003 Appropriation Act base of $5,850 million to $5,519 million, a revenue reduction of $331 million. In response to the report of the Board of Economic Advisors, the State Budget and Control Board at its September 17, 2002 meeting took action to avoid year-end deficits in accordance with the State law requirement previously described by sequestering the State's Capital Reserve Fund in the amount of $101,606,475. Additionally, at its December 10, 2002 meeting, the State Budget and Control Board took action to impose an across-the-board reduction of 4.5% and sequestration of an additional 0.5%

         On February 10, 2003, the Board of Economic Advisors further reduced its fiscal year 2002-2003 General Fund revenue estimate to $5,399 million, a revenue reduction of $120 million. In response to this report of the Board of Economic Advisors, the State Budget and Control Board at its February 11, 2003 meeting took action to impose an additional across-the-board reduction of 3.73%, except where prohibited by proviso.

         The South Carolina General Assembly enacted the Fiscal Year 2003-2004 Appropriation Act in the amount of $4,998.59 million which provided for a balanced budget for such fiscal year.

         South Carolina is primarily a manufacturing state. In 2002, nearly one-fifth of all jobs in the State were in the manufacturing industry, compared to thirteen percent nationally. While the textile industry is still the major industrial employer in the State, since 1950 the State's economy has undergone a gradual transition to other activities. The economic base of the State has diversified into other areas such as trade, health care, services, and durable goods manufacturing. Leading the growth in the durable goods manufacturing sector is the expansion of the automotive industry.

         Calendar year 2002 was a solid year for announced capital investment in new plants and expansions in the State. The South Carolina Department of Commerce reported that manufacturers announced $4.2 billion in economic development projects during 2002. This investment is expected to create 20,945 new jobs at 1,417 companies. South Carolina's right-to-work environment has permitted an opportunity for job growth in an industry dominated by unionized labor. These developments were assisted by the State's lowering of its Corporate Income Tax rate and the providing of improved tax incentives to encourage business development in the State during the 1980's.

         South Carolina's economy tends to depend on the national economy. Real Gross Domestic Product (GDP) nationwide increased two and four-tenths percent (2.4%) during 2002. The nation's output expanded at a revised three-tenths percent (0.3%) in 2001 and three and eight-tenths percent (3.8%) in 2000. Inflation as measured by the Consumer Price Index increased at a rate of one and six-tenths percent (1.6%) during 2002 after increasing two and eight-tenths percent (2.8%) in 2001 and three and four-tenths percent (3.4%) in 2000.

         During all of 2002 personal income grew at a revised average annual rate of three and four-tenths percent (3.4%) in South Carolina. During the same period the nation's income grew two and eight-tenths percent (2.8%) and the Southeast grew three and five-tenths percent (3.5%). Over the last five (5) years (1997-2002) personal income in South Carolina rose at a compounded annual rate of five and two-tenths percent (5.2%), while the annual income growth rate in the Southeastern region rose five and three-tenths percent (5.3%), and the annual income growth rate in the United States rose five and two-tenths percent (5.2%) during the same period.

         In 2002, employment decreased three-tenths percent (-0.3%) while the rate of employment growth in the United States decreased nine-tenths percent (-0.9%). The unemployment rate for South Carolina in 2002 was six percent (6.0%), while the unemployment rate in the United States was five and eight-tenths percent (5.8%).

         A lawsuit, Ward v. State of South Carolina was filed as a class action suit arising from State action taken as a result of the decisions in Davis v. Michigan Dep't of Treasury, 489 U.S. 803, 109 S.Ct. 1500, 103 L.Ed.2d 891
(1989).

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

         In Davis, the United States Supreme Court held a state could not tax federal and state retirement income differently. The Court held a state could either extend the tax exemption available to retired state employees to retired federal employees or eliminate the exemption for retired state employees.

         Following Davis, the General Assembly of South Carolina passed Act No. 189 of 1989 which repealed the tax exemption for State retirees held unconstitutional in Davis and substituted a $3,000 exemption available to all other retired persons. A separate section of Act No. 189 increased retirement benefits for members of the State Retirement System. In 1998, the plaintiff in Ward brought suit against the State, alleging that the provision of additional benefits to State retirees by Act No. 189 of 1989 is unconstitutional under Davis. The plaintiffs in Ward are also seeking an injunction against future taxation of federal retirement benefits and damages in the form of repayment of taxes paid in prior years.

         In November 2000, the South Carolina Supreme Court reversed a trial court ruling that the Ward plaintiffs were required to pursue administrative remedies prior to bringing suit. As a result of that ruling, Ward was remanded to the trial court for further proceedings. Cross motions for summary judgment were filed and heard in the case. The trial court issued an order dated August 26, 2002, granting the State's motion for summary judgment and denying the plaintiffs' motion. The plaintiffs have appealed that order to the South Carolina Supreme Court. The State is pursuing its defense in Ward vigorously. The probability of a decision in Ward adverse to the State is not presently known, although the State believes its defenses are meritorious. The State's latest estimated potential exposure in the event of an adverse decision in Ward is $157.5 million, plus interest, in refunds of previously paid taxes and $22.5 million annually in lost tax revenue going forward.

         Anonymous Taxpayers vs. South Carolina Department of Revenue. This action for impairment of contract and an unconstitutional taking of property was brought by a retired State employee to contest the validity of Act No. 189 of 1989, adopted in response to Davis. The petitioner in Anonymous Taxpayers asserts that the tax exemption of State retirement income, which existed prior to the adoption of Act. No. 189 of 1989, was contractual in nature and not subject to repeal by statute. The trial court dismissed the original action. The South Carolina Supreme Court heard an appeal of the dismissal in January 2001. On March 12, 2001, the South Carolina Supreme Court entered its decision and remanded the case with instructions to dismiss the complaint without prejudice finding that the petitioner had failed to follow the proper administrative remedy.

         In light of the State Supreme Court's dismissal, the petitioner elected to pursue an administrative remedy before the South Carolina Department of Revenue. The petitioner's refund claim was denied and is now on appeal pending before an administrative law judge. The State is pursuing its defense in Anonymous Taxpayers vigorously and believes its positions are meritorious.

         The probability of a decision in Anonymous Taxpayers adverse to the State is not presently known. The State's estimated potential exposure in the event of an adverse decision in Anonymous Taxpayers is $300 million, plus interest, in refunds of previously paid taxes, and $30 - $40 million annually in lost tax revenue going forward.

         Wehle, et al. v. State of South Carolina. Two employees and an employer claiming that the Retirement System wrongfully denied benefits to members of the South Carolina Retirement Systems and the Police Officers Retirement System filed this action on September 21, 2001. The plaintiffs allege that both Systems are over funded and have excess collections. The plaintiffs seek a declaratory judgment that a benefit was wrongfully denied and/or that excess contributions were collected and request that contributions be reduced in the future. The plaintiffs further seek a refund of over $2 billion to members and employers. The State believes that the Systems are providing retirement benefits and collecting contributions from employers and members in accordance with current State law. The Supreme Court assumed original jurisdiction and assigned the case to a circuit court judge to serve as special master. The production of evidence has concluded. The State continues to vigorously defend its positions and believes its positions are meritorious.

         Kennedy, et al. v. South Carolina Retirement Systems, et al. Plaintiffs, four retirees of the Police Officers Retirement System, recently filed an action in the Newberry County Court of Common Pleas. The plaintiffs seek to vacate the South Carolina Supreme Court's opinion in the case entitled, Kennedy v. South Carolina Retirement Systems, 345 S.C.339, 549 S.E.2d 243 (2001) that was issued on May 22, 2001. The plaintiffs also seek punitive damages. Should the plaintiffs ultimately prevail in having the Supreme Court's decision reversed, the liability to the Retirement Systems could be approximately $2 billion. The defendants are vigorously defending this action and believe that the plaintiffs' action is completely without merit.

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         Abbeville County School District, et. al. v. The State of South
Carolina. This action was originally brought seeking declaratory and injunctive relief on behalf of certain school districts, taxpayers, and individuals alleging that the State's method of funding primary and secondary public education violated several provisions of State and federal law. The lower court dismissed the complaint on all counts. The South Carolina Supreme Court affirmed the lower court's dismissal of all but one of the counts, but reversed the lower court's dismissal of a claim arising under the education clause of the South Carolina Constitution. Specifically, the South Carolina Supreme Court held that the South Carolina Constitution requires the State to provide the opportunity for each child within the State to receive a minimally adequate education. Finding that the complaint stated a claim under this provision, the South Carolina Supreme Court remanded the case for further proceedings. Following the remand, the plaintiffs have requested leave to amend their complaint in this action to add a claim for damages for past actions or omissions of the State. The Court accepted the amended complaint. The State has filed a motion to dismiss the complaint. The suit also contains requests for declaratory and injunctive relief that could result in the State's providing additional monies for public education and, possibly, for other purposes. The State is pursuing its defense in Abbeville County School District vigorously. The probability of a decision in Abbeville County School District adverse to the State is not presently known. The State does not yet have an estimate of potential exposure in the event of an adverse decision in Abbeville County School District. The case is tentatively set for trial in late summer, 2003.

         In November, 2000, the State's electorate approved an amendment to the South Carolina Constitution to permit the implementation of a lottery. The amendment was ratified by the South Carolina General Assembly during its 2001 legislative session, and the lottery became operational in January, 2002. As ratified, revised Article XVII, Section 7 of the South Carolina Constitution permits lotteries and requires lottery revenues to be applied first to pay operating expenses and prizes, with the remainder to be credited to a separate Education Lottery Account in the State Treasury. All account proceeds, including earnings from the investments thereof, must be allocated by the General Assembly for educational purposes and educational programs.

         The lottery was initially projected to generate $150 million per year, net of operating expenses, for deposit into the Education Lottery Account. For the period July 1, 2002 through June 30, 2003, $215,800,000 net of operating expenses was transferred to the Education Lottery Account on gross sales of $722,427,459. Monies in the Education Lottery Account must be used to supplement and not supplant existing funds for education including pre-school, elementary, high school, technical and higher learning programs, scholarships, tuition assistance, libraries, endowed chairs at various institutions of higher learning, and acquisition of school buses.

         The Adviser believes that the information summarized above describes some of the more significant matters relating to the South Carolina Intermediate Municipal Bond Fund and South Carolina Municipal Bond Fund. The sources of the information are the official statements of issuers located in South Carolina, other publicly available documents, or oral statements from various State agencies. The Adviser has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various State agencies.

         TENNESSEE

         The Constitution of the State of Tennessee forbids the expenditure of the proceeds of any debt obligation for a purpose other than the purpose for which it was authorized by statute. The Constitution also forbids the authorization of any debt obligation, except as shall be repaid within the fiscal year of issuance, for current operation of any state service or program. Under Tennessee law, the term of the State's bonds cannot exceed the life of the projects being financed. Furthermore, the amount of debt obligations of the State of Tennessee cannot exceed the amount authorized by the Tennessee General Assembly. The procedure for funding State of Tennessee debt is provided by Chapter 9 of Title 9, Tennessee Code Annotated. The Funding Board of the State of Tennessee is the entity authorized to issue general obligation indebtedness of the State of Tennessee. Pursuant to Section 9-9-106, Tennessee Code Annotated, the Funding Board of the State of Tennessee has a lien on the taxes, fees and revenues from certain designated revenue sources for the full amount required to service the State's general obligation indebtedness. Certain other agencies and authorities in Tennessee issue obligations, payable solely from specific non-tax enterprise fund revenues and which are not debts or liabilities of the State of Tennessee nor is the full faith and credit pledged to the payment thereof.

         Under current state statutes, the State of Tennessee's general obligation bonded debt issuance's are subject to an annual legal debt service limitation based on a pledged portion of certain current year revenues. As of June 30,

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2002, the State of Tennessee's annual legal debt service limit of $512.46 million was well above the debt service required of $142.07 million, with a legal debt service margin of $370.39 million. Debt per capita equaled $185.58, and the ratio of net general long-term bonded debt to assessed property valuation was 1.12 percent.

         The Constitution of the State of Tennessee requires a balanced budget. As required by law, the legislature enacted a balanced budget for fiscal year 2002-03. For the past four years, Tennessee has used one-time revenues to balance its budget. Its reliance on non-recurring revenues to fund on-going budget expenses and its reliance on a narrow revenue stream have contributed to its budgetary problems. Former Governor Sunquist proposed a number of measures to address the State's budgetary problems. At least three state's income tax proposals were discussed while others proposed expanding and increasing the State's sales tax and assessing a statewide property tax. Others proposed radically reducing the size of state government. The debate on how best to address the budgetary problems was acrimonious. Lawmakers repeatedly struck down proposals to implement a statewide income tax and instead used one-time revenues including the State's tobacco settlement funds to balance the budget. As a result of the lack of consensus and reliances on one-time revenue sources, Tennessee's bond rating dropped. Its bonds are now rated AA by Fitch and Standard & Poor's and Aa2 by Moody's Investors Service.

         Against this backdrop, the State did not introduce any significant new initiatives but attempted to produce improvements in the State's education program and its own internal operations. Improving efficiencies in state government has been a goal, and through improvement in technologies, the State has been recognized as being an emerging leader in e-government capabilities.

         Despite the budgetary concerns, the economic outlook for Tennessee remained generally favorable. The State's economic diversity had improved substantially over the last several years. Investments announced in new and expanding business exceeded one billion dollars in every year since 1983 and exceeded three billion in the last four years. This growth created 15,804 new jobs in Tennessee for the year ended June 2002. As of June 2002, the State's unemployment rate was 5.2% under the national average of 6.0%. Based on current projections, the State's overall growth is expected to exceed the national average over the next several years according to the Comprehensive Annual Financial Report for the State of Tennessee for the year ended June 2002.

         Recently, the General Assembly of the State of Tennessee passed legislation that attempts to address the budgetary issues on a long term basis. Governor Bredesen worked with the State legislature to come up with a $21.5 billion budget which the Governor has announced he will support noting that it does not rely on non-recurring revenues or accounting gimmickry to be balanced. The legislature balanced the budget by cutting funding for state agencies by 9% and state-shared taxes shared with cities and counties by 5.5%. Revenue collections for the month of April, 2003 were $999.6 million, which was $17.7 million less than the budget estimate adopted last year. Notwithstanding that shortfall, sales tax collections climbed to $467.8 million, approximately $10 million more than the budget estimate and approximately $73.7 million more than last year. For the fiscal year to date, revenues are up 16.7% to $4 billion from $3.4 billion for the same period last year. The State relies heavily on sales tax collections for its revenue base. As part of the budget adopted last year, the sales tax was increased from 6% to 7%, without giving effect to any local option tax. Given the Governor's support for the budget as proposed, it appears that a foundation has been laid for the State to move past its budgetary crisis and toward an operation that will anticipate modest growth assuming the State's health care costs can be more effectively managed.

         TEXAS

         Constitutional Issues

         The Texas Constitution generally prohibits the creation of debt by or on behalf of the State, with only limited exceptions or except as specifically authorized. In addition, the Constitution prohibits the Legislature from lending the credit of the State to any person, including municipalities, or pledging the credit of the State in any manner for the payment of the liabilities of any individual, association of individuals, corporation or municipality. The limitations of the Constitution do not prohibit the issuance of revenue bonds, since the Texas courts (like the courts of most states) have held that certain obligations do not create a "debt" within the meaning of the Constitution. The State and various State agencies have issued revenue bonds payable from the revenues produced by various facilities or from lease payments appropriated by the Legislature. Furthermore, obligations that are payable from funds expected to be available during the current budget period do not constitute "debt" within the meaning of the constitutional prohibition. From time to time, Texas voters by constitutional amendment have authorized the issuance of general obligation indebtedness for which the full faith, credit and taxing power of the State are pledged.

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In some cases, the authorized indebtedness may not be issued without the approval of the Legislature, but in other cases, the constitutional amendments are self-operating and the debt may be issued without specific legislative action.

         Article III, Section 49-j of the Texas Constitution prohibits the Legislature from authorizing additional state debt payable from general revenues, including authorized but unissued bonds and lease purchase contracts in excess of $250,000 or for a term of greater than five years, if the resulting annual debt service exceeds five percent of an amount equal to the average amount of general revenue for the three immediately preceding years, excluding revenues constitutionally dedicated for purposes other than payment of debt service. Self-supporting general obligation bonds, although backed by the full faith and credit of the State, are reasonably expected to be paid from other revenue sources and are not expected to create a general revenue draw. At the end of the State's fiscal year 2001, the State's debt service ratio was 1.90 percent compared to 2.03 percent the previous year.

         Recent Developments

         The State historically has had low levels of bonded indebtedness. Bonds have been issued to finance loan programs that generally are self-supportive. Regarding capital projects, the majority, such as prisons, buildings and other capital projects, are financed through the general revenues of the State. Since 1986, this type of indebtedness has increased and the various types of projects financed through this mechanism have expanded. Debt obligations supported by general revenues (as compared to obligations that are self-supporting) versus project revenues has significantly increased in recent years from just under $400 million in 1986 to over $3.268 billion in 2001.

         In June 1999, Moody's Investors Service raised the rating on the State of Texas general obligations to Aa1 from Aa2. This upgrade affects self-supporting and non-self-supporting general obligation debt issued by various state agencies. Additionally, the rating on lease revenue debt was upgraded to Aa2 from A1, affecting approximately $808 million in lease revenue obligations.

         In August 1999, Standard and Poor's Rating Services revised its outlook on Texas to stable from positive and affirmed its AA rating on the State's outstanding general obligation debt. Their rating on Texas' general obligation debt reflects, "a steadily growing and diversifying economy, solid long-term economic prospects, good trends of revenue growth supporting a balanced budget and a low tax-supported debt burden. The rating outlook is returned to stable from positive due to the expectation that, while revenues will continue to grow with the economy, financial reserves will be kept at modest levels."

         The State has been cited by the rating agencies as having: a modest level of financial reserves, a lack of capital planning, and questions regarding the future of internet taxation. Currently, the major credit rating agencies Moody's, Standard and Poor's, and Fitch IBCA, rate Texas general obligation debt Aa1/AA/AA+, respectively.

         General Economic Information

         The State has long been identified with the oil and gas industry, but the Texas economy has diversified in recent years, particularly with the growth of the service producing industries and high technology manufacturing. Oil and gas related industries currently account for only 8.8 percent of the State's economy, while high technology industries comprise nearly as large a segment with 8.7 percent of the Texas gross state product. Service-producing sectors (which include transportation and public utilities; finance, insurance and real estate; trade; services; and government) are the major sources of job growth in Texas. Service producing jobs now account for nearly 83 percent of total nonfarm employment and have outpaced total employment growth over the past five years. Texas' location and transportation accessibility have made it a distribution center for the southwestern United States as well as a growing international market for exports trade. Texas exports in 2002 exceeded $95.4 billion, up slightly from $95.0 billion in 2001. Still Texas export trade has more than doubled in real terms since 1990, and puts the State in first place in foreign export trade. With leadership provided by a strong high-technology sector and the growth of exports, manufacturing job growth is expected to remain a significant part of Texas' long-term economic future. The State Comptroller of Public Accounts has predicted that the overall Texas economy will slightly outpace national economic growth in the long term.

         The vast size of the State, together with cultural, climatic and geological differences within its borders, has produced great variations in the economics of the various parts of the State. The State generally can be divided into six geo-economic regions. The east region is a largely non-metropolitan region, in which the economy is dependent on agricultural activities and the production and processing of coal, petroleum and wood. The Dallas-Ft. Worth

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metroplex region is mostly metropolitan, with diversified manufacturing, financial and commercial sectors. The Panhandle, Permian Basin and Concho Valley regions are relatively sparsely populated areas of the State, with an economy drawing heavily from petroleum production and agriculture. The border region stretching from El Paso to Brownsville is characterized by its economic ties to Mexico, tourism and agriculture. The Gulf Coast region is the most populous region in the State and has an economy centered on energy services, petro-chemical industries and commercial activities resulting from seaport trade, manufacturing and agriculture. The economy of the central corridor is grounded in the public and private service sector, high-technology manufacturing and communications and recreation/tourism. Because the economic base is different from region to region, economic developments, such as the strength of the U.S. economy, international politics and export markets, or changes in oil prices or defense spending, can be expected to affect the economy of each region differently.

         Over the past ten years, Texas added more jobs than any other state (1.6 million), accounting for more than 9 percent of the nation's total job growth. Until 2001, the State's unemployment rate fell every year since 1992. In December 2000, the moving average unemployment rate had fallen to its lowest point since 1974, at 3.7 percent. Since December 2000, the unemployment rate has risen to 6.6 percent in February 2003. Recent turmoil in the energy and telecommunications industries could cause unemployment rates to exceed this percentage.

         Despite the recent increase in the rate of unemployment, it is believed that the mix of job growth in Texas provides a strong base for sustainable growth because the new jobs are largely in industries with better-than-average prospects for long-term growth, such as knowledge-based manufacturing and services. However, with the recent downturn in the economy, Texas' goods producing sectors, including construction, manufacturing and mining, have experienced a net loss of jobs. Over the past two years, construction employment has slowed to a flat average annual growth rate after enjoying a 5.1 percent annual average growth rate through the 1990's. Manufacturing, a significant component of job growth in previous years, has been affected by weak domestic and international markets, as well as an economic recession, to lose over 40,000 jobs over the twelve months ending February 2003.

         General Revenue Fund

         The State's general revenue fund provides an indication of the State's financial condition. In the fiscal year 2002, the general revenue fund accounted for most of the State's net revenue. Driven by Medicaid spending and other health and human services programs requiring federal matching revenues, federal receipts were the State's number one source of income in fiscal year 2002. Sales tax, accounting for over 55 percent of total tax revenue, was second. Licenses, fees, fines and penalties are now the third largest source of revenue to the State, with motor vehicle sales/rentals and motor fuels taxes following as fourth largest and fifth largest, respectively. The remainder of the State's revenues is derived primarily from franchise tax, interest and investment income, lottery proceeds, insurance premium tax, oil and gas severance taxes and other taxes.

         The State has no personal or corporate income tax, although the State does impose a corporate franchise tax based on the amount of a corporation's capital and "earned surplus," which includes corporate net income and officers' and directors' compensation. For each of the fiscal years ended August 31, 1998, 1999, 2000, 2001 and 2002, the general revenue fund contained a cash surplus of approximately $3.330 billion, $4.337 billion, $3.843 billion, $4.963 billion and $2.688 billion, respectively.

         On January 13, 2003, the State's Comptroller of Public Accounts revised its estimate for the 2002-03 fiscal biennium of projected State revenues. The Comptroller projected that the balance available for general purposes at the close of the 2002-2003 biennium is expected to be negative $1.8 billion, because the anticipated economic growth has not materialized. The Comptroller also estimated that approximately $7.4 billion less than the amount appropriated for fiscal years 2002-03 would be available for the State's general-purpose spending for the 2004-05 biennium. These estimates were utilized in connection with the State budget approved into law in June 2003.

         Litigation

         The State is a party to various legal proceedings relating to its operations, such as cases related to school finance and its provision of mental health services. These cases are unrelated to bonds offered by the State or its instrumentalities, although an adverse judgment in these cases could have a material adverse effect on the long-term financial condition of the State. As of May 2003, there have been no adverse findings adverse to the State in these cases. In addition, the State's Comptroller of Public Accounts is a party to various proceedings related to State tax law but unrelated to bonds offered by the State or its instrumentalities. Taken individually, the Comptroller believes that none of the cases if finally decided adversely to the State would have a materially adverse effect on the long-

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term financial condition of the State; however, if numerous adverse decisions were to be applied to all similarly situated taxpayers, then there could be a possible adverse effect on the financial condition of the State.

         VIRGINIA

         Debt may be issued by or on behalf of the Commonwealth of Virginia in accordance with the provisions of Article X, Section 9 of the Virginia Constitution. Virginia counties, cities and towns may issue debt pursuant to the provisions of Article VII, Section 10 of the Virginia Constitution and the Public Finance Act of 1991 (Virginia Code Sections 15.2-2600 through 15.2-2663). In addition, certain types of debt, including private activity bonds may be issued by various special purpose authorities, including industrial development authorities created pursuant to the Industrial Development and Revenue Bond Act (Virginia Code Sections 15.2-4900 through 15.2-4920).

         Sections 9(a), (b) and (c) of Article X of the Virginia Constitution provide for the issuance of debt to which the Commonwealth's full faith and credit is pledged. Section 9(d) provides for the issuance of debt not secured by the full faith and credit of the Commonwealth, but which may be supported by and paid from Commonwealth tax collections. The Commonwealth and its localities may also enter into leases and contracts that are not "debt" for constitutional purposes, but are classified as long-term indebtedness on the issuer's financial statements.

         General obligation debt of the Commonwealth is authorized for various purposes, including to meet emergencies, to redeem previous debt obligations, and to pay the costs of certain capital projects. The Virginia Constitution imposes certain restrictions on the amount of general obligation debt that may be issued by the Commonwealth and, in some cases, such debt is subject to approval in a state-wide election.

         The restrictions applicable to general obligation debt of the Commonwealth, including limitations on the outstanding amount that may be issued by the Commonwealth do not apply to obligations issued by the Commonwealth or any of its institutions, agencies or authorities if the full faith and credit of the Commonwealth is not pledged to the payment of such obligations. Various types of revenue bonds have been issued under Section 9(d) of Article X for which the Commonwealth's full faith and credit is not pledged. These bonds may be paid in whole or in part from revenues received as appropriations by the General Assembly from general tax revenues or solely from revenues derived from revenue-producing undertakings. The Commonwealth has also incurred numerous obligations with respect to the leasing or installment purchase of buildings, equipment and personal property. These agreements are for various terms and typically contain a nonappropriation clause so that the continuation of any such lease or installment purchase agreement is subject to funding by the General Assembly.

         The Virginia Intermediate Bond Fund also invest in debt obligations issued by local governments. As of June 30, 2002, local government in the Commonwealth was comprised of approximately 95 counties, 40 incorporated cities, and 168 incorporated towns. The Commonwealth is unique in that cities and counties are independent and their land areas do not overlap. Cities and counties each levy and collect their own taxes and provide their own services. Towns, which are units of local government and which continue to be part of the counties in which they are located, levy and collect taxes for town purposes but their residents are also subject to county taxes. Generally, the largest expenditure by local governments in the Commonwealth is for public education. Each county and city in the Commonwealth, with few exceptions, constitutes a separate school district. Counties, cities and towns typically also provide such services such as water and sewer services, police and fire protection, and recreational facilities.

         Local governments are authorized to issue general obligation debt and debt secured by revenues of a revenue-producing undertaking under Article VII,
Section 10 of the Virginia Constitution. Generally, debt issued by a county pledging the full faith and credit of the county is subject to voter approval but is not limited as to outstanding amount. Debt pledging the full faith and credit of a town or city is generally subject to a limit on the outstanding amount of such debt equal to 10% of the assessed valuation of the real estate subject to taxation in the city or town. Revenue bonds payable from revenues derived from a revenue-producing undertaking and certain lease or installment sale obligations that are subject to appropriation each year by the governing body of the locality are not subject to such limit and are not subject to voter approval in counties.

         The primary sources of money available to localities to pay debt service on general obligation bonds are real and personal property taxes, sales tax and business license taxes. Virginia Code Section 15.2-2659, known as the "state aid intercept provision" provides a mechanism for applying appropriations to be made from the Commonwealth to any locality to any overdue debt service on general obligation bonds issued by such locality.

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         Numerous obligations are also issued by industrial development authorities, redevelopment and housing authorities, water and sewer authorities and other issuers created and empowered to issue bonds by Virginia statute. These issuers typically issue bonds payable from the revenues derived from a particular undertaking and not secured by a pledge of the faith and credit of the Commonwealth or any county, city or town. Typically these issuers do not have taxing power.

         The General Fund of the Commonwealth derives its revenues primarily from five major taxes imposed by the Commonwealth: individual and fiduciary income, corporation income, state sales and use, public service corporations and premiums of insurance companies. Historically, balances in the General Fund have decreased in some years, such as fiscal years 1995, 2001 and 2002 and have increased at varying rates in other years, such as fiscal years 1996, 1997, 1998, 1999 and 2000. The General Fund balance fell by $561.1 million in fiscal year 2002, a decrease of 47.0 percent over fiscal year 2001. Tax revenues decreased by 3.5 percent from fiscal year 2001 to fiscal year 2002. Individual income and fiduciary tax revenue decreased by 7.1 percent. Certain tax revenues experienced growth while others declined. Growth occurred in the form of a 6.9 percent increase in sales and use tax, and a 9.2 percent increase in premiums of insurance companies' tax. Declines occurred in Corporation Income Tax and Public Service Corporations Taxes by 20.2 percent and 17.4 percent, respectively. Overall revenue decreased by 3.7 percent and non-tax revenues decreased by 9.4 percent. Overall expenditures grew at a rate of 17.8 percent in fiscal year 2002, compared to 9.4 percent in fiscal 2001. Individual and family service expenditures grew by $61.3 million, or 2.5 percent, while education expenditures grew by $1,354.3 million, or 32.3 percent. In addition, general government expenditures increased by $281.5 million or 26.3 percent.

         Of the June 30, 2003 $633 million fund balance, $472.4 million was reserved for the Revenue Stabilization Fund. This fund is segregated from the General Fund and can only be used for Constitutionally authorized purposes. Virginia law directs that the fund be included as a component of the General Fund only for financial reporting purposes. During fiscal year 2002, a deposit of $187.1 million and a withdrawal of $467.7 million were made. A deposit is not required in fiscal year 2003 based on fiscal year 2002 revenue collections.

         In 2002, the Commonwealth ranked 12th in population among the 50 states. The Commonwealth's 2002 population of 7,293,542 was 2.5 percent of the United States' total. Among the 50 states, it ranked twelfth in population. With 39,594 square miles of land area, its 2002 population density was 184.2 persons per square mile, compared with 81.5 persons per square mile for the United States. According to the U.S. Department of Commerce, Bureau of Economic Analysis, in 2001, the Commonwealth had per capita income of $32,431, the highest of the Southeast region and greater than the national average of $30,472. According to the U.S. Department of Labor, Bureau of Labor Statistics, the unemployment rate of 3.5% in 2001 compared to 4.8% nationally. Assessed value of locally taxed property exceeded $523 billion in 2001 according to the Virginia Department of Taxation.

         Effective November 23, 1998, the Commonwealth joined leading United States tobacco product manufacturers, 46 other states, the District of Columbia and five territories in the National Tobacco Settlement. On February 23, 1999, the Richmond Circuit Court entered the Consent Decree and Final Judgment allowing the Commonwealth to join in the Settlement. The Settlement became final in November 1999 when 80% of the settling states (in number and allocable share of the Settlement) approved the Settlement. The Settlement provides, among other things, that tobacco companies pay a total of $206 billion to the participating states by the year 2025; significantly curb their advertising; and disband industry trade groups. The Commonwealth's share of the total amount paid to states through 2025 would be approximately $4.1 billion. The exact dollar amount is contingent upon certain adjustments as set forth in the Settlement. Under the Settlement, the tobacco companies will make three types of payments. Tobacco companies made five "initial payments" totaling approximately $13 billion over the six year period ending in January 2003. In addition, the tobacco companies make "annual payments" beginning on April 15, 2000. Such payments will be paid annually into perpetuity and will be adjusted annually based on inflation and volume adjustments as determined by future sales of cigarettes. Approximately $8.6 billion of the Settlement will be deposited into a strategic contribution fund and allocated based on the states' contribution toward resolving the Settlement. The "strategic contribution payments" will be made in equal installments over a 10-year period beginning in 2008.

         Of the total Settlement, $1.5 billion is dedicated to finance a national pubic education fund for tobacco control and $250 million is set aside for a foundation dedicated to reducing teen smoking. To ensure the industry complies with the agreement, the Settlement would be enforceable through consent decrees, which could be entered in each state court. In addition, the industry will pay $50 million to be used to assist states in enforcing and

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implementing the agreement and to investigate potential violations of state tobacco laws. States will also be reimbursed for costs, expenses, and attorney fees incurred as a result of the Settlement.

         During the 1999 General Assembly Session, legislation was adopted to create the Tobacco Indemnification and Community Revitalization Commission and Fund. Under the legislation, fifty percent of the annual amount received by the Commonwealth from the Settlement will be deposited into the Tobacco Indemnification and Community Revitalization Fund (the "TICR Fund"). The Commission is to determine the appropriate recipients of moneys in the TICR Fund and distribute moneys in the TICR Fund to (i) provide payments to tobacco farmers as compensation for the elimination or decline in tobacco quota and (ii) promote economic growth and development in tobacco dependent communities. The legislation also created the Virginia Tobacco Settlement Foundation and the Virginia Tobacco Settlement Fund (the "VTS Fund"). Ten percent of the annual amount received by the Commonwealth from the Settlement will be deposited into the VTS Fund. The Foundation is to determine the appropriate recipients of moneys in the VTS Fund and distribute moneys in the VTS Fund to assist in financing efforts to restrict the use of tobacco products by minors. The remaining 40% unallocated Settlement payments were deposited to the General Fund in fiscal years 2000, 2001 and 2002. The allocation and expenditures of the annual amounts received by the Commonwealth from the Settlement are subject to appropriation and disposition by the General Assembly.

         The General Assembly approves a biannual budget for the Commonwealth. On December 19, 2001, Governor Gilmore presented the 2002 Budget Bill (House Bill 30/Senate Bill 30) for the 2002-2004 biennium. The 2002 Budget Bill included for the biennium $24,173.7 million from the general fund in base spending, and total general fund resources of $24,257.0 million. Recommendations for new spending totaled $2,063.9 million, and the 2002 Budget Bill recommended $978.1 million in budget reductions and $1,007.5 in alternative funding strategies. New spending items included a two-percent salary increase for state employees, faculty, teachers, and state-supported local employees; funding to cover the increased cost of health insurance and other fringe benefits for state employees; full funding for the Standards of Quality and funding for other K-12 education programs; funding to enhance programs at Norfolk State and Virginia State Universities, to increase student financial assistance, to support operation of new academic facilities, and other funding for Virginia's public institutions of higher education; and significant funding for health and human resources programs, including Medicaid utilization and inflation, the Comprehensive Services Act, increased foster care and adoption payments, indigent care at academic health centers, and mental health facilities. Budget reductions and savings actions in the 2002 Budget Bill included a six percent across-the-board reductions for state agencies, and additional targeted reductions. Alternative funding strategies in the 2002 Budget bill included utilizing bonds for road construction, using Literary Fund monies to support teacher retirement and for school construction, and increasing certain permit fees.

         On January 22, 2002, Governor Warner submitted executive amendments to the 2002 Budget Bill presented by his predecessor. Spending actions in Governor Warner's executive amendments for the 2002-2004 biennium include partial restoration of school construction grants, increased funding for response to terrorism, elimination of nongeneral fund across-the-board cuts, reduction in across-the-board cuts for judicial agencies, mitigation of higher education reductions, and increased funding for state employee health insurance benefits. Savings actions include deferral of the proposed raises for state employees, faculty, teachers, and state-supported local employees; deferring the final phase of the Personal Property Tax relief program until fiscal year 2005, and increasing the across-the-board cuts to seven percent in fiscal year 2003 and eight percent in fiscal year 2004. Governor Warner also proposed an increase in motor vehicle registration fees and district court fees, and a new recordation fee. These additional resources would be used primarily to fund the courts and to increase funding for anti-terrorism activities.

         The 2002 General Assembly passed and Governor Warner signed into law a number of significant bond authorizations including the following: $1.02 billion in Commonwealth general obligation bonds (approved at referenda) for higher education and parks projects; $149.5 million in Commonwealth general obligation revenue bonds for higher educational institutions; $369.8 million in subject to appropriation debt of the Virginia College Building Authority and Virginia Public Building Authority for capital projects at various state agencies; the sale and securitization of up to fifty percent of the annual amount received by the Commonwealth from the National Tobacco Settlement; and approximately $8.8 billion in regional option sales tax bonds (rejected at regional referenda) issuable by regional entities in Hampton Roads and Northern Virginia.

         The 2002 Session of the Virginia General Assembly ended on March 9, 2002. The 2002 Budget Bill was amended by the General Assembly and submitted to the Governor for approval. On April 8, 2002, the Governor

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submitted to the General Assembly 83 amendments to the Bill. At its reconvened session on April 17, 2002, the 2002 General Assembly accepted all but 14 of the Governor's proposed amendments to the 2002 Budget Bill. On May 17, 2002 Governor Warner signed the bill and vetoed six items. The bill became effective on July 1, 2002 as Chapter 899, 2002 Acts of Assembly (the "2002 Appropriation Act").

         On August 19, 2002, Governor Warner addressed members of the General Assembly concerning a general fund revenue shortfall for fiscal year 2002 and a revised (downward) revenue forecast for the 2002-04 biennium. For the 2002 fiscal year, total general fund revenues declined 3.8 percent from the prior year. A 1.7 percent decline had been projected. As a result, the Commonwealth ended fiscal year 2002 with revenue collections $237 million below the official forecast. Various cash balances were available to cover the revenue shortfall; however, an estimated $216 million of the 2002 revenue shortfall will carry forward into fiscal year 2003. Accordingly, Governor Warner initiated an official re-estimate of general fund revenues for fiscal years 2003 and 2004.

         The revised forecast projected that job growth would remain flat or slightly positive in 2003 and that jobs lost during the recession will not be regained until fiscal year 2004. Consequently, the general fund revenue forecast for the 2002-04 biennium was reduced by $1,284 million. This amount, coupled with the $216 million 2002 revenue shortfall, resulted in a projected biennial budget revenue shortfall of $1.5 billion, consisting of $740 million in 2003 and $760 million in 2004.

         To bring spending into line with available resources, Governor Warner took several immediate actions, including directing state agencies to submit budget reduction plans that reduce their general fund budgets for fiscal years 2003 and 2004; establishing a process to reduce, consolidate, or eliminate certain targeted programs and services; undertaking no new construction projects paid from the general fund and withholding half of budgeted maintenance reserve spending; continuing hiring restrictions and restricting the use of outside consultants; and assigning monthly spending limits to agencies and halting all unnecessary discretionary spending.

         On September 25, 2002, Governor Warner reported that rising expenditures for various entitlement and other programs, coupled with the previously announced revenue shortfall, had pushed the amount of the projected budget deficit considerably beyond $1.5 billion. Governor Warner also reported the receipt of agency plans for general fund expenditure reductions of up to 15 percent for the current biennium. Reductions in state agency budgets in excess of 15 percent require General Assembly approval.

         On October 15, 2002, Governor Warner directed agencies to begin implementing reductions amounting to $857.7 million over the 2002-2004 biennium. Of this amount, general fund reductions totaled $725.1 million and averaged 10.4 percent for the biennium. Nongeneral fund reductions totaled $132.6 million and averaged 11.6 percent. The across-the-board agency reductions affected 118 Executive Department agencies. Of the 91 agencies other than institutions of higher education, 63 (about 70 percent) received a 15 percent reduction in at least one year. Governor Warner announced that the reductions were expected to result in about 1,837 layoffs, or 1,718 full-time equivalent positions, not counting the colleges and universities whose reduction plans had not yet been approved by their boards of visitors. In addition to the agency budget reductions, Governor Warner announced several other actions. He eliminated the salary increase for state employees for fiscal year 2004, reduced funding to localities through the HB 599 program for localities with police departments, reduced discretionary grants in K-12 education, and cut maintenance reserve funding by 50 percent. Governor Warner pointed out that the actions he took resolved only about half of the budget shortfall, and reported that he would develop further proposed actions to be included in his proposed amendments to the 2002-2004 biennial budget.

         On December 20, 2002, Governor Warner presented to the General Assembly his proposed amendments to the 2002 Appropriation Act affecting the remainder of the 2002-2004 biennium ("HB 1400"). On January 9, 2003, Governor Warner introduced executive amendments to HB l400, including $l.7 million in new resources and $2.6 million in additional spending over the biennium. On April 3, 2003, the 2003 General Assembly adopted 45 of Governor Warner's 67 amendments. On May l, 2003, Governor Warner signed the re-enrolled budget bill and vetoed four items, two of which affected dollar amounts. The bill became effective immediately as Chapter 1042 of the 2003 Acts of Assembly (the "2003 Appropriation Act").

         To summarize final budget actions for the 2002-2004 biennium, a revenue shortfall of $2.15 billion existed, $984.5 million in fiscal year 2003 and $l.l6 billion in fiscal year 2004. The following balancing actions were taken: use of balances, including $13.4 million existing in the 2002 Appropriations Act, $116.2 million in fiscal year 2002 operating balances and $l00.2 million in fiscal years 2003 and 2004 capital balances; budget reductions of $l.2 billion; tapping into the state's Revenue Stabilization Fund for $374.4 million; fee increases totaling $23.4 million; and resources adjustments totaling $328.5 million.

         While the information regarding the Commonwealth is presented as of the latest dates for which official information was available, the consequences of the general economic downturn that began in the spring of 2001 and the acceleration thereof that occurred as a result of the events of September 11, 2001 to employment in and the economy of the Commonwealth are not fully reflected in the data or discussion presented herein and such consequences are of indeterminate duration.

         The sources of the information described above include the statutes and constitutional provisions referenced, to which reference is made for more detailed information, and official statements of the Commonwealth and other publicly available documents. Nations Funds have not independently verified any of the information contained in these official statements or documents.

                    APPENDIX D--CONTROL PERSONS AND PRINCIPAL
                                  SHAREHOLDERS

                         OWNERSHIP                                                  ACCOUNT SHARES    % OF      % OF
      FUND/CLASS           TYPE                      REGISTRATION                        OWNED        CLASS     FUND
                                            NATIONS ASSET ALLOCATION FUND

INVESTOR C                   B       STUART K COLONNA TTEE                                 6,376.90    5.11%     0.05%
                                     BAYSHORE CONCRETE PRODUCTS CORP RETIREMENT
                                     SAVINGS PLAN
                                     1 BAYSHORE RD P O BOX 230
                                     CAPE CHARLES VA 23310

                             B       MERRILL LYNCH, PIERCE, FENNER                         9,664.11    7.74%     0.08%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

                             B       STATE STREET BANK & TRUST CO TTEE                    73,914.92   59.22%     0.63%
                                     FBO COASTGEAR & COMPANY
                                     ATTN: KEVIN SMITH
                                     105 ROSEMONT AVE
                                     WESTWOOD MA 02090

                             R       NFSC FEBO # W75-083054                                7,053.81    5.65%     0.06%
                                     NFS/FMTC ROLLOVER IRA
                                     FBO ANDREW HENRY
                                     500 MASONIC #6
                                     SAN FRANCISCO CA 94117

PRIMARY A                    B       BANK OF AMERICA NA                                2,024,200.07   93.39%    17.21%
                                     ATTN FUNDS ACCOUNTING (ACI)
                                     TX1-945-08-18
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

                             B       DIVERSIFIED INVESTMENT ADVISORS                     116,750.05    5.39%     0.99%
                                     ATTN: BHEESHAM PERSAUD
                                     MAIL DROP 2-52
                                     4 MANHATTANVILLE ROAD
                                     PURCHASE NY 10577-2119

                                                  NATIONS BOND FUND

INVESTOR A                   B       MORI & CO                                           446,187.87    9.86%     0.18%
                                     ATTN MUTUAL FUNDS OPERATIONS
                                     PO BOX 13366 TBTS-2
                                     KANSAS CITY MO 64199-3366

INVESTOR C                   B       MERRILL LYNCH, PIERCE, FENNER                        54,351.18   19.34%     0.02%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

PRIMARY A                    B       BANK OF AMERICA NA                              211,271,182.13   87.59%    85.22%
                                     ATTN FUNDS ACCOUNTING (ACI)
                                     TX1-945-08-18
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

                             B       BANK OF AMERICA NA TTEE                          17,822,529.44    7.39%     7.19%
                                     BANK OF AMERICA 401K PLAN
                                     ATTN NORMA AJA / TX4-213-06-14
                                     P O BOX 2518
                                     HOUSTON TX 77252-2518

                         OWNERSHIP                                                  ACCOUNT SHARES    % OF      % OF
      FUND/CLASS           TYPE                      REGISTRATION                        OWNED        CLASS     FUND
                                        NATIONS CALIFORNIA TAX-EXEMPT RESERVES

ADVISER                      B       BANC OF AMERICA SECURITIES LLC                   57,342,863.85   10.85%     2.56%
                                     OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF
                                     OUR CLIENTS
                                     NC1-004-03-06
                                     200 N COLLEGE STREET 3RD FLOOR
                                     CHARLOTTE NC 28255-0001

                             B       NATIONAL FINANCIAL FOR THE                      461,642,720.40   87.36%    20.65%
                                     EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                     200 LIBERTY ST
                                     1 WORLD FINANCIAL CTR
                                     ATTN MUTUAL FUNDS 5TH FLR
                                     NEW YORK NY 10281

CAPITAL                      B       BANC OF AMERICA SECURITIES LLC                   53,683,657.87   43.10%     2.40%
                                     OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF
                                     OUR CLIENTS
                                     NC1-004-03-06
                                     200 N COLLEGE STREET 3RD FLOOR
                                     CHARLOTTE NC 28255-0001

                             R       M F SALTA AND JANET LYN SALTA TTS THE SALTA      15,240,262.46   12.24%     0.68%
                                     COMMUNITY PROPERTY TRUST
                                     P O BOX 6025
                                     LAKEWOOD CA 90714

                             R       PIONEER PHOTO ALBUMS INC                         14,083,184.13   11.31%     0.63%
                                     9801 DEERING AVENUE
                                     CHATSWORTH CA 91311-4304

DAILY                        B       NATIONAL FINANCIAL FOR THE                      779,341,491.18   98.39%    34.85%
                                     EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                     200 LIBERTY ST
                                     1 WORLD FINANCIAL CTR
                                     ATTN MUTUAL FUNDS 5TH FLR
                                     NEW YORK NY 10281

INSTITUTIONAL                B       BANC OF AMERICA SECURITIES LLC                   27,930,427.21  100.00%     1.25%
                                     OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF
                                     OUR CLIENTS
                                     NC1-004-03-06
                                     200 N COLLEGE STREET 3RD FLOOR
                                     CHARLOTTE NC 28255-0001

INVESTOR B                   R       NFSC FEBO # W75-046051                                6,572.56   99.98%     0.00%
                                     STACY D SCHMIDT
                                     4272 24TH ST
                                     SAN FRANCISCO CA 94114

INVESTOR                     B       BANC OF AMERICA SECURITIES LLC                   56,690,589.74   17.46%     2.54%
                                     OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF
                                     OUR CLIENTS
                                     NC1-004-03-06
                                     200 N COLLEGE STREET 3RD FLOOR
                                     CHARLOTTE NC 28255-0001

                             B       NATIONAL FINANCIAL FOR THE                      264,833,973.91   81.59%    11.84%
                                     EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                     200 LIBERTY ST
                                     1 WORLD FINANCIAL CTR
                                     ATTN MUTUAL FUNDS 5TH FLR
                                     NEW YORK NY 10281

LIQUIDITY                    B       BANC OF AMERICA SECURITIES LLC                    2,203,744.51  100.00%     0.10%
                                     OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF
                                     OUR CLIENTS

                         OWNERSHIP                                                  ACCOUNT SHARES    % OF      % OF
      FUND/CLASS           TYPE                      REGISTRATION                        OWNED        CLASS     FUND
                                     NC1-004-03-06
                                     200 N COLLEGE STREET 3RD FLOOR
                                     CHARLOTTE NC 28255-0001

TRUST                        B       BANK OF AMERICA NA                              392,676,311.77   89.33%    17.56%
                                     ATTN FUNDS ACCOUNTING (ACI)
                                     TX1-945-08-18
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

                                             NATIONS CAPITAL GROWTH FUND

INVESTOR A                   B       MERCANTILE SAFE DEP & TRUST CO TTEE                 279,139.81    5.49%     0.78%
                                     CASE COMMUNICATIONS DEFINED BENEFIT PLAN
                                     A/C# 3400306
                                     U/A DTD 05/28/1984
                                     766 OLD HAMMONDS FERRY RD
                                     LINTHICUM MD 21090

INVESTOR C                   B       E LARRY FONTS TTEE FBO                               36,310.23    6.54%     0.10%
                                     CENTRAL DALLAS ASSOCIATION
                                     PROFIT SHARING PLAN
                                     1200 MAIN ST SUITE 125
                                     DALLAS TX 75202

PRIMARY A                    B       BANK OF AMERICA NA                               25,453,957.64   97.19%    70.83%
                                     ATTN FUNDS ACCOUNTING (ACI)
                                     TX1-945-08-18
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

                                                NATIONS CASH RESERVES

ADVISER                      B       BANK OF AMERICA                                 556,097,200.00    7.60%     0.76%
                                     ATTN ROSEMARY ZUMBO
                                     CA4-704-05-21
                                     2000 CLAYTON RD 5TH FL
                                     CONCORD CA 94520-3275

                             B       BANK OF AMERICA OF TEXAS NA AGENT FBO         3,015,664,860.75   41.19%     4.11%
                                     GLOBAL FINANCE SWEEP CUSTOMERS
                                     ATTN: STEVEN EDWARDS
                                     1201 MAIN ST TX1-609-21-04
                                     DALLAS TX 75202

                             B       BANC OF AMERICA SECURITIES LLC                1,882,589,894.25   25.72%     2.57%
                                     OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF
                                     OUR CLIENTS
                                     NC1-004-03-06
                                     200 N COLLEGE STREET 3RD FLOOR
                                     CHARLOTTE NC 28255-0001

                             B       NATIONAL FINANCIAL FOR THE                      613,320,085.34    8.38%     0.84%
                                     EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                     200 LIBERTY ST
                                     1 WORLD FINANCIAL CTR
                                     ATTN MUTUAL FUNDS 5TH FLR
                                     NEW YORK NY 10281

CAPITAL                      B       BANC OF AMERICA SECURITIES LLC                6,404,687,407.06   17.41%     8.73%
                                     OMNIBUS ACCT FOR THE EXCLUSIVE BENE
                                     FIT OF OUR CLIENTS
                                     NC1-004-03-06
                                     200 N COLLEGE STREET 3RD FLOOR
                                     CHARLOTTE NC 28255-0001

                             B       BANK OF AMERICA NA                            6,106,359,066.59   16.60%     8.32%
                                     ATTN FUNDS ACCOUNTING (ACI)
                                     TX1-945-08-18

                         OWNERSHIP                                                  ACCOUNT SHARES    % OF      % OF
      FUND/CLASS           TYPE                      REGISTRATION                        OWNED        CLASS     FUND
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

                             B       BANC OF AMERICA LLC                           5,651,418,465.26   15.36%     7.70%
                                     ATTN MUTUAL FUNDS
                                     600 MONTGOMERY ST
                                     SAN FRANCISCO CA 94111

                             B       BANC OF AMERICA LLC                           6,157,156,959.62   16.73%     8.39%
                                     ATTN MUTUAL FUNDS
                                     600 MONTGOMERY ST
                                     SAN FRANCISCO CA 94111

DAILY                        B       NATIONAL FINANCIAL SERVICES CORP              6,127,724,956.23   59.56%     8.35%
                                     FBO OF OUR EXCULSIVE CUSTOMERS
                                     ATTN MUTUAL FUND DEPT-5 TH FLR
                                     ONE WORLD FINANCIAL CENTER
                                     200 LIBERTY ST FL FLR
                                     NEW YORK NY 10281

                             B       BANK OF AMERICA SWP DISBURSEMENT NC             516,000,000.00    5.02%     0.70%
                                     BANK OF AMERICA SWEEP/AUTOBORROW
                                     FIRST CITIZENS BLDG
                                     128 S TRYON ST STE 830
                                     NC1-006-08-03
                                     CHARLOTTE NC 28255

                             B       NATIONAL FINANCIAL FOR THE                    3,156,226,257.91   30.68%     4.30%
                                     EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                     200 LIBERTY ST
                                     1 WORLD FINANCIAL CTR
                                     ATTN MUTUAL FUNDS 5TH FLR
                                     NEW YORK NY 10281

INSTITUTIONAL                B       BANC OF AMERICA SECURITIES LLC                3,958,731,140.51   92.66%     5.39%
                                     OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF
                                     OUR CLIENTS
                                     NC1-004-03-06
                                     200 N COLLEGE STREET 3RD FLOOR
                                     CHARLOTTE NC 28255-0001

                             B       BANK OF AMERICA NA                              288,172,379.87    6.75%     0.39%
                                     ATTN FUNDS ACCOUNTING (ACI)
                                     TX1-945-08-18
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

INVESTOR A                   B       NATIONAL FINANCIAL FOR THE                      322,630,419.11   87.39%     0.44%
                                     EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                     200 LIBERTY ST
                                     1 WORLD FINANCIAL CTR
                                     ATTN MUTUAL FUNDS 5TH FLR
                                     NEW YORK NY 10281

INVESTOR C                   R       NFSC FEBO # W79-072826                              518,080.26   16.46%     0.00%
                                     THE LEHMAN FAMILY TRUST
                                     STEPHEN & SUZIE LEHMAN TTEE
                                     U/A 02/01/98
                                     25742 SIMPSON PL
                                     CALABASAS CA 91302

                             R       NFSC FEBO # W75-105236                              203,280.59    6.46%     0.00%
                                     DR GEROLD GRODSKY
                                     KAYLA GRODSKY
                                     3969 WASHINGTON ST
                                     SAN FRANCISCO CA 94118

                             R       NFSC FEBO # W14-148660                              234,963.15    7.47%     0.00%
                                     MADELINE J WALTERS

                         OWNERSHIP                                                  ACCOUNT SHARES    % OF      % OF
      FUND/CLASS           TYPE                      REGISTRATION                        OWNED        CLASS     FUND
                                     ROBERT E WALTERS
                                     35 CATALPA LANE
                                     NEWNAN GA 30265

                             R       NFSC FEBO # W40-068276                              204,305.78    6.49%     0.00%
                                     JOHN F MOLYNEUX
                                     2020 RUMSON
                                     ARLINGTON TX 76006

INVESTOR                     B       BANC OF AMERICA SECURITIES LLC                2,145,302,534.56   62.95%     2.92%
                                     OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF
                                     OUR CLIENTS
                                     NC1-004-03-06
                                     200 N COLLEGE STREET 3RD FLOOR
                                     CHARLOTTE NC 28255-0001

                             B       HARE & CO, BANK OF NEW YORK                     315,715,044.07    9.26%     0.43%
                                     ATTN STIF/MASTER NOTE
                                     ONE WALL STREET 2ND FL
                                     NEW YORK NY 10286

                             B       NATIONAL FINANCIAL FOR THE                      575,501,035.72   16.89%     0.78%
                                     EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                     200 LIBERTY ST
                                     1 WORLD FINANCIAL CTR
                                     ATTN MUTUAL FUNDS 5TH FLR
                                     NEW YORK NY 10281

LIQUIDITY                    B       BANC OF AMERICA SECURITIES LLC                1,434,503,709.96   97.41%     1.95%
                                     OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF
                                     OUR CLIENTS
                                     NC1-004-03-06
                                     200 N COLLEGE STREET 3RD FLOOR
                                     CHARLOTTE NC 28255-0001

MARISCO                      B       UMB FUND SERVICES INC                            20,040,160.90   99.92%     0.03%
                                     AS AGENT FOR MARSICO FUNDS INC
                                     803 W MICHIGAN ST SUITE A
                                     MILWAUKEE WI 53233-2301

SERVICE                      B       BANK OF AMERICA SWP DISBURSEMENT NC             649,000,000.00   87.72%     0.88%
                                     BANK OF AMERICA SWEEP/AUTOBORROW
                                     FIRST CITIZENS BLDG
                                     128 S TRYON ST STE 830
                                     NC1-006-08-03
                                     CHARLOTTE NC 28255

TRUST                        B       BANK OF AMERICA NA                            4,535,788,882.86   95.76%     6.18%
                                     ATTN FUNDS ACCOUNTING (ACI)
                                     TX1-945-08-18
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

MARKET                       B       BANK OF AMERICA SWP DISBURSEMENT NC           3,786,000,000.00   99.89%     5.16%
                                     BANK OF AMERICA SWEEP/AUTOBORROW
                                     FIRST CITIZENS BLDG
                                     128 S TRYON ST STE 830
                                     NC1-006-08-03
                                     CHARLOTTE NC 28255

                                         NATIONS CONVERTIBLE SECURITIES FUND

INVESTOR B                   B       MERRILL LYNCH, PIERCE, FENNER                       678,175.54    7.59%     0.81%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

                         OWNERSHIP                                                  ACCOUNT SHARES    % OF      % OF
      FUND/CLASS           TYPE                      REGISTRATION                        OWNED        CLASS     FUND
INVESTOR C                   B       MERRILL LYNCH, PIERCE, FENNER                       880,250.24   28.75%     1.05%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

PRIMARY A                    B       BANK OF AMERICA NA                               45,014,532.77   92.39%    53.80%
                                     ATTN FUNDS ACCOUNTING (ACI)
                                     TX1-945-08-18
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

                                        NATIONS FLORIDA INTERMEDIATE BOND FUND

INVESTOR A                   B       MERRILL LYNCH, PIERCE, FENNER                       194,213.55   11.52%     0.81%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

                             R       NFSC FEBO # W19-186481                              103,294.52    6.13%     0.43%
                                     NICKOLAS PALIN TTEE
                                     NICKOLAS PALIN REVOCABLE TRUST
                                     U/A 12/12/00
                                     3600 S OCEAN BLVD PENTHOUSE 1
                                     PALM BEACH FL 33480

INVESTOR B                   B       MERRILL LYNCH, PIERCE, FENNER                       136,486.82   14.91%     0.57%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

INVESTOR C                   B       MERRILL LYNCH, PIERCE, FENNER                       618,088.53   61.67%     2.56%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

                             R       NFSC FEBO # W19-205192                               94,426.24    9.42%     0.39%
                                     JULIO NOVOGRODZKI
                                     ZULEMA NOVOGRODZKI
                                     3543 NW 61ST CIRCLE
                                     BOCA RATON FL 33496

PRIMARY A                    B       BANK OF AMERICA NA                               20,019,102.78   97.61%    82.98%
                                     ATTN FUNDS ACCOUNTING (ACI)
                                     TX1-945-08-18
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

                                         NATIONS FLORIDA MUNICIPAL BOND FUND

INVESTOR B                   B       MERRILL LYNCH, PIERCE, FENNER                        84,589.80    7.10%     0.70%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

INVESTOR C                   B       MERRILL LYNCH, PIERCE, FENNER                        46,179.97   60.27%     0.38%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM

                         OWNERSHIP                                                  ACCOUNT SHARES    % OF      % OF
      FUND/CLASS           TYPE                      REGISTRATION                        OWNED        CLASS     FUND
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

                             R       NFSC FEBO # W69-403970                                5,029.61    6.56%     0.04%
                                     MELVIN D KARP
                                     IRIS H KARP
                                     4237 NEWLAND STREET
                                     CLERMONT FL 34711

                             R       RAYMOND JAMES & ASSOC INC                            15,075.38   19.67%     0.13%
                                     FBO PARMER,FW&A
                                     BIN# 50100337
                                     880 CARILLON PKWY
                                     ST PETERSBURG FL 33716

PRIMARY A                    B       BANK OF AMERICA NA                                6,411,499.42   99.51%    53.21%
                                     ATTN FUNDS ACCOUNTING (ACI)
                                     TX1-945-08-18
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

                                        NATIONS GEORGIA INTERMEDIATE BOND FUND

INVESTOR A                   R       NFSC FEBO # W14-005215                               94,758.12    5.78%     0.57%
                                     ROBERT NETOLICKA
                                     MARIA D KITTEL NETOLICKA
                                     340 PINE VALLEY ROAD
                                     MARIETTA GA 30067

                             R       FIRST CLEARING CORPORATION                          175,396.69   10.69%     1.06%
                                     A/C 5941-4811
                                     LYLES W SANDERS &
                                     MARY C SANDERS JT/WROS
                                     2305 WELTON PL
                                     DUNWOODY GA 30338-5344

                             R       FIRST CLEARING CORPORATION                          254,882.29   15.54%     1.54%
                                     A/C 2110-7902
                                     DERST INVESTMENTS LP
                                     258 VARN DR
                                     SAVANNAH GA 31405-5469

INVESTOR C                   B       MERRILL LYNCH, PIERCE, FENNER                        44,554.19    8.74%     0.27%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

                             R       NFSC FEBO # W14-652571                               47,582.10    9.34%     0.29%
                                     LETTY C CAGLE
                                     DOUGLAS CAGLE
                                     P.O. BOX 4664
                                     ATLANTA GA 30302

PRIMARY A                    B       BANK OF AMERICA NA                               13,617,949.75   99.99%    82.13%
                                     ATTN FUNDS ACCOUNTING (ACI)
                                     TX1-945-08-18
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

                                              NATIONS GLOBAL VALUE FUND

INVESTOR A                   B       MERRILL LYNCH, PIERCE, FENNER                     2,748,246.06   37.00%    11.21%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

                         OWNERSHIP                                                  ACCOUNT SHARES    % OF      % OF
      FUND/CLASS           TYPE                      REGISTRATION                        OWNED        CLASS     FUND
                             B       LEGG MASON WOOD WALKER INC.                         380,228.14    5.12%     1.55%
                                     313-00252-10
                                     PO BOX 1476
                                     BALTIMORE, MD 21202

INVESTOR B                   B       MERRILL LYNCH, PIERCE, FENNER                       604,627.03   25.83%     2.47%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

INVESTOR C                   B       MERRILL LYNCH, PIERCE, FENNER                     2,203,196.76   33.46%     8.99%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

PRIMARY A                    B       BANK OF AMERICA NA                                6,518,009.41   78.80%    26.59%
                                     ATTN FUNDS ACCOUNTING (ACI)
                                     TX1-945-08-18
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

                             B       PERSHING LLC                                        725,149.54    8.77%     2.96%
                                     P.O. BOX 2052
                                     JERSEY CITY, NJ 07303-9998

                                             NATIONS GOVERNMENT RESERVES

ADVISER                      B       BANC OF AMERICA SECURITIES LLC                  568,490,043.16   79.57%    13.77%
                                     OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF
                                     OUR CLIENTS
                                     NC1-004-03-06
                                     200 N COLLEGE STREET 3RD FLOOR
                                     CHARLOTTE NC 28255-0001

                             B       NATIONAL FINANCIAL FOR THE                       68,919,244.59    9.65%     1.67%
                                     EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                     200 LIBERTY ST
                                     1 WORLD FINANCIAL CTR
                                     ATTN MUTUAL FUNDS 5TH FLR
                                     NEW YORK NY 10281

CAPITAL                      B       BANC OF AMERICA SECURITIES LLC                1,070,737,400.98   79.34%    25.94%
                                     OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF
                                     OUR CLIENTS
                                     NC1-004-03-06
                                     200 N COLLEGE STREET 3RD FLOOR
                                     CHARLOTTE NC 28255-0001

DAILY                        B       NATIONAL FINANCIAL FOR THE                      294,844,266.93   99.41%     7.14%
                                     EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                     200 LIBERTY ST
                                     1 WORLD FINANCIAL CTR
                                     ATTN MUTUAL FUNDS 5TH FLR
                                     NEW YORK NY 10281

INSTITUTIONAL                B       BANC OF AMERICA SECURITIES LLC                   67,397,049.27   55.84%     1.63%
                                     OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF
                                     OUR CLIENTS
                                     NC1-004-03-06
                                     200 N COLLEGE STREET 3RD FLOOR
                                     CHARLOTTE NC 28255-0001

                             B       BANK OF AMERICA NA                               49,149,037.82   40.72%     1.19%

                         OWNERSHIP                                                  ACCOUNT SHARES    % OF      % OF
      FUND/CLASS           TYPE                      REGISTRATION                        OWNED        CLASS     FUND
                                     ATTN FUNDS ACCOUNTING (ACI)
                                     TX1-945-08-18
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

INVESTOR A                   B       BANC OF AMERICA SECURITIES LLC                   80,273,084.82   93.93%     1.94%
                                     OMNIBUS ACCT FOR THE EXCLUSIVE BENE
                                     FIT OF OUR CLIENTS
                                     NC1-004-03-06
                                     200 N COLLEGE STREET 3RD FLOOR
                                     CHARLOTTE NC 28255-0001

                             B       NATIONAL FINANCIAL FOR THE                        4,782,152.03    5.60%     0.12%
                                     EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                     200 LIBERTY ST
                                     1 WORLD FINANCIAL CTR
                                     ATTN MUTUAL FUNDS 5TH FLR
                                     NEW YORK NY 10281

INVESTOR B                   R       NFSC FEBO # W67-626333                              387,279.32   23.00%     0.01%
                                     CARLOS EXPOSITO
                                     40 NW 124 AVE
                                     MIAMI FL 33182

                             B       DEAN WITTER FOR THE BENEFIT OF                      266,340.88   15.82%     0.01%
                                     GEORGE K BERNSTEIN TRUST
                                     PO BOX 250 CHURCH STREET STATION
                                     NEW YORK, NY 10008-0250

                             B       DEAN WITTER FOR THE BENEFIT OF                      269,368.95   15.99%     0.01%
                                     CARYL S BERNSTEIN
                                     PO BOX 250 CHURCH STREET STATION
                                     NEW YORK, NY 10008-0250

INVESTOR                     B       BANC OF AMERICA SECURITIES LLC                  304,369,641.27   51.11%     7.37%
                                     OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF
                                     OUR CLIENTS
                                     NC1-004-03-06
                                     200 N COLLEGE STREET 3RD FLOOR
                                     CHARLOTTE NC 28255-0001

                             B       NATIONAL FINANCIAL FOR THE                      257,743,970.71   43.28%     6.24%
                                     EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                     200 LIBERTY ST
                                     1 WORLD FINANCIAL CTR
                                     ATTN MUTUAL FUNDS 5TH FLR
                                     NEW YORK NY 10281

LIQUIDITY                    B       BANK OF AMERICA SWP DISBURSEMENT NC              46,000,000.00   15.35%     1.11%
                                     BANK OF AMERICA SWEEP/AUTOBORROW
                                     FIRST CITIZENS BLDG
                                     128 S TRYON ST STE 830
                                     NC1-006-08-03
                                     CHARLOTTE NC 28255

                             B       BANC OF AMERICA SECURITIES LLC                  253,684,247.70   84.65%     6.15%
                                     OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF
                                     OUR CLIENTS
                                     NC1-004-03-06
                                     200 N COLLEGE STREET 3RD FLOOR
                                     CHARLOTTE NC 28255-0001

MARKET                       B       BANK OF AMERICA SWP DISBURSEMENT NC             458,000,000.00  100.00%    11.09%
                                     BANK OF AMERICA SWEEP/AUTOBORROW
                                     FIRST CITIZENS BLDG
                                     128 S TRYON ST STE 830
                                     NC1-006-08-03
                                     CHARLOTTE NC 28255

                         OWNERSHIP                                                  ACCOUNT SHARES    % OF      % OF
      FUND/CLASS           TYPE                      REGISTRATION                        OWNED        CLASS     FUND
SERVICE                      B       BANK OF AMERICA SWP DISBURSEMENT NC              27,000,000.00  100.00%     0.65%
                                     BANK OF AMERICA SWEEP/AUTOBORROW
                                     FIRST CITIZENS BLDG
                                     128 S TRYON ST STE 830
                                     NC1-006-08-03
                                     CHARLOTTE NC 28255

TRUST                        B       BANK OF AMERICA NA                              343,171,456.12   99.48%     8.31%
                                     ATTN FUNDS ACCOUNTING (ACI)
                                     TX1-945-08-18
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

                                          NATIONS GOVERNMENT SECURITIES FUND

INVESTOR C                   B       MERRILL LYNCH, PIERCE, FENNER                        31,980.31   11.59%     0.14%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

                             R       NFSC FEBO # W53-678562                               19,399.14    7.03%     0.09%
                                     RUTH LEE PAAR
                                     C/O MARY E FROMAN
                                     1660 CEMETARY RD
                                     WARSAW IL 62379

                             R       NFSC FEBO # W81-052370                               17,147.56    6.22%     0.08%
                                     NFS/FMTC IRA
                                     FBO ALOYSIUS T POH
                                     1901 SUMMER PINE CT
                                     UNIT #102
                                     LAS VEGAS NV 89134

                             R       NFSC FEBO # W76-047546                               17,799.43    6.45%     0.08%
                                     KATHLEEN LOPEZ
                                     6633 PONI CT
                                     ORANGEVALE CA 95662

                             R       NFSC FEBO # W86-168254                               20,464.49    7.42%     0.09%
                                     ANNA M BLEDSOE
                                     1626 LAUREL RD
                                     OCEANSIDE CA 92054

PRIMARY A                    B       BANK OF AMERICA NA                               11,452,825.79   99.64%    50.59%
                                     ATTN FUNDS ACCOUNTING (ACI)
                                     TX1-945-08-18
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

                                             NATIONS HIGH YIELD BOND FUND

INVESTOR A                   B       MERRILL LYNCH, PIERCE, FENNER                     1,138,522.24    5.82%     1.02%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

INVESTOR C                   B       MERRILL LYNCH, PIERCE, FENNER                     1,079,149.74   17.06%     0.97%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

PRIMARY A                    B       BANK OF AMERICA NA                               59,301,507.00   82.04%    53.28%
                                     ATTN FUNDS ACCOUNTING (ACI)

                         OWNERSHIP                                                  ACCOUNT SHARES    % OF      % OF
      FUND/CLASS           TYPE                      REGISTRATION                        OWNED        CLASS     FUND
                                     TX1-945-08-18
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

                                            NATIONS INTERMEDIATE BOND FUND

INVESTOR A                   B       UNION BANK TRUST NOMINEE                            274,602.51    8.27%     0.37%
                                     FBO ANGELUS SANITARY
                                     CAN MACHINE CO
                                     EMP WELFARE BP 610001305-00
                                     PO BOX 85484
                                     SAN DIEGO CA 92186-5484

INVESTOR C                   B       MERRILL LYNCH, PIERCE, FENNER                       381,133.74   63.39%     0.51%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

INVESTOR B                   B       MERRILL LYNCH, PIERCE, FENNER                       155,975.08   10.93%     0.21%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

PRIMARY A                    B       BANK OF AMERICA NA                               68,861,423.33   99.65%    92.52%
                                     ATTN FUNDS ACCOUNTING (ACI)
                                     TX1-945-08-18
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

                                       NATIONS INTERMEDIATE MUNICIPAL BOND FUND

INVESTOR A                   B       WILBRANCH & CO                                      311,904.77    7.22%     0.16%
                                     PO BOX 2887
                                     WILSON NC 27894-2887

                             B       MERRILL LYNCH, PIERCE, FENNER                       259,222.44    6.00%     0.14%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

                             R       WARREN K MONTOURI TTEE                              385,569.79    8.93%     0.20%
                                     WARREN K MONTOURI TRUST
                                     U/A DTD 10/08/97
                                     2440 VIRGINIA AVE NW STE 100
                                     WASHINGTON DC 20037-2601

INVESTOR B                   B       MERRILL LYNCH, PIERCE, FENNER                        90,320.32   14.32%     0.05%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

INVESTOR C                   B       MERRILL LYNCH, PIERCE, FENNER                       279,548.68   40.63%     0.15%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

                             R       NFSC FEBO # W18-069736                               75,540.23   10.98%     0.04%
                                     JANICE SUE MANN

                         OWNERSHIP                                                  ACCOUNT SHARES    % OF      % OF
      FUND/CLASS           TYPE                      REGISTRATION                        OWNED        CLASS     FUND
                                     #1 MANN ROAD
                                     FORNEY TX 75126

PRIMARY A                    B       BANK OF AMERICA NA                              184,125,650.32   99.52%    96.41%
                                     ATTN FUNDS ACCOUNTING (ACI)
                                     TX1-945-08-18
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

                                          NATIONS INTERNATIONAL EQUITY FUND

INVESTOR C                   B       TATSUSHI T KUBO, MAX W DAHLGREN,                      8,190.77    5.00%     0.01%
                                     & JOHN DAHLGREN TTEES FBO
                                     EPIC PRODUCTS INTERNATIONAL
                                     CORPORATION 401(K) PLAN
                                     PO BOX 5808
                                     ARLINGTON TX 76005-5808

                             B       E LARRY FONTS TTEE FBO                                8,784.81    5.37%     0.01%
                                     CENTRAL DALLAS ASSOCIATION
                                     PROFIT SHARING PLAN
                                     1200 MAIN ST SUITE 125
                                     DALLAS TX 75202

                             B       JAMES HIGHTOWER ART HIGHTOWER AND                    11,046.64    6.75%     0.01%
                                     WILLIAM HIGHTOWER TTEES FBO
                                     HIGHTOWER CONSTRUCTION CO INC
                                     401K PROFIT SHARING PLAN
                                     P O BOX 1369
                                     GOOSE CREEK SC 29445

                             B       MERRILL LYNCH, PIERCE, FENNER                        62,843.85   38.39%     0.08%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

PRIMARY A                    B       BANK OF AMERICA NA                               62,845,742.60   85.74%    81.77%
                                     ATTN FUNDS ACCOUNTING (ACI)
                                     TX1-945-08-18
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

PRIMARY A                    B       BANK OF AMERICA NA TTEE                           9,111,627.31   12.43%    11.86%
                                     BANK OF AMERICA 401K PLAN
                                     ATTN NORMA AJA / TX4-213-06-14
                                     P O BOX 2518
                                     HOUSTON TX 77252-2518

                                           NATIONS INTERNATIONAL VALUE FUND

INVESTOR A                   B       CHARLES SCHWAB & CO INC                           6,722,947.80   16.56%     3.53%
                                     SPECIAL CUSTODY ACCOUNT
                                     FOR BENEFIT OF CUSTOMERS
                                     ATTN MUTUAL FUNDS
                                     101 MONTGOMERY STREET
                                     SAN FRANCISCO CA 94104

                             B       MERRILL LYNCH, PIERCE, FENNER                     6,801,788.71   16.76%     3.57%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

                             B       BANKERS TRUST AS TRUSTEE FBO                      2,776,818.91    6.84%     1.46%
                                     HARRIS CORPORATION RETIREMENT PLAN
                                     INTERNATIONAL VALUE FUND BALANCED

                         OWNERSHIP                                                  ACCOUNT SHARES    % OF      % OF
      FUND/CLASS           TYPE                      REGISTRATION                        OWNED        CLASS     FUND
                                     1025 W NASA BLVD
                                     MS17
                                     MELBOURNE FL 32919

INVESTOR B                   B       MERRILL LYNCH, PIERCE, FENNER                       903,991.97   14.76%     0.47%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

INVESTOR C                   B       MERRILL LYNCH, PIERCE, FENNER                     2,817,138.75   30.23%     1.48%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

PRIMARY A                    B       BANK OF AMERICA NA                               84,776,769.86   63.22%    44.54%
                                     ATTN FUNDS ACCOUNTING (ACI)
                                     TX1-945-08-18
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

                             B       CHARLES SCHWAB & CO INC                          18,494,701.14   13.79%     9.72%
                                     SPECIAL CUSTODY ACCOUNT
                                     FOR BENEFIT OF CUSTOMERS
                                     ATTN MUTUAL FUNDS
                                     101 MONTGOMERY STREET
                                     SAN FRANCISCO CA 94104

                                             NATIONS LARGECAP INDEX FUND

INVESTOR A                   B       DIVERSIFIED INVESTMENT ADVISORS                     127,604.82    8.47%     0.22%
                                     ATTN: BHEESHAM PERSAUD
                                     MAIL DROP 2-52
                                     4 MANHATTANVILLE ROAD
                                     PURCHASE NY 10577-2119

PRIMARY A                    B       BANK OF AMERICA NA                               18,893,035.55   33.97%    33.03%
                                     ATTN FUNDS ACCOUNTING (ACI)
                                     TX1-945-08-18
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

                             B       BANK OF AMERICA NA TTEE                          35,238,509.84   63.36%    61.61%
                                     BANK OF AMERICA 401K PLAN
                                     ATTN NORMA AJA / TX4-213-06-14
                                     P O BOX 2518
                                     HOUSTON TX 77252-2518

                                      NATIONS LIFEGOAL BALANCED GROWTH PORTFOLIO

INVESTOR C                   B       MERRILL LYNCH, PIERCE, FENNER                       184,725.27   13.03%     0.48%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

                             B       STATE STREET BANK & TRUST CO TTEE FBO               180,429.81   12.73%     0.47%
                                     COASTGEAR & COMPANY
                                     ATTN: KEVIN SMITH
                                     105 ROSEMONT AVE
                                     WESTWOOD MA 02090

PRIMARY A                    B       BANK OF AMERICA NA TTEE                          16,822,960.93   91.56%    43.58%
                                     BANK OF AMERICA 401K PLAN
                                     ATTN NORMA AJA / TX4-213-06-14

                         OWNERSHIP                                                  ACCOUNT SHARES    % OF      % OF
      FUND/CLASS           TYPE                      REGISTRATION                        OWNED        CLASS     FUND
                                     P O BOX 2518
                                     HOUSTON TX 77252-2518

                             B       DIVERSIFIED INVESTMENT ADVISORS                   1,191,787.78    6.49%     3.09%
                                     ATTN: BHEESHAM PERSAUD
                                     MAIL DROP 2-52
                                     4 MANHATTANVILLE ROAD
                                     PURCHASE NY 10577-2119

PRIMARY B                    R       BNY CUST SEP IRA FBO                                  4,824.30   14.63%     0.01%
                                     RONALD E ROSS
                                     4004 NEW TOWN RD
                                     WAXHAW NC 28173-9759

                             R       BNY CUST ROLLOVER IRA FBO                            28,162.16   85.37%     0.07%
                                     MICHAEL CARDELINO
                                     1712 FLATWOOD DRIVE
                                     FLOWER MOUND TX 75028

INVESTOR C                   B       MERRILL LYNCH, PIERCE, FENNER                        54,029.55    6.57%     0.29%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

                                          NATIONS LIFEGOAL GROWTH PORTFOLIO

INVESTOR C                   B       STATE STREET BANK & TRUST CO TTEE                   133,153.52   16.20%     0.72%
                                     FBO COASTGEAR & COMPANY
                                     ATTN: KEVIN SMITH
                                     105 ROSEMONT AVE
                                     WESTWOOD MA 02090

PRIMARY A                    B       BANK OF AMERICA NA                                  508,845.29    6.05%     2.74%
                                     ATTN FUNDS ACCOUNTING (ACI)
                                     TX1-945-08-18
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

                             B       BANK OF AMERICA NA TTEE                           7,611,904.42   90.50%    41.04%
                                     BANK OF AMERICA 401K PLAN
                                     ATTN NORMA AJA / TX4-213-06-14
                                     P O BOX 2518
                                     HOUSTON TX 77252-2518

                                     NATIONS LIFEGOAL INCOME & GROWTH PORTFOLIO

INVESTOR C                   B       MERRILL LYNCH, PIERCE, FENNER                       106,596.99   12.03%     0.86%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

                             B       STATE STREET BANK & TRUST CO TTEE FBO               115,907.54   13.08%     0.93%
                                     COASTGEAR & COMPANY
                                     ATTN: KEVIN SMITH
                                     105 ROSEMONT AVE
                                     WESTWOOD MA 02090

PRIMARY A                    B       BANK OF AMERICA NA                                  256,894.24    6.76%     2.07%
                                     ATTN FUNDS ACCOUNTING (ACI)
                                     TX1-945-08-18
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

                             B       BANK OF AMERICA NA TTEE                           3,018,058.42   79.38%    24.31%
                                     BANK OF AMERICA 401K PLAN
                                     ATTN NORMA AJA / TX4-213-06-14

                         OWNERSHIP                                                  ACCOUNT SHARES    % OF      % OF
      FUND/CLASS           TYPE                      REGISTRATION                        OWNED        CLASS     FUND
                                     P O BOX 2518
                                     HOUSTON TX 77252-2518

                             B       DIVERSIFIED INVESTMENT ADVISORS                     527,098.65   13.86%     4.25%
                                     ATTN: BHEESHAM PERSAUD
                                     MAIL DROP 2-52
                                     4 MANHATTANVILLE ROAD
                                     PURCHASE NY 10577-2119

                                         NATIONS LARGECAP ENHANCED CORE FUND

INVESTOR A                   B       CHARLES SCHWAB & CO INC                              77,587.27    5.02%     0.38%
                                     SPECIAL CUSTODY ACCOUNT
                                     FOR BENEFIT OF CUSTOMERS
                                     ATTN MUTUAL FUNDS
                                     101 MONTGOMERY STREET
                                     SAN FRANCISCO CA 94104

                             B       MERRILL LYNCH, PIERCE, FENNER                       178,812.27   11.57%     0.88%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

PRIMARY A                    B       BANK OF AMERICA NA                               17,839,356.13   94.45%    88.04%
                                     ATTN FUNDS ACCOUNTING (ACI)
                                     TX1-945-08-18
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

                                          NATIONS MARSICO 21ST CENTURY FUND

INVESTOR A                   B       MERRILL LYNCH, PIERCE, FENNER                       428,560.83   16.21%     4.66%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

INVESTOR B                   B       MERRILL LYNCH, PIERCE, FENNER                       366,377.51    7.53%     3.99%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

INVESTOR C                   B       MERRILL LYNCH, PIERCE, FENNER                       236,730.42   35.69%     2.58%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

PRIMARY A                    B       BANK OF AMERICA NA                                1,064,705.81   99.93%    11.59%
                                     ATTN FUNDS ACCOUNTING (ACI)
                                     TX1-945-08-18
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

                                        NATIONS MARSICO FOCUSED EQUITIES FUND

INVESTOR A                   B       CHARLES SCHWAB & CO INC                           2,681,143.65    6.02%     2.03%
                                     SPECIAL CUSTODY ACCOUNT
                                     FOR BENEFIT OF CUSTOMERS
                                     ATTN MUTUAL FUNDS
                                     101 MONTGOMERY STREET
                                     SAN FRANCISCO CA 94104

                         OWNERSHIP                                                  ACCOUNT SHARES    % OF      % OF
      FUND/CLASS           TYPE                      REGISTRATION                        OWNED        CLASS     FUND
                             B       MERRILL LYNCH, PIERCE, FENNER                    14,355,084.45   32.23%    10.88%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

INVESTOR B                   B       MERRILL LYNCH, PIERCE, FENNER                     6,351,183.35   16.88%     4.82%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

INVESTOR C                   B       MERRILL LYNCH, PIERCE, FENNER                     8,659,124.71   54.05%     6.56%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

PRIMARY A                    B       BANK OF AMERICA NA                               17,078,269.16   50.18%    12.95%
                                     ATTN FUNDS ACCOUNTING (ACI)
                                     TX1-945-08-18
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

                             B       LIFEGOAL BALANCED GROWTH PORTFOLIO                2,586,063.49    7.60%     1.96%
                                     ATTN BRIAN SMITH NC1-002-33-31
                                     101 SOUTH TRYON ST
                                     CHARLOTTE NC 28255

                             B       LIFEGOAL GROWTH PORTFOLIO                         2,304,971.10    6.77%     1.75%
                                     ATTN BRIAN SMITH NC1-002-33-31
                                     101 SOUTH TRYON ST
                                     CHARLOTTE NC 28255

                             B       BANK OF AMERICA NA TTEE                           8,246,350.08   24.23%     6.25%
                                     BANK OF AMERICA 401K PLAN
                                     ATTN NORMA AJA / TX4-213-06-14
                                     P O BOX 2518
                                     HOUSTON TX 77252-2518

                                             NATIONS MARSICO GROWTH FUND

INVESTOR A                   B       MERRILL LYNCH, PIERCE, FENNER                    15,630,939.06   57.32%    26.76%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

INVESTOR B                   B       MERRILL LYNCH, PIERCE, FENNER                     1,867,308.03   15.45%     3.20%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

INVESTOR C                   B       MERRILL LYNCH, PIERCE, FENNER                     4,972,897.45   73.75%     8.51%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

PRIMARY A                    B       BANK OF AMERICA NA                               10,917,321.91   87.20%    18.69%
                                     ATTN FUNDS ACCOUNTING (ACI)

                         OWNERSHIP                                                  ACCOUNT SHARES    % OF      % OF
      FUND/CLASS           TYPE                      REGISTRATION                        OWNED        CLASS     FUND
                                     TX1-945-08-18
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

                                 NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND

INVESTOR A                   B       MERRILL LYNCH, PIERCE, FENNER                        77,547.20   16.20%     0.38%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

                             B       TRANSAMERICA LIFE INS & ANNUITY CO                   35,669.39    7.45%     0.17%
                                     1150 S OLIVE STREET STE 10-01
                                     LOS ANGELES CA 90015

INVESTOR B                   B       MERRILL LYNCH, PIERCE, FENNER                        62,126.15   13.07%     0.30%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

                             R       NFSC FEBO # W52-687570                               32,256.65    6.79%     0.16%
                                     JOSEPH C DEBLASE
                                     MARY DEBLASE
                                     11209 MEADOW
                                     LEAWOOD KS 66211
                                     KANSAS CITY MO 64112

                             B       BANC OF AMERICA SECURITIES LLC                       36,075.04    7.59%     0.17%
                                     510-06271-15
                                     NC1-004-03-06
                                     200 NORTH COLLEGE ST 3RD FL
                                     CHARLOTTE NC 28255

                             B       BANC OF AMERICA SECURITIES LLC                       33,467.20    7.04%     0.16%
                                     510-06272-14
                                     NC1-004-03-06
                                     200 NORTH COLLEGE ST 3RD FL
                                     CHARLOTTE NC 28255

INVESTOR C                   B       MERRILL LYNCH, PIERCE, FENNER                        59,942.35   39.50%     0.29%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

                             R       NFSC FEBO # W65-149802                               10,752.69    7.09%     0.05%
                                     SHARON GINSBURG
                                     1551 SANDSPUR ROAD
                                     MAITLAND FL 32750

                             R       RAYMOND JAMES & ASSOC INC                             9,297.56    6.13%     0.04%
                                     FBO MINKIN IRVING
                                     BIN# 84535155
                                     880 CARILLON PKWY
                                     ST PETERSBURG FL 33716

PRIMARY A                    B       BANK OF AMERICA NA                               16,371,400.26   83.49%    79.18%
                                     ATTN FUNDS ACCOUNTING (ACI)
                                     TX1-945-08-18
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

                             B       LIFEGOAL BALANCED GROWTH PORTFOLIO                1,152,505.01    5.88%     5.57%

                         OWNERSHIP                                                  ACCOUNT SHARES    % OF      % OF
      FUND/CLASS           TYPE                      REGISTRATION                        OWNED        CLASS     FUND
                                     ATTN BRIAN SMITH NC1-002-33-31
                                     101 SOUTH TRYON ST
                                     CHARLOTTE NC 28255

                             B       LIFEGOAL GROWTH PORTFOLIO                         1,238,085.16    6.31%     5.99%
                                     ATTN BRIAN SMITH NC1-002-33-31
                                     101 SOUTH TRYON ST
                                     CHARLOTTE NC 28255

                                NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND

INVESTOR A                   R       NFSC FEBO # W13-061581                              355,652.62   11.88%     1.59%
                                     ROBERT GLADSTONE
                                     LESLIE GLADSTONE
                                     2468 BELMONT RD NW
                                     WASHINGTON DC 20008

                             R       NFSC FEBO # W13-153818                              358,671.54   11.99%     1.60%
                                     HOUSE-CHILDS JOINT TRUST
                                     CAROL CHILDS
                                     U/A 05/23/03
                                     4210 LEEWARD PL
                                     BETHESDA MD 20816

INVESTOR B                   B       MERRILL LYNCH, PIERCE, FENNER                       117,134.10    6.44%     0.52%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

INVESTOR C                   B       MERRILL LYNCH, PIERCE, FENNER                        86,665.17   32.95%     0.39%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

                             R       NFSC FEBO # W38-028541                               21,744.30    8.27%     0.10%
                                     ELIZABETH GREGORY
                                     PO BOX 2327
                                     OCEAN CITY MD 21843

                             R       NFSC FEBO # W38-636932                               47,704.98   18.14%     0.21%
                                     JOSEPH J HOCK III
                                     GLORIA D HOCK
                                     1342 ASTER DR
                                     GLEN BURNIE MD 21061

                             R       NFSC FEBO # W38-081264                               47,859.36   18.20%     0.21%
                                     DOUGLAS S GOODWIN REVOCABLE TRUS
                                     DOUGLAS S GOODWIN
                                     U/A 02/09/01
                                     2224 CREST ROAD
                                     BALTIMORE MD 21209

PRIMARY A                    B       BANK OF AMERICA NA                               17,089,517.87   98.91%    76.35%
                                     ATTN FUNDS ACCOUNTING (ACI)
                                     TX1-945-08-18
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

                                              NATIONS MIDCAP GROWTH FUND

INVESTOR C                   B       TATSUSHI T KUBO, MAX W DAHLGREN,                     24,003.83   11.20%     0.05%
                                     & JOHN DAHLGREN TTEES FBO
                                     EPIC PRODUCTS INTERNATIONAL
                                     CORPORATION 401(K) PLAN
                                     PO BOX 5808

                         OWNERSHIP                                                  ACCOUNT SHARES    % OF      % OF
      FUND/CLASS           TYPE                      REGISTRATION                        OWNED        CLASS     FUND
                                     ARLINGTON TX 76005-5808

                             B       MERRILL LYNCH, PIERCE, FENNER                        30,032.35   14.01%     0.06%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

                             B       NFSC FEBO # W25-059382                               13,785.05    6.43%     0.03%
                                     JOHN L MANNING III P/ADM
                                     ORGAIN READY MIX PFT SHRING PL
                                     240 KRAFT ST
                                     CLARKSVILLE TN 37040

PRIMARY A                    B       BANK OF AMERICA NA                               40,301,080.72   90.34%    80.84%
                                     ATTN FUNDS ACCOUNTING (ACI)
                                     TX1-945-08-18
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

                                              NATIONS MIDCAP INDEX FUND

INVESTOR A                   B       LEGG MASON WOOD WALKER INC.                          23,640.61    6.24%     0.02%
                                     309-08442-12
                                     PO BOX 1476
                                     BALTIMORE, MD 21202

PRIMARY A                    B       BANK OF AMERICA NA                              101,895,363.79   78.40%    78.20%
                                     ATTN FUNDS ACCOUNTING (ACI)
                                     TX1-945-08-18
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

                             B       BANK OF AMERICA NA TTEE                          26,855,165.84   20.66%    20.61%
                                     BANK OF AMERICA 401K PLAN
                                     ATTN NORMA AJA / TX4-213-06-14
                                     P O BOX 2518
                                     HOUSTON TX 77252-2518

                                              NATIONS MIDCAP VALUE FUND

INVESTOR A                   B       BANC OF AMERICA SECURITIES LLC                       35,195.51    7.93%     0.09%
                                     102-24549-10
                                     NC1-004-03-06
                                     200 NORTH COLLEGE ST 3RD FL
                                     CHARLOTTE NC 28255

INVESTOR C                   B       SUMMERVILLE PEDIATRICS PA                             5,330.34   13.12%     0.01%
                                     PROFIT SHARING PLAN
                                     312 MIDLAND PARKWAY
                                     SUMMERVILLE SC 29485-8114

                             B       MERRILL LYNCH, PIERCE, FENNER                        13,231.19   32.57%     0.04%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

                             R       NFSC FEBO # W75-069299                                4,032.83    9.93%     0.01%
                                     ALLISON E N METZ TTEE
                                     METZ FAMILY LIVING TRUST
                                     U/A 1/21/99
                                     325 LANSDALE AVE
                                     SAN FRANCISCO CA 94127

                             R       NFSC FEBO # W25-092231                                2,357.22    5.80%     0.01%
                                     NFS/FMTC ROLLOVER IRA
                                     FBO BENJAMIN D JOFFE

                         OWNERSHIP                                                  ACCOUNT SHARES    % OF      % OF
      FUND/CLASS           TYPE                      REGISTRATION                        OWNED        CLASS     FUND
                                     630 ROYAL OAKS PLACE
                                     NASHVILLE TN 37205

                             R       NFSC FEBO # W53-088854                                3,157.42    7.77%     0.01%
                                     J ROBERT COPPER TTEE
                                     J ROBERT COPPER TRUST
                                     U/A 9/15/94
                                     1970 TEE DR
                                     BRASELTON GA 30517

PRIMARY A                    B       BANK OF AMERICA NA                               33,001,833.82   90.38%    88.64%
                                     ATTN FUNDS ACCOUNTING (ACI)
                                     TX1-945-08-18
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

                             B       LIFEGOAL BALANCED GROWTH PORTFOLIO                1,856,289.94    5.08%     4.99%
                                     ATTN BRIAN SMITH NC1-002-33-31
                                     101 SOUTH TRYON ST
                                     CHARLOTTE NC 28255

                                            NATIONS MONEY MARKET RESERVES

ADVISER                      B       BANC OF AMERICA SECURITIES LLC                  235,285,777.00   38.20%     1.59%
                                     OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT
                                     OF OUR CLIENTS
                                     NC1-004-03-06
                                     200 N COLLEGE STREET 3RD FLOOR
                                     CHARLOTTE NC 28255-0001

                             B       HARE & CO, BANK OF NEW YORK                     313,069,293.88   50.82%     2.11%
                                     ATTN STIF/MASTER NOTE
                                     ONE WALL STREET 2ND FL
                                     NEW YORK NY 10286

                             R       OGDEN CORPORATION COLLATERAL                     38,471,557.10    6.25%     0.26%
                                     ACCOUNT HELD BY BK OF AMERICA
                                     ATTN MICHAEL HEREDIA
                                     6610 ROCKLEDGE DR
                                     BETHESDA MD 20817

CAPITAL                      B       BANC OF AMERICA SECURITIES LLC                4,124,395,242.18   39.31%    27.86%
                                     OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT
                                     OF OUR CLIENTS
                                     NC1-004-03-06
                                     200 N COLLEGE STREET 3RD FLOOR
                                     CHARLOTTE NC 28255-0001

                             B       HARE & CO, BANK OF NEW YORK                   2,795,969,968.83   26.65%    18.89%
                                     ATTN STIF/MASTER NOTE
                                     ONE WALL STREET 2ND FL
                                     NEW YORK NY 10286

DAILY                        B       NATIONAL FINANCIAL FOR THE                        4,078,765.85   96.67%     0.03%
                                     EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                     200 LIBERTY ST
                                     1 WORLD FINANCIAL CTR
                                     ATTN MUTUAL FUNDS 5TH FLR
                                     NEW YORK NY 10281

INSTITUTIONAL                B       BANC OF AMERICA SECURITIES LLC                  705,971,524.14   89.58%     4.77%
                                     OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT
                                     OF OUR CLIENTS
                                     NC1-004-03-06
                                     200 N COLLEGE STREET 3RD FLOOR
                                     CHARLOTTE NC 28255-0001

INVESTOR C                   R       NFSC FEBO # W67-611476                              115,236.74   14.07%     0.00%
                                     AIDA K DE ARAB COHEN

                         OWNERSHIP                                                  ACCOUNT SHARES    % OF      % OF
      FUND/CLASS           TYPE                      REGISTRATION                        OWNED        CLASS     FUND
                                     19018 N W 77 PLACE
                                     MIAMI FL 33015

                             R       NFSC FEBO # W81-010960                              295,192.99   36.04%     0.00%
                                     MAXIMAR INC
                                     C/O REX REALTY
                                     7701 FORSYTH BLVD #1125
                                     ST LOUIS MO 63105

                             R       NFSC FEBO # W14-145467                              174,629.20   21.32%     0.00%
                                     WOO BAEG CHOI
                                     SHIN AEE CHOI
                                     4451 REBEL VALLEY VW SE
                                     ATLANTA GA 30339

INVESTOR                     B       CHASE MANHATTAN TRUST CO TRUSTEE                 26,375,000.00   35.07%     0.18%
                                     FOR NKY
                                     SHAREHOLDER SERVICING GROUP
                                     9777 WILSHIRE BLVD STE 800
                                     BEVERLY HILLS CA 90212

                             B       THE BANK OF NEW YORK CO OF FL AS TTEE FOR         5,720,044.00    7.61%     0.04%
                                     CAPITAL AREA HOUSING FINANCE CORP SER 2000-1
                                     ATTN PEG MAKOWSKI
                                     600 NORTH PEARL ST STE 420
                                     DALLAS TX 75201

                             B       THE BANK OF NY TRUST CO OF FL AS TTEE FOR         9,267,182.25   12.32%     0.06%
                                     ALAMO HOUSING FINANCE CORP SERIES 2001
                                     ATTN PEG MAKOWSKI
                                     600 NORTH PEARL ST STE 420
                                     DALLAS TX 75201

                             B       THE BANK OF NY TRUST CO OF FL AS TTEE FOR         7,341,576.83    9.76%     0.05%
                                     NORTEX HOUSING FINANCE CORP 2001-1
                                     ATTN PEG MAKOWSKI
                                     600 NORTH PEARL ST STE 420
                                     DALLAS TX 75201

                             B       THE BANK OF NY TRUST CO OF FL AS TTEE FOR         3,978,340.00    5.29%     0.03%
                                     FT BEND HOUSING FINANCE CORP SERIES 2001-1
                                     ATTN PEG MAKOWSKI
                                     600 NORTH PEARL ST STE 420
                                     DALLAS TX 75201

                             B       THE BANK OF NY TRUST CO OF FL AS TTEE FOR         7,339,654.00    9.76%     0.05%
                                     COASTAL BEND HOUSING FINANCE CORP SERIES
                                     2001-1 ATTN PEG MAKOWSKI
                                     600 NORTH PEARL ST STE 420
                                     DALLAS TX 75201

                             B       THE BANK OF NY TRUST CO OF FL AS TTEE FOR        14,535,886.03   19.33%     0.10%
                                     TEXOMA HOUSING FINANCE DRAW NOTES 2001-1
                                     ATTN PEG MAKOWSKI
                                     600 NORTH PEARL ST STE 420
                                     DALLAS TX 75201

LIQUIDITY                    B       BANC OF AMERICA SECURITIES LLC                  416,357,524.52   99.87%     2.81%
                                     OMNIBUS ACCT FOR THE EXCLUSIVE BENE FIT OF
                                     OUR CLIENTS
                                     NC1-004-03-06
                                     200 N COLLEGE STREET 3RD FLOOR
                                     CHARLOTTE NC 28255-0001

MARKET                       B       BANK OF AMERICA SWP DISBURSEMENT NC           1,172,000,000.00  100.00%     7.92%

                         OWNERSHIP                                                  ACCOUNT SHARES    % OF      % OF
      FUND/CLASS           TYPE                      REGISTRATION                        OWNED        CLASS     FUND
                                     BANK OF AMERICA SWEEP/AUTOBORROW
                                     FIRST CITIZENS BLDG
                                     128 S TRYON ST STE 830
                                     NC1-006-08-03
                                     CHARLOTTE NC 28255

SERVICE                      B       BANK OF AMERICA SWP DISBURSEMENT NC             104,000,000.00   93.21%     0.70%
                                     BANK OF AMERICA SWEEP/AUTOBORROW
                                     FIRST CITIZENS BLDG
                                     128 S TRYON ST STE 830
                                     NC1-006-08-03
                                     CHARLOTTE NC 28255

                             B       COLE TAYLOR BANK FBO ACCRUIT LLC ATTN LAURA       6,091,313.09    5.46%     0.04%
                                     KELLY
                                     111 W WASHINGTON ST STE 650
                                     CHICAGO IL 60602

TRUST                        B       US BANK                                         677,035,240.57   99.86%     4.57%
                                     ATTN ACM DEPT
                                     P O BOX 1787
                                     MILWAUKEE WI 53201

                                            NATIONS MUNICIPAL INCOME FUND

INVESTOR B                   B       MERRILL LYNCH, PIERCE, FENNER                        59,230.93    7.21%     0.09%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

INVESTOR C                   B       MERRILL LYNCH, PIERCE, FENNER                        19,790.75   13.99%     0.03%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

                             B       RAYMOND JAMES & ASSOC INC                             7,530.78    5.32%     0.01%
                                     FBO SAPPINGTON/
                                     BIN# 53902768
                                     880 CARILLON PKWY
                                     ST PETERSBURG FL 33716

                             R       PRUDENTIAL SECURITIES INC. FBO                       12,393.89    8.76%     0.02%
                                     MR EMMET DAVID GELHOT
                                     5630 OLEATHA AVE
                                     SAINT LOUIS MO 63139-1504

                             R       NFSC FEBO # W81-072974                                9,115.77    6.44%     0.01%
                                     JULIUS LORINCE
                                     2704 DUCK POND CT
                                     HENDERSON NV 89074

PRIMARY A                    B       BANK OF AMERICA NA                               64,143,464.47   98.90%    92.26%
                                     ATTN FUNDS ACCOUNTING (ACI)
                                     TX1-945-08-18
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

                                              NATIONS MUNICIPAL RESERVES

LIQUIDITY                    B       BANC OF AMERICA SECURITIES LLC                   85,525,313.39   98.14%     2.38%
                                     OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF
                                     OUR CLIENTS
                                     NC1-004-03-06
                                     200 N COLLEGE STREET 3RD FLOOR
                                     CHARLOTTE NC 28255-0001

                         OWNERSHIP                                                  ACCOUNT SHARES    % OF      % OF
      FUND/CLASS           TYPE                      REGISTRATION                        OWNED        CLASS     FUND
MARKET                       B       BANK OF AMERICA SWP DISBURSEMENT NC             175,000,000.00  100.00%     4.87%
                                     BANK OF AMERICA SWEEP/AUTOBORROW
                                     FIRST CITIZENS BLDG
                                     128 S TRYON ST STE 830
                                     NC1-006-08-03
                                     CHARLOTTE NC 28255

SERVICE                      B       BANK OF AMERICA SWP DISBURSEMENT NC              12,000,000.00  100.00%     0.33%
                                     BANK OF AMERICA SWEEP/AUTOBORROW
                                     FIRST CITIZENS BLDG
                                     128 S TRYON ST STE 830
                                     NC1-006-08-03
                                     CHARLOTTE NC 28255

TRUST                        B       BANK OF AMERICA NA                              424,247,197.68   92.41%    11.80%
                                     ATTN FUNDS ACCOUNTING (ACI)
                                     TX1-945-08-18
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

ADVISER                      B       BANC OF AMERICA SECURITIES LLC                  160,902,451.74   64.27%     4.48%
                                     OMNIBUS ACCT FOR THE EXCLUSIVE BENE
                                     FIT OF OUR CLIENTS
                                     NC1-004-03-06
                                     200 N COLLEGE STREET 3RD FLOOR
                                     CHARLOTTE NC 28255-0001

                             B       NATIONAL FINANCIAL FOR THE                       81,529,221.69   32.57%     2.27%
                                     EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                     200 LIBERTY ST
                                     1 WORLD FINANCIAL CTR
                                     ATTN MUTUAL FUNDS 5TH FLR
                                     NEW YORK NY 10281

CAPITAL                      B       BANC OF AMERICA SECURITIES LLC                  872,740,061.39   50.51%    24.28%
                                     OMNIBUS ACCT FOR THE EXCLUSIVE BENE
                                     FIT OF OUR CLIENTS
                                     NC1-004-03-06
                                     200 N COLLEGE STREET 3RD FLOOR
                                     CHARLOTTE NC 28255-0001

                             B       VAN DER MOOLEN SPECIALISTS USA                  162,023,949.24    9.38%     4.51%
                                     ATTN ROBERT SPIEGELBERG
                                     45 BROADWAY
                                     NEW YORK NY 10006

                             B       BANK OF AMERICA NA                              502,244,432.38   29.07%    13.97%
                                     ATTN FUNDS ACCOUNTING (ACI)
                                     TX1-945-08-18
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

DAILY                        B       NATIONAL FINANCIAL FOR THE                      559,806,783.34  100.00%    15.57%
                                     EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                     200 LIBERTY ST
                                     1 WORLD FINANCIAL CTR
                                     ATTN MUTUAL FUNDS 5TH FLR
                                     NEW YORK NY 10281

INSTITUTIONAL                B       BANC OF AMERICA SECURITIES LLC                  237,054,284.81   99.30%     6.59%
                                     OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF
                                     OUR CLIENTS
                                     NC1-004-03-06
                                     200 N COLLEGE STREET 3RD FLOOR
                                     CHARLOTTE NC 28255-0001

INVESTOR B                   R       NFSC FEBO # W61-402095                               34,053.32   57.92%     0.00%
                                     THOMAS P DOLAN TTEE

                         OWNERSHIP                                                  ACCOUNT SHARES    % OF      % OF
      FUND/CLASS           TYPE                      REGISTRATION                        OWNED        CLASS     FUND
                                     THOMAS P DOLAN TRUST
                                     U/A 1/5/89
                                     4165 BOCA POINTE DRIVE
                                     SARASOTA FL 34238

                             B       NFSC FEBO # W27-746380                               13,265.80   22.56%     0.00%
                                     SWEET JANE'S INC
                                     4823 MEADOW DRIVE SUITE 210
                                     DURHAM NC 27713

                             R       NFSC FEBO # W26-738484                               11,468.78   19.51%     0.00%
                                     BARBARA C TAYLOR
                                     615 COUNTRY CLUB DR
                                     WYTHEVILLE VA 24382

INVESTOR C                   B       BANC OF AMERICA SECURITIES LLC                    1,251,147.32   50.00%     0.03%
                                     510-06271-15
                                     NC1-004-03-06
                                     200 NORTH COLLEGE ST 3RD FL
                                     CHARLOTTE NC 28255

                             B       BANC OF AMERICA SECURITIES LLC                    1,251,147.32   50.00%     0.03%
                                     510-06272-14
                                     NC1-004-03-06
                                     200 NORTH COLLEGE ST 3RD FL
                                     CHARLOTTE NC 28255

INVESTOR                     B       BANC OF AMERICA SECURITIES LLC                   28,254,573.95   31.19%     0.79%
                                     OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF
                                     OUR CLIENTS
                                     NC1-004-03-06
                                     200 N COLLEGE STREET 3RD FLOOR
                                     CHARLOTTE NC 28255-0001

                             B       NATIONAL FINANCIAL FOR THE                       61,339,628.84   67.71%     1.71%
                                     EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                     200 LIBERTY ST
                                     1 WORLD FINANCIAL CTR
                                     ATTN MUTUAL FUNDS 5TH FLR
                                     NEW YORK NY 10281

                          NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND

INVESTOR A                   R       NFSC FEBO # W16-714542                              207,584.22    9.32%     0.90%
                                     W FRANK DOWD JR
                                     P O BOX 35430
                                     CHARLOTTE NC 28235

                             R       NFSC FEBO # X68-061336                              112,939.33    5.07%     0.49%
                                     JULIA E CLARK
                                     4600 TROY'S MTN LN
                                     DURHAM NC 27705

                             R       NFSC FEBO # W27-075515                              204,995.35    9.20%     0.89%
                                     JOAN HUGGINS-PFAFF
                                     P O BOX 5984
                                     HIGH POINT NC 27262

INVESTOR C                   B       MERRILL LYNCH, PIERCE, FENNER                        33,320.47   17.72%     0.15%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

                             R       NFSC FEBO # W16-731382                               22,865.17   12.16%     0.10%
                                     CREIGHTON W SOSSOMON
                                     BANK OF AMERICA COLLATERAL
                                     P O BOX 9

                         OWNERSHIP                                                  ACCOUNT SHARES    % OF      % OF
      FUND/CLASS           TYPE                      REGISTRATION                        OWNED        CLASS     FUND
                                     HIGHLANDS NC 28741

                             B       WEXFORD CLEARING SERVICES CORP FBO                   42,547.84   22.62%     0.19%
                                     THE HAMMOCK HOUSE LLC
                                     GILLES CLOUTIER &
                                     ELIZABETH B CLOUTIER
                                     100 CHESTNUT RD
                                     CHAPEL HILL NC 27514-9548

                             R       FIRST CLEARING, LLC                                  22,851.92   12.15%     0.10%
                                     A/C 8695-3358
                                     CALVIN WELLS
                                     3330 SMITH FARM RD
                                     MATTHEWS NC 28104-5040

PRIMARY A                    B       BANK OF AMERICA NA                               18,341,853.13   97.88%    79.94%
                                     ATTN FUNDS ACCOUNTING (ACI)
                                     TX1-945-08-18
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

                                         NATIONS NEW YORK TAX-EXEMPT RESERVES

CAPITAL                      B       BANC OF AMERICA SECURITIES LLC                    5,759,517.51   66.50%    21.94%
                                     OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF
                                     OUR CLIENTS
                                     NC1-004-03-06
                                     200 N COLLEGE STREET 3RD FLOOR
                                     CHARLOTTE NC 28255-0001

                             R       UBS FINANCIAL SERVICES INC. FBO                   2,750,766.38   31.76%    10.48%
                                     JAMES M NEISSA
                                     JANET K NEISSA
                                     TEN COMM
                                     308 EAST 72ND STREET #15A
                                     NEW YORK NY 10021-4727

ADVISOR                      B       BANC OF AMERICA SECURITIES LLC                    2,952,771.10  100.00%    11.25%
                                     OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF
                                     OUR CLIENTS
                                     NC1-004-03-06
                                     200 N COLLEGE STREET 3RD FLOOR
                                     CHARLOTTE NC 28255-0001

TRUST                        B       BANK OF AMERICA NA                               13,809,612.69  100.00%    52.61%
                                     ATTN FUNDS ACCOUNTING (ACI)
                                     TX1-945-08-18
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

                         NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND

INVESTOR A                   R       DEAN WITTER FOR THE BENEFIT OF                      193,810.41    6.80%     0.78%
                                     J C BERNARD &
                                     PO BOX 250 CHURCH STREET STATION
                                     NEW YORK, NY 10008-0250

                             R       NFSC FEBO # W15-004804                              166,544.22    5.84%     0.67%
                                     URSULA S KAISER
                                     1036 N SHEM DR
                                     MT PLEASANT SC 29464

INVESTOR C                   B       MERRILL LYNCH, PIERCE, FENNER                       354,732.49   33.46%     1.44%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

PRIMARY A                    B       BANK OF AMERICA NA                               19,586,940.68   99.53%    79.26%

                         OWNERSHIP                                                  ACCOUNT SHARES    % OF      % OF
      FUND/CLASS           TYPE                      REGISTRATION                        OWNED        CLASS     FUND
                                     ATTN FUNDS ACCOUNTING (ACI)
                                     TX1-945-08-18
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

                                      NATIONS SHORT INTERMEDIATE GOVERNMENT FUND

INVESTOR A                   B       NFSC FEBO # W14-610208                            1,112,474.91    9.89%     1.00%
                                     BURGESS PIGMENT CO
                                     PO BOX 349 DECK BLVD
                                     SANDERSVILLE GA 31082

INVESTOR B                   B       MERRILL LYNCH, PIERCE, FENNER                       644,119.30    7.64%     0.58%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

INVESTOR C                   B       MERRILL LYNCH, PIERCE, FENNER                       247,264.73    8.97%     0.22%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

                             B       NFSC FEBO # W75-025127                              271,836.63    9.87%     0.24%
                                     PALM MICROSYSTEMS INC
                                     2520 MISSION COLLEGE BLVD.
                                     #103
                                     SANTA CLARA CA 95054

PRIMARY A                    B       BANK OF AMERICA NA                               87,553,479.92   98.75%    78.75%
                                     ATTN FUNDS ACCOUNTING (ACI)
                                     TX1-945-08-18
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

PRIMARY B                    B       RELIANCE TRUST CO                                    25,968.87  100.00%     0.02%
                                     PO BOX 48529
                                     ATLANTA GA 30362

                                       NATIONS SHORT TERM MUNICIPAL INCOME FUND

INVESTOR B                   R       NFSC FEBO # W14-726940                               16,319.67   11.03%     0.02%
                                     JUDITH C BROWN
                                     708 OLD GREENVILLE RD
                                     FAYETTEVILLE GA 30215

                             R       NFSC FEBO # W26-677108                                7,482.67    5.06%     0.01%
                                     KATHLYN C KEOGH
                                     7729 NEWPORT AVENUE
                                     NORFOLK VA 23505

                             R       NFSC FEBO # W52-709450                               13,276.65    8.97%     0.01%
                                     KIRK S KOWALEWSKI
                                     JEANETTE KOWALEWSKI
                                     13008 W 128TH PL
                                     OVERLAND PARK KS 66213

                             R       NFSC FEBO # W26-056430                               11,985.46    8.10%     0.01%
                                     ANNIE W SMITH LIVING TRUST
                                     ANNIE W SMITH
                                     U/A 12/02/91
                                     206 GRAVES CIRCLE
                                     NEWPORT NEWS VA 23602

                             B       FISERV SECURITIES, INC.                              11,444.16    7.73%     0.01%
                                     FAO 61528154

                         OWNERSHIP                                                  ACCOUNT SHARES    % OF      % OF
      FUND/CLASS           TYPE                      REGISTRATION                        OWNED        CLASS     FUND
                                     ATTN: MUTUAL FUNDS
                                     ONE COMMERCE SQUARE
                                     2005 MARKET STREET SUITE 1200
                                     PHILADELPHIA, PA 19103

INVESTOR C                   B       MERRILL LYNCH, PIERCE, FENNER                     2,277,562.61   30.42%     2.10%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

PRIMARY A                    B       BANK OF AMERICA NA                               77,575,022.71   95.82%    71.53%
                                     ATTN FUNDS ACCOUNTING (ACI)
                                     TX1-945-08-18
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

                                            NATIONS SHORT-TERM INCOME FUND

INVESTOR A                   B       MERRILL LYNCH, PIERCE, FENNER                       761,957.27    5.56%     0.72%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

                             B       NFSC FEBO # W16-698636                              934,243.56    6.81%     0.88%
                                     TRYON ASSURANCE CO LTD
                                     VICTORIA HALL 11 VICTORIA ST
                                     HAMILTON BERMUDA 21
                                     BERMUDA

                             B       NFSC FEBO # W16-029262                            1,546,529.98   11.28%     1.45%
                                     TRYON ASSURANCE CO LTD
                                     CREDIT CARD REINSURANCE
                                     VICTORIA HALL 11 VICTORIA ST
                                     HAMILTON BERMUDA 21
                                     BERMUDA

                             B       BANC OF AMERICA SECURITIES LLC                    2,162,462.52   15.77%     2.03%
                                     220-24760-12
                                     NC1-004-03-06
                                     200 NORTH COLLEGE ST 3RD FL
                                     CHARLOTTE NC 28255

INVESTOR B                   B       NFSC FEBO # W17-731269                               47,819.96   24.37%     0.04%
                                     WEST ANDERSON RURAL WATER &
                                     SEWER CO INC
                                     2767 WHITEHALL RD
                                     ANDERSON SC 29625

                             B       NFSC FEBO # W17-731277                               28,358.17   14.45%     0.03%
                                     W ANDERSON RURAL WATER & SEWER
                                     RESERVE FUND
                                     2767 WHITEHALL RD
                                     ANDERSON SC 29625

                             B       NFSC FEBO # W17-737127                               15,716.52    8.01%     0.01%
                                     CLEMSON ARCHITECTURAL FNDTN
                                     150 LEE HALL
                                     BOX 340502
                                     CLEMSON SC 29634

                             R       NFSC FEBO # W17-036552                               10,054.62    5.12%     0.01%
                                     R A PERSELL JR, B B PERSELL TTEE
                                     ROBERT A PERSELL JR & BEVERLY B
                                     PERSELL LIVING TRT, U/A 2/14/97
                                     6520 WAVERLY STREET

                         OWNERSHIP                                                  ACCOUNT SHARES    % OF      % OF
      FUND/CLASS           TYPE                      REGISTRATION                        OWNED        CLASS     FUND
                                     ALEXANDRIA VA 22312

INVESTOR C                   B       MERRILL LYNCH, PIERCE, FENNER                       656,134.88   13.29%     0.62%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

PRIMARY A                    B       BANK OF AMERICA NA                               75,231,497.30   85.84%    70.75%
                                     ATTN FUNDS ACCOUNTING (ACI)
                                     TX1-945-08-18
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

                             B       LIFEGOAL BALANCED GROWTH PORTFOLIO                5,651,755.19    6.45%     5.32%
                                     ATTN BRIAN SMITH NC1-002-33-31
                                     101 SOUTH TRYON ST
                                     CHARLOTTE NC 28255

                             B       LIFEGOAL INCOME & GROWTH PORTFOLIO                5,319,033.15    6.07%     5.00%
                                     ATTN BRIAN SMITH NC1-002-33-31
                                     101 SOUTH TRYON ST
                                     CHARLOTTE NC 28255

                                             NATIONS SMALL CAP INDEX FUND

INVESTOR A                   B       DADE COMMUNITY FOUNDATION INC                        44,283.70    6.20%     0.09%
                                     200 SOUTH BISCAYNE BLVD STE 505
                                     MIAMI FL 33131-2343

                             B       CHARLES SCHWAB & CO INC                             114,753.18   16.08%     0.24%
                                     SPECIAL CUSTODY ACCOUNT
                                     FOR BENEFIT OF CUSTOMERS
                                     ATTN MUTUAL FUNDS
                                     101 MONTGOMERY STREET
                                     SAN FRANCISCO CA 94104

                             B       WILMINGTON TRUST CO CUST FBO                         44,793.14    6.28%     0.09%
                                     BERMAN FAMILY INVESTMENT
                                     LIMITED PARTNERSHIP A/C 55346-0
                                     U/A DTD 05/24/01
                                     PO BOX 8882 ATTN MUTUAL FUNDS
                                     WILMINGTON DE 19899-8882

                             R       NFSC FEBO # P56-000060                               55,173.05    7.73%     0.11%
                                     STEVEN J UMBERGER
                                     KATHRYN D UMBERGER
                                     1854 RIVER ROAD
                                     JACKSONVILLE FL 32207

PRIMARY A                    B       BANK OF AMERICA NA                               39,251,820.03   82.51%    81.20%
                                     ATTN FUNDS ACCOUNTING (ACI)
                                     TX1-945-08-18
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

                             B       BANK OF AMERICA NA TTEE                           7,731,744.42   16.25%    15.99%
                                     BANK OF AMERICA 401K PLAN
                                     ATTN NORMA AJA / TX4-213-06-14
                                     P O BOX 2518
                                     HOUSTON TX 77252-2518

                                              NATIONS SMALL COMPANY FUND

INVESTOR B                   B       MERRILL LYNCH, PIERCE, FENNER                        80,567.64    5.82%     0.15%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM

                         OWNERSHIP                                                  ACCOUNT SHARES    % OF      % OF
      FUND/CLASS           TYPE                      REGISTRATION                        OWNED        CLASS     FUND
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

INVESTOR C                   B       MERRILL LYNCH, PIERCE, FENNER                        71,545.36   19.05%     0.13%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

PRIMARY A                    B       BANK OF AMERICA NA                               36,204,264.08   92.83%    66.90%
                                     ATTN FUNDS ACCOUNTING (ACI)
                                     TX1-945-08-18
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

                                             NATIONS SMALLCAP VALUE FUND

INVESTOR A                   B       NFSC FEBO # W32-074136                               13,562.03    7.27%     0.12%
                                     WILLIAM J MEURER
                                     FMT CO TTEE PSRP PS
                                     16215 TALAVERA DE AVILA
                                     TAMPA FL 33613

                             R       NFSC FEBO # W75-071013                               13,135.93    7.04%     0.12%
                                     NFS/FMTC IRA
                                     FBO MICHAEL G CONN
                                     38 MONTE AVE
                                     PIEDMONT CA 94611

                             B       BANC OF AMERICA SECURITIES LLC                       28,084.76   15.06%     0.25%
                                     102-24978-10
                                     NC1-004-03-06
                                     200 NORTH COLLEGE ST 3RD FL
                                     CHARLOTTE NC 28255

                             B       BANC OF AMERICA SECURITIES LLC                       15,036.17    8.06%     0.13%
                                     102-24549-10
                                     NC1-004-03-06
                                     200 NORTH COLLEGE ST 3RD FL
                                     CHARLOTTE NC 28255

                             B       NFSC FEBO # W75-186295                                9,900.95    5.31%     0.09%
                                     PELL FAMILY FOUNDATION
                                     ATTN: EDA PELL
                                     59 DORIAN WAY
                                     SAN RAFAEL CA 94901

INVESTOR C                   B       MERRILL LYNCH, PIERCE, FENNER                         2,884.16   24.32%     0.03%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

                             R       NFSC FEBO # W27-075450                                1,171.54    9.88%     0.01%
                                     NFS/FMTC IRA
                                     FBO RANDY E GREESON
                                     1603 HOBBS RD
                                     GREENSBORO NC 27410

                             R       RAYMOND JAMES & ASSOC INC                               729.23    6.15%     0.01%
                                     FBO HARDISON RIRA
                                     BIN# 87454768
                                     880 CARILLON PKWY
                                     ST PETERSBURG FL 33716

                             R       RAYMOND JAMES & ASSOC INC                               729.23    6.15%     0.01%
                                     FBO HARDISON RIRA

                         OWNERSHIP                                                  ACCOUNT SHARES    % OF      % OF
      FUND/CLASS           TYPE                      REGISTRATION                        OWNED        CLASS     FUND
                                     BIN# 87454810
                                     880 CARILLON PKWY
                                     ST PETERSBURG FL 33716

                             R       NFSC FEBO # W78-761176                                1,008.82    8.51%     0.01%
                                     NFS/FMTC ROLLOVER IRA
                                     FBO CHARLES A BROADNAX
                                     2002 COOLCREST AV
                                     UPLAND CA 91786

                             R       NFSC FEBO # W76-078107                                1,347.63   11.37%     0.01%
                                     NFS/FMTC ROLLOVER IRA
                                     FBO ELAINE B ZABRISKIE
                                     5256 MILES AVENUE
                                     OAKLAND CA 94618

                             R       NFSC FEBO # W78-106267                                  927.65    7.82%     0.01%
                                     JULIE K TOBIN TTEE
                                     JULIE K TOBIN FAMILY TR
                                     7891 ROSE ST
                                     LA PALMA CA 90623

PRIMARY A                    B       BANK OF AMERICA NA                                8,183,067.94   74.98%    73.33%
                                     ATTN FUNDS ACCOUNTING (ACI)
                                     TX1-945-08-18
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

                             B       LIFEGOAL BALANCED GROWTH PORTFOLIO                1,244,743.01   11.41%    11.15%
                                     ATTN BRIAN SMITH NC1-002-33-31
                                     101 SOUTH TRYON ST
                                     CHARLOTTE NC 28255

                             B       LIFEGOAL GROWTH PORTFOLIO                           919,489.48    8.43%     8.24%
                                     ATTN BRIAN SMITH NC1-002-33-31
                                     101 SOUTH TRYON ST
                                     CHARLOTTE NC 28255

                                            NATIONS STRATEGIC GROWTH FUND

INVESTOR C                   B       STATE STREET BANK & TRUST CO TTEE                 1,149,014.91   75.75%     0.64%
                                     FBO COASTGEAR & COMPANY
                                     ATTN: KEVIN SMITH
                                     105 ROSEMONT AVE
                                     WESTWOOD MA 02090

PRIMARY A                    B       BANK OF AMERICA NA                              143,926,749.05   95.91%    80.06%
                                     ATTN FUNDS ACCOUNTING (ACI)
                                     TX1-945-08-18
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

                                            NATIONS STRATEGIC INCOME FUND

                             B       MERRILL LYNCH, PIERCE, FENNER                        70,008.74   18.82%     0.30%
INVESTOR C                           & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

                             R       NFSC FEBO # W17-662682                               18,845.12    5.07%     0.08%
                                     NFSC/FMTC IRA ROLLOVER
                                     FBO LINDA G WALKER
                                     7 SALLY ST
                                     SPARTANBURG SC 29301

                             B       NFSC FEBO # W25-059382                               24,930.45    6.70%     0.11%
                                     JOHN L MANNING III P/ADM
                                     ORGAIN READY MIX PFT SHRING PL

                         OWNERSHIP                                                  ACCOUNT SHARES    % OF      % OF
      FUND/CLASS           TYPE                      REGISTRATION                        OWNED        CLASS     FUND
                                     240 KRAFT ST
                                     CLARKSVILLE TN 37040

                             R       NFSC FEBO # W53-067121                               33,445.75    8.99%     0.14%
                                     J DAVID PAISLEY
                                     16 WESTMINSTER
                                     LAKE OSWEGO OR 97034
                                     CHESTERFIELD MO 63017

PRIMARY A                    B       BANK OF AMERICA NA                               15,309,922.77   98.90%    66.12%
                                     ATTN FUNDS ACCOUNTING (ACI)
                                     TX1-945-08-18
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

                                             NATIONS TAX-EXEMPT RESERVES

                             B       BANC OF AMERICA SECURITIES LLC                   10,419,841.54   86.00%     0.34%
ADVISOR                              OMNIBUS ACCT FOR THE EXCLUSIVE BENE
                                     FIT OF OUR CLIENTS
                                     NC1-004-03-06
                                     200 N COLLEGE STREET 3RD FLOOR
                                     CHARLOTTE NC 28255-0001

                             B       NATIONAL FINANCIAL FOR THE                        1,638,755.84   13.53%     0.05%
                                     EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                     200 LIBERTY ST
                                     1 WORLD FINANCIAL CTR
                                     ATTN MUTUAL FUNDS 5TH FLR
                                     NEW YORK NY 10281

CAPITAL                      B       NATIONS SHORT TERM MUNICIPAL INCOME              48,092,000.00   10.85%     1.58%
                                     51-0349911
                                     ATTN DEL LUCAS
                                     101 S TRYON STREET NC1-002-12-31
                                     CHARLOTTE NC 28255

                             B       NATIONS INTERMEDIATE MUNICIPAL BOND              71,659,391.92   16.17%     2.35%
                                     043187336
                                     ATTN DEL LUCAS
                                     101 S TRYON STREET NC1-002-12-01
                                     CHARLOTTE NC 28255

                             B       BANC OF AMERICA SECURITIES LLC                  141,721,756.59   31.98%     4.66%
                                     OMNIBUS ACCT FOR THE EXCLUSIVE BENE
                                     FIT OF OUR CLIENTS
                                     NC1-004-03-06
                                     200 N COLLEGE STREET 3RD FLOOR
                                     CHARLOTTE NC 28255-0001

                             B       BANK OF AMERICA NA                               91,254,932.69   20.59%     3.00%
                                     ATTN FUNDS ACCOUNTING (ACI)
                                     TX1-945-08-18
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

DAILY                        B       NATIONAL FINANCIAL FOR THE                       51,331,266.75   99.85%     1.69%
                                     EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                     200 LIBERTY ST
                                     1 WORLD FINANCIAL CTR
                                     ATTN MUTUAL FUNDS 5TH FLR
                                     NEW YORK NY 10281

INSTITUTIONAL                B       BANC OF AMERICA SECURITIES LLC                   19,685,142.90   99.99%     0.65%
                                     OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF
                                     OUR CLIENTS
                                     NC1-004-03-06
                                     200 N COLLEGE STREET 3RD FLOOR
                                     CHARLOTTE NC 28255-0001

                         OWNERSHIP                                                  ACCOUNT SHARES    % OF      % OF
      FUND/CLASS           TYPE                      REGISTRATION                        OWNED        CLASS     FUND
INVESTOR A                   B       BANC OF AMERICA SECURITIES LLC                   58,211,076.17   57.48%     1.91%
                                     OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF
                                     OUR CLIENTS
                                     NC1-004-03-06
                                     200 N COLLEGE STREET 3RD FLOOR
                                     CHARLOTTE NC 28255-0001

                             B       NATIONAL FINANCIAL FOR THE                       42,087,907.78   41.56%     1.38%
                                     EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                     200 LIBERTY ST
                                     1 WORLD FINANCIAL CTR
                                     ATTN MUTUAL FUNDS 5TH FLR
                                     NEW YORK NY 10281

INVESTOR                     R       CHARLES ELBERT TINGLEY                            7,337,449.83    6.06%     0.24%
                                     17 GALE ROAD
                                     BLOOMFIELD CT 06002

LIQUIDITY                    B       BANC OF AMERICA SECURITIES LLC                    3,522,209.31  100.00%     0.12%
                                     OMNIBUS ACCT FOR THE EXCLUSIVE BENE
                                     FIT OF OUR CLIENTS
                                     NC1-004-03-06
                                     200 N COLLEGE STREET 3RD FLOOR
                                     CHARLOTTE NC 28255-0001

TRUST                        B       BANK OF AMERICA NA                            2,278,992,996.71   98.64%    74.89%
                                     ATTN FUNDS ACCOUNTING (ACI)
                                     TX1-945-08-18
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

                               NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND

INVESTOR A                   R       NFSC FEBO # W25-683256                              138,413.96    9.27%     2.06%
                                     MARSHALL T POLK III
                                     PO BOX 90148
                                     NASHVILLE TN 37209

                             B       HUBCO                                                96,907.01    6.49%     1.44%
                                     REGIONS FINANCIAL CORP
                                     ATTN TRUST OPERATIONS 14TH FLOOR
                                     PO BOX 830688
                                     BIRMINGHAM AL 35283-0688

                             B       UBS FINANCIAL SERVICES INC.                         122,792.40    8.22%     1.83%
                                     CHARLES GROSS
                                     155 CHEEK RD
                                     NASHVILLE TN 37205-4215

                             B       UBS FINANCIAL SERVICES INC.                          92,275.28    6.18%     1.37%
                                     WILLIAM A PAT SCRUGGS
                                     P O BOX 9839
                                     KNOXVILLE TN 37940-0839

INVESTOR C                   B       MERRILL LYNCH, PIERCE, FENNER                        11,971.88    7.07%     0.18%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

                             R       NFSC FEBO # W25-095222                                9,741.27    5.76%     0.15%
                                     PIO A PECACHE
                                     CONCHITA T PECACHE
                                     4061 BRANDYWINE POINT BLVD
                                     OLD HICKORY TN 37138

                             R       NFSC FEBO # W25-099880                                9,624.51    5.69%     0.14%

                         OWNERSHIP                                                  ACCOUNT SHARES    % OF      % OF
      FUND/CLASS           TYPE                      REGISTRATION                        OWNED        CLASS     FUND
                                     J CHASE COLE
                                     511 UNION ST STE 2100
                                     NASHVILLE TN 37219

                             R       MORGAN KEEGAN & COMPANY, INC.                        12,986.24    7.67%     0.19%
                                     FBO WILLIAM O. DEBERRY AND
                                     MELBA W. DEBERRY JTWROS
                                     1420 BROOKSIDE DRIVE
                                     GERMANTOWN TN 381381847

                             B       UBS FINANCIAL SERVICES INC.                          19,695.81   11.64%     0.29%
                                     ROBERT MADIGAN
                                     5301 RIO VISTA LANE
                                     KNOXVILLE TN 37919-8939

                             R       FIRST CLEARING CORPORATION                           11,367.88    6.72%     0.17%
                                     A/C 1996-6920
                                     JANE N CASEY
                                     7011 SHERWOOD DR.
                                     KNOXVILLE TN 37919-7301

                             B       FIRST CLEARING CORPORATION                           11,367.88    6.72%     0.17%
                                     A/C 2130-1355
                                     MICHAEL E. CASEY
                                     7011 SHERWOOD DR.
                                     KNOXVILLE TN 37919

PRIMARY A                    B       BANK OF AMERICA NA                                4,549,139.37   98.34%    67.76%
                                     ATTN FUNDS ACCOUNTING (ACI)
                                     TX1-945-08-18
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

                                              NATIONS TREASURY RESERVES

TRUST                        B       BANK OF AMERICA NA                              798,431,323.65   89.61%     7.26%
                                     ATTN FUNDS ACCOUNTING (ACI)
                                     TX1-945-08-18
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

                             B       HARE & CO, BANK OF NEW YORK                      82,972,925.99    9.31%     0.75%
                                     ATTN STIF/MASTER NOTE
                                     ONE WALL STREET 2ND FL
                                     NEW YORK NY 10286

ADVISER                      B       BANK OF AMERICA OF TEXAS NA AGENT FBO         1,000,032,011.64   39.04%     9.09%
                                     GLOBAL FINANCE SWEEP CUSTOMERS
                                     ATTN: STEVEN EDWARDS
                                     1201 MAIN ST TX1-609-21-04
                                     DALLAS TX 75202

                             B       BANK OF AMERICA SWP DISBURSEMENT NC             332,000,000.00   12.96%     3.02%
                                     BANK OF AMERICA SWEEP/AUTOBORROW
                                     FIRST CITIZENS BLDG
                                     128 S TRYON ST STE 830
                                     NC1-006-08-03
                                     CHARLOTTE NC 28255

                             B       BANC OF AMERICA SECURITIES LLC                  443,046,312.83   17.30%     4.03%
                                     OMNIBUS ACCT FOR THE EXCLUSIVE BENE
                                     FIT OF OUR CLIENTS
                                     NC1-004-03-06
                                     200 N COLLEGE STREET 3RD FLOOR
                                     CHARLOTTE NC 28255-0001

                             B       HARE & CO, BANK OF NEW YORK                     530,671,125.64   20.72%     4.83%
                                     ATTN STIF/MASTER NOTE
                                     ONE WALL STREET 2ND FL

                         OWNERSHIP                                                  ACCOUNT SHARES    % OF      % OF
      FUND/CLASS           TYPE                      REGISTRATION                        OWNED        CLASS     FUND
                                     NEW YORK NY 10286

CAPITAL                      B       BANC OF AMERICA SECURITIES LLC                2,201,633,993.47   80.47%    20.02%
                                     OMNIBUS ACCT FOR THE EXCLUSIVE BENE
                                     FIT OF OUR CLIENTS
                                     NC1-004-03-06
                                     200 N COLLEGE STREET 3RD FLOOR
                                     CHARLOTTE NC 28255-0001

                             B       BANK OF AMERICA NA                              152,748,559.35    5.58%     1.39%
                                     ATTN FUNDS ACCOUNTING (ACI)
                                     TX1-945-08-18
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

DAILY                        B       BANK OF AMERICA SWP DISBURSEMENT NC             236,000,000.00   34.36%     2.15%
                                     BANK OF AMERICA SWEEP/AUTOBORROW
                                     FIRST CITIZENS BLDG
                                     128 S TRYON ST STE 830
                                     NC1-006-08-03
                                     CHARLOTTE NC 28255

                             B       NATIONAL FINANCIAL FOR THE                      304,192,243.34   44.29%     2.77%
                                     EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                     200 LIBERTY ST
                                     1 WORLD FINANCIAL CTR
                                     ATTN MUTUAL FUNDS 5TH FLR
                                     NEW YORK NY 10281

INSTITUTIONAL                B       BANC OF AMERICA SECURITIES LLC                  652,455,208.22   83.24%     5.93%
                                     OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF
                                     OUR CLIENTS
                                     NC1-004-03-06
                                     200 N COLLEGE STREET 3RD FLOOR
                                     CHARLOTTE NC 28255-0001

INSTITUTIONAL                B       BENTLY PRESSURIZED BEARING CO                    81,444,111.10   10.39%     0.74%
                                     1711 ORBIT WAY BLDG 2
                                     MINDEN NV 89423

INVESTOR A                   B       HARE & CO, BANK OF NEW YORK                     841,549,796.85   92.64%     7.65%
                                     ATTN STIF/MASTER NOTE
                                     ONE WALL STREET 2ND FL
                                     NEW YORK NY 10286

                             B       OXFORD SECURITIES LITIGATION                     52,439,524.72    5.77%     0.48%
                                     SETTLEMENT FUND ACCOUNT
                                     2300 PROMENADE II
                                     1230 PEACHTREE STNE
                                     ATLANTA GA 30309

INVESTOR B                   R       BNY CUST ROLLOVER IRA FBO                            79,342.86   19.48%     0.00%
                                     WILLIAM D PLUMLEY
                                     5555 SW 28TH AVE
                                     OCALA FL 34474

                             R       NFSC FEBO # W38-749265                               23,952.51    5.88%     0.00%
                                     OF THE DUANE PITTS IRREV TR
                                     JOYCE PITTS
                                     U/A 03/24/98
                                     10112 BIGNONIA DR
                                     LAUREL MD 20708

                             R       NFSC FEBO # W52-036919                               20,463.75    5.02%     0.00%
                                     DANIEL B NELSON
                                     22082 PARALLEL RD
                                     TONGANOXIE KS 66086

                             R       NFSC FEBO # W77-467650                               72,597.44   17.82%     0.00%
                                     CREIGHTON BESCH

                         OWNERSHIP                                                  ACCOUNT SHARES    % OF      % OF
      FUND/CLASS           TYPE                      REGISTRATION                        OWNED        CLASS     FUND
                                     800 23RD AVE S
                                     SEATTLE WA 98144

                             R       NFSC FEBO # W77-337501                              132,736.88   32.59%     0.00%
                                     NFS/FMTC IRA
                                     FBO CARLOS O RIOJA
                                     11903 AMBAUM BLVD SW
                                     SEATTLE WA 98146

INVESTOR C                   R       NFSC FEBO # W14-135259                                4,530.50  100.00%     0.00%
                                     PHYLLIS T STYLES
                                     1566 SUGAR CREEK RD
                                     CRANDALL GA 30711

INVESTOR                     B       BANC OF AMERICA SECURITIES LLC                  394,728,531.02   61.19%     3.59%
                                     OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF
                                     OUR CLIENTS
                                     NC1-004-03-06
                                     200 N COLLEGE STREET 3RD FLOOR
                                     CHARLOTTE NC 28255-0001

                             B       HARE & CO, BANK OF NEW YORK                     188,602,349.81   29.24%     1.72%
                                     ATTN STIF/MASTER NOTE
                                     ONE WALL STREET 2ND FL
                                     NEW YORK NY 10286

                             B       NATIONAL FINANCIAL FOR THE                       43,659,375.13    6.77%     0.40%
                                     EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                     200 LIBERTY ST
                                     1 WORLD FINANCIAL CTR
                                     ATTN MUTUAL FUNDS 5TH FLR
                                     NEW YORK NY 10281

LIQUIDITY                    R       JOHN H MCCALL                                    20,997,462.58    5.47%     0.19%
                                     4002 TYX TRAIL
                                     SPICEWOOD TX 78669

                             B       BANK OF AMERICA SWP DISBURSEMENT NC              44,000,000.00   11.45%     0.40%
                                     BANK OF AMERICA SWEEP/AUTOBORROW
                                     FIRST CITIZENS BLDG
                                     128 S TRYON ST STE 830
                                     NC1-006-08-03
                                     CHARLOTTE NC 28255

                             B       BANC OF AMERICA SECURITIES LLC                  303,130,071.99   78.90%     2.76%
                                     OMNIBUS ACCT FOR THE EXCLUSIVE BENE
                                     FIT OF OUR CLIENTS
                                     NC1-004-03-06
                                     200 N COLLEGE STREET 3RD FLOOR
                                     CHARLOTTE NC 28255-0001

MARKET                       B       BANK OF AMERICA SWP DISBURSEMENT NC           1,181,000,000.00  100.00%    10.74%
                                     BANK OF AMERICA SWEEP/AUTOBORROW
                                     FIRST CITIZENS BLDG
                                     128 S TRYON ST STE 830
                                     NC1-006-08-03
                                     CHARLOTTE NC 28255

SERVICE                      B       BANK OF AMERICA SWP DISBURSEMENT NC             223,000,000.00   87.91%     2.03%
                                     BANK OF AMERICA SWEEP/AUTOBORROW
                                     FIRST CITIZENS BLDG
                                     128 S TRYON ST STE 830
                                     NC1-006-08-03
                                     CHARLOTTE NC 28255

                                   NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND

INVESTOR A                   B       MOTCO                                               130,761.36   15.85%     0.50%
                                     P O BOX 17001-TRUST

                         OWNERSHIP                                                  ACCOUNT SHARES    % OF      % OF
      FUND/CLASS           TYPE                      REGISTRATION                        OWNED        CLASS     FUND
                                     SAN ANTONIO TX 78217

                             B       MERRILL LYNCH, PIERCE, FENNER                       285,710.10   34.63%     1.09%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

                             R       MADELINE O'DONNELL                                   43,993.54    5.33%     0.17%
                                     2395 NICHOLS CANYON RD
                                     HOLLYWOOD CA 90046

INVESTOR B                   R       NFSC FEBO # W40-604062                               25,863.28    5.62%     0.10%
                                     STEVEN SMITH TTEE
                                     PAMELA C SMITH TR
                                     C/O SPENCO MEDICAL CORP
                                     PO BOX 2501
                                     WACO TX 76702

                             R       NFSC FEBO # W18-719404                               37,691.45    8.19%     0.14%
                                     MONTINE T WISDOM
                                     6335 W NORTHWEST HWY #1318
                                     DALLAS TX 75225

                             R       NFSC FEBO # W23-726141                               26,811.84    5.82%     0.10%
                                     HOWARD D WOMACK
                                     291 FM 1078
                                     ORANGE TX 77632

                             B       Southwest Securities FOB                             38,554.94    8.38%     0.15%
                                     ACCT# 54346528
                                     P.O. Box 509002
                                     Dallas, TX 75250

INVESTOR C                   R       DONALD E POLLOCK &                                      756.14   30.00%     0.00%
                                     DOROTHY L POLLOCK JTWROS
                                     102 PALMKEY ST
                                     MC QUEENEY TX 78123-3410

                             B       MERRILL LYNCH, PIERCE, FENNER                         1,764.66   70.00%     0.01%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

PRIMARY A                    B       BANK OF AMERICA NA                               24,811,037.76   99.69%    94.64%
                                     ATTN FUNDS ACCOUNTING (ACI)
                                     TX1-945-08-18
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

                                 NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND

INVESTOR C                   B       MERRILL LYNCH, PIERCE, FENNER                        44,085.61   20.67%     0.13%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

                             R       DOROTHY LEE WALSHE                                   10,778.97    5.05%     0.03%
                                     5801 MILL SPRING RD
                                     MIDLOTHIAN VA 23112

                             B       UBS FINANCIAL SERVICES INC. FBO                      34,883.75   16.36%     0.11%
                                     MR. GARY KLINE

                         OWNERSHIP                                                  ACCOUNT SHARES    % OF      % OF
      FUND/CLASS           TYPE                      REGISTRATION                        OWNED        CLASS     FUND
                                     4496 OCCOQUAN VIEW CT
                                     WOODBRIDGE VA 22192-5803

                             R       NFSC FEBO # W26-100935                               17,974.52    8.43%     0.05%
                                     NADINE RICHMOND KIEFFER
                                     1773 INDIAN RIVER RD
                                     VIRGINIA BEACH VA 23456

PRIMARY A                    B       BANK OF AMERICA NA                               25,526,851.50   98.80%    77.70%
                                     ATTN FUNDS ACCOUNTING (ACI)
                                     TX1-945-08-18
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

                                                  NATIONS VALUE FUND

                             B       STUART K COLONNA TTEE                                74,147.53   13.23%     0.11%
INVESTOR C                           BAYSHORE CONCRETE PRODUCTS CORP
                                     RETIREMENT SAVINGS PLAN
                                     1 BAYSHORE RD P O BOX 230
                                     CAPE CHARLES VA 23310

                             B       MERRILL LYNCH, PIERCE, FENNER                        38,970.08    6.95%     0.06%
                                     & SMITH INC FOR THE SOLE BENEFIT
                                     OF ITS CUSTOMERS
                                     ATTENTION SERVICE TEAM
                                     4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                     JACKSONVILLE FL 32246

PRIMARY A                    B       BANK OF AMERICA NA                               29,517,094.55   51.56%    43.87%
                                     ATTN FUNDS ACCOUNTING (ACI)
                                     TX1-945-08-18
                                     411 NORTH AKARD ST
                                     DALLAS TX 75201-3307

                             B       LIFEGOAL BALANCED GROWTH PORTFOLIO                6,873,712.51   12.01%    10.22%
                                     ATTN BRIAN SMITH NC1-002-33-31
                                     101 SOUTH TRYON ST
                                     CHARLOTTE NC 28255

                             B       LIFEGOAL GROWTH PORTFOLIO                         5,527,546.56    9.65%     8.22%
                                     ATTN BRIAN SMITH NC1-002-33-31
                                     101 SOUTH TRYON ST
                                     CHARLOTTE NC 28255

                             B       BANK OF AMERICA NA TTEE                          11,441,485.16   19.98%    17.00%
                                     BANK OF AMERICA 401K PLAN
                                     ATTN NORMA AJA / TX4-213-06-14
                                     P O BOX 2518
                                     HOUSTON TX 77252-2518

                                   APPENDIX E
                      PROXY VOTING POLICIES AND PROCEDURES
                               NATIONS FUNDS TRUST
                         NATIONS MASTER INVESTMENT TRUST
                         NATIONS SEPARATE ACCOUNT TRUST

                       PROXY VOTING POLICY AND PROCEDURES

         The Boards* of Nations Funds Trust ("Funds Trust"), Nations Master Investment Trust ("Master Trust") and Nations Separate Account Trust ("Separate Account Trust") have determined that it is in the best interests of Funds Trust, Master Trust and Separate Account Trust (the "Companies") and the respective series of each Company that hold voting securities (each, a "Fund") for the Companies to adopt the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Funds.

I.       POLICY

         It is the policy of each Company to delegate the responsibility for voting proxies relating to portfolio securities held by a Fund to the Fund's investment adviser or, if the Fund's investment adviser has delegated portfolio management responsibilities to one or more investment sub-adviser(s), to the Fund's investment sub-adviser(s) (the investment adviser or the investment sub-adviser(s) is referred to hereafter as the "Adviser"), as a part of the Adviser's general management of the Fund's portfolio, subject to the Board's continuing oversight. The respective Board hereby delegates such responsibility to the Adviser, and directs the Adviser to vote proxies relating to portfolio securities held by each Fund consistent with the duties and procedures set forth below. The Adviser may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure that such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Funds. Any expenses relating to the retention of vendors or other costs relating to compliance with this policy will be allocated among the Adviser and the appropriate Companies in the manner approved by the Boards from time to time.

II.      FIDUCIARY DUTY

         The right to vote a proxy with respect to portfolio securities held by a Fund is an asset of such Fund. The Adviser acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interests of the Fund and its shareholders. In discharging this fiduciary duty, the Adviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote proxies in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

------------------
* For convenience, Trustees of Funds Trust, Master Trust and Separate Account Trust are collectively referred to in these procedures as the "Boards."

III.     PROCEDURES

         The following are the procedures adopted by each Board for the administration of this policy:

         A. Review of Adviser Proxy Voting Procedures. Each Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any policies and procedures, including any substantive changes to its procedures for addressing conflicts of interest. An Adviser is not required to notify the Board of changes relating to any guidelines for voting specific types of proxies except as part of the annual presentation. The respective Board shall review the policies, procedures and other guidelines presented by each Adviser to determine that they are consistent with these policies and procedures. Upon request, each Adviser shall provide the appropriate Company with a copy of its policies, procedures and other guidelines or a description of such policies, procedures and guidelines for the purpose of filing such document(s) in the Company's statement of additional information or as otherwise required by the Investment Company Act of 1940 and the rules promulgated thereunder.

         B. Board Reporting. Each Adviser shall provide such reports to the Board as the Board may reasonably request from time to time.

         C. Voting Record Reports. Each Adviser shall provide the voting record information necessary for the completion and filing of Form N-PX to the respective Company at least annually. Such voting record information shall be in a form acceptable to the Company and shall be provided at such time(s) as are required for the timely filing of Form N-PX and at such additional time(s) as the Company and the Adviser may agree to from time to time.

         D. Record Retention. Each Adviser shall maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940 and the rules promulgated thereunder or by the Investment Company Act of 1940 and the rules promulgated thereunder.

         E. Conflicts of Interest. Any actual or potential conflicts of interest between a Fund's principal underwriter or Adviser and the applicable Fund's shareholders arising from the proxy voting process will be addressed by the Adviser and the Adviser's application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Adviser. In the event that the Adviser notifies the officer(s) of a Fund's Company that a conflict of interest cannot be resolved under the Adviser's Proxy

                  Voting Procedures, such officer(s) are responsible for notifying the Audit Committee of the Company of the irreconcilable conflict of interest and assisting the Audit Committee with any actions it determines are necessary.

IV.      REVOCATION

         The delegation by a Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V.       REVIEW OF POLICY.

         The Boards shall review and approve such changes to these policies and procedures as the Boards deem necessary from time to time.

Adopted: May 29, 2003

July 1, 2003

                     BANC OF AMERICA CAPITAL MANAGEMENT, LLC

                               PROXY VOTING POLICY

Introduction

Many of BACAP's investment management clients have delegated to BACAP the authority and responsibility to vote proxies for the voting securities held in their accounts. Where BACAP has been granted the authority and accepted the responsibility for voting proxies, it will determine whether and how to do so, in the case of individual proxies, in accordance with this Proxy Voting Policy (the "Policy"). BACAP reserves the right to amend this Policy at any time.

BACAP endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following exceptions (unless otherwise agreed) when BACAP expects to routinely abstain from voting:

1. Proxies may not be voted in cases where BACAP anticipates that it may soon be removing the security from a given client's account.

2. Proxies will usually not be voted in cases where the security has been loaned from the client's account, or where BACAP determines that the costs to the client and/or the administrative inconvenience of voting the security (e.g., foreign securities) outweigh the benefit of doing so.

Ordinarily, BACAP will not notify clients when it abstains from voting in these routine circumstances.

When BACAP votes proxies it will do so in the best interest of its clients (defined, for this purpose, as in the best interest of enhancing or protecting the economic value of client accounts), considered as a group, as BACAP determines in its sole and absolute discretion.

BACAP generally will not accept proxy voting authority from a client if the client seeks to impose client-specific voting guidelines that may be inconsistent with BACAP's guidelines or with the client's best economic interest in BACAP's view.

Proxy Committee

Proxy voting is overseen by the BACAP Proxy Committee. The Proxy Committee is composed of senior investment, operations and client service professionals. The Committee is responsible for setting general policy as to the voting of proxies and the maintenance and administration of this Policy. Specifically, the
Committee:

1. Reviews this Policy and associated Proxy Voting Guidelines annually and approves, from time to time, any amendments which it considers to be advisable and consistent with the Policy's overall mandate of serving the best economic interests of those BACAP advisory clients for which the firm has proxy voting authority.

2. Considers special proxy issues as may arise from time to time, including voting proxies:

         - for which the Proxy Voting Guidelines do not provide clear and definitive guidance; and/or

         - where an exception to the established Guidelines may be in the best interests of BACAP clients.

Proxy Voting Administration

BACAP Operations administers this Policy on a continuous basis through a Proxy Team that reports to BACAP's Managing Director (Operations). The Proxy Team has the following duties:

1. Continuously maintain the Proxy Voting Guidelines and make recommendations, as necessary, to the Proxy Committee regarding their amendment.

2. Monitor upcoming shareholder meetings and solicitations of proxies for such meetings.

3. Routine voting of proxies in accordance with this Policy and BACAP's Proxy Voting Guidelines.

4.   Coordinate the Proxy Committee's review of any new or unusual proxy issues.

5. Oversee the work of any third-party proxy service provider which BACAP may retain and the protocols needed to ensure that the service provider timely and accurately accomplishes all votes and fulfills all other responsibilities as directed by BACAP.

6. Coordinate responses to BACAP investment professionals' questions, if any, regarding proxy issues and this Policy, including forwarding specialized proxy research received from the proxy service provider.

7. Establish and preserve (or ensure that BACAP's proxy service provider does so) all required records as to proxy voting.

8. Ensure that clients that so request are timely furnished copies of this Policy.

9. Establish and maintain the means by which reports of proxy voting on behalf of BACAP-advised accounts are timely and confidentially made available to clients of the firm that request to receive these for their accounts.

Proxy Voting Guidelines

BACAP policy is to vote proxies, subject to the foregoing overall best economic interest standard, in accordance with written Proxy Voting Guidelines ("Guidelines"), as established by the Proxy Committee. A copy of the Guidelines is attached and incorporated within this Policy as "Attachment A". As an aid rather than a substitute for applying the Guidelines, BACAP also regularly considers the analysis and recommendations of an independent proxy service provider.

Conflicts of Interest

With Other Bank of America Businesses

Bank of America Corporation ("BAC", the ultimate corporate parent of BACAP, Bank of America, N.A. and all of their numerous affiliates) owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of BACAP-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with BACAP's duty, in the proxy voting process, to act in the best economic interest of its clients.

Within BACAP

Conflicts of interest may also arise from the business activities of BACAP. For example, BACAP might manage (or be seeking to manage) the assets of a benefit plan for an issuer. BACAP may also be presented with an actual or apparent conflict of interest where proxies of securities issued by BAC or the Nations Funds, for which BACAP serves as investment adviser, are to be voted for a client's account.

Management of Conflicts

BACAP's policy is to always vote proxies in the best interests of its clients, as a whole, without regard to its own self interest or that of its affiliates. BAC as well as BACAP have various compliance policies and procedures in place in order to address any material conflicts of interest which might arise in this context.

         - BAC's enterprise-wide Code of Ethics specifically prohibits the flow of certain business-related information between associates on the commercial and/or investment banking side of the corporation and associates charged with trust or (as in the case of BACAP associates) non-trust fiduciary responsibilities, including investment decision-making and proxy voting.

                  - In addition, BAC has adopted "Global Policies and Procedures Regarding Information Walls and Inside Information." Pursuant to these policies and procedures, "information barriers" have been established between various BAC business lines designed to prohibit the passage of certain information across those barriers.

         - Within BACAP, the BACAP Code of Ethics affirmatively requires that associates of the firm act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate's interests and those of BACAP's clients.

         - By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Team and the Proxy Committee undertakes:

                  1. To disclose to the Managing Director (Operations) or chairperson of the Proxy Committee, respectively, any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer's or dissident's management or otherwise) in determining whether or how BACAP shall vote proxies; and

                  2. To refrain from taking into consideration, in the decision as to whether or how BACAP shall vote proxies:

                           - The existence of any current or prospective material business relationship between BACAP, BAC or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand; and/or

                           - Any direct, indirect or perceived influence or attempt to influence such action which the member views as being inconsistent with the purpose or provisions of this Policy or the BAC or BACAP Codes of Ethics.

Where a material conflict of interest is determined to have arisen in the proxy voting process which may not be adequately mitigated by voting in accordance with the predetermined Voting Guidelines, BACAP's policy is to invoke one or more of the following conflict management procedures:

1. Convene the Proxy Committee for the purpose of voting the affected proxies in a manner which is free of the conflict.

2. Causing the proxies to be voted in accordance with the recommendations of a qualified, independent third party, which may include BACAP's proxy service provider.

3. In unusual cases, with the client's consent and upon ample notice, forwarding the proxies to BACAP's clients so that they may vote the proxies directly.

Availability of Policy and Proxy Voting Records to Clients

BACAP will initially inform clients of this Policy and how a client may learn of BACAP's voting record for the client's securities through summary disclosure in
Part II of BACAP's Form ADV. Upon receipt of a client's request for more information, BACAP will provide to the client a copy of this Policy and/or how BACAP voted proxies for the client pursuant to this policy for up to a one-year period.

                                                                  "ATTACHMENT A"

                          BACAP PROXY VOTING GUIDELINES

The following guidelines are to be followed by the BACAP Proxy Team when voting proxies routinely solicited with respect to securities of public companies held in the accounts of BACAP advised clients. These guidelines are to be applied in conjunction with and subject to all provisions of BACAP's Proxy Voting Policy, including the provision of that Policy that all proxies which BACAP votes shall be voted in the best economic interest of its clients.

The guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended for favorable action by the board of directors of publicly held companies other than investment companies. Part II deals with proposals submitted by shareholders for inclusion in the proxy statements of such companies, but which the companies' management and board of directors oppose.
Part III addresses proxies of both sorts regarding investment companies.

I.       BOARD-APPROVED PROPOSALS

Proxies will generally be voted FOR board-approved proposals, except as follows:

         A.   MATTERS RELATING TO THE BOARD OF DIRECTORS

Proxies will be voted FOR the election of the company's nominees for director and FOR board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

         -    BACAP will WITHHOLD VOTES for one or more nominees for director if

              -   The board does not have a majority of independent directors;
                  or

              - The board does not have nominating, audit and compensation committees composed solely of independent directors.

For these purposes, an "independent director" is a director who meets all requirements to serve as an independent director of a company under the then applicable listing standards of the company's principal market center (e.g., NYSE, AMEX, NASDAQ). Proxies will generally be voted on a CASE-BY-CASE BASIS on board-approved proposals where the board fails to meet these basic independence standards.

         - BACAP will vote on a CASE-BY-CASE BASIS in contested elections of directors.

         - BACAP may WITHHOLD VOTES ON A CASE-BY-CASE BASIS for nominees for director that have failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g., failing to implement policies for which a majority of shareholders has previously cast votes in favor), have demonstrated a disregard for the interests of shareholders.

         - BACAP will vote AGAINST proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

         B.   CORPORATE GOVERNANCE

BACAP will vote on a CASE-BY-CASE BASIS on board-approved proposals relating to corporate governance (including director and officer liability and indemnity provisions; proxy contest advance notice and expense reimbursement provisions), except as follows:

         - BACAP will vote FOR proposals to provide or to restore shareholder appraisal rights.

         -    BACAP will usually vote AGAINST proposals:

                  -    to eliminate cumulative voting; or

                  -    that provide that

                       -   directors may be removed only for cause; or

                       - replacements to fill board vacancies may be voted on only by continuing directors.

         C.   COMPENSATION

BACAP will vote on a CASE-BY-CASE BASIS on board-approved proposals relating to compensation or benefits issues relating to directors, executives or employees, except as follows:

         - Except where BACAP withholds votes for a majority of the nominees standing for election as directors, BACAP will vote FOR:

                  - Compensation or benefit plans and arrangements (including severance arrangements), subject to the exceptions noted below.

                  - Employee stock purchase plans that have the following features:

                           1. shares purchased under the plan are acquired for no less than 85% of their market value,

                           2. the offering period under the plan is 27 months or less, and

                           3.   dilution is 10% or less.

         - BACAP will vote AGAINST stock option plans that permit replacing or repricing of out-of-the-money options, and AGAINST any proposal to authorize the replacement or repricing of such options.

         - BACAP will vote AGAINST stock option plans that permit issuance of options with an exercise price below the stock's current market price.

BACAP may vote AGAINST executive compensation or benefits (including severance) proposals on a CASE-BY-CASE BASIS where compensation is viewed by BACAP as being excessive in comparison with prevailing industry standards. In voting on proposals relating to executive compensation or benefits, BACAP will consider whether the proposal has been approved by an independent compensation committee of the board.

         D.   CAPITALIZATION

BACAP will vote on a CASE-BY-CASE BASIS on board-approved proposals involving changes to a company's capitalization, except that where BACAP is not otherwise withholding votes for a majority of the nominees standing for election as directors:

         - BACAP will vote FOR proposals relating to the authorization of additional common stock, providing they are not excessively dilutive (except where such proposals relate to a specific transaction, in which case BACAP will vote on a CASE-BY-CASE BASIS).

         - BACAP will vote FOR proposals to effect stock splits (excluding reverse stock splits.)

         - BACAP will vote FOR proposals authorizing share repurchase programs.

         E. ACQUISITIONS, MERGERS, REORGANIZATIONS AND OTHER RESTRUCTURING TRANSACTIONS

BACAP will vote on a CASE-BY-CASE BASIS on business transactions such as acquisitions, mergers, reorganizations, spinoffs, buyouts, liquidations and sale of all or substantially all of a company's assets.

         F.   TAKEOVER DEFENSE

BACAP will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions, except as follows:

         - BACAP will vote FOR proposals to opt out of control share acquisition statutes.

         - BACAP will vote on a CASE-BY-CASE BASIS on proposals to ratify or approve specific shareholder rights plans (commonly referred to as "poison pills") or "fair price" provisions.

         - BACAP will vote on a CASE-BY-CASE BASIS on proposals to change place of incorporation to a jurisdiction having anti-takeover laws or whose laws will have an adverse impact on shareholder rights or taxation issues.

         G.   OTHER BUSINESS MATTERS

BACAP will vote FOR board-approved proposals approving routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting, except as follows:

         - BACAP will vote on a CASE-BY-CASE BASIS on proposals to amend a company's charter or bylaws.

         - BACAP will vote AGAINST authorization to transact other unidentified, substantive business at the meeting.

         - BACAP will vote on a CASE-BY-CASE BASIS on all other business matters where BACAP is otherwise withholding votes for the entire board of directors.

BACAP will determine, on a CASE-BY-CASE BASIS, whether and how to vote on "bundled" or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

II.      SHAREHOLDER PROPOSALS

BACAP will generally vote IN ACCORDANCE WITH THE RECOMMENDATION OF THE COMPANY'S BOARD OF DIRECTORS on all shareholder proposals, except as follows:

         - BACAP will vote FOR shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

         - BACAP will vote FOR shareholder proposals to require shareholder approval or ratification of shareholder rights plans and/or anti-greenmail provisions.

         - BACAP will vote on a CASE-BY-CASE BASIS on proposals requiring shareholder approval or ratification of executive severance arrangements.

         - BACAP will vote FOR shareholder proposals that are consistent with BACAP's voting proxy guidelines for board-approved proposals.

         - BACAP will vote on a CASE-BY-CASE BASIS on other shareholder proposals where BACAP is otherwise withholding votes for a majority of the nominees standing for election as directors.

         - BACAP will generally abstain from voting on shareholder proposals regarding social, environmental or political matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. BACAP may, on a CASE-BY-CASE BASIS, vote FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders.

III.     INVESTMENT COMPANY MATTERS

         A.   BOARD-APPROVED PROPOSALS

Proxies will generally be voted FOR board-approved proposals, except as follows:

         - BACAP will vote on a CASE-BY-CASE BASIS regarding the following matters:

                  -    Contested elections of directors.

                  - Approval of investment advisory and/or distribution agreements.

                  -    Approval of distribution plans.

                  -    Issuance of preferred stock.

                  - Conversion of the company from closed-end to open-end form.

                  -    Changes in the "fundamental policies" of the company.

                  - Change in the state or form of organization of the company.

                  - Mergers, acquisitions, reorganizations, liquidations or sales of all or substantially all of the assets of the company.

         B.   SHAREHOLDER PROPOSALS

BACAP will generally vote IN ACCORDANCE WITH THE RECOMMENDATION OF THE COMPANY'S BOARD OF DIRECTORS on all shareholder proposals, except as follows:

         - BACAP will vote on a CASE-BY-CASE BASIS regarding the following matters:

                  - Proposals to terminate or to submit investment advisory and/or distribution agreements for competitive bidding.

                  - Conversion of the company from closed-end to open-end form.

Adopted effective:    July 1, 2003

BRANDES INVESTMENT PARTNERS, L.L.C.

SUMMARY OF OUR PROXY VOTING POLICY

Brandes Investment Partners, L.L.C. generally votes proxies for securities we have selected that are held in client accounts, unless the client has directed us to the contrary in writing. We have adopted written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients. You may obtain information from us about how we voted proxies for securities in your account, on request. You also may obtain a copy of our proxy voting policies and procedures upon request.

HOW WE VOTE POLICES:

We generally vote proxies with a view to enhancing the value of the shares of stock held in client accounts. The financial interest of our clients is the primary consideration in determining how proxies should be voted. In the case of social and political responsibility issues that in our view do not primarily involve financial considerations, it is not possible to represent fairly the diverse views of our clients. Unless a client has given us other instructions, we generally vote in accordance with the recommendations of Institutional Shareholder Services, Inc. ("ISS") on these social and political issues and we consider the Ceres, MacBride and Burma Principles when applicable, although we sometimes abstain from voting on these issues.

We have developed Proxy Voting Guidelines, which our Corporate Governance Committee and the relevant investment research team(s) and/or investment committee(s) use in deciding how to vote proxies. The Guidelines, which have been developed with reference to the positions of ISS, set forth our positions on recurring proxy issues and criteria for addressing non-recurring issues and incorporates many of ISS's standard operating policies. Our proxy voting policy and procedures set out these Guidelines.

CLIENT PROXY VOTING POLICIES

If a client has a proxy-voting policy and instructs us to follow it, we will comply with that policy except when doing so would be contrary to the client's economic interests or otherwise imprudent or unlawful. As a fiduciary to ERISA plans, we are required to discharge our duties in accordance with the documents governing the plan (insofar as they are consistent with ERISA), including statements of proxy voting policy. We will, to the extent possible, comply with each client's proxy voting policy. If client policies conflict, we may vote proxies to reflect each policy in proportion to the respective client's interest in any pooled account (unless voting in such a manner would be imprudent or otherwise inconsistent with applicable law).

ARRANGEMENTS WITH OUTSIDE FIRMS

- We use three outside firms, ISS, Investor Responsibility Research Center, and ADP Financial Services, Inc. to assist us in voting proxies. These firms keep us informed of shareholder meeting dates, forward proxy materials to us, translate proxy materials printed in a foreign language, provide us with research on proxy proposals and voting recommendations, and vote proxies in accordance with our instructions. Although we may consider ISS's and others' recommendations on proxy issues, we are ultimately responsible for proxy voting decisions.

CONFLICTS

- From time to time, proxy voting proposals may raise conflicts between the interests of our clients and the interests of Brandes and its employees. For example, we may have a conflict when a company that is soliciting a proxy is an advisory client of Brandes, or when Brandes personnel have a business or personal relationship with participants in proxy contests, corporate directors or director candidates. Our Corporate Governance Committee is responsible for identifying proxy voting proposals that present a conflict of interest. If the Committee identifies such a proposal, the Committee will decide whether it presents a material conflict of interest.

- Proxy proposals that are "routine," such as uncontested elections of directors, meeting formalities, and approval of an annual report/financial statements are presumed not to involve a material conflict of interest, unless the Corporate Governance Committee has actual knowledge that a routine proposal should be treated as material. Non-routine proxy proposals are presumed to involve a material conflict of interest, unless the Corporate Governance Committee determines that neither Brandes nor its personnel have such a conflict of interest. Non-routine proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, and retirement plans).

If the Corporate Governance Committee determines that Brandes has a material conflict of interest, we may vote a proxy regarding that proposal using any of the following methods:

-        We may obtain instructions from the client on how to vote the proxy.

- If we are able to disclose the conflict to the client, we may do so and obtain the client's consent as to how we will vote on the proposal (or otherwise obtain instructions from the client on how the proxy should be voted).

- We may vote according to our Guidelines or, if applicable, the client's proxy voting policies.

- Subject to any client imposed proxy voting policies, we may follow the recommendations of an independent third party, such as ISS, for all proxies.

- Subject to any client imposed proxy voting policies, we may follow the recommendations of an independent third party only for the proposals that involve a material conflict of interest.

WHEN WE DO NOT VOTE PROXIES

- We generally do not vote proxies for securities we have not selected but that are held in a client account, or where we do not have discretionary authority over securities held in a client account.

- We generally do not vote proxies when the cost of voting on a particular proxy proposal could exceed the expected benefit to a client, and thus it would not be prudent to vote the proxy. For example, we generally will not vote securities loaned to another party when the costs to the client and/or administrative inconvenience of retrieving these securities outweighs the benefit of voting. Also, voting proxies for shares of foreign stocks may involve significantly greater effort and corresponding costs, such as translation of proxy materials. Some countries have laws that prevent us from selling shares for a period of time before or after a shareholder meeting. We may decide not to vote shares of foreign stocks subject to these restrictions when we believe the benefit from voting the shares is outweighed by the interest of maintaining client liquidity in the shares.

FOR MORE INFORMATION

Please contact your Brandes portfolio management team for more information about our proxy voting policy and procedures, or to obtain a copy of the policy and procedures, which describe our positions on proxy voting issues such as the election of directors, the appointment of auditors, defenses for proxy contests, tender offer defenses (such as poison pills), corporate governance matters, executive and director compensation, and mergers and restructurings. In addition, please contact your Brandes portfolio management team for information concerning how securities in your account were voted.

                                 [INVESCO LOGO]

                              PROXY VOTING POLICIES

                                       AND

                                   PROCEDURES

                                                                February 1, 2003

                                 GENERAL POLICY

INVESCO Institutional (NA), Inc. and its wholly-owned subsidiaries, and INVESCO Global Asset Management (N.A.), Inc. ("INVESCO") each has responsibility for making investment decisions that are in the best interest of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

As a fiduciary, INVESCO believes that it has a duty to manage clients' assets solely in the best interest of the clients and that the ability to vote proxies is a client asset. Accordingly, INVESCO has a duty to vote proxies in a manner in which it believes will add value to the client's investment.

INVESCO is regulated by various state and federal laws, such as the Investment Advisers Act of 1940, the Investment Company Act of 1940, and the Employee Retirement Income Security Act of 1974 ("ERISA"). Because there may be different proxy voting standards for ERISA and non-ERISA clients, INVESCO's policy is to apply the proxy voting policies and procedures described herein to all of its clients. Any discussion herein which refers to an ERISA or non-ERISA situation is used for reference only.

INVESCO may amend its proxy policies and procedures from time to time without prior notice to its clients.

                                   BACKGROUND

ERISA fiduciary standards relating to proxy voting have not been interpreted until more recent times.

Due to the large number of mergers and acquisitions in the 1980s and the growing importance of institutional investors in the equity markets, the Department of Labor ("DOL"), which enforces fiduciary standards for ERISA plan sponsors and managers, took the position that the right to vote shares of stock owned by a pension plan is, in itself, an asset of the plan. Thus, the "Wall Street Rule" of "vote with management (or abstain from voting) or sell the stock" was under scrutiny.

In 1988, the DOL stated, in the "Avon Letter", that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock. Accordingly, where the authority to manage plan assets has been delegated to an investment manager pursuant to ERISA, no person other than the investment manager has authority to vote proxies appurtenant to such plan assets, except to the extent the named fiduciary has reserved to itself the right to direct a plan trustee regarding the voting of proxies.

In 1990, in the "Monks Letter", the DOL stated that an ERISA violation would occur if the investment manager is explicitly or implicitly assigned the authority to vote proxies appurtenant to certain plan-owned stock and the named fiduciary, trustee or any person other than the investment manager makes the decision on how to vote the same proxies. Thus, according to the DOL, if the investment management contract expressly provides that the investment manager is not required to vote proxies, but does not expressly preclude the investment manager from voting the relevant proxies, the investment manager would have the exclusive fiduciary responsibility for voting the proxies. In contrast, the DOL pointed out that if either the plan document or the investment management contract expressly precludes the investment manager from voting proxies, the responsibility for voting proxies lies exclusively with the trustee.

In 1994, in its Interpretive Bulletin 94-2 ("94-2"), the DOL reiterated and supplemented the Avon and Monks Letters. In addition, 94-2 extended the principles put forth in the Avon and Monks Letters to voting of proxies on shares of foreign corporations. However, the DOL recognized that the cost of exercising a vote on a particular proxy proposal could exceed any benefit that the plan could expect to gain in voting on the proposal. Therefore, the plan fiduciary had to weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interest of the plan's participants and beneficiaries.

In January 2003, the Securities and Exchange Commission ("SEC") adopted regulations regarding Proxy Voting by investment advisers (SEC Release No. IA-2106). These regulations required investment advisers to (1) adopt written proxy voting policies and procedures which describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting and which also addresses how the adviser resolves those conflicts in the best interest of clients; (2) disclose to clients how they can obtain information from the adviser on how the adviser voted the proxies; and
(3) describe to clients its proxy voting policies and procedure to clients and, upon request, furnish a copy of them to clients.

                               PROXY VOTING POLICY

Consistent with the fiduciary standards discussed above, INVESCO will vote proxies unless either the named fiduciary (e.g., the plan sponsor) retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith (i.e., foreign proxies). In voting such proxies, INVESCO will act prudently, taking into consideration those factors that may affect the value of the security and will vote such proxies in a manner in which, in its opinion, is in the best interests of clients.

                                 PROXY COMMITTEE

The INVESCO Proxy Committee will establish guidelines and procedures for voting proxies and will periodically review records on how proxies were voted.

The Proxy Committee will consist of certain of INVESCO's equity investment professionals and non-equity investment professionals.

                                  PROXY MANAGER

The Proxy Committee will appoint a Proxy Manager and/or hire a third-party Proxy Agent to analyze proxies, act as a liaison to the Proxy Committee and manage the proxy voting process, which process includes the voting of proxies and the maintenance of appropriate records.

The Proxy Manager will exercise discretion to vote proxies within the guidelines established by the Proxy Committee. The Proxy Manager will consult with the Proxy Committee in determining how to vote proxies for issues not specifically covered by the proxy voting guidelines adopted by the Proxy Committee or in situations where the Proxy Manager or members of the Committee determine that consultation is prudent.

                              CONFLICTS OF INTEREST

In effecting our policy of voting proxies in the best interests of our clients, there may be occasions where the voting of such proxies may present an actual or perceived conflict of interest between INVESCO, as the investment manager, and clients.

Some of these potential conflicts of interest situations include, but are not limited to, (1) where INVESCO (or an affiliate) manage assets, administer employee benefit plans, or provides other financial services or products to companies whose management is soliciting proxies and failure to vote proxies in favor of the management of such a company may harm our (or an affiliate's) relationship with the company; (2) where INVESCO (or an affiliate) may have a business relationship, not with the company, but with a proponent of a proxy proposal and where INVESCO (or an affiliate) may manage assets for the proponent; or (3) where INVESCO (or an affiliate) or any member of the Proxy Committee may have personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or where INVESCO (or an affiliate) or any member of the Proxy Committee may have a personal interest in the outcome of a particular matter before shareholders.

In order to avoid even the appearance of impropriety, in the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where we have invested clients' funds in that company's shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best interest of all of our clients.

In addition, members of the Proxy Committee must notify INVESCO's Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company's representatives with regard to how INVESCO should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings to the INVESCO Management Committee. In the event that it is determined that improper influence was made, the Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where the clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best interest of clients.

Furthermore, members of the Proxy Committee must advise INVESCO's Chief Compliance Officer and fellow Committee members of any actual or potential conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.

                             PROXY VOTING PROCEDURES

The Proxy Manager will:

         -    Vote proxies;

         - Take reasonable steps to reconcile proxies received by INVESCO and/or a third-party Proxy Agent who administers the vote with shares held in the accounts;

         - Document the vote and rationale for each proxy voted (routine matters are considered to be documented if a proxy is voted in accordance with the Proxy Voting Guidelines established by the Proxy Committee);

         - If requested, provide to clients a report of the proxies voted on their behalf.

                             PROXY VOTING GUIDELINES

The Proxy Committee has adopted the following guidelines in voting proxies:

         I.   CORPORATE GOVERNANCE

         INVESCO will evaluate each proposal separately. However, INVESCO will generally vote FOR a management sponsored proposal unless it believes that adoption of the proposal may have a negative impact on the economic interests of shareholders.

         INVESCO will generally vote FOR

              -   Annual election of directors

              -   Appointment of auditors

              - Indemnification of management or directors or both against negligent or unreasonable action

              -   Confidentiality of voting

              -   Equal access to proxy statements

              -   Cumulative voting

              -   Declassification of Boards

              -   Majority of Independent Directors

         INVESCO will generally vote AGAINST

              - Removal of directors from office only for cause or by a supermajority vote

              -   "Sweeteners" to attract support for proposals

              -   Unequal voting rights proposals ("superstock")

              -   Staggered or classified election of directors

              - Limitation of shareholder rights to remove directors, amend by-laws, call special meetings, nominate directors, or other actions to limit or abolish shareholder rights to act independently such as acting by written consent

              -   Proposals to vote unmarked proxies in favor of management

              -   Proposals to eliminate existing pre-emptive rights

         II.  TAKEOVER DEFENSE AND RELATED ACTIONS

         INVESCO will evaluate each proposal separately. Generally, INVESCO will vote FOR a management sponsored anti-takeover proposal which (1) enhances management's bargaining position and (2) when combined with other anti-takeover provisions, including state takeover laws, does not discourage serious offers. INVESCO believes that generally four or more anti-takeover measures, which can only be repealed by a super-majority vote, are considered sufficient to discourage serious offers and therefore should be voted AGAINST.

         INVESCO will generally vote FOR

              -   Fair price provisions

              - Certain increases in authorized shares and/or creation of new classes of common or preferred stock

              -   Proposals to eliminate greenmail provisions

              -   Proposals to eliminate poison pill provisions

              - Proposals to re-evaluate or eliminate in-place "shark repellents"

         INVESCO will generally vote AGAINST

              - Proposals authorizing the company's board of directors to adopt, amend or repeal by-laws without shareholders' approval

              - Proposals authorizing the company's management or board of directors to buy back shares at premium prices without shareholders' approval

         III. COMPENSATION PLANS

         INVESCO will evaluate each proposal separately. INVESCO believes that in order for companies to recruit, promote and retain competent personnel, companies must provide appropriate and competitive compensation plans. INVESCO will generally vote FOR management sponsored compensation plans, which are reasonable, industry competitive and not unduly burdensome to the company in order for the company to recruit, promote and retain competent personnel.

         INVESCO will generally vote FOR

              -   Stock option plans and/or stock appreciation right plans

              - Profit incentive plans provided the option is priced at 100% fair market value

              - Extension of stock option grants to non-employee directors in lieu of their cash compensation provided the option is priced at or about the then fair market value

              -   Profit sharing, thrift or similar savings plans

         INVESCO will generally vote AGAINST

              - Stock option plans that permit issuance of loans to management or selected employees with authority to sell stock purchased by the loan without immediate repayment, or that are overly generous (below market price or with appreciation rights paying the difference between option price and the stock, or permit pyramiding or the directors to lower the purchase price of outstanding options without a simultaneous and proportionate reduction in the number of shares available)

              - Incentive plans which become effective in the event of hostile takeovers or mergers (golden and tin parachutes)

              - Proposals creating an unusually favorable compensation structure in advance of a sale of the company

              - Proposals that fail to link executive compensation to management performance

              - Acceleration of stock options/awards if the majority of the board of directors changes within a two year period

              - Grant of stock options to non-employee directors in lieu of their cash compensation at a price below 100% fair market value

              - Adoption of a stock purchase plan at less than 85% of fair market value

         IV.  CAPITAL STRUCTURE, CLASSES OF STOCK AND RECAPITALIZATION

         INVESCO will evaluate each proposal separately. INVESCO recognizes that from time to time companies must reorganize their capital structure in order to avail themselves of access to the capital markets and in order to restructure their financial position in order to raise capital and to be better capitalized.

         Generally, INVESCO will vote FOR such management sponsored reorganization proposals if such proposals will help the company gain better access to the capital markets and to attain a better financial position. INVESCO will generally vote AGAINST such proposals that appear to entrench management and do not provide shareholders with economic value.

         INVESCO will generally vote FOR

              - Proposals to reincorporate or reorganize into a holding company

              - Authorization of additional common or preferred shares to accommodate a stock split or other business purposes not related to anti-takeover measures as long as the increase is not excessive and a valid need has been proven

         INVESCO will generally vote AGAINST

              - Proposals designed to discourage mergers and acquisitions in advance

              - Proposals to change state of incorporation to a state less favorable to shareholders' interests

              - Reincorporating in another state to implement anti-takeover measures

         V.   SOCIAL RESPONSIBILITY

         INVESCO will evaluate each proposal separately. INVESCO believes that a corporation, if it is in a solid financial position and can afford to do so, has an obligation to return certain largesse to the communities in which it operates. INVESCO believes that the primary mission of a company is to be profitable. However, where a company has proven that it is able to sustain a level of profitability and the market price of the company's shares reflect an appropriate economic value for such shares, INVESCO will generally vote FOR certain social responsibility initiatives. INVESCO will generally vote AGAINST proposed social responsibility initiatives if it believes that the company already has adequate policies and procedures in place and it should focus its efforts on enhancing shareholder value where the assets and resources involved could be put to better use in obtaining profits.

         INVESCO will generally vote FOR

              -   International Labor Organization Principles

              - Resolutions seeking Basic Labor Protections and Equal Employment Opportunity

              -   Expanding EEO/Social Responsibility Reporting

                                 RECORD KEEPING

The Proxy Manager will take necessary steps to retain proxy voting records for the period of time as required by regulations.

                         MARSICO CAPITAL MANAGEMENT, LLC
                               PROXY VOTING POLICY

A.       STATEMENT OF POLICY

1. It is the policy of Marsico Capital Management, LLC ("MCM") to vote all proxies over which it has voting authority in the best interest of MCM's clients.

B.       DEFINITIONS

2. By "best interest of MCM's clients," MCM means clients' best economic interest over the long term -- that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.

3.a.     By "material conflict of interest," MCM means circumstances when MCM itself knowingly does business with a particular proxy issuer or closely affiliated entity, and may appear to have a significant conflict of interest between its own interests and the interests of clients in how proxies of that issuer are voted. A material conflict of interest might also exist in unusual circumstances when MCM has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and MCM's parent company, Bank of America Corporation ("BAC") or a BAC subsidiary.

3.b.     A material conflict of interest ordinarily does not exist when BAC or a
BAC subsidiary other than MCM does business with a particular proxy issuer or closely affiliated entity, because: (i) MCM is separately managed from BAC and other subsidiaries; (ii) MCM's employees work in a separate location from BAC and other subsidiaries and do not routinely communicate with them; (iii) MCM generally is not aware of a proxy issuer's (or affiliated entity's) business arrangements with BAC or other subsidiaries, and is not aware of the materiality of such arrangements to BAC or other subsidiaries; and (iv) MCM has no direct interest in any such business arrangements.

C.       MCM INVESTS WITH MANAGEMENTS THAT SEEK SHAREHOLDERS' BEST INTERESTS

4. Under its investment philosophy, MCM generally invests client funds in a company only if MCM believes that the company's management seeks to serve shareholders' best interests. Because MCM has confidence in the managements of the companies in which it invests, it believes that management decisions and recommendations on issues such as proxy voting generally are likely to be in shareholders' best interests.

5. MCM may periodically reassess its view of company managements. If MCM concludes that a company's management no longer serves shareholders' best interests, MCM generally sells its clients' shares of the company. MCM believes that clients do not usually benefit from holding shares of a poorly managed company or engaging in proxy contests with management.

D.       MCM'S PROXY VOTING PROCEDURES

6. When companies in which MCM has invested client funds issue proxies, MCM routinely votes the proxies as recommended by management, because it believes that recommendations by these companies' managements generally are in shareholders' best interests, and therefore in the best economic interest of MCM's clients.

7. If MCM has decided to sell the shares of a company, whether because of concerns about the company's management or for other reasons, MCM generally abstains from voting proxies issued by the company after MCM has made the decision to sell. MCM generally will not notify clients when this type of routine abstention occurs.

8. MCM also may abstain from voting proxies in other circumstances. MCM may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of clients, such as when foreign proxy issuers impose unreasonable voting or holding requirements. MCM generally will not notify clients when this type of routine abstention occurs.

9. The procedures in this policy apply to all proxy voting matters over which MCM has voting authority, including changes in corporate governance structures, the adoption or amendment of compensation plans (including stock options), and matters involving social issues or corporate responsibility.

E.       ALTERNATIVE PROCEDURES FOR POTENTIAL MATERIAL CONFLICTS OF INTEREST

10. In certain circumstances, such as when the proponent of a proxy proposal is also a client of MCM, an appearance might arise of a potential conflict between MCM's interests and the interests of affected clients in how the proxies of that issuer are voted.

11. Because MCM does not exercise discretion in voting proxies, but routinely votes proxies as recommended by management, no potential conflict of interest could actually affect MCM's voting of the proxies.

12.a. Nevertheless, when MCM itself knowingly does business with a particular proxy issuer or closely affiliated entity (or has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and BAC or a BAC subsidiary), and a material conflict of interest between MCM's interests and clients' interests may appear to exist, MCM generally would, to avoid any appearance concerns, follow an alternative procedure rather than vote proxies as recommended by management. Such an alternative procedure generally would involve either:

     (i) Causing the proxies to be "echo voted" or "mirror voted" in the same proportion as the votes of other proxy holders that are not MCM clients; or

     (ii) Causing the proxies to be voted in accordance with the recommendations of an independent service provider that MCM may use to assist in voting proxies.

MCM generally will not notify clients if it uses either of these usual procedures to resolve an apparent material conflict of interest. MCM will document the identification of any material conflict of interest and its procedure for resolving the particular conflict.

12.b.    In unusual cases, MCM may use other alternative procedures to address circumstances when a material conflict of interest may appear to exist, such as, without limitation:

     (i) Notifying affected clients of the conflict of interest (if practical), and seeking a waiver of the conflict to permit MCM to vote the proxies under its usual policy;

     (ii) Abstaining from voting the proxies; or

     (iii) Forwarding the proxies to clients so that clients may vote the proxies themselves.

MCM generally will notify affected clients if it uses one of these alternative procedures to resolve a material conflict of interest.

F.       OTHER EXCEPTIONS

13. On an exceptions basis, MCM may for other reasons choose to depart from its usual procedure of routinely voting proxies as recommended by management. MCM generally would notify affected clients of any such exception.

G.       VOTING BY CLIENT INSTEAD OF MCM

14. An MCM client may vote its own proxies instead of directing MCM to do so. MCM recommends this approach if a client believes that proxies should be voted based on political or social interests.

15. MCM generally will not accept proxy voting authority from a client (and will encourage the client to vote its own proxies) if the client seeks to impose client-specific voting guidelines that may be inconsistent with MCM's guidelines or with the client's best economic interest in MCM's view.

16. MCM generally will abstain from voting on (or otherwise participating in) the commencement of legal proceedings such as shareholder class actions or bankruptcy proceedings.

H.       PERSONS RESPONSIBLE FOR IMPLEMENTING MCM'S POLICY

17. MCM's client services staff has primary responsibility for implementing MCM's proxy voting procedures, including ensuring that proxies are timely submitted. MCM also may use a service provider to assist in voting proxies, recordkeeping, and other matters.

18. MCM's security analysts routinely review proxy proposals as part of their ongoing reassessment of companies and their managements.

I.       RECORDKEEPING

19. MCM or a service provider maintains, in accordance with Rule 204-2 of the Investment Advisers Act:

     (i) Copies of all proxy voting policies and procedures;

     (ii) Copies of proxy statements received (unless maintained elsewhere as described below);

     (iii) Records of proxy votes cast on behalf of clients;

     (iv) Documents prepared by MCM that are material to a decision on how to vote or memorializing the basis for a decision;

     (v) Written client requests for proxy voting information, and (vi) written responses by MCM to written or oral client requests.

20. MCM will obtain an undertaking from any service provider that the service provider will provide copies of proxy voting records and other documents promptly upon request if MCM relies on the service provider to maintain related records.

21. MCM or its service provider may rely on the SEC's EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (as is generally true in the case of larger U.S.-based issuers).

22. All proxy related records will be maintained in an easily accessible place for five years (and an appropriate office of MCM or a service provider for the first two years).

J.       AVAILABILITY OF POLICY AND PROXY VOTING RECORDS TO CLIENTS

23. MCM will initially inform clients of this policy and how a client may learn of MCM's voting record for the client's securities through summary disclosure in Part II of MCM's Form ADV. Upon receipt of a client's request for more information, MCM will provide to the client a copy of this proxy voting policy and/or how MCM voted proxies for the client during the period since this policy was adopted.

ADOPTED EFFECTIVE MARCH 31, 2003

APRIL 15, 2003

                               PUTNAM INVESTMENTS

                             Proxy Voting Procedures

Introduction and Summary

Many of Putnam's investment management clients have delegated to Putnam the authority to vote proxies for shares in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. In Putnam's view, strong corporate governance policies, most notably oversight by an independent board of qualified directors, best serve investors' interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy voting authority in accordance with its fiduciary obligations and applicable law.

This memorandum sets forth Putnam's policies for voting proxies. It covers all accounts for which Putnam has proxy voting authority. These accounts are primarily US and international institutional accounts managed by The Putnam Advisory Company, L.L.C. and Putnam Fiduciary Trust Company. In addition they include sub-advised US mutual funds and smaller separate accounts managed under `wrap fee' programs by Putnam Investment Management, L.L.C. In addition, this memorandum sets forth Putnam's procedures for coordination of proxy voting for the Putnam mutual funds. The Trustees of the Putnam mutual funds have retained authority for voting proxies but refer many proxy issues to Putnam's investment professionals for advice.

Proxy Committee

Putnam has a Proxy Committee composed of senior professionals in the Investment Division. The co-heads of the Investment Division appoint the members of the Proxy Committee. The Proxy Committee is responsible for setting general policy as to proxies. Specifically, the Committee:

1. reviews these procedures and the Proxy Guidelines annually and approves any amendments considered to be advisable.

2        considers special proxy issues as they may from time to time arise.

Proxy Voting Administration

The Putnam Legal and Compliance Department administers Putnam's proxy voting through a Proxy Manager. (The Proxy Manager as of the date of these procedures is Victoria Card). Under the supervision of senior members of the Legal and Compliance Department the Proxy Manager has the following duties:

1. annually prepares the Proxy Guidelines and distributes them to the Proxy Committee for review.

2. coordinates the Proxy Committee's review of any new or unusual proxy issues.

3. manages the process of referring issues to portfolio managers for voting instructions.

4. oversees the work of any third party vendor hired to process proxy votes (as of the date of these procedures Putnam has engaged Institutional Shareholder Services to process proxy votes) and the process of setting up the voting process with ISS and custodial banks for new clients.

5. coordinates responses to investment professionals' questions on proxy issues and proxy policies, including forwarding specialized proxy research from ISS and other vendors and forwards information to investment professionals prepared by other areas at Putnam.

6. maintains required records of proxy votes on behalf of the appropriate Putnam client accounts.

7.       prepares and distributes reports required by Putnam clients.

Proxy Voting Guidelines

Putnam maintains written voting guidelines ("Guidelines") setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case by case basis. A copy of the Guidelines is attached to this memorandum as Exhibit A.

Putnam will vote all proxies in accordance with the Guidelines subject to two exceptions as follows:

1. If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in clients' best interests, they may request the Proxy Manager not to follow the guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Manager will review any such request with a senior member of the Legal and Compliance Department prior to implementing the request.

2. For clients with plan assets subject to ERISA, under rules of the U. S. Department of Labor ("DOL") Putnam may accept instructions to vote proxies in accordance with AFL-CIO proxy voting guidelines, in lieu of Putnam's regular proxy voting guidelines. However, when in Putnam's judgment voting in accordance with the AFL-CIO guidelines would be inconsistent with ERISA, Putnam will not vote in accordance with those guidelines. Putnam will use the Proxy Voter Services U.S. Proxy Voting Policy Statement and Guidelines to implement voting under the AFL-CIO guidelines. For clients not subject to ERISA, Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Investment Division and the Legal and Compliance Department.

Proxy Voting Referrals

Under the Guidelines, certain proxy matters will be referred to the Investment Division. The Putnam mutual funds maintain similar proxy procedures which require certain matters to be referred to the investment professionals. The Putnam Proxy Manager and Putnam Funds Proxy Coordinator will coordinate efforts so that in cases where both are referring matters, only one referral will be sent out. Normally specific referral items will be referred to the portfolio team leader (or another member of the portfolio team he or she designates) whose accounts hold the greatest number of shares of the issuer of the proxies using the attached Proxy Voting Recommendation Form. (attached as Exhibit B). The Proxy Voting Recommendation Form contains (1) a field that will be used by the portfolio team leader or member for recommending a vote on each referral item, and (2) a field for describing any contacts relating to the proxy referral item the portfolio team may have had with any Putnam employee outside Putnam's Investment Division or with any person other than a proxy solicitor acting in the normal course of proxy solicitation.

The portfolio team leader or members who have been requested to provide a recommendation on a proxy referral item will return a completed Proxy Voting Recommendation Form. Upon receiving each completed Proxy Voting Recommendation Form received from the Investment Division, the form will be reviewed by the Proxy Manager or the Putnam Funds Proxy Coordinator to be sure it has been completed correctly. If not, the Putnam Manager or Putnam Funds Proxy Coordinator will follow up with representatives of the Investment Division to be sure the form is completed correctly.

Conflicts of Interest

A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. For example, Putnam could manage a defined benefit or defined contribution pension plan for the issuer. Putnam's policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts the following procedures have been adopted:

         1. The Proxy Committee is composed solely of professionals in the Investment Division. Proxy administration is in the Legal and Compliance Department.

                  Neither the Investment Division nor the Legal and Compliance Department report to Putnam's marketing businesses.

         2. No Putnam employee outside the Investment Division may contact any portfolio manager about any proxy vote without first contacting the Proxy Manager or a senior lawyer in the Legal and Compliance Department. There is no prohibition on Putnam employees seeking to communicate investment related information to investment professionals. However, the Proxy Manager will coordinate the delivery of such information to investment professionals to avoid appearances of conflict.

         3. Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms.

         4. The Proxy Manager will review the name of the issuer of each proxy that contains a referral item against a list of Putnam business relationships maintained by the Legal and Compliance Department for potential material business relationships (i.e., conflicts of interest). If the issuer of the proxy is on the list of Putnam business relationships, the Putnam Proxy Manager will confer with a senior lawyer in the Putnam Investments Legal and Compliance Department prior to voting. In addition, for referrals involving Putnam mutual funds the Proxy Manager will fill out attached Proxy Voting Disclosure Form (attached as Exhibit C) and deliver it to Putnam Fund Administration.

         5. Putnam's Proxy Voting Guidelines may only be overridden with the written recommendation of the Investment Division and concurrence of the Legal and Compliance Department.

Recordkeeping

The Legal and Compliance Department will retain copies of the following books and records:

         1. A copy of Proxy Procedures and Guidelines as are from time to time in effect;

         2. A copy of each proxy statement received with respect to securities in client accounts;

         3.       Records of each vote cast for each client;

         4. Internal documents generated in connection with a proxy referral to the Investment Division such as emails, memoranda etc.

         5. Written reports to clients on proxy voting and of all client requests for information and Putnam's response.

All records will be maintained for seven years. A proxy vendor will maintain the records noted in 2 and 3 above if it commits to providing copies promptly upon request.

                                                   Exhibit A to Proxy Procedures

                   PUTNAM INVESTMENTS PROXY VOTING GUIDELINES

The proxy voting guidelines below summarize Putnam's positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. The proxy voting service is instructed to vote all proxies relating to client portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Manager.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company's board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non US issuers.

I.  BOARD-APPROVED PROPOSALS

Proxies will be voted FOR board-approved proposals, except as follows:

         A.   MATTERS RELATING TO THE BOARD OF DIRECTORS

The board of directors has the important role of overseeing management and its performance on behalf of shareholders. Proxies will be voted FOR the election of the company's nominees for directors and FOR board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

     -   Putnam will WITHHOLD VOTES for the entire board of directors if

     -   The board does not have a majority of independent directors; or

     - The board does not have nominating, audit and compensation committees composed solely of independent directors.

For these purposes, an "independent director" is a director who meets all requirements to serve as an independent director of a company under the pending NYSE rule proposals (i.e., no material business relationships with the company, no present or recent employment relationship with the company (including employment of immediate family members) and, in the case of audit committee members, no compensation for non-board services). Proxies will generally be voted on a CASE-BY-CASE BASIS on board-approved proposals where the board fails to meet these basic independence standards.

     - Putnam will WITHHOLD VOTES for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

     - Putnam will WITHHOLD VOTES for the entire board of directors if the board has more than 19 members or fewer than five members, absent special circumstances.

     - Putnam will vote on a CASE-BY-CASE BASIS in contested elections of directors.

         - Putnam will WITHHOLD VOTES for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

Putnam is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. Putnam may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

              - Putnam will WITHHOLD VOTES for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate").

Board independence depends not only on its members' individual relationships, but also the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. Putnam may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

         - Putnam will vote AGAINST proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

         B.   EXECUTIVE COMPENSATION

Putnam will vote on a CASE-BY-CASE BASIS on board-approved proposals relating to executive compensation, except as follows:

         - Except where Putnam would otherwise be withholding votes for the entire board of directors, Putnam will vote FOR stock option plans which will result in an average annual dilution of 1.67% or less (including all equity-based plans).

         - Putnam will vote AGAINST stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

         - Putnam will vote AGAINST stock option plans that permit issuance of options with an exercise price below the stock's current market price.

         - Except where Putnam is otherwise withholding votes for the entire board of directors, Putnam will vote FOR employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.

Putnam may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, Putnam will consider whether the proposal has been approved by an independent compensation committee of the board.

         C.   CAPITALIZATION

Putnam will vote on a CASE-BY-CASE BASIS on board-approved proposals involving changes to a company's capitalization, except that where Putnam is not otherwise withholding votes from the entire board of directors:

         - Putnam will vote FOR proposals relating to the authorization of additional common stock (except where such proposals relate to a specific transaction).

         - Putnam will vote FOR proposals to effect stock splits (excluding reverse stock splits.)

         - Putnam will vote FOR proposals authorizing share repurchase programs.

         D. ACQUISITIONS, MERGERS, REINCORPORATIONS, REORGANIZATIONS AND OTHER TRANSACTIONS

Putnam will vote on a CASE-BY-CASE BASIS on business transactions such as acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company's assets, except as follows:

- Putnam will vote FOR mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

         E.   ANTI-TAKEOVER MEASURES

Putnam will vote AGAINST board-approved proposals to adopt anti-takeover measures such as a shareholder rights plan, supermajority voting provisions, adoption of fair price provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights, except as follows:

         - Putnam will vote on a CASE-BY-CASE BASIS on proposals to ratify or approve shareholder rights plans (commonly referred to as "poison pills"); and

         - Putnam will vote on a CASE-BY-CASE BASIS on proposals to adopt fair price provisions.

         F.   OTHER BUSINESS MATTERS

Putnam will vote FOR board-approved proposals approving routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting, except as follows:

         - Putnam will vote on a CASE-BY-CASE BASIS on proposals to amend a company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).

         - Putnam will vote AGAINST authorization to transact other unidentified, substantive business at the meeting.

         - Putnam will vote on a CASE-BY-CASE BASIS on other business matters where Putnam is otherwise withholding votes for the entire board of directors.

II. SHAREHOLDER PROPOSALS

Putnam will vote IN ACCORDANCE WITH THE RECOMMENDATION OF THE COMPANY'S BOARD OF DIRECTORS on all shareholder proposals, except as follows:

         - Putnam will vote FOR shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

         - Putnam will vote FOR shareholder proposals to require shareholder approval of shareholder rights plans.

         - Putnam will vote FOR shareholder proposals that are consistent with Putnam's proxy voting guidelines for board-approved proposals.

         - Putnam will vote on a CASE-BY-CASE BASIS on other shareholder proposals where Putnam is otherwise withholding votes for the entire board of directors

III. VOTING SHARES OF NON US ISSUERS

Putnam recognizes that the laws governing non US issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly it may not be possible or even advisable to apply these guidelines mechanically to non US issuers. However, Putnam believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, Putnam will vote proxies of non US issuers IN ACCORDANCE WITH THE FOREGOING GUIDELINES WHERE APPLICABLE, except as follows:

         - Putnam will vote FOR shareholder proposals calling for a majority of the directors to be independent of management.

         - Putnam will vote FOR shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

         - Putnam will vote FOR shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

         -    Putnam will vote on CASE-BY-CASE BASIS on proposals relating to
              (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

Many non US jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows:

                  (1) Share blocking. Shares must be frozen for certain periods of time to vote via proxy.

                  (2) Share re-registration. Shares must be reregistered out of the name of the local custodian or nominee into the name of the client for the meeting and, in may cases, then reregistered back. Shares are normally blocked in this period.

                  (3) Powers of Attorney. Detailed documentation from a client must be given to the local sub-custodian. In many cases Putnam is not authorized to deliver this information or sign the relevant documents.

Putnam's policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of doing so. For example, in a share blocking jurisdiction, it will normally not be in a client's interest to freeze shares simply to participate in a non contested routine meeting. More specifically, Putnam will normally not vote shares in non-US jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers.

                                                   Exhibit B to Proxy Procedures

Proxy Vote Recommendation Request: Company XYZ, Vote Due X/X/XX

                         Putnam Investments Proxy Voting
                        Vote Recommendation Request Form

From: Victoria Card ext. 1-1168

Meeting Date:

VOTE RECOMMENDATION DUE DATE:

Company Name:
Country:

Please indicate FOR, AGAINST or ABSTAIN for each agenda item referenced below.

Referral Agenda items:

1.       [Description of item]

Recommendation:

Please see attached ISS and/or IRRC analysis for information on the proposals.

Please fill out the required information below on contacts regarding the recommendation.

Please describe any contacts with any person outside the Investment Division or the Legal and Compliance Department -- Proxy Group regarding the proxy other than proxy soliciting firms (if none please answer "none"):

                                                   Exhibit C to Proxy Procedures

                               PUTNAM INVESTMENTS
                           PROXY VOTE DISCLOSURE FORM

1.       Company Name: __________________________.

2.       Date of Meeting:________________________________________.

3.       Referral Item(s): (a)________________________________________

                           (b)________________________________________

                           (c)________________________________________

                           (d)________________________________________

                           (e)________________________________________

4.       Description of Putnam's Business Relationship with Issuer of Proxy:

___________________________________________________________________

___________________________________________________________________

___________________________________________________________________

___________________________________________________________________

5. Describe any special conflict issues or remedial steps taken in furnishing recommendations on the referral items:

___________________________________________________________________

___________________________________________________________________

___________________________________________________________________

________________________________________________________________________________

CERTIFICATION

The undersigned officer of Putnam Investments certifies that, to the best of his or her knowledge, the information set forth in this form is true and correct.

_______________________
Name:
Title:

                               MACKAY SHIELDS LLC
                      PROXY VOTING POLICIES AND PROCEDURES
                      FOR THE NATIONS HIGH YIELD BOND FUND


1. POLICY.

         MacKay Shields shall vote the proxies of its clients solely in the interest of its clients and for the exclusive purpose of providing benefits to them. MacKay Shields shall not subordinate the interests of clients to unrelated objectives. MacKay Shields shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. When proxies due to clients of MacKay Shields have not been received, MacKay Shields will make reasonable efforts to obtain missing proxies. MacKay Shields is not responsible for voting proxies it does not receive.

         MacKay Shields shall report annually (or more frequently upon request) to its clients on proxy votes cast on their behalf. These proxy-voting reports will demonstrate MacKay Shields's compliance with its fiduciary duty and will facilitate clients' monitoring of MacKay Shields.

         MacKay Shields shall consider the attached guidelines, Schedule A, as it evaluates proposals appearing on proxy ballots it votes on behalf of its clients. Any deviation from these guidelines must be requested in writing by a client and approved by MacKay's General Counsel or Chief Compliance Officer.

2. VOTING DELEGATION.

         The marketing or client service person responsible for establishing the account is also responsible for determining whether the client wishes to delegate proxy-voting authority to MacKay Shields. The delegation of voting authority to MacKay Shields, and MacKay's use of a third-party vendor (currently Institutional Shareholder Services "ISS") shall be memorialized in the client's investment management agreement. ISS shall be notified of new accounts using the Form attached as Schedule B.

3. CONFLICTS OF INTEREST.

         In order to avoid possible conflicts of interest, MacKay Shields votes proxies based on the pre-determined policy drafted by ISS. The ISS proxy guidelines are drafted to insure that all proxies are voted solely in the interest of our clients. Any proposed deviation from the standard policy must be submitted to the MacKay Shields Legal/Compliance department for review and approval. All votes cast that deviate from the standard policy must be submitted for review by the MacKay Shields Compliance Committee.

4. REVIEW VOTING AND GUIDELINES.

         As part of its periodic reviews, MacKay Shields' Compliance Department will conduct an annual review of the prior year's proxy voting as well as the guidelines established for proxy voting. Documentation shall be maintained of this review and a report setting forth the results of the review will be presented annually to the MacKay Shields Compliance Committee.

                                   SCHEDULE A



                       INSTITUTIONAL SHAREHOLDER SERVICES
                                  VOTING POLICY

                                   SCHEDULE A

                                ISS PROXY VOTING
                                   GUIDELINES
                                     SUMMARY

The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.

1. OPERATIONAL ITEMS

ADJOURN MEETING
Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS
Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME
Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING
Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS
Vote FOR proposals to ratify auditors, unless any of the following apply:

          o An auditor has a financial interest in or association with the company, and is therefore not independent

          o    Fees for non-audit services are excessive, or

          o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.


TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

          o Attend less than 75 percent of the board and committee meetings without a valid excuse

          o    Implement or renew a dead-hand or modified dead-hand poison pill

          o Ignore a shareholder proposal that is approved by a majority of the shares outstanding

          o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

          o Failed to act on takeover offers where the majority of the shareholders tendered their shares

          o Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

          o Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

          o Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

AGE LIMITS
Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

BOARD SIZE
Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION
Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.
Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.
Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

          o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

          o    Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS
Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS
Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals to restore shareholder ability to remove directors with or without cause.
Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

          o Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

          o    Majority of independent directors on board

          o    All-independent key committees

          o    Committee chairpersons nominated by the independent directors

          o CEO performance reviewed annually by a committee of outside directors

          o    Established governance guidelines

          o    Company performance.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.
Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

STOCK OWNERSHIP REQUIREMENTS
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

TERM LIMITS
Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

     o Long-term financial performance of the target company relative to its industry; management's track record

     o    Background to the proxy contest

     o    Qualifications of director nominees (both slates)

     o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.
Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS
Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

     o    Purchase price

     o    Fairness opinion o Financial and strategic benefits

     o    How the deal was negotiated

     o    Conflicts of interest

     o    Other alternatives for the business

     o    Noncompletion risk.

ASSET SALES
Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Impact on the balance sheet/working capital

     o    Potential elimination of diseconomies

     o    Anticipated financial and operating benefits

     o    Anticipated use of funds

     o    Value received for the asset

     o    Fairness opinion

     o    How the deal was negotiated

     o    Conflicts of interest.

BUNDLED PROPOSALS
Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES
Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.
Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

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CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY
PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

     o    Dilution to existing shareholders' position

     o    Terms of the offer o Financial issues

     o    Management's efforts to pursue other alternatives

     o    Control issues

     o    Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY
Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

     o    The reasons for the change

     o    Any financial or tax benefits

     o    Regulatory benefits

     o    Increases in capital structure

     o    Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

     o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

     o    Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)
Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES
Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS
Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

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Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.


MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

     o Prospects of the combined company, anticipated financial and operating benefits

     o    Offer price

     o    Fairness opinion

     o    How the deal was negotiated

     o    Changes in corporate governance

     o    Change in the capital structure

     o    Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES
Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.
Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS
Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

     o    Tax and regulatory advantages

     o    Planned use of the sale proceeds

     o    Valuation of spinoff

     o    Fairness opinion

     o    Benefits to the parent company

     o    Conflicts of interest

     o    Managerial incentives

     o    Corporate governance changes

     o    Change in the capital structure.

VALUE MAXIMIZATION PROPOSALS
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and

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whether company is actively exploring its strategic options, including retaining a financial advisor.


                                      E-60
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6. STATE OF INCORPORATION


CONTROL SHARE ACQUISITION PROVISIONS
Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders. Vote AGAINST proposals to amend the charter to include control share acquisition provisions.
Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS
Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS
Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS
Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS
Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL
Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.
Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS
Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.
Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS
Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

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STATE ANTITAKEOVER STATUTES
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

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7. CAPITAL STRUCTURE


ADJUSTMENTS TO PAR VALUE OF COMMON STOCK
Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK
Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
     o It is intended for financing purposes with minimal or no dilution to current shareholders

     o It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS
Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).
Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).
Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION
Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.
Vote FOR management proposals to implement a reverse stock split to avoid delisting.
Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8. EXECUTIVE AND DIRECTOR COMPENSATION


Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:
     o Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

     o    Cash compensation, and

     o    Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

DIRECTOR COMPENSATION
Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH
Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.
Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.
Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS
Vote AGAINST retirement plans for nonemployee directors.
Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     o    Historic trading patterns

     o    Rationale for the repricing

     o    Value-for-value exchange

     o    Option vesting

     o    Term of the option

     o    Exercise price

     o    Participation.

EMPLOYEE STOCK PURCHASE PLANS
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:
     o    Purchase price is at least 85 percent of fair market value

     o    Offering period is 27 months or less, and

     o    Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the following apply:
     o    Purchase price is less than 85 percent of fair market value, or

     o    Offering period is greater than 27 months, or

     o    VPD is greater than ten percent

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).
Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.
Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS
Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY
Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.
Vote AGAINST shareholder proposals requiring director fees be paid in stock only.
Vote FOR shareholder proposals to put option repricings to a shareholder vote. Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING
Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED STOCK OPTIONS
Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), taking into account:

     o    Whether the proposal mandates that all awards be performance-based

     o Whether the proposal extends beyond executive awards to those of lower-ranking employees

     o Whether the company's stock-based compensation plans meet ISS's SVT criteria and do not violate our repricing guidelines

GOLDEN AND TIN PARACHUTES
Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.
Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:
     o The parachute should be less attractive than an ongoing employment opportunity with the firm

     o    The triggering mechanism should be beyond the control of management

     o The amount should not exceed three times base salary plus guaranteed benefits

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9. SOCIAL AND ENVIRONMENTAL ISSUES


CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS
Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:
     o The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

     o The availability and feasibility of alternatives to animal testing to ensure product safety, and

     o    The degree that competitors are using animal-free testing.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:
     o The company has already published a set of animal welfare standards and monitors compliance

     o The company's standards are comparable to or better than those of peer firms, and

     o There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING
Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:
     o    Whether the proposal focuses on a specific drug and region

     o Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

     o The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending

     o    Whether the company already limits price increases of its products

     o Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

     o    The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

     o    The costs and feasibility of labeling and/or phasing out

     o The nature of the company's business and the proportion of it affected by the proposal

     o The proportion of company sales in markets requiring labeling or GMO-free products

     o    The extent that peer companies label or have eliminated GMOs

     o Competitive benefits, such as expected increases in consumer demand for the company's products

     o The risks of misleading consumers without federally mandated, standardized labeling

     o    Alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.
Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs--an issue better left to federal regulators--which outweigh the economic benefits derived from biotechnology.
Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:
     o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

     o    The extent that peer companies have eliminated GMOs

     o The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products

     o Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs

     o The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

HANDGUNS
Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

PREDATORY LENDING
Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

     o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

     o Whether the company has adequately disclosed the financial risks of its subprime business

     o Whether the company has been subject to violations of lending laws or serious lending controversies

     o    Peer companies' policies to prevent abusive lending practices.

TOBACCO
Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors: Second-hand smoke:
     o    Whether the company complies with all local ordinances and regulations

     o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

     o    The risk of any health-related liabilities.

Advertising to youth:
     o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

     o Whether the company has gone as far as peers in restricting advertising

     o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

     o    Whether restrictions on marketing to youth extend to foreign countries

Cease
production of tobacco-related products or avoid selling products to tobacco companies:
     o    The percentage of the company's business affected

     o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spinoff tobacco-related businesses:
     o    The percentage of the company's business affected

     o    The feasibility of a spinoff

     o Potential future liabilities related to the company's tobacco business.

Stronger product warnings:
Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:
Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:
     o    Whether there are publicly available environmental impact reports;

     o Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and

     o    The current status of legislation regarding drilling in ANWR.

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CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:
     o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

     o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

     o Environmentally conscious practices of peer companies, including endorsement of CERES

     o    Costs of membership and implementation.

ENVIRONMENTAL REPORTS
Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING
Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

     o    The company's level of disclosure lags that of its competitors, or

     o The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING
Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
     o    The nature of the company's business and the percentage affected

     o    The extent that peer companies are recycling

     o    The timetable prescribed by the proposal

     o    The costs and methods of implementation

     o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY
Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:
     o    The nature of the company's business and the percentage affected

     o The extent that peer companies are switching from fossil fuels to cleaner sources

     o    The timetable and specific action prescribed by the proposal

     o    The costs of implementation

     o    The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:
     o    The relevance of the issue to be linked to pay

     o The degree that social performance is already included in the company's pay structure and disclosed

     o The degree that social performance is used by peer companies in setting pay

     o Violations or complaints filed against the company relating to the particular social performance measure

     o Artificial limits sought by the proposal, such as freezing or capping executive pay

     o    Independence of the compensation committee

     o    Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

     o The company is in compliance with laws governing corporate political activities, and

     o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.
Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.
Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

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Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS
CHINA PRINCIPLES
Vote AGAINST proposals to implement the China Principles unless:
     o There are serious controversies surrounding the company's China operations, and

     o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS
Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:
     o    The nature and amount of company business in that country

     o    The company's workplace code of conduct

     o    Proprietary and confidential information involved

     o    Company compliance with U.S. regulations on investing in the country

     o    Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS
Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:
     o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

     o    Agreements with foreign suppliers to meet certain workplace standards

     o    Whether company and vendor facilities are monitored and how

     o    Company participation in fair labor organizations

     o    Type of business

     o    Proportion of business conducted overseas

     o    Countries of operation with known human rights abuses

     o Whether the company has been recently involved in significant labor and human rights controversies or violations

     o    Peer company standards and practices

     o    Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:
     o The company does not operate in countries with significant human rights violations

     o    The company has no recent human rights controversies or violations, or

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     o    The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES
Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:
     o    Company compliance with or violations of the Fair Employment Act of
          1989

     o Company antidiscrimination policies that already exceed the legal requirements

     o    The cost and feasibility of adopting all nine principles

     o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

     o    The potential for charges of reverse discrimination

     o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

     o    The level of the company's investment in Northern Ireland

     o    The number of company employees in Northern Ireland

     o    The degree that industry peers have adopted the MacBride Principles

     o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS
FOREIGN MILITARY SALES/OFFSETS
Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:
     o    Whether the company has in the past manufactured landmine components

     o    Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:
     o    What weapons classifications the proponent views as cluster bombs

     o Whether the company currently or in the past has manufactured cluster bombs or their components

     o    The percentage of revenue derived from cluster bomb manufacture

     o    Whether the company's peers have renounced future production

NUCLEAR WEAPONS
Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

SPACED-BASED WEAPONIZATION
Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:
     o    The information is already publicly available or

     o    The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY
Generally vote FOR reports on the company's efforts to diversify the board, unless:
     o The board composition is reasonably inclusive in relation to companies of similar size and business or

     o The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:
     o    The degree of board diversity

     o    Comparison with peer companies

     o    Established process for improving board diversity

     o    Existence of independent nominating committee

     o    Use of outside search firm

     o    History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)
Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:
     o    The company has well-documented equal opportunity programs

     o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

     o    The company has no recent EEO-related violations or litigation.
Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:
     o    The composition of senior management and the board is fairly inclusive

     o The company has well-documented programs addressing diversity initiatives and leadership development

     o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

     o The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION
Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:
     o Whether the company's EEO policy is already in compliance with federal, state and local laws

     o Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

     o    The industry norm for including sexual orientation in EEO statements

     o Existing policies in place to prevent workplace discrimination based on sexual orientation
Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS
Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:
     o    Board structure

     o    Director independence and qualifications

     o    Attendance at board and committee meetings.

Votes should be withheld from directors who:
     o Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

     o Ignore a shareholder proposal that is approved by a majority of shares outstanding

     o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     o Are interested directors and sit on the audit or nominating committee, or

     o Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND
Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:
     o    Past performance as a closed-end fund

     o    Market in which the fund invests

     o    Measures taken by the board to address the discount

     o    Past shareholder activism, board activity

     o    Votes on related proposals.

PROXY CONTESTS
Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:
     o    Past performance relative to its peers

     o    Market in which fund invests

     o    Measures taken by the board to address the issues

     o Past shareholder activism, board activity, and votes on related proposals

     o    Strategy of the incumbents versus the dissidents

     o    Independence of directors

     o    Experience and skills of director candidates

     o    Governance profile of the company

     o    Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:
     o    Proposed and current fee schedules

     o    Fund category/investment objective

     o    Performance benchmarks

     o    Share price performance compared to peers

     o    Resulting fees relative to peers

     o    Assignments (where the advisor undergoes a change of control).

APPROVE NEW CLASSES OR SERIES OF SHARES
Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS
Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:
     o    Stated specific financing purpose

     o    Possible dilution for common shares

     o    Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES
Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:
     o    Potential competitiveness

     o    Regulatory developments

     o    Current and potential returns

     o    Current and potential risk.
Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL
RESTRICTION
Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:
     o    The fund's target investments

     o    The reasons given by the fund for the change

     o    The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL
Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME CHANGE PROPOSALS
Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:
     o    Political/economic changes in the target market

     o    Consolidation in the target market

     o    Current asset composition

CHANGE IN FUND'S SUBCLASSIFICATION
Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:
     o    Potential competitiveness

     o    Current and potential returns

     o    Risk of concentration

     o    Consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION
Vote these proposals on a CASE-BY-CASE basis, considering the following factors:
     o    Strategies employed to salvage the company

     o    The fund's past performance

     o    Terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT
Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:
     o    The degree of change implied by the proposal

     o    The efficiencies that could result

     o    The state of incorporation o Regulatory standards and implications.

Vote AGAINST any of the following changes:
     o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

     o Removal of shareholder approval requirement for amendments to the new declaration of trust

     o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

     o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

     o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

     o Removal of shareholder approval requirement to change the domicile of the fund

CHANGE THE FUND'S DOMICILE
Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:
     o    Regulations of both states

     o    Required fundamental policies of both states

     o    Increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT
SHAREHOLDER APPROVAL
Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS
Vote these proposals on a CASE-BY-CASE basis, considering the following factors:
     o    Fees charged to comparably sized funds with similar objectives

     o    The proposed distributor's reputation and past performance

     o The competitiveness of the fund in the industry o Terms of the agreement.

MASTER-FEEDER STRUCTURE
Vote FOR the establishment of a master-feeder structure.

MERGERS
Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:
     o    Resulting fee structure

     o    Performance of both funds

     o    Continuity of management personnel

     o Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:
     o    Performance of the fund's NAV

     o    The fund's history of shareholder relations

     o    The performance of other funds under the advisor's management.

                                   SCHEDULE B
                                       ISS

                         New/Closed Account Information

Insert Date
-----------
Insert Bank/Broker Contact Name
-------------------------------
Insert Bank/Broker Firm Name
----------------------------
Insert Bank/Broker Address
--------------------------
Contact Phone
-------------
Contact Fax
-----------


RE: CHANGE OF PROXY CARD MAILING ADDRESS FOR THE FOLLOWING MACKAY SHIELDS
ACCOUNTS:
INSERT NAME(S) AND CORRESPONDING ACCOUNT NUMBER(S) REQUIRING ADDRESS CHANGE

This letter serves as notice that our firm has retained Institutional Shareholder Services (ISS) to act as the voting agent for the securities held in the account(s) noted above for which we have a fiduciary obligation to vote.

EFFECTIVE IMMEDIATELY, please direct all ballots, meeting notices, and other proxy materials to ISS as follows:
                             ISS/1702/MACKAY SHIELDS
                                2099 Gaither Road
                                    Suite 501
                         Rockville, Maryland 20850-4045

Note: All proxy materials sent to ISS MUST include ISS/1702/MACKAY SHIELDS in the address field, as this code expedites processing of our proxies at ISS.

THIS MAIL ISS/1702/MACKAY SHIELDS PERTAINS ONLY TO THE ACCOUNT(S) NOTED ABOVE AND SHOULD BE USED ONLY WHEN FORWARDING PROXIES AND MATERIALS FOR THESE SPECIFIED ACCOUNTS.

Please continue to send ALL NON-PROXY MATERIALS DIRECTLY TO MACKAY SHIELDS.


--------------------------------------------------------------------------------
In order for ISS to track that the custodian(s) have followed and complied with
--------------------------------------------------------------------------------
our above instructions, please FAX a copy of this letter with your initials and
--------------------------------------------------------------------------------
date the address change was made to the ISS representative listed below:
--------------------------------------------------------------------------------

FAX TO:                                  FOR CUSTODIAN USE ONLY:
--------------------------------------------------------------------------------
U.S. Voting Agent Service                Signature of person authorizing change:
--------------------------------------------------------------------------------
Institutional Shareholder Services       ________________________________
--------------------------------------------------------------------------------
FAX: 301.545.4651                        Date address change was made:
--------------------------------------------------------------------------------
PHONE: 301.545.4125                      _____/___/______
--------------------------------------------------------------------------------


Please be advised that members of the ISS staff are authorized by our firm to contact you directly in the event that proxies for any of the above-noted accounts have not been received. We ask that you cooperate fully with the ISS staff to ensure that our ballots are voted in a timely manner.

Thank you for your prompt assistance in this matter.

Sincerely,



AUTHORIZED CLIENT SIGNATURE
---------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                               NATIONS FUNDS TRUST

                         FIXED INCOME SECTOR PORTFOLIOS
                            Corporate Bond Portfolio
                      Mortgage- and Asset-Backed Portfolio
                              High Income Portfolio
                                 August 1, 2003

         This SAI provides information relating to the single unnamed class of shares representing interests in the Funds listed above. This information supplements the information contained in the prospectus for the Funds and is intended to be read in conjunction with the prospectus. THE SAI IS NOT A PROSPECTUS FOR THE FUNDS. See "About the SAI" for information on what the SAI is and how it should be used.

         Copies of the prospectus may be obtained without charge by writing Nations Funds, One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255, or by calling Nations Funds at 1-800-321-7854.

         FOR EASE OF USE, CERTAIN TERMS OR NAMES THAT ARE USED IN THIS SAI HAVE BEEN SHORTENED OR ABBREVIATED. A LIST OF THESE TERMS AND THEIR CORRESPONDING FULL NAMES OR DEFINITIONS CAN BE FOUND AT THE END OF THIS SAI IN APPENDIX B. An investor may find it helpful to review the terms and names in Appendix B before reading the SAI.

                                TABLE OF CONTENTS

About this SAI.....................................................................................         3
HISTORY OF the TRUST...............................................................................         4
DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS...........................................         4
        General....................................................................................         4
        Investment Policies........................................................................         4
               Fundamental Policies................................................................         4
               Non-Fundamental Policies............................................................         5
               Exemptive Orders....................................................................         5
        Permissible Fund Investments and Investment Techniques.....................................         6
        Descriptions of Permissible Investments....................................................         7
               Asset-Backed Securities.............................................................         7
               Bank Obligations (Domestic and Foreign).............................................         7
               Borrowings..........................................................................         8
               Common Stock........................................................................         8
               Convertible Securities..............................................................         9
               Corporate Debt Securities...........................................................        10
               Derivatives.........................................................................        11
               Dollar Roll Transactions............................................................        11
               Foreign Securities..................................................................        12
               Futures and Options.................................................................        13
               Guaranteed Investment Contracts and Funding Agreements..............................        16
               High Yield/Lower-Rated Debt Securities..............................................        16
               Linked Securities and Structured Products...........................................        17
               Money Market Instruments............................................................        18
               Mortgage-Backed Securities..........................................................        18
               Municipal Securities................................................................        20
               Other Investment Companies..........................................................        21
               Pass Through Securities (Participation Interests and Company Receipts)..............        22
               Preferred Stock.....................................................................        23
               Private Placement Securities and Other Restricted Securities........................        24
               REITs and Master Limited Partnerships...............................................        24
               Repurchase Agreements...............................................................        25
               Reverse Repurchase Agreements.......................................................        25
               Securities Lending..................................................................        26
               Short Sales.........................................................................        26
               Stripped Securities.................................................................        26
               Swap Contracts......................................................................        27
               U.S. Government Obligations.........................................................        28
               Variable- and Floating-Rate Instruments.............................................        28
               Warrants and Rights.................................................................        28
               When-Issued Purchases, Delayed Delivery and Forward Commitments.....................        29
               Zero-Coupon, Pay-In-Kind and Step-Coupon Securities.................................        29
        Other Considerations.......................................................................        30
               Temporary Defensive Purposes........................................................        30
               Portfolio Turnover..................................................................        30
MANAGEMENT OF THE TRUST............................................................................        30
        The Trustees and Principal Officers........................................................        31
        Board Committees...........................................................................        34
        Board Compensation.........................................................................        35
        Retirement Plan............................................................................        36
        Nations Funds Deferred Compensation Plan...................................................        37

        Beneficial Equity Ownership Information....................................................        37
        Ownership of Securities of Adviser, Distributor, or Related Entities.......................        38
        Disclosure of Other Transactions Involving Trustees........................................        38
        Approval of Advisory and Sub-Advisory Agreements...........................................        38
        Codes of Ethics............................................................................        40
PROXY VOTING POLICIES AND PROCEDURES...............................................................        40
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES................................................        40
INVESTMENT ADVISORY AND OTHER SERVICES.............................................................        41
        Investment Adviser.........................................................................        41
               Investment Advisory Agreement.......................................................        41
               Advisory Fees.......................................................................        42
        Administrator and Sub-Administrator........................................................        42
               Administrator.......................................................................        42
               Sub-Administrator...................................................................        42
        Expenses...................................................................................        43
        Other Service Providers....................................................................        43
               Transfer Agents and Custodian.......................................................        43
               Independent Accountants.............................................................        44
               Counsel.............................................................................        44
BROKERAGE ALLOCATION AND OTHER PRACTICES...........................................................        44
        General Brokerage Policy, Brokerage Transactions and Broker Selection......................        44
        Aggregate Brokerage Commissions............................................................        46
        Brokerage Commissions Paid to Affiliates...................................................        46
        Directed Brokerage.........................................................................        46
        Securities of Regular Broker/Dealers.......................................................        46
        Monies Paid to Broker/Dealers from BACAP's or Distributor's Profit.........................        47
CAPITAL STOCK......................................................................................        47
        About the Trust's Capital Stock............................................................        47
PURCHASE, REDEMPTION AND PRICING OF SHARES.........................................................        48
        Purchase, Redemption and Exchange..........................................................        48
        Offering Price.............................................................................        49
INFORMATION CONCERNING TAXES.......................................................................        50
        Qualification as a Regulated Investment Company............................................        51
        Excise Tax.................................................................................        51
        Capital Loss Carry-Forwards................................................................        51
        Equalization Accounting....................................................................        52
        Taxation of Fund Investments...............................................................        52
        Taxation of Distributions..................................................................        54
        Sales and Exchanges of Fund Shares.........................................................        54
        Foreign Taxes..............................................................................        55
        Federal Income Tax Rates...................................................................        55
        Backup Withholding.........................................................................        55
        Tax-Deferred Plans.........................................................................        56
        Corporate Shareholders.....................................................................        56
        Foreign Shareholders.......................................................................        56
UNDERWRITER COMPENSATION AND PAYMENTS..............................................................        57
FUND PERFORMANCE...................................................................................        57
        Advertising Fund Performance...............................................................        57
        Yield Calculations.........................................................................        59
        Total Return Calculations..................................................................        60
        Cumulative Return..........................................................................        60
        After-Tax Return Calculations..............................................................        61
APPENDIX A.........................................................................................       A-1
APPENDIX B.........................................................................................       B-1
APPENDIX C--PROXY VOTING POLICY AND PROCEDURES.....................................................       C-1

                                 ABOUT THIS SAI

         WHAT IS THE SAI?

         The SAI, or statement of additional information, is a section of the registration statement filed with the SEC relating to the Funds. It generally contains information about the Funds that the SEC has concluded is not required to be in the Funds' prospectus, but that investors may nevertheless find useful. The information generally supplements the discussion of matters set forth in the prospectus.

         Specifically, the SAI, among other things, provides information about:
Nations Funds Trust, which is the Delaware statutory trust that "houses" the Funds; the investment policies and permissible investments of the Funds; the management of the Funds, including the Board of Trustees, the Funds' investment adviser and sub-advisers; other service providers to the Funds; certain brokerage policies of the Funds; and performance information about the Funds.

         HOW SHOULD I USE THE SAI?

         The SAI is intended to be read in conjunction with the Funds' prospectus. The SAI is not a prospectus and is not a substitute for reading any prospectus. A copy of any Fund prospectus may be obtained by calling Nations Funds at (800) 321-7854 or by visiting the Funds online at www.nationsfunds.com.

         WHAT GOVERNS THE TYPE OF INFORMATION THAT IS PUT IN THE SAI?

         The information required to be included in the SAI is governed by a form (called Form N-1A) that all mutual funds must use to register their shares with the SEC and disclose information to investors. Form N-1A generally requires that every mutual fund provide certain information in its SAI (in addition to the information required to be in its prospectus), such as the investment policies and limitations of a fund, the fees that an investment adviser or sub-adviser receives for providing services to the fund and the fees directors or trustees receive from a fund. The SEC generally believes that if all mutual funds are generally required to disclose the same type of information, investors can more easily compare funds and make informed decisions about their investments.

         IS THE SAI AVAILABLE ON THE INTERNET?

         Yes. The SAI is part of the registration statement for the Funds that is filed with the SEC electronically. The registration includes the prospectus, the SAI and other exhibits, such as various agreements and contracts. The SAI, and any supplements to it, can be found by searching the SEC's website at http://www.sec.gov/edgar/searchedgar/companysearch.htm. The name of the registrant that investors should search for is "Nations Funds Trust."

         WHO MAY I CONTACT FOR MORE INFORMATION?

         If you have any questions about the Funds, please call Nations Funds at
(800) 321-7854 or contact your investment professional.

                              HISTORY OF THE TRUST

         The Trust is a registered investment company in the Nations Funds Family. The Nations Funds Family currently has more than 70 distinct investment portfolios and total assets in excess of $149 billion. The Trust was organized as a Delaware business trust on October 22, 1999. Each Fund has a fiscal year end of March 31st.

                          DESCRIPTION OF THE FUNDS AND
                           THEIR INVESTMENTS AND RISKS

         GENERAL

         All the Funds are open-end, management investment companies and are diversified.

         INVESTMENT POLICIES

         The investment objectives, principal investment strategies and the principal investment risks associated with these strategies for each Fund, are discussed in the Fund's prospectus.

         The following discussion of "fundamental" and "non-fundamental" investment policies and limitations for the Funds supplement the discussion in the prospectus for the Funds. A fundamental policy may only be changed with shareholder approval. A non-fundamental policy may be changed by the Board, without shareholder approval.

         Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding a qualitative investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund's acquisition of such security or asset.

               FUNDAMENTAL POLICIES

Each Fund may not:

     1. Underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either
         (a) in connection with the disposition of a portfolio security, or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered investment companies.

     2. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

     3. Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

     4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions, and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

     5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

     6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

     7. Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

         NON-FUNDAMENTAL POLICIES

     1. Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of the 1940 Act, the rules thereunder, and any orders obtained thereunder now or in the future. Any Fund that is purchased by another Fund in reliance on Section 12(d)(1)(G) of the 1940 Act or an exemptive order granting relief from
         Section 12(d)(1)(G) will not purchase shares of a related registered open-end investment company in reliance on Section 12(d)(1)(F) or
         Section 12(d)(1)(G) of the 1940 Act. Funds in a master/feeder structure generally invest in the securities of one or more open-end management investment companies pursuant to various provisions of the 1940 Act.

     2. Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     3. Each Fund may invest in futures or options contracts regulated by the CFTC for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of a Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

     4. Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily.

     5. Each Fund may not make investments for the purpose of exercising control of management. (Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.)

     6. Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box") or the Fund segregates assets in the amount at least equal to the underlying security or asset.

     7. To the extent a Fund is subject to Rule 35d-1 under the 1940 Act (the "Names Rule"), and does not otherwise have a fundamental investment policy in place to comply with the Names Rule, it has adopted the following non-fundamental policy: Shareholders will receive at least 60 days' notice of any change to a Fund's investment objective or principal investment strategies complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

         EXEMPTIVE ORDERS

         In addition to the policies outlined above, the Nations Funds Family has received the following exemptive orders from the SEC which enable the Funds to participate in certain transactions beyond the investment limitations described above or described in otherwise applicable restrictions:

     1. Pursuant to an exemptive order dated October 5, 1993, all current and future Funds advised by BACAP may, subject to certain conditions, pool their uninvested cash balances in one or more joint accounts and use the daily balance of such accounts to enter into repurchase agreements, including the condition that such agreements have a maturity of not more than seven days.

     2. Pursuant to an exemptive order dated July 23, 1997, the Funds may, subject to certain conditions, use cash reserves that have not been invested in portfolio securities to purchase shares of Money Market Funds in the Nations Funds Family in excess of the limits prescribed in
         Section 12(d)(1) of the 1940 Act.

     3. Pursuant to an exemptive order dated December 27, 2000, the Funds may, subject to certain conditions, invest in shares of other affiliated Funds in the Nations Funds Family, in excess of the limits prescribed in Section 12(d)(1) of the 1940 Act, in addition to investing directly in portfolio securities.

     4. The Funds soon expect to receive an exemptive order from the SEC, under which a Fund may, subject to certain conditions, borrow money from other Funds in the Nations Funds Family for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

         PERMISSIBLE FUND INVESTMENTS AND INVESTMENT TECHNIQUES

         A Fund's prospectus identifies and summarizes the types of securities in which a Fund invests as part of its principal investment strategies and the risks associated with such investments. The following provides further information and greater detail about these investments and their key associated risks.

         Subject to its fundamental and non-fundamental investment policies:

         - Each Fund may borrow money, lend its securities and invest in securities issued by other registered investment companies. See "Descriptions of Permissible Investments--Borrowings," "Descriptions of Permissible Investments--Securities Lending" and "Descriptions of Permissible Investments--Other Investment Companies."

         - Each Fund permitted to use derivatives may do so for hedging purposes or for non-hedging purposes, such as seeking to enhance return. Each Fund may utilize derivatives without limit (subject to certain limits imposed by the 1940 Act and the CFTC), provided that the use of derivatives will not alter the fundamental characteristics of the Fund, and the Fund will segregate assets as required by the 1940 Act (or as permitted by law or SEC staff positions, enter into certain offsetting positions) to cover its obligations. See "Descriptions of Permissible Investments--Derivatives."

         - Each Fund may hold cash or money market instruments, which include bank obligations, guaranteed investment contracts, repurchase agreements, U.S. Government obligations and certain corporate debt securities, such as commercial paper. A Fund may invest in these securities without limit, when BACAP: (i) believes that the market conditions are not favorable for more aggressive investing, (ii) is unable to locate favorable investment opportunities, or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests or for other reasons. Accordingly, each Fund will not always stay fully invested in equity securities or longer-term debt securities. See "Descriptions of Permissible Investments--Money Market Instruments."

         In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Fund may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities, common stock, convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities, high yield/lower-rated debt securities; mortgage-backed securities; municipal securities; pass-through securities; preferred stock, private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; short sales; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

               DESCRIPTIONS OF PERMISSIBLE INVESTMENTS

         Additional information about individual types of securities (including key considerations and risks) in which some or all of the Funds may invest is set forth below.

         ASSET-BACKED SECURITIES

         Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables (CARs) and so-called plastic bonds, backed by credit card receivables.

         The value of an asset-backed security is affected by, among other things, changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower's other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security's par value. Value is also affected if any credit enhancement has been exhausted. See also "Descriptions of Permissible Investments--Mortgage-Backed Securities."

         Key Considerations and Risks: The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying loans by the individual borrowers (i.e., the backing asset). For example, the underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described under "Descriptions of Permissible Investments--Mortgage-Backed Securities" for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities typically do not have the benefit of the same direct security interest in the underlying collateral as do mortgage-backed securities.

         In addition, as purchasers of an asset-backed security, the Funds generally will have no recourse against the entity that originated the loans in the event of default by a borrower. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.

         BANK OBLIGATIONS (DOMESTIC AND FOREIGN)

         Bank obligations include, as examples, certificates of deposit, bankers' acceptances, commercial paper, Yankee dollar certificates of deposit, Eurodollar certificates of deposit, time deposits and promissory notes.

         A certificate of deposit, or so-called CD, is a debt instrument issued by a bank that usually pays interest and which has maturities ranging from a few weeks to several years. A bankers acceptance is a time draft drawn on and accepted by a bank, a customary means of effecting payment for merchandise sold in import-export transactions and a general source of financing. A Yankee dollar certificate of deposit is a negotiable CD issued in the United States by branches and agencies of foreign banks. A Eurodollar certificate of deposit is a CD issued by a foreign (mainly European) bank with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and the interest rate on which is usually pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically there are penalties for early withdrawal of a time deposit. A promissory note is a written commitment of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

         A bank obligation may be issued by: (i) a domestic branch of a domestic bank; (ii) a foreign branch of a domestic bank; (iii) a U.S. branch of a foreign bank; or (iv) a foreign branch of a foreign bank.

         As a general matter, obligations of "domestic banks," are not subject to the Funds' fundamental investment policies regarding concentration limits. For this purpose, the SEC staff also takes the position that domestic branches of foreign banks and foreign branches of domestic banks may, if certain conditions are met, be treated as "domestic banks." More specifically, "domestic banks" include: (a) domestic branches of domestic banks; (b) domestic branches of foreign banks, to the extent they are subject to comparable regulation as domestic banks; and (c) foreign branches of domestic banks with respect to which the domestic bank would be unconditionally liable in the event that the foreign branch failed to pay on its instruments for any reason.

         Certain Funds may invest in exchange-traded Eurodollar contracts. For information about these types of securities, see "Descriptions of Permissible Investments--Futures and Options."

         Key Considerations and Risks: Certain bank obligations, such as some CDs, are insured by the FDIC. Many other bank obligations, however, are neither guaranteed nor insured by the U.S. Government. These bank obligations are "backed" only by the creditworthiness of the issuing bank or parent financial institution.

         Obligations of foreign banks, including Yankee dollar and Eurodollar obligations, involve somewhat different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that their liquidity could be impaired because of political or economic developments, that the obligations may be less marketable than comparable obligations of domestic banks, that a foreign jurisdiction might impose withholding and other taxes on amounts realized on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted, which might adversely affect the payment of principal or interest on those obligations, that the selection of the obligations may be based on less publicly available information concerning foreign banks or that the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks are not subject to examination by any U.S. Government agency or instrumentality.

         BORROWINGS

         Each Fund has a fundamental policy with respect to borrowing that can be found under the heading "Investment Policies and Limitations."

         The Funds participate in an uncommitted line of credit provided by The Bank of New York under an agreement (the "Uncommitted Line"). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the federal funds rate plus 0.50% on an annualized basis. Under the Uncommitted Line, each participating Fund must maintain a ratio of net assets (not including funds borrowed under the Uncommitted Line) to the aggregate amount of indebtedness pursuant to the Uncommitted Line that is no less than 4 to 1. Information about specific borrowings, if any, by any particular Fund under the Uncommitted Line over the last fiscal year, if any, can be found its Annual Report to Shareholders for the year ended March 31, 2003.

         As noted above, pursuant to an exemptive order expected from the SEC, a Fund may, subject to certain conditions, borrow money from other funds in the Nations Funds Family for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

         A Fund also may borrow money utilizing a reverse repurchase agreement transaction. See "Descriptions of Permissible Investments--Reverse Repurchase Agreements."

         Key Considerations and Risks: The Uncommitted Line is not a "committed" line of credit, which is to say that The Bank of New York is not obligated to lend money to a Fund. Accordingly, it is possible that a Fund may wish to borrow money for a temporary or emergency purpose but may not be able to do so.

         COMMON STOCK

         Common stock are units of equitable ownership of a public company. Owners are typically entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. However, ownership of common stock does not entitle the owner to involvement in the day-to-day operations of the company. Common stock of domestic and foreign public corporations can be listed, and their shares traded, on domestic stock exchanges, like the NYSE, AMEX or the Nasdaq Stock Market. Domestic and foreign corporations also may instead choose to list their companies, and have their shares traded, on foreign exchanges, like the London FTSE or Tokyo Stock Exchange.

         Key Considerations and Risks: Investments by a Fund in common stocks are subject to stock market risk, which is the risk that the value of the stocks that the Fund holds, like the broader stock markets, may decline over short or even extended periods. Domestic and foreign stock markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. The value of individual stocks will rise and fall based on factors specific to them, like changes in earnings or management.

         With respect specifically to "common" stock, in the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and "preferred" stock take precedence over the claims of those who own common stock. On the other hand, common stock tends to have greater potential for appreciation.

         Common stock investments also present the risk of investing in a particular company. For example, stocks of smaller companies tend to have greater price swings than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, are more reliant on singular products or services and are more vulnerable to larger competitors. Common stock of these companies may have a higher potential for gains but also carry more risk. For those Funds that invest primarily in these types of companies, such as the Small Company Fund, these risks can have a more acute effect on the value of the Fund's shares.

         Common stock investments also present the risks of investing in a particular industry, such as high technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of common stocks tend to move by industry sector, which is to say that when market conditions favorably affect, or are expected to favorably affect, an industry, the prices of the common stock of those companies in that industry sector tend to go up. Conversely, negative news or a poor outlook for a particular industry can cause the value of those companies' common stock to drop.

         CONVERTIBLE SECURITIES

         Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is redeemed, converted or exchanged.

         The market value of a convertible security generally is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a comparable nonconvertible fixed-income security). The investment value is determined by, among other things, reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock in the sense that its market value will not be influenced greatly by fluctuations in the market price of the underlying security into which it can be converted. Instead, the convertible security's price will tend to move in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying stock. In that case, the convertible security's price may be as volatile as that of the common stock. Because both interest rate and market movements can influence its value, a convertible security is not generally as sensitive to interest rates as a similar fixed-income security, nor is it generally as sensitive to changes in share price as its underlying stock.

         The Funds may invest in convertible securities that are below investment-grade (e.g., rated "B" or below by S&P). See "Descriptions of Permissible Investments--High Yield/Lower-rated Securities" and "Descriptions of Permissible Investments--Warrants and Rights."

         Key Considerations and Risks: A Fund's investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid--that is, a Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund. A Fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. For issues where the conversion of the security is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

         In addition, some convertibles are often rated below investment-grade or are not rated, and therefore may to be considered speculative investments. Companies that issue convertible securities are usually small to medium size, and accordingly carry the capitalization risks described under "Descriptions of Permissible Investments--Common Stock." In addition, the credit rating of a company's convertible securities is generally lower than that of its conventional debt securities. Convertibles are normally considered "junior" securities--that is, the company usually must pay interest on its conventional corporate debt before it can make payments on its convertible securities. Some convertibles are particularly sensitive to interest rate changes when their predetermined conversion price is much higher than the issuing company's common stock.

         See also Key Considerations and Risks under "Descriptions of Permissible Investments--Common Stock."

         CORPORATE DEBT SECURITIES

         Corporate debt securities are fixed-income securities usually issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.

         The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

         See also "Descriptions of Permissible Investments--Foreign Securities," "Descriptions of Permissible Investments--Variable- and Floating-Rate Instruments" and "Descriptions of Permissible Investments--Money Market Instruments."

         Key Considerations and Risks: Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

         Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it's due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

         DERIVATIVES

         A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include: futures, options, options on futures, forward foreign currency exchange contracts, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants and swap contracts. For more information about each type of derivative see those sections in this SAI discussing such securities.

         The Funds may use derivatives for a variety of reasons, including to: enhance a Fund's return, attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); protect the Fund's unrealized gains reflected in the value of its portfolios securities; facilitate the sale of such securities for investment purposes; and/or manage the effective maturity or duration of the Fund's portfolio.

         A Fund may use any or all of these investment techniques and different types of derivative securities may be purchased at any time and in any combination. There is no particular strategy that dictates the use of one technique rather than another, as use of derivatives is a function of numerous variables including market conditions.

         Key Considerations and Risks: The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

         See also "Descriptions of Permissible Investments--Futures and Options," "Descriptions of Permissible Investments--Linked Securities and Structured Products," "Descriptions of Permissible Investments--Stripped Securities," "Descriptions of Permissible Investments--Warrants and Rights" and "Descriptions of Permissible Investments--Swap Contracts."

         DOLLAR ROLL TRANSACTIONS

         Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in a given month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the "roll" period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Fund enters into a mortgage "dollar roll," it must establish a segregated account, either itself, or with its Custodian, in which it will maintain cash, U.S. Government securities of other liquid debt or equity securities equal in value to its obligations with respect to dollar rolls, and accordingly, such dollar rolls are not considered borrowings. See also "Descriptions of Permissible Investments--Mortgage-Backed Securities."

         Key Considerations and Risks: Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under an agreement may decline below the repurchase price. Also, these transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

         FOREIGN SECURITIES

         Foreign securities are debt, equity or derivative securities determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenue or other factors.

         Forward foreign currency exchange contracts -- Forward foreign currency exchange contracts establish an exchange rate at a future date. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security (a "transaction hedge"). In addition, when a foreign currency suffers a substantial decline against the U.S. dollar, a Fund may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency; or when it is believed that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). The Fund itself, or the Fund's Custodian, will segregate cash, U.S. Government securities or other high-quality debt securities having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated securities will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating all or part of such securities, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price, or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

         A Fund may, however, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which the securities are denominated (a "cross-hedge").

         Foreign currency hedging transactions are attempts to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase.

         Key Considerations and Risks: Foreign securities generally pose risks above those typically associated with an equity, debt or derivative security due to: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates, which can significantly affect a Fund's share price; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in U.S. markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war; (7) possible impositions of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States.

         Certain of the risks associated with investments in foreign securities are heightened with respect to investments in emerging markets countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin, and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging markets securities also involves risks beyond the risks inherent in foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country's economy and securities markets.

         As noted, foreign securities also involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may purchase or sell forward foreign currency exchange contracts to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A Fund may also purchase and sell foreign currency futures contracts and related options. See "Descriptions of Permissible Investments--Futures and Options."

         FUTURES AND OPTIONS

         Futures and options contracts are derivative instruments that the Funds may utilize for a variety of reasons including, for hedging purposes, risk reduction, securities exposure, to enhance a Fund's return, to enhance a Fund's liquidity, to reduce transaction costs or other reasons. See generally "Descriptions of Permissible Investments--Derivatives."

         Futures - Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security (including a single stock) or index at a specified future time and at a specified price. Futures contracts, which are standardized as to maturity date and underlying financial instrument, are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. Government agency. Assets committed by a Fund to a futures contract will be segregated to the extent required by law. Although many fixed-income futures contracts call for actual delivery or acceptance of the underlying securities at a specified date (stock index futures contracts do not permit delivery of securities), the contracts are normally closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

         Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

         Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities currently owned or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities. Regulations of the CFTC applicable to the Funds require that all of their futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the respective Fund's portfolio.

         The Funds may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago

Mercantile Exchange. Such Eurodollar contracts are generally used to "lock-in" or hedge the future level of short-term rates.

         Options - Each Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks.

         A primary difference between stock options and index options becomes evident when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500 Index or a narrower market index, such as the S&P 100. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board Options Exchange, the NYSE, the AMEX, the Pacific Stock Exchange, and the Philadelphia Stock Exchange. A Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction.

         Options on Futures - The Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

         Key Considerations and Risks: Futures and options investing are highly specialized activities that entail greater than ordinary investment risks. For example, futures and options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in a future or an option may be subject to greater fluctuation than an investment in the underlying instruments themselves.

         With regard to futures, the risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required, and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

         With regard to options, an option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If a call option written by a Fund is exercised, the proceeds of the sale of the underlying instrument will be increased by the net premium received when the option was written and the Fund will realize a gain or loss on the sale of the underlying instrument. If a put option written by a Fund is exercised, the Fund's basis in the underlying instrument will be reduced by the net premium received when the option was written.

         With regard to both futures and options contracts, positions may be closed out only on an exchange which provides a secondary market for such contracts. However, there can be no assurance that a liquid secondary market will exist for any particular contract at any specific time. Thus, it may not be possible to close a position. In the case of a futures contract, for example, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively. Each Fund generally will minimize the risk that it will be unable to close out a contract by only entering into those contracts which are traded on national exchanges and for which there appears to be a liquid secondary market.

         In addition, there is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in some contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

         The successful use by the Funds of futures and options on stock indexes will be subject to the ability to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. The Funds therefore bear the risk that future market trends will be incorrectly predicted. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in futures or put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, each Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes.

         Each Fund will comply with SEC guidelines regarding coverage for these instruments and, if the guidelines so require, maintain cash or liquid securities with its Custodian in the prescribed amount. Under current SEC guidelines, the Funds will maintain or "segregate" assets, either themselves, or with their Custodian to cover transactions in which the Funds write or sell options. Assets used as cover cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover option obligations could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         GUARANTEED INVESTMENT CONTRACTS AND FUNDING AGREEMENTS

         Guaranteed investment contracts, investment contracts or funding agreements are debt instruments issued by highly-rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts.

         Key Considerations and Risks: A Fund will only purchase GICs from issuers which, at the time of purchase, meet certain credit and quality standards. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. In addition, the issuer may not be able to return the principal amount of a GIC to a Fund on seven days' notice or less, at which point the GIC may be considered to be an illiquid investment. Unlike certain types of money market instruments, there is no government guarantee on the payment of principal or interest; only the insurance company backs the GIC.

         HIGH YIELD/LOWER-RATED DEBT SECURITIES

         A high yield/lower-rated debt security (also known as a "junk" bond) is generally rated by an NRSRO to be non investment-grade (e.g., BB or lower by S&P). These types of bonds are issued by companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. High yield/lower-rated debt and comparable unrated securities:
(a) will likely have some quality and protective characteristics that, in the judgment of the NRSRO, are outweighed by large uncertainties or major risk exposures to adverse conditions; and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. See also "Descriptions of Permissible Investments--Corporate Debt Securities" and "Descriptions of Permissible Investments--Municipal Securities."

         The Funds may invest in high yield/lower-rated securities that are also convertible securities. See "Descriptions of Permissible
Investments--Convertible Securities."

         Key Considerations and Risks: The yields on high yield/lower-rated debt and comparable unrated debt securities generally are higher than the yields available on investment-grade debt securities. However, investments in high yield/lower-rated debt and comparable unrated debt generally involve greater volatility of price and risk of loss of income and principal, including the possibility of default by or insolvency of the issuers of such securities. Since the risk of default is higher for high yield/lower-rated debt securities, the Fund will try to minimize the risks inherent in investing in these securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Funds will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Accordingly, with respect to these types of securities, a Fund may be more dependent on credit analysis than is the case for higher quality bonds.

         The market values of certain high yield/lower-rated debt and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, issuers of high yield/lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

         The risk of loss due to default by such issuers is significantly greater because high yield/lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield/lower-rated debt and comparable unrated securities may diminish a Fund's ability to: (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

         Although the general market for high yield/lower-rated debt and comparable unrated securities is no longer new, the market for such securities has not yet weathered a major sustained economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

         Because certain high yield/lower-rated debt securities also may be foreign securities, some of which may be considered debt securities from emerging markets countries, there are certain additional risks associated with such investments. See "Descriptions of Permissible Investments--Foreign Securities."

         LINKED SECURITIES AND STRUCTURED PRODUCTS

         Linked securities, such as index-linked, equity-linked, credit-linked, commodity-linked and currency-linked securities, are types of derivative securities. See generally "Descriptions of Permissible
Investments--Derivatives."

         Index-linked, equity-linked, credit-linked and commodity-linked securities can be either equity or debt securities that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments depend on the performance of an underlying stock, index, or a weighted index of commodity futures such as crude oil, gasoline and natural gas. With respect to equity-linked securities, at maturity, the principal amount of the debt is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments that have a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

         One common type of linked security is a "structured" product. Structured products generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

         Another common type of index-linked security is a S&P Depositary Receipt, or SPDR, which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500 Index. Because a unit investment trust is an investment company under the 1940 Act, a Fund's investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act. See also "Descriptions of Permissible Investments--Other Investment Companies."

         SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500 Index. As a holder of interests in a unit investment trust, a Fund would indirectly bear its ratable share of that unit investment trust's expenses. At the same time, the Fund would continue to pay its own management and advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in such unit investment trusts.

         Key Considerations and Risks: Like all derivatives, a Fund's investments in "linked" securities can lead to large losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of the Fund to utilize linked-securities successfully will depend on its ability to correctly predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currency from emerging markets countries, there are certain additional risks associated with such investments. See "Descriptions of Permissible Investments--Foreign Securities."

         With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities. See also, "Descriptions of Permissible Investments--Private Placement Securities and Other Restricted Securities."

         SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. In addition, because individual investments in SPDRs are not redeemable, except upon termination of the unit investment trust, the liquidity of small holdings of SPDRs will depend upon the existence of a secondary market. Large holdings of SPDRs are called "creation unit size" and are redeemable in kind only and are not redeemable for cash from the unit investment trust. The price of a SPDR is derived and based upon the securities held by the unit investment trust. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs.

         MONEY MARKET INSTRUMENTS

         Money market instruments are high-quality, short-term debt obligations, which include bank obligations, funding agreements, repurchase agreements, U.S. Government obligations, certain corporate debt securities, such as commercial paper and master notes (which are generally understood to be unsecured obligations of a firm (often private and/or unrated), privately negotiated by borrower and lender, that contemplates a series of recurring loans and repayments, governed in each case by the terms of the one master note). Such instruments also may be structured to be, what would not otherwise be, a money market instrument by modifying the maturity of a security or interest rate adjustment feature to come within permissible limits.

         Money market mutual funds (i.e., funds that comply with Rule 2a-7 of the 1940 Act) are permitted to purchase most money market instruments, subject to certain credit quality, maturity and other restrictions.

         See "Descriptions of Permissible Investments--Bank Obligations," "Descriptions of Permissible Investments--Corporate Debt Securities," "Descriptions of Permissible Investments--Guaranteed Investment Contracts and Funding Agreements," "Descriptions of Permissible Investments--Repurchase Agreements" and "Descriptions of Permissible Investments--U.S. Government Obligations."

         Key Considerations and Risks: Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support the instrument.

         MORTGAGE-BACKED SECURITIES

         A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans. See "Descriptions of Permissible Investments--Pass-Through Securities."

         Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), Federal National Mortgage Association ("Fannie Mae" or "FNMA") or Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. Its objective is to increase the affordability of home mortgage funds for low- and middle-income home buyers. FNMA is a congressionally chartered, company, although neither its stock nor the securities it issues are insured or guaranteed by the federal government. For example, the pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provide certain guarantees. The corporation's stock is owned by savings institutions across the U.S. and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of interest and ultimately collection of principal only by the FHLMC.

         Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

         Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

         Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

         Key Considerations and Risks: Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

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         MUNICIPAL SECURITIES

         Municipal Bonds - Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, and also by their political subdivisions, duly constituted offering authorities and instrumentalities. States, territories, possessions and municipalities may issue municipal bonds for a variety of reasons, including for example, to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities also issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, industrial facilities or for water supply, gas, electricity or waste disposal facilities.

         Municipal bonds generally are classified as "general obligation" or "revenue" bonds. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Municipal bonds may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Private activity bonds (such as an industrial development or industrial revenue bond) held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Private activity bonds have been or are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Private activity bonds are also issued for privately held or publicly owned corporations in the financing of commercial or industrial facilities. Most governments are authorized to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

         Municipal Notes - Municipal notes are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the related fiscal period. Municipal obligation notes generally have maturities of one year or less. Municipal notes are subdivided into three categories of short-term obligations: municipal notes, municipal commercial paper and municipal demand obligations.

         Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

         Municipal demand obligations are subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months.

         Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund has no specific percentage limitations on investments in master demand obligations.

         Municipal Leases - Municipal securities also may include participations in privately arranged loans to state or local government borrowers, some of which may be referred to as "municipal leases." Generally such loans are unrated, in which case they will be determined by BACAP to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable.

         Although lease obligations do not constitute general obligations of the municipal issuer to which the government's taxing power is pledged, a lease obligation is ordinarily backed by the government's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a "non-appropriation" lease, a Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure might prove difficult.

         Key Considerations and Risks: There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different yields while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of municipal securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by that Fund. BACAP will consider such an event in determining whether a Fund should continue to hold the obligation.

         The payment of principal and interest on most securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. Each state, each of their political subdivisions, municipalities, and public authorities, as well as the District of Columbia, Puerto Rico, Guam, and the Virgin Islands, are a separate "issuer." An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

         There are particular considerations and risks relevant to investing in a portfolio of a single state's municipal securities, such as the greater risk of the concentration of a Funds versus the greater relative safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of a state's issues with those of more diversified portfolios, including other states' issues, before making an investment decision.

         OTHER INVESTMENT COMPANIES

         In seeking to attain their investment objectives, certain Funds may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, its rules and regulations and any exemptive orders obtained by the Funds from the SEC. See also "Investment Policies and Limitations--Exemptive Orders."

         The 1940 Act generally requires that each Fund limit its investments in another investment company or series thereof so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (c) not more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by the Fund or by the company as a whole.

         Each Fund has obtained permission from the SEC (via an exemptive order) to purchase shares of other mutual funds in the Nations Funds Family. The SEC order is subject to certain conditions, including that a Board, before approving an advisory contract (including the advisory fee) applicable to a Fund, will find that the advisory fees applicable to the Fund relying on the order are for services in addition to, rather than duplicative of, services provided pursuant to the "investee" Fund's advisory contract.

         Each Fund also has obtained separate permission from the SEC (via exemptive order) to purchase shares of Money Market Funds. To seek to achieve a return on uninvested cash or for other reasons, investing Funds may invest up to 25% of their assets in any Money Market Fund. These investments are generally on a short-term basis. BACAP and its affiliates are entitled to receive fees from the Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. One condition of the SEC order is that a Money Market Fund may not acquire securities of any other investment company in excess of the limits stated in the second paragraph (above) of this section.

         Key Considerations and Risks: There are certain advantages for a Fund to be able invest in shares of other investment companies; for example, it may allow a Fund to gain exposure to a type of security. It also may facilitate a Fund being fully invested. However, there may be certain disadvantages; for example, it may cost more in terms of fees. That is to say, a shareholder may be charged fees not only on the Fund shares he holds directly, but also on the mutual fund shares that his Fund purchases. Whether any anticipated return from such an investment will outweigh the costs of purchasing such mutual fund shares when deciding to invest will be considered by the Funds.

         PASS THROUGH SECURITIES (PARTICIPATION INTERESTS AND COMPANY RECEIPTS)

         A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund may purchase modified pass-through GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

         FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates and guaranteed mortgage certificates. Participation certificates resemble GNMA Certificates in that the participation certificates represent a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on the participation certificates and the full return of principal. Guaranteed mortgage certificates also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

         FNMA issues guaranteed mortgage pass-through certificates. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by the FNMA as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

         Key Considerations and Risks: Except for guaranteed mortgage certificates, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the securities holders, such as the Funds, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. Estimated prepayment rates will be a factor considered in calculating the average weighted maturity of a Fund which owns these securities. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

         PREFERRED STOCK

         Preferred stock are units of ownership of a public corporation that pay dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. A passed dividend on noncumulative preferred stock is generally gone forever. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed-income bond.

         Auction preferred stock ("APS") is a type of adjustable-rate preferred stock whose dividend is determined every seven weeks in a dutch auction process by corporate bidders. Shares are typically bought and sold at face values ranging from $100,000 to $500,000 per share. Auction preferred stock is sometimes known by the proprietary name given by the relevant broker, e.g., Merril Lynch's AMPS (auction market preferred stock), Salomon Smith Barney's DARTS or First Boston's STARS. Benefits of APS include:

         - reduced interest rate risk--Because these securities generally reset within a short period of time, the exposure to interest rate risk is somewhat mitigated.

         - preservation of principal--The frequency of the dividend reset provisions makes APS an attractive cash management instrument. The auction reset mechanism generally assures that the shares will trade at par on the auction date. For those that reset frequently the share price is not expected to fluctuate from par, however the reset rate will reflect factors such as market conditions, demand and supply for a particular credit confidence in the issuer.

         - credit quality--most corporate APS carry an investment grade credit rating from both Moody's and S&P, municipal APS typically carry the highest credit rating from both Moody's and S&P (Aaa/AAA). This is primarily because the issuers of municipal APS are required under the 1940 Act, to maintain at least 300% asset coverage for senior securities.

Key Considerations and Risks: In addition to reinvestment risk if interest rates trend lower, some specific risks with regard to APS include:

         - failed auction--Such a breakdown of the auction process is unlikely; however, in the event that the process fails, the rate is reset at the maximum applicable rate, which is usually described in the prospectus and is typically influenced by the issuer's credit rating. In a failed auction, current shareholders are generally unable to sell some, or all, of the shares when the auction is completed. Typically, the liquidity for APS that have experienced a failed auction becomes very limited. If a failed auction were to occur, the shareholder may hold his or her shares until the next auction. Should there not be subsequent auctions that 'unfail' the process, the shareholder may: 1) hold the APS in anticipation of a refinancing by the issuer that would cause the APS to be called, or 2) hold securities either indefinitely or in anticipation of the development of a secondary market.

         - early call risk--Although unlikely, the preferred shares are redeemable at any time, at the issuers option, at par plus accrued dividends.

         Also see Key Considerations and Risks under "Descriptions of Permissible Investments--Common Stock" and "Descriptions of Permissible Investments--Convertible Securities," many of which are applicable to a preferred stock investment.

         PRIVATE PLACEMENT SECURITIES AND OTHER RESTRICTED SECURITIES

         Although many securities are offered publicly, some are offered privately only to certain qualified investors. Private placements may often offer attractive opportunities for investment not otherwise available on the open market. However, the securities so purchased are often "restricted," i.e., they cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

         Generally speaking, private placements may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

         Private placements may be considered illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that has been determined to be liquid under procedures approved by the Board). Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions.

         Key Considerations and Risks: Private placements are generally subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value due to the absence of a trading market.

         Unlike public offerings, restricted securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

         REITs AND MASTER LIMITED PARTNERSHIPS

         A real estate investment trust, or REIT, is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders.

         Partnership units of real estate and other types of companies are sometimes organized as master limited partnerships in which ownership interests are publicly traded. Master limited partnerships often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a master limited partnership is operated under the supervision of one or more managing general partners. Limited partners (like a Fund that invests in a master limited partnership) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.

         Key Considerations and Risks: REITs may be affected by changes in the value of the underlying property owned or financed by the REIT; Mortgage REITs also may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skills and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for preferential treatment under the Code.

         The real estate industry is particularly sensitive to economic downturns. The value of securities of issuers in the real estate industry is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding, extended vacancies of properties, and the issuer's management skill. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT. Mortgage REITs are subject to the risk that mortgagors may not meet their payment obligations. Each investment also has its unique interest rate and payment priority characteristics. In addition, REITs are subject to unique tax requirements which, if not met, could adversely affect dividend payments. Also, in the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. Finally, recent changes in federal income tax law reducing the taxation of dividends from certain domestic and foreign corporations generally do not apply to ordinary dividends from a REIT.

         The risks of investing in a master limited partnership are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in a master limited partnership than investors in a corporation. Additional risks involved with investing in a master limited partnership are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

         REPURCHASE AGREEMENTS

         A repurchase agreement is a money market instrument that is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). Repurchase agreements may be viewed, in effect, as loans made by a Fund which are collateralized by the securities subject to repurchase. Typically, the Funds will enter into repurchase agreements only with commercial banks and registered broker/dealers and only with respect to the highest quality securities, such as U.S. Government obligations. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest. See "Descriptions of Permissible Investments--Money Market Instruments."

         Key Considerations and Risks: Repurchase Agreements are generally subject to counterparty risks, which is the risk that the counterparty to the agreement could default on the agreement. If a seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement, including interest. In addition, if the seller becomes involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if, for example, the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller or its assigns.

         Pursuant to an exemptive order issued by the SEC, the Funds may "combine" uninvested cash balances into a joint account, which may be invested in one or more repurchase agreements.

         REVERSE REPURCHASE AGREEMENTS

         A reverse repurchase agreement is a contract under which a Fund sells a security for cash for a relatively short period (usually not more than one week) subject to the obligation of the Fund to repurchase such security at a fixed time and price (representing the seller's cost plus interest). Reverse repurchase agreements may be viewed as borrowings made by a Fund. At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account itself, or with its Custodian, in which it will maintain cash, U.S. Government securities or other liquid assets equal in value to its obligations in respect of reverse repurchase agreements.

         Key Considerations and Risks: Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account. Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Funds' asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when BACAP believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

         SECURITIES LENDING

         For various reasons, including to enhance a Fund's return, a Fund may lend its portfolio securities to broker/dealers and other institutional investors. Loans are typically made pursuant to agreements that require the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Such loans may not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund exceed one-third of the value of the Fund's total assets. A Fund will continue to receive interest on the loaned securities while simultaneously earning interest on the investment of the collateral. However, a Fund will normally pay lending fees to such broker/dealers and related expenses from the interest earned on invested collateral.

         The Money Market Funds do not engage in securities lending.

         Key Considerations and Risks: Securities lending transactions are generally subject to counterparty risks, which is the risk that the counterparty to the transaction could default. In other words, the risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, loans are made only to borrowers deemed to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks.

         SHORT SALES

         Selling a security short is the sale of a security or commodity futures contract not owned by the seller. The technique is used to take advantage of an anticipated decline in the price or to protect a profit in a long-term position. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. Until the Fund closes its short position or replaces the borrowed security, the Fund will cover its position with an offsetting position or maintain a segregated account containing cash or liquid instruments at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short.

         A Fund will sometimes make short sales of securities when the Fund owns an equal amount of such securities as those securities sold short. This is a technique known as selling short "against the box."

         Key Considerations and Risks: The successful use by the Funds of short sales will be subject to the ability of BACAP to correctly predict movements in the directions of the relevant market. The Funds therefore bear the risk that BACAP will incorrectly predict future price directions. In addition, if a Fund sells a security short, and that security's price goes up, the Fund will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position). It may be unable to do so and thus its position may be not be closed out. There can be no assurance that the Fund will not incur significant losses in such a case.

         Selling securities short "against the box" entails many of the same risks and considerations described above. However, when a Fund sells short "against the box" it typically limits the amount of securities that the Fund has leveraged.

         STRIPPED SECURITIES

         Stripped securities are derivatives. See generally "Descriptions of Permissible Investments--Derivatives." They are securities where an instrument's coupon (or interest ) is separated from its corpus (or principal) and then are re-sold separately, usually as zero-coupon bonds. Because stripped securities are typically products of brokerage houses and the U.S. Government, there are many different types and variations. For example, separately traded interest and principal securities, or STRIPS, are component parts of a U.S. Treasury security where the principal and interest components are traded independently through the Federal Book-Entry System. Stripped mortgage-backed securities , or SMBS, are also issued by the U.S. Government or an agency. TIGERS are Treasury securities stripped by brokers. See also "Descriptions of Permissible Investments--Zero-Coupon Securities."

         BACAP will only purchase stripped securities for Money Market Funds where the securities have a remaining maturity of 397 days or less; therefore, the Money Market Funds may only purchase the interest component parts of U.S. Treasury securities.

         Key Considerations and Risks: If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recover its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recovered. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Trust's Board if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's per share net asset value.

         SWAP CONTRACTS

         Swap agreements are derivative instruments. See generally "Descriptions of Permissible Investments--Derivatives." They can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names and include interest rate, index, credit, credit default, equity and currency exchange rate swap agreements. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options.

         Key Considerations and Risks: Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. Additionally, whether a Fund's use of swap contracts will be successful in furthering its investment objective will depend on BACAP's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. However, a Fund will closely monitor the credit of a swap contract counterparty in order to minimize this risk. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

         BACAP does not believe that a Fund's obligations under swap contracts are senior securities and, accordingly, a Fund will not treat them as being subject to its borrowing restrictions.

         U.S. GOVERNMENT OBLIGATIONS

         U.S. Government obligations are money market instruments. They include securities that are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, or by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and the U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and FNMA.

         Because of their relative liquidity and high credit quality, U.S. Government obligations are often purchased by the Money Market Funds, and can in some instances, such as for Treasury Reserves, comprise almost all of their portfolios.

         Key Considerations and Risks: In the case of those U.S. Government obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

         VARIABLE- AND FLOATING-RATE INSTRUMENTS

         These types of securities have variable- or floating-rates of interest and, under certain limited circumstances, may have varying principal amounts. Unlike a fixed interest rate, a variable or floating interest rate is one that rises and falls based on the movement of an underlying index of interest rates. For example, many credit cards charge variable interest rates, based on a specific spread over the prime rate. Most home equity loans charge variable rates tied to the prime rate.

         Variable- and floating-rate instruments pay interest at rates that are adjusted periodically according to a specified formula; for example, some adjust daily and some adjust every six months. The variable- or floating-rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

         Key Considerations and Risks: In order to most effectively use these investments, BACAP must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If BACAP incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable- or floating-rate obligations.

         WARRANTS AND RIGHTS

         A warrant is a type of security, usually issued together with a bond or preferred stock, that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common stock, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. A warrant is usually issued as a sweetener, to enhance the marketability of the accompanying fixed-income securities. Warrants are freely transferable and are traded on major exchanges. The prices of warrants do not necessarily correlate with the prices of the underlying securities and are, therefore, generally considered speculative investments.

         Key Considerations and Risks: The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration, if any. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

         WHEN-ISSUED PURCHASES, DELAYED DELIVERY AND FORWARD COMMITMENTS

         A Fund may agree to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities. These types of securities are those where the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. When a Fund engages in these transactions, the Fund itself or its Custodian will segregate liquid assets equal to the amount of the commitment.

         A Fund will make commitments to purchase securities on a when-issued or delayed delivery basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

         The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the net asset value of a Fund starting on the date the Fund agrees to purchase the securities. The Fund does not earn dividends on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

         Risks and Other Considerations: Investment in securities on a when-issued or delayed delivery basis may increase the Fund's exposure to market fluctuation and may increase the possibility that the Fund's shareholders will suffer adverse federal income tax consequences if the Fund must engage in portfolio transactions in order to honor a when-issued or delayed delivery commitment. In a delayed delivery transaction, the Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous. The Fund will employ techniques designed to reduce such risks. If the Fund purchases a when-issued security, the Fund itself, or its Custodian, will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. To the extent that liquid assets are segregated, they will not be available for new investments or to meet redemptions. Securities purchased on a delayed delivery basis may require a similar segregation of liquid assets.

         In delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but a Fund would not pay for such securities or start earning interest on them until they are delivered. However, when a Fund purchases securities on such a delayed delivery basis, it immediately assumes the risk of ownership, including the risk of price fluctuation. Failure by a counterparty to deliver a security purchased on a delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending upon market conditions, a Fund's delayed delivery purchase commitments could cause its net asset value to be more volatile, because such securities may increase the amount by which the Fund's total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceed its net assets.

         ZERO-COUPON, PAY-IN-KIND AND STEP-COUPON SECURITIES

         A zero-coupon security is one that makes no periodic interest payments but instead is sold at a deep discount from its face value. There are many different kinds of zero-coupon securities. The most commonly known is the zero-coupon bond, which either may be issued at a deep discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons off a bond and sells the bond of the note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and the zero-coupon issue is marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGER (Treasury Investor Growth Receipt) or STRIPS (Separate Trading of Registered Interest and Principal of Securities). Zero-coupon bonds are also issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the worry about paying federal income tax on imputed interest, since the interest is tax-exempt for federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages also exists; they work on the same principle as zero-coupon bonds--the CD holder or mortgage holder receives face value at maturity, and no payments until then. See "Descriptions of Permissible Investments--Stripped Securities."

         Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

         Step-coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

         In general, owners of zero-coupon, step-coupon and pay-in-kind bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of these bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer, and are not required to act in concert with other holders of such bonds.

         Key Considerations and Risks: Generally, the market prices of zero-coupon, step-coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

         Because zero-coupon securities bear no interest, they are the most volatile of all fixed-income securities. Since zero-coupon bondholders do not receive interest payments, zeros fall more dramatically than bonds paying out interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than full-coupon bonds, because the bonds have locked in a particular rate of reinvestment that becomes more attractive the further rates fall. The greater the number of years that a zero-coupon security has until maturity, the less an investor has to pay for it, and the more leverage is at work for the investor. For example, a bond maturing in 5 years may double, but one maturing in 25 years may increase in value 10 times, depending on the interest rate of the bond.

         OTHER CONSIDERATIONS

         TEMPORARY DEFENSIVE PURPOSES

         Each Fund may hold cash or money market instruments. It may invest in these securities without limit, when BACAP: (i) believes that the market conditions are not favorable for profitable investing, (ii) is unable to locate favorable investment opportunities, or (iii) determines that a temporary defensive positions advisable or necessary in order to meet anticipated redemption requests, or for other reasons.

         When a Fund engages in such strategies, it may not achieve its investment objective.

         PORTFOLIO TURNOVER

         The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." A Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to a Fund's shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

          For each Fund's portfolio turnover rate, see the "Financial Highlights" in the prospectus for that Fund.

                             MANAGEMENT OF THE TRUST

         The business and affairs of the Trust are managed under the direction of the Board. The Board is generally responsible for the overall management and supervision of the business and affairs of the Trust and the Funds, which includes formulating policies for the Funds, approving major service provider contracts (including investment advisory agreements) and authorizing Trust officers to carry out the actions of the Board. A majority of the Trustees are not affiliated with the Adviser or otherwise "interested persons" as defined in the 1940 Act; these Trustees are referred to as Independent Trustees. Although all Trustees are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Trust, the Independent Trustees have particular responsibilities for assuring that the Trust is managed in the best interests of its shareholders, including being charged with certain specific legally mandated duties.

         The Board, including certain of its Committees described below, meet at least quarterly to review, among other things, the business and operations, investment performance and regulatory compliance of the Funds. At least annually, the Board reviews, among other things, the fees paid to: (i) the Adviser and any affiliates, for investment advisory and sub-advisory services and other administrative and shareholder services; and (ii) the Distributor for the distribution and sale of Fund shares.

         THE TRUSTEES AND PRINCIPAL OFFICERS

         The following table provides basic information about the Trustees and principal Officers of the Trust. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 72, provided that any Trustee who was a trustee or director of any of the other Companies in the Nations Funds Family as of February 22, 2001, and who reached the age of 72 no later than the end of that calendar year may continue to serve as a Trustee of the Trust until the end of the calendar year in which such Trustee reaches age 75 and may continue to serve for successive annual periods thereafter upon the vote of a majority of the other Trustees.

         In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("Independent Trustees"), appears separately from the information for the Interested Trustees. The address of each Trustee and principal Officer is: c/o Nations Funds, 101 South Tryon Street, 33rd Floor, Charlotte, NC 28255.

                                                                                 NUMBER OF
                                       TERM OF                                   FUNDS IN
                                      OFFICE AND                                   FUND
                           POSITION    LENGTH OF                                  COMPLEX
                           HELD WITH     TIME       PRINCIPAL OCCUPATION(S)     OVERSEEN BY    OTHER DIRECTORSHIPS HELD BY
NAME AND AGE               THE TRUST    SERVED     DURING THE PAST FIVE YEARS     TRUSTEE                TRUSTEE
                                                   INDEPENDENT TRUSTEES

William P. Carmichael      Trustee    Indefinite  Senior Managing Director       78            Director -- Cobra
Age: 59                    and        term;       -- The Succession Fund (a                    Electronics Corporation
                           Chairman   Trustee     company formed to advise                     (electronic equipment
                           of the     since       and buy family owned                         manufacturer), Rayovac
                           Board      1999,       companies) from 1998                         Corporation (electronics
                                      Chairman    through April 2001.                          and batteries), The Finish
                                      of the                                                   Line (sports footwear and
                                      Board                                                    apparel) and Golden Rule
                                      since 2003                                               Insurance Company; Trustee
                                                                                               - Nations Funds Family (2
                                                                                               other registered
                                                                                               investment companies)

William H. Grigg           Trustee    Indefinite  Retired; Chairman              82            Director -- The Shaw
Age: 70                               term;       Emeritus since December                      Group, Inc., Kuhlman
                                      Trustee     1997 and Chairman and                        Electric Corp.
                                      since 1999  Chief Executive Officer                      (manufacturer of
                                                  through July 1997 - Duke                     transformers), Faison
                                                  Power Co.                                    Enterprises (real estate);
                                                                                               Director and Vice Chairman
                                                                                               - Aegis Insurance
                                                                                               Services, Ltd. (a mutual
                                                                                               fund insurance company in
                                                                                               Bermuda); Board member --
                                                                                               Nations Funds Family (6
                                                                                               other registered
                                                                                               investment companies)

Thomas F. Keller           Trustee    Indefinite  R.J. Reynolds Industries       82            Director -- Wendy's
Age: 71                               term;       Professor of Business                        International, Inc.
                                      Trustee     Administration, Fuqua                        (restaurant operating and
                                      since 1999  School of Business, Duke                     franchising), Dimon, Inc.
                                                  University, since July                       (tobacco) and Biogen, Inc.
                                                  1974; Dean, Fuqua School                     (pharmaceutical
                                                  of Business Europe,                          biotechnology); Board
                                                                                               member - Nations Funds

                                                                                  NUMBER OF
                                       TERM OF                                    FUNDS IN
                                      OFFICE AND                                    FUND
                           POSITION    LENGTH OF                                  COMPLEX
                           HELD WITH     TIME        PRINCIPAL OCCUPATION(S)     OVERSEEN BY   OTHER DIRECTORSHIPS HELD BY
NAME AND AGE               THE TRUST    SERVED     DURING THE PAST FIVE YEARS      TRUSTEE                TRUSTEE
                                                  Duke University, July 1999                   Family (6 other registered
                                                  through June 2001                            investment companies)

Carl E. Mundy, Jr.         Trustee    Indefinite  President and Chief            78            Director - Shering-Plough
Age: 68                               term;       Executive Officer -- USO                     (pharmaceuticals and
                                      Trustee     from May 1996 to May                         health care products),
                                      since 1999  2000; Commandant --                          General Dynamics
                                                  United States Marine                         Corporation (defense
                                                  Corps from July 1991 to                      systems); Trustee -
                                                  July 1995; Member - Board                    Nations Funds Family (2
                                                  of Advisors to the                           other registered
                                                  Comptroller General of                       investment companies)
                                                  the United States;
                                                  Chairman - Board of
                                                  Trustees, Marine Corps
                                                  University Foundation

Dr. Cornelius J. Pings     Trustee    Indefinite  Retired; President -           78            Director - Edelbrock Corp.
Age: 74                               term;       Association of American                      (automotive products),
                                      Trustee     Universities through June                    Farmers Group, Inc.
                                      since 1999  1998                                         (insurance company);
                                                                                               Trustee - Nations Funds
                                                                                               Family (2 other registered
                                                                                               investment companies)

Minor Mickel Shaw          Trustee    Indefinite  President - Micco              78            Chairman and Trustee - The
Age: 55                               term;       Corporation and Mickel                       Daniel-Mickel Foundation
                                      Trustee     Investment Group                             of South Carolina;
                                      since 2003                                               Vice-Chairman and Trustee
                                                                                               - Greenville-Spartanburg
                                                                                               Airport Commission and
                                                                                               Greenville Hospital System
                                                                                               Foundation; Trustee - The
                                                                                               Duke Endowment;  Trustee -
                                                                                               Nations Funds Family (2
                                                                                               other registered
                                                                                               investment companies)

A. Max Walker              Trustee    Indefinite  Independent Financial          82            Board member - Nations
Age: 81                               term;       Consultant                                   Funds Family (6 other
                                      Trustee                                                  registered investment
                                      since 1999                                               companies)

Charles B. Walker          Trustee    Indefinite  Retired                        78            Director -- Ethyl
Age: 64                               term;                                                    Corporation (chemical
                                      Trustee                                                  manufacturing); Trustee -
                                      since 1999                                               Nations Funds Family (2
                                                                                               other registered
                                                                                               investment companies)

                                                  INTERESTED TRUSTEES(1)

Edmund L. Benson, III      Trustee    Indefinite  Director, President and        78            Director -- Insurance
Age: 66                               term;       Treasurer -- Saunders &                      Managers Inc. (insurance),
                                      Trustee     Benson, Inc. (insurance)                     Insurance Managers, Inc.
                                      since 1999                                               (insurance); Trustee -
                                                                                               Nations Funds Family (2
                                                                                               other registered
                                                                                               investment companies)

Robert H. Gordon           Trustee    Indefinite  President - the Trust,         78            Director -- BACAP;
Age: 42                    and Vice   term;       NMIT and NSAT since Oct.                     Co-Chairman of the Board
                           Chairman   Trustee     2002; President - Nations                    -- BACAP; and Trustee -
                           of the     since 2002  Balanced Target Maturity                     Nations Funds Family (2
                           Board                  Fund, Inc., Nations                          other registered
                                                  Government Income Term                       investment companies)
                                                  Trust 2004, Inc., Nations
                                                  Government Income Term
                                                  Trust 2003, Inc. and
                                                  Hatteras Income Securities,
                                                  Inc. since March

                                       TERM OF                                   NUMBER OF
                                       OFFICE                                    FUNDS IN
                                         AND                                       FUND
                           POSITION   LENGTH OF                                   COMPLEX
                           HELD WITH     TIME       PRINCIPAL OCCUPATION(S)     OVERSEEN BY   OTHER DIRECTORSHIPS HELD BY
NAME AND AGE               THE TRUST    SERVED     DURING THE PAST FIVE YEARS     TRUSTEE                TRUSTEE
                                                  1998; President and
                                                  Director - BACAP (or its
                                                  predecessors) since
                                                  February 1998;  President
                                                  since March 2002 and
                                                  Co-Chairman of the Board
                                                  since January 2000 -
                                                  BACAP; Senior
                                                  Vice-President -- BACAP
                                                  (or its predecessors)
                                                  1995-February 1998;
                                                  Senior Vice President -
                                                  Bank of America since
                                                  1993.

James B. Sommers           Trustee    Indefinite  Retired                        78            Chairman - Central
Age: 64                               term;                                                    Piedmont Community College
                                      Trustee                                                  Foundation, Board of
                                      since 1999                                               Commissioners,
                                                                                               Charlotte/Mecklenberg
                                                                                               Hospital Authority;
                                                                                               Director - Carolina Pad &
                                                                                               Paper Co.;  Trustee,
                                                                                               Central Piedmont Community
                                                                                               College, Mint Museum of
                                                                                               Art; Trustee, Nations
                                                                                               Funds Family (2 other
                                                                                               registered investment
                                                                                               companies)

Thomas S. Word, Jr.        Trustee    Indefinite  Partner -- McGuire,            78            Director - Vaughan-Bassett
Age: 65                               term;       Woods, LLP (law firm)                        Furniture Company, Inc.
                                      Trustee                                                  (furniture), Bassett
                                      since 1999                                               Mirror Company Inc. (glass
                                                                                               furniture); Trustee,
                                                                                               Nations Funds Family (2
                                                                                               other registered
                                                                                               investment companies)

                                                  PRINCIPAL OFFICERS

Robert H. Gordon           President  Indefinite  President of the Trust,        n/a           n/a
Age: 42                               term;       NMIT and NSAT since Oct.
                                      President   2002; President of
                                      since 2002  Nations Balanced Target

                                                  Maturity Fund, Inc.,
                                                  Nations Government Income
                                                  Term Trust 2004, Inc.,
                                                  Nations Government Income
                                                  Term Trust 2003, Inc. and
                                                  Hatteras Income
                                                  Securities, Inc. since
                                                  March 1998; President and
                                                  Director, BACAP (or its
                                                  predecessors) since
                                                  February 1998; President,
                                                  BACAP since March 2002
                                                  and Co-Chairman of the
                                                  Board, since January
                                                  2000; Senior
                                                  Vice-President, BACAP (or
                                                  its predecessors)
                                                  1995-February 1998;
                                                  Senior Vice President,
                                                  Bank of America since
                                                  1993.

Edward D. Bedard           Chief      Indefinite  Chief Financial Officer        n/a           n/a
Age: 45                    Financial  term;       of the Trust, NMIT and
                           Officer    Treasurer   NSAT since Jan. 2003;
                                      since 2003  Treasurer of the Trust,
                                                  NMIT and NSAT since Oct.
                                                  2002; Chief Financial
                                                  Officer of Nations
                                                  Balanced Target Maturity
                                                  Fund, Inc., Nations
                                                  Government Income Term
                                                  Trust 2004, Inc., Nations
                                                  Government Income

                                       TERM OF                                   NUMBER OF
                                       OFFICE                                    FUNDS IN
                                         AND                                       FUND
                           POSITION    LENGTH OF                                  COMPLEX
                           HELD WITH     TIME      PRINCIPAL OCCUPATION(S)      OVERSEEN BY    OTHER DIRECTORSHIPS HELD BY
NAME AND AGE               THE TRUST    SERVED    DURING THE PAST FIVE YEARS      TRUSTEE                 TRUSTEE
                                                  Term Trust 2003, Inc. and
                                                  Hatteras Income
                                                  Securities, Inc. since
                                                  March 1998; Director,
                                                  BACAP (or its
                                                  predecessors) since 1997;
                                                  Senior Vice President and
                                                  Chief Operating Officer,
                                                  BACAP since 1996; and
                                                  Chief Administrative
                                                  Officer and Treasurer,
                                                  BACAP since January 2000.

Gerald Murphy              Treasurer  Indefinite  Treasurer of the Trust,        n/a           n/a
Age: 43                               term;       NMIT and NSAT since Jan.
                                      Treasurer   2003; Treasurer of
                                      since 2003  Nations Balanced Target
                                                  Maturity Fund, Inc.,
                                                  Nations Government Income
                                                  Term Trust 2004, Inc.,
                                                  Nations Government Income
                                                  Term Trust 2003, Inc. and
                                                  Hatteras Income
                                                  Securities, Inc. since
                                                  1999; Senior Vice
                                                  President, BACAP (or its
                                                  predecessors) since 1998;
                                                  Vice President, Citibank
                                                  1997-December 1998.

Robert B. Carroll          Secretary  Indefinite  Secretary of the Trust,        n/a           n/a
Age: 43                               term;       NMIT and NSAT since Jan.
                                      Secretary   2003; Secretary of
                                      since 2003  Nations Balanced Target
                                                  Maturity Fund, Inc.
                                                  Nations Government Income
                                                  Term Trust 2003, Inc.,
                                                  Nations Government Income
                                                  Term Trust 2004, Inc. and
                                                  Hatteras Income
                                                  Securities, Inc. since
                                                  1997; Associate General
                                                  Counsel, Bank of America
                                                  Corporation since 1999;
                                                  Assistant General
                                                  Counsel, Bank of America
                                                  Corporation 1996-1999.

----------------

(1) Basis of Interestedness. Mr. Benson's step-son is an employee of Bank of America, the parent of BACAP. Mr. Sommers owns securities of Bank of America Corporation, the parent holding company of BACAP. Mr. Word is affiliated with a law firm which provides services to Bank of America and certain of its affiliates.

         BOARD COMMITTEES

         The Trust has an Audit Committee, Governance Committee and Investment Committee. The Audit Committee is responsible for: 1) overseeing the Funds' accounting and financial reporting processes and practices, its internal controls and, as appropriate, the internal controls of key service providers; 2) approving, and recommending to the full Board of Trustees for its approval in accordance with applicable law, the selection and appointment of an independent auditor for each Fund prior to the engagement of such independent auditor; 3) pre-approval of all permissible non-audit services provided to each Fund by its independent auditor, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, 4) pre-approval of all non-audit services provided by a Fund's independent auditor to the Fund's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; 5) attempting to identify, through reports from the auditor and discussions with management: conflicts of interest between management and the independent auditor as a result of employment relationships; the provision of prohibited non-audit services to a Fund by its independent auditor; violations of audit partner rotation requirements; and prohibited independent auditor compensation arrangements whereby individual auditors are compensated based on selling non-audit services to the Fund; 6) ensuring that the independent auditors submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the independent auditors and the Fund; and engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; 7) meeting with the Fund's independent auditors and management, including private meetings, as appropriate; 8) reviewing the fees charged by the independent auditors for audit and non-audit services; 9) serving as a "qualified legal compliance committee" (as such term is defined in 17 CFR Part 205); 10) reporting its activities to the full Board on a regular basis and to make such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate. The members of the Audit Committee are: Dr. Thomas Keller (Chair), Dr. Cornelius Pings and Charles B. Walker. The Audit Committee members are not "interested" persons (as defined in the 1940 Act).

         The primary responsibilities of the Governance Committee are, as set forth in its charter, to make recommendations to the Board on issues related to the Independent Trustees and the composition and operation of the Board, and communicate with management on those issues. The Governance Committee also evaluates and nominates Trustee candidates. The members of the Governance Committees are: William H. Grigg (Chair), William P. Carmichael, Carl
E. Mundy, Jr. and Minor M. Shaw. The Governance Committee members are not "interested" persons (as defined in the 1940 Act). The Governance Committee generally does not consider unsolicited nominations to the Board.

         The primary responsibilities of the Investment Committee are, as set forth in its charter, to assist the Board in carrying out its oversight responsibilities in specific areas of investment management, both by acting as liaison between the full Board and the Adviser on investment matters, and by acting on behalf of the Board, on an interim basis, on investment issues in non-recurring or extraordinary circumstances when it is impractical to convene a meeting of the full Board. In carrying out these general responsibilities, the Investment Committee assists the Board in connection with issues relating to: the investment policies and procedures adopted for the Funds; appropriate performance benchmarks and other comparative issues; portfolio management staffing and other personnel issues of the Adviser; investment related compliance issues; possible exemptive applications or other relief necessary or appropriate with respect to investment matters; and other investment related matters referred from time to time to the Committee by the full Board. The Committee reports its activities to the full Board on a regular basis and are responsible for making such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate. The members of the Investment Committees are: William P. Carmichael (Chair), Edmund L. Benson III, James B. Sommers and Thomas S. Word, Jr.

         BOARD COMPENSATION

         Trustees are compensated for their services to the Nations Funds Family on a complex-wide basis, and not on a per registered investment company or per fund basis, as follows:

----------------------------------------------------------------------------------------------------
TRUSTEE                                 ANNUAL RETAINER:  $75,000
                                        BOARD CHAIRMAN:  Additional 25% of the base annual
                                        retainer.
                                        TERMS:  Payable in quarterly installments.  Payable pro
                                        rata for partial calendar year service.  Allocated across
                                        multiple registrants.
                                        MEETING FEES:  $7,000 per meeting for in-person meetings
                                        (up to six meetings per calendar year) and $1,000 for
                                        telephone meetings.  Allocated across multiple registrants convened at meetings.
----------------------------------------------------------------------------------------------------
AUDIT COMMITTEE MEMBER                  CHAIRMAN:  Additional 10% of the combined base retainer
                                        and all meeting fees as Trustee.
                                        MEETING FEES:  $1,000 per meeting if not held within one
                                        calendar day before or after regularly scheduled Board
                                        meetings.  Allocated across multiple registrants convened
                                        at meetings.
----------------------------------------------------------------------------------------------------
GOVERNANCE COMMITTEE MEMBER             CHAIRMAN:  Additional 10% of the combined retainer and all meeting fees as Trustee.
                                        MEETING FEES:  $1,000 per meeting if not held within one
                                        calendar day before or after regularly scheduled Board
                                        meetings.  Allocated across multiple registrants convened
                                        at meetings.
----------------------------------------------------------------------------------------------------
INVESTMENT COMMITTEE MEMBER             CHAIRMAN:  Additional 10% of the combined retainer and all meeting fees as Trustee.
                                        MEETING FEES:  $1,000 per meeting if not held within one
                                        calendar day before or after regularly scheduled Board
                                        meetings.  Allocated across multiple registrants convened
                                        at meetings.

           COMPENSATION TABLE FOR THE FISCAL YEAR ENDED MARCH 31, 2003

                                                      Pension or            Estimated        Total Compensation
                                 Aggregate        Retirement Benefits         Annual          from the Nations
                               Compensation       Accrued as Part of       Benefits Upon     Funds Complex Paid
Name of Trustee              from the Trust(1)      Fund Expenses           Retirement        to Directors(2)(3)
----------------------------------------------------------------------------------------------------------------
                                                  INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------
William P. Carmichael              1,248                  --                    --                119,431
----------------------------------------------------------------------------------------------------------------
William H. Grigg                   1,186                  --                    --                140,800
----------------------------------------------------------------------------------------------------------------
Thomas F. Keller                   1,104                  --                    --                138,100
----------------------------------------------------------------------------------------------------------------
Carl E. Mundy                      1,078                  --                    --                112,000
----------------------------------------------------------------------------------------------------------------
Minor Mickel Shaw                      0                  --                    --                      0
----------------------------------------------------------------------------------------------------------------
Cornelius J. Pings                 1,003                  --                    --                111,000
----------------------------------------------------------------------------------------------------------------
A. Max Walker                      1,254                  --                    --                159,250
----------------------------------------------------------------------------------------------------------------
Charles B. Walker                  1,003                  --                    --                111,000
----------------------------------------------------------------------------------------------------------------
                                                  INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------
Edmund L. Benson, III              1,003                  --                    --                111,000
----------------------------------------------------------------------------------------------------------------
Robert H. Gordon                      --                  --                    --                     --
----------------------------------------------------------------------------------------------------------------
James B. Sommers                   1,003                  --                    --                111,000
----------------------------------------------------------------------------------------------------------------
Thomas S. Word, Jr.                1,003                  --                    --                111,000

         ------------------------

         (1)All Trustees receive reasonable reimbursements for expenses related to their attendance at meetings of the Board. Except to the extent that William
P. Carmichael, as Chairman of the Board, can be deemed to be an officer of the Trust, no officer of the Trust receives direct remuneration from the Trust for serving in such capacities.

         (2) Messrs. Grigg, Keller and A.M. Walker currently receive compensation from 7 investment companies that are deemed to be part of the Nations Funds "fund complex," as that term is defined under Item 13 of Form N-1A. Messrs. Benson, Carmichael, C. Walker, Sommers, Mundy and Word currently receive compensation from 3 investment companies deemed to be part of the Nations Funds complex.

         (3) Total compensation amounts include deferred compensation payable to or accrued for the following Trustees: Edmund L. Benson, III $52,373; William P. Carmichael $108,733; Thomas F. Keller $115,219; James B. Sommers $10,475; and Thomas S. Word, Jr. $104,746.

         RETIREMENT PLAN

         On November 29, 2001, the Board approved the termination of the Nations Funds Retirement Plan effective January 1, 2002. The eligible Trustees had the option of a rollover into the Nations Funds Deferred Compensation Plan on January 1, 2002 or to take a lump sum distribution, including interest, on January 1, 2003. The estimated annual benefits upon retirement stated above reflect the five year payout period, but will be paid out in a lump sum as the options state above.

         Under the terms of the Nations Funds Retirement Plan, which although now terminated was in effect through December 31, 2001, each eligible Trustee may be entitled to certain benefits upon retirement from the board of one or more of the Funds in the Nations Funds Fund Complex. Pursuant to the Retirement Plan, the normal retirement date is the date on which an eligible director has attained age 65 and has completed at least five years of continuous service with one or more of the Funds. If a director retires before reaching age 65, no benefits are payable. Each eligible director is entitled to receive an annual benefit from the Funds equal to 5% of the aggregate directors' fees payable by the Funds during the calendar year in which such director's retirement occurs multiplied by the number of years of service (not in excess of ten years of service) completed with respect to any of the Funds. Such benefit is payable to each eligible director in quarterly installments for a period of no more than five years. If an eligible director dies after attaining age 65, such director's surviving spouse (if any) will be entitled to receive 50% of the benefits that would have been paid (or would have continued to have been paid) to the director if he had not died. The Retirement Plan is unfunded. The benefits owed to each director are unsecured and subject to the general creditors of the Funds.

         NATIONS FUNDS DEFERRED COMPENSATION PLAN

         Under the terms of the Nations Funds Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan"), each Trustee may elect, on an annual basis, to defer all or any portion of the annual board fees (including the annual retainer and all attendance fees) payable to the Trustee for that calendar year. An application was submitted to and approved by the SEC to permit deferring Trustees to elect to tie the rate of return on fees deferred pursuant to the Deferred Compensation Plan to one or more of certain investment portfolios of certain Funds. Distributions from the deferring Trustees' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five years beginning on the first day of the first calendar quarter following the later of the quarter in which the Trustee attains age 65 or the quarter in which the Trustee terminates service as Trustee of the Funds. The Board, in its sole discretion, may accelerate or extend such payments after a Trustee's termination of service. If a deferring Trustee dies prior to the commencement of the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a lump sum as soon as practicable after the Trustee's death. If a deferring Trustee dies after the commencement of such distribution, but prior to the complete distribution of his deferral account, the balance of the amounts credited to his deferral account will be distributed to his designated beneficiary over the remaining period during which such amounts were distributable to the Trustee. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way and deferring Trustees have the status of unsecured creditors of the Trust.

         BENEFICIAL EQUITY OWNERSHIP INFORMATION

         As of the date of this SAI, Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust.

         The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D =
$50,001-$100,000; and E = over $100,000.

               Beneficial Equity Ownership in Nations Funds Family
                      Calendar Year Ended December 31, 2002

                                                                                AGGREGATE DOLLAR RANGE OF EQUITY
TRUSTEE                       DOLLAR RANGE OF EQUITY SECURITIES OF A FUND      SECURITIES OF NATIONS FUNDS FAMILY
-----------------------------------------------------------------------------------------------------------------
                                             INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------
William P. Carmichael         All Funds - A                                                    E

-----------------------------------------------------------------------------------------------------------------
William H. Grigg              All Funds - A                                                    E

-----------------------------------------------------------------------------------------------------------------
Thomas F. Keller              All Funds - A                                                    E

-----------------------------------------------------------------------------------------------------------------
Carl E. Mundy                 All Funds - A                                                    E

-----------------------------------------------------------------------------------------------------------------
Cornelius J. Pings            All Funds - A                                                    E

-----------------------------------------------------------------------------------------------------------------
A. Max Walker                 All Funds - A                                                    E

-----------------------------------------------------------------------------------------------------------------
Charles B. Walker             All Funds - A                                                    A

-----------------------------------------------------------------------------------------------------------------
                                             INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------
Edmund L. Benson, III         All Funds - A                                                    E

-----------------------------------------------------------------------------------------------------------------
Robert H. Gordon              All Funds--A                                                      E

-----------------------------------------------------------------------------------------------------------------
James B. Sommers              All Funds - A                                                    E

-----------------------------------------------------------------------------------------------------------------
Thomas S. Word, Jr.           All Funds - A                                                    E

         OWNERSHIP OF SECURITIES OF ADVISER, DISTRIBUTOR, OR RELATED ENTITIES

         None of the Independent Trustees and/or their immediate family members own securities of BACAP, the distributor, or any entity controlling, controlled by, or under common control with BACAP or the distributor.

         DISCLOSURE OF OTHER TRANSACTIONS INVOLVING TRUSTEES

         Mr. Grigg has an individual retirement account and two revocable trust brokerage accounts maintained at Bank of America and for which Bank of America serves as trustee. Mr. Grigg also maintains a brokerage account at Bank of America with a value of approximately $600,000.

         Mr. Keller has opened a line of credit with Bank of America, the maximum amount under which is $100,000. Mr. Keller also maintains a brokerage account at Bank of America with at value of approximately $50,000.

         Mr. Word maintains an individual retirement account, managed on a discretionary basis, by Bank of America valued in excess of $300,000.

         APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

         Under Section 15(c) of the Investment Company Act of 1940, the Board is generally required to approve annually the Advisory Agreements for the Funds. At each quarterly meeting, the Board reviews, among other information, performance data and information about the nature and quality of services provided by the Advisers. Then, at least annually, the Board is provided with additional quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreements. This information includes comparative fee information, profitability information, performance data, a description of the investment approach and style, experience and management resources of the Advisers and information about the financial condition of the Advisers.

         In approving the Advisory Agreements, the Board reviewed detailed statistical information regarding the performance and expenses of the Funds and was provided with a description of the methodology used to prepare this information. For comparative purposes, the Board reviewed performance information for a group of funds that was similar to each Fund ("Peer Group"), the relevant universe of funds provided by Lipper Inc., an independent provider of investment company data (the "Lipper Universe"), and an appropriate broad-based market index. The Board also reviewed data relating to the volatility of each Fund as compared to its total return. The Board also reviewed, for each Fund as compared to its Peer Group and Lipper Universe, the:
(i) combined advisory and administration fees both before and after fee waivers and/or expense reimbursements; (ii) actual expense ratios; (iii) maximum contractual advisory fees permitted under the Advisory Agreement (excluding fee waivers and/or expense reimbursements); and (iv) data showing the impact of breakpoints on contractual advisory fees as assets increase, noting that only one Fund currently utilizes a breakpoint structure.

         During its review, the Board considered the advisory and other fees paid by the Funds to BACAP and BA Advisors (the previous primary investment adviser to the Funds, together with BACAP the "Primary Adviser") for advisory and other services it provides to the Funds, as well as fees paid by the Primary Adviser to the other Advisers for services they provide to the Funds. The Board also reviewed information pertaining to the fee structure for each Fund and considered whether alternative fee structures (such as breakpoint fee structures or performance-based fees) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that might accrue from increases in a Fund's asset levels.

         The Board reviewed the fee waiver and/or expense reimbursement arrangements currently in place for most of the Funds. Specifically, the Board received a report showing the impact of such waivers and/or reimbursements, and considered what the expense ratios of the Funds would be absent the waivers and/or reimbursements. The Board reviewed the Funds that currently do not have fee waiver and/or expense reimbursement arrangements, and considered whether waivers and/or reimbursements would be appropriate for such Funds given their current fees and expenses as compared to their Peer Groups and Lipper Universes. Additionally, the Boards were provided with information about fees charged by the Advisers to other similar clients or accounts.

         The Board considered "fall-out" or ancillary benefits received by each Adviser and its affiliates as a result of its relationship with the Funds. Such benefits could include, among others, benefits attributable to an Adviser's relationship with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in an Adviser's business as a result of its relationship with the Funds (such as the ability to market to shareholders other financial products offered by the Adviser).

         Each Adviser's most recent Form ADV was made available to the Board. The Board analyzed each Adviser's background and the scope and nature of the services that it provides to the Funds. Among other things, the Board reviewed the investment experience of each Adviser. The Board was advised that the Primary Adviser has established an investment program for each Fund and either makes, or supervises and evaluates the various sub-advisers who make, the day-to-day investment decisions for the Funds. The Board was further advised that, for sub-advised Funds, the Primary Adviser has expertise in hiring and overseeing the activities of sub-advisers in the various asset classes and, where relevant, the ability to oversee multiple sub-advisers with different investment approaches and styles. The Board also was advised that the Primary Adviser's responsibilities include monitoring of each Fund's compliance with federal securities laws and regulations. The Board reviewed the Advisers' compliance procedures, including the Advisers' policies relating to their respective Codes of Ethics and the Advisers' policies on personal trading, internal compliance procedures relating to the Funds' portfolio investments and operations, the process for monitoring and evaluating third-party services, maintenance of books and records of the Funds and the Advisers. The Board also received and reviewed information on all SEC and other regulatory inquiries or audits of the Advisers. The Board also considered the background and experience of the senior management of each Adviser and the expertise of, and amount of attention given to the Funds by, investment analysts and both junior and senior investment personnel of each Adviser.

         Before approving the Advisory Agreements, the Board reviewed a detailed profitability analysis of the Primary Adviser based on the fees payable under the Advisory Agreements, including any fee waivers or fee caps, as well as other relationships between the Funds on the one hand and the Primary Adviser and its affiliates on the other. The Board also received profitability information for the other Advisers as applicable for each Fund. In approving BACAP as the Primary Adviser to the Funds, the Board considered the fact that most Funds would be transitioning from a two-tiered advisory structure with BA Advisors serving as Primary Adviser and BACAP serving as investment sub-adviser, to a single-tiered structure with only BACAP serving as the Primary Adviser. The Board analyzed each Fund's contractual fees, including investment advisory and sub-advisory fees, administration fees, shareholder servicing fees and Rule 12b-1 distribution fees, as well as the contractual fee caps that are in place for most of the Funds.

         In addition to the above considerations, the Board analyzed certain factors relating specifically to sub-advisers and BACAP for Funds that do not have a sub-adviser (each a "Portfolio Adviser"). For example, the Board considered each Portfolio Adviser's investment approach and style, research capabilities, means for executing portfolio transactions and scope of investment services. The Board analyzed the degree to which each Portfolio Adviser's investment approach and style are suited to the Fund(s) it manages, and received information about the sources of its investment research and analysis. The Board reviewed the qualifications, backgrounds and responsibilities of the individuals primarily responsible for performing investment services for the Funds. The Board also reviewed each Portfolio Adviser's procedures for selecting brokers to execute portfolio transactions for the Funds, including the factors considered in selecting a broker to execute portfolio transactions and any soft dollar arrangements. The Board considered the standards applied and performance achieved in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be achieved by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the existence of quality controls applicable to brokerage allocation procedures. The Board reviewed each Portfolio Adviser's method for allocating portfolio investment opportunities among the Funds and other advisory clients.

         Finally, in evaluating the Advisers, the Board was informed that the Advisers have the size, visibility and resources to attract and retain highly qualified investment professionals, including research, advisory, or marketing personnel. Similarly, the Board reviewed each entity's ability to provide a competitive compensation package, including incentive and retirement plans, to its employees. In addition, the Board reviewed recent and anticipated hirings and departures of key personnel, the Advisers' policies relating to assignment of key personnel to the Funds, and the general nature of the compensation structure applicable key personnel, including portfolio managers.

         Based on the above analysis, the Board, including the Independent Trustees assisted by independent legal counsel, determined that the Advisory Agreements, including the fee levels, were fair and reasonable in light of all relevant circumstances. This determination was based on the factors more fully discussed above, including: (i) the advisory fees paid by the Funds compared to other similar funds; (ii) each Adviser's background and experience; (iii) the quality of services provided by each of the Advisers; and (iv) the level of profits realized by the Advisers from their advisory arrangement with the Funds.

         CODES OF ETHICS

         The Trust, each Adviser and BACAP Distributors have adopted a Code of Ethics which contains policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These Codes of Ethics substantially comply in all material respects with recently amended Rule 17j-1 under the 1940 Act, which among other things provides that the Board must review each Code of Ethics at least annually.

         The Codes of Ethics, among other things, prohibit each access person from purchasing or selling securities when such person knows or should have known that, at the time of the transaction, the security (i) was being considered for purchase or sale by a Fund, or (ii) was being purchased or sold by a Fund. For purposes of the Codes of Ethics, an access person means (i) a director or officer of the Trust, (ii) any employee of the Trust (or any company in a control relationship with the Trust) who, in the course of his/her regular duties, obtains information about, or makes recommendations with respect to, the purchase or sale of securities by the Trust, and (iii) any natural person in a control relationship with the Trust who obtains information concerning recommendations made to the Trust regarding the purchase or sale of securities. Fund managers and other persons who assist in the investment process are subject to additional restrictions, including a requirement that they disgorge to the Trust any profits realized on short-term trading (i.e., the purchase/sale or sale/purchase of securities within any 60-day period). The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the Codes of Ethics generally require access persons, other than Independent Trustees, submit reports to the Trust's designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The Codes of Ethics for the Trust, BACAP and BACAP Distributors are on public file with, and are available from, the SEC.

                      PROXY VOTING POLICIES AND PROCEDURES

         For a copy of the policies and procedures that are used to determine how to vote proxies relating to portfolio securities held by the Funds (except the Money Market Funds), see Appendix C to this SAI. In addition, a description or a copy of the policies and procedures used by each Adviser, on behalf of the Fund(s) it advises, to determine how to vote proxies relating to portfolio securities held by such Fund(s) is also included at Appendix C to the SAI.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of July 5, 2003, the Trustees and Officers of the Trust as a group owned less than 1% of each Fund.

         As of July 5, 2003, the name, address and percentage of ownership of each person who may be deemed to be a principal holder (i.e., owns of record or is known by the Trust to own beneficially 5% or more of a Fund's outstanding shares) is:

                               Ownership                                          Amount of Shares   % of
             Fund                 Type             Address                             Owned         Fund
Corporate Bond Portfolio           B      Bank of America, NA                         703,503        53.19
                                          Attn Funds Accounting (ACI)
                                          TX1-945-08-18
                                          411 North Akard Street
                                          Dallas, TX  75201-3307


                               Ownership                                          Amount of Shares   % of
             Fund                 Type             Address                             Owned         Fund
                                   B      BACAP Distributors, LLC                     473,151        35.78
                                          Attn:  Brian Smith
                                          101 South Tryon Street
                                          Charlotte, NC  28255

Mortgage- and Asset-Backed         B      Bank of America, NA                       1,091,053        82.92
Portfolio                                 Attn Funds Accounting (ACI)
                                          TX1-945-08-18
                                          411 North Akard Street
                                          Dallas, TX  75201-3307

High Income Portfolio                     Bank of America, NA                         154,688        14.42
                                          Attn Funds Accounting (ACI)
                                          TX1-945-08-18
                                          411 North Akard Street
                                          Dallas, TX  75201-3307

                                          BACAP Distributors, LLC                     854,476        79.66
                                          Attn:  Brian Smith
                                          101 South Tryon Street
                                          Charlotte, NC  28255


                     INVESTMENT ADVISORY AND OTHER SERVICES

         INVESTMENT ADVISER

         BACAP is the investment adviser to the Funds.

         BACAP also serves as the investment adviser to the portfolios of Nations Separate Account Trust and Nations Master Investment Trust, registered investment companies that are part of the Nations Funds Family. In addition, BACAP serves as the investment adviser to Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Nations Balanced Target Maturity Fund, Inc., each a closed-end diversified management investment company traded on the NYSE.

         BACAP is a wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. The principal office of BACAP is located at One Bank of America Plaza, Charlotte, N.C. 28255.

         Since 1874, Bank of America and its predecessors have been managing money for foundations, universities, corporations, institutions and individuals. Today, Bank of America affiliates collectively manage in excess of $275 billion, including the more than $148 billion in mutual fund assets. It is a company dedicated to a goal of providing responsible investment management and superior service. Bank of America is recognized for its sound investment approaches, which place it among the nation's foremost financial institutions. Bank of America and its affiliates make available a wide range of financial services to its over 6 million customers through over 1700 banking and investment centers.

         INVESTMENT ADVISORY AGREEMENT

         Pursuant to the terms of the Trust's Investment Advisory Agreement, BACAP, as investment adviser to the Funds, is responsible for the overall management and supervision of the investment management of each Fund. BACAP also selects and manages the respective investments of the Funds. BACAP performs its duties subject at all times to the control of the Board and in conformity with the stated policies of each Fund.

         The Advisory Agreement generally provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of BACAP's obligations or duties thereunder, or any of its respective officers, directors, employees or agents, BACAP shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

         The Advisory Agreement became effective with respect to a Fund after approval by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Advisory Agreement is specifically approved at least annually by the Trust's Board, including its Independent Trustees. The Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by BACAP on 60 days' written notice.

         ADVISORY FEES

         The Funds are only offered through certain wrap fee programs sponsored by Bank of America and certain of its affiliates. Participants in these programs pay asset-based fees for investment services, brokerage services and investment consultation. Out of the fees BACAP received from the wrap accounts, it pays for distribution, administration, transfer agency, custody and other services for each Fund. Accordingly, the Funds do not charge separately charge advisory fees.

         ADMINISTRATOR AND SUB-ADMINISTRATOR

         ADMINISTRATOR

         BACAP serves as Administrator of the Funds. The Funds are only offered through certain wrap fee programs sponsored by Bank of America and certain of its affiliates. Participants in these programs pay asset-based fees for investment services, brokerage services and investment consultation. Out of the fees BACAP received from the wrap accounts, it pays distribution, administration, transfer agency, custody and other services for each Fund. Accordingly, the Funds do not charge separately charge co-administration fees.

         Pursuant to the Administration Agreement, BACAP Distributors has agreed to, among other things, (i) maintain office facilities for the Funds, (ii) furnish statistical and research data, data processing, clerical, and internal executive and administrative services to the Trust, (iii) furnish corporate secretarial services to the Trust, including coordinating the preparation and distribution of materials for Board meetings, (iv) coordinate the provision of legal advice to each the Trust with respect to regulatory matters, (v) coordinate the preparation of reports to each Fund's shareholders and the SEC, including annual and semi-annual reports, (vi) coordinate the provision of services to the Trust by the Transfer Agent, Sub-Transfer Agent and the Custodian, and (vii) generally assist in all aspects of the Trust's operations,
(viii) provide accounting and bookkeeping services for the Funds, (ix) compute each Fund's net asset value and net income, (x) accumulate information required for the Trust's reports to shareholders and the SEC, (xi) prepare and file the Trust's federal and state tax returns, (xii) perform monthly compliance testing for the Trust, and (xiii) prepare and furnish the Trust monthly broker security transaction summaries and transaction listings and performance information.

         The Administration Agreement may be terminated by a vote of a majority of the Trustees, or by BACAP Distributors, respectively, on 60 days' written notice without penalty. The Administration Agreement is not assignable without the written consent of the other party. Furthermore, the Administration Agreement provides that BACAP Distributors shall not be liable to the Funds or to their shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty on the part of BACAP Distributors.

         SUB-ADMINISTRATOR

         BNY serves as Sub-Administrator for the Funds pursuant to a Sub-Administration Agreement. Pursuant to its terms, BNY assists BACAP and BACAP Distributors in supervising, coordinating and monitoring various aspects of the Funds' administrative operations.

         The Funds are only offered through certain wrap fee programs sponsored by Bank of America and certain of its affiliates. Participants in these programs pay asset-based fees for investment services, brokerage services and investment consultation. Out of the fees BACAP received from the wrap accounts, it pays for distribution, administration, transfer agency, custody and other services for each Fund. Accordingly, the Funds do not charge separately charge administration or sub-administration fees.

         EXPENSES

         BACAP, BACAP Distributors and certain other service providers furnish, without additional cost to the Trust, the services of certain officers of the Trust and such other personnel (other than the personnel of BACAP) as are required for the proper conduct of the Trust's affairs.

         The Trust pays or causes to be paid all other expenses of the Trust, including, without limitation: the fees of BACAP, the Administrator and Sub-Administrator; the charges and expenses of any registrar, any custodian or depository appointed by the Trust for the safekeeping of its cash, Fund securities and other property, and any stock transfer, distribution or accounting agent or agents appointed by the Trust; brokerage commissions chargeable to the Trust in connection with Fund securities transactions to which the Trust is a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by the Trust to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of the Trust and its Funds' shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of typesetting prospectuses and statements of additional information of the Trust (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to the Trust's shareholders; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of the Trust's shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relating to the Trust; membership dues of industry associations; interest payable on Trust borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Trust's operation unless otherwise explicitly assumed by BACAP), the Administrators or Sub-Administrator.

         OTHER SERVICE PROVIDERS

         TRANSFER AGENTS AND CUSTODIAN

         PFPC Inc. is located at 400 Bellevue Parkway, Wilmington, Delaware 19809, and acts as Transfer Agent for each Fund's shares. Under the Transfer Agency Agreement, the Transfer Agent maintains shareholder account records for the Trust, handles certain communications between shareholders and the Trust, and makes distributions payable by the Trust to shareholders, and produces statements with respect to account activity for the Trust and its shareholders for these services. The Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts that it maintains for the Trust during the month and is reimbursed for out-of-pocket expenses.

         BNY 100 Church Street, New York, N.Y. 10286 serves as Custodian for the Funds' assets. As Custodian, BNY maintains the Funds' securities, cash and other property, delivers securities against payment upon sale and pays for securities against delivery upon purchase, makes payments on behalf of such Funds for payments of distributions and redemptions, endorses and collects on behalf of such Funds all checks, and receives all distributions made on securities owned by such Funds.

         With respect to foreign custody activities, the SEC has amended Rule 17f-5 under the 1940 Act and adopted Rule 17f-7 to permit the Board to delegate certain foreign custody matters to foreign custody managers and to modify the criteria applied in the selection process. Accordingly, BNY serves as Foreign Custody Manager, pursuant to a Foreign Custody Manager Agreement, under which the Board retains the responsibility for selecting foreign compulsory depositories, although BNY agrees to make certain findings with respect to such depositories and to monitor such depositories. The Board has delegated the responsibility for selecting foreign compulsory depositories to BACAP.

         INDEPENDENT ACCOUNTANTS

         The Trust issues unaudited financial information semi-annually and audited financial statements annually. The Board has selected PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, as the Trust's independent accountant to audit the Funds' financial statements and review their tax returns for the fiscal year ended March 31, 2004. The Funds' Annual Reports for the fiscal period ended March 31, 2003 are incorporated herein by reference into this SAI.

         COUNSEL

         Morrison & Foerster LLP serves as legal counsel to the Trust. Its address is 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

         GENERAL BROKERAGE POLICY, BROKERAGE TRANSACTIONS AND BROKER SELECTION

         Subject to policies established by the Board, BACAP (which in this context refers to the investment sub-adviser(s) as well who make the day to day decisions for a Fund) is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of a Fund's securities transactions, and for the allocation of brokerage in connection with such transactions. BACAP's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

         In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         In placing orders for portfolio securities of a Fund, BACAP gives primary consideration to obtaining the most favorable price and efficient execution. This means that BACAP will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, BACAP will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker/dealer, the reputation, reliability, experience and financial condition of the broker/dealer, the value and quality of the services rendered by the broker/dealer in this instant and other transactions, and the reasonableness of the spread or commission, if any. Research services received from broker/dealers supplement BACAP's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to BACAP and to the Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

         The outside research is useful to BACAP since, in certain instances, the broker/dealers utilized by BACAP may follow a different universe of securities issuers and other matters than BACAP's staff can follow. In addition, this research provides BACAP with a different perspective on financial markets, even if the securities research obtained relates to issues followed by BACAP . Research services which are provided to BACAP by broker/dealers are available for the benefit of all accounts managed or advised by BACAP. In some cases, the research services are available only from the broker/dealer providing such services. In other cases, the research services may be obtainable from alternative sources. BACAP is of the opinion that because the broker/dealer research supplements rather than replaces its research, the receipt of such research does not tend to decrease its expenses, but tends to improve the quality of its investment advice. However, to the extent that BACAP would have purchased any such research services had such services not been provided by broker/dealers, the expenses of such services to BACAP could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to BACAP with clients other than the Funds. Similarly, any research services received by BACAP through the placement of transactions of other clients may be of value to BACAP in fulfilling its obligations to the Funds. BACAP is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of BACAP's investment advice. The advisory fees paid by the Trust are not reduced because BACAP receives such services.

         Under Section 28(e) of the 1934 Act, BACAP shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), BACAP must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided...viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker/dealer provide an adviser with lawful and appropriate assistance in the performance of its investment decision making responsibilities." Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by BACAP's clients, including the Funds.

         Commission rates are established pursuant to negotiations with the broker/dealers based on the quality and quantity of execution services provided by the broker/dealer in the light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker/dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions which are generally fixed. Transactions in both foreign and domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, BACAP, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances in which better prices and execution are available elsewhere.

         In certain instances there may be securities which are suitable for more than one Fund as well as for one or more of the other clients of BACAP. Investment decisions for each Fund and for BACAP's other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned.

         The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when BACAP, in its sole discretion, believes such practice to be otherwise in the Fund's interests.

         The Trust will not execute portfolio transactions through, or purchase or sell portfolio securities from or to the Distributor, BACAP, the Administrator, or their affiliates, acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. In addition, the Trust will not give preference to Bank of America or any of its affiliates, with respect to such transactions or securities. (However, BACAP is authorized to allocate purchase and sale orders for portfolio securities to certain broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions which are affiliated with Bank of America. To the extent that a Fund executes any securities trades with an affiliate of Bank of America, a Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that each Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that: (a) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker/dealer; (b) the affiliated broker/dealer charged the Fund commission rates consistent with those charged by the affiliated broker/dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker/dealer in question; and (c) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

         Certain affiliates of Bank of America Corporation, such as its subsidiary banks may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds purchased by certain of the Funds. Bank of America or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of municipal securities. Under certain circumstances, the Funds may purchase municipal securities from a member of an underwriting syndicate in which an affiliate of Bank of America is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intend to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to the Rule.

         Particularly given the breadth of BACAP's investment management activities, investment decisions for each Fund are not always made independently from those for the other Funds, or other investment companies and accounts advised or managed by BACAP. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Funds and another investment portfolio, investment company, or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which BACAP believes to be equitable to each Fund and such other investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, BACAP may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment portfolios, investment companies, or accounts in executing transactions.

         AGGREGATE BROKERAGE COMMISSIONS

                                                 Fiscal Year Ended   Fiscal Year Ended    Fiscal Year Ended
                                                   March 31, 2003      March 31, 2002       March 31, 2001
Corporate Bond Portfolio                               n/a                  n/a                  n/a
High Income Portfolio                                  n/a                  n/a                  n/a
Mortgage- and Asset-Backed Portfolio                   n/a                  n/a                  n/a

         BROKERAGE COMMISSIONS PAID TO AFFILIATES

         In certain instances the Funds may pay brokerage commissions to broker/dealers that are affiliates of Bank of America. As indicated above, all such transactions involving the payment of brokerage commissions are done in compliance with Rule 17e-1 under the 1940 Act.

         The Funds have not paid brokerage commissions to any affiliates.

         DIRECTED BROKERAGE

         A Fund or BACAP, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Fund's brokerage transactions to a broker/dealer because of the research services it provides the Fund or BACAP.

         The Funds have not directred any brokerage transactions.

         SECURITIES OF REGULAR BROKER/DEALERS

         In certain cases, the Funds as part of their principal investment strategy, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker/dealers that the Adviser uses to transact brokerage for the Nations Funds Family. As of March 31, 2003, the Funds have not owned securities of any of their "regular brokers or dealers" or their parents, as defined in Rule 10b-1 of the 1940 Act.

         MONIES PAID TO BROKER/DEALERS FROM BACAP'S OR DISTRIBUTOR'S PROFIT

         In addition to payments received from the Funds, Selling or Servicing Agents may receive significant payments from BACAP or Distributor, or their affiliates, in connection with the sale of Fund shares.

         This information is provided in order to satisfy certain requirements of Rule 10b-10 under the 1934 Act, which provides that broker/dealers must provide information to customers regarding any remuneration that a broker receives in connection with a sales transaction.

         In addition, compensation paid to financial intermediaries with respect to the sale and/or servicing of Nations Funds shares, including selling concessions, servicing fees and amounts paid by the investment adviser out of its resources, may be more or less than amounts paid by other mutual funds and their service providers. This means that financial intermediaries may have more or less incentive to offer shares of the Nations Funds to a shareholder than shares of other mutual fund families.

                                  CAPITAL STOCK

         ABOUT THE TRUST'S CAPITAL STOCK

         The Trust's Amended and Restated Declaration of Trust permits it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts, because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution. CURRENTLY, THE FUNDS OFFER ONLY ONE, SINGLE, UNNAMED CLASS OF SHARES.

         Restrictions on Holding or Disposing of Shares. There are no restrictions on the right of shareholders to retain or dispose of the Fund's shares, other than the possible future termination of the Fund. The Fund may be terminated by reorganization into another mutual fund or by liquidation and distribution of the assets of the affected Fund. Unless terminated by reorganization or liquidation, the Fund will continue indefinitely.

         Shareholder Liability. The Trust is organized under Delaware law, which provides that shareholders of a business trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

         Dividend Rights. The shareholders of a Fund are entitled to receive any dividends or other distributions declared for such Fund. No shares have priority or preference over any other shares of the same Fund with respect to distributions. Distributions will be made from the assets of a Fund, and will be paid ratably to all shareholders of the Fund (or class) according to the number of shares of such Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the same Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

         Voting Rights. Shareholders have the power to vote only as expressly granted under the 1940 Act or under Delaware business trust law. Shareholders have no independent right to vote on any matter, including the creation, operation, dissolution or termination of the Trust. Shareholders have the right to vote on other matters only as the Board authorizes. Currently, the 1940 Act requires that shareholders have the right to vote, under certain circumstances, to: (i) elect Trustees; (ii) approve investment advisory agreements and principal underwriting agreements; (iii) approve a change in subclassification of a Fund; (iv) approve any change in fundamental investment policies; (v) approve a distribution plan under Rule 12b-1 under the 1940 Act; and (vi) to terminate the independent accountant.

         With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class. Subject to the foregoing, all shares of the Trust have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where the matter involved only affects one Fund. For example, a change in the Fund's fundamental investment policy affects only one Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Advisory Agreement, since it only affects one Fund, is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders.

         Liquidation Rights. In the event of the liquidation or dissolution of the Trust or a Fund, shareholders of the Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

         Preemptive Rights. There are no preemptive rights associated with Fund shares.

         Conversion Rights. Shareholders have the right, which is subject to change by the Board, to convert or "exchange" shares of one class for another, as outlined, and subject to certain conditions set forth, in the Funds' prospectuses.

         Redemptions. Each Fund's distribution and redemption policies can be found in its prospectus under the headings "About your investment--Information for investors--Buying, selling and exchanging shares" and "About your investment--Information for investors--Distributions and taxes." However, the Board may suspend the right of shareholders to redeem shares when permitted or required to do so by law, or compel redemptions of shares in certain cases.

         Sinking Fund Provisions.  The Trust has no sinking fund provisions.

         Calls or Assessment. All Fund shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

         PURCHASE, REDEMPTION AND EXCHANGE

         An investor may purchase, redeem and exchange shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds' prospectus.

         Purchases and Redemptions

         The Funds have authorized one or more broker-dealers to accept purchase and redemption orders on the Funds' behalf. These broker-dealers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker-dealer, or if applicable a broker-dealer's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker-dealer or the broker's authorized designee.

         The Trust may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for Investor Shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Investor Shares as provided in the related prospectuses from time to time. The Trust also may make payment for redemptions in readily marketable securities or other property if it is appropriate to do so in light of the Trust's responsibilities under the 1940 Act.

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

         Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; (d) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

         The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

         Anti-Money Laundering Compliance.

         The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" a shareholder's account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

         OFFERING PRICE

         The share price of the Funds is based on a Fund's net asset value per share, which is calculated for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m.) on each day a Fund is open for business, unless a Board determines otherwise.

         The value of a Fund's portfolio securities for which a market quotation is available is determined in accordance with the Trust's valuation procedures. In general terms, the valuation procedures provide that: (i) Domestic exchange traded securities (other than NASDAQ listed equity securities) will be valued at their last composite sale prices as reported on the exchanges where those securities are traded. If no sales of those securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by those exchanges. Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Other securities for which market quotations are readily available will be valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets and liabilities will be valued at fair value as determined in good faith by, or in accordance with procedures adopted by, the Board. Securities listed on Nasdaq will be valued at the Nasdaq Official Closing Price ("NOCP") (which as of May 2003, is the last trade price at or before 4:00:02 p.m. (Eastern Time) adjusted up to Nasdaq's best bid price if the last trade price is below such bid price and down to Nasdaq's best offer price if the last trade price is above such offer price). If no NOCP is available, the security will be valued at the last sale price on the Nasdaq prior to the calculation of the NAV of the Fund. If no sale is shown on Nasdaq, the bid price will be used. If no sale is shown and no bid price is available, the price will be deemed "stale" and the value will be determined in accordance with a Fund's fair valuation procedures.; (ii) non-exchange traded securities are valued at the mean between the latest bid and asked prices based upon quotes furnished by the appropriate market makers; (iii) debt securities are valued at prices obtained from a reputable independent pricing service approved by the Adviser. The service may value the debt securities relying not only on quoted prices, but also upon a consideration of additional factors such as yield, type of issue, coupon rate, and maturity; (iv) money market instruments are valued at amortized cost; (v) repurchase agreements are valued at a price equal to the amount of the cash invested in the repurchase agreement at the time of valuation; (vi) financial futures are valued at the latest reported sales price, forward foreign currency contracts are valued using market quotations from a widely used quotation system at the current cost of covering or off-setting the contract, exchange traded options are valued at the latest reported sales price and over-the-counter options will be valued using broker-dealer market quotations; and (vii) shares of open-end investment companies are valued at the latest net asset valued reported by the company.

         Securities for which market quotations are not readily available are valued at "fair value" as determined in good faith by the Board of the Adviser's valuation committee. In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities, traded on other markets or among dealers; trading volumes on markets, exchanges, or among dealers; values of baskets of securities traded on other markets; changes in interest rates; observations from financial institutions; government (domestic or foreign) actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities of the issuer or comparable companies; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history of the security; the relative size of the position in the portfolio; and other relevant information.

         With respect to securities traded on foreign markets, the following factors also may be relevant: the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity; and the trading of financial products that are tied to baskets of foreign securities, such as WEBS.

         The Board has determined, and the valuation procedures provide, that in certain circumstances it may be necessary to use an alternative valuation method, such as in-kind redemptions with affiliates where the Department of Labor requires that valuation to be done in accordance with Rule 17a-7 of the 1940 Act.

                          INFORMATION CONCERNING TAXES

         The following information supplements and should be read in conjunction with the section in each prospectus under the heading "About your investment--Information for Investors--Distributions and taxes." The prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

         A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through a tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are not subject to the federal alternative minimum tax.

         The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

         QUALIFICATION AS A REGULATED INVESTMENT COMPANY

         The Trust intends to continue to qualify each Fund as a "regulated investment company" under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Trust as a whole. Furthermore, each Fund will separately determine its income, gains and expenses for federal income tax purposes.

         In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains are directly related to a Fund's principal business of investing in stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash, government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

         In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and net short-term capital gain, as well as 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

         EXCISE TAX

         A 4% nondeductible excise tax will be imposed on each Fund's net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

         CAPITAL LOSS CARRY-FORWARDS

         A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses.

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

         EQUALIZATION ACCOUNTING

         Under the Code, the Funds may use the so-called "equalization method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

         TAXATION OF FUND INVESTMENTS

         In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

         If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount ("OID"), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from sales proceeds of securities held by a Fund.

         If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

         Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the "60%/40%" rule.

          Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund's

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

investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

         Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute "straddles." The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

         If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract, or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the property and the application of various loss deferral provisions in the Code.

         The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

         "Passive foreign investment corporations" ("PFICs") are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on "excess distributions" received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

         A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

         Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

         In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

         TAXATION OF DISTRIBUTIONS

         For federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata over the entire year. All distributions paid out of a Fund's earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported on each shareholder's federal income tax return. Distributions in excess of a Fund's earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

         Distributions designated by a Fund as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Each Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

         Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

         SALES AND EXCHANGES OF FUND SHARES

         If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange.

         If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

         If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest distributions (defined below) received with respect to the shares. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

         FOREIGN TAXES

         Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Funds expect to qualify for this election.

         FEDERAL INCOME TAX RATES

         As of the printing of this SAI, under recently enacted tax legislation, the maximum individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%. The date on which a Fund sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate.

         Such recently enacted tax legislation also provides for a maximum individual federal income tax rate applicable to "qualified dividend income" of 15%. In general, "qualified dividend income" is income attributable to dividends received from certain domestic and foreign corporations on or after January 1, 2003, as long as certain holding period requirements are met. If 95% or more of a Fund's gross income constitutes qualified dividend income, all of its distributions will be treated as qualified dividend income in the hands of individual shareholders, as long as they meet certain holding period requirements set forth below for their Fund shares. If less than 95% of the Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. A Fund will only be treated as realizing qualified dividend income to the extent it receives dividends from certain domestic and foreign corporations and the Fund has held the shares of the stock producing the dividend for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. A longer holding period applies to investments in preferred stock. (Only dividends from direct investments will qualify. Payments received by the Fund from securities lending, repurchase and other derivative transactions ordinarily will not.) Furthermore, an individual Fund shareholder can only treat a Fund distribution designated as qualified dividend income as such if he or she as held the Fund shares producing the distribution for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend.

         The maximum corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Marginal tax rates may be higher for some shareholders to reduce or eliminate the benefit of lower marginal income tax rates. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of laws enacted in 2001 and 2004.

         BACKUP WITHHOLDING

         The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies that the "taxpayer identification number" ("TIN"), generally the shareholder's social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of back-up withholding is set to increase in future years under "sunset" provisions of law enacted in 2001.

         TAX-DEFERRED PLANS

         The shares of the Funds are available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans ("SEP-IRAs"), Savings Incentive Match Plans for Employees ("SIMPLE Plans"), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

         CORPORATE SHAREHOLDERS

         Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if: (i) the corporate shareholder holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income. A Fund must hold the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 91 days during the 180 day period beginning 90 days prior to the date upon which the Fund becomes entitled to such dividend income if the distribution relates to certain dividends on preferred stock.

         FOREIGN SHAREHOLDERS

         Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation ( "foreign shareholders") generally will be subject to a withholding tax at a flat rate of 30% or a lower treaty rate, if an income tax treaty applies. This tax generally is not refundable. However, if a distribution paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, the withholding tax will not apply and the distribution will be subject to the reporting and withholding requirements generally applicable to U.S. persons. In general, foreign shareholders' capital gains realized on the disposition of Fund shares and capital gains distributions generally are not subject to federal income tax, withholding or otherwise, unless: (i) the gains or losses are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, or (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met. If the capital gains or losses are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to a income tax treaty, the reporting and withholding requirements applicable to U.S. persons generally applies. If the capital gains and losses are not effectively connected for this purpose, but the foreign shareholder exceeds the 183 day limitation, the gains will be subject to a withholding tax at a flat rate of 30% or the lower treaty rate, if an income tax treaty applies.

         If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder's death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

         The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

         Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

                      UNDERWRITER COMPENSATION AND PAYMENTS

         BACAP Distributors serves as the principal underwriter and Distributor of the shares of the Funds. Its address is: 111 Center Street, Suite 300, Little Rock, Arkansas 72201

         Pursuant to a Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that its receives to the Trust or the Transfer Agent. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectus to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act.

         The Distribution Agreement became effective with respect to a Fund after approved by its Board, and continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by BACAP or the Distributor on 60 days' written notice.

         During the fiscal year ended March 31, 2003, the Distributor (Stephens for the period April 1, 2002 through December 31, 2002 and BACAP Distributors for the period January 1, 2003 through March 31, 2003) received the following amount of underwriting commissions from the Funds: $0, of which the Distributor retained $0.

                                FUND PERFORMANCE

         ADVERTISING FUND PERFORMANCE

         Performance information for the Funds may be obtained by calling (800) 321-7854 or (800) 765-2668 or by visiting
www.bankofamerica.com/nationsfunds/enter.cfm. From time-to-time, the performance of a Fund's shares may be quoted in advertisements, shareholder reports, and other communications to shareholders. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

         Standardized performance for the Funds, i.e., that required in both form and content by Form N-1A, is either shown below or incorporated by reference from the Funds' Annual Reports, and may be advertised by the Funds. The main purpose of standardized performance is to allow an investor to review the performance of a Fund's shares and compare such performance with that of investment alternatives, including other mutual funds.

         Non-standardized performance also may be advertised by the Funds. One purpose of providing non-standardized performance to an investor is to give that investor a different performance perspective that may not be captured by standardized performance. The non-standardized performance of a Fund's shares, however, may not be directly comparable to the performance of investment alternatives because of differences in specific variables (such as the length of time over which performance is shown and the exclusion of certain charges or expenses) and methods used to value portfolio securities, compute expenses and calculate performance. Non-standardized performance may include, but is not limited to, performance for non-standardized periods, including year-to-date and other periods less than a year, performance not reflecting the deduction of certain charges, fees and/or expenses, and performance reflecting the deduction of applicable state or federal taxes, or so-called "after-tax performance" After-tax returns are generally calculated using the same methodology as that used in calculating total return, except that such after-tax returns reflect the deduction of taxes according to applicable federal income and capital gain tax rates attributable to distributions and an investor's redemptions. Of course, after-tax returns for individual investors will vary as the tax rates applicable to such investors vary. In addition, the Funds may also advertise their tax efficiency ratios and compare those ratios with other mutual funds. A tax efficiency ratio is intended to let an investor know how tax efficient a Fund has been over a period of time, and is typically related to its portfolio turnover rate. That is, an investor could expect that the higher a Fund's portfolio turnover rate, the greater the percentage of its gains that would have been realized and consequently, the less tax efficient it was over a given period of time.

         In general, comparisons to other mutual funds or investment alternatives may be useful to investors who wish to compare past performance of the Funds with that of competitors. Of course, past performance is not a guarantee of future results.

         Each Fund may quote information obtained from the Investment Company Institute, national financial publications, trade journals, industry sources and other periodicals in its advertising and sales literature. In addition, the Funds also may compare the performance and yield of shares to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance and yield of shares in a Fund may be compared to data prepared by Lipper Analytical Services, Inc. Performance and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of shares in a Fund.

         The Funds also may use the following information in advertisements and other types of literature: (i) the Consumer Price Index may be used, for example, to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used, among other things, to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of distributions and assuming one or more tax rates) with the return, among other things, on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector. In addition, the performance of a Fund's shares may be compared to the S&P 500, the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the NYSE, the Europe, Far East and Australia Index, a recognized unmanaged index of international stocks, or any similar recognized index. The performance of a Fund's shares also may be compared to a customized composite index.

         In addition, the Funds also may use, in advertisements and other types of literature, information and statements: (1) showing that although bank savings accounts may offer a guaranteed return of principal and a fixed rate of interest, they offer no opportunity for capital growth; and (2) describing Bank of America, and its affiliates and predecessors, as one of the first investment managers to use asset allocation and index strategies in managing and advising accounts. The Funds also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

         The Funds also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRSRO, such as S&P. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to buy, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Funds may compare a Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

         The Funds also may disclose in sales literature the distribution rate on the shares of a Fund. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent distribution by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

         In addition, certain potential benefits of investing in global securities markets may be discussed in promotional materials. Such benefits include, but are not limited to: a) the expanded opportunities for investment in securities markets outside the U.S.; b) the growth of securities markets outside the U.S. vis-a-vis U.S. markets; c) the relative return associated with foreign securities markets vis-a-vis U.S. markets; and d) a reduced risk of portfolio volatility resulting from a diversified securities portfolio consisting of both U.S. and foreign securities.

         Ibbotson Associates of Chicago, Illinois, ("Ibbotson") and other companies provide historical returns of the capital markets in the United States. The Funds may compare the performance of their shares to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or treasuries.

         YIELD CALCULATIONS

         Yield is calculated separately for the Fund's shares by dividing the net investment income per share for shares (as described below) earned during a 30-day period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. Net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive distributions and includes distributions and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                           Yield = 2 [(a-b+ 1)(6) - 1]
                                       ---

                                           cd

Where:                a =     dividends and interest earned during the period.

                      b =     expenses accrued for the period (net of
                              reimbursements).

                      c = the average daily number of shares outstanding during the period that were entitled to receive distributions.

                      d = maximum offering price per share on the last day of the period.

         For the purpose of determining net investment income earned during the period (variable- "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the portfolio. Each Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

         Expenses accrued for the period (variable "b" in the formula) include recurring fees charged by Nations Funds to shareholder accounts in proportion to the length of the base period. Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a distribution, but is reasonably expected to be and is declared as a distribution shortly thereafter. A Fund's maximum offering price per share for purposes of the formula includes the maximum sales charge, if any, imposed by the Fund, as reflected in the Fund's prospectus.

         Because the Funds are new series they do not yet have any performance histories.

         TOTAL RETURN CALCULATIONS

         Total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in a Fund. The Funds' average annual and cumulative total return figures are computed in accordance with the standardized methods prescribed by the SEC. Average annual total return figures are computed by determining the average annual compounded rates of return over the periods indicated in the advertisement, sales literature or shareholders' report that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1 + T)(n) = ERV

Where:        P =     a hypothetical initial payment of $1,000

              T =     average annual total return

              n =     number of years

              ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period.

         This calculation (i) assumes all distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.

         Because the Funds are new series they do not yet have any performance histories.

         CUMULATIVE RETURN

         Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

         Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  CTR = (ERV-P) 100
                         -----
                   P

Where:        CTR =   Cumulative total return

              ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

              P =     initial payment of $1,000.

This calculation (i) assumes all distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.

         Because the Funds are new series they do not yet have any performance histories.

         AFTER-TAX RETURN CALCULATIONS

         As and to the extent required by the SEC, the Funds' average annual total returns (after taxes on distributions and redemption) ("T") are computed by using the redeemable value at the end of a specified period, after deducting taxes on Fund distributions and redemption of Fund shares ("ATV(DR)"), of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)(n)=ATV(DR).

         All of the above average annual total return information, along with the before-tax average annual total returns for an appropriate broad-based index, is presented in the Prospectus.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

         The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment-grade securities.

             AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

             AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

             A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

             BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

             BB, B - Bonds rated BB and B are regarded, on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

         To provide more detailed indications of credit quality, the AA, A and BBB, BB and B ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

         The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four denote investment-grade securities.

             Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

             A - Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

             Baa - Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

             B - Bond that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

         The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds, each of which denotes that the securities are investment-grade.

             AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

             AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

             A - Bonds that are rated A have protection factors which are average but adequate. However risk factors are more variable and greater in periods of economic stress.

             BBB - Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may modified by the addition of a plus or minus sign to show relative standing within these major categories.

         The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds, each of which denotes that the securities are investment-grade:

             AAA - Bonds considered to be investment-grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

             AA - Bonds considered to be investment-grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

             A - Bonds considered to be investment-grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

             BBB - Bonds considered to be investment-grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment-grade is higher than for bonds with higher ratings.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

         The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:

         MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

         The following summarizes the two highest ratings used by S&P for short-term municipal notes:

         SP-1 - Indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

         SP-2 - Indicates satisfactory capacity to pay principal and interest.

         The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment-grade, are D-1, D-2, and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1 indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment-grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         The following summarizes the two highest rating categories used by Fitch for short-term obligations each of which denotes that the securities are investment-grade:

         F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

         Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         For commercial paper, D&P uses the short-term debt ratings described above.

         For commercial paper, Fitch uses the short-term debt ratings described above.

         Thomson BankWatch, Inc. ("BankWatch") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

         BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment-grade ratings used by BankWatch for long-term debt:

             AAA - The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

             AA - The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

             A - The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

             BBB - The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

             Long-term debt ratings may include a plus (+) or minus (-) sign to indicate where within a category the issue is placed.

         The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

             TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

             TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

             TBW-3 The lowest investment-grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

             TBW-4 The lowest rating category; this rating is regarded as non-investment-grade and therefore speculative.

         The following summarizes the four highest long-term debt ratings used by IBCA Limited and its affiliate, IBCA Inc. (collectively "IBCA"):

             AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

             AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

             A - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

             BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

         A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.

      The following summarizes the two highest short-term debt ratings used by
IBCA:

             A1+ When issues possess a particularly strong credit feature, a rating of A1+ is assigned.

             A1 - Obligations supported by the highest capacity for timely repayment.

             A2 - Obligations supported by a good capacity for timely repayment.

                                   APPENDIX B

                                    GLOSSARY

Term Used in SAI                                                    Definition
----------------                                                    ----------
1933 Act.........................................   Securities Act of 1933, as amended
1934 Act.........................................   Securities Exchange Act of 1934, as amended
1940 Act.........................................   Investment Company Act of 1940, as amended
Administrator....................................   BACAP Distributors
Advisory Agreement...............................   The Investment Advisory Agreement with BACAP
AMEX.............................................   American Stock Exchange
BACAP............................................   Banc of America Capital Management, LLC
BACAP Distributors...............................   BACAP Distributors, LLC
Bank of America..................................   Bank of America, N.A.
BNY..............................................   The Bank of New York
Board............................................   The Trust's Board of Trustees
CFTC.............................................   Commodities Futures Trading Commission

Code.............................................   Internal Revenue Code of 1986, as amended
Code of Ethics...................................   The code of ethics adopted by the Board pursuant to Rule 17j-1 under the 1940 Act
CMOs.............................................   Collateralized mortgage obligations
Companies........................................   Two or more of NFT, NFI, NR or the Trust
Company..........................................   Any one of NFT, NFI, NR or the Trust
Custodian........................................   The Bank of New York
Distributor......................................   BACAP Distributors, LLC
FHLMC............................................   Federal Home Loan Mortgage Corporation
FNMA.............................................   Federal National Mortgage Association
Fund.............................................   One of the open-end management investment companies (listed on the front cover of this SAI) that is a series of the Trust
Funds............................................   Two or more of the open-end management investment companies
                                                    (listed on the front cover of this SAI) that is a series of the
                                                    Trust
GNMA.............................................   Government National Mortgage Association
Investment Advisory Agreement....................   The investment advisory agreement between the Trust, on behalf of its Funds, and BACAP
IRS..............................................   United States Internal Revenue Service
Moody's..........................................   Moody's Investors Service, Inc.
NSAT.............................................   Nations Separate Account Trust
Nations Funds or Nations Funds Family............   The fund complex that is comprised of the Companies, along with
                                                    NSAT and NMIT.
NFI..............................................   Nations Fund, Inc., a registered investment company in the
                                                    Nations Funds Family
NFT..............................................   Nations Fund Trust, a registered investment company in the
                                                    Nations Funds Family
NMIT.............................................   Nations Master Investment Trust, a registered investment company in the Nations Funds Family
NR...............................................   Nations Reserves (formerly known as The Capitol Mutual Funds), a registered investment company in the Nations Funds Family
NYSE.............................................   New York Stock Exchange
NRSRO............................................   Nationally recognized statistical ratings organization (such as
                                                    Moody's or S&P)
PFPC.............................................   PFPC Inc.
REIT.............................................   Real estate investment trust

Re
S&P..............................................   Standard & Poor's Corporation
SAI..............................................   This Statement of Additional Information
SEC..............................................   United States Securities and Exchange Commission.
SMBS.............................................   Stripped mortgage-backed securities
Sub-Administrator................................   BNY
Sub-Transfer Agent...............................   Bank of America (for the Funds Primary Shares)
Transfer Agent...................................   PFPC
Transfer Agency Agreement........................   The transfer agency agreement between the Trust, on behalf of its respective Funds, and PFPC
The Trust........................................   Nations Funds Trust, the registered investment company in the
                                                    Nations Funds Family to which this SAI relates

                                   Appendix C
                      Proxy Voting Policies and Procedures

                               NATIONS FUNDS TRUST
                         NATIONS MASTER INVESTMENT TRUST
                         NATIONS SEPARATE ACCOUNT TRUST

                       PROXY VOTING POLICY AND PROCEDURES

         The Boards* of Nations Funds Trust ("Funds Trust"), Nations Master Investment Trust ("Master Trust") and Nations Separate Account Trust ("Separate Account Trust") have determined that it is in the best interests of Funds Trust, Master Trust and Separate Account Trust (the "Companies") and the respective series of each Company that hold voting securities (each, a "Fund") for the Companies to adopt the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Funds.

I.       POLICY

         It is the policy of each Company to delegate the responsibility for voting proxies relating to portfolio securities held by a Fund to the Fund's investment adviser or, if the Fund's investment adviser has delegated portfolio management responsibilities to one or more investment sub-adviser(s), to the Fund's investment sub-adviser(s) (the investment adviser or the investment sub-adviser(s) is referred to hereafter as the "Adviser"), as a part of the Adviser's general management of the Fund's portfolio, subject to the Board's continuing oversight. The respective Board hereby delegates such responsibility to the Adviser, and directs the Adviser to vote proxies relating to portfolio securities held by each Fund consistent with the duties and procedures set forth below. The Adviser may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure that such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Funds. Any expenses relating to the retention of vendors or other costs relating to compliance with this policy will be allocated among the Adviser and the appropriate Companies in the manner approved by the Boards from time to time.

II.      FIDUCIARY DUTY

         The right to vote a proxy with respect to portfolio securities held by a Fund is an asset of such Fund. The Adviser acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interests of the Fund and its shareholders. In discharging this fiduciary duty, the Adviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote proxies in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

------------------
* For convenience, Trustees of Funds Trust, Master Trust and Separate Account Trust are collectively referred to in these procedures as the "Boards."

III.     PROCEDURES

         The following are the procedures adopted by each Board for the administration of this policy:

         A. Review of Adviser Proxy Voting Procedures. Each Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any policies and procedures, including any substantive changes to its procedures for addressing conflicts of interest. An Adviser is not required to notify the Board of changes relating to any guidelines for voting specific types of proxies except as part of the annual presentation. The respective Board shall review the policies, procedures and other guidelines presented by each Adviser to determine that they are consistent with these policies and procedures. Upon request, each Adviser shall provide the appropriate Company with a copy of its policies, procedures and other guidelines or a description of such policies, procedures and guidelines for the purpose of filing such document(s) in the Company's statement of additional information or as otherwise required by the Investment Company Act of 1940 and the rules promulgated thereunder.

         B. Board Reporting. Each Adviser shall provide such reports to the Board as the Board may reasonably request from time to time.

         C. Voting Record Reports. Each Adviser shall provide the voting record information necessary for the completion and filing of Form N-PX to the respective Company at least annually. Such voting record information shall be in a form acceptable to the Company and shall be provided at such time(s) as are required for the timely filing of Form N-PX and at such additional time(s) as the Company and the Adviser may agree to from time to time.

         D. Record Retention. Each Adviser shall maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940 and the rules promulgated thereunder or by the Investment Company Act of 1940 and the rules promulgated thereunder.

         E. Conflicts of Interest. Any actual or potential conflicts of interest between a Fund's principal underwriter or Adviser and the applicable Fund's shareholders arising from the proxy voting process will be addressed by the Adviser and the Adviser's application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Adviser. In the event that the Adviser notifies the officer(s) of a Fund's Company that a conflict of interest cannot be resolved under the Adviser's Proxy

                  Voting Procedures, such officer(s) are responsible for notifying the Audit Committee of the Company of the irreconcilable conflict of interest and assisting the Audit Committee with any actions it determines are necessary.

IV.      REVOCATION

         The delegation by a Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V.       REVIEW OF POLICY.

         The Boards shall review and approve such changes to these policies and procedures as the Boards deem necessary from time to time.

Adopted: May 29, 2003

July 1, 2003

                     BANC OF AMERICA CAPITAL MANAGEMENT, LLC

                               PROXY VOTING POLICY

Introduction

Many of BACAP's investment management clients have delegated to BACAP the authority and responsibility to vote proxies for the voting securities held in their accounts. Where BACAP has been granted the authority and accepted the responsibility for voting proxies, it will determine whether and how to do so, in the case of individual proxies, in accordance with this Proxy Voting Policy (the "Policy"). BACAP reserves the right to amend this Policy at any time.

BACAP endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following exceptions (unless otherwise agreed) when BACAP expects to routinely abstain from voting:

1. Proxies may not be voted in cases where BACAP anticipates that it may soon be removing the security from a given client's account.

2. Proxies will usually not be voted in cases where the security has been loaned from the client's account, or where BACAP determines that the costs to the client and/or the administrative inconvenience of voting the security (e.g., foreign securities) outweigh the benefit of doing so.

Ordinarily, BACAP will not notify clients when it abstains from voting in these routine circumstances.

When BACAP votes proxies it will do so in the best interest of its clients (defined, for this purpose, as in the best interest of enhancing or protecting the economic value of client accounts), considered as a group, as BACAP determines in its sole and absolute discretion.

BACAP generally will not accept proxy voting authority from a client if the client seeks to impose client-specific voting guidelines that may be inconsistent with BACAP's guidelines or with the client's best economic interest in BACAP's view.

Proxy Committee

Proxy voting is overseen by the BACAP Proxy Committee. The Proxy Committee is composed of senior investment, operations and client service professionals. The Committee is responsible for setting general policy as to the voting of proxies and the maintenance and administration of this Policy. Specifically, the
Committee:

1. Reviews this Policy and associated Proxy Voting Guidelines annually and approves, from time to time, any amendments which it considers to be advisable and consistent with the Policy's overall mandate of serving the best economic interests of those BACAP advisory clients for which the firm has proxy voting authority.

2. Considers special proxy issues as may arise from time to time, including voting proxies:

         - for which the Proxy Voting Guidelines do not provide clear and definitive guidance; and/or

         - where an exception to the established Guidelines may be in the best interests of BACAP clients.

Proxy Voting Administration

BACAP Operations administers this Policy on a continuous basis through a Proxy Team that reports to BACAP's Managing Director (Operations). The Proxy Team has the following duties:

1. Continuously maintain the Proxy Voting Guidelines and make recommendations, as necessary, to the Proxy Committee regarding their amendment.

2. Monitor upcoming shareholder meetings and solicitations of proxies for such meetings.

3. Routine voting of proxies in accordance with this Policy and BACAP's Proxy Voting Guidelines.

4.   Coordinate the Proxy Committee's review of any new or unusual proxy issues.

5. Oversee the work of any third-party proxy service provider which BACAP may retain and the protocols needed to ensure that the service provider timely and accurately accomplishes all votes and fulfills all other responsibilities as directed by BACAP.

6. Coordinate responses to BACAP investment professionals' questions, if any, regarding proxy issues and this Policy, including forwarding specialized proxy research received from the proxy service provider.

7. Establish and preserve (or ensure that BACAP's proxy service provider does so) all required records as to proxy voting.

8. Ensure that clients that so request are timely furnished copies of this Policy.

9. Establish and maintain the means by which reports of proxy voting on behalf of BACAP-advised accounts are timely and confidentially made available to clients of the firm that request to receive these for their accounts.

Proxy Voting Guidelines

BACAP policy is to vote proxies, subject to the foregoing overall best economic interest standard, in accordance with written Proxy Voting Guidelines ("Guidelines"), as established by the Proxy Committee. A copy of the Guidelines is attached and incorporated within this Policy as "Attachment A". As an aid rather than a substitute for applying the Guidelines, BACAP also regularly considers the analysis and recommendations of an independent proxy service provider.

Conflicts of Interest

With Other Bank of America Businesses

Bank of America Corporation ("BAC", the ultimate corporate parent of BACAP, Bank of America, N.A. and all of their numerous affiliates) owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of BACAP-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with BACAP's duty, in the proxy voting process, to act in the best economic interest of its clients.

Within BACAP

Conflicts of interest may also arise from the business activities of BACAP. For example, BACAP might manage (or be seeking to manage) the assets of a benefit plan for an issuer. BACAP may also be presented with an actual or apparent conflict of interest where proxies of securities issued by BAC or the Nations Funds, for which BACAP serves as investment adviser, are to be voted for a client's account.

Management of Conflicts

BACAP's policy is to always vote proxies in the best interests of its clients, as a whole, without regard to its own self interest or that of its affiliates. BAC as well as BACAP have various compliance policies and procedures in place in order to address any material conflicts of interest which might arise in this context.

         - BAC's enterprise-wide Code of Ethics specifically prohibits the flow of certain business-related information between associates on the commercial and/or investment banking side of the corporation and associates charged with trust or (as in the case of BACAP associates) non-trust fiduciary responsibilities, including investment decision-making and proxy voting.

                  - In addition, BAC has adopted "Global Policies and Procedures Regarding Information Walls and Inside Information." Pursuant to these policies and procedures, "information barriers" have been established between various BAC business lines designed to prohibit the passage of certain information across those barriers.

         - Within BACAP, the BACAP Code of Ethics affirmatively requires that associates of the firm act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate's interests and those of BACAP's clients.

         - By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Team and the Proxy Committee undertakes:

                  1. To disclose to the Managing Director (Operations) or chairperson of the Proxy Committee, respectively, any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer's or dissident's management or otherwise) in determining whether or how BACAP shall vote proxies; and

                  2. To refrain from taking into consideration, in the decision as to whether or how BACAP shall vote proxies:

                           - The existence of any current or prospective material business relationship between BACAP, BAC or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand; and/or

                           - Any direct, indirect or perceived influence or attempt to influence such action which the member views as being inconsistent with the purpose or provisions of this Policy or the BAC or BACAP Codes of Ethics.

Where a material conflict of interest is determined to have arisen in the proxy voting process which may not be adequately mitigated by voting in accordance with the predetermined Voting Guidelines, BACAP's policy is to invoke one or more of the following conflict management procedures:

1. Convene the Proxy Committee for the purpose of voting the affected proxies in a manner which is free of the conflict.

2. Causing the proxies to be voted in accordance with the recommendations of a qualified, independent third party, which may include BACAP's proxy service provider.

3. In unusual cases, with the client's consent and upon ample notice, forwarding the proxies to BACAP's clients so that they may vote the proxies directly.

Availability of Policy and Proxy Voting Records to Clients

BACAP will initially inform clients of this Policy and how a client may learn of BACAP's voting record for the client's securities through summary disclosure in
Part II of BACAP's Form ADV. Upon receipt of a client's request for more information, BACAP will provide to the client a copy of this Policy and/or how BACAP voted proxies for the client pursuant to this policy for up to a one-year period.

                                                                  "ATTACHMENT A"

                          BACAP PROXY VOTING GUIDELINES

The following guidelines are to be followed by the BACAP Proxy Team when voting proxies routinely solicited with respect to securities of public companies held in the accounts of BACAP advised clients. These guidelines are to be applied in conjunction with and subject to all provisions of BACAP's Proxy Voting Policy, including the provision of that Policy that all proxies which BACAP votes shall be voted in the best economic interest of its clients.

The guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended for favorable action by the board of directors of publicly held companies other than investment companies. Part II deals with proposals submitted by shareholders for inclusion in the proxy statements of such companies, but which the companies' management and board of directors oppose.
Part III addresses proxies of both sorts regarding investment companies.

I.       BOARD-APPROVED PROPOSALS

Proxies will generally be voted FOR board-approved proposals, except as follows:

         A.   MATTERS RELATING TO THE BOARD OF DIRECTORS

Proxies will be voted FOR the election of the company's nominees for director and FOR board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

         -    BACAP will WITHHOLD VOTES for one or more nominees for director if

              -   The board does not have a majority of independent directors;
                  or

              - The board does not have nominating, audit and compensation committees composed solely of independent directors.

For these purposes, an "independent director" is a director who meets all requirements to serve as an independent director of a company under the then applicable listing standards of the company's principal market center (e.g., NYSE, AMEX, NASDAQ). Proxies will generally be voted on a CASE-BY-CASE BASIS on board-approved proposals where the board fails to meet these basic independence standards.

         - BACAP will vote on a CASE-BY-CASE BASIS in contested elections of directors.

         - BACAP may WITHHOLD VOTES ON A CASE-BY-CASE BASIS for nominees for director that have failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g., failing to implement policies for which a majority of shareholders has previously cast votes in favor), have demonstrated a disregard for the interests of shareholders.

         - BACAP will vote AGAINST proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

         B.   CORPORATE GOVERNANCE

BACAP will vote on a CASE-BY-CASE BASIS on board-approved proposals relating to corporate governance (including director and officer liability and indemnity provisions; proxy contest advance notice and expense reimbursement provisions), except as follows:

         - BACAP will vote FOR proposals to provide or to restore shareholder appraisal rights.

         -    BACAP will usually vote AGAINST proposals:

                  -    to eliminate cumulative voting; or

                  -    that provide that

                       -   directors may be removed only for cause; or

                       - replacements to fill board vacancies may be voted on only by continuing directors.

         C.   COMPENSATION

BACAP will vote on a CASE-BY-CASE BASIS on board-approved proposals relating to compensation or benefits issues relating to directors, executives or employees, except as follows:

         - Except where BACAP withholds votes for a majority of the nominees standing for election as directors, BACAP will vote FOR:

                  - Compensation or benefit plans and arrangements (including severance arrangements), subject to the exceptions noted below.

                  - Employee stock purchase plans that have the following features:

                           1. shares purchased under the plan are acquired for no less than 85% of their market value,

                           2. the offering period under the plan is 27 months or less, and

                           3.   dilution is 10% or less.

         - BACAP will vote AGAINST stock option plans that permit replacing or repricing of out-of-the-money options, and AGAINST any proposal to authorize the replacement or repricing of such options.

         - BACAP will vote AGAINST stock option plans that permit issuance of options with an exercise price below the stock's current market price.

BACAP may vote AGAINST executive compensation or benefits (including severance) proposals on a CASE-BY-CASE BASIS where compensation is viewed by BACAP as being excessive in comparison with prevailing industry standards. In voting on proposals relating to executive compensation or benefits, BACAP will consider whether the proposal has been approved by an independent compensation committee of the board.

         D.   CAPITALIZATION

BACAP will vote on a CASE-BY-CASE BASIS on board-approved proposals involving changes to a company's capitalization, except that where BACAP is not otherwise withholding votes for a majority of the nominees standing for election as directors:

         - BACAP will vote FOR proposals relating to the authorization of additional common stock, providing they are not excessively dilutive (except where such proposals relate to a specific transaction, in which case BACAP will vote on a CASE-BY-CASE BASIS).

         - BACAP will vote FOR proposals to effect stock splits (excluding reverse stock splits.)

         - BACAP will vote FOR proposals authorizing share repurchase programs.

         E. ACQUISITIONS, MERGERS, REORGANIZATIONS AND OTHER RESTRUCTURING TRANSACTIONS

BACAP will vote on a CASE-BY-CASE BASIS on business transactions such as acquisitions, mergers, reorganizations, spinoffs, buyouts, liquidations and sale of all or substantially all of a company's assets.

         F.   TAKEOVER DEFENSE

BACAP will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions, except as follows:

         - BACAP will vote FOR proposals to opt out of control share acquisition statutes.

         - BACAP will vote on a CASE-BY-CASE BASIS on proposals to ratify or approve specific shareholder rights plans (commonly referred to as "poison pills") or "fair price" provisions.

         - BACAP will vote on a CASE-BY-CASE BASIS on proposals to change place of incorporation to a jurisdiction having anti-takeover laws or whose laws will have an adverse impact on shareholder rights or taxation issues.

         G.   OTHER BUSINESS MATTERS

BACAP will vote FOR board-approved proposals approving routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting, except as follows:

         - BACAP will vote on a CASE-BY-CASE BASIS on proposals to amend a company's charter or bylaws.

         - BACAP will vote AGAINST authorization to transact other unidentified, substantive business at the meeting.

         - BACAP will vote on a CASE-BY-CASE BASIS on all other business matters where BACAP is otherwise withholding votes for the entire board of directors.

BACAP will determine, on a CASE-BY-CASE BASIS, whether and how to vote on "bundled" or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

II.      SHAREHOLDER PROPOSALS

BACAP will generally vote IN ACCORDANCE WITH THE RECOMMENDATION OF THE COMPANY'S BOARD OF DIRECTORS on all shareholder proposals, except as follows:

         - BACAP will vote FOR shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

         - BACAP will vote FOR shareholder proposals to require shareholder approval or ratification of shareholder rights plans and/or anti-greenmail provisions.

         - BACAP will vote on a CASE-BY-CASE BASIS on proposals requiring shareholder approval or ratification of executive severance arrangements.

         - BACAP will vote FOR shareholder proposals that are consistent with BACAP's voting proxy guidelines for board-approved proposals.

         - BACAP will vote on a CASE-BY-CASE BASIS on other shareholder proposals where BACAP is otherwise withholding votes for a majority of the nominees standing for election as directors.

         - BACAP will generally abstain from voting on shareholder proposals regarding social, environmental or political matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. BACAP may, on a CASE-BY-CASE BASIS, vote FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders.

III.     INVESTMENT COMPANY MATTERS

         A.   BOARD-APPROVED PROPOSALS

Proxies will generally be voted FOR board-approved proposals, except as follows:

         - BACAP will vote on a CASE-BY-CASE BASIS regarding the following matters:

                  -    Contested elections of directors.

                  - Approval of investment advisory and/or distribution agreements.

                  -    Approval of distribution plans.

                  -    Issuance of preferred stock.

                  - Conversion of the company from closed-end to open-end form.

                  -    Changes in the "fundamental policies" of the company.

                  - Change in the state or form of organization of the company.

                  - Mergers, acquisitions, reorganizations, liquidations or sales of all or substantially all of the assets of the company.

         B.   SHAREHOLDER PROPOSALS

BACAP will generally vote IN ACCORDANCE WITH THE RECOMMENDATION OF THE COMPANY'S BOARD OF DIRECTORS on all shareholder proposals, except as follows:

         - BACAP will vote on a CASE-BY-CASE BASIS regarding the following matters:

                  - Proposals to terminate or to submit investment advisory and/or distribution agreements for competitive bidding.

                  - Conversion of the company from closed-end to open-end form.

Adopted effective:    July 1, 2003

                               NATIONS FUNDS TRUST

                            ONE BANK OF AMERICA PLAZA
                                   33RD FLOOR
                               CHARLOTTE, NC 28255
                                 1-800-626-2275

                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 23.          EXHIBITS

All references to the "Registration Statement" in the following list of Exhibits refer to the Registrant's Registration Statement on Form N-1A (File Nos. 333-89661; 811-09645)

EXHIBIT LETTER      DESCRIPTION
--------------------------------------------------------------------------------

(a)                 Articles of Incorporation:

(a)(1) Certificate of Trust dated October 22, 1999, incorporated by reference to Post-Effective Amendment No. 1, filed February
                    10, 2000.

(a)(2)              Amended and Restated Declaration of Trust last amended July
                    28, 2003, to be filed by amendment.

--------------------------------------------------------------------------------
(b)                 Bylaws:

                    Not Applicable

--------------------------------------------------------------------------------
(c)                 Instruments Defining Rights of Securities Holders:

                    Not Applicable

--------------------------------------------------------------------------------
(d)                 Investment Advisory Contracts:

(d)(1)              Investment Advisory Agreement between Banc of America
                    Capital Management, LLC ("BACAP") and Nations Funds Trust
                    ("Registrant") dated January 1, 2003, Schedule I dated July
                    18, 2003, filed herewith.

--------------------------------------------------------------------------------

EXHIBIT LETTER      DESCRIPTION
--------------------------------------------------------------------------------
(d)(2)              BACAP Assumption Agreement on behalf of the LifeGoal
                    Portfolios dated January 1, 2003, incorporated by reference to Post-Effective Amendment No. 30, filed June 18, 2003.

(d)(3)              Investment Advisory Agreement between BACAP and the
                    Registrant on behalf of the Fixed Income Sector Portfolios dated January 1, 2003, incorporated by reference to Post-Effective Amendment No. 30, filed June 18, 2003.

(d)(4)              BACAP Assumption Agreement on behalf of the Fixed Income
                    Sector Portfolios dated January 1, 2003, incorporated by reference to Post-Effective Amendment No. 30, filed June 18,
                    2003.

(d)(5)              Investment Sub-Advisory Agreement among BACAP, Brandes
                    Investment Partners, L.P. ("Brandes") and the Registrant dated January 1, 2003, Schedule I dated July 18, 2003, filed herewith.

--------------------------------------------------------------------------------
(e)                 Underwriting Contract:

(e)(1)              Distribution Agreement with BACAP Distributors dated January
                    1, 2003, Schedule I dated July 18, 2003, filed herewith.

--------------------------------------------------------------------------------
(f)                 Bonus or Profit Sharing Contracts:

(f)(1) Deferred Compensation Plan dated December 9, 1999 last amended February 28, 2002, incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2002.

--------------------------------------------------------------------------------
(g)                 Custodian Agreements:

(g)(1)              Amended and Restated Custody Agreement between the
                    Registrant and The Bank of New York ("BNY") dated July 2,
                    2001, Schedule I dated July 18, 2003, filed herewith.

(g)(2)              Custody Agreement between the Registrant and Bank of
                    America, N.A. on behalf of the LifeGoal Portfolios dated
                    June 8, 2001, incorporated by reference to Post-Effective
                    Amendment No. 11, filed July 31, 2001.

--------------------------------------------------------------------------------
(h)                 Other Material Contracts:

(h)(1)              Administration Agreement between the Registrant and BACAP
                    Distributors, Schedule A dated July 18, 2003, filed herewith.

--------------------------------------------------------------------------------

EXHIBIT LETTER      DESCRIPTION
--------------------------------------------------------------------------------
(h)(2)              Sub-Administration Agreement among the Registrant, BNY and
                    BACAP Distributors, Schedule I dated July 18, 2003, filed
                    herewith.

(h)(3)              Shareholder Servicing Plan relating to Investor B Shares,
                    Exhibit I amended July 18, 2003, filed herewith.

(h)(4)              Shareholder Servicing Plan relating to Investor C Shares,
                    Exhibit I amended July 18, 2003, filed herewith.

(h)(5)              Shareholder Servicing Plan relating to Adviser Class Shares,
                    Exhibit I amended May 10, 2002, incorporated by reference to Post-Effective Amendment No. 26, filed July 31, 2002.

(h)(6)              Shareholder Servicing Plan relating to Daily Class Shares,
                    Exhibit I amended May 10, 2002, incorporated by reference to Post-Effective Amendment No. 26, filed July 31, 2002.

(h)(7)              Shareholder Servicing Plan relating to Investor Class
                    Shares, Exhibit I amended May 10, 2002, incorporated by reference to Post-Effective Amendment No. 26, filed July 31,
                    2002.

(h)(8)              Shareholder Servicing Plan relating to Liquidity Class
                    Shares, Exhibit I amended May 10, 2002, incorporated by reference to Post-Effective Amendment No. 26, filed July 31,
                    2002.

(h)(9)              Shareholder Servicing Plan relating to Market Class Shares,
                    Exhibit I amended May 10, 2002, incorporated by reference to Post-Effective Amendment No. 26, filed July 31, 2002.

(h)(10)             Shareholder Servicing Plan relating to Service Class Shares,
                    Schedule I amended May 10, 2002, incorporated by reference to Post-Effective Amendment No. 26, filed July 31, 2002.

(h)(11)             Shareholder Administration Plan relating to Investor B and
                    Investor C Shares, Exhibit I amended May 10, 2002, incorporated by reference to Post-Effective Amendment No.
                    26, filed July 31, 2002.

(h)(12)             Shareholder Administration Plan relating to Institutional
                    Class Shares, Exhibit I amended May 10, 2002, incorporated by reference to Post-Effective Amendment No. 26, filed July
                    31, 2002.

(h)(13)             Shareholder Administration Plan relating to Trust Class
                    Shares, Exhibit I amended May 10, 2002, incorporated by reference to Post-Effective Amendment No. 26, filed July 31,
                    2002.

--------------------------------------------------------------------------------

EXHIBIT LETTER      DESCRIPTION
---------------------------------------------------------------------------------
(h)(14)             Transfer Agency and Services Agreement between PFPC Inc.
                    (formerly First Data Investor Services Group, Inc.) ("PFPC")
                    and the Nations Funds family dated June 1, 1995, Schedule G dated July 18, 2003, filed herewith.

(h)(15)             Adoption Agreement and Amendment to Transfer Agency and
                    Services Agreement dated February 14, 2000, incorporated by reference to Post-Effective Amendment No. 1, filed February
                    10, 2000.

(h)(16)             Amendment to Transfer Agency and Services Agreement dated
                    January 1, 1999, incorporated by reference to Post-Effective
                    Amendment No. 1, filed February 10, 2000.

(h)(17)             Sub-Transfer Agency Agreement between PFPC and Bank of
                    America, N.A. ("Bank of America") dated September 11, 1995,
                    Schedule A dated July 18, 2003, filed herewith.

(h)(18)             Amendment No. 1 to the Sub-Transfer Agency and Services
                    Agreement dated January 3, 2000, incorporated by reference to Post-Effective Amendment No. 6, filed December 27, 2000.

(h)(19)             Amendment No. 2 to the Sub-Transfer Agency and Services
                    Agreement dated December 1, 2000, incorporated by reference to Post-Effective Amendment No. 6, filed December 27, 2000.

(h)(20) Amended and Restated Foreign Custody Manager Agreement between BNY and the Nations Funds family dated July 2, 2001,
                    Appendix dated July 18, 2003, filed herewith.

(h)(21)             Cross Indemnification Agreement among Nations Fund Trust,
                    Nations Fund, Inc., Nations Reserves, Nations Master
                    Investment Trust and the Registrant dated February 14, 2000, incorporated by reference to Post-Effective Amendment No. 1, filed February 10, 2000.

---------------------------------------------------------------------------------
(i)                 Legal Opinion

(i)(1)              Opinion and Consent of Counsel, filed herewith.

---------------------------------------------------------------------------------
(j)                 Other Opinions

(j)(1)              Consent of Independent Accountants -- PricewaterhouseCoopers,
                    LLP, filed herewith.

---------------------------------------------------------------------------------

EXHIBIT LETTER      DESCRIPTION
--------------------------------------------------------------------------------
(k)                 Omitted Financial Statements

                    Not Applicable

--------------------------------------------------------------------------------
(l)                 Initial Capital Agreements:

(l)(1) Investment Letter, incorporated by reference to Post-Effective Amendment No. 1, filed February 10, 2000.

--------------------------------------------------------------------------------
(m)                 Rule 12b-1 Plans:

(m)(1)              Shareholder Administration Plan relating to Primary B
                    Shares, incorporated by reference to Post-Effective
                    Amendment No. 11, filed July 31, 2001.

(m)(2)              Shareholder Servicing and Distribution Plan relating to
                    Investor A Shares, Exhibit A amended July 18, 2003, filed herewith.

(m)(3) Form of Shareholder Servicing and Distribution Plan relating to Investor R Shares, dated September [ ], 2003, incorporated by reference to Post-Effective Amendment No.
                    31, filed July 3, 2003.

(m)(4) Distribution Plan relating to Investor B Shares, Exhibit A amended July 18, 2003, filed herewith.

(m)(5) Distribution Plan relating to Investor C Shares, Exhibit A amended July 18, 2003, filed herewith.

(m)(6) Distribution Plan relating to Daily Class Shares, Exhibit A amended October 8, 2002, filed herewith.

(m)(7)              Distribution Plan relating to Investor Class Shares, Exhibit
                    A amended October 8, 2002, filed herewith.

(m)(8)              Distribution Plan relating to Liquidity Class Shares,
                    Exhibit A amended October 8, 2002, filed herewith.

(m)(9) Distribution Plan relating to Market Class Shares, Exhibit A amended October 8, 2002, filed herewith.

(m)(10)             Distribution Plan relating to Service Class Shares, Exhibit
                    A amended October 8, 2002, filed herewith.

--------------------------------------------------------------------------------

EXHIBIT LETTER      DESCRIPTION
--------------------------------------------------------------------------------
(n)                 Financial Data Schedule:

                    Not Applicable.

--------------------------------------------------------------------------------
(o)                 Rule 18f-3 Plan:

(o)(1) Rule 18f-3 Multi-Class Plan, last amended July 18, 2003, filed herewith.

--------------------------------------------------------------------------------
(p)                 Codes of Ethics:

(p)(1) Nations Funds Family Code of Ethics, incorporated by reference to Post-Effective Amendment No. 26, filed July 31,
                    2002.

(p)(2) BACAP and BACAP Distributors Code of Ethics, incorporated by reference to Post-Effective Amendment No. 20, filed May 1,
                    2002.

(p)(3) Brandes Code of Ethics, incorporated by reference to Post-Effective Amendment No. 9, filed April 9, 2001.

--------------------------------------------------------------------------------
(q)(1)              Powers of Attorney for Edmund L. Benson, Charles B. Walker,
                    A. Max Walker, Thomas S. Word, Jr., William H. Grigg, Thomas
                    F. Keller, Carl E. Mundy, Jr., James B. Sommers, Cornelius
                    J. Pings, William P. Carmichael, Robert H. Gordon and Edward
                    D. Bedard, incorporated by reference to Post-Effective
                    Amendment No. 29, filed April 21, 2003.

(q)(2) Power of Attorney for Minor Mickel Shaw, incorporated by reference to Post-Effective Amendment No. 30, filed June 18,
                    2003.

--------------------------------------------------------------------------------

ITEM 24.          PERSONS CONTROLLED BY OF UNDER COMMON CONTROL WITH THE FUND

     No person is controlled by or under common control with the Registrant.

ITEM 25.          INDEMNIFICATION

     Article VII of the Declaration of Trust provides for the indemnification of the Registrant's trustees, officers, employees and other agents. Indemnification of the Registrant's administrators, distributor, custodian and transfer agents is provided for, respectively, in the Registrant's:

                  1. Administration Agreement with BACAP Distributors;

                  2. Sub-Administration Agreement with BNY and BACAP
                     Distributors;

                  3. Distribution Agreement with BACAP Distributors;

                  4. Custody Agreement with BNY;

                  5. Custody Agreement with Bank of America, N.A.;

                  6. Transfer Agency and Services Agreement with PFPC; and

                  7. Sub-Transfer Agency and Services Agreement with PFPC and
                     Bank of America.

     The Registrant has entered into a Cross Indemnification Agreement with Nations Fund Trust (the "Trust") Nations Fund, Inc. (the "Company"), Nations Reserves ("Reserves") and Nations Master Investment Trust ("Master Trust") dated February 14, 2000. The Trust, the Company, Reserves and/or Master Trust will indemnify and hold harmless the Registrant against any losses, claims, damages or liabilities, to which the Registrant may become subject, under the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act") or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any prospectuses, any preliminary prospectuses, the registration statements, any other prospectuses relating to the securities, or any amendments or supplements to the foregoing (hereinafter referred to collectively as the "Offering Documents"), or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Offering Documents in reliance upon and in conformity with written information furnished to the Registrant by the Trust, the Company, Reserves and/or Master Trust expressly for use therein; and will reimburse the Registrant for any legal or other expenses reasonably incurred by the Registrant in connection with investigating or defending any such action or claim; provided, however, that the Trust, the Company, Reserves and/or Master Trust shall not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Documents in reliance upon and in conformity with written information furnished to the Trust, the Company, Reserves and/or Master Trust by the Registrant expressly for use in the Offering Documents.

     Promptly after receipt by an indemnified party above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

     The Registrant has obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions. In no event will the Registrant indemnify any of its trustees, officers, employees, or agents against any liability to which such person would otherwise be subject by reason of his/her willful misfeasance, bad faith, gross negligence in the performance of his/her duties, or by reason of his/her reckless disregard of the duties involved in the conduct of his/her office or arising under his agreement with the Registrant. The Registrant will comply with Rule 484 under the 1933 Act and Release No. 11330 under the 1940 Act, in connection with any indemnification.

     Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission ("SEC") such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any act, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

ITEM 26.          BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

     To the knowledge of the Registrant, none of the directors or officers of BACAP, the adviser to the Registrant's portfolios, or Brandes, the investment sub-adviser to certain portfolios, except those set forth below, are or have been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with, and engage in business for, the company that owns all the outstanding stock (other than directors' qualifying shares) of BACAP or other subsidiaries of Bank of America Corporation.

     (a) BACAP performs investment advisory services for the Registrant and certain other customers. BACAP is a wholly-owned subsidiary of Bank of America Corporation. Information with respect to each director and officer of the investment sub-adviser is incorporated by reference to Form ADV filed by BACAP (formerly

TradeStreet Investment Associates, Inc.) with the SEC pursuant to the Advisers Act (file no. 801-50372).

     (b) Brandes performs investment sub-advisory services for the Registrant and certain other customers. Information with respect to each director and officer of the investment sub-adviser is incorporated by reference to Form ADV filed by Brandes with the SEC pursuant to the Advisers Act (file no. 801-24986).

ITEM 27.          PRINCIPAL UNDERWRITERS

     (a) BACAP Distributors, placement agent for the Registrant, does not presently act as investment adviser for any other registered investment companies, but does act as distributor for Nations Separate Account Trust and Nations Funds Trust both of which are registered open-end management investment companies.

     (b) Information with respect to each director and officer of the placement agent is incorporated by reference to Form ADV filed by BACAP Distributors with the SEC pursuant to the 1940 Act (file no. 801-49874).

     (c)          Not applicable.

ITEM 28.          LOCATION OF ACCOUNTS AND RECORDS

     (1) BACAP, One Bank of America Plaza, Charlotte, NC 28255 (records relating to its function as investment sub-adviser).

     (2) Brandes, 11988 El Camino Real, San Diego, CA 92130 (records relating to its function as investment sub-adviser).

     (3) PFPC, 400 Bellevue Parkway, Wilmington, DE 19809 (records relating to its function as transfer agent).

     (4) BACAP Distributors, One Bank of America Plaza, Charlotte, NC 28255 (records relating to its function as distributor and administrator).

     (5) BNY, 100 Church Street, New York, NY 10286 (records relating to its function as custodian and sub-administrator).

     (6) Bank of America, One Bank of America Plaza, Charlotte, NC 28255 (records relating to its function as sub-transfer agent).

ITEM 29.          MANAGEMENT SERVICES

     Not Applicable

ITEM 30.          UNDERTAKINGS

     Not Applicable

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, State of North Carolina on the 31st day of July, 2003.

                                 NATIONS FUNDS TRUST

                                 By:          *
                                    ---------------------
                                    Robert H. Gordon
                                    President (Principal Executive Officer)
                                    and Vice Chairman of the Board of Trustees

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

        SIGNATURES                                      TITLE                               DATE
        ----------                                      -----                               ----
                *                                     Chairman                         July 31, 2003
------------------------------                of the Board of Trustees
     (William P. Carmichael)

                *                              Chief Financial Officer                 July 31, 2003
------------------------------               (Principal Financial and
      (Edward D. Bedard)                         Accounting Officer)

                *                                      Trustee                         July 31, 2003
------------------------------
     (Edmund L. Benson, III)

                *                                      Trustee                         July 31, 2003
------------------------------         President (Principal Executive Officer)
        (Robert H. Gordon)           and Vice Chairman of the Board of Trustees

                *                                      Trustee                         July 31, 2003
------------------------------
       (William H. Grigg)

                *                                      Trustee                         July 31, 2003
------------------------------
       (Thomas F. Keller)

                *                                      Trustee                         July 31, 2003
------------------------------
      (Carl E. Mundy, Jr.)

                *                                      Trustee                         July 31, 2003
------------------------------
      (Cornelius J. Pings)

                *                                      Trustee                         July 31, 2003
------------------------------
      (Minor Mickel Shaw)

                *                                      Trustee                         July 31, 2003
------------------------------
        (A. Max Walker)

                *                                      Trustee                         July 31, 2003
------------------------------
       (Charles B. Walker)

                *                                      Trustee                         July 31, 2003
------------------------------
        (Thomas S. Word)

                *                                      Trustee                         July 31, 2003
------------------------------
       (James B. Sommers)

/s/ Robert B. Carroll
--------------------------
Robert B. Carroll

*Attorney-in-Fact

                                   Signatures

         Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, State of North Carolina on the 31st day of July, 2003.

                                  NATIONS MASTER INVESTMENT TRUST

                                  By:        *
                                     ------------------
                                     Robert H. Gordon
                                     President (Principal Executive Officer) and
                                     Vice Chairman of the Board of Trustees

                                  By: /s/ Robert B. Carroll
                                     ------------------------
                                     Robert B. Carroll
                                     Secretary
                                     *Attorney-in-Fact

                                  EXHIBIT INDEX

                               NATIONS FUNDS TRUST

                               FILE NO. 333-89661


EX.-99.23(d)(1)         Investment Advisory Agreement between BACAP and Nations
                        Funds Trust

EX.-99.23(d)(5)         Investment Sub-Advisory Agreement among BACAP, Brandes
                        and Nations Funds Trust

EX.-99.23(e)(1)         Distribution Agreement with BACAP Distributors

EX.-99.23(g)(1)         Amended and Restated Custody Agreement with The Bank of
                        New York

EX.-99.23(h)(1)         Administration Agreement between BACAP Distributors and
                        Nations Funds Trust

EX.-99.23(h)(2)         Sub-Administration Agreement among BNY, BACAP
                        Distributors and Nations Funds Trust

EX.-99.23(h)(3)         Shareholder Servicing Plan relating to Investor B Shares

EX.-99.23(h)(4)         Shareholder Servicing Plan relating to Investor C Shares

EX.-99.23(h)(14)        Transfer Agency and Services Agreement between PFPC Inc.
                        and the Nations Funds family

EX.-99.23(h)(17)        Sub-Transfer Agency Agreement between PFPC and Bank of
                        America, N.A.

EX.-99.23(h)(20)        Amended and Restated Foreign Custody Manager Agreement
                        between BNY and the Nations Funds family

EX.-99.23(i)(1)         Opinion and Consent of Counsel - Morrison & Foerster LLP

EX.-99.23(j)(1)         Consent of Independent Accountants

EX.-99.23(m)(2)         Shareholder Servicing and Distribution Plan relating to
                        Investor A Shares

EX.-99.23(m)(4)         Distribution Plan relating to Investor B Shares

EX.-99.23(m)(5)         Distribution Plan relating to Investor C Shares

EX.-99.23(m)(6)         Distribution Plan relating to Daily Class Shares

EX.-99.23(m)(7)         Distribution Plan relating to Investor Class Shares

EX.-99.23(m)(8)         Distribution Plan relating to Liquidity Class Shares

EX.-99.23(m)(9)         Distribution Plan relating to Market Class Shares

EX.-99.23(m)(10)        Distribution Plan relating to Service Class Shares

EX.-99.23(o)(1)         Rule 18f-3 Multi-Class Plan